                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

   Check the appropriate box:

   [X] Filed by the Registrant

   [_] Filed by a Party other than the Registrant

   [X] Preliminary Proxy Statement        [_] Confidential, For Use of the
                                          Commission Only
                                             (as permitted by Rule 14a-
                                             6(e)(2))

   [_] Definitive Proxy Statement

   [_] Definitive Additional Materials

   [_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      CNL AMERICAN PROPERTIES FUND, INC.
               (Name of Registrant as Specified in Its Charter)



   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
   Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

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                       CNL AMERICAN PROPERTIES FUND, INC.
                        400 East South Street Suite 500
            Orlando, Florida 32801 Tel: 407-650-1000    800-522-3863

                               ----------------

                   Notice of Special Meeting of Stockholders
                          To Be Held           , 1999

                               ----------------

   NOTICE IS HEREBY GIVEN that a special meeting of stockholders of CNL AMERICAN PROPERTIES FUND, INC. ("APF") will be held at 10:30 a.m. local time,
on          , 1999 at the CNL Management Center at 450 East South Street, Suite
101, Orlando, Florida, for the following purposes:

  (a) to approve an amendment and restatement of APF's Articles of Incorporation which (i) increases the number of authorized shares of APF's common stock from 125,000,000 to 275,000,000 shares;
      (ii) modifies certain provisions to reflect that APF is becoming internally advised; and (iii) effects certain other modifications that APF believes are desirable in connection with listing APF's common stock for trading on the New York Stock Exchange, including modifications to conform APF's articles more closely to the articles of incorporation of other publicly-traded real estate investment trusts; and

  (b) to transact such other business as may properly come before the meeting or any adjournment thereof.

   Stockholders of record at the close of business on         , 1999 will be
entitled to notice of, and to vote at, the meeting or at any adjournment thereof.

   Stockholders are cordially invited to attend the meeting in person. WHETHER OR NOT YOU NOW PLAN TO ATTEND THE MEETING, YOU ARE ASKED TO COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY FOR WHICH A POSTAGE PAID RETURN ENVELOPE IS PROVIDED. IT IS IMPORTANT THAT YOUR SHARES BE VOTED. IF YOU DECIDE TO ATTEND THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.


                                          By Order of the Board of Directors,


                                          -------------------------------------
                                          Lynn E. Rose
                                          Secretary

     , 1999
Orlando, Florida

                QUESTIONS AND ANSWERS ABOUT THE PROXY STATEMENT
                     OF CNL AMERICAN PROPERTIES FUND, INC.

Q: What is the proposal I am being asked to vote upon?

A: We, the Board of Directors of CNL American Properties Fund, Inc. (APF), are requesting that you approve a proposal to amend and restate APF's Articles of Incorporation. The proposed amendments and our reasons for recommending them are described in detail in this Proxy Statement and a copy of the proposed amended and restated Articles (the Restated Articles) is attached as an exhibit to this Proxy Statement.

Q: Why do APF's Articles of Incorporation need to be amended?

A: For two reasons. First, to facilitate consummation of certain acquisitions that we believe will increase stockholder value. As a result of these acquisitions, APF will become a full-service restaurant real estate investment trust (REIT) and will become one of the largest triple-net lease REITs in the United States. Following the acquisitions, APF will be able to offer a complete range of restaurant property services to operators of national and regional restaurant chains from triple-net leasing and mortgage financing to site selection, construction management and build-to-suit development.

   Second, upon consummation of these acquisitions, APF intends to list its common stock (the APF Shares) on the New York Stock Exchange (NYSE) and become a publicly-traded REIT. Certain of the amendments we are proposing will modify APF's existing Articles of Incorporation to provide APF with the greater degree of operational flexibility that is characteristic of other publicly-traded REITs.

Q: Am I voting on the acquisitions or listing?

A: No. Stockholder approval is not required for the acquisitions or for listing.

Q: Does the Board of Directors of APF recommend that I vote in favor of the proposal?

A: Yes. We unanimously recommend that you vote "FOR" the proposal.

Q: What are the acquisitions that APF is making?

A: APF is making the following three acquisitions:

  . APF will become internally advised and will acquire complete acquisition, development and in-house management functions by acquiring its external advisor, CNL Fund Advisors, Inc. (the Advisor). Because APF has had no employees since its inception, the Advisor has provided these functions on behalf of APF and has been responsible for the day-to-day operations of APF, including raising capital, investment analysis, acquisitions, due diligence, asset management and accounting services. The acquisition of the Advisor also will provide APF with restaurant development capabilities including site selection, construction management and build-to-suit development.

  . To increase its financing capabilities and expand its mortgage loan portfolio, APF will acquire CNL Financial Corp. and CNL Financial Services, Inc. (the CNL Restaurant Financial Services Group). The CNL Restaurant Financial Services Group makes and services mortgage loans (and, as described below, "securitizes" a portion of such loans) to operators of national and regional restaurant chains comparable to the restaurant chain operators that currently are tenants of APF.

  . To increase the size of its restaurant property portfolio, APF will seek to acquire 18 CNL Income Funds (the Funds), which are limited partnerships that currently own, in the aggregate, 621 restaurant properties similar to the types of restaurant properties in which

   APF invests. If APF acquires the Advisor, the CNL Restaurant Financial Services Group and all of the Funds, it expects to have total assets of approximately $1.5 billion at the time those acquisitions are consummated and it will own or hold a mortgage interest in more than 1,400 restaurant properties.

  The Information Memorandum that is attached as an exhibit to this Proxy Statement explains in detail the terms of the acquisitions and the background of and reasons for them.

Q: How will the Restated Articles differ from APF's existing Articles of Incorporation?

A: If approved, the Restated Articles:

  . will increase the number of APF Shares that APF is authorized to issue from 125,000,000 to 275,000,000 shares;

  . will modify certain provisions to reflect that APF is becoming internally advised as a result of its acquisition of the Advisor; and

  . will effect certain other modifications to APF's existing Articles that APF believes are desirable in connection with listing the APF Shares for trading on the NYSE, including modifications designed to make APF's Articles more comparable to the articles of other publicly-traded REITs.

Q: When will the APF Shares be listed for trading on the New York Stock
   Exchange?

A: APF will seek to have the APF Shares begin trading on the NYSE concurrently with the consummation of the acquisition by APF of the Funds.

   In an effort to obtain a greater following by the investment banking analyst community, concurrently with or shortly following the Fund acquisitions and NYSE listing, and assuming market conditions permit, APF intends to offer APF Shares to the public pursuant to an underwritten public offering. APF has not yet determined how many APF Shares will be offered for sale in the public offering or when the offering will commence.

Q: When do you expect the acquisitions to be completed?

A: We plan to complete the acquisition of the Advisor and the CNL Restaurant
   Financial Services Group as soon as practicable. Because APF already has a sufficient number of authorized APF Shares to consummate these acquisitions, they may be completed before the Restated Articles are approved. The acquisitions of the Funds, on the other hand, are subject to approval of the Restated Articles by a majority of the APF stockholders because APF does not currently have a sufficient number of authorized APF Shares to complete those acquisitions. Further, the acquisitions of the Funds are subject to the approval by the holders of a majority of the units of limited partnership interests of each Fund. A special meeting of the
   limited partners of the Funds is scheduled to be held on    , 1999 for the
   purpose of voting on the Fund acquisitions. If the Restated Articles are approved, the acquisitions of the Funds will occur as soon as practicable following the approval by the limited partners of the Funds.

   It is expected that the acquisitions of the Funds will occur in the fourth quarter of 1999. In no event will the acquisitions of the Advisor, the CNL Restaurant Financial Services Group or the Funds be consummated later than December 31, 1999.

Q: Why is APF acquiring the Advisor?

A: The principal reasons are as follows:

  . APF is acquiring the Advisor, in part, because investment analysts specializing in REITs have emphasized in recent years their strong preference for internally-advised REITs. These analysts believe that the nature of the relationship between externally-advised REITs (which APF is currently) and their external advisors is susceptible to conflicts of interest, most of which can be avoided through self-administration. For these reasons, we believe that the marketplace undervalues externally-advised REITs and that investors and analysts will view an internally-managed structure more favorably.

  . The Advisor currently is entitled to various fees for providing management, acquisition, development and other services to APF, including fees that are determined in part based on the cost basis of APF's assets. Upon the acquisition of the Advisor, the operations of the Advisor will become part of the business of APF and, accordingly, APF will cease to pay such fees. While APF will assume the costs associated with the provision of these services, we believe that due to the substantial growth in APF's asset base, APF will experience long-term cost savings as a result of the acquisition.

  . The acquisition of the Advisor also will enable APF to provide restaurant development services which include site selection, construction management and build-to-suit development. The acquisition of those capabilities will provide APF with an additional pool of restaurant chains and restaurant chain operators to whom it can offer triple-net lease and mortgage loan financing.

Q: Why is APF not internally advised now?

A: Historically, APF did not have a large enough asset base to provide the economies of scale needed to support efficiently the extensive general and administrative expenses of an internal management team. We believe that APF's asset base has now grown sufficiently large to support such an infrastructure efficiently.

Q: Why is APF acquiring the CNL Restaurant Financial Services Group?

A: Although APF currently has the ability to make mortgage loans, the acquisition of the CNL Restaurant Financial Services Group will permit APF to expand its financing capabilities to include securitization transactions. APF also will acquire the CNL Restaurant Financial Services Group's existing mortgage loan portfolio, including the servicing rights for such portfolio, and will assume the warehouse lines of credit used previously by them in providing such financial services.

   We believe that APF's ability to offer a full range of financial products to operators of national and regional restaurant chains will increase the pool of available customers for its products and will enable APF to position itself to become a preferred provider of restaurant financing options to restaurant chain operators. As such, we believe the acquisition of the CNL Restaurant Financial Services Group will allow APF to compete more effectively with other restaurant REITs.

Q: What are securitization transactions and why would APF engage in them?

A: The CNL Restaurant Financial Services Group "securitizes" mortgage loans. A mortgage loan securitization involves combining a group of mortgage loans into a pool, creating securities that are backed by the combined pool and then issuing those securities to investors. The CNL Restaurant Financial Services Group makes loans and securitizes them by selling them to a special purpose entity which issues certificates representing beneficial interests in the pool of mortgage loans. The CNL Restaurant Financial Services Group receives from a securitization (i) the net proceeds (less a placement fee and other offering expenses) from the sale of the certificates, (ii) income in the form of the "spread" between the interest that is earned on the securitized mortgage loans (less transaction fees and expenses and any portfolio losses) and the interest earned on the certificates sold to third parties and (iii) fees for servicing mortgage loans that have been securitized. The CNL Restaurant Financial Services Group usually retains a subordinated interest in the mortgage loans, which because it is subordinated, generally will bear interest at a higher rate than the mortgage loans. Further, by eliminating the securitized mortgage loans from its balance sheet, the securitization transactions also reduce the CNL Restaurant Financial Services Group's equity requirements.

   We believe that the expansion of APF's financing capabilities to include securitization transactions will enable APF to access more financing opportunities and, ultimately, to increase cash available for distributions to the APF stockholders. We also believe that securitization transactions may permit APF to obtain additional capital with greater ease and at a lower cost at times when market conditions are not suitable for raising funds on economically attractive terms through the issuance of APF's equity or debt securities.

Q: Why is APF acquiring the Funds?

A: We believe that the acquisition of the Funds ultimately will result in greater earnings for APF which, in turn, is expected to increase the market value of APF's shares and cash distributions to APF's stockholders. We believe that this will occur for the following reasons:

  . We believe that the public market valuations of the equity securities of many publicly-traded real estate companies, including REITs that focus on the restaurant industry, are based, in part, on the growth potential of such companies and have historically exceeded the net book values of their real estate assets. We believe that the increase in the size of APF's restaurant property portfolio will provide APF greater access to both debt and equity capital necessary for funding its operations and consummating acquisitions and financings on economically attractive terms.

  . We also believe that the acquisitions will generate cost savings based on the economies of scale resulting from APF's larger restaurant property portfolio.

  . Finally, we believe the increase in the size of APF's restaurant property portfolio will increase the probability of broader coverage of APF by financial analysts who cover REIT stocks generally. Broader coverage by financial analysts potentially may enhance the value of the APF Shares and increase the volume of trading in the APF Shares, which would increase their liquidity.

Q: Who owns the Funds?

A: The Funds were formed from 1985 to 1995 by affiliates of CNL Group, Inc., an affiliate of APF. James M. Seneff, Jr., APF's Chairman and Chief Executive Officer, Robert A. Bourne, APF's Vice Chairman and Treasurer, and CNL Realty Corporation are the general partners of each of the Funds.

Q: How will APF's stockholders benefit from the acquisitions?

A: We believe that transforming APF into a full-service REIT will benefit APF's stockholders in three principal ways.

  . First, we believe that APF's ability to provide full-service restaurant property services will give it a competitive advantage over other REITs that typically provide a more limited array of services to their prospective restaurant owners and operators.

  . Second, we believe that internal restaurant property service capabilities
    (including management, acquisition, development and expanded financing capabilities) will improve APF's performance through increased control over functions that are important to the growth of its business.

  . Third, for the reasons outlined in the paragraphs above, we believe the acquisitions will increase the value of APF's shares following listing on the NYSE.

Q: How much will these acquisitions cost APF?

A: APF will acquire the Advisor, the CNL Restaurant Financial Services Group and the Funds generally in exchange for APF Shares. APF is paying a total of 12,300,000 APF Shares for the Advisor and the CNL Restaurant Financial Services Group. (APF has allocated 7,600,000 of such shares for the acquisition of the Advisor and 4,700,000 of such shares for the acquisition of the CNL Restaurant Financial Services Group.) If all 18 Funds are acquired, APF will pay, in the aggregate, up to 61,000,000 APF Shares for them, before the payment by the Funds of certain acquisition expenses.

Q: Why might APF not acquire all 18 of the Funds?

A: The acquisition of each Fund must be approved by a majority in interest of the limited partners of such Fund. Thus, we cannot be certain that APF will acquire a Fund until after the votes have been counted.

Q: Are the acquisitions of the Advisor and the CNL Restaurant Financial
   Services Group subject to approval by their stockholders?

A: No. The stockholders of both the Advisor and the CNL Restaurant Financial
   Services Group have already approved the acquisitions of their companies.

Q: How did APF determine that the acquisitions are in my best interests?

A: The Board of Directors of APF first established a Special Committee consisting of the three independent members of the Board to evaluate alternatives for increasing stockholder value. To assist them in their evaluation, the Special Committee engaged the independent investment banking firms of Merrill Lynch and Salomon Smith Barney as its financial advisors. Based upon discussions with Merrill Lynch and Salomon Smith Barney, the Special Committee has determined that making the acquisitions, together with listing the APF Shares on the NYSE, is the strategic alternative that will most likely maximize stockholder value. In support of its determination, the Special Committee received two separate fairness opinions from Merrill Lynch stating that the aggregate consideration to be paid by APF for the Advisor and the CNL Restaurant Financial Services Group and for the Funds, respectively, is fair to APF from a financial point of view.

Q: What is the dollar value of an APF Share?

A: Because the APF Shares are not listed on the NYSE at this time, the value of an APF Share is uncertain because there is no established trading market for the APF Shares. For purposes of the acquisitions, APF has assigned the APF Shares a value of $10.00 per share, the price at which APF sold APF Shares in three previous public offerings, the most recent of which was completed in December 1998. Accordingly, based on that value, APF will pay $123 million for the Advisor and the CNL Restaurant Financial Services Group and, if all the Funds are acquired, up to an aggregate of $610 million for the Funds (before the payment by the Funds of certain acquisition expenses).

Q: Will any of APF's affiliates benefit from the acquisitions?

A: As the sole stockholders of the CNL Group Inc., the majority stockholder of the Advisor, Mr. Seneff and his wife will receive as consideration for their indirect ownership interest in the Advisor 4,905,040 of the APF Shares allocated by the Board for the acquisition of the Advisor. Mr. Seneff individually will receive an additional 2,518,303 APF Shares as consideration for the acquisition by APF of his interest in the CNL Restaurant Financial Services Group. In addition, Mr. Bourne will receive 1,216,000 and 760,216 APF Shares to be paid by APF as consideration for his interests in the Advisor and the CNL Restaurant Financial Services Group, respectively.

   As general partners of the Funds, Mr. Seneff and Mr. Bourne have ownership interests in each Fund. They will be entitled to receive their pro rata portion of the APF Shares paid for each Fund in accordance with the terms of the relevant partnership agreement. Messrs. Seneff and Bourne will receive an estimated aggregate of 273,499 APF Shares in exchange for their general partner interests if all of the Funds are acquired. Furthermore, as directors of APF they will be entitled to receive performance-based incentives, including stock options, under APF's 1999 Performance Incentive Plan or any other option, incentive compensation or similar plan approved by APF's stockholders.

Q: What are the potential risks of the acquisitions?

A: There are a number of potential risks to the stockholders of APF associated with the acquisitions. We believe that these risks, which are detailed in the Information Memorandum that accompanies the enclosed Proxy Statement, are justified by the anticipated benefits to stockholders.

Q: Who can vote on the proposal to adopt the Restated Articles?

A: APF stockholders at the close of business on the record date of           ,
   1999 are entitled to vote at the Special Meeting.

   Approval of the proposal to adopt the Restated Articles requires the affirmative vote of the holders of a majority of the outstanding APF Shares. A majority vote in favor of the proposal will be binding on you even if you have voted against the proposal.

Q: When and where is the Special Meeting of Stockholders?

A: The Special Meeting to vote on the proposal will be held at 10:30 a.m. on
             , 1999 at the CNL Management Center at 450 East South Street, Suite 101, Orlando, Florida.

Q: Must I attend the Special Meeting to vote on the proposal?

A: No. To vote without attending the Special Meeting, simply indicate on the enclosed proxy card how you want to vote, and sign and mail it in the enclosed return envelope as soon as possible, so that at the Special Meeting your APF Shares may be voted "For" or "Against" the proposal to adopt the Restated Articles. If you sign and send in your proxy card and do not indicate how you want to vote, you will be counted as having voted in favor of the proposal. If you do not send in your card or you abstain from voting, it will count as being unvoted and will have the same effect as a vote "Against" the proposal.

Q: Can I change my vote after I mail my proxy card?

A: Yes, you can change your vote at any time before your proxy is counted at the Special Meeting. You can do this in three ways: first, you can send us a written statement that you would like to revoke your proxy; second, you can send us a new proxy card; or third, you can attend the Special Meeting and vote in person. Any revocation or new proxy card should be sent to Corporate Election Services, P.O. Box 125, Pittsburgh, PA, 15230-012, our vote tabulator.

Q: Who can help answer my questions?

A: If you have more questions about the acquisitions or would like to request any additional information, you should contact our solicitation firm which we hired to assist us in answering your questions and administering the Special Meeting:

                             D.F. King & Co., Inc.
                                77 Water Street
                           New York, New York 10005
                                (800) 207-3159

                       CNL AMERICAN PROPERTIES FUND, INC.
                        400 East South Street, Suite 500
                             Orlando, Florida 32801
                               Tel:  407-650-1000
                                    800-522-3863

                            -----------------------

                                PROXY STATEMENT

                            -----------------------

   This Proxy Statement is furnished by the Board of Directors of CNL American Properties Fund, Inc., a Maryland corporation ("APF"), in connection with the solicitation by management of proxies to be voted at a special meeting of
stockholders to be held on   , 1999 (the "Special Meeting"), and at any
adjournment thereof, for the purposes set forth in the accompanying notice of
such meeting. All stockholders of record at the close of business on   , 1999
(the "Record Date"), will be entitled to vote at the Special Meeting.

   Any proxy, if received in time, properly signed and not revoked, will be voted at such meeting in accordance with the directions of the stockholder. If no directions are specified, the proxy will be voted FOR the proposal set forth in this Proxy Statement. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked (1) by delivery of a written statement that the proxy is revoked, (2) by delivery, at the Special Meeting or otherwise, of a subsequent proxy executed by the person executing the prior proxy or (3) by attendance at the Special Meeting and voting in person. Any revocation or new proxy card should be sent to Corporate Election Services, P.O. Box 125, Pittsburgh, PA, 15230-012.

   Votes cast in person or by proxy at the Special Meeting will be tabulated and a determination will be made as to whether or not a quorum is present. APF will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence or absence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders. If a broker submits a proxy indicating that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to such matter.

   Solicitation of proxies will be primarily by mail. However, directors, officers and other employees of APF also may solicit proxies, for no additional compensation, by telephone or telegram or in person. All of the expenses of preparing, assembling, printing and mailing the materials used in the solicitation of proxies will be paid by APF. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials, at the expense of APF, to the beneficial owners of shares held of record by such persons. In addition, APF has engaged D. F. King & Co., Inc., a professional proxy solicitation firm, to aid in the solicitation of proxies at a fee estimated to be approximately $95,000 plus reimbursement of reasonable out-of-pocket costs and expenses. APF has agreed to indemnify D.F. King & Co, Inc. against certain liabilities that it may incur arising out of the services it provides in connection with the Special Meeting.

   As of the Record Date, 74,696,927 shares of APF's common stock, par value $.01 per share (the "APF Shares"), were outstanding. Each APF Share entitles the holder thereof to one vote on each of the matters to be voted upon at the Special Meeting. As of the Record Date, officers and directors of APF beneficially owned in the aggregate less than 1% of the outstanding APF Shares.

   It is anticipated that this Proxy Statement and the enclosed proxy first
will be mailed to stockholders on or about    , 1999.

              PROPOSAL TO APPROVE AN AMENDMENT AND RESTATEMENT OF
                        APF'S ARTICLES OF INCORPORATION

   On March 11, 1999, the Board of Directors of APF (the "Board") unanimously approved a proposal to amend and restate APF's existing Articles of Incorporation (the "Existing Articles"), and directed that such proposal be submitted to the APF stockholders for their approval. If approved, the amended and restated Articles of Incorporation (the "Restated Articles"):

  . will increase the number of APF Shares that APF is authorized to issue from 125,000,000 to 275,000,000 shares;

  . will modify certain provisions to reflect that APF is becoming internally advised as a result of its proposed acquisition of CNL Fund
  Advisors, Inc., its external advisor (the "Advisor"); and

  . will effect certain other modifications to the Existing Articles that APF believes are desirable in connection with the proposed listing of the APF Shares for trading on the New York Stock Exchange ("NYSE"), including modifications to conform APF's Articles more closely to the articles of incorporation of other publicly-traded REITs.

   The text of the proposed Restated Articles is set forth in Exhibit A to this Proxy Statement and a marked version of the Existing Articles, which shows the modifications proposed to be made, is set forth in Exhibit B to this Proxy Statement.

   The Board has determined it to be in the best interests of APF and its stockholders to adopt the Restated Articles. The Board unanimously recommends that stockholders vote "FOR" the proposal to adopt the Restated Articles.

   Approval of the proposal to adopt the Restated Articles requires the affirmative vote of the holders of a majority of the outstanding APF Shares entitled to vote thereon. Proxies will be voted for approval of the Restated Articles unless stockholders designate otherwise. It is expected that the consummation of APF's acquisition of the Advisor and the CNL Restaurant Financial Services Group (discussed below) will occur prior to (or at the latest concurrently with) such time as the Restated Articles become effective, which will occur upon their filing with the Maryland Department of Assessments and Taxation. APF will seek to have the APF Shares begin trading on the NYSE concurrently with the consummation of the acquisition by APF of the CNL Income Funds (also discussed below).

   The paragraphs below describe the amendments to the Existing Articles that will be made if the Restated Articles are approved by the stockholders and the reasons that the Board has proposed such amendments.

Increase in the Number of Authorized Shares

   General. If the Restated Articles are approved, the number of APF Shares that APF is authorized to issue will increase from 125,000,000 to 275,000,000 shares. The principal purpose for the increase in authorized APF Shares is to permit APF to have sufficient shares to consummate contemplated acquisitions (collectively, the "Acquisitions") that the Board believes will increase stockholder value. As a result of these Acquisitions, APF will become a full-service REIT which has the ability to offer to operators of national and regional restaurant chains a complete range of restaurant development and financing options. The Acquisitions consist of:

  . Acquisition of Advisor. APF will become internally advised and acquire complete acquisition, development and in-house management functions by acquiring the Advisor. Because APF has had no employees since its inception, the Advisor has provided these functions on behalf of APF and has been responsible for the day-to-day operations of APF, including raising capital, investment analysis, acquisitions, due diligence, asset management and accounting services. The acquisition of the Advisor also will provide APF with restaurant development capabilities, including site selection, construction management and build-to-suit development.

  . Acquisition of CNL Restaurant Financial Services Group. To increase its financing capabilities and expand its mortgage loan portfolio, APF will acquire CNL Financial Corp. and CNL Financial Services, Inc. (together, the "CNL Restaurant Financial Services Group"). The CNL Restaurant Financial Services Group makes and services mortgage loans (and, as described below, "securitizes" a portion of such loans) to operators of national and regional restaurant chains comparable to the restaurant chain operators that currently are tenants of APF.

  . Acquisition of CNL Income Funds. To increase the size of its restaurant property portfolio, APF will seek to acquire 18 CNL Income Funds (the "Funds"), which are limited partnerships that owned, as of September 30, 1998 and in the aggregate, 621 restaurant properties similar to the types of restaurant properties in which APF invests. If APF acquires the Adviser, the CNL Restaurant Financial Services Group and all of the Funds, it expects to have total assets of approximately $1.5 billion at the time those acquisitions are consummated and it will own or hold a mortgage interest in more than 1,400 restaurant properties, making it one of the largest triple-net lease REITs in the United States.

   The principal components of the Acquisitions are summarized below and the terms of the Acquisitions and the background of and reasons for them are discussed in detail in the Information Memorandum that is attached as Exhibit C to this Proxy Statement. The APF stockholders are not being asked to, and are not required to, approve the Acquisitions themselves. However, the acquisition of the Funds is subject to approval of the Restated Articles by the holders of a majority of the APF Shares because APF does not currently have a sufficient number of authorized APF Shares to complete those acquisitions.

   Merger Agreements and Consideration. APF has entered into a merger agreement with the stockholders of each of the Advisor and the CNL Restaurant Financial Services Group and merger agreements with the general partners (the "General Partners") of each of the Funds. The Advisor and the CNL Restaurant Financial Services Group will be merged into newly-formed, wholly-owned subsidiaries of APF, and the Funds will be merged with and into CNL APF Partners, L.P., an existing, wholly-owned subsidiary of APF through which APF will conduct its business after the Acquisitions have been consummated. The merger agreements were negotiated and executed following the recommendation of a special committee of the Board, which is comprised of the three independent members of APF's Board (the "Special Committee"), and the unanimous vote in favor of the Acquisitions of the members of the full Board.

   The merger agreements provide that the purchase price payable by APF to the stockholders of the Advisor and the CNL Restaurant Financial Services Group will consist of 12,300,000 APF Shares (with the Board having allocated 7,600,000 of such APF Shares as the consideration paid to the Advisor and 4,700,000 of such APF Shares as the consideration paid to the CNL Restaurant Financial Services Group) and that if all of the Funds are acquired, up to an aggregate of 61,000,000 APF Shares (before the payment by the Funds of certain acquisition expenses) will be issued to the partners of the Funds. Because the APF Shares are not listed at this time, the value of an APF Share is uncertain. For purposes of the Acquisitions, the APF Shares have been assigned a value of $10.00 per share, the price at which APF sold APF Shares in three previous public offerings, the most recent of which was completed in December 1998. Accordingly, based on that value, APF will pay $123 million for the Advisor and the CNL Restaurant Financial Services Group and, if all the Funds are acquired, up to an aggregate of $610 million for them (before payment by the Funds of certain acquisition expenses).

   The acquisition of each Fund is subject to the approval by the holders of a majority of units of limited partnership interest of each fund. A special
meeting of the limited partners of the Funds is scheduled to be held on      ,
1999 for the purpose of voting on the acquisitions. The stockholders of both the Advisor and the CNL Restaurant Financial Services Group have already approved the acquisitions of their companies.

   APF plans to complete the acquisition of the Advisor and the CNL Restaurant Financial Services Group as soon as practicable. Of the 125,000,000 APF Shares authorized for issuance under the Existing Articles,

74,696,927 APF Shares have been issued and are outstanding. Because APF already has a sufficient number of authorized APF Shares available to consummate these acquisitions, they may be completed before the Restated Articles are approved. The acquisitions of the Funds, on the other hand, are subject to approval of the Restated Articles by the APF stockholders because APF does not currently have a sufficient number of authorized APF Shares to complete those acquisitions. Consequently, the merger agreements relating to the Funds are conditioned on approval by the APF stockholders of the Restated Articles. Assuming approval of the Restated Articles by APF stockholders, the acquisition of the Funds will occur as soon as practicable following the approval by the limited partners of the Funds. It is expected that the acquisitions of the Funds will be consummated in the fourth quarter of 1999. In no event will the Acquisitions be consummated later than December 31, 1999.

   APF does not currently know the exact number of APF Shares that will be required for the Acquisitions, because the total number of APF Shares that will be issued in connection with the acquisitions of the Funds will depend on the number of Funds and the particular Funds that are acquired, which will not be determined until the limited partners of the Funds have voted on the acquisitions. In addition, the limited partners of the Funds that are acquired will have the option to elect to receive, in exchange for their limited partnership interests, alternative consideration consisting of a combination of cash and APF Callable Notes (the "Cash/Notes Option"), rather than APF Shares. The number of APF Shares issued to a particular Fund will be reduced to the extent its limited partners elect to receive the Cash/Notes Option.

   Assuming that the Acquisitions will require 73,300,000 APF Shares (before the payment by the Funds of certain acquisition expenses), APF will have up to approximately 127,000,000 remaining authorized but unissued APF Shares following the consummation of the Acquisitions. These remaining authorized APF Shares would provide APF with flexibility to raise additional equity capital from time to time, as consideration for future acquisitions or for a variety of other corporate purposes. Shortly following the Acquisitions and in connection with listing the APF Shares for trading on the NYSE ("Listing"), APF intends to offer APF Shares to the public pursuant to an underwritten public offering, if market conditions are suitable. APF has not yet determined how many APF Shares will be offered for sale in the public offering or exactly when the offering will commence. Other than the issuance of APF Shares pursuant to the Acquisitions, the issuance of APF Shares to the directors, officers and employees of APF pursuant to the terms of APF's 1999 Performance Incentive Plan and the proposed public offering of APF Shares, APF does not have any current plan to issue any of the additional APF Shares to be authorized.

   Summary of the Acquisitions. The determination to proceed with the Acquisitions and Listing was made following many months of deliberation and based on the advice of Merrill Lynch, Pierce, Fenner & Smith, Incorporated ("Merrill Lynch") and Salomon Smith Barney Holdings, Inc. ("Salomon Smith Barney"), independent investment banking firms engaged by the Special Committee as its financial advisors. Based upon the advice of Merrill Lynch and Salomon Smith Barney, the Special Committee determined that making the Acquisitions and Listing are the strategic alternatives that will most likely maximize stockholder value. In support of its determination, APF has obtained two separate fairness opinions from Merrill Lynch which state that the number of APF Shares payable by APF for the Advisor and the CNL Restaurant Financial Services Group and for the Funds, respectively, is fair to APF from a financial point of view. The chronology of the deliberations of the Board and the Special Committee, the factors that they considered in determining to recommend the Acquisitions and Listing, the various alternatives to the Acquisitions and Listing that were considered and the fairness opinions rendered by Merrill Lynch are described in the Information Memorandum under the caption "BACKGROUND OF AND REASONS FOR THE ACQUISITIONS." Copies of the fairness opinions rendered by Merrill Lynch are attached as Exhibit D-1 and Exhibit D-2, respectively, to this Proxy Statement.

   The Board believes that transforming APF into a full-service REIT by acquiring the Advisor and the CNL Restaurant Financial Services Group and significantly increasing APF's size by acquiring the Funds will enhance APF stockholder value. APF believes that the Acquisitions will achieve three important strategic objectives for APF. First, APF's ability to provide integrated restaurant property services will give it a competitive advantage over other REITs that typically provide a more limited array of services to their prospective restaurant owners and operators. Second, the acquisition of internal restaurant property service capabilities (including management, acquisition, development and expanded financing capabilities) will improve APF's performance through increased control over functions that are important to the growth of its business. Third, the Acquisitions will facilitate Listing and increase the value of the APF Shares following Listing.

   Acquisition of the Advisor. APF will become internally advised and acquire complete acquisition, development and asset management functions by acquiring the Advisor. Because APF has had no employees since its inception, the Advisor has provided these functions on behalf of APF and has been responsible for the day-to-day operations of APF, including raising capital, investment analysis, acquisitions, due diligence, asset management and accounting services. The acquisition of the Advisor also will enable APF to provide restaurant development services which include site selection, construction management and build-to-suit development. As of September 30, 1998, the Advisor was overseeing approximately 75 restaurant development projects.

   The Advisor currently is entitled to various fees for providing services to APF, including fees that are determined in part based on the cost basis of APF's assets. Upon the acquisition of the Advisor, the operations of the Advisor will become part of the business of APF and, accordingly, APF will cease to pay such fees. APF has not previously sought to become internally advised because, historically, it has not had a large enough asset base to provide the economies of scale needed to support efficiently the extensive general and administrative expenses of an internal management team. APF believes that its asset base has now grown sufficiently large to support such an infrastructure efficiently and that, due to such growth, APF will experience long-term cost savings as a result of the acquisition of the Advisor.

   In determining to acquire the Advisor, the Special Committee and the Board considered, among other things, that investment analysts specializing in REITs in recent years have emphasized their strong preference for internally-advised REITs. These analysts believe that the nature of the relationship between externally-advised REITs and their external advisors is susceptible to conflicts of interest, most of which can be avoided through becoming internally advised. An externally-advised REIT may compensate its external advisor on a basis (such as a percentage of total assets or revenues under management) that may not best align the interest of the external advisor with the REIT's stockholders. While the Advisor owes a fiduciary obligation to the APF stockholders and governance mechanisms have been implemented to resolve potential conflicts of interest and protect APF's stockholders, APF believes that the marketplace would value APF more favorably as an internally-advised REIT. Of the REITs that are traded on the NYSE and have equity market capitalizations of more than $1 billion, approximately 92% are self-advised. Accordingly, APF believes that investors and analysts will view an internal management structure more favorably.

   Acquisition of CNL Restaurant Financial Services Group. Although APF currently has the ability to make mortgage loans, the acquisition of the CNL Restaurant Financial Services Group will permit APF to expand its financing capabilities to include securitization transactions. APF also will acquire the CNL Restaurant Financial Services Group's existing mortgage loan portfolio, including the servicing rights for such portfolio, and will assume the warehouse lines of credit used previously by them in providing such financial services. As of September 30, 1998, the CNL Restaurant Financial Services Group had originated approximately $465 million in mortgage loans on 458 restaurant properties in 37 states, had secured approximately $135 million in loan commitments and had securitized approximately $269 million of the $465 million of originated mortgage loans. APF believes that its ability to offer a full range of financial products to operators of national and regional restaurant chains will increase the pool of available customers for APF's products.

   The CNL Restaurant Financial Services Group "securitizes" mortgage loans. A mortgage loan securitization involves combining a group of mortgage loans into a pool, creating securities that are backed by the combined pool and then issuing those securities to investors. The CNL Restaurant Financial Services Group makes loans and securitizes them by selling them to a special purpose entity which issues certificates representing beneficial interests in the pool of mortgage loans. The CNL Restaurant Financial Services Group receives from a securitization (i) the net proceeds (less a placement fee and other offering expenses) from the sale of the certificates, (ii) income in the form of the "spread" between the interest that is earned on the securitized mortgage loans (less transaction fees and expenses and any portfolio losses) and the interest earned on the certificates sold to third parties and (iii) fees for servicing mortgage loans that have been securitized. The CNL Restaurant Financial Services Group usually will retain a subordinated interest in the mortgage loans, which because it is subordinated, generally will bear interest at a higher rate than the mortgage loans as a whole. Further, by eliminating the securitized mortgage loans from its balance sheet, the securitization transactions also reduce the CNL Restaurant Financial Services Group's equity requirements.

   APF believes that the expansion of its financing capabilities to include the CNL Restaurant Financial Services Group's securitization capabilities will enable APF to access more financing opportunities and, ultimately, to increase cash available for distributions to the APF stockholders. APF believes that securitization transactions may permit it to obtain additional capital with greater ease and at a lower cost at times when market conditions are not suitable for raising funds on economically attractive terms through the issuance of equity or debt securities.

   Acquisition of Funds. As of September 30, 1998, APF had invested more than $480 million in 357 restaurant properties in 37 states. APF is seeking to increase its asset base by acquiring the Funds, which currently own, in the aggregate, 621 restaurant properties. For the nine months ended September 30, 1998, the Funds had aggregate gross revenues of approximately $37 million. If APF acquires the Advisor, the CNL Restaurant Financial Services Group and all of the Funds, it expects to have assets of approximately $1.5 billion and to own or hold a mortgage interest in more than 1,400 restaurant properties, making it one of the largest triple-net lease REITs in the United States.

   The Funds were formed from 1985 to 1995 by affiliates of CNL Group, Inc., an affiliate of APF. The limited partners of the Funds are the individuals and entities who invested in the funds. James M. Seneff, Jr., APF's Chairman and Chief Executive Officer, Robert A. Bourne, APF's Vice Chairman and Treasurer, and CNL Realty Corporation are the general partners of each of the Funds.

   The table below lists (i) the Funds that APF is seeking to acquire, (ii) the number of APF Shares being offered to each Fund if it is acquired and (iii) the estimated value (based on the assigned value of $10.00 per APF Share) of the APF Shares to be paid to each Fund. The estimated value of the APF Shares being offered to each Fund reflects a reduction in the number of APF Shares paid to that Fund by APF for that Fund's allocable portion of the expenses of the acquisitions.

                                                                     Estimated
                                                                    Value of APF
                                                     Number of APF  Shares after
                                                     Shares Offered Acquisition
                         Fund                          to Fund(1)   Expenses(1)
                         ----                        -------------- ------------
   CNL Income Fund, Ltd.............................   1,157,759    $11,416,590
   CNL Income Fund II, Ltd..........................   2,393,267     23,664,939
   CNL Income Fund III, Ltd.........................   2,082,901     20,591,448
   CNL Income Fund IV, Ltd..........................   2,668,016     26,341,688
   CNL Income Fund V, Ltd...........................   2,049,031     20,258,264
   CNL Income Fund VI, Ltd..........................   3,730,388     36,877,167
   CNL Income Fund VII, Ltd.........................   3,202,371     31,687,369
   CNL Income Fund VIII, Ltd........................   4,042,635     39,953,755
   CNL Income Fund IX, Ltd..........................   3,700,097     36,580,307
   CNL Income Fund X, Ltd...........................   4,243,243     41,950,341
   CNL Income Fund XI, Ltd..........................   4,394,196     43,456,016
   CNL Income Fund XII, Ltd.........................   4,768,496     47,152,089
   CNL Income Fund XIII, Ltd........................   3,886,185     38,375,335
   CNL Income Fund XIV, Ltd.........................   4,313,041     42,605,480
   CNL Income Fund XV, Ltd..........................   3,733,901     36,888,672
   CNL Income Fund XVI, Ltd.........................   4,320,947     42,693,949
   CNL Income Fund XVII, Ltd........................   3,014,377     29,790,126
   CNL Income Fund XVIII, Ltd.......................   3,299,149     32,601,466

--------
(1) Assumes that none of the limited partners of the Funds elects to receive the Cash/Notes Option.

   APF believes that increasing its asset base through the Fund acquisitions ultimately will result in greater earnings for APF, which, in turn, is expected to increase the market value of the APF Shares and cash distributions to the APF stockholders. APF believes that this will occur for the following reasons:

  . APF believes that the public market valuations of the equity securities of many publicly-traded real estate companies, including REITs that focus on the restaurant industry, are based, in part, on the growth potential of such companies and have historically exceeded the net book values of their real estate assets. APF believes that the increase in the size of its restaurant property portfolio will provide APF greater access to both debt and equity capital necessary for funding its operations and consummating acquisitions and financings on economically attractive terms.

  . APF also believes that the Fund acquisitions will generate cost savings based on the economies of scale resulting from a larger restaurant property portfolio.

  . Finally, APF believes the increase in the size of its restaurant property portfolio will increase the probability of broader coverage of APF by financial analysts who cover REIT stocks generally. Broader coverage by financial analysts may enhance the value of the APF Shares and increase the volume of trading in the APF Shares, which would increase their liquidity.

   Listing on the NYSE; Public Offering. APF will provide liquidity and a trading market for the APF Shares by Listing. APF will seek to have the APF Shares begin trading on the NYSE concurrently with the consummation of the acquisition by APF of the Funds. In an effort to obtain a greater following by the investment banking analyst community, concurrently with or shortly following the Fund acquisitions and Listing, and assuming market conditions permit, APF intends to offer APF Shares to the public pursuant to an underwritten public offering. APF has not yet determined how many APF Shares will be offered for sale in the public offering or when the offering will commence.

   Effect of Increase in Authorized Shares. The Restated Articles would effect an increase in the number of authorized APF Shares by 150,000,000 APF Shares. To the extent APF issues these additional APF Shares, which it will do to consummate the Fund acquisitions and to effect the proposed underwritten public offering, the voting power of APF's current stockholders will be diluted. In addition, the issuance of additional APF Shares in connection with the Acquisitions may result in a reduction in funds from operations per APF Share if the earnings attributable to the businesses and restaurant properties that APF will acquire in the Acquisitions are not sufficient to maintain the level of funds from operations per APF Share existing prior to such issuance or issuances. Internal management projections reviewed and considered by the Special Committee indicate that the Acquisitions will be accretive on a funds from operations per share basis. For a discussion of the accretion analysis that was performed by APF, see "BACKGROUND OF AND REASONS FOR THE ACQUISITIONS -- Recommendation on the CNL Restaurant Business Acquisitions" in the Information Memorandum attached as Exhibit C to this Proxy Statement.

   Authorization of additional APF Shares also could, under certain circumstances, have an anti-takeover effect, although this is not the intention of the amendments. An increased number of authorized APF Shares could discourage, or be used to impede, an attempt to acquire or otherwise change control of APF. The private placement of APF Shares into company "friendly" hands, for example, could dilute the voting strength of a party seeking control of APF. Furthermore, many companies have issued warrants or other rights to acquire additional shares of common stock to the holders of their common stock to discourage or defeat unsolicited share accumulation programs and acquisition proposals, which programs or proposals may be viewed by the boards of directors as not in the best interests of such companies and their stockholders. Although APF has no present intent to use the additional authorized APF Shares for such purposes, an increased number of APF Shares would be available for such purposes if the Restated Articles are adopted.

Modifications to Reflect APF Becoming Internally Advised

   The Existing Articles contain a number of provisions that impose guidelines on transactions between APF and the Advisor and its affiliates. As discussed above, in order to become a full-service REIT, APF will acquire the Advisor. As a result of that acquisition, the separate existence of the Advisor will cease, its operations will become part of the business of APF and APF will become an internally-advised REIT. Once that occurs, the provisions in the Existing Articles relating to the Advisor and its affiliates and to transactions and relations between APF and the Advisor and its affiliates will no longer be applicable. These provisions, which are eliminated in the Restated Articles, are discussed below.

   Independent Director Requirements. Section 2.1 of the Existing Articles provides that a majority of the members of the Board of Directors must be "Independent Directors." An "Independent Director" is defined in the Existing Articles as someone who is not, and has not been for the previous two years, associated with the Advisor. Because APF is acquiring the Advisor and becoming internally advised, the Restated Articles eliminate the requirement that APF have directors not associated with the Advisor. The Restated Articles also eliminate any provisions of the Existing Articles that are only relevant if APF has "Independent Directors." This includes, among others, Section 2.2 of the Existing Articles (requiring that a majority of the members of Board committees be Independent Directors), Section 2.6 (requiring that the Independent Directors approve certain enumerated matters) and Section 5.2 (requiring the Independent Directors to conduct an annual review of APF's investment policies).

   The term "independent director" is more commonly used to refer to a director who is not also an employee of the company of which he or she is a director and who is otherwise free of any relationship that would interfere with his or her ability to exercise independent judgment in respect of that company's business. In this regard, APF currently has five directors, two of whom (James M. Seneff, Jr., APF's Chairman and Chief Executive Officer, and Robert A. Bourne, APF's Vice Chairman and Treasurer) are employees of APF and three of whom are independent directors under the more common meaning of the term. It is expected that for the foreseeable future a majority of the Board will continue to be comprised of independent directors.

   Provisions Relating to Advisor Services. Article IV of the Existing Articles consists of provisions that govern the relationship between APF and the Advisor. These provisions include guidelines for supervision of the Advisor by the Board of Directors, provisions relating to the termination of the Advisor, restrictions on the types and amount of fees payable by APF to the Advisor for services provided and limitations on reimbursement of expenses incurred by the Advisor in performing those services. Because APF will acquire the Advisor and become internally advised, Article IV of the Existing Articles will no longer be applicable to APF's operations and will therefore be eliminated in the Restated Articles.

   Certain Conflict of Interest Provisions. In order to mitigate certain potential conflicts of interest with the Advisor, Sections 6.3 and 6.4 of
Article VI of the Existing Articles contain a number of restrictions with respect to transactions between APF and the Advisor and their respective affiliates and on certain activities of the Advisor and its affiliates. For the reasons discussed below, these provisions also are eliminated in the Restated Articles.

   Section 6.3(i) of the Existing Articles provides that the Advisor and its affiliates will not offer or sell interests in certain subsequently formed public programs prior to the completion of APF's initial public offering and restricts investing by such programs prior to the time a certain percentage of the proceeds of APF's initial public offering were invested. As described above, once APF acquires the Advisor, restrictions on the activities of the Advisor and its affiliates will no longer be applicable. The particular provisions of Section 6.3(i) also are no longer relevant as APF's initial public offering was completed in early 1997 and the proceeds of the initial public offering were fully invested thereafter.

   Sections 6.3(ii) and 6.4 also are eliminated in the Restated Articles because they similarly will be inapplicable when APF acquires the Advisor. The provisions that are being so eliminated include: (i) guidelines on how to resolve conflicts when an investment opportunity becomes available which is suitable for both APF and a public or private entity with which the Advisor or its affiliates are affiliated (Section 6.3(ii)), (ii) restrictions on the provision of goods and services to APF by the Advisor or its affiliates (Section 6.4(i)) and (iii) restrictions on loans by the Advisor and its affiliates to APF (Section 6.4(ii)). Section 6.4(ii) also restricts APF from making any loans to affiliates. That provision is eliminated in the Restated Articles for the reasons described below under "Other Modifications -- Restrictions on Affiliated Transactions."

Other Modifications

   The Existing Articles were adopted prior to APF's commencing operations and when APF had not yet acquired restaurant properties. In that context, a number of limitations and restrictions were included in APF's Existing Articles. The principal purpose of these limitations and restrictions was to impose parameters on, and provide guidelines for, the development of APF's operating capabilities and the acquisition of its restaurant property portfolio. Certain of these limitations and restrictions were required under state regulations because at the time of the initial public offering of APF Shares, the APF Shares were not listed for trading on a national securities exchange or designated for quotation on Nasdaq. Publicly-traded REITs are not required to, and do not, include these types of provisions in their governing documents.

   Since the adoption in 1995 of APF's original Articles of Incorporation (which have not been comprehensively amended), APF has become a fully-operating restaurant REIT, with a current portfolio of 357 restaurant properties. APF has a four-year operating history, which means that investors and potential investors now have substantial information on which to evaluate APF and its business. In view of APF's operating history and its plans for Listing, APF and the Board believe that many of the limitations and restrictions that were included in the Existing Articles are unduly restrictive and could prevent APF from pursuing favorable investment opportunities which could enhance stockholder value. In addition, because other publicly-traded REITs generally are not bound by similar limitations and restrictions, they could impair APF's ability to compete effectively for investments and management talent. The Board believes such limitations and restrictions should be modified so that APF will be governed by articles of incorporation that are comparable to the articles of incorporation of other publicly-traded operating REITs. The proposed Restated Articles reflect the modifications that APF and the Board believe should be made to the Existing Articles.

   The paragraphs below discuss, with respect to each provision of the Existing Articles proposed to be modified by the Restated Articles (other than modifications discussed above), the current provision as it appears in the Existing Articles, the modified provision as it will appear in the Restated Articles and the reason or reasons why the Board believes the provision should be so modified.

   References to NASAA REIT Guidelines. Several provisions of the Existing Articles reference the guidelines for Real Estate Investment Trusts published by the North American Securities Administrators Association. These guidelines (the "NASAA REIT guidelines"), which consist of substantive restrictions on the operations of a REIT, are applicable when a REIT is making a public offering of its securities unless those securities are listed for trading on a national securities exchange or designated for quotation on Nasdaq. Because the governing documents of publicly-traded REITs are not required to comply with the NASAA REIT guidelines and because APF will be becoming a publicly-traded REIT, these references have been eliminated in the Restated Articles.

   The Existing Articles also contain provisions that, while they do not specifically reference the NASAA REIT guidelines, were included to comply with those guidelines. Many of those provisions are modified or eliminated by the Restated Articles as described elsewhere in this Proxy Statement.

   Experience of Directors. The Existing Articles contain provisions requiring that a director must have had, prior to his or her election to APF's Board of Directors, "at least three (3) years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by [APF]." The Existing Articles further provide that one of the Independent Directors must have three years of relevant real estate experience. For a discussion of elimination of the Independent Director requirement, see "Modifications to Reflect APF Becoming Internally Advised -- Independent Director Requirements" above.

   The director experience requirements were included in the Existing Articles in order to ensure that the directors guiding APF through its initial development and acquisition phases were sufficiently experienced in the type of activities in which APF intended to engage. While relevant experience and particularly relevant real estate experience are factors that APF would consider in recruiting and proposing nominees for director positions, APF believes that because it is now a fully operating company with a large portfolio of restaurant properties, it is no longer necessary or desirable to require that directors have a particular type or specific number of years of experience. Indeed, APF believes that having a director experience requirement may prevent APF from proposing nominees who could potentially enrich the composition of the Board of Directors by bringing to it broad and useful experience, although they might not necessarily be experienced in the acquisition and development of real properties. Examples of individuals who might be precluded from serving as directors due to the director experience requirements include university professors, government officials and representatives and senior executives and directors of public companies that are not engaged in real estate or restaurant-related activities. Individuals with such backgrounds often are desired by public companies to serve on their boards of directors.

   APF believes that its Board should be composed of persons who can best serve the interests of its stockholders. Because some of those persons might not meet the director experience requirements under the Existing Articles, those requirements have been eliminated under the Restated Articles.

   Investment Limitations. The Existing Articles contain a number of limitations and restrictions on APF's ability to make certain types of investments. These investment limitations and restrictions were established, as described above, in order to impose parameters on APF's operations because at the time it had not commenced operations or acquired any restaurant properties. The Board believes that now that APF is a fully-operating company, these limitations and restrictions are no longer necessary or desirable because they could impede APF's ability to take advantage of favorable investment opportunities. Moreover, the elimination of certain of these limitations and restrictions (for example, limitations under the Existing Articles on APF's mortgage lending activities) will be desirable in light of APF's expansion of its financing capabilities in connection with its acquisition of the CNL Restaurant Financial Services Group. The Board further believes that these limitations and restrictions are inconsistent with APF's ability to conduct business as a publicly-traded REIT and that, like other publicly-traded REITs, the decision to make or not make these types of investments should be wholly within the authority of the Board and APF's management.

   For the foregoing reasons, the Board is proposing the elimination of the investment limitations and restrictions summarized below. The full text of the eliminated provisions is set forth in the marked version of the Existing Articles in Exhibit B to this Proxy Statement.

  .  Section 5.4 Investment Limitations. The investment limitations in
     Section 5.4 of the Existing Articles that are eliminated in the Restated Articles for the reasons outlined above prohibit APF from: (1) investing more than 10% of its total assets in unimproved real property or indebtedness secured by a deed of trust or mortgage loan on unimproved real property (Section 5.4(i)); (2) investing in commodities or commodity future contracts (Section 5.4(ii)); (3) investing in or making mortgage loans unless an appraisal is obtained concerning the property and certain other conditions are met (Sections 5.4(iii), (iv) and (v));
     (4) investing in equity securities, except under certain limited circumstances (Section 5.4(vi)); (5) except under specified circumstances, issuing (A) equity securities redeemable solely at the option of the holder, (B) debt securities, (C) common or preferred shares on a deferred payment basis or under similar arrangements, (D) non-voting or assessable securities and (E) options, warrants, or similar evidences of right to buy its securities (Section 5.4(vii)); (6) investing in contracts for the sale of real estate unless they are in recordable form and appropriately recorded in the chain of title (Section 5.4(viii)); (7) acquiring a restaurant property unless the consideration to be paid for each such property is authorized by the Board (Section 5.4(ix)); (8) engaging in underwriting or the agency distribution of securities issued by others or in trading (Section 5.4(x)); (9) investing in any foreign currency or bullion or engaging in any short sales (Section 5.4(xi)); and (10) issuing senior securities except notes to lenders and preferred shares (Section 5.4(xii)).

  . Limitations on Secured Equipment Financing. The Restated Articles also eliminate the requirement under Section 5.3(iv) of the Existing Articles that the offering by APF of leases secured by restaurant equipment must be approved by a majority of directors (including a majority of Independent Directors) as being fair, competitive and commercially reasonable.

  .  Limitations on Investment in Equity Securities. The restriction in
     Section 5.3(iii) of the Existing Articles on investment by APF in equity securities also is eliminated under the Restated Articles. Under Section 5.3(iii), APF may invest in equity securities so long as a majority of the disinterested directors (including a majority of the Independent Directors) approve the investment as being fair, competitive and commercially reasonable.

   Limitations on Borrowing and Indebtedness. Historically, APF has funded acquisitions using net proceeds from offerings of APF Shares. Since the completion of its last offering of APF Shares in December 1998, APF has, and intends in the future to, fund acquisitions and the development of new restaurant properties through short-term borrowings and by financing or refinancing its indebtedness on such properties on a longer-term basis when market conditions are appropriate. Under Section 3.2(iv) and Section 5.4(xiii) of the Existing Articles, total indebtedness of APF generally cannot exceed 300% of the net asset value of APF's assets. Although it is unlikely that APF would ever exceed that level of indebtedness, an absolute limit on APF's borrowings could impair its ability to engage in potentially advantageous transactions. Such a limitation also is uncommon among publicly-traded REITs and thus could restrict APF's ability to compete for investments and investment opportunities. The proposed Restated Articles therefore do not contain any limitation on the amount or percentage of indebtedness that APF may incur in the future.

   APF's Board has agreed that, as a general policy, APF will borrow funds only when APF's ratio of debt-to-total assets is 45% or less. Because the Restated Articles would eliminate any limitations on APF's ability to borrow, however, APF's Board could modify that policy at any time after the Restated Articles are adopted. If that policy were changed, APF could become more highly leveraged, resulting in an increase in the amount of debt repayment. This, in turn, could increase APF's risk of default on its obligations and adversely affect APF's funds from operations and its ability to make distributions to its stockholders. Because this is only a policy, the Board could, depending on the market conditions, modify the policy and increase APF's leverage above 45%.

   Restrictions on Affiliated Transactions. Various provisions of the Existing Articles limit APF's ability to engage in transactions with the Advisor, a director of APF or any of their affiliates. In general, these provisions require that such transactions ("affiliated transactions") be approved by a majority of the disinterested directors. They also contain limitations on the substantive aspects of the affiliated transactions themselves, such as restrictions on the consideration to be paid by APF for services provided or assets acquired from or sold to such persons.

   The provisions in the Existing Articles restricting affiliated transactions are eliminated in the Restated Articles for a number of reasons. First, because the Advisor is being acquired by APF, the likelihood of APF engaging in any affiliated transactions is greatly reduced. Second, as discussed above, the Restated Articles are intended to be more consistent with the articles of incorporation of publicly-traded REITs and other public companies. The articles of such companies generally do not contain charter restrictions on affiliated transactions of the type proposed to be eliminated because, among other reasons, the corporate laws of most states already contain provisions restricting affiliated transactions. Under Maryland corporate law, to which APF is subject, transactions between APF and its directors (or persons in which such directors have a material financial interest) may be void or voidable unless the conflict giving rise to the transaction is disclosed and the transaction is approved or ratified by a majority of disinterested directors or a majority of the stockholders or the transaction is fair and reasonable to APF. Thus, APF's ability to enter into affiliated transactions is restricted under applicable state law even if the affiliated transactions provisions in the Existing Articles are eliminated by the Restated Articles.

   The affiliated transaction provisions that are proposed to be eliminated in the Restated Articles are the following:

  . Joint Ventures. The Restated Articles eliminate Section 5.3(ii) of the Existing Articles which provides that APF may invest in Joint Ventures with the Advisor, one or more directors and any affiliates only if a majority of disinterested directors approve the investment as being fair and reasonable to APF and on substantially the same terms and conditions as those received by other joint venturers.

  . Sales and Leases to and from APF. The Restated Articles also eliminate Sections 6.1 and 6.2 of the Existing Articles which require that APF's disinterested directors approve as fair and reasonable to APF, respectively, the purchase of property by APF from the Advisor, a director or any affiliate and the acquisition or lease of assets from APF by the Advisor, a director or any affiliate. Section 6.1 also provides that the purchase by APF of any property from the Advisor, a director or any affiliate must be at a price no greater than the cost of the asset to the Advisor, or, as the case may be, such director or affiliate, or if the price to APF is in excess of such cost, that substantial justification for such excess exists, such excess is reasonable and that the cost does not exceed the asset's appraised value.

  . Loans to Affiliates. The first sentence of Section 6.4(ii) prohibiting APF from making loans to affiliates similarly is eliminated in the Restated Articles.

  . General Restriction. Section 9.5 of the Existing Articles contains certain general restrictions on all transactions between APF and its affiliates. The Restated Articles eliminate these restrictions which, in addition to disinterested director approval, require that an affiliated transaction be fair and reasonable to APF and its stockholders, that the terms of such transaction are at least as favorable as the terms of comparable arms-length transactions and that if an acquisition is involved, the total consideration is not in excess of the appraised value of the property being acquired. The Restated Articles also eliminate the limitations in Section 9.5 on the payment by APF of compensation to affiliates.

   Voting Restrictions. The Restated Articles also eliminate Section 8.3 of the Existing Articles which prohibits the Advisor, the directors and any of their affiliates from voting on matters submitted to the APF stockholders regarding removal of the Advisor, directors or any of their affiliates or any transaction between APF and them. This provision, which was included in the Existing Articles in accordance with the NASAA REIT guidelines (discussed above), is eliminated because the articles of incorporation of publicly-traded REITs and other public companies normally do not contain voting restrictions of this type and, with respect to the restrictions on the Advisor and voting on removal of or transactions with the Advisor, because APF is acquiring the Advisor.

   Reports to Stockholders. Section 8.7 of the Existing Articles lists the items of information that must be included in APF's annual report to stockholders. However, because APF is a reporting company under the rules and regulations of the Securities and Exchange Commission (the "SEC") and it will become subject to the rules and regulations of the NYSE following Listing, APF's annual reports will be required to comply with both the SEC and NYSE annual reporting requirements. For these reasons, Section 8.7 has been modified by eliminating the enumerated informational requirements and providing that the reports to stockholders be prepared and delivered to stockholders in accordance with the requirements of the SEC and the NYSE.

   Indemnification. Under Section 7.2(i) of the Existing Articles, APF is required to indemnify its directors and officers and permitted to indemnify its employees and agents for losses or liabilities any of them (an "indemnitee") may incur in connection with APF's business. Indemnification is not available, however, (i) for losses or liabilities resulting from conduct by the indemnitee that constitutes negligence, misconduct, bad faith or active or deliberate dishonesty, (ii) if the indemnitee received an improper personal benefit, (iii) in the case of a criminal proceeding, the indemnitee had reasonable cause to believe his or her acts were unlawful or (iv) in a proceeding by or in the right of APF, the indemnitee is adjudged liable to APF. Under Section 7.2(ii) of the Existing Articles, APF also may not provide indemnification for losses or liabilities arising from alleged violations by an indemnitee of federal or state securities laws, except under certain specified circumstances.

   The indemnification provisions under the Existing Articles are more narrow than the indemnification provisions of publicly-traded REITs and other public companies. They also limit APF's ability to provide indemnification to the extent permitted by Maryland corporate law. The Restated Articles modify the indemnification provisions, consistent with the charter provisions of publicly-traded REITs and other public companies and consistent with Maryland law, to provide that APF will indemnify its directors and officers and may indemnify its employees and agents to the fullest extent permitted by Maryland law. This modification will allow APF to offer director and officer candidates indemnification similar to the indemnification they would receive from other public companies and thus to compete with those companies for the most qualified candidates.

   Existence of APF. Under Section 11.1 of the Existing Articles, APF automatically will terminate and dissolve on December 31, 2005 unless the APF Shares are listed on a national securities exchange or over-the-counter market, in which event APF automatically will become a perpetual life entity. In contemplation of Listing, this provision is modified in the Restated Articles to provide for APF's perpetual duration.

   Issuance of Stock Certificates. Section 7.5 of the Existing Articles provides that APF shall not issue stock certificates, but instead shall maintain stock ownership records on its books. Because APF will be required to issue stock certificates following Listing pursuant to the rules of the NYSE, this provision has been deleted from the Restated Articles.

   Conforming Changes and Other Ministerial Modifications. The Restated Articles reflect a number of conforming changes and other modifications of a ministerial nature that are necessary in view of the other modifications being proposed. These changes and modifications include, among other things, deletion and revision of definitions, references and cross-references and the re-numbering and lettering of remaining provisions. The Restated Articles also eliminate provisions of the Existing Articles that were relevant only in the context of APF's initial public offering, which was completed in early 1997 (for example, the limitations on initial public offering expenses under Section 3.2(vii) of the Existing Articles) and provisions contemplating listing on a national securities exchange or over-the-counter market (such as the provision in Section 5.1(iv) that obligates APF to list the APF Shares or sell its assets within 5 to 10 years after the initial public offering). All of these changes are indicated in the marked version of the Existing Articles in Exhibit B to this Proxy Statement.

                               SECURITY OWNERSHIP

   The following table sets forth, as of    , 1999, the number and percentage
of shares beneficially owned by all persons known by APF to own beneficially more than 5% of the total APF Shares outstanding, by each director or named executive officer and by all executive officers and directors as a group, based solely upon information furnished to APF by such stockholders, executive officers and directors. Unless otherwise noted below, the persons named in the table have the sole voting and sole investment power with respect to each of the shares beneficially owned by them.

Name and Address                          Number of Shares    Percent of APF
of Beneficial Owner                      Beneficially Owned Shares Outstanding
-------------------                      ------------------ ------------------
James M. Seneff, Jr.....................       20,000(1)             *
400 East South Street
Orlando, FL 32801

Robert A. Bourne........................           --              *
400 East South Street
Orlando, FL 32801

G. Richard Hostetter ...................        5,479(2)           *
SunTrust Bank of Chattanooga, N.A.
P.O. Box 1638
Mail Code M0321
Chattanooga, TN 37401

Richard C. Huseman......................          --                 *
3000 University Boulevard, Suite 251
Winter Park, FL 32792
J. Joseph Kruse.........................          --                 *
494 Woonasquatucket Avenue, Unit 114
North Providence, RI 02911

All directors and executive officers as
 a group (10 persons)...................       25,479(1)(2)          *

--------
 * Less than 1%.
(1) Represents shares held by the CNL Group, Inc., of which Mr. Seneff is a principal stockholder.
(2) Represents shares held by SunTrust Bank of Chattanooga, on behalf of Mr. Hostetter, in an individual retirement account.

   For pro forma beneficial ownership information based on the assumption that there will be 147,279,427 APF Shares outstanding (net of expenses to be paid by the Funds in the form of a reduction in the number of APF Shares paid to each Fund and assuming no limited partners of the Funds elect the Cash/Notes Option) following the Acquisitions if all of the Funds are acquired, see the table under the caption "COMMON STOCK OWNERSHIP AFTER THE ACQUISITIONS" in the Information Memorandum attached asExhibit C to this Proxy Statement.

                       PROPOSALS FOR NEXT ANNUAL MEETING

   Any stockholder proposal to be considered for inclusion in APF's proxy statement and form of proxy for the annual meeting of stockholders to be held in 2000 must be received at APF's office at 400 East South Street, Orlando, Florida 32801, no later than November , 1999.

   Under APF's bylaws, a stockholder must comply with certain procedures to nominate directors or to propose other matters to be considered at an annual meeting of stockholders. These procedures provide that the stockholders desiring to make nominations for directors or to bring a proper subject before a meeting must do so by notice timely delivered to APF's secretary. To be timely, the secretary must receive the notice at APF's principal executive offices not less than 60 days nor more than 90 days before the anniversary of the preceding year's annual meeting of stockholders. In the case of APF's annual meeting of stockholders in 2000, APF's secretary must receive notice of any such proposal no earlier than February 13, 2000 and no later than March 14, 2000 (other than proposals intended to be included in the proxy statement and form of proxy which, as noted above, must be received by November , 1999). Generally, such notice must set forth: (i) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations or proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, the name and address of such stockholder, as they appear on APF's books, and of such beneficial owner and the class and number of APF Shares which are owned beneficially and of record by such stockholder and such beneficial owner. The Chairman of the annual meeting shall have the power to declare that any proposal not meeting these and any other applicable requirements imposed by the bylaws shall be disregarded. A copy of the bylaws may be obtained without charge on written request addressed to CNL American Properties Fund, Inc., Attn. Corporate Secretary, 400 East South Street, Orlando, Florida 32801.

                              INDEPENDENT AUDITORS

   PricewaterhouseCoopers LLP has served as APF's independent certified public accountants for APF's current and most recently completed fiscal years. A representative of PricewaterhouseCoopers LLP will be present at the Special Meeting and will be provided with the opportunity to make a statement if desired. Such representative will also be available to respond to appropriate questions.

                                 OTHER MATTERS

   The Board of Directors does not know of any matters to be presented at the Special Meeting other than those stated above. If any other business should come before the Special Meeting, the person(s) named in the enclosed proxy will vote thereon as he, she or they determine to be in the best interests of APF.

                                          By Order of the Board of Directors,

                                          -------------------------------------
                                          Lynn E. Rose
                                          Secretary
    , 1999
Orlando, Florida

                                     PROXY
                       CNL AMERICAN PROPERTIES FUND, INC.

   The undersigned hereby appoints James M. Seneff, Jr. and Robert A. Bourne, and each of them, as proxies, with full power of substitution in each, to vote all shares of common stock of CNL American Properties Fund, Inc. ("APF") which the undersigned is entitled to vote, at a Special Meeting of Stockholders of
APF to be held on    , 1999 at 10:30 a.m., local time, and any adjournment
thereof, on all matters set forth in the Notice of Special Meeting and Proxy
Statement, dated           , 1999, a copy of which has been received by the
undersigned, as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING ITEMS:

     1. Proposal to Approve an Amendment and Restatement of APF's Articles of
  Incorporation:

         [_]FOR                   [_]AGAINST           [_]ABSTAIN

     2. Other Matters:

   Grant authority upon such other matters as may come before the Special Meeting as they determine to be in the best interest of APF.

         [_]FOR                   [_]AGAINST           [_]ABSTAIN

      (PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE,AND RETURN IN
         ENCLOSED ENVELOPE)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   IF YOU SIGN, DATE AND MAIL YOUR PROXY WITHOUT INDICATING HOW YOU WANT TO VOTE, YOUR PROXY WILL BE COUNTED AS A VOTE "FOR" THE MATTERS STATED. IF YOU FAIL TO RETURN YOUR PROXY, YOUR PROXY WILL NOT BE COUNTED. EACH STOCKHOLDER IS URGED TO SUBMIT A SIGNED AND DATED PROXY.

   Dated:

   Signature(s) of Stockholder(s):

   IMPORTANT: Please mark this Proxy, date it, sign it exactly as your name(s) appear(s) and return it in the enclosed postage paid envelope. Joint owners should each sign personally. Trustees and others signing in a representative or fiduciary capacity should indicate their full titles in such capacity.

                                                                       Exhibit A
                                         APF's Restated Articles (clean version)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                          SECOND AMENDED AND RESTATED

                           ARTICLES OF INCORPORATION

                                       OF

                       CNL AMERICAN PROPERTIES FUND, INC.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

Article I:  THE COMPANY;
 DEFINITIONS......................................................    A-1
  1.1 Name........................................................    A-1
  1.2 Resident Agent..............................................    A-1
  1.3 Nature of Company...........................................    A-1
  1.4 Purposes....................................................    A-1
  1.5 Definitions.................................................    A-1
Article II:  BOARD OF DIRECTORS...................................    A-3
  2.1 Number......................................................    A-3
  2.2 Committees..................................................    A-4
  2.3 Initial Board; Term.........................................    A-4
  2.4 Fiduciary Obligations.......................................    A-4
  2.5 Resignation, Removal or Death...............................    A-4
  2.6 Business Combination Statute................................    A-5
  2.7 Control Share Acquisition Statute...........................    A-5
Article III:  POWERS OF DIRECTORS.................................    A-5
  3.1 General.....................................................    A-5
  3.2 Specific Powers and Authority...............................    A-5
  3.3 Determination of Best Interest of Company...................    A-9
Article IV:  INVESTMENT OBJECTIVES AND OPERATING RESTRICTIONS.....    A-9
  4.1 Investment Objectives.......................................    A-9
  4.2 Operating Restrictions......................................   A-10
Article V:  SHARES................................................   A-10
  5.1 Authorized Shares...........................................   A-10
  5.2 Common Shares...............................................   A-10
  5.3 Preferred Shares............................................   A-11
  5.4 General Nature of Shares....................................   A-12
  5.5 Restrictions On Ownership and Transfer......................   A-12
  5.6 Excess Shares...............................................   A-18
  5.7 Settlements.................................................   A-21
  5.8 Severability................................................   A-21
  5.9 Waiver......................................................   A-21
Article VI:  STOCKHOLDERS.........................................   A-21
  6.1 Meetings of Stockholders....................................   A-21
  6.2 Voting Rights of Stockholders...............................   A-22
  6.3 Stockholder Action to be Taken by Meeting...................   A-22
  6.4 Right of Inspection.........................................   A-22
  6.5 Access to Stockholder List..................................   A-22
  6.6 Reports.....................................................   A-23
Article VII:  LIABILITY; TRANSACTIONS BETWEEN AFFILIATES
              AND THE COMPANY.....................................   A-23
  7.1 Limitation of Stockholder Liability.........................   A-23
  7.2 Exculpation.................................................   A-23
  7.3 Indemnification.............................................   A-23
  7.4 Express Exculpatory Clauses In Instruments..................   A-23
  7.5 Transactions with Affiliates................................   A-24

Article VIII : AMENDMENT; REORGANIZATION; MERGER, ETC...................... A-24
  8.1 Amendment............................................................ A-24
  8.2 Reorganization....................................................... A-24
  8.3 Merger, Consolidation or Sale of Company Property.................... A-25
Article IX : DURATION OF COMPANY........................................... A-26
  9.1 Perpetual Existence.................................................. A-26
Article X : MISCELLANEOUS.................................................. A-26
  10.1 Governing Law....................................................... A-26
  10.2 Reliance by Third Parties........................................... A-26
  10.3 Provisions in Conflict with Law or Regulations...................... A-26
  10.4 Construction........................................................ A-26
  10.5 Recordation......................................................... A-27

                                   ARTICLE I:

                            THE COMPANY; DEFINITIONS

1.1 Name.

   The name of the corporation (the "Company") is:

     CNL American Properties Fund, Inc.

   So far as may be practicable, the business of the Company shall be conducted and transacted under that name, which name, and the word "Company" wherever used in these Second Amended and Restated Articles of Incorporation of CNL American Properties Fund, Inc. (these "Articles of Incorporation"), except where the context otherwise requires, shall refer to the Directors collectively but not individually or personally and shall not refer to the Stockholders or to any officers, employees or agents of the Company or of such Directors.

   Under circumstances in which the Directors determine that the use of the name "CNL American Properties Fund, Inc." is not practicable, they may use any other designation or name for the Company.

1.2 Resident Agent.

   The name and address of the resident agent for service of process of the Company in the State of Maryland shall be The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202. The Company may have such principal office within the State of Maryland as the Directors may from time to time determine. The Company may also have such other offices or places of business within or without the State of Maryland as the Directors may from time to time determine.

1.3 Nature of Company.

   The Company is a Maryland corporation within the meaning of the MGCL.

1.4 Purposes.

   The purposes for which the Company is formed are to conduct any business for which corporations may be organized under the laws of the State of Maryland including, but not limited to, the following: (i) to acquire, hold, own, develop, construct, improve, maintain, operate, sell, lease, transfer, encumber, convey, exchange and otherwise dispose of or deal with real and personal property; (ii) to engage in the business of offering furniture, fixture, and equipment financing to operators of Restaurant Chains; and (iii) to enter into any partnership, joint venture or other similar arrangement to engage in any of the foregoing.

1.5 Definitions.

   As used in these Articles of Incorporation, the following terms shall have the following meanings unless the context otherwise requires (certain other terms used in Article V hereof are defined in Sections 5.2, 5.3, 5.5 and 5.6 hereof):

   "Affiliate" or "Affiliated" means, as to any individual, corporation, partnership, trust or other association (other than the Excess Shares Trust),
(i) any Person or entity directly or indirectly, through one or more intermediaries controlling, controlled by, or under common control with another person or entity; (ii) any Person or entity, directly or indirectly owning or controlling ten percent (10%) or more of the outstanding voting securities of another Person or entity; (iii) any officer, director, partner or trustee of such Person or entity; (iv) any Person ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held, with power to vote, by such other Person; and (v) if such other Person or entity is an officer, director, partner, or trustee of a Person or entity, the Person or entity for which such Person or entity acts in any such capacity.

   "Bylaws" means the bylaws of the Company, as the same are in effect from time to time.

   "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto. Reference to any provision of the Code shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.

   "Company Property" means any and all property, real, personal or otherwise, tangible or intangible, including without limitation mortgage loans, interests in trust certificates and Secured Equipment Leases, which is transferred or conveyed to the Company (including all rents, income, profits and gains therefrom), which is owned or held by, or for the account of, the Company.

   "Directors," "Board of Directors" or "Board" means, collectively, the individuals named in Section 2.3 of these Articles of Incorporation so long as they continue in office and all other individuals who have been duly elected and qualify as Directors of the Company hereunder.

   "Distributions" means any distributions of money or securities by the Company to owners of Shares, including distributions that may constitute a return of capital for federal income tax purposes. The Company will make no distributions other than distributions of money or securities.

   "Equity Shares" means transferable shares of beneficial interest of the Company of any class or series, including Common Shares or Preferred Shares.

   "Listing" means the listing of the Shares of the Company on a national securities exchange or over-the-counter market.

   "MGCL" means the Maryland General Corporation Law as contained in the Corporations and Associations Article of the Annotated Code of Maryland.

   "Mortgages" means mortgages, deeds of trust or other security interests on or applicable to Real Property.

   "Net Assets" means the total assets of the Company (other than intangibles), at cost, before deducting depreciation or other non-cash reserves, less total liabilities, calculated quarterly by the Company on a basis consistently applied.

   "Person" means an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity, or any government or any agency or political subdivision thereof, and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, but does not include an underwriter that participates in a public offering of Equity Shares for a period of sixty (60) days following the initial purchase by such underwriter of such Equity Shares in such public offering, provided that the foregoing exclusion shall apply only if the ownership of such Equity Shares by an underwriter would not cause the Company to fail to qualify as a REIT by reason of being "closely held" within the meaning of Section 856(a) of the Code or otherwise cause the Company to fail to qualify as a REIT.

   "Property" or "Properties" means (i) the real properties, including the buildings located thereon, (ii) the real properties only, or (iii) the buildings only, which are acquired by the Company, either directly or through joint venture arrangements or other partnerships or similar arrangements.

   "Real Property" or "Real Estate" means land, rights in land (including leasehold interests), and any buildings, structures, improvements, furnishings, fixtures and equipment located on or used in connection with land and rights or interests in land.

   "REIT" means a "real estate investment trust" as defined pursuant to Sections 856 through 860 of the Code.

   "REIT Provisions of the Code" means Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

   "Restaurant Chains" shall mean the national and regional restaurant chains, primarily fast-food, family-style, and casual dining chains who themselves or through their franchisees will either (i) lease the Properties purchased by the Company or (ii) become lessees of Secured Equipment Leases.

   "Roll-Up Entity" shall mean a partnership, real estate investment trust, corporation, trust or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.

   "Roll-Up Transaction" shall mean a transaction involving the acquisition, merger, conversion, or consolidation, directly or indirectly, of the Company and the issuance of securities of a Roll-Up Entity. Such term does not include:
(i) a transaction involving securities of the Company that have been listed on a national securities exchange or included for quotation on the National Market System of the National Association of Securities Dealers Automated Quotation System for at least 12 months; or (ii) a transaction involving the conversion to corporate, trust, or association form of only the Company if, as a consequence of the transaction, there will be no significant adverse change in Stockholder voting rights, the term of existence of the Company or the investment objectives of the Company.

   "Secured Equipment Leases" means furniture, fixtures and equipment financing made available by the Company.

   "Securities" means Equity Shares, Excess Shares, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.

   "Shares" means shares of beneficial interest of the Company of any class or series, including Common Shares, Preferred Shares and Excess Shares.

   "Stockholders" means the registered holders of the Company's Equity Shares.

                                  ARTICLE II:

                               BOARD OF DIRECTORS

2.1 Number.

   The number of Directors initially shall be five (5), which number may be increased or decreased from time to time by resolution of the Directors then in office or by a majority vote of the Stockholders entitled to vote; provided, however, that the total number of Directors shall be not fewer than three (3) and not more than fifteen (15), subject to the Bylaws and to any express rights of any holders of any series of Preferred Shares to elect additional directors under specified circumstances. No reduction in the number of Directors shall cause the removal of any Director from office prior to the expiration of his term. Any vacancy created by an increase in the number of Directors will be filled, at any regular meeting or at any special meeting of the Directors called for that purpose, by a majority of the Directors. Any other vacancy will be filled at any annual meeting or at any special meeting of the Stockholders called for that purpose, by a majority of the Common Shares outstanding and entitled to vote. For the purposes of voting for directors, each Share of stock may be voted for as many individuals as there are directors to be elected and for whose election the Share is entitled to be voted, or as may otherwise be required by the MGCL or other applicable law as in effect from time to time.

2.2 Committees.

   Subject to the MGCL, the Directors may establish such committees as they deem appropriate, in their discretion.

2.3 Initial Board; Term.

   The initial Directors are James M. Seneff, Jr., Robert A. Bourne, G. Richard Hostetter, J. Joseph Kruse and Richard C. Huseman. Each Director shall hold office for one (1) year, until the next annual meeting of Stockholders and until his successor shall have been duly elected and shall have qualified. Directors may be elected to an unlimited number of successive terms.

   The names and address of the initial Directors are as follows:

     Name                                                        Address
     ----                                                 ----------------------
     James M. Seneff, Jr................................. 400 E. South Street
                                                          Orlando, Florida 32801

     Robert A. Bourne.................................... 400 E. South Street
                                                          Orlando, Florida 32801

     G. Richard Hostetter................................ 400 E. South Street
                                                          Orlando, Florida 32801

     J. Joseph Kruse..................................... 400 E. South Street
                                                          Orlando, Florida 32801

     Richard C. Huseman.................................. 400 E. South Street
                                                          Orlando, Florida 32801

2.4 Fiduciary Obligations.

   The Directors serve in a fiduciary capacity to the Company and have a fiduciary duty to the Stockholders of the Company.

2.5 Resignation, Removal or Death.

   Any Director may resign by written notice to the Board of Directors, effective upon execution and delivery to the Company of such written notice or upon any future date specified in the notice. A Director may be removed from office with or without cause only at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Common Shares then outstanding and entitled to vote in the election of the Directors, subject to the rights of any Preferred Shares to vote for such Directors. The notice of such meeting shall indicate that the purpose, or one of the purposes, of such meeting is to determine if a Director should be removed. Upon the resignation or removal of any Director, or his otherwise ceasing to be a Director, he shall automatically cease to have any such right, title or interest in and to the Company Property and shall execute and deliver such documents as the remaining Directors require for the conveyance of any Company Property held in his name, and shall account to the remaining Directors as they require for all property which he holds as Director. Upon the incapacity or death of any Director, his legal representative shall perform the acts described in the foregoing sentence.

2.6 Business Combination Statute.

   Notwithstanding any other provision of these Articles of Incorporation or any contrary provision of law, the Maryland Business Combination Statute, found in Title 3, subtitle 6 of the MGCL, as amended from time to time, or any successor statute thereto, shall not apply to any "business combination" (as defined in Section 3-601(e) of the MGCL, as amended from time to time, or any successor statute thereto) of the Company and any Person.

2.7 Control Share Acquisition Statute.

   Notwithstanding any other provision of these Articles of Incorporation or any contrary provision of law, the Maryland Control Share Acquisition Statute, found in Title 3, subtitle 7 of the MGCL, as amended from time to time, or any successor statute thereto shall not apply to any acquisition of Securities of the Company by any Person.

                                  ARTICLE III:

                              POWERS OF DIRECTORS

3.1 General.

   Subject to the express limitations herein or in the Bylaws and to the general standard of care required of directors under the MGCL and other applicable law, (i) the business and affairs of the Company shall be managed under the direction of the Board of Directors and (ii) the Directors shall have full, exclusive and absolute power, control and authority over the Company Property and over the business of the Company as if they, in their own right, were the sole owners thereof, except as otherwise limited by these Articles of Incorporation. The Directors have established the written policies on investments set forth in Article IV hereof and shall monitor the administrative procedures, investment operations, and performance of the Company to assure that such policies are carried out. The Directors may take any actions that, in their sole judgment and discretion, are necessary or desirable to conduct the business of the Company. A majority of the Board of Directors has approved these Articles of Incorporation, which shall be construed with a presumption in favor of the grant of power and authority to the Directors. Any construction of these Articles of Incorporation or determination made in good faith by the Directors concerning their powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Directors included in this Article III shall in no way be limited or restricted by reference to or inference from the terms of this or any other provision of these Articles of Incorporation or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Directors under the general laws of the State of Maryland as now or hereafter in force.

3.2 Specific Powers and Authority.

   Subject only to the express limitations herein, and in addition to all other powers and authority conferred by these Articles of Incorporation or by law, the Directors, without any vote, action or consent by the Stockholders, shall have and may exercise, at any time or times, in the name of the Company or on its behalf the following powers and authorities:

     (i) Investments. Subject to Article IV and Section 7.5 hereof, to invest in, purchase or otherwise acquire and to hold real, personal or mixed, tangible or intangible, property of any kind wherever located, or rights or interests therein or in connection therewith, all without regard to whether such property, interests or rights are authorized by law for the investment of funds held by trustees or other fiduciaries, or whether obligations the Company acquires have a term greater or lesser than the term of office of the Directors, for such consideration as the Directors may deem proper (including cash, property of any kind or Securities of the Company); provided, however, that the Directors shall take such actions as they deem necessary and desirable to comply with any requirements of the MGCL relating to the types of assets held by the Company.

     (ii) REIT Qualification. The Board of Directors shall use its best efforts to cause the Company and its Stockholders to qualify for U.S. federal income tax treatment in accordance with the provisions of the Code applicable to REITs (as those terms are defined in Section 1.5 hereof). In furtherance of the foregoing, the Board of Directors shall use its best efforts to take such actions as are necessary, and may take such actions as it deems desirable (in its sole discretion) to preserve the status of the Company as a REIT; provided, however, that in the event that the Board of Directors determines, by vote of at least two-thirds (2/3) of the Directors, that it no longer is in the best interests of the Company to qualify as a REIT, the Board of Directors shall take such actions as are required by the Code, the MGCL and other applicable law, to cause the matter of termination of qualification as a REIT to be submitted to a vote of the Stockholders of the Company pursuant to Section 6.2.

     (iii) Sale, Disposition and Use of Property. Subject to Article IV and Sections 7.5 and 8.3 hereof, to sell, rent, lease, hire, exchange, release, partition, assign, mortgage, grant security interests in, encumber, negotiate, dedicate, grant easements in and options with respect to, convey, transfer (including transfers to entities wholly or partially owned by the Company or the Directors) or otherwise dispose of any or all of the Company Property by deeds (including deeds in lieu of foreclosure with or without consideration), trust deeds, assignments, bills of sale, transfers, leases, mortgages, financing statements, security agreements and other instruments for any of such purposes executed and delivered for and on behalf of the Company or the Directors by one or more of the Directors or by a duly authorized officer, employee, agent or nominee of the Company, on such terms as they deem appropriate; to give consents and make contracts relating to the Company Property and its use or other property or matters; to develop, improve, manage, use, alter or otherwise deal with the Company Property; and to rent, lease or hire from others property of any kind; provided, however, that the Company may not use or apply land for any purposes not permitted by applicable law.

     (iv) Financings. To borrow or, in any other manner, raise money for the purposes and on the terms they determine, which terms may (i) include evidencing the same by issuance of Securities of the Company and (ii) may have such provisions as the Directors determine; to reacquire such Securities of the Excess Shares Trust; to enter into other contracts or obligations on behalf of the Excess Shares Trust; to guarantee, indemnify or act as surety with respect to payment or performance of obligations of any Person; to mortgage, pledge, assign, grant security interests in or otherwise encumber the Company Property to secure any such Securities of the Company, contracts or obligations (including guarantees, indemnifications and suretyships); and to renew, modify, release, compromise, extend, consolidate or cancel, in whole or in part, any obligation to or of the Company or participate in any reorganization of obligors to the Company.

     (v) Lending. Subject to the provisions of Section 7.5 hereof, to lend money or other Company Property on such terms, for such purposes and to such Persons as they may determine.

     (vi) Secured Equipment Leases. To engage in the business of offering furniture, fixture, and equipment financing to the operators of Restaurant Chains, provided, however, that the Company shall use its best efforts to ensure that the total value of Secured Equipment Leases, in the aggregate will not exceed 25% of the Company's total assets and that Secured Equipment Leases to a single lessee, in the aggregate, will not exceed 5% of the Company's total assets.

     (vii) Issuance of Securities. Subject to the provisions of Article V hereof, to create and authorize and direct the issuance (on either a pro rata or a non-pro rata basis) by the Company, in shares, units or amounts of one or more types, series or classes, of Securities of the Company, which may have such voting rights, dividend or interest rates, preferences, subordinations, conversion or redemption prices or rights; maturity dates, distribution, exchange, or liquidation rights or other rights as the Directors may determine, without vote of or other action by the Stockholders, to such Persons for such consideration, at such time or times and in such manner and on such terms as the Directors determine, to list any of the

  Securities of the Company on any securities exchange; and to purchase or otherwise acquire, hold, cancel, reissue, sell and transfer any Securities of the Company.

     (viii) Expenses and Taxes. To pay any charges, expenses or liabilities necessary or desirable, in the sole discretion of the Directors, for carrying out the purposes of these Articles of Incorporation and conducting business of the Company, including compensation or fees to Directors, officers, employees and agents of the Company, and to Persons contracting with the Company, and any taxes, levies, charges and assessments of any kind imposed upon or chargeable against the Company, the Company Property or the Directors in connection therewith; and to prepare and file any tax returns, reports or other documents and take any other appropriate action relating to the payment of any such charges, expenses or liabilities.

     (ix) Collection and Enforcement. To collect, sue for and receive money or other property due to the Company; to consent to extensions of the time for payment, or to the renewal, of any Securities or obligations; to engage or to intervene in, prosecute, defend, compound, enforce, compromise, release, abandon or adjust any actions, suits, proceedings, disputes, claims, demands, security interests or things relating to the Company, the Company Property or the Company's affairs; to exercise any rights and enter into any agreements and take any other action necessary or desirable in connection with the foregoing.

     (x) Deposits. To deposit funds or Securities constituting part of the Company Property in banks, trust companies, savings and loan associations, financial institutions and other depositories, whether or not such deposits will draw interest, subject to withdrawal on such terms and in such manner as the Directors determine.

     (xi) Allocation; Accounts. To determine whether moneys, profits or other assets of the Company shall be charged or credited to, or allocated between, income and capital, including whether or not to amortize any premium or discount and to determine in what manner any expenses or disbursements are to be borne as between income and capital (regardless of how such items would normally or otherwise be charged to or allocated between income and capital without such determination); to treat any dividend or other distribution on any investment as, or apportion it between, income and capital; in their discretion to provide reserves for depreciation, amortization, obsolescence or other purposes in respect of any Company Property in such amounts and by such methods as they determine; to determine what constitutes net earnings, profits or surplus; to determine the method or form in which the accounts and records of the Company shall be maintained; and to allocate to the Stockholders' equity account less than all of the consideration paid for Securities and to allocate the balance to paid-in capital or capital surplus.

     (xii) Valuation of Property. To determine the value of all or any part of the Company Property and of any services, Securities, property or other consideration to be furnished to or acquired by the Company, and to revalue all or any part of the Company Property, all in accordance with such appraisals or other information as are reasonable, in their sole judgment.

     (xiii) Ownership and Voting Powers. To exercise all of the rights, powers, options and privileges pertaining to the ownership of any Mortgages, Securities, Real Estate, Secured Equipment Leases and other Company Property to the same extent that an individual owner might, including without limitation to vote or give any consent, request or notice or waive any notice, either in person or by proxy or power of attorney, which proxies and powers of attorney may be for any general or special meetings or action, and may include the exercise of discretionary powers.

     (xiv) Officers, Etc.; Delegation of Powers. To elect, appoint or employ such officers for the Company and such committees of the Board of Directors with such powers and duties as the Directors may determine, the Company's Bylaws provide or the MGCL requires; to engage, employ or contract with and pay compensation to any Person (including subject to Section 7.5 hereof, any Director and Person who is an Affiliate of any Director) as agent, representative, member of an advisory board, employee or independent contractor (including advisors, consultants, transfer agents, registrars, underwriters, accountants, attorneys-at-law, real estate agents, property and other managers, appraisers, brokers, architects, engineers, construction managers, general contractors or otherwise) in one or more capacities, to perform such services on such terms as the Directors may determine; to delegate to one or more Directors, officers or other Persons engaged or employed as aforesaid or to committees of Directors, the performance of acts or other things (including granting of consents), the making of decisions and the execution of such deeds, contracts, leases or other instruments, either in the names of the Company, the Directors or as their attorneys or otherwise, as the Directors may determine; and to establish such committees as they deem appropriate.

     (xv) Associations. Subject to Section 7.5 hereof, to cause the Company to enter into joint ventures, general or limited partnerships, participation or agency arrangements or any other lawful combinations, relationships or associations of any kind.

     (xvi) Reorganizations, Etc. Subject to Sections 8.2 and 8.3 hereof, to cause to be organized or assist in organizing any Person under the laws of any jurisdiction to acquire all or any part of the Company Property, carry on any business in which the Company shall have an interest or otherwise exercise the powers the Directors deem necessary, useful or desirable to carry on the business of the Company or to carry out the provisions of these Articles of Incorporation, to merge or consolidate the Company with any Person; to sell, rent, lease, hire, convey, negotiate, assign, exchange or transfer all or any part of the Company Property to or with any Person in exchange for Securities of such Person or otherwise; and to lend money to, subscribe for and purchase the Securities of, and enter into any contracts with, any Person in which the Company holds, or is about to acquire, Securities or any other interests.

     (xvii) Insurance. To purchase and pay for out of Company Property insurance policies insuring the Company and the Company Property against any and all risks, and insuring the Stockholders, Directors, officers, Affiliates, employees and agents of the Company individually (each an "Insured") against all claims and liabilities of every nature arising by reason of holding or having held any such status, office or position or by reason of any action alleged to have been taken or omitted by the Insured in such capacity, whether or not the Company would have the power to indemnify against such claim or liability, provided that such insurance be limited to the indemnification permitted by Section 7.3 hereof in regard to any liability or loss resulting from negligence, gross negligence, misconduct, willful misconduct or an alleged violation of federal or state securities laws. Nothing contained herein shall preclude the Company from purchasing and paying for such types of insurance, including extended coverage liability and casualty and workers' compensation, as would be customary for any Person owning comparable assets and engaged in a similar business, or from naming the Insured as an additional insured party thereunder, provided that such addition does not add to the premiums payable by the Company.

     (xviii) Executive Compensation, Pension and Other Plans. To adopt and implement executive compensation, pension, profit sharing, share option, share bonus, share purchase, share appreciation rights, restricted share, savings, thrift, retirement, incentive or benefit plans, trusts or provisions, applicable to any or all Directors, officers, employees or agents of the Company, or to other Persons who have benefited the Company, all on such terms and for such purposes as the Directors may determine or the Bylaws provide.

     (xix) Distributions. To declare and pay dividends or other distributions to Stockholders, subject to the provisions of Section 5.4 hereof.

     (xx) Indemnification. To the extent permitted by Section 7.3 hereof, to indemnify any Person with whom the Company has dealings.

     (xxi) Charitable Contributions. To make donations for the public welfare or for community, charitable, religious, educational, scientific, civic or similar purposes, regardless of any direct benefit to the Company.

     (xxii) Discontinue Operations; Bankruptcy. To discontinue the operations of the Company (subject to Section 8.2 hereof); to petition or apply for relief under any provision of federal or state bankruptcy, insolvency or reorganization laws or similar laws for the relief of debtors; to permit any Company Property to be foreclosed upon without raising any legal or equitable defenses that may be available to the Company or the Directors or otherwise defending or responding to such foreclosure; to confess judgment against the Excess Shares Trust; or to take such other action with respect to indebtedness or other obligations of the Directors, the Company Property or the Company as the Directors, in such capacity, and in their discretion may determine.

     (xxiii) Termination of Status. To terminate the status of the Company as a real estate investment trust under the REIT Provisions of the Code; provided, however, that the Board of Directors shall take no action to terminate the Company's status as a real estate investment trust under the REIT Provisions of the Code until such time as (i) the Board of Directors adopts a resolution recommending that the Company terminate its status as a real estate investment trust under the REIT Provisions of the Code, (ii) the Board of Directors presents the resolution at an annual or special meeting of the Stockholders and (iii) such resolution is approved by the holders of two-thirds (2/3) of the issued and outstanding Common Shares (as defined in Section 5.2 hereof).

     (xxiv) Fiscal Year. Subject to the Code, to adopt, and from time to time change, a fiscal year for the Company.

     (xxv) Seal. To adopt and use a seal, but the use of a seal shall not be required for the execution of instruments or obligations of the Company.

     (xxvi) Bylaws. To adopt, implement and from time to time alter, amend or repeal the Bylaws of the Company relating to the business and organization of the Company, provided that such amendments are not inconsistent with the provisions of these Articles of Incorporation, and further provided that the Directors may not amend the Bylaws, without the affirmative vote of a majority of the Equity Shares, to the extent that such amendments adversely affect the rights, preferences and privileges of Stockholders.

     (xxvii) Further Powers. To do all other acts and things and execute and deliver all instruments incident to the foregoing powers, and to exercise all powers which they deem necessary, useful or desirable to carry on the business of the Company or to carry out the provisions of these Articles of Incorporation, even if such powers are not specifically provided hereby.

3.3 Determination of Best Interest of Company.

   In determining what is in the best interest of the Company, a Director shall consider the interests of the Stockholders of the Company and, in his or her sole and absolute discretion, may consider (i) the interests of the Company's employees, suppliers, creditors and customers, (ii) the economy of the nation,
(iii) community and societal interests, and (iv) the long-term as well as short-term interests of the Company and its Stockholders, including the possibility that these interests may be best served by the continued independence of the Company.

                                  ARTICLE IV:

                INVESTMENT OBJECTIVES AND OPERATING RESTRICTIONS

4.1 Investment Objectives.

   The Company's primary investment objectives are to preserve, protect, and enhance the Company's assets; while (i) distributing dividends commencing in the initial year of Company operations; (ii) obtaining fixed income through the receipt of base rent, and increasing the Company's income (and dividends) and providing protection against inflation through automatic increases in base rent and receipt of percentage rent, and obtaining fixed income through the receipt of payments on Secured Equipment Leases; and (iii) qualifying and remaining qualified as a REIT for federal income tax purposes. The sheltering from tax of income from other sources is not an objective of the Company. Subject to Sections 3.2(ii) and (xxiii) hereof and to the restrictions set forth herein, the Directors will use their best efforts to conduct the affairs of the Company in such a manner as to continue to qualify the Company for the tax treatment provided in the REIT Provisions of the Code; provided, however, no Director, officer, employee or agent of the Company shall be liable for any act or omission resulting in the loss of tax benefits under the Code, except to the extent provided in Section 7.2 hereof.

4.2 Operating Restrictions.

   In addition to other investment restrictions imposed by the Directors from time to time, consistent with the Company's objective of qualifying as a REIT, the following shall apply to the Company's investments:

     (i) The Company shall not operate so as to be classified as an "investment company" under the Investment Company Act of 1940, as amended.

     (ii) The Company will not make any investment that the Company believes will be inconsistent with its objectives of qualifying and remaining qualified as a REIT.

   The foregoing objectives may not be modified or eliminated without the approval of Stockholders owning a majority of the outstanding Common Shares.

                                   ARTICLE V:

                                     SHARES

5.1 Authorized Shares.

   The capital stock of the Company shall be divided into Shares. The total number of Shares which the Company is authorized to issue is three hundred fifty-six million (356,000,000) Shares, consisting of two hundred seventy-five million (275,000,000) Common Shares (as defined and described in Section 5.2 hereof), three million (3,000,000) Preferred Shares (as defined and described in Section 5.3 hereof) and seventy-eight million (78,000,000) Excess Shares (as defined and described in Section 5.6 hereof). All Shares shall be fully paid and nonassessable when issued. Shares may be issued for such consideration as the Directors determine or, if issued as a result of a Share dividend or Share split, without any consideration.

5.2 Common Shares.

   (i) Common Shares Subject to Terms of Preferred Shares. The Common Shares shall be subject to the express terms of any series of Preferred Shares.

   (ii) Description. Common Shares (herein so called) shall have a par value of $.01 per share and shall entitle the holders to one (1) vote per share on all matters upon which Stockholders are entitled to vote pursuant to Section 6.2 hereof, and shares of a particular class of issued Common Shares shall have equal dividend, distribution, liquidation and other rights, and shall have no preference, cumulative, preemptive, appraisal, conversion or exchange rights. The Directors may classify or reclassify any unissued Common Shares by setting or changing the number, designation, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of any such Common Shares and, in such event, the Company shall file for record with the State Department of Assessments and Taxation of the State of Maryland amended articles in substance and form as prescribed by Title 2 of the MGCL.

   (iii) Distribution Rights. The holders of Common Shares shall be entitled to receive such Distributions as may be declared by the Board of Directors of the Company out of funds legally available therefor.

   (iv) Dividend or Distribution Rights. The Directors from time to time may declare and pay to Stockholders such dividends or Distributions in cash or securities as the Directors in their discretion shall determine. The Directors shall endeavor to declare and pay such dividends and Distributions as shall be necessary for the Company to qualify as a real estate investment trust under the REIT Provisions of the Code; provided, however, Stockholders shall have no right to any dividend or Distribution unless and until declared by the Directors. The exercise of the powers and rights of the Directors pursuant to this Section 5.2(iv) shall be subject to the provisions of any class or series of Equity Shares at the time outstanding. The receipt by any

Person in whose name any Equity Shares are registered on the records of the Company or by his duly authorized agent shall be a sufficient discharge for all dividends or Distributions payable or deliverable in respect of such Equity Shares and from all liability to see to the application thereof. Distributions in kind shall not be permitted, except for distributions of readily marketable securities; distributions of beneficial interests in a liquidating trust established for the dissolution of the Company and the liquidation of its assets in accordance with the terms of these Articles of Incorporation; or distributions of in-kind property as long as the Directors
(i) advise each Stockholder of the risks associated with direct ownership of the property; (ii) offer each Stockholder the election of receiving in-kind property distributions; and (iii) distribute in-kind property only to those Stockholders who accept the Directors' offer.

   (v) Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets of the Company, the aggregate assets available for distribution to holders of the Common Shares (including holders of Excess Shares resulting from the exchange of Common Shares pursuant to Section 5.5(iii) hereof) shall be determined in accordance with applicable law. Except as provided below as a consequence of the limitations on distributions to holders of Excess Shares, each holder of Common Shares shall be entitled to receive, ratably with (i) each other holder of Common Shares and (ii) each holder of Excess Shares resulting from the exchange of Common Shares, that portion of such aggregate assets available for distribution as the number of the outstanding Common Shares held by such holder bears to the total number of outstanding Common Shares and Excess Shares resulting from the exchange of Common Shares then outstanding. Anything herein to the contrary notwithstanding, in no event shall the amount payable to a holder of Excess Shares exceed (i) the price per share such holder paid for the Common Shares in the purported Transfer or Acquisition (as those terms are defined in Section 5.5(i) or change in capital structure or other transaction or event that resulted in the Excess Shares or (ii) if the holder did not give full value for such Excess Shares (as through a gift, a devise or other event or transaction), a price per share equal to the Market Price (as that term is defined in Section 5.5(i) for the Common Shares on the date of the purported Transfer, Acquisition, change in capital structure or other transaction or event that resulted in such Excess Shares. Any amount available for distribution in excess of the foregoing limitations shall be paid ratably to the holders of Common Shares and other holders of Excess Shares resulting from the exchange of Common Shares to the extent permitted by the foregoing limitations.

   (vi) Voting Rights. Except as may be provided in these Articles of Incorporation, and subject to the express terms of any series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a holder of common stock shall be entitled to vote pursuant to applicable law) at all meetings of the Stockholders of the Company, and shall be entitled to one (1) vote for each Common Share entitled to vote at such meeting.

5.3 Preferred Shares.

   The Directors are hereby expressly granted the authority to authorize from time to time the issuance of one or more series of Preferred Shares. Prior to the issuance of each such series, the Board of Directors, by resolution, shall fix the number of shares to be included in each series, and the terms, rights, restrictions and qualifications of the shares of each series, however, the voting rights for each share of the Preferred Shares shall not exceed voting rights which bear the same relationship to the voting rights of the Common Shares as the consideration paid to the Company for each of Preferred Shares bears to the book value of the Common Shares or the date that such Preferred Shares are issued. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

     (i) The designation of the series, which may be by distinguishing number, letter or title.

     (ii) The dividend rate on the shares of the series, if any, whether any dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of the series.

     (iii) The redemption rights, including conditions and the price or prices, if any, for shares of the series.

     (iv) The terms and amounts of any sinking fund for the purchase or redemption of shares of the series.

     (v) The rights of the shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, and the relative rights of priority, if any, of payment of shares of the series.

     (vi) Whether the shares of the series shall be convertible into shares of any other class or series, or any other security, of the Company or any other corporation or other entity, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates on which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.

     (vii) Restrictions on the issuance of shares of the same series or of any other class or series.

     (viii) The voting rights of the holders of shares of the series subject to the limitations contained in this Section 5.3.

     (ix) Any other relative rights, preferences and limitations on that series.

   Subject to the express provisions of any other series of Preferred Shares then outstanding, and notwithstanding any other provision of these Articles of Incorporation, the Board of Directors may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares, or alter the designation or classify or reclassify any unissued shares of a particular series of Preferred Shares, by fixing or altering, in one or more respects, from time to time before issuing the shares, the terms, rights, restrictions and qualifications of the shares of any such series of Preferred Shares.

5.4 General Nature of Shares.

   All Shares shall be personal property entitling the Stockholders only to those rights provided in these Articles of Incorporation, the MGCL or in the resolution creating any class or series of Shares. The legal ownership of the Company Property and the right to conduct the business of the Company are vested exclusively in the Directors; the Stockholders shall have no interest therein other than the beneficial interest in the Company conferred by their Shares and shall have no right to compel any partition, division, dividend or Distribution of the Company or any of the Company Property. The death of a Stockholder shall not terminate the Company or give his legal representative any rights against other Stockholders, the Directors or the Company Property, except the right, exercised in accordance with applicable provisions of the Bylaws, to require the Company to reflect on its books the change in ownership of the Shares. Holders of Shares shall not have any preemptive or other right to purchase or subscribe for any class of securities of the Company which the Company may at any time issue or sell.

5.5 Restrictions On Ownership and Transfer.

   (i) Definitions. For purposes of Sections 5.5 and 5.6, the following terms shall have the following meanings:

     "Acquire" means the acquisition of Beneficial or Constructive Ownership of Equity Shares by any means, including, without limitation, the exercise of any rights under any option, warrant, convertible security, pledge or other security interest or similar right to acquire shares, but shall not include the acquisition of any such rights unless, as a result, the acquiror would be considered a Beneficial Owner or Constructive Owner. The terms "Acquires" and "Acquisition" shall have correlative meanings.

     "Beneficial Ownership" means ownership of Shares by an individual who would be treated as an owner of such Shares under Section 542(a)(2) of the Code, either directly or constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. For purposes of this definition, the term "individual" shall include any organization, trust, or other entity that is treated as an individual for purposes of Section 542(a)(2) of the Code. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have correlative meanings.

     "Beneficiary" means a beneficiary of the Excess Shares Trust as determined pursuant to Section 5.6(i) hereof.

     "Closing Price" on any day shall mean the last sale price, regular way on such day, or, if no such sale takes place on that day, the average of the closing bid and asked prices, regular way, in either case as reported on the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange, or if the affected class or series of Equity Shares are not so listed or admitted to trading, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange (including the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System) on which the affected class or series of Equity Shares are listed or admitted to trading, or, if the affected class or series of Equity Shares are not so listed or admitted to trading, the last quoted price or, if not quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal automated quotation system then in use, or, if the affected class or series of Equity Shares are not so quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker selected by the Board of Directors making a market in the affected class or series of Equity Shares, or, if there is no such market maker or such closing prices otherwise are not available, the fair market value of the affected class or series of Equity Shares as of such day, as determined by the Board of Directors in its discretion.

     "Common Share Ownership Limit" means, with respect to the Common Shares, nine point eight percent (9.8%) of the outstanding Common Shares, subject to adjustment pursuant to Section 5.5(x) (but not more than nine point nine percent (9.9%) of the outstanding Common Shares, as so adjusted) and to the limitations contained in Section 5.5(xi).

     "Constructive Ownership" means ownership of Equity Shares by a Person who would be treated as an owner of such Equity Shares, either actually or constructively, directly or indirectly, through the application of Section 318 of the Code, as modified by Section 856(d)(5) thereof. The terms "Constructive Owner," "Constructively Owns" and "Constructively Owned" shall have correlative meanings.

     "Excess Shares Trust" means the trust created pursuant to Section 5.6(i) hereof.

     "Excess Shares Trustee" means the Company as trustee for the Excess Shares Trust, and any successor trustee appointed by the Company.

     "Market Price" means the average of the Closing Prices for the ten (10) consecutive Trading Days immediately preceding such day (or those days during such ten (10) Trading Day period for which Closing Prices are available).

     "Ownership Limit" means the Common Share Ownership Limit or the Preferred Share Ownership Limit, or both, as the context may require.

     "Preferred Share Ownership Limit" means, with respect to the Preferred Shares, nine point eight percent (9.8%) of the outstanding shares of a particular series of Preferred Shares of the Company, subject to adjustment pursuant to Section 5.5(x) (but not more than nine point nine percent (9.9%) of the outstanding Preferred Shares, as so adjusted) and to the limitations contained in this Section 5.5.

     "Purported Beneficial Holder" means, with respect to any event or transaction other than a purported Transfer or Acquisition which results in Excess Shares, the Person for whom the applicable Purported Record Holder held the Equity Shares that were, pursuant to Section 5.5(iii), automatically exchanged for Excess Shares upon the occurrence of such event or transaction. The Purported Beneficial Holder and the Purported Record Holder may be the same Person.

     "Purported Beneficial Transferee" means, with respect to any purported Transfer or Acquisition which results in Excess Shares, the purported beneficial transferee for whom the Purported Record Transferee would have acquired Equity Shares if such Transfer or Acquisition which results in Excess Shares had been valid under Section 5.5(ii). The Purported Beneficial Transferee and the Purported Record Transferee may be the same Person.

     "Purported Record Holder" means, with respect to any event or transaction other than a purported Transfer or Acquisition which results in Excess Shares, the record holder of the Equity Shares that were, pursuant to Section 5.5(iii), automatically exchanged for Excess Shares upon the occurrence of such an event or transaction. The Purported Record Holder and the Purported Beneficial Holder may be the same Person.

     "Purported Record Transferee" means, with respect to any purported Transfer or Acquisition which results in Excess Shares, the record holder of the Equity Shares if such Transfer or Acquisition which results in Excess Shares had been valid under Section 5.5(ii). The Purported Record Transferee and the Purported Beneficial Transferee may be the same Person.

     "Restriction Termination Date" means the first day on which the Board of Directors of the Company determines, pursuant to Section 3.2(xxiii) hereof, that it is no longer in the best interests of the Company to attempt or continue to qualify as REIT.

     "Trading Day" means a day on which the principal national securities exchange on which the affected class or series of Equity Shares are listed or admitted to trading is open for the transaction of business or, if the affected class or series of Equity Shares are not listed or admitted to trading, shall mean any day other than a Saturday, Sunday or other day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

     "Transfer" means any sale, transfer, gift, hypothecation, assignment, devise or other disposition of a direct or indirect interest in Equity Shares or the right to vote or receive dividends on Equity Shares (including (i) the granting of any option (including any option to acquire an option or any series of such options) or entering into any agreement for the sale, transfer or other disposition of Equity Shares or the right to vote or receive dividends on Equity Shares or (ii) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Equity Shares, whether voluntary or involuntary, of record, constructively or beneficially, and whether by operation of law or otherwise. The terms "Transfers," "Transferred" and "Transferable" shall have correlative meanings.

   (ii) Ownership and Transfer Limitations.

     (a) Notwithstanding any other provision of these Articles of Incorporation, except as provided in Section 5.5(ix) and Section 5.7, prior to the Restriction Termination Date, no Person shall Beneficially or Constructively Own Equity Shares in excess of the Common or Preferred Share Ownership Limit.

     (b) Notwithstanding any other provision of these Articles of Incorporation, except as provided in Section 5.5(ix) and Section 5.7, prior to the Restriction Termination Date, any Transfer, Acquisition, change in the capital structure of the Company, other purported change in Beneficial or Constructive Ownership of Equity Shares or other event or transaction that, if effective, would result in any Person Beneficially or Constructively Owning Equity Shares in excess of the Common or Preferred Share Ownership Limit shall be void ab initio as to the Transfer, Acquisition, change in the capital structure of the Company, other purported change in Beneficial or Constructive Ownership or other event or transaction with respect to that number of Equity Shares which would otherwise be Beneficially or Constructively Owned by such Person in excess of the Common or Preferred Share Ownership Limit, and none of the Purported Beneficial Transferee, the Purported Record Transferee, the Purported Beneficial Holder or the Purported Record Holder shall acquire any rights in that number of Equity Shares.

     (c) Notwithstanding any other provision of these Articles of Incorporation, and except as provided in Section 5.7, prior to the Restriction Termination Date, any Transfer, Acquisition, change in the capital structure of the Company, or other purported change in Beneficial or Constructive Ownership (including actual ownership) of Equity Shares or other event or transaction that, if effective, would result in the Equity Shares being actually owned by fewer than 100 Persons (determined without reference to any rules of attribution) shall be void ab initio as to the Transfer, Acquisition, change in the capital structure of the Company, other purported change in Beneficial or Constructive Ownership (including actual ownership) with respect to that number of Equity Shares which otherwise would be owned by the transferee, and the intended transferee or subsequent owner (including a Beneficial Owner or Constructive Owner) shall acquire no rights in that number of Equity Shares.

     (d) Notwithstanding any other provision of these Articles of Incorporation, except as provided in Section 5.7, prior to the Restriction Termination Date, any Transfer, Acquisition, change in the capital structure of the Company, other purported change in Beneficial or Constructive Ownership of Equity Shares or other event or transaction that, if effective, would cause the Company to fail to qualify as a REIT by reason of being "closely held" within the meaning of Section 856(h) of the Code or otherwise, directly or indirectly, would cause the Company to fail to qualify as a REIT shall be void ab initio as to the Transfer, Acquisition, change in the capital structure of the Company, other purported change in Beneficial or Constructive Ownership or other event or transaction with respect to that number of Equity Shares which would cause the Company to be "closely held" within the meaning of Section 856(h) of the Code or otherwise, directly or indirectly, would cause the Company to fail to qualify as a REIT, and none of the Purported Beneficial Transferee, the Purported Record Transferee, the Purported Beneficial Holder or the Purported Record Holder shall acquire any rights in that number of Equity Shares.

     (e) Notwithstanding any other provision of these Articles of Incorporation, except as provided in Section 5.7, prior to the Restriction Termination Date, any Transfer, Acquisition, change in capital structure of the Company, or other purported change in Beneficial or Constructive Ownership of Equity Shares or other event or transaction that, if effective, would (i) cause the Company to own (directly or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code and (ii) cause the Company to fail to satisfy any of the gross income requirements of Section 856(c) of the Code, shall be void ab initio as to the Transfer, Acquisition, change in capital structure of the Company, other purported change in Beneficial or Constructive Ownership or other event or transaction with respect to that number of Equity Shares which would cause the Company to own an interest (directly or Constructively) in a tenant that is described in Section 856(d)(2)(B) of the Code, and none of the Purported Beneficial Transferee, the Purported Record Transferee, the Purported Beneficial Holder or the Purported Record Holder shall acquire any rights in that number of Equity Shares.

   (iii) Exchange for Excess Shares.

     (a) If, notwithstanding the other provisions contained in this Article V, at any time prior to the Restriction Termination Date, there is a purported Transfer, Acquisition, change in the capital structure of the Company, other purported change in the Beneficial or Constructive Ownership of Equity Shares or other event or transaction such that any Person would either Beneficially or Constructively Own Equity Shares in excess of the Common or Preferred Share Ownership Limit, then, except as otherwise provided in Section 5.5(ix), such Equity Shares (rounded up to the next whole number of shares) in excess of the Common or Preferred Share Ownership Limit automatically shall be exchanged for an equal number of Excess Shares having terms, rights, restrictions and qualifications identical thereto, except to the extent that this Article V requires different terms. Such exchange shall be effective as of the close of business on the business day next preceding the date of the purported Transfer, Acquisition, change in capital structure, other change in purported Beneficial or Constructive Ownership of Equity Shares, or other event or transaction.

     (b) If, notwithstanding the other provisions contained in this Article V, at any time prior to the Restriction Termination Date, there is a purported Transfer, Acquisition, change in the capital structure of the Company, other purported change in the Beneficial or Constructive Ownership of Equity Shares or other event or transaction which, if effective, would result in a violation of any of the restrictions described in subparagraphs (b), (c), (d) and (e) of Section 5.5(ii) or, directly or indirectly, would cause the Company for any reason to fail to qualify as a REIT by reason of being "closely held" within the meaning of
  Section 856(h) of the Code, or otherwise, directly or indirectly, would cause the Company to fail to qualify as a REIT, then the Equity Shares (rounded up to the next whole number of shares) being Transferred or which are otherwise affected by the change in capital structure or other purported change in Beneficial or Constructive Ownership and which, in any case, would cause the Company to be "closely held" within the meaning of such Section 856(h) or otherwise would cause the Company to fail to qualify as a REIT automatically shall be exchanged for an equal number of Excess Shares having terms, rights, restrictions and qualifications identical thereto, except to the extent that this Article V requires different terms. Such exchange shall be effective as of the close of business on the business day prior to the date of the purported Transfer, Acquisition, change in capital structure, other purported change in Beneficial or Constructive Ownership or other event or transaction.

     (iv) Remedies For Breach. If the Board of Directors or its designee shall at any time determine in good faith that a Transfer, Acquisition, change in the capital structure of the Company or other purported change in Beneficial or Constructive Ownership or other event or transaction has taken place in violation of Section 5.5(ii) or that a Person intends to Acquire or has attempted to Acquire Beneficial or Constructive Ownership of any Equity Shares in violation of this Section 5.5, the Board of Directors or its designee shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer, Acquisition, change in the capital structure of the Company, other attempt to Acquire Beneficial or Constructive Ownership of any Equity Shares or other event or transaction, including, but not limited to, refusing to give effect thereto on the books of the Company or instituting injunctive proceedings with respect thereto; provided, however, that any Transfer, Acquisition, change in the capital structure of the Company, attempted Transfer or other attempt to Acquire Beneficial or Constructive Ownership of any Equity Shares or other event or transaction in violation of subparagraphs (b), (c), (d) and (e) of Section 5.5(ii) (as applicable) shall be void ab initio and where applicable automatically shall result in the exchange described in Section 5.5(iii), irrespective of any action (or inaction) by the Board of Directors or its designee.

     (v) Notice of Restricted Transfer. Any Person who acquires or attempts to Acquire Beneficial or Constructive Ownership of Equity Shares in violation of Section 5.5(ii) and any Person who Beneficially or Constructively Owns Excess Shares as a transferee of Equity Shares resulting in an exchange for Excess Shares, pursuant to Section 5.5(iii), or otherwise shall immediately give written notice to the Company, or, in the event of a proposed or attempted Transfer, Acquisition, or purported change in Beneficial or Constructive Ownership, shall give at least fifteen
  (15) days prior written notice to the Company, of such event and shall promptly provide to the Company such other information as the Company, in its sole discretion, may request in order to determine the effect, if any, of such Transfer, attempted Transfer, Acquisition, Attempted Acquisition or purported change in Beneficial or Constructive Ownership on the Company's status as a REIT.

     (vi) Owners Required To Provide Information. Prior to the Restriction Termination Date:

       (a) Every Beneficial or Constructive Owner of more than five percent (5%), or such lower percentages as determined pursuant to regulations under the Code or as may be requested by the Board of Directors, in its sole discretion, of the outstanding shares of any class or series of Equity Shares of the Company shall annually, no later than January 31 of each calendar year, give written notice to the Company stating (i) the name and address of such Beneficial or Constructive Owner; (ii) the number of shares of each class or series of Equity Shares Beneficially or Constructively Owned; and (iii) a description of how such shares are held. Each such Beneficial or Constructive Owner promptly shall provide to the Company such additional information as the Company, in its sole discretion, may request in order to determine the effect, if any, of such Beneficial or Constructive Ownership on the Company's status as a REIT and to ensure compliance with the Common or Preferred Share Ownership Limit and other restrictions set forth herein.

       (b) Each Person who is a Beneficial or Constructive Owner of Equity Shares and each Person (including the Stockholder of record) who is holding Equity Shares for a Beneficial or Constructive Owner promptly shall provide to the Company such information as the Company, in its sole discretion, may request in order to determine the Company's status as a REIT, to comply with the requirements of any taxing authority or other governmental agency, to determine any such compliance or to ensure compliance with the Common or Preferred Share Ownership Limit and other restrictions set forth herein.

     (vii) Remedies Not Limited. Nothing contained in this Article V except
  Section 5.7 shall limit scope or application of the provisions of this
  Section 5.5, the ability of the Company to implement or enforce compliance with the terms thereof or the authority of the Board of Directors to take any such other action or actions as it may deem necessary or advisable to protect the Company and the interests of its Stockholders by preservation of the Company's status as a REIT and to ensure compliance with the Ownership Limits for each class or series of Equity Shares and other restrictions set forth herein, including, without limitation, refusal to give effect to a transaction on the books of the Company.

     (viii) Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 5.5, including any definition contained in Sections 1.5 and 5.5(i), the Board of Directors shall have the power and authority, in its sole discretion, to determine the application of the provisions of this Section 5.5 with respect to any situation based on the facts known to it.

     (ix) Exception. The Board of Directors, upon receipt of a ruling from the Internal Revenue Service, an opinion of counsel or other evidence satisfactory to the Board of Directors, in its sole discretion, in each case to the effect that the restrictions contained in subparagraphs (c),
  (d) and (e) of Section 5.5(ii) will not be violated, may waive or change, in whole or in part, the application of the Common or Preferred Share Ownership Limit with respect to any Person that is not an individual, as such term is defined in Section 542(a)(2) of the Code. In connection with any such waiver or change, the Board of Directors may require such representations and undertakings from such Person or Affiliates and may impose such other conditions as the Board deems necessary, advisable or prudent, in its sole discretion, to determine the effect, if any, of the proposed transaction or ownership of Equity Shares on the Company's status as a REIT.

     (x) Increase in Common or Preferred Share Ownership Limit. Subject to the limitations contained in Section 5.5(xi), the Board of Directors may from time to time increase the Common or Preferred Share Ownership Limit.

     (xi) Limitations on Modifications.

       (a) The Ownership Limit for a class or series of Equity Shares may not be increased and no additional ownership limitations may be created if, after giving effect to such increase or creation, the Company would be "closely held" within the meaning of Section 856(h) of the Code (assuming ownership of shares of Equity Shares by all Persons equal to the greatest of (A) the actual ownership, (B) the Beneficial Ownership of Equity Shares by each Person, or (C) the applicable Ownership Limit with respect to such Person.

       (b) Prior to any modification of the Ownership Limit with respect to any Person, the Board of Directors may require such opinions of counsel, affidavits, undertakings or agreements as it may deem necessary, advisable or prudent, in its sole discretion, in order to determine or ensure the Company's status as a REIT.

       (c) Neither the Preferred Share Ownership Limit nor the Common Share Ownership Limit may be increased to a percentage that is greater than nine point nine percent (9.9%).

     (xii) Notice to Stockholders Upon Issuance or Transfer. Upon issuance or transfer of Shares, the Company shall provide the recipient with a notice containing information about the shares purchased or otherwise transferred, in lieu of issuance of a share certificate, in a form substantially similar to the following:

       "The securities issued or transferred are subject to restrictions on transfer and ownership for the purpose of maintenance of the Company's status as a real estate investment trust (a "REIT") under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"). Except as otherwise provided pursuant to the Articles of Incorporation of the Company, no Person may (i) Beneficially or Constructively Own Common Shares of the Company in excess of 9.8% (or such greater percent as may be determined by the Board of Directors of the Company) of the outstanding Common Shares; (ii) Beneficially or Constructively Own shares of any series of Preferred Shares of the Company in excess of 9.8% of the outstanding shares of such series of Preferred Shares; or (iii) Beneficially or Constructively Own Common Shares or Preferred Shares (of any class or series) which would result in the Company being "closely held" under Section 856(h) of the Code or which otherwise would cause the Company to fail to qualify as a REIT. Any Person who has Beneficial or Constructive Ownership, or who Acquires or attempts to Acquire Beneficial or Constructive Ownership of Common Shares and/or Preferred Shares in excess of the above limitations and any Person who Beneficially or Constructively Owns Excess Shares as a transferee of Common or Preferred Shares resulting in an exchange for Excess Shares (as described below) immediately must notify the Company in writing or, in the event of a proposed or attempted Transfer or Acquisition or purported change in Beneficial or Constructive Ownership, must give written notice to the Company at least 15 days prior to the proposed or attempted transfer, transaction or other event. Any Transfer or Acquisition of Common Shares and/or Preferred Shares or other event which results in violation of the ownership or transfer limitations set forth in the Company's Articles of Incorporation shall be void ab initio and the Purported Beneficial and Record Transferee shall not have or acquire any rights in such Common Shares and/or Preferred Shares. If the transfer and ownership limitations referred to herein are violated, the Common Shares or Preferred Shares represented hereby automatically will be exchanged for Excess Shares to the extent of violation of such limitations, and such Excess Shares will be held in trust by the Company, all as provided by the Articles of Incorporation of the Company. All defined terms used in this legend have the meanings identified in the Company's Articles of Incorporation, as the same may be amended from time to time, a copy of which, including the restrictions on transfer, will be sent without charge to each Stockholder who so requests."

5.6 Excess Shares.

   (i) Ownership In Trust. Upon any purported Transfer, Acquisition, change in the capital structure of the Company, other purported change in Beneficial or Constructive Ownership or event or transaction that results in Excess Shares pursuant to Section 5.5(iii), such Excess Shares shall be deemed to have been transferred to the Company, as Excess Shares Trustee of an Excess Shares Trust for the benefit of such Beneficiary or Beneficiaries to whom an interest in such Excess Shares may later be transferred pursuant to Section 5.5(v). Excess Shares so held in trust shall be issued and outstanding stock of the Company. The Purported Record Transferee (or Purported Record Holder) shall have no rights in such Excess Shares except the right to designate a transferee of such Excess Shares upon the terms specified in Section 5.5(v). The Purported Beneficial Transferee shall have no rights in such Excess Shares except as provided in Section 5.6(iii) and (v).

   (ii) Distribution Rights. Excess Shares shall not be entitled to any dividends or Distributions (except as provided in Section 5.6(iii)). Any dividend or Distribution paid prior to the discovery by the Company that the Equity Shares have been exchanged for Excess Shares shall be repaid to the Company upon demand, and any dividend or Distribution declared but unpaid at the time of such discovery shall be void ab initio with respect to such Excess Shares.

   (iii) Rights Upon Liquidation.

     (a) Except as provided below, in the event of any voluntary or involuntary liquidation, dissolution or winding up, or any other distribution of the assets, of the Company, each holder of Excess Shares resulting from the exchange of Preferred Shares of any specified series shall be entitled to receive, ratably with each other holder of Excess Shares resulting from the exchange of Preferred Shares of such series and each holder of Preferred Shares of such series, such accrued and unpaid dividends, liquidation preferences and other preferential payments, if any, as are due to holders of Preferred Shares of such series. In the event that holders of shares of any series of Preferred Shares are entitled to participate in the Company's distribution of its residual assets, each holder of Excess Shares resulting from the exchange of Preferred Shares of any such series shall be entitled to participate, ratably with (A) each other holder of Excess Shares resulting from the exchange of Preferred Shares of all series entitled to so participate; (B) each holder of Preferred Shares of all series entitled to so participate; and (C) each holder of Common Shares and Excess Shares resulting from the exchange of Common Shares (to the extent permitted by Section 5.5(iii) hereof), that portion of the aggregate assets available for distribution (determined in accordance with applicable law) as the number of shares of such Excess Shares held by such holder bears to the total number of (1) outstanding Excess Shares resulting from the exchange of Preferred Shares of all series entitled to so participate; (2) outstanding Preferred Shares of all series entitled to so participate; and (3) outstanding Common Shares and Excess Shares resulting from the exchange of Common Shares. The Company, as holder of the Excess Shares in trust, or, if the Company shall have been dissolved, any trustee appointed by the Company prior to its dissolution, shall distribute ratably to the Beneficiaries of the Excess Shares Trust, when determined, any such assets received in respect of the Excess Shares in any liquidation, dissolution or winding up, or any distribution of the assets, of the Company. Anything to the contrary herein notwithstanding, in no event shall the amount payable to a holder with respect to Excess Shares resulting from the exchange of Preferred Shares exceed (A) the price per share such holder paid for the Preferred Shares in the purported Transfer, Acquisition, change in capital structure or other transaction or event that resulted in the Excess Shares or (B) if the holder did not give full value for such Excess Shares (as through a gift, devise or other event or transaction), a price per share equal to the Market Price for the shares of Preferred Shares on the date of the purported Transfer, Acquisition, change in capital structure or other transaction or event that resulted in such Excess Shares. Any amount available for distribution in excess of the foregoing limitations shall be paid ratably to the holders of Preferred Shares and Excess Shares resulting from the exchange of Preferred Shares to the extent permitted by the foregoing limitations.

     (b) Except as provided below, in the event of any voluntary or involuntary liquidation, dissolution or winding up, or any other distribution of the assets, of the Company, each holder of Excess Shares resulting from the exchange of Common Shares shall be entitled to receive, ratably with (A) each other holder of such Excess Shares and (B) each holder of Common Shares, that portion of the aggregate assets available for distribution to holders of Common Shares (including holders of Excess Shares resulting from the exchange of Common Shares pursuant to Section 5.5(iii)), determined in accordance with applicable law, as the number of such Excess Shares held by such holder bears to the total number of outstanding Common Shares and outstanding Excess Shares resulting from the exchange of Common Shares then outstanding. The Company, as holder of the Excess Shares in trust, or, if the Company shall have been dissolved, any trustee appointed by the Company prior to its dissolution, shall distribute ratably to the Beneficiaries of the Excess Shares, when determined, any such assets received in respect of the Excess Shares in any liquidation, dissolution or winding up, or any distribution of the assets, of the Company. Anything herein to the contrary notwithstanding, in no event shall the amount payable to a holder with respect to Excess Shares exceed (A) the price per share such holder paid for the Equity Shares in the purported Transfer, Acquisition, change in capital structure or other transaction or event that resulted in the Excess Shares or (B) if the holder did not give full value for such Equity Shares (as through a gift, devise or other event or transaction), a price per share equal to the Market Price for the Equity Shares on the date of the purported Transfer, Acquisition, change in capital structure or other transaction or event that resulted in such Excess Shares. Any amount available for distribution in excess of the foregoing limitations shall be paid ratably to the holders of Common Shares and Excess Shares resulting from the exchange of Common Shares to the extent permitted by the foregoing limitations.

   (iv) Voting Rights. The holders of Excess Shares shall not be entitled to vote on any matters (except as required by the MGCL).

   (v) Restrictions on Transfer; Designation of Beneficiary.

     (a) Excess Shares shall not be transferable. The Purported Record Transferee (or Purported Record Holder) may freely designate a Beneficiary of its interest in the Excess Shares Trust (representing the number of Excess Shares held by the Excess Shares Trust attributable to the purported Transfer or Acquisition that resulted in the Excess Shares), if (A) the Excess Shares held in the Excess Shares Trust would not be Excess Shares in the hands of such Beneficiary and (B) the Purported Beneficial Transferee (or Purported Beneficial Holder) does not receive a price for designating such Beneficiary that reflects a price per share for such Excess Shares that exceeds (1) the price per share such Purported Beneficial Transferee (or Purported Beneficial Holder) paid for the Equity Shares in the purported Transfer, Acquisition, change in capital structure, or other transaction or event that resulted in the Excess Shares or (2) if the Purported Beneficial Transferee (or Purported Beneficial Holder) did not give value for such Excess Shares (as through a gift, devise or other event or transaction), a price per share equal to the Market Price for the Equity Shares on the date of the purported Transfer, Acquisition, change in capital structure, or other transaction or event that resulted in the Excess Shares. Upon such transfer of an interest in the Excess Shares Trust, the corresponding Excess Shares in the Excess Shares Trust automatically shall be exchanged for an equal number of Equity Shares (depending on the type and class of Shares that were originally exchanged for such Excess Shares), and such Equity Shares shall be transferred of record to the Beneficiary of the interest in the Excess Shares Trust designated by the Purported Record Transferee (or Purported Record Holder), as described above, if such Equity Shares would not be Excess Shares in the hands of such Beneficiary. Prior to any transfer of any interest in the Excess Shares Trust, the Purported Record Transferee (or Purported Record Holder) must give advance written notice to the Company of the intended transfer and the Company must have waived in writing its purchase rights under Section 5.6(vi).

     (b) Notwithstanding the foregoing, if a Purported Beneficial Transferee (or Purported Beneficial Holder) receives a price for designating a Beneficiary of an interest in the Excess Shares Trust that exceeds the amounts allowable under subparagraph (i) of this Section 5.5(v), such Purported Beneficial Transferee (or Purported Beneficial Holder) shall pay, or cause the Beneficiary of the interest in the Excess Shares Trust to pay, such excess in full to the Company.

     (c) If any of the transfer restrictions set forth in this Section 5.5(v), or any application thereof, are determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the Purported Record Transferee (or Purported Record Holder) may be deemed, at the option of the Company, to have acted as the agent of the Company in acquiring the Excess Shares as to which such restrictions would otherwise, by their terms, apply and to hold such Excess Shares on behalf of the Company.

   (vi) Purchase Right in Excess Shares. Excess Shares shall be deemed to have been offered for sale to the Company, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that created such Excess Shares (or, in the case of devise or gift or event other than a Transfer or Acquisition which results in the issuance of Excess Shares, the Market Price at the time of such devise or gift or event other than a Transfer or Acquisition which results in the issuance of Excess Shares) and (ii) the Market Price of the Equity Shares exchanged for such Excess Shares on the date the Company, or its designee, accepts such offer. The Company and its assignees shall have the right to accept such offer for a period of ninety (90) days after the later of (i) the date of the purported Transfer, Acquisition, change in capital structure of the Company, purported change in Beneficial Ownership or other event or transaction which resulted in such Excess Shares and (ii) the date on which the Board of Directors determines in good faith that a Transfer, Acquisition, change in capital structure of the Company, purported change in Beneficial or Constructive Ownership resulting in Excess Shares has occurred, if the Company does not receive a notice pursuant to Section 5.5(v), but in no event later than a permitted Transfer pursuant to and in compliance with the terms of Section 5.6(v).

   (vii) Remedies Not Limited. Nothing contained in this Article V except
Section 5.7 shall limit scope or application of the provisions of this Section 5.6, the ability of the Company to implement or enforce compliance with the terms hereof or the authority of the Board of Directors to take any such other action or actions as it may deem necessary or advisable to protect the Company and the interests of its Stockholders by preservation of the Company's status as a REIT and to ensure compliance with applicable Share Ownership Limits and the other restrictions set forth herein, including, without limitation, refusal to give effect to a transaction on the books of the Company.

   (viii) Authorization. At such time as the Board of Directors authorizes a series of Preferred Shares pursuant to Section 5.3 of this Article V, without any further or separate action of the Board of Directors, there shall be deemed to be authorized a series of Excess Shares consisting of the number of shares included in the series of Preferred Shares so authorized and having terms, rights, restrictions and qualifications identical thereto, except to the extent that such Excess Shares are already authorized or this Article V requires different terms.

5.7 Settlements.

   Nothing in Sections 5.5 and 5.6 or in any other provision of these Articles of Incorporation shall preclude the settlement of any transaction with respect to the Common Shares entered into through the facilities of the New York Stock Exchange or other national securities exchange on which the Common Shares are listed.

5.8 Severability.

   If any provision of this Article V or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions of this Article V shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

5.9 Waiver.

   The Company shall have authority at any time to waive the requirements that Excess Shares be issued or be deemed outstanding in accordance with the provisions of this Article V if the Company determines, based on an opinion of nationally recognized tax counsel, that the issuance of such Excess Shares or the fact that such Excess Shares are deemed to be outstanding, would jeopardize the status of the Company as a REIT (as that term is defined in Section 1.5).

                                  ARTICLE VI:

                                  STOCKHOLDERS

6.1 Meetings of Stockholders.

   There shall be an annual meeting of the Stockholders, to be held at such time and place as shall be determined by or in the manner prescribed in the Bylaws, at which the Directors shall be elected and any other proper business may be conducted. The annual meeting will be held at a location convenient to the Stockholders, on a date which is a reasonable period of time following the distribution of the Company's annual report to Stockholders but not less than thirty (30) days after delivery of such report. A majority of Stockholders present in person or by proxy at an annual meeting at which a quorum is present, may, without the necessity for concurrence by the Directors, vote to elect the Directors. Special meetings of Stockholders may be called in the manner provided in the Bylaws, including at any time by Stockholders holding, in the aggregate, not less than ten percent (10%) of the outstanding Equity Shares entitled to be cast on any issue proposed to be considered at any such special meeting. If there are no Directors, the officers of the Company shall promptly call a special meeting of the Stockholders entitled to vote for the election of successor Directors. Any meeting may be adjourned and reconvened as the Directors determine or as provided by the Bylaws.

6.2 Voting Rights of Stockholders.

   Subject to the provisions of any class or series of Shares then outstanding and the mandatory provisions of any applicable laws or regulations, the Stockholders shall be entitled to vote only on the following matters; (a) election or removal of Directors as provided in Sections 2.3, 2.5 and 6.1 hereof; (b) amendment of these Articles of Incorporation as provided in Section
8.1 hereof; (c) reorganization of the Company as provided in Section 8.2 hereof; (d) merger, consolidation or sale or other disposition of all or substantially all of the Company Property, as provided in Section 8.3 hereof; and (e) termination of the Company's status as a real estate investment trust under the REIT Provisions of the Code, as provided in Section 3.2(xxiii) hereof. The Stockholders may terminate the status of the Company as a REIT under the Code by a vote of two-thirds of the Shares outstanding and entitled to vote. Except with respect to the foregoing matters, no action taken by the Stockholders at any meeting shall in any way bind the Directors.

6.3 Stockholder Action to be Taken by Meeting.

   Any action required or permitted to be taken by the Stockholders of the Company must be effected at a duly called annual or special meeting of Stockholders of the Company and may not be effected by any consent in writing of such Stockholders.

6.4 Right of Inspection.

   Any Stockholder and any designated representative thereof shall be permitted access to all records of the Company at all reasonable times, and may inspect and copy any of them for a reasonable charge. Inspection of the Company books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.

6.5 Access to Stockholder List.

   An alphabetical list of the names, addresses and telephone numbers of the Stockholders of the Company, along with the number of Shares held by each of them (the "Stockholder List"), shall be maintained as part of the books and records of the Company and shall be available for inspection by any Stockholder or the Stockholder's designated agent at the home office of the Company upon the request of the Stockholder. The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein and a copy of such list shall be mailed to any Stockholder so requesting within ten (10) days of the request. The Company may impose a reasonable charge for expenses incurred in reproduction pursuant to the Stockholder request. A Stockholder may request a copy of the Stockholder List in connection with matters relating to Stockholders' voting rights, and the exercise of Stockholder rights under federal proxy laws. The Company may require the Stockholder requesting the Stockholder List to represent that the list is not requested for a commercial purpose unrelated to the Stockholder's interest in the Company. The Company may impose a reasonable charge for expenses incurred in reproducing such Stockholder List. The Stockholder List may not be used for commercial purposes.

   If the Advisor or Directors neglect or refuse to exhibit, produce or mail a copy of the Stockholder List as requested, the Advisor and the Directors shall be liable to any Stockholder requesting the list for the costs, including attorneys' fees, incurred by that Stockholder for compelling the production of the Stockholder List, and for actual damages suffered by any Stockholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is to secure such list of Stockholders or other information for the purpose of selling such list or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a Stockholder relative to the affairs of the Company. The remedies provided hereunder to Stockholders requesting copies of the Stockholder List are in addition, to and shall not in any way limit, other remedies available to Stockholders under federal law, or the laws of any state.

6.6 Reports.

   The Directors shall take reasonable steps to insure that the Company shall cause to be prepared and mailed or delivered to each Stockholder as of a record date after the end of the fiscal year and each holder of other publicly held securities of the Company an annual report for each fiscal year in accordance with the requirements of the Securities and Exchange Commission and the New York Stock Exchange or other national securities exchange on which the Company's Securities are listed.

                                  ARTICLE VII:

           LIABILITY; TRANSACTIONS BETWEEN AFFILIATES AND THE COMPANY

7.1 Limitation of Stockholder Liability.

   No Stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of his being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Company Property or the affairs of the Company by reason of his being a Stockholder. The Company shall include a clause in its contracts which provides that Stockholders shall not be personally liable for obligations entered into on behalf of the Company.

7.2 Exculpation.

   To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers, no director or officer of the Company shall be liable to the Company or any of the Stockholders for money damages. Neither the amendment nor repeal of this Section 7.2, nor the adoption or amendment of any provision of these Articles of Incorporation inconsistent with this Section 7.2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

7.3 Indemnification.

   Each person who is or was or who agrees to become a director or officer of the Company, or each person who, while a director of the Company, is or was serving or who agrees to serve, at the request of the Company, as a director, officer, partner, joint venture, employee or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (including the heirs, executor, administrators or estate of such person), shall be indemnified by the Company, and shall be entitled to have paid on his behalf or be reimbursed for reasonable expenses in advance of final disposition of a proceeding, in accordance with the Bylaws of the Company, to the full extent permitted from time to time by the Maryland General Corporation Law as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than said law permitted the Company to provide prior to such amendment) or any other applicable laws presently or hereafter in effect. The Company shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to any employee or agent of the Company, in accordance with the Bylaws of the Company. Without limiting the generality or the effect of the foregoing, the Company may enter into one or more agreements with any person which provide for indemnification greater or different than that provided in this Article VII. Any amendment or repeal of this Article VII shall not adversely affect any right or protection existing hereunder immediately prior to such amendment or repeal.

7.4 Express Exculpatory Clauses In Instruments.

   Neither the Stockholders nor the Directors, officers, employees or agents of the Company shall be liable under any written instrument creating an obligation of the Company by reason of their being Stockholders,

Directors, officers, employees or agents of the Company, and all Persons shall look solely to the Company Property for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Stockholder, Director, officer, employee or agent liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Company be liable to anyone as a result of such omission.

7.5 Transactions with Affiliates.

   The Company may engage in transactions with any Affiliates, subject to any express restrictions in these Articles of Incorporation (including Article IV and Section 5.6) or adopted by the Directors in the Bylaws or by resolution, and further subject to the disclosure and ratification requirements of MGCL
(S) 2-419 and other applicable law.

                                 ARTICLE VIII:

                    AMENDMENT; REORGANIZATION; MERGER, ETC.

8.1 Amendment.

   (i) These Articles of Incorporation may be amended, without the necessity for concurrence by the Directors, by the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote thereon, except that (1) no amendment may be made which would change any rights with respect to any outstanding class of securities, by reducing the amount payable thereon upon liquidation, or by diminishing or eliminating any voting rights pertaining thereto; and (2) Section 8.2 hereof and this Section
8.1 shall not be amended (or any other provision of these Articles of Incorporation be amended or any provision of these Articles of Incorporation be added that would have the effect of amending such sections), without the affirmative vote of the holders of two-thirds (2/3) of the Shares then outstanding and entitled to vote thereon.

   (ii) The Directors, by a two-thirds (2/3) vote, may amend provisions of these Articles of Incorporation from time to time as necessary to enable the Company to qualify as a real estate investment trust under the REIT Provisions of the Code. With the exception of the foregoing, the Directors may not amend these Articles of Incorporation.

   (iii) An amendment to these Articles of Incorporation shall become effective as provided in Section 10.5.

   (iv) These Articles of Incorporation may not be amended except as provided in this Section 8.1.

8.2 Reorganization.

   Subject to the provisions of any class or series of Shares at the time outstanding, the Directors shall have the power (i) to cause the organization of a corporation, association, trust or other organization to take over the Company Property and to carry on the affairs of the Company, or (ii) merge the Company into, or sell, convey and transfer the Company Property to any such corporation, association, trust or organization in exchange for Securities thereof or beneficial interests therein, and the assumption by the transferee of the liabilities of the Company, and upon the occurrence of (i) or (ii) above terminate the Company and deliver such Securities or beneficial interests ratably among the Stockholders according to the respective rights of the class or series of Shares held by them; provided, however, that any such action shall have been approved, at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote thereon.

8.3 Merger, Consolidation or Sale of Company Property.

   Subject to the provisions of any class or series of Shares at the time outstanding, the Directors shall have the power to (i) merge the Company into another entity, (ii) consolidate the Company with one (1) or more other entities into a new entity; (iii) sell or otherwise dispose of all or substantially all of the Company Property; or (iv) dissolve or liquidate the Company; provided, however, that such action shall have been approved, at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote thereon. Any such transaction involving an Affiliate of the Company also must be approved by a majority of the Directors not otherwise interested in such transaction as fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

   In connection with any proposed Roll-Up Transaction, which, in general terms, is any transaction involving the acquisition, merger, conversion, or consolidation, directly or indirectly, of the Company and the issuance of securities of a Roll-Up Entity that would be created or would survive after the successful completion of the Roll-Up Transaction, an appraisal of all Properties shall be obtained from a competent independent appraiser. The Properties shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the Properties as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of Properties over a 12-month period. The terms of the engagement of the independent appraiser shall clearly state that the engagement is for the benefit of the Company and the Stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to Stockholders in connection with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up Transaction which has not been approved by vote of at least two-thirds (2/3) of the Stockholders, the person sponsoring the Roll-Up Transaction shall offer to Stockholders who vote against the proposed Roll-Up Transaction the choice of:

     (i) accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or

     (ii) one of the following:

       (a) remaining Stockholders of the Company and preserving their interests therein on the same terms and conditions as existed previously; or

       (b) receiving cash in an amount equal to the Stockholder's pro rata share of the appraised value of the net assets of the Company.

     The Company is prohibited from participating in any proposed Roll-Up
  Transaction:

     (iii) which would result in the Stockholders having democracy rights in a Roll-Up Entity that are less than the rights provided for in Sections 6.1, 6.2, 6.3, 6.4, 6.5, 6.6 and 7.1 of these Articles of Incorporation;

     (iv) which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to pre serve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its Securities of the Roll-Up Entity on the basis of the number of Shares held by that investor;

     (v) in which investor's rights to access of records of the Roll-Up Entity will be less than those described in Sections 6.4 and 6.5 hereof; or

     (vi) in which any of the costs of the Roll-Up Transaction would be borne by the Company if the Roll-Up Transaction is not approved by the Stockholders.

                                  ARTICLE IX:

                              DURATION OF COMPANY

9.1 Perpetual Existence.

   The duration of the Company is perpetual.

                                   ARTICLE X:

                                 MISCELLANEOUS

10.1 Governing Law.

   These Articles of Incorporation have been approved by the Directors executing the Articles of Amendment in which they are included and delivered in the State of Maryland with reference to the laws thereof, and the rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed according to the laws of the State of Maryland without regard to conflicts of laws provisions thereof.

10.2 Reliance by Third Parties.

   Any certificate shall be final and conclusive as to any Persons dealing with the Company if executed by an individual who, according to the records of the Company or of any recording office in which these Articles of Incorporation may be recorded, appears to be the Secretary or an Assistant Secretary of the Company or a Director, and if certifying to: (i) the number or identity of Directors, officers of the Company or Stockholders; (ii) the due authorization of the execution of any document; (iii) the action or vote taken, and the existence of a quorum, at a meeting of the Directors or Stockholders; (iv) a copy of the Articles of Incorporation or of the Bylaws as a true and complete copy as then in force; (v) an amendment to these Articles of Incorporation;
(vi) the dissolution of the Company; or (vii) the existence of any fact or facts which relate to the affairs of the Company. No purchaser, lender, transfer agent or other Person shall be bound to make any inquiry concerning the validity of any transaction purporting to be made on behalf of the Company by the Directors or by any duly authorized officer, employee or agent of the Company.

10.3 Provisions in Conflict with Law or Regulations.

   (i) The provisions of these Articles of Incorporation are severable, and if the Directors shall determine that any one or more of such provisions are in conflict with the REIT Provisions of the Code, or other applicable federal or state laws, the conflicting provisions shall be deemed never to have constituted a part of these Articles of Incorporation, even without any amendment of these Articles of Incorporation pursuant to Section 8.1 hereof; provided, however, that such determination by the Directors shall not affect or impair any of the remaining provisions of these Articles of Incorporation or render invalid or improper any action taken or omitted prior to such determination. No Director shall be liable for making or failing to make such a determination.

   (ii) If any provision of these Articles of Incorporation shall be held invalid or unenforceable in any jurisdiction, such holding shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of these Articles of Incorporation in any jurisdiction.

10.4 Construction.

   In these Articles of Incorporation, unless the context otherwise requires, words used in the singular or in the plural include both the plural and singular and words denoting any gender include both genders. The title and headings of different parts are inserted for convenience and shall not affect the meaning, construction or effect of these Articles of Incorporation. In defining or interpreting the powers and duties of the Company and its Directors and officers, reference may be made, to the extent appropriate, to the Code and to Titles 1 through 3 of the Corporations and Associations Article of the Annotated Code of Maryland, referred to herein as the "MGCL."

10.5 Recordation.

   These Articles of Incorporation and any amendment hereto shall be filed for record with the State Department of Assessments and Taxation of Maryland and may also be filed or recorded in such other places as the Directors deem appropriate, but failure to file for record these Articles of Incorporation or any amendment hereto in any office other than in the State of Maryland shall not affect or impair the validity or effectiveness of these Articles of Incorporation or any amendment hereto. A restated Articles of Incorporation shall, upon filing, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Articles of Incorporation and the various amendments thereto.

                                                                       Exhibit B
                                                                       ---------

         APF's Restated Articles (marked to show changes from Existing Articles)


A black-lined version of the Restated Articles of APF will be attached as Exhibit B to the Proxy Statement, which will be mailed to the stockholders of APF in connection with the Special Meeting. The black-lined version will show the modifications proposed to be made to the Existing Articles, with the additions underlined in bold and the deletions shown as strike-throughs.

                                                                       Exhibit C

                             INFORMATION MEMORANDUM
                         Attachment to Proxy Statement
                   for the Special Meeting of Stockholders of
                       CNL American Properties Fund, Inc.
                         to be held on           , 1999

   This Information Memorandum is being furnished to the holders of shares of common stock, par value $0.01 per share ("APF Shares"), of CNL American Properties Fund, Inc. ("APF"), a Maryland corporation, as an attachment to the proxy statement (the "Proxy Statement") for the special meeting of such holders
to be held on            , 1999 (the "Special Meeting"). NO VOTE OR OTHER
ACTION OF THE APF STOCKHOLDERS IS REQUIRED WITH RESPECT TO THIS INFORMATION MEMORANDUM. WE ARE REQUESTING YOUR PROXY SOLELY IN CONNECTION WITH THE MATTERS DESCRIBED IN THE PROXY STATEMENT TO WHICH THIS INFORMATION MEMORANDUM IS ATTACHED.

   This Information Memorandum describes certain acquisitions described below (collectively, the "Acquisitions") that APF intends to complete in order to increase stockholder value. Upon consummation of the Acquisitions, APF intends to list the APF Shares for trading on the New York Stock Exchange (the "NYSE") in order to provide liquidity and a trading market for them. At the Special Meeting, the APF stockholders will be asked to consider and vote upon a proposal to approve an amendment and restatement of APF's Articles of Incorporation (the "Restated Articles") to facilitate the consummation of the Acquisitions and to modify APF's existing Articles to provide APF with the greater degree of operational flexibility that is characteristic of publicly-traded real estate investment trusts ("REITs").

   As a result of the Acquisitions, APF will become a full-service REIT which has the ability to offer to prospective restaurant operators or owners a complete range of restaurant development and financing options. The Acquisitions consist of the following:

  . Acquisition of Advisor. APF will become internally advised and will acquire complete acquisition, development and in-house management functions by acquiring its external advisor, CNL Fund Advisors, Inc. (the "Advisor"). Because APF has had no employees since its inception, the Advisor has provided these functions on behalf of APF and has been responsible for the day-to-day operations of APF, including raising capital, investment analysis, acquisitions, due diligence, asset management and accounting services. The acquisition of the Advisor also will provide APF with restaurant development capabilities, including site selection, construction management and build-to-suit development.

  . Acquisition of CNL Restaurant Financial Services Group. To increase its financing capabilities and expand its mortgage loan portfolio, APF will acquire CNL Financial Corp. and CNL Financial Services, Inc. (together, the "CNL Restaurant Financial Services Group" and collectively with the Advisor, the "CNL Restaurant Businesses"). The CNL Restaurant Financial Services Group makes and services mortgage loans (and, as described below, "securitizes" a portion of such loans) to operators of national and regional restaurant chains comparable to the restaurant chain operators that currently are tenants of APF.

  . Acquisition of CNL Income Funds. To increase the size of its restaurant property portfolio, APF will seek to acquire 18 CNL Income Funds (the "Funds"), which are limited partnerships that owned, as of September 30, 1998 and in the aggregate, 621 restaurant properties similar to the types of restaurant properties in which APF invests. If APF acquires the Advisor, the CNL Restaurant Financial Services Group and all of the Funds, it expects to have total assets of approximately $1.5 billion at the time those acquisitions are consummated and it will own or hold a mortgage interest in more than 1,400 restaurant properties, making APF one of the largest triple-net lease REITs in the United States.

   The terms of the Acquisitions and the background of and reasons for them are discussed below.

                        DESCRIPTION OF THE ACQUISITIONS

General

   APF has entered into merger agreements with the stockholders of each of the Advisor and the CNL Restaurant Financial Services Group and merger agreements with the general partners of each of the Funds (collectively, the "Merger Agreements"). The Advisor and the CNL Restaurant Financial Services Group will each be merged into a separate newly-formed, wholly-owned subsidiary of APF and the Funds will be merged with and into CNL APF Partners, L.P., an existing, wholly-owned subsidiary of APF through which APF will conduct its business after the Acquisitions have been consummated. The Merger Agreements were negotiated and executed following the recommendation of a special committee (the "Special Committee") of APF's Board of Directors (the "Board"), which is comprised of the three independent members of APF's Board, and the unanimous vote in favor of the Acquisitions of the members of the full Board. See "BACKGROUND OF AND REASONS FOR THE ACQUISITIONS -- Chronology of the Acquisitions."

   The Merger Agreements provide that the purchase price payable by APF to the stockholders of the CNL Restaurant Businesses will consist of 12,300,000 APF Shares (with the Board having allocated 7,600,000 of such APF Shares for the acquisition of the Advisor and 4,700,000 of such APF Shares for the acquisition of the CNL Restaurant Financial Services Group) and that if all of the Funds are acquired, up to an aggregate of 61,000,000 APF Shares will be issued to the partners of the Funds (before the payment by the Funds of certain acquisition expenses). Because the APF Shares are not listed at this time, the value of an APF Share is uncertain. For purposes of the Acquisitions, the Board assigned the APF Shares a value of $10.00 per share, which is the price at which APF sold APF Shares in three previous public offerings, the most recent of which was completed in December 1998. Based on that value, APF will pay $123 million for the CNL Restaurant Businesses (with the Board having allocated $76 million of that amount for the acquisition of the Advisor and $47 million for the acquisition of CNL Restaurant Financial Services Group) and, if all the Funds are acquired, up to an aggregate of $610 million for the Funds (before the payment by the Funds of certain acquisition expenses). APF has obtained two separate fairness opinions from Merrill Lynch, Pierce, Fenner & Smith, Incorporated ("Merrill Lynch"), an independent investment banking firm, in which Merrill Lynch opined that the aggregate consideration to be paid by APF for the CNL Restaurant Businesses and for the Funds, respectively, is fair to APF from a financial point of view. See "BACKGROUND OF AND REASONS FOR THE ACQUISITIONS-- Fairness Opinions" and the full text of the fairness opinions, which are attached as Exhibit D-1 and Exhibit D-2, respectively, to the Proxy Statement.

   The acquisition of the CNL Restaurant Businesses (collectively, the "CNL Restaurant Business Acquisitions") will be completed as soon as practicable. Because APF already has a sufficient number of APF Shares available to consummate these acquisitions, they may be completed before the Restated Articles are approved. The acquisitions of the Funds (collectively, the "Fund Acquisitions"), on the other hand, are subject to approval of the Restated Articles by the APF stockholders because APF does not currently have a sufficient number of authorized shares to complete those acquisitions. Further, the Fund Acquisitions are subject to the approval by the holders of a majority of the units of limited partnership interest ("Units") of each Fund. A special meeting of the limited partners of the Funds is scheduled to be held on 1999 for the purpose of voting on the Fund Acquisitions. If the Restated Articles are approved, the Fund Acquisitions will occur as soon as practicable following the approval of such acquisitions by the limited partners of the Funds. It is expected that the Fund Acquisitions will be consummated in the fourth quarter of 1999. In no event will the Acquisitions be consummated later than December 31, 1999.

Acquisition of the Advisor

   APF will become internally advised and acquire complete acquisition, development and in-house asset management functions by acquiring the Advisor. Because APF has had no employees since its inception, the Advisor has provided these functions on behalf of APF and it has been responsible for the day-to-day operations of APF, including raising capital, investment analysis, acquisitions, due diligence, asset management and accounting services. In June 1998, the Advisor acquired CNL Restaurant Development, Inc. (the "Development Company"). As a result of that acquisition, the Advisor now offers site selection and construction management and build-to-suit development services that had previously been performed by the Development Company. As of September 30, 1998, the Advisor was overseeing 75 restaurant development projects.

   The Advisor is a majority owned subsidiary of CNL Group, Inc., a diversified real estate company wholly-owned by James M. Seneff, Jr. and his wife. The seven executive officers of APF are also executive officers of the Advisor, and Mr. Seneff serves as Chairman of the Board of Directors and Chief Executive Officer of CNL Group, Inc., APF, the Advisor and other CNL affiliates. The Advisor has developed extensive experience and long-term relationships throughout the restaurant industry, including but not limited to the relationships the Advisor has developed with the restaurant chains with which APF has relationships. APF believes that the Advisor's experience and relationships benefit APF in selecting, acquiring and managing its properties, thereby providing APF with a competitive advantage in the management and operation of its real estate assets and in the identification of attractive investments. The Advisor's principal executive offices are in the same location as APF's: 400 East South Street, Orlando, Florida 32801, telephone number (407) 650-1000.

   The Advisor currently is entitled to various fees (the "Advisor Fees") for providing services to APF. Upon the acquisition of the Advisor, the operations of the Advisor will become part of the business of APF and, accordingly, APF will cease to pay any Advisor Fees and other fees that APF pays to affiliates of the Advisor. APF believes that, as a result, it will experience long-term cost savings by acquiring the Advisor. See "BACKGROUND OF AND REASONS FOR THE ACQUISITIONS -- Reasons for Acquiring the CNL Restaurant Businesses."

   The Advisor Fees and other fees payable to affiliates of the Advisor, all of which APF will cease to pay once it acquires the Advisor, consist generally of the following:

  (a) a monthly asset management fee equal to one-twelfth of .60% of (i) the amount invested in properties wholly-owned by APF, determined on the basis of cost, plus, in the case of properties owned by a joint venture or partnership, the portion of the cost of such properties paid by APF, exclusive of acquisition fees and expenses (the "Real Estate Asset Value"), and (ii) the outstanding principal amount of APF's mortgage loans as of the end of the preceding month;

  (b) subject to certain limitations, reimbursement of operating expenses;

  (c) an acquisition fee for the acquisition of properties and funding of mortgage loans in an amount equal to 4.5% of the total amount raised from the sale of APF Shares or from borrowings under APF's line of credit after all net offering proceeds have been invested;

  (d) subject to approval of the Board, additional acquisition, development or construction fees that are payable to affiliates of the Advisor in connection with the financing, development, construction and renovation of properties;

  (e) an acquisition expense reimbursement for costs incurred by the Advisor on behalf of APF in site selection and acquisition activities (including travel and related items) that, when combined with acquisition fees payable to the Advisor and its affiliates, shall not (without the approval of the Board) exceed 6% of the Real Estate Asset Value of a property or, in the case of a mortgage loan, 6% of the funds advanced;

  (f) a deferred subordinated real estate disposition fee, payable upon sale of one or more properties, equal to the lesser of (i) one half of a competitive real estate commission (defined as a commission that is reasonable, customary and competitive in light of the size, type and location of the property) and (ii) 3% of the sales price of the property;

  (g) a deferred, subordinated incentive fee payable upon the listing of the APF Shares on a national securities exchange or over-the-counter market or the sale of assets of APF, subject to the receipt by the APF stockholders of total distributions in excess of certain minimum levels;

  (h) a secured equipment lease servicing fee equal to 2% of the purchase price of equipment subject to each secured equipment lease and reimbursement of expenses incurred in obtaining such leases up to a maximum of 0.5% of the purchase price of the equipment subject to each lease; and

  (i) an annual soliciting dealer servicing fee equal to 0.2% of APF's "invested capital" (generally, the amount of cash paid for all APF Shares sold reduced by certain prior distributions with respect to such shares) on December 31 of each year, which fee is payable until the listing of the APF Shares on a national securities exchange or over-the-counter market or the sale of assets of APF.

   For the years ended December 31, 1998, 1997 and 1996, the Advisor Fees amounted to $24,172,688, $13,601,242 and $6,155,180, respectively. The Advisor pays all of its own expenses, including salaries, wages, payroll taxes, costs of employee benefit plans and charges for incidental help, incurred in connection with acquisition activities under the Advisory Agreement. The Advisor also pays its own accounting fees and related expenses, legal fees, insurance, rent, telephone, utilities and certain travel expenses of its officers and employees. All of these expenses will be borne directly by APF after the consummation of the acquisition of the CNL Restaurant Businesses.

   The Advisory Agreement is subject to annual renewal by APF and the Advisor. APF renewed the Advisory Agreement effective April 1998 for the period ending April 1999. Because APF and the Advisor are under common control, the decision-making process with respect to such renewal has not necessarily proceeded on the same arm's-length basis it would have if APF and the Advisor were unaffiliated entities. Nevertheless, APF believes that the Advisor Fees paid to the Advisor are no less favorable than the fees that would be paid to an unaffiliated third party advisor. In addition, APF believes that no other advisory company could provide the same level of experience and expertise as the Advisor, and therefore has not actively pursued discussions with any other advisory companies prior to renewing the Advisory Agreement.

Acquisition of CNL Restaurant Financial Services Group

   CNL Financial Corp. and CNL Financial Services, Inc. are Florida corporations, each owned 90% by CNL Group, Inc. and its employees and affiliates and 10% by Five Arrows Realty Securities L.L.C., a Delaware limited liability company that is not affiliated with CNL Group, Inc. Their principal executive offices are in the same location as APF's: 400 East South Street, Orlando, Florida 32801, telephone number (407) 650-1000.

   Although APF has the ability to make mortgage loans (subject to certain restrictions under its existing Articles of Incorporation, which restrictions are proposed to be eliminated under the Restated Articles as described in the Proxy Statement), the acquisition of the CNL Restaurant Financial Services Group will permit APF to expand its financing capabilities to include securitization transactions (described below). APF also will acquire the CNL Restaurant Financial Services Group's existing mortgage loan portfolio, including the servicing rights related to the portfolio, and will assume the warehouse lines of credit used previously by them in providing such financial services. As of September 30, 1998, the CNL Restaurant Financial Services Group had made $465 million in mortgage loans on 458 restaurant properties in 37 states, had secured approximately $135 million in loan commitments and had securitized approximately $269 million of the $465 million of originated mortgage loans.

   The CNL Restaurant Financial Services Group "securitizes" mortgage loans. A mortgage loan securitization involves combining a group of mortgage loans into a pool, creating securities that are backed by the combined pool and then issuing those securities to investors. The CNL Restaurant Financial Services Group makes loans and securitizes them by selling them to a special purpose entity which issues certificates representing beneficial interests in the pool of mortgage loans. The CNL Restaurant Financial Services Group receives from a securitization (i) the net proceeds (less a placement fee and other offering expenses) from the sale of the certificates, (ii) income in the form of the "spread" between the interest that is earned on the securitized mortgage loans (less transaction fees and expenses and any portfolio losses) and the interest earned on the certificates sold to third parties and (iii) fees for servicing mortgage loans that have been securitized.

The CNL Restaurant Financial Services Group usually will retain a subordinated interest in the mortgage loans, which because it is subordinated, generally will bear interest at a higher rate than the mortgage loans as a whole. Further, by eliminating the securitized mortgage loans from its balance sheet, the securitization transactions reduce the CNL Restaurant Financial Services Group's equity requirements.

   The following table shows certain annualized information regarding mortgage loans made by APF on restaurant properties in which APF owned an interest as of September 30, 1998 and assuming APF had acquired the CNL Restaurant Financial Services Group as of that date, including the restaurant chain, the number of restaurant properties subject to mortgage loans per restaurant chain, the aggregate revenue per restaurant chain and the aggregate outstanding balance of mortgage loans per chain.

                                Annualized
                                 Aggregate  Percent of  Aggregate   Percent of
                     Number of     Total      Total    Outstanding  Outstanding
Restaurant Chain     Properties   Revenue    Revenue     Balance      Balance
----------------     ---------- ----------- ---------- ------------ -----------
Applebee's..........     53      $5,342,000    31.7%   $ 65,909,000     34.9%
T.G.I. Friday's.....     12       2,336,000    13.8%     23,111,000     12.2%
Burger King.........     29       1,888,000    11.2%     22,570,000     11.9%
Pizza Hut...........     47       1,764,000    10.5%     16,440,000      8.7%
Taco Bell...........     27       1,442,000     8.6%     17,988,000      9.5%
Denny's.............     10       1,100,000     6.5%     11,243,000      6.0%
Shoney's............      7         630,000     3.7%      6,138,000      3.3%
Fazoli's............      7         606,000     3.6%      6,283,000      3.3%
Ruby Tuesday........      5         454,000     2.7%      4,721,000      2.5%
Golden Corral.......      2         337,000     2.0%      3,881,000      2.1%
Del Taco............      4         311,000     1.8%      3,300,000      1.8%
Houlihan's..........      1         236,000     1.4%      2,360,000      1.2%
Captain D's.........      2         117,000     0.7%      1,343,000      0.7%
Papa John's.........      6         116,000     0.7%      1,337,000      0.7%
Popeyes.............      2          73,000     0.4%        805,000      0.4%
Wendy's.............      1          70,000     0.4%        806,000      0.4%
Arby's..............      1          58,000     0.3%        760,000      0.4%
                        ---     -----------   -----    ------------    -----
  Total.............    216     $16,880,000   100.0%   $188,995,000    100.0%
                        ===     ===========   =====    ============    =====

   The following table shows, for restaurant properties in which APF owned an interest, as of September 30, 1998 and assuming APF had acquired the CNL Restaurant Financial Services Group as of that date, annualized information by restaurant chain, for mortgage loans that the CNL Restaurant Financial Services Group has securitized.

                                                        Aggregate   Percent of
                                            Number of  Outstanding  Outstanding
Restaurant Chain                            Properties  Balance(1)    Balance
----------------                            ---------- ------------ -----------
T.G.I. Friday's............................     35     $ 54,289,000     20.2%
Wendy's....................................     50       48,695,000     18.1%
Bennigan's.................................     22       36,950,000     13.8%
Taco Bell..................................     56       34,086,000     12.7%
Burger King................................     36       32,334,000     12.0%
Ruby Tuesday...............................     13       17,479,000      6.5%
Steak and Ale Restaurant...................      6        8,650,000      3.2%
KFC........................................     10        8,390,000      3.1%
Applebee's.................................      4        6,066,000      2.3%
Fazoli's...................................      5        5,244,000      2.0%
Papa John's................................     33        4,968,000      1.8%
Sonny's Real Pit Bar-B-Q...................      8        4,331,000      1.6%
Morton's of Chicago........................      2        2,278,000      0.8%
Denny's....................................      2        1,624,000      0.6%
Arby's.....................................      3        1,553,000      0.6%
Del Taco...................................      2        1,030,000      0.4%
Popeyes....................................      1          673,000      0.3%
                                               ---     ------------    -----
  Total....................................    288     $268,640,000    100.0%
                                               ===     ============    =====

--------
(1) Of the total securitized portfolio of $268.6 million, the CNL Restaurant Financial Services Group has retained a subordinated interest in $23.4 million, which, assuming no prepayment of default by the borrower, will generate on an annualized basis approximately $4.0 million in interest income and servicing fees.

Acquisition of Funds

   APF is seeking to increase its asset base by acquiring the Funds, which as of September 30, 1998, owned in the aggregate, 621 restaurant properties in 39 states, which for the nine months ended September 30, 1998, had aggregate gross revenues of approximately $37 million. Similar to APF, the Funds' restaurant properties generally are leased on a triple-net basis to operators of national and regional restaurant chains and managed by the Advisor. The Funds' principal executive offices are in the same location as APF's: 400 East South Street, Orlando, Florida 32801, telephone number (407) 650-1000. See "BUSINESS OF THE FUNDS" for a discussion of the current business of the Funds, the methods by which the Funds evaluate and acquire restaurant properties and the terms upon which the Funds' restaurant properties are leased.

   The Funds were formed from 1985 to 1995 by affiliates of CNL Group, Inc., an affiliate of APF. The limited partners of the Funds are the individuals and entities who invested in the Funds. James M. Seneff, Jr., APF's Chairman and Chief Executive Officer, Robert A. Bourne, APF's Vice Chairman and Treasurer, and CNL Realty Corporation are the general partners of each of the Funds (collectively, the "General Partners").

   If all of the Funds are acquired by APF, and assuming that APF had acquired all of the Funds as of September 30, 1998, APF would own and lease on a triple-net basis, 978 restaurant properties. The restaurant properties would be leased to more than 150 tenants, operated by more than 60 different restaurant chains, located in 45 states and approximately 96 percent leased as of September 30, 1998. The average age of the buildings on restaurant properties in the portfolio would be approximately 8.7 years. As a result, APF would become one of the largest triple-net lease REITs in the United States. The following table sets forth certain annualized restaurant property information for restaurant properties owned as of September 30, 1998 (assuming the Fund Acquisitions occurred on that date) with respect to significant restaurant chains operating restaurant properties.

                            Total Number  Average
                                 of       Age of     Annualized     Percent of
                             Restaurant  Buildings Aggregate Total Total Rental
Restaurant Chain             Properties   (years)  Rental Revenue    Revenue
----------------            ------------ --------- --------------- ------------
Golden Corral..............     102         6.0      $14,400,000       15.3%
Jack in the Box............      96         5.2        9,731,000       10.4
Burger King................      74        10.8        7,083,000        7.6
Denny's....................      61        10.2        5,792,000        6.2
Boston Market (1)..........      50         2.7        4,781,000        5.1
Hardee's...................      64         7.3        4,472,000        4.8
Bennigan's.................      22        15.4        4,100,000        4.4
Shoney's...................      31         7.9        3,513,000        3.7
IHOP.......................      24         4.1        3,263,000        3.5
Steak and Ale Restaurant...      18        21.1        2,774,000        3.0
Black-eyed Pea.............      22         5.9        2,400,000        2.6
Darryl's...................      17        17.9        2,341,000        2.5
Wendy's....................      29         9.0        2,373,000        2.5
Arby's.....................      29         5.2        2,290,000        2.4
Long John Silver's (2).....      43         7.6        2,064,000        2.2
Checkers...................      47         5.0        1,932,000        2.1
Chevy's Fresh Mex..........       8         5.1        1,814,000        1.9
Applebee's.................      12         4.0        1,676,000        1.8
Pizza Hut..................      67        16.1        1,692,000        1.8
Ground Round...............      15        18.1        1,615,000        1.7
Pollo Tropical.............      11         4.7        1,538,000        1.6
KFC........................      18         9.1        1,265,000        1.3
Popeyes....................      20        11.9        1,065,000        1.1
Other......................      98         8.9        9,843,000       10.5
                                ---                  -----------      -----
  Total....................     978                  $93,817,000      100.0%
                                ===                  ===========      =====

--------
(1) In October 1998, tenants of 44 Boston Market restaurant properties filed voluntary petitions for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code. To date, the tenants have closed 19 of these restaurant properties. APF and the relevant Funds are currently actively marketing these restaurant properties to existing and prospective clients.
(2) The tenant of 36 Long John Silver's restaurant properties filed a voluntary petition for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code. To date, the tenant has closed 16 of these restaurant properties. APF is currently actively marketing these restaurant properties to existing and prospective clients.

   Since the acquisition of one Fund is not dependent upon the acquisition of any other Fund and the acquisition of each fund must be approved by its limited partners, it is possible that APF will not acquire all of the Funds. Consequently, after the Fund Acquisitions, APF will not necessarily own all of the restaurant properties listed above.

   The table below lists (i) the Funds that APF is seeking to acquire, (ii) the number of APF Shares being offered to each Fund if it is acquired and (iii) the estimated value (based on the assigned value of $10.00 per APF Share) of the APF Shares to be paid to each Fund. The estimated value of the APF Shares being offered to each Fund reflects a reduction in the number of APF Shares paid to that Fund by APF for that Fund's allocable portion of the expenses of the acquisition.

                                                                  Estimated
                                                                  Value of
                                                      Number of  APF Shares
                                                      APF Shares    after
                                                      Offered to Acquisition
                        Fund                           Fund(1)   Expenses(1)
                        ----                          ---------- -----------
  CNL Income Fund, Ltd............................... 1,157,759  $11,416,590
  CNL Income Fund II, Ltd............................ 2,393,267   23,664,939
  CNL Income Fund III, Ltd........................... 2,082,901   20,591,448
  CNL Income Fund IV, Ltd............................ 2,668,016   26,341,688
  CNL Income Fund V, Ltd............................. 2,049,031   20,258,704
  CNL Income Fund VI, Ltd............................ 3,730,388   36,877,167
  CNL Income Fund VII, Ltd........................... 3,202,371   31,687,369
  CNL Income Fund VIII, Ltd.......................... 4,042,635   39,953,755
  CNL Income Fund IX, Ltd............................ 3,700,097   36,580,307
  CNL Income Fund X, Ltd............................. 4,243,243   41,950,341
  CNL Income Fund XI, Ltd............................ 4,394,196   43,456,016
  CNL Income Fund XII, Ltd........................... 4,768,496   47,152,089
  CNL Income Fund XIII, Ltd.......................... 3,886,185   38,375,335
  CNL Income Fund XIV, Ltd........................... 4,313,041   42,605,480
  CNL Income Fund XV, Ltd............................ 3,733,901   36,888,672
  CNL Income Fund XVI, Ltd........................... 4,320,947   42,693,949
  CNL Income Fund XVII, Ltd.......................... 3,014,377   29,790,126
  CNL Income Fund XVIII, Ltd......................... 3,299,149   32,601,466

  --------
  (1) Assumes that none of the limited partners of the Funds elects to receive the Cash/Notes Option described below.

   The limited partners of the Funds that are acquired will receive APF Shares in exchange for their Units unless they affirmatively vote against the acquisition and elect to receive the alternative consideration (the "Cash/Notes Option") which will consist of a payment that is 10% in cash and 90% in APF % Callable Notes due in 2006 (the "Notes") redeemable at any time. The Notes will bear interest at a rate equal to 120% of the applicable federal rate as of the date immediately preceding the effective time of the Fund Acquisitions. The applicable federal rate, which is subject to change prior to the date the
interest rate is determined, was  % as of    , 1999. The payment received by
the limited partners who elect the Cash/Notes Option will be equal to their portion of the amount that their Fund would receive upon an orderly liquidation of its restaurant properties over a 12-month period pursuant to the partnership agreement governing their Fund, based upon a liquidation value appraisal prepared by Valuation Associates. The number of APF Shares issued to a particular Fund will be reduced to the extent its limited partners elect the Cash/Notes Option.

   The acquisition of each Fund is subject to the approval by the holders of a majority of the Units of such Fund. APF anticipates that it will take between two and four months to solicit the limited partners of the Funds, obtain the necessary approvals and consummate the Fund Acquisitions. It is expected that the Fund Acquisitions will be consummated in the fourth quarter of 1999.

   In connection with the Fund Acquisitions, James M. Seneff, Jr. and Robert A. Bourne (together, the "Principals"), will receive APF Shares in exchange for their interests as General Partners in the acquired Funds. See "RISK FACTORS AND BENEFITS TO THE PRINCIPALS -- Benefits to the Principals Resulting from the Acquisitions."

Description of the Fund Merger Agreements

   The following paragraphs summarize the material terms (other than those described elsewhere in this Information Memorandum) of the Merger Agreements between APF and the Funds for the acquisition of the Funds (collectively, the "Fund Merger Agreements"). Except for the particular contracting parties and the consideration payable by APF, the Fund Merger Agreements are substantially identical. A copy of a form of Fund Merger Agreement is attached as Exhibit E to the Proxy Statement and is incorporated herein by reference. This summary is qualified in its entirety by reference to the form of Fund Merger Agreement.

   General. CNL APF Partners, L.P., a wholly-owned subsidiary of APF (the "Operating Partnership"), has entered into the Fund Merger Agreements with the Funds, which agreements set forth the terms and conditions (including requisite partner approvals) upon which the Operating Partnership will acquire the Funds. Pursuant to and subject to the terms and conditions of the Fund Merger Agreements, the Operating Partnership will acquire each Fund. In consideration therefor, each limited partner of each Fund that is acquired will receive APF Shares in exchange for his or her Units, except that limited partners of Funds that are acquired who affirmatively vote against the acquisition of their Funds may elect the Cash/Notes Option in lieu of receiving APF Shares.

   Closing. The Fund Merger Agreements provide that the mergers will occur after all of the conditions set forth in the Fund Merger Agreements have been satisfied or waived. It is expected that the closing of the merger of each Fund with the Operating Partnership ( the "Closing") will occur in the fourth quarter of 1999.

   Conduct of Business Prior to Closing. Each Fund and its General Partners have agreed, among other things, that prior to the Closing, the Fund will not take certain actions without APF's written consent, including but not limited to: (i) issuing new Units; (ii) effecting any Unit splits; (iii) adopting any amendment to its partnership agreement; (iv) incurring or guaranteeing indebtedness for borrowed money; (v) mortgaging, pledging, selling or transferring any of its material assets; or (vi) engaging in any business which is materially different from the business in which the Fund was engaged at the time the Fund Merger Agreement was executed.

   Each Fund also has agreed that, prior to the Closing, it (i) will cause the tenants of its restaurant properties to maintain public liability and casualty insurance, (ii) will not sell its restaurant properties, (iii) will not place any encumbrances on its restaurant properties that would prevent the merger from occurring, (iv) will not incur material obligations or liabilities other than in the ordinary course of business and (v) will pay taxes and assessments or cause such taxes and assessments to be paid if due prior to the Closing.

   Conditions to Closing. The obligations of APF, the Operating Partnership, each Fund and that Fund's General Partners to effect the merger are subject to the fulfillment or waiver on or prior to the Closing of certain conditions, including (i) the approval by the limited partners holding in excess of 50% of the outstanding Units of that Fund (ii) the approval by the APF stockholders of the Restated Articles, (iii) the listing of the APF Shares on the NYSE prior to or concurrently with the consummation of the Fund Acquisitions and (iv) if fewer than all of the Funds approve the Fund Acquisitions, the receipt by APF of a fairness opinion from Merrill Lynch stating that the aggregate consideration payable to the approving Funds is fair to APF from a financial point of view. In addition, the obligations of APF and the Operating Partnership to effect each merger are subject to the fulfillment or waiver at or prior to the Closing of certain additional conditions, including (i) that the representations and warranties made by the relevant Fund and its General Partners with respect to its business set forth in its respective merger agreement are true and correct in all material respects as of the date of the Closing, (ii) that APF has acquired the CNL Restaurant Businesses and (iii) that the Fund's estimated environmental liabilities be 10% or less of the value of the APF Share consideration proposed to be paid to such Fund by APF (based on the assigned value of $10.00 per APF Share).

   Representations and Warranties. Each Fund and its General Partners have represented and warranted in its Fund Merger Agreement that, to their respective knowledge, it has good and valid title to its respective restaurant properties and will covenant to transfer such title to the Operating Partnership at the time of its acquisition. Each Fund made various other representations and warranties, including representations and warranties that (i) it has caused and will cause all tenants of its restaurant properties to maintain public liability and casualty insurance; (ii) that the leases at its restaurant properties are in full force and effect; (iii) that there are no condemnation proceedings against its restaurant properties; and (iv) that it has not received notice of any material uncured violation of any applicable governmental regulation or ordinance. Each Fund has made representations and warranties as to (i) the amount of its outstanding indebtedness; (ii) its financial condition and liabilities; (iii) the existence of material contracts relating to its restaurant properties and (iv) the existence of pending or (to the Fund's knowledge) threatened litigation affecting that Fund. In addition, each Fund has represented and warranted that, to its knowledge, (i) it and/or its tenants have the necessary permits for the ownership and operation of its restaurant properties; (ii) there is no claim for a material delinquent tax obligation;
(iii) there are no material environmental violations or liabilities with respect to its restaurant properties; (iv) there are no pending or, to their knowledge, threatened material proceedings alleging environmental violations or liability with respect to its restaurant properties; (v) the improvements on its restaurant properties are in good condition in all material respects; and
(vi) there is no pending proceeding to levy special assessments against its restaurant properties. The representations and warranties in the Fund Merger Agreements will survive for 18 months following the Closing. APF is not entitled to assert claims against any Fund (or its restaurant properties) for a breach of any representations and warranties made by that Fund unless and until the estimated damages from such claims exceed 1% of the value (based on the assigned value of $10.00 per APF Share) of the APF Shares paid to the partners of that Fund.

   Expenses. APF will bear the transaction costs it incurs in connection with the Fund Acquisitions. The Funds that are acquired by APF will bear their transaction costs in the form of a reduction in the number of APF Shares they receive as consideration. The transaction costs incurred by the Funds that are not acquired by APF will be borne by those Funds and their General Partners.

Tax Consequences to APF of the Fund Acquisitions

   APF will not recognize a gain or loss as a result of the Fund Acquisitions. APF will have a holding period in the restaurant properties that it acquires from the Funds beginning on the date of the Closing of the Fund Acquisitions. The basis of the restaurant properties owned by the Funds that are acquired by APF will equal the fair market value of the APF Shares plus the cash and issue price of the Notes issued in the Fund Acquisitions, plus the amount of any liabilities of the Funds assumed by APF.

   The aggregate basis of APF's assets will be allocated among such assets in accordance with their relative fair market values as described in section 1060A of the Internal Revenue Code of 1986, as amended. As a result, APF's basis in each acquired restaurant property may differ from the Fund's basis therein, and the restaurant properties may be subject to different depreciable periods and methods as a result of the Fund Acquisitions. These factors could result in an overall change, following the Fund Acquisitions, in the depreciation deductions attributable to the restaurant properties acquired from the Funds following the Fund Acquisitions.

Accounting Treatment

   The Acquisitions will all be accounted for as purchases under generally accepted accounting principles or GAAP.

Regulatory Approvals

   No federal or state regulatory requirements must be completed with or approvals must be obtained in connection with the Acquisitions.

Listing of Shares; Public Offering

   APF intends to provide liquidity and a trading market for the APF Shares by listing the APF Shares for trading on the NYSE ("Listing"). APF will seek to have the shares begin trading on the NYSE concurrently with the consummation of the Fund Acquisitions. In an effort to obtain a greater following by the investment banking analyst community, concurrently with or shortly following the Fund Acquisitions and Listing, and assuming market conditions permit, APF intends to offer APF Shares to the public pursuant to an underwritten public offering. APF has not yet determined how many APF Shares will be offered for sale in the public offering or when the offering will commence.

                         SUMMARY FINANCIAL INFORMATION

Summary Unaudited Pro Forma Condensed Combined Financial Data

   The following tables set forth certain financial information for APF and the Funds on a historical basis (see page C-12 and C-14) and for APF, the CNL Restaurant Businesses and the Funds on a pro forma basis (see pages C-15 and C-
19), and should be read in conjunction with "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF APF," "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITIONS AND RESULTS OF OPERATIONS OF THE FUNDS" and the Financial Statements contained elsewhere in this Information Memorandum. The pro forma statement of earnings combines information from the historical consolidated statements of earnings of APF, the CNL Restaurant Businesses and the Funds giving effect to the Acquisitions as if they had occurred on January 1, 1997. The unaudited pro forma balance sheet combines information from the historical consolidated balance sheets of each giving effect to the Acquisitions as if APF had completed the Acquisitions on September 30, 1998.

   This information is provided for illustrative purposes only. It does not necessarily reflect what the results of operations or financial position of APF would have been if the Acquisitions had actually occurred on the dates indicated. This information also does not necessarily indicate what APF's future operating results or consolidated financial position will be. The information does not reflect certain additional costs associated with the Acquisitions which APF cannot presently estimate.

           SUMMARY SELECTED HISTORICAL, CONSOLIDATED FINANCIAL DATA

                      CNL AMERICAN PROPERTIES FUND, INC.
                               and subsidiaries

                              Nine months ended
                                September 30,                Year ended December 31,
                          --------------------------  ---------------------------------------
                              1998          1997          1997          1996         1995
                          ------------  ------------  ------------  ------------  -----------
                                 (unaudited)
Operating Data:
Revenues:
 Rental and earned
  income................  $ 22,947,199  $  9,636,626  $ 15,490,615  $  4,357,298  $   539,776
 Interest and other
  income................     6,117,911     2,615,824     3,967,318     1,849,386      119,355
                          ------------  ------------  ------------  ------------  -----------
 Total revenues.........    29,065,110    12,252,450    19,457,933     6,206,684      659,131
                          ------------  ------------  ------------  ------------  -----------
Expenses:
 General and
  administrative........     1,539,004       717,919     1,010,725       601,540      142,878
 Management and advisory
  fees..................     1,248,393       493,921       804,879       251,200       23,078
 State taxes............       397,569       173,604       251,358        56,184       20,189
 Depreciation and
  amortization..........     2,693,020     1,105,611     1,795,062       521,871      104,131
                          ------------  ------------  ------------  ------------  -----------
 Total expenses.........     5,877,986     2,491,055     3,862,024     1,430,795      290,276
                          ------------  ------------  ------------  ------------  -----------
Net earnings before
 equity in earnings of
 joint ventures/
 minority interests.....    23,187,124     9,761,395    15,595,909     4,775,889      368,855
                          ------------  ------------  ------------  ------------  -----------
Equity in earnings of
 joint ventures/minority
 interests..............       (23,271)      (23,586)      (31,453)      (29,927)         (76)
                          ------------  ------------  ------------  ------------  -----------
Net earnings............  $ 23,163,853  $  9,737,809  $ 15,564,456  $  4,745,962  $   368,779
                          ============  ============  ============  ============  ===========
Other Data:
Weighted average number
 of shares of common
 stock outstanding
 during period (1)......    47,633,909    20,368,867    23,423,868     8,071,670    1,898,350
Total properties owned
 at end of period (2)...           357           214           244            94           18
Funds from operations
 (3)....................  $ 26,408,569  $ 11,042,307  $ 17,732,888  $  5,355,464  $   471,670
Earnings per share......  $       0.49  $       0.48  $       0.66  $       0.59  $      0.19
Cash distributions
 declared per share of
 common stock(4)........  $       0.57  $       0.55  $       0.74  $       0.71  $      0.31

                                September 30,                     December 31,
                          --------------------------  ---------------------------------------
                              1998          1997          1997          1996         1995
                          ------------  ------------  ------------  ------------  -----------
Balance Sheet Data:
Real estate assets,
 net....................  $415,996,732  $209,593,964  $252,951,781  $ 75,448,118  $21,097,608
Mortgages/notes
 receivable.............  $ 33,523,506  $ 17,657,131  $ 31,170,054  $ 13,389,607  $       --
Accounts receivable,
 net....................  $    575,104  $    736,931  $    635,796  $    142,389  $   113,613
Investment in/due from
 joint ventures.........  $    631,374  $        --   $        --   $        --   $       --
Total assets............  $566,383,967  $288,151,045  $339,077,762  $134,825,048  $33,603,084
Total
 liabilities/minority
 interest...............  $ 14,478,585  $ 32,547,767  $ 17,439,661  $ 11,957,621  $ 1,622,436
Total stockholders'
 equity.................  $551,905,382  $255,603,278  $321,638,101  $122,867,427  $31,980,648

--------
(1) The weighted average number of APF Shares outstanding is based upon the period APF was operational.
(2) As of September 30, 1998, APF had acquired 357 restaurant properties for an aggregate purchase price of $379 million.
(3) Funds from operations ("FFO"), based on the revised definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT") and as used herein, means net earnings determined in accordance with generally accepted accounting principles or GAAP, excluding gains or losses from debt restructuring and sales of restaurant properties and gain on securitization, plus depreciation and amortization of real estate assets plus amortization of direct financing leases, and after adjustments for unconsolidated partnerships and joint ventures. (Net earnings determined in accordance with GAAP include the noncash effect of straight-lining rent increases throughout the lease term and/or rental payments during the construction of a restaurant property prior to the date it is placed in service. Straight-lining rent is a GAAP convention requiring real estate companies to report rental revenue based on the average rent per year over the life of the lease. During the nine months ended September 30, 1998 and

   1997, and the years ended December 31, 1997, 1996 and 1995, net earnings included $2,315,968, $1,259,180, $1,941,054, $517,067 and $39,142,
   respectively, of these amounts.) FFO was restated by APF for the nine months ended September 30, 1998 and 1997, and for the years ended December 31, 1997, 1996 and 1995 to add back the amortization of direct financing leases. FFO, on a historical basis, was developed by NAREIT as a relative measure of performance and liquidity of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP. However, FFO (i) does not represent cash generated from operating activities determined in accordance with GAAP (which, unlike FFO, generally reflects all cash effects of transactions and other events that enter into the determination of net earnings), (ii) is not necessarily indicative of cash flow available to fund cash needs and (iii) should not be considered as an alternative to net earnings determined in accordance with GAAP as an indication of APF's operating performance, or to cash flow from operating activities determined in accordance with GAAP as a measure of either liquidity or APF's ability to make distributions. Accordingly, APF believes that in order to facilitate a clear understanding of the consolidated historical operating results of APF, FFO should be considered in conjunction with APF's net earnings and cash flows as reported in the accompanying consolidated financial statements and notes thereto.
(4) Approximately 12%, 10%, 8%, 13% and 42% of cash distributions ($0.07, $0.06, $0.06, $0.09 and $0.13 per APF Share) for the nine months ended September 30, 1998 and 1997, and the years ended December 31, 1997, 1996 and 1995, respectively, represent a return of capital in accordance with GAAP. Cash distributions treated as a return of capital on a GAAP basis represent the amount of cash distributions in excess of accumulated net earnings on a GAAP basis.

         SUMMARY SELECTED COMBINED UNAUDITED HISTORICAL FINANCIAL DATA

                                CNL INCOME FUNDS

                              Nine months ended
                                September 30,                Year ended December 31,
                          --------------------------  ----------------------------------------
                              1998          1997          1997          1996          1995
                          ------------  ------------  ------------  ------------  ------------
Operating Data
Revenues:
 Rental and earned
  income................  $ 35,891,418  $ 37,959,609  $ 51,340,020  $ 50,949,983  $ 48,448,434
 Interest and other
  income................     1,528,771     1,350,822     1,815,714     1,608,501     1,207,475
                          ------------  ------------  ------------  ------------  ------------
 Total revenues.........    37,420,189    39,310,431    53,155,734    52,558,484    49,655,909
                          ------------  ------------  ------------  ------------  ------------
Expenses:
 General and
  administrative........     3,037,610     2,560,951     3,691,750     3,253,683     3,056,180
 Management and advisory
  fees..................       210,414       195,992       263,766       236,823       210,908
 State taxes............       248,468       229,361       234,022       187,257       211,391
 Depreciation and
  amortization..........     4,646,985     4,538,047     6,066,059     5,856,467     5,554,902
                          ------------  ------------  ------------  ------------  ------------
 Total expenses.........     8,143,477     7,524,351    10,255,597     9,534,230     9,033,381
                          ------------  ------------  ------------  ------------  ------------
Net earnings before
 equity in earnings of
 joint ventures/minority
 interests, gain on sale
 of properties,
 provision for loss on
 land and building and
 other income
 (expenses).............    29,276,712    31,786,080    42,900,137    43,024,254    40,622,528
Equity in earnings of
 joint ventures/minority
 interests..............     2,507,758     2,813,159     3,678,871     2,969,010     2,566,728
Gain on sale of
 properties.............     2,239,278     2,932,959     4,224,500       524,722        10,822
Provision for loss on
 land and building......      (577,405)     (224,347)     (665,574)     (316,548)     (207,844)
Other income
 (expenses).............       (45,150)          --        214,000           --            --
                          ------------  ------------  ------------  ------------  ------------
Net earnings............  $ 33,401,193  $ 37,307,851  $ 50,351,934  $ 46,201,438  $ 42,992,234
                          ============  ============  ============  ============  ============
Other Data:
Total properties owned
 at end of period.......           621           684           689           671           639
Funds from operations
 (1)....................  $ 36,908,784  $ 39,899,403  $ 53,497,919  $ 52,625,612  $ 49,460,708
Total cash distributions
 declared (2)...........  $ 45,063,628  $ 38,536,152  $ 52,492,839  $ 49,760,239  $ 46,856,173
Cash distributions
 declared per $10,000
 Investment.............  $        733  $        643  $        871  $        864  $        854

                                September 30,                      December 31,
                          --------------------------  ----------------------------------------
                              1998          1997          1997          1996          1995
                          ------------  ------------  ------------  ------------  ------------
Balance Sheet Data:
Real estate assets,
 net....................  $423,023,449  $435,340,114  $439,470,490  $428,986,658  $416,148,000
Mortgages/notes
 receivable.............  $  4,836,808  $  5,609,876  $  5,586,571  $  4,894,615  $  2,627,418
Accounts receivable,
 net....................  $    314,049  $  1,211,720  $  1,337,121  $  1,706,649  $  1,478,015
Investment in/due from
 joint ventures.........  $ 50,429,925  $ 37,138,957  $ 42,936,915  $ 32,895,042  $ 29,432,410
Total assets............  $523,441,709  $532,048,369  $537,140,278  $514,640,301  $486,778,595
Total
 liabilities/minority
 interest...............  $ 17,203,055  $ 19,427,828  $ 19,186,549  $ 18,782,159  $ 16,318,644
Total equity............  $506,238,654  $512,620,541  $517,953,729  $495,858,142  $470,459,951

--------
(1) For a definition of "funds from operations," see footnote 3 on page C-12.
(2) Cash distributions for the year ended December 31, 1997 include additional amounts earned in 1997, but declared payable in the first quarter of 1998. Cash distributions for the nine months ended September 30, 1998 include special distributions of net sales proceeds received from the sale of properties.

     SUMMARY SELECTED UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA

        APF, FUNDS, ADVISOR AND CNL RESTAURANT FINANCIAL SERVICES GROUP
                      Nine Months Ended September 30, 1998

                                           Historical
                       ----------------------------------------------------
                                                                   CNL
                                                                Restaurant
                                                                Financial
                                                                 Services       Combined
                           APF          Funds        Advisor      Group        Historical
                       ------------  ------------  ----------- ------------  --------------
Operating Data
Revenues:
 Rental and
  earned income..      $ 22,947,199  $ 35,891,418  $       --  $        --   $   58,838,617
 Management
  fees...........               --            --    21,405,127    5,122,366      26,527,493
 Interest and
  other income...         6,117,911     1,528,771          751   18,463,647      26,111,080
                       ------------  ------------  ----------- ------------  --------------
 Total revenue...        29,065,110    37,420,189   21,405,878   23,586,013     111,477,190
Expenses:
 General and
  administrative..        1,539,004     3,037,610    6,701,115    6,704,482      17,982,211
 Advisory fees...         1,248,393       210,414          --     1,026,231       2,485,038
 State taxes.....           397,569       248,468       15,226      220,180         881,443
 Depreciation and
  amortization...         2,693,020     4,646,985      131,539    1,000,493       8,472,037
 Interest
  expense........               --            --       105,668   14,234,533      14,340,201
 Paid to
  affiliates.....               --            --       256,456    1,569,202       1,825,658
                       ------------  ------------  ----------- ------------  --------------
 Total expenses..         5,877,986     8,143,477    7,210,004   24,755,121      45,986,588
                       ------------  ------------  ----------- ------------  --------------
Net earnings
 (loss) before
 income taxes....        23,187,124    29,276,712   14,195,874   (1,169,108)     65,490,602
Equity in
 earnings of
 joint
 ventures/minority
 interests.......           (23,271)    2,507,758          --        12,452       2,496,939
Gain (loss) on
 sales of
 properties......               --      2,239,278          --           --        2,239,278
Provision for
 loss on
 properties......               --       (577,405)         --           --         (577,405)
Lease Termination
 income (loss)...               --        (45,150)         --           --          (45,150)
Gain on
 securitization..               --            --           --     3,018,268       3,018,268
Provision for
 federal income
 taxes...........               --            --     5,607,415      708,666       6,316,081
                       ------------  ------------  ----------- ------------  --------------
Net earnings.....      $ 23,163,853  $ 33,401,193  $ 8,588,459 $  1,152,946  $   66,306,451
                       ============  ============  =========== ============  ==============
Other Data:
Weighted average
 number of shares
 of common stock
 outstanding
 during period...        47,633,909           N/A          N/A          N/A             N/A
Total properties
 owned at end of
 period..........               357           621          N/A          N/A             N/A
Funds from
 operations (*)..      $ 26,408,569  $ 36,908,784          N/A          N/A             N/A
Total cash
 distributions
 declared (**)...      $ 26,460,446  $ 45,063,628          N/A          N/A             N/A
Cash
 distributions
 declared per
 $10,000
 investment......      $        572  $        733          N/A          N/A             N/A
                                           Historical                           Combined
                                       September 30, 1998                      Historical
                       ----------------------------------------------------  --------------
Balance Sheet
 Data
Real estate
 assets, net.....      $407,663,180  $423,023,449  $       --  $        --   $  830,686,629
Mortgages/notes
 receivable......      $ 33,523,506  $  4,836,808  $       --  $173,776,981  $  212,137,295
Accounts
 receivable,
 net.............      $    575,104  $    314,049  $ 7,544,985 $  7,342,103  $   15,776,241
Investment in/due
 from joint
 ventures........      $    631,374  $ 50,429,925          --           --   $   51,061,299
Total assets.....      $566,383,967  $523,441,709  $ 8,429,809 $197,528,789  $1,295,784,274
Total
 liabilities/minority
 interest........      $ 14,478,585  $ 17,203,055  $ 5,049,152 $185,998,045  $  222,728,837
Total equity.....      $551,905,382  $506,238,654  $ 3,380,657 $ 11,530,744  $1,073,055,437
                                Pro Forma
                       -----------------------------------------
                        Pro Forma              Combined Pro
                       Adjustments                Forma
                       ---------------------- ------------------
Operating Data
Revenues:
 Rental and
  earned income..      $ 10,584,064 (a)(b)       $69,422,681
 Management
  fees...........       (24,796,800)(c)(d)         1,730,693
 Interest and
  other income...         1,526,547 (e)           27,637,627
                       ---------------------- ------------------
 Total revenue...       (12,686,189)              98,791,001
Expenses:
 General and
  administrative..       (3,628,474)(f)(g)(h)     14,353,737
 Advisory fees...        (2,485,038)(i)                  --
 State taxes.....           601,369 (j)            1,482,812
 Depreciation and
  amortization...         4,358,736 (k)(l)        12,830,773
 Interest
  expense........           (68,670)(m)           14,271,531
 Paid to
  affiliates.....        (1,825,658)(n)                  --
                       ---------------------- ------------------
 Total expenses..        (3,047,735)              42,938,853
                       ---------------------- ------------------
Net earnings
 (loss) before
 income taxes....        (9,638,454)              55,852,148
Equity in
 earnings of
 joint
 ventures/minority
 interests.......               --                 2,496,939
Gain (loss) on
 sales of
 properties......               --                 2,239,278
Provision for
 loss on
 properties......               --                  (577,405)
Lease Termination
 income (loss)...               --                   (45,150)
Gain on
 securitization..               --                 3,018,268
Provision for
 federal income
 taxes...........        (6,316,081)(o)                  --
                       ---------------------- ------------------
Net earnings.....      $ (3,322,373)             $62,984,078
                       ====================== ==================
Other Data:
Weighted average
 number of shares
 of common stock
 outstanding
 during period...               --               130,673,371 (p)
Total properties
 owned at end of
 period..........               --                       978
Funds from
 operations (*)..               --               $72,211,884
Total cash
 distributions
 declared (**)...               --                72,211,884
Cash
 distributions
 declared per
 $10,000
 investment......               --                       553
                                Pro forma
                           September 30, 1998
                       -----------------------------------------
Balance Sheet
 Data
Real estate
 assets, net.....       143,027,768 (q)(r)    $  973,714,397
Mortgages/notes
 receivable......           849,195 (q)       $  212,986,490
Accounts
 receivable,
 net.............        (8,795,102)(s)       $    6,981,139
Investment in/due
 from joint
 ventures........        13,158,851 (q)       $   64,220,150
Total assets.....       122,165,505           $1,417,949,779
Total
 liabilities/minority
 interest........       (11,954,756)(q)(s)(t) $  210,774,081
Total equity.....       134,120,261 (q)(t)    $1,207,175,698

-------
(*) For the definition of "funds from operations," see footnote 3 on page C-12. (**) Cash distributions for the year ended December 31, 1997 include additional amounts earned in 1997, but declared payable in the first quarter of 1998. Cash distributions for the nine months ended September 30, 1998 include special distributions of net sales proceeds recieved from the sale of properties.

  (a) Represents rental and earned income as if 1) properties that had been previously constructed and acquired from January 1, 1998 through November 30, 1998 had been acquired and leased on January 1, 1997 and
      2) properties that were developed by APF from January 1, 1998 through November 30, 1998 had been placed in service on May 1, 1997 (assumes a four month development period.)

       Rental and earned income on Property Transaction by APF.....  $9,635,208
       Rental and earned income on Property Transactions by CNL In-
        come Fund XVIII, Ltd. .....................................     112,185
                                                                     ----------
                                                                     $9,747,393
                                                                     ==========

  (b) Represents $836,671 in accrued rental income resulting from the straight-lining of scheduled rent increases throughout the lease terms for the leases acquired from the Funds as if the leases had been acquired on January 1, 1997.

  (c) Represents the elimination of fees between APF, the Advisor, the CNL Restaurant Financial Services Group and the Funds:

       Origination fees.......................................... $ (1,569,202)
       Secured equipment lease fee...............................      (44,424)
       Advisory fees.............................................   (1,932,795)
       Reimbursement of administrative costs.....................     (627,662)
       Acquisition fees..........................................  (15,757,119)
       Underwriting fees.........................................     (254,945)
       Administrative fees.......................................     (148,493)
       Executive fee.............................................     (310,000)
       Guarantee fees............................................      (93,750)
       Servicing fee.............................................   (1,014,117)
       Development fees..........................................     (166,876)
       Consulting fee............................................       (1,511)
                                                                  ------------
         Total................................................... $(21,920,894)
                                                                  ============

  (d) Represents the deferral of $2,875,906 in origination fees collected by CNL Restaurant Financial Services Group that should be amortized over the term of the loans originated (20 years) in accordance with the Statement of Financial Accounting Standards #91 "Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases."

  (e) Represents interest income of $1,318,870 earned from Other Investments acquired and mortgage notes issued from January 1, 1998 through November 30, 1998 as if this had occurred on January 1, 1997 and the amortization of $207,677 of deferred origination fees collected during the year ended December 31, 1997 and during the nine months ended September 30, 1998, which were capitalized and deferred in (d) above as if they had been collected on January 1, 1997. These deferred fees are being amortized and recorded as interest income.

  (f) Represents the elimination of intercompany expenses paid between APF, the Advisor, the CNL Restaurant Financial Services Group and the Funds.

       Reimbursement of administrative costs...................... $  (627,662)
       Servicing fee..............................................  (1,014,117)
                                                                   -----------
                                                                   $(1,641,779)
                                                                   ===========

  (g) Represents capitalization of incremental costs associated with the acquisition, development and leasing of properties acquired during the period as if 1) costs relating to properties developed by APF were subject to capitalization during the entire period and 2) costs relating to properties not developed by APF were subject to capitalization up through the time that EITF 97-11 became effective.

       General and administrative costs........................... $(1,415,100)

  (h) Represents savings of $571,595 in professional services and administrative expenses resulting from reporting on one combined company versus 22 separate entities.

  (i) Represents the elimination of fees between APF, the Advisor, the CNL Restaurant Financial Services Group and the Funds:

       Advisory fees............................................... $(1,932,795)
       Administrative fees.........................................    (148,493)
       Executive fee...............................................    (310,000)
       Guarantee fees..............................................     (93,750)
                                                                    -----------
                                                                    $(2,485,038)
                                                                    ===========

  (j) Represents additional state taxes of $601,369 resulting from assuming that acquisitions from January 1, 1998 through November 30, 1998 had been acquired on January 1, 1997 and assuming that the Funds had operated under a REIT structure.

  (k) Represents an increase in depreciation of the building portion of the properties acquired from January 1, 1998 through November 30, 1998 as if they had been acquired on January 1, 1997 and the step up in basis referred to in footnote (q) from acquiring the Fund portfolios using the straight-line method over the estimated useful lives of generally 30 years.

       Depreciation expense.......................................... $2,870,103

  (l) Represents the amortization of the goodwill on the acquisition of the CNL Restaurant Financial Services Group referred to in footnote 2 to the Unaudited Pro Forma Financial Statements attached to this Information Memorandum.

       Amortization of goodwill..................................... $1,488,633

  (m) Represents elimination of interest expense recorded for the amortization of $350,000 in arrangement fees collected during the year ended December 31, 1997 which were eliminated in note (d) on page C-20.

       Interest expense............................................... $(68,670)

  (n) Represents the elimination of fees paid to affiliates for fees incurred between APF, the Advisor, the CNL Restaurant Financial Services Group and the Funds:

       Origination fees............................................ $(1,569,202)
       Underwriting fees...........................................    (254,945)
       Consulting fee..............................................      (1,511)
                                                                    -----------
                                                                    $(1,825,658)
                                                                    ===========

  (o) Represents the elimination of $6,316,081 in the provision for income taxes as a result of the acquisition. APF expects to continue to qualify as a REIT and does not expect to incur federal income taxes.

  (p) APF Shares issued during the period required to fund acquisitions as if they had been acquired on January 1, 1997 were assumed to have been issued and outstanding as of January 1, 1998. For purposes of the pro forma financial statements, it is assumed that the stockholders approved the proposal to adopt the Restated Articles and thus to increase the number of authorized APF Shares.

  (q) Represents the payment of $7,175,000 in cash and the issuance of 72,582,500 APF Shares in consideration for the purchase of the Advisor, CNL Restaurant Financial Services Group and the Funds at September 30, 1998 based on a price of $10.00 per APF Share plus estimated transaction costs. The acquisitions of the CNL Restaurant Financial Services Group and the Funds have been accounted for under the purchase accounting method and goodwill was recognized to the extent that the estimated value of the consideration paid exceeded the fair value of the net tangible assets acquired. As for the acquisition of the Advisor from a related party, the consideration paid in excess of the fair value of the net tangible assets received has been accounted for as costs incurred in acquiring the Advisor from a related party because the Advisor has not been deemed to qualify as a "business" for purposes of applying APB Opinion No. 16 "Business Combinations." Upon consummation of the Acquisitions, this expense will be recorded as an operating expense on APF's statement of earnings. APF will not deduct this expense for purposes of calculating funds from operations due to the nonrecurring and non-cash nature of the expense. As of September 30, 1998, $249,403 of transaction costs had been incurred by APF.

       Advisor.................................................... $ 76,000,000
       CNL Restaurant Financial Services Group....................   47,000,000
       Funds......................................................  610,000,000
                                                                   ------------
         Total Purchase Price (cash and shares)...................  733,000,000
       Less cash paid to Funds....................................   (7,175,000)
                                                                   ------------
         Share consideration......................................  725,825,000
       APF transaction costs......................................    8,933,000
                                                                   ------------
         Total costs ............................................. $734,758,000
                                                                   ============

    In addition, APF i) used $8,933,000 in cash to pay the transaction costs related to the Acquisitions, ii) made an upward adjustment to the Funds carrying value of land and building on operating leases by $92,857,763, net investment in direct financing leases by $24,117,264, investment in joint venture by $13,158,851; and made downward adjustments to the carrying value of accrued rental income of $18,089,015; made downward adjustments to other assets of $4,673,130; and made downward adjustments to deferred income of $168,790 to adjust historical values to fair value, iii) recorded goodwill of $39,696,874 for the acquisition of the CNL Restaurant Financial Services Group,
    iv) reduced retained earnings by $73,545,548 for the excess consideration paid over the net assets of the Advisor and removed the historical common stock balance of $12,000, additional paid in capital balance of $9,602,287, retained earnings balance of $5,297,114, and partners' capital balance of $506,238,654 of the Advisor, the CNL Restaurant Financial Services Group and the Funds.

  (r) Represents the use of $26,901,936 in cash and cash equivalents at September 30, 1998 to acquire $26,052,741 in properties and issue $849,195 in mortgage notes which occurred from October 1, 1998 through November 30, 1998.

  (s) Represents the elimination by the Funds of $945,723 in related party payables recorded as receivables by the Advisor, the elimination by the CNL Restaurant Financial Services Group of $6,641,379 in related party payables recorded as receivables by CNL Restaurant Financial Services Group and the elimination by APF of $1,208,000 in related party payables recorded as receivables by the Advisor.

  (t) Represents the elimination of income taxes payable of $2,990,864 from liabilities assumed in the acquisition of the CNL Restaurant Businesses since the merger agreement for the acquisition of each of the Advisor and the CNL Restaurant Financial Services Group requires that the Advisor and CNL Restaurant Financial Services Group have no accumulated or current earnings and profits for federal income tax purposes at the time of their acquisition.

     SUMMARY SELECTED UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA

        APF, FUNDS, ADVISOR AND CNL RESTAURANT FINANCIAL SERVICES GROUP
                          Year ended December 31, 1997

                                           Historical                                          Pro Forma
                         ------------------------------------------------               ---------------------------------
                                                                  CNL
                                                              Restaurant
                                                               Financial    Combined
                                                               Services    Historical    Pro Forma             Combined
                             APF         Funds      Advisor      Group      Subtotal    Adjustments            Pro Forma
                         -----------  -----------  ---------- -----------  -----------  -----------           -----------
Operating Data
Revenues:
 Rental and earned
  income...............  $15,490,615  $51,340,020  $      --  $       --   $66,830,635  $26,343,180 (a)(b)     93,173,815
 Management fees.......          --           --    8,310,836   6,038,814   14,349,650  (12,749,188)(c)(d)      1,600,462
 Interest and other
  income...............    3,967,318    1,815,714     165,569  10,932,843   16,881,444      249,395 (e)        17,130,839
                         -----------  -----------  ---------- -----------  -----------  -----------           -----------
 Total revenue.........   19,457,933   53,155,734   8,476,405  16,971,657   98,061,729   13,843,387           111,905,116

Expenses:
 General and
  administrative.......    1,010,725    3,691,750   4,266,169   2,718,752   11,687,396   (3,372,243)(f)(g)(h)   8,315,153
 Advisory fees.........      804,879      263,766         --    1,802,532    2,871,177   (2,871,177)(i)               --
 State taxes...........      251,358      234,022      12,084       2,894      500,358      110,893 (j)           611,251
 Depreciation and
  amortization.........    1,795,062    6,066,059      66,583     992,538    8,920,242    7,094,549 (k)(l)     16,014,791
 Interest expense......          --           --      162,153   8,503,315    8,665,468      (81,594)(m)         8,583,874
 Paid to affiliates....          --           --      151,041     594,041      745,082     (745,082)(n)               --
                         -----------  -----------  ---------- -----------  -----------  -----------           -----------
 Total expenses........    3,862,024   10,255,597   4,658,030  14,614,072   33,389,723      135,346            33,525,069
                         -----------  -----------  ---------- -----------  -----------  -----------           -----------
Net earnings before
 income taxes..........   15,595,909   42,900,137   3,818,375   2,357,585   64,672,006   13,708,041            78,380,047
Equity in earnings of
 joint
 ventures/minority
 interests.............      (31,453)   3,678,871         --     (126,627)   3,520,791          --              3,520,791
Gain on sales of
 properties............          --     4,224,500         --          --     4,224,500          --              4,224,500
Provision for loss on
 properties............          --      (665,574)        --          --      (665,574)         --               (665,574)
Other Income...........          --       214,000         --          --       214,000          --                214,000
Gain on
 securitization........                                   --          --           --           --                    --
Provision for federal
 income taxes..........          --           --    1,508,258     954,348    2,462,606   (2,462,606)(o)               --
                         -----------  -----------  ---------- -----------  -----------  -----------           -----------
 Net earnings..........  $15,564,456  $50,351,934  $2,310,117 $ 1,276,610  $69,503,117   16,170,647            85,673,764
                         ===========  ===========  ========== ===========  ===========  ===========           ===========
Other Data
Weighted average number
 of shares of common
 stock outstanding
 during period.........   23,423,868          N/A         N/A         N/A          N/A          N/A           131,446,067(p)
Total properties owned
 at end of period......          244          689         N/A         N/A          N/A          N/A                   933
Funds from operations
 (*)...................  $17,732,888  $53,497,919         N/A         N/A          N/A          N/A            96,053,362
Total cash
 distributions
 declared(**)..........  $16,854,297  $52,492,839         N/A         N/A          N/A                         96,053,362
Cash Distributions
 declared per $10,000
 investment............  $       745  $       871         N/A         N/A          N/A                                731

-------
(*) For the definition of "funds from operations," see footnote 3 on page C-12. (**) Cash distributions for the year ended December 31, 1997 include additional amounts earned in 1997, but declared payable in the first quarter of 1998.

(a) Represents rental and earned income as if 1) properties that had been previously constructed and acquired from January 1, 1998 through November 30, 1998 had been acquired and leased on January 1, 1997 and 2) properties that were developed by APF from January 1, 1997 through November 30, 1998 had been placed in service on May 1, 1997 (assumes a four month development period).

       Rental and earned income on Property Transactions by
        APF................................................. $24,048,982
       Rental and earned income on Property Transactions by
        CNL Income Fund XVIII, Ltd. ........................   1,232,511
                                                             -----------
                                                             $25,281,493
                                                             ===========

(b) Represents $1,061,687 in accrued rental income resulting from the recalculation of the straight-lining of scheduled rent increases throughout the lease terms for the leases acquired from the Funds as if the leases had been acquired on January 1, 1997.

(c) Represents the elimination of fees between APF, the Advisor, the CNL Restaurant Financial Services Group and the Funds:

       Origination fees.......................................... $   (594,041)
       Secured equipment lease fee...............................     (375,219)
       Advisory fees.............................................   (2,039,446)
       Reimbursement of administrative costs.....................     (439,377)
       Acquisition fees..........................................   (4,337,634)
       Underwriting fees.........................................     (151,041)
       Administrative fees.......................................     (269,231)
       Executive fee.............................................     (250,000)
       Guarantee fees............................................     (312,500)
       Arrangement fees..........................................     (350,000)
       Servicing fee.............................................     (598,988)
       Development fees..........................................     (369,570)
                                                                  ------------
         Total................................................... $(10,087,047)
                                                                  ============

(d) Represents the deferral of $2,662,141 in origination fees collected by CNL Restaurant Financial Services Group that should be amortized over the term of the loans originated (20 years) in accordance with the Statement of Financial Accounting Standards #91, "Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases."

(e) Represents (i) the elimination of interest income of $1,931,331 earned during the year ended December 31, 1997 assuming all monies raised during 1997 and all cash held on January 1, 1997 was used to effect the Acquisitions on January 1, 1997, (ii) interest income of $2,047,619 earned from Other Investments acquired and mortgage notes issued from January 1, 1998 through November 30, 1998 as if this had occurred on January 1, 1997 and (iii) recognition of $133,107 of origination fees collected during the year ended December 31, 1997 which were deferred in (d) and are being amortized and recorded as interest income.

(f) Represents the elimination of intercompany expenses paid between APF, the Advisor, the CNL Restaurant Financial Services Group and the Funds.

       Reimbursement of administrative costs...................... $  (439,377)
       Servicing fee..............................................    (598,988)
                                                                   -----------
                                                                   $(1,038,365)
                                                                   ===========

(g) Represents capitalization of incremental costs associated with the acquisition, development and leasing of properties acquired during the period as if 1) costs relating to properties developed by APF were subject to capitalization during the entire period and 2) costs relating to properties not developed by APF were subject to capitalization up through the time that EITF 97-11 became effective.

       General and administrative costs........................... $(1,619,238)

(h) Represents savings of $714,640 in professional services and administrative expenses resulting from reporting on one combined entity versus 22 separate entities.

(i) Represents the elimination of fees between APF, the Advisor, the CNL Restaurant Financial Services Group and the Funds:

       Advisory fees............................................... $(2,039,446)
       Administrative fees.........................................    (269,231)
       Executive fee...............................................    (250,000)
       Guarantee fees..............................................    (312,500)
                                                                    -----------
                                                                    $(2,871,177)
                                                                    ===========

(j) Represents additional state taxes of $110,893 resulting from assuming that acquisitions from January 1, 1997 through November 30, 1998 had been acquired on January 1, 1997 and assuming that the Funds had operated under a REIT structure.

(k) Represents increase in depreciation of the building portion of the properties acquired from January 1, 1997 through November 30, 1998 as if they had been acquired on January 1, 1997 and the step up in basis referred to in footnote (2) to the Notes to the Pro Forma Financial Statements attached to this Information Memorandum from acquiring the Funds' portfolios using the straight-line method over the estimated useful lives of generally 30 years.

       Depreciation expense.......................................... $5,109,705

(l) Represents the amortization of the goodwill on the acquisition of the CNL Restaurant Financial Services Group referred to in footnote (2) of the Notes to the Pro Forma Financial Statements attached to this Information Memorandum.

       Amortization of goodwill..................................... $1,984,844

(m) Represents elimination of yearly amortization of arrangement fees of $350,000 capitalized as deferred costs and amortized as interest expense and the capitalization of interest expense during the period that properties were under development.

       Amortization of arrangement fees.............................. $(24,144)
       Capitalization of interest during development period..........  (57,450)
                                                                      --------
                                                                      $(81,594)
                                                                      ========

(n) Represents the elimination of fees paid to affiliates for fees incurred between APF, the Advisor, the CNL Restaurant Financial Services Group and the Funds:

       Origination fees.............................................. $(594,041)
       Underwriting fees.............................................  (151,041)
                                                                      ---------
                                                                      $(745,082)
                                                                      =========

(o) Represents the elimination of $2,462,606 in the provision for income taxes as a result of the CNL Restaurant Business Acquisitions. APF expects to continue to qualify as a REIT and does not expect to incur federal income taxes.

(p) APF Shares issued during the period were assumed to have been issued and outstanding as of January 1, 1997. For purposes of the pro forma financial statement, it is assumed that the stockholders approved the proposal to adopt the Restated Articles and thus to increase the number of authorized APF Shares.

                 BACKGROUND OF AND REASONS FOR THE ACQUISITIONS

General

   The Board believes that transforming APF into a full-service REIT by acquiring the CNL Restaurant Businesses and significantly increasing APF's size by acquiring the Funds will enhance APF stockholder value. APF believes that the Acquisitions will achieve three important strategic objectives for APF. First, the Board believes that APF's ability to provide full-service restaurant property services will give it a competitive advantage over other REITs that typically provide a more limited array of services to their prospective restaurant owners and operators. Second, the Board believes that the acquisition of internal restaurant property service capabilities (including management, acquisition, development and expanded financing capabilities) will improve APF's performance through increased control over functions that are important to the growth of its business. Third, the Board believes that the Acquisitions will facilitate Listing and may increase the value of the APF Shares following Listing. The reasons for the Acquisitions are described in greater detail below.

   APF believes that the Acquisitions will permit it to achieve its strategic goal of becoming a leading provider of financial, development, advisory and other real estate services to operators of national restaurant chains. The Acquisitions should enable APF, unlike a number of its competitors, to position itself in the restaurant industry as a provider of a complete range of restaurant financing options and development services. APF believes that its ability to offer complete "turn-key," build-to-suit development services, from site selection to construction management, together with its ability to provide its clients with multiple financing options such as triple-net leasing, mortgage loans and secured equipment financing, will make it a preferred provider for all the real estate related business needs of operators of national and regional restaurant chains. Relying on APF's senior management team, which has an average of more than 17 years of experience in the real estate and financial services industries, will permit a restaurant chain or restaurant chain operator to focus on its core business objectives of operating its restaurant business while avoiding the distractions associated with the acquisition, construction, development and financing of additional restaurant properties. During their years in the real estate and financial services industries, APF's experienced management team has cultivated long-standing relationships with national restaurant chains, such as Applebee's, Arby's, Bennigan's(R), Black-eyed Pea, Burger King(R), Chevy's Fresh Mex, Darryl's, Denny's, Golden Corral, Ground Round, Houlihan's, Jack in the Box, Pizza Hut, Shoney's, Steak and Ale(R) Restaurant, T.G.I. Friday's and Wendy's, and with operators of national and regional restaurant chains, such as S&A Restaurant Corp., Foodmaker, Inc., Golden Corral Corporation, IHOP and DenAmerica Corp.

Reasons for Acquiring the CNL Restaurant Businesses

   Cost-Efficiency of Acquiring Advisory and Development
Capabilities. Historically, APF has not had a large enough asset base to provide the economies of scale needed to support efficiently the extensive general and administrative expenses of an in-house management, development and financing team. As APF's asset and revenue base has grown in recent years, however, the amount of advisory and development fees paid to the Advisor has approached the level of costs which APF believes it would incur were those capabilities brought in-house. APF believes that the advisory and development fees it would pay if the CNL Restaurant Business Acquisitions were not consummated would be likely to exceed the incremental operating costs of becoming internally advised. Accordingly, APF believes that it will experience long-term cost savings as a result of the CNL Restaurant Business Acquisitions.

   Market Leadership in the Provision of Restaurant Property Services. As discussed above, APF believes that the Acquisitions will permit it to become a leading provider of financial, development and other real estate services to operators of national and regional restaurant chains. APF believes that the CNL Restaurant Business Acquisitions should position APF in the restaurant industry as a provider of a complete range of restaurant financing options and development services. APF believes that its ability to offer complete restaurant development services, including site selection, construction management and build-to-suit development, together with its ability to provide its clients with financing options, such as triple-net leasing, mortgage loans and secured equipment financing, will make it a preferred provider for all the real estate related business needs of restaurant chains and restaurant chain operators. APF believes that restaurant chain operators will find the broad range of services offered by APF to be highly attractive, because it will permit them to focus on the operation of their restaurant businesses while avoiding the distractions associated with the acquisition, construction, development and financing of additional restaurant properties.

   Enhanced Public Market Valuation of Assets. APF believes that the public market valuations of the equity securities of many publicly-traded real estate companies, including REITs that focus on the restaurant industry, are based in part on the growth potential of such companies and have historically exceeded the net book values of their real estate assets. In addition, APF believes that the marketplace continues to value internally-advised REITs more favorably than externally-advised REITs. Of the REITs that are traded on the NYSE and have equity market capitalizations of more than $1 billion, approximately 92% are self-advised. APF believes that investors and analysts view an internally-advised structure more favorably and that, consequently, internally-advised REITs, as compared to externally-advised REITs, have commanded a premium in the marketplace based on traditional financial measures such as the multiple of stock price to funds from operations per share. This, in turn, may provide such REITs with a competitive advantage in financing their investment portfolios. Although it is not possible to quantify the existence of such premium or the benefit obtained thereby, APF believes that the Acquisitions and subsequent Listing will permit APF stockholders to dispose of their APF Shares on more favorable terms than are currently available and will permit APF itself to raise capital on more advantageous terms.

   Expansion of Financing Options for APF's Customers. APF's historic approach has been to invest in restaurant properties to be leased to restaurant chains on a long-term, triple-net basis. APF believes that many restaurant chains find such leasing to be an attractive method by which to finance the acquisition of additional restaurants. APF recognizes, however, that restaurant chains may also find mortgage loans to be an attractive source of financing depending on, among other things, the relative costs of triple-net leasing as compared to long-term mortgage financing. APF has historically provided mortgage loan financing on a limited basis. The acquisition of the CNL Restaurant Financial Service Group would significantly expand APF's ability to offer mortgage loan financing to restaurant chains.

   The acquisition of the CNL Restaurant Financial Services Group also will permit APF to offer a full range of financing options to restaurant property owners and operators, which it believes will increase the pool of available customers for APF's products and will enable APF to compete more effectively with other restaurant chain finance companies. In addition, APF will be more competitive within its existing group of targeted customers because of its ability to offer the most appropriate financial product to a particular tenant.

   Acquisition of Mortgage Loan Securitization Capabilities. The acquisition of the CNL Restaurant Financial Service Group also will provide APF with the ability to securitize the mortgage loans it originates, as described above in "DESCRIPTION OF THE ACQUISITIONS -- Acquisition of the CNL Restaurant Financial Services Group." APF believes that the expansion of its financing capabilities to include the CNL Restaurant Financial Services Group's securitization capabilities will enable APF to access more financing opportunities and, ultimately, to increase cash available for distributions to the APF stockholders. APF believes that securitization transactions may permit it to obtain additional capital with greater ease and at a lower cost at times when market conditions are not suitable for raising funds on economically attractive terms through the issuance of equity or debt securities.

   Future Development and Mortgage Loan Opportunities. As a result of APF's acquisition of the CNL Restaurant Businesses, APF will acquire restaurant property development capabilities and expand its mortgage origination, securitization and servicing capabilities. The acquisition of those capabilities will provide APF with an additional pool of operators of national and regional restaurant chains to which it can offer triple-net lease and mortgage loan financing. The CNL Restaurant Businesses' current financing commitments with operators of national and regional restaurant chains either through triple-net lease financing or mortgage loan financing are $333 million. APF will be in the position to capitalize on these mortgage commitments and the corresponding potential to grow the restaurant development and mortgage financing businesses in the future. In addition, APF believes that the Advisor's relationship with CNL Advisory Services, Inc. ("CAS") will enhance APF's financing business. CAS provides merger, acquisition, divestiture and strategic planning services to operators of national and regional restaurant chains which desire to grow or streamline their business operations. For the nine months ended September 30, 1998, CAS negotiated the acquisition of 24 restaurant properties having an aggregate purchase price of in excess of $37.6 million. CAS has granted to the Advisor a right of first refusal to provide triple-net lease or mortgage loan financing to CAS' clients. APF believes this relationship will provide APF with an additional pipeline of potential customers to which it can target its financial products. See "APF's BUSINESS -- Strategic Alliance with CNL Advisory Services, Inc." for more information regarding APF's strategic alliance with CAS.

   Greater Reduction of Conflicts of Interest. Following the acquisition of the Advisor, APF will be operated as an internally-advised REIT with management employed by APF, thereby eliminating the Advisor Fees, reducing various conflict of interests and more closely aligning the interests of stockholders and management. The persons engaged to manage APF will be directly accountable to APF. They will not be employees of a separate management company or investment adviser whose activities could be determined by objectives and goals inconsistent with APF's financial objectives. Management will owe its duty of loyalty only to APF. The incorporation of all aspects of the management into APF assures a commitment to hands-on management. By contrast, externally-advised REITs may have no such commitment from a management team to focus exclusively on their portfolios.

   In order to further reduce conflicts of interest, as part of the CNL Restaurant Business Acquisitions, Mr. Seneff and certain of his affiliates, Mr. Bourne and certain other executive officers of the Advisor have agreed that, for a period of three years following the consummation of such acquisitions, they will not engage in any restaurant property or financing services competitive with the services that APF will be able to provide as a result of those acquisitions.

Reasons for Acquiring the Funds

   Operational Economies of Scale. Because the Funds own restaurant properties similar to those in APF's current restaurant property portfolio, APF believes that the combination of the Funds into APF's existing business will result in administrative and operational economies of scale and cost savings for APF.

   Enhanced Liquidity for APF Stockholders. Concurrently with the consummation of the Fund Acquisitions, APF will achieve one of its primary strategic goals by Listing. Listing will substantially enhance liquidity for APF stockholders, as there currently is no established trading market for APF Shares.

   Because the consideration paid by APF for the Funds will consist of newly-issued APF Shares (except to the extent that limited partners of acquired Funds affirmatively vote against the acquisition by APF of their Funds and elect to receive the Cash/Notes Option), the acquisition of the Funds will further enhance liquidity by increasing both size of the APF's stockholder base and the public float of the APF Shares.

   Broader Analyst Coverage/Enhanced Ability to Raise Capital. At its current size, APF cannot be certain that the APF Shares, if listed, would attract sufficient interest from research analysts and institutional investors to raise capital on terms favorable to APF. The acquisition of the Funds, which own restaurant properties similar to those in APF's existing restaurant property portfolio, would provide an opportunity for APF to substantially increase the size of its portfolio of restaurant properties. If all of the Funds are acquired, APF would become one of the largest triple-net lease REITs in the United States. APF believes that by increasing its size, its stockholder base and its public float through the acquisition of the Funds, it would be likely to develop a following among research analysts and institutional investors and would therefore be able to raise capital on more favorable terms. Broader coverage by financial analysts potentially may enhance the value of the APF Shares and may increase the volume of trading in the APF Shares, which would increase their liquidity.

   Risk Diversification. Although the diversification effects of the Fund Acquisitions will differ depending on which Funds participate, the combination of the restaurant properties owned by the participating Funds with APF's existing restaurant properties will diversify APF's investment over a larger number of restaurant properties and a broader group of restaurant types and tenants and geographic locations. This diversification will reduce the dependence of APF's investment upon the performance of, and the exposure to the risks associated with, the particular group of restaurant properties currently owned by APF.

Chronology of the Acquisitions

   The paragraphs below provide a chronology of the deliberations of the Board, the Special Committee and APF's management with respect to the Acquisitions.

   In December 1997, APF's management began exploring certain strategic alternatives designed to increase APF's stockholder value.

   During the week of February 9, 1998, APF interviewed four prominent New York investment banking firms to advise APF regarding the possible implementation of one or more of the strategic alternatives.

   During the week of February 16, 1998, APF interviewed four law firms, including Shaw Pittman Potts & Trowbridge ("Shaw Pittman"), to advise APF regarding the legal consequences of implementing one or more of the strategic alternatives.

   In early April 1998, APF's Board of Directors selected Shaw Pittman to represent APF in the implementation of one or more of the strategic alternatives, and APF's management narrowed the list of investment banking firms that would potentially represent APF in the implementation of any strategic alternative to two, Merrill Lynch and Salomon Smith Barney Holdings, Inc. ("Salomon Smith Barney").

   On April 15, 1998, members of APF's management and representatives of Shaw Pittman met to discuss the structuring of particular strategic alternatives and the time tables necessary to implement such strategic alternatives.

   On May 4, 1998, APF's Board of Directors decided to evaluate the implementation of one or more of the strategic alternatives. In addition to the members of the Board, representatives of Shaw Pittman were present at the meeting. Upon completion of the Board's discussion, the Board established a Special Committee of the Board of Directors to consider the implementation of any strategic alternative. The Special Committee consisted of Mr. G. Richard Hostetter, Dr. Richard C. Huseman and Mr. J. Joseph Kruse, each being an independent member of APF's Board having no financial interest in the implementation of any strategic alternative (except, in Mr. Hostetter's case, by virtue of his beneficial ownership of APF Shares).

   On May 4, 1998, the Special Committee met for the first time. In addition to the members of the Special Committee, representatives of Shaw Pittman, Merrill Lynch and Salomon Smith Barney were present at the meeting. The Special Committee heard presentations from representatives of Merrill Lynch and Salomon Smith Barney regarding their qualifications to advise the Special Committee on the merits of implementing one or more of the Strategic Alternatives (as defined below). In addition to the oral presentations made by Merrill Lynch and Salomon Smith Barney, the Special Committee reviewed the written presentations prepared by the two other investment banking firms that APF's management had interviewed during the week of February 9.

   The Special Committee also determined that it was in the best interests of APF to select Merrill Lynch and Salomon Smith Barney (together, the "Financial Advisors") as their financial advisors for the purposes of determining whether to implement one or more of the following strategic alternatives (the "Strategic Alternatives"):

  . continuing to operate APF in its ordinary course of business and consistent with past practice;

  . considering whether APF should be acquired by a publicly-traded or private company;

  .  selling APF's entire real estate portfolio and subsequently liquidating;

  . acquiring large real estate portfolios, including the Funds and eight CNL Income & Growth Funds (the "CNL Growth Funds") and other affiliated entities which have comparable properties leased on a triple-net basis;

  . listing APF's stock on a national stock exchange or on an automated quotation system, and if so, when such listing should take place;

  . becoming internally advised (i) by acquiring the Advisor, (ii) by acquiring an unaffiliated third-party advisor, (iii) by hiring the current management of the Advisor or (iv) by hiring new management;

  .  acquiring the CNL Restaurant Financial Services Group;

  . acquiring CNL Advisory Services, Inc., an affiliate of Advisor that performs investment advisory services;

  . acquiring real estate development capabilities by acquiring the Development Company from the Advisor; and

  . engaging in an underwritten public offering of its common stock subject to favorable market conditions concurrently with or shortly after APF lists its stocks on a national securities exchange or on an automated quotation system.

   On May 20, 1998, representatives of APF's management, including Mr. Bourne, Shaw Pittman, the Financial Advisors and Rogers & Wells, counsel to the Financial Advisors, met to discuss the various Strategic Alternatives and the time frames for implementation of any of the Strategic Alternatives. Representatives at the meeting discussed extensively the structure of APF's potential acquisition of the Funds and the CNL Growth Funds, with particular emphasis on the tax considerations to the limited partners of those funds.

   On June 10, 1998, the Special Committee met for the second time. In addition to the members of the Special Committee, representatives of APF management, Shaw Pittman, the Financial Advisors and Rogers & Wells were present at the meeting. The primary purpose of the meeting was to obtain an update from the Financial Advisors regarding their evaluation of and recommendation to implement the Strategic Alternatives.

   On June 10, 1998, the Special Committee met for the second time. In addition to the members of the Special Committee, representatives of APF management, Shaw Pittman, the Financial Advisors and Rogers & Wells were present at the meeting. The primary purpose of the meeting was to obtain an update from the Financial Advisors regarding their evaluation of and recommendation to implement the Strategic Alternatives.

   On July 8, 1998, the Special Committee met for the third time by telephone. In addition to the members of the Special Committee, present by telephone at the meeting were representatives of APF management, Shaw Pittman, the Financial Advisors and Rogers & Wells. The primary purpose of the meeting was to obtain an update from the Financial Advisors regarding their evaluation of and recommendation to implement one or more of the Strategic Alternatives. The Financial Advisors stated that they would be in a position by July 17th to present their analysis and conclusions of the Strategic Alternatives to the Special Committee.

   On July 17, 1998, the Special Committee met for the fourth time. In addition to the members of the Special Committee, representatives of APF's management, including Messrs. Seneff and Bourne, Shaw Pittman and the Financial Advisors were present at the meeting. The Financial Advisors presented their analysis of the Strategic Alternatives which included the advantages and disadvantages of each Strategic Alternative and the methodologies employed to evaluate the Strategic Alternatives. After a lengthy discussion among the members of the Special Committee and representatives of the Financial Advisors, the Financial Advisors concluded that acquiring the CNL Restaurant Businesses, the Funds and the CNL Growth Funds and Listing were the Strategic Alternatives most likely to maximize APF stockholder value. Mr. Hostetter, the Chairman of the Special Committee, suggested that the members of the Special Committee further consider the Financial Advisors' evaluation of the Strategic Alternatives and that the Special Committee reconvene on July 20.

   On July 20, 1998, the Special Committee met for the fifth time by telephone. Representatives of Shaw Pittman also participated by telephone. After discussing the Financial Advisors' recommendation, the Special Committee unanimously concluded that the best means to maximize stockholder value would be for APF to:

  . become internally advised and acquire internal real estate development capability by acquiring the Advisor;

  . expand its mortgage lending capabilities and develop securitization capabilities by acquiring the CNL Restaurant Financial Services Group;

  . significantly increase its size by acquiring from affiliates of the Advisor, including the Funds and the CNL Growth Funds, portfolios of properties similar to those currently held by APF; and

  . list APF's common stock on a national stock exchange, if market conditions are favorable.

   On July 24, 1998, the Special Committee presented its findings to APF's full Board of Directors and recommended that APF implement the selected Strategic Alternatives approved by the Special Committee at the July 20th meeting. Further, the Special Committee recommended that the Board evaluate the feasibility of engaging in an underwritten public offering of APF Shares concurrently with listing. After substantial discussion among the members of the Board, the Board of Directors unanimously recommended that APF implement the Strategic Alternatives. In addition, the Board unanimously recommended that Merrill Lynch be retained by APF to provide a fairness opinion to APF that the consideration to be paid by APF in connection with the implementation of any applicable Strategic Alternative would be fair to APF from a financial point of view.

   During the week of September 7, 1998, representatives of APF management, the Financial Advisors, Shaw Pittman, Rogers & Wells and PricewaterhouseCoopers LLP ("Pricewaterhouse Coopers"), APF's independent public accountants, gathered for a two-day meeting to discuss the implementation of the Strategic Alternatives. During the first day of meetings, the primary focus emphasized the manner in which the Funds and the CNL Growth Funds could be acquired. After discussing the advantages and disadvantages of each Strategic Alternative, the representatives selected the acquisition of the Funds and the CNL Growth Funds through the issuance of APF Shares in a transaction taxable to the limited partners of the Funds and the CNL Growth Funds. The remaining portions of the meetings during the week of September 7, 1998 dealt primarily with valuation techniques and methodologies of the Advisor, the CNL Restaurant Financial Services Group, the Funds and the CNL Growth Funds and the timelines and responsibilities of each of the representatives.

   On November 6, 1998, the members of the Special Committee met telephonically to discuss with members of APF's management and their legal counsel the status of determining the prices to be paid to the CNL Restaurant Businesses, the Funds and the CNL Growth Funds in connection with the Acquisition. In addition, Shaw Pittman provided to the members of the Special Committee an oral summary by legal counsel on all significant matters regarding the progress of the proposed acquisition.

   On November 16, 1998, the members of the Special Committee, members of APF's management and the Financial Advisors met, some in Orlando, Florida and some telephonically, to discuss the status of determining the prices to be paid to the CNL Restaurant Businesses, the Funds and the CNL Growth Funds in connection with their proposed acquisition and the methodologies utilized in determining the prices to be paid.

   During the week of November 23, 1998, representatives of APF management, the Financial Advisors, Shaw Pittman and PricewaterhouseCoopers gathered for a two-day meeting. The primary purpose of the meeting was to provide APF's legal and accounting advisors and the Financial Advisors with an overview (operational as well as financial) of the Advisor, the CNL Restaurant Financial Services Group, the Funds and CNL Growth Funds.

   On December 1, 1998, the representatives discussed the viability of acquiring the CNL Growth Funds. Because the CNL Growth Funds produce income that would not be considered qualified REIT income and therefore could restrict APF's ability to qualify as a REIT, the inclusion of the CNL Growth Funds in the proposed acquisitions created additional complexities for APF. These complexities would affect APF's ability to value the CNL Growth Funds because, for federal tax purposes, certain assets would have to be held in entities that APF did not control and that were subject to federal corporate income tax. APF's inability to control these entities had a negative impact on APF's valuation of the CNL Growth Funds. In addition, the costs of acquiring the CNL Growth Funds would be significantly greater than those of acquiring the Funds because APF would need to transfer the assets that did not generate qualified REIT income from the CNL Growth Funds to entities not controlled by APF.

   After considering the negative tax consequences to the limited partners of the CNL Growth Funds as a result of their acquisition through the issuance of APF Shares in a taxable transaction, the reduced valuation of the CNL Growth Funds as a result of the necessity of transferring certain assets to entities not controlled by APF and the additional costs APF would incur as a result of such transfers, the representatives concluded that it would be in the best interests of APF's stockholders not to pursue the acquisition of the CNL Growth Funds.

   Following the decision to exclude the CNL Growth Funds from the Acquisitions, representatives of the Financial Advisors presented their valuations of the Advisor, the CNL Restaurant Financial Services Group and the Funds to the members of the Special Committee and the full Board. Based in part on such valuations, as well as the other factors the Special Committee had considered during its months of deliberations, the members of the Special Committee unanimously recommended to the full Board that the Board approve the Acquisitions and that the consideration payable to the Advisor, the CNL Restaurant Financial Services Group and the Funds, respectively, be $76,000,000 (or 7,600,000 APF Shares), $47,000,000 (or 4,700,000 APF Shares), and
$600,000,000 (or 60,000,000 APF Shares), in each case based on a price per APF Share of $10.00. The members of the full Board unanimously approved the Special Committee's recommendation.

   On December 1, 1998, APF presented its offer to acquire each of the Advisor, the CNL Restaurant Financial Services Group and the Funds.

   On January 27, 1999, the Special Committee of the Board of Directors received a counter-offer from the General Partners proposing an increase in the consideration payable to the Funds from $600,000,000 to $610,000,000 (or from 60,000,000 to 61,000,000 APF Shares based on the assigned value of $10.00 per APF Share). After discussing the proposed counter-offer, the Special Committee unanimously agreed to accept the proposal, provided that the fairness opinion from Merrill Lynch to be presented at the February 10, 1999 meeting of the Board of Directors supported the Special Committee's acceptance of the counter-offer of the consideration to be paid to the Funds based on the assigned value of $10.00 per APF Share.

   On February 10, 1999, Merrill Lynch provided two separate oral fairness opinions (which were confirmed in written opinions) to the Special Committee stating that the aggregate consideration to be paid by APF for the CNL Restaurant Business Acquisitions and for the Fund Acquisitions is fair to APF from a financial point of view. The fairness opinions are attached as Exhibit D-1 and Exhibit D-2, respectively, to the Proxy Statement.

Recommendation on the CNL Restaurant Business Acquisitions

   In reaching its conclusion that the CNL Restaurant Business Acquisitions are in the best interests of APF and its stockholders, the Special Committee considered, but did not assign relative weight to, the following factors, each of which it believes weighs in favor of the CNL Restaurant Business
Acquisitions:

  . the belief of the Special Committee that the addition of internal development and increased financing capabilities would enhance the competitive position of APF by enabling APF to offer comprehensive site services to its tenants and clients;

  . the ability of APF to control key functions that are important to the growth of its business by acquiring the CNL Restaurant Businesses;

  . the proven expertise and substantial experience of the employees of the Advisor and the CNL Restaurant Financial Services Group who will become employees of APF as a result of the CNL Restaurant Business Acquisitions and the long-standing relationships of such employees with significant tenants of APF and other operators of national and regional restaurant chains;

  . the opportunity to mitigate certain perceived conflicts of interest between APF and its stockholders, on the one hand, and the stockholders and employees of the Advisor and the CNL Restaurant Financial Services Group, on the other hand, by more closely aligning the interests of such stockholders and employees with those of APF's stockholders;

  . the belief of the Special Committee that the CNL Restaurant Business Acquisitions will enable APF to realize long-term cost savings from a self-managed structure in that it will itself perform the management, acquisition and development services that it currently pays the Advisor to perform, thereby enabling APF to both eliminate the profits that were previously being realized by the Advisor for providing such services and potentially allowing APF to raise additional equity in the future without proportionately increasing the fees paid to the Advisor or another external advisor;

  . the Special Committee's belief that an internally-advised structure will make APF more attractive to investors and will enhance its perception in the market;

  . the Special Committee's belief that the principal alternatives available to APF would not be as beneficial to APF and its stockholders as the CNL Restaurant Business Acquisitions; in particular, the Special Committee believes that (i) independently developing securitization capabilities and expanding APF's mortgage lending capabilities would be more costly and time-consuming than acquiring the CNL Restaurant Financial Services Group, (ii) terminating the existing Advisory Agreement between APF and the Advisor would cause a significant disruption in APF's affairs and
     (iii) renegotiating the compensation formula contained in the existing Advisory Agreement, even if successful, would not eliminate the perceived conflicts of interest; and

  . the Special Committee's belief that the consideration to be paid for the CNL Restaurant Businesses is fair to APF from a financial point of view based on the factors set forth below.

   In reaching its conclusion that the consideration to be paid for the CNL Restaurant Businesses is fair to APF from a financial point of view, the Special Committee considered, but did not assign relative weight to, the following factors:

  . the existing conflicts of interest between APF and its external management team, including the Principals, as well as the steps taken (such as the creation of the Special Committee and the securing of a fairness opinion from Merrill Lynch) to ensure that the CNL Restaurant Business Acquisitions would not be affected by such conflicts;

  . the terms and conditions of the Merger Agreements for the CNL Restaurant Business Acquisitions, including the type, amount and timing of consideration to be paid to the stockholders of the CNL Restaurant Businesses; and

  . the oral presentation of Merrill Lynch to the Special Committee on February 10, 1999 and the written opinion of Merrill Lynch to the Special Committee dated February 10, 1999 stating that on such date and based upon the assumptions made, matters considered and limits of review set forth therein, the consideration to be paid by APF for the acquisition of the CNL Restaurant Businesses is fair to APF from a financial point of view.

   The Special Committee also took into account the effect the payment of the consideration for the CNL Restaurant Businesses would have on funds from operations or FFO per share, a commonly used indicator of REIT performance. The Special Committee estimated, in light of the anticipated growth of APF's portfolio, that the CNL Restaurant Business Acquisitions would be more accretive on a FFO per share basis as compared to the FFO per share that would be obtained under the same assumptions if the CNL Restaurant Business Acquisitions did not occur.

   The Special Committee reviewed and considered internal management projections for the three-year period from 1999 through 2001 regarding management, acquisition and development activities, anticipated initial acquisition yields and operating expenses under varying acquisition pace scenarios and under the presumption that the CNL Restaurant Business Acquisitions would be consummated as well as under the presumption that the existing Advisory Agreement and other relationships with the CNL Restaurant Businesses remained in place. These projections indicated that the CNL Restaurant Business Acquisitions will be accretive to APF's FFO per share in 1999, 2000 and 2001.

   There can be no assurance that these projections will be met and that the assumptions relating to property acquisitions, development, equity capital, pre-merger cap rates, interest rates and dividends, on which such projections are based, are materially accurate. In addition, certain known and unknown risks, uncertainties and other factors may cause actual results, performance or achievements of APF with respect to the CNL Restaurant Business Acquisitions to be materially different from the projected results. Accordingly, there can be no assurance that the CNL Restaurant Business Acquisitions will be accretive to APF's FFO per share should these projections and assumptions materially differ from future results.

Recommendation on the Fund Acquisitions

   In reaching its conclusion that the Fund Acquisitions are in the best interests of APF and its stockholders, the Special Committee considered, but did not assign relative weight to, the following factors, each of which it believes weighs in favor of the Fund Acquisitions:

  . the belief that the Fund Acquisitions and concurrent Listing will meet the expectation of stockholders of enhanced liquidity and permit APF to consummate future transactions using equity as consideration;

  . the belief that the Fund Acquisitions present a unique opportunity for APF to acquire a portfolio of restaurant properties similar to those already owned by APF, increasing its size much more rapidly than through its traditional means of acquiring one restaurant property at a time and that APF's enhanced size will increase the interest of institutional investors and research analysts in APF;

  . the belief that the Fund Acquisitions and Listing will facilitate APF becoming internally advised because the increase in the size of APF's asset base as a result of the Fund Acquisitions will provide the economies of scale needed to support more efficiently the extensive general and administrative expenses of an in-house acquisition, development, management and financing team;

  . the belief of the Special Committee that the principal alternatives available to APF would not be as beneficial to APF and its stockholders as the transactions contemplated by the Fund Acquisitions and Listing; in particular, the Special Committee believes that maintaining APF's status quo would not enhance liquidity for stockholders, Listing without consummating the Fund Acquisitions may impede APF's ability to grow and the sale of APF for cash or stock of a public company would produce an inferior return for APF stockholders; and

  . the Special Committee's belief that the consideration to be paid for the Funds is fair to APF from a financial point of view based on the factors set forth below.

   In reaching its conclusion that the Fund Acquisitions are in the best interests of APF and its stockholders, the Special Committee also considered, but did not assign relative weight to, the following factors. Although the Special Committee viewed these as potentially negative factors with respect to the Fund Acquisitions, it believed these factors to be outweighed by the positive factors set forth above:

  . the likelihood that the solicitation and filing processes relating to the Fund Acquisitions will be time-consuming and costly; and

  . the awareness that Listing will subject APF to market risks in subsequent attempts to raise capital and may result in negative recommendations by research analysts if APF fails to meet performance projections.

   In reaching its conclusion that the consideration to be paid for the Funds is fair to APF from a financial point of view, the Special Committee considered, but did not assign relative weights to, the following factors:

  . the existing conflicts of interest between APF and the Principals and other affiliates of CNL Group, Inc., as well as the steps taken (such as the creation of the Special Committee and the securing of a fairness opinion from Merrill Lynch) to ensure that the Fund Acquisitions would not be affected by such conflicts; and

  . the oral presentation of Merrill Lynch to the Special Committee on February 10, 1999 and the written opinion of Merrill Lynch to the Special Committee dated February 10, 1999 stating that on such date and based upon the assumptions made, matters considered and limits of review set forth therein, the consideration to be paid by APF in the Fund Acquisitions is fair to APF from a financial point of view.

Fairness Opinions

   In connection with the Special Committee's consideration of the Acquisitions, Merrill Lynch delivered two oral opinions (which were confirmed in written opinions) on February 10, 1999 to the Special Committee to the effect that, as of such date and based upon the assumptions made, matters considered and limits of review set forth therein, (i) the consideration to be issued by APF in connection with the CNL Restaurant Business Acquisitions, when viewed together as a single transaction, is fair, from a financial point of view, to APF (the "CNL Restaurant Business Opinion") and (ii) the consideration to be issued by APF in connection with the Fund Acquisitions, when viewed together as a single transaction, is fair, from a financial point of view, to APF (the "Fund Opinion" and, together with the CNL Restaurant Business Opinion, the "Fairness Opinions").

   The full text of each of the Fairness Opinions, which sets forth the assumptions made, matters considered, procedures followed and qualifications and limitations of the review undertaken by Merrill Lynch, is attached to the Proxy Statement as Exhibit D-1 and Exhibit D-2, respectively. The descriptions of the Fairness Opinions set forth herein are qualified in their entirety by reference to the full text of the Fairness Opinions.

   The Fairness Opinions are addressed to, and are solely for the use and benefit of, the Special Committee and address only the fairness, from a financial point of view, to APF of the consideration to be issued by APF in connection with the CNL Restaurant Business Acquisitions, when viewed together as a single transaction, and the Fund Acquisitions, when viewed together as a single transaction. The Fairness Opinions do not address the merits of the underlying decisions by APF to engage in the Acquisitions and do not constitute, nor should they be construed as, a recommendation to any stockholder of APF as to how such shareholder should vote on any matter presented to such stockholder, including any matter presented in the Proxy Statement.

   Merrill Lynch is an internationally recognized investment banking firm and, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, underwritings, distributions of securities and similar activities. The Special Committee engaged Merrill Lynch because of these qualifications and because of its experience in valuation and financial analysis with respect to franchised real estate, REITs and transactions similar to the Acquisitions.

   In preparing the CNL Restaurant Business Opinion, Merrill Lynch, among other things (i) reviewed certain publicly available business and financial information relating to the CNL Restaurant Businesses and APF that it deemed to be relevant, (ii) reviewed certain information, including financial forecasts, relating to the business, earnings, cash flow, assets, liabilities and prospects of the CNL Restaurant Businesses and APF, as well as the amount and timing of the cost savings and related expenses and synergies expected to result from the CNL Restaurant Business Acquisitions (the "CNL Restaurant Business Expected Synergies"), furnished to it by APF and the CNL Restaurant Businesses, (iii) conducted discussions with members of senior management and representatives of the CNL Restaurant Businesses and APF concerning the matters described in clauses (i) and (ii) of this paragraph, as well as their respective businesses and prospects before and after giving effect to the Acquisitions and the CNL Restaurant Business Expected Synergies, (iv) reviewed valuation multiples for the common stock of the CNL Restaurant Businesses and the APF Shares and compared them with those of certain publicly-traded companies that it deemed to be relevant, as well as conducted a discounted cash flow analysis of the free cash flows of the CNL Restaurant Businesses and of APF, (v) reviewed the results of operations of the CNL Restaurant Businesses and APF and compared them with those of certain other comparable entities that it deemed to be relevant, (vi) compared the proposed financial terms of the CNL Restaurant Business Acquisitions with the financial terms of certain other transactions that it deemed to be relevant; (vii) participated in certain discussions among representatives of the CNL Restaurant Businesses and APF and their financial and legal advisors, (viii) reviewed the potential pro forma impact of the CNL Restaurant Business Acquisitions, (ix) reviewed drafts of the Merger Agreements relating to the CNL Restaurant Business Acquisitions and (x) reviewed such other financial studies and analyses and took into account such other matters as it deemed necessary, including its assessment of general economic, market and monetary conditions.

   In preparing the Fund Opinion, Merrill Lynch, among other things (i) reviewed certain publicly available business and financial information relating to the CNL Income Funds and APF that it deemed to be relevant, (ii) reviewed certain information, including financial forecasts, relating to the properties, earnings, cash flow, assets, liabilities and prospects of the Funds and APF, as well as the amount and timing of the cost savings and related expenses and synergies expected to result from the Fund Acquisitions (the "Fund Expected Synergies" and, together with the CNL Restaurant Business Expected Synergies, the "Expected Synergies"), furnished to it by the General Partners and by APF regarding the Funds, (iii) reviewed and analyzed the appraisals of the Funds prepared by Valuation Associates, an independent real estate appraisal firm, as well as conducted an independent summary valuation analysis of the Funds' real estate assets, (iv) conducted discussions with members of senior management and representatives of the Funds, the General Partners and APF concerning the matters described in clauses (i) and (ii) of this paragraph, as well as their respective businesses and prospects before and after giving effect to the Fund Acquisitions and the Fund Expected Synergies, (v) reviewed valuation multiples for the APF Shares and compared them with those of certain publicly-traded companies that it deemed to be relevant, as well as conducted a discounted cash flow analysis of the free cash flows and of the Funds' real estate assets and of APF, (vi) reviewed the results of operations of the Funds and APF and compared them with those of certain other comparable entities that it deemed to be relevant, (vii) compared the proposed financial terms of the Fund Acquisitions with the financial terms of certain other transactions that it deemed to be relevant; (viii) participated in certain discussions among representatives of the Funds, the General Partners and APF and their financial and legal advisors, (ix) reviewed the potential pro forma impact of the Fund Acquisitions, (x) reviewed drafts of the Merger Agreements relating to the Fund Acquisitions and (xi) reviewed such other financial studies and analyses and took into account such other matters as it deemed necessary, including its assessment of general economic, market and monetary conditions.

   In preparing the Fairness Opinions, Merrill Lynch assumed and relied on the accuracy and completeness of all information supplied or otherwise made available to it, discussed with or reviewed by or for it, or publicly available, and it has not assumed any responsibility for independently verifying such information or, in the case of the CNL Restaurant Business Opinion, undertaken an independent evaluation or appraisal of any of the assets or liabilities of the CNL Restaurant Businesses or APF or been furnished with any such evaluation or appraisal or, in the case of the CNL Restaurant Business Opinion, undertaken an independent evaluation or appraisal of any of the assets or liabilities of the Funds or an appraisal of any of the assets or liabilities of APF. In addition, in preparing the Fairness Opinions, Merrill Lynch did not assume any obligation to conduct any physical inspection of the properties or facilities of the CNL Restaurant Businesses, the Funds or APF. With respect to the financial forecast information and the Expected Synergies furnished to or discussed with it by the CNL Restaurant Businesses, the Funds or APF, Merrill Lynch assumed that they had been reasonably prepared and reflected the best currently available estimates and judgment of the CNL Restaurant Businesses' management, the General Partners or APF's management as to the expected future financial performance of the CNL Restaurant Businesses, the Funds or APF, as the case may be, and the Expected Synergies. Merrill Lynch also did not assume any obligation to review the income tax consequences of the Acquisitions on the CNL Restaurant Businesses, the Funds or APF or their respective equity holders. Merrill Lynch also assumed that the final form of each of the Merger Agreements would be substantially similar to the last drafts of such documents reviewed by Merrill Lynch.

   The Fairness Opinions were necessarily based upon market, economic and other conditions as they existed and could be evaluated on, and on the information made available to Merrill Lynch as of the date of the Fairness Opinions. Merrill Lynch assumed that in the course of obtaining the necessary consents or approvals (contractual or otherwise) for the Acquisitions, no restrictions would be imposed that will have a material adverse effect on the contemplated benefits of the Acquisitions. The CNL Restaurant Business Opinion views the CNL Restaurant Business Acquisitions together, as a single transaction, and does not cover the acquisition of any CNL Restaurant Business as a stand-alone transaction and the Fund Opinion views the Fund Acquisitions together as a single transaction, and does not cover the acquisition of any Fund as a stand-alone transaction. In addition, Merrill Lynch was advised by the Special Committee, and assumed for purposes of the Fund Opinion, that the acquisitions of each of the Funds would occur at the same time.

   In connection with the rendering of the Fairness Opinions, Merrill Lynch performed a variety of financial analyses. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to a partial analysis or summary description. In performing its analyses, Merrill Lynch made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Merrill Lynch, APF, the CNL Restaurant Businesses, the Funds and the General Partners. The analyses performed by Merrill Lynch are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. Merrill Lynch did not assign any specific weight to any of the analyses and did not draw any specific conclusions from or with regard to any one method of analysis. In addition, the Fairness Opinions were just one of many factors taken into consideration by the Special Committee.

   Pursuant to a letter agreement dated December 4, 1998, APF agreed to pay Merrill Lynch a fee on the date Merrill Lynch delivers the Fairness Opinions in writing to the Special Committee as consideration for the rendering of the Fairness Opinions, and if reasonably requested by APF prior to consummation of the Acquisitions, any bring-down opinions. In addition, APF agreed to reimburse Merrill Lynch for its reasonable out-of-pocket expenses incurred in connection with its services provided under such letter agreement, including the reasonable fees and disbursements of its legal counsel. APF also agreed to indemnify Merrill Lynch and certain affiliated persons against certain liabilities related to, based upon or arising out of its rendering of services under such letter agreement.

   Merrill Lynch is currently engaged by APF to act as underwriter or placement agent in connection with certain proposed equity financings for APF that may in the future be undertaken by APF and, if it acts in this capacity in connection with such financings, it will receive customary compensation for this service as provided under the terms of such engagement. In addition, Merrill Lynch was retained (i) in June 1998 by APF as one of the Financial Advisors in connection with the review of the Strategic Alternatives considered by APF (see "--
 Chronology of the Acquisitions," above) and (ii) in July 1998 by the CNL Financial Corp. and CNL Financial Services, Inc. to act as financial advisor and lead placement agent in connection with the structuring and issuance of certain franchise loan-backed securities and has received fees for the rendering of such services. In addition, in the ordinary course of business, Merrill Lynch may in the future actively trade APF Shares for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities.

                   SELECTED HISTORICAL FINANCIAL DATA OF APF

   The following table sets forth certain financial information for APF, and should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations of APF" and the Financial Statements included elsewhere in this Information Memorandum.

                              Nine Months Ended
                                September 30,              Year Ended December 31,
                          ------------------------- -------------------------------------
                              1998         1997         1997         1996        1995
                          ------------ ------------ ------------ ------------ -----------
Revenues................  $ 29,065,110 $ 12,252,450 $ 19,457,933 $  6,206,684 $   659,131
Net earnings............    23,163,853    9,737,809   15,564,456    4,745,962     368,779
Cash distributions (1)..    26,460,446   10,879,969   16,854,297    5,436,072     638,618
Funds from operations
 (2)....................    26,408,569   11,042,307   17,732,888    5,355,464     471,670
Earnings per APF Share..          0.49         0.48         0.66         0.59        0.19
Cash distributions
 declared per APF
 Share..................          0.57         0.55         0.74         0.71        0.31
Weighted average number
 of APF Shares
 outstanding (3)........    47,633,909   20,368,867   23,423,868    8,071,670   1,898,350
                                September 30,                   December 31,
                          ------------------------- -------------------------------------
                              1998         1997         1997         1996        1995
                          ------------ ------------ ------------ ------------ -----------
Total assets............  $566,383,967 $288,151,045 $339,077,762 $134,825,048 $33,603,084
Total stockholders' eq-
 uity...................   551,905,382  255,603,278  321,638,101  122,867,427  31,980,648

--------
(1) Approximately 12%, 10%, 8%, 13% and 42% of cash distributions ($0.07, $0.06, $0.06, $0.09 and $0.13 per APF Share) for the nine months ended September 30, 1998 and 1997, and the years ended December 31, 1997, 1996 and 1995, respectively, represent a return of capital in accordance with generally accepted accounting principles ("GAAP"). Cash distributions treated as a return of capital on a GAAP basis represent the amount of cash distributions in excess of accumulated net earnings on a GAAP basis.
(2) Funds from operations ("FFO"), based on the revised definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT") and as used herein, means net earnings determined in accordance with GAAP, excluding gains or losses from debt restructuring and sales of restaurant properties, plus depreciation and amortization of real estate assets, plus amortization of direct financing leases, and after adjustments for unconsolidated partnerships and joint ventures. (Net earnings determined in accordance with GAAP include the noncash effect of straight-lining rent increases throughout the lease term and/or rental payments during the construction of a restaurant property prior to the date it is placed in service. Straight-lining rent is a GAAP convention requiring real estate companies to report rental revenue based on the average rent per year over the life of the lease. During the nine months ended September 30, 1998 and 1997, and the years ended December 31, 1997, 1996 and 1995, net earnings included $2,315,968, $1,259,180,
    $1,941,054, $517,067 and $39,142, respectively, of these amounts.) FFO was restated by APF for the nine months ended September 30, 1998 and 1997, and for the years ended December 31, 1997, 1996 and 1995 to add back the amortization of direct financing leases. FFO was developed by NAREIT as a relative measure of performance and liquidity of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP. However, FFO (i) does not represent cash generated from operating activities determined in accordance with GAAP (which, unlike FFO, generally reflects all cash effects of transactions and other events that enter into the determination of net earnings), (ii) is not necessarily indicative of cash flow available to fund cash needs and (iii) should not be considered as an alternative to net earnings determined in accordance with GAAP as an indication of APF's operating performance, or to cash flow from operating activities determined in accordance with GAAP as a measure of either liquidity or APF's ability to make distributions. Accordingly, APF believes that in order to facilitate a clear understanding of the consolidated historical operating results of APF, FFO should be considered in conjunction with APF's net earnings and cash flows as reported in the accompanying consolidated financial statements and notes thereto.
(3) The weighted average number of APF Shares outstanding for the year ended December 31, 1995 is based upon the period APF was operational.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                        AND RESULTS OF OPERATIONS OF APF

   Statements contained in this Information Memorandum, particularly in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections, including, without limitation, the Year 2000 compliance disclosure, that are not historical facts may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although APF believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, APF's actual results could differ materially from those set forth in the forward-looking statements. Certain factors that might cause such a difference include the following: changes in general economic conditions, changes in real estate conditions, APF's ability to raise capital from debt and equity offerings, APF's ability to invest the proceeds of its offerings, APF's ability to locate suitable tenants for its restaurant properties and borrowers for its mortgage loans and the ability of tenants and borrowers to make payments under their respective leases, secured equipment leases or mortgage loans.

Overview

   APF provides real estate financing to operators of national and regional restaurant chains primarily through triple-net lease financing. As of September 30, 1998, APF had invested more than $480 million in 357 restaurant properties diversified among 35 restaurant chains in 37 states.

   The financial results for the nine months ended September 30, 1998 and 1997 and years ended December 31, 1997, 1996 and 1995 reflect the consolidated results of APF. During 1998, APF formed two wholly-owned subsidiaries, which serve as the general partner and limited partner of a newly formed umbrella partnership REIT or an UPREIT. APF expects eventually to place all properties currently owned by APF into the limited partnership of the UPREIT and operate APF as a holding company which will conduct its business through this limited partnership called CNL APF Partners, L.P. (the "Operating Partnership"). Upon Listing, APF expects to use the Operating Partnership units (which mirror APF Shares and will be exchangeable into APF Shares on a one-for-one basis) as currency in acquisitions. APF's ability to make potential acquisitions using Operating Partnership units may make certain acquisitions more attractive to potential sellers because the transactions would permit a tax deferral and would give the seller control over the timing of gain recognition and payment of federal income taxes. Management anticipates that the use of the Operating Partnership units will provide APF additional acquisition opportunities.

Results of Operations

 Nine Months Ended September 30, 1998 Compared to Nine Months Ended September 30, 1997

   APF's revenues and net earnings more than doubled for the nine months ended September 30, 1998 as compared to the same period in 1997. Revenues increased $16.8 million primarily a result of increased financing to operators of national and regional restaurant chains totaling $168.9 million during the nine months ended September 30, 1998 compared to $131.7 million for the same period in 1997. APF continues to focus on providing net-lease and mortgage financing to restaurant chains and top franchisees in certain restaurant systems. As of September 30, 1998, approximately 90% of APF's financings was provided to either the franchisor or the top five franchisees in a particular chain (based on sales). Weighted average base lease rates on the new investments were 9.98% for the nine months ended September 30, 1998 as compared to 10.80% for the corresponding period in 1997. APF's growth has resulted in increased chain diversification as APF's tenants and borrowers include 38 restaurant chains compared to 26 at September 30, 1997. In addition, APF's restaurants are geographically dispersed among 37 states at September 30, 1998 versus 32 states at September 30, 1997.

   The increase in other interest income to $4.8 million for the nine months ended September 30, 1998 compared to $1.3 million for the corresponding period in 1997 related to higher cash and cash equivalents balances pending investment. APF's weighted average cash and cash equivalents balance was $87.7 million and $39.8 million during the nine months ended September 30, 1998 and 1997, respectively. This increased cash balance resulted from equity proceeds of $259.6 million raised during the nine months ended September 30, 1998 compared to $149.2 million for the nine months ended September 30, 1997.

   Operating expenses, including depreciation and amortization, increased to $5.9 million for the nine months ended September 30, 1998 compared to $2.5 million for the nine months ended September 30, 1997. The increased expense was a function of a larger property portfolio. General operating and administrative expenses decreased to 5.0% of revenues from 5.4% for the nine months ended September 30, 1998 and 1997, respectively, as a result of the increase in APF's assets and increased operating and administrative efficiencies.

   In October 1998, Boston Chicken, Inc and its affiliates, tenants of 27 Boston Market restaurant properties, filed a voluntary petition for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code, and two additional Boston Market operators, tenants in three additional Boston Market restaurant properties, also filed voluntary petitions for bankruptcy protection. As a result of these bankruptcy filings, these tenants have the legal right to reject or affirm one or more leases with APF. To date the restaurants on 13 of these restaurant properties have been closed. Of the 13 properties with closed restaurants, the tenants have rejected 12 leases, accounting for approximately 3% of APF's rental, earned and interest income for the year ended December 31, 1998. While the tenants have not rejected or affirmed the remaining 18 leases, there can be no assurance that some or all of these leases will not be rejected in the future. The lost revenues resulting from the rejection of all 30 leases could have an adverse effect on the results and operations of APF if APF is unable to re-lease the restaurant properties in a timely manner. Currently, APF is actively marketing the 13 closed restaurant properties to existing and prospective clients and operators of local and regional restaurant chains.

   During the nine months ended September 30, 1998, one of APF's lessees and borrowers, Foodmaker, Inc., contributed more than 10% of APF's total rental, earned and interest income relating to its restaurant properties, mortgage loans, secured equipment leases and certificates. In addition, two restaurant chains, Jack in the Box and Golden Corral Family Steakhouse Restaurants each accounted for more than 10% of APF's total rental, earned and interest income relating to restaurant properties. In the event that certain lessees, borrowers or restaurant chains contribute more than 10% of APF's rental, earned income and interest income in future years, any failure of such lessees, borrowers or restaurant chains could materially affect APF's income. Each of these chains is expected to be a relatively smaller portion of the entire portfolio as APF grows.

   Approximately 86% of APF's net leases provide a purchase option and approximately 10% are currently exercisable. Generally, the purchase options are exercisable at the greater of fair market value or 120% of the cost of the restaurant property. APF does not expect the exercise of purchase options to be significant. APF sold three and five properties during the nine months ended September 30, 1998 and 1997, respectively. The properties were sold at their carrying value and no gain or loss was recognized for financial reporting purposes. APF reinvested the proceeds from the sale of restaurant properties in additional restaurant properties. In addition, three restaurant properties were exchanged for replacement properties during the nine months ended September 30, 1998. No gain or loss was recognized due to these transactions being accounted for as nonmonetary exchanges of similar assets.

The Years Ended December 31, 1997, 1996 and 1995

   APF's revenues and net earnings increased over the three year period. Revenues increased to $19.5 million for the year ended December 31, 1997 from $6.2 million and $659,131 for the years ended December 31, 1996 and 1995, respectively. The increase was primarily a result of increased financing to operators of national and regional restaurant chains totaling $179.1 million during year ended December 31, 1997 compared to $69.0 million and $24 million for the same period in 1996 and 1995, respectively. APF focused on providing triple-net lease and mortgage financing to restaurant chains and top franchisees of certain restaurant chains. At December 31, 1997, approximately 90% of APF's financing was provided to either the franchisor or top franchisee in a particular restaurant chain (based on sales). Weighted average base lease rates on the new investments were 10.69% in 1997 as compared to 11.15% and 11.09% in 1996 and 1995, respectively. APF's growth has resulted in increased restaurant chain and geographic diversification. APF's tenants and borrowers include 29 restaurant chains at December 31, 1997 compared to 13 at December 31, 1996 and six at December 31, 1995. In addition, APF's restaurants were dispersed among 35 states at December 31, 1997 versus 20 at December 31, 1996.

   The increase in other interest income to $2.3 million for the year ended December 31, 1997 compared to $773,404 and $118,859 during 1996 and 1995, respectively, was primarily a result of higher cash and cash equivalent balances pending investment. APF's weighted average cash and cash equivalents balance for 1997 was $42.1 million compared to $17.8 million and $2.9 million in 1996 and 1995, respectively. This increased cash balance resulted from equity proceeds of $222.5 million raised during 1997 compared to $100.8 million in 1996 and $38.5 million in 1995.

   Operating expenses, including depreciation and amortization, increased to $3.9 million during 1997 from $1.4 million in 1996 and $290,276 in 1995. The increasing expense was a function of a larger portfolio. Total assets increased to $339 million at December 31, 1997 from $135 million at December 31, 1996. General and administrative expenses decreased to 4.9% of total revenues during 1997 compared to 8.7% and 20.4% in 1996 and 1995, respectively, as a result of the increase in APF's assets and increased operating and administrative efficiencies.

   During 1997, three of APF's lessees and borrowers, or affiliated groups of lessees and borrowers, Castle Hill, Foodmaker, Inc. and Houlihan's Restaurants Inc., each contributed more than 10% of APF's total rental, earned income and interest income relating to its restaurant properties, mortgage loans and secured equipment leases. Castle Hill is a Pizza Hut franchisee and Foodmaker operates and franchises Jack in the Box restaurants. Houlihan's Restaurants is the franchisor of a casual dining chain. In addition, four restaurant chains, Pizza Hut, Golden Corral Family Steakhouse Restaurants, Jack in the Box and Boston Market, each accounted for more than 10% of APF's total rental, earned income and interest income relating to restaurant properties. In the event that certain lessees, borrowers or restaurant chains contribute more than 10% of APF's rental, earned income and interest income in future years, any failure of such lessees, borrowers or restaurant chains could materially affect APF's income.

Funds from Operations ("FFO")

   FFO, as defined by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT") and as used herein, means net income
(loss) (determined in accordance with GAAP), excluding gains (or losses) from debt restructuring and sales of property, plus depreciation and amortization of real estate assets, plus amortization of direct financing leases, and after adjustments for unconsolidated partnerships and joint ventures. FFO was restated by APF for the years ended December 31, 1997, 1996 and 1995. FFO was developed by NAREIT as an alternative measure of performance and liquidity of an equity REIT because income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO alone does not represent cash generated from operating activities in accordance with GAAP and therefore should not be considered an alternative to net earnings as an indication of APF's performance. The following summarizes FFO of APF for the nine months ended September 30, 1998 and 1997 and for each of the three years ended December 31, 1997.

                            Nine Months Ended
                              September 30,          Year Ended December 31,
                         ----------------------- -------------------------------
                            1998        1999        1997        1996      1995
                         ----------- ----------- ----------- ---------- --------
Net Earnings............ $23,163,853 $ 9,737,809 $15,564,456 $4,745,962 $368,779
Adjustments:
Depreciation and
 amortization of real
 estate assets..........   2,690,021   1,101,590   1,791,064    517,870  101,813
Amortization of direct
 financing leases.......     554,695     202,908     377,368     91,632    1,078
                         ----------- ----------- ----------- ---------- --------
FFO..................... $26,408,569 $11,042,307 $17,732,888 $5,355,464 $471,670
                         =========== =========== =========== ========== ========

Liquidity and Capital Resources

   During the nine months ended September 30, 1998, APF originated $189.4 million in triple-net lease and mortgage financing. The investments were funded by equity proceeds received in offerings that totaled $233.6 million at September 30, 1998, after offering expenses. Since inception, APF has raised equity proceeds net of offering expenses of $557.2 million which has funded more than $453.7 million in triple-net lease restaurant real estate and mortgages. APF completed its most recent offering at the end of 1998 at which time APF had an equity capitalization of approximately $750 million. The uninvested offering proceeds will be used to invest in restaurant properties and to originate mortgages.

   APF invested $16.1 million of the offering proceeds in franchise loan certificates in a mortgage loan securitization sponsored by an affiliate of the Advisor. APF believes this investment represents an opportunity for APF to achieve investment returns similar to those generated by its triple-net leased restaurant properties. In addition, APF has pre-existing triple-net leasing arrangements with the majority of the borrowers underlying the pool of loans. Prior to acquiring the securitization interests, APF engaged a nationally recognized investment banking firm to evaluate its investment in the securitization interests and the firm provided a valuation letter to APF that the purchase price paid by APF was consistent with the estimated value of the cash flow expected to be generated from the securitization interests. APF invested in securities rated BB and B as well as a non-rated class.

   At September 30, 1998, APF had cash, cash equivalents and a certificate of deposit of $90.7 million and had $28.2 million available on its $35 million line of credit. These commitments were extended to several large operators of national and regional restaurant chains such as Jack in the Box, RTM and Sybra, which are large Arby's franchisees, Golden Corral and DenAmerica. APF's current line of credit expires in July 1999 and provides financing for equipment leases. The unsecured revolving line provides that borrowings thereunder bear interest at the then current LIBOR plus a margin spread of 1.65%. Approximately $27.7 million in equipment financing has been funded since inception. APF, from time to time, uses uninvested net offering proceeds to repay a portion of or all of the balance outstanding under the line of credit pending the investment of such offering proceeds in restaurant properties or mortgage loans in order to reduce APF's interest cost during such period.

   APF anticipates that it will increase and renegotiate the line of credit in the first quarter of 1999 increasing the line to approximately $250 million to $300 million at which time it will provide equipment, triple net lease and mortgage financing. The remaining equity financing combined with a larger revolving line of credit is expected to provide adequate funding through 1999.

   APF generated $27.0 million in operating cash flow during the nine months ended September 30, 1998 and distributed $26.5 million to stockholders representing a yield of 7.625%. Management anticipates that cash generated from operations will be sufficient to meet operating requirements and provide the level of stockholder distributions required to maintain APF's status as a REIT.

   Generally, APF's leases as of September 30, 1998 were triple-net leases and generally contain provisions that management believes will mitigate the adverse effect of inflation. Such provisions include clauses requiring the payment of percentage rent based on certain restaurant sales above a specified level and/or automatic increases in base rent at specified times during the term of the lease. Management expects that increases in restaurant sales volumes due to inflation and real sales growth should result in an increase in rental income over time. Continued inflation also may cause capital appreciation of APF's restaurant properties. Inflation and changing prices, however, also may have an adverse impact on the sales of the restaurants and on potential capital appreciation of the restaurant properties.

Year 2000

   The Year 2000 problem results from a programming convention in many computer systems and applications that abbreviates dates by eliminating the first two digits of the year, assuming that these two digits would always be "19". Unless corrected, this shortcut would cause system malfunctions when the century date occurs. On or before that date, some computer programs may misinterpret the date January 1, 2000 as January 1, 1900. This could cause systems to incorrectly process critical financial and operational information, or stop processing altogether.

   APF does not currently have any information technology systems. To date the Advisor has provided all services requiring the use of information technology systems pursuant to a management agreement with APF. The maintenance of embedded systems, if any, at APF's restaurant properties is the responsibility of the tenants of the properties in accordance with the terms of APF's leases. The Advisor and its affiliates have established a team dedicated to reviewing the internal information technology systems used in the operation of APF, and the information technology and embedded systems and the Year 2000 compliance plans of APF's tenants, significant suppliers, financial institutions and transfer agent.

   The information technology infrastructure of the Advisor consists of a network of personal computers and servers that were obtained from major suppliers. The Advisor utilizes various administrative and financial software applications on that infrastructure to perform the business functions of APF. The inability of the Advisor to identify and timely correct material Year 2000 deficiencies in the software and/or infrastructure could result in an interruption in, or failure of, certain of APF's business activities or operations. Accordingly, the Advisor has requested and is evaluating documentation from the suppliers of the Advisor regarding the Year 2000 compliance of their products that are used in the business activities or operations of APF. The costs expected to be incurred by the Advisor to become Year 2000 compliant will be incurred by the Advisor.

   APF has material third party relationships with its tenants, financial institutions and transfer agent. APF depends on its tenants for rents and cash flows, its financial institutions for availability of cash and its transfer agent to maintain and track investor information. If any of these third parties are unable to meet their obligations to APF because of the Year 2000 deficiencies, such a failure may have a material impact on APF. Accordingly, the Advisor has requested and is evaluating documentation from APF's tenants, financial institutions, and transfer agent to gauge whether they have fully considered and investigated any potential material impact of the Year 2000 deficiencies. Therefore, the Advisor, does not, at this time, know of the potential costs to APF of any adverse impact or effect of any Year 2000 deficiencies by these third parties.

   The Advisor currently expects that all Year 2000 compliance testing and any necessary remedial measures on the information technology systems used in the business activities and operations of APF will be completed prior to June 30, 1999. Based on the progress the Advisor has made in identifying and addressing APF's Year 2000 issues and the plan and timeline to complete the compliance program, the Advisor does not foresee significant risks associated with APF's Year 2000 compliance at this time.

   APF does not believe that the CNL Restaurant Business Acquisitions, including the costs of becoming Year 2000 compliant, will have any significant impact on APF's Year 2000 readiness or on its results of operations.

Future Business Plans

   Subsequent to consummating the Acquisitions, APF anticipates further increasing its line of credit to fund future growth.

   Assuming the Fund Acquisitions are completed in the fourth quarter of 1999, APF anticipates a public offering of APF Shares either contemporaneously or shortly thereafter. Management is unable to estimate the size or exact timing of that offering but estimates it to be in the range of $200 million to $300 million. APF believes that the combination of equity financing, conduit facilities, unsecured revolving line of credit and cash flow from operations will adequately provide the necessary financing for APF through the year 2000.

   Following its acquisition of the CNL Restaurant Financial Services Group, APF expects to periodically securitize mortgage loans by issuing classes of trust certificates. Periodic securitization is an effective method for accessing capital and reducing debt on APF's balance sheet and makes APF less dependent on the equity markets. APF anticipates holding certain non-rated classes of the securitizations which management believes will enhance APF's return on capital.

   APF expects to use financial instruments to hedge against fluctuations in interest rate risk.

                  APF'S BUSINESS AND THE RESTAURANT PROPERTIES

General

   APF is a REIT formed in 1994, whose primary business is the ownership of restaurant properties leased to operators of national and regional restaurant chains on a triple-net basis. As of September 30, 1998, APF had invested more than $480 million in 357 restaurant properties diversified among 35 restaurant chains in 37 states. Generally, the real estate owned by APF consists of land and buildings. APF had gross revenues of approximately $29 million for the nine months ended September 30, 1998.

   APF also provides mortgage financing to tenants or third parties that own the buildings constructed on the land leased from APF. The mortgage loans are secured by the building and improvements on the land. To a lesser extent, APF offers secured equipment leases to operators of national and regional restaurant chains to finance, through direct financing leases or loans, the furniture, fixtures and equipment located on the restaurant properties.

   APF's address and telephone number are 400 East South Street, Orlando, Florida 32801, telephone number (407) 650-1000.

Business Objectives and Strategies

   The following paragraphs describe the business objectives and strategies that APF currently employs and those that it will be able to employ as a result of the Acquisitions. APF believes that these business objectives and strategies will enhance its financial position and increase funds from operations.

  . Providing a full range of real estate development and financing services to operators of national and regional restaurant chains. As a result of the CNL Restaurant Business Acquisitions, APF will be structured as a "one-stop shop" for real estate services and financial products that will allow the operators of national and regional restaurant chains to concentrate on their core business of operating restaurants. APF will provide operators of national and regional restaurant chains with a variety of financing options such as triple-net leasing, mortgage financing and secured equipment financing. APF also will be able to provide restaurant property development services such as site selection, due diligence, construction management and build-to-suit development to operators of national and regional restaurant chains. The acquisition of the Advisor also will provide APF with a strategic alliance with CAS through which it will have a right of first refusal to provide financing for restaurant properties in connection with any merger or acquisition with respect to which CAS is providing advisory services. See "--
     Strategic Alliance with CNL Advisory Services, Inc.," below. APF will seek to be perceived by operators of national and regional restaurant chains as their long-term, strategic partner by providing all of their real estate financing and development needs.

  . Focusing on strong, recognized brand name franchises and operators of national and regional restaurant chains. APF believes that one of the reasons for its success has been its focus on servicing operators of national and regional restaurant chains. APF's management believes that, due to the continuing consolidation of the national and regional restaurant chain industry, it has additional growth opportunities through the financing of restaurant chains' acquisitions and development. APF's focus on operators of national and regional restaurant chains also reduces its exposure to certain risks such as tenant defaults. In addition to being better capitalized and more diversified, an operator of a large restaurant chain of numerous restaurants is better equipped than an operator of a small restaurant chain to absorb the financial repercussions of an unprofitable or underperforming restaurant. Because they are more likely to remain financially stable even when certain of their restaurants are unprofitable or underperforming, the larger restaurant chain operators to which APF has provided or will provide real estate development and financing services are more likely than smaller restaurant chain operators to remain financially reliable and to adhere to their contractual obligations to APF, whether for a lease, a mortgage or a secured equipment loan. A majority of APF's financing relationships were either with the franchisor or the top five franchisees (based on sales) of the particular restaurant chain. Typically, multi-unit restaurant operators are the most stable industry credits, providing better risk-adjusted returns for stockholders.

  . Structuring for long-term, stable cash flows. APF's restaurant properties generally are leased on a long-term basis (generally 15-20 years) and are structured as triple-net leases through which the tenant bears responsibility for substantially all property costs and expenses associated with ongoing maintenance and operation, including utilities, property taxes, insurance and roof and structural repairs. Further, APF acquires restaurant properties that are subject to an existing lease which reduces the risks inherent in initial leasing. These factors combine to yield stable cash flows for APF's restaurant property investments.

   APF's mortgage loans and the mortgage loans originated by the CNL Restaurant Financial Services Group are similarly structured to provide consistent returns. The mortgage loans are normally structured with 15-20 year base term and bear interest at a targeted premium over the prevailing treasury bond rate. The loans contain strict operating covenants and are fully amortizing. The restaurant chain operator typically is required to maintain a fixed charge coverage ratio of at least 1.20.

  . Maintaining high-quality acquisition and development pipelines. As a one-stop shop for operators of national and regional restaurant chains, APF will be able to tailor its services, ranging from turn-key, build-to-suit development to mortgage financing, to provide exactly the real estate services that its clients need. This range of services will allow APF to develop strategic relationships with operators of national and regional restaurant chains which, in turn, is expected to result in a steady pipeline of restaurant property acquisition and development opportunities. This pipeline will be further enhanced by APF's strategic alliance with CAS, as described above. APF's pipeline for restaurant property financing includes a combination of new construction, refinancing of existing restaurant properties or portfolios and purchasing existing triple-net leased restaurant properties.

  . Applying proven underwriting standards. As the Advisor does now, APF will perform extensive due diligence before investing in a restaurant property and will apply strict conservative underwriting criteria to all potential acquisitions and financings. APF will evaluate factors such as restaurant-level profitability, restaurant chain operator experience, the position of the restaurant chain in the industry overall, local market conditions, fixed charge coverage ratios, underlying property value, physical condition of the restaurant property and environmental considerations. APF also will evaluate the financial strength of the tenant, borrower (if different from the tenant) and, if applicable, guarantor to assess the availability of alternate sources of payment in the event that a tenant or borrower defaults on its obligations to APF. APF's investments generally have full tenant or borrower recourse, and many of APF's leases and mortgage loans also have terms that give APF recourse to guarantors who are owners or affiliates of the tenant or borrower.

  . Maintaining diversification. APF's real estate investments currently are diversified geographically by restaurant chain, restaurant chain operator and investment type. The acquisition by APF of the CNL Restaurant Financial Services Group will increase the diversification of APF's investments as it will result in a substantial increase in the number of restaurant properties in which APF holds an interest. As of September 30, 1998, APF owned 357 restaurant properties located in 37 states. If APF had acquired the CNL Restaurant Financial Services Group on September 30, 1998, its portfolio would have consisted of investments in 816 restaurant properties located in 42 states, including the 357 properties represented by APF's current real estate investments, 171 restaurant properties represented by mortgage loans made by APF and the CNL Restaurant Financial Services Group and 288 properties represented by securitized mortgage loans in which the CNL Restaurant Financial Services Group held a residual interest. APF also held title to the equipment on approximately 3% of its 357 restaurant properties as of September 30, 1998.

  . Managing and Monitoring Investments. As a result of the acquisition of the Advisor, APF will assume responsibility for its day-to-day operations, including actively managing its restaurant property portfolio and administering its investments. APF will monitor property level issues including restaurant sales, real estate taxes, assessments and insurance payments and will actively analyze diversification, review tenant/borrower financial statements and restructure investments in the case of underperforming and non-performing investments. APF believes that the Advisor's active management of APF's investments is responsible, in large part, for the high tenant occupancy rate for APF's restaurant properties. At September 30, 1998, APF's restaurant properties were approximately 96% leased.

  . Maintaining a conservative capital structure. APF operates with a moderate use of indebtedness with the objective, set by its board of directors, of maintaining debt to total assets ratio of less than 45%. As of September 30, 1998, APF's debt to total assets ratio was 1.2% of total assets (or 12.9% of total assets if APF had acquired the CNL Restaurant Businesses as of that date). APF believes that its lack of substantial indebtedness combined with its predictable cash flows will permit it to continue to procure attractive debt and equity financing. APF, when market conditions are suitable, also intends to access capital by securitizing mortgage loans.

Competitive Advantages

   APF believes it will have certain competitive advantages that will enable it to be selective with respect to real estate investment opportunities. These advantages, listed below, will enable APF to meet its investment objectives of stockholder distributions, growth and enhanced stockholder value.

  . Size. The Acquisitions will position APF as one of the largest REITs in the United States providing financing to the restaurant industry and restaurant property services. The large capitalization of APF will permit it to obtain capital from numerous sources at competitive rates.

  . Variety of Financing Options. Currently, APF is in a favorable position to borrow funds at competitive rates to expand its portfolio while maintaining a conservative capital structure. APF's ability to borrow and to securitize its mortgage loans will enable it to continue to acquire additional restaurant properties without the necessity of accessing the equity capital markets by selling additional capital stock and exposing current stockholders to potential dilution. APF's UPREIT structure with the Operating Partnership also provides it with additional potential access to capital through the sale of the Operating Partnership's units.

  . Established Relationships with Clients. Through its acquisition of the CNL Restaurant Businesses, APF will enhance its strong tenant relationships and contacts with potential future tenants and mortgage loan recipients. APF's management believes that its long-standing relationships with its clients gives APF the opportunity to provide additional restaurant property services and financial products to such clients for their future business needs.

  . Broad Array of Products and Services. Established in-house acquisition, development and financing capabilities will provide APF with a competitive advantage over most other triple-net lessors and traditional real estate lenders that typically provide more limited scope of services to their prospective restaurant clients. APF believes that its ability to provide operators of national and regional restaurant chains with a variety of financing alternatives, site-selection and development services, as well as providing merger and acquisition advisory services through CAS, will provide APF with a competitive advantage in the restaurant finance business.

  . Experienced Management. APF's acquisition of the CNL Restaurant
    Businesses will provide it with a senior management team with an average of more than 17 years of experience in developing and operating restaurant properties and in real estate finance and capital markets. APF believes that this management team, which will become APF's management team following the CNL Restaurant Business Acquisitions, has a specialized ability to invest in and manage restaurant real estate that will decrease APF's investment risk and enhance stockholders' returns.

Strategic Alliance with CNL Advisory Services, Inc.

   As part of its acquisition of the Advisor, APF will assume the Advisor's rights and obligations under a strategic alliance the Advisor entered into with CAS, a wholly-owned subsidiary of CNL Group, Inc., which advises operators of national and regional restaurant chains on the merger and acquisition of restaurant businesses. Under the terms of the agreement between CAS and the Advisor, APF has a right of first refusal to provide financing for restaurant properties in connection with any merger or acquisition with respect to which CAS is providing advisory services. APF did not attempt to acquire CAS because the income generated by CAS does not qualify under the gross income tests for a REIT. APF believes, however, that the agreement with CAS will generate additional financing opportunities for APF and further enhance its relationships with operators of national and regional restaurant chains.

APF's Restaurant Properties

   Currently Owned Restaurant Properties. The following table provides certain annualized information with respect to the restaurant properties owned and leased on a triple-net basis by APF for restaurant properties owned as of September 30, 1998.

                         Total Number of            Average Age    Annualized    Percent of
                           Restaurant     Number   of Restaurant Aggregate Total   Total
Restaurant Chain           Properties    of States  Properties   Rental Revenue   Revenue
----------------         --------------- --------- ------------- --------------- ----------
Golden Corral...........        33           13         2.5        $ 4,816,000      11.7%
Jack in the Box.........        40            7         2.2          4,250,000      10.3
Bennigan's..............        20            7        15.3          3,749,000       9.1
Boston Market(1)........        30           17         2.4          3,310,000       8.0
Steak and Ale
 Restaurant.............        18            6        21.1          2,774,000       6.7
Black-eyed Pea..........        20            7         5.8          2,177.000       5.3
Darryl's................        15            7        17.8          2,125,000       5.2
IHOP....................        14            7         2.4          1,892,000       4.6
Applebee's..............        12            3         4.0          1,676,000       4.1
Pollo Tropical..........        11            1         4.7          1,538,000       3.7
Ground Round............        13            8        18.3          1,419,000       3.4
Arby's..................        17            9         3.1          1,396,000       3.4
Burger King.............         9            5         4.9          1,185,000       2.9
Chevy's Fresh Mex.......         5            4         5.4          1,156,000       2.8
Tumbleweed Southwest
 Mesquite Grill and
 Bar....................         7            2         8.9          1,036,000       2.5
Sonny's Real Pit Bar-B-
 Q......................         7            1        12.1            877,000       2.1
Pizza Hut...............        44            3        15.5            858,000       2.1
Wendy's.................         8            2         2.0            596,000       1.4
Shoney's................         4            3         1.8            514,000       1.2
Houlihan's..............         3            1        25.0            498,000       1.2
Denny's.................         4            3         8.8            442,000       1.1
Other...................        23           11         2.5          2,943,000       7.2
                               ---          ---        ----        -----------     -----
  Total.................       357                                 $41,227,000     100.0%
                               ===                                 ===========     =====

--------
(1) In October 1998, tenants of 29 Boston Market restaurant properties filed voluntary petitions for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code. To date, the tenants have closed 13 of these restaurant properties. APF is actively marketing these restaurant properties for release or sale.

   As of September 30, 1998, APF leased on a triple-net basis 357 restaurant properties in 37 states and substantially all of the restaurant properties were being leased. All nonperforming restaurant properties owned by APF are actively being marketed for either re-lease or sale. Assuming that the Acquisitions had occurred on September 30, 1998, APF would own 978 restaurant properties available for triple-net leasing located in 45 states.

   APF typically either acquires, owns and manages freestanding restaurant properties leased to individual tenants or makes mortgage loans to operators of national and regional restaurant chains. The restaurant properties typically are located within intensive commercial traffic corridors near traffic generators such as regional malls, business developments and major thoroughfares. APF believes that restaurant properties with these characteristics are desired by tenants because they offer high visibility to passing traffic, ease of access, tenant control over the site's hours of operation and maintenance standards and distinctive building design which promotes greater customer identification. In addition, APF believes that freestanding restaurant properties permit tenants to open new restaurants quickly, due to the short development cycles generally associated with such restaurant properties, and provide tenants with flexibility in responding to changing retail trends.

   The buildings on the restaurant properties owned by APF or with respect to which APF extends mortgage loans are generally of the current design of the restaurant chain. The restaurants are generally rectangular buildings and are constructed from various combinations of stucco, steel, wood, brick and tile. Buildings generally range from 1,300 to 12,700 square feet, with the larger restaurants having a greater seating and equipment area. Building and site preparation vary depending upon the size of the building and the site and the area in which the restaurant is located. Buildings and site preparation costs generally range from $250,000 to $1,250,000 for each restaurant. All buildings owned by APF or with respect to which APF extends mortgage loans are freestanding and surrounded by paved parking areas.

   Restaurant Investments Following CNL Restaurant Business Acquisitions. If APF had acquired the CNL Restaurant Financial Services Group as of September 30, 1998, APF's portfolio would have consisted of investments (which include mortgage financings and securitizations) in 816 restaurant properties located in 42 states. The following table sets forth certain information, by geographic region, regarding the geographic diversification of those investments assuming the CNL Restaurant Financial Services Group had been acquired as of September 30, 1998.

                         Regional Property Distribution
                           (as of September 30, 1998)

                                       Total Number of
                                         Restaurant
Restaurant Chain                        Properties(1)  West Central South East
----------------                       --------------- ---- ------- ----- ----
Taco Bell.............................        84         0     25      6   53
Burger King...........................        74         4      8     26   36
Applebee's............................        69        10      0     38   21
Wendy's...............................        59         3      0     24   32
T.G.I. Friday's.......................        49        20      8      9   12
Pizza Hut.............................        46         0      0      0   46
Bennigan's............................        42         0     15     19    8
Jack in the Box.......................        40        20     20      0    0
Papa John's...........................        39         1      0     21   17
Golden Corral.........................        35         0     17     12    6
Boston Market.........................        30         6     11      2   11
Steak and Ale Restaurant..............        24         0      8     13    3
Arby's................................        21         3      0     11    7
Black-eyed Pea........................        20         7     11      1    1
Ruby Tuesday..........................        20         7     11      0    2
Denny's...............................        16         1      3     11    1
Darryl's..............................        15         0      0     13    2
Sonny's Real Pit Bar-B-Q..............        15         0      0     15    0
IHOP..................................        14         2      8      3    1
Ground Round..........................        13         0      3      0   10
Fazoli's..............................        12         0      0     12    0
KFC...................................        11         0      0     10    1
Shoney's..............................        11         3      0      8    0
Pollo Tropical........................        10         0      0     10    0
Tumbleweed Southwest Mesquite Grill &
 Bar .................................         7         0      1      6    0
Del Taco..............................         6         6      0      0    0
Popeyes...............................         6         0      0      6    0
Chevy's Fresh Mex.....................         5         2      1      0    2
Houlihan's............................         4         0      1      0    3
Other.................................        19         0      3     11    5
                                             ---       ---    ---    ---  ---
  Total...............................       816        95    154    287  280
                                             ===       ===    ===    ===  ===

   Restaurant Investments Following the Fund Acquisitions. Upon completion of the Fund Acquisitions, assuming that APF had acquired all of the Funds as of September 30, 1998 and assuming consummation of the CNL Restaurant Business Acquisitions, APF would own and lease on a triple-net basis 978 restaurant properties located in 45 states and would have investments (which include mortgage financings and securitizations) in 1,437 restaurant properties.

Evaluation of Investment Opportunities

   Restaurant properties acquired by APF are undeveloped, newly-constructed or existing restaurant properties. The average age of the buildings in APF's property portfolio is approximately 8.2 years. In addition, APF generally acquires restaurant properties for which there is an existing lease in order to avoid the risks inherent in initial leasing.

   In addition to acquiring restaurant properties, APF also provides mortgage loans to tenants. APF endeavors to structure the mortgage loans so that the returns are comparable to the returns that APF receives on its triple-net leases. To a lesser extent, APF offers secured equipment leases to operators of national and regional restaurant chains pursuant to which APF will finance, through direct financing leases or loans, the furniture, fixtures and equipment located at the restaurant properties. This service is traditionally provided as an accommodation to APF's tenants.

   Since APF's inception, the Advisor has been responsible for evaluating investment opportunities for APF. The Advisor has performed these services generally through its departments that focus on various aspects of real property investment. Following its acquisition of the Advisor, APF will perform the services currently provided by the Advisor. It is expected that APF will maintain the following departments established by the Advisor:

  . Acquisitions. This department is responsible for originating new investments with, and maintaining relationships within, the restaurant chain industry. From APF's inception through September 30, 1998, APF and the CNL Restaurant Businesses originated, for APF or certain affiliates, a total of $1.2 billion in triple net-leases and mortgage loans in the restaurant chain industry. The total volume of investments by APF and the CNL Restaurant Businesses has increased from $146 million in 1995 to $254 million in 1998. In analyzing potential restaurant property acquisitions and investments, APF will carefully underwrite each aspect of the transaction, including the tenant, the real estate and the lease or mortgage loan, to satisfy the acquisition criteria and enhance the value of returns as described below.

        Tenant and Borrower Evaluation -- Each potential tenant or mortgagor is subjected to an extensive evaluation of its credit, management, ranking in the industry, operating history and profitability. The Advisor seeks, and APF will continue to seek, clients who have established credit. APF may also seek a letter of credit or guaranty of lease obligations from the tenant's corporate parent providing additional financial security.

        Leases with Increasing Rents -- Generally, clauses are included in the leases providing for increases in rent over the term of the leases. The increases are scheduled rental increases, are a percentage of gross sales above a specific level or are tied to certain indices such as the consumer price index.

        Lease Provisions that Protect Value -- As appropriate, the Advisor attempts to include provisions in APF's leases that require its consent to certain tenant activity or the satisfaction of specific operating tests. These provisions include, for example, operational and financial covenants, prohibitions on a change of control and indemnification from the tenant against environmental and other contingent liabilities. These provisions enable APF to protect its investment from operational and financial changes that could impact the client's ability to satisfy its obligations or could reduce the value of the restaurant properties.

  . Underwriting. This department performs detailed underwriting of individual restaurant operators as well as restaurant chains. APF believes that the Advisor's conservative underwriting has led to APF's historically low default and loss experience.

   The Advisor's investment committee, which APF intends to continue and which is comprised of senior management, functions as a separate and final step in the approval process. As part of the underwriting process, the investment committee independently evaluates each investment opportunity. As a transaction is structured, it is evaluated for its expected financial returns, creditworthiness of the tenant, the real estate characteristics, guarantors or other collateral, and the lease or mortgage loan terms. As a result of the CNL Restaurant Business Acquisitions, APF will become one of the industry leaders in triple-net lease financing and mortgage loan origination. The proven systems of the CNL Restaurant Businesses will enable APF to effectively underwrite tenant or borrower financings.

  . Development Services. This group provides a full range of real estate development services, including market evaluation, site selection, due diligence, construction management and turn-key, build-to-suit development. The development services group will provide APF with a pipeline of restaurant property financing transactions by overseeing the initial development of sites for the client and establishing a relationship with the client at the start of its use of the restaurant property.

  . Asset Management. This group is comprised of restaurant property real estate and servicing specialists who monitor and manage the portfolio of real estate and the real estate financings as well as any secured equipment financing. The asset management group seeks to optimize the performance of the current portfolio of restaurant properties through timely dispositions and favorable lease modifications. It also monitors payment receipts, property tax and insurance compliance, administers underperforming and non-performing investments and oversees dispositions and tenant substitutions. The asset management group is also responsible for performing due diligence in advance of purchasing restaurant properties, interfacing with legal counsel and other third-party service providers and tracking the performance of tenants and restaurant concepts to identify potential concerns in advance of default.

  . Finance/Treasury. This group will be responsible for securitizing APF's mortgage loan portfolios in the capital markets and ensuring that APF has adequate capital sources and lending capacity to continue to develop APF's triple-net lease and mortgage loan business. Additionally, this group will be responsible for APF's compliance with the rules and regulations of the Securities and Exchange Commission and financial and tax reporting.

Financial Products and Services

   Description of Leases. Initial lease terms for the restaurant properties typically are, or are expected to be, 15 to 20 years, with up to five renewal options for five year periods. As of September 30, 1998, the average remaining initial lease term with respect to APF's 357 restaurant properties was approximately 17 years. Leases accounting for 95% of annualized base rent for restaurant properties owned as of September 30, 1998, have initial lease terms extending until at least December 31, 2009.

   The following table shows the number of leases in APF's restaurant property portfolio which expire each calendar year through the year 2009, as well as the number of leases which expire after December 31, 2009. The table does not reflect the exercise of any of the renewal options provided to the tenant under the terms of such leases.

                             Lease Expiration Table

                                                                  Base Rent
                                                             -------------------
Year                                                  Number   Amount    Percent
----                                                  ------ ----------- -------
1999.................................................  --    $       --     -- %
2000.................................................  --            --     --
2001.................................................  --            --     --
2002.................................................    1       134,000    0.3
2003.................................................  --            --     --
2004.................................................  --            --     --
2005.................................................  --            --     --
2006.................................................    1       109,000    0.3
2007.................................................  --            --     --
2008.................................................    2       200,000    0.5
2009.................................................    1        95,000    0.2
Thereafter...........................................  337    39,555,000   98.7
                                                       ---   -----------  -----
  Totals(1)..........................................  342   $40,093,000  100.0%
                                                       ===   ===========  =====

--------
(1) Excludes the leases of 15 restaurant properties with aggregate base rental income of $1,608,000, including 13 Boston Market restaurant properties, which have been terminated. APF is actively marketing the restaurant properties for re-lease or sale.

   As of September 30, 1998, leases in APF's restaurant property portfolio representing approximately 18% of base rent include periodic contractual increases in base rent only; leases representing approximately 16% of base rent include percentage rent provisions only; and leases representing approximately 65% of base rent include both contractual increases in base rent and percentage rent provisions. The contractual increases in base rent and the percentage rent formulas are generally tied to increases in certain indices such as the consumer price index, participation in gross sales above a stated level, mandated rental increases on specific dates or by other methods. Leases which provide for increases in annual base rent do so on a periodic basis. The first such increase generally occurs after five years of the lease term. These increases generally range in amount from 5% to 15% after every five years of the lease term. Since all of APF's restaurant properties were acquired in 1995 or thereafter, a significant number of such contractual rent increases will not become effective until 2000 or later. In addition, for those restaurant properties that provide for the payment of percentage rent, such rent is generally in the range of 4% to 8% of the tenant's annual gross sales, less the amount of annual base rent payable in that lease year. For the nine months ended September 30, 1998, APF recognized percentage rent of $46,151 (approximately 0.2% of total revenues).

   Substantially all of APF's leases are triple-net leases that provide that the tenants bear responsibility for substantially all of the costs and expenses associated with the ongoing maintenance and operation of the leased properties, including utilities, property taxes and insurance. The remainder of APF's leases are on terms which management believes are substantially the same as those of its triple-net leases. APF's leases generally also provide that the tenants are responsible for roof and structural repairs. Structural repairs generally are repairs and improvements required by law, long-term capital items such as roof repair or replacement, and, in limited cases, replacement of heating and air conditioning systems. It is not possible, however, in all instances to completely insulate APF, which ultimately may, under some of its leases, bear some of the costs and expenses normally associated with property ownership. APF expects that it will be able to pay these expenses through retained funds from operations or borrowings.

   Lease provisions relating to casualty loss and condemnation vary among APF's leases. The leases on restaurant properties generally obligate the tenant to repair and restore the restaurant property or to substitute another restaurant property for the damaged or condemned restaurant property. Under the leases of the remaining restaurant properties, APF generally is required to repair or restore a restaurant property in the event of casualty loss or condemnation, although it is entitled to casualty insurance proceeds, including proceeds, if any, for loss of rent, or condemnation proceeds in such circumstances. To the extent that the tenant may abate its rent payments pending the repair or restoration of a restaurant property and such abatement is not offset by insurance proceeds, APF's rental income may be adversely affected. In a number of APF's leases, the tenant may terminate its lease upon casualty or condemnation. In substantially all of these leases, the tenant's right to terminate the lease is conditioned on one or more of the following factors: (i) the damage or the taking being of a material nature; (ii) the damage or taking occurring within the last few years of the lease term (and the tenant not exercising its option to extend the lease); or (iii) the period of time necessary to repair the premises exceeding a specified number of months.

   A substantial number of APF's leases include purchase options in favor of the tenant, generally at no less than fair market value, or a right of first refusal if APF should seek to sell a restaurant property. Under certain circumstances, a tenant generally may assign its lease or sublet the property without APF's approval, although the tenant typically remains liable under the lease and the guarantor, if any, typically remains liable under its guaranty subsequent to assignment or sublease. Under certain of the leases, the tenant has a right, under specified circumstances, to substitute a comparable property for a property leased from APF.

   Mortgage Loans. APF provides mortgage loans to operators of national and regional restaurant chains or their affiliates, to enable them to acquire restaurant properties. APF's management believes that the criteria for investing in the mortgage loans are substantially the same as those involved in APF's investments in its triple-net-lease restaurant properties. Therefore, APF uses the same underwriting criteria as described above in "-- Evaluation of Investment Opportunities."

   Generally, APF believes the rate of return and terms of these transactions are similar to those of the leases. The borrower is responsible for all of the expenses of owning the building and improvements, as with the triple-net leases, including expenses for insurance and repairs and maintenance. The mortgage loans are fully amortizing loans, generally over a period of 15 to 20 years, with payments of principal and interest due monthly. The interest rates charged under the terms of the mortgage loans are fixed over the term of the loan and generally are comparable to, or slightly lower than, lease rates charged to tenants for the restaurant properties.

   Build to Suit Development. Following the CNL Restaurant Business Acquisitions, APF will provide build-to-suit construction services, including market analysis, site selection, contract negotiation, permitting and construction. APF will be able to provide all or a selected portion of these services to operators of national and regional restaurant chains.

   APF will review the appropriate trade areas in the markets identified by each restaurant operator, and, by analyzing demographics, site criteria, costs and traffic patterns, APF will determine the best potential target areas for developing its client's restaurants. After consulting with its clients, APF will then negotiate the real estate contract or lease agreement, as appropriate. As part of its site acquisition/development services, APF will perform preliminary due diligence on the restaurant property. APF will coordinate all necessary architectural and engineering services related to the restaurant property and will prepare preliminary and final construction budgets. As the project progresses into the construction phase, APF will pre-qualify various general contractors prior to issuing an invitation to bid and will then select the general contractor from the bidding process, provide cost comparisons among bidders and select the general contractor with approval of the client.

The Food Service Industry

   The food service industry, as defined by the U.S. Department of Commerce, is one of the largest sectors of the nation's economy. During 1998, the industry generated an estimated $338.4 billion of revenue, representing over 4% of the Gross Domestic Product of the United States. The food service industry grew at an estimated inflation-adjusted rate of 2.6% during 1998, representing the seventh consecutive year of real sales growth for the industry.

   The food service industry is typically divided into three major food segments: commercial, institutional and military. The commercial food service sector includes full-service and fast-food restaurants, cafeteria/buffet restaurants, social caterers and ice cream/yogurt retail stores. Within the restaurant industry, the fast-food group is typically defined as those restaurants perceived by consumers as fast-food or take-out establishments without table service, specializing in pizza, chicken, hamburgers and similar food items. Full-service restaurants include those in the family, steak and casual dining sections that have table service and generally have a broader selection of menu items with longer preparation times than do fast-food restaurants. Although these segments can be further differentiated by price, it is consumer perception, as well as average meal price, that influences how individual restaurant chains are categorized.

   APF's business is focused exclusively on the restaurant industry. The restaurant industry employs more people and has more locations than any other retail industry in the United States. According to Nation's Restaurant News, there were nearly 799,000 restaurants in the United States as of December 31, 1997. According to NPD Recount, a national consulting group which specializes in the restaurant industry, restaurant chains having three or more properties accounted for approximately 47% of all restaurants in the United States in 1997. The majority of these properties are fast food restaurants, with others generally in the full service segment. Of the 210,000 chain restaurants having an identified restaurant concept as of December 31, 1997, approximately 117,500 were within the 100 largest restaurant chains. Each of these restaurant chains had 1997 projected total system-wide sales exceeding $182 million. According to Nation's Restaurant News, the top 200 restaurant chains represented 42% of restaurant properties. According to the National Restaurant Association, fast-food restaurants experienced a 5.6% increase in overall sales and full-service restaurants experienced a 5.3% increase in 1998.

   Sales in the restaurant industry have increased from $173.7 billion in 1985 to a projected $354 billion for 1999. The top 200 franchisees of national restaurant chains based on sales volume (APF's target market), increased from $10.8 billion in 1995 to $11.7 billion in 1996 to $13.1 billion in 1997. The number of restaurant properties for the same top franchisees increased from 12,325 in 1995 to 12,846 in 1996 and to 14,170 in 1997, reflecting a growth rate of 10.3% compared with 1996.

   As the restaurant chain industry has matured, APF has seen a trend toward consolidation which offers opportunities for APF to provide its restaurant property service and financing to leading franchisors which are accounting for the majority of the growth in the industry. During the past decade, restaurant chains have increased market position in comparison to independent restaurant companies by achieving economies of scale and by developing strong brand equity. Much of the chains' market share gains in the past came at the expense of small, independent operators, who tended to be less sophisticated and less focused on new restaurant development. The top chains may face greater chain-versus-chain competition, however, rather than chain-versus-independent competition. APF's target market remains national and regional franchisors and franchisees within the top 200 restaurant operating companies. The top 100 restaurant chains have increased their share of restaurant units from 25% in 1980 to 32% of current U.S. units, and their revenues have increased in the same period from 40% to 48% of total current domestic revenues.

   Growth in the fast-food, family-dining and casual-dining sectors of the restaurant industry are expected to remain strong for several reasons, but primarily because the income of households continues to rise through the maturation of the baby boomers as well as the number of women working outside the home. Today's dual income lifestyle in American families continues to be the norm. Consequently, the need for convenience food outside the home continues to grow.

Restaurant Finance Industry

   The restaurant finance industry has changed significantly in the past 20 years. In many respects this change has coincided with the maturation of the franchising business in the restaurant industry and the increasing use of debt securitization in the capital markets. Restaurants were viewed as high-risk investments by lenders. As a result, financing options were limited to local banks or loans or equity investments from friends and family. The development of marketing, brand identification and delivery systems in major chain restaurants has dramatically reduced the failure rate of restaurants over the last two decades and made them more attractive credit risks.

   In the early 1990's, companies began to recognize the strengthening profile of franchisees and franchise systems. Investment vehicles were designed to pool and securitize restaurant loans. This securitization process has increased the capital available to franchisees, especially smaller franchisees, and has fueled much of the consolidation in the restaurant industry over the past three years. As a result, a number of new competitors have entered the restaurant finance arena.

   Over the past six years, the total volume of commercial mortgage backed securities has grown to more than $290 billion and is the fastest-growing source of capital in the real estate market. Upon acquiring the CNL Restaurant Financial Services Group, APF will increase its origination of mortgage loans, will securitize those loans, when market conditions are suitable, and will retain the servicing rights. APF believes that the economics of the securitizations will permit APF to focus on and capitalize on financing opportunities existing in a low interest rate environment. However, as interest rates rise, restaurant chain operators will tend to prefer triple-net lease financing. The ability to originate both triple-net lease and debt financing will allow APF to provide restaurant chain operators with flexible financing options in a changing economic environment.

Environmental Matters

   APF will undertake a third-party Phase I investigation of potential environmental risks when evaluating an acquisition. A "Phase I investigation" is an investigation for the presence or likely presence of hazardous substances or petroleum products under conditions which indicate an existing release, a post release or a material threat of a release. A Phase I investigation does not typically include any sampling. Where warranted, further assessments are performed by third-party environmental consulting and engineering firms. APF may acquire a restaurant property with environmental contamination, subject to a determination of the level of risk and potential cost of remediation. APF generally will require restaurant property tenants to fully indemnify it against any environmental problem or condition existing as of the date of purchase and will obtain environmental insurance for any contaminations on restaurant properties. In some instances, APF will be the assignee of or successor to the buyer's indemnification rights. Additionally, APF will generally structure its leases to require the tenant to assume all responsibility for environmental compliance or environmental remediation and to provide that non-compliance with environmental laws be deemed a lease default.

Insurance

   Under their leases, APF's tenants generally are responsible for providing adequate insurance on the restaurant properties. APF believes its restaurant properties are covered by adequate fire, flood, liability and property insurance provided by reputable companies. Some of the restaurant properties, however, are not covered by disaster-type insurance with respect to certain hazards (such as earthquakes) for which coverage is not available or available only at rates which, in the opinion of APF, are prohibitive.

Competition

   The fast-food, family-style and casual dining restaurant business is characterized by intense competition. The operators of the restaurants located on the restaurant properties will compete with independently owned restaurants, restaurants which are part of local or regional chains and restaurants in other well-known national chains, including those offering different types of food and service.

   Many successful fast-food, family-style and casual dining restaurants are located in "eating islands," which are areas to which customers tend to return frequently and within which they can diversify their eating habits, because in many cases the presence of some local competition may enhance the restaurant's success instead of detracting from it. Fast-food, family-style and casual dining restaurants frequently experience better operating results when there are other restaurants in the same area.

   APF itself will compete with other persons and entities both to locate suitable restaurant properties for acquisition and to locate purchasers for its restaurant properties. APF also will compete with other financing sources such as banks, mortgage lenders and sale/leaseback companies for suitable restaurant properties, tenants, mortgage loan borrowers and equipment tenants.

Regulation of Mortgage Loans and Equipment Leases

   APF's mortgage loans and secured equipment leases may be subject to regulation by federal, state and local authorities and subject to various laws and judicial and administrative decisions imposing various requirements and restrictions, including among other things, regulating credit granting activities, establishing maximum interest rates and finance charges, requiring disclosures to customers, governing secured transactions and setting collection, repossession, claims handling procedures and other trade practices. In addition, certain states may have enacted legislation requiring the licensing of mortgage bankers or other lenders, and these requirements may affect APF's ability to effectuate its mortgage loans and secured equipment leases. Whether APF can operate in these or other jurisdictions may be dependent upon a finding by the appropriate authority in the jurisdiction of financial responsibility, character and fitness of APF. APF may determine not to make mortgage loans or enter into secured equipment leases in any jurisdiction in which it believes APF has not complied in all material respects with applicable requirements.

Franchise Regulation

   Many states regulate the franchise or license relationship between a tenant/franchisee and a restaurant chain. APF will not be an affiliate of any restaurant chain, and is not currently aware of any states in which the relationship between APF as lessor and the tenant will be subjected to those regulations, but it will comply with such regulations in the future, if required. Additionally, restaurant chains which franchise their operations are subject to regulation by the Federal Trade Commission.

Employees

   APF currently has no employees. Following the CNL Restaurant Business Acquisitions, APF will employ approximately 135 individuals, who currently are employed by the Advisor or the CNL Restaurant Financial Services Group. None of APF's employees will be covered by a collective bargaining agreement.

Legal Proceedings

   APF is not a party to any material legal proceedings.

   MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
                            OPERATIONS OF THE FUNDS

   "Management's Discussion and Analysis of the Financial Condition and Results of Operations" of each Fund is included below. References to the "Income Fund," the "General Partners" and the "Limited Partners" are references to the relevant Fund, that Fund's General Partners and that Fund's limited partners, respectively. Complete financial statements for each of the Funds for the years ended December 31, 1995, 1996 and 1997 are attached as Exhibit F to the Proxy Statement.

   Statements contained in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" of each Fund, including, without limitation, the Year 2000 compliance disclosure, that are not historical facts may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the actual results of the Fund could differ materially from those set forth in the forward-looking statements. Certain factors that might cause such a difference include the following: changes in general economic conditions, changes in real estate conditions, APF's ability to successfully manage the restaurant properties it will acquire as a result of the Fund Acquisitions and the ability of tenants of those restaurant properties to make payments under their respective leases.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
               AND RESULTS OF OPERATIONS OF CNL INCOME FUND, LTD.

Introduction

   The Income Fund is a Florida limited partnership that was organized on November 26, 1985, to acquire for cash, either directly or through joint venture arrangements, both newly constructed and existing restaurant properties, as well as land upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food restaurant chains. The leases generally are triple-net leases, with the lessees responsible for all repairs and maintenance, property taxes, insurance and utilities. As of September 30, 1998, the Income Fund owned 17 restaurant properties, which included interests in two restaurant properties owned by joint ventures in which the Income Fund is a co-venturer and one restaurant property owned with affiliates as tenants-in-common.

Liquidity and Capital Resources

 Nine Months Ended September 30, 1998 Compared to the Nine Months Ended September 30, 1997

   During the nine months ended September 30, 1998 and 1997, the Income Fund generated cash from operations (which includes cash received from tenants, distributions from joint ventures, and interest and other income received, less cash paid for expenses) of $799,653 and $1,009,004, respectively. The decrease in cash from operations for the nine months ended September 30, 1998, is primarily a result of changes in the Income Fund's working capital and changes in income and expenses as described in "Results of Operations" below.

   Other sources and uses of capital included the following items during the nine months ended September 30, 1998.

   In April 1998, the Income Fund sold its restaurant property in Kissimmee, Florida, to the tenant for $680,000 and received net sales proceeds of $661,300, resulting in a gain of $235,804 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in 1987 and had a cost of approximately $475,400, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Income Fund sold this restaurant property for approximately $185,900 in excess of its original purchase price. In connection with the sale, the Income Fund incurred a deferred, real estate disposition fee of $20,400. Payment of the real estate disposition fee is subordinated to receipt by the Limited Partners of an aggregate, ten percent, noncompounded annual return on their adjusted capital contributions (the 10% Preferred Return) on a cumulative basis, plus their adjusted capital contributions. The Income Fund distributed $586,300 of the net sales proceeds as a special distribution to the Limited Partners and the balance of the proceeds was retained by the Income Fund to meet the Income Fund's working capital and other needs.

   Currently, rental income from the Income Fund's restaurant properties is invested in money market accounts or other short-term, highly liquid investments pending the Income Fund's use of such funds to pay Income Fund expenses or to make distributions to the partners. At September 30, 1998, the Income Fund had $285,367 invested in such short-term investments, as compared to $184,130 at December 31, 1997. The increase in cash and cash equivalents is primarily due to the Income Fund retaining a portion of the net sales proceeds received from the sale of the restaurant property in Kissimmee, Florida in April 1998. The funds remaining at September 30, 1998, will be used to pay distributions and other liabilities.

   Total liabilities of the Income Fund, including distributions payable, decreased to $430,748 at September 30, 1998, from $471,028 at December 31, 1997, primarily as a result of a decrease in distributions payable to the Limited Partners at September 30, 1998, as compared to December 31, 1997. Liabilities at September 30, 1998, to the extent they exceed cash and cash equivalents at September 30, 1998, will be paid from future cash from operations and, in the event we elect to make additional capital contributions or loans to the Income Fund, from future contributions or loans from us.

   Based on current and anticipated future cash from operations, and for the nine months ended September 30, 1998, a portion of the proceeds received from the sale of the restaurant property described above, the Income Fund declared distributions to Limited Partners of $1,436,486 and $948,663 for the nine months ended September 30, 1998 and 1997, respectively ($266,982 and $316,221 for the quarters ended September 30, 1998 and 1997, respectively). This represents distributions of $47.88 and $31.62 per unit for the nine months ended September 30, 1998 and 1997, respectively ($8.90 and $10.54 for the quarters ended September 30, 1998 and 1997, respectively). The distribution for the nine months ended September 30, 1998, included $586,300 of net sales proceeds from the sale of the restaurant property in Kissimmee, Florida. This special distribution was effectively a return of a portion of the Limited Partners' investment, although, in accordance with the Income Fund agreement, $216,361 was applied towards the 10% Preferred Return, on a cumulative basis, and the balance of $369,939 was treated as a return of capital for purposes of calculating the 10% Preferred Return. As a result of this return of capital, the amount of the Limited Partners' invested capital contributions (which generally is the Limited Partners' capital contributions, less distributions from the sale of a restaurant property that are considered to be a return of capital) was decreased; therefore, the amount of the Limited Partners' invested capital contributions on which the 10% Preferred Return is calculated was lowered accordingly. As a result of the sale of the Kissimmee restaurant property, the Income Fund's total revenue was reduced, while the majority of the Income Fund's operating expenses remained fixed. Therefore, distributions of net cash flow were adjusted commencing in the quarter ended June 30, 1998. No distributions were made to us for the quarters and nine months ended September 30, 1998 and 1997. No amounts distributed to the Limited Partners for the nine months ended September 30, 1998 and 1997, except for $369,939 as described above, are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions. The Income Fund intends to continue to make distributions of cash available for distribution to the Limited Partners on a quarterly basis.

   The Income Fund's investment strategy of acquiring restaurant properties for cash and leasing them under triple-net leases to operators who generally meet specified financial standards minimizes the Income Fund's operating expenses. We believe that the leases will continue to generate cash flow in excess of operating expenses.

   We, as the general partners of the Income Fund, have the right, but not the obligation, to make additional capital contributions if we deem it appropriate in connection with the operations of the Income Fund in which event such contributions will be returned to us from distributions of net sales proceeds at the same time that our initial capital contributions of $1,000 are returned.

 The Years Ended December 31, 1997, 1996 and 1995

   The Income Fund's primary source of capital for the years ended December 31, 1997, 1996 and 1995, was cash from operations (which includes cash received from tenants, distributions from joint ventures and interest received, less cash paid for expenses). Cash from operations was $1,316,816, $1,132,688 and $1,182,514 for the years ended December 31, 1997, 1996 and 1995, respectively. The increase in cash from operations during 1997, as compared to 1996, and the decrease during 1996, as compared to 1995, is primarily a result of changes in the Income Fund's working capital during each of the respective years. Cash from operations during the years ended December 31, 1997, 1996 and 1995, was also affected by the following items.

   In August 1996, the Income Fund entered into a lease amendment with the tenant of the restaurant property in Mesquite, Texas, to provide for lower initial base rent with scheduled rent increases retroactively effective March 1996. In anticipation of entering into this lease amendment, the Income Fund accepted a promissory note in March 1996, in the amount of $156,308, for past due rental and other amounts, and real estate taxes previously paid by the Income Fund on behalf of the tenant. Payments were due in 60 monthly installments of $3,492, including interest at a rate of 11% per annum, and collections commenced on June 1, 1996. Receivables at December 31, 1996, included $150,787 of such amounts, including accrued interest of $5,657 and late fees of $1,222. During 1997, the Income Fund collected the full amount of the promissory note.

   Other sources and uses of capital included the following items during the years ended December 31, 1997, 1996 and 1995.

   In June 1996, the Income Fund sold a small, undeveloped portion of the land relating to its restaurant property in Mesquite, Texas. In connection with such sale, the Income Fund received net sales proceeds of $20,000 and recognized a gain for financial reporting purposes of $19,000. Proceeds from the sale were used for operating activities of the Income Fund.

   During 1996 and 1997, the Income Fund entered into various promissory notes with CNL Realty Corp., the corporate general partner, for loans totaling $83,100 and $133,000, respectively, in connection with the operations of the Income Fund. The loans were uncollateralized, non-interest bearing and due on demand. As of December 31, 1997, the Income Fund had repaid the loans in full to the corporate general partner.

   In August 1997, the Income Fund sold its restaurant property in Casa Grande, Arizona, to a third party for $840,000 and received net sales proceeds (net of $2,691 which represents prorated rent returned to the tenant) of $793,009, resulting in a gain of $233,183 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in December 1986 and had a cost of approximately $667,300, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Income Fund sold the restaurant property for approximately $128,400 in excess of its original purchase price. In October 1997, the Income Fund reinvested the majority of the net sales proceeds in a restaurant property in Camp Hill, Pennsylvania, as described below. The transaction, or a portion thereof, relating to the sale of the restaurant property in Casa Grande, Arizona, and the reinvestment of the majority of the net sales proceeds in a restaurant property in Camp Hill, Pennsylvania, was structured to qualify as a like-kind exchange transaction for federal income tax purposes. However, the Income Fund distributed amounts sufficient to enable the Limited Partners to pay federal and state income taxes, if any, (at a level reasonably assumed by us) resulting from the sale.

   In addition, in August 1997, Seventh Avenue Joint Venture, in which the Income Fund owned a 50% interest, sold its restaurant property to its tenant for $950,000 and received net sales proceeds (net of $2,678 which represents prorated rent returned to the tenant) of $944,747, resulting in a gain to the joint venture of approximately $295,100 for financial reporting purposes. The restaurant property was originally acquired by Seventh Avenue Joint Venture in June 1986 and had a total cost of approximately $770,000, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the joint venture sold the restaurant property for approximately $177,400 in excess of its original purchase price. During 1997, as a result of the sale of the restaurant property, the joint venture was dissolved in accordance with the joint venture agreement. As a result, the Income Fund received approximately $472,400, representing its pro-rata share of the net sales proceeds received by the joint venture. In October 1997, the Income Fund reinvested a portion of the return of capital in a Ground Round restaurant property in Camp Hill, Pennsylvania, as described below. In December 1997, the Income Fund reinvested the remaining return of capital in a restaurant property located in Vancouver, Washington, as tenants-in-common with certain of our affiliates. The Income Fund distributed amounts sufficient to enable the Limited Partners to pay federal and state income taxes, if any (at a level reasonably assumed by us), resulting from the sale.

   None of the restaurant properties owned by the Income Fund or any joint venture in which the Income Fund owns an interest is or may be encumbered. Subject to certain restrictions on borrowings from us, however, the Income Fund may borrow, in our discretion, for the purpose of maintaining the operations of the Income Fund. The Income Fund will not encumber any of the restaurant properties in connection with any borrowings or advances. The Income Fund will not borrow for the purpose of returning capital to the Limited Partners. The Income Fund also will not borrow under circumstances which would make the Limited Partners liable to creditors of the Income Fund. From time to time, our affiliates incur certain operating expenses on behalf of the Income Fund for which the Income Fund reimburses such affiliates without interest.

   Currently, rental income from the Income Fund's restaurant properties is invested in money market accounts or other short-term, highly liquid investments pending the Income Fund's use of such funds to pay

Income Fund expenses or to make distributions to the partners. At December 31, 1997, the Income Fund had $184,130 invested in such short-term investments as compared to $159,379 at December 31, 1996. The funds remaining at December 31, 1997, will be used for the payment of distributions and other liabilities.

   During 1997, 1996 and 1995, certain of our affiliates incurred on behalf of the Income Fund $33,962, $40,510 and $50,300, respectively, for certain operating expenses. As of December 31, 1997 and 1996, the Income Fund owed $48,991 and $28,262, respectively, to affiliates for such amounts and accounting and administrative services. In addition, as of December 31, 1997 and 1996, the Income Fund also owed affiliates $66,750 in real estate disposition fees due as a result of services rendered in connection with the sale of two restaurant properties in previous years. The payment of such fees is deferred until the Limited Partners have received the sum of their cumulative 10% Preferred Return and their adjusted capital contributions.

   Amounts payable to other parties, including distributions payable, increased to $319,550 at December 31, 1997, from $318,877 at December 31, 1996.
Liabilities at December 31, 1997, to the extent they exceed cash and cash equivalents at December 31, 1997, will be paid from future cash from operations, proceeds from the sale of restaurant properties as described above, or, in the event we elect to make additional contributions or loans to the Income Fund, from future contributions or loans from us.

   Based primarily on current and anticipated future cash from operations, proceeds from the sale of restaurant properties as described above, and to a lesser extent additional loans received from us, the Income Fund declared distributions to Limited Partners of $1,264,884 for each of the years ended December 31, 1997 and 1996, and $1,264,883 for the year ended December 31, 1995. This represents distributions of $42.16 per Unit for each of the years ended December 31, 1997, 1996, and 1995. No amounts distributed to the Limited Partners for the years ended December 31, 1997, 1996 and 1995, are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions.

   We believe that the restaurant properties are adequately covered by insurance. In addition, we have obtained contingent liability and property coverage for the Income Fund. This insurance is intended to reduce the Income Fund's exposure in the unlikely event a tenant's insurance policy lapses or is insufficient to cover a claim relating to the restaurant property.

   Due to low operating expenses and ongoing cash flow, we do not believe that working capital reserves are necessary at this time. In addition, because the leases for the Income Fund's restaurant properties are generally on a triple-net basis, it is not anticipated that a permanent reserve for maintenance and repairs will be established at this time. To the extent, however, that the Income Fund has insufficient funds for such purposes, we will contribute to the Income Fund an aggregate amount of up to one percent of the offering proceeds for maintenance and repairs.

Results of Operations

 Nine Months Ended September 30, 1998 Compared to the Nine Months Ended September 30, 1997

   During the nine months ended September 30, 1997, the Income Fund owned and leased 15 wholly-owned restaurant properties (including one restaurant property in Casa Grande, Arizona, which was sold in August 1997), and during the nine months ended September 30, 1998, the Income Fund owned and leased 15 wholly owned restaurant properties (including one restaurant property in Kissimmee, Florida which was sold in April 1998), to operators of fast-food and family-style restaurant chains. In connection therewith, during the nine months ended September 30, 1998 and 1997, the Income Fund earned $774,444 and $780,333, respectively, in rental income from these restaurant properties, $243,612 and $253,305 of which was earned during the quarters ended September 30, 1998 and 1997, respectively. The decrease in rental income during the quarter and nine months ended September 30, 1998, as compared to the quarter and nine months ended September 30, 1997, is primarily attributable to a decrease in rental income as a result of restaurant property sales during 1998 and

1997. The decrease in rental income during the quarter and nine months ended September 30, 1998, as compared to the quarter and nine months ended September 30, 1997, was partially offset by an increase in rental income due to the fact that the Income Fund reinvested the majority of the net sales proceeds from the sale of a restaurant property in August 1997, in a restaurant property in Camp Hill, Pennsylvania in October 1997.

   In addition, for the nine months ended September 30, 1997, the Income Fund owned and leased three restaurant properties indirectly through joint venture arrangements (including one restaurant property sold in August 1997) and for the nine months ended September 30, 1998, the Income Fund owned and leased two restaurant properties indirectly through joint venture arrangements and one restaurant property with our affiliates as tenants-in-common. In connection therewith, during the nine months ended September 30, 1998 and 1997, the Income Fund earned $62,394 and $226,035, respectively, attributable to net income earned by these joint ventures, $20,937 and $172,680 of which was earned during the quarters ended September 30, 1998 and 1997, respectively. The decrease in net income earned by joint ventures is primarily attributable to the fact that in August 1997, Seventh Avenue Joint Venture, in which the Income Fund owned a 50 percent interest, sold its restaurant property resulting in a gain to the joint venture of approximately $295,100 for financial reporting purposes. The decrease is partially offset by the fact that in December 1997, the Income Fund reinvested a portion of its pro rata share of the net sales proceeds in a restaurant property located in Vancouver, Washington as tenants-in-common with certain of our affiliates.

   Operating expenses, including depreciation and amortization expense, were $245,595 and $235,872 for the nine months ended September 30, 1998 and 1997, respectively, of which $75,058 and $74,763 were incurred for the quarters ended September 30, 1998 and 1997, respectively.

   As a result of the sale of the restaurant property in Kissimmee, Florida, as described above in "Liquidity and Capital Resources," the Income Fund recognized a gain of $235,804 for financial reporting purposes for the nine months ended September 30, 1998. During the quarter and nine months ended September 30, 1997, the Income Fund sold the restaurant property in Casa Grande, Arizona and recognized a gain of $233,183 for financial reporting purposes.

 The Years Ended December 31, 1997, 1996 and 1995

   During the years ended December 31, 1995 and 1996, the Income Fund owned and leased 15 wholly owned restaurant properties and during the year ended December 31, 1997, the Income Fund owned and leased 16 wholly owned restaurant properties (including one restaurant property in Casa Grande, Arizona, which was sold in August 1997). During the years ended December 31, 1997, 1996 and 1995, the Income Fund was also a co-venturer in three separate joint ventures that each owned and leased one restaurant property (including one restaurant property owned and leased by Seventh Avenue Joint Venture, which was sold in August 1997). In addition, during 1997, the Income Fund owned and leased one restaurant property, with one of our affiliates, as tenants-in-common. As of December 31, 1997, the Income Fund owned, either directly or through joint venture arrangements, 18 restaurant properties which are, in general, subject to long-term, triple net leases. The leases of the restaurant properties provide for minimum base annual rental amounts (payable in monthly installments) ranging from approximately $16,000 to $222,800. Generally, the leases provide for percentage rent based on sales in excess of a specified amount. In addition, certain leases provide for increases in the annual base rent during the lease terms.

   During the years ended December 31, 1997, 1996 and 1995, the Income Fund earned $1,038,443, $1,115,530 and $1,129,406, respectively, in base rental income from the Income Fund's wholly owned restaurant properties described above. The decrease in rental income during the years ended December 31, 1997 and 1996, each as compared to the previous year, is partially attributable to a decrease of approximately $5,800 and $66,000, respectively, due to the fact that effective February 1, 1996, the Income Fund ceased receiving rental amounts from the former tenant of three restaurant properties. The rental payments from this former tenant represented the difference between (i) the payments due under the original leases entered into between the Income Fund and the former tenant and (ii) the payments due under the current leases on the restaurant properties between the Income Fund and the new tenants (two of which were re-leased to the corporate franchisor). In August 1997, the Income Fund sold one of the three restaurant properties, a restaurant property in Casa Grande, Arizona, and as a result of the sale, rental income decreased by approximately $27,700 during 1997. The decrease in rental income during 1997 was partially offset by an increase in rental income of approximately $17,700 resulting from the Income Fund reinvesting the majority of these net sales proceeds in a restaurant property in Camp Hill, Pennsylvania, in October 1997.

   In addition, the decrease in rental income during 1996, as compared to 1995, is partially attributable to a decrease of approximately $7,000 during 1996, due to the fact that during 1996, the Income Fund wrote off as uncollectible rental income amounts relating to the restaurant property in Oklahoma City, Oklahoma. Effective January 1, 1997, the Income Fund entered into a lease amendment with the tenant of this restaurant property to provide for lower base rental income. The Income Fund does not anticipate that these reduced rents will have a material adverse effect on operating results.

   The decrease in rental income during 1997, as compared to 1996, is also partially attributable to, and the decrease during 1996, as compared to 1995, is partially offset by, the fact that during 1996, the Income Fund recognized as income approximately $62,000 due under the promissory note with the tenant of the restaurant property in Mesquite, Texas, for which the Income Fund had previously established an allowance for doubtful accounts as the result of collection being doubtful, as described above in "Liquidity and Capital Resources."

   During the years ended December 31, 1997, 1996 and 1995, the Income Fund also earned $22,205, $56,409 and $35,176, respectively, in contingent rental income. The decrease in contingent rental income during 1997, as compared to 1996, and the increase during 1996, as compared to 1995, is attributable to the fact that during 1996, the Income Fund recognized approximately $27,800 in contingent rental income due under the promissory note with the tenant of the restaurant property in Mesquite, Texas, for which the Income Fund had previously established an allowance for doubtful accounts as the result of collection being doubtful, as described above in "Liquidity and Capital Resources."

   During the years ended December 31, 1997, 1996 and 1995, the Income Fund also earned $22,210, $101,293 and $13,011, respectively, in interest and other income. The decrease in interest and other income during 1997, as compared to 1996, and the increase during 1996, as compared to 1995, is primarily attributable to the fact that during 1996, the Income Fund recognized approximately $82,600 in interest and other income due under the promissory note with the tenant of the restaurant property in Mesquite, Texas, for which the Income Fund had previously established an allowance for doubtful accounts due to collection being doubtful, as described above in "Liquidity and Capital Resources."

   In addition, during the years ended December 31, 1997, 1996 and 1995, the Income Fund earned $250,142, $116,076 and $112,974, respectively, attributable to net income earned by the three joint ventures in which the Income Fund is a co-venturer (including one restaurant property owned and leased by Seventh Avenue Joint Venture, which was sold in August 1997). The increase in net income earned by joint ventures is primarily attributable to the fact that in August 1997, Seventh Avenue Joint Venture, in which the Income Fund owns a 50 percent interest, recognized a gain of approximately $295,100 for financial reporting purposes, as a result of the sale of its restaurant property, as described above in "Liquidity and Capital Resources." The increase in net income earned by joint ventures during 1997, was partially offset by a decrease of $31,300 in base rental income earned by the joint venture due to the sale of the restaurant property in August 1997.

   During at least one of the years ended December 31, 1997, 1996 and 1995, three of the Income Fund's lessees, Golden Corral Corporation, Wendy's International, Inc. and Restaurant Management Services, Inc., each contributed more than 10% of the Income Fund's total rental income (including the Income Fund's share of the rental income from three restaurant properties owned by joint ventures and one restaurant property owned with an affiliate as tenants-in-common). As of December 31, 1997, Golden Corral Corporation was the lessee under leases relating to five restaurants, Wendy's International, Inc. was the lessee under leases relating to one restaurant and Restaurant Management Services, Inc. was the lessee under leases relating to two restaurants. It is anticipated that Golden Corral Corporation and Restaurant Management Services, Inc. each will continue to contribute 10% or more of the Income Fund's total rental income during 1998 and subsequent years. In addition, during at least one of the years ended December 31, 1997, 1996 or 1995, three restaurant chains, Golden Corral, Wendy's and Popeyes, each accounted for more than 10% of the Income Fund's total rental income in 1997 (including the Income Fund's share of the rental income from three restaurant properties owned by joint ventures and one restaurant property owned with an affiliate as tenants-in-common). In subsequent years, it is anticipated that these three Restaurant Chains each will continue to account for more than 10% of the total rental income to which the Income Fund is entitled under the terms of its leases. Any failure of these lessees or restaurant chains could materially affect the Income Fund's income.

   Operating expenses, including depreciation and amortization expense, were $317,426, $325,199 and $328,465 for the years ended December 31, 1997, 1996 and
1995, respectively. The decrease in operating expenses during 1997, as compared to 1996, is primarily attributable to a decrease in accounting and administrative expenses associated with operating the Income Fund and its restaurant properties.

   As a result of the sale of the restaurant property in Casa Grande, Arizona, as described above in "Liquidity and Capital Resources," the Income Fund recognized a gain of $233,183 during 1997, for financial reporting purposes. In 1996, the Income Fund sold a portion of land related to the restaurant property in Mesquite, Texas, as described above in "Liquidity and Capital Resources," and recognized a gain of $19,000 for financial reporting purposes. No restaurant properties were sold during the year ended December 31, 1995.

General

   In May 1998, the Financial Accounting Standards Board reached a consensus in EITF 98-9, entitled "Accounting for Contingent Rent in the Interim Financial Periods." Adoption of this consensus did not have a material effect on the Income Fund's financial position or results of operations.

   The Income Fund's leases as of September 30, 1998, are, in general, triple-net leases and contain provisions that we believe mitigate the adverse effect of inflation. Such provisions include clauses requiring the payment of percentage rent based on certain restaurant sales above a specified level and/or automatic increases in base rent at specified times during the term of the lease. Management expects that increases in restaurant sales volumes due to inflation and real sales growth should result in an increase in rental income (for certain restaurant properties) over time. Continued inflation also may cause capital appreciation of the Income Fund's restaurant properties. Inflation and changing prices, however, also may have an adverse impact on the sales of the restaurants and on potential capital appreciation of the restaurant properties.

   The Year 2000 problem is the result of information technology systems and embedded systems (products which are made with microprocessor (computer) chips such as HVAC systems, physical security systems and elevators) using a two-digit format, as opposed to four digits, to indicate the year. Such information technology and embedded systems may be unable to properly recognize and process date-sensitive information beginning January 1, 2000.

   The Income Fund does not have any information technology systems. Certain of our affiliates provide all services requiring the use of information technology systems pursuant to a management agreement with the Income Fund. The maintenance of embedded systems, if any, at the Income Fund's restaurant properties is the responsibility of the tenants of the restaurant properties in accordance with the terms of the Income Fund's leases. We and our affiliates have established a team dedicated to reviewing the internal information technology systems used in the operation of the Income Fund, and the information technology and embedded systems and the Year 2000 compliance plans of the Income Fund's tenants, significant suppliers, financial institutions and transfer agent.

   The information technology infrastructure of our affiliates consists of a network of personal computers and servers that were obtained from major suppliers. The affiliates utilize various administrative and financial software applications on that infrastructure to perform the business functions of the Income Fund. Our inability and that of our affiliates to identify and timely correct material Year 2000 deficiencies in the software and/or infrastructure could result in an interruption in, or failure of, certain of the Income Fund's business activities or operations. Accordingly, we and our affiliates have requested and are evaluating documentation from the suppliers of our affiliates regarding the Year 2000 compliance of their products that are used in the business activities or operations of the Income Fund. The costs expected to be incurred by us and our affiliates to become Year 2000 compliant will be incurred by us and our affiliates; therefore, these costs will have no impact on the Income Fund's financial position or results of operations.

   The Income Fund has material third party relationships with its tenants, financial institutions and transfer agent. The Income Fund depends on its tenants for rents and cash flows, its financial institutions for availability of cash and its transfer agent to maintain and track investor information. If any of these third parties are unable to meet their obligations to the Income Fund because of the Year 2000 deficiencies, such a failure may have a material impact on the Income Fund. Accordingly, we have requested and are evaluating documentation from the Income Fund's tenants, financial institutions, and transfer agent relating to their Year 2000 compliance plans. At this time, we have not yet received sufficient certifications to be assured that the tenants, financial institutions, and transfer agent have fully considered and mitigated any potential material impact of the Year 2000 deficiencies. Therefore, we do not, at this time, know of the potential costs to the Income Fund of any adverse impact or effect of any Year 2000 deficiencies by these third parties.

   We currently expect that all Year 2000 compliance testing and any necessary remedial measures on the information technology systems used in the business activities and operations of the Income Fund will be completed prior to June 30, 1999. Based on the progress we and our affiliates have made in identifying and addressing the Income Fund's Year 2000 issues and the plan and timeline to complete the compliance program, we do not foresee significant risks associated with the Income Fund's Year 2000 compliance at this time. Because we and our affiliates are still evaluating the status of the systems used in business activities and operations of the Income Fund and the systems of the third parties with which the Income Fund conducts its business, we have not yet developed a comprehensive contingency plan and are unable to identify "the most reasonably likely worst case scenario" at this time. As we identify significant risks related to the Income Fund's Year 2000 compliance or if the Income Fund's Year 2000 compliance program's progress deviates substantially from the anticipated timeline, we will develop appropriate contingency plans.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
             AND RESULTS OF OPERATIONS OF CNL INCOME FUND II, LTD.

Introduction

   The Income Fund is a Florida limited partnership that was organized on November 13, 1986, to acquire for cash, either directly or through joint venture arrangements, both newly constructed and existing restaurant properties, as well as land upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food restaurant chains. The leases generally are triple-net leases, with the lessees responsible for all repairs and maintenance, property taxes, insurance and utilities. As of September 30, 1998, the Income Fund owned 38 restaurant properties, including three restaurant properties owned by joint ventures in which the Income Fund is a co-venturer and six restaurant properties owned with affiliates as tenants-in-common.

Liquidity and Capital Resources

 Nine Months Ended September 30, 1998 Compared to the Nine Months Ended September 30, 1997

   During the nine months ended September 30, 1998 and 1997, the Income Fund generated cash from operations (which includes cash received from tenants, distributions from joint ventures, and interest and other income received, less cash paid for expenses) of $1,601,005 and $1,579,694, respectively. The increase in cash from operations for the nine months ended September 30, 1998, as compared to the nine months ended September 30, 1997, is primarily a result of changes in the Income Fund's working capital.

   Other sources and uses of capital included the following items during the nine months ended September 30, 1998.

   During January 1998, the Income Fund used a portion of the net sales proceeds from the 1997 sale of two restaurant properties to acquire a restaurant property in Overland Park, Kansas, and a restaurant property in Memphis, Tennessee, as tenants-in-common with certain of our affiliates. In connection therewith, the Income Fund and the affiliates entered into separate agreements whereby each co-venturer will share in the profits and losses of each restaurant property in proportion to its applicable percentage interest. As of September 30, 1998, the Income Fund owned a 39.42% and a 13.38% interest in the restaurant property in Overland Park, Kansas and the restaurant property in Memphis, Tennessee, respectively.

   Currently, rental income from the Income Fund's restaurant properties is invested in money market accounts or other short-term, highly liquid investments pending the Income Fund's use of such funds to pay Income Fund expenses or to make distributions to the partners. At September 30, 1998, the Income Fund had $850,422 invested in such short-term investments, as compared to $470,194 at December 31, 1997. The increase in cash and cash equivalents during the nine months ended September 30, 1998, is primarily attributable to the release of funds held in escrow at December 31, 1997 relating to the sales of certain restaurant properties during 1997. The funds remaining at September 30, 1998, after payment of distributions and other liabilities, will be used to meet the Income Fund's working capital and other needs.

   Total liabilities of the Income Fund, including distributions payable, decreased to $741,613 at September 30, 1998, from $757,410 at December 31, 1997. We believe that the Income Fund has sufficient cash on hand to meet its current working capital needs.

   Based on (i) current and anticipated future cash from operations, (ii) for the nine months ended September 30, 1998, a portion of the proceeds received from the 1997 sales of the restaurant properties as described above, and (iii) for the nine months ended September 30, 1997, the $214,000 in termination fees received in conjunction with the sale of the two restaurant properties in Farmington Hills, Michigan, in October 1997, the Income Fund declared distributions to the Limited Partners of $2,778,878 and $1,782,000 for the nine months ended September 30, 1998 and 1997, respectively ($515,625 and $594,000 for the quarters ended

September 30, 1998 and 1997, respectively). This represents distributions for the applicable nine months of $55.58 and $35.64 per unit, respectively ($10.31 and $11.88 for the quarters ended September 30, 1998 and 1997, respectively). Distributions for the nine months ended September 30, 1998 included $1,232,003 as a result of the distribution of the majority of the net sales proceeds from the 1997 sale of the restaurant properties in Avon Park, Florida and Farmington Hills, Michigan. This special distribution was effectively a return of a portion of the Limited Partners' investment; although, in accordance with the Income Fund agreement, it was applied to the Limited Partners' unpaid preferred return. As a result of the sale of the restaurant properties, the Income Fund's total revenue was reduced, while the majority of the Income Fund's operating expenses remained fixed. Therefore, distributions of net cash flow were adjusted for the nine months ended September 30, 1998. No distributions were made to us for the quarters and nine months ended September 30, 1998 and 1997. No amounts distributed to the Limited Partners for the nine months ended September 30, 1998 and 1997, are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions. The Income Fund intends to continue to make distributions of cash available for distribution to the Limited Partners on a quarterly basis.

   The Income Fund's investment strategy of acquiring restaurant properties for cash and leasing them under triple-net leases to operators who generally meet specified financial standards minimizes the Income Fund's operating expenses. We believe that the leases will continue to generate cash flow in excess of operating expenses.

   We, as the general partners of the Income Fund, have the right, but not the obligation, to make additional capital contributions if we deem it appropriate in connection with the operations of the Income Fund.

 The Years Ended December 31, 1997, 1996 and 1995

   The Income Fund's primary source of capital for the years ended December 31, 1997, 1996 and 1995, was cash from operations (which includes cash received from tenants, distributions from joint ventures and interest received, less cash paid for expenses). Cash from operations was $2,157,912, $2,347,731 and $2,168,367 for the years ended December 31, 1997, 1996 and 1995, respectively. The decrease in cash from operations during 1997, as compared to 1996, is primarily a result of changes in the Income Fund's working capital, and the increase in cash from operations during 1996, as compared to 1995, is primarily a result of changes in income and expenses as described in "Results of Operations" below, and as a result of changes in the Income Fund's working capital. Cash from operations was also affected by the following transactions during the years ended December 31, 1997, 1996 and 1995.

   In 1993, the Income Fund accepted a promissory note from the tenant of two restaurant properties in Farmington Hills, Michigan, whereby $61,987, which had been included in receivables for past due rents, was converted to a loan receivable. The loan, which was non-interest bearing, was being collected in 48 monthly installments with collections commencing January 1993. The receivable was collected in full during 1996.

   In March 1996, the Income Fund accepted a promissory note from the former tenant of the restaurant property in Gainesville, Texas, in the amount of $96,502, representing past due rental and other amounts that had been included in receivables and for which the Income Fund had established an allowance for doubtful accounts, and real estate taxes previously recorded as an expense by the Income Fund. Payments are due in 60 monthly installments of $2,156, including interest at a rate of 11% per annum, commencing on June 1, 1996. Due to the uncertainty of the collectibility of this note, the Income Fund established an allowance for doubtful accounts and is recognizing income as collected. During 1997, the Income Fund collected and recognized as income approximately $18,100 relating to this promissory note. As of December 31, 1997 and 1996, the balances in the allowance for doubtful accounts relating to this promissory note were $74,590 and $92,987, respectively, including accrued interest of $2,654 and $3,493, respectively.

   Other sources and uses of capital included the following during the years ended December 31, 1997, 1996 and 1995.

   In November 1995, the Income Fund entered into a new lease for the restaurant property in Lombard, Illinois. In connection therewith, the Income Fund incurred approximately $40,600 in renovation costs which were paid during the years ended December 31, 1996 and 1997. Additional renovation costs of $25,000 were funded by the tenant, in accordance with the terms of the lease. The renovations were completed in November 1996 and rental payments commenced in July 1997, in accordance with the terms of the lease.

   In January 1996, the Income Fund entered into a promissory note with CNL Realty Corp., the corporate general partner, for a loan in the amount of $26,300 in connection with the operations of the Income Fund. The loan, which was uncollateralized and bore interest at a rate of prime plus 0.25% per annum was due on demand. The Income Fund repaid the loan in full, along with approximately $200 in interest, to the corporate general partner. In addition, in 1996, the Income Fund entered into various promissory notes with the corporate general partner for loans totalling $177,600 in connection with the operations of the Income Fund. The loans were uncollateralized, non-interest bearing and due on demand. As of December 31, 1996, the Income Fund had repaid the loans in full to the corporate general partner. In addition, in 1997, the Income Fund entered into various promissory notes with the corporate general partner for loans totalling $721,000 in connection with the operations of the Income Fund. The loans were uncollateralized, non-interest bearing and due on demand. As of December 31, 1997, the Income Fund had repaid the loans in full to the corporate general partner.

   In January 1997, Show Low Joint Venture, in which the Income Fund owns a 64% interest, sold its restaurant property to the tenant for $970,000, resulting in a gain to the joint venture of approximately $360,000 for financial reporting purposes. The restaurant property was originally contributed to Show Low Joint Venture in July 1990 and had a total cost of approximately $663,500, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the joint venture sold the restaurant property for approximately $306,500 in excess of its original purchase price. In June 1997, Show Low Joint Venture reinvested $782,413 of the net sales proceeds in a Darryl's restaurant property in Greensboro, North Carolina. As of December 31, 1997, the Income Fund had received approximately $124,400 representing a return of capital for its pro-rata share of the uninvested net sales proceeds. The Income Fund used these amounts to pay liabilities of the Income Fund, including quarterly distributions to the Limited Partners.

   During 1997, the Income Fund sold its restaurant property in Eagan, Minnesota, to the tenant, for $668,033 and received net sales proceeds of $665,882, of which $42,000 were in the form of a promissory note, resulting in a gain of $158,251 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in August 1987 and had a cost of approximately $601,100, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Income Fund sold the restaurant property for approximately $64,800 in excess of its original purchase price. In October 1997, the Income Fund reinvested the net cash sales proceeds of approximately $623,900 in a restaurant property in Mesa, Arizona, as tenants-in-common with one of our affiliates. In connection therewith, the Income Fund and its affiliate entered into an agreement whereby each co-venturer will share in the profits and losses of the restaurant property in proportion to each co-venturer's interest. The Income Fund owns a 57.77% interest in the restaurant property. The Income Fund distributed amounts sufficient to enable the Limited Partners to pay federal and state income taxes, if any (at a level reasonably assumed by us), resulting from the sale.

   In connection with the sale during 1997 of its restaurant property in Eagan, Minnesota, the Income Fund accepted a promissory note in the principal sum of $42,000. The promissory note bears interest at a rate of 10.50% per annum, is collateralized by personal property and is being collected in 18 monthly installments of interest only and thereafter, the entire principal balance shall become due. As of December 31, 1997, the mortgage note receivable was $42,734, including accrued interest of $734.

   In addition, during 1997, the Income Fund sold its restaurant properties in Jacksonville, Plant City and Avon Park, Florida; its restaurant property in Mathis, Texas and two restaurant properties in Farmington Hills, Michigan to third parties for aggregate sales prices of $4,162,006 and received aggregate net sales proceeds (net of $18,430, which represents amounts due to the former tenant for prorated rents) of $4,035,196, resulting in aggregate gains of $1,317,873 for financial reporting purposes. These six restaurant properties were originally acquired by the Income Fund during 1987 and had aggregate costs of approximately $3,338,800, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Income Fund sold these six restaurant properties for approximately $714,400, in the aggregate, in excess of their original aggregate purchase prices. During 1997, the Income Fund reinvested approximately $1,512,400 of these net sales proceeds in a restaurant property in Vancouver, Washington, and a restaurant property in Smithfield, North Carolina, as tenants-in-common with certain of our affiliates. As of December 31, 1997, remaining net sales proceeds from five of the six restaurant properties of $2,470,175, including accrued interest of $12,505, were being held in interest bearing escrow accounts. Some of the sales transactions, or portions thereof, relating to the sales of these six restaurant properties and the reinvestment of some of the net sales proceeds in additional restaurant properties qualified as like-kind exchange transactions for federal income tax purposes. However, the Income Fund distributed amounts sufficient to enable the Limited Partners to pay federal and state income taxes, if any (at a level reasonably assumed by us), resulting from these sales and distributed the remaining net sales proceeds to the Limited Partners in 1998. In connection with the sale of both of the Farmington Hills, Michigan restaurant properties, the Income Fund also received $214,000 as a lease termination fee from the former tenant in consideration of the Income Fund's releasing the tenant from its obligation under the terms of the leases.

   None of the restaurant properties owned by the Income Fund or the joint ventures in which the Income Fund owns an interest is or may be encumbered. Subject to certain restrictions on borrowing from us, however, the Income Fund may borrow, in our discretion, for the purpose of maintaining the operations and paying liabilities of the Income Fund including quarterly distributions. The Income Fund will not borrow for the purpose of returning capital to the Limited Partners. The Income Fund will not encumber any of the restaurant properties in connection with any borrowing or advances. The Income Fund also will not borrow under circumstances which would make the Limited Partners liable to creditors of the Income Fund. Certain of our affiliates from time to time incur certain operating expenses on behalf of the Income Fund for which the Income Fund reimburses the affiliates without interest.

   Currently, rental income from the Income Fund's restaurant properties is invested in money market accounts or other short-term, highly liquid investments pending the Income Fund's use of such funds to pay Income Fund expenses or to make distributions to the partners. At December 31, 1997, the Income Fund had $470,194 invested in such short-term investments, as compared to $318,756 at December 31, 1996.

   During 1997, 1996 and 1995, certain of our affiliates incurred on behalf of the Income Fund $68,555, $103,909 and $95,036, respectively, for certain operating expenses. As of December 31, 1997 and 1996, the Income Fund owed $126,284 and $45,078, respectively, to affiliates for such amounts and accounting and administrative services. Amounts payable to other parties, including distributions payable, decreased to $605,826 at December 31, 1997, from $642,163 at December 31, 1996. Liabilities at December 31, 1997, to the extent they exceed cash and cash equivalents at December 31, 1997, will be paid from future cash from operations, from proceeds from sales of restaurant properties as described above, from collections of amounts received in accordance with the agreement relating to past due rents described above, and, in the event we elect to make additional contributions or loans to the Income Fund, from future contributions or loans from us.

   Based primarily on current and anticipated future cash from operations, the return of capital from Show Low Joint Venture, a portion of the proceeds received from the sale of restaurant properties as described above, and loans received from us, the Income Fund declared distributions to the Limited Partners of $2,376,000 for each of the years ended December 31, 1997, 1996 and 1995. This represents distributions of $47.52 per Unit for each of the years ended December 31, 1997, 1996 and 1995. In deciding whether to sell restaurant properties, we will consider factors such as potential capital appreciation, net cash flow, and federal income tax considerations. The reduced number of restaurant properties for which the Income Fund receives rental payments, as well as ongoing operations, is expected to reduce the Income Fund's revenues. The decrease in Income Fund revenues, combined with the fact that a significant portion of the Income Fund's expenses are fixed in nature, is expected to result in a decrease in cash distributions to the Limited Partners during 1998. No amounts distributed or to be distributed to the Limited Partners for the years ended December 31, 1997, 1996 and 1995, are required to be treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions.

   We believe that the restaurant properties are adequately covered by insurance. In addition, we have obtained contingent liability and property coverage for the Income Fund. This insurance is intended to reduce the Income Fund's exposure in the unlikely event a tenant's insurance policy lapses or is insufficient to cover a claim relating to the restaurant property.

   Due to low operating expenses and ongoing cash flow, we do not believe that working capital reserves are necessary at this time. In addition, because the leases for the Income Fund's restaurant properties are on a triple-net basis, it is not anticipated that a permanent reserve for maintenance and repairs will be established at this time. To the extent, however, that the Income Fund has insufficient funds for such purposes, we will contribute to the Income Fund an aggregate amount of up to one percent of the offering proceeds for maintenance and repairs.

Results of Operations

 Nine Months Ended September 30, 1998 Compared to the Nine Months Ended September 30, 1997

   During the nine months ended September 30, 1997, the Income Fund owned and leased 36 wholly-owned restaurant properties (including seven restaurant properties sold in 1997), and during the nine months ended September 30, 1998, the Income Fund owned and leased 29 wholly-owned restaurant properties, to operators of fast-food and family-style restaurant chains. In connection therewith, during the nine months ended September 30, 1998 and 1997, the Income Fund earned $1,323,420 and $1,589,749, respectively, in rental income and contingent rental income from these restaurant properties, $452,276 and $545,365 of which was earned during the quarters ended September 30, 1998 and 1997, respectively. The decrease in rental income and contingent rental income during the quarter and nine months ended September 30, 1998, as compared to the quarter and nine months ended September 30, 1997 is primarily attributable to a decrease in rental income and contingent rental income as a result of the sales of seven restaurant properties during 1997. The Income Fund reinvested the majority of the net sales proceeds from the 1997 sales of several restaurant properties in restaurant properties held as tenants-in-common with certain of our affiliates resulting in an increase in equity in earnings of joint ventures, as described below. Rental income and contingent rental income are expected to remain at reduced amounts as a result of the Income Fund distributing the majority of the net sales proceeds from the 1997 sales of the restaurant properties in Avon Park, Florida and Farmington Hills, Michigan.

   In addition, during the nine months ended September 30, 1998 and 1997, the Income Fund earned $60,100 and $34,466, respectively in interest and other income, $17,361 and $17,521 of which was earned during the quarters ended September 30, 1998 and 1997, respectively. The increase in interest and other income for the nine months ended September 30, 1998 is primarily due to an increase in interest income earned on net sales proceeds relating to the sales of several properties during 1997 described above, pending the reinvestment of the net sales proceeds in additional restaurant properties and distributions to Limited Partners.

   For the nine months ended September 30, 1997, the Income Fund also owned and leased four restaurant properties indirectly through joint venture arrangements (including one restaurant property in Show Low Joint Venture, which was sold in January 1997) and one restaurant property as tenants-in-common with one of our affiliates. In addition, for the nine months ended September 30, 1998, the Income Fund owned and leased three restaurant properties indirectly through joint venture arrangements and six restaurant properties as tenants-in-common with certain of our affiliates. In connection therewith, during the nine months ended September 30, 1998 and 1997, the Income Fund earned $319,894 and $333,517, respectively, attributable to net income earned by these joint ventures, $104,979 and $40,610 of which was earned during the quarters ended September 30, 1998 and 1997, respectively. The decrease in net income earned by joint ventures for the nine months ended September 30, 1998, is primarily attributable to the fact that in January 1997, Show Low Joint Venture, in which the Income Fund owns a 64% interest, recognized a gain of approximately $360,000 for financial reporting purposes as a result of the sale of its restaurant property. Show Low Joint Venture reinvested the majority of the net sales proceeds in an additional property in June 1997. The decrease in net income earned by joint ventures during the nine months ended September 30, 1998, is partially offset by, and the increase in net income earned by joint ventures during the quarter ended September 30, 1998 is primarily attributable to, the fact that subsequent to September 30, 1997, the Income Fund reinvested the net sales proceeds from the sale of five restaurant properties during 1997, in five restaurant properties with certain of our affiliates as tenants-in-common.

   Operating expenses, including depreciation and amortization, were $424,970 and $448,861 for the nine months ended September 30, 1998 and 1997, respectively, of which $153,104 and $138,539 were incurred for the quarters ended September 30, 1998 and 1997, respectively. Depreciation expense during the quarter and nine months ended September 30, 1998, decreased, as compared to the same periods in 1997, primarily as a result of the sales of several restaurant properties during 1997. General operating and administrative expenses increased during the quarter and nine months ended September 30, 1998, primarily due to the Income Fund incurring roof repairs relating to the restaurant property in Lombard, Illinois. The Income Fund has entered into a new lease for this restaurant property and does not anticipate incurring such expenses in future periods.

   During the nine months ended September 30, 1998, the Income Fund recorded deferred, subordinated real estate disposition fees of $45,150 payable to CNL Fund Advisors, Inc. relating to the 1997 sales of the restaurant properties in Avon Park, Florida and Farmington Hills, Michigan. Initially, the Income Fund considered reinvesting the sales proceeds in additional restaurant properties and therefore did not include these amounts in the determination of the gain on sale for financial reporting purposes during 1997. However, during the nine months ended September 30, 1998, the Income Fund declared a special distribution of net sales proceeds from these restaurant properties payable to the Limited Partners. Accordingly, the Income Fund recorded these subordinated real estate disposition fees during the nine months ended September 30, 1998. The payment of these fees is subordinated to the Limited Partners receiving their 10% preferred return and their adjusted capital.

   As a result of the sales of the restaurant properties in Eagan, Minnesota and Jacksonville, Florida, during 1997, the Income Fund recognized gains of $301,901 and $460,152 for financial reporting purposes during the quarter and nine months ended September 30, 1997, respectively. No restaurant properties were sold during the quarter and nine months ended September 30, 1998.

 The Years Ended December 31, 1997, 1996 and 1995

   During 1995, 1996 and 1997, the Income Fund owned and leased 36 wholly-owned restaurant properties (including seven restaurant properties, one in each of Eagan, Minnesota, which was sold in June 1997, Jacksonville, Florida, which was sold in September 1997, Plant City, Florida, which was sold in October 1997, Mathis, Texas and Avon Park, Florida which were sold in December 1997 and two restaurant properties in Farmington Hills, Michigan, which were sold in October
1997). In addition, during 1995, 1996 and 1997, the Income Fund was a co-venturer in three separate joint ventures that each owned and leased one restaurant property, and during 1995 and 1996, the Income Fund and an affiliate owned and leased one restaurant property as tenants-in-common. During 1997, the Income Fund owned and leased four restaurant properties with affiliates as tenants-in-common. As of December 31, 1997, the Income Fund owned, either directly, as tenants-in-common with affiliates, or through joint venture arrangements, 36 restaurant properties, which are, in general, subject to long-term triple-net leases. The leases of the restaurant properties provide for minimum base annual rental amounts (payable in monthly installments) ranging from approximately $8,100 to $222,800. Generally, the leases provide for percentage rent based on sales in excess of a specified amount to be paid annually. In addition, certain leases provide for increases in the annual base rent during the lease term.

   During the years ended December 31, 1997, 1996 and 1995, the Income Fund earned $2,024,119, $2,224,500 and $2,207,971, respectively, in rental income from the Income Fund's wholly-owned restaurant properties described above. Rental income for 1997, as compared to 1996, decreased approximately $218,900 primarily as the result of the sales during 1997 of the two restaurant properties in Farmington Hills, Michigan and the restaurant properties in Plant City, Florida; Mathis, Texas; Jacksonville, Florida; Eagan, Michigan and Avon Park, Florida. The decrease in rental income was partially offset by an increase of approximately $12,200 during 1997 due to the fact that rental payments began in July 1997 under the new lease for the restaurant property in Lombard, Illinois, as described above in "Liquidity and Capital Resources." Rental income earned from wholly-owned restaurant properties is expected to decrease during 1998 as a result of the Income Fund reinvesting the net sales proceeds in restaurant properties held as tenants-in-common with certain of our affiliates, and distributing net sales proceeds to the Limited Partners, as described above in "Liquidity and Capital Resources."

   During the years ended December 31, 1997, 1996 and 1995, the Income Fund also earned $68,920, $79,313 and $70,159, respectively, in contingent rental income. The decrease in contingent rental income for 1997, as compared to 1996, is primarily due to the sales of several restaurant properties, the leases of which required the payment of contingent rental income. Contingent rental income for the year ended December 31, 1996, as compared to 1995, increased primarily as a result of an increase in gross sales of certain restaurant properties that are subject to leases requiring the payment of contingent rental income.

   For the years ended December 31, 1997, 1996 and 1995, the Income Fund also earned $389,915, $130,996 and $153,677, respectively, attributable to net income earned by joint ventures in which the Income Fund is a co-venturer. The increase in net income earned by joint ventures is primarily attributable to the fact that Show Low Joint Venture, in which the Income Fund owns a 64% interest, recognized a gain of approximately $360,000 for financial reporting purposes as a result of the sale of its restaurant property in January 1997, as described above in "Liquidity and Capital Resources." Show Low Joint Venture reinvested the majority of the net sales proceeds in an additional restaurant property in June 1997. In addition, the increase in net income earned by joint ventures during 1997, as compared to 1996, is attributable to the fact that during 1997, the Income Fund acquired an interest in a restaurant property in Mesa, Arizona, a restaurant property in Smithfield, North Carolina and a restaurant property in Vancouver, Washington, all of which are owned with affiliates as tenants-in-common, as described above in "Liquidity and Capital Resources." The increase in net income earned by joint ventures during 1997, as compared to 1996, and the decrease in net income earned by joint ventures during 1996, as compared to 1995, is primarily a result of the fact that during 1996, the former tenant of the restaurant property in Arvada, Colorado, owned with an affiliate as tenants-in-common, defaulted under the terms of its lease. The Income Fund and the affiliate, as tenants-in-common, entered into a new lease for this restaurant property with a new tenant during 1996.

   During at least one of the years ended December 31, 1997, 1996 and 1995, two of the Income Fund's lessees, Golden Corral Corporation and Restaurant Management Services, Inc., each contributed more than 10% of the Income Fund's total rental income (including the Income Fund's share of rental income from three restaurant properties owned by joint ventures and four restaurant properties owned with affiliates as tenants-in-common). As of December 31, 1997, Golden Corral Corporation was the lessee under leases relating to six restaurants and Restaurant Management Services, Inc. was the lessee under leases relating to four restaurants. It is anticipated that, based on the minimum annual rental payments required by the leases, Golden Corral Corporation will continue to contribute more than 10% of the Income Fund's total rental income during 1998 and subsequent years. In addition, during at least one of the three years ending December 31, 1997, 1996 and 1995, five restaurant chains, Golden Corral, Popeyes, KFC, Denny's and Wendy's, each accounted for more than 10% of the Income Fund's total rental income (including the Income Fund's share of the rental income from three restaurant properties owned by joint ventures and four restaurant properties owned with affiliates as tenants-in-common). In subsequent years, it is anticipated that Golden Corral, Popeyes, KFC and Wendy's each will continue to account for more than 10% of the total rental income to which the Income Fund is entitled under the terms of its leases. Any failure of these lessees or restaurant chains could materially affect the Income Fund's income.

   Operating expenses, including depreciation and amortization expense, were $598,098, $588,923 and $617,237 for the years ended December 31, 1997, 1996 and
1995, respectively. The increase in operating expenses during 1997, as compared to 1996, is partially due to the fact that the Income Fund recorded bad debt expense for past due rental amounts relating to the restaurant property in Eagan, Minnesota, due to financial difficulties of the tenant. This restaurant property was sold in June 1997, as described above in "Liquidity and Capital Resources." The increase in operating expenses during 1997, as compared to 1996, was also attributable to, and the decrease in operating expenses during 1996, as compared to 1995, was partially offset by, an increase in accounting and administrative expenses associated with operating the Income Fund and its restaurant properties.

   The increase in operating expenses during 1997, as compared to 1996, was partially offset by a decrease in depreciation expense which resulted from the sale of the seven restaurant properties during 1997, as described above in "Liquidity and Capital Resources." The decrease in operating expenses during 1996, as compared to 1995, was primarily a result of the fact that during 1995, the Income Fund expensed the balance of unamortized lease costs totalling approximately $35,600, relating to the original lease for the restaurant property in Gainesville, Texas, following the termination of such lease during the year ended December 31, 1995.

   As a result of the sales of the two restaurant properties in Farmington Hills, Michigan and the restaurant properties in Eagan, Minnesota; Jacksonville, Florida; Plant City, Florida; Mathis, Texas and Avon Park, Florida, as described above in "Liquidity and Capital Resources," the Income Fund recognized gains totalling $1,476,124 during the year ended December 31, 1997, for financial reporting purposes. In addition, in connection with the sale of the restaurant properties in Farmington Hills, Michigan, the Income Fund also received $214,000 as a lease termination fee from the former tenant in consideration of the Income Fund's releasing the tenant from its obligation under the terms of the leases. No such transactions occurred during the years ended December 31, 1996 and 1995.

General

   In May 1998, the Financial Accounting Standards Board reached a consensus in EITF 98-9, entitled "Accounting for Contingent Rent in the Interim Financial Periods." The adoption of this consensus did not have a material effect on the Income Fund's financial position or results of operations.

   The Income Fund's leases as of September 30, 1998, are, in general, triple-net leases and contain provisions that we believe mitigate the adverse effect of inflation. Such provisions include clauses requiring the payment of percentage rent based on certain restaurant sales above a specified level and/or automatic increases in base rent at specified times during the term of the lease. Management expects that increases in restaurant sales volumes due to inflation and real sales growth should result in an increase in rental income (for certain restaurant properties) over time. Continued inflation also may cause capital appreciation of the Income Fund's restaurant properties. Inflation and changing prices, however, also may have an adverse impact on the sales of the restaurants and on potential capital appreciation of the restaurant properties.

   The Year 2000 problem is the result of information technology systems and embedded systems (products which are made with microprocessor (computer) chips such as HVAC systems, physical security systems and elevators) using a two-digit format, as opposed to four digits, to indicate the year. Such information technology and embedded systems may be unable to properly recognize and process date-sensitive information beginning January 1, 2000.

   The Income Fund does not have any information technology systems. Certain of our affiliates provide all services requiring the use of information technology systems pursuant to a management agreement with the Income Fund. The maintenance of embedded systems, if any, at the Income Fund's properties is the responsibility of the tenants of the properties in accordance with the terms of the Income Fund's leases. We and our affiliates have established a team dedicated to reviewing the internal information technology systems used in the operation of the Income Fund, and the information technology and embedded systems and the Year 2000 compliance plans of the Income Fund's tenants, significant suppliers, financial institutions and transfer agent.

   The information technology infrastructure of our affiliates consists of a network of personal computers and servers that were obtained from major suppliers. The affiliates utilize various administrative and financial software applications on that infrastructure to perform the business functions of the Income Fund. Our inability and that of our affiliates to identify and timely correct material Year 2000 deficiencies in the software and/or infrastructure could result in an interruption in, or failure of, certain of the Income Fund's business activities or operations. Accordingly, we and our affiliates have requested and are evaluating documentation from the suppliers of our affiliates regarding the Year 2000 compliance of their products that are used in the business activities or operations of the Income Fund. The costs expected to be incurred by us and our affiliates to become Year 2000 compliant will be incurred by us and our affiliates; therefore, these costs will have no impact on the Income Fund's financial position or results of operations.

   The Income Fund has material third party relationships with its tenants, financial institutions and transfer agent. The Income Fund depends on its tenants for rents and cash flows, its financial institutions for availability of cash and its transfer agent to maintain and track investor information. If any of these third parties are unable to meet their obligations to the Income Fund because of the Year 2000 deficiencies, such a failure may have a material impact on the Income Fund. Accordingly, we have requested and are evaluating documentation from the Income Fund's tenants, financial institutions, and transfer agent relating to their Year 2000 compliance plans. At this time, we have not yet received sufficient certifications to be assured that the tenants, financial institutions, and transfer agent have fully considered and mitigated any potential material impact of the Year 2000 deficiencies. Therefore, we do not, at this time, know of the potential costs to the Income Fund of any adverse impact or effect of any Year 2000 deficiencies by these third parties.

   We currently expect that all Year 2000 compliance testing and any necessary remedial measures on the information technology systems used in the business activities and operations of the Income Fund will be completed prior to June 30, 1999. Based on the progress we and our affiliates have made in identifying and addressing the Income Fund's Year 2000 issues and the plan and timeline to complete the compliance program, we do not foresee significant risks associated with the Income Fund's Year 2000 compliance at this time. Because we and our affiliates are still evaluating the status of the systems used in business activities and operations of the Income Fund and the systems of the third parties with which the Income Fund conducts its business, we have not yet developed a comprehensive contingency plan and are unable to identify "the most reasonably likely worst case scenario" at this time. As we identify significant risks related to the Income Fund's Year 2000 compliance or if the Income Fund's Year 2000 compliance program's progress deviates substantially from the anticipated timeline, we will develop appropriate contingency plans.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
            AND RESULTS OF OPERATIONS OF CNL INCOME FUND III, LTD.

Introduction

   The Income Fund is a Florida limited partnership that was organized on June 1, 1987, to acquire for cash, either directly or through joint venture arrangements, both newly constructed and existing restaurant properties, as well as land upon which restaurants were to be constructed, which are leased primarily to operators of selected national and regional fast-food restaurant chains. The leases generally are triple-net leases, with the lessees responsible for all repairs and maintenance, property taxes, insurance and utilities. As of September 30, 1998, the Income Fund owned 28 restaurant properties which included interests in three restaurant properties owned by joint ventures in which the Income Fund is a co-venturer and three restaurant properties owned with affiliates as tenants-in-common.

Liquidity and Capital Resources

 Nine Months Ended September 30, 1998 Compared to the Nine Months Ended September 30, 1997

   During the nine months ended September 30, 1998 and 1997, the Income Fund generated cash from operations (which includes cash received from tenants, distributions from joint ventures, and interest and other income received, less cash paid for expenses) of $1,376,910 and $1,500,218, respectively. The decrease in cash from operations for the nine months ended September 30, 1998, is primarily a result of changes in income and expenses as described in "Results of Operations" below and changes in the Income Fund's working capital.

   Other sources and uses of capital included the following during the nine months ended September 30, 1998.

   In January 1998, the Income Fund used the net sales proceeds from the 1997 sale of the restaurant property in Mason City, Iowa to acquire a restaurant property located in Overland Park, Kansas, as tenants-in-common with certain of our affiliates. In connection therewith, the Income Fund and the affiliates entered into an agreement whereby each co-venturer will share in the profits and losses of the restaurant property in proportion to its applicable percentage interest. As of September 30, 1998, the Income Fund owned a 25.84% interest in this restaurant property.

   During the nine months ended September 30, 1998, the Income Fund sold its restaurant properties in Daytona Beach, Fernandina Beach and Punta Gorda, Florida, and Hagerstown, Maryland, for a total of approximately $3,280,000 and received net sales proceeds of $3,214,616, resulting in a total gain of $596,586 for financial reporting purposes. In connection with the sales of the restaurant properties in Daytona Beach and Fernandina Beach, Florida, the Income Fund incurred deferred, subordinated, real estate disposition fees of $53,400. The Income Fund distributed $1,477,747 of the net sales proceeds as a special distribution to the Limited Partners, used a portion of the net sales proceeds to acquire an interest in RTO Joint Venture, as described below, and intends to use the remaining net sales proceeds to reinvest in additional restaurant properties or use for other Income Fund purposes. The Income Fund anticipates that it will distribute amounts sufficient to enable the Limited Partners to pay federal and state income taxes, if any (at a level reasonably assumed by us), resulting from these sales.

   As described above, in May 1998, the Income Fund entered into a joint venture, RTO Joint Venture, with one of our affiliates, to construct and hold one restaurant property. As of September 30, 1998, the Income Fund had contributed $629,925 to purchase land and pay for construction relating to the joint venture. The Income Fund has agreed to contribute approximately $36,100 in additional construction costs to the joint venture. When construction is completed, the Income Fund will have an approximate 47% interest in the profits and losses of the joint venture.

   In September 1998, the Income Fund entered into a new lease agreement for the Golden Corral restaurant property located in Stockbridge, Georgia. In connection therewith, the Income Fund funded $150,000 in renovation costs.

   In connection with the sale of the restaurant property in Roswell, Georgia, in June 1997, the Income Fund accepted a promissory note in the principal sum of $685,000 collateralized by a mortgage on the restaurant property. During the nine months ended September 30, 1998, the Income Fund collected the full amount of the outstanding mortgage note receivable balance. The Income Fund intends to use the mortgage note proceeds to invest in an additional restaurant property or for other Income Fund purposes.

   Currently, rental income from the Income Fund's restaurant properties is invested in money market accounts and other short-term, highly liquid investments pending the Income Fund's use of such funds to pay Income Fund expenses or to make distributions to the partners. At September 30, 1998, the Income Fund had $1,726,345 invested in such short-term investments, as compared to $493,118 at December 31, 1997. The increase in cash and cash equivalents at September 30, 1998, is primarily attributable to the remaining net sales proceeds relating to the sale of the restaurant properties in Daytona Beach, Punta Gorda and Fernandina Beach, Florida, and Hagerstown, Maryland, at September 30, 1998, and the receipt of the balance of the mortgage note receivable as described above. The funds remaining at September 30, 1998, will be used to pay distributions and other liabilities, to make additional contributions to RTO Joint Venture to pay for additional construction costs relating to the restaurant property owned by the joint venture and to acquire an additional restaurant property.

   Total liabilities of the Income Fund, including distributions payable, decreased to $696,791 at September 30, 1998, from $729,249 at December 31, 1997. We believe that the Income Fund has sufficient cash on hand to meet its current working capital needs.

   Based on current and anticipated future cash from operations and proceeds received from the sales of several restaurant properties during 1998 and 1997, the Income Fund declared distributions to Limited Partners of $2,977,747 and $1,782,000 for the nine months ended September 30, 1998 and 1997, respectively ($500,000 and $594,000 for the quarters ended September 30, 1998 and 1997, respectively). This represents distributions of $59.55 and $35.64 per unit for the nine months ended September 30, 1998 and 1997, respectively ($10.00 and $11.88 per unit for the quarters ended September 30, 1998 and 1997, respectively). Distributions for the nine months ended September 30, 1998, included $1,477,747 as a result of the distribution of net sales proceeds from the sale of the restaurant properties in Fernandina Beach and Daytona Beach, Florida. This special distribution was effectively a return of a portion of the Limited Partners' investment, although, in accordance with the Income Fund agreement, it was applied to the Limited Partners' unpaid cumulative preferred return. As a result of the sale of the restaurant properties, the Income Fund's total revenue was reduced, while the majority of the Income Fund's operating expenses remained fixed. Therefore, distributions of net cash flow were adjusted for the nine months ended September 30, 1998. No distributions were made to us for the quarter and nine months ended September 30, 1998 and 1997. No amounts distributed to the Limited Partners for the nine months ended September 30, 1998 and 1997, are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions. The Income Fund intends to continue to make distributions of cash available for distribution to the Limited Partners on a quarterly basis.

   The Income Fund's investment strategy of acquiring restaurant properties for cash and leasing them under triple-net leases to operators who generally meet specified financial standards minimizes the Income Fund's operating expenses. We believe that the leases will continue to generate cash flow in excess of operating expenses.

   We have the right, but not the obligation, to make additional capital contributions if we deem it appropriate in connection with the operations of the Income Fund.

 The Years Ended December 31, 1997, 1996 and 1995

   The Income Fund's primary source of capital for the years ended December 31, 1997, 1996 and 1995, was cash from operations (which includes cash received from tenants, distributions from joint ventures and interest received, less cash paid for expenses). Cash from operations was $2,021,689, $2,091,754 and $2,203,437 for the years ended December 31, 1997, 1996 and 1995, respectively. The decrease in cash from operations during 1997 and 1996, each as compared to the previous year, is primarily a result of changes in income and expenses as described in "Results of Operations" below and changes in the Income Fund's working capital during each of the respective years. Cash from operations was also affected by the following transactions during the years ended December 31, 1997, 1996 and 1995.

   In February 1995, the tenant of the Po Folks restaurant property in Hagerstown, Maryland, ceased operations of the restaurant business located on such restaurant property and discontinued payment of rental amounts as provided in its lease agreement. Due to the uncertainty of the collectibility of the past due rental amounts, the Income Fund established an allowance for doubtful accounts relating to the amount due from the former tenant. At December 31, 1995, the balance in the allowance for doubtful accounts for this restaurant property was $259,242; therefore, no amount was included in receivables at December 31, 1995, relating to this restaurant property. In addition, at December 31, 1995, the balance in the allowance for doubtful accounts for the Denny's restaurant property in Hagerstown, Maryland, (which was leased to the same tenant of the Po Folks restaurant property) for past due rental amounts was $76,948. In September 1996, the Income Fund agreed to accept $175,000 in the form of promissory notes from the new tenant of the Denny's restaurant property, as full satisfaction of past due rental amounts and past due real estate taxes from the former tenant of the Denny's and Po Folks restaurant properties. In connection therewith, during 1996, the Income Fund recognized approximately $118,700 in base rental income for amounts which the Income Fund had previously established an allowance for doubtful accounts, and wrote off the remaining balances in the allowance for doubtful accounts. During 1996, the Income Fund accepted a three year promissory note for $25,000, which bears interest at 10% per annum and for which collections commenced in October 1996. Receivables at December 31, 1997, include approximately $16,300 relating to this promissory note. However, due to the uncertainty of the collectibility of the remaining $150,000 to be received from the new tenant of the Denny's restaurant property, the Income Fund established an allowance for doubtful accounts of $150,000 during the year ended December 31, 1997. The Income Fund sold this restaurant property in June 1998.

   Other sources and uses of capital included the following items during the years ended December 31, 1997, 1996 and 1995.

   In January 1996, the Income Fund entered into a promissory note with CNL Realty Corp., the corporate general partner, for a loan in the amount of $86,200 in connection with the operations of the Income Fund. The loan was uncollateralized, bore interest at a rate of prime plus 0.25% per annum and was due on demand. The Income Fund repaid the loan in full, along with approximately $660 in interest, to the corporate general partner. In addition, during 1996, the Income Fund entered into various promissory notes with the corporate general partners for loans totaling $575,200 in connection with the operations of the Income Fund. The loans were uncollateralized, non-interest bearing and due on demand. The Income Fund had repaid the loans in full to the corporate general partner as of December 31, 1996. In addition, during 1997, the Income Fund entered into various promissory notes with the corporate general partner for loans totaling $117,000 in connection with the operations of the Income Fund. The loans were uncollateralized, non-interest bearing and due on demand. As of December 31, 1997, the Income Fund had repaid the loans in full to the corporate general partner.

   In January 1997, the Income Fund sold its restaurant property in Chicago, Illinois, to a third party, for $505,000 and received net sales proceeds of $496,418, resulting in a gain of $3,827 for financial reporting purposes. The Income Fund used $452,000 of the nets sales proceeds to pay liabilities of the Income Fund, including quarterly distributions to the Limited Partners. The balance of the proceeds was used to pay past due real estate taxes on this restaurant property incurred by the Income Fund as a result of the former tenant declaring bankruptcy. The Income Fund distributed amounts sufficient to enable the Limited Partners to pay federal and state income taxes, if any, (at a level reasonably assumed by us), resulting from the sale.

   In March 1997, the Income Fund sold its restaurant property in Bradenton, Florida, to the tenant, for $1,332,154 and received net sales proceeds (net of $4,330 which represents real estate tax amounts due from tenant) of $1,305,671, resulting in a gain of $361,368 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in June 1988 and had a cost of approximately $1,080,500, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Income Fund sold the restaurant property for approximately $229,500 in excess of its original purchase price. In June 1997, the Income Fund reinvested approximately $1,276,000 of the net sales proceeds received in a restaurant property in Fayetteville, North Carolina. The Income Fund intends to use the remaining net sales proceeds for other Income Fund purposes. We believe that the transaction, or a portion thereof, relating to the sale of the restaurant property in Bradenton, Florida, and the reinvestment of the proceeds in a restaurant property in Fayetteville, North Carolina, qualified as a like-kind exchange transaction for federal income tax purposes. However, the Income Fund distributed amounts sufficient to enable the Limited Partners to pay federal and state income taxes, if any (at a level reasonably assumed by us), resulting from the sale.

   In April 1997, the Income Fund sold its restaurant property in Kissimmee, Florida, to a third party for $692,400 and received net sales proceeds of $673,159, resulting in a gain of $271,929 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in March 1988 and had a cost of approximately $474,800, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Income Fund sold the restaurant property for approximately $196,400 in excess of its original purchase price. In July 1997, the Income Fund reinvested approximately $511,700 of these net sales proceeds in a restaurant property located in Englewood, Colorado, as tenants-in-common with one of our affiliates. In connection therewith, the Income Fund and the affiliate entered into an agreement whereby each co-venturer will share in the profits and losses of the restaurant property in proportion to each co-venturer's percentage interest. As of December 31, 1997, the Income Fund owned a 32.77% interest in the restaurant property. In January 1998, the Income Fund reinvested the remaining net sales proceeds in the restaurant property in Overland Park, Kansas, with our affiliates, as tenants-in-common. We believe that the transaction, or a portion thereof, relating to the sale of the restaurant property in Kissimmee, Florida, and the reinvestment of a portion of the proceeds in an IHOP restaurant property in Englewood, Colorado, qualified as a like-kind exchange transaction for federal income tax purposes. However, the Income Fund distributed amounts sufficient to enable the Limited Partners to pay federal and state income taxes, if any (at a level reasonably assumed by us), resulting from the sale.

   In April 1996, the Income Fund received $51,400 as partial settlement in a right of way taking relating to a parcel of land of the restaurant property in Plant City, Florida. In April 1997, the Income Fund received the remaining proceeds of $73,600 finalizing the sale of the land parcel. In connection therewith, the Income Fund recognized a gain of $94,320 for financial reporting purposes.

   In addition, in June 1997, the Income Fund sold its restaurant property in Roswell, Georgia, to a third party for $985,000 and received net sales proceeds of $942,981, resulting in a gain of $237,608 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in June 1988 and had a cost of approximately $775,200, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Income Fund sold the restaurant property for approximately $167,800 in excess of its original purchase price. In connection therewith, the Income Fund received $257,981 in cash and accepted the remaining sales proceeds in the form of a promissory note in the principal sum of $685,000, collateralized by a mortgage on the restaurant property. The promissory note bore interest at a rate of nine percent per annum and was collected in full, with interest, during the nine months ended September 30, 1998. In December 1997, the Income Fund reinvested a portion of the net sales proceeds in a restaurant property located in Miami, Florida, as tenants-in-common with one of our affiliates. In connection therewith, the Income Fund and the affiliate entered into an agreement whereby each co-venturer will share in the profits and losses of the restaurant property in proportion to each co-venturer's percentage interest. As of December 31, 1997, the Income Fund owned a 9.84% interest in the restaurant property. The Income Fund distributed amounts sufficient to enable the Limited Partners to pay federal and state income taxes, if any (at a level reasonably assumed by us), resulting from the sale.

   In October 1997, the Income Fund sold its restaurant property in Mason City, Iowa, to the tenant for $218,790 and received net sales proceeds (net of $511 which represents prorated rent returned to the tenant) of

$216,528, resulting in a gain of $58,538 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in March 1988 and had a cost of approximately $190,300, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Income Fund sold the restaurant property for approximately $26,700 in excess of its original purchase price. In January 1998, the Income Fund reinvested the net sales proceeds in a restaurant property in Overland Park, Kansas, with certain of our affiliates, as tenants-in-common. We believe that the transaction, or a portion thereof, relating to the sale of the restaurant property in Mason City, Iowa, and the reinvestment of the proceeds in a restaurant property in Overland Park, Kansas, with affiliates as tenants-in-common qualified as a like-kind exchange transaction for federal income tax purposes. However, the Income Fund distributed amounts sufficient to enable the Limited Partners to pay federal and state income taxes, if any (at a level reasonably assumed by us), resulting from the sale.

   None of the restaurant properties owned by the Income Fund or the joint ventures in which the Income Fund owns an interest is or may be encumbered. Subject to certain restrictions on borrowings from us, however, the Income Fund may borrow, in our discretion, for the purpose of maintaining the operations of the Income Fund. The Income Fund will not encumber any of the restaurant properties in connection with any borrowings or advances. The Income Fund also will not borrow under circumstances which would make the Limited Partners liable to creditors of the Income Fund. Certain of our affiliates from time to time incur certain operating expenses on behalf of the Income Fund for which the Income Fund reimburses the affiliates without interest.

   Currently, rental income from the Income Fund's restaurant properties is invested in money market accounts or other short-term, highly liquid investments pending the Income Fund's use of such funds to pay Income Fund expenses or to make distributions to the partners. At December 31, 1997, the Income Fund had $493,118 invested in such short-term investments as compared to $57,751 at December 31, 1996. The increase in cash and cash equivalents is primarily attributable to the fact that during 1997, the Income Fund used net sales proceeds from the sales of restaurant properties to pay a portion of the liabilities of the Income Fund, including quarterly distributions to the Limited Partners. During 1996, the Income Fund used cash generated from operations to pay liabilities of the Income Fund.

   During 1997, 1996 and 1995, certain of our affiliates incurred on behalf of the Income Fund $71,681, $108,900 and $149,252, respectively, for certain operating expenses. At December 31, 1997 and 1996, the Income Fund owed $82,239 and $102,859, respectively, to affiliates for such amounts and accounting and administrative services. In addition, during the year ended December 31, 1997, the Income Fund incurred $15,150 in real estate disposition fees due to an affiliate as a result of services provided in connection with the sale of the restaurant property in Chicago, Illinois. The payment of such fees is deferred until the Limited Partners have received the sum of their 10% Preferred Return and their adjusted capital contributions. Amounts payable to other parties, including distributions payable, decreased to $611,116 at December 31, 1997, from $681,010 at December 31, 1996. The decrease in amounts payable to other parties was primarily attributable to a decrease in accrued and escrowed real estate taxes at December 31, 1997. Total liabilities at December 31, 1997, to the extent they exceed cash and cash equivalents at December 31, 1997, will be paid from future cash from operations, proceeds from the sales of restaurant properties as described above, and in the event we elect to make additional contributions or loans to the Income Fund, from future contributions or loans from us.

   Based primarily on current and anticipated cash from operations, the Income Fund declared distributions to the Limited Partners of $2,376,000 for each of the years ended December 31, 1997, 1996 and 1995. This represents distributions of $47.52 per unit for each of the years ended December 31, 1997, 1996 and 1995. We expect to distribute some or all of the net sales proceeds from the sales of the restaurant properties in Fernandina Beach and Daytona Beach, Florida, to the Limited Partners. In deciding whether to sell restaurant properties, we will consider factors such as potential capital appreciation, net cash flow, and federal income tax considerations. The reduced number of restaurant properties for which the Income Fund receives rental payments, as well as ongoing operations, is expected to reduce the Income Fund's revenues. The decrease in

Income Fund revenues, combined with the fact that a significant portion of the Income Fund's expenses are fixed in nature, is expected to result in a decrease in cash distributions to the Limited Partners during 1998. No amounts distributed to the Limited Partners for the years ended December 31, 1997, 1996 or 1995 are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners return on their adjusted capital contributions.

   We believe that the restaurant properties are adequately covered by insurance. In addition, we have obtained contingent liability and property coverage for the Income Fund. This insurance is intended to reduce the Income Fund's exposure in the unlikely event a tenant's insurance policy lapses or is insufficient to cover a claim relating to the restaurant property.

   Due to low operating expenses and ongoing cash flow, we do not believe that working capital reserves are necessary at this time. In addition, because the leases for the Income Fund's restaurant properties are generally on a triple-net basis, it is not anticipated that a permanent reserve for maintenance and repairs will be established at this time. To the extent, however, that the Income Fund has insufficient funds for such purposes, we will contribute to the Income Fund an aggregate amount of up to one percent of the offering proceeds for maintenance and repairs.

Results of Operations

 Nine Months Ended September 30, 1998 Compared to the Nine Months Ended September 30, 1997

   During the nine months ended September 30, 1997, the Income Fund and its consolidated joint venture, Tuscawilla Joint Venture, owned and leased 32 wholly-owned restaurant properties (including five restaurant properties which were sold in 1997) and during the nine months ended September 30, 1998, the Income Fund and its consolidated joint venture owned and leased 27 wholly-owned restaurant properties (including four restaurant properties which were sold in 1998), to operators of fast-food and family-style restaurant chains. In connection therewith, during the nine months ended September 30, 1998 and 1997, the Income Fund and Tuscawilla Joint Venture earned $1,196,056 and $1,593,167, respectively, in rental income from operating leases (net of adjustments to accrued rental income), earned income from direct financing leases and contingent rental income for these restaurant properties, $355,160 and $494,795 of which was earned during the quarters ended September 30, 1998 and 1997, respectively. The decrease in rental, earned and contingent rental income during the quarter and nine months ended September 30, 1998, as compared to the quarter and nine months ended September 30, 1997, is partially attributable to a decrease of approximately $73,500 and $325,200, respectively, as a result of the sales of restaurant properties during 1997 and 1998. The decrease in rental income was partially offset by an increase of approximately $69,100 for the nine months ended September 30, 1998, due to the reinvestment of the majority of the net sales proceeds from the 1997 sale of the restaurant property in Bradenton, Florida, in a restaurant property in Fayetteville, North Carolina in June 1997. The Income Fund reinvested the net sales proceeds from the 1997 sales of the restaurant properties in Kissimmee, Florida, Roswell, Georgia and Mason City, Iowa, in restaurant properties held as tenants-in-common with certain of our affiliates resulting in an increase in equity in earnings of joint venture as described below.

   Rental, earned and contingent rental income also decreased during the nine months ended September 30, 1998 due to the fact that, during the nine months ended September 30, 1998, (i) the tenant of the restaurant property in Canton Township, Michigan, vacated the restaurant property and ceased operations and
(ii) the Income Fund terminated the lease with the tenant of the restaurant property in Hazard, Kentucky. Due to the fact that the Income Fund had recognized accrued rental income since the inception of these leases relating to the straight lining of future scheduled rent increases in accordance with generally accepted accounting principles, the Income Fund wrote off approximately $80,800 of such accrued rental income relating to these restaurant properties during the nine months ended September 30, 1998 approximately $29,500 of which was written off during the quarter ended September 30, 1998. The Income Fund is currently seeking either replacement tenants or purchasers for these restaurant properties. Rental and earned income are expected to remain at reduced amounts until the Income Fund executes new leases for these restaurant properties or until the restaurant properties are sold and the proceeds from such sales are reinvested in additional restaurant properties.

   Rental and earned income during the nine months ended September 30, 1998 and 1997, remained at reduced amounts due to the fact that the Income Fund did not receive any rental income relating to the Po Folks restaurant property in Hagerstown, Maryland. In June 1998, the Income Fund sold the restaurant property to a third party. The Income Fund intends to reinvest the net sales proceeds in an additional restaurant property.

   During the nine months ended September 30, 1997, the Income Fund owned and leased one restaurant property indirectly through a joint venture arrangement and one restaurant property as tenants-in-common with one of our affiliates. During the nine months ended September 30, 1998, the Income Fund owned and leased three restaurant properties as tenants-in-common with certain of our affiliates and three restaurant properties indirectly through joint venture arrangements. In connection therewith, during the nine months ended September 30, 1998 and 1997, the Income Fund recorded a loss of $34,343 and $12,496, respectively, attributable to losses recorded by these joint ventures, a loss of $75,617 and $9,494 during the quarters ended September 30, 1998 and 1997, respectively. The losses recorded during the quarter and nine months ended September 30, 1998 and 1997 are primarily attributable to the fact that, during July 1997, the operator of the restaurant property owned by Titusville Joint Venture vacated the restaurant property and ceased operations. In conjunction therewith, the joint venture established an allowance for doubtful accounts during the quarter and nine months ended September 30, 1997, for past due rental amounts. During the nine months ended September 30, 1998, the joint venture wrote off all uncollected balances and established an allowance for loss on land and building for its restaurant property in Titusville, Florida of approximately $139,300. The allowance represents the difference between the restaurant property's net carrying value at September 30, 1998, and the current estimated net realizable value of the restaurant property. The joint venture is currently seeking either a replacement tenant or purchaser for this restaurant property. The losses recorded by Titusville Joint Venture during the quarter and nine months ended September 30, 1998 and 1997, were partially offset by the fact that the Income Fund reinvested a portion of the net sales proceeds it received from the 1997 and 1998 sales of several restaurant properties, in three restaurant properties with certain of our affiliates as tenants-in-common and one restaurant property through a joint venture arrangement with one of our affiliates.

   Operating expenses, including depreciation and amortization expense, were $392,662 and $425,173 for the nine months ended September 30, 1998 and 1997, respectively, of which $113,310 and $131,090 were incurred for the quarters ended September 30, 1998 and 1997, respectively. The decrease in operating expenses during the quarter and nine months ended September 30, 1998, as compared to the quarter and nine months ended September 30, 1997, is primarily attributable to a decrease in depreciation expense due to the sales of several restaurant properties during 1998 and 1997.

   As a result of the sales of three restaurant properties during the nine months ended September 30, 1998, as described above in "Liquidity and Capital Resources," and as a result of the sales of four restaurant properties during the nine months ended September 30, 1997, the Income Fund recognized total gains during the nine months ended September 30, 1998 and 1997, of $583,373 and $969,052, respectively, for financial reporting purposes.

   During the nine months ended September 30, 1997, the Income Fund recorded an allowance for loss on land and building of $32,819, for financial reporting purposes, relating to the Po Folks restaurant property in Hagerstown, Maryland. The loss represented the difference between the restaurant property's net carrying value at September 30, 1997 and the estimated net realizable value of this restaurant property. During June 1998, the Income Fund sold this restaurant property and recognized a gain of $13,213 for financial reporting purposes.

   In addition, during the nine months ended September 30, 1998, the Income Fund recorded an allowance for loss on land and building of $99,865 for financial reporting purposes, relating to the restaurant property in Hazard, Kentucky. The loss represents the difference between the restaurant property's net carrying value and the current estimated net realizable value of the restaurant property.

 The Years Ended December 31, 1997, 1996 and 1995

   During the years ended December 31, 1995 and 1996, the Income Fund owned and leased 30 wholly-owned restaurant properties and during 1997, the Income Fund owned and leased 31 wholly-owned restaurant properties (including five restaurant properties, one in each of Chicago, Illinois; Bradenton, Florida; Kissimmee, Florida; Roswell, Georgia and Mason City, Iowa, which were sold during the year ended December 31, 1997). In addition, during the years ended December 31, 1997, 1996 and 1995, the Income Fund was a co-venturer in two separate joint ventures that each owned and leased one restaurant property and during 1997, the Income Fund owned and leased two restaurant properties, with certain of our affiliates, as tenants-in-common. As of December 31, 1997, the Income Fund owned, either directly or through joint venture arrangements, 30 restaurant properties which are, in general, subject to long-term, triple-net leases. The leases of the restaurant properties provide for minimum base annual rental amounts (payable in monthly installments) ranging from approximately $23,000 to $191,900. All of the leases provide for percentage rent based on sales in excess of a specified amount. In addition, some leases provide for increases in the annual base rent during the lease term.

   During the years ended December 31, 1997, 1996 and 1995, the Income Fund and its consolidated joint venture, Tuscawilla Joint Venture, earned $1,930,486, $2,273,850 and $2,188,000, respectively, in rental income from operating leases and earned income from direct financing leases. The decrease in rental and earned income during 1997, as compared to 1996, is partially attributable to a decrease of approximately $219,700 as a result of the sales of the restaurant properties in Chicago, Illinois (in January 1997), Bradenton, Florida (in March
1997), Kissimmee, Florida (in April 1997), Roswell, Georgia (in June 1997), and Mason City, Iowa (in October 1997), as described above in "Liquidity and Capital Resources." During 1997, the decrease in rental income was partially offset by an increase of approximately $86,200 due to the reinvestment of a portion of these net sales proceeds in a restaurant property in Fayetteville, North Carolina, in June 1997, as described above in "Liquidity and Capital Resources."

   The decrease in rental and earned income during 1997, as compared to 1996, and the increase during 1996, as compared to 1995, is partially attributable to the fact that during 1996, the Income Fund entered into a new lease with a new tenant for the Denny's restaurant property in Hagerstown, Maryland, and in connection therewith, recognized as income approximately $118,700 for which the Income Fund had previously established an allowance for doubtful accounts relating to the Denny's and Po Folks restaurant properties in Hagerstown, Maryland, as described above in "Liquidity and Capital Resources." The decrease in 1997, as compared to 1996, is also partially attributable to the fact that during 1997, the Income Fund established an allowance for doubtful accounts of approximately $77,100 for past due amounts for these restaurant properties due to the uncertainty of the collectibility of these amounts.

   Rental and earned income during 1997 and 1996, continued to remain at reduced amounts due to the fact that the Income Fund was not receiving any rental income relating to the Po Folks restaurant property in Hagerstown, Maryland. This restaurant property was sold in June 1998.

   In addition, the decrease in rental and earned income during 1997, as compared to 1996, is partially attributable to the Income Fund increasing its allowance for doubtful accounts by approximately $15,400 for rental amounts relating to the restaurant property in Canton Township, Michigan, due to financial difficulties the tenant is experiencing. We intend to pursue collection of past due amounts relating to this restaurant property and will recognize any such amounts as income if collected. No such allowance was established during 1996 and 1995.

   The increase in rental and earned income during 1996, as compared to 1995, is partially offset by a decrease in rental income of approximately $31,000 due to the fact that in September 1996, the tenant of the restaurant property in Chicago, Illinois, ceased operations of the restaurant business located on such restaurant property and the Income Fund ceased recording rental revenue relating to such restaurant property. The tenant filed for bankruptcy and in January 1997, the Income Fund sold this restaurant property to an unrelated third party, as described above in "Liquidity and Capital Resources."

   During the years ended December 31, 1997, 1996 and 1995, the Income Fund also earned $157,648, $157,993 and $143,039, respectively, in contingent rental income. The increase in contingent rental income during 1996, as compared to 1995, is primarily attributable to an increase in gross sales of certain restaurant properties requiring the payment of contingent rent.

   In addition, during 1997, 1996 and 1995, the Income Fund earned $100,816, $26,496 and $22,386, respectively, in interest and other income. The increase in interest and other income during 1997, was partially attributable to the interest earned on the net sales proceeds relating to the sales of the restaurant properties in Chicago, Illinois; Bradenton, Florida; Kissimmee, Florida; Roswell, Georgia and Mason City, Iowa temporarily invested in short-term highly liquid investments pending reinvestment of such amounts in additional restaurant properties or the use of such amounts for other Income Fund purposes. In addition, interest and other income increased by approximately $33,700 during 1997, as a result of the interest earned on the mortgage note receivable accepted in connection with the sale of the restaurant property in Roswell, Georgia, in June 1997. The increase in interest and other income during 1997, was also attributable to the Income Fund recognizing $15,000 in other income due to the fact that the purchase and sale agreement between the Income Fund and a third party for the Po Folks restaurant property located in Hagerstown, Maryland, was terminated. Based on the agreement, all deposits received in connection with the purchase and sale agreement were retained as other income by the Income Fund due to the termination of the agreement.

   The Income Fund recognized a loss of $148,170 during the year ended December 31, 1997 and income of $11,740 and $22,015 for the years ended December 31, 1996 and 1995, respectively, attributable to net income and net loss earned by unconsolidated joint ventures in which the Income Fund is a co-venturer. The decrease in net income earned by joint ventures is partially attributable to the fact that, during July 1997, the operator of the restaurant property owned by Titusville Joint Venture vacated the restaurant property and ceased operations. In conjunction therewith, Titusville Joint Venture (in which the Income Fund owns a 73.4% interest in the profits and losses of the joint venture) established an allowance for doubtful accounts of approximately $27,000 during 1997. No such allowance was established during 1996. In addition, the joint venture recorded real estate tax expenses of approximately $16,600 during 1997. No such real estate taxes were incurred during 1996. The joint venture intends to pursue collection of these amounts from the former tenant and will recognize such amounts as income if collected. In addition, during 1997, the joint venture established an allowance for loss on land and building for its restaurant property in Titusville, Florida, for approximately $147,000. The allowance represents the difference between the restaurant property's carrying value at December 31, 1997, and the estimated net realizable value of the restaurant property. In addition, the joint venture wrote off unamortized lease costs of $23,500 in 1997 due to the tenant vacating the restaurant property. Titusville Joint Venture is currently seeking either a replacement tenant or purchaser for this restaurant property. The decrease during 1997, as compared to 1996, was partially offset by an increase in net income earned by joint ventures due to the fact that in July 1997, the Income Fund reinvested the majority of the net sales proceeds it received from the sale of the restaurant property in Kissimmee, Florida, in an IHOP restaurant property located in Englewood, Colorado, as tenants-in-common with one of our affiliates. The decrease in net income earned during 1996, as compared to 1995, is primarily attributable to the receipt by Titusville Joint Venture of bankruptcy proceeds relating to the former tenant during 1995. These amounts had previously been written off; therefore, they were recognized as income when received, during 1995.

   During the years ended December 31, 1997, 1996 and 1995, one lessee of the Income Fund and its consolidated joint venture, Golden Corral Corporation, contributed more than 10% of the Income Fund's total rental income (including rental income from the Income Fund's consolidated joint venture and the Income Fund's share of the rental income from one restaurant property owned by an unconsolidated joint venture and two restaurant properties owned with affiliates as tenants-in-common). As of December 31, 1997, Golden Corral Corporation was the lessee under leases relating to six restaurants. It is anticipated that, based on the minimum rental payments required by the leases, this lessee will continue to contribute more than 10% of the Income Fund's total rental income during 1998 and subsequent years. In addition, during at least one of the years ended December 31, 1997, 1996 or 1995, six restaurant chains, Golden Corral, Denny's, Perkins,

Pizza Hut, KFC and Taco Bell, each accounted for more than 10% of the Income Fund's total rental income (including rental income from the Income Fund's consolidated joint venture and the Income Fund's share of the rental income from one restaurant property owned by an unconsolidated joint venture and two restaurant properties owned with affiliates as tenants-in-common). In subsequent years, it is anticipated that Golden Corral, Denny's, Pizza Hut, KFC and Taco Bell each will continue to account for more than 10% of total rental income to which the Income Fund is entitled under the terms of the leases. Any failure of Golden Corral Corporation or any of these restaurant chains could materially affect the Income Fund's income.

   Operating expenses, including depreciation and amortization expense, were $626,431, $638,140 and $667,876 for the years ended December 31, 1997, 1996 and
1995, respectively. The decrease in operating expenses during 1997, as compared to 1996, was partially attributable to a decrease of approximately $56,600 in depreciation expense as a result of the sales of restaurant properties in 1997, as described above in "Liquidity and Capital Resources." In addition, the decrease during 1996, as compared to 1995, is partially attributable to a decrease in depreciation expense relating to the Po Folks restaurant property in Hagerstown, Maryland, due to the Income Fund establishing an allowance for loss on land and building which represented the difference between the restaurant property's carrying value at December 31, 1995, and the estimated net realizable value of the restaurant property. This allowance reduced the depreciable basis of the restaurant property.

   The decrease in operating expenses during 1997, as compared to 1996, is partially attributable to, and the decrease during 1996, as compared to 1995, is partially offset by, the fact that during 1996, the Income Fund recorded approximately $15,000, relating to legal fees associated with the tenant of the restaurant property in Chicago, Illinois, filing bankruptcy. The Income Fund sold this restaurant property in January 1997, as described above in "Liquidity and Capital Resources." The decrease in operating expenses during 1997, as compared to 1996, is also attributable to a decrease in accounting and administrative expenses associated with operating the Income Fund and its restaurant properties.

   The decrease in operating expenses during 1997, as compared to 1996, is partially offset by an increase in operating expenses due to the fact that during 1997 the Income Fund recognized real estate tax expense of approximately $40,200 and bad debt expense of approximately $32,400, relating to the Denny's and Po Folks restaurant properties in Hagerstown, Maryland. These amounts relate to prior year amounts due from the former tenant that the current tenant of this restaurant property had agreed to pay, as described above in "Liquidity and Capital Resources." However, the Income Fund recorded these amounts as expenses during 1997, due to the fact that payment of these amounts by the current tenant now appears doubtful. We intend to pursue collection of past due amounts relating to this restaurant property and will recognize any such amounts as income if collected. The decrease in operating expenses during 1996, as compared to 1995, was partially attributable to the fact that during 1996, the Income Fund did not record real estate tax expense relating to the Denny's restaurant property and Po Folks restaurant property in Hagerstown, Maryland, as described above. The Income Fund recorded such expenses during 1995. As a result of the former tenant of the Po Folks restaurant property in Hagerstown, Maryland, defaulting under the terms of its lease in February 1995, the Income Fund incurred real estate tax expense and insurance expense until the restaurant property was sold in June 1998.

   In addition, the decrease in operating expenses during 1996, as compared to 1995, is partially offset by an increase in accounting and administrative expenses associated with operating the Income Fund and its restaurant properties and an increase in insurance expense as a result of our obtaining contingent liability and property coverage for the Income Fund beginning in May 1995.

   As a result of the sales of the five restaurant properties during 1997, and the sale of the parcel of land in Plant City, Florida, as described above in "Liquidity and Capital Resources," the Income Fund recognized gains on sale of land and buildings totaling $1,027,590 during the year ended December 31, 1997. No restaurant properties were sold during 1996 or 1995. In addition, during the years ended December 31, 1997 and 1995, the Income Fund recorded an allowance for loss on land and building of $32,819 and $207,844, respectively, relating to the Po Folks restaurant property in Hagerstown, Maryland. The allowance represented the difference between the carrying value of the restaurant property at December 31, 1997 and 1995, and the net realizable value of the restaurant property based on anticipated sales prices at December 31, 1997 and 1995.

General

   In May 1998, the Financial Accounting Standards Board reached a consensus in EITF 98-9, entitled "Accounting for Contingent Rent in the Interim Financial Periods." Adoption of this consensus did not have a material effect on the Income Fund's financial position or results of operations.

   The Income Fund's leases as of September 30, 1998, are triple-net leases and, in general, contain provisions that we believe mitigate the adverse effect of inflation. Such provisions include clauses requiring the payment of percentage rent based on certain restaurant sales above a specified level and/or automatic increases in base rent at specified times during the term of the lease. Management expects that increases in restaurant sales volumes due to inflation and real sales growth should result in an increase in rental income (for certain restaurant properties) over time. Continued inflation also may cause capital appreciation of the Income Fund's restaurant properties. Inflation and changing prices, however, also may have an adverse impact on the sales of the restaurants and on potential capital appreciation of the restaurant properties.

   The Year 2000 problem is the result of information technology systems and embedded systems (products which are made with microprocessor (computer) chips such as HVAC systems, physical security systems and elevators) using a two-digit format, as opposed to four digits, to indicate the year. Such information technology and embedded systems may be unable to properly recognize and process date-sensitive information beginning January 1, 2000.

   The Income Fund does not have any information technology systems. Certain of our affiliates provide all services requiring the use of information technology systems pursuant to a management agreement with the Income Fund. The maintenance of embedded systems, if any, at the Income Fund's properties is the responsibility of the tenants of the properties in accordance with the terms of the Income Fund's leases. We and our affiliates have established a team dedicated to reviewing the internal information technology systems used in the operation of the Income Fund, and the information technology and embedded systems and the Year 2000 compliance plans of the Income Fund's tenants, significant suppliers, financial institutions and transfer agent.

   The information technology infrastructure of our affiliates consists of a network of personal computers and servers that were obtained from major suppliers. The affiliates utilize various administrative and financial software applications on that infrastructure to perform the business functions of the Income Fund. Our inability and that of our affiliates to identify and timely correct material Year 2000 deficiencies in the software and/or infrastructure could result in an interruption in, or failure of, certain of the Income Fund's business activities or operations. Accordingly, we and our affiliates have requested and are evaluating documentation from the suppliers of the affiliates regarding the Year 2000 compliance of their products that are used in the business activities or operations of the Income Fund. The costs expected to be incurred by us and our affiliates to become Year 2000 compliant will be incurred by us and by our affiliates; therefore, these costs will have no impact on the Income Fund's financial position or results of operations.

   The Income Fund has material third party relationships with its tenants, financial institutions and transfer agent. The Income Fund depends on its tenants for rents and cash flows, its financial institutions for availability of cash and its transfer agent to maintain and track investor information. If any of these third parties are unable to meet their obligations to the Income Fund because of the Year 2000 deficiencies, such a failure may have a material impact on the Income Fund. Accordingly, we have requested and are evaluating documentation from the Income Fund's tenants, financial institutions, and transfer agent relating to their Year 2000 compliance plans. At this time, we have not yet received sufficient certifications to be assured that the tenants, financial institutions, and transfer agent have fully considered and mitigated any potential material impact of the Year 2000 deficiencies. Therefore, we do not, at this time, know of the potential costs to the Income Fund of any adverse impact or effect of any Year 2000 deficiencies by these third parties.

   We currently expect that all Year 2000 compliance testing and any necessary remedial measures on the information technology systems used in the business activities and operations of the Income Fund will be completed prior to June 30, 1999. Based on the progress we and our affiliates have made in identifying and addressing the Income Fund's Year 2000 issues and the plan and timeline to complete the compliance program, we do not foresee significant risks associated with the Income Fund's Year 2000 compliance at this time. Because we and our affiliates are still evaluating the status of the systems used in business activities and operations of the Income Fund and the systems of the third parties with which the Income Fund conducts its business, we have not yet developed a comprehensive contingency plan and are unable to identify "the most reasonably likely worst case scenario" at this time. As we identify significant risks related to the Income Fund's Year 2000 compliance or if the Income Fund's Year 2000 compliance program's progress deviates substantially from the anticipated timeline, we will develop appropriate contingency.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
             AND RESULTS OF OPERATIONS OF CNL INCOME FUND IV, LTD.

Introduction

   The Income Fund is a Florida limited partnership that was organized on November 18, 1987, to acquire for cash, either directly or through joint venture arrangements, both newly constructed and existing restaurant properties, as well as land upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food and family-style restaurant chains. The leases generally are triple-net leases, with the lessees responsible for all repairs and maintenance, property taxes, insurance and utilities. As of September 30, 1998, the Income Fund owned 37 restaurant properties, which included interests in six restaurant properties owned by joint ventures in which the Income Fund is a co-venturer and one restaurant property owned with affiliates as tenants-in-common.

Liquidity and Capital Resources

 Nine Months Ended September 30, 1998 Compared to the Nine Months Ended September 30, 1997

   During the nine months ended September 30, 1998 and 1997, the Income Fund generated cash from operations (which includes cash received from tenants, distributions from joint ventures, and interest and other income received, less cash paid for expenses) of $1,794,173 and $1,746,810, respectively. The increase in cash from operations for the nine months ended September 30, 1998, is primarily a result of changes in the Income Fund's working capital.

   Other sources and uses of capital included the following items during the nine months ended September 30, 1998.

   In July 1997, the Income Fund entered into new leases for the restaurant properties in Portland and Winchester, Indiana, with a new tenant to operate the restaurant properties as Arby's restaurants. In connection therewith, the Income Fund paid a total of $250,000 in renovation costs during the nine months ended September 30, 1998, which had been incurred and accrued as construction costs payable at December 31, 1997.

   In March 1998, the Income Fund sold its restaurant property in Fort Myers, Florida, to a third party for $842,100 and received net sales proceeds of $794,690, resulting in a gain of $225,902 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in December 1988 and had a cost of approximately $598,000, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Income Fund sold the restaurant property for approximately $196,700 in excess of its original purchase price. The Income Fund anticipates that it will distribute amounts sufficient to enable the Limited Partners to pay federal and state income taxes, if any (at a level reasonably assumed by us), resulting from the sale. In addition, in March 1998, the Income Fund sold its restaurant property in Union Township, Ohio, to an unrelated third party for $680,000 and received net sales proceeds of $674,135, resulting in a loss of $104,987 for financial reporting purposes. In connection with the sale of these restaurant properties, the Income Fund incurred deferred, subordinated, real estate disposition fees of $45,663. In April 1998, the Income Fund distributed $1,233,748 of the net sales proceeds from these restaurant properties as a special distribution to the Limited Partners.

   In addition, in July 1998, the Income Fund sold its restaurant property in Leesburg, Florida for $565,000 and received net sales proceeds of $523,931, resulting in a total loss for financial reporting purposes of $135,509. Due to the fact that at December 31, 1997, the Income Fund recorded a provision for loss on the land and building in the amount of $70,337 for this restaurant property, the Income Fund recognized the remaining loss of $65,172 for financial reporting purposes at July 1998, relating to the sale. In September 1998, the Income Fund contributed $498,953 of the net sales proceeds from the sale of the restaurant property in

Leesburg, Florida, to a joint venture, Warren Joint Venture, to purchase and hold one restaurant property. The Income Fund has an approximate 36% interest in the profits and losses of Warren Joint Venture and the remaining interest in this joint venture is held by one of our affiliates.

   In September 1998, the Income Fund sold its restaurant property in Naples, Florida, to a third party for $563,000 and received net sales proceeds of $533,598, resulting in a gain of $170,281 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in December 1988 and had a cost of approximately $410,500 excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Income Fund sold the restaurant property for approximately $123,100 in excess of its original purchase price. The Income Fund intends to reinvest the net sales proceeds in a replacement restaurant property. As of September 30, 1998, the net sales proceeds were being held in an interest-bearing escrow account. We believe that the transaction, or a portion thereof, relating to the sale of the restaurant property in Naples, Florida will be structured to qualify as a like-kind exchange transaction for federal income tax purposes. However, the Income Fund will distribute amounts sufficient to enable the Limited Partners to pay federal and state income taxes, if any, (at a level reasonably assumed by us) resulting from the sale.

   Currently, rental income from the Income Fund's restaurant properties and net sales proceeds are invested in money market accounts and other short-term, highly liquid investments pending the Income Fund's use of such funds to pay Income Fund expenses or to make distributions to the partners. At September 30, 1998, the Income Fund had $765,359 invested in such short-term investments as compared to $876,452 at December 31, 1997. The decrease in cash and cash equivalents during the nine months ended September 30, 1998 is primarily attributable to the payment of construction costs accrued at December 31, 1997 relating to the Income Fund's restaurant properties located in Winchester and Portland, Indiana, as described above. The decrease in cash and cash equivalents was partially offset by an increase in rents paid in advance at September 30, 1998, as compared to December 31, 1997. The funds remaining at September 30, 1998 will be used toward the payment of distributions and other liabilities.

   Total liabilities of the Income Fund, including distributions payable, decreased to $902,520 at September 30, 1998, from $1,157,589 at December 31, 1997, primarily as a result of the payment during the nine months ended September 30, 1998 of construction costs accrued at December 31, 1997 relating to the Income Fund's restaurant properties located in Winchester and Portland, Indiana, as described above. Total liabilities at September 30, 1998, to the extent they exceed cash and cash equivalents at September 30, 1998, will be paid from future cash from operations, and in the event we elect to make additional contributions, from future contributions from us.

   During August 1998, the Income Fund entered into an agreement with an unrelated third party to sell the Taco Bell property in Edgewood, Maryland. We believe that the anticipated sales price will exceed the Income Fund's cost attributable to the restaurant property; however, as of November 6, 1998, the sale had not occurred.

   Based on (i) current and anticipated future cash from operations (ii) for the nine months ended September 30, 1998, net sales proceeds from the sale of the restaurant properties in Fort Myers, Florida, and Union Township, Ohio, and
(iii) to a lesser extent, for the nine months ended September 30, 1997, additional capital contributions from the corporate general partner received in April, July and October 1997, the Income Fund declared distributions to Limited Partners of $3,033,748 and $2,070,000 for the nine months ended September 30, 1998 and 1997, respectively ($600,000 and $690,000 for the quarters ended September 30, 1998 and 1997, respectively). This represents distributions for the nine months ended September 30, 1998 and 1997, of $50.56 and $34.50 per unit, respectively ($10.00 and $11.50 per unit for the quarters ended September 30, 1998 and 1997, respectively). Distributions for the nine months ended September 30, 1998 included $1,233,748 as a result of the distribution of net sales proceeds from the sale of the restaurant properties in Fort Myers, Florida and Union Township, Ohio. This special distribution was effectively a return of a portion of the Limited Partners' investment, although, in accordance with the Income Fund agreement, it was applied to the Limited Partners' unpaid preferred return. As a result of the sale of the restaurant properties, the Income Fund's total revenue was reduced, while the majority of the Income Fund's operating expenses remained fixed. Therefore, distributions of net cash flow were adjusted for the nine months ended September 30, 1998. No distributions were made to us for the quarters and nine months ended September 30, 1998 and 1997. No amounts distributed to the Limited Partners for the nine months ended September 30, 1998 and 1997 are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions. The Income Fund intends to continue to make distributions of cash available for distribution to the Limited Partners on a quarterly basis.

   The Income Fund's investment strategy of acquiring restaurant properties for cash and generally leasing them under triple-net leases to operators who generally meet specified financial standards minimizes the Income Fund's operating expenses. We believe that the leases will continue to generate cash flow in excess of operating expenses.

   We have the right, but not the obligation, to make additional capital contributions if we deem it appropriate in connection with the operations of the Income Fund.

 The Years Ended December 31, 1997, 1996 and 1995

   The Income Fund's primary source of capital for the years ended December 31, 1997, 1996 and 1995, was cash from operations (which includes cash received from tenants, distributions from joint ventures and interest received, less cash paid for expenses). Cash from operations was $2,417,972, $2,713,964 and $2,670,393 for the years ended December 31, 1997, 1996 and 1995, respectively. The decrease in cash from operations for 1997, as compared to 1996, and the increase in cash from operations for 1996, as compared to 1995, is primarily a result of changes in income and expenses as described in "Results of Operations" below and changes in the Income Fund's working capital. Cash from operations during the years ended December 31, 1997, 1996 and 1995, was also affected by the following:

   In October 1992, the Income Fund accepted a promissory note from the former tenant of the restaurant property in Maywood, Illinois, for $175,000 for amounts due relating to past due rents and real estate taxes and other expenses the Income Fund had incurred as a result of the former tenant's having defaulted under the terms of the lease. The note was non-interest bearing and was payable in 36 monthly installments of $2,500 through September 1995, and thereafter in eight monthly installments of $10,000, with the balance due and payable on February 20, 1996. The Income Fund discounted the note to a principal balance of $138,094 using an interest rate of ten percent. During 1995, the former tenant defaulted under the terms of the note. Because of the financial difficulties that the former tenant was experiencing, the Income Fund established an allowance for doubtful accounts for the full amount of unpaid principal and interest of $111,031 relating to this note; therefore, no amounts were included in receivables at December 31, 1996. During 1997, the Income Fund ceased collection efforts for this note and wrote off the related allowance for doubtful accounts.

   Other sources and uses of capital included the following items during the years ended December 31, 1997, 1996 and 1995.

   In December 1995, the Income Fund sold its restaurant property in Hastings, Michigan, for $520,000 and received net sales proceeds of $518,650, resulting in a gain of $128,547 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in August 1988 and had a cost of approximately $419,600, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Income Fund sold the restaurant property for approximately $99,100 in excess of its original purchase price.

   In January 1996, the Income Fund reinvested the net sales proceeds it received from the 1995 sale of the restaurant property in Hastings, Michigan, along with additional funds, in a Golden Corral restaurant property located in Clinton, North Carolina, with certain of our affiliates as tenants-in-common. In connection therewith, the Income Fund and its affiliates entered into an agreement whereby each co-venturer will share in the profits and losses of the restaurant property in proportion to its applicable percentage interest. As of December 31, 1997, the Income Fund owned a 53.68% interest in this restaurant property.

   In September 1996, the Income Fund sold its restaurant property in Tampa, Florida, for $1,090,000 and received net sales proceeds of $1,049,550, resulting in a gain of $221,390 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in December 1988 and had a cost of approximately $832,800, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Income Fund sold the restaurant property for approximately $216,800 in excess of its original purchase price. In December 1996, the Income Fund reinvested the majority of the net sales proceeds in a Boston Market restaurant property, located in Richmond, Virginia. The remaining net sales proceeds were used to meet other working capital needs of the Income Fund.

   In June 1997, the Income Fund terminated the leases with the tenant of the restaurant properties in Portland and Winchester, Indiana. In connection therewith, the Income Fund accepted a promissory note from the former tenant for $32,343 for amounts relating to past due real estate taxes the Income Fund had accrued as a result of the former tenant's financial difficulties. The promissory note, which is uncollateralized, bears interest at a rate of 10% per annum, and is being collected in 36 monthly installments. Receivables at December 31, 1997 include $7,106 of such amounts. In July 1997, the Income Fund entered into new leases for these restaurant properties in Portland and Winchester, Indiana, with a new tenant to operate the restaurant properties as Arby's restaurants. In connection therewith, the Income Fund agreed to fund up to $125,000 in renovation costs for each restaurant property. As of December 31, 1997, such renovations had been completed.

   In November 1997, the Income Fund sold its restaurant property in Douglasville, Georgia to a third party for $402,000 and received net sales proceeds of $378,149 (net of $2,546 which represents amounts due to the former tenant for prorated rent). This restaurant property was originally acquired by the Income Fund in December 1994 and had a cost of approximately $363,800, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Income Fund sold the restaurant property for approximately $16,900 in excess of its original purchase price. Due to the fact that the Income Fund had recognized accrued rental income since the inception of the lease relating to the straight-lining of future scheduled rent increases in accordance with generally accepted accounting principles, the Income Fund wrote off the cumulative balance of such accrued rental income at the time of the sale of this restaurant property, resulting in a loss of $6,652 for financial reporting purposes. Due to the fact that the straight-lining of future rent increases over the term of the lease is a non-cash accounting adjustment, the write off of these amounts is a loss for financial statement purposes only. The net sales proceeds will be used to pay liabilities of the Income Fund, including quarterly distributions to the Limited Partners, and to fund the renovation costs described above. The Income Fund anticipates that it will distribute amounts sufficient to enable the Limited Partners to pay federal and state income taxes, if any (at a level reasonably assumed by us), resulting from the sale.

   During the years ended December 31, 1997 and 1996, the Income Fund received $294,000 and $22,300, respectively, in capital contributions from CNL Realty Corp., the corporate general partner, in connection with the operations of the Income Fund. No such contributions were received during the year ended December 31, 1995.

   None of the restaurant properties owned by the Income Fund or the joint ventures in which the Income Fund owns an interest is or may be encumbered. Under its partnership agreement, the Income Fund is prohibited from borrowing for any purpose; provided, however, that we or our affiliates are entitled to reimbursement, at cost, for actual expenses incurred by us or our affiliates on behalf of the Income Fund. Certain of our affiliates from time to time incur certain operating expenses on behalf of the Income Fund for which the Income Fund reimburses the affiliates without interest.

   Currently, rental income from the Income Fund's restaurant properties is invested in money market accounts or other short-term, highly liquid investments pending the Income Fund's use of such funds to pay Income Fund expenses or to make distributions to the partners. At December 31, 1997, the Income Fund had $876,452 invested in such short-term investments, as compared to $554,593 at December 31, 1996. The increase in the amount invested in short-term investments is primarily a result of the receipt of net sales proceeds from the sale of the restaurant property in Douglasville, Georgia, during 1997.

   During 1997, 1996 and 1995, our affiliates, incurred on behalf of the Income Fund $85,702, $114,409 and $101,876, respectively, for certain operating expenses. As of December 31, 1997 and 1996, the Income Fund owed $88,854 and $67,153, respectively, to affiliates for such amounts and accounting and administrative services. Amounts payable to other parties, including distributions payable, increased to $1,068,735 at December 31, 1997, from $766,108 at December 31, 1996. The increase in liabilities at December 31, 1997, is primarily the result of the Income Fund accruing renovation costs during 1997 for the restaurant properties in Portland and Winchester, Indiana, in connection with the new leases entered into in July 1997. In addition, the increase in liabilities is due to the Income Fund accruing current real estate taxes for its restaurant property in Palm Bay, Florida, during 1997, due to the fact that the tenant vacated the restaurant property in October 1997. In addition, the increase in liabilities is due to an increase in rents paid in advance at December 31, 1997. Total liabilities at December 31, 1997, to the extent they exceed cash and cash equivalents at December 31, 1997, will be paid from future cash from operations and, in the event we elect to make additional contributions, from future General Partner contributions.

   Based primarily on current and anticipated future cash from operations, and for the years ended December 31, 1997 and 1996, additional capital contributions received from us, the Income Fund declared distributions to the Limited Partners of $2,760,000 for each of the years ended December 31, 1997, 1996 and 1995. This represents distributions of $46 per Unit for each of the years ended December 31, 1997, 1996 and 1995. We expect to distribute some or all of the net sales proceeds from the sale of the restaurant property in Fort Myers, Florida, to the Limited Partners. In deciding whether to sell restaurant properties, we will consider factors such as potential capital appreciation, net cash flow, and federal income tax considerations. The reduced number of restaurant properties for which the Income Fund receives rental payments, as well as ongoing operations, is expected to reduce the Income Fund's revenues. The decrease in Income Fund revenues, combined with the fact that a significant portion of the Income Fund's expenses are fixed in nature, is expected to result in a decrease in cash distributions to the Limited Partners during 1998. No amounts distributed or to be distributed to the Limited Partners for the years ended December 31, 1997, 1996 and 1995, are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions.

   We believe that the restaurant properties are adequately covered by insurance. In addition, we have obtained contingent liability and property coverage for the Income Fund. This insurance is intended to reduce the Income Fund's exposure in the unlikely event a tenant's insurance policy lapses or is insufficient to cover a claim relating to the restaurant property.

   Due to low operating expenses and ongoing cash flow, we do not believe that working capital reserves are necessary at this time. In addition, because the leases for the Income Fund's restaurant properties are generally on a triple-net basis, it is not anticipated that a permanent reserve for maintenance and repairs will be established at this time. To the extent, however, that the Income Fund has insufficient funds for such purposes, we will contribute to the Income Fund an aggregate amount of up to one percent of the offering proceeds for maintenance and repairs.

Results of Operations

 Nine Months Ended September 30, 1998 Compared to the Nine Months Ended September 30, 1997

   During the nine months ended September 30, 1997, the Income Fund owned and leased 35 wholly-owned restaurant properties (including one restaurant property in Douglasville, Georgia, which was sold in November 1997), and during the nine months ended September 30, 1998, the Income Fund owned and leased 34 wholly-owned restaurant properties (including four restaurant properties, which were sold during 1998), generally to operators of fast-food and family-style restaurant chains. In connection therewith, during the nine months ended September 30, 1998 and 1997, the Income Fund earned $1,694,465 and $1,657,307, respectively, in rental income from operating leases and earned income from direct financing leases from these restaurant properties, $579,483 and $541,416 of which was earned during the quarters ended September 30, 1998 and 1997, respectively. The increase in rental and earned income for the quarter and nine months ended September 30, 1998, was partially due to the fact that during the quarter and nine months ended September 30, 1997, the Income Fund increased its allowance for doubtful accounts for the restaurant property located in Palm Bay, Florida due to financial difficulties the tenant was experiencing. No such allowance was established during the quarter and nine months ended September 30, 1998, due to the fact that the Income Fund re-leased this restaurant property to a new tenant for which rent commenced subsequent to September 30, 1997. In addition, the Income Fund collected and recognized as income past due rental amounts for which the Income Fund had previously established an allowance for doubtful accounts during the quarter and nine months ended September 30, 1998.

   In addition, the increase in rental and earned income for the quarter and nine months ended September 30, 1998 was partially due to the fact that during the quarter and nine months ended September 30, 1997, the Income Fund increased its allowance for doubtful accounts for the restaurant properties located in Portland and Winchester, Indiana due to financial difficulties the tenants were experiencing. No such allowance was established during the quarter and nine months ended September 30, 1998, due to the fact that the Income Fund re-leased these restaurant properties to new tenants for which rent commenced subsequent to September 30, 1997.

   The increase in rental and earned income for the quarter and nine months ended September 30, 1998 was partially offset by a decrease in rental and earned income due to the sale of the restaurant property in Douglasville, Georgia in November 1997, the sale of the restaurant properties in Fort Myers, Florida and Union Township, Ohio in March 1998, and the sale of the restaurant property in Naples, Florida in September 1998. During the nine months ended September 30, 1998, the Income Fund used the net sales proceeds from the sale of the restaurant property in Douglasville, Georgia to fund renovation costs for two restaurant properties and for other Income Fund purposes. Rental and earned income are expected to remain at reduced amounts as a result of distributing the net sales proceeds from the 1998 sales of the restaurant properties in Fort Myers, Florida and Union Township, Ohio to the Limited Partners, as described above in "Liquidity and Capital Resources."

   For the nine months ended September 30, 1998 and 1997, the Income Fund also earned $37,207 and $65,265, respectively, in contingent rental income, $20,661 of which was earned during the quarter ended September 30, 1997. The decrease in contingent rental income during the nine months ended September 30, 1998, as compared to the nine months ended September 30, 1997, is primarily attributable to the Income Fund adjusting estimated contingent rental amounts accrued at December 31, 1997, to actual amounts during the nine months ended September 30, 1998. The decrease in contingent rental income for the quarter ended September 30, 1998 was primarily due to the fact that no contingent rents were recorded during the quarter ended September 30, 1998 as a result of the Income Fund adopting EITF 98-9, a consensus reached by the Financial Accounting Standards Board entitled "Accounting for Contingent Rent in the Interim Financial Periods," which states that a lessor should defer recognition of contingent rental income in interim periods until the specified target that triggers the contingent rental income is achieved. Adoption of this consensus did not have a material effect on the Income Fund's financial position or results of operations.

   In October 1998, the tenant of one Boston Market restaurant property filed for bankruptcy. If the lease is eventually rejected, the Income Fund anticipates that rental income relating to this restaurant property will terminate until a new tenant is located or until the restaurant property is sold and the proceeds from such a sale are reinvested in an additional restaurant property. However, we do not anticipate that any decrease in rental income due to lost revenues relating to this restaurant property will have a material effect on the Income Fund's financial position or results of operations.

   During the nine months ended September 30, 1998 and 1997, the Income Fund also owned and leased five restaurant properties indirectly through joint venture arrangements and one restaurant property as tenants-in-common with certain of our affiliates. In addition, during the nine months ended September 30, 1998, the Income Fund owned and leased one additional restaurant property indirectly through a joint venture arrangement. In connection therewith, during the nine months ended September 30, 1998 and 1997, the Income Fund recognized a loss of $143,612 and income of $172,340, respectively, attributable to net income and net loss earned by these joint ventures, income of $5,276 and $52,359 of which was recognized during the quarters ended September 30, 1998 and 1997, respectively. The decrease in net income is primarily due to the fact that Kingsville Real Estate Joint Venture (in which the Income Fund owns a 68.87% interest) established an allowance for loss on the land and net investment in the direct financing lease for its restaurant property for approximately $316,000 during the nine months ended September 30, 1998. The allowance represents the difference between the restaurant property's carrying value at September 30, 1998 and the estimated net realizable value of the restaurant property. In addition, the joint venture established an allowance for doubtful accounts of approximately $21,900 and $87,800 during the quarter and nine months ended September 30, 1998, respectively, in accordance with its collection policy. No such allowance was established during the quarter and nine months ended September 30, 1997. Kingsville Real Estate Joint Venture is currently seeking either a new tenant or purchaser for this restaurant property.

   The decrease during the quarter and nine months ended September 30, 1998 in net income earned by joint ventures is also due to the fact that during July 1997, the operator of the restaurant property owned by Titusville Joint Venture vacated the restaurant property and ceased operations. During the quarter and nine months ended September 30, 1998, Titusville Joint Venture (in which the Income Fund owns a 26.60% interest) established an allowance for loss on the land and building for its restaurant property, of approximately $139,300. The allowance represents the difference between the restaurant property's net carrying value at September 30, 1998 and the estimated net realizable value of the restaurant property. Titusville Joint Venture is currently seeking either a replacement tenant or purchaser for this restaurant property.

   Operating expenses, including depreciation and amortization expense, were $550,017 and $532,282 for the nine months ended September 30, 1998 and 1997, respectively, of which $182,378 and $154,792 were incurred for the quarters ended September 30, 1998 and 1997, respectively. The increase in operating expenses during the quarter and nine months ended September 30, 1998, as compared to the quarter and nine months ended September 30, 1997, is primarily attributable to the fact that during the quarter and nine months ended September 30, 1998, the Income Fund recorded approximately $21,600 in real estate tax expense due to the fact that in October 1998, the tenant of the Boston Market restaurant property in Richmond, Virginia filed for bankruptcy, as described above. As a result, if the tenant decides to reject the lease the Income Fund will continue to incur certain expenses, such as real estate taxes, insurance and maintenance until a replacement tenant or buyer for the restaurant property is located.

   As a result of the former tenant of the restaurant property in Leesburg, Florida defaulting under the terms of its lease, the Income Fund incurred certain expenses, such as real estate taxes, insurance and maintenance during the quarters and nine months ended September 30, 1998 and 1997. The Income Fund sold this restaurant property in July 1998, as described above, therefore the Income Fund does not anticipate incurring such expenses in future periods.

   As a result of the sales of the restaurant properties in Fort Myers, Florida, Union Township, Ohio, and Leesburg, Florida the Income Fund recognized a gain of $55,742 for financial reporting purposes during the nine months ended September 30, 1998. In addition, during the quarter and nine months ended September 30, 1998, the Income Fund recognized a gain of $170,281 for financial reporting purposes as a result of the sale of its restaurant property in Naples, Florida. No restaurant properties were sold during the quarter and nine months ended September 30, 1997.

 The Years Ended December 31, 1997, 1996 and 1995

   During 1995, the Income Fund owned and leased 36 wholly-owned restaurant properties (including one restaurant property in Hastings, Michigan, which was sold in December 1995), during 1996, the Income Fund owned and leased 36 wholly-owned restaurant properties (including one restaurant property in Tampa, Florida, which was sold in September 1996) and during 1997, the Income Fund owned and leased 35 wholly-owned restaurant properties (including one restaurant property in Douglasville, Georgia, which was sold in November 1997). In addition, during 1997, 1996 and 1995, the Income Fund was a co-venturer in five separate joint ventures that each owned and leased one restaurant property. During 1997 and 1996, the Income Fund also owned and leased one restaurant property with certain of our affiliates as tenants-in-common. As of December 31, 1997, the Income Fund owned, either directly or through joint venture arrangements, 40 restaurant properties, which are, in general, subject to long-term, triple-net leases. The leases of the restaurant properties provide for minimum base annual rental amounts (payable in monthly installments) ranging from $18,100 to $135,800. Generally, the leases provide for percentage rent based on sales in excess of a specified amount to be paid annually. In addition, some of the leases provide that, commencing in the sixth lease year the percentage rent will be an amount equal to the greater of the percentage rent calculated under the lease formula or a specified percentage (ranging from one-half to two percent) of the purchase price.

   During the years ended December 31, 1997, 1996 and 1995, the Income Fund earned $2,189,386, $2,397,691 and $2,510,406, respectively, in rental income from operating leases and earned income from direct financing leases from its wholly-owned restaurant properties described above. Rental and earned income decreased during 1997, as compared to 1996, as a result of the Income Fund establishing an allowance for doubtful accounts totaling approximately $128,200 during 1997, for rental amounts relating to the restaurant property located in Palm Bay, Florida, due to financial difficulties the tenant was experiencing. The tenant vacated the restaurant property in October 1997, and the Income Fund re-leased the restaurant property in February 1998, as discussed above.

   In addition, rental and earned income decreased approximately $76,300 and $29,300 during the years ended 1997 and 1996, respectively, as a result of the sale of the restaurant property in Tampa, Florida, in September 1996. The decrease in rental income for 1997 is partially offset by an increase of approximately $118,300 in rental income attributable to the reinvestment of the net sales proceeds in a restaurant property in Richmond, Virginia, in December 1996.

   In addition, the decrease in rental and earned income during 1997 and 1996, each as compared to the previous year, is partially attributable to the Income Fund increasing its allowance for doubtful accounts by approximately $57,000 and $28,500, respectively, for rental income amounts relating to the Hardee's restaurant properties located in Portland and Winchester, Indiana, which are leased by the same tenant, due to financial difficulties the tenant was experiencing. Rental and earned income also decreased by approximately $86,200 during 1997 due to the fact that the Income Fund terminated the lease with the former tenant of the restaurant properties in Portland and Winchester, Indiana, in June 1997, as described above in "Liquidity and Capital Resources." We have agreed that they will cease collection efforts on past due rental amounts once the former tenant of these restaurant properties pays all amounts due under the promissory note for past due real estate taxes described above in "Liquidity and Capital Resources." The decrease in rental and earned income for 1997, as compared to 1996, was slightly offset by an increase of approximately $20,200 in rental income from the new tenant of this restaurant property who began operating the restaurant property after it was renovated into an Arby's restaurant property.

   The decrease in rental and earned income during 1996, as compared to 1995, is primarily attributable to a decrease of approximately $53,100 as a result of the sale of the restaurant property in Hastings, Michigan, in December 1995.

   For the years ended December 31, 1997, 1996 and 1995, the Income Fund earned $117,031, $97,318 and $94,101, respectively, in contingent rental income from the Income Fund's wholly owned restaurant properties.

The increase in contingent rental income in 1997, as compared to 1996, is primarily attributable to an increase in gross sales for certain restaurant properties whose leases require the payment of contingent rental income.

   In addition, for the years ended December 31, 1997, 1996 and 1995, the Income Fund earned $189,747, $277,431 and $245,778, respectively, attributable to net income earned by joint ventures in which the Income Fund is a co-venturer. The decrease in net income earned by these joint ventures during 1997, as compared to 1996, is partially attributable to the fact that, during July 1997, the operator of the restaurant property owned by Titusville Joint Venture vacated the restaurant property and ceased operations. In conjunction therewith, Titusville Joint Venture (in which the Income Fund owns a 26.6% interest in the profits and losses of the joint venture) established an allowance for doubtful accounts of approximately $27,000 during 1997. No such allowance was established during 1996. In addition, the joint venture recorded real estate tax expense of approximately $16,600 during 1997. No such real estate taxes were incurred during 1996. In addition, during 1997, the joint venture established an allowance for loss on land and building for its restaurant property in Titusville, Florida, for approximately $147,000. The allowance represents the difference between the restaurant property's carrying value at December 31, 1997, and the property manager's estimate of the net realizable value of the restaurant property. In addition, the joint venture wrote off unamortized lease costs of $23,500 in 1997 due to the tenant vacating the restaurant property.

   Net income earned by joint ventures also decreased during 1997, as compared to 1996, due to the restaurant property in Clinton, North Carolina, held as tenants-in-common, adjusting estimated contingent rental amounts accrued at December 31, 1996, to actual amounts during the year ended December 31, 1997. The increase in net income earned by joint ventures during 1996, as compared to 1995, is primarily attributable to the fact that in January 1996, the Income Fund reinvested the net sales proceeds it received from the sale in December 1995 of the restaurant property in Hastings, Michigan, along with additional funds, in a Golden Corral restaurant property in Clinton, North Carolina, with certain of our affiliates as tenants-in-common, as described above in "Liquidity and Capital Resources."

   During the years ended December 31, 1997, 1996 and 1995 two of the Income Fund's lessees, Shoney's, Inc. and Tampa Foods, L.P., each contributed more than 10% of the Income Fund's total rental income (including the Income Fund's share of the rental income from five restaurant properties owned by joint ventures and one restaurant property owned with certain of our affiliates as tenant-in-common). As of December 31, 1997, Shoney's, Inc. was the lessee under leases relating to six restaurants and Tampa Foods, L.P. was the lessee under leases relating to two restaurants. It is anticipated that, based on the minimum rental payments required by the leases, Shoney's, Inc. will continue to contribute more than 10% of the Income Fund's total rental income during 1998 and subsequent years. In addition, three restaurant chains, Shoney's, Denny's and Wendy's Old Fashioned Hamburger Restaurants, each accounted for more than 10% of the Income Fund's total rental income in 1997, 1996 and 1995 (including the Income Fund's share of the rental income from five restaurant properties owned by joint ventures and one restaurant property owned with affiliates as tenants-in-common). During the year ended December 31, 1997, another of the Income Fund's restaurant chains, Taco Bell, accounted for more than 10% of total rental income. In subsequent years, it is anticipated that these four Restaurant Chains each will continue to account for more than 10% of the total rental income to which the Income Fund is entitled under the terms of the leases. Any failure of these lessees or restaurant chains could materially affect the Income Fund's income.

   Operating expenses, including depreciation and amortization expense, were $733,728, $694,518 and $789,780 for the years ended December 31, 1997, 1996 and
1995, respectively. The increase in operating expenses for 1997, as compared to 1996, was partially due to the fact that during 1997, the Income Fund expensed approximately $25,400 in current and past due real estate taxes for the restaurant property in Palm Bay, Florida due to the tenant vacating the restaurant property in October 1997. The restaurant property was re-leased and the new tenant is responsible for these expenses beginning in December 1997. In addition, the increase in operating expenses during 1997 was partially due to the fact that the Income Fund recorded bad debt expense of $12,794 during 1997, relating to the restaurant properties located in Portland and Winchester,

Indiana, for past due rental income amounts. The Income Fund does not intend to continue to pursue the collection of such amounts unless the former tenant defaults under the promissory note, as described above in "Liquidity and Capital Resources."

   The decrease in operating expenses in 1996, as compared to 1995, is primarily a result of the fact that the Income Fund's former tenant of the restaurant property in Maywood, Illinois, defaulted under the terms of its promissory note with the Income Fund, as described above in "Liquidity and Capital Resources," and the Income Fund recorded bad debt expense of $102,431 relating to this restaurant property during 1995. The decrease in operating expenses during 1996, as compared to 1995, was partially offset by an increase in accounting and administrative expenses associated with operating the Income Fund and its restaurant properties and an increase in insurance expense as a result of our obtaining contingent liability and property coverage for the Income Fund beginning in May 1995.

   As the result of the former tenant of the Maywood restaurant property defaulting under the terms of its lease, the Income Fund re-leased this restaurant property during 1993, to two new operators subject to two separate leases. In connection with one of the two new leases for the restaurant property in Maywood, Illinois, the Income Fund is responsible for the proportionate share of real estate taxes and insurance expense. In addition, during 1997, 1996 and 1995, the Income Fund paid for a portion of the real estate taxes that are the responsibility of the other tenant of the Maywood restaurant property, due to a shortage of amounts collected from the tenant for the payment of their proportionate share of real estate taxes. In addition, as a result of the former tenant of the restaurant property in Leesburg, Florida, defaulting under the terms of its lease, the Income Fund incurred certain expenses, such as real estate taxes, insurance and maintenance expense relating to this restaurant property during 1997, 1996 and 1995. The Income Fund is currently seeking a replacement tenant for the restaurant property in Leesburg, Florida, and expects to incur these expenses until such time as a new lease is executed for this restaurant property.

   As a result of the sale of the restaurant property in Douglasville, Georgia, in November 1997, the Income Fund recognized a loss for financial reporting purposes of $6,652 for the year ended December 31, 1997. In addition, as a result of the sale of the restaurant property in Tampa, Florida, in September 1996 and the sale of the restaurant property in Hastings, Michigan, in December 1995, the Income Fund recognized gains for financial reporting purposes of $221,390 and $128,547, for the years ended December 31, 1996 and 1995, respectively.

   During 1997, the Income Fund established an allowance for loss on land and building in the amount of $70,337 for financial reporting purposes for the restaurant property in Leesburg, Florida. The allowance represents the difference between the restaurant property's carrying value at December 31, 1997, and the estimated net realizable value for this restaurant property based on an anticipated sales price.

General

   The Income Fund's leases as of September 30, 1998, are, in general, triple-net leases and contain provisions that we believe mitigate the adverse effect of inflation. Such provisions include clauses requiring the payment of percentage rent based on certain restaurant sales above a specified level and/or automatic increases in base rent at specified times during the term of the lease. Management expects that increases in restaurant sales volumes due to inflation and real sales growth should result in an increase in rental income over time. Continued inflation also may cause capital appreciation of the Income Fund's restaurant properties. Inflation and changing prices, however, also may have an adverse impact on the sales of the restaurants and on potential capital appreciation of the restaurant properties.

   The Year 2000 problem is the result of information technology systems and embedded systems (products which are made with microprocessor (computer) chips such as HVAC systems, physical security systems and elevators) using a two-digit format, as opposed to four digits, to indicate the year. Such information technology and embedded systems may be unable to properly recognize and process date-sensitive information beginning January 1, 2000.

   The Income Fund does not have any information technology systems. Certain of our affiliates provide all services requiring the use of information technology systems pursuant to a management agreement with the Income Fund. The maintenance of embedded systems, if any, at the Income Fund's properties is the responsibility of the tenants of the properties in accordance with the terms of the Income Fund's leases. We and our affiliates have established a team dedicated to reviewing the internal information technology systems used in the operation of the Income Fund, and the information technology and embedded systems and the Year 2000 compliance plans of the Income Fund's tenants, significant suppliers, financial institutions and transfer agent.

   The information technology infrastructure of our affiliates consists of a network of personal computers and servers that were obtained from major suppliers. The affiliates utilize various administrative and financial software applications on that infrastructure to perform the business functions of the Income Fund. Our inability and that of our affiliates to identify and timely correct material Year 2000 deficiencies in the software and/or infrastructure could result in an interruption in, or failure of, certain of the Income Fund's business activities or operations. Accordingly, we and our affiliates have requested and are evaluating documentation from the suppliers of the affiliates regarding the Year 2000 compliance of their products that are used in the business activities or operations of the Income Fund. The costs expected to be incurred by us and our affiliates to become Year 2000 compliant will be incurred by us and our affiliates; therefore, these costs will have no impact on the Income Fund's financial position or results of operations.

   The Income Fund has material third party relationships with its tenants, financial institutions and transfer agent. The Income Fund depends on its tenants for rents and cash flows, its financial institutions for availability of cash and its transfer agent to maintain and track investor information. If any of these third parties are unable to meet their obligations to the Income Fund because of the Year 2000 deficiencies, such a failure may have a material impact on the Income Fund. Accordingly, we have requested and are evaluating documentation from the Income Fund's tenants, financial institutions, and transfer agent relating to their Year 2000 compliance plans. At this time, we have not yet received sufficient certifications to be assured that the tenants, financial institutions, and transfer agent have fully considered and mitigated any potential material impact of the Year 2000 deficiencies. Therefore, we do not, at this time, know of the potential costs to the Income Fund of any adverse impact or effect of any Year 2000 deficiencies by these third parties.

   We currently expect that all Year 2000 compliance testing and any necessary remedial measures on the information technology systems used in the business activities and operations of the Income Fund will be completed prior to June 30, 1999. Based on the progress we and affiliates have made in identifying and addressing the Income Fund's Year 2000 issues and the plan and timeline to complete the compliance program, we do not foresee significant risks associated with the Income Fund's Year 2000 compliance at this time. Because we and our affiliates are still evaluating the status of the systems used in business activities and operations of the Income Fund and the systems of the third parties with which the Income Fund conducts its business, we have not yet developed a comprehensive contingency plan and are unable to identify "the most reasonably likely worst case scenario" at this time. As we identify significant risks related to the Income Fund's Year 2000 compliance or if the Income Fund's Year 2000 compliance program's progress deviates substantially from the anticipated timeline, we will develop appropriate contingency plans.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
              AND RESULTS OF OPERATIONS OF CNL INCOME FUND V, LTD.

Introduction

   The Income Fund is a Florida limited partnership that was organized on August 17, 1988, to acquire for cash, either directly or through joint venture arrangements, both newly constructed and existing restaurant properties, as well as land upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food and family-style restaurant chains. The leases are generally triple-net leases, with the lessees responsible for all repairs and maintenance, property taxes, insurance and utilities. As of September 30, 1998, the Income Fund owned 28 restaurant properties which included interests in four restaurant properties owned by joint ventures in which the Income Fund is a co-venturer and two restaurant properties owned with affiliates as tenants-in-common.

Liquidity and Capital Resources

 Nine Months Ended September 30, 1998 Compared to the Nine Months Ended September 30, 1997

   During the nine months ended September 30, 1998 and 1997, the Income Fund generated cash from operations (which includes cash received from tenants, distributions from joint ventures, and interest and other income received, less cash paid for expenses) of $1,230,725 and $1,297,828, respectively. The decrease in cash from operations for the nine months ended September 30, 1998, is primarily a result of changes in the Income Fund's working capital and changes in income and expenses as described in "Results of Operations" below.

   Other sources and uses of capital included the following items during the nine months ended September 30, 1998.

   In July 1997, the Income Fund entered into a new lease for the restaurant property in Connersville, Indiana, with a new tenant to operate the restaurant property as an Arby's restaurant. In connection therewith, during the nine months ended September 30, 1998, the Income Fund paid $125,000 in renovation costs, which had been incurred and accrued as construction costs payable at December 31, 1997.

   During the nine months ended September 30, 1998, the Income Fund sold its restaurant properties in Port Orange, Florida, and Tyler, Texas to the tenants for a total of $2,180,000 and received net sales proceeds of $2,125,220, resulting in a total gain of $440,822 for financial reporting purposes. These restaurant properties were originally acquired by the Income Fund in 1988 and 1989 and had costs totaling approximately $1,791,300, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Income Fund sold the restaurant properties for approximately $333,900 in excess of their original purchase prices. In connection with the sales, the Income Fund incurred deferred, subordinated, real estate disposition fees of $65,400. The Income Fund distributed $1,838,327 of the net sales proceeds from the 1997 and 1998 sales of the restaurant properties in Tampa and Port Orange, Florida, respectively, as a special distribution to the Limited Partners in April 1998. In addition, in May 1998, the Income Fund contributed the remainder of the net sales proceeds from the sale of the restaurant property in Tyler, Texas in a joint venture arrangement as described below. The Income Fund anticipates that it will distribute amounts sufficient to enable the Limited Partners to pay federal and state income taxes, if any (at a level reasonably assumed by us), resulting from the sale of the restaurant properties in Port Orange, Florida and Tyler, Texas. The Income Fund will use the remaining net sales proceeds to fund additional amounts to RTO Joint Venture, as described below, and to meet the Income Fund's working capital and other Income Fund purposes.

   As described above, in May 1998, the Income Fund entered into a joint venture, RTO Joint Venture, a joint venture with one of our affiliates, to construct and hold one restaurant property. As of September 30, 1998, the Income Fund had contributed $713,480 to purchase land and pay for construction relating to the joint venture. As of September 30, 1998, the Income Fund has agreed to contribute approximately $40,900 in construction costs to the joint venture. When construction is completed, the Income Fund expects to have an approximate 53% interest in the profits and losses of the joint venture.

   Currently, rental income from the Income Fund's restaurant properties is invested in money market accounts or other short-term, highly liquid investments pending the Income Fund's use of such funds to pay Income Fund expenses or to make distributions to the partners. At September 30, 1998, the Income Fund had $481,185 invested in such short-term investments as compared to $1,361,290 at December 31, 1997. The decrease in cash and cash equivalents is primarily attributable to the fact that the Income Fund distributed amounts held at December 31, 1997 relating to the net sales proceeds received from the 1997 sale of the restaurant property in Tampa, Florida, as a special distribution to the Limited Partners during the nine months ended September 30, 1998, as described below. The funds remaining at September 30, 1998, will be used to pay distributions and other liabilities.

   Total liabilities of the Income Fund decreased to $771,412 at September 30, 1998, from $974,967 at December 31, 1997, partially due to a decrease in construction costs payable as a result of the payment during the nine months ended September 30, 1998, of construction costs accrued at December 31, 1997, for renovation costs relating to the Income Fund's restaurant property located in Connorsville, Indiana, as described above. The decrease in liabilities is also partially attributable to a decrease in distributions payable to the Limited Partners at September 30, 1998 as compared to December 31, 1997. Total liabilities at September 30, 1998, to the extent they exceed cash and cash equivalents at September 30, 1998, will be paid from future cash from operations.

   Based on current and anticipated future cash from operations, and for the nine months ended September 30, 1998, proceeds received from the sales of restaurant properties, the Income Fund declared distributions to Limited Partners of $3,338,327 and $1,725,000 for the nine months ended September 30, 1998 and 1997, respectively ($500,000 and $575,000 for the quarters ended September 30, 1998 and 1997, respectively). This represents distributions for the nine months ended September 30, 1998 and 1997 of $66.77 and $34.50 per unit, respectively ($10.00 and $11.50 per unit for the quarters ended September 30, 1998 and 1997, respectively). Distributions for the nine months ended September 30, 1998, included $1,838,327 as a result of the distribution of net sales proceeds from the sale of restaurant properties, as described above. This special distribution was effectively a return of a portion of the Limited Partners' investment, although, in accordance with the Income Fund's partnership agreement, it was applied to the Limited Partners' unpaid cumulative preferred return. As a result of the sale of the restaurant properties, the Income Fund's total revenue was reduced, while the majority of the Income Fund's operating expenses remained fixed. Therefore, distributions of net cash flow were adjusted for the quarter and nine months ended September 30, 1998. No distributions were made to us for the quarters and nine months ended September 30, 1998 and 1997. No amounts distributed to the Limited Partners for the nine months ended September 30, 1998 and 1997, are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions. The Income Fund intends to continue to make distributions of cash available for distribution to the Limited Partners on a quarterly basis.

   The Income Fund's investment strategy of acquiring restaurant properties for cash and leasing them under triple-net leases to operators who generally meet specified financial standards minimizes the Income Fund's operating expenses. We believe that the leases will continue to generate cash flow in excess of operating expenses.

   We have the right, but not the obligation, to make additional capital contributions if we deem it appropriate in connection with the operations of the Income Fund.

 The Years Ended December 31, 1997, 1996 and 1995

   The Income Fund's primary source of capital for the years ended December 31, 1997, 1996 and 1995, was cash from operations (which includes cash received from tenants, distributions from joint ventures and interest received, less cash paid for expenses). Cash from operations was $1,813,231, $2,103,745 and $2,142,918 for the years ended December 31, 1997,
1996 and 1995, respectively. The decrease in cash from operations during 1997 and 1996, each as compared to the previous year, is primarily a result of changes in income and expenses as discussed in "Results of Operations" below and changes in the Income Fund's working capital during each of the respective years.

   Other sources and uses of capital included the following items during the years ended December 31, 1997, 1996 and 1995.

   During the years ended December 31, 1997, 1996 and 1995, the Income Fund received $106,000, $159,700 and $31,500, respectively, in capital contributions from the corporate General Partner in connection with the operations of the Income Fund. We have the right, but not the obligation, to make additional capital contributions, if we deem it appropriate, in connection with the operations of the Income Fund.

   In August 1995, the Income Fund sold its restaurant property in Myrtle Beach, South Carolina, to the tenant of the restaurant property for $1,040,000, and in connection therewith, accepted a promissory note in the principal sum of $1,040,000, collateralized by a mortgage on the restaurant property. The note bears interest at a rate of 10.25% per annum and is being collected in 59 equal monthly installments of $9,319, with a balloon payment of $1,006,004 due in July 2000. Collections commenced August 1, 1995. In accordance with Statement of Financial Accounting Standards No. 66, "Accounting for Sales of Real Estate," the Income Fund recorded the sale of the restaurant property using the installment sales method. Therefore, the gain on the sale of the restaurant property was deferred and is being recognized as income proportionately as payments of principal under the mortgage note are collected. The Income Fund recognized a gain of $1,024, $924 and $1,571 for financial reporting purposes for the years ended December 31, 1997, 1996 and 1995, respectively. The mortgage note receivable balance relating to this restaurant property at December 31, 1997 and 1996, was $883,417 and $889,891, respectively, including accrued interest of $8,665 and $8,729, respectively, and net of the remaining deferred gain of $139,693 and $140,717, respectively. We anticipate that payments collected under the mortgage note will be reinvested in additional restaurant properties or used for other Income Fund purposes.

   In addition, in October 1996, the Income Fund sold its restaurant property in St. Cloud, Florida, to the tenant for $1,150,000. In connection therewith, the Income Fund received $100,000 in cash and accepted the remaining sales proceeds in the form of a promissory note in the principal sum of $1,057,299, representing the balance of the sales price of $1,050,000 plus tenant closing costs in the amount of $7,299 the Income Fund financed on behalf of the tenant. The promissory note bears interest at a rate of 10.75% per annum, is collateralized by a mortgage on the restaurant property, and is being collected in 12 monthly installments of interest only and thereafter in 168 equal monthly installments of principal and interest. This sale is also being accounted for under the installment sales method for financial reporting purposes; therefore, the gain on the sale of the restaurant property was deferred and is being recognized as income proportionately as payments of principal under the mortgage note are collected. The Income Fund recognized a gain of $338 and $18,445 for financial reporting purposes for the years ended December 31, 1997 and 1996, respectively, and had a deferred gain in the amount of $183,465 and $183,802 at December 31, 1997 and 1996. The mortgage note receivable balance relating to this restaurant property at December 31, 1997 and 1996, was $874,443 and $882,967, including accrued interest of $2,747 and $9,471, and net of the remaining deferred gain of $183,465 and $183,802. Payments collected under the mortgage note totaling $100,000 were used to pay liabilities of the Income Fund, including quarterly distributions to the Limited Partners. We anticipate that payments collected under the mortgage note in the future will be reinvested in additional restaurant properties or used for other Income Fund purposes.

   In January 1997, the Income Fund sold its restaurant property in Franklin, Tennessee, to the tenant, for $980,000 and received net sales proceeds of $960,741. Since the Income Fund had previously established an allowance for loss on land and building of $169,463 as of December 31, 1996 relating to this restaurant property, no loss was recognized during 1997 as a result of this sale. The Income Fund used $360,000 of the net sales proceeds to pay liabilities of the Income Fund, including quarterly distributions to the Limited Partners. In addition, in June 1997, the Income Fund entered into an operating agreement for the restaurant property located in South Haven, Michigan, with an operator to operate the restaurant property as an Arby's restaurant. In connection therewith, the Income Fund used approximately $120,400 of the net sales proceeds from the sale of the restaurant property in Franklin, Tennessee, to fund conversion costs associated with the Arby's restaurant property. In December 1997, the Income Fund reinvested approximately $244,800 of the net sales proceeds in a restaurant property located in Sandy, Utah, and approximately $150,000 in a restaurant property located in Vancouver, Washington, as tenants-in-common with certain of our affiliates, as described below. The Income Fund intends to use the remaining net sales proceeds from the sale of the restaurant property in Franklin, Tennessee to fund additional renovation costs relating to the restaurant property in South Haven, Michigan, described above, and to pay liabilities of the Income Fund, including quarterly distributions to the Limited Partners.

   In May 1997, the Income Fund sold its restaurant property in Smyrna, Tennessee, to a third party for $655,000 and received net sales proceeds of $634,310, resulting in a gain of $101,995 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in March 1989 and had a cost of approximately $569,500, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Income Fund sold the restaurant property for approximately $64,800 in excess of its original purchase price. The Income Fund used approximately $82,500 of the net sales proceeds to pay liabilities of the Income Fund, including quarterly distributions to the Limited Partners. In addition, in October 1997, the Income Fund reinvested approximately $460,900 of the net sales proceeds in a restaurant property in Mesa, Arizona, as tenants-in-common with one of our affiliates. In December 1997, the Income Fund reinvested remaining net sales proceeds in a restaurant property located in Vancouver, Washington, as tenants-in-common with certain of our affiliates, as described below. The Income Fund anticipates that it will distribute amounts sufficient to enable the Limited Partners to pay federal and state taxes, if any (at a level reasonably assumed by us), resulting from the sale.

   In June 1997, the Income Fund terminated the leases with the tenant of the restaurant properties in Connorsville and Richmond, Indiana. In connection therewith, the Income Fund accepted a promissory note from the former tenant for $35,297 for amounts relating to past due real estate taxes as a result of the former tenant's financial difficulties. The promissory note, which is uncollateralized, bears interest at a rate of 10% per annum and is being collected in 36 monthly installments. Receivables at December 31, 1997 included $37,099 of such amounts, including accrued interest of $1,802. In July 1997, the Income Fund entered into a new lease for the restaurant property in Connorsville, Indiana, with a new tenant to operate the restaurant property as an Arby's restaurant. In connection therewith, the Income Fund incurred $125,000 in renovation costs which were paid in 1998.

   In September 1997, the Income Fund sold its restaurant property in Salem, New Hampshire, to the tenant for $1,295,172 and received net sales proceeds (net of $1,773 which represents prorated rent returned to the tenant) of $1,270,365, resulting in a gain of approximately $141,508 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in May 1989 and had a cost of approximately $1,085,100, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Income Fund sold the restaurant property for approximately $187,000 in excess of its original purchase price. In December 1997, the Income Fund reinvested the net sales proceeds in a restaurant property located in Sandy, Utah, as described below. We believe that the transaction, or a portion thereof, relating to the sale of the restaurant property in Salem, New Hampshire, and the reinvestment of the proceeds qualified as a like-kind exchange transaction for federal income tax purposes. However, the Income Fund distributed amounts sufficient to enable the Limited Partners to pay federal and state income taxes, if any (at a level reasonably assumed by us), resulting from the sale.

   In addition, in September 1997, the Income Fund sold its restaurant property in Port St. Lucie, Florida, to the tenant for $1,220,000 and received net sales proceeds of $1,216,750, resulting in a gain of approximately $125,309 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in November 1989 and had a cost of approximately $1,176,100, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Income Fund sold the restaurant property for approximately $40,700 in excess of its original purchase price. In November 1997, the Income Fund reinvested the majority of the net sales proceeds in an IHOP restaurant property located in Houston, Texas. We believe that the transaction, or a portion thereof, relating to the sale of the restaurant property in Port St. Lucie, Florida, and the reinvestment of the proceeds qualified as a like-kind exchange transaction for federal income tax purposes. However, the Income Fund distributed amounts sufficient to enable the Limited Partners to pay federal and state income taxes, if any (at a level reasonably assumed by us), resulting from the sale.

   During the year ended December 31, 1996, the Income Fund established an allowance for the restaurant property in Richmond, Indiana, in the amount of $70,062 which represented the difference between the restaurant property's carrying value at December 31, 1996, and the property manager's estimate of net realizable value of the restaurant property based on an anticipated sales price of this restaurant property. In November 1997, the Income Fund sold this restaurant property to a third party for $400,000 and received net sales proceeds of $385,179. As a result of this transaction, the Income Fund recognized a loss of $141,567 for financial reporting purposes. In December 1997, the Income Fund reinvested the net sales proceeds in a restaurant property located in Vancouver, Washington, as tenants-in-common with certain of our affiliates, as described below.

   In addition, in December 1997, the Income Fund sold its restaurant property in Tampa, Florida, to a third party for $850,000 and received net sales proceeds (net of $724 which represents prorated rent returned to the tenant) of $804,451 resulting in a gain of $180,704 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in February 1989 and had a cost of approximately $673,200, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Income Fund sold the restaurant property for approximately $132,000 in excess of its original purchase price. The Income Fund intends to use $50,000 of the net sales proceeds to pay liabilities of the Income Fund, including quarterly distributions to the Limited Partners. The Income Fund intends to distribute some or all of the remaining net sales proceeds to the Limited Partners. The Income Fund will distribute amounts sufficient to enable the Limited Partners to pay federal and state income taxes, if any (at a level reasonably assumed by us), resulting from the sale. The remaining net sales proceeds, if any, will be used for other Income Fund purposes.

   As described above, in December 1997, the Income Fund used the majority of the net sales proceeds from the sale of the restaurant properties in Franklin, Tennessee and Salem, New Hampshire, to acquire a restaurant property located in Sandy, Utah. In addition, in December 1997, the Income Fund used the majority of the net sales proceeds from the sale of the restaurant properties in Franklin and Smyrna, Tennessee and Richmond, Indiana, in a restaurant property located in Vancouver, Washington, as tenants-in-common with certain of our affiliates.

   In January 1998, the Income Fund sold its restaurant property in Port Orange, Florida, to the tenant, for $1,330,000 and received net sales proceeds (net of $2,909 which represents prorated rent returned to the tenant) of $1,283,096, resulting in a gain of approximately $350,300 for financial reporting purposes. The Income Fund intends to distribute some or all of the net sales proceeds to the Limited Partners. The remaining net sales proceeds, if any, will be used for other Income Fund purposes. In addition, in February 1998, the Income Fund sold its restaurant property in Tyler, Texas, to the tenant, for $850,000 and received net sales proceeds of $844,229, resulting in a gain of approximately $155,900 for financial reporting purposes. The Income Fund intends to reinvest the sales proceeds in an additional restaurant property during 1998, or use the net sales proceeds for other Income Fund purposes.

   None of the restaurant properties owned by the Income Fund or the joint ventures in which the Income Fund owns an interest is or may be encumbered. Under its partnership agreement, the Income Fund is prohibited from borrowing for any purpose; provided, however, that we or our affiliates are entitled to reimbursement, at cost, for actual expenses incurred by us or our affiliates on behalf of the Income Fund.

Certain of our affiliates from time to time incur certain operating expenses on behalf of the Income Fund for which the Income Fund reimburses the affiliates without interest.

   Currently, rental income from the Income Fund's restaurant properties is invested in money market accounts or other short-term, highly liquid investments pending the Income Fund's use of such funds to pay Income Fund expenses or to make distributions to the partners. At December 31, 1997, the Income Fund had $1,361,290 invested in such short-term investments as compared to $362,922 at December 31, 1996. The increase in cash and cash equivalents during 1997, is primarily attributable to the receipt of net sales proceeds relating to the sales of several restaurant properties, as described above.

   During 1997, 1996 and 1995, certain of our affiliates incurred on behalf of the Income Fund $77,353, $113,560 and $114,204, respectively, for certain operating expenses. As of December 31, 1997 and 1996, the Income Fund owed $109,367 and $121,464, respectively, to affiliates for such amounts and accounting and administrative services. In addition, as of December 31, 1997, the Income Fund had incurred $34,500 in a real estate disposition fee due to an affiliate as a result of its services in connection with the sale during 1996, of the restaurant property in St. Cloud, Florida. Amounts payable to other parties, including distributions payable, increased to $817,621 at December 31, 1997, from $705,130 at December 31, 1996, primarily as a result of incurring $125,000 in renovation costs relating to the Income Fund's restaurant property located in Connorsville, Indiana, which were paid in the nine months ended September 30, 1998. Liabilities at December 31, 1997, to the extent they exceed cash and cash equivalents (excluding the net sales proceeds held at December 31, 1997 from the sale of restaurant properties, as described above), at December 31, 1997, will be paid from future cash from operations, from amounts collected under the mortgage notes described above or, in the event we elect to make additional capital contributions, from future contributions from us.

   Based primarily on current and anticipated future cash from operations, a portion of the sales proceeds received from the sales of the restaurant properties and additional capital contributions from us, the Income Fund declared distributions to the Limited Partners of $2,300,000 for each of the years ended December 31, 1997, 1996 and 1995. This represents distributions of $46 per Unit for each of the years ended December 31, 1997, 1996 and 1995. As noted above, we distributed some of the net sales proceeds from the sales of the restaurant properties in Tampa and Port Orange, Florida, to the Limited Partners in April 1998. In deciding whether to sell restaurant properties, we will consider factors such as potential capital appreciation, net cash flow, and federal income tax considerations. The reduced number of restaurant properties for which the Income Fund receives rental payments, as well as ongoing operations, is expected to reduce the Income Fund's revenues. The decrease in Income Fund revenues, combined with the fact that a significant portion of the Income Fund's expenses are fixed in nature, is expected to result in a decrease in cash distributions to the Limited Partners during 1998. No amounts distributed or to be distributed to the Limited Partners for the years ended December 1997, 1996 and 1995, are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions.

   We believe that the restaurant properties are adequately covered by insurance. In addition, we have obtained contingent liability and property coverage for the Income Fund. This insurance is intended to reduce the Income Fund's exposure in the unlikely event a tenant's insurance policy lapses or is insufficient to cover a claim relating to the restaurant property.

   Due to low operating expenses and ongoing cash flow, we do not believe that working capital reserves are necessary at this time. In addition, because all leases of the Income Fund's restaurant properties are on a triple-net basis, it is not anticipated that a permanent reserve for maintenance and repairs will be established at this time. To the extent, however, that the Income Fund has insufficient funds for such purposes, we will contribute to the Income Fund an aggregate amount of up to one percent of the offering proceeds for maintenance and repairs.

Results of Operations

 Nine Months Ended September 30, 1998 Compared to the Nine Months Ended September 30, 1997

   During the nine months ended September 30, 1997, the Income Fund and its consolidated joint venture, CNL/Longacre Joint Venture, owned and leased 26 wholly-owned restaurant properties (including six restaurant properties which were sold during 1997) and during the nine months ended September 30, 1998, the Income Fund and CNL/Longacre Joint Venture owned and leased 25 wholly-owned restaurant properties (including two restaurant properties sold in 1998), to operators of fast-food and family-style restaurant chains. In connection therewith, during the nine months ended September 30, 1998 and 1997, the Income Fund and CNL/Longacre Joint Venture earned $1,028,589 and $1,160,634, respectively, in rental income from operating leases and earned income from direct financing leases, $338,068 and $378,168 of which was earned during the quarters ended September 30, 1998 and 1997, respectively. Rental and earned income decreased approximately $142,600 and $481,600 during the quarter and nine months ended September 30, 1998, respectively, as compared to the quarter and nine months ended September 30, 1997, as a result of the sales of restaurant properties during 1997 and 1998. The decrease in rental and earned income was partially offset by an increase of approximately $81,200 and $243,600 during the quarter and nine months ended September 30, 1998, respectively, due to the reinvestment of a portion of net sales proceeds from the 1997 sales, in two restaurant properties in Houston, Texas and Sandy, Utah, in November 1997 and December 1997, respectively.

   The decrease in rental income was partially offset by the fact that during the nine months ended September 30, 1997, the Income Fund increased its allowance for doubtful accounts for the restaurant properties located in Connorsville and Richmond, Indiana, due to financial difficulties the tenant was experiencing. No such allowance was established during the nine months ended September 30, 1998, due to the fact that the Income Fund re-leased the restaurant property located in Connorsville, Indiana, to a new tenant for which rent commenced subsequent to September 30, 1997 and sold the restaurant property located in Richmond, Indiana in November 1997.

   Rental and earned income also decreased during the quarter and nine months ended September 30, 1998, by approximately $9,000 and $26,300, respectively, due to the fact that in August 1998, the Income Fund retroactively terminated the lease with the tenant of the restaurant property in Daleville, Indiana. The Income Fund is currently seeking a new tenant or purchaser for this restaurant property. Rental and earned income are expected to remain at reduced amounts until such time as the Income Fund executes a new lease or until the restaurant property is sold and the proceeds from such sale is reinvested in an additional restaurant property.

   Rental and earned income during the nine months ended September 30, 1998 and 1997, continued to remain at reduced amounts due to the fact that the Income Fund is not receiving any rental income relating to the restaurant properties in Belding, Michigan, and Lebanon, New Hampshire. We are currently seeking purchasers or new tenants for these restaurant properties. Rental and earned income are expected to remain at reduced amounts until such time as the Income Fund executes new leases for these restaurant properties or until the restaurant properties are sold and the proceeds from such sales are reinvested in additional restaurant properties.

   For the nine months ended September 30, 1998 and 1997, the Income Fund also earned $33,412 and $68,056, respectively, in contingent rental income, $10,084 and $15,404 which were earned during the quarters ended September 30, 1998 and 1997, respectively. The decrease in contingent rental income during the quarter and nine months ended September 30, 1998, as compared to the quarter and nine months ended September 30, 1997, is primarily attributable to restaurant property sales during 1997 and 1998 and decreases in restaurant sales of restaurant properties, the leases of which require the payment of contingent rental income.

   During the nine months ended September 30, 1997, the Income Fund owned and leased two restaurant properties indirectly through other joint venture arrangements. During the nine months ended September 30, 1998, the Income Fund owned and leased two restaurant properties as tenants-in-common with certain of our affiliates and three restaurant properties indirectly through joint venture arrangements. In connection therewith, during the nine months ended September 30, 1998 and 1997, the Income Fund earned $112,418 and $33,549, respectively, attributable to net income earned by unconsolidated joint ventures in which the Income Fund is a co-venturer, $40,315 and $11,144 of which were earned during the quarters ended September 30, 1998 and 1997, respectively. The increase in net income earned by these joint ventures during the quarter and nine months ended September 30, 1998, as compared to the quarter and nine months ended September 30, 1997, is primarily attributable to the fact that subsequent to September 30, 1997, the Income Fund reinvested a portion of the net sales proceeds it received from the 1997 and 1998 sales of several restaurant properties in two restaurant properties in Mesa, Arizona and Vancouver, Washington, with certain of our affiliates as tenants-in-common and acquired an interest in RTO Joint Venture with one of our affiliates, as described above in "Liquidity and Capital Resources."

   During at least one of the nine months ended September 30, 1998 and 1997, five lessees of the Income Fund and its consolidated joint venture, Golden Corral Corporation, Slaymaker Group, Inc., DenAmerica, Inc., Shoney's, Inc., and Tampa Foods, L.P., each contributed more than 10% of the Income Fund's total rental income (including rental income from the Income Fund's consolidated joint venture, the Income Fund's share of the rental income from restaurant properties owned by unconsolidated joint ventures in which the Income Fund is a co-venturer and restaurant properties owned with affiliates as tenants-in-common). As of September 30, 1998, Golden Corral Corporation was the lessee under the leases relating to two restaurants, Slaymaker Group, Inc. was the lessee under a lease relating to one restaurant, DenAmerica, Inc. was the lessee under leases relating to two restaurants, Shoney's, Inc. was the lessee under the leases relating to two restaurants, and Tampa Foods, L.P. was the lessee under the leases relating to one restaurant. It is anticipated that based on the minimum rental payments required by the leases, Slaymaker Group, Inc. and Golden Corral Corporation each will continue to contribute more than 10% of the Income Fund's total rental income during the remainder of 1998 and subsequent years. In addition, during at least one of the nine months ended September 30, 1998 and 1997, five restaurant chains, Golden Corral Family Steakhouse Restaurants ("Golden Corral"), Wendy's Old Fashioned Hamburger Restaurants ("Wendy's"), Tony Roma's Famous for Ribs Restaurant ("Tony Roma's"), Denny's, and Perkins each accounted for more than 10% of the Income Fund's total rental income. It is anticipated that, based on the minimum rental payments required by the leases, Golden Corral and Tony Roma's each will continue to contribute more than 10% of the Income Fund's total rental income during the remainder of 1998 and subsequent years. Any failure of these lessees or restaurant chains could materially affect the Income Fund's income.

   Interest and other income was $223,647 and $227,320 for the nine months ended September 30, 1998 and 1997, respectively, $58,791 and $93,169 of which was earned during the quarters ended September 30, 1998 and 1997, respectively. The decrease in interest and other income during the quarter ended September 30, 1998, as compared to the quarter ended September 30, 1997, is primarily attributable to interest earned on the sales proceeds received during the quarter ended September 30, 1997, from the 1997 sales of restaurant properties which had not been reinvested as of September 30, 1997.

   Operating expenses, including depreciation expense, were $370,142 and $448,852 for the nine months ended September 30, 1998 and 1997, respectively, of which $120,809 and $150,248 were incurred for the quarters ended September 30, 1998 and 1997, respectively. The decrease in operating expenses during the quarter and nine months ended September 30, 1998, as compared to the quarter and nine months ended September 30, 1997, was primarily attributable to a decrease in depreciation expense due to the sales of several restaurant properties during 1997 and 1998.

   Due to the tenant defaults under the leases for the restaurant properties in Belding, Michigan, and Lebanon, New Hampshire, the Income Fund and its consolidated joint venture, CNL/Longacre Joint Venture, expect to continue to incur operating expenses relating to such restaurant properties until the restaurant properties are sold or re-leased to new tenants.

   As a result of the sale of the restaurant properties in Myrtle Beach, South Carolina and St. Cloud, Florida, in August 1995 and October 1996, respectively, and recording the gains from such sales using the installment method, the Income Fund recognized gains for financial reporting purposes of $2,621 and $758, during the nine months ended September 30, 1998 and 1997, respectively, $838 and $259 of which were recognized during the quarters ended September 30, 1998 and 1997, respectively.

   As a result of the sales of two restaurant properties during the nine months ended September 30, 1998, as described above in "Liquidity and Capital Resources," the Income Fund recognized total gains of $440,822 for financial reporting purposes. As a result of the sale of three restaurant properties during the nine months ended September 30, 1997, the Income Fund recognized a gain of $368,812 for financial reporting purposes, $266,817 of which was recognized during the quarter ended September 30, 1997.

   During the nine months ended September 30, 1997, the Income Fund recorded an allowance for loss on land and building of $142,990 for financial reporting purposes, relating to the restaurant property in Richmond, Indiana. The loss represented the difference between the restaurant property's net carrying value at September 30, 1997 and the estimated net realizable value. This restaurant property was sold in November 1997.

   In addition, during the quarter and nine months ended September 30, 1998, the Income Fund established an allowance for loss on land and buildings of $120,508 and $273,141, respectively, for financial reporting purposes relating to the restaurant properties in Daleville, Indiana and Belding, Michigan, respectively. The allowances represent the aggregate difference between the net carrying value at September 30, 1998 and the current estimated net realizable value at September 30, 1998 for each restaurant property.

 The Years Ended December 31, 1997, 1996 and 1995

   During 1995, the Income Fund owned and leased 27 wholly-owned restaurant properties (including one restaurant property in Myrtle Beach, South Carolina, which was sold in August 1995), during 1996, the Income Fund owned and leased 26 wholly-owned restaurant properties (including one restaurant property in St. Cloud, Florida, which was sold in October 1996) and during 1997, the Income Fund owned 27 wholly-owned restaurant properties (including six restaurant properties, one in each of Franklin and Smyrna, Tennessee; Salem, New Hampshire; Port St. Lucie and Tampa, Florida and Richmond, Indiana, which were sold during the year ended December 31, 1997). In addition, during 1997, 1996 and 1995, the Income Fund was a co-venturer in three separate joint ventures that each owned and leased one restaurant property and during 1997, the Income Fund owned and leased two restaurant properties, with certain of our affiliates, as tenants-in-common. As of December 31, 1997, the Income Fund owned, either directly or through joint venture arrangements, 26 restaurant properties which are, in general, subject to long-term, triple-net leases. The leases of the restaurant properties provide for minimum base annual rental amounts (payable in monthly installments) ranging from approximately $37,800 to $222,800. Generally, the leases provide for percentage rent based on sales in excess of a specified amount to be paid annually. In addition, a majority of the leases provide that, commencing in the sixth lease year, the percentage rent will be an amount equal to the greater of (i) the percentage rent calculated under the lease formula or (ii) a specified percentage (ranging from one-fourth to five percent) of the purchase price paid by the Income Fund for the restaurant property.

   During the years ended December 31, 1997, 1996 and 1995, the Income Fund and its consolidated joint venture, CNL/Longacre Joint Venture, earned $1,500,967, $1,931,573 and $2,068,342, respectively, in rental income from operating leases and earned income from direct financing leases. The decrease in rental and earned income during the year ended December 31, 1997, as compared to 1996, was partially attributable to a decrease of approximately $322,300 as a result of the sale of its restaurant properties in St. Cloud, Florida (in October 1996), Franklin, Tennessee (in January 1997), Smyrna, Tennessee (in May 1997), Salem, New Hampshire (in September 1997), Port St. Lucie, Florida (in September 1997) and Tampa, Florida (in December 1997), as described above in "Liquidity and Capital Resources." During 1997, the decrease in rental income was partially offset by an increase of approximately $24,700 due to the reinvestment of a portion of these net sales proceeds in a restaurant property in Houston, Texas and Sandy, Utah, in November 1997 and December 1997, respectively, as described above in "Liquidity and Capital Resources."

   Rental and earned income also decreased in 1997 and 1996, each as compared to the previous year, as a result of the Income Fund increasing its allowance for doubtful accounts by approximately $57,700 and $29,500, respectively, for rental and other amounts relating to the Hardee's restaurant properties located in Connorsville and Richmond, Indiana, which were leased by the same tenant, due to financial difficulties the tenant was experiencing. Rental and earned income decreased by approximately $79,200 during 1997 due to the fact that the Income Fund terminated the lease with the former tenant of these restaurant properties in June 1997, as described above in "Liquidity and Capital Resources." We have agreed that they will cease collection efforts on past due rental amounts once the former tenant of these restaurant properties pays all amounts due under the promissory note for past due real estate taxes described above in "Liquidity and Capital Resources." The decrease in rental and earned income was slightly offset by an increase of $8,500 in rental income from the new tenant of the restaurant property in Connorsville, Indiana, who began operating the restaurant property after it was renovated into an Arby's restaurant property. In November 1997, the Income Fund sold its restaurant property in Richmond, Indiana, as described above in "Liquidity and Capital Resources."

   The decrease in rental and earned income during 1996, as compared to 1995, was partially attributable to a decrease of approximately $95,000 as a result of the sale of its restaurant properties in Myrtle Beach, South Carolina and St. Cloud, Florida, in August 1995 and October 1996, respectively, as described above in "Liquidity and Capital Resources." As a result of accepting promissory notes in conjunction with each of these sales of restaurant properties, as described above in "Liquidity and Capital Resources," interest income increased during 1997 and 1996 as described below.

   Rental and earned income also decreased by approximately $8,100 during 1996, as compared to 1995, due to the fact that in October 1995, the tenant ceased operations of the restaurant property in South Haven, Michigan. In June 1997, the Income Fund incurred renovation costs to convert the restaurant property into an Arby's restaurant and entered into an operating agreement for this restaurant property with an operator, as described above in "Liquidity and Capital Resources," and earned approximately $5,100 in rental income during 1997 from the operator of the restaurant property.

   Rental and earned income in 1997, 1996 and 1995, continued to remain at reduced amounts due to the fact that the Income Fund is not receiving any rental income from the restaurant properties in Belding and South Haven, Michigan and Lebanon, New Hampshire, as a result of the tenants defaulting under the terms of their leases and ceasing operations of the restaurants on the restaurant properties during 1995. During 1997, the Income Fund located a new tenant for the restaurant property in South Haven, Michigan, as described above. We are still seeking replacement tenants or purchasers for the restaurant properties in Belding, Michigan and Lebanon, New Hampshire.

   For the years ended December 31, 1997, 1996 and 1995, the Income Fund earned $233,633, $130,167 and $104,455, respectively, in contingent rental income. The increase in contingent rental income during 1997, as compared to 1996, is primarily attributable to amounts collected under the operating agreement with the new operator of the restaurant property located in South Haven, Michigan. The operating agreement provides for payment to the Income Fund of reduced base rents and a percentage of the net operating income generated by the restaurant. The Income Fund expects to continue to receive such amounts until a lease is entered into with the current operator, at which time contingent rental income is expected to decrease, but at which time base rent is expected to increase. The increase in contingent rental income during 1996, as compared to 1995, is partially attributable to increased gross sales of certain restaurant properties requiring the payment of contingent rent.

   During the years ended December 31, 1997, 1996 and 1995, the Income Fund earned $288,637, $137,385 and $55,785, respectively, in interest income. The increase in interest income during 1997 and 1996, each as compared to the previous year, was primarily attributable to the interest earned on the mortgage notes receivable accepted in connection with the sale of the restaurant properties in St. Cloud, Florida and Myrtle Beach, South Carolina in October 1996 and August 1995, respectively. In addition, interest income increased during 1997 due to interest earned on the net sales proceeds received relating to the sales of the restaurant properties in Smyrna, Tennessee; Salem, New Hampshire; Port St. Lucie, Florida; Richmond, Indiana and

Tampa, Florida. Interest income is expected to decrease during 1998 as net sales proceeds held at December 31, 1997, are reinvested in additional restaurant properties, distributed to the Limited Partners or used for other Income Fund purposes.

   In addition, for the years ended December 31, 1997, 1996 and 1995, the Income Fund earned $56,015, $46,452 and $47,018, respectively, attributable to net income earned by unconsolidated joint ventures in which the Income Fund is a co-venturer. The increase in net income earned by joint ventures during 1997, as compared to 1996, is primarily attributable to the fact that in October 1997, the Income Fund acquired an interest in a restaurant property in Mesa, Arizona, with affiliates as tenants-in-common, as described above in "Liquidity and Capital Resources." Net income earned by this joint venture is expected to increase during 1998 as a result of the Income Fund acquiring an interest in a restaurant property in Vancouver, Washington, in December 1997, with certain of our affiliates, as described above in "Liquidity and Capital Resources."

   During the years ended December 31, 1997, 1996 and 1995, two lessees of the Income Fund and its consolidated joint venture, Shoney's, Inc. and Golden Corral Corporation, each contributed more than 10% of the Income Fund's total rental income (including rental income from the Income Fund's consolidated joint venture and the Income Fund's share of the rental income from two restaurant properties owned by unconsolidated joint ventures and two restaurant properties owned with affiliates as tenants-in-common). As of December 31, 1997, Shoney's, Inc. was the lessee under leases relating to four restaurants and Golden Corral Corporation was the lessee under leases relating to two restaurants. It is anticipated that, based on the minimum rental payments required by the leases, these two lessees will continue to contribute more than 10% of the Income Fund's total rental income during 1998 and subsequent years. In addition, three restaurant chains, Perkins, Denny's and Wendy's Old Fashioned Hamburger Restaurants, each accounted for more than 10% of the Income Fund's total rental and mortgage interest income during 1997, 1996 and 1995 (including rental income from the Income Fund's consolidated joint venture and the Income Fund's share of the rental income from two restaurant properties owned by unconsolidated joint ventures and two restaurant properties owned with affiliates as tenants-in-common). In subsequent years, it is anticipated that these three restaurant chains each will continue to account for more than 10% of the total rental and mortgage interest income to which the Income Fund is entitled under the terms of the leases and mortgage note. Any failure of these lessees or restaurant chains could materially affect the Income Fund's income.

   Operating expenses, including depreciation and amortization expense, were $574,472, $631,565 and $640,922 for the years ended December 31, 1997, 1996 and
1995, respectively. The decrease in operating expenses during 1997 and 1996, each as compared to the previous year, was partially attributable to a decrease in depreciation expense as a result of the sales of restaurant properties in 1997, 1996 and 1995, as described above in "Liquidity and Capital Resources."

   Operating expenses also decreased during 1996, as compared to 1995, due to the fact that the Income Fund and its consolidated joint venture, CNL/Longacre Joint Venture, recorded approximately $35,100, $40,700 and $47,200 during the years ended December 31, 1997, 1996 and 1995, respectively, for real estate taxes relating to the restaurant properties in Lebanon, New Hampshire and Belding and South Haven, Michigan, as a result of lease terminations. The Income Fund entered into an operating agreement with an operator for the restaurant property in South Haven, Michigan, as described above in "Liquidity and Capital Resources," and is currently seeking either a replacement tenant or a purchaser for the restaurant properties in Lebanon, New Hampshire and Belding, Michigan, as described above in "Liquidity and Capital Resources." The Income Fund expects to continue to incur real estate taxes, insurance and maintenance expense for its restaurant properties in Lebanon, New Hampshire and Belding, Michigan, until such time as a new lease is executed for each restaurant property or until each restaurant property is sold.

   The decrease in operating expenses during 1996, as compared to 1995, is partially offset by an increase in accounting and administrative expenses associated with operating the Income Fund and its restaurant properties and an increase in insurance expense as a result of our obtaining contingent liability and property coverage for the Income Fund beginning in May 1995.

   In connection with the sale of its restaurant properties in St. Cloud, Florida and Myrtle Beach, South Carolina, during 1996 and 1995, respectively, as described above in "Liquidity and Capital Resources," the Income Fund recognized a gain for financial reporting purposes of $1,362, $19,369 and $1,571 for the years ended December 31, 1997, 1996 and 1995, respectively. In accordance with Statement of Financial Accounting Standards No. 66, "Accounting for Sales of Real Estate," the Income Fund recorded the sales using the installment sales method. As such, the gain on the sales was deferred and is being recognized as income proportionately as payments under the mortgage notes are collected. Therefore, the balance of the deferred gain of $323,157 at December 31, 1997, will be recognized as income in future periods as payments are collected. For federal income tax purposes, gains of approximately $194,100 and $136,900 from the sale of the restaurant properties in St. Cloud, Florida, and Myrtle Beach, South Carolina, respectively, were also deferred and are being recognized as payments under the mortgage notes are collected.

   As a result of the sales of the restaurant properties in Smyrna, Tennessee; Salem, New Hampshire; and Port St. Lucie and Tampa, Florida, as described above in "Liquidity and Capital Resources," the Income Fund recognized gains totaling $549,516 during 1997, for financial reporting purposes. The gains for 1997, were partially offset by a loss of $141,567 for financial reporting purposes, resulting from the November 1997 sale of the restaurant property in Richmond, Indiana, as described above in "Liquidity and Capital Resources." In October 1995, the Income Fund also sold a portion of the land relating to its restaurant property in Dalesville, Indiana, as the result of a right of way taking and recognized a gain for financial reporting purposes of $4,353 during the year ended December 31, 1995.

   During 1997, the Income Fund established an allowance for loss on land and building of $151,671 for financial reporting purposes relating to the restaurant property in Belding, Michigan. The allowance represents the difference between the restaurant property's carrying value at December 31, 1997 and the estimated net realizable value for this restaurant property. In addition, an allowance was established for loss on land and building of $99,023 for financial reporting purposes relating to the restaurant property in Lebanon, New Hampshire, owned by the Income Fund's consolidated joint venture. The allowance represents the difference between the restaurant property's carrying value at December 31, 1997 and the estimated new realizable value, based on an anticipated sales price for the restaurant property.

   At December 31, 1996, the Income Fund established an allowance for loss on land and building in the amount of $169,463 for financial reporting purposes. The allowance represented the difference between (i) the restaurant property's carrying value at December 31, 1996, plus the additional rental income (accrued rental income) that the Income Fund had recognized since inception of the lease relating to the straight-lining of future scheduled rent increases minus (ii) the net realizable value of $960,741 received as net sales proceeds in conjunction with the sale of the restaurant property in January 1997, as described above in "Liquidity and Capital Resources."

   In addition, during 1996, the Income Fund established an allowance for loss on land and building for its restaurant property in Richmond, Indiana. The allowance of $70,062 represented the difference between the restaurant property's carrying value at December 31, 1996, and the estimated fair value of the restaurant property based on an anticipated sales price of this restaurant property. This restaurant property was sold in November 1997, as described above in "Liquidity and Capital Resources."

General

   In May 1998, the Financial Accounting Standards Board reached a consensus in EITF 98-9, entitled "Accounting for Contingent Rent in the Interim Financial Periods." Adoption of this consensus did not have a material effect on the Income Fund's financial position or results of operations.

   The Income Fund's leases as of September 30, 1998, are, in general, triple-net leases and contain provisions that we believe mitigate the adverse effect of inflation. Such provisions include clauses requiring the payment of percentage rent based on certain restaurant sales above a specified level and/or automatic increases in base rent at specified times during the term of the lease. Management expects that increases in restaurant sales volumes due to inflation and real sales growth should result in an increase in rental income (for certain restaurant properties) over time. Continued inflation also may cause capital appreciation of the Income Fund's restaurant properties. Inflation and changing prices, however, also may have an adverse impact on the sales of the restaurants and on potential capital appreciation of the restaurant properties.

   The Year 2000 problem is the result of information technology systems and embedded systems (products which are made with microprocessor (computer) chips such as HVAC systems, physical security systems and elevators) using a two-digit format, as opposed to four digits, to indicate the year. Such information technology and embedded systems may be unable to properly recognize and process date-sensitive information beginning January 1, 2000.

   The Income Fund does not have any information technology systems. Certain of our affiliates provide all services requiring the use of information technology systems pursuant to a management agreement with the Income Fund. The maintenance of embedded systems, if any, at the Income Fund's properties is the responsibility of the tenants of the properties in accordance with the terms of the Income Fund's leases. We and our affiliates have established a team dedicated to reviewing the internal information technology systems used in the operation of the Income Fund, and the information technology and embedded systems and the Year 2000 compliance plans of the Income Fund's tenants, significant suppliers, financial institutions and transfer agent.

   The information technology infrastructure of our affiliates consists of a network of personal computers and servers that were obtained from major suppliers. The affiliates utilize various administrative and financial software applications on that infrastructure to perform the business functions of the Income Fund. Our inability and that of our affiliates to identify and timely correct material Year 2000 deficiencies in the software and/or infrastructure could result in an interruption in, or failure of, certain of the Income Fund's business activities or operations. Accordingly, we and affiliates have requested and are evaluating documentation from the suppliers of the affiliates regarding the Year 2000 compliance of their products that are used in the business activities or operations of the Income Fund. The costs expected to be incurred by us and our affiliates to become Year 2000 compliant will be incurred by us and our affiliates; therefore, these costs will have no impact on the Income Fund's financial position or results of operations.

   The Income Fund has material third party relationships with its tenants, financial institutions and transfer agent. The Income Fund depends on its tenants for rents and cash flows, its financial institutions for availability of cash and its transfer agent to maintain and track investor information. If any of these third parties are unable to meet their obligations to the Income Fund because of the Year 2000 deficiencies, such a failure may have a material impact on the Income Fund. Accordingly, we have requested and are evaluating documentation from the Income Fund's tenants, financial institutions, and transfer agent relating to their Year 2000 compliance plans. At this time, we have not yet received sufficient certifications to be assured that the tenants, financial institutions, and transfer agent have fully considered and mitigated any potential material impact of the Year 2000 deficiencies. Therefore, we do not, at this time, know of the potential costs to the Income Fund of any adverse impact or effect of any Year 2000 deficiencies by these third parties.

   We currently expect that all Year 2000 compliance testing and any necessary remedial measures on the information technology systems used in the business activities and operations of the Income Fund will be completed prior to June 30, 1999. Based on the progress we and our affiliates have made in identifying and addressing the Income Fund's Year 2000 issues and the plan and timeline to complete the compliance program, we do not foresee significant risks associated with the Income Fund's Year 2000 compliance at this time. Because we and our affiliates are still evaluating the status of the systems used in business activities and operations of the Income Fund and the systems of the third parties with which the Income Fund conducts its business, we have not yet developed a comprehensive contingency plan and are unable to identify "the most reasonably likely worst case scenario" at this time. As we identify significant risks related to the Income Fund's Year 2000 compliance or if the Income Fund's Year 2000 compliance program's progress deviates substantially from the anticipated timeline, we will develop appropriate contingency plans.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
             AND RESULTS OF OPERATIONS OF CNL INCOME FUND VI, LTD.

Introduction

   The Income Fund is a Florida limited partnership that was organized on August 17, 1988, to acquire for cash, either directly or through joint venture arrangements, both newly constructed and existing restaurant properties, as well as land upon which restaurants were to be constructed, which are leased primarily to operators of selected national and regional fast-food and family-style restaurant chains. The leases are triple-net leases, with the lessees generally responsible for all repairs and maintenance, property taxes, insurance and utilities. As of September 30, 1998, the Income Fund owned 41 restaurant properties, which included six restaurant properties owned by joint ventures in which the Income Fund is a co-venturer and five restaurant properties owned with affiliates as tenants-in-common.

Liquidity and Capital Resources

 Nine Months Ended September 30, 1998 Compared to the Nine Months Ended September 30, 1997

   During the nine months ended September 30, 1998 and 1997, the Income Fund generated cash from operations (which includes cash received from tenants, distributions from joint ventures, and interest and other income received, less cash paid for expenses) of $2,445,813 and $2,375,171. The increase in cash from operations for the nine months ended September 30, 1998, is primarily a result of changes in the Income Fund's working capital.

   Other sources and uses of capital included the following items during the nine months ended September 30, 1998.

   In July 1997, the Income Fund entered into a new lease for the restaurant property in Greensburg, Indiana, with a new tenant to operate the restaurant property as an Arby's restaurant. In connection therewith, the Income Fund paid $125,000 during the nine months ended September 30, 1998, in renovation costs, which had been incurred and accrued as construction costs payable at December 31, 1997.

   In January 1998, the Income Fund used the net sales proceeds from the 1997 sale of several restaurant properties to acquire a restaurant property in Overland Park, Kansas, and a restaurant property in Memphis, Tennessee, as tenants-in-common with certain of our affiliates. In connection therewith, the Income Fund and the affiliates entered into separate agreements whereby each co-venturer will share in the profits and losses of each restaurant property in proportion to its applicable percentage interest. As of September 30, 1998, the Income Fund had contributed $558,064 and $694,806 to own a 34.74% and 46.2% interest, respectively, in the restaurant properties in Overland Park, Kansas, and Memphis, Tennessee, respectively.

   In January 1998, the Income Fund sold its restaurant property in Deland, Florida, to the tenant, for $1,250,000 and received net sales proceeds of $1,234,122, resulting in a gain of $345,122 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in October 1989 and had a cost of approximately $1,000,000, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Income Fund sold the restaurant property for approximately $234,100 in excess of its original purchase price. In June 1998, the Income Fund reinvested $1,250,350 of the net sales proceeds in a restaurant property in Fort Myers, Florida, with one of our affiliates as tenants-in-common. We believe that the transaction, or a portion thereof, relating to the sale of the restaurant property in Deland, Florida, and the reinvestment of the net sales proceeds, will qualify as a like-kind exchange transaction for federal income tax purposes. However, the Income Fund will distribute amounts sufficient to enable the Limited Partners to pay federal and state income taxes, if any (at a level reasonably assumed by us), resulting from the sale.

   In February 1998, the Income Fund sold its restaurant property in Melbourne, Florida, for $590,000 and received net sales proceeds of $552,910. Due to the fact that during 1997, the Income Fund recorded an allowance for loss of $158,239 for this restaurant property, no gain or loss was recognized for financial reporting purposes in February 1998, relating to the sale. In April 1998, the Income Fund contributed a portion of the net sales proceeds in Melbourne Joint Venture, with one of our affiliates, to construct and hold one restaurant property. As of September 30, 1998, the Income Fund had contributed $314,011 to purchase land and pay construction costs relating to the property owned by the joint venture. The Income Fund has agreed to contribute approximately $212,300 in additional construction costs to the joint venture. The Income Fund expects to have a 50% interest in the profits and losses of the joint venture.

   In addition, in February 1998, the Income Fund sold its restaurant property in Liverpool, New York, for $157,500 and received net sales proceeds of $145,221. Due to the fact that in prior years the Income Fund recorded an allowance for loss of $181,970 for this restaurant property, no gain or loss was recognized for financial reporting purposes in February 1998, relating to the sale. The Income Fund intends to reinvest the net sales proceeds from the sale of this restaurant property in an additional restaurant property.

   In June 1998, the Income Fund sold its restaurant property in Bellevue, Nebraska, to a third party and received sales proceeds of $900,000. Due to the fact that during 1998 the Income Fund wrote off $155,528 in accrued rental income, representing a portion of the accrued rental income that the Income Fund had recognized since the inception of the lease relating to the straight-lining of future scheduled rent increases in accordance with generally accepted accounting principles, no gain or loss was recorded for financial reporting purposes in June 1998 relating to this sale. This restaurant property was originally acquired by the Income Fund in December 1989 and had a cost of approximately $899,500, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Income Fund sold the restaurant property for approximately $500 in excess of its original purchase price. In September 1998, the Income Fund contributed $898,094 of the net sales proceeds in Warren Joint Venture. The Income Fund has an approximate 64% interest in the profits and losses of Warren Joint Venture and the remaining interest in this joint venture is held by one of our affiliates.

   Currently, rental income from the Income Fund's restaurant properties is invested in money market accounts or other short-term, highly liquid investments pending the Income Fund's use of such funds to pay Income Fund expenses or to make distributions to the partners. At September 30, 1998, the Income Fund had $1,353,864 invested in such short-term investments as compared to $1,614,759 at December 31, 1997. The decrease in cash and cash equivalents during the nine months ended September 30, 1998, is primarily attributable to the payment of construction costs accrued at December 31, 1997, relating to the Income Fund's restaurant property located in Greensburg, Indiana, as described above. The funds remaining at September 30, 1998, after payment of distributions and other liabilities, will be used to meet the Income Fund's working capital and other needs and to acquire additional restaurant properties.

   Total liabilities of the Income Fund, including distributions payable, decreased to $847,595 at September 30, 1998, from $1,054,345 at December 31, 1997, primarily as the result of a decrease in construction costs payable as a result of the payment during the nine months ended September 30, 1998 of construction costs accrued at December 31, 1997, relating to the Income Fund's restaurant property in Greensburg, Indiana, as described above. The decrease in liabilities was also partially due to a decrease in rents paid in advance and amounts due to related parties at September 30, 1998, as compared to December 31, 1997. We believe the Income Fund has sufficient cash on hand to meet the Income Fund's current working capital needs.

   Based on cash from operations, the Income Fund declared distributions to the Limited Partners of $2,362,500 for each of the nine months ended September 30, 1998 and 1997 ($787,500 for each of the quarters ended September 30, 1998 and 1997). This represents distributions for each applicable nine months of $33.75 per unit ($11.25 per unit for each of the quarters ended September 30, 1998 and 1997). No distributions were made to us for the quarters and nine months ended September 30, 1998 and 1997. No amounts distributed to the Limited Partners for the nine months ended September 30, 1998 and 1997, are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions. The Income Fund intends to continue to make distributions of cash available to the Limited Partners on a quarterly basis.

   The Income Fund's investment strategy of acquiring restaurant properties for cash and leasing them under triple-net leases to operators who generally meet specified financial standards minimizes the Income Fund's operating expenses. We believe that the leases will continue to generate cash flow in excess of operating expenses.

   We have the right, but not the obligation, to make additional capital contributions if we deem it appropriate in connection with the operations of the Income Fund.

 The Years Ended December 31, 1997, 1996 and 1995

   The Income Fund's primary source of capital for the years ended December 31, 1997, 1996 and 1995, was cash from operations (which includes cash received from tenants, distributions from joint ventures and interest received, less cash paid for expenses). Cash from operations was $3,156,041, $3,310,762 and $3,222,430 for the years ended December 31, 1997, 1996 and 1995, respectively. The decrease in cash from operations during 1997, as compared to 1996, and the increase during 1996, as compared to 1995, are primarily a result of changes in income and expenses as discussed in "Results of Operations" below and changes in the Income Fund's working capital during each of the respective years.

   Other sources and uses of capital included the following items during the years ended December 31, 1997, 1996 and 1995.

   In June 1995, the Income Fund sold its restaurant property in Little Canada, Minnesota, for $904,000 and received net sales proceeds of $899,503, resulting in a gain of $103,283 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in October 1989 and had a cost of approximately $823,900, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Income Fund sold the restaurant property for approximately $75,600 in excess of its original purchase price. In August 1995, the Income Fund reinvested $724,612 in a restaurant property in Broken Arrow, Oklahoma. In addition, in August 1995, the Income Fund sold a small parcel of vacant land adjacent to its restaurant property in Orlando, Florida, for $7,500, resulting in a loss of $7,370 for financial reporting purposes. In connection therewith, the Income Fund accepted a promissory note for $6,000. The promissory note was collateralized by a mortgage on the restaurant property, bore interest at a rate of nine percent per annum and was scheduled to be collected in six monthly installments of $1,026, with collections commencing September 1995. Receivables include $3,056 from the note at December 31, 1995. The receivable was collected in full during 1996.

   In January 1996, the Income Fund reinvested the remaining net sales proceeds from the 1995 sale of the restaurant property in Little Canada, Minnesota, in a Golden Corral restaurant property located in Clinton, North Carolina, with certain of our affiliates of as tenants-in-common. In connection therewith, the Income Fund and its affiliates entered into an agreement whereby each co-venturer will share in the profits and losses of the restaurant property in proportion to its applicable percentage interest. As of December 31, 1997, the Income Fund owned a 17.93% interest in this restaurant property.

   In March 1996, the Income Fund entered into an agreement with the tenant of the restaurant properties in Chester, Pennsylvania, and Orlando, Florida, for payment of certain rental payment deferrals the Income Fund had granted to the tenant through March 31, 1996. Under the agreement, the Income Fund agreed to abate approximately $42,700 of the rental payment deferral amounts. The tenant made payments of approximately $18,600 in each of April 1996 and March 1997 in accordance with the terms of the agreement, and has agreed to pay the Income Fund the remaining balance due of approximately $90,900 in six remaining annual installments through 2002.

   In December 1996, the Income Fund sold its restaurant property in Dallas, Texas, to an unrelated third party for $1,016,000 and received net sales proceeds of $982,980. This restaurant property was originally acquired by the Income Fund in June 1994 and had a cost of approximately $980,900, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Income Fund sold the restaurant property for approximately $2,100 in excess of its original purchase price. Due to the fact that the Income Fund had recognized accrued rental income since the inception of the lease relating to the straight-lining of future scheduled rent increases in accordance with generally accepted accounting principles, the Income Fund wrote off the cumulative balance of such accrued rental income at the time of the sale of this restaurant property, resulting in a loss on land and building of $1,706 for financial reporting purposes. Due to the fact that the straight-lining of future rent increases over the term of the lease is a non-cash accounting adjustment, the write-off of these amounts is a loss for financial statement purposes only. As of December 31, 1996, the net sales proceeds of $977,017, plus accrued interest of $739, were being held in an interest bearing escrow account pending the release of funds by the escrow agent to acquire an additional restaurant property. In February 1997, the Income Fund reinvested the net sales proceeds, along with additional funds, in a Bertucci's restaurant property located in Marietta, Georgia, for a total cost of approximately $1,112,600. We believe that the transaction, or a portion thereof, relating to the sale of the restaurant property in Dallas, Texas and the reinvestment of the net sales proceeds qualified as a like-kind exchange transaction for federal income tax purposes. However, the Income Fund distributed amounts sufficient to enable the Limited Partners to pay federal and state income taxes, if any (at a level reasonably assumed by us), resulting from the sale.

   In January 1997, Show Low Joint Venture, in which the Income Fund owns a 36% interest, sold the restaurant property to the tenant for $970,000, resulting in a gain to the joint venture of approximately $360,000 for financial reporting purposes. The restaurant property was originally contributed to Show Low Joint Venture in July 1990 and had a total cost of approximately $663,500, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the joint venture sold the restaurant property for approximately $306,500 in excess of its original purchase price. In June 1997, Show Low Joint Venture reinvested $782,413 of the net sales proceeds in a restaurant property in Greensboro, North Carolina. As of December 31, 1997, the Income Fund had received approximately $70,000 representing a return of capital for its pro-rata share of the uninvested net sales proceeds.

   In July 1997, the Income Fund sold the restaurant property in Whitehall, Michigan, to an unrelated third party, for $665,000 and received net sales proceeds (net of $2,981 which represents amounts due to the former tenant for prorated rent) of $626,907, resulting in a loss of $79,777 for financial reporting purposes, as described below in "Results of Operations." The net sales proceeds were reinvested in a restaurant property in Overland Park, Kansas, with certain of our affiliates as tenants-in-common, in January 1998 as described above.

   In addition, in July 1997, the Income Fund sold its restaurant property in Naples, Florida, to an unrelated third party, for $1,530,000 and received net sales proceeds (net of $9,945 which represents amounts due to the former tenant for prorated rent) of $1,477,780, resulting in a gain of $186,550 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in December 1989 and had a cost of approximately $1,083,900, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Income Fund sold the restaurant property for approximately $403,800 in excess of its original purchase price. In December 1997, the Income Fund reinvested the net sales proceeds in an IHOP restaurant property in Elgin, Illinois, for a total cost of approximately $1,484,100. We believe that the transaction, or a portion thereof, relating to the sale of the restaurant property in Naples, Florida, and the reinvestment of the net sales proceeds qualified as a like-kind exchange transaction for federal income tax purposes. However, the Income Fund distributed amounts sufficient to enable the Limited Partners to pay federal and state income taxes, if any (at a level reasonably assumed by us), resulting from the sale.

   In addition, in July 1997, the Income Fund sold its restaurant property in Plattsmouth, Nebraska, to the tenant, for $700,000 and received net sales proceeds (net of escrow fees of $1,750) of $697,650, resulting in a gain of $156,401 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in January 1990 and had a cost of approximately $561,000, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Income Fund sold the restaurant property for approximately $138,400 in excess of its original purchase price. As described above, in January 1998, the Income Fund reinvested the net sales proceeds in an IHOP restaurant property in Memphis, Tennessee, with certain of our affiliates as tenants-in-common. We believe that the transaction, or a portion thereof, relating to the sale of the restaurant property in Plattsmouth, Nebraska, and the reinvestment of the net sales proceeds qualified as a like-kind exchange transaction for federal income tax purposes. However, the Income Fund distributed amounts sufficient to enable the Limited Partners to pay federal and state income taxes, if any (at a level reasonably assumed by us), resulting from the sale.

   In June 1997, the Income Fund terminated the lease with the tenant of the restaurant property in Greensburg, Indiana. In connection therewith, the Income Fund accepted a promissory note from this former tenant for $13,077 for amounts relating to past due real estate taxes the Income Fund had incurred as a result of the former tenant's financial difficulties. The promissory note, which is uncollateralized, bears interest at a rate of 10% per annum, and is being collected in 36 monthly installments. Receivables at December 31, 1997, included $13,631 of such amounts, including accrued interest of $554. As described above, in July 1997, the Income Fund entered into a new lease for the restaurant property in Greensburg, Indiana, with a new tenant to operate the restaurant property as an Arby's restaurant. In connection therewith, the Income Fund agreed to fund $125,000 in renovation costs. The renovations were completed in October 1997, at which time rent commenced.

   In September 1997, the Income Fund sold its restaurant property in Venice, Florida, to an unrelated third party, for $1,245,000 and received net sales proceeds (net of $5,048 which represents amounts due to the former tenant for prorated rent) of $1,201,648, resulting in a gain of $283,853 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in August 1989 and had a cost of approximately $1,032,400, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Income Fund sold the restaurant property for approximately $174,300 in excess of its original purchase price. In December 1997, the Income Fund reinvested the net sales proceeds in an IHOP restaurant property in Manassas, Virginia, for a total cost of approximately $1,126,800. We believe that the transaction, or a portion thereof, relating to the sale of the restaurant property in Venice, Florida, and the reinvestment of the net sales proceeds qualified as a like-kind exchange transaction for federal income tax purposes. However, the Income Fund distributed amounts sufficient to enable the Limited Partners to pay federal and state income taxes if any (at a level reasonably assumed by us), resulting from the sale.

   In October 1997, the Income Fund and an affiliate, as tenants-in-common, sold the restaurant property in Yuma, Arizona, in which the Income Fund owned a 51.67% interest, for a total sales price of $1,010,000 and received net sales proceeds of $982,025, resulting in a gain, to the tenancy-in-common, of approximately $128,400 for financial reporting purposes. The restaurant property was originally acquired in July 1994 and had a total cost of approximately $861,700, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the restaurant property was sold for approximately $120,300 in excess of its original purchase price. The Income Fund received approximately $455,000, representing a return of capital for its pro-rata share of the net sales proceeds. In December 1997, the Income Fund reinvested the amounts received as a return of capital from the sale of the Yuma, Arizona restaurant property, in a restaurant property in Vancouver, Washington, as tenants-in-common with certain of our affiliates. We believe that the transaction, or a portion thereof, relating to the sale of the restaurant property in Yuma, Arizona and the reinvestment of the net sales proceeds will qualify as a like-kind exchange transaction for federal income tax purposes. However, the Income Fund will distribute amounts sufficient to enable the Limited Partners to pay federal and state income taxes, if any (at a level reasonably assumed by us), resulting from the sale.

   None of the restaurant properties owned by the Income Fund or the joint ventures in which the Income Fund owns an interest is or may be encumbered. Under its partnership agreement, the Income Fund is prohibited from borrowing for any purpose; provided, however, that we or our affiliates are entitled to reimbursement, at cost, for actual expenses incurred by us or our affiliates on behalf of the Income Fund. Certain of our affiliates from time to time incur certain operating expenses on behalf of the Income Fund for which the Income Fund reimburses the affiliates without interest.

   Currently, rental income from the Income Fund's restaurant properties is invested in money market accounts or other short-term, highly liquid investments pending the Income Fund's use of such funds to pay Income Fund expenses or to make distributions to the partners. At December 31, 1997, the Income Fund had

$1,614,759 invested in such short-term investments as compared to $1,127,930 at December 31, 1996. The increase in cash and cash equivalents during 1997, is primarily due to the receipt of $626,907 in net sales proceeds form the sale of the restaurant property in Whitehall, Michigan in July 1997. This increase is partially offset by a decrease in cash and cash equivalents due to the Income Fund investing approximately $134,900 in a Bertucci's restaurant property, as described above.

   During 1997, 1996 and 1995, certain of our affiliates, incurred on behalf of the Income Fund $82,503, $96,112 and $95,898, respectively, for certain operating expenses. As of December 31, 1997 and 1996, the Income Fund owed $32,019 and $2,633, respectively, to affiliates for such amounts and accounting and administrative services. As of February 28, 1998, the Income Fund had reimbursed the affiliates all such amounts. Other liabilities of the Income Fund, including distributions payable, increased to $1,022,326 at December 31, 1997, from $917,704 at December 31, 1996. The increase in other liabilities is partially attributable to the Income Fund accruing renovation costs for the restaurant property in Greensburg, Indiana, in connection with the new lease entered into in July 1997, as described above. In addition, the increase in other liabilities for 1997 was due to an increase in accrued and escrowed real estate taxes payable due to the Income Fund accruing current real estate taxes relating to its restaurant property in Melbourne, Florida, due to the fact that the tenant vacated the restaurant property in October 1997. Other liabilities also increased due to an increase in rents paid in advance. The increase in other liabilities is partially offset by a decrease in distributions payable as a result of the Income Fund accruing a special distribution payable to the Limited Partners of $70,000 at December 31, 1996, which was paid in January 1997 from excess operating reserves.

   Based on cash from operations, and cumulative excess operating reserves for the year ended December 31, 1996, the Income Fund declared distributions to the Limited Partners of $3,150,000, $3,220,000 and $3,150,000 for the years ended December 31, 1997, 1996 and 1995, respectively. This represents distributions of $45, $46 and $45 per Unit for the years ended December 31, 1997, 1996 and 1995, respectively. No amounts distributed to the Limited Partners for the years ended December 31, 1997, 1996 and 1995, are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions.

   We believe that the restaurant properties are adequately covered by insurance. In addition, we have obtained contingent liability and property coverage for the Income Fund. This insurance is intended to reduce the Income Fund's exposure in the unlikely event a tenant's insurance policy lapses or is insufficient to cover a claim relating to the restaurant property.

   Due to low operating expenses and ongoing cash flow, we do not believe that working capital reserves are necessary at this time. In addition, because the leases of the Income Fund's restaurant properties are on a triple-net basis, it is not anticipated that a permanent reserve for maintenance and repairs will be established at this time. To the extent, however, that the Income Fund has insufficient funds for such purposes, we will contribute to the Income Fund an aggregate amount of up to one percent of the offering proceeds for maintenance and repairs.

Results of Operations

 Nine Months Ended September 30, 1998 Compared to the Nine Months Ended September 30, 1997

   During the nine months ended September 30, 1997, the Income Fund and its consolidated joint venture, Caro Joint Venture, owned and leased 38 wholly-owned restaurant properties (including four restaurant properties which were sold in 1997), and during the nine months ended September 30, 1998, the Income Fund and Caro Joint Venture owned and leased 35 wholly-owned restaurant properties (including four restaurant properties which were sold in 1998) to operators of fast-food and family-style restaurant chains. In connection therewith, the Income Fund and Caro Joint Venture earned $2,092,304 and $2,259,488 during the nine months ended September 30, 1998 and 1997, respectively, in rental income from operating leases (net of adjustments to accrued rental income) and earned income from direct financing leases from these restaurant properties, $708,045 and $701,591 of which was earned during the quarters ended September 30, 1998 and 1997, respectively. The decrease in rental and earned income for the nine months ended September 30, 1998 was partially due to a decrease in rental and earned income as a result of the sales of four restaurant properties during 1997 and the sales of four restaurant properties during 1998. During the nine months ended September 30, 1998, the decrease in rental income was partially offset by an increase in rental income, due to the reinvestment of the net sales proceeds from the 1996 sale of the restaurant property in Dallas, Texas, in a restaurant property in Marietta, Georgia, in February 1997 and the reinvestment of the net sales proceeds from the 1997 sales of two restaurant properties in two additional restaurant properties, one in each of Elgin, Illinois and Manassas, Virginia, in 1997.

   The decrease in rental and earned income for the nine months ended September 30, 1998 was partially offset by an increase in rental income due to the fact that during the nine months ended September 30, 1997, the Income Fund increased its allowance for doubtful accounts for the restaurant property located in Greensburg, Indiana, due to financial difficulties the tenant was experiencing. No such allowance was recorded during the nine months ended September 30, 1998, due to the fact that in October 1997 a new tenant began operating this restaurant property for which rent commenced in October 1997. In addition, the decrease in rental and earned income for the nine months ended September 30, 1998 was partially offset by the fact that during the nine months ended September 30, 1998, the Income Fund's consolidated joint venture collected and recognized as income past due rental amounts for which the Income Fund had previously established an allowance for doubtful accounts.

   For the nine months ended September 30, 1997, the Income Fund owned and leased four restaurant properties indirectly through joint venture arrangements (including one restaurant property in Show Low Joint Venture, which was sold in January 1997) and two restaurant properties as tenants-in-common with one of our affiliates. For the nine months ended September 30, 1998, the Income Fund owned and leased five restaurant properties indirectly through joint venture arrangements and five restaurant properties as tenants-in-common with certain of our affiliates. In connection therewith, during the nine months ended September 30, 1998 and 1997, the Income Fund earned $212,408 and $194,079, respectively, attributable to net income earned by these joint ventures, $94,509 and $24,723 of which was earned for the quarters ended September 30, 1998 and 1997, respectively. The increase in net income earned by joint ventures during the quarter and nine months ended September 30, 1998, as compared to the quarter and nine months ended September 30, 1997, is primarily due to the fact that in 1998, the Income Fund reinvested the net sales proceeds it received from the 1997 and 1998 sales of the restaurant properties in Whitehall, Michigan; Plattsmouth, Nebraska and Deland, Florida, in additional restaurant properties in Overland Park, Kansas; Memphis, Tennessee and Fort Myers, Florida, with certain of our affiliates as tenants-in-common. The increase in net income earned by joint ventures during the nine months ended September 30, 1998, as compared to the nine months ended September 30, 1997, is partially offset by the fact that in January 1997, Show Low Joint Venture, in which the Income Fund owns a 36% interest, recognized a gain of approximately $360,000 for financial reporting purposes as a result of the sale of its restaurant property. Show Low Joint Venture reinvested the majority of the net sales proceeds in a replacement restaurant property in June 1997.

   During at least one of the nine months ended September 30, 1998 and 1997, four of the Income Fund's lessees, Golden Corral Corporation, Restaurant Management Services, Inc., Mid-America Corporation and IHOP Restaurant Properties, Inc., each contributed more than 10% of the Income Fund's total rental income (including rental income from the Income Fund's consolidated joint venture and the Income Fund's share of the rental income from restaurant properties owned by unconsolidated joint ventures in which the Income Fund is a co-venturer and restaurant properties owned with affiliates as tenants-in-common). As of September 30, 1998, Golden Corral Corporation and IHOP Restaurant Properties Inc., were each lessees under leases relating to five restaurants, Restaurant Management Services, Inc. was the lessee under leases relating to seven restaurants and Mid-America Corporation was the lessee under leases relating to four restaurants. It is anticipated that, based on the minimum annual rental payments required by the leases, these four lessees each will continue to contribute more than 10% of the Income Fund's total rental income during the remainder of 1998 and subsequent years. In addition, three restaurant chains, Golden Corral Family Steakhouse Restaurants, IHOP and Burger King, each accounted for more than 10% of the Income Fund's total rental income during at least one of the nine months ended September 30, 1998 and 1997 (including the Income Fund's consolidated joint venture and the Income Fund's share of the rental income from the restaurant properties owned by unconsolidated joint ventures in which the Income Fund is a co-venturer and restaurant properties owned with affiliates as tenants-in-common). During the remainder of 1998 and in subsequent years, it is anticipated that these three restaurant chains each will continue to account for more than 10% of the Income Fund's total rental income to which the Income Fund is entitled under the terms of the leases. Any failure of these lessees or restaurant chains could materially affect the Income Fund's income.

   Operating expenses, including depreciation and amortization expense, were $519,868 and $524,650 for the nine months ended September 30, 1998 and 1997, respectively, $163,736 and $166,380 of which were incurred for the quarters ended September 30, 1998 and 1997.

   As a result of the sale of the restaurant property in Deland, Florida, as described above in "Liquidity and Capital Resources," the Income Fund recognized a gain of $345,122 during the nine months ended September 30, 1998, for financial reporting purposes. As a result of the sales of the restaurant properties in Naples, Florida; Plattsmouth, Nebraska, and Venice, Florida, the Income Fund recognized a gain of $626,804 during the quarter and nine months ended September 30, 1997, for financial reporting purposes. The gain for the nine months ended September 30, 1997, was partially offset by a loss of $79,777 for financial reporting purposes, resulting from the July 1997 sale of the restaurant property in Whitehall, Michigan.

 The Years Ended December 31, 1997, 1996 and 1995

   During 1995, the Income Fund owned and leased 38 wholly-owned restaurant properties (including one restaurant property in Little Canada, Minnesota, which was sold in June 1995), during 1996, the Income Fund owned and leased 37 wholly-owned restaurant properties (including one restaurant property in Dallas, Texas, which was sold in December 1996), and during 1997, the Income Fund owned and leased 39 wholly-owned restaurant properties (including three restaurant properties, one in each of Naples, Florida; Plattsmouth, Nebraska and Whitehall, Michigan, which were sold in July 1997 and one restaurant property in Venice, Florida, which was sold in September 1997). In addition, during 1995 and 1996, the Income Fund was a co-venturer in four separate joint ventures that each owned and leased one restaurant property, and during 1997, the Income Fund was a co-venturer in four separate joint ventures that owned and leased a total of five restaurant properties (including one restaurant property in Show Low, Arizona, which was sold in January, 1997). During 1995, the Income Fund owned and leased one restaurant property with an affiliate as tenants-in-common, during 1996, the Income Fund owned and leased two properties with affiliates as tenants-in-common and during 1997, the Income Fund owned and leased four restaurant properties with affiliates as tenants-in-common (including one restaurant property in Yuma, Arizona, which was sold in October, 1997). As of December 31, 1997, the Income Fund owned, either directly, as tenants-in-common with affiliates, or through joint venture arrangements, 41 restaurant properties which are subject to long-term, triple-net leases. The leases of the restaurant properties provide for minimum base annual rental amounts (payable in monthly installments) ranging from approximately $38,100 to $185,700. Generally, the leases provide for percentage rent based on sales in excess of a specified amount. In addition, some of the leases provide that, commencing in the fourth to sixth lease year, the percentage rent will be an amount equal to the greater of the percentage rent calculated under the lease formula or a specified percentage (ranging from one to five percent) of the purchase price or gross sales.

   During the years ended December 31, 1997, 1996 and 1995, the Income Fund and its consolidated joint venture, Caro Joint Venture, earned $2,897,402, $3,333,665 and $3,207,860, respectively, in rental income from operating leases and earned income from direct financing leases. The decrease in rental and earned income during the year ended December 31, 1997, as compared to 1996, was partially attributable to a decrease of approximately $159,400 during 1997, as a result of the sales during 1997 of the restaurant properties in

Whitehall, Michigan; Naples, Florida; Plattsmouth, Nebraska and Venice, Florida. The decrease in rental and earned income during 1997, as compared to 1996, was partially attributable to, and the increase in rental and earned income during 1996, as compared to 1995, was partially offset by, a decrease of $103,100 and $6,800, respectively, of rental and earned income from the sale of the restaurant property in Dallas, Texas in December 1996. The decrease in rental income during 1997 was partially offset by an increase of approximately $109,400 due to the reinvestment of the net sales proceeds from the 1996 sale of the restaurant property in Dallas, Texas, in a restaurant property in Marietta, Georgia, in February 1997. The decrease in rental and earned income during 1997 was partially offset by an increase of approximately $1,600 in rental and earned income due to the fact that the Income Fund reinvested the net sales proceeds from the sales of the restaurant properties in Naples and Venice, Florida in two IHOP restaurant properties in Elgin, Illinois and Manassas, Virginia in December 1997.

   The decrease in rental income during 1997, as compared to 1996, is also attributable to the fact that during 1997 the Income Fund's consolidated joint venture established an allowance for doubtful accounts for rental amounts unpaid by the tenant of the restaurant property in Caro, Michigan totaling approximately $84,500 due to financial difficulties the tenant is experiencing. No such allowance was established during 1996. The Income Fund's consolidated joint venture will continue to pursue collection of past due rental amounts relating to this restaurant property and will recognize such amounts as income if collected.

   In addition, the decrease in rental and earned income during 1997, as compared to 1996, is partially attributable to the Income Fund increasing its allowance for doubtful accounts during 1997 by approximately $40,500 for rental amounts relating to the Hardee's restaurant property located in Greensburg, Indiana, due to financial difficulties the tenant was experiencing. Rental and earned income also decreased by approximately $43,700 during 1997 due to the fact that the Income Fund terminated the lease with the former tenant of the restaurant property in Greensburg, Indiana, in June 1997, as described above in "Liquidity and Capital Resources." We have agreed that they will cease collection efforts on past due rental amounts once the former tenant of this restaurant property pays all amounts due under the promissory note for past due real estate taxes described above in "Liquidity and Capital Resources." The decrease in rental and earned income was slightly offset by an increase of $14,200 in rental income from the new tenant of this restaurant property who began operating the restaurant property after it was renovated into an Arby's restaurant property.

   In addition, rental and earned income decreased during 1997, as a result of the Income Fund establishing an allowance for doubtful accounts during 1997 totaling approximately $107,100 for rental amounts relating to the restaurant property located in Melbourne, Florida, due to the fact that the tenant vacated the restaurant property in October 1997. The Income Fund will continue to pursue collection of past due rental amounts relating to this restaurant property and will recognize such amounts as income if collected. The Income Fund sold this restaurant property in February 1998, as described above in "Liquidity and Capital Resources."

   In addition, rental and earned income decreased by approximately $35,300 during 1997, as a result of the fact that in December 1996, the tenant ceased operations and vacated the restaurant property in Liverpool, New York. The Income Fund sold this restaurant property in February 1998, as described above in "Liquidity and Capital Resources."

   The decrease in rental and earned income during 1997, as compared to 1996, was offset by, and the increase in rental and earned income for 1996, was partially attributable to, the fact that the Income Fund collected and recorded as income approximately $18,600 and $5,300, respectively, in rental payment deferrals for the two restaurant properties leased by the same tenant in Chester, Pennsylvania, and Orlando, Florida. Previously, the Income Fund had established an allowance for doubtful accounts for these amounts. These amounts were collected in accordance with the agreement entered into in March 1996, with the tenant to collect the remaining balance of the rental payment deferral amounts as discussed above in "Liquidity and Capital Resources." The increase in rental and earned income during 1996, as compared to 1995, was partially attributable to the fact that during the year ended December 31, 1995, the Income Fund established an allowance for doubtful accounts of approximately $52,900, for rental payment deferral amounts relating to these restaurant properties deemed uncollectible. No such allowance was established during the year ended December 31, 1996 or 1997.

   Rental and earned income increased during 1996, as compared to 1995, by approximately $43,700 due to the acquisition of a restaurant property located in Broken Arrow, Oklahoma, in August 1995 with the net sales proceeds from the sale of the restaurant property in Little Canada, Minnesota, in June 1995. The increase in rental income was partially offset by a decrease of approximately $6,800 during the year ended December 31, 1996, due to the sale of the restaurant property in Little Canada, Minnesota, in June 1995.

   In addition, the increase in rental income during 1996, as compared to 1995, was partially attributable to an increase of approximately $35,300 during 1996, due to the fact that in April 1995, the Income Fund entered into a new lease for the restaurant property in Hermitage, Tennessee, for which rent commenced in June 1995.

   For the years ended December 31, 1997, 1996 and 1995, the Income Fund also earned $147,434, $110,073 and $115,946, respectively, in contingent rental income. The increase in contingent rental income during 1997 is primarily attributable to increases in gross sales relating to certain restaurant properties. The decrease in contingent rental income for 1996, as compared to 1995, is primarily attributable to the decreases in gross sales relating to certain restaurant properties.

   In addition, for the years ended December 31, 1997, 1996 and 1995, the Income Fund earned $280,331, $97,381 and $83,483, respectively, attributable to net income earned by joint ventures in which the Income Fund is a co-venturer. The increase in net income earned by joint ventures in 1997, as compared to 1996, is primarily attributable to the fact that in January 1997, Show Low Joint Venture, in which the Income Fund owns a 36% interest, recognized a gain of approximately $360,000 for financial reporting purposes, as a result of the sale of its restaurant property in January 1997, as described above in "Liquidity and Capital Resources." Show Low Joint Venture reinvested the majority of the net sales proceeds in a replacement restaurant property in June 1997. In addition, in October 1997, the Income Fund and an affiliate, as tenants-in-common, sold the restaurant property in Yuma, Arizona, and recognized a gain of approximately $128,400 for financial reporting purposes, as described above in "Liquidity and Capital Resources." The Income Fund owned a 51.67% interest in the restaurant property in Yuma, Arizona, held as tenants-in-common with an affiliate. The Income Fund reinvested its portion of the net sales proceeds in a restaurant property in Vancouver, Washington, in December 1997, as described above in "Liquidity and Capital Resources." The increase in net income earned by these joint ventures during 1996, as compared to 1995, is primarily attributable to the fact that in January 1996, the Income Fund acquired an interest in a Golden Corral restaurant property in Clinton, North Carolina, with affiliates as tenants-in-common, as described above in "Liquidity and Capital Resources."

   During the years ended December 31, 1997, 1996 and 1995, three of the Income Fund's lessees, Golden Corral Corporation, Restaurant Management Services, Inc. and Mid-America Corporation, each contributed more than 10% of the Income Fund's total rental income (including rental income from the Income Fund's consolidated joint venture and the Income Fund's share of the rental income from the three restaurant properties owned by unconsolidated joint ventures in which the Income Fund is a co-venturer and two restaurant properties owned with affiliates as tenants-in-common). As of December 31, 1997, Golden Corral Corporation was the lessee under leases relating to five restaurants, Restaurant Management Services, Inc. was the lessee under leases relating to seven restaurants and Mid-America Corporation was the lessee under leases relating to four restaurants. It is anticipated that, based on the minimum annual rental payments required by the leases, these three lessees each will continue to contribute more than 10% of the Income Fund's total rental income during 1998 and subsequent years. In addition, three restaurant chains, Golden Corral, Hardee's and Burger King, and in 1997, an additional restaurant chain, Denny's, each accounted for more than 10% of the Income Fund's total rental income in 1997, 1996 and 1995 (including the Income Fund's consolidated joint venture and the Income Fund's share of the rental income from the three restaurant properties owned by unconsolidated joint ventures in which the Income Fund is a co-venturer and two restaurant properties owned with affiliates as tenants-in-common). In subsequent years, it is anticipated that these four restaurant chains each will continue to account for more than 10% of the Income Fund's total rental income to which the Income Fund is entitled under the terms of the leases. Any failure of these lessees or restaurant chains could materially affect the Income Fund's income.

   For the years ended 1997, 1996 and 1995, the Income Fund also earned $119,961, $49,056 and $51,130, respectively, in interest and other income. The increase in interest and other income during the year ended December 31, 1997, was primarily attributable to interest earned on the net sales proceeds received and held in escrow relating to the sales of the restaurant properties in Dallas, Texas; Naples, Florida; Plattsmouth, Nebraska and Venice, Florida.

   Operating expenses, including depreciation and amortization expense, were $840,365, $683,163 and $672,818 for the years ended December 31, 1997, 1996 and
1995, respectively. The increase in operating expenses during 1997, as compared to 1996, is partially due to the fact that the Income Fund recorded approximately $122,400 in bad debt expense and approximately $19,400 in real estate tax expense for the restaurant property located in Melbourne, Florida, due to the fact that the tenant vacated the restaurant property in October 1997. The Income Fund sold this restaurant property in February 1998, as described above in "Liquidity and Capital Resources." In addition, the Income Fund's consolidated joint venture, Caro Joint Venture, recorded bad debt expense and real estate tax expense of approximately $26,200 relating to the restaurant property located in Caro, Michigan, representing past due rental and other amounts. The joint venture partners intend to continue to pursue the collection of such amounts relating to the restaurant property in Caro, Michigan. The increase in operating expenses during 1996, as compared to 1995, was partially a result of an increase in accounting and administrative expenses associated with operating the Income Fund and its restaurant properties and an increase in insurance expense as a result of our obtaining contingent liability and restaurant property coverage for the Income Fund beginning in May 1995.

   The increase in operating expenses during 1997 was partially offset by the decrease in depreciation expense which resulted from the sale of the restaurant property in Dallas, Texas in December 1996, the sale of the restaurant property in Whitehall, Michigan, in July 1997, and the sale of the restaurant property in Venice, Florida, in September 1997. The decrease in depreciation expense was partially offset by an increase in depreciation expense attributable to the purchase of the restaurant property in Marietta, Georgia, in February 1997.

   As a result of the sales of the restaurant properties in Naples, Florida; Plattsmouth, Nebraska and Venice, Florida, as described above in "Liquidity and Capital Resources," the Income Fund recognized a gain of $626,804 during 1997 for financial reporting purposes. The gain for 1997 was partially offset by a loss of $79,777 for financial reporting purposes, resulting from the July 1997 sale of the restaurant property in Whitehall, Michigan, as described above in "Liquidity and Capital Resources."

   As a result of the sale of the restaurant property in Dallas, Texas, in December 1996, the Income Fund recognized a loss for financial reporting purposes of $1,706 for the year ended December 31, 1996, as discussed above in "Liquidity and Capital Resources." In addition, as a result of the sale of the restaurant property in Little Canada, Minnesota, during 1995 the Income Fund recognized a gain of $103,283, and as a result of the sale during 1995 of a portion of the land of the restaurant property in Orlando, Florida, the Income Fund recognized a loss of $7,370 for the year ended December 31, 1995, as described above in "Liquidity and Capital Resources."

   During the years ended December 31, 1996 and 1997, the Income Fund recorded provisions for losses on land and building in the amounts of $77,023 and $104,947, respectively, for financial reporting purposes for the restaurant property in Liverpool, New York. The allowance at December 31, 1996, represented the difference between the restaurant property's carrying value at December 31, 1996 and the estimated net realizable value for this restaurant property based on an anticipated sales price to an interested third party. The allowance at December 31, 1997, represents the difference between the restaurant property's carrying value at December 31, 1997 and the net realizable value of the restaurant property based on the net sales proceeds received in February 1998 from the sale of the restaurant property.

   During the year ended December 31, 1997, the Income Fund established an allowance for loss on land and on allowance for impairment in carrying value of net investment in direct financing lease for its restaurant property in Melbourne, Florida, in the amount of $158,239. The allowance represents the difference between the restaurant property's carrying value at December 31, 1997 and the net sales proceeds received in February 1998 from the sale of the restaurant property, as described above in "Liquidity and Capital Resources."

General

   In May 1998, the Financial Accounting Standards Board reached a consensus in EITF 98-9, entitled "Accounting for Contingent Rent in the Interim Financial Periods." Adoption of this consensus did not have a material effect on the Income Fund's financial position or results of operations.

   The Income Fund's leases as of September 30, 1998, are triple-net leases and contain provisions that we believe mitigate the adverse effect of inflation. Such provisions include clauses requiring the payment of percentage rent based on certain restaurant sales above a specified level and/or automatic increases in base rent at specified times during the term of the lease. Management expects that increases in restaurant sales volumes due to inflation and real sales growth should result in an increase in rental income over time. Continued inflation also may cause capital appreciation of the Income Fund's restaurant properties. Inflation and changing prices, however, also may have an adverse impact on the sales of the restaurants and on potential capital appreciation of the restaurant properties.

   The Year 2000 problem is the result of information technology systems and embedded systems (products which are made with microprocessor (computer) chips such as HVAC systems, physical security systems and elevators) using a two-digit format, as opposed to four digits, to indicate the year. Such information technology and embedded systems may be unable to properly recognize and process date-sensitive information beginning January 1, 2000.

   The Income Fund does not have any information technology systems. Certain of our affiliates provide all services requiring the use of information technology systems pursuant to a management agreement with the Income Fund. The maintenance of embedded systems, if any, at the Income Fund's restaurant properties is the responsibility of the tenants of the properties in accordance with the terms of the Income Fund's leases. We and our affiliates have established a team dedicated to reviewing the internal information technology systems used in the operation of the Income Fund, and the information technology and embedded systems and the Year 2000 compliance plans of the Income Fund's tenants, significant suppliers, financial institutions and transfer agent.

   The information technology infrastructure of our affiliates consists of a network of personal computers and servers that were obtained from major suppliers. The affiliates utilize various administrative and financial software applications on that infrastructure to perform the business functions of the Income Fund. Our inability and that of our affiliates to identify and timely correct material Year 2000 deficiencies in the software and/or infrastructure could result in an interruption in, or failure of, certain of the Income Fund's business activities or operations. Accordingly, we and our affiliates have requested and are evaluating documentation from the suppliers of the affiliates regarding the Year 2000 compliance of their products that are used in the business activities or operations of the Income Fund. The costs expected to be incurred by us and our affiliates to become Year 2000 compliant will be incurred by us and our affiliates; therefore, these costs will have no impact on the Income Fund's financial position or results of operations.

   The Income Fund has material third party relationships with its tenants, financial institutions and transfer agent. The Income Fund depends on its tenants for rents and cash flows, its financial institutions for availability of cash and its transfer agent to maintain and track investor information. If any of these third parties are unable to meet their obligations to the Income Fund because of the Year 2000 deficiencies, such a failure may have a material impact on the Income Fund. Accordingly, we have requested and are evaluating documentation from the Income Fund's tenants, financial institutions, and transfer agent relating to their Year 2000 compliance plans. At this time, we have not yet received sufficient certifications to be assured that the tenants, financial institutions, and transfer agent have fully considered and mitigated any potential material impact of the Year 2000 deficiencies. Therefore, we do not, at this time, know of the potential costs to the Income Fund of any adverse impact or effect of any Year 2000 deficiencies by these third parties.

   We currently expect that all Year 2000 compliance testing and any necessary remedial measures on the information technology systems used in the business activities and operations of the Income Fund will be completed prior to June 30, 1999. Based on the progress we and our affiliates have made in identifying and addressing the Income Fund's Year 2000 issues and the plan and timeline to complete the compliance program, we do not foresee significant risks associated with the Income Fund's Year 2000 compliance at this time. Because we and affiliates are still evaluating the status of the systems used in business activities and operations of the Income Fund and the systems of the third parties with which the Income Fund conducts its business, we have not yet developed a comprehensive contingency plan and are unable to identify "the most reasonably likely worst case scenario" at this time. As we identify significant risks related to the Income Fund's Year 2000 compliance or if the Income Fund's Year 2000 compliance program's progress deviates substantially from the anticipated timeline, we will develop appropriate contingency plans.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
             AND RESULTS OF OPERATIONS OF CNL INCOME FUND VII, LTD.

Introduction

   The Income Fund is a Florida limited partnership that was organized on August 18, 1989, to acquire for cash, either directly or through joint venture arrangements, both newly constructed and existing restaurants, as well as land upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food and family-style restaurant chains. The leases are triple-net leases, with the lessees generally responsible for all repairs and maintenance, property taxes, insurance and utilities. As of September 30, 1998, the Income Fund owned 40 restaurant properties, which included 10 restaurant properties owned by joint ventures in which the Income Fund is a co-venturer and two restaurant properties owned with affiliates as tenants-in-common.

Liquidity and Capital Resources

 Nine Months Ended September 30, 1998 Compared to the Nine Months Ended September 30, 1997

   The Income Fund's primary source of capital for the nine months ended September 30, 1998 and 1997, was cash from operations (which includes cash received from tenants, distributions from joint ventures, and interest and other income received, less cash paid for expenses). Cash from operations was $2,085,545 and $2,099,452 for the nine months ended September 30, 1998 and 1997, respectively. The decrease in cash from operations for the nine months ended September 30, 1998, as compared to the nine months ended September 30, 1997, is primarily a result of changes in income and expenses as described in "Results of Operations" below and changes in the Income Fund's working capital.

   Currently, rental income from the Income Fund's restaurant properties is invested in money market accounts or other short-term, highly liquid investments pending the Income Fund's use of such funds to pay Income Fund expenses or to make distributions to the partners. At September 30, 1998, the Income Fund had $828,551 invested in such short-term investments, as compared to $761,317 at December 31, 1997. The funds remaining at September 30, 1998, after payment of distributions and other liabilities, will be used to meet the Income Fund's working capital and other needs.

   Total liabilities of the Income Fund, including distributions payable, decreased to $737,856 at September 30, 1998, from $784,470 at December 31, 1997. We believe that the Income Fund has sufficient cash on hand to meet its current working capital needs.

   Based on cash from operations, the Income Fund declared distributions to the Limited Partners of $2,025,000 for each of the nine months ended September 30, 1998 and 1997 ($675,000 for each of the quarters ended September 30, 1998 and 1997). This represents distributions for each applicable nine months of $0.068 per unit ($0.023 per unit for each applicable quarter). No distributions were made to us for the quarters and nine months ended September 30, 1998 and 1997. No amounts distributed to the Limited Partners for the nine months ended September 30, 1998 and 1997, are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions. The Income Fund intends to continue to make distributions of cash available for distribution to the Limited Partners on a quarterly basis.

   The Income Fund's investment strategy of acquiring restaurant properties for cash and leasing them under triple-net leases to operators who generally meet specified financial standards minimizes the Income Fund's operating expenses. We believe that the leases will continue to generate cash flow in excess of operating expenses.

   We have the right, but not the obligation, to make additional capital contributions if we deem it appropriate in connection with the operations of the Income Fund.

 The Years Ended December 31, 1997, 1996 and 1995

   The Income Fund's primary source of capital for the years ended December 31, 1997, 1996 and 1995, was cash from operations (which includes cash received from tenants, distributions from joint ventures and interest received, less cash paid for expenses). Cash from operations was $2,840,459, $2,670,869 and $2,484,538 for the years ended December 31, 1997, 1996 and 1995, respectively. The increase in cash from operations during 1997 and 1996, each as compared to the prior year, is primarily a result of changes in income and expenses as described in "Results of Operations" below and changes in the Income Fund's working capital during each of the respective years.

   Other sources and uses of capital included the following items during the years ended December 31, 1997, 1996 and 1995.

   In August 1995, the Income Fund sold its restaurant property in Florence, South Carolina, to the tenant for $1,160,000, and in connection therewith, accepted a promissory note in the principal sum of $1,160,000, collateralized by a mortgage on the restaurant property. The note bears interest at a rate of 10.25% per annum and is being collected in 59 equal monthly installments of $10,395, with a balloon payment of $1,106,657 due in July 2000. Collections commenced August 10, 1995. In accordance with Statement of Financial Accounting Standards No. 66, "Accounting for Sales of Real Estate," the Income Fund recorded the sale of the restaurant property using the installment sales method. Therefore, the gain on the sale of the restaurant property was deferred and is being recognized as income proportionately as payments under the mortgage note are collected. The Income Fund recognized a gain of $926 and $836 for financial reporting purposes for the years ended December 31, 1997 and 1996, respectively, and had a deferred gain in the amount of $126,303 and $127,229 at December 31, 1997 and 1996, respectively. The mortgage notes receivable balances at December 31, 1997 and 1996, include principal of $1,131,496 and $1,139,788, respectively, and accrued interest of $6,235 and $6,281, respectively, and are shown net of the deferred gain of $126,303 and $127,229, respectively. Proceeds received from the sale of this restaurant property have been reinvested in additional restaurant properties or used for other Income Fund purposes.

   In November 1994, the Income Fund received notice from the subtenant of its restaurant property in Jacksonville, Florida, that it intended to exercise its option to purchase the restaurant property in accordance with the terms of its sublease agreement. In December 1995, the Income Fund sold its restaurant property in Jacksonville, Florida, to the subtenant for $240,000, and in connection therewith, accepted a promissory note in the principal sum of $240,000, collateralized by a mortgage on the restaurant property. The note bears interest at a rate of 10% per annum and is being collected in 119 equal monthly installments of $2,106, with a balloon payment of $218,252 due December 2005. Collections commenced in January 1996. As a result of the sale of the restaurant property, the Income Fund recognized a loss of $6,556 for financial reporting purposes for the year ended December 31, 1995. The mortgage notes receivable balance at December 31, 1997 and 1996, include principal of $237,192 and $238,666, respectively, and accrued interest of $1,977 and $1,989, respectively. Proceeds received from the sale of this restaurant property will be distributed to the Limited Partners or will be used for other Income Fund purposes.

   In March 1996, the Income Fund entered into an agreement with the tenant of the restaurant property in Daytona Beach, Florida, for payment of certain rental payment deferrals the Income Fund had granted to the tenant through March 31, 1996. Under the agreement, the Income Fund agreed to abate approximately $13,200 of the rental payment deferral amounts. The tenant made payments of approximately $5,700 in each of April 1996 and March 1997 in accordance with the terms of the agreement, and has agreed to pay the Income Fund the remaining balance due of approximately $28,000 in five remaining annual installments through 2002.

   In July 1996, the Income Fund sold its restaurant property in Colorado Springs, Colorado, for $1,075,000, and received net sales proceeds of $1,044,909, resulting in a gain of $194,839 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in July 1990 and had a cost of approximately $900,900, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the

Income Fund sold the restaurant property for approximately $144,000 in excess of its original purchase price. In October 1996, the Income Fund reinvested the net sales proceeds, along with additional funds, in a Boston Market restaurant property located in Marietta, Georgia. A portion of the transaction relating to the sale of the restaurant property in Colorado Springs, Colorado, and the reinvestment of the net sales proceeds were structured to qualify as a like-kind exchange transaction in accordance with Section 1031 of the Internal Revenue Code. The Income Fund distributed amounts sufficient to enable the Limited Partners to pay federal and state income taxes resulting form the sale.

   In addition, in October 1996, the Income Fund sold its restaurant property in Hartland, Michigan, for $625,000 and received net sales proceeds of $617,035, resulting in a loss of approximately $235,465, for financial reporting purposes. In February 1997, the Income Fund reinvested the net sales proceeds in CNL Mansfield Joint Venture. The Income Fund has a 79% interest in the profits and losses of CNL Mansfield Joint Venture and the remaining interest in this joint venture is held by an affiliate of the Income Fund which has the same General Partners.

   In May 1997, the Income Fund sold its restaurant property in Columbus, Indiana, for $240,000 and received net sales proceeds of $223,589, resulting in a loss of $19,739 for financial reporting purposes. In December 1997, the Income Fund reinvested the net sales proceeds, along with additional funds, in a restaurant property in Miami, Florida, as tenants-in-common with affiliates of the General Partner, in exchange for a 35.64% interest in this restaurant property.

   In October 1997, the Income Fund sold its restaurant property in Dunnellon, Florida, for $800,000 and received net sales proceeds (net of $5,055 which represents amounts due to the former tenant for prepaid rent) of $752,745, resulting in a gain of $183,701 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in August 1990 and had a cost of approximately $546,300, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Income Fund sold the restaurant property for approximately $211,500 in excess of its original purchase price. In December 1997, the Income Fund reinvested these net sales proceeds in a restaurant property in Smithfield, North Carolina, as tenants-in-common with an affiliate of the General Partner. We believe that the transaction, or a portion thereof, relating to the sale of the restaurant property in Dunnellon, Florida and the reinvestment of the net sales proceeds in the restaurant property in Smithfield, North Carolina, qualified as a like-kind exchange transaction in accordance with Section 1031 of the Internal Revenue Code. However, the Income Fund distributed amounts sufficient to enable the Limited Partners to pay federal and state income taxes, if any, (at a level reasonably assumed by us) resulting from the sale.

   In addition, in October 1997, the Income Fund and an affiliate, as tenants-in-common, sold the restaurant property in Yuma, Arizona, in which the Income Fund owned a 48.33% interest, for a total sales price of $1,010,000 and received net sales proceeds of $982,025, resulting in a gain, to the tenancy-in-common, of approximately $128,400 for financial reporting purposes. The restaurant property was originally acquired in July 1994 and had a total cost of approximately $861,700, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the restaurant property was sold for approximately $120,300 in excess of its original purchase price. In December 1997, the Income Fund reinvested its portion of the net sales proceeds from the sale of the Yuma, Arizona, restaurant property, along with funds from the sale of the wholly-owned restaurant property in Columbus, Indiana, in a restaurant property in Miami, Florida, as tenants-in-common with certain of our affiliates. We believe that the transaction, or a portion thereof, relating to the sale of the restaurant property in Yuma, Arizona and the reinvestment of the net sales proceeds in the restaurant property in Miami, Florida, will qualify as a like-kind exchange transaction in accordance with Section 1031 of the Internal Revenue Code. However, the Income Fund will distribute amounts sufficient to enable the Limited Partners to pay federal and state income taxes, if any, (at a level reasonably assumed by us) resulting from the sale.

   None of the restaurant properties owned by the Income Fund or the joint ventures in which the Income Fund owns an interest is or may be encumbered. Under its partnership agreement, the Income Fund is prohibited from borrowing for any purpose; provided, however, that we or our affiliates are entitled to reimbursement, at cost, for actual expenses incurred by us or our affiliates on behalf of the Income Fund. Certain of our affiliates from time to time incur certain operating expenses on behalf of the Income Fund for which the Income Fund reimburses the affiliates without interest.

   Currently, rental income from the Income Fund's restaurant properties is invested in money market accounts or other short-term, highly liquid investments pending the Income Fund's use of such funds to pay Income Fund expenses or make distributions to the partners. At December 31, 1997, the Income Fund had $761,317 invested in such short-term investments, as compared to $1,305,429 at December 31, 1996. The decrease in the amount invested in short-term investments is primarily a result of the reinvestment of the net sales proceeds received in 1996 from the sale of the restaurant property in Hartland, Michigan, in CNL Mansfield Joint Venture in February 1997, as described above. The funds remaining at December 31, 1997, will be used for the payment of distributions and other liabilities.

   During 1997, 1996 and 1995, certain of our affiliates incurred on behalf of the Income Fund $74,968, $97,288 and $94,618, respectively, for certain operating expenses. As of December 31, 1997 and 1996, the Income Fund owed $27,683 and $1,867, respectively, to affiliates for such amounts and accounting and administrative services. As of February 28, 1998, the Income Fund had reimbursed the affiliates all such amounts. In addition, during the year ended December 31, 1995, the Income Fund incurred $7,200 in real estate disposition fees due to an affiliate as a result of its services in connection with the sale of the restaurant property in Jacksonville, Florida. The payment of such fees is deferred until the Limited Partners have received the sum of their 10% preferred return and their adjusted capital contributions. Amounts payable to other parties, including distributions payable, of the Income Fund increased to $749,587 at December 31, 1997, from $724,399 at December 31, 1996, primarily as a result of an increase in rents paid in advance during the year ended December 31, 1997. Liabilities at December 31, 1997, to the extent they exceed cash and cash equivalents at December 31, 1997, will be paid from future cash from operations, from amounts collected under the mortgage notes described above or, in the event we elect to make additional capital contributions, from future General Partner contributions.

   Based primarily on current and anticipated future cash from operations, the Income Fund declared distributions to the Limited Partners of $2,700,000 for each of the years ended December 31, 1997 and 1996, and $2,700,002 for the year ended December 31, 1995. This represents distributions of $0.090 per Unit for each of the years ended December 31, 1997, 1996 and 1995. No amounts distributed to the Limited Partners for the years ended December 31, 1997, 1996 and 1995 are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions.

   We believe that the restaurant properties are adequately covered by insurance. In addition, we have obtained contingent liability and property coverage for the Income Fund. This insurance is intended to reduce the Income Fund's exposure in the unlikely event a tenant's insurance policy lapses or is insufficient to cover a claim relating to the restaurant property.

   Due to low operating expenses and ongoing cash flow, we believe that the Income Fund has sufficient working capital reserves at this time. In addition, because all leases of the Income Fund's restaurant properties are on a triple-net basis, it is not anticipated that a permanent reserve for maintenance and repairs will be established at this time. To the extent, however, that the Income Fund has insufficient funds for such purposes, we will contribute to the Income Fund an aggregate amount of up to one percent of the offering proceeds for maintenance and repairs.

Results of Operations

 Nine Months Ended September 30, 1998 Compared to the Nine Months Ended September 30, 1997

   During the nine months ended September 30, 1997, the Income Fund and its consolidated joint venture, San Antonio #849 Joint Venture, owned and leased 31 wholly-owned restaurant properties (including one restaurant property in Columbus, Indiana and one restaurant property in Dunnellon, Florida, which were sold in May and October 1997, respectively) and during the nine months ended September 30, 1998, the Income Fund and its consolidated joint venture owned and leased 29 wholly-owned restaurant properties, to operators of fast-food and family-style restaurant chains. In connection therewith, during the nine months ended September 30, 1998 and 1997, the Income Fund and San Antonio #849 Joint Venture earned $1,795,268 and $1,842,615, respectively, in rental income from operating leases and earned income from direct financing leases, $595,923 and $615,826 of which was earned for the quarters ended September 30, 1998 and 1997, respectively. Rental and earned income decreased during the quarter and nine months ended September 30, 1998, as compared to the quarter and nine months ended September 30, 1997, primarily as a result of the sales of the restaurant properties in Columbus, Indiana and Dunnellon, Florida in May and October 1997, respectively. The Income Fund reinvested these net sales proceeds in two restaurant properties, as tenants-in-common, with certain of our affiliates as described below.

   During the nine months ended September 30, 1997, the Income Fund owned and leased nine restaurant properties indirectly through other joint venture arrangements and one restaurant property indirectly with an affiliate as tenants-in-common (including the restaurant property in Yuma, Arizona held as tenants-in-common with an affiliate, which was sold in October 1997). In addition, during the nine months ended September 30, 1998, the Income Fund owned and leased nine restaurant properties indirectly through other joint venture arrangements and two restaurant properties indirectly with affiliates as tenants-in-common. In connection therewith, during the nine months ended September 30, 1998 and 1997, the Income Fund earned $229,480 and $151,930, respectively, attributable to net income earned by these unconsolidated joint ventures, $78,287 and $55,939 of which was earned for the quarters ended September 30, 1998 and 1997, respectively. The increase in net income earned by joint ventures during the quarter and nine months ended September 30, 1998, as compared to the quarter and nine months ended September 30, 1997, is primarily due to the fact that in December 1997, the Income Fund reinvested the net sales proceeds received from the sale of two restaurant properties in October 1997, in a restaurant property in Smithfield, North Carolina, and a restaurant property in Miami, Florida, with certain of our affiliates as tenants-in-common.

   During at least one of the nine months ended September 30, 1998 and 1997, four lessees of the Income Fund and its consolidated joint venture, San Antonio #849 Joint Venture, Golden Corral Corporation, Restaurant Management Services, Inc., Flagstar Enterprises, Inc. and Waving Leaves, Inc., each contributed more than 10% of the Income Fund's total rental income (including rental income from the Income Fund's consolidated joint venture and the Income Fund's share of rental income from restaurant properties owned by unconsolidated joint ventures and restaurant properties owned with affiliates as tenants-in-common). As of September 30, 1998, Golden Corral Corporation was the lessee under leases relating to five restaurants, Restaurant Management Services, Inc. was the lessee under leases relating to eight restaurants, Flagstar Enterprises, Inc. was the lessee under leases relating to two restaurants, and Waving Leaves, Inc. was the lessee under leases relating to four restaurants. It is anticipated that, based on the minimum rental payments required by the leases, Golden Corral Corporation, Restaurant Management Services, Inc. and Waving Leaves, Inc. each will continue to contribute more than 10% of the Income Fund's total rental income during the remainder of 1998 and subsequent years. Any failure of these lessees could materially affect the Income Fund's income.

   Operating expenses, including depreciation and amortization expense, were $352,286 and $356,379 for the nine months ended September 30, 1998 and 1997, respectively, of which $117,124 and $112,150 were incurred for the quarters ended September 30, 1998 and 1997, respectively.

   As a result of the sale of the restaurant property in Florence, South Carolina, in August 1995, and recording the gain using the installment method, the Income Fund recognized a gain for financial reporting purposes of $758 and $685 for the nine months ended September 30, 1998 and 1997, respectively, $259 and $234 of which was recognized for the quarters ended September 30, 1998 and 1997, respectively. As a result of the sale of the restaurant property in Columbus, Indiana in 1997, the Income Fund recognized a loss for financial reporting purposes of $19,739 during the nine months ended September 30, 1997. No restaurant properties were sold during the quarter and nine months ended September 30, 1998.

 The Years Ended December 31, 1997, 1996 and 1995

   During 1995, the Income Fund owned and leased 33 wholly-owned restaurant properties (including two restaurant properties in Florence, South Carolina, and Jacksonville, Florida, which were sold in August and December 1995, respectively), during 1996, the Income Fund owned and leased 33 wholly-owned restaurant properties (including two restaurant properties in Colorado Springs, Colorado, and Hartland, Michigan, which were sold in July and October 1996, respectively), during 1997, the Income Fund owned and leased 31 wholly-owned restaurant properties (including two restaurant properties in Columbus, Indiana and Dunnellon, Florida, which were sold in May and October 1997, respectively). In addition, during 1996 and 1995, the Income Fund was a co-venturer in four separate joint ventures which owned and leased nine restaurant properties and one restaurant property the Income Fund owned and leased with an affiliate as tenants-in-common. During 1997, the Income Fund was a co-venturer in five separate joint ventures which owned and leased 10 restaurant properties and three restaurant properties the Income Fund owned with affiliates as tenants-in-common (including one restaurant property in Yuma, Arizona which was sold in October 1997). As of December 31, 1997, the Income Fund and its consolidated joint venture, San Antonio #849 Joint Venture, owned (either directly, as tenants-in-common with an affiliate or through joint venture arrangements) 40 wholly-owned restaurant properties which are subject to long-term, triple-net leases. The leases of the restaurant properties provide for minimum base annual rental amounts (payable in monthly installments) ranging from approximately $22,100 to $166,700. Substantially all of the leases provide for percentage rent based on sales in excess of a specified amount. In addition, some of the leases provide that, commencing in the specified lease years (generally ranging from the sixth to the eleventh lease year), the annual base rent required under the terms of the lease will increase.

   During the years ended December 31, 1997, 1996 and 1995, the Income Fund and its consolidated joint venture, San Antonio #849 Joint Venture, earned $2,436,222, $2,459,094 and $2,427,464, respectively, in rental income from operating leases and earned income from direct financing leases. The decrease in rental and earned income during 1997, as compared to 1996, was attributable to a decrease in rental and earned income as a result of the sales of the restaurant properties in Colorado Springs, Colorado; Hartland, Michigan; Columbus, Ohio and Dunnellon, Florida, in July 1996, October 1996, May 1997 and October 1997, respectively. This decrease was partially offset by an increase in rental and earned income as a result of reinvesting the net sales proceeds from the sale of the restaurant property in Colorado, Springs, Colorado, in a restaurant property in Marietta, Georgia, in October 1996. Rental and earned income are expected to decrease in future years as a result of reinvesting the proceeds from the sales of the restaurant properties in Hartland, Michigan; Columbus, Ohio and Dunnellon, Florida in joint ventures and in restaurant properties owned with affiliates, as tenants-in-common, as described below. However, as a result of reinvesting in joint ventures and in restaurant properties owned with affiliates, as tenants-in-common, net income earned by unconsolidated joint ventures is expected to increase in 1998.

   Rental and earned income increased during 1996, as compared to 1995, as a result of recording rental income during 1996 relating to the restaurant properties in Colorado Springs, and Pueblo, Colorado as compared to recording no rental income during 1995 due to financial difficulties the tenant was experiencing. The restaurant property in Colorado Springs, Colorado, was subsequently sold, as described above in "Liquidity and Capital Resources." The increase in rental and earned income during 1996, as compared to 1995, was partially offset by a decrease in rental income during 1996, as a result of the sale of the Income Fund restaurant properties in Florence, South Carolina, and Jacksonville, Florida, in August and December 1995, respectively. However, as a result of the Income Fund accepting mortgage notes for the sale of these restaurant properties, interest income increased during 1996 and 1995, as described below and above in "Liquidity and Capital Resources."

   For the years ended December 31, 1997, 1996 and 1995, the Income Fund also earned $51,345, $44,973 and $68,820, respectively, in contingent rental income. The increase in contingent rental income during 1997, as compared to 1996, is primarily a result of increased gross sales of certain restaurant properties requiring the payment of contingent rental income. The decrease in contingent rental income during 1996, as compared to 1995, is primarily attributable to the change in the percentage rent formula in accordance with the terms of the lease agreement for one of the Income Fund's leases during 1996.

   During the years ended December 31, 1997, 1996 and 1995, the Income Fund earned $183,579, $240,079 and $84,390, respectively, in interest and other income. The decrease in interest and other income for 1997, as compared to 1996, and the increase in interest and other income during 1996, as compared to 1995, is attributable to the fact that during 1996, the Income Fund recognized approximately $46,500 in other income due to the fact that the corporate franchisor of the restaurant properties in Pueblo and Colorado Springs, Colorado, paid past due real estate taxes relating to the restaurant properties and the Income Fund reversed such amounts during 1996 that it had previously accrued as payable during 1995. In addition, the decrease in interest and other income during 1997, as compared to 1996, was due to the fact that during 1996, the Income Fund earned approximately $10,000 in interest income on the net sales proceeds held in escrow relating to the restaurant property in Colorado Springs, Colorado. These proceeds were reinvested in a restaurant property in Marietta, Georgia, in October 1996. The increase in interest and other income during 1996, as compared to 1995, was primarily attributable to an increase in interest earned on the mortgage notes accepted in connection with the sales of the restaurant properties in Florence, South Carolina, in August 1995, and Jacksonville, Florida, in December 1995, as discussed above in "Liquidity and Capital Resources."

   For the years ended December 31, 1997, 1996 and 1995, the Income Fund also earned $267,251, $157,254 and $154,937, respectively, attributable to net income earned by unconsolidated joint ventures in which the Income Fund is a co-venturer and restaurant properties owned indirectly with affiliates as tenants-in-common. The increase in net income earned by joint ventures during the year ended 1997, is partially due to the fact that in February 1997, the Income Fund reinvested the net sales proceeds it received from the sale, in October 1996, of the restaurant property in Hartland, Michigan, in CNL Mansfield Joint Venture, with an affiliate of the Income Fund which has the same General Partners. In addition, the increase in net income earned by joint ventures is partially attributable to the fact that in October 1997, the Income Fund and an affiliate, as tenants-in-common, sold the restaurant property in Yuma, Arizona, in which the Income Fund owned a 48.33% interest. The tenancy-in-common recognized a gain of approximately $128,400 for financial reporting purposes, as described above in "Liquidity and Capital Resources." In addition, the increase in net income earned by joint ventures during the year ended 1997, as compared to 1996, is partially due to the Income Fund investing in a restaurant property in Smithfield, North Carolina, in December 1997, with certain of our affiliates as tenants-in-common, as described above in "Liquidity and Capital Resources."

   During at least one of the years ended December 31, 1997, 1996 and 1995, three lessees of the Income Fund and its consolidated joint venture, Golden Corral Corporation, Restaurant Management Services, Inc. and Flagstar Enterprises, Inc., each contributed more than 10% of the Income Fund's total rental income (including rental income from the Income Fund's consolidated joint venture and the Income Fund's share of rental income from nine restaurant properties owned by unconsolidated joint ventures and three restaurant properties owned with affiliates as tenants-in-common, including one restaurant property owned as tenants-in-common which sold in October 1997). As of December 31, 1997, Golden Corral Corporation was the lessee under leases relating to four restaurants, Restaurant Management Services, Inc. was the lessee under leases relating to eight restaurants and Flagstar Enterprises, Inc. was the lessee under leases relating to four restaurants. It is anticipated that, based on the minimum rental payments required by the leases, these three lessees each will continue to contribute more than 10% of the Income Fund's total rental income during 1998 and subsequent years. In addition, during at least one at least on of the years ended December 31, 1997, 1996 and 1995, three restaurant chains, Golden Corral, Hardee's and Burger King, each accounted for more than 10% of the Income

Fund's total rental income (including rental income from the Income Fund's consolidated joint venture and the Income Fund's share of rental income from nine restaurant properties owned by unconsolidated joint ventures and three restaurant properties owned with affiliates as tenants-in-common, including one restaurant property owned as tenants-in-common which was sold in October 1997). In subsequent years, it is anticipated that these three restaurant chains each will continue to account for more than 10% of the Income Fund's total rental income to which the Income Fund is entitled under the terms of the leases. Any failure of these lessees or restaurant chains could materially affect the Income Fund's income.

   Operating expenses, including depreciation and amortization expense, were $478,614, $516,056 and $555,134 for the years ended December 31, 1997, 1996 and
1995, respectively. The decrease in operating expenses during 1997, as compared to 1996, was primarily a result of a decrease in accounting and administrative expenses associated with operating the Income Fund and its restaurant properties. In addition, the decrease in operating expenses during 1997, as compared to 1996, was due to the fact that in July 1996, the Income Fund sold the restaurant property in Colorado Springs, Colorado, as discussed above in "Liquidity and Capital Resources," and in connection therewith, paid approximately $9,000 in 1996 real estate taxes which were due upon the sale of the restaurant property. Because of the sale, no real estate taxes were recorded in 1997. The decrease in operating expenses during 1996, as compared to 1995, was primarily attributable to the fact that the Income Fund accrued approximately $46,500 for current and past due real estate taxes relating to the restaurant properties in Colorado Springs and Pueblo, Colorado, during 1995. As described above, the amounts accrued during 1995 were reversed and recorded as other income during 1996. No real estate taxes were recorded during 1996 relating to the restaurant property in Pueblo, Colorado, due to the fact that the new tenant is responsible for the real estate taxes under the terms of the assigned lease.

   The decrease in operating expenses during 1997, as compared to 1996, was also partially attributable to a decrease in depreciation expense due to the sales of the restaurant properties in Hartland, Michigan and Colorado Springs, Colorado in 1996. The decrease in depreciation expense was partially offset by the purchase of the restaurant property in Marietta, Georgia, in October 1996. The decrease in operating expenses during 1996, as compared to 1995, was partially attributable to a decrease in depreciation expense as a result of the demolition of the restaurant property in Daytona Beach, Florida, the sale of the restaurant property in Florence, South Carolina, and the sale of the restaurant property in Jacksonville, Florida, during 1995.

   The decrease in operating expenses during 1996, as compared to 1995, was partially offset by an increase in accounting and administrative expenses associated with operating the Income Fund and its restaurant properties and an increase in insurance expense as a result of our obtaining contingent liability and property coverage for the Income Fund beginning in May 1995.

   As a result of the sale of the restaurant property in Columbus, Indiana, during 1997, as described above in "Liquidity and Capital Resources," the Income Fund recognized a loss of $19,739 for financial reporting purposes, for the year ended December 31, 1997. As a result of the sale of the restaurant property in Dunnellon, Florida, as described above in "Liquidity and Capital Resources," the Income Fund recognized a gain for financial reporting purposes of $183,701 for the year ended December 31, 1997.

   As a result of the sale of the restaurant property in Colorado Springs, Colorado, during 1996, as described above in "Liquidity and Capital Resources," the Income Fund recognized a gain of $194,839 for financial reporting purposes for the year ended December 31, 1996. As a result of the sale of the restaurant property in Hartland, Michigan, as described above in "Liquidity and Capital Resources," the Income Fund recognized a loss for financial reporting purposes of $235,465 for the year ended December 31, 1996.

   In connection with the sale of its restaurant property in Florence, South Carolina, during 1995, as described above in "Liquidity and Capital Resources," the Income Fund recognized a gain for financial reporting purposes of $926, $836 and $1,421 for the years ended December 31, 1997, 1996 and 1995, respectively. In accordance with Statement of Financial Accounting Standards No. 66, "Accounting for Sales of Real Estate," the Income Fund recorded the sale using the installment sales method. As such, the gain on sale was deferred and is being recognized as income proportionately as payments under the mortgage note are collected. Therefore, the balance of the deferred gain of $126,303 at December 31, 1997 is being recognized as income in future periods as payments are collected. For federal income tax purposes, a gain of approximately $97,300 from the sale of this restaurant property was also deferred during 1995 and is being recognized as payments under the mortgage note are collected.

   In addition, as a result of the sale of the restaurant property in Jacksonville, Florida, during 1995, as described above in "Liquidity and Capital Resources," the Income Fund recognized a loss for financial reporting purposes of $6,556 for the year ended December 31, 1995. In addition, as a result of the demolition of the restaurant property in Daytona Beach, Florida, as described above in "Liquidity and Capital Resources," the Income Fund recognized a loss on demolition of building for financial reporting purposes of $174,466 for the year ended December 31, 1995.

General

   In May 1998, the Financial Accounting Standards Board reached a consensus in EITF 98-9, entitled "Accounting for Contingent Rent in the Interim Financial Periods." Adoption of this consensus did not have a material effect on the Income Fund's financial position or results of operations.

   The Income Fund's leases as of September 30, 1998, are triple-net leases and contain provisions that we believe mitigate the adverse effect of inflation. Such provisions include clauses requiring the payment of percentage rent based on certain restaurant sales above a specified level and/or automatic increases in base rent at specified times during the term of the lease. Inflation has had a minimal effect on income from operations. Management expects that increases in restaurant sales volumes due to inflation and real sales growth should result in an increase in rental income over time. Continued inflation also may cause capital appreciation of the Income Fund's restaurant properties. Inflation and changing prices, however, also may have an adverse impact on the sales of the restaurants and on potential capital appreciation of the restaurant properties.

   The Year 2000 problem is the result of information technology systems and embedded systems (products which are made with microprocessor (computer) chips such as HVAC systems, physical security systems and elevators) using a two-digit format, as opposed to four digits, to indicate the year. Such information technology and embedded systems may be unable to properly recognize and process date-sensitive information beginning January 1, 2000.

   The Income Fund does not have any information technology systems. Certain of our affiliates provide all services requiring the use of information technology systems pursuant to a management agreement with the Income Fund. The maintenance of embedded systems, if any, at the Income Fund's restaurant properties is the responsibility of the tenants of the restaurant properties in accordance with the terms of the Income Fund's leases. We and our affiliates have established a team dedicated to reviewing the internal information technology systems used in the operation of the Income Fund, and the information technology and embedded systems and the Year 2000 compliance plans of the Income Fund's tenants, significant suppliers, financial institutions and transfer agent.

   The information technology infrastructure of our affiliates consists of a network of personal computers and servers that were obtained from major suppliers. The affiliates utilize various administrative and financial software applications on that infrastructure to perform the business functions of the Income Fund. Our inability and that of our affiliates to identify and timely correct material Year 2000 deficiencies in the software and/or infrastructure could result in an interruption in, or failure of, certain of the Income Fund's business activities or operations. Accordingly, we and our affiliates have requested and are evaluating documentation from the suppliers of the affiliates regarding the Year 2000 compliance of their products that are used in the business activities or operations of the Income Fund. The costs expected to be incurred by us and our affiliates to become Year 2000 compliant will be incurred by us and our affiliates; therefore, these costs will have no impact on the Income Fund's financial position or results of operations.

   The Income Fund has material third party relationships with its tenants, financial institutions and transfer agent. The Income Fund depends on its tenants for rents and cash flows, its financial institutions for availability of cash and its transfer agent to maintain and track investor information. If any of these third parties are unable to meet their obligations to the Income Fund because of the Year 2000 deficiencies, such a failure may have a material impact on the Income Fund. Accordingly, we have requested and are evaluating documentation from the Income Fund's tenants, financial institutions, and transfer agent relating to their Year 2000 compliance plans. At this time, we have not yet received sufficient certifications to be assured that the tenants, financial institutions, and transfer agent have fully considered and mitigated any potential material impact of the Year 2000 deficiencies. Therefore, we do not, at this time, know of the potential costs to the Income Fund of any adverse impact or effect of any Year 2000 deficiencies by these third parties.

   We currently expect that all Year 2000 compliance testing and any necessary remedial measures on the information technology systems used in the business activities and operations of the Income Fund will be completed prior to June 30, 1999. Based on the progress we and our affiliates have made in identifying and addressing the Income Fund's Year 2000 issues and the plan and timeline to complete the compliance program, we do not foresee significant risks associated with the Income Fund's Year 2000 compliance at this time. Because we and our affiliates are still evaluating the status of the systems used in business activities and operations of the Income Fund and the systems of the third parties with which the Income Fund conducts its business, we have not yet developed a comprehensive contingency plan and are unable to identify "the most reasonably likely worst case scenario" at this time. As we identify significant risks related to the Income Fund's Year 2000 compliance or if the Income Fund's Year 2000 compliance program's progress deviates substantially from the anticipated timeline, we will develop appropriate contingency plans.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
            AND RESULTS OF OPERATIONS OF CNL INCOME FUND VIII, LTD.

Introduction

   The Income Fund is a Florida limited partnership that was organized on August 18, 1989, to acquire for cash, either directly or through joint venture arrangements, both newly constructed and existing restaurants, as well as land upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food and family-style restaurant chains. The leases are triple-net leases, with the lessees responsible for all repairs and maintenance, property taxes, insurance and utilities. As of September 30, 1998, the Income Fund owned 36 restaurant properties, which included interests in nine restaurant properties owned by joint ventures in which the Income Fund is a co-venturer.

Liquidity and Capital Resources

 Nine Months Ended September 30, 1998 Compared to the Nine Months Ended September 30, 1997

   The Income Fund's primary source of capital for the nine months ended September 30, 1998 and 1997, was cash from operations (which includes cash received from tenants, distributions from joint ventures, and interest and other income received, less cash paid for expenses). Cash from operations was $2,697,992 and $2,694,116 for the nine months ended September 30, 1998 and 1997, respectively. The increase in cash from operations for the nine months ended September 30, 1998, is primarily a result of changes in the Income Fund's working capital.

   Other sources and uses of capital included the following items during the nine months ended September 30, 1998.

   In July 1998, the Income Fund received $116,397 as a settlement from the Florida Department of Transportation for a right of way taking relating to a parcel of land on its restaurant property in Brooksville, Florida. In connection therewith, the Income Fund recognized a gain of $108,176 for financial reporting purposes. The Income Fund anticipates that it will distribute amounts sufficient to enable the Limited Partners to pay federal and state income taxes, if any (at a level reasonably assumed by us), resulting from the right of way taking. The Income Fund intends to reinvest the proceeds in an additional restaurant property or use the funds for other Income Fund purposes.

   Currently, rental income from the Income Fund's restaurant properties is invested in money market accounts or other short-term, highly liquid investments pending the Income Fund's use of such funds to pay Income Fund expenses or to make distributions to the partners. At September 30, 1998, the Income Fund had $1,724,745 invested in such short-term investments, as compared to $1,602,236 at December 31, 1997. The increase in cash and cash equivalents at September 30, 1998, is primarily attributable to the receipt of settlement proceeds relating to the right of way taking in Brooksville, Florida, as described above. The funds remaining at September 30, 1998, after payment of distributions for the nine months ended September 30, 1998, and other liabilities, will be used to meet the Income Fund's working capital and other needs and also may be used to acquire an additional restaurant property.

   Total liabilities of the Income Fund, including distributions payable, increased to $951,915 at September 30, 1998, from $933,524 at December 31, 1997, primarily as the result of an increase in rents paid in advance at September 30, 1998, as compared to December 31, 1997. We believe that the Income Fund has sufficient cash on hand to meet its current working capital needs.

   Based on cash from operations, and for the nine months ended September 30, 1998, accumulated excess operating reserves, the Income Fund declared distributions to the Limited Partners of $2,712,502 and $2,362,502 for the nine months ended September 30, 1998 and 1997, respectively ($787,501 for each of the quarters ended September 30, 1998 and 1997). This represents distributions of $0.078 and $0.068 per unit for the nine months ended September 30, 1998 and 1997, respectively ($0.023 per unit for each applicable quarter). No distributions were made to us for the quarters and nine months ended September 30, 1998 and 1997. No amounts distributed to the Limited Partners for the nine months ended September 30, 1998 and 1997, are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions. The Income Fund intends to continue to make distributions of cash available for distribution to the Limited Partners on a quarterly basis.

   The Income Fund's investment strategy of acquiring restaurant properties for cash and leasing them under triple-net leases to operators who generally meet specified financial standards minimizes the Income Fund's operating expenses. We believe that the leases will continue to generate cash flow in excess of operating expenses.

   We have the right, but not the obligation, to make additional capital contributions if we deem it appropriate in connection with the operations of the Income Fund.

 The Years Ended December 31, 1997, 1996 and 1995

   The Income Fund's primary source of capital for the years ended December 31, 1997, 1996 and 1995 was cash from operations (which includes cash received from tenants, distributions from joint ventures and interest received, less cash paid for expenses). Cash from operations was $3,543,056, $3,462,668 and $3,263,685 for the years ended December 31, 1997, 1996 and 1995, respectively. The increase in cash from operations for 1997, as compared to 1996, was primarily a result of changes in income and expenses as discussed in "Results of Operations" below and changes in the Income Fund's working capital, and the increase in cash from operations for 1996, as compared to 1995, was primarily a result of changes in the Income Fund's working capital during each of the respective years.

   Other sources and uses of capital included the following items during the years ended December 31, 1997, 1996 and 1995.

   In July 1995, the Income Fund sold its restaurant property in Ocoee, Florida, for $1,200,000 and received net sales proceeds of $1,184,865, resulting in a gain of $71,638 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in November 1990 and had a cost of approximately $927,900, excluding acquisition fees and miscellaneous acquisition costs; therefore, the Income Fund sold the restaurant property for approximately $257,000 in excess of its original purchase price. In September 1995, the Income Fund reinvested $950,663 of the net sales proceeds in land and building of a Shoney's in North Fort Myers, Florida.

   In December 1995, the Income Fund sold its two restaurant properties in Jacksonville, Florida, to the subtenant for a total of $460,000, and in connection therewith, accepted promissory notes in the principal sums of $240,000 and $220,000, collateralized by mortgages on the restaurant properties. The notes bear interest at a rate of 10% per annum and are being collected in 119 equal monthly installments of $2,106 and $1,931 with balloon payments of $218,252 and $200,324, respectively, due in December 2005. As a result of the sale of the two restaurant properties, the Income Fund recognized a loss of $11,712 for financial reporting purposes for the year ended December 31, 1995. The mortgage notes receivable balances at December 31, 1997 and 1996, of $458,407 and $461,255, respectively, include accrued interest of $3,788 and $3,812, respectively, relating to these two restaurant properties. Proceeds received from the collection of these mortgage notes will be distributed to the Limited Partners or will be used for other Income Fund purposes.

   In May 1996, the Income Fund reinvested the remaining net sales proceeds of approximately $234,100 from the 1995 sale of the restaurant property in Ocoee, Florida, in Middleburg Joint Venture. The Income Fund has an approximate 12% interest in the profits and losses of Middleburg Joint Venture and the remaining interest in this joint venture is held by an affiliate of the Income Fund which has the same General Partners.

   In October 1996, the Income Fund sold its restaurant property in Orlando, Florida, to the tenant for $1,375,000. In connection therewith, the Income Fund accepted a promissory note in the principal sum of $1,388,568, representing the gross sales price of $1,375,000 plus tenant closing costs of $13,568 that the Income Fund financed on behalf of the tenant. The promissory note bears interest at a rate of 10.75% per annum and is collateralized by a mortgage on the restaurant property. The promissory note is being collected in 12 monthly installments of interest only, afterwards, in 24 monthly installments of $15,413 consisting of principal and interest, and thereafter in 144 monthly installments of $16,220 consisting of principal and interest. The mortgage note receivable balances at December 31, 1997 and 1996 of $1,394,979 and $1,401,007, respectively, include accrued interest of $12,386 and $12,439, respectively, relating to this restaurant property. Proceeds received from the collection of this mortgage note will be distributed to the Limited Partners or will be used for other Income Fund purposes. This restaurant property was originally acquired by the Income Fund in December 1990 and had a cost of approximately $1,177,000, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Income Fund sold the restaurant property for approximately $198,000 in excess of its original purchase price. Due to the fact that the Income Fund had recognized accrued rental income since the inception of the lease relating to the straight lining of future scheduled rent increases in accordance with generally accepted accounting principles, the Income Fund wrote off the cumulative balance of such accrued rental income at the time of the sale of this restaurant property, resulting in a loss of $99,031 for financial reporting purposes. Due to the fact that the straight lining of future scheduled rent increases over the term of the lease is a non-cash accounting adjustment, the write off of these amounts is a loss for financial statement purposes only.

   None of the restaurant properties owned by the Income Fund or the joint ventures in which the Income Fund owns an interest is or may be encumbered. Under its partnership agreement, the Income Fund is prohibited from borrowing for any purpose; provided, however, that we or our affiliates are entitled to reimbursement, at cost, for actual expenses incurred by us or our affiliates on behalf of the Income Fund. Certain of our affiliates from time to time incur certain operating expenses on behalf of the Income Fund for which the Income Fund reimburses the affiliates without interest.

   Currently, rental income from the Income Fund's restaurant properties is invested in money market accounts or other short-term, highly liquid investments pending the Income Fund's use of such funds to pay Income Fund expenses or to make distributions to the partners. At December 31, 1997, the Income Fund had $1,602,236 invested in such short-term investments as compared to $1,476,274 at December 31, 1996.

   During 1997, 1996 and 1995, affiliates incurred $80,998, $100,264 and $95,550, respectively, for certain operating expense on behalf of the Income Fund. As of December 31, 1997 and 1996 the Income Fund owed $4,599 and $1,830, respectively, to affiliates for such amounts and accounting and administrative services. As of February 28, 1998, the Income Fund had reimbursed the affiliates all such amounts. In addition, during the years ended December 31, 1996 and 1995, the Income Fund incurred $41,250 and $13,800, respectively, in real estate disposition fees due to an affiliate as a result of its services in connection with the sale of the restaurant property in Orlando, Florida, and the two restaurant properties in Jacksonville, Florida. No such fees were incurred during the year ended December 31, 1997. The payment of such fees is deferred until the Limited Partners have received the sum of their 10% preferred return and their adjusted capital contributions. Other liabilities of the Income Fund, including distributions payable, decreased to $873,875 December 31, 1997, from $1,147,333 at December 31, 1996. The decrease in other liabilities is primarily attributable to the Income Fund's accruing a special distribution payable to the Limited Partners of $262,500 at December 31, 1996, from cumulative excess operating reserves. No special distribution payable was accrued at December 31, 1997.

   Based on cash from operations, and for the years ended December 31, 1996 and 1995, cumulative excess operating reserves, the Income Fund declared distributions to the Limited Partners of $3,150,003, $3,412,500 and $3,325,002 for the years ended December 31, 1997, 1996 and 1995, respectively. This represents distributions of $0.090 per Unit for the year ended December 31, 1997, $0.098 per Unit for the year ended December 31, 1996 and $0.095 per Unit for the year ended December 31, 1995. We anticipate that the Income Fund will declare a special distribution to the Limited Partners during the quarter ending March 31, 1998, representing cumulative excess operating reserves. No amounts distributed to the Limited Partners for the years ended December 31, 1997, 1996 and 1995, are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions.

   We believe that the restaurant properties are adequately covered by insurance. In addition, we have obtained contingent liability and property coverage for the Income Fund. This insurance is intended to reduce the Income Fund's exposure in the unlikely event a tenant's insurance policy lapses or is insufficient to cover a claim relating to the restaurant property.

   Due to low operating expenses and ongoing cash flow, we believe that the Income Fund has sufficient working capital reserves at this time. In addition, because all leases of the Income Fund's restaurant properties are on a triple-net basis, it is not anticipated that a permanent reserve for maintenance and repairs will be established at this time. To the extent, however, that the Income Fund has insufficient funds for such purposes, we will contribute to the Income Fund an aggregate amount of up to one percent of the offering proceeds for maintenance and repairs.

Results of Operations

 Nine Months Ended September 30, 1998 Compared to the Nine Months Ended September 30, 1997

   During the nine months ended September 30, 1998 and 1997, the Income Fund and its consolidated joint venture, Woodway Joint Venture, owned and leased 28 wholly-owned restaurant properties to operators of fast-food and family-style restaurant chains. In connection therewith, during the nine months ended September 30, 1998 and 1997, the Income Fund and Woodway Joint Venture earned $2,245,278 and $2,265,000, respectively, in rental income from operating leases and earned income from direct financing leases, $737,090 and $755,070 of which was earned during the quarters ended September 30, 1998 and 1997, respectively. The decrease in rental and earned income for the quarter and nine months ended September 30, 1998, as compared to the quarter and nine months ended September 30, 1997, is primarily due to the fact that the leases relating to the Burger King restaurant properties in New City and Syracuse, New York and New Philadelphia and Mansfield, Ohio were amended to provide for rent reductions from August 1998 through the end of the lease terms.

   For the nine months ended September 30, 1998 and 1997, the Income Fund owned and leased eight restaurant properties indirectly through joint venture arrangements. In connection therewith, during the nine months ended September 30, 1998 and 1997, the Income Fund earned $210,430 and $214,372, respectively, attributable to net income earned by these unconsolidated joint ventures, $71,177 and $74,581 of which was earned during the quarters ended September 30, 1998 and 1997, respectively.

   Operating expenses, including depreciation and amortization expense, were $310,688 and $280,748 for the nine months ended September 30, 1998 and 1997, respectively, of which $112,376 and $90,683 were incurred for the quarters ended September 30, 1998 and 1997, respectively. The increase in operating expenses during the quarter and nine months ended September 30, 1998, as compared to the quarter and nine months ended September 30, 1997, is partially attributable to an increase in administrative expenses for services related to accounting; financial, tax and regulatory compliance and reporting; lease and loan compliance; Limited Partner distributions and reporting; and investor relations. In addition, the increase in operating expenses during the quarter and nine months ended September 30, 1998, as compared to the quarter and nine months ended September 30, 1997, is partially due to an increase in depreciation expense relating to the fact that during the quarter and nine months ended September 30, 1998, the Income Fund reclassified the leases for its restaurant properties in New City and Syracuse, New York and New Philadelphia and Mansfield, Ohio from direct financing leases to operating leases due to lease amendments.

   As a result of the right of way settlement for the Income Fund's restaurant property in Brooksville, Florida, as described above in "Liquidity and Capital Resources," the Income Fund recognized a gain on sale of land of $108,176 during the quarter and nine months ended September 30, 1998, for financial reporting purposes. No restaurant properties were sold during the quarter and nine months ended September 30, 1997.

 The Years Ended December 31, 1997, 1996 and 1995

   During 1995, the Income Fund owned and leased 31 wholly-owned restaurant properties (including one restaurant property in Ocoee, Florida, which was sold in July 1995, and two restaurant properties in Jacksonville, Florida, which were sold in December 1995), during 1996, the Income Fund owned and leased
28 wholly-owned restaurant properties (including one restaurant property in Orlando, Florida, which was sold in October 1996) and during 1997, the Income Fund owned and leased 28 wholly-owned restaurant properties. In addition, during 1995, the Income Fund was a co-venturer in two separate joint ventures that each owned and leased one restaurant property, and one joint venture that owned and leased six restaurant properties, and during 1996 and 1997, the Income Fund was a co-venturer in four joint ventures that owned and leased a total of nine restaurant properties. As of December 31, 1997, the Income Fund owned, either directly or through joint venture arrangements, 36 restaurant properties which are subject to long-term, triple-net leases. The leases of the restaurant properties provide for minimum base annual rental amounts (payable in monthly installments) ranging from approximately $41,300 to $213,800. All of the leases provide for percentage rent based on sales in excess of a specified amount. In addition, a majority of the leases provide that, commencing in specified lease years (ranging from the third to sixth lease year), the annual base rent required under the terms of the lease will increase.

   During the years ended December 31, 1997, 1996 and 1995, the Income Fund and its consolidated joint venture, Woodway Joint Venture, earned $3,015,642, $3,182,058 and $3,300,816, respectively, in rental income from operating leases and earned income from direct financing leases. The decrease in rental and earned income during 1997, as compared to 1996, is primarily attributable to a decrease of approximately $141,300, as a result of the sale of the restaurant property in Orlando, Florida, in October 1996, as described above in "Liquidity and Capital Resources."

   Rental and earned income decreased approximately $53,600 during the year ended December 31, 1996, as compared to the year ended December 31, 1995, as a result of the sale of two restaurant properties located in Jacksonville, Florida, in December 1995. In addition, rental and earned income decreased approximately $45,400 during 1996, as compared to 1995, as a result of the sale of the restaurant property in Orlando, Florida, in October 1996 as described above. However, as a result of Income Fund accepting mortgage notes for the sale of the two restaurant properties located in Jacksonville, Florida, and the restaurant property located in Orlando, Florida, interest income increased during the years ended December 31, 1997 and 1996, each as compared to the previous year, as discussed below.

   For the years ended December 31, 1997, 1996 and 1995, the Income Fund also earned $85,735, $31,712 and $59,085, respectively, in contingent rental income. The increase in contingent rental income during 1997 as compared to 1996, is primarily attributable to (i) the Income Fund adjusting estimated contingent rental amounts accrued at December 31, 1996, to actual amounts during the year ended December 31, 1997, and (ii) increased gross sales of certain restaurant properties requiring the payment of contingent rental income. The decrease in contingent rental income during 1996, as compared to 1995, is partially attributable to decreases in gross sales relating to certain restaurant properties.

   During the years ended December 31, 1997, 1996 and 1995, the Income Fund also earned $238,338 , $127,246 and $76,445, respectively, in interest and other income. The increase in interest and other income during 1997 and 1996, each as compared to the previous year, is primarily attributable to the interest earned on the mortgage notes accepted in connection with the sale of the one restaurant property located in Orlando, Florida, in October 1996 and the two restaurant properties located in Jacksonville, Florida, in December 1995.

   For the years ended December 31, 1997, 1996 and 1995, the Income Fund also earned $293,480, $266,500 and $244,933, respectively, attributable to net income earned by unconsolidated joint ventures in which the Income Fund is a co-venturer. The increase in net income earned by joint ventures during 1997 and 1996, each as compared to the previous year, is primarily attributable to the fact that the Income Fund invested in Middleburg Joint Venture in May 1996, as described above in "Liquidity and Capital Resources."

   During at least one of the years ended December 31, 1997, 1996 and 1995, four lessees of the Income Fund and its consolidated joint venture, (i) Golden Corral Corporation, (ii) Carrols Corporation (iii) Restaurant Management Services, Inc. and (iv) Flagstar Enterprises, Inc. and Quincy's Inc. (which are affiliated entities under common control of Flagstar Corporation) (herein after referred to as Flagstar Corporation), each contributed more than 10% of the Income Fund's total rental income (including rental income from the Income Fund's consolidated joint venture and the Income Fund's share of rental income from eight restaurant properties owned by joint ventures). As of December 31, 1997, Golden Corral Corporation was the lessee under leases relating to four restaurants, Carrols Corporation was the lessee under leases relating to five restaurants, Restaurant Management Services, Inc. was the lessee under leases relating to five restaurants and Flagstar Corporation was the lessee under leases relating to three restaurants. It is anticipated that, based on the minimum annual rental payments required by the leases, Golden Corral Corporation, Carrols Corporation and Restaurant Management Services, each will continue to contribute more than 10% of the Income Fund's total rental income during 1998 and subsequent years. In addition, during at least one of the three years ended December 31, 1997, 1996 and 1995, three restaurant chains, Golden Corral Family Steakhouse Restaurants, Burger King and Shoney's, each accounted for more than 10% of the Income Fund's total rental income (including rental income from the Income Fund's consolidated joint venture and the Income Fund's share of rental income from eight restaurant properties owned by unconsolidated joint ventures). In subsequent years, it is anticipated that these three restaurant chains each will continue to account for more than 10% of the Income Fund's total rental income to which the Income Fund is entitled under the terms of the leases. Any failure of these lessees or restaurant chains could materially affect the Income Fund's income.

   Operating expenses, including depreciation and amortization expense, were $377,922, $397,587 and $390,308 for the years ended December 31, 1997, 1996 and
1995, respectively. The decrease in operating expenses during 1997, as compared to 1996, is primarily attributable to a decrease in accounting and administrative expenses associated with operating the Income Fund and its restaurant properties. The increase in operating expenses during 1996 as compared to 1995, is primarily attributable to an increase in accounting and administrative expenses associated with operating the Income Fund and its restaurant properties and an increase in insurance expense as a result of our' obtaining contingent liability and property coverage for the Income Fund beginning in 1995. The increase in operating expenses during 1996, as compared to 1995, was partially offset by a decrease in depreciation expense as a result of the sale of the two properties located in Jacksonville, Florida, in December 1995, as described above in "Liquidity and Capital Resources."

   As a result of the 1996 sale of the restaurant property in Orlando, Florida, as described above in "Liquidity and Capital Resources," the Income Fund recognized a loss of $99,031 for the year ended December 31, 1996. In addition, as a result of the 1995 sales of the restaurant property in Ocoee, Florida, and the two restaurant properties in Jacksonville, Florida, as described above in "Liquidity and Capital Resources," the Income Fund recognized a gain of $71,638 and a loss of $11,712, respectively, during the year ended December 31, 1995. No restaurant properties were sold during 1997.

General

   In May 1998, the Financial Accounting Standards Board reached a consensus in EITF 98-9, entitled "Accounting for Contingent Rent in the Interim Financial Periods." Adoption of this consensus did not have a material effect on the Income Fund's financial position or results of operations.

   The Income Fund's leases as of September 30, 1998, are triple-net leases and contain provisions that we believe mitigate the adverse effect of inflation. Such provisions include clauses requiring the payment of percentage rent based on certain restaurant sales above a specified level and/or automatic increases in base rent at specified times during the term of the lease. Management expects that increases in restaurant sales volume due to inflation and real sales growth should result in an increase in rental income over time. Continued inflation also may cause capital appreciation of the Income Fund's restaurant properties. Inflation and changing prices, however, also may have an adverse impact on the sales of the restaurants and on potential capital appreciation of the restaurant properties.

   The Year 2000 problem is the result of information technology systems and embedded systems (products which are made with microprocessor (computer) chips such as HVAC systems, physical security systems and elevators) using a two-digit format, as opposed to four digits, to indicate the year. Such information technology and embedded systems may be unable to properly recognize and process date-sensitive information beginning January 1, 2000.

   The Income Fund does not have any information technology systems. Certain of our affiliates provide all services requiring the use of information technology systems pursuant to a management agreement with the Income Fund. The maintenance of embedded systems, if any, at the Income Fund's restaurant properties is the responsibility of the tenants of the restaurant properties in accordance with the terms of the Income Fund's leases. We and affiliates have established a team dedicated to reviewing the internal information technology systems used in the operation of the Income Fund, and the information technology and embedded systems and the Year 2000 compliance plans of the Income Fund's tenants, significant suppliers, financial institutions and transfer agent.

   The information technology infrastructure of our affiliates consists of a network of personal computers and servers that were obtained from major suppliers. The affiliates utilize various administrative and financial software applications on that infrastructure to perform the business functions of the Income Fund. Our inability and that of our affiliates to identify and timely correct material Year 2000 deficiencies in the software and/or infrastructure could result in an interruption in, or failure of, certain of the Income Fund's business activities or operations. Accordingly, we and our affiliates have requested and are evaluating documentation from the suppliers of the affiliates regarding the Year 2000 compliance of their products that are used in the business activities or operations of the Income Fund. The costs expected to be incurred by us and our affiliates to become Year 2000 compliant will be incurred by us and our affiliates; therefore, these costs will have no impact on the Income Fund's financial position or results of operations.

   The Income Fund has material third party relationships with its tenants, financial institutions and transfer agent. The Income Fund depends on its tenants for rents and cash flows, its financial institutions for availability of cash and its transfer agent to maintain and track investor information. If any of these third parties are unable to meet their obligations to the Income Fund because of the Year 2000 deficiencies, such a failure may have a material impact on the Income Fund. Accordingly, we have requested and are evaluating documentation from the Income Fund's tenants, financial institutions, and transfer agent relating to their Year 2000 compliance plans. At this time, we have not yet received sufficient certifications to be assured that the tenants, financial institutions, and transfer agent have fully considered and mitigated any potential material impact of the Year 2000 deficiencies. Therefore, we do not, at this time, know of the potential costs to the Income Fund of any adverse impact or effect of any Year 2000 deficiencies by these third parties.

   We currently expect that all Year 2000 compliance testing and any necessary remedial measures on the information technology systems used in the business activities and operations of the Income Fund will be completed prior to June 30, 1999. Based on the progress we and our affiliates have made in identifying and addressing the Income Fund's Year 2000 issues and the plan and timeline to complete the compliance program, we do not foresee significant risks associated with the Income Fund's Year 2000 compliance at this time. Because we and our affiliates are still evaluating the status of the systems used in business activities and operations of the Income Fund and the systems of the third parties with which the Income Fund conducts its business, we have not yet developed a comprehensive contingency plan and are unable to identify "the most reasonably likely worst case scenario" at this time. As we identify significant risks related to the Income Fund's Year 2000 compliance or if the Income Fund's Year 2000 compliance program's progress deviates substantially from the anticipated timeline, we will develop appropriate contingency plans.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
             AND RESULTS OF OPERATIONS OF CNL INCOME FUND IX, LTD.

Introduction

   The Income Fund is a Florida limited partnership that was organized on April 16, 1990, to acquire for cash, either directly or through joint venture arrangements, both newly constructed and existing restaurants, as well as land upon which restaurants were to be constructed, which are leased primarily to operators of selected national and regional fast-food and family-style restaurant chains. The leases are generally triple-net leases, with the lessees responsible for all repairs and maintenance, property taxes, insurance and utilities. As of September 30, 1998, the Income Fund owned 41 restaurant properties, which included interests in 13 restaurant properties owned by joint ventures in which the Income Fund is a co-venturer and one restaurant property owned with an affiliate as tenants in common.

Liquidity and Capital Resources

 Nine Months Ended September 30, 1998 Compared to the Nine Months Ended September 30, 1997

   The Income Fund's primary source of capital for the nine months ended September 30, 1998 and 1997, was cash from operations (which includes cash received from tenants, distributions from joint ventures, and interest and other income received, less cash paid for expenses). Cash from operations was $2,461,641 and $2,363,892 for the nine months ended September 30, 1998 and 1997, respectively. The increase in cash from operations for the nine months ended September 30, 1998, as compared to the nine months ended September 30, 1997, is primarily a result of changes in income and expenses as described below in "Results of Operations" and changes in the Income Fund's working capital.

   Currently, rental income from the Income Fund's restaurant properties is invested in money market accounts or other short-term, highly liquid investments pending the Income Fund's use of such funds to pay Income Fund expenses or to make distributions to the partners. At September 30, 1998, the Income Fund had $1,279,526 invested in such short-term investments, as compared to $1,250,388 at December 31, 1997. The funds remaining at September 30, 1998, after payment of distributions and other liabilities, will be used to meet the Income Fund's working capital and other needs.

   Total liabilities of the Income Fund, including distributions payable, decreased to $941,844 at September 30, 1998, from $949,197 at December 31, 1997. We believe that the Income Fund has sufficient cash on hand to meet its current working capital needs.

   Based on cash from operations, and for the nine months ended September 30, 1998, accumulated excess operating reserves, the Income Fund declared distributions to the Limited Partners of $2,432,503 and $2,362,503 for the nine months ended September 30, 1998 and 1997, respectively ($787,501 for each of the quarters ended September 30, 1998 and 1997). This represents distributions of $0.70 and $0.68 per unit for the nine months ended September 30, 1998 and 1997, respectively ($0.23 per unit for each of the quarters ended June 30, 1998 and 1997). No distributions were made to us for the quarters and nine months ended September 30, 1998 and 1997. No amounts distributed to the Limited Partners for the nine months ended September 30, 1998 and 1997, are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions. The Income Fund intends to continue to make distributions of cash available for distribution to the Limited Partners on a quarterly basis.

   The Income Fund's investment strategy of acquiring restaurant properties for cash and leasing them under triple-net leases to operators who generally meet specified financial standards minimizes the Income Fund's operating expenses. We believe that the leases will continue to generate cash flow in excess of operating expenses.

   We have the right, but not the obligation, to make additional capital contributions if we deem it appropriate in connection with the operations of the Income Fund.

 The Years Ended December 31, 1997, 1996 and 1995

   The Income Fund's primary source of capital for the years ended December 31, 1997, 1996 and 1995, was cash from operations (which includes cash received from tenants, distributions from joint ventures and interest received, less cash paid for expenses). Cash from operations was $3,157,964, $3,356,240 and $3,098,276 for the years ended December 31, 1997, 1996 and 1995, respectively. The decrease in cash from operations during 1997, as compared to 1996 is primarily a result of changes in income and expenses as discussed in "Results of Operations" below and changes in the Income Fund's working capital. The increase in cash from operations during 1996, as compared to 1995, is primarily due to changes in the Income Fund's working capital.

   Other sources and uses of capital included the following during the years ended December 31, 1997, 1996 and 1995.

   In June 1997, the Income Fund sold its restaurant property in Alpharetta, Georgia, and received net sales proceeds of $1,053,571, resulting in a gain for financial reporting purposes of $199,643. This restaurant property was originally acquired by the Income Fund in September 1991 and had a cost of approximately $711,200, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Income Fund sold the restaurant property for approximately $342,400 in excess of its original purchase price. In July 1997, the Income Fund reinvested approximately $1,049,800 of these net sales proceeds in an IHOP restaurant property in Englewood, Colorado, as tenants-in-common, with one of our affiliates. In connection therewith, the Income Fund and the affiliate entered into an agreement whereby each co-venturer will share in the profits and losses of the restaurant property in proportion to each co-venturer's percentage interest. As of December 31, 1997, the Income Fund owned a 67.23% interest in the restaurant property. We believe that the transaction, or a portion thereof, relating to the sale of the restaurant property in Alpharetta, Georgia, and the reinvestment of the proceeds in an IHOP restaurant property in Englewood, Colorado, qualified as a like-kind exchange transaction for federal income tax purposes.

   In December 1996, the tenant of the restaurant property in Woodmere, Ohio, exercised its option under the terms of its lease agreement, to substitute the existing restaurant property for a replacement restaurant property. In conjunction therewith, the Income Fund simultaneously exchanged the Burger King restaurant property in Woodmere, Ohio, with a Burger King restaurant property in Carrboro, North Carolina. The lease for the restaurant property in Woodmere, Ohio, was amended to allow the restaurant property in Carrboro, North Carolina, to continue under the terms of the original lease. All closing costs were paid by the tenant. The Income Fund accounted for this as a non-monetary exchange of similar assets and recorded the acquisition of the restaurant property in Carrboro, North Carolina, at the net book value of the restaurant property in Woodmere, Ohio. No gain or loss was recognized due to this being accounted for as a non-monetary exchange of similar assets.

   None of the restaurant properties owned by the Income Fund or the joint ventures in which the Income Fund owns an interest is or may be encumbered. Under its partnership agreement, the Income Fund is prohibited from borrowing for any purpose; provided, however, that we or our affiliates are entitled to reimbursement, at cost, for actual expenses incurred by us or our affiliates on behalf of the Income Fund. Certain of our affiliates from time to time incur certain operating expenses on behalf of the Income Fund for which the Income Fund reimburses the affiliates without interest.

   Currently, rental income from the Income Fund's restaurant properties is invested in money market accounts or other short-term highly liquid investments pending the Income Fund's use of such funds to pay Income Fund expenses or to make distributions to the partners. At December 31, 1997, the Income Fund had $1,250,388 invested in such short-term investments as compared to $1,288,618 at December 31, 1996.

   During 1997, 1996 and 1995, our affiliates incurred on behalf of the Income Fund $77,999, $97,032 and $88,563, respectively, for certain operating expenses. As of December 31, 1997 and 1996, the Income Fund owed $4,619 and $1,405, respectively, to affiliates for such amounts and accounting and administrative services. As of February 28, 1998, the Income Fund had reimbursed the affiliates all such amounts. Other liabilities, including distributions payable, decreased to $944,578 at December 31, 1997, from $982,846 at December 31, 1996, primarily as the result of the Income Fund's accruing a special distribution payable to the Limited Partners of $35,000, at December 31, 1996, which was paid in January 1997.

   Based on cash from operations, the Income Fund declared distributions to the Limited Partners of $3,150,004 for the year ended December 31, 1997 and $3,185,004 for each of the years ended December 31, 1996 and 1995. This represents a distribution of $0.90 per Unit for the year ended December 31, 1997 and $0.91 per Unit for each of the years ended December 31, 1996 and 1995. We anticipate that the Income Fund will declare a special distribution to the Limited Partners during the quarter ending March 31, 1998, representing cumulative excess operating reserves. No amounts distributed to the Limited Partners for the years ended December 31, 1997, 1996 and 1995, are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions.

   We believe that the restaurant properties are adequately covered by insurance. In addition, we have obtained contingent liability and property coverage for the Income Fund. This insurance is intended to reduce the Income Fund's exposure in the unlikely event a tenant's insurance policy lapses or is insufficient to cover a claim relating to the restaurant property.

   Due to low operating expenses and ongoing cash flow, we believe that the Income Fund has sufficient working capital reserves at this time. In addition, because all leases of the Income Fund's restaurant properties are on a triple-net basis, it is not anticipated that a permanent reserve for maintenance and repairs will be established at this time. To the extent, however, that the Income Fund has insufficient funds for such purpose, we will contribute to the Income Fund an aggregate amount of up to one percent of the offering proceeds for maintenance and repairs.

Results of Operations

 Nine Months Ended September 30, 1998 Compared to the Nine Months Ended September 30, 1997

   During the nine months ended September 30, 1997, the Income Fund owned and leased 28 wholly-owned restaurant properties (including one restaurant property in Alpharetta, Georgia, which was sold in June 1997) and during the nine months ended September 30, 1998, the Income Fund owned and leased 27 wholly-owned restaurant properties, to operators of fast-food and family-style restaurant chains. In connection therewith, during the nine months ended September 30, 1998 and 1997, the Income Fund earned $1,588,343 and $1,918,423, respectively, in rental income from operating leases (net of adjustments to accrued rental income) and earned income from direct financing leases from these restaurant properties, $660,861 and $615,425 of which was earned during the quarters ended September 30, 1998 and 1997, respectively. The decrease in rental and earned income during the nine months ended September 30, 1998, as compared to the nine months ended September 30, 1997, is partially attributable to, and the increase in rental and earned income during the quarter ended September 30, 1998, as compared to the quarter ended September 30, 1997, is partially offset by, the fact that in May 1998, the tenant of the restaurant properties in Williamsville and Rochester, New York, filed for bankruptcy. As a result, during the quarter and nine months ended September 30, 1998, the Income Fund wrote off approximately $4,600 and $272,200, respectively, of accrued rental income (non-cash accounting adjustments relating to the straight-lining of future scheduled rent increases over the lease term in accordance with generally accepted accounting principles). This decrease was partially offset by the fact that during the quarter and nine months ended September 30, 1998, the Income Fund collected and recognized as income, approximately $65,700 in rental and earned income from the tenant of these restaurant properties, for which the Income Fund had previously established an allowance for doubtful accounts. The tenant has rejected the lease relating to the restaurant property in Williamsville, New York and, as a result, the Income Fund will not receive rental income from this restaurant property. The tenant is currently in the process of deciding whether to affirm or reject the lease for the restaurant property in Rochester, New York. If the lease for the Rochester, New York restaurant property is rejected, the Income Fund anticipates that rental income from this restaurant property will terminate. However, we do not anticipate that any decrease in rental income due to lost revenues relating to these restaurant properties will have a material effect on the Income Fund's financial position or results of operations. We are currently seeking either new tenants or purchasers for these restaurant properties.

   The decrease in rental and earned income during the nine months ended September 30, 1998, is also partially attributable to, and the increase during the quarter ended September 30, 1998, is partially offset by, the fact that the Income Fund established an allowance for doubtful accounts of approximately $14,600 and $43,900 for the quarter and nine months ended September 30, 1998, respectively, relating to the restaurant property in Grand Prairie, Texas, in accordance with its collection policy. No such allowance was established during the quarter and nine months ended September 30, 1997. The Income Fund intends to pursue collection of past due amounts from this tenant and will recognize such amounts as income if collected.

   The decrease in rental and earned income during the nine months ended September 30, 1998, as compared to the nine months ended September 30, 1997, is partially attributable to, and the increase during the quarter ended September 30, 1998, as compared to the quarter ended September 30, 1997, is partially offset by, a decrease of approximately $20,400 and $21,800 for the quarter and nine months ended September 30, 1998, respectively, in rental and earned income due to the fact that the Income Fund amended the leases for the restaurant properties in Shelby, North Carolina; Maple Heights, Ohio; Watertown, New York and Carrboro, North Carolina to provide for rent reductions.

   In addition, rental and earned income decreased approximately $47,700 during the nine months ended September 30, 1998, as a result of the sale of the restaurant property in Alpharetta, Georgia, in June 1997. The Income Fund reinvested the net sales proceeds in an additional restaurant property as tenants-in-common with certain of our affiliates in July 1997, resulting in an increase in equity in earnings of joint ventures, as described below.

   The decrease in rental and earned income during the nine months ended September 30, 1998, as compared to the nine months ended September 30, 1997, was partially offset by, and the increase during the quarter ended September 30, 1998, as compared to the quarter ended September 30, 1997, is partially attributable to, the fact that in September 1997, the Income Fund re-leased the restaurant property in Copley Township, Ohio to a new tenant to operate the restaurant property as a Shell's Seafood restaurant and rent commenced in December 1997. The Income Fund had ceased recording rental income relating to the former tenant in September 1997.

   During the nine months ended September 30, 1998 and 1997, the Income Fund also earned $42,604 and $50,263, respectively, in contingent rental income, $943 and $20,436 of which was earned during the quarters ended September 30, 1998 and 1997, respectively. The decrease during the quarter and nine months ended September 30, 1998, as compared to the quarter and nine months ended September 30, 1997, is partially attributable to the fact that no contingent rents were recorded during the quarter ended September 30, 1998 as a result of the Income Fund adopting EITF 98-9, a consensus reached by the Financial Accounting Standards Board entitled "Accounting for Contingent Rent in the Interim Financial Periods." The EITF states that a lessor should defer recognition of contingent rent in interim periods until the specified target that triggers the contingent rental income is achieved. Adoption of this consensus did not have a material effect on the Income Fund's financial position or results of operations. The decrease in contingent rental income during the nine months ended September 30, 1998, as compared to the nine months ended September 30, 1997, is partially offset by an increase in gross sales of certain restaurants, the leases of which require the payment of contingent rent.

   For the nine months ended September 30, 1998 and 1997, the Income Fund also owned and leased 13 restaurant properties indirectly through joint venture arrangements and during the nine months ended

September 30, 1998, the Income Fund owned and leased one restaurant property with an affiliate as tenants-in- common. In connection therewith, during the nine months ended September 30, 1998 and 1997, the Income Fund earned $432,608 and $373,525, respectively, attributable to net income earned by these joint ventures, $155,940 and $148,487 of which was earned during the quarters ended September 30, 1998 and 1997, respectively. The increase in net income earned by joint ventures for the quarter and nine months ended September 30, 1998 is primarily due to the fact that in July 1997, the Income Fund reinvested the net sales proceeds it received from the sale of the restaurant property in Alpharetta, Georgia, in an IHOP restaurant property located in Englewood, Colorado, as tenants-in-common, with one of our affiliates.

   Operating expenses, including depreciation and amortization expense, were $354,315 and $372,413 for the nine months ended September 30, 1998 and 1997, respectively, of which $122,534 and $113,038 were incurred for the quarters ended September 30, 1998 and 1997, respectively. The decrease in operating expenses during the nine months ended September 30, 1998, as compared to the nine months ended September 30, 1997, is partially attributable to the fact that during the nine months ended September 30, 1997, the Income Fund recorded bad debt expense of $21,000 relating to the restaurant property in Copley Township, Ohio, as a result of the former tenant ceasing operating the restaurant property in April 1997. In addition, the decrease in operating expenses during the nine months ended September 30, 1998, is partially due to the fact that the Income Fund recorded past due real estate taxes relating to the restaurant property in Copley Township, Ohio, of approximately $23,200 during the nine months ended September 30, 1997. Due to the fact that the restaurant property was re-leased to a new tenant in September 1997, no such expenses were recorded during the nine months ended September 30, 1998.

   The increase in operating expenses during the quarter ended September 30, 1998, was primarily attributable to an increase in depreciation expense due to the fact that the Income Fund reclassified certain leases from direct financing leases to operating leases in connection with lease amendments described above. In accordance with the Statement of Financial Accounting Standards #13, Accounting for Leases," the Income Fund recorded each of the reclassified leases at the lower of original cost, present fair value, or present carrying amount.

   As a result of the sale of the restaurant property in Alpharetta, Georgia during 1997, the Income Fund recognized a gain for financial reporting purposes of $199,643 during the nine months ended September 30, 1997. No restaurant properties were sold during the nine months ended September 30, 1998.

 The Years Ended December 31, 1997, 1996 and 1995

   During the years ended December 31, 1997, 1996 and 1995, the Income Fund owned and leased 27 wholly-owned restaurant properties (including one restaurant property in Alpharetta, Georgia, which was sold in June 1997). In addition, during 1997, 1996 and 1995, the Income Fund was a co-venturer in two separate joint ventures that each owned and leased six properties and one joint venture that owned and leased one restaurant property. During 1997, the Income Fund also owned and leased one restaurant property with an affiliate as tenants-in-common. As of December 31, 1997, the Income Fund owned, either directly or through joint venture arrangements, 40 restaurant properties, which are subject to long-term, triple-net leases. The leases of the restaurant properties provide for minimum base annual rental amounts (payable in monthly installments) ranging from approximately $50,400 to $171,400. Generally, the leases provide for percentage rent based on sales in excess of a specified amount. In addition, a majority of the leases provide that, commencing in specified lease years (ranging from the third to the sixth lease year), the annual base rent required under the terms of the lease will increase.

   During the years ended December 31, 1997, 1996 and 1995, the Income Fund earned $2,572,954, $2,771,319 and $2,807,108, respectively, in rental income from operating leases and earned income from direct financing leases from the Income Fund's wholly-owned restaurant properties. The decrease in rental and earned income in 1997, as compared to 1996, is partially due to a decrease in rental and earned income of approximately $65,000 during 1997, due to the fact that during April 1997, the operator of the restaurant property in Copley Township, Ohio, ceased operations of the restaurant property and the Income Fund ceased recording rental income and wrote-off the allowance for doubtful accounts. As described above, the Income Fund re-leased this restaurant property to Shells Seafood Restaurants in September 1997 and rent commenced December 1997. The decrease in rental and earned income during 1996, as compared to 1995, is primarily the result of the fact that during 1996, the Income Fund established an allowance for doubtful accounts relating to the same restaurant property in Copley Township, Ohio.

   Rental and earned income also decreased during 1997, as compared to 1996, due to the fact that the Income Fund established an allowance for doubtful accounts of approximately $70,000 during 1997, relating to the Perkins restaurant properties in Williamsville and Rochester, New York, which are leased by the same tenant, due to financial difficulties the tenant is experiencing. No such allowance was established during 1996. The Income Fund intends to pursue collection of past due amounts from this tenant and will recognize such amounts as income if collected.

   As described above, rental and earned income decreased approximately $51,800 during 1997, as a result of the sale of the restaurant property in Alpharetta, Georgia, in June 1997. In July 1997, the Income Fund reinvested the net sales proceeds in a restaurant property in Englewood, Colorado, as tenants-in-common, with one of our affiliates, as discussed above in "Liquidity and Capital Resources."

   In addition, for the years ended December 31, 1997, 1996 and 1995, the Income Fund earned $74,867, $120,999 and $110,036, respectively, in contingent rental income. The decrease in contingent rental income for 1997, as compared to 1996, is primarily attributable to a change in the contingent rent formula (consisting of an increase to the sales breakpoint on which contingent rents are computed) in accordance with the terms of the leases, for certain restaurant properties requiring the payment of contingent rental income. The increase in contingent rental income during 1996, as compared to 1995, is primarily a result of increased gross sales of certain restaurant properties requiring the payment of contingent rental income.

   During the years ended December 31, 1997, 1996 and 1995, the Income Fund also earned $537,853, $460,400 and $453,794, respectively, in income attributable to net income earned by joint ventures in which the Income Fund is a co-venturer. The increase in net income earned by joint ventures during 1997, as compared to 1996 and 1995, is primarily due to the fact that in July 1997, the Income Fund reinvested the net sales proceeds it received from the sale of the restaurant property in Alpharetta, Georgia, in an IHOP restaurant property located in Englewood, Colorado, as tenants-in-common, with one of our affiliates.

   During at least one of the years ended December 31, 1997, 1996 and 1995, five of the Income Fund's lessees (or group of affiliated lessees), Carrols Corporation, TPI Restaurants, Inc., Flagstar Enterprises, Inc., Golden Corral Corporation and Burger King Corporation, each contributed more than 10% of the Income Fund's total rental income (including the Income Fund's share of rental income from 13 restaurant properties owned by joint ventures and one restaurant property owned as tenants-in-common). As of December 31, 1997, Carrols Corporation was the lessee under leases relating to four restaurants, TPI Restaurants, Inc. was the lessee under leases relating to five restaurants, Flagstar Enterprises, Inc. was the lessee under leases relating to six restaurants, Burger King Corp. was the lessee under leases relating to the 13 restaurants owned by joint ventures and Golden Corral Corporation was the lessee under leases relating to two restaurants. It is anticipated that, based on the minimum rental payments required by the leases, these five lessees or groups of affiliated lessees each will continue to contribute more than 10% of the Income Fund's total rental income in 1998 and subsequent years. In addition, during at least one of the years ended December 31, 1997, 1996 and 1995, four restaurant chains, Burger King, Hardee's, Golden Corral and Shoney's, each accounted for more than 10% of the Income Fund's total rental income (including the Income Fund's share of the rental income from 13 restaurant properties owned by joint ventures and one restaurant property owned as tenants-in-common). In subsequent years, it is anticipated that these four restaurant chains each will continue to account for more than 10% of the total rental income to which the Income Fund is entitled under the terms of its leases. Any failure of these lessees or restaurant chains could materially affect the Income Fund's income.

   Operating expenses, including depreciation and amortization expense, were $492,354, $443,767 and $440,176 for the years ended December 31, 1997, 1996 and
1995, respectively. The increase in operating expenses for 1997, as compared to 1996, is partially attributable to the fact that the Income Fund recorded bad debt expense of $21,000 relating to the restaurant property in Copley Township, Ohio. Due to the fact that the former tenant ceased operating the restaurant property in April 1997, we believe collection of this amount is doubtful. In addition, the increase in operating expenses during 1997, was partially due to the fact that during 1997, the Income Fund recorded past due real estate taxes relating to the restaurant property in Copley Township, Ohio of $23,191. The Income Fund recorded $9,905 of such expense during 1996. In addition, the increase in operating expenses for 1997, as compared to 1996, was partially attributable to the fact that the Income Fund recorded approximately $7,600 in real estate tax expense in 1997 relating to the Perkins restaurant properties in Williamsville and Rochester, New York, which are leased by the same tenant, due to the financial difficulties the tenant is experiencing. The Income Fund intends to pursue collection of such amounts and will recognize such amounts as income if collected. No real estate tax expense was recorded for these restaurant properties in 1996.

   The increase in operating expenses during 1996, as compared to 1995, is primarily a result of an increase in accounting and administrative expenses associated with operating the Income Fund and its restaurant properties and an increase in insurance expense as a result of our obtaining contingent liability and property coverage for the Income Fund beginning in May 1995.

   As a result of the 1997 sale of the restaurant property in Alpharetta, Georgia, as described above in "Liquidity and Capital Resources," the Income Fund recognized a gain for financial reporting purposes of $199,643 for the year ended December 31, 1997. No restaurant properties were sold during 1996 or 1995.

General

   The Income Fund's leases as of September 30, 1998, in general, are triple-net leases and contain provisions that we believe mitigate the adverse effect of inflation. Such provisions include clauses requiring the payment of percentage rent based on certain restaurant sales above a specified level and/or automatic increases in base rent at specified times during the term of the lease. Management expects that increases in restaurant sales volumes due to inflation and real sales growth should result in an increase in rental income over time. Continued inflation also may cause capital appreciation of the Income Fund's restaurant properties. Inflation and changing prices, however, also may have an adverse impact on the sales of the restaurants and on potential capital appreciation of the restaurant properties.

   The Year 2000 problem is the result of information technology systems and embedded systems (products which are made with microprocessor (computer) chips such as HVAC systems, physical security systems and elevators) using a two-digit format, as opposed to four digits, to indicate the year. Such information technology and embedded systems may be unable to properly recognize and process date-sensitive information beginning January 1, 2000.

   The Income Fund does not have any information technology systems. Certain of our affiliates provide all services requiring the use of information technology systems pursuant to a management agreement with the Income Fund. The maintenance of embedded systems, if any, at the Income Fund's properties is the responsibility of the tenants of the properties in accordance with the terms of the Income Fund's leases. We and our affiliates have established a team dedicated to reviewing the internal information technology systems used in the operation of the Income Fund, and the information technology and embedded systems and the Year 2000 compliance plans of the Income Fund's tenants, significant suppliers, financial institutions and transfer agent.

   The information technology infrastructure of our affiliates consists of a network of personal computers and servers that were obtained from major suppliers. The affiliates utilize various administrative and financial software applications on that infrastructure to perform the business functions of the Income Fund. Our inability and that of our affiliates to identify and timely correct material Year 2000 deficiencies in the software and/or infrastructure could result in an interruption in, or failure of, certain of the Income Fund's business activities or operations. Accordingly, we and our affiliates have requested and are evaluating documentation from the suppliers of the affiliates regarding the Year 2000 compliance of their products that are used in the business activities or operations of the Income Fund. The costs expected to be incurred by us and our affiliates to become Year 2000 compliant will be incurred by us and our affiliates; therefore, these costs will have no impact on the Income Fund's financial position or results of operations.

   The Income Fund has material third party relationships with its tenants, financial institutions and transfer agent. The Income Fund depends on its tenants for rents and cash flows, its financial institutions for availability of cash and its transfer agent to maintain and track investor information. If any of these third parties are unable to meet their obligations to the Income Fund because of the Year 2000 deficiencies, such a failure may have a material impact on the Income Fund. Accordingly, we have requested and are evaluating documentation from the Income Fund's tenants, financial institutions, and transfer agent relating to their Year 2000 compliance plans. At this time, we have not yet received sufficient certifications to be assured that the tenants, financial institutions, and transfer agent have fully considered and mitigated any potential material impact of the Year 2000 deficiencies. Therefore, we do not, at this time, know of the potential costs to the Income Fund of any adverse impact or effect of any Year 2000 deficiencies by these third parties.

   We currently expect that all Year 2000 compliance testing and any necessary remedial measures on the information technology systems used in the business activities and operations of the Income Fund will be completed prior to June 30, 1999. Based on the progress we and our affiliates have made in identifying and addressing the Income Fund's Year 2000 issues and the plan and timeline to complete the compliance program, we do not foresee significant risks associated with the Income Fund's Year 2000 compliance at this time. Because we and our affiliates are still evaluating the status of the systems used in business activities and operations of the Income Fund and the systems of the third parties with which the Income Fund conducts its business, we have not yet developed a comprehensive contingency plan and are unable to identify "the most reasonably likely worst case scenario" at this time. As we identify significant risks related to the Income Fund's Year 2000 compliance or if the Income Fund's Year 2000 compliance program's progress deviates substantially from the anticipated timeline, we will develop appropriate contingency plans.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
              AND RESULTS OF OPERATIONS OF CNL INCOME FUND X, LTD.

Introduction

   The Income Fund is a Florida limited partnership that was organized on April 16, 1990, to acquire for cash, either directly or through joint venture arrangements, both newly constructed and existing restaurants, as well as land upon which restaurants were to be constructed, which are leased primarily to operators of selected national and regional fast-food and family-style restaurant chains. The leases are triple-net leases, with the lessees generally responsible for all repairs and maintenance, property taxes, insurance and utilities. As of September 30, 1998, the Income Fund owned 48 restaurant properties, which included nine restaurant properties owned by joint ventures in which the Income Fund is a co-venturer and two properties owned with affiliates as tenants-in-common.

Liquidity and Capital Resources

 Nine Months Ended September 30, 1998 Compared to the Nine Months Ended September 30, 1997

   The Income Fund's primary source of capital for the nine months ended September 30, 1998 and 1997, was cash from operations (which includes cash received from tenants, distributions from joint ventures, and interest and other income received, less cash paid for expenses). Cash from operations was $2,774,783 and $2,748,032 for the nine months ended September 30, 1998 and 1997, respectively. The increase in cash from operations for the nine months ended September 30, 1998, is primarily a result of changes in the Income Fund's working capital.

   Other sources and uses of capital included the following items during the nine months ended September 30, 1998.

   In January 1998, the Income Fund sold its restaurant property in Sacramento, California to the tenant, for $1,250,000 and received net sales proceeds of $1,230,672, resulting in a gain of $163,349 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in December 1991 and had a cost of approximately $969,400, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Income Fund sold the restaurant property for approximately $261,300 in excess of its original purchase price. As of September 30, 1998, net sales proceeds of $1,230,672 plus accrued interest of $29,594 were being held in an interest-bearing escrow account pending the release of funds by the escrow agent to acquire an additional restaurant property. We believe that the transaction, or a portion thereof, relating to the sale of the restaurant property in Sacramento, California, and the reinvestment of the net sales proceeds, will qualify as a like-kind exchange transaction for federal income tax purposes. However, the Income Fund will distribute amounts sufficient to enable the Limited Partners to pay federal and state income taxes, if any (at a level reasonably assumed by us), resulting from the sale.

   In addition, in March 1998, a vacant parcel of land relating to the restaurant property in Austin, Texas, was sold to a third party who had previously subleased the land from the Income Fund's lessee. In connection therewith, the Income Fund received net sales proceeds of $68,434 ($68,000 of which had been received as a deposit in 1995), resulting in a gain of $7,810 for financial reporting purposes.

   In October 1998, the Income Fund sold its restaurant property in Billings, Montana to the tenant for $362,000 and received net sales proceeds of $360,688, resulting in a gain of $47,800 for financial reporting purposes. The Income Fund plans to reinvest the net sales proceeds from the sale of this restaurant property in an additional restaurant property.

   In November 1998, the Income Fund reinvested approximately $1,020,800 of the net sales proceeds it received from the sale of the restaurant property in Sacramento, California in a Jack in the Box restaurant property located in San Marcos, Texas. In connection therewith, the Income Fund entered into a long term, triple-net lease with terms substantially the same as its other leases.

   Currently, rental income from the Income Fund's restaurant properties is invested in money market accounts or other short-term, highly liquid investments pending the Income Fund's use of such funds to pay Income Fund expenses or to make distributions to the partners. At September 30, 1998, the Income Fund had $1,662,186 invested in such short-term investments as compared to $1,583,883 at December 31, 1997. The funds remaining at September 30, 1998, after payment of distributions and other liabilities, will be used to meet the Income Fund's working capital and other needs.

   Total liabilities of the Income Fund, including distributions payable, decreased to $1,068,724 at September 30, 1998, from $1,071,183 at December 31, 1997. We believe that the Income Fund has sufficient cash on hand to meet its current working capital needs.

   Based on cash from operations, and for the nine months ended September 30, 1998, accumulated excess operating reserves, the Income Fund declared distributions to Limited Partners of $2,780,003 and $2,700,002 for the nine months ended September 30, 1998 and 1997, respectively ($900,001 for each of the quarters ended September 30, 1998 and 1997). This represents distributions of $0.70 and $0.68 per unit for the nine months ended September 30, 1998 and 1997, respectively ($0.23 per unit for each applicable quarter ended September 30, 1998 and 1997). No distributions were made to us for the quarters and nine months ended September 30, 1998 and 1997. No amounts distributed to the Limited Partners for the nine months ended September 30, 1998 and 1997, are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions. The Income Fund intends to continue to make distributions of cash available for distribution to the Limited Partners on a quarterly basis.

   The Income Fund's investment strategy of acquiring restaurant properties for cash and leasing them under triple-net leases to operators who generally meet specified financial standards minimizes the Income Fund's operating expenses. We believe that the leases will continue to generate cash flow in excess of operating expenses.

   We have the right, but not the obligation, to make additional capital contributions if we deem it appropriate in connection with the operations of the Income Fund.

The Years Ended December 31, 1997, 1996 and 1995

   The Income Fund's primary source of capital for the years ended December 31, 1997, 1996 and 1995, was cash from operations (which includes cash received from tenants, distributions from joint ventures and interest received, less cash paid for expenses). Cash from operations was $3,596,417, $3,695,802 and $3,527,362 for the years ended December 31, 1997, 1996 and 1995, respectively. The decrease in cash from operations during 1997, as compared to 1996, and the increase in 1996, as compared to 1995, is primarily a result of changes in the Income Fund's working capital during each of the respective years.

   Other sources and uses of capital included the following items during the years ended December 31, 1997, 1996 and 1995.

   In July 1995, the Income Fund sold a small parcel of land as a result of an easement relating to its restaurant property in Hendersonville, North Carolina, for $7,200, resulting in a gain of $1,112 for financial reporting purposes. In addition, in August 1995, the Income Fund sold its restaurant property in Denver, Colorado, for $1,057,000 and received net sales proceeds of $1,050,186, resulting in a gain of $66,102 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in December 1991 and had a cost of approximately $977,000, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Income Fund sold the restaurant property for approximately $73,200 in excess of its original purchase price. In September 1995, the Income Fund reinvested $928,122 in a Shoney's in Fort Myers Beach, Florida.

   In October 1995, the tenant of the Income Fund's restaurant property located in Austin, Texas, entered into a sublease agreement for a vacant parcel of land under which the subtenant has the option to purchase such land. The subtenant exercised the purchase option and in accordance with the terms of the sublease agreement, the tenant assigned the purchase contract, together with the purchase contract payment of $69,000 from the subtenant, to the Income Fund. As of February 28, 1998, the sale for the vacant parcel of land had not been consummated and as a result, the net proceeds of $68,000 (representing the original $69,000 received by the Income Fund, less $1,000 in costs incurred in anticipation of the sale) were recorded as a deposit at December 31, 1997.

   In January 1996, the Income Fund reinvested the remaining net sales proceeds from the 1995 sale of the restaurant property in Denver, Colorado, and the proceeds from the granting of an easement relating to the restaurant property in Hendersonville, North Carolina, in a Golden Corral restaurant property located in Clinton, North Carolina, with certain of our affiliates as tenants-in-common. In connection therewith, the Income Fund and its affiliates entered into an agreement whereby each co-venturer will share in the profits and losses of the restaurant property in proportion to its applicable percentage interest. As of December 31, 1997, the Income Fund owned a 13.37% interest in this restaurant property.

   In September 1997, the Income Fund sold its restaurant property in Fremont, California, to the franchisor, for $1,420,000 and received net sales proceeds (net of $2,745 which represents amounts due to the former tenant for prorated rent) of $1,363,805, resulting in a gain of $132,238 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in March 1992 and had a cost of approximately $1,116,900, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Income Fund sold the restaurant property for approximately $249,700 in excess of its original purchase price. In October 1997, the Income Fund reinvested approximately $1,277,300 of the net sales proceeds in a Boston Market restaurant property in Homewood, Alabama. The Income Fund acquired the Boston Market restaurant property from one of our affiliates. The affiliate had purchased and temporarily held title to the restaurant property in order to facilitate the acquisition of the restaurant property by the Income Fund. The purchase price paid by the Income Fund represented the costs incurred by the affiliate to acquire the restaurant property, including closing costs. We believe that the transaction, or a portion thereof, relating to the sale of the restaurant property in Fremont, California, and the reinvestment of the proceeds in a Boston Market restaurant property in Homewood, Alabama, will qualify as a like-kind exchange transaction for federal income tax purposes. However, the Income Fund will distribute amounts sufficient to enable the Limited Partners to pay federal and state income taxes, if any (at a level reasonably assumed by us) resulting from the sale. The Income Fund intends to reinvest the remaining net sales proceeds in an additional restaurant property or use such amounts for other Income Fund purposes.

   In December 1997, the Income Fund used approximately $130,400 that had been previously reserved for working capital purposes, to invest in a Chevy's Fresh Mex restaurant property located in Miami, Florida, with certain of our affiliates as tenants-in-common. In connection therewith, the Income Fund and its affiliates entered into an agreement whereby each co-venturer will share in the profits and losses of the restaurant property in proportion to its applicable percentage interest. As of December 31, 1997, the Income Fund owned a 6.69% interest in this restaurant property.

   During 1997, the Income Fund entered into a contract to sell the restaurant property in Sacramento, California, to the tenant. In January 1998, the Income Fund sold this restaurant property for $1,250,000 and received net sales proceeds of $1,234,175, resulting in a gain of approximately $163,300 for financial reporting purposes.

   None of the restaurant properties owned by the Income Fund or the joint ventures in which the Income Fund owns an interest is or may be encumbered. Under its partnership agreement, the Income Fund is prohibited from borrowing for any purpose; provided, however, that we or our affiliates are entitled to reimbursement, at cost, for actual expenses incurred by us or our affiliates on behalf of the Income Fund.

Certain of our affiliates from time to time incur certain operating expenses on behalf of the Income Fund for which the Income Fund reimburses the affiliates without interest.

   Currently, rental income from the Income Fund's restaurant properties is invested in money market accounts or other short-term highly liquid investments pending the Income Fund's use of such funds to pay Income Fund expenses or to make distributions to partners. At December 31, 1997, the Income Fund had $1,583,883 invested in such short-term investments as compared to $1,769,483 at December 31, 1996. The decrease in cash is primarily attributable to the Income Fund using approximately $130,400 that had been previously reserved for working capital purposes, to invest in a restaurant property located in Miami, Florida, with affiliates, as tenants-in-common, in December 1997.

   During 1997, 1996 and 1995, certain of our affiliates incurred $86,327, $112,363 and $100,249, respectively, for certain operating expenses. As of December 31, 1997 and 1996, the Income Fund owed $4,946 and $1,609, respectively, to affiliates for such amounts and accounting and administrative services. As of February 28, 1998, the Income Fund had reimbursed the affiliates all such amounts. Other liabilities, including distributions payable, decreased to $1,066,237 at December 31, 1997, from $1,148,901 at December 31, 1996, partially as the result of the Income Fund's accruing a special distribution payable to the Limited Partners of $40,000 at December 31, 1996, which was paid in January 1997. Other liabilities also decreased due to a decrease in escrowed real estate taxes payable and rents paid in advance at December 31, 1997.

   Based on cash from operations, and during the years ended December 31, 1996 and 1995, cumulative excess operating reserves, the Income Fund declared distributions to the Limited Partners of $3,600,003 for the year ended December 31, 1997 and $3,640,003 for each of the years ended December 31, 1996 and 1995. This represents distributions of $0.90 per Unit for the year ended December 31, 1997 and $0.91 per Unit for each of the years ended December 31, 1996 and 1995. No amounts distributed to the Limited Partners for the years ended December 31, 1997, 1996 and 1995, are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions.

   We believe that the restaurant properties are adequately covered by insurance. In addition, we have obtained contingent liability and property coverage for the Income Fund. This insurance is intended to reduce the Income Fund's exposure in the unlikely event a tenant's insurance policy lapses or is insufficient to cover a claim relating to the restaurant property.

   Due to low operating expenses and ongoing cash flow, we believe that the Income Fund has sufficient working capital reserves at this time. In addition, because all leases of the Income Fund's restaurant properties are on a triple-net basis, it is not anticipated that a permanent reserve for maintenance and repairs will be established at this time. To the extent, however, that the Income Fund has insufficient funds for such purpose, we will contribute to the Income Fund an aggregate amount of up to one percent of the offering proceeds for maintenance and repairs.

Results of Operations

 Nine Months Ended September 30, 1998 Compared to the Nine Months Ended September 30, 1997

   During the nine months ended September 30, 1997, the Income Fund and its consolidated joint venture, Allegan Real Estate Joint Venture, owned and leased 39 wholly-owned restaurant properties (including one restaurant property in Fremont, California, which was sold in September 1997) and during the nine months ended September 30, 1998, the Income Fund owned and leased 39 restaurant properties (including one restaurant property in Sacramento, California, which was sold in January 1998) to operators of fast-food and family-style restaurant chains. In connection therewith, during the nine months ended September 30, 1998 and 1997, the Income Fund and Allegan Real Estate Joint Venture earned $1,927,308 and $2,543,098, respectively, in rental income from operating leases (net of adjustments to accrued rental income) and earned income from direct financing leases from these restaurant properties, $840,010 and $847,929 of which was earned during the quarters ended September 30, 1998 and 1997, respectively. The decrease in rental and earned income during the nine months ended September 30, 1998, as compared to the nine months ended September 30, 1997, is partially due to a decrease of approximately $84,400 in rental and earned income due to the fact that the lease relating to the Perkins restaurant property in Ft. Pierce, Florida, was amended to provide for rent reductions from May 1997 through December 31, 1998. Due to the lease amendment and questionable collectibility of future scheduled rent increases from this tenant, the Income Fund increased its reserve for accrued rental income (non-cash accounting adjustment relating to the straight-lining of future scheduled rent increases over the lease term in accordance with generally accepted accounting principles) by approximately $139,600 during the nine months ended September 30, 1998, as compared to approximately $22,700 during the nine months ended September 30, 1997. In addition, rental and earned income decreased by approximately $172,900 during the nine months ended September 30, 1998, as a result of the sale of the restaurant properties in Fremont and Sacramento, California in September 1997 and January 1998. The decrease in rental and earned income for the nine months ended September 30, 1998 was partially offset by an increase in rental and earned income of approximately $97,300 during the nine months ended September 30, 1998, due to the reinvestment of a portion of the net sales proceeds from the 1997 sale of the restaurant property in Fremont, California, in a restaurant property in Homewood, Alabama in October 1997.

   In addition, the decrease during the nine months ended September 30, 1998, as compared to the nine months ended September 30, 1997, was partially attributable to the fact that in May 1998 the tenant of the restaurant properties in Lancaster and Amherst, New York, filed for bankruptcy. As a result, during the nine months ended September 30, 1998, the Income Fund wrote off approximately $292,600 of accrued rental income (non-cash accounting adjustment relating to the straight-lining of future scheduled rent increases over the lease term in accordance with generally accepted accounting principles). The Income Fund also increased the allowance for doubtful accounts for past due rental amounts for these restaurant properties in the amount of $14,100 for the nine months ended September 30, 1998, due to the fact that collection of such amounts is questionable. The tenant has rejected the lease relating to the restaurant property in Lancaster, New York, and as a result, the Income Fund will not receive rental income from this restaurant property. The tenant is currently in the process of deciding whether to affirm or reject the lease for the restaurant property in Amherst, New York. If the lease for the Amherst, New York restaurant property is rejected, the Income Fund anticipates that rental income from this restaurant property will terminate. However, we do not anticipate that any decrease in rental income due to lost revenues relating to these restaurant properties will have a material effect on the Income Fund's financial position or results of operations. We are currently seeking either new tenants or purchasers for these restaurant properties.

   In addition, the decrease in rental and earned income during the nine months ended September 30, 1998 is partially attributable to the fact that in October 1998 the tenant of one Boston Market restaurant property filed for bankruptcy and ceased operations relating to this restaurant property. As a result, during the nine months ended September 30, 1998, the Income Fund wrote off approximately $13,200 of accrued rental income (non-cash accounting adjustments relating to the straight-lining of future scheduled rent increases over the lease term in accordance with generally accepted accounting principles). If the lease is eventually rejected, the Income Fund anticipates that rental income relating to this restaurant property will terminate until a new tenant is located or until the restaurant property is sold and the proceeds from such a sale are reinvested in an additional restaurant property. However, we do not anticipate that any decrease in rental income due to lost revenues relating to this restaurant property will have a material effect on the Income Fund's financial position or results of operations.

   The decrease in rental and earned income for the nine months ended September 30, 1998, as compared to the nine months ended September 30, 1997, is also partially due to a decrease of approximately $13,200 for the nine months ended September 30, 1998, due to the fact that the leases relating to the Burger King restaurant properties in Irondequoit, New York, Ashland, Ohio and Henderson, North Carolina were amended to provide for rent reductions from August 1998 through the end of the lease term.

   For the nine months ended September 30, 1998 and 1997, the Income Fund also owned and leased eight restaurant properties indirectly through other joint venture arrangements and one restaurant property as tenants-in-common with certain of our affiliates, and for the nine months ended September 30, 1998, the Income Fund owned and leased one additional restaurant property as tenants-in-common with certain of our affiliates. In connection therewith, during the nine months ended September 30, 1998 and 1997, the Income Fund earned $213,432 and $204,167, respectively, attributable to the net income earned by unconsolidated joint ventures, $76,163 and $71,523 of which was earned during the quarters ended September 30, 1998 and 1997, respectively. The increase in net income earned by unconsolidated joint ventures during the quarter and nine months ended September 30, 1998, as compared to the quarter and nine months ended September 30, 1997, is primarily attributable to the Income Fund investing in a restaurant property in Miami, Florida, in December 1997, with certain of our affiliates as tenants-in-common.

   Operating expenses, including depreciation and amortization expense, were $375,200 and $296,492 for the nine months ended September 30, 1998 and 1997, respectively, of which $135,903 and $94,956 were incurred for the quarters ended September 30, 1998 and 1997, respectively. The increase in operating expenses during the quarter and nine months ended September 30, 1998, as compared to the quarter and nine months ended September 30, 1997, is partially the result of an increase in depreciation expense due to the purchase of the restaurant property in Homewood, Alabama, in October 1997 and the fact that during the quarter and nine months ended September 30, 1998, the Income Fund reclassified the leases relating to the restaurant properties in Irondequoit, New York, Ashland, Ohio and Henderson, North Carolina from direct financing leases to operating leases due to lease amendments. In addition, the increase in operating expenses is partially due to the fact that the Income Fund recorded bad debt expense and real estate tax expense relating to the restaurant properties in Lancaster and Amherst, New York due to the fact that the tenant of these restaurant properties filed for bankruptcy, as described above. Due to the fact that the tenant rejected the lease in Lancaster, New York and if the tenant rejects the lease in Amherst, New York, the Income Fund will continue to incur certain expenses, such as real estate taxes, insurance, and maintenance, until a new tenant or buyer for the restaurant properties are located.

   In addition, the increase in operating expenses during the quarter and nine months ended September 30, 1998, as compared to the quarter and nine months ended September 30, 1997, is partially attributable to the fact that during the quarter and nine months ended September 30, 1998, the Income Fund recorded approximately $14,000 in real estate tax expense due to the fact that in October 1998 the tenant of the Boston Market restaurant property in Homewood, Alabama filed for bankruptcy, as described above. If the tenant decides to reject the lease, the Income Fund will continue to incur certain expenses, such as real estate taxes, insurance and maintenance, until a new tenant or buyer for the restaurant property is located.

   As a result of the sale of the restaurant property in Sacramento, California, and the sale of the parcel of land in Austin, Texas, as described above in "Liquidity and Capital Resources," the Income Fund recognized a gain of $171,159 for financial reporting purposes during the nine months ended September 30, 1998. As a result of the sale of the restaurant property in Fremont, California, the Income Fund recognized a gain of $132,238 for financial reporting purposes for the quarter and nine months ended September 30, 1997.

 The Years Ended December 31, 1997, 1996 and 1995

   During 1995, the Income Fund owned and leased 39 wholly-owned restaurant properties (including one restaurant property in Denver, Colorado, which was sold in August 1995), during 1996, the Income Fund owned and leased 38 wholly-owned restaurant properties, and during 1997, the Income Fund owned and leased 39 wholly-owned restaurant properties (including one restaurant property in Fremont, California, which was sold in September 1997). In addition, during 1997, 1996 and 1995, the Income Fund was a co-venturer in three separate joint ventures that each owned and leased one restaurant property and one joint venture which owned and leased six restaurant properties. During 1996, the Income Fund also owned and leased one restaurant property with affiliates as tenants-in-common and during 1997, the Income Fund owned and leased two restaurant properties with affiliates as tenants-in-common. As of December 31, 1997, the Income Fund owned, either directly or through joint venture arrangements 49 restaurant properties which are subject to long-term, triple-net leases. The leases of the restaurant properties provide for minimum base annual rental amounts (payable in monthly installments) ranging from approximately $26,200 to $198,500. All of the leases provide for percentage rent based on sales in excess of a specified amount. In addition, a majority of the leases provide that, commencing in specified lease years (ranging from the second to the sixth lease year), the annual base rent required under the terms of the lease will increase.

   During the years ended December 31, 1997, 1996 and 1995, the Income Fund and its consolidated joint venture, Allegan Real Estate Joint Venture, earned $3,402,320, $3,481,139 and $3,474,227, respectively, in rental income from operating leases and earned income from direct financing leases. The decrease in rental and earned income during 1997, as compared to 1996, is partially attributable to the Income Fund increasing its allowance for doubtful accounts by approximately $64,600 during 1997, for rental amounts relating to the Perkins restaurant properties located in Lancaster and Amherst, New York, which are leased by the same tenant, due to the financial difficulties the tenant is experiencing. No such allowance was established during 1996. The Income Fund intends to pursue collection of past due amounts from this tenant and will recognize such amounts as income if collected. Rental and earned income also decreased by approximately $36,600 during 1997, as compared to 1996, due to the fact that the Income Fund sold its restaurant property in Fremont, California, in September 1997. This decrease was partially offset by an increase of approximately $28,100 in rental income as a result of reinvesting the majority of these net sales proceeds in a restaurant property in Homewood, Alabama, in October 1997.

   During the years ended December 31, 1997, 1996 and 1995, the Income Fund also earned $51,678, $45,126 and $53,189, respectively, in contingent rental income. The increase in contingent rental income during 1997, as compared to 1996, is primarily attributable to a change in the percentage rent formula in accordance with the terms of the lease agreement for one of the Income Fund's leases during 1997. The decrease in contingent rent during 1996, as compared to 1995, was primarily a result of decreases in gross sales relating to certain restaurant properties during 1996.

   For the years ended December 31, 1997, 1996 and 1995, the Income Fund also earned $278,919, $278,371 and $267,799, respectively, attributable to net income earned by unconsolidated joint ventures in which the Income Fund is a co-venturer. The increase in net income earned by unconsolidated joint ventures during 1996, as compared to 1995, is primarily attributable to the Income Fund investing in a restaurant property in Clinton, North Carolina, in January 1996, with certain of our affiliates as tenants-in-common, as described above in "Liquidity and Capital Resources."

   During at least one of the years ended December 31, 1997, 1996 and 1995, three lessees (or group of affiliated lessees), of the Income Fund and its consolidated joint venture, Golden Corral Corporation, Foodmaker, Inc. and Flagstar Corporation, each contributed more than 10% of the Income Fund's total rental income (including rental income from the Income Fund's consolidated joint venture and the Income Fund's share of rental income from eight restaurant properties owned by unconsolidated joint ventures and two restaurant properties owned with affiliates as tenants-in-common). As of December 31, 1997, Golden Corral Corporation was the lessee under leases relating to four restaurants, Foodmaker, Inc. was the lessee under leases relating to six restaurants and Flagstar Corporation was the lessee under leases relating to nine restaurants. It is anticipated that based on the minimum rental payments required by the leases, these three lessees (or groups of affiliated lessees) each will continue to contribute more than 10% of the Income Fund's total rental income during 1998 and subsequent years. In addition, during at least one of the years ended December 31, 1997, 1996 and 1995, five restaurant chains, Golden Corral, Hardee's, Burger King, Shoney's and Jack in the Box, each accounted for more than 10% of the Income Fund's total rental income (including rental income from the Income Fund's consolidated joint venture and the Income Fund's share of rental income from eight restaurant properties owned by unconsolidated joint ventures and two restaurant properties owned with affiliates as tenants-in-common). In subsequent years, it is anticipated that these five restaurant chains each will continue to account for more than 10% of the Income Fund's total rental income to which the Income Fund is entitled under the terms of the leases. Any failure of these lessees or restaurant chains could materially affect the Income Fund's income.

   Operating expenses, including depreciation and amortization expense, were $414,105, $410,057 and $390,926 for the years ended December 31, 1997, 1996 and
1995, respectively. The increase in operating expenses during 1997, as compared to 1996, is partially a result of the Income Fund recording approximately $9,700, for real estate taxes relating to the Perkins restaurant properties located in Lancaster and Amherst, New York, which are leased by the same tenant, due to the current financial difficulties of the tenant. Payment of these taxes remains the responsibility of the tenant of this restaurant property; however, we believe that the tenant's ability to pay these expenses is doubtful. The Income Fund intends to pursue collection from the tenant of any such amounts paid by the Income Fund and will recognize such amounts as income if collected. The increase in operating expenses during 1997, as compared to 1996, is partially offset by a decrease in accounting and administrative expenses associated with operating the Income Fund and its restaurant properties.

   The increase in operating expenses during 1997, as compared to 1996, is also partially attributable to, and the increase during 1996, as compared to 1995, is partially offset by a decrease in state taxes during 1996 as a result of receiving a state tax refund from the state of New Hampshire during 1996, for taxes paid in prior years.

   Operating expenses increased during 1996, as compared to 1995, due to an increase in accounting and administrative expenses associated with operating the Income Fund and its restaurant properties and an increase in insurance expense as a result of our obtaining contingent liability and restaurant property coverage for the Income Fund beginning in May 1995. Operating expenses also increased during 1996, as compared to 1995, due to an increase in professional fees during the year ended December 31, 1996, as a result of obtaining appraisal updates for 1996 and 1995, to prepare an annual statement of unit valuation to qualified plans in accordance with the Income Fund's partnership agreement.

   As a result of the sale of the restaurant property in Fremont, California, as discussed above in "Liquidity and Capital Resources," the Income Fund recognized a gain of $132,238 for financial reporting purposes for the year ended December 31, 1997. In addition, as a result of the granting of an easement relating to the restaurant property in Hendersonville, North Carolina, and the sale of the restaurant property in Denver, Colorado, as described above in "Liquidity and Capital Resources," the Income Fund recognized a gain for financial reporting purposes of $67,214 during the year ended December 31, 1995. No restaurant properties were sold during the year ended December 31, 1996.

General

   In May 1998, the Financial Accounting Standards Board reached a consensus in EITF 98-9, entitled "Accounting for Contingent Rent in the Interim Financial Periods." Adoption of this consensus did not have a material effect on the Income Fund's financial position or results of operations.

   The Income Fund's leases as of December 31, 1997, are triple-net leases and contain provisions that we believe mitigate the adverse effect of inflation. Such provisions include clauses requiring the payment of percentage rent based on certain restaurant sales above a specified level and/or automatic increases in base rent at specified times during the term of the lease. Management expects that increases in restaurant sales volumes due to inflation and real sales growth should result in an increase in rental income over time. Continued inflation also may cause capital appreciation of the Income Fund's restaurant properties. Inflation and changing prices, however, also may have an adverse impact on the sales of the restaurants and on potential capital appreciation of the restaurant properties.

   The Year 2000 problem is the result of information technology systems and embedded systems (products which are made with microprocessor (computer) chips such as HVAC systems, physical security systems and elevators) using a two-digit format, as opposed to four digits, to indicate the year. Such information technology and embedded systems may be unable to properly recognize and process date-sensitive information beginning January 1, 2000.

   The Income Fund does not have any information technology systems. Certain of our affiliates provide all services requiring the use of information technology systems pursuant to a management agreement with the Income Fund. The maintenance of embedded systems, if any, at the Income Fund's properties is the responsibility of the tenants of the properties in accordance with the terms of the Income Fund's leases. We and our affiliates have established a team dedicated to reviewing the internal information technology systems used in the operation of the Income Fund, and the information technology and embedded systems and the Year 2000 compliance plans of the Income Fund's tenants, significant suppliers, financial institutions and transfer agent.

   The information technology infrastructure of our affiliates consists of a network of personal computers and servers that were obtained from major suppliers. The affiliates utilize various administrative and financial software applications on that infrastructure to perform the business functions of the Income Fund. Our inability and that of our affiliates to identify and timely correct material Year 2000 deficiencies in the software and/or infrastructure could result in an interruption in, or failure of, certain of the Income Fund's business activities or operations. Accordingly, we and our affiliates have requested and are evaluating documentation from the suppliers of the affiliates regarding the Year 2000 compliance of their products that are used in the business activities or operations of the Income Fund. The costs expected to be incurred by us and our affiliates to become Year 2000 compliant will be incurred by us and our affiliates; therefore, these costs will have no impact on the Income Fund's financial position or results of operations.

   The Income Fund has material third party relationships with its tenants, financial institutions and transfer agent. The Income Fund depends on its tenants for rents and cash flows, its financial institutions for availability of cash and its transfer agent to maintain and track investor information. If any of these third parties are unable to meet their obligations to the Income Fund because of the Year 2000 deficiencies, such a failure may have a material impact on the Income Fund. Accordingly, we have requested and are evaluating documentation from the Income Fund's tenants, financial institutions, and transfer agent relating to their Year 2000 compliance plans. At this time, we have not yet received sufficient certifications to be assured that the tenants, financial institutions, and transfer agent have fully considered and mitigated any potential material impact of the Year 2000 deficiencies. Therefore, we do not, at this time, know of the potential costs to the Income Fund of any adverse impact or effect of any Year 2000 deficiencies by these third parties.

   We currently expect that all Year 2000 compliance testing and any necessary remedial measures on the information technology systems used in the business activities and operations of the Income Fund will be completed prior to June 30, 1999. Based on the progress we and our affiliates have made in identifying and addressing the Income Fund's Year 2000 issues and the plan and timeline to complete the compliance program, we do not foresee significant risks associated with the Income Fund's Year 2000 compliance at this time. Because we and our affiliates are still evaluating the status of the systems used in business activities and operations of the Income Fund and the systems of the third parties with which the Income Fund conducts its business, we have not yet developed a comprehensive contingency plan and are unable to identify "the most reasonably likely worst case scenario" at this time. As we identify significant risks related to the Income Fund's Year 2000 compliance or if the Income Fund's Year 2000 compliance program's progress deviates substantially from the anticipated timeline, we will develop appropriate contingency plans.

                                      C154

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
             AND RESULTS OF OPERATIONS OF CNL INCOME FUND XI, LTD.

Introduction

   The Income Fund is a Florida limited partnership that was organized on August 20, 1991, to acquire for cash, either directly or through joint venture arrangements, both newly constructed and existing restaurants, as well as properties upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food and family-style restaurant chains. The leases are triple-net leases, with the lessees responsible for all repairs and maintenance, property taxes, insurance and utilities. As of September 30, 1998, the Income Fund owned 39 restaurant properties, which included four restaurant properties owned by joint ventures in which the Income Fund is a co-venturer and one restaurant property owned with an affiliate as tenants-in-common.

Liquidity and Capital Resources

 Nine Months Ended September 30, 1998 Compared to the Nine Months Ended September 30, 1997

   The Income Fund's primary source of capital for the nine months ended September 30, 1998 and 1997, was cash from operations (which includes cash received from tenants, distributions from joint ventures, and interest and other income received, less cash paid for expenses). Cash from operations was $2,934,890 and $2,743,042 for the nine months ended September 30, 1998 and 1997, respectively. The increase in cash from operations for the nine months ended September 30, 1998, is primarily a result of changes in income and expenses as described in "Results of Operations" below and changes in the Income Fund's working capital.

   Currently, rental income from the Income Fund's restaurant properties is invested in money market accounts or other short-term, highly liquid investments pending the Income Fund's use of such funds to pay Income Fund expenses or to make distributions to the partners. At September 30, 1998, the Income Fund had $1,492,088 invested in such short-term investments, as compared to $1,272,386 at December 31, 1997. The funds remaining at September 30, 1998, after payment of distributions and other liabilities, will be used to meet the Income Fund's working capital and other needs.

   In October 1998, the Income Fund sold its restaurant property in Nashua, New Hampshire, to a third party for $1,748,000 and received net sales proceeds of $1,630,296, resulting in a gain of $461,862 for financial reporting purposes. The Income Fund intends to reinvest the net sales proceeds in a replacement restaurant property.

   Total liabilities of the Income Fund, including distributions payable, increased to $979,258 at September 30, 1998, from $975,905 at December 31, 1997. We believe that the Income Fund has sufficient cash on hand to meet its current working capital needs.

   Based on cash from operations, and for the nine months ended September 30, 1998, accumulated excess operating reserves, the Income Fund declared distributions to the Limited Partners of $2,665,018 and $2,625,018 for the nine months ended September 30, 1998 and 1997, respectively ($875,006 for each of the quarters ended September 30, 1998 and 1997). This represents distributions of $0.67 and $0.66 per unit for the nine months ended September 30, 1998 and 1997, respectively ($0.22 per unit for each applicable quarter). No distributions were made to us for the quarters and nine months ended September 30, 1998 and 1997. No amounts distributed to the Limited Partners for the nine months ended September 30, 1998 and 1997, are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions. The Income Fund intends to continue to make distributions of cash available for distribution to the Limited Partners on a quarterly basis.

   The Income Fund's investment strategy of acquiring restaurant properties for cash and leasing them under triple-net leases to operators who meet specified financial standards minimizes the Income Fund's operating expenses. We believe that the leases will continue to generate cash flow in excess of operating expenses.

   We have the right, but not the obligation, to make additional capital contributions if we deem it appropriate in connection with the operations of the Income Fund.

 The Years Ended December 31, 1997, 1996 and 1995

   The Income Fund's primary source of capital for the years ended December 31, 1997, 1996 and 1995, was cash from operations (which includes cash received from tenants, distributions from joint ventures and interest received, less cash paid for expenses). Cash from operations was $3,642,796, $3,601,714 and $3,652,185 for the years ended December 31, 1997, 1996 and 1995, respectively. The increase in cash from operations during 1997, as compared to 1996, is primarily a result of changes in income and expenses as described in "Results of Operations" below, and the decrease during 1996, as compared to 1995, is primarily a result of changes in the Income Fund's working capital during each of the respective years.

   Other sources and uses of capital included the following items during the years ended December 31, 1997, 1996 and 1995.

   In November 1996, the Income Fund sold its restaurant property in Philadelphia, Pennsylvania, for $1,050,000 and received net sales proceeds of $1,044,750, resulting in a gain of $213,685 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in September 1992, and had a cost of approximately $877,900, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Income Fund sold the restaurant property for approximately $166,900 in excess of its original purchase price. As of December 31, 1996, the net sales proceeds of $1,044,750, plus accrued interest of $3,072, were being held in an interest-bearing escrow account pending the release of funds by the escrow agent to acquire an additional restaurant property. The sale of this restaurant property was structured to qualify as a like-kind exchange transaction in accordance with
Section 1031 of the Internal Revenue Code. As a result, no gain was recognized for federal income tax purposes. Therefore, the Income Fund was not required to distribute any of the net sales proceeds from the sale of this restaurant property to Limited Partners for the purpose of paying federal and state income taxes.

   In January 1997, the Income Fund reinvested the net sales proceeds from the 1996 sale of the restaurant property in Philadelphia, Pennsylvania, in a Black-eyed Pea restaurant property located in Corpus Christi, Texas, with one of our affiliates as tenants-in-common. In connection therewith, the Income Fund and the affiliate entered into an agreement whereby each co-venturer will share in the profits and losses of the restaurant property in proportion to its applicable percentage interest. As of December 31, 1997, the Income Fund owned a 72.5% interest in this restaurant property.

   None of the restaurant properties owned by the Income Fund or the joint ventures in which the Income Fund owns an interest is or may be encumbered. Subject to certain restrictions on borrowing, however, the Income Fund may borrow funds but will not encumber any of the restaurant properties in connection with any such borrowing. The Income Fund will not borrow for the purpose of returning capital to the Limited Partners. The Income Fund will not borrow under arrangements that would make the Limited Partners liable to creditors of the Income Fund. We further have represented that we will use our reasonable efforts to structure any borrowing so that it will not constitute "acquisition indebtedness" for federal income tax purposes and also will limit the Income Fund's outstanding indebtedness to three percent of the aggregate adjusted tax basis of its restaurant properties. Certain of our affiliates from time to time incur certain operating expenses on behalf of the Income Fund for which the Income Fund reimburses the affiliates without interest.

   Currently, rental income from the Income Fund's restaurant properties is invested in money market accounts or other short-term highly liquid investments pending the Income Fund's use of such funds to pay Income Fund expenses or to make distributions to partners. At December 31, 1997, the Income Fund had $1,272,386 invested in such short-term investments as compared to $1,225,860 at December 31, 1996.

   During 1997, 1996 and 1995, certain of our affiliates incurred $83,747, $105,643 and $92,276, respectively, for certain operating expenses. As of December 31, 1997 and 1996, the Income Fund owed $6,648 and $2,121, respectively, to affiliates for such amounts, accounting and administrative services and management fees. As of February 28, 1998, the Income Fund had reimbursed the affiliates all such amounts. Other liabilities, including distributions payable, decreased to $969,257 at December 31, 1997, from $999,977 at December 31, 1996, partially as the result of the Income Fund's accruing a special distribution payable to the Limited Partners of $40,000 at December 31, 1996, which was paid in January 1997.

   During 1996, the Income Fund entered into an agreement with an unrelated third party to sell the Burger King restaurant property in Nashua, New Hampshire. As discussed above, in October 1998, the Income Fund sold its restaurant property in Nashua, New Hampshire to a third party for $1,748,000.

   Based on cash from operations, and during the years ended December 31, 1996 and 1995, cumulative excess operating reserves, the Income Fund declared distributions to the Limited Partners of $3,500,024, $3,540,024 and $3,540,023 for the years ended December 31, 1997, 1996 and 1995, respectively. This represents a distribution of $0.88 per Unit for the year ended December 31, 1997 and $0.89 per Unit for each of the years ended December 31, 1996 and 1995. We anticipate that the Income Fund will declare a special distribution to the Limited Partners during the quarter ending March 31, 1998, representing cumulative excess operating reserves. No amounts distributed to the Limited Partners for the years ended December 31, 1997, 1996 and 1995, are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions.

   We believe that the restaurant properties are adequately covered by insurance. In addition, we have obtained contingent liability and restaurant property coverage for the Income Fund. This insurance is intended to reduce the Income Fund's exposure in the unlikely event a tenant's insurance policy lapses or is insufficient to cover a claim relating to the restaurant property.

   Due to low operating expenses and ongoing cash flow, we believe that the Income Fund has sufficient working capital reserves at this time. In addition, because all leases of the Income Fund's restaurant properties are on a triple-net basis, it is not anticipated that a permanent reserve for maintenance and repairs will be established at this time. To the extent, however, that the Income Fund has insufficient funds for such purposes, we will contribute to the Income Fund an aggregate amount of up to one percent of the offering proceeds for maintenance and repairs.

Results of Operations

 Nine Months Ended September 30, 1998 Compared to the Nine Months Ended September 30, 1997

   During the nine months ended September 30, 1997, the Income Fund and its consolidated joint ventures, Denver Joint Venture and CNL/Airport Joint Venture, owned and leased 36 wholly-owned restaurant properties, and during the nine months ended September 30, 1998, the Income Fund and its consolidated joint ventures owned and leased 37 wholly-owned restaurant properties (including one restaurant property in Columbus, Ohio exchanged for one restaurant property in Danbury, Connecticut), to operators of fast-food and family-style restaurant chains. In connection therewith, during the nine months ended September 30, 1998 and 1997, the Income Fund, Denver Joint Venture and CNL/Airport Joint Venture earned $2,632,415 and $2,655,818, respectively, in rental income from operating leases and earned income from direct financing leases, $868,028 and $883,882 of which was earned during the quarters ended September 30, 1998 and 1997, respectively.

   In addition, for the nine months ended September 30, 1998 and 1997, the Income Fund owned and leased two restaurant properties indirectly through other joint venture arrangements and owned and leased one restaurant property with an affiliate as tenants-in-common. In connection therewith, during the nine months ended September 30, 1998 and 1997, the Income Fund earned $156,335 and $163,945, respectively, attributable to net income earned by unconsolidated joint ventures, $58,730 and $58,782 of which was earned during the quarters ended September 30, 1998 and 1997, respectively. Net income earned by joint ventures decreased during the nine months ended September 30, 1998, as compared to the nine months ended September 30, 1997, due to Ashland Joint Venture adjusting estimated contingent rental amounts accrued at December 31, 1997, to actual amounts billed during the nine months ended September 30, 1998.

   During the nine months ended September 30, 1998 and 1997, the Income Fund earned $114,469 and $53,455, respectively, in interest and other income, $16,421 and $25,999 of which was earned during the quarters ended September 30, 1998 and 1997, respectively. The increase in interest and other income during the nine months ended September 30, 1998 was primarily attributable to the Income Fund collecting and recognizing $60,000 in other income in May 1998, as a result of executing an amendment to a purchase and sale agreement with a third party to extend the closing date for the Burger King restaurant property located in Nashua, New Hampshire. In accordance with the terms of the amendment, the Income Fund was deemed to have earned the $60,000 upon execution of the amendment to extend the closing date of this restaurant property. This restaurant property was sold in October 1998, as described above in "Liquidity and Capital Resources."

   Operating expenses, including depreciation and amortization expense, were $540,998 and $533,051 for the nine months ended September 30, 1998 and 1997, respectively, $179,596 and $166,842 of which were incurred during the quarters ended September 30, 1998 and 1997, respectively.

 The Years Ended December 31, 1997, 1996 and 1995

   During the years ended December 31, 1996 and 1995, the Income Fund owned and leased 35 wholly-owned restaurant properties (including one restaurant property in Philadelphia, Pennsylvania, which was sold in November 1996). During the year ended December 31, 1997, the Income Fund owned and leased 34 wholly-owned restaurant properties. In addition, during 1997, 1996 and 1995, the Income Fund was a co-venturer in four separate joint ventures that each owned and leased one restaurant property, and during 1997, the Income Fund owned and leased one restaurant property with an affiliate as tenants-in-common. As of December 31, 1997, the Income Fund owned, either directly or through joint venture arrangements, 39 restaurant properties which are subject to long-term, triple-net leases. The leases of the restaurant properties provide for minimum base annual rental amounts (payable in monthly installments) ranging from approximately $45,600 to $183,600. All of the leases provide for percentage rent based on sales in excess of a specified amount. In addition, some of the leases provide that, commencing in specified lease years (generally the sixth lease year), the annual base rent required under the terms of the lease will increase.

   During the years ended December 31, 1997, 1996 and 1995, the Income Fund and its consolidated joint ventures, Denver Joint Venture and CNL/Airport Joint Venture, earned $3,543,984, $3,615,977 and $3,609,385, respectively, in rental income from operating leases and earned income from direct financing leases. The decrease in rental and earned income during 1997 as compared to 1996, is primarily attributable to the sale of the restaurant property in Philadelphia, Pennsylvania in November 1996, as described above in "Liquidity and Capital Resources." In January 1997, the Income Fund reinvested the net sales proceeds in a restaurant property in Corpus Christi, Texas, with one of our affiliates, as described above in "Liquidity and Capital Resources."

   For the years ended December 31, 1997, 1996 and 1995, the Income Fund also earned $225,888, $251,312 and $200,198, respectively, in contingent rental income. The decrease during 1997, as compared to 1996, is primarily due to the sale of the restaurant property in Philadelphia, Pennsylvania. The increase in contingent rental income during 1996, as compared to 1995, is primarily due to an increase in gross sales of certain restaurant properties whose leases require the payment of contingent rental income.

   In addition, for the years ended December 31, 1997, 1996 and 1995, the Income Fund earned $236,103, $118,211 and $118,384, respectively, attributable to net income earned by unconsolidated joint ventures in which the Income Fund is a co-venturer. The increase in net income earned by unconsolidated joint venture during 1997, as compared to 1996, is primarily attributable to the Income Fund investing in a restaurant property in Corpus Christi, Texas, in January 1997, with one of our affiliates as tenants-in-common, as described above in "Liquidity and Capital Resources."

   During at least one of the years ended December 31, 1997, 1996 and 1995, five lessees (or group of affiliated lessees) of the Income Fund and its consolidated joint ventures, Golden Corral Corporation, Foodmaker, Inc., Burger King Corporation, DenAmerica and Flagstar Corporation, each contributed more than 10% of the Income Fund's total rental income (including rental income from the Income Fund's consolidated joint ventures, the Income Fund's share of rental income from two restaurant properties owned by unconsolidated joint ventures and one restaurant property owned with an affiliate as tenants-in-common). As of December 31, 1997, Golden Corral Corporation was the lessee under leases relating to three restaurants, Foodmaker, Inc. was the lessee under leases relating to eight restaurants, Burger King Corporation was the lessee under leases relating to eight restaurants, Flagstar Corporation was the lessee under leases relating to nine restaurants, and DenAmerica Corporation was the lessee under leases relating to five restaurants. It is anticipated that, based on the minimum rental payments required by the leases, these five lessees or groups of affiliated lessees, each will continue to contribute more than 10% of the Income Fund's total rental income during 1998 and subsequent years. In addition, during at least one of the years ended December 31, 1997, 1996 and 1995 four restaurant chains, Golden Corral, Jack in the Box, Burger King and Denny's, each accounted for more than 10% of the Income Fund's total rental income (including rental income from the Income Fund's consolidated joint ventures and the Income Fund's share of rental income from two restaurant properties owned by unconsolidated joint ventures and one restaurant property owned with an affiliate as tenants-in-common). In subsequent years, it is anticipated that these restaurant chains each will continue to account for more than 10% of the total rental income to which the Income Fund is entitled under the terms of its leases. Any failure of these lessees or restaurant chains could materially affect the Income Fund's income.

   Operating expenses, including depreciation and amortization expense, were $703,459, $725,767 and $718,352 for the years ended December 31, 1997, 1996 and
1995, respectively. The decrease in operating expenses during 1997 as compared to 1996 is primarily attributable to a decrease in depreciation expense as a result of the sale of the restaurant property in Philadelphia, Pennsylvania. The increase in operating expenses during 1996, as compared to 1995, is primarily the result of an increase in accounting and administrative expenses associated with operating the Income Fund and its restaurant properties, and an increase in insurance expense as a result of our obtaining contingent liability and property coverage for the Income Fund beginning in May 1995.

   The increase in operating expenses during 1996, as compared to 1995, was partially offset by the Income Fund receiving a state tax refund during 1996, for state taxes paid in prior years and by a decrease in depreciation expense as a result of the sale of the restaurant property in Philadelphia, Pennsylvania, in November 1996, as described above in "Liquidity and Capital Resources."

   As a result of the sale of the restaurant property in Philadelphia, Pennsylvania, as described above in "Liquidity and Capital Resources," the Income Fund recognized a gain of $213,685 for financial reporting purposes for the year ended December 31, 1996. No restaurant properties were sold during the years ended December 31, 1997 or 1995.

General

   In May 1998, the Financial Accounting Standards Board reached a consensus in EITF 98-9, entitled "Accounting for Contingent Rent in the Interim Financial Periods." Adoption of this consensus did not have a material effect on the Income Fund's financial position or results of operations.

   The Income Fund's leases as of September 30, 1998, are triple-net leases and contain provisions that we believe mitigate the adverse effect of inflation. Such provisions include clauses requiring the payment of percentage rent based on certain restaurant sales above a specified level and/or automatic increases in base rent at specified times during the term of the lease. Management expects that increases in restaurant sales volumes due to inflation and real sales growth should result in an increase in rental income over time. Continued inflation also may cause capital appreciation of the Income Fund's restaurant properties. Inflation and changing prices, however, also may have an adverse impact on the sales of the restaurants and on potential capital appreciation of the restaurant properties.

   The Year 2000 problem is the result of information technology systems and embedded systems (products which are made with microprocessor (computer) chips such as HVAC systems, physical security systems and elevators) using a two-digit format, as opposed to four digits, to indicate the year. Such information technology and embedded systems may be unable to properly recognize and process date-sensitive information beginning January 1, 2000.

   The Income Fund does not have any information technology systems. Certain of our affiliates provide all services requiring the use of information technology systems pursuant to a management agreement with the Income Fund. The maintenance of embedded systems, if any, at the Income Fund's properties is the responsibility of the tenants of the properties in accordance with the terms of the Income Fund's leases. We and our affiliates have established a team dedicated to reviewing the internal information technology systems used in the operation of the Income Fund, and the information technology and embedded systems and the Year 2000 compliance plans of the Income Fund's tenants, significant suppliers, financial institutions and transfer agent.

   The information technology infrastructure of our affiliates consists of a network of personal computers and servers that were obtained from major suppliers. The affiliates utilize various administrative and financial software applications on that infrastructure to perform the business functions of the Income Fund. Our inability and that of our affiliates to identify and timely correct material Year 2000 deficiencies in the software and/or infrastructure could result in an interruption in, or failure of, certain of the Income Fund's business activities or operations. Accordingly, we and our affiliates have requested and are evaluating documentation from the suppliers of the affiliates regarding the Year 2000 compliance of their products that are used in the business activities or operations of the Income Fund. The costs expected to be incurred by us and our affiliates to become Year 2000 compliant will be incurred by us and our affiliates; therefore, these costs will have no impact on the Income Fund's financial position or results of operations.

   The Income Fund has material third party relationships with its tenants, financial institutions and transfer agent. The Income Fund depends on its tenants for rents and cash flows, its financial institutions for availability of cash and its transfer agent to maintain and track investor information. If any of these third parties are unable to meet their obligations to the Income Fund because of the Year 2000 deficiencies, such a failure may have a material impact on the Income Fund. Accordingly, we have requested and are evaluating documentation from the Income Fund's tenants, financial institutions, and transfer agent relating to their Year 2000 compliance plans. At this time, we have not yet received sufficient certifications to be assured that the tenants, financial institutions, and transfer agent have fully considered and mitigated any potential material impact of the Year 2000 deficiencies. Therefore, we do not, at this time, know of the potential costs to the Income Fund of any adverse impact or effect of any Year 2000 deficiencies by these third parties.

   We currently expect that all Year 2000 compliance testing and any necessary remedial measures on the information technology systems used in the business activities and operations of the Income Fund will be completed prior to June 30, 1999. Based on the progress we and our affiliates have made in identifying and addressing the Income Fund's Year 2000 issues and the plan and timeline to complete the compliance program, we do not foresee significant risks associated with the Income Fund's Year 2000 compliance at this time. Because we and our affiliates are still evaluating the status of the systems used in business activities and operations of the Income Fund and the systems of the third parties with which the Income Fund conducts its business, we have not yet developed a comprehensive contingency plan and are unable to identify "the most reasonably likely worst case scenario" at this time. As we identify significant risks related to the Income Fund's Year 2000 compliance or if the Income Fund's Year 2000 compliance program's progress deviates substantially from the anticipated timeline, we will develop appropriate contingency plans.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
             AND RESULTS OF OPERATIONS OF CNL INCOME FUND XII, LTD.

Introduction

   The Income Fund is a Florida limited partnership that was organized on August 20, 1991, to acquire for cash, either directly or through joint venture arrangements, both newly constructed and existing restaurants, as well as properties upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food and family-style restaurant chains. The leases are triple-net leases, with the lessees generally responsible for all repairs and maintenance, property taxes, insurance and utilities. As of September 30, 1998, the Income Fund owned 49 restaurant properties, which included interests in five restaurant properties owned by joint ventures in which the Income Fund is a co-venturer.

Liquidity and Capital Resources

 Nine Months Ended September 30, 1998 Compared to the Nine Months Ended September 30, 1997

   The Income Fund's primary source of capital for the nine months ended September 30, 1998 and 1997, was cash from operations (which includes cash received from tenants, distributions from joint ventures, and interest and other income received, less cash paid for expenses). Cash from operations was $3,066,225 and $2,955,295 for the nine months ended September 30, 1998 and 1997, respectively. The increase in cash from operations for the nine months ended September 30, 1998, as compared to the nine months ended September 30, 1997, is primarily a result of changes in the Income Fund's working capital.

   Other sources and uses of capital included the following during the nine months ended September 30, 1998.

   In August 1998, the Income Fund entered into a joint venture arrangement, Columbus Joint Venture, with certain of our affiliates, to construct and hold one restaurant property. As of September 30, 1998, the Income Fund had contributed $115,256 to purchase land and pay for construction costs relating to the joint venture. When construction is completed, the Income Fund will have an approximate 28% interest in the profits and losses of the joint venture.

   Currently, rental income from the Income Fund's restaurant properties is invested in money market accounts or other short-term, highly liquid investments pending the Income Fund's use of such funds to pay Income Fund expenses or to make distributions to the partners. At September 30, 1998, the Income Fund had $1,785,128 invested in such short-term investments, as compared to $1,706,415 at December 31, 1997. The funds remaining at September 30, 1998, after payment of distributions and other liabilities, will be used to meet the Income Fund's working capital and other needs.

   Total liabilities of the Income Fund increased to $1,055,882 at September 30, 1998, from $1,013,678 at December 31, 1997, primarily as the result of the Income Fund accruing real estate taxes in connection with certain Long John Silver's restaurant properties, as described below in "Results of Operations." We believe that the Income Fund has sufficient cash on hand to meet its current working capital needs.

   Based on cash from operations, the Income Fund declared distributions to the Limited Partners of $2,868,756 for each of the nine months ended September 30, 1998 and 1997 ($956,252 for each of the quarters ended September 30, 1998 and 1997). This represents distributions for each applicable nine months of $0.64 per unit ($0.21 per unit for each applicable quarter). No distributions were made to us for the quarters and nine months ended September 30, 1998 and 1997. No amounts distributed to the Limited Partners for the nine months ended September 30, 1998 and 1997, are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions. The Income Fund intends to continue to make distributions of cash available for distribution to the Limited Partners on a quarterly basis.

   The Income Fund's investment strategy of acquiring restaurant properties for cash and leasing them under triple-net leases to operators who generally meet specified financial standards minimizes the Income Fund's operating expenses. We believe that the leases will continue to generate cash flow in excess of operating expenses.

   We have the right, but not the obligation, to make additional capital contributions if we deem it appropriate in connection with the operations of the Income Fund.

 The Years Ended December 31, 1997, 1996 and 1995

   The Income Fund's primary source of capital for the years ended December 31, 1997, 1996 and 1995, was cash from operations (which includes cash received from tenants, distributions from joint ventures and interest received, less cash paid for expenses). Cash from operations was $3,806,988, $3,951,689 and $3,819,362 for the years ended December 31, 1997, 1996 and 1995, respectively. The decrease in cash from operations during 1997, as compared to 1996, and the increase during 1996, as compared to 1995, are primarily a result of changes in income and expenses as described in "Results of Operations" below and changes in the Income Fund's working capital during each of the respective years.

   Other sources and uses of capital included the following during the years ended December 31, 1997, 1996 and 1995.

   In April 1996, the Income Fund sold its restaurant property in Houston, Texas, to an unrelated third party for $1,640,000. As a result of this transaction, the Income Fund recognized a loss of $15,355 for financial reporting purposes primarily due to acquisition fees and miscellaneous acquisition expenses that the Income Fund had allocated to this restaurant property. In May 1996, the Income Fund reinvested the sales proceeds from this sale, along with additional funds, in Middleburg Joint Venture. The Income Fund has an 87.54% interest in the profits and losses of Middleburg Joint Venture and the remaining interest in this joint venture is held by an affiliate of the Income Fund which has the same General Partners.

   In March 1997, the Income Fund entered into a new lease for the restaurant property in Tempe, Arizona. In connection therewith, the Income Fund incurred $55,000 in renovation costs during the year ended December 31, 1997. The renovations were completed in May 1997.

   None of the restaurant properties owned by the Income Fund or the joint ventures in which the Income Fund owns an interest is or may be encumbered. Subject to certain restrictions on borrowing, however, the Income Fund may borrow funds but will not encumber any of the restaurant properties in connection with any such borrowing. The Income Fund will not borrow for the purpose of returning capital to the Limited Partners. The Income Fund will not borrow under arrangements that would make the Limited Partners liable to creditors of the Income Fund. We further have represented that we will use our reasonable efforts to structure any borrowing so that it will not constitute "acquisition indebtedness" for federal income tax purposes and also will limit the Income Fund's outstanding indebtedness to three percent of the aggregate adjusted tax basis of its restaurant properties. Certain of our affiliates from time to time incur certain operating expenses on behalf of the Income Fund for which the Income Fund reimburses the affiliates without interest.

   Currently, rental income from the Income Fund's restaurant properties is invested in money market accounts or other short-term highly liquid investments pending the Income Fund's use of such funds to pay Income Fund expenses or to make distributions to partners. At December 31, 1997, the Income Fund had $1,706,415 invested in such short-term investments as compared to $1,800,601 at December 31, 1996.

   During 1997, 1996 and 1995, certain of our affiliates incurred on behalf of the Income Fund $97,078, $118,929 and $105,019, respectively, for certain operating expenses. As of December 31, 1997 and 1996, the Income Fund owed $6,887 and $2,981, respectively, to affiliates for such amounts and accounting and administrative services. As of February 28, 1998, the Income Fund had reimbursed the affiliates all such amounts. Other liabilities including distributions payable decreased to $1,006,791 at December 31, 1997, from $1,050,051 at December 31, 1996, primarily as the result of a decrease in rents paid in advance at December 31, 1997.

   Based on cash from operations, the Income Fund declared distributions to the Limited Partners of $3,825,008 for each of the years ended December 31, 1997 and 1996, and $3,870,007 for the year ended December 31, 1995. This represents a distribution of $0.85 per Unit for each of the years ended December 31, 1997 and 1996, and $0.86 per Unit for the year ended December 31, 1995. No amounts distributed or to be distributed to the Limited Partners for the years ended December 31, 1997, 1996 and 1995, are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions.

   We believe that the restaurant properties are adequately covered by insurance. In addition, we have obtained contingent liability and property coverage for the Income Fund. This insurance is intended to reduce the Income Fund's exposure in the unlikely event a tenant's insurance policy lapses or is insufficient to cover a claim relating to the restaurant property.

   Due to low operating expenses and ongoing cash flow, we believe that the Income Fund has sufficient working capital reserves at this time. In addition, because all leases of the Income Fund's restaurant properties are on a triple-net basis, it is not anticipated that a permanent reserve for maintenance and repairs will be established at this time. To the extent, however, that the Income Fund has insufficient funds for such purposes, we will contribute to the Income Fund an aggregate amount of up to one percent of the offering proceeds for maintenance and repairs.

Results of Operations

 Nine Months Ended September 30, 1998 Compared to the Nine Months Ended September 30, 1997

   During the nine months ended September 30, 1998 and 1997, the Income Fund owned and leased 44 wholly-owned restaurant properties to operators of fast-food and family-style restaurant chains. In connection therewith, during the nine months ended September 30, 1998 and 1997, the Income Fund earned $2,822,747 and $3,061,061, respectively, in rental income from operating leases (net of adjustments to accrued rental income) and earned income from direct financing leases from these restaurant properties, $963,925 and $1,031,166 of which was earned during the quarters ended September 30, 1998 and 1997, respectively. The decrease in rental and earned income during the quarter and nine months ended September 30, 1998, as compared to the quarter and nine months ended September 30, 1997, is primarily attributable to the fact that in June 1998, the Income Fund discontinued receiving rental income from the tenant, Long John Silver's, Inc., which filed for bankruptcy and rejected the leases relating to these restaurant properties. In addition, during the nine months ended September 30, 1998, the Income Fund wrote off approximately $224,900 of accrued rental income (non-cash accounting adjustments relating to the straight-lining of future scheduled rent increases over the lease term in accordance with generally accepted accounting principles). We are currently seeking either new tenants or buyers for these restaurant properties. The Income Fund will not recognize any rental and earned income from these restaurant properties until new tenants for these restaurant properties are located, or until the restaurant properties are sold and the proceeds from such sales are reinvested in additional restaurant properties.

   The decrease in rental and earned income during the quarter and nine months ended September 30, 1998 was partially offset by an increase in rental and earned income of approximately $87,700 as a result of the Income Fund entering into a new lease with a new tenant for the restaurant property in Tempe, Arizona, for which rental payments commenced in July 1997.

   For the nine months ended September 30, 1998 and 1997, the Income Fund also earned $19,755 and $36,999, respectively, in contingent rental income, $6,038 and $11,036 of which was earned during the quarters ended September 30, 1998 and 1997, respectively. The decrease in contingent rental income during the quarter and nine months ended September 30, 1998, as compared to the quarter and nine months ended September 30, 1997, is primarily attributable to a decrease in gross sales of certain restaurant properties whose leases require the payment of contingent rental income.

   For the nine months ended September 30, 1997, the Income Fund owned and leased four restaurant properties, and for the nine months ended September 30, 1998, the Income Fund owned and leased five restaurant properties indirectly through joint venture arrangements. In connection therewith, during the nine months ended September 30, 1998 and 1997, the Income Fund earned $85,604 and $212,586, respectively, attributable to net income earned by these joint ventures, $63,712 and $71,230 of which was earned during the quarters ended September 30, 1998 and 1997, respectively. The decrease in net income is primarily due to the fact that Kingsville Real Estate Joint Venture (in which the Income Fund owns a 31.13% interest in the profits and losses of the joint venture) established an allowance for doubtful accounts of approximately $21,900 and $87,800 during the quarter and nine months ended September 30, 1998, respectively, in accordance with its collection policy. No such allowance was established during the quarter and nine months ended September 30, 1997. In addition, during the nine months ended September 30, 1998, the joint venture established an allowance for loss on land and net investment in the direct financing lease for its restaurant property in Kingsville, Texas of approximately $316,000. The allowance represents the difference between the restaurant property's carrying value at September 30, 1998 and the estimated net realizable value of the restaurant property. Kingsville Real Estate Joint Venture is currently seeking either a new tenant or purchaser for this restaurant property.

   Operating expenses, including depreciation and amortization expense, were $658,349 and $428,628 for the nine months ended September 30, 1998 and 1997, respectively, of which $294,262 and $136,269 were incurred for the quarters ended September 30, 1998 and 1997, respectively. The increase in operating expenses during the quarter and nine months ended September 30, 1998 is primarily attributable to the fact that the Income Fund recorded bad debt expense for past due principal and interest amounts relating to the loan with the tenant of the restaurant property in Kingsville Real Estate Joint Venture due to financial difficulties the tenant is experiencing. We are in the process of negotiating an arrangement to collect past due amounts and will recognize any such amounts as income if collected.

   In addition, the increase in operating expenses during the quarter and nine months ended September 30, 1998, is partially attributable to the fact that the Income Fund accrued insurance and real estate tax expenses as a result of Long John Silver's, Inc. filing for bankruptcy and rejecting the leases relating to three restaurant properties in June 1998. The increase in operating expenses during the quarter and nine months ended September 30, 1998, is partially attributable to an increase in depreciation expense due to the fact that during the quarter and nine months ended September 30, 1998, the Income Fund reclassified these assets from net investment in direct financing leases to land and buildings on operating leases. The Income Fund will continue to incur certain expenses, such as real estate taxes, insurance, and maintenance relating to these restaurant properties until new tenants or buyers are located. The Income Fund is currently seeking either new tenants or buyers for these restaurant properties.

 The Years Ended December 31, 1997, 1996 and 1995

   During the years ended December 31, 1996 and 1995, the Income Fund owned and leased 45 wholly-owned restaurant properties (including one restaurant property in Houston, Texas, which was sold in April 1996). During 1997, the Income Fund owned and leased 44 wholly-owned restaurant properties. In addition, during 1995, the Income Fund was a co-venturer in three separate joint ventures that each owned and leased one restaurant property, and during 1996 and 1997, the Income Fund was a co-venturer in four separate joint ventures that each owned and leased one restaurant property. As of December 31, 1997, the Income Fund owned, either directly or through joint venture arrangements, 48 restaurant properties which are subject to long-term, triple-net leases. The leases of the restaurant properties provide for minimum base annual rental payments (payable in monthly installments) ranging from approximately $46,900 to $213,800. The majority of the leases provide for percentage rent based on sales in excess of a specified amount. In addition, some of the leases provide that, commencing in specified lease years (generally the sixth lease year), the annual base rent required under the terms of the lease will increase.

   During the years ended December 31, 1997, 1996 and 1995, the Income Fund earned $4,102,842, $4,165,640 and $4,330,100, respectively, in rental income from operating leases and earned income from direct financing leases from restaurant properties wholly-owned by the Income Fund. The decrease in rental and earned income during 1997 and 1996, each as compared to the previous year, is primarily attributable to a decrease of approximately $51,800 and $136,500 during the years ended December 31, 1997 and 1996, respectively, as a result of the sale of the restaurant property in Houston, Texas, in April 1996, as discussed above in "Liquidity and Capital Resources."

   In addition, rental and earned income also decreased approximately $23,500 and $39,800 during 1997 and 1996, each as compared to the previous year, as a result of the fact that the tenant of the restaurant property in Tempe, Arizona, declared bankruptcy and ceased operations of the restaurant business located on the restaurant property in June 1996. As a result of the termination of this lease, during the year ended December 31, 1996, the Income Fund reclassified this lease from a direct financing lease to an operating lease. In March 1997, the Income Fund entered into a new lease for the restaurant property in Tempe, Arizona with a new tenant to operate the restaurant property for which rental payments commenced in July 1997. The decrease in rental and earned income during 1997, as compared to 1996, was partially offset by an increase in rental income of $38,600 earned from the new tenant during 1997.

   During the years ended December 31, 1997, 1996 and 1995, the Income Fund also earned $54,330, $67,652 and $70,819, respectively, in contingent rental income. The decrease in contingent rental income during 1997 and 1996, each as compared to the previous year, is primarily attributable to decreased gross sales of certain restaurant properties requiring the payments of contingent rental income.

   In addition, for the years ended December 31, 1997, 1996 and 1995, the Income Fund earned $277,325, $200,499 and $81,582, respectively, attributable to net income earned by joint ventures in which the Income Fund is a co-venturer. The increase in net income earned by joint ventures during 1997 and 1996, each as compared to the previous year, is primarily due to the fact that the Income Fund invested in Middleburg Joint Venture in May 1996, as described above in "Liquidity and Capital Resources."

   During at least one of the years ended December 31, 1997, 1996 and 1995, three of the Income Fund's lessees (or group of affiliated lessees), Long John Silver's, Inc., Foodmaker, Inc. and Flagstar Corporation, each contributed more than 10% of the Income Fund's total rental income (including the Income Fund's share of rental income from four restaurant properties owned by joint ventures). As of December 31, 1997, Long John Silver's, Inc. was the lessee under leases relating to eight restaurants, Foodmaker, Inc. was the lessee under leases relating to 10 restaurants and Flagstar Corporation was the lessee under leases relating to 15 restaurants. It is anticipated that based on the minimum rental payments required by the leases, these three lessees or group of affiliated lessees each will continue to contribute more than 10% of the Income Fund's total rental income during 1998 and subsequent years. In addition, during at least one of the years ended December 31, 1997, 1996 and 1995, four restaurant chains, Long John Silver's, Hardee's, Jack in the Box and Denny's, each accounted for more than 10% of the Income Fund's total rental income (including the Income Fund's share of rental income from four restaurant properties owned by joint ventures). In subsequent years, it is anticipated that these four restaurant chains each will continue to account for more than 10% of the Income Fund's total rental income to which the Income Fund is entitled under the terms of the leases. Any failure of these lessees or restaurant chains could materially affect the Income Fund's income.

   During the years ended December 31, 1997, 1996 and 1995, the Income Fund also earned $87,719, $119,267 and $88,070, respectively, in interest and other income. The decrease in interest and other income during 1997, as compared to 1996, and the increase in interest and other income during 1996, as compared to 1995, is primarily attributable to the Income Fund granting certain easement rights during 1996, to the owner of the restaurant property adjacent to the Income Fund's restaurant property in Black Mountain, North Carolina, in exchange for $25,000. In addition, the decrease in interest and other income during 1997, as compared to 1996, is offset by an increase attributable to the Income Fund recognizing approximately $7,900 in other income due to the fact that the former tenant of the restaurant property in Tempe, Arizona, paid past due real estate taxes relating to the restaurant property and the Income Fund reversed such amounts during 1997 that it had previously accrued as payable during 1996.

   Operating expenses, including depreciation and amortization expense, were $570,002, $594,660 and $556,199 for the years ended December 31, 1997, 1996 and
1995, respectively. The decrease in operating expenses during 1997, as compared to 1996, and the increase in 1996, as compared to 1995, is partially attributable to the fact that during 1996, the Income Fund recorded current and past due real estate taxes relating to the restaurant property in Tempe, Arizona, due to financial difficulties the tenant was experiencing. As discussed above, the amounts accrued during 1996 were reversed and recorded as other income during 1997. No real estate taxes were recorded during 1997 relating to the restaurant property in Tempe, Arizona, due to the fact that the new tenant is responsible for the real estate taxes under the terms of the new lease.

   In addition, the decrease in operating expenses during 1997, as compared to 1996, is partially attributable to a decrease in accounting and administrative expenses associated with operating the Income Fund and its restaurant properties. The decrease in operating expenses during 1997, as compared to 1996, and the increase in 1996, as compared to 1995, is partially attributable to the Income Fund incurring certain expenses, such as insurance and legal fees during 1996, due to the former tenant of the restaurant property in Tempe, Arizona declaring bankruptcy during 1996. The increase in operating expenses during 1996, as compared to 1995, is primarily attributable to an increase in accounting and administrative expenses associated with operating the Income Fund and its restaurant properties and an increase in insurance expense as a result of our obtaining contingent liability and property coverage for the Income Fund beginning in May 1995.

   The decrease in operating expenses during 1997, was partially offset by an increase in depreciation expense as a result of the reclassification of the lease relating to the restaurant property in Tempe, Arizona, from a direct financing lease to an operating lease, as described above in "Liquidity and Capital Resources." The increase in operating expenses during 1996, as compared to 1995, was partially offset by a decrease in depreciation expense during the year ended December 31, 1996, as a result of the sale of the restaurant property located in Houston, Texas, in April 1996, as described above in "Liquidity and Capital Resources."

   As a result of the sale of the restaurant property in Houston, Texas, as described above in "Liquidity and Capital Resources," the Income Fund recognized a loss of $15,355 for financial reporting purposes for the year ended December 31, 1996. The loss was primarily due to acquisition fees and miscellaneous acquisition expenses that the Income Fund had allocated to this restaurant property. No restaurant properties were sold during 1995 and 1997.

General

   In May 1998, the Financial Accounting Standards Board reached a consensus in EITF 98-9, entitled "Accounting for Contingent Rent in the Interim Financial Periods." Adoption of this consensus did not have a material effect on the Income Fund's financial position or results of operations.

   The Income Fund's leases as of September 30, 1998, are triple-net leases and contain provisions that we believe mitigate the adverse effect of inflation. Such provisions include clauses requiring the payment of percentage rent based on certain restaurant sales above a specified level and/or automatic increases in base rent at specified times during the term of the lease. Management expects that increases in restaurant sales volumes due to inflation and real sales growth should result in an increase in rental income over time. Continued inflation also may cause capital appreciation of the Income Fund's restaurant properties. Inflation and changing prices, however, also may have an adverse impact on the sales of the restaurants and on potential capital appreciation of the restaurant properties.

   The Year 2000 problem is the result of information technology systems and embedded systems (products which are made with microprocessor (computer) chips such as HVAC systems, physical security systems and elevators) using a two-digit format, as opposed to four digits, to indicate the year. Such information technology and embedded systems may be unable to properly recognize and process date-sensitive information beginning January 1, 2000.

   The Income Fund does not have any information technology systems. Affiliates of us provide all services requiring the use of information technology systems pursuant to a management agreement with the Income Fund. The maintenance of embedded systems, if any, at the Income Fund's properties is the responsibility of the tenants of the properties in accordance with the terms of the Income Fund's leases. We and our affiliates have established a team dedicated to reviewing the internal information technology systems used in the operation of the Income Fund, and the information technology and embedded systems and the Year 2000 compliance plans of the Income Fund's tenants, significant suppliers, financial institutions and transfer agent.

   The information technology infrastructure of the affiliates of us consists of a network of personal computers and servers that were obtained from major suppliers. The affiliates utilize various administrative and financial software applications on that infrastructure to perform the business functions of the Income Fund. Our inability and that of our affiliates to identify and timely correct material Year 2000 deficiencies in the software and/or infrastructure could result in an interruption in, or failure of, certain of the Income Fund's business activities or operations. Accordingly, we and our affiliates have requested and are evaluating documentation from the suppliers of the affiliates regarding the Year 2000 compliance of their products that are used in the business activities or operations of the Income Fund. The costs expected to be incurred by us and our affiliates to become Year 2000 compliant will be incurred by us and our affiliates; therefore, these costs will have no impact on the Income Fund's financial position or results of operations.

   The Income Fund has material third party relationships with its tenants, financial institutions and transfer agent. The Income Fund depends on its tenants for rents and cash flows, its financial institutions for availability of cash and its transfer agent to maintain and track investor information. If any of these third parties are unable to meet their obligations to the Income Fund because of the Year 2000 deficiencies, such a failure may have a material impact on the Income Fund. Accordingly, we have requested and are evaluating documentation from the Income Fund's tenants, financial institutions, and transfer agent relating to their Year 2000 compliance plans. At this time, we have not yet received sufficient certifications to be assured that the tenants, financial institutions, and transfer agent have fully considered and mitigated any potential material impact of the Year 2000 deficiencies. Therefore, we do not, at this time, know of the potential costs to the Income Fund of any adverse impact or effect of any Year 2000 deficiencies by these third parties.

   We currently expect that all Year 2000 compliance testing and any necessary remedial measures on the information technology systems used in the business activities and operations of the Income Fund will be completed prior to June 30, 1999. Based on the progress we and our affiliates have made in identifying and addressing the Income Fund's Year 2000 issues and the plan and timeline to complete the compliance program, we do not foresee significant risks associated with the Income Fund's Year 2000 compliance at this time. Because we and our affiliates are still evaluating the status of the systems used in business activities and operations of the Income Fund and the systems of the third parties with which the Income Fund conducts its business, we have not yet developed a comprehensive contingency plan and are unable to identify "the most reasonably likely worst case scenario" at this time. As we identify significant risks related to the Income Fund's Year 2000 compliance or if the Income Fund's Year 2000 compliance program's progress deviates substantially from the anticipated timeline, we will develop appropriate contingency plans.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
            AND RESULTS OF OPERATIONS OF CNL INCOME FUND XIII, LTD.

Introduction

   The Income Fund is a Florida limited partnership that was organized on September 25, 1992, to acquire for cash, either directly or through joint venture arrangements, both newly constructed and existing restaurants, as well as properties upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food and family-style restaurant chains. The leases are triple-net leases, with the lessees generally responsible for all repairs and maintenance, property taxes, insurance and utilities. As of September 30, 1998, the Income Fund owned 47 restaurant properties which included two restaurant properties owned by joint ventures in which the Income Fund is a co-venturer and three restaurant properties owned with affiliates as tenants-in-common.

Liquidity and Capital Resources

 Nine Months Ended September 30, 1998 Compared to the Nine Months Ended September 30, 1997

   The Income Fund's primary source of capital for the nine months ended September 30, 1998 and 1997, was cash from operations (which includes cash received from tenants, distributions from joint ventures, and interest and other income received, less cash paid for expenses). Cash from operations was $2,459,747 and $2,511,698 for the nine months ended September 30, 1998 and 1997, respectively. The decrease in cash from operations for the nine months ended September 30, 1998, as compared to the nine months ended September 30, 1997, is primarily a result of changes in income and expenses as described below in "Results of Operations" and changes in the Income Fund's working capital.

   Currently, rental income from the Income Fund's restaurant properties is invested in money market accounts or other short-term, highly liquid investments pending the Income Fund's use of such funds to pay Income Fund expenses or to make distributions to partners. At September 30, 1998, the Income Fund had $817,721 invested in such short-term investments, as compared to $907,980 at December 31, 1997. The funds remaining at September 30, 1998, will be used towards the payment of distributions and other liabilities.

   Total liabilities of the Income Fund, including distributions payable, increased to $913,767 at September 30, 1998, from $870,034 at December 31, 1997, primarily as a result of the Income Fund accruing real estate taxes in connection with certain Long John Silver's restaurant properties, as described below in "Results of Operations." Total liabilities at September 30, 1998, to the extent that they exceed cash and cash equivalents at September 30, 1998, will be paid from future cash from operations.

   Based on current and future anticipated cash from operations, the Income Fund declared distributions to the Limited Partners of $2,550,006 for each of the nine months ended September 30, 1998 and 1997 ($850,002 for each of the quarters ended September 30, 1998 and 1997). This represents distributions of $0.64 per Unit for each applicable nine months ($0.21 per Unit for each applicable quarter). No distributions were made to us for the quarters and nine months ended September 30, 1998 and 1997. No amounts distributed to the Limited Partners for the nine months ended September 30, 1998 and 1997 are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contribution. The Income Fund intends to continue to make distributions of cash available for distribution to the Limited Partners on a quarterly basis.

   The Income Fund's investment strategy of acquiring restaurant properties for cash and leasing them under triple-net leases to operators who meet specified financial standards minimizes the Income Fund's operating expenses. We believe that the leases will continue to generate cash flow in excess of operating expenses.

   We have the right, but not the obligation, to make additional capital contributions if we deem it appropriate in connection with the operations of the Income Fund.

 The Years Ended December 31, 1997, 1996 and 1995

   The Income Fund's primary source of capital is cash from operations (which includes cash received from tenants, distributions from joint ventures and interest received, less cash paid for expenses). Cash from operations was $3,204,420, $3,367,581 and $3,379,378 for the years ended December 31, 1997,
1996 and 1995, respectively. The decrease in cash from operations during 1997 and 1996, each as compared to the previous year, is primarily a result of changes in income and expenses as described in "Results of Operations" below and changes in the Income Fund's working capital during each of the respective years.

   In January 1995, the Income Fund received notice from the tenant of its restaurant property in Houston, Texas, of its intent to exercise its option in accordance with its lease agreement, to substitute another restaurant property for the Houston, Texas restaurant property. In April 1995, the Income Fund sold its restaurant property in Houston, Texas, to the tenant for its original purchase price, excluding acquisition fees and miscellaneous acquisition expenses. As a result of this transaction, the Income Fund recognized a loss for financial reporting purposes of approximately $29,560 primarily due to acquisition fees and miscellaneous acquisition expenses the Income Fund had allocated to the Houston, Texas, restaurant property and due to the accrued rental income relating to future scheduled rent increases that the Income Fund had recorded and reversed at the time of sale. The Income Fund used the net sales proceeds, along with approximately $39,800 of cash reserves, to acquire a Checkers restaurant property in Lakeland, Florida, from the tenant.

   In November 1996, the Income Fund sold its restaurant property in Richmond, Virginia, to the tenant and received sales proceeds of $550,000, resulting in a gain of $82,855 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in March 1994, and had a cost of approximately $415,400, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Income Fund sold the restaurant property for approximately $134,600 in excess of its original purchase price. As of December 31, 1996, the sales proceeds of $550,000, plus accrued interest of $770, were being held in an interest-bearing escrow account pending the release of funds by the escrow agent to acquire an additional restaurant property. In January 1997, the Income Fund reinvested the net sales proceeds in a restaurant property located in Akron, Ohio, with one of our affiliates as tenants-in-common. In connection therewith, the Income Fund and the affiliate entered into an agreement whereby each co-venturer will share in the profits and losses of the restaurant property in proportion to its applicable percentage interest. As of December 31, 1997, the Income Fund owned a 63.03% interest in this restaurant property. The sale of the restaurant property in Richmond, Virginia, and the reinvestment of the net sales proceeds in a restaurant property in Akron, Ohio, were structured to qualify as a like-kind exchange transaction in accordance with Section 1031 of the Internal Revenue Code. As a result, no gain was recognized for federal income tax purposes. Therefore, the Income Fund was not required to distribute any of the net sales proceeds from the sale of this restaurant property to Limited Partners for the purpose of paying federal and state income taxes.

   In October 1997, the Income Fund sold its restaurant property in Orlando, Florida, to a third party, for $953,371 and received net sales proceeds of $932,849, resulting in a loss of $48,538 for financial reporting purposes. In December 1997, the Income Fund reinvested the net sales proceeds in a restaurant property located in Miami, Florida, with certain of our affiliates as tenants-in-common. In connection therewith, the Income Fund and its affiliates entered into an agreement whereby each co-venturer will share in the profits and losses of the restaurant property in proportion to its applicable percentage interest. As of December 31, 1997, the Income Fund owned a 47.83% interest in this restaurant property.

   During the year ended December 31, 1997, the Income Fund loaned $196,980 to the former tenant of the Denny's restaurant property in Orlando, Florida. The Income Fund collected $127,843 of the amounts advanced and wrote off the balance of $69,137.

   Other sources and uses of capital included the following items during the years ended December 31, 1997, 1996 and 1995.

   None of the restaurant properties owned by the Income Fund or the joint ventures in which the Income Fund owns an interest is or may be encumbered. Subject to certain restrictions on borrowing, however, the Income Fund may borrow funds but will not encumber any of the restaurant properties in connection with any such borrowing. The Income Fund will not borrow for the purpose of returning capital to the Limited Partners. The Income Fund will not borrow under arrangements that would make the Limited Partners liable to creditors of the Income Fund. We further have represented that we will use our reasonable efforts to structure any borrowing so that it will not constitute "acquisition indebtedness" for federal income tax purposes and also will limit the Income Fund's outstanding indebtedness to three percent of the aggregate adjusted tax basis of its restaurant properties. Certain of our affiliates from time to time incur certain operating expenses on behalf of the Income Fund for which the Income Fund reimburses the affiliates without interest.

   Currently, cash reserves and rental income from the Income Fund restaurant properties are invested in money market accounts or other short-term highly liquid investments pending the Income Fund's use of such funds to pay Income Fund expenses or to make distributions to partners. At December 31, 1997, the Income Fund had $907,980 invested in such short-term investments as compared to $1,103,568 at December 31, 1996. The decrease in cash and cash equivalents during the year ended December 31, 1997, is partially the result of the Income Fund advancing and not recovering $69,137 from the former tenant of the Denny's restaurant property in Orlando, Florida, as described above. In addition, the decrease was also partially attributable to a decrease in rents paid in advance at December 31, 1997.

   During 1997, 1996 and 1995, certain of our affiliates incurred on behalf of the Income Fund $87,870, $97,819 and $94,875, respectively, for certain operating expenses. As of December 31, 1997 and 1996, the Income Fund owed $6,791 and $2,594, respectively, to related parties for such amounts, accounting and administrative services and management fees. As of February 28, 1998, the Income Fund had reimbursed the affiliates all such amounts. Other liabilities, including distributions payable, decreased to $863,243 at December 31, 1997, from $924,539 at December 31, 1996, partially as the result of a decrease in rents paid in advance and a decrease in accrued and escrowed real estate taxes payable at December 31, 1997.

   Based primarily on current and future anticipated cash from operations, the Income Fund declared distributions to the Limited Partners of $3,400,008 for each of the years ended December 31, 1997 and 1996 and $3,375,011 for the year ended December 31, 1995. This represents distributions of $0.85 per Unit for each of the years ended December 31, 1997 and 1996 and $0.84 per Unit for the year ended December 31, 1995. No amounts distributed or to be distributed to the Limited Partners for the years ended December 31, 1997, 1996 and 1995, are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions.

   We believe that the restaurant properties are adequately covered by insurance. In addition, we have obtained contingent liability and property coverage for the Income Fund. This insurance is intended to reduce the Income Fund's exposure in the unlikely event a tenant's insurance policy lapses or is insufficient to cover a claim relating to the restaurant property.

   The Fund's investment strategy of acquiring restaurant properties for cash and leasing them under triple-net leases to operators who generally meet specified financial standards minimized the Fund's operating expenses. The general partners believe that the leases will continue to generate cash flow in excess of operating expenses.

   Due to low operating expenses and ongoing cash flow, we believe that the Income Fund has sufficient working capital reserves at this time. In addition, because all leases of the Income Fund's restaurant properties are on a triple-net basis, it is not anticipated that a permanent reserve for maintenance and repairs will be established at this time. To the extent, however, that the Income Fund has insufficient funds for such purposes, we will contribute to the Income Fund an aggregate amount of up to one percent of the offering proceeds for maintenance and repairs. We have the right to cause the Income Fund to maintain additional reserves if, in our discretion, we determine such reserves are required to meet the Income Fund's working capital needs.

Results of Operations

 Nine Months Ended September 30, 1998 Compared to the Nine Months Ended September 30, 1997

   During the nine months ended September 30, 1997, the Income Fund owned and leased 43 wholly-owned restaurant properties (including one restaurant property in Orlando, Florida, which was sold in October 1997) and during the nine months ended September 30, 1998, the Income Fund owned and leased 42 wholly-owned restaurant properties to operators of fast-food and family-style restaurant chains. In connection therewith, during the nine months ended September 30, 1998 and 1997, the Income Fund earned $2,097,553 and $2,512,212, respectively, in rental income from operating leases (net of adjustments to accrued rental income) and earned income from direct financing leases for these restaurant properties, $761,025 and $824,586 of which was earned during the quarters ended September 30, 1998 and 1997, respectively. Rental and earned income decreased by approximately $100,100 and $101,400, respectively, during the quarter and nine months ended September 30, 1998, as compared to the quarter and nine months ended September 30, 1997, primarily due to the fact that in June 1998, Long John Silver's, Inc., the tenant of three restaurant properties, filed for bankruptcy and rejected the leases relating to these restaurant properties. As a result, during the nine months ended September 30, 1998, the Income Fund wrote off approximately $307,400 of accrued rental income (non-cash accounting adjustment relating to the straight-lining of future scheduled rent increases over the lease term in accordance with generally accepted accounting principles). In October 1998, the Income Fund re-leased one of these restaurant properties to a new tenant for which rent will commence in December 1998. We are currently seeking either new tenants or purchasers for the two remaining restaurant properties. The Income Fund will not recognize any rental and earned income from the two remaining restaurant properties until new tenants for these restaurant properties are located or until the restaurant properties are sold and the proceeds from such sales are reinvested in additional restaurant properties.

   During the nine months ended September 30, 1997, the Income Fund also owned and leased two restaurant properties indirectly through joint venture arrangements and two restaurant properties with certain of our affiliates as tenants-in-common. During the nine months ended September 30, 1998, the Income Fund owned and leased three restaurant properties as tenants-in-common with certain of our affiliates and two restaurant properties indirectly through joint venture arrangements. In connection therewith, during the nine months ended September 30, 1998 and 1997, the Income Fund earned $182,346 and $109,720, respectively, attributable to the net income earned by these joint ventures, $60,864 and $39,217 of which was earned during the quarters ended September 30, 1998 and 1997, respectively. The increase in net income earned by these joint ventures during the quarter and nine months ended September 30, 1998, as compared to the quarter and nine months ended September 30, 1997, is primarily attributable to the fact that in December 1997, the Income Fund reinvested the net sales proceeds it received from the sale, in October 1997, of the restaurant property in Orlando, Florida, in a restaurant property located in Miami, Florida, with certain of our affiliates as tenants-in-common.

   Operating expenses, including depreciation and amortization expense, were $559,506 and $596,044 for the nine months ended September 30, 1998 and 1997, respectively, of which $241,028 and $270,186 were incurred for the quarters ended September 30, 1998 and 1997, respectively. The decrease in operating expenses during the quarter and nine months ended September 30, 1998, as compared to the quarter and nine months ended September 30, 1997, is partially attributable to the fact that during the quarter and nine months ended September 30, 1997, the Income Fund recorded bad debt expense of approximately $54,800 for rental and other amounts, relating to the Denny's restaurant property in Orlando, Florida, due to financial difficulties the tenant was experiencing. The restaurant property was sold in October 1997, and in anticipation of the October sale, the Income Fund wrote off as bad debt expense approximately $69,100 of amounts previously advanced during the nine months ended September 30, 1997.

   The decrease in operating expenses during the quarter and nine months ended September 30, 1998, as compared to the quarter and nine months ended September 30, 1997, is partially offset by the fact that the Income Fund accrued insurance and real estate taxes as a result of Long John Silver's, Inc. filing for bankruptcy and rejecting the leases relating to three restaurant properties, in June 1998. The Income Fund will continue to incur certain expenses, such as real estate taxes, insurance, and maintenance relating to these restaurant properties until new tenants or purchasers are located. The Income Fund is currently seeking either new tenants or purchasers for these restaurant properties. In addition, the decrease in operating expenses during the quarter and nine months ended September 30, 1998, is partially offset by an increase in depreciation expense due to the fact that during the quarter and nine months ended September 30, 1998, the Income Fund reclassified the assets from direct financing leases to operating leases, in accordance with Statement of Financial Accounting Standards #13, "Accounting for Leases," which requires the Income Fund to record the reclassified leases at the lower of original cost, present fair value or present carrying value.

   During the quarter and nine months ended September 30, 1997, the Income Fund established an allowance for loss on land and net investment in the direct financing lease in the amount of $7,336 and $48,538, respectively, for financial reporting purposes for the restaurant property in Orlando, Florida. The total allowance for the restaurant property represented the difference between (i) the sum of the restaurant property's land carrying value and the carrying value of the net investment in the direct financing lease at September 30, 1997 and (ii) the net realizable value of $932,849 received as net sales proceeds received in conjunction with the sale of the restaurant property in October 1997.

 The Years Ended December 31, 1997, 1996 and 1995

   During 1995, the Income Fund owned and leased 45 wholly-owned restaurant properties (including one restaurant property in Houston, Texas, which was sold in April 1995), during 1996, the Income Fund owned and leased 44 wholly-owned restaurant properties (including one restaurant property in Richmond, Virginia, which was sold in November 1996) and during 1997, the Income Fund owned and leased 43 wholly-owned restaurant properties (including one restaurant property in Orlando, Florida, which was sold in October 1997). During 1997, 1996 and 1995, the Income Fund was a co-venturer in two separate joint ventures that each owned and leased one restaurant property. In addition, during 1995 and 1996, the Income Fund owned and leased one restaurant property, and during 1997, owned and leased three restaurant properties, with certain of our affiliates as tenants-in-common. As of December 31, 1997, the Income Fund owned, either directly, as tenants-in-common with affiliates or through joint venture arrangements, 47 restaurant properties which are subject to long-term, triple-net leases. The leases of the restaurant properties provide for minimum base annual rental amounts (payable in monthly installments) ranging from approximately $27,400 to $191,900. A majority of the leases provide for percentage rent based on sales in excess of a specified amount. In addition, the majority of the leases provide that, commencing in specified lease years, the annual base rent required under the terms of the lease will increase.

   During the years ended December 31, 1997, 1996 and 1995, the Income Fund earned $3,347,609, $3,376,286 and $3,509,773, respectively, in rental income from operating leases and earned income from direct financing leases from restaurant properties wholly-owned by the Income Fund. The decrease in rental and earned income during 1997, as compared to 1996, was partially attributable to a decrease of approximately $116,200 as a result of the fact that in February 1997, the Income Fund discontinued charging rent to the former tenant of the Denny's restaurant property in Orlando, Florida, as a result of the former tenant vacating the restaurant property. The decrease in rental and earned income during 1997, as compared to 1996, was partially offset by, and the decrease during 1996, as compared to 1995, was partially attributable to the fact that the Income Fund established an allowance for doubtful accounts of approximately $15,300, $85,400 and $38,000 during 1997, 1996 and 1995, respectively, for past due rental amounts relating to the Denny's restaurant property in Orlando, Florida, due to financial difficulties the tenant was experiencing. The decrease during 1997, as compared to 1996, was also offset by, and the decrease during 1996, as compared to 1995, was also attributable to the fact that during 1996, the Income Fund established an allowance for doubtful accounts of approximately $72,700 for accrued rental income amounts previously recorded (due to the fact that future scheduled rent increases are recognized on a straight-line basis over the term of the lease in accordance with generally accepted accounting principles). The Income Fund sold this restaurant property in October 1997, and reinvested the net sales proceeds in a restaurant property in Miami, Florida, as tenants-in-common, with certain of our affiliates, as described above in "Liquidity and Capital Resources."

   In addition, the decrease in rental and earned income for the years ended 1997 and 1996, each as compared to the previous year, is partially attributable to a decrease of approximately $46,200 and $5,600, respectively, due to the fact that the Income Fund sold its restaurant property in Richmond, Virginia, in November 1996. The Income Fund reinvested the net sales proceeds in a restaurant property located in Akron, Ohio, as tenants-in-common, with one of our affiliates, as described above in "Liquidity and Capital Resources."

   For the years ended December 31, 1997, 1996 and 1995, the Income Fund also earned $287,751, $299,495 and $293,749, respectively, in contingent rental income. The decrease in contingent rental income during 1997, as compared to 1996, is primarily the result of the Income Fund adjusting estimated contingent rental amounts accrued at December 31, 1996, to actual amounts during the year ended December 31, 1997. The increase in contingent rental income during 1996 as compared to 1995, is primarily the result of increases in gross sales relating to certain restaurant properties during 1996.

   In addition, for the years ended December 31, 1997, 1996 and 1995, the Income Fund earned $150,417, $60,654 and $98,520, respectively, attributable to net income earned by joint ventures in which the Income Fund is a co-venturer. The increase in net income earned by joint ventures during 1997, as compared to 1996 is primarily attributable to the fact that in January 1997, the Income Fund reinvested the net sales proceeds from the sale of the restaurant property in Richmond, Virginia, in a restaurant property in Akron, Ohio, with one of our affiliates, as tenants-in-common as described above in "Liquidity and Capital Resources." The increase was also attributable to the fact that in December 1997, the Income Fund reinvested the net sales proceeds from the sale of the restaurant property in Orlando, Florida, in a restaurant property in Miami, Florida, with certain of our affiliates, as tenants-in-common as described above in "Liquidity and Capital Resources." The decrease in net income earned by joint ventures during 1996, as compared to 1995, is primarily a result of the former tenant defaulting under the terms of the lease agreement of the Kenny Rogers' Roasters restaurant property owned with an affiliate as tenants-in-common during 1996. The Income Fund entered into a new lease for this restaurant property with a new tenant to operate the restaurant property as an Arby's restaurant. Rent commenced in December 1996, upon completion of the renovations.

   During at least one of the years ended December 31, 1997, 1996 and 1995, five of the Income Fund's lessees (or group of affiliated lessees), Flagstar Corporation, Long John Silver's, Inc., Golden Corral Corporation, Foodmaker, Inc. and Checkers Drive-In Restaurants, Inc. each contributed more than 10% of the Income Fund's total rental income (including the Income Fund's share of rental income from two restaurant properties owned by joint ventures and three restaurant properties owned with affiliates as tenants-in-common). As of December 31, 1997, Flagstar Corporation was the lessee under leases relating to 12 restaurants, Long John Silver's, Inc. was the lessee under leases relating to eight restaurants, Golden Corral Corporation was the lessee under leases relating to three restaurants, Foodmaker, Inc. was the lessee under leases relating to five restaurants and Checkers was the lessee under leases relating to eight restaurants. It is anticipated that based on the minimum rental payments required by the leases, Flagstar Corporation, Long John Silver's, Inc., Golden Corral Corporation and Foodmaker, Inc. each will continue to contribute more than 10% of the Income Fund's total rental income during 1998 and subsequent years. In addition, during at least one of the years ended December 31, 1997, 1996 and 1995, five restaurant chains, Long John Silver's, Hardee's, Golden Corral, Jack in the Box and Burger King, each accounted for more than 10% of the Income Fund's total rental income (including the Income Fund's share of rental income from two restaurant properties owned by joint ventures and three restaurant properties owned with affiliates as tenants-in-common). In subsequent years, it is anticipated that these five restaurant chains, each will continue to account for more than 10% of the total rental income to which the Income Fund is entitled under the terms of its leases. Any failure of these lessees or restaurant chains could materially affect the Income Fund's income.

   Operating expenses, including depreciation and amortization expense, were $748,305, $646,794 and $608,140 for the years ended December 31, 1997, 1996 and
1995, respectively. The increase in operating expenses during 1997, as compared to 1996, is primarily the result of the fact that the Income Fund recorded bad debt expense of approximately $54,000 for rental amounts due from the former tenant of the Denny's restaurant property in Orlando, Florida, as a result of the Income Fund ceasing collection efforts on rental amounts not collected from the tenant as of the time of the sale of the restaurant property in October 1997, as described above in "Liquidity and Capital Resources." Operating expenses also increased as a result of the fact that the Income Fund recorded bad debt expense of approximately $69,100 relating to the advances made to the former tenant of the Denny's restaurant property in Orlando, Florida, that were not recovered from the former tenant, as described above in "Liquidity and Capital Resources." The increase in operating expenses during 1997 is partially offset by, and the increase during 1996 is partially attributable to, the fact that during 1996, the Income Fund recorded real estate tax expense relating to this restaurant property of approximately $10,700. No such real estate tax expense was recorded by the Income Fund during 1995 or 1997, due to the fact that real estate taxes amounts were paid by the tenant and the purchaser of the restaurant property, respectively, for each of these years.

   The increase in operating expenses during 1996, as compared to 1995, is also partially the result of an increase in accounting and administrative expenses associated with operating the Income Fund and its restaurant properties and an increase in insurance expense as a result of our obtaining contingent liability and property coverage for the Income Fund beginning in May 1995.

   As a result of the sale of the restaurant property in Orlando, Florida, as described above in "Liquidity and Capital Resources," the Income Fund recognized a loss for financial reporting purposes of $48,538 for the year ended December 31, 1997. In addition, as a result of the sale of the restaurant property in Richmond, Virginia, as described above in "Liquidity and Capital Resources," the Income Fund recognized a gain of $82,855 for financial reporting purposes for the year ended December 31, 1996. In addition, as a result of the sale of the restaurant property in Houston, Texas, as described above in "Liquidity and Capital Resources," the Income Fund recognized a loss for financial reporting purposes of $29,560 for the year ended December 31, 1995. The loss was primarily due to acquisition fees and miscellaneous acquisition expenses the Income Fund had allocated to this restaurant property and due to accrued rental income relating to future scheduled rent increases that the Income Fund had recorded and reversed at the time of sale.

General

   In May 1998, the Financial Accounting Standards Board reached a consensus in EITF 98-9, entitled "Accounting for Contingent Rent in the Interim Financial Period." Adoption of this consensus did not have a material effect on the Income Fund's financial position or results of operations.

   The Income Fund's leases as of September 30, 1998, are triple-net leases and contain provisions that we believe mitigate the adverse effect of inflation. Such provisions include clauses requiring the payment of percentage rent based on certain restaurant sales above a specified level and/or automatic increases in based rent at specified times during the term of the lease. Management expects that increases in restaurant sales volumes due to inflation and real sales growth should result in an increase in rental income over time. Continued inflation also may cause capital appreciation of the Income Fund's restaurant properties. Inflation and changing prices, however, also may have an adverse impact on the sales of the restaurants and on potential capital appreciation of the restaurant properties.

   The Year 2000 problem is the result of information technology systems and embedded systems (products which are made with microprocessor (computer) chips such as HVAC systems, physical security systems and elevators) using a two-digit format, as opposed to four digits, to indicate the year. Such information technology and embedded systems may be unable to properly recognize and process date-sensitive information beginning January 1, 2000.

   The Income Fund does not have any information technology systems. Certain of our affiliates provide all services requiring the use of information technology systems pursuant to a management agreement with the Income Fund. The maintenance of embedded systems, if any, at the Income Fund's properties is the responsibility of the tenants of the properties in accordance with the terms of the Income Fund's leases. We and our affiliates have established a team dedicated to reviewing the internal information technology systems used in the operation of the Income Fund, and the information technology and embedded systems and the Year 2000 compliance plans of the Income Fund's tenants, significant suppliers, financial institutions and transfer agent.

   The information technology infrastructure of the certain of our affiliates consists of a network of personal computers and servers that were obtained from major suppliers. The affiliates utilize various administrative and financial software applications on that infrastructure to perform the business functions of the Income Fund. Our inability and that of our affiliates to identify and timely correct material Year 2000 deficiencies in the software and/or infrastructure could result in an interruption in, or failure of, certain of the Income Fund's business activities or operations. Accordingly, we and our affiliates have requested and are evaluating documentation from the suppliers of the affiliates regarding the Year 2000 compliance of their products that are used in the business activities or operations of the Income Fund. The costs expected to be incurred by us and our affiliates to become Year 2000 compliant will be incurred by us and our affiliates; therefore, these costs will have no impact on the Income Fund's financial position or results of operations.

   The Income Fund has material third party relationships with its tenants, financial institutions and transfer agent. The Income Fund depends on its tenants for rents and cash flows, its financial institutions for availability of cash and its transfer agent to maintain and track investor information. If any of these third parties are unable to meet their obligations to the Income Fund because of the Year 2000 deficiencies, such a failure may have a material impact on the Income Fund. Accordingly, we have requested and are evaluating documentation from the Income Fund's tenants, financial institutions, and transfer agent relating to their Year 2000 compliance plans. At this time, we have not yet received sufficient certifications to be assured that the tenants, financial institutions, and transfer agent have fully considered and mitigated any potential material impact of the Year 2000 deficiencies. Therefore, we do not, at this time, know of the potential costs to the Income Fund of any adverse impact or effect of any Year 2000 deficiencies by these third parties.

   We currently expect that all Year 2000 compliance testing and any necessary remedial measures on the information technology systems used in the business activities and operations of the Income Fund will be completed prior to June 30, 1999. Based on the progress we and our affiliates have made in identifying and addressing the Income Fund's Year 2000 issues and the plan and timeline to complete the compliance program, we do not foresee significant risks associated with the Income Fund's Year 2000 compliance at this time. Because we and our affiliates are still evaluating the status of the systems used in business activities and operations of the Income Fund and the systems of the third parties with which the Income Fund conducts its business, we have not yet developed a comprehensive contingency plan and are unable to identify "the most reasonably likely worst case scenario" at this time. As we identify significant risks related to the Income Fund's Year 2000 compliance or if the Income Fund's Year 2000 compliance program's progress deviates substantially from the anticipated timeline, we will develop appropriate contingency plans.

   MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
                    OPERATIONS OF CNL INCOME FUND XIV, LTD.

Introduction

   The Income Fund is a Florida limited partnership that was organized on September 25, 1992, to acquire for cash, either directly or through joint venture arrangements, both newly constructed and existing restaurants, as well as properties upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food and family-style restaurant chains. The leases are triple-net leases, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. As of September 30, 1998, the Income Fund owned 56 restaurant properties, which included interests in 10 restaurant properties owned by joint ventures in which the Income Fund is a co-venturer.

Liquidity and Capital Resources

 Nine Months Ended September 30, 1998 Compared to the Nine Months Ended September 30, 1997

   During the nine months ended September 30, 1998 and 1997, the Income Fund generated cash from operations (which includes cash received from tenants, distributions from joint ventures, and interest and other income received, less cash paid for expenses) of $2,610,623 and $2,782,288, respectively. The decrease in cash from operations for the nine months ended September 30, 1998, as compared to the nine months ended September 30, 1997, is primarily a result of changes in income and expenses as described below in "Results of Operations" and changes in the Income Fund's working capital.

   Other sources and uses of capital included the following items during the nine months ended September 30, 1998.

   During the nine months ended September 30, 1998, the Income Fund sold its restaurant property in Madison, Alabama and two restaurant properties in Richmond, Virginia, to third parties, for a total of $1,667,462 and received net sales proceeds of $1,606,702, resulting in a total gain of $70,798 for financial reporting purposes. These restaurant properties were originally acquired by the Income Fund in 1993 and 1994, and had costs totaling approximately $1,393,400, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Income Fund sold these restaurant properties for a total of approximately $213,300 in excess of their original purchase prices. During the nine months ended September 30, 1998, the Income Fund reinvested a portion of the net sales proceeds from the sale of the restaurant property in Madison, Alabama in a joint venture arrangement, as described below. The Income Fund will distribute amounts sufficient to enable the Limited Partners to pay federal and state income taxes, if any (at a level reasonably assumed by us), resulting from the sale.

   In addition, in April 1998, the Income Fund reached an agreement to accept $360,000 for the restaurant property in Riviera Beach, Florida, which was taken through a right of way taking in December 1997. The Income Fund had received preliminary sales proceeds of $318,592 as of December 31, 1997. Upon agreement of the final sales price of $360,000, and receipt of the remaining sales proceeds of $41,408, the Income Fund recognized a gain of $41,408 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in 1994 and had a cost of approximately $276,400, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Income Fund sold this restaurant property for a total of approximately $83,600 in excess of its original purchase price. In October 1998, the Income Fund reinvested the net sales proceeds from the right of way taking of the restaurant property in Riviera Beach, Florida in a restaurant property in Fayetteville, North Carolina, as described below.

   In September 1997, the Income Fund entered into a joint venture arrangement, CNL Kingston Joint Venture, with one of our affiliates, to construct and hold one restaurant property. Construction of the restaurant was completed in January 1998. As of September 30, 1998, the Income Fund had contributed $206,848 to the joint venture and owned a 39.94% interest in the profits and losses of the joint venture. In addition, in April
1998, the Income Fund reinvested a portion of the net sales proceeds from the sale of the restaurant property in Madison, Alabama in a joint venture arrangement, Melbourne Joint Venture, with one of our affiliates, to construct and hold one restaurant property, at a total cost of $1,052,552. As of September 30, 1998, the Income Fund had contributed $314,011 to purchase land and pay for construction costs relating to the joint venture. The Income Fund has agreed to contribute approximately $212,300 in additional construction costs to the joint venture. The Income Fund will have an approximate 50% interest in the profits and losses of the joint venture.

   As of September 30, 1998, the net sales proceeds from the sale of one of the restaurant properties in Richmond, Virginia were being held in an interest bearing escrow account pending the release of funds by the escrow agent to acquire an additional restaurant property. In October 1998, the Income Fund reinvested these net sales proceeds, along with additional funds, in a restaurant property in Fayetteville, North Carolina, as described below.

   In October 1998, the Income Fund reinvested approximately $1,533,100 of the net sales proceeds it received from the sales of the restaurant properties in Richmond, Virginia and the right of way taking of the restaurant property in Riviera Beach, Florida, and a portion of the net sales proceeds it received from the sale of the restaurant property in Madison, Alabama, in a Bennigan's restaurant property located in Fayetteville, North Carolina. In connection therewith, the Income Fund entered into a long term, triple-net lease with terms substantially the same as its other leases. The Income Fund acquired the Bennigan's restaurant property from one of our affiliates. The affiliate had purchased and temporarily held title to the restaurant property in order to facilitate the acquisition of the restaurant property by the Income Fund. The purchase price paid by the Income Fund represented the costs incurred by the affiliate to acquire the restaurant property, including closing costs.

   Currently, cash reserves and rental income from the Income Fund's restaurant properties is invested in money market accounts or other short-term, highly liquid investments pending the use of such funds to pay Income Fund expenses or to make distributions to partners. At September 30, 1998, the Income Fund had $2,293,184 invested in such short-term investments, as compared to $1,285,777 at December 31, 1997. The increase in cash is primarily attributable to the receipt of net sales proceeds relating to the sales of one of the restaurant properties in Richmond, Virginia and the restaurant property in Madison, Alabama, net of the amount reinvested in Melbourne Joint Venture, as described above. In addition, the increase in cash is partially attributable to the release of funds held in escrow at December 31, 1997 relating to the right of way taking of the restaurant property in Riviera Beach, Florida, as described above. The funds remaining at September 30, 1998, after payment of distributions and other liabilities, will be used to meet the Income Fund's working capital and other needs and to acquire additional restaurant properties.

   Total liabilities of the Income Fund, including distributions payable, increased to $1,013,605 at September 30, 1998, from $995,467 at December 31, 1997. We believe that the Income Fund has sufficient cash on hand to meet its current working capital needs.

   Based on current and anticipated future cash from operations, the Income Fund declared distributions to the Limited Partners of $2,784,390 for each of the nine months ended September 30, 1998 and 1997 ($928,130 for each of the quarters ended September 30, 1998 and 1997). This represents distributions for each applicable nine months of $0.62 per unit ($0.21 per unit for each applicable quarter). No distributions were made to us for the quarters and nine months ended September 30, 1998 and 1997. No amounts distributed to the Limited Partners for the nine months ended September 30, 1998 and 1997, are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contribution. The Income Fund intends to continue to make distributions of cash available for distribution to the Limited Partners on a quarterly basis.

   The Income Fund's investment strategy of acquiring restaurant properties for cash and leasing them under triple-net leases to operators who meet specified financial standards minimizes the Income Fund's operating expenses. We believe that the leases will continue to generate cash flow in excess of operating expenses.

   We have the right, but not the obligation, to make additional capital contributions if we deem it appropriate in connection with the operations of the Income Fund.

The Years Ended December 31, 1997, 1996 and 1995

   The Income Fund's primary source of capital for the years ended December 31, 1997, 1996 and 1995, was cash from operations (which includes cash received from tenants, distributions from joint ventures and interest received, less cash paid for expenses). Cash from operations was $3,606,190, $3,706,296 and $3,709,844 for the years ended December 31, 1997, 1996 and 1995, respectively. The decrease in cash from operations during 1997 and 1996, each as compared to the previous year, is primarily a result of changes in income and expenses as discussed in "Results of Operations" below and changes in the Income Fund's working capital during each of the respective years.

   Other sources and used of capital included the following items during the years ended December 31, 1997, 1996 and 1995.

   The Income Fund received notice in January 1995, from the tenant of two of its restaurant properties located in Knoxville, Tennessee, and Dallas, Texas, of the tenant's intention to exercise its option, in accordance with its lease agreement, to substitute other properties for these two restaurant properties. In March 1995, the Income Fund sold its two restaurant properties in Knoxville, Tennessee and Dallas, Texas, to the tenant for their original purchase prices, excluding acquisition fees and miscellaneous acquisition expenses, and received net sales proceeds totaling $696,012. The Income Fund used the net sales proceeds, along with other uninvested offering proceeds, to acquire two Checkers restaurant properties in Coral Springs and St. Petersburg, Florida, from the tenant. As a result of these transactions, the Income Fund recognized a loss of $66,518 for financial reporting purposes primarily due to acquisition fees and miscellaneous acquisition expenses that the Income Fund had allocated to the Knoxville, Tennessee, and Dallas, Texas restaurant properties, and due to the accrued rental income relating to future scheduled rent increases that the Income Fund had previously recorded and wrote off at the time of sale.

   In September 1996, Wood-Ridge Real Estate Joint Venture, a joint venture in which the Income Fund owns a 50% interest, sold its two restaurant properties to the tenant for $5,020,878 and received net sales proceeds of $5,001,180, resulting in a gain to the joint venture of approximately $261,100 for financial reporting purposes. These restaurant properties were originally acquired by Wood-Ridge Real Estate Joint Venture in September 1994 and had a combined, total cost of approximately $4,302,500, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the joint venture sold these properties for approximately $698,700 in excess of their original purchase price. In October 1996, Wood-Ridge Real Estate Joint Venture reinvested $4,404,046 of the net sales proceeds in five restaurant properties. In January 1997, the joint venture reinvested $502,598 of the remaining net sales proceeds in an additional restaurant property. During 1997, the Income Fund and the other joint venture partner each received approximately $52,000, representing a return of capital, for the remaining uninvested net sales proceeds.

   During 1997, the Fund entered into an agreement with the tenant of the Checkers #486 Property in Richmond, Virginia, to sell the restaurant property. The general partners believe that the anticipated sales price exceeds the Fund's cost attributable to the restaurant property. As of February 28, 1998, the sale had not occurred.

   During 1997, the Income Fund entered into an agreement with a third party to sell the restaurant property in Marietta, Georgia. We believe that the anticipated sales price exceeds the Income Fund's cost attributable to the restaurant property. As of February 28, 1998, the sale had not occurred.

   In December 1997, the Port of Palm Bay deposited $660,000 in the registry of the court on behalf of the Fund and the tenant in exchange for taking possession of the restaurant property located in Riviera Beach, Florida, through a total right of way taking. The Fund owned the land and the tenant owned the building relating to this restaurant property. The general partners and the tenant are in the process of negotiating the allocation of the $660,000. The general partners anticipate that the Fund will be entitled to receive at least $330,000, but the general partners intend to pursue a larger allocation of this amount. As of December 31, 1997, the Fund had removed the carrying value of the land in the amount of $318,592 from its accounts due to the fact that the Port of Palm Bay had taken possession of this restaurant property, and in exchange, the Fund recorded restricted cash in the amount of $318,592. The general partners anticipate that the Fund will recognize a gain as a result of the taking of this restaurant property and will recognize such gain when the final proceeds are determined. As of February 28, 1998, the final amount of proceeds to be received had not been determined.

   In January 1998, the Fund sold its restaurant property in Madison, Alabama, to a third party for $740,000 and received net sales proceeds of $700,950. Due to the fact that the Fund had recognized accrued rental income since the inception of the lease relating to the straight lining of future scheduled rent increases in accordance with generally accepted accounting principles, the Fund wrote off $13,314 of such accrued rental income at December 31, 1997. Due to the fact that the Fund recorded the write off at December 31, 1997, no gain or loss will be recorded in 1998 for financial reporting purposes relating to the sale. The Fund intends to reinvest the net sales proceeds in an additional restaurant property. The general partners believe that the transaction, or a portion thereof, relating to the sale of this restaurant property and the reinvestment of the proceeds will be structured to qualify as a like-kind exchange transaction for federal income tax purposes.

   In January 1998, the Fund sold its restaurant property in Richmond, Virginia (#548), to a third party for $512,462 and received net sales proceeds in that amount, resulting in a gain of $70,798 for financial reporting purposes. The Fund intends to reinvest the net sales proceeds in an additional restaurant property. The general partners believe that the transaction, or a portion thereof, relating to the sale of this restaurant property and the reinvestment of the proceeds will be structured to qualify as a like-kind exchange transaction for federal income tax purposes.

   None of the restaurant properties owned by the Income Fund or the joint ventures in which the Income Fund owns an interest is or may be encumbered. Subject to certain restrictions on borrowing, however, the Income Fund may borrow funds but will not encumber any of the restaurant properties in connection with any such borrowing. The Income Fund will not borrow for the purpose of returning capital to the Limited Partners. The Income Fund will not borrow under arrangements that would make the Limited Partners liable to creditors of the Income Fund. We further have represented that we will use our reasonable efforts to structure any borrowing so that it will not constitute "acquisition indebtedness" for federal income tax purposes and also will limit the Income Fund's outstanding indebtedness to three percent of the aggregate adjusted tax basis of its restaurant properties. Certain of our affiliates from time to time incur certain operating expenses on behalf of the Income Fund for which the Income Fund reimburses the affiliates without interest.

   Currently, cash reserves and rental income from the Income Fund's restaurant properties are invested in money market accounts or other short-term, highly liquid investments pending the Income Fund's use of such funds to pay Income Fund expenses or make distributions to partners. At December 31, 1997, the Income Fund had $1,285,777 invested in such short-term investments as compared to $1,462,012 at December 31, 1996. The decrease in cash is primarily attributable to the Income Fund investing in CNL Kingston Joint Venture in September 1997, as described above. The funds remaining at December 31, 1997, after the payment of distributions and other liabilities, will be used to meet the Income Fund's working capital and other needs.

   During 1997, 1996 and 1995, the affiliates incurred on behalf of the Income Fund $87,695, $94,152 and $104,433, respectively, for certain operating expenses. In addition, during 1995, certain of our affiliates incurred on behalf of the Income Fund $577 for certain acquisition expenses. At December 31, 1997 and 1996, the Income Fund owed $7,853 and $1,651, respectively, to affiliates for such amounts and accounting and administrative services and management fees. As of February 28, 1998, the Income Fund had reimbursed the affiliates all such amounts. Other liabilities, including distributions payable, decreased to $987,614 at December 31, 1997, from $1,008,461 at December 31, 1996, primarily as a result of a decrease in rents paid in advance at December 31, 1997.

   Based primarily on current and future cash from operations, the Income Fund declared distributions to the Limited Partners of $3,712,520, $3,712,522 and $3,628,130 for the years ended December 31, 1997, 1996 and 1995, respectively. This represents distributions of $0.83 per Unit for each of the years ended December 31, 1997 and 1996 and $0.81 per Unit for the year ended December 31, 1995. No amounts distributed or to be distributed to the Limited Partners for the years ended 1997, 1996 and 1995 are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return of their adjusted capital contributions.

   We believe that the restaurant properties are adequately covered by insurance. In addition, we have obtained contingent liability and property coverage for the Income Fund. This insurance is intended to reduce the Income Fund's exposure in the unlikely event a tenant's insurance policy lapses or is insufficient to cover a claim relating to the restaurant property.

   Due to low operating expenses and ongoing cash flow, we believe that the Income Fund has sufficient working capital reserves at this time. In addition, because leases of the Income Fund's restaurant properties are on a triple-net basis, it is not anticipated that a permanent reserve for maintenance and repairs will be established at this time. To the extent, however, that the Income Fund has insufficient funds for such purposes, we will contribute to the Income Fund an aggregate amount of up to one percent of the offering proceeds for maintenance and repairs. We have the right to cause the Income Fund to maintain additional reserves if, in our discretion, we determine such reserves are required to meet the Income Fund's working capital needs.

Results of Operations

 Nine Months Ended September 30, 1998 Compared to the Nine Months Ended September 30, 1997

   During the nine months ended September 30, 1997, the Income Fund owned and leased 50 wholly-owned restaurant properties (including one restaurant property in Riviera Beach, Florida, sold through a right of way taking in December 1997) and during the nine months ended September 30, 1998, the Income Fund owned and leased 49 wholly-owned restaurant properties (including two restaurant properties in Richmond, Virginia, and one restaurant property in Madison, Alabama, which were sold during 1998) to operators of fast-food and family-style restaurant chains. In connection therewith, during the nine months ended September 30, 1998 and 1997, the Income Fund earned $2,474,536 and $2,934,924, respectively, in rental income from operating leases (net of adjustments to accrued rental income) and earned income from direct financing leases from these restaurant properties, $852,352 and $977,641 of which was earned during the quarters ended September 30, 1998 and 1997, respectively. The decrease in rental and earned income during the quarter and nine months ended September 30, 1998, as compared to the quarter and nine months ended September 30, 1997, is primarily attributable to the fact that in June 1998, the Income Fund stopped receiving rental income from the tenant, Long John Silver's Inc., which filed for bankruptcy and rejected the leases relating to four restaurant properties. In addition, during the nine months ended September 30, 1998, the Income Fund wrote off approximately $265,000 of accrued rental income (non-cash accounting adjustments relating to the straight-lining of future scheduled rent increases over the lease term in accordance with generally accepted accounting principles) relating to these four restaurant properties. We are currently seeking either replacement tenants or purchasers for these restaurant properties. The Income Fund will not recognize any rental and earned income from these restaurant properties until replacement tenants for these restaurant properties are located, or until the restaurant properties are sold and the proceeds from such sales are reinvested in additional restaurant properties.

   In addition, the decrease in rental and earned income during the quarter and nine months ended September 30, 1998, is partially attributable to a decrease in rental and earned income as a result of the 1998 sales of the restaurant properties in Madison, Alabama and Richmond, Virginia and the 1997 right of way taking of the restaurant property in Riviera Beach, Florida. The decrease in rental and earned income during the quarter and nine months ended September 30, 1998, is also partially due to the fact that the Income Fund wrote off approximately $12,100 in accrued rental income (non-cash accounting adjustments relating to the straight-lining of future scheduled rent increases over the lease term in accordance with generally accepted accounting principles) relating to one of the restaurant properties in Richmond, Virginia to adjust the carrying value of the asset to the net sales proceeds received from the sale of this restaurant property. In October 1998, the Income Fund reinvested the majority of the net sales proceeds from these restaurant properties in a restaurant property in Fayetteville, North Carolina, as described above in "Liquidity and Capital Resources." Consequently, the Income Fund expects the decrease in rental and earned income relating to the sales of these restaurant properties to be partially offset by an increase in rental and earned income relating to the acquisition of the restaurant property in Fayetteville, North Carolina, during the remainder of 1998 and in subsequent years.

   In addition, during the nine months ended September 30, 1997, the Income Fund owned and leased nine restaurant properties and during the nine months ended September 30, 1998, the Income Fund owned and leased ten restaurant properties indirectly through joint venture arrangements. In connection therewith, during the nine months ended September 30, 1998 and 1997, the Income Fund earned $241,570 and $231,204, respectively, attributable to net income earned by these joint ventures, $76,939 and $78,381 of which was earned during the quarters ended September 30, 1998 and 1997, respectively. The increase in net income earned by joint ventures during nine months ended September 30, 1998, as compared to the nine months ended September 30, 1997, is primarily attributable to the Income Fund investing in Kingston Joint Venture in September 1997.

   In addition, during the nine months ended September 30, 1998 and 1997, the Income Fund earned $73,047 and $43,367, respectively in interest and other income, $26,585 and $12,765 of which was earned during the quarters ended September 30, 1998 and 1997, respectively. The increase in interest and other income for the quarter and nine months ended September 30, 1998 is primarily due to an increase in interest income earned on net sales proceeds relating to the sales of several restaurant properties during 1998 described above, pending the reinvestment of the net sales proceeds in additional restaurant properties.

   Operating expenses, including depreciation and amortization expense, were $548,769 and $457,419 for the nine months ended September 30, 1998 and 1997, respectively, of which $238,307 and $138,402 were incurred for the quarters ended September 30, 1998 and 1997, respectively. The increase in operating expenses during the quarter and nine months ended September 30, 1998, as compared to the quarter and nine months ended September 30, 1997, is partially attributable to the fact that the Income Fund accrued insurance and real estate tax expenses as a result of Long John Silver's Inc. filing for bankruptcy and rejecting the leases relating to four restaurant properties in June 1998. In connection with the bankruptcy, the Income Fund reclassified these assets from net investment in direct financing leases to land and buildings on operating leases. In accordance with Statement of Financial Accounting Standards #13, "Accounting for Leases," the Income Fund recorded the reclassified assets at the lower of original cost, present fair value, or present carrying amount, which resulted in a loss on termination of direct financing lease of $21,873 for financial reporting purposes during the quarter and nine months ended September 30, 1998. No such loss was recorded during the quarter and nine months ended September 30, 1997. In addition, the increase in operating expenses during the quarter and nine months ended September 30, 1998, is partially attributable to an increase in depreciation expense due to the fact that during the quarter and nine months ended September 30, 1998, the Income Fund reclassified these assets from net investment in direct financing leases to land and buildings on operating leases. The Income Fund will continue to incur certain expenses, such as real estate taxes, insurance, and maintenance relating to these restaurant properties until new tenants or purchasers are located. The Income Fund is currently seeking either new tenants or purchasers for these restaurant properties.

   As a result of the sales of several restaurant properties and the receipt of proceeds from the right of way taking of the restaurant property in Riviera Beach, Florida, as described above in "Liquidity and Capital Resources," the Income Fund recognized gains totaling $112,206 for financial reporting purposes during the nine months ended September 30, 1998. No restaurant properties were sold during the nine months ended September 30, 1997.

The Years Ended December 31, 1997, 1996 and 1995

   The Income Fund owned and leased 52 wholly-owned restaurant properties during 1995 (including one restaurant property in Knoxville, Tennessee, and one restaurant property in Dallas, Texas, which were sold in March 1995) and 50 wholly-owned restaurant properties during 1996 and 1997 (including one restaurant property in Riviera Beach, Florida which was condemned through a total right of way taking in December 1997). In addition, during 1995, the Income Fund was a co-venturer in three separate joint ventures that owned and leased a total of four restaurant properties, during 1996, the Income Fund was a co-venturer in three joint ventures that owned and leased nine restaurant properties (including two restaurant properties in Wood-Ridge Real Estate Joint Venture, which were sold in September 1996), and during 1997, the Income Fund was a co-venture in four separate joint ventures that owned and leased a total of nine restaurant properties. As of December 31, 1997, the Income Fund owned, either directly or through joint venture arrangements, 58 restaurant properties which are, in general, subject to long-term, triple-net leases. The leases of the restaurant properties provide for minimum base annual rental amounts (payable in monthly installments) ranging from approximately $18,900 to $203,600. All of the leases provide for percentage rent based on sales in excess of a specified amount. In addition, the majority of the leases provide that, commencing in specified lease years (generally the sixth or ninth lease year), the annual base rent required under the terms of the lease will increase.

   During the years ended December 31, 1997, 1996 and 1995, the Income Fund earned $3,911,527, $3,987,525 and $4,015,564, respectively, in rental income from operating leases and earned income from direct financing leases from restaurant properties wholly-owned by the Income Fund. The decrease in rental and earned income during 1996, as compared to 1995, was primarily attributable to the fact that during 1994, the Income Fund's former tenant of the restaurant property in Akron, Ohio, ceased operating the restaurant located on the restaurant property. The Income Fund subsequently leased this restaurant property to various temporary operators who assumed the restaurant operations and paid the Income Fund rent on a month-to-month basis. The decrease in rental and earned income during 1997, as compared to 1996, was primarily attributable to the fact that during May 1997, the temporary operator of the restaurant property in Akron, Ohio, ceased restaurant operations and vacated the restaurant property. The Income Fund ceased recording rental income and wrote off the related allowance for doubtful accounts. The Income Fund entered into a long-term, triple-net lease for this restaurant property with the operator of an Arlington Big Boy in September 1997, and rental income commenced in December, 1997.

   In addition, the decrease in rental and earned income during 1997 as compared to 1996, was partially due to the fact that the Income Fund wrote off accrued rent relating to the restaurant property in Madison, Alabama to adjust the carrying value of the asset to the net proceeds received from the sale of this restaurant property in January 1998.

   In addition, for the years ended December 31, 1997, 1996 and 1995, the Income Fund earned $309,879, $459,137 and $338,717, respectively, attributable to net income earned by joint ventures in which the Income Fund is a co-venturer. The decrease in net income earned by joint ventures during 1997 as compared to 1996, and the increase during 1996 as compared to 1995, is primarily attributable to the fact that in September 1996, Wood-Ridge Real Estate Joint Venture, in which the Income Fund owns a 50% interest, recognized a gain of approximately $261,100 for financial reporting purposes as a result of the sale of its restaurant properties in September 1996, as described above in "Liquidity and Capital Resources."

   During at least one of the years ended December 31, 1997, 1996 and 1995, five lessees (or group of affiliated lessees) of the Income Fund, Flagstar Corporation, Foodmaker, Inc., Long John Silver's, Inc., Checkers Drive-In Restaurants, Inc. and Golden Corral Corporation, each contributed more than 10% of the Income Fund's total rental income (including the Income Fund's share of rental income from nine restaurant properties owned by joint ventures). As of December 31, 1997, Flagstar Corporation was the lessee under leases relating to 11 restaurants, Foodmaker, Inc. was the lessee under leases relating to six restaurants, Long John Silver's, Inc. was the lessee under leases relating to nine restaurants, Checkers Drive-In Restaurants, Inc. was the lessee under leases relating to 17 restaurants and Golden Corral Corporation was the lessee under leases relating to four restaurants. It is anticipated that based on the minimum rental payments required by the leases, these five lessees (or group of affiliated lessees) each will continue to contribute more than 10% of the Income Fund's total rental income in 1998 and subsequent years. In addition, during at least one of the years ended December 31, 1997, 1996 or 1995, six restaurant chains, Hardee's, Denny's, Jack in the Box, Long John Silver's, Checkers and Golden Corral, each accounted for more than 10% of the Income Fund's total rental income (including the Income Fund's share of rental income from nine restaurant properties owned by joint ventures). In subsequent years, it is anticipated that these six restaurant chains each will account for more than 10% of the total rental income to which the Income Fund is entitled under the terms of the leases. Any failure of these lessees or restaurant chains could materially affect the Income Fund's income.

   Operating expenses, including depreciation and amortization expense, were $602,753, $586,710 and $588,952 for the years ended December 31, 1997, 1996 and
1995, respectively. The increase in operating expenses during 1997 as compared to 1996 was primarily attributable to the fact that the Income Fund recorded bad debt expense of $10,500 during 1997 relating to the restaurant property in Akron, Ohio. Due to the fact that the temporary operator ceased operating the restaurant property in May, 1997, as described above in "Liquidity and Capital Resources," we ceased further collection efforts of these past due amounts.

   As a result of the former tenant of the restaurant property in Akron, Ohio, defaulting under the terms of its lease during 1994 and the Income Fund leasing the restaurant property to temporary operators who subsequently ceased operating the restaurant property, the Income Fund incurred real estate taxes during the years ended December 31, 1997, 1996 and 1995. The Income Fund entered into a long-term, triple-net lease for this restaurant property with the operator of an Arlington Big Boy in September 1997, and rental income commenced in December 1997. The new tenant is responsible for real estate taxes; therefore, we do not anticipate the Income Fund will incur these expenses in the future.

   As a result of the 1995 sales of the restaurant properties in Knoxville, Tennessee, and Dallas, Texas, as described above in "Liquidity and Capital Resources," the Income Fund recognized a loss for financial reporting purposes of $66,518 for the year ended December 31, 1995. The loss was primarily due to acquisition fees and miscellaneous acquisition expenses the Income Fund had allocated to these restaurant properties and due to accrued rental income relating to straight lining future scheduled rent increases that the Income Fund had recorded and wrote off at the time of the sale. No restaurant properties were sold during 1996 and 1997.

General

   In May 1998, the Financial Accounting Standards Board reached a consensus in EITF 98-9, entitled "Accounting for Contingent Rent in the Interim Financial Periods." Adoption of this consensus did not have a material effect on the Income Fund's financial position or results of operations.

   The Income Fund's leases as of September 30, 1998, are, in general, triple-net leases and contain provisions that we believe mitigate the adverse effect of inflation. Such provisions include clauses requiring the payment of percentage rent based on certain restaurant sales above a specified level and/or automatic increases in base rent at specified times during the term of the lease. Management expects that increases in restaurant sales volumes due to inflation and real sales growth should result in an increase in rental income over time. Continued inflation also may cause capital appreciation of the Income Fund's restaurant properties. Inflation and changing prices, however, also may have an adverse impact on the sales of the restaurants and on potential capital appreciation of the restaurant properties.

   The Year 2000 problem is the result of information technology systems and embedded systems (products which are made with microprocessor (computer) chips such as HVAC systems, physical security systems and elevators) using a two-digit format, as opposed to four digits, to indicate the year. Such information technology and embedded systems may be unable to properly recognize and process date-sensitive information beginning January 1, 2000.

   The Income Fund does not have any information technology systems. Certain of our affiliates provide all services requiring the use of information technology systems pursuant to a management agreement with the Income Fund. The maintenance of embedded systems, if any, at the Income Fund's properties is the responsibility of the tenants of the properties in accordance with the terms of the Income Fund's leases. We and our affiliates have established a team dedicated to reviewing the internal information technology systems used in the operation of the Income Fund, and the information technology and embedded systems and the Year 2000 compliance plans of the Income Fund's tenants, significant suppliers, financial institutions and transfer agent.

   The information technology infrastructure of our affiliates consists of a network of personal computers and servers that were obtained from major suppliers. The affiliates utilize various administrative and financial software applications on that infrastructure to perform the business functions of the Income Fund. Our inability and that of our affiliates to identify and timely correct material Year 2000 deficiencies in the software and/or infrastructure could result in an interruption in, or failure of, certain of the Income Fund's business activities or operations. Accordingly, we and our affiliates have requested and are evaluating documentation from the suppliers of the affiliates regarding the Year 2000 compliance of their products that are used in the business activities or operations of the Income Fund. The costs expected to be incurred by us and our affiliates to become Year 2000 compliant will be incurred by us and our affiliates; therefore, these costs will have no impact on the Income Fund's financial position or results of operations.

   The Income Fund has material third party relationships with its tenants, financial institutions and transfer agent. The Income Fund depends on its tenants for rents and cash flows, its financial institutions for availability of cash and its transfer agent to maintain and track investor information. If any of these third parties are unable to meet their obligations to the Income Fund because of the Year 2000 deficiencies, such a failure may have a material impact on the Income Fund. Accordingly, we have requested and are evaluating documentation from the Income Fund's tenants, financial institutions, and transfer agent relating to their Year 2000 compliance plans. At this time, we have not yet received sufficient certifications to be assured that the tenants, financial institutions, and transfer agent have fully considered and mitigated any potential material impact of the Year 2000 deficiencies. Therefore, we do not, at this time, know of the potential costs to the Income Fund of any adverse impact or effect of any Year 2000 deficiencies by these third parties.

   We currently expect that all Year 2000 compliance testing and any necessary remedial measures on the information technology systems used in the business activities and operations of the Income Fund will be completed prior to June 30, 1999. Based on the progress we and our affiliates have made in identifying and addressing the Income Fund's Year 2000 issues and the plan and timeline to complete the compliance program, we do not foresee significant risks associated with the Income Fund's Year 2000 compliance at this time. Because we and our affiliates are still evaluating the status of the systems used in business activities and operations of the Income Fund and the systems of the third parties with which the Income Fund conducts its business, we have not yet developed a comprehensive contingency plan and are unable to identify "the most reasonably likely worst case scenario" at this time. As we identify significant risks related to the Income Fund's Year 2000 compliance or if the Income Fund's Year 2000 compliance program's progress deviates substantially from the anticipated timeline, we will develop appropriate contingency plans.

   MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
                     OPERATIONS OF CNL INCOME FUND XV, LTD.

Introduction

   The Income Fund is a Florida limited partnership that was organized on September 2, 1993, to acquire for cash, either directly or through joint venture arrangements, both newly constructed and existing restaurants, as well as properties upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food and family-style restaurant chains. The leases are triple-net leases with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. As of September 30, 1998, the Income Fund owned 50 restaurant properties, including interests in six restaurant properties owned by a joint venture in which the Income Fund is a co-venturer and two restaurant properties owned with affiliates as tenants-in-common.

Liquidity and Capital Resources

 Nine Months Ended September 30, 1998 Compared to the Nine Months Ended September 30, 1997

   The Income Fund's primary source of capital for the nine months ended September 30, 1998 and 1997, was cash from operations (which includes cash received from tenants, distributions from joint ventures, and interest and other income received, less cash paid for expenses). Cash from operations was $2,415,807 and $2,550,613 for the nine months ended September 30, 1998 and 1997, respectively. The decrease in cash from operations for the nine months ended September 30, 1998, as compared to the nine months ended September 30, 1997, is primarily a result of changes in income and expenses as described below in "Results of Operations" and changes in the Income Fund's working capital.

   Other sources and uses of capital included the following during the nine months ended September 30, 1998.

   In June 1998, the Income Fund acquired a restaurant property in Fort Myers, Florida with one of our affiliates as tenants-in-common. In connection therewith, the Income Fund and the affiliate entered into an agreement whereby each co-venturer will share in the profits and losses of the restaurant property in proportion to its applicable percentage interest. As of September 30, 1998, the Income Fund owned a 14.93% interest in the restaurant property.

   Currently, cash reserves and rental income from the Income Fund's restaurant properties are invested in money market accounts or other short-term, highly liquid investments pending the Income Fund's use of such funds to pay Income Fund expenses or to make distributions to the partners. At September 30, 1998, the Income Fund had $1,222,529 invested in such short-term investments, as compared to $1,614,708 at December 31, 1997. The decrease in cash and cash equivalents for the nine months ended September 30, 1998, is primarily attributable to the acquisition of a restaurant property as tenants-in-common with one of our affiliates, as described above. The funds remaining at September 30, 1998, after payment of distributions and other liabilities, will be used to meet the Income Fund's working capital and other needs.

   Total liabilities of the Income Fund, including distributions payable, increased to $837,947 at September 30, 1998, from $822,320 at December 31, 1997, primarily as a result of the Income Fund accruing real estate taxes in connection with certain Long John Silver's restaurant properties, as described below in "Results of Operations." We believe that the Income Fund has sufficient cash on hand to meet its current working capital needs.

   Based on cash from operations, and for the nine months ended September 30, 1998, accumulated excess operating reserves, the Income Fund declared distributions to the Limited Partners of $2,600,000 and $2,400,000 for the nine months ended September 30, 1998 and 1997, respectively ($800,000 for each of the quarters ended September 30, 1998 and 1997). This represents distributions of $0.65 and $0.60 per Unit for the nine months ended September 30, 1998 and 1997, respectively ($0.20 per Unit for each applicable quarter). No distributions were made to us for the quarters and nine months ended September 30, 1998 and 1997. No amounts distributed to the Limited Partners for the nine months ended September 30, 1998 and 1997, are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions. The Income Fund intends to continue to make distributions of cash available for distribution to the Limited Partners on a quarterly basis.

   The Income Fund's investment strategy of acquiring restaurant properties for cash and leasing them under triple-net leases to operators who meet specified financial standards minimizes the Income Fund's operating expenses. We believe that the leases will continue to generate cash flow in excess of operating expenses.

   We have the right, but not the obligation, to make additional capital contributions if we deem it appropriate in connection with the operations of the Income Fund.

 The Years Ended December 31, 1997, 1996 and 1995

   Net proceeds to the Income Fund from its offering of Units, after deduction of organizational and offering expenses, totaled $35,200,000. As of December 31, 1994, approximately $32,088,000 had been used to invest, either directly or through joint venture arrangements, in 43 restaurant properties (three of which were under construction at December 31, 1994) and to pay acquisition fees to one of our affiliates totaling $2,200,000 and to pay certain acquisition expenses. During 1995, the Income Fund completed construction of the three restaurant properties acquired in 1994 and acquired two additional restaurant properties. In addition, in January 1995, the Income Fund received notice from the tenant of two of its restaurant properties in Knoxville, Tennessee, and one restaurant property in Leavenworth, Kansas, of the tenant's intention to exercise its options, in accordance with its lease agreements, to substitute other restaurant properties for these three restaurant properties. In March 1995, the Income Fund sold its two restaurant properties in Knoxville, Tennessee, and one restaurant property in Leavenworth, Kansas, to the tenant for their original purchase prices, excluding acquisition fees and miscellaneous acquisition expenses and received net sales proceeds totaling $811,706. The Income Fund used the majority of the net sales proceeds to acquire two Checkers restaurant properties in Orlando and Bradenton, Florida, from the tenant. As a result of these transactions, the Income Fund recognized a loss of $71,023 for financial reporting purposes primarily due to acquisition fees and miscellaneous acquisition expenses the Income Fund had allocated to the two restaurant properties in Knoxville, Tennessee, and the restaurant property in Leavenworth, Kansas, and due to the accrued rental income relating to future scheduled rent increases for these restaurant properties that the Income Fund had recorded and reversed at the time of the sale. As a result of the above transactions, as of December 31, 1995, approximately $34,781,000 had been used to invest, either directly or through joint venture arrangements in 44 restaurant properties and to pay acquisition fees and certain acquisition expenses.

   In January 1996, the Income Fund invested $122,439 in a Golden Corral restaurant property located in Clinton, North Carolina, with certain of our affiliates as tenants-in-common. In connection therewith, the Income Fund and its affiliates entered into an agreement whereby each co-venturer will share in the profits and losses of the restaurant property in proportion to its applicable percentage interest. As of December 31, 1996, the Income Fund owned a 15.02% interest in this restaurant property. Upon completion of the Income Fund's acquisitions in January 1996, the remaining net offering proceeds of approximately $220,000 were reserved for Income Fund purposes.

   In September 1996, Wood-Ridge Real Estate Joint Venture, a joint venture in which the Income Fund owns a 50% interest, sold its two restaurant properties to the tenant for $5,020,878 and received net sales proceeds of $5,001,180, resulting in a gain to the joint venture of approximately $261,100 for financial reporting purposes. These restaurant properties were originally acquired by Wood-Ridge Real Estate Joint Venture in September 1994 and had a combined total cost of approximately $4,302,500, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the joint venture sold these restaurant properties for approximately $698,700 in excess of their original purchase price. In October 1996, Wood-Ridge Real Estate

Joint Venture reinvested $4,404,046 of the net sales proceeds in five restaurant properties. In January 1997, the joint venture reinvested $502,598 of the remaining net sales proceeds in an additional restaurant property. As of December 31, 1997, the Income Fund had received approximately $52,000, representing its pro-rata share of the uninvested net sales proceeds.

   Currently, the Income Fund's primary source of capital is cash from operations (which includes cash received from tenants, distributions from joint ventures and interest received, less cash paid for expenses). Cash from operations was $3,306,595, $3,434,682 and $3,239,370 for the years ended December 31, 1997, 1996 and 1995, respectively. The decrease in cash from operations during 1997, as compared to 1996, and the increase during 1996, as compared to 1995, is primarily a result of changes in income and expenses as described in "Results of Operations" below and changes in the Income Fund's working capital.

   None of the restaurant properties owned by the Income Fund or the joint ventures in which the Income Fund owns an interest is or may be encumbered. Subject to certain restrictions on borrowing, however, the Income Fund may borrow funds but will not encumber any of the restaurant properties in connection with any such borrowing. The Income Fund will not borrow for the purpose of returning capital to the Limited Partners. The Income Fund will not borrow under arrangements that would make the Limited Partners liable to creditors of the Income Fund. We further have represented that we will use our reasonable efforts to structure any borrowing so that it will not constitute "acquisition indebtedness" for federal income tax purposes and also will limit the Income Fund's outstanding indebtedness to three percent of the aggregate adjusted tax basis of its restaurant properties. Certain of our affiliates from time to time incur certain operating expenses on behalf of the Income Fund for which the Income Fund reimburses the affiliates without interest.

   Currently, cash reserves and rental income from the Income Fund's restaurant properties are invested in money market accounts or other short-term, highly liquid investments pending the Income Fund's use of such funds to pay Income Fund expenses or make distributions to partners. At December 31, 1997, the Income Fund had $1,614,708 invested in such short-term investments as compared to $1,536,163 at December 31, 1996.

   During 1997, 1996 and 1995, our affiliates incurred on behalf of the Income Fund $78,821, $86,714 and $94,991, respectively, for certain operating expenses. In addition, during 1995, certain of our affiliates incurred on behalf of the Income Fund $2,274 for certain acquisition expenses. As of December 31, 1997 and 1996, the Income Fund owed $4,311 and $1,355, respectively, to related parties for such amounts, accounting and administrative services and management fees. As of February 28, 1998, the Income Fund had reimbursed the affiliates all such amounts. Other liabilities, including distributions payable, decreased to $818,009 at December 31, 1997, from $946,825 at December 31, 1996, partially as a result of the Income Fund accruing a special distribution payable to the Limited Partners of $80,000 at December 31, 1996, which was paid in January 1997 from cumulative excess operating reserves. Total liabilities also decreased as a result of a decrease in rents paid in advance at December 31, 1997.

   Based on cash from operations, the Income Fund declared distributions to the Limited Partners of $3,200,000, $3,280,000 and $2,900,001 for the years ended December 31, 1997, 1996 and 1995, respectively. This represents distributions of $0.80, $0.82 and $0.73 per Unit for the years ended December 31, 1997, 1996 and 1995, respectively. No amounts distributed or to be distributed to the Limited Partners for the years ended December 31, 1997, 1996 or 1995 are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions.

   We believe that the restaurant properties are adequately covered by insurance. In addition, we have obtained contingent liability and property coverage for the Income Fund. This insurance is intended to reduce the Income Fund's exposure in the unlikely event a tenant's insurance policy lapses or is insufficient to cover a claim relating to the restaurant property.

   Due to low operating expenses and ongoing cash flow, we believe that the Income Fund has sufficient working capital reserves at this time. In addition, because all leases of the Income Fund's restaurant properties are on a triple-net basis, it is not anticipated that a permanent reserve for maintenance and repairs will be established at this time. To the extent, however, that the Income Fund has insufficient funds for such purposes, we will contribute to the Income Fund an aggregate amount of up to one percent of the offering proceeds for maintenance and repairs. We have the right to cause the Income Fund to maintain additional reserves if, in our discretion, we determine such reserves are required to meet the Income Fund's working capital needs.

Results of Operations

 Nine Months Ended September 30, 1998 Compared to the Nine Months Ended September 30, 1997

   During each of the nine months ended September 30, 1998 and 1997, the Income Fund owned and leased 42 wholly-owned restaurant properties to operators of fast-food and family-style restaurant chains. In connection therewith, during the nine months ended September 30, 1998 and 1997, the Income Fund earned $2,325,191 and $2,689,968, respectively, in rental income from operating leases (net of adjustments to accrued rental income) and earned income from direct financing leases from these restaurant properties, $832,774 and $896,387 of which was earned during the quarters ended September 30, 1998 and 1997, respectively. The decrease in rental and earned income during the quarter and nine months ended September 30, 1998, as compared to the quarter and nine months ended September 30, 1997, is primarily attributable to the fact that, in June 1998, the Income Fund stopped receiving rental income from the tenant, Long John Silver's, Inc., which filed for bankruptcy and rejected the leases relating to four restaurant properties. As a result, during the nine months ended September 30, 1998, the Income Fund wrote off approximately $250,600 of accrued rental income (non-cash accounting adjustment relating to the straight-lining of future scheduled rent increases over the lease term in accordance with generally accepted accounting principles). We are currently seeking either new tenants or purchasers for these restaurant properties. The Income Fund will not recognize rental and earned income from these restaurant properties until new tenants for these restaurant properties are located or until the restaurant properties are sold and the proceeds from such sales are reinvested in additional restaurant properties.

   For the nine months ended September 30, 1997 and 1998, the Income Fund also owned and leased six restaurant properties indirectly through one joint venture arrangement and one restaurant property as tenants-in-common with certain of our affiliates. For the nine months ended September 30, 1998, the Income Fund also owned an additional restaurant property, held as tenants-in-common with one of our affiliates. In connection therewith, during the nine months ended September 30, 1998 and 1997, the Income Fund earned $179,502 and $177,735, respectively, attributable to net income earned by these joint ventures, $59,208 and $60,424 of which was earned during the quarters ended September 30, 1998 and 1997, respectively.

   Operating expenses, including depreciation and amortization expense, were $415,175 and $355,039 for the nine months ended September 30, 1998 and 1997, respectively, $162,799 and $107,513 of which were incurred for the quarters ended September 30, 1998 and 1997, respectively. The increase in operating expenses during the quarter and nine months ended September 30, 1998, as compared to the quarter and nine months ended September 30, 1997, is partially attributable to the fact that the Income Fund accrued insurance and real estate taxes as a result of Long John Silver's, Inc. filing for bankruptcy and rejecting the leases relating to four restaurant properties, in June 1998. In addition, the increase in operating expenses during the quarter and nine months ended September 30, 1998, is partially attributable to an increase in depreciation expense due to the fact that during the quarter and nine months ended September 30, 1998, the Income Fund reclassified these assets from net investment in direct financing leases to land and buildings on operating leases. The Income Fund will continue to incur certain expenses, such as real estate taxes, insurance, and maintenance relating to these restaurant properties with rejected leases until replacement tenants or purchasers are located. The Income Fund is currently seeking either replacement tenants or purchasers for these restaurant properties with rejected leases.

 The Years Ended December 31, 1997, 1996 and 1995

   The Income Fund owned and leased 45 wholly-owned restaurant properties during 1995 (including two restaurant properties in Knoxville, Tennessee, and one restaurant property in Leavenworth, Kansas, which were sold in March 1995), and during 1996 and 1997, owned and leased 42 wholly-owned restaurant properties. In addition, during 1995, the Income Fund was a co-venturer in one joint venture that owned two restaurant properties, and during 1996, the Income Fund was a co-venturer in one joint venture that owned and leased seven restaurant properties (including two restaurant properties in Wood-Ridge Real Estate Joint Venture, which were sold in September 1996) and the Income Fund owned and leased one restaurant property with affiliates, as tenants-in-common. During 1997, the Income Fund was a co-venturer in one joint venture that owned and leased six restaurant properties and owned and leased one restaurant property with affiliates as tenants-in-common. As of December 31, 1997, the Income Fund owned, either directly or through joint venture arrangements 49 restaurant properties, which are subject to long-term, triple-net leases. The leases of the restaurant properties provide for minimum base annual rental payments (payable in monthly installments) ranging from approximately $22,500 to $190,600. All of the leases provide for percentage rent based on sales in excess of a specified amount. In addition, the majority of the leases provide that, commencing in specified lease years (generally from the sixth or the ninth lease year), the annual base rent required under the terms of the lease will increase.

   During the years ended December 31, 1997, 1996 and 1995, the Income Fund earned $3,586,791, $3,596,466 and $3,446,745 respectively, in rental income from operating leases and earned income from direct financing leases from restaurant properties wholly-owned by the Income Fund. The increase in rental and earned income during 1996, as compared to 1995, is primarily attributable to the acquisition of additional restaurant properties in 1995, and the fact that, with the exception of the three restaurant properties sold in March 1995, the restaurant properties owned at December 31, 1995, were operational for a full year in 1996, as compared to a partial year in 1995.

   During the years ended December 31, 1997, 1996 and 1995, the Income Fund also earned $25,791, $23,318 and $97,539, respectively, in contingent rental income. Contingent rental income for the year ended December 31, 1996, as compared to 1995, decreased primarily as a result of decreased gross sales of certain restaurant properties that are subject to leases requiring payment of contingent rental income.

   In addition, for the years ended December 31, 1997, 1996 and 1995, the Income Fund earned $239,249, $392,862 and $280,606, respectively, attributable to net income earned by joint ventures in which the Income Fund is a co-venturer. The decrease in net income earned by joint ventures during 1997, as compared to 1996, is primarily attributable to, and the increase during 1996, as compared to 1995, is primarily attributable to, the fact that in September 1996, Wood-Ridge Real Estate Joint Venture, in which the Income Fund owns a 50% interest, recognized a gain of approximately $261,100 for financial reporting purposes as a result of the sale of its restaurant properties in September 1996, as described above in "Liquidity and Capital Resources." Due to the fact that the joint venture reinvested the majority of the net sales proceeds in five restaurant properties in October 1996 and one restaurant property in January 1997, the Income Fund does not anticipate that the sale of the two restaurant properties will have a material adverse effect on operations.

   During at least one of the years ended December 31, 1997, 1996 and 1995, five lessees (or group of affiliated lessees) of the Income Fund, Flagstar Corporation, Checkers Drive-In Restaurants, Inc., Long John Silver's, Inc., Foodmaker, Inc. and Golden Corral Corporation, each contributed more than 10% of the Income Fund's total rental income (including the Income Fund's share of rental income from six restaurant properties owned by a joint venture and one restaurant property owned with affiliates as tenants-in-common). As of December 31, 1997, Flagstar Corporation was the lessee under leases relating to eight restaurants, Checkers Drive-In Restaurants, Inc. was the lessee under leases relating to 14 restaurants, Long John Silver's, Inc. was the lessee under leases relating to eight restaurants, Foodmaker, Inc. was the lessee under leases relating to four restaurants and Golden Corral Corporation was lessee under leases relating to five restaurants. It is anticipated that based on the minimum rental payments required by the leases, these five lessees (or group of affiliated lessees) each will continue to contribute more than 10% of the Income Fund's total rental income in 1998 and subsequent years. In addition, during at least one of the years ended December 31, 1997, 1996 and 1995, five restaurant chains, Hardee's, Checkers Drive-In Restaurants, Long John Silver's, Golden Corral and Jack in the Box, each accounted for more than 10% of the Income Fund's total rental income (including the Income Fund's share of rental income from six restaurant properties owned by a joint venture and one restaurant property owned with affiliates as tenants-in-common). In subsequent years, it is anticipated that these five restaurant chains each will continue to account for more than 10% of the total rental income to which the Income Fund is entitled under the terms of the leases. Any failure of these lessees or restaurant chains could materially affect the Income Fund's income.

   During the years ended December 31, 1997, 1996 and 1995, the Income Fund also earned $56,183, $55,964, and $90,095, respectively, in interest and other income. The decrease in interest and other income during 1996, as compared to 1995, is primarily attributable to a decrease in the amount of funds invested in short-term, liquid investments due to the acquisition of restaurant properties during 1995.

   Operating expenses, including depreciation and amortization expense, were $473,109, $483,551 and $471,494 for the years ended December 31, 1997, 1996 and
1995, respectively. The decrease in operating expenses during 1997, as compared to 1996, is primarily attributable to a decrease in accounting and administrative expenses associated with operating the Income Fund and its restaurant properties. The increase in operating expenses during 1996, as compared to 1995, is primarily a result of the Income Fund incurring additional taxes relating to the filing of various state tax returns during 1996.

   As a result of the sale of the two restaurant properties in Knoxville, Tennessee, and the restaurant property in Leavenworth, Kansas, as described above in "Liquidity and Capital Resources," the Income Fund recognized a loss for financial reporting purposes of $71,023 during the year ended December 31, 1995. The loss was primarily due to acquisition fees and miscellaneous acquisition expenses the Income Fund had allocated to these restaurant properties and due to accrued rental income relating to future scheduled rent increases that the Income Fund had recorded and wrote off at the time of sale. No restaurant properties were sold during the years ended December 31, 1996 and 1997.

General

   In May 1998, the Financial Accounting Standards Board reached a consensus in EITF 98-9, entitled "Accounting for Contingent Rent in the Interim Financial Periods." Adoption of this consensus did not have a material effect on the Income Fund's financial position or results of operations.

   The Income Fund's leases as of September 30, 1998, are triple-net leases and contain provisions that we believe mitigate the adverse effect of inflation. Such provisions include clauses requiring the payment of percentage rent based on certain restaurant sales above a specified level and/or automatic increases in base rent at specified times during the term of the lease. Management expects that increases in restaurant sales volumes due to inflation and real sales growth should result in an increase in rental income over time. Continued inflation also may cause capital appreciation of the Income Fund's restaurant properties. Inflation and changing prices, however, also may have an adverse impact on the sales of the restaurants and on potential capital appreciation of the restaurant properties.

   The Year 2000 problem is the result of information technology systems and embedded systems (products which are made with microprocessor (computer) chips such as HVAC systems, physical security systems and elevators) using a two-digit format, as opposed to four digits, to indicate the year. Such information technology and embedded systems may be unable to properly recognize and process date-sensitive information beginning January 1, 2000.

   The Income Fund does not have any information technology systems. Certain of our affiliates provide all services requiring the use of information technology systems pursuant to a management agreement with the Income Fund. The maintenance of embedded systems, if any, at the Income Fund's properties is the responsibility of the tenants of the properties in accordance with the terms of the Income Fund's leases. We and our affiliates have established a team dedicated to reviewing the internal information technology systems used in the operation of the Income Fund, and the information technology and embedded systems and the Year 2000 compliance plans of the Income Fund's tenants, significant suppliers, financial institutions and transfer agent.

   The information technology infrastructure of our affiliates consists of a network of personal computers and servers that were obtained from major suppliers. The affiliates utilize various administrative and financial software applications on that infrastructure to perform the business functions of the Income Fund. Our inability and that of our affiliates to identify and timely correct material Year 2000 deficiencies in the software and/or infrastructure could result in an interruption in, or failure of, certain of the Income Fund's business activities or operations. Accordingly, we and our affiliates have requested and are evaluating documentation from the suppliers of the affiliates regarding the Year 2000 compliance of their products that are used in the business activities or operations of the Income Fund. The costs expected to be incurred by we and our affiliates to become Year 2000 compliant will be incurred by us and our affiliates; therefore, these costs will have no impact on the Income Fund's financial position or results of operations.

   The Income Fund has material third party relationships with its tenants, financial institutions and transfer agent. The Income Fund depends on its tenants for rents and cash flows, its financial institutions for availability of cash and its transfer agent to maintain and track investor information. If any of these third parties are unable to meet their obligations to the Income Fund because of the Year 2000 deficiencies, such a failure may have a material impact on the Income Fund. Accordingly, we have requested and are evaluating documentation from the Income Fund's tenants, financial institutions, and transfer agent relating to their Year 2000 compliance plans. At this time, we have not yet received sufficient certifications to be assured that the tenants, financial institutions, and transfer agent have fully considered and mitigated any potential material impact of the Year 2000 deficiencies. Therefore, we do not, at this time, know of the potential costs to the Income Fund of any adverse impact or effect of any Year 2000 deficiencies by these third parties.

   We currently expect that all Year 2000 compliance testing and any necessary remedial measures on the information technology systems used in the business activities and operations of the Income Fund will be completed prior to June 30, 1999. Based on the progress we and our affiliates have made in identifying and addressing the Income Fund's Year 2000 issues and the plan and timeline to complete the compliance program, we do not foresee significant risks associated with the Income Fund's Year 2000 compliance at this time. Because we and our affiliates are still evaluating the status of the systems used in business activities and operations of the Income Fund and the systems of the third parties with which the Income Fund conducts its business, we have not yet developed a comprehensive contingency plan and are unable to identify "the most reasonably likely worst case scenario" at this time. As we identify significant risks related to the Income Fund's Year 2000 compliance or if the Income Fund's Year 2000 compliance program's progress deviates substantially from the anticipated timeline, we will develop appropriate contingency plans.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
             AND RESULTS OF OPERATIONS OF CNL INCOME FUND XVI, LTD.

Introduction

   The Income Fund is a Florida limited partnership that was organized on September 2, 1993, to acquire for cash, either directly or through joint venture arrangements, both newly constructed and existing restaurant properties, as well as land upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food and family-style restaurant chains. The leases are triple-net leases, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. As of September 30, 1998, the Income Fund owned 44 restaurant properties, which included one restaurant property owned by a joint venture in which the Income Fund is a co-venturer and two restaurant properties owned with affiliates as tenants-in-common.

Liquidity and Capital Resources

 Nine Months Ended September 30, 1998 Compared to the Nine Months Ended September 30, 1997

   The Income Fund's primary source of capital for the nine months ended September 30, 1998 and 1997, was cash from operations (which includes cash received from tenants, distributions from joint ventures, and interest and other income received, less cash paid for expenses). Cash from operations was $2,759,611 and $2,923,755 for the nine months ended September 30, 1998 and 1997, respectively. The decrease in cash from operations for the nine months ended September 30, 1998, as compared to the nine months ended September 30, 1997, is primarily a result of changes in income and expenses as described below in "Results of Operations" and changes in the Income Fund's working capital.

   Other sources and uses of capital included the following during the nine months ended September 30, 1998.

   In January 1998, the Income Fund reinvested approximately $607,900 of the net sales proceeds it received from the sale, in March 1997, of the restaurant property in Oviedo, Florida, in a restaurant property located in Memphis, Tennessee, with certain of our affiliates as tenants-in-common. In connection therewith, the Income Fund and the affiliates entered into an agreement whereby each co-venturer will share in the profits and losses of the restaurant property in proportion to its applicable percentage interest. As of September 30, 1998, the Income Fund owned a 40.42% interest in this restaurant property.

   In addition, during the nine months ended September 30, 1998, the Income Fund received approximately $162,000 from the developer of the restaurant property in Farmington, New Mexico. This represents a reimbursement from the developer upon final reconciliation of total construction costs to the total construction costs funded by the Income Fund in accordance with the development agreement. In August 1998, the Income Fund reinvested these proceeds in Columbus Joint Venture as described below.

   In addition, in August 1998, the Income Fund entered into a joint venture arrangement, Columbus Joint Venture, with certain of our affiliates, to construct and hold one restaurant restaurant property. As of September 30, 1998, the Income Fund had contributed $134,507 to purchase land and pay for construction costs relating to the joint venture. When construction is completed, the Income Fund will have an approximate 32% interest in the profits and losses of the joint venture.

   Currently, cash reserves and rental income from the Income Fund's restaurant properties are invested in money market accounts or other short-term, highly liquid investments pending the use of such funds to pay Income Fund expenses or to make distributions to partners. At September 30, 1998, the Income Fund had $1,641,160 invested in such short-term investments, as compared to $1,673,869 at December 31, 1997. The funds remaining at September 30, 1998, after the payment of distributions and other liabilities, will be used to meet the Income Fund's working capital and other needs.

   Total liabilities of the Income Fund, including distributions payable, decreased to $980,339 at September 30, 1998, from $1,033,394 at December 31, 1997. The decrease was primarily a result of the payment during 1998 of construction costs accrued for certain restaurant properties at December 31, 1997. We believe that the Income Fund has sufficient cash on hand to meet its current working capital needs.

   Based on cash from operations, and for the nine months ended September 30, 1998, accumulated excess operating reserves, the Income Fund declared distributions to the Limited Partners of $2,790,000 and $2,700,000 for the nine months ended September 30, 1998 and 1997, respectively ($900,000 for each of the quarters ended September 30, 1998 and 1997). This represents distributions of $0.62 and $0.60 per unit for the nine months ended September 30, 1998 and 1997, respectively ($0.20 per unit for each of the quarters ended September 30, 1998 and 1997). No distributions were made to us for the quarters and nine months ended September 30, 1998 and 1997. No amounts distributed to the Limited Partners for the nine months ended September 30, 1998 and 1997, are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions. The Income Fund intends to continue to make distributions of cash available for distribution to the Limited Partners on a quarterly basis.

   The Income Fund's investment strategy of acquiring restaurant properties for cash and leasing them under triple-net leases to operators who generally meet specified financial standards minimizes the Income Fund's operating expenses. We believe that the leases will continue to generate cash flow in excess of operating expenses.

   We have the right, but not the obligation, to make additional capital contributions if we deem it appropriate in connection with the operations of the Income Fund.

 The Years Ended December 31, 1997, 1996 and 1995

   On September 2, 1994, the Income Fund commenced an offering to the public of up to 4,500,000 Units of limited partnership interest. The Income Fund's offering of Units terminated on June 12, 1995, at which time the maximum proceeds of $45,000,000 (4,500,000 Units) had been received from investors. The Income Fund, therefore, will derive no additional capital resources from the offering.

   Net proceeds to the Income Fund from its offering of Units, after deduction of organizational and offering expenses, totaled $39,600,000. As of December 31, 1994, approximately $16,300,000 had been used to invest in 22 restaurant properties (seven of which were undeveloped land on which restaurants were being constructed as of December 31, 1994) and to pay acquisition fees and certain acquisition expenses. During the year ended December 31, 1995, the Income Fund completed construction of the seven restaurant properties acquired in 1994, and acquired 19 additional restaurant properties at a cost of approximately $20,900,000 including acquisition fees and miscellaneous acquisition expenses. As a result of the above transactions, as of December 31, 1995, the Income Fund had acquired 41 restaurant properties and had paid acquisition fees totaling $2,475,000 to one of our affiliates. During the year ended December 31, 1996, the Income Fund used its remaining net offering proceeds to acquire two additional restaurant properties (one of which was undeveloped land on which a restaurant was constructed), and to establish a working capital reserve of approximately $60,000 for Income Fund purposes.

   As a result of the Income Fund's tenant selling its restaurant business located on the Income Fund's restaurant property in Appleton, Wisconsin, in April 1996, the Income Fund sold its restaurant property for $775,000, resulting in a gain for financial reporting purposes of $124,305. This restaurant property was originally acquired by the Income Fund in February 1995 and had a cost of approximately $595,100, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Income Fund sold the restaurant property for approximately $179,900 in excess of its original purchase price. In October 1996, the Income Fund reinvested the net sales proceeds in a Boston Market restaurant property in Fayetteville, North Carolina, as tenants-in-common with one of our affiliates. In connection therewith, the Income Fund and its affiliate entered into an agreement whereby each co-venturer will share in the profits and losses of the restaurant property in proportion to each co-venturer's interest. The Income Fund owns an 80.27% interest in the restaurant property. The sale of the restaurant property in Appleton, Wisconsin, was structured to qualify as a like-kind exchange transaction in accordance with Section 1031 of the Internal Revenue Code. As a result, no gain was recognized for federal income tax purposes. Therefore, the Income Fund was not required to distribute any of the net sales proceeds from the sale of this restaurant property to Limited Partners for the purpose of paying federal and state income taxes.

   In March 1997, the Income Fund sold its restaurant property in Oviedo, Florida, for $620,000 and received net sales proceeds of $610,384, resulting in a gain of $41,148 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in November 1994 and had a cost of approximately $509,700, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Income Fund sold the restaurant property for approximately $100,700 in excess of its original purchase price. In January 1998, the Fund reinvested the net sales proceeds in an IHOP restaurant property in Memphis, Tennessee, as tenants-in-common with affiliates of the general partners. In connection therewith, the Fund and its affiliates entered into an agreement whereby each co-venturer will share in the profits and losses of the restaurant property in proportion to each co-venturers interest. The Fund owns a 40.42% interest in the restaurant property.

   Currently, the Income Fund's primary source of capital is cash from operations (which includes cash received from tenants, distributions from the joint venture and interest received, less cash paid for expenses). Cash from operations was $3,780,424, $3,753,726 and $2,481,395 for the years ended December 31, 1997, 1996 and 1995, respectively. The increase in cash from operations during 1997 and 1996, each as compared to the previous year, is primarily a result of changes in income and expenses as described in "Results of Operations" below and changes in the Income Fund's working capital.

   None of the restaurant properties owned by the Income Fund is or may be encumbered. Subject to certain restrictions on borrowing, however, the Income Fund may borrow funds but will not encumber any of the restaurant properties in connection with any such borrowing. The Income Fund will not borrow for the purpose of returning capital to the Limited Partners. The Income Fund will not borrow under arrangements that would make the Limited Partners liable to creditors of the Income Fund. We further have represented that we will use our reasonable efforts to structure any borrowing so that it will not constitute "acquisition indebtedness" for federal income tax purposes and also will limit the Income Fund's outstanding indebtedness to three percent of the aggregate adjusted tax basis of its restaurant properties. In addition, the Income Fund will not borrow unless it first obtains an opinion of counsel that such borrowing will not constitute acquisition indebtedness. Certain of our affiliates from time to time incur certain operating expenses on behalf of the Income Fund for which the Income Fund reimburses the affiliates without interest.

   Currently, cash reserves and rental income from the Income Fund's restaurant properties are invested in money market accounts or other short-term, highly liquid investments pending the Income Fund's use of such funds to pay Income Fund expenses or to make distributions to partners. At December 31, 1997, the Income Fund had $1,673,869 invested in such short-term investments as compared to $1,546,203 at December 31, 1996. The funds remaining at December 31, 1997, after payment of distributions and other liabilities will be used to meet the Fund's working capital and other needs.

   During 1995, certain of our affiliates incurred on behalf of the Income Fund $258,466 for certain organizational and offering expenses. In addition, during 1996 and 1995, the affiliates incurred on behalf of the Income Fund $9,356 and $97,589, respectively, for certain acquisition expenses during the years ended December 31, 1997, 1996 and 1995, the affiliates incurred and $84,319, $105,144 and $131,272, respectively, for certain operating expenses. As of December 31, 1997 and 1996, the Income Fund owed $3,351 and $2,292, respectively, to related parties for such amounts, accounting and administrative services and management fees. As of February 28, 1998, the Income Fund had reimbursed the affiliates all such amounts. Other liabilities, including distributions payable, decreased to $1,030,043 at December 31, 1997, from $1,108,751 at December 31, 1996, primarily as a result of the payment during the year ended December 31, 1997, of construction costs accrued for certain restaurant properties at December 31, 1996. Other liabilities also decreased due to a decrease in rents paid in advance at December 31, 1997.

   Based on cash from operations, the Income Fund declared distributions to the Limited Partners of $3,600,000, $3,543,751 and $2,437,832 for the years ended December 31, 1997, 1996 and 1995, respectively. This represents distributions of $0.80, $0.79 and $0.61 per Unit for the years ended December 31, 1997, 1996 and 1995, respectively. No amounts distributed to the Limited Partners for the years ended December 31, 1997, 1996 and 1995, are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions.

   We believe that the restaurant properties are adequately covered by insurance. In addition, we have obtained contingent liability and property coverage for the Income Fund. This insurance is intended to reduce the Income Fund's exposure in the unlikely event a tenant's insurance policy lapses or is insufficient to cover a claim relating to the restaurant property.

   Due to low operating expenses and ongoing cash flow, we believe that the Income Fund has sufficient working capital reserves at this time. In addition, because all leases of the Income Fund's restaurant properties are on a triple-net basis, it is not anticipated that a permanent reserve for maintenance and repairs will be established at this time. To the extent, however, that the Income Fund has insufficient funds for such purposes, we will contribute to the Income Fund an aggregate amount of up to one percent of the offering proceeds for maintenance and repairs. We have the right to cause the Income Fund to maintain additional reserves if, in our discretion, we determine such reserves are required to meet the Income Fund's working capital needs.

Results of Operations

 Nine Months Ended September 30, 1998 Compared to the Nine Months Ended September 30, 1997

   During the nine months ended September 30, 1997, the Income Fund owned and leased 42 wholly-owned restaurant properties (including one restaurant property in Oviedo, Florida, which was sold in March 1997), and during the nine months ended September 30, 1998, the Income Fund owned and leased 43 wholly-owned restaurant properties (including two restaurant properties in Madison and Chattanooga, Tennessee exchanged for two restaurant properties in Lawrence, Kansas and Indianapolis, Indiana), to operators of fast-food and family-style restaurant chains. In connection therewith, during the nine months ended September 30, 1998 and 1997, the Income Fund earned $2,975,910 and $3,204,973, respectively, in rental income from operating leases (net of adjustments to accrued rental income) and earned income from direct financing leases from these restaurant properties, $988,282 and $1,064,223 of which was earned during the quarters ended September 30, 1998 and 1997, respectively. The decrease in rental and earned income during the quarter and nine months ended September 30, 1998, as compared to the quarter and nine months ended September 30, 1997, is partially attributable to the fact that in July 1998, the tenant of the restaurant property in Las Vegas, Nevada ceased restaurant operations and vacated the restaurant property. As a result, during the nine months ended September 30, 1998, the Income Fund wrote off approximately $77,300 of accrued rental income (non-cash accounting adjustments relating to the straight-lining of future scheduled rent increases over the lease term in accordance with generally accepted accounting principles) relating to this restaurant property. The Income Fund also established an allowance for doubtful accounts during the nine months ended September 30, 1998, of approximately $47,000 for rental and earned income amounts due from this tenant due to the fact that collection of such amounts is questionable. The Income Fund will continue to pursue the collection of past due amounts and will recognize such amounts as income if collected. We are currently seeking either a new tenant or buyer for this restaurant property. The Income Fund will not recognize any rental and earned income from this restaurant property until a new tenant for this restaurant property is located or until the restaurant property is sold and the proceeds from the sale are reinvested in an additional restaurant property.

   In addition, the decrease in rental and earned income during the quarter and nine months ended September 30, 1998, is partially attributable to the fact that in June 1998, the Income Fund stopped receiving rental income from the tenant, Long John Silver's, Inc, which filed for bankruptcy and rejected the leases relating to two restaurant properties. In addition, during the nine months ended September 30, 1998, the Income Fund wrote off approximately $42,200 of accrued rental income (non-cash accounting adjustment relating to the straight-lining of future scheduled rent increases over the lease term in accordance with generally accepted accounting principles) relating to these two restaurant properties. We are currently seeking either new tenants or purchasers for these restaurant properties. The Income Fund will not recognize any rental and earned income from these restaurant properties until new tenants for these restaurant properties are located or until the restaurant properties are sold and the proceeds from such sales are reinvested in additional restaurant properties.

   In addition, the decrease in rental and earned income during the nine months ended September 30, 1998, is partially the result of a decrease in rental income due to the sale of the restaurant property in Oviedo, Florida, in March 1997. The net sales proceeds were reinvested in a restaurant property in Memphis, Tennessee, with certain of our affiliates as tenants-in-common, resulting in an increase in equity in earnings of joint venture, as described below.

   During the nine months ended September 30, 1997, the Income Fund also owned and leased one restaurant property as tenants-in-common with one of our affiliates and during the nine months ended September 30, 1998, the Income Fund owned and leased one restaurant property indirectly through a joint venture arrangement and two restaurant properties with certain of our affiliates as tenants-in-common. In connection therewith, during the nine months ended September 30, 1998 and 1997, the Income Fund earned $98,414 and $55,126, respectively, attributable to net income earned by these joint ventures, $33,458 and $18,506 of which was earned during the quarters ended September 30, 1998 and 1997, respectively. The increase in net income earned by joint ventures during the quarter and nine months ended September 30, 1998, as compared to the quarter and nine months ended September 30, 1997, is primarily attributable to the fact that in January 1998, the Income Fund reinvested the net sales proceeds it received from the 1997 sale of the restaurant property in Oviedo, Florida, in an IHOP restaurant property in Memphis, Tennessee, with certain of our affiliates as tenants-in-common.

   During at least one of the nine months ended September 30, 1998 and 1997, four restaurant chains, Denny's, Golden Corral Family Steakhouse Restaurant, Jack in the Box, and Boston Market, each accounted for more than 10% of the Income Fund's total rental income (including the Income Fund's share of the rental income from the restaurant properties owned by the unconsolidated joint venture in which the Income Fund is a co-venturer and restaurant properties owned with affiliates as tenants-in-common). It is anticipated that, based on the minimum rental payments required by the leases, Denny's, Golden Corral Family Steakhouse Restaurant and Jack in the Box will continue to contribute more than 10% of the Income Fund's total rental income during the remainder of 1998 and subsequent years. Any failure of these restaurant chains could materially affect the Income Fund's income.

   In October 1998, the tenant of five of the Boston Market restaurant properties (including one restaurant property held as tenants-in-common with one of our affiliates) filed for bankruptcy. If the leases are eventually rejected, the Income Fund anticipates that rental income relating to these restaurant properties will terminate until new tenants or buyers for the restaurant properties are located. However, we do not anticipate that any decrease in rental income due to lost revenues relating to these restaurant properties will have a material effect on the Income Fund's financial position or results of operations.

   Operating expenses, including depreciation and amortization expense, were $644,138 and $606,602 for the nine months ended September 30, 1998 and 1997, respectively, $243,121 and $189,905 of which were incurred for the quarters ended September 30, 1998 and 1997, respectively. The increase in operating expenses during the quarter and nine months ended September 30, 1998, as compared to the quarter and nine months ended September 30, 1997, is partially attributable to the fact that the Income Fund accrued insurance and real estate tax expenses as a result of Long John Silver's, Inc. filing for bankruptcy and rejecting the leases relating to two restaurant properties in June 1998. The Income Fund will continue to incur certain expenses, such as real estate taxes, insurance, and maintenance relating to the restaurant properties until new tenants or purchasers are located. The Income Fund is currently seeking either new tenants or buyers for these restaurant properties.

   In addition, the increase in operating expenses during the quarter and nine months ended September 30, 1998, as compared to the quarter and nine months ended September 30, 1997, is partially attributable to the fact that during the quarter and nine months ended September 30, 1998, the Income Fund recorded approximately $13,100 in real estate tax expense, due to the fact that in October 1998, the tenant of five Boston Market restaurant properties (including one restaurant property held as tenants-in-common with certain of our affiliates) filed for bankruptcy, as described above. If the tenant decides to reject the leases, the Income Fund will continue to incur certain expenses, such as real estate taxes, insurance and maintenance until new tenants or buyers for the restaurant properties are located. If the tenant does not reject the leases, the Income Fund does not anticipate incurring such expenses in future periods.

   As a result of the sale of the restaurant property in Oviedo, Florida, in 1997 the Income Fund recognized a gain for financial reporting purposes of $41,148 during the nine months ended September 30, 1997. No restaurant properties were sold during the nine months ended September 30, 1998.

   During the quarter and nine months ended September 30, 1998, the Income Fund established an allowance for loss on land and building of $204,399 for financial reporting purposes relating to the restaurant property in Celina, Ohio. The loss represents the difference between the restaurant property's carrying value at September 30, 1998 and the current estimate of net realizable value at September 30, 1998 for this restaurant property. No such allowance was established during the quarter and nine months ended September 30, 1998.

 The Years Ended December 31, 1997, 1996 and 1995

   The Income Fund owned and leased 41 wholly-owned restaurant properties during 1995, 43 wholly-owned restaurant properties (including one restaurant property in Appleton, Wisconsin, which was sold in April 1996) during 1996, and 42 wholly-owned restaurant properties (including one restaurant property in Oviedo, Florida, which was sold in March 1997) during 1997. In addition, during 1997 and 1996, the Income Fund owned and leased one restaurant property with an affiliate, as tenants-in-common. As of December 31, 1997, the Income Fund owned, either directly or through a joint venture arrangement, 42 restaurant properties which are subject to long-term, triple-net leases that provide for minimum base annual rental amounts (payable in monthly installments) ranging from approximately $21,600 to $220,600. All of the leases provide for percentage rent based on sales in excess of a specified amount. In addition, the majority of the leases provide that, commencing in specified lease years (generally the sixth lease year), the annual base rent required under the terms of the lease will increase.

   During the years ended December 31, 1997, 1996 and 1995, the Income Fund earned $4,266,069, $4,297,558 and $2,698,956, respectively, in rental income from operating leases and earned income from direct financing leases from restaurant properties wholly-owned by the Income Fund. The decrease in rental and earned income during 1997, as compared to 1996, is primarily attributable to the sale of the restaurant property in Oviedo, Florida in March 1997 and the sale of the restaurant property in Appleton Wisconsin in April 1996. The decrease during 1997 as compared to 1996 is partially offset by the acquisition of two additional restaurant properties in 1996 that were operational for a full year in 1997, as compared to a partial year in 1996. The increase in rental and earned income during 1996, as compared to 1995, is primarily attributable to the acquisition of additional restaurant properties in 1995, and the fact that, with the exception of one restaurant property sold in April 1996, the restaurant properties owned at December 31, 1995, were operational for a full year in 1996, as compared to a partial year in 1995.

   During the years ended December 31, 1997 and 1996, the Income Fund earned $35,604 and $37,600 in contingent rental income as a result of the gross sales of three restaurant properties meeting the threshold during 1997 and 1996, under the terms of their leases requiring payment of contingent rental income.

   In addition, for the years ended December 31, 1997 and 1996, the Income Fund earned $73,507 and $19,668 attributable to net income earned by a joint venture as a result of the Income Fund reinvesting the net sales proceeds it received from the sale of the restaurant property in Appleton, Wisconsin, in a restaurant property in Fayetteville, North Carolina, in October 1996, with an affiliate, as tenants-in-common. The increase in net income earned by this joint venture during 1997, as compared to 1996, is primarily attributable to the fact that the restaurant property was operational for a full year in 1997, as compared to a partial year in 1996.

   During at least one of the years ended December 31, 1997, 1996 and 1995, four lessees of the Income Fund, Golden Corral Corporation, Foodmaker, Inc., Checkers Drive-In Restaurants, Inc. and DenAmerica Corp. each contributed more than 10% of the Income Fund's total rental income (including the Income Fund's share of rental income from the restaurant property owned with an affiliate as tenants-in-common). As of December 31, 1997, Golden Corral Corporation was the lessee under leases relating to six restaurants, Foodmaker, Inc. was the lessee under leases relating to five restaurants, Checkers Drive-In Restaurants, Inc. was the lessee under leases relating to seven restaurants, and DenAmerica Corp. was the lessee under leases relating to eight restaurants. It is anticipated that, based on the minimum rental payments required by the leases, Golden Corral Corporation, Foodmaker, Inc. and DenAmerica Corp. each will continue to contribute more than 10% of the Income Fund's total rental income in 1998 and subsequent years. In addition, during at least one of the years ended December 31, 1997, 1996 and 1995, five restaurant chains, Golden Corral, Jack in the Box, Checkers Drive-In Restaurants, Long John Silver's and Denny's each accounted for more than 10% of the Income Fund's total rental income (including the Income Fund's share of rental income from the restaurant property owned with an affiliate as tenants-in-common). In subsequent years, it is anticipated that Golden Corral, Jack in the Box and Denny's each will continue to account for more than 10% of the total rental income to which the Income Fund is entitled under the terms of the leases. Any failure of these lessees or restaurant chains could materially affect the Income Fund's income.

   During the years ended December 31, 1997, 1996 and 1995, the Income Fund also earned $73,634, $75,160 and $321,137, respectively, in interest income from investments in money market accounts or other short-term, highly liquid investments. The decrease in interest income during 1996, as compared to 1995, is primarily attributable to the decrease in the amount of funds invested in short-term liquid investments as a result of the acquisition of additional restaurant properties during 1995 and the payment during 1996 of construction costs accrued for certain restaurant properties at December 31, 1995.

   Operating expenses, including depreciation and amortization expense, were $836,815, $814,325 and $592,800 for the years ended December 31, 1997, 1996 and
1995, respectively. The increase in operating expenses during 1997 and 1996, each as compared to the previous year, is partially attributable to an increase in depreciation expense as the result of the acquisition of additional restaurant properties during 1996 and 1995, and the fact that the restaurant properties acquired during 1996 and 1995 were operational for a full year in 1997 and 1996, respectively, as compared to a partial year in 1996 and 1995, respectively. Operating expenses also increased during 1997 and 1996, each as compared to the previous year, as a result of the Income Fund incurring additional taxes relating to the filing of various state tax returns during 1997 and 1996.

   As a result of the sale of the restaurant property in Oviedo, Florida, as described above in "Liquidity and Capital Resources," the Income Fund recognized a gain of $41,148 for financial reporting purposes, for the year ended December 31, 1997. As a result of the sale of the restaurant property in Appleton, Wisconsin, as described in "Liquidity and Capital Resources," the Income Fund recognized a gain for financial reporting purposes of $124,305 for the year ended December 31, 1996. No restaurant properties were sold during 1995.

General

   In May 1998, the Financial Accounting Standards Board reached a consensus in EITF 98-9, entitled "Accounting for Contingent Rent in the Interim Financial Periods." Adoption of the consensus did not have a material effect on the Income Fund's financial position or results of operations.

   The Income Fund's leases as of September 30, 1998, are triple-net leases and contain provisions that we believe mitigate the adverse effect of inflation. Such provisions include clauses requiring the payment of percentage rent based on certain restaurant sales above a specified level and/or automatic increases in base rent at specified times during the term of the lease. Management expects that increases in restaurant sales volumes due to inflation and real sales growth should result in an increase in rental income over time. Continued inflation also may cause capital appreciation of the Income Fund's restaurant properties. Inflation and changing prices, however, also may have an adverse impact on the sales of the restaurants and on potential capital appreciation of the restaurant properties.

   The Year 2000 problem is the result of information technology systems and embedded systems (products which are made with microprocessor (computer) chips such as HVAC systems, physical security systems and elevators) using a two-digit format, as opposed to four digits, to indicate the year. Such information technology and embedded systems may be unable to properly recognize and process date-sensitive information beginning January 1, 2000.

   The Income Fund does not have any information technology systems. Certain of our affiliates provide all services requiring the use of information technology systems pursuant to a management agreement with the Income Fund. The maintenance of embedded systems, if any, at the Income Fund's properties is the responsibility of the tenants of the properties in accordance with the terms of the Income Fund's leases. We and our affiliates have established a team dedicated to reviewing the internal information technology systems used in the operation of the Income Fund, and the information technology and embedded systems and the Year 2000 compliance plans of the Income Fund's tenants, significant suppliers, financial institutions and transfer agent.

   The information technology infrastructure of our affiliates consists of a network of personal computers and servers that were obtained from major suppliers. The affiliates utilize various administrative and financial software applications on that infrastructure to perform the business functions of the Income Fund. Our inability and that of our affiliates to identify and timely correct material Year 2000 deficiencies in the software and/or infrastructure could result in an interruption in, or failure of, certain of the Income Fund's business activities or operations. Accordingly, we and our affiliates have requested and are evaluating documentation from the suppliers of the affiliates regarding the Year 2000 compliance of their products that are used in the business activities or operations of the Income Fund. The costs expected to be incurred by us and our affiliates to become Year 2000 compliant will be incurred by us and our affiliates; therefore, these costs will have no impact on the Income Fund's financial position or results of operations.

   The Income Fund has material third party relationships with its tenants, financial institutions and transfer agent. The Income Fund depends on its tenants for rents and cash flows, its financial institutions for availability of cash and its transfer agent to maintain and track investor information. If any of these third parties are unable to meet their obligations to the Income Fund because of the Year 2000 deficiencies, such a failure may have a material impact on the Income Fund. Accordingly, we have requested and are evaluating documentation from the Income Fund's tenants, financial institutions, and transfer agent relating to their Year 2000 compliance plans. At this time, we have not yet received sufficient certifications to be assured that the tenants, financial institutions, and transfer agent have fully considered and mitigated any potential material impact of the Year 2000 deficiencies. Therefore, we do not, at this time, know of the potential costs to the Income Fund of any adverse impact or effect of any Year 2000 deficiencies by these third parties.

   We currently expect that all Year 2000 compliance testing and any necessary remedial measures on the information technology systems used in the business activities and operations of the Income Fund will be completed prior to June 30, 1999. Based on the progress we and our affiliates have made in identifying and addressing the Income Fund's Year 2000 issues and the plan and timeline to complete the compliance program, we do not foresee significant risks associated with the Income Fund's Year 2000 compliance at this time. Because we and our affiliates are still evaluating the status of the systems used in business activities and operations of the Income Fund and the systems of the third parties with which the Income Fund conducts its business, we have not yet developed a comprehensive contingency plan and are unable to identify "the most reasonably likely worst case scenario" at this time. As we identify significant risks related to the Income Fund's Year 2000 compliance or if the Income Fund's Year 2000 compliance program's progress deviates substantially from the anticipated timeline, we will develop appropriate contingency plans.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
            AND RESULTS OF OPERATIONS OF CNL INCOME FUND XVII, LTD.

Introduction

   The Income Fund is a Florida limited partnership that was organized on February 10, 1995, to acquire for cash, either directly or through joint venture arrangements, both newly constructed and existing restaurant properties, as well as land upon which restaurants are to be constructed, to be leased primarily to operators of national and regional fast-food, family-style and casual dining restaurant chains. The leases are triple-net leases, with the lessee generally responsible for all repairs and maintenance, property taxes, insurance and utilities. As of September 30, 1998, the Income Fund owned 28 restaurant properties, which includes three restaurant properties owned by joint ventures in which the Income Fund is a co-venturer and three restaurant properties owned with affiliates as tenants-in-common.

Liquidity and Capital Resources

   Nine Months Ended September 30, 1998 Compared to the Nine Months Ended September 30, 1997

   The Income Fund's primary source of capital is cash from operations (which includes cash received from tenants, distributions from joint ventures, and interest and other income received, less cash paid for expenses). Cash from operations was $1,881,998 and $1,912,554 for the nine months ended September 30, 1998 and 1997, respectively. The decrease in cash from operations for the nine months ended September 30, 1998, as compared to the nine months ended September 30, 1997, is primarily a result of changes in the Income Fund's working capital.

   Other sources and uses of capital included the following during the nine months ended September 30, 1998.

   In September 1997, the Income Fund entered into a joint venture arrangement, CNL Kingston Joint Venture, with an affiliate of the Income Fund which has the same general partners, to construct and hold one restaurant property. As of September 30, 1998, the Income Fund had contributed $311,048 to the joint venture. Construction of the restaurant was completed in January 1998, and as of September 30, 1998, the Income Fund owned a 60.06% interest in the profits and losses of the joint venture.

   In addition, during the nine months ended September 30, 1998, the Income Fund received $306,100 from the developer of the restaurant properties in Aiken, South Carolina and Weatherford, Texas. This represents a reimbursement from the developer upon final reconciliation of total construction costs, to the total construction costs funded by the Income Fund in accordance with the development agreement.

   Currently, rental income from the Income Fund's restaurant properties is invested in money market accounts or other short-term, highly liquid investments pending the Income Fund's use of such funds to pay Income Fund expenses or to make distributions to partners. At September 30, 1998, the Income Fund had $1,462,427 invested in such short-term investments, as compared to $1,238,799 at December 31, 1997. The funds remaining at September 30, 1998, after the payment of distributions and other liabilities, will be used to meet the Income Fund's working capital and other needs.

   Total liabilities of the Income Fund, including distributions payable, decreased to $720,196 at September 30, 1998, from $765,083 at December 31, 1997. We believe that the Income Fund has sufficient cash on hand to meet its current working capital needs.

   Based on cash from operations, the Income Fund declared distributions to the Limited Partners of $1,800,000 and $1,687,500 for the nine months ended September 30, 1998 and 1997, respectively ($600,000 for each of the quarters ended September 30, 1998 and 1997). This represents distributions of $0.60 and $0.56 per Unit for the nine months ended September 30, 1998 and 1997, respectively ($0.20 per Unit for each of the quarters ended September 30, 1998 and 1997). No distributions were made to the general partners for the quarters and nine months ended September 30, 1998 and 1997. No amounts distributed to the Limited Partners for the nine months ended September 30, 1998 and 1997, are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions. The Income Fund intends to continue to make distributions of cash available for distribution to the Limited Partners on a quarterly basis.

   The Income Fund's investment strategy of acquiring restaurant properties for cash and leasing them under triple-net leases to operators who generally meet specified financial standards minimizes the Income Fund's operating expenses. We believe that the leases will continue to generate cash flow in excess of operating expenses.

   We have the right, but not the obligation, to make additional capital contributions if we deem it appropriate in connection with the operations of the Income Fund.

   The Years Ended December 31, 1997, 1996 and 1995

   On September 2, 1995, the Income Fund commenced an offering to the public of up to 3,000,000 Units of Limited Partnership interest. The Income Fund's offering of Units terminated on September 19, 1996, at which time the maximum proceeds of $30,000,000 (3,000,000 Units) had been received from investors. The Income Fund, therefore, will derive no additional capital resources from the offering.

   Net proceeds to the Income Fund from its offering of Units, after deduction of organizational and offering expenses, totaled $26,400,000. As of December 31, 1995, approximately $1,539,000 had been used to invest in one restaurant property and to pay acquisition fees and certain acquisition expenses. During 1996, the Income Fund acquired 23 additional restaurant properties, including one restaurant property owned by a joint venture in which the Income Fund is a co-venturer and one restaurant property, owned with an affiliate, as tenants-in-common, at a cost of approximately $23,406,500, including acquisition fees and miscellaneous acquisition expenses. During 1997, the Income Fund used the majority of its remaining net offering proceeds to acquire two additional restaurant properties, as tenants-in-common, with certain of our affiliates. In addition, the Income Fund entered into two joint ventures, CNL Mansfield Joint Venture and CNL Kingston Joint Venture, with certain of our affiliates, to own an approximate 21% interest and 60.06% interest, respectively, in two restaurant properties. As a result of the above transactions, as of December 31, 1997, the Income Fund had acquired 28 restaurant properties, including three restaurant properties owned by joint ventures in which the Income Fund is a co-venturer and three restaurant properties owned with affiliates as tenants-in-common, and had paid acquisition fees totaling $1,350,000 to one of our affiliates. The remaining net offering proceeds of approximately $258,000 from the Income Fund's offering of Units were reserved for Income Fund purposes.

   Until restaurant properties were acquired by the Income Fund, all Income Fund proceeds were held in short-term, highly liquid investments which we believed to have appropriate safety of principal. This investment strategy provided high liquidity in order to facilitate the Income Fund's use of these funds to acquire restaurant properties at such time as restaurant properties suitable for acquisition were located.

   Currently, the Income Fund's primary source of capital is cash from operations (which includes cash received from tenants, distributions from the joint ventures and interest received, less cash paid for expenses). Cash from operations was $2,495,114, $1,232,948 and $9,012 for the years ended December 31, 1997 and 1996 and the period February 10, 1995 (date of inception) through December 31, 1995, respectively. The increase in cash from operations during 1997 and 1996, each as compared to the previous year, is primarily a result of changes in income and expenses as described in "Results of Operations" below.

   None of the restaurant properties owned by the Income Fund is or may be encumbered. Subject to certain restrictions on borrowing, however, the Income Fund may borrow funds but will not encumber any of the restaurant properties in connection with any such borrowing. The Income Fund will not borrow for the purpose of returning capital to the Limited Partners. The Income Fund will not borrow under arrangements that would make the Limited Partners liable to creditors of the Income Fund. We further have represented that we will use our reasonable efforts to structure any borrowing so that it will not constitute "acquisition indebtedness" for federal income tax purposes and also will limit the Income Fund's outstanding indebtedness to three percent of the aggregate adjusted tax basis of its restaurant properties. In addition, the Income Fund will not borrow unless it first obtains an opinion of counsel that such borrowing will not constitute acquisition indebtedness. Certain of our affiliates from time to time incur certain operating expenses on behalf of the Income Fund for which the Income Fund reimburses the affiliates without interest.

   Currently, rental income from the Income Fund's restaurant properties and cash reserves are invested in money market accounts or other short-term, highly liquid investments pending the Income Fund's use of such funds to pay Income Fund expenses or to make distributions to partners. At December 31, 1997, the Income Fund had $1,238,799 invested in such short-term investments as compared to $4,716,719 at December 31, 1996. The decrease in the amount invested in short-term investments during 1997, as compared to 1996, is primarily a result of the payment of construction costs during 1997 relating to the restaurant properties that were under construction at December 31, 1996 and the acquisition of additional restaurant properties through joint ventures and with certain of our affiliates as tenants-in-common during 1997. The funds remaining at December 31, 1997, after payment of distribution and other liabilities, were used during 1998 to meet the Income Fund's working capital and other needs.

   During the year ended December 31, 1996 and the period February 10, 1995 (date of inception) through December 31, 1995, certain of our affiliates incurred on behalf of the Income Fund $231,885 and $356,450, respectively, for certain organizational and offering expenses. In addition, during the years ended December 31, 1997 and 1996 and the period February 10, 1995 (date of inception) through December 31, 1995, the affiliates incurred on behalf of the Income Fund $11,262, $69,835 and $30,424, respectively, for certain acquisition expenses and $59,451, $64,906 and $790, respectively, for certain operating expenses. As of December 31, 1997 and 1996, the Income Fund owed $2,875 and $17,153, respectively, to related parties for such amounts, accounting and administrative services and management fees. As of February 28, 1998, the Income Fund had reimbursed the affiliates all such amounts. Other liabilities, including distributions payable, decreased to $865,877 at December 31, 1997, from $2,197,032 at December 31, 1996, as a result of the payment during 1997, of construction costs accrued for certain restaurant properties at December 31, 1996. The decrease is partially offset by an increase in distributions payable to the Limited Partners and an increase in deferred rental income at December 31, 1997.

   Based on cash from operations, the Income Fund declared distributions to the Limited Partners of $2,287,500, $1,166,689 and $28,275 for the years ended December 31, 1997 and 1996 and the period February 10, 1995 (date of inception) through December 31, 1995, respectively. This represents distributions of $0.76, $0.55 and $0.08 per Unit for the years ended December 31, 1997 and 1996 and the period February 10, 1995 (date of inception) through December 31, 1995, respectively. No amounts distributed or to be distributed to the Limited Partners for the years ended December 31, 1997 and 1996 and the period February 10, 1995 (date of inception) through December 31, 1995, are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions.

   We believe that the restaurant properties are adequately covered by insurance. In addition, we have obtained contingent liability and property coverage for the Income Fund. This insurance is intended to reduce the Income Fund's exposure in the event a tenant's insurance policy lapses or is insufficient to cover a claim relating to the restaurant properties.

   Due to low operating expenses and ongoing cash flow, we do not believe that working capital reserves are necessary at this time. In addition, because all leases of the Income Fund's restaurant properties are on a triple-net basis, it is not anticipated that a permanent reserve for maintenance and repairs is necessary at this time. To the extent, however, that the Income Fund has insufficient funds for such purposes, we will contribute to the Income Fund an aggregate amount of up to one percent of the offering proceeds for maintenance and repairs. We have the right to cause the Income Fund to maintain reserves if, in our discretion, we determine such reserves are required to meet the Income Fund's working capital needs.

Results of Operations

   Nine Months Ended September 30, 1998 Compared to the Nine Months Ended September 30, 1997

   During the nine months ended September 30, 1998 and 1997, the Income Fund and its consolidated joint venture, CNL/GC El Cajon Joint Venture, owned and leased 23 wholly-owned restaurant properties, to operators of fast-food and family-style restaurant chains. In connection therewith, during the nine months ended September 30, 1998 and 1997, the Income Fund earned $2,114,810 and $1,951,596, respectively, in rental income from operating leases and earned income from direct financing leases from these restaurant properties, $697,907 and $715,430 of which was earned during the quarters ended September 30, 1998 and 1997, respectively. The increase in rental and earned income during the nine months ended September 30, 1998, as compared to the nine months ended September 30, 1997, is primarily attributable to the fact that two restaurant properties were operational for only a partial nine months ended September 30, 1997, as compared to a full nine months ended September 30, 1998, due to acquisitions by the Income Fund during 1997.

   The decrease in rental and earned income during the quarter ended September 30, 1998, as compared to the quarter ended September 30, 1997, is primarily attributable to a decrease in rental income due to the fact that during 1998, the Income Fund reduced the monthly base rental income due from the tenants of the restaurant properties in Aiken, South Carolina and Weatherford, Texas, as a result of receiving reimbursements of construction costs from the developer, as described above in "Liquidity and Capital Resources."

   In October 1998, the tenant of three Boston Market restaurant properties filed for bankruptcy. If the leases are eventually rejected, the Income Fund anticipates that rental income relating to these restaurant properties will terminate until a new tenant for these restaurant properties is located or until the restaurant properties are sold and the proceeds from such sales are reinvested in additional restaurant properties. However, we do not anticipate that any decrease in rental income due to lost revenues relating to these restaurant properties will have a material effect on the Income Fund's financial position or results of operations.

   In addition, during the nine months ended September 30, 1998 and 1997, the Income Fund also owned and leased three restaurant properties with affiliates as tenants-in-common and two restaurant properties indirectly through joint venture arrangements. In connection therewith, during the quarters and nine months ended September 30, 1998 and 1997, the Income Fund earned $105,321 and $71,795, respectively, attributable to net income earned by these joint ventures, $35,536 and $26,437 of which were earned during the quarters ended September 30, 1998 and 1997, respectively. The increase in net income earned by these joint ventures is primarily due to the fact that the restaurant properties owned by the joint ventures and the restaurant properties held as tenants-in-common with certain of our affiliates, were operational for the full quarter and nine months ended September 30, 1998, as compared to a partial quarter and nine months ended September 30, 1997.

   During at least one of the nine months ended September 30, 1998 and 1997, five lessees of the Income Fund, Golden Corral Corporation, National Restaurant Enterprises, Inc., DenAmerica Corp., Foodmaker, Inc., and San Diego Food Holdings, Inc. each contributed more than 10% of the Income Fund's total rental and earned income (including the Income Fund's share of total rental and earned income from joint ventures and properties held as tenants-in-common). As of September 30, 1998, Golden Corral Corporation, and National Restaurant Enterprises, Inc., were each lessees under leases relating to three restaurants, DenAmerica Corporation and Foodmaker, Inc., were each lessees under leases relating to four restaurants and San Diego Holdings, Inc. was the lessee under a lease relating to one restaurant. It is anticipated that, based on the minimum rental payments required by the leases, these tenants will each continue to contribute more than 10% of the Income Fund's total rental income during the remainder of 1998 and subsequent years. Any failure of these lessees could materially affect the Income Fund's income.

   Operating expenses, including depreciation and amortization expense, were $427,437 and $431,363 for the nine months ended September 30, 1998 and 1997, respectively, of which $157,067 and $139,928 were incurred for the quarters ended September 30, 1998 and 1997, respectively. The decrease in operating expenses during the nine months ended September 30, 1998, as compared to the nine months ended September 30, 1997, is primarily attributable to a decrease in administrative expenses, which includes services related to accounting; financial, tax and regulatory compliance and reporting; lease and loan compliance; Limited Partner distributions and reporting; and investor relations. In addition, operating expenses also decreased for the nine month period ended September 30, 1998, due to a decrease in depreciation expense as a result of the reimbursement from the developer of construction costs relating to the restaurant properties in Aiken, South Carolina and Weatherford, Texas, as described above in "Liquidity and Capital Resources."

   The decrease in operating expenses during the nine months ended September 30, 1998, as compared to the nine months ended September 30, 1997, was partially offset by, and the increase during the quarter ended September 30, 1998, as compared to the quarter ended September 30, 1997, was partially attributable to, the fact that the Income Fund accrued insurance and real estate taxes as a result of the tenant of three Boston Market restaurant properties filing for bankruptcy, as described above. If the tenant decides to reject the leases, the Income Fund will continue to incur certain expenses, such as real estate taxes, insurance and maintenance until a new tenant or buyer for these restaurant properties is located.

   The Years Ended December 31, 1997, 1996 and 1995

   No significant operations commenced until the Income Fund received the minimum offering proceeds of $1,500,000 on November 3, 1995.

   The Income Fund owned and leased one wholly-owned restaurant property during 1995 and 22 wholly-owned restaurant properties during 1996 and 1997. During 1996, the Income Fund owned and leased one restaurant property through a joint venture arrangement in which the Income Fund is a co-venturer, and owned and leased one restaurant property with one of our affiliates, as tenants-in-common. During 1997 the Income Fund was a co-venturer in three joint ventures that each owned and leased one restaurant property and also owned and leased three restaurant properties with certain of our affiliates, as tenants-in-common. As of December 31, 1997, the Income Fund owned, either directly or through joint venture arrangements, 28 restaurant properties which are subject to long-term, triple-net leases. The leases of the restaurant properties provide for minimum base annual rental payments (payable in monthly installments) ranging from approximately $66,200 to $248,700. All of the leases provide for percentage rent based on sales in excess of a specified amount. In addition, the majority of the leases provide that, commencing in specified lease years (generally the sixth lease year), the annual base rent required under the terms of the lease will increase.

   During the years ended December 31, 1997 and 1996, the Income Fund and its consolidated joint venture, CNL/GC El Cajon Joint Venture, earned $2,642,743 and $1,185,279, respectively, in rental income from operating leases and earned income from direct financing leases. The increase in rental and earned income during 1997, as compared to 1996, is primarily attributable to the fact that the majority of the restaurant properties were operational for a full year in 1997, as compared to a partial year in 1996. In addition, for the years ended December 31, 1997 and 1996, the Income Fund earned $100,918 and $4,834, respectively, attributable to net income earned by unconsolidated joint ventures in which the Income Fund is a co-venturer. The increase in net income earned by unconsolidated joint ventures during 1997, as compared to 1996, is primarily attributable to the Income Fund investing in two restaurant properties with certain of our affiliates as tenants-in-common and in two joint ventures in which the Income Fund is a co-venturer, during 1997, as described above in "Liquidity and Capital Resources." Net income earned by joint ventures is expected to increase in 1998 as the restaurant properties owned by the joint ventures or with affiliates as tenants-in-common will be operational for a full year during 1998 as compared to a partial year during 1997.

   During at least one of the years ended December 31, 1997 and 1996 and the period February 10, 1995 (date of inception) through December 31, 1995, five lessees, or group of affiliated lessees, of the Income Fund, (i) Golden Corral Corporation, (ii) National Restaurant Enterprises, Inc., (iii) DenAmerica Corp.
(iv) RTM Indianapolis, Inc. and RTM Southwest Texas, Inc., (hereinafter referred to as RTM, Inc.) and (v) Foodmaker, Corp., each contributed more than 10% of the Income Fund's total rental income (including rental and earned income from the Income Fund's consolidated joint venture and the Income Fund's share of rental income from two restaurant properties owned by unconsolidated joint venture and three restaurant properties owned with separate affiliates as tenants-in-common). As of December 31, 1997, RTM, Inc., Golden Corral Corporation and National Restaurant Enterprises, Inc., were each lessee under leases relating to three restaurants and DenAmerica Corp. and Foodmaker, Inc., were each the lessee under leases relating to four restaurants. It is anticipated that based on the minimum rental payments required by the leases, Golden Corral Corporation, National Restaurant Enterprises, Inc., DenAmerica Corp. and Foodmaker, Inc. each will contribute more than 10% of the Income Fund's total rental income in 1998 and subsequent years. In addition, six restaurant chains, Golden Corral, Arby's, Denny's, Burger King, Jack in the Box and Boston Market each accounted for more than 10% of the Income Fund's total rental income during at least one of the years ended December 31, 1997 and 1996 and the period February 10, 1995 (date of inception) through December 31, 1995 (including rental and earned income from the Income Fund's consolidated joint venture, the Income Fund's share of rental income from two restaurant properties owned by unconsolidated joint ventures and three restaurant properties owned with certain of our affiliates as tenants-in-common). In subsequent years, it is anticipated that Golden Corral, Jack in the Box, Burger King and Boston Market, each will contribute more than 10% of the Income Fund's rental income to which the Income Fund is entitled under the terms of the leases. Any failure of these lessees or restaurant chains could materially adversely affect the Income Fund's income.

   During the years ended December 31, 1997 and 1996 and the period February 10, 1995 (date of inception) through December 31, 1995, the Income Fund also earned $69,779, $244,406 and $12,153, respectively, in interest income from investments in money market accounts or other short-term, highly liquid investments. The decrease in interest income during 1997, as compared to 1996, is primarily attributable to the decrease in the amount of funds invested in short-term, liquid investments due to the payment during 1997, of construction costs accrued at December 31, 1996, the acquisition of two restaurant properties as tenants-in-common with affiliates, and as a result of acquiring interests in two joint ventures as described above in "Liquidity and Capital Resources." The increase in interest income during 1996, as compared to 1995, was primarily attributable to an increase in the amount of funds invested in short-term liquid investments as a result of additional Limited Partner contributions during 1996.

   Operating expenses, including depreciation and amortization expense, were $569,157, $348,744 and $3,802 for the years ended December 31, 1997 and 1996 and the period February 10, 1995 (date of inception) through December 31, 1995, respectively. The increase in operating expenses during 1996, as compared to 1995, is primarily attributable to an increase in depreciation expense as the result of the acquisition of additional restaurant properties during 1996. The increase during 1997, as compared to 1996, is primarily attributable to the fact that the restaurant properties acquired during 1996 were operational for a full year in 1997, as compared to a partial year during 1996. In addition, operating expenses increased during 1997 and 1996, each as compared to the previous year, as a result of an increase in management fees derived from the increased rental revenues, as described above. Operating expenses also increased during 1997, as compared to 1996, as a result of the Income Fund incurring taxes relating to the filing of various state tax returns during 1997. Operating expenses also increased during 1996, as compared to 1995, as a result of an increase in administrative expenses associated with operating the Income Fund and its restaurant properties.

General

   In May 1998, the Financial Accounting Standards Board reached a consensus in EITF 98-9, entitled "Accounting for Contingent Rent in the Interim Financial Periods." Adoption of this consensus did not have a material effect on the Income Fund's financial position or results of operations.

   The Income Fund's leases as of September 30, 1998, are triple-net leases and contain provisions that we believe mitigate the adverse effect of inflation. Such provisions include clauses requiring the payment of percentage rent based on certain restaurant sales above a specified level and/or automatic increases in base rent at specified times during the term of the lease. Management expects that increases in restaurant sales volume due to inflation and real sales growth should result in an increase in rental income over time. Continued inflation also may cause capital appreciation of the Income Fund's restaurant properties. Inflation and changing prices, however, also may have an adverse impact on the sales of the restaurants and on potential capital appreciation of the restaurant properties.

   The Year 2000 problem is the result of information technology systems and embedded systems (products which are made with microprocessor (computer) chips such as HVAC systems, physical security systems and elevators) using a two-digit format, as opposed to four digits, to indicate the year. Such information technology and embedded systems may be unable to properly recognize and process date-sensitive information beginning January 1, 2000.

   The Income Fund does not have any information technology systems. Certain of our affiliates provide all services requiring the use of information technology systems pursuant to a management agreement with the Income Fund. The maintenance of embedded systems, if any, at the Income Fund's properties is the responsibility of the tenants of the properties in accordance with the terms of the Income Fund's leases. We and our affiliates have established a team dedicated to reviewing the internal information technology systems used in the operation of the Income Fund, and the information technology and embedded systems and the Year 2000 compliance plans of the Income Fund's tenants, significant suppliers, financial institutions and transfer agent.

   The information technology infrastructure of the affiliates of we consists of a network of personal computers and servers that were obtained from major suppliers. The affiliates utilize various administrative and financial software applications on that infrastructure to perform the business functions of the Income Fund. Our inability and that of our affiliates to identify and timely correct material Year 2000 deficiencies in the software and/or infrastructure could result in an interruption in, or failure of, certain of the Income Fund's business activities or operations. Accordingly, we and our affiliates have requested and are evaluating documentation from the suppliers of the affiliates regarding the Year 2000 compliance of their products that are used in the business activities or operations of the Income Fund. The costs expected to be incurred by we and our affiliates to become Year 2000 compliant will be incurred by the general partners and affiliates; therefore, these costs will have no impact on the Income Fund's financial position or results of operations.

   The Income Fund has material third party relationships with its tenants, financial institutions and transfer agent. The Income Fund depends on its tenants for rents and cash flows, its financial institutions for availability of cash and its transfer agent to maintain and track investor information. If any of these third parties are unable to meet their obligations to the Income Fund because of the Year 2000 deficiencies, such a failure may have a material impact on the Income Fund. Accordingly, we have requested and are evaluating documentation from the Income Fund's tenants, financial institutions, and transfer agent relating to their Year 2000 compliance plans. At this time, we have not yet received sufficient certifications to be assured that the tenants, financial institutions, and transfer agent have fully considered and mitigated any potential material impact of the Year 2000 deficiencies. Therefore, we do not, at this time, know of the potential costs to the Income Fund of any adverse impact or effect of any Year 2000 deficiencies by these third parties.

   We currently expect that all Year 2000 compliance testing and any necessary remedial measures on the information technology systems used in the business activities and operations of the Income Fund will be completed prior to June 30, 1999. Based on the progress we and our affiliates have made in identifying and addressing the Income Fund's Year 2000 issues and the plan and timeline to complete the compliance program, we do not foresee significant risks associated with the Income Fund's Year 2000 compliance at this time. Because we and our affiliates are still evaluating the status of the systems used in business activities and operations of the Income Fund and the systems of the third parties with which the Income Fund conducts its business, we have not yet developed a comprehensive contingency plan and are unable to identify "the most reasonably likely worst case scenario" at this time. As we identify significant risks related to the Income Fund's Year 2000 compliance or if the Income Fund's Year 2000 compliance program's progress deviates substantially from the anticipated timeline, we will develop appropriate contingency plans.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
           AND RESULTS OF OPERATIONS OF CNL INCOME FUND XVIII, LTD.

Introduction

   The Income Fund is a Florida limited partnership that was organized on February 10, 1995, to acquire for cash, either directly or through joint venture arrangements, both newly constructed and existing restaurant properties, as well as land upon which restaurants are to be constructed, which are leased primarily to operators of selected national and regional fast-food, family-style and casual dining restaurant chains. The leases are triple-net leases, with the lessee generally responsible for all repairs and maintenance, property taxes, insurance and utilities. As of September 30, 1998, the Income Fund owned 24 restaurant properties, which included one restaurant property owned by a joint venture in which the Income Fund is a co-venturer.

Liquidity and Capital Resources

  Nine Months Ended September 30, 1998 Compared to the Nine Months Ended September 30, 1997

   On September 20, 1996, the Income Fund commenced an offering to the public of up to 3,500,000 Units of limited partnership interest pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, effective August 11, 1995. The Income Fund's offering of Units terminated on February 6, 1998 at which time the maximum offering proceeds of 3,500,000 Units ($35,000,000) had been received from investors. The Income Fund therefore will derive no additional capital resources from the offering.

   As of September 30, 1998, net proceeds to the Income Fund from its offering of units, after deduction of organizational and offering expenses, totaled $30,800,000. Of this amount, approximately $29,855,600 had been used to invest or committed for investment in 24 restaurant properties, including one restaurant property owned by a joint venture in which the Income Fund is a co-venturer, and to pay acquisition fees and certain acquisition expenses, leaving approximately $944,400 of offering proceeds available for investment in restaurant properties. As of September 30, 1998, the Income Fund had incurred $1,575,000 in acquisition fees to one of our affiliates.

   The Income Fund presently is negotiating to acquire additional restaurant properties, but as of October 20, 1998, had not acquired any such restaurant properties.

   During the nine months ended September 30, 1998 and 1997, the Income Fund generated cash from operations (which includes cash received from tenants, distributions from joint ventures, and interest and other income received, less cash paid for expenses) of $2,158,678 and $909,568, respectively. The increase in cash from operations for the nine months ended September 30, 1998, as compared to the nine months ended September 30, 1997, is primarily a result of changes in income and expenses as described in "Results of Operations" below.

   Other sources and uses of capital included the following during the nine months ended September 30, 1998.

   In August 1998, the Income Fund entered into a joint venture arrangement, Columbus Joint Venture, with certain of our affiliates to construct and hold one restaurant property. As of September 30, 1998, the Income Fund had contributed $166,025 to purchase land and pay for construction costs relating to the joint venture. When construction is completed, the Income Fund will have an approximate 40% interest in the profits and losses of the joint venture.

   Until restaurant properties are acquired by the Income Fund, all Income Fund proceeds are held in short-term, highly liquid investments which we believe to have appropriate safety of principal. This investment strategy provides high liquidity in order to facilitate the Income Fund's use of these funds to acquire restaurant properties at such time as restaurant properties suitable for acquisition are located. At September 30, 1998, the

Income Fund had $1,866,555 invested in such short-term investments, as compared to $4,143,327 at December 31, 1997. The decrease in the amount invested in short-term investments is primarily attributable to acquiring one additional restaurant property and investing in Columbus Joint Venture, as described above, and as a result of the payment during the nine months ended September 30, 1998, of construction costs accrued for certain restaurant properties at December 31, 1997. The funds remaining at September 30, 1998, will be used to purchase and develop additional restaurant properties, to pay acquisition costs, to pay Limited Partner distributions, to meet the Income Fund's working capital and other needs and, in our discretion, to create cash reserves.

   During the nine months ended September 30, 1997, certain of our affiliates incurred on behalf of the Income Fund $210,866 for certain organizational and offering expenses. In addition, during the nine months ended September 30, 1998 and 1997, certain of our affiliates incurred on behalf of the Income Fund $35,864 and $125,693, respectively, for certain acquisition expenses and $65,271 and $35,259, respectively, for certain operating expenses. As of September 30, 1998 and 1997, the Income Fund owed $14,652 and $75,844, respectively, to related parties for such amounts, fees and other reimbursements. As of October 20, 1998, the Income Fund had reimbursed all such amounts. Amounts payable to other parties, including distributions payable, decreased to $725,865 at September 30, 1998, from $1,629,719 at December 31, 1997, primarily as a result of the payment during the nine months ended September 30, 1998, of construction costs accrued for certain restaurant properties at December 31, 1997.

   Based on cash from operations, the Income Fund declared distributions to the Limited Partners of $1,957,764 and $800,312 for the nine months ended September 30, 1998 and 1997, respectively ($700,000 and $379,266 for the quarters ended September 30, 1998 and 1997, respectively). This represents distributions of $0.56 and $0.41 per weighted average Limited Partner unit outstanding for the nine months ended September 30, 1998 and 1997, respectively ($0.20 and $0.15 per unit for the quarters ended September 30, 1998 and 1997, respectively). No distributions were made to us for the quarters and nine months ended September 30, 1998 and 1997. No amounts distributed to the Limited Partners for the nine months ended September 30, 1998 and 1997, are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the limited partners' return on their adjusted capital contributions. The Income Fund intends to continue to make distributions of cash available for distribution to the Limited Partners on a quarterly basis.

   The Income Fund's investment strategy of acquiring restaurant properties for cash and leasing them under triple-net leases to operators who generally meet specified financial standards minimizes the Income Fund's operating expenses. We believe that the leases will continue to generate cash flow in excess of operating expenses.

   We have the right, but not the obligation, to make additional capital contributions if we deem it appropriate in connection with the operations of the Income Fund.

  The Years Ended December 31, 1997, 1996 and 1995

   As of December 31, 1997, the Income Fund had accepted subscriptions for 3,500,000 Units and had received subscription proceeds for 3,414,576 Units, representing $34,145,759 of capital contributed by Limited Partners pursuant to its public offering of Units. The remaining proceeds of $854,241, representing the remaining 85,424 Units were received during the period January 1, 1998 through February 6, 1998.

   As of December 31, 1997, net proceeds to the Income Fund from its offering of Units, after deduction of organizational and offering expenses, totaled $30,022,641. During 1996, the Income Fund invested or committed for investment approximately $2,960,800 of such proceeds in two restaurant properties and to pay acquisition fees and certain acquisition expenses. During 1997, the Income Fund completed construction of the restaurant property under construction in 1996 and acquired 20 additional restaurant properties (one of which was under construction as of December 31, 1997 and completed in February 1998). As a result of the above transactions, as of December 31, 1997, the Income Fund had invested approximately $27,645,000 of the net proceeds in 22 restaurant properties, and to pay acquisition fees and miscellaneous acquisition expenses, leaving approximately $2,377,700 of net offering proceeds available for investment in restaurant properties. As of December 31, 1997, the Income Fund had paid $1,536,559 in acquisition fees to one of our affiliates.

   Currently, the Income Fund's primary source of capital is cash from operations (which includes cash received from tenants and interest received, less cash paid for expenses). Cash from operations was $1,361,610 and $27,146 for the years ended December 31, 1997 and 1996. The increase in cash from operations for the year ended December 31, 1997, as compared to the year ended December 31, 1996, is primarily a result of changes in income and expenses as described in "Results of Operations" below and changes in the Income Fund's working capital.

   None of the restaurant properties owned or to be acquired by the Income Fund is or may be encumbered. Subject to certain restrictions on borrowing, however, the Income Fund may borrow funds but will not encumber any of the restaurant properties in connection with any such borrowing. The Income Fund will not borrow for the purpose of returning capital to the Limited Partners or under arrangements that would make the Limited Partners liable to creditors of the Income Fund. We further have represented that we will use our reasonable efforts to structure any borrowing so that it will not constitute "acquisition indebtedness" for federal income tax purposes and also will limit the Income Fund's outstanding indebtedness to three percent of the aggregate adjusted tax basis of its restaurant properties. Certain of our affiliates from time to time incur certain expenses on behalf of the Income Fund for which the Income Fund reimburses the affiliates without interest.

   Until restaurant properties are acquired by the Income Fund, all Income Fund proceeds are held in short-term, highly liquid investments which we believe to have appropriate safety of principal. This investment strategy provides high liquidity in order to facilitate the Income Fund's use of these funds to acquire restaurant properties at such time as restaurant properties suitable for acquisition are located. At December 31, 1997, the Income Fund had $4,143,327 invested in such short-term investments, as compared to $5,371,325 at December 31, 1996. The decrease in the amount invested in short-term investments is primarily a result of the payment during 1997, of costs relating to the restaurant property that was under construction at December 31, 1996 and the acquisition of additional restaurant properties during 1997. The funds remaining at December 31, 1997 were used to pay construction costs relating to several restaurant properties that were incurred but unpaid at December 31, 1997, to purchase and develop additional restaurant properties, to pay acquisition costs, to pay distributions, to meet the Income Fund's working capital and other needs and, in our discretion, to create cash reserves.

   During the years ended December 31, 1997 and 1996, and the period February 10, 1995 (date of inception) through December 31, 1995, certain of our affiliates incurred on behalf of the Income Fund $211,216, $285,858 and $196,174, respectively, for certain organizational and offering expenses. In addition, during 1997 and 1996, affiliates incurred $134,138 and $18,036, respectively, for certain acquisition expenses and $44,166 and $893, respectively, for certain operating expenses. As of December 31, 1997 and 1996, the Income Fund owed $118,231 and $83,889, respectively, to related parties for such amounts, fees and other reimbursements. As of March 13, 1998, the Income Fund had reimbursed the affiliates all such amounts. Amounts payable to other parties, including distributions payable, increased to $1,629,719 at December 31, 1997, as compared to $160,222 at December 31, 1996, primarily as a result of an increase in distributions payable to Limited Partners and an increase in construction costs payable at December 31, 1997.

   Based on cash from operations, the Income Fund declared distributions to the Limited Partners of $1,310,885 and $57,846, respectively, for the years ended December 31, 1997 and 1996 (representing distributions of $0.57 and $0.11 per Unit, respectively, based on the weighted average number of Units outstanding during the period the Income Fund was operational). No amounts distributed or to be distributed to the Limited Partners for the years ended December 31, 1997 and 1996, are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions.

   We have obtained contingent liability and property coverage for the Income Fund. This insurance policy is intended to reduce the Income Fund's exposure in the unlikely event a tenant's insurance policy lapses or is insufficient to cover a claim relating to the restaurant property.

   Income Fund net income is expected to increase in 1998, as rental income increases due to the acquisition of additional restaurant properties during 1998 and the fact that restaurant properties acquired during 1997 will earn rental income for a full year in 1998, as compared to a partial year in 1997. Accordingly, we believe that the anticipated decrease in the Income Fund's liquidity in 1998, due to its investment of the remaining net offering proceeds in additional restaurant properties and the payment of construction costs relating to several restaurant properties incurred but unpaid at December 31, 1997, will not have an adverse effect on the Income Fund's operations during 1998.

   Due to low operating expenses, ongoing cash flow from rental income obtained from restaurant properties after they are acquired and the fact that the Income Fund will not enter into a commitment to purchase a restaurant property until sufficient cash is available for such purchase, we do not believe that working capital reserves are necessary at this time. In addition, because all of the leases for the Income Fund's restaurant properties are on a triple-net basis, it is not anticipated that a permanent reserve for maintenance and repairs is necessary at this time. To the extent, however, that the Income Fund has insufficient funds for such purposes, we will contribute to the Income Fund an aggregate amount of up to one percent of the offering proceeds for maintenance and repairs. We have the right to cause the Income Fund to maintain reserves if, in our discretion, we determine such reserves are required to meet the Income Fund's working capital needs.

Results of Operations

  Nine Months Ended September 30, 1998 Compared to the Nine Months Ended September 30, 1997

   During the nine months ended September 30, 1997, the Income Fund owned and leased 20 wholly-owned restaurant properties, three of which were under construction, and during the nine months ended September 30, 1998, the Income Fund owned and leased 23 wholly-owned restaurant properties, to operators of fast-food and family-style restaurant chains. In connection therewith, during the nine months ended September 30, 1998 and 1997, the Income Fund earned $2,228,324 and $711,461, respectively, in rental income from operating leases and earned income from direct financing leases from these restaurant properties, $781,638 and $437,927 of which was earned for the quarters ended September 30, 1998 and 1997, respectively. The increase in rental and earned income during the quarter and nine months ended September 30, 1998, as compared to the quarter and nine months ended September 30, 1997, is primarily attributable to the acquisition of additional restaurant properties subsequent to September 30, 1997, and the fact that restaurant properties acquired during the quarter and nine months ended September 30, 1997, were operational for the full quarter and nine months ended September 30, 1998, as compared to a partial quarter and nine months ended September 30, 1997.

   In October 1998, the tenant of four Boston Market restaurant properties filed for bankruptcy. If the leases are eventually rejected, the Income Fund anticipates that rental income relating to these restaurant properties will terminate until a new tenant is located or until the restaurant properties are sold and the proceeds from such sales are reinvested in additional restaurant properties. However, we do not anticipate that any decrease in rental income due to lost revenues relating to these restaurant properties will have a material effect on the Income Fund's financial position or results of operations.

   Operating expenses, including depreciation and amortization, were $453,362 and $194,483 for the nine months ended September 30, 1998 and 1997, respectively, $171,052 and $87,845 of which was incurred during the quarters ended September 30, 1998 and 1997, respectively. The increase in operating expenses during the quarter and nine months ended September 30, 1998, as compared to the quarter and nine months ended September 30, 1997, is primarily attributable to an increase in depreciation expense as the result of the acquisition of additional restaurant properties subsequent to September 30, 1997, and the fact that restaurant properties acquired during the quarter and nine months ended September 30, 1997, were operational for the full quarter and nine months ended September 30, 1998, as compared to a partial quarter and nine months ended September 30, 1997.

   Operating expenses also increased during the quarter and nine months ended September 30, 1998 as a result of an increase in administrative expenses for services related to accounting; financial, tax and regulatory compliance and reporting; lease and loan compliance; Limited Partner distributions and reporting; and investor relations (including administrative services in connection with selling Units of limited partnership interest) and management fees as a result of the increase in rental revenues, as described above. The increase during the nine months ended September 30, 1998 was also due to the Income Fund incurring additional taxes relating to the filing of various state tax returns during 1998.

   In addition, the increase in operating expenses during the quarter and nine months ended September 30, 1998, as compared to the quarter and nine months ended September 30, 1997, is partially attributable to the fact that during the quarter and nine months ended September 30, 1998, the Income Fund recorded approximately $23,500 in real estate tax expenses due to the fact that in October 1998, the tenant of the four Boston Market restaurant properties filed for bankruptcy, as described above. If the tenant decides to reject the leases, the Income Fund will continue to incur certain expenses, such as real estate taxes, insurance and maintenance until a new tenant or buyer for these restaurant properties is located.

  The Years Ended December 31, 1997, 1996 and 1995

   No significant operations commenced until the Income Fund received and released from escrow the minimum offering proceeds of $1,500,000 on October 11, 1996.

   The Income Fund owned and leased two restaurant properties in 1996 and 22 restaurant properties in 1997 (including one restaurant property which was under construction at December 31, 1997), which are subject to long-term triple-net leases. The leases of the restaurant properties provide for minimum base annual rental payments (payable in monthly installments) ranging from approximately $60,400 to $243,600. The majority of the leases provide for percentage rent based on sales in excess of a specified amount. In addition, the majority of the leases provide that, commencing in specified lease years (generally the sixth lease year), the annual base rent required under the terms of the lease will increase.

   During the years ended December 31, 1997 and 1996, the Income Fund earned $1,290,621 and $1,373, respectively, in rental income from operating leases and earned income from direct financing leases. The increase in rental and earned income during 1997, as compared to 1996, is primarily attributable to the acquisition of additional restaurant properties subsequent to December 31, 1996. Because the Income Fund did not commence significant operations until it received the minimum offering proceeds on October 11, 1996, and has not yet acquired all of its restaurant properties, Income Fund revenues for the year ended December 31, 1997, represent only a portion of revenues which the Income Fund is expected to earn during the full year in which the Income Fund's restaurant properties are operational.

   During at least one of the years ended December 31, 1997 and 1996, six lessees, or group of affiliated lessees, of the Income Fund, Golden Corral Corporation, Foodmaker, Inc., Tiffany, L.L.C., IHOP restaurant properties, Inc., Platinum Rotisserie, L.L.C. and Carrols Corporation each contributed more than 10% of the Income Fund's total rental income. As of December 31, 1997, Golden Corral Corporation and Foodmaker, Inc. were each the lessee under leases relating to four restaurants, Tiffany, L.L.C. was the lessee under a lease relating to one restaurant, IHOP restaurant properties, Inc. was the lessee under leases relating to two restaurants, Platinum Rotisserie, L.L.C. was the lessee under a lease relating to one restaurant and Carrols Corporation was the lessee under a lease relating to one restaurant. In addition, during at least one of the years ended December 31, 1997 and 1996, five restaurant chains, Golden Corral, Jack in the Box, Boston Market, IHOP and Burger King each accounted for more than 10% of the Income Fund's total rental income. Because the Income Fund's first restaurant property was not purchased until December 1996, the foregoing information regarding the lessees and restaurant chains which contributed a significant amount of the Income Fund's total rental income during the years ended December 31, 1997 and 1996, may or may not be representative of the lessees and restaurant chains which will account for more than 10% of the Income Fund's rental income during 1998 and subsequent years. Because the Income Fund has not completed its acquisition of restaurant properties as yet, it is not possible to determine which lessees or restaurant chains will contribute more than 10% of the Income Fund's total rental income during 1998 and subsequent years. In the event that certain lessees or restaurant chains contribute more than 10% of the Income Fund's rental income in future years, any failure of such lessees or restaurant chains could materially adversely affect the Income Fund's income.

   During the years ended December 31, 1997 and 1996, the Income Fund earned $162,621 and $30,241 in interest income from investments in money market accounts or other short-term, highly liquid investments. The increase in interest income during 1997, as compared to 1996, is primarily attributable to the increase in the amount of funds invested in short-term liquid investments as a result of additional Limited Partner capital contributions during 1997. As of December 31, 1997, the majority of these funds had been invested in restaurant properties; therefore, the Income Fund expects interest income to decrease in 1998.

   Operating expenses, including depreciation and amortization expense, were $298,482 and $4,704 for the years ended December 31, 1997 and 1996. The increase in operating expenses during 1997 is primarily attributable to an increase in depreciation expenses as the result of the acquisition of additional restaurant properties during 1997. Operating expenses also increased during 1997, as compared to 1996, as a result of an increase in administrative expenses associated with operating the Income Fund and its restaurant properties and an increase in management fees as a result of the increase in rental revenues. The dollar amount of operating expenses is expected to increase, and the amount of general operating and administrative expenses as a percentage of total revenues is expected to decrease, in 1998 as the Income Fund acquires additional restaurant properties and the restaurant property under construction becomes operational.

General

   In March 1998, the Financial Accounting Standards Board reached a consensus in EITF 97-11, entitled "Accounting for Internal Costs Relating to Real Estate restaurant property Acquisitions." EITF 97-11 provides that internal costs of identifying and acquiring operating restaurant property should be expensed as incurred. Due to the fact that the Income Fund does not have an internal acquisitions function and instead, contracts these services from CNL Fund Advisors, Inc., one of our affiliates, EITF 97-11 had no material effect on the Income Fund's financial position or results of operations.

   In May 1998, the Financial Accounting Standards Board reached a consensus in EITF 98-9, entitled "Accounting for Contingent Rent in the Interim Financial Periods." Adoption of this consensus did not have a material effect on the Income Fund's financial position or results of operations.

   The Income Fund's leases as of September 30, 1998, and the leases the Income Fund expects to enter into, are or are expected to be on a triple-net basis and contain provisions that management believes will mitigate the adverse effect of inflation. Such provisions include clauses requiring the payment of percentage rent based on certain restaurant sales above a specified level and/or automatic increases in base rent at specified times during the term of the lease. Management expects that increases in restaurant sales volumes due to inflation and real sales growth should result in an increase in rental income over time. Continued inflation also may cause capital appreciation of the Income Fund's restaurant properties. Inflation and changing prices, however, also may have an adverse impact on the sales of the restaurants and on potential capital appreciation of the restaurant properties.

   The Year 2000 problem is the result of information technology systems and embedded systems (products which are made with microprocessor (computer) chips such as HVAC systems, physical security systems and elevators) using a two-digit format, as opposed to four digits, to indicate the year. Such information technology and embedded systems may be unable to properly recognize and process date-sensitive information beginning January 1, 2000.

   The Income Fund does not have any information technology systems. Certain of our affiliates provide all services requiring the use of information technology systems pursuant to a management agreement with the Income Fund. The maintenance of embedded systems, if any, at the Income Fund's properties is the responsibility of the tenants of the properties in accordance with the terms of the Income Fund's leases. We and our affiliates have established a team dedicated to reviewing the internal information technology systems used in the operation of the Income Fund, and the information technology and embedded systems and the Year 2000 compliance plans of the Income Fund's tenants, significant suppliers, financial institutions and transfer agent.

   The information technology infrastructure of our affiliates consists of a network of personal computers and servers that were obtained from major suppliers. The affiliates utilize various administrative and financial software applications on that infrastructure to perform the business functions of the Income Fund. Our inability and that of our affiliates to identify and timely correct material Year 2000 deficiencies in the software and/or infrastructure could result in an interruption in, or failure of, certain of the Income Fund's business activities or operations. Accordingly, we and our affiliates have requested and are evaluating documentation from the suppliers of the affiliates regarding the Year 2000 compliance of their products that are used in the business activities or operations of the Income Fund. The costs expected to be incurred by us and our affiliates to become Year 2000 compliant will be incurred by us and our affiliates; therefore, these costs will have no impact on the Income Fund's financial position or results of operations.

   The Income Fund has material third party relationships with its tenants, financial institutions and transfer agent. The Income Fund depends on its tenants for rents and cash flows, its financial institutions for availability of cash and its transfer agent to maintain and track investor information. If any of these third parties are unable to meet their obligations to the Income Fund because of the Year 2000 deficiencies, such a failure may have a material impact on the Income Fund. Accordingly, we have requested and are evaluating documentation from the Income Fund's tenants, financial institutions, and transfer agent relating to their Year 2000 compliance plans. At this time, we have not yet received sufficient certifications to be assured that the tenants, financial institutions, and transfer agent have fully considered and mitigated any potential material impact of the Year 2000 deficiencies. Therefore, we do not, at this time, know of the potential costs to the Income Fund of any adverse impact or effect of any Year 2000 deficiencies by these third parties.

We currently expect that all Year 2000 compliance testing and any necessary remedial measures on the information technology systems used in the business activities and operations of the Income Fund will be completed prior to June 30, 1999. Based on the progress we and our affiliates have made in identifying and addressing the Income Fund's Year 2000 issues and the plan and timeline to complete the compliance program, we do not foresee significant risks associated with the Income Fund's Year 2000 compliance at this time. Because we and our affiliates are still evaluating the status of the systems used in business activities and operations of the Income Fund and the systems of the third parties with which the Income Fund conducts its business, we have not yet developed a comprehensive contingency plan and are unable to identify "the most reasonably likely worst case scenario" at this time. As we identify significant risks related to the Income Fund's Year 2000 compliance or if the Income Fund's Year 2000 compliance program's progress deviates substantially from the anticipated timeline, we will develop appropriate contingency plans.

                             BUSINESS OF THE FUNDS

General

   Between 1985 and 1995, each Fund was organized as a Florida limited partnership to purchase existing fast-food, family-style and casual dining restaurant properties, including land and buildings, as well as restaurant properties upon which such restaurants would be constructed, the land underlying the restaurant building, with the building owned by the lessee or a third party, or the building only with the land owned by a third party. The restaurant properties, located across the United States, typically are freestanding and are leased on a "triple-net" basis to operators of national and regional restaurant chains selected by the General Partners. Restaurant properties purchased by the Funds are leased under arrangements requiring base annual rent equal to a specified percentage of the Funds' cost of purchasing a particular restaurant property, generally with contractual rent increases. See "-- Description of Leases -- Computation of Lease Payments."

   As is the case with APF, the General Partners have structured the Funds' investments to allow them to participate, to the maximum extent possible, in any sales growth in these restaurant industry segments, as reflected in the restaurant properties and certain provisions of the leases held by the Funds. Thus, like APF, the Funds generally structure their leases with percentage rent requirements based on gross sales of the particular restaurant. Gross sales may increase even absent real growth because increases in the restaurant's costs are passed on to the consumers through increased prices, and increased prices are reflected in gross sales. In addition, as with APF's leases, the Funds' leases provide that a minimum level of rent is payable regardless of the amount of gross sales at a particular restaurant property to provide regular cash flow to the Funds. The Funds have also endeavored to maximize growth and minimize risks associated with ownership and leasing of real estate that operates in these restaurant industry segments through several methods:

  . careful selection and screening of their lessees in order to reduce risks of tenant default;

  . monitoring statistics relating to restaurant chains and continuing to develop relationships in the industry; and

  . acquisition of restaurant properties for all cash, with no debt or liens relating to the restaurant properties.

   For a description of the standards which the General Partners have employed in selecting restaurant chains and particular restaurant properties within a restaurant chain for investment, see "-- Standards for Investment." The partnership agreements of the Funds impose no restrictions on the geographic area or areas within the United States in which restaurant properties acquired by any particular Fund may be located. Accordingly, the General Partners have strategically acquired restaurant properties to diversify among restaurant chains and the geographic location of the restaurant properties, and the restaurant properties acquired by the Funds are located throughout the United States. While the Funds may acquire restaurant properties in both fee and by leasehold, the Funds mostly hold restaurant properties in fee.

   APF believes that freestanding, triple-net leased restaurant properties of the type in which the Funds have invested are attractive to tenants because freestanding properties typically offer high visibility to passing traffic, ease of access from a busy thoroughfare, tenant control over the site to set hours of operation and maintenance standards and distinctive building designs conducive to customer name recognition.

Management Services

   Upon APF's acquisition of the Advisor, APF will assume the obligations of the Advisor to provide management services relating to the Funds and their restaurant properties pursuant to the terms of the management agreement that is currently in place between each Fund and the Advisor.

   The Advisor is responsible for assisting the Funds in acquiring restaurant properties, negotiating leases, collecting rental payments, inspecting the restaurant properties and the tenants' books and records and responding to tenant inquiries and notices. The Advisor also provides information to each Fund about the status of the leases and the restaurant properties. In exchange for these services, the Advisor is entitled to receive a management fee from each Fund which, generally, is an annual fee equal to:
(a) for CNL Income Fund, Ltd through CNL Income Fund III, Ltd., .50% of the value of total assets under management valued at cost (or 1% of the sum of gross rental revenues derived from the restaurant properties, if that amount is less), and (b) for CNL Income Funds IV, Ltd. through XVIII, Ltd., 1% of the sum of gross rental revenues (excluding noncash lease accounting adjustments) that the Fund derives from the restaurant properties. The management fee generally is payable monthly. Under certain agreements, the Advisor may determine whether or not to take the management fee, which cannot exceed fees that are competitive for similar services in the same geographic area, in whole or in part in a given year, in the sole discretion of the Advisor. In such cases, all or any portion of the management fee not taken as to any fiscal year is deferred without interest. In addition, for certain Funds the management fee is subordinated to the limited partners receipt of their preferred return. The management agreement continues until a Fund no longer owns an interest in any restaurant properties unless terminated at an earlier date upon 60 days' prior notice by either party.

Site Selection and Acquisition of Restaurant Properties

   The Funds purchase and lease restaurant properties based principally on an examination and evaluation by the Advisor of the potential value of the site, the financial condition and business history of the proposed lessee, the demographics of the area in which the restaurant property is located or to be located, the proposed purchase price and proposed lease terms, geographic and market diversification and potential sales expected to be generated by the restaurant. In addition, the potential lessee must meet at least the minimum standards established by a restaurant chain for its operators. The Advisor also performs an independent break-even analysis of the potential profitability of a restaurant property using historical data and other data developed by the Advisor and provided by the restaurant chains.

   In each restaurant property acquisition, the Advisor negotiates the land and building lease agreement with the lessee. In certain instances, the Advisor negotiates an assignment of an existing lease if the General Partners, based on the recommendation of the Advisor, determine that the terms of an acquisition and lease of a restaurant property, taken as a whole, are favorable to the Fund. In such cases, the terms of the lease may vary substantially from the Funds' standard lease terms. Generally, the leases are structured to be long-term triple-net lease agreements, which provide for monthly rental payments plus a percentage of gross sales, which will increase the value of the land and buildings and provide an inflation hedge. See "-- Description of Leases" below for a discussion of the terms of the Funds' leases. In connection with a restaurant property acquisition, the lessee provides at its own expense all furniture, fixtures, and equipment (such as deep fryers, grills, refrigerators and freezers) necessary to operate the buildings on a restaurant property as a restaurant.

   Some leases have been negotiated to provide the lessee with the opportunity to purchase the restaurant property under certain conditions, generally either at the greater of fair market value or 120% of the original purchase price. In addition, tenants are generally offered a right of first refusal to purchase the restaurant property in the event an offer is received from a third party to purchase the restaurant property. Certain leases provide the lessee with the right to purchase the restaurant property at a purchase price based on various measures of value contained in an independent appraisal of the restaurant property.

   The purchase of each restaurant property owned by the Funds was supported by an appraisal of the real estate prepared by an independent appraiser. The purchase price of each such restaurant property, plus any acquisition fees paid by the Funds to the Advisor in connection with such purchase, did not exceed the restaurant property's appraised value.

   The titles to restaurant properties purchased by the Funds are insured by appropriate title insurance policies and/or abstract opinions consistent with normal practices in the jurisdictions in which the restaurant properties are located.

Standards for Investment

   Selection of Restaurant Chains. The selection of restaurant chains by the Advisor and the General Partners of the Funds is based on an evaluation of several factors:

  . the operations of restaurants in the restaurant chain;

  . the number of restaurants operated throughout the restaurant chain's system;

  . the relationship of average restaurant gross sales to the average capital costs of a restaurant; and

  . the restaurant chain's relative competitive position among the same type of restaurants offering similar types of food, name recognition and market penetration.

   None of the restaurant chains is affiliated with the Advisor, the Funds or the General Partners.

   Selection of Restaurant Properties and Lessees. In making investments in restaurant properties, the Advisor and the General Partners consider relevant real property and financial factors, including:

  . the condition, use and location of the restaurant property;

  . the income-producing capacity of the restaurant properties;

  . the prospects for long-term appreciation;

  . the relative success of the restaurant chain in the geographic area in which the restaurant property is located; and

  . the management capability and financial condition of the lessee.

   In selecting lessees, the Advisor and the General Partners have historically considered the prior experience of the lessee in the restaurant industry, the net worth of the lessee, past operating results of other restaurants currently or previously operated by the lessee and the lessee's prior experience in managing restaurants within a particular restaurant chain.

   In selecting specific restaurant properties within a particular restaurant chain and in selecting lessees for each Fund's restaurant properties, the Advisor applies the following minimum criteria.

  . Each restaurant property was located in what is believed to be a prime business location.

  . Base (or minimum) annual rent provided a specified minimum return on the Fund's cost of purchasing and, if applicable, developing the restaurant property, and the lease typically also will provide for automatic increases in base rent at specified times during the lease term and/or for payment of percentage rent based on gross sales.

  . The initial lease term typically was at least 15 to 20 years.

  . In evaluating prospective tenants, the Advisor examined, among other factors, the lessee's ranking in its market segment, trends in sales in each restaurant chain, overall changes in consumer preferences, and the lessee's ability to adapt to changes in market and competitive conditions, the lessee's historical financial performance, and its current financial condition.

   In general, a Fund has not invested in a restaurant property, if, as a result, more than 25% of its gross proceeds from its offering of Units would be invested in restaurant properties of a single restaurant chain or if more than 30% of its gross proceeds would be invested in restaurant properties in a single state.

Description of Restaurant Properties

   General. As of September 30, 1998, the Funds owned, in the aggregate, 621 restaurant properties, all of which are currently triple-net leased. The following table provides certain annualized information with respect to the Funds' restaurant properties owned as of September 30, 1998.

                                        Number of
                                        States in
                             Total        which     Average
                           Number of   Restaurant    Age of   Aggregate  Percent
                          Restaurant   Properties  Restaurant   Total    of Total
Fund                     Properties(1) are Located Properties  Revenue   Revenue
----                     ------------- ----------- ---------- ---------- --------
CNL Income Fund, Ltd....       17           11        13.4    $1,102,000   2.1%
CNL Income Fund II,
 Ltd....................       38           18        12.2     2,200,000   4.2
CNL Income Fund III,
 Ltd....................       28           17        10.9     1,858,000   3.5
CNL Income Fund IV,
 Ltd....................       37           15        11.2     2,467,000   4.7
CNL Income Fund V,
 Ltd....................       25           13        12.2     1,554,000   3.0
CNL Income Fund VI,
 Ltd....................       42           17        10.6     3,301,000   6.3
CNL Income Fund VII,
 Ltd....................       40           13        10.3     2,736,000   5.2
CNL Income Fund VIII,
 Ltd....................       36           12         9.9     3,300,000   6.3
CNL Income Fund IX,
 Ltd....................       41           17        10.1     3,284,000   6.2
CNL Income Fund X,
 Ltd....................       48           17        10.2     3,525,000   6.7
CNL Income Fund XI,
 Ltd....................       39           20         9.2     3,750,000   7.1
CNL Income Fund XII,
 Ltd....................       49           15         7.3     4,183,000   8.0
CNL Income Fund XIII,
 Ltd....................       47           17         7.2     3,172,000   6.0
CNL Income Fund XIV,
 Ltd....................       56           16         5.7     3,699,000   7.0
CNL Income Fund XV,
 Ltd....................       50           18         6.5     3,238,000   6.2
CNL Income Fund XVI,
 Ltd....................       44           18         7.5     3,621,000   6.9
CNL Income Fund XVII,
 Ltd....................       28           12         4.5     2,649,000   5.0
CNL Income Fund XVIII,
 Ltd....................       24           14         5.0     2,951,000   5.6

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(1) The total number of properties for each Fund includes wholly-owned properties and properties held in joint ventures and as tenants in common with a third party or another Fund.

   Land. Lot sizes generally range from 25,000 to 65,000 square feet depending upon building size and local demographic factors. Restaurants located on land within shopping centers are freestanding and generally are located on smaller parcels if sufficient common parking was available. Restaurant properties purchased by a Fund are in locations zoned for commercial use which were reviewed for beneficial traffic patterns and volume of traffic. Generally, the cost of the underlying land ranges from $150,000 to $500,000, although the cost of the land for particular restaurant properties was higher or lower in some cases.

   Buildings. Either before or after construction or renovation, the restaurant properties acquired by the Funds are one of a restaurant chain's approved designs. Building and site preparation costs have varied depending upon the size of the building and the site and the area in which the restaurant property is located. Building and site preparation costs ranged from $250,000 to $1,250,000 for each restaurant property.

   Generally, the restaurant properties acquired by the Funds consist of both land and building, although in a number of cases a Fund may have acquired only the land underlying the restaurant building with the building owned by a tenant or a third party, and also may have acquired the building only with the land owned by a third party. In general, the restaurant properties acquired by the Funds are freestanding and surrounded by paved parking areas. Buildings are suitable for conversion to various uses, although modifications would be required prior to use for other than restaurant operations.

   A lessee generally is required by the lease agreement to make such capital expenditures as may be reasonably necessary to refurbish restaurant buildings, premises, signs, and equipment so as to comply with the lessee's obligations under the franchise agreement to reflect the current commercial image of its restaurant chain. These capital expenditures will be paid by the lessee during the term of the lease.

   The following table shows the distribution of restaurant properties of the Funds by restaurant chain as of September 30, 1998.

                                                      CNL Income Fund(1)
                         ----------------------------------------------------------------------------
                          I  II  III IV   V  VI  VII VIII IX   X  XI  XII XIII XIV XV  XVI XVII XVIII
                         --- --- --- --- --- --- --- ---- --- --- --- --- ---- --- --- --- ---- -----
Arby's.................. --    1 --    2   2   1 --  --   --  --  --    1   1  --  --    2   3     2
Boston Market........... --    1 --    1   1 --    1 --   --    1 --  --  --     4   4   5   4     4
Burger King.............   1   1   1 --    2   5  10  13   18  12  12   2   5    1 --  --    4     1
Checkers................ --    2 --    1 --  --    1 --   --  --  --  --    8   15  14   6 --    --
Chevy's Fresh Mex.......   1   1   1 --    1   1   1 --   --    1 --  --    1  --  --  --  --      1
Denny's................. --    3   2   4   3   2 --    1    4   3   7   9   3    6   2   9   2   --
Golden Corral...........   5   6   6   3   2   5   5   5    2   4   3   2   3    4   5   6   4     5
Hardee's................ --  --  --  --    1   2   6   4    6   7   5  11  11    6   7 --  --    --
IHOP.................... --    2   2   1   1   5 --  --     1 --  --  --  --   --  --    2 --      2
Jack in the Box......... --    1 --    1 --    1   3   2  --    5   8  10   5    6   4   5   4     4
KFC..................... --    3   4   1 --    3   2   2  --  --    1   1 --   --  --    1 --    --
Long John Silver's...... --  --  --  --  --  --  --  --   --    2 --    9   8    9   9   6 --    --
Perkins................. --  --    1 --  --  --  --    1    2   3 --  --  --   --  --  --  --    --
Pizza Hut...............   2   5   4   5   1 --  --  --   --    6 --  --  --   --  --  --  --    --
Popeyes.................   1   4   1 --  --    4   5   1  --  --  --  --  --   --  --  --    1   --
Shoney's................ --  --  --    6 --    1   2   5    6   4 --    2 --   --  --    1 --    --
Taco Bell............... --  --    2   1   2   1   1 --   --  --  --  --  --     2   1 --    1   --
Wendy's.................   5   2 --    4   1 --  --    1  --  --  --  --    1  --    1   1   2     1
Other(2)................   2   6   4   7   8  10   3  11    2 --    3   2   1    3   3 --    3     4

--------
(1) The total number of properties for each Fund includes wholly-owned properties and properties held in joint ventures and as tenants in common with a third party or another Fund.
(2) This category encompasses all restaurant chains that comprise less than 1% of the total of all restaurant properties of all of the Funds.

Description of Leases

   This section provides a summary of the leases of the restaurant properties owned by the Funds. The terms and conditions of any lease, however, entered into by any of the Funds with regard to a restaurant property may vary from those described below. The Advisor in all cases used its best efforts to obtain terms at least as favorable as those described below. If the General Partners determined, based on the recommendation of the Advisor, that the terms of an acquisition and lease of a restaurant property, taken as a whole, were favorable to a Fund, the General Partners may have, in their sole discretion, caused a Fund to enter into a lease with terms which are substantially different than the terms described below. In making such determination, the General Partners considered such factors as the type and location of the restaurant, the creditworthiness of the lessee, the purchase price of the restaurant property, the prior performance of the lessee, and the prior business experience of the principals of the Advisor or its affiliates, with a restaurant chain or restaurant operator or their experience with such restaurant chain or restaurant operator.

   General. In general, the leases are triple-net leases, which means that the lessees are required to pay all repairs, maintenance, property taxes and insurance. The lessees also are required to pay for utilities and the cost of any renovations permitted under the leases. A Fund is the lessor under the lease except in certain circumstances in which it may be a party to a joint venture or co-tenancy arrangement which, in turn, owns the restaurant property. In those cases, the joint venture, rather than the Fund, will be the lessor, and all references in this section to the Fund as lessor therefore should be read accordingly. See "-- Joint Venture/Co-Tenancy Arrangements."

   Term of Leases. Each Fund's restaurant properties are leased for an initial term of either 15 or 20 years with two to five renewal options for five years each. The minimum rental payment under the renewal option generally is greater than that due for the final lease year of the initial term of the lease. Upon termination of the lease, the lessee will surrender possession of the restaurant property to the Fund, together with any improvements made to the restaurant property during the term of the lease.

   As of September 30, 1998, the average remaining initial lease term with respect to the Funds' restaurant properties was approximately 13 years. Leases accounting for approximately 65% of annualized base rent for the nine months ended September 30, 1998, have initial lease terms extending until at least December 31, 2009.

   The following table shows the aggregate number of leases in the Funds' restaurant property portfolio which expire each calendar year through the year 2009, as well as the number of leases which expire after December 31, 2009. The table does not reflect the exercise of any of the renewal options provided to the tenant under the terms of such leases.

                             Lease Expiration Table

                                                                  Base Rent
                                                             -------------------
Year                                                  Number  Amount(1)  Percent
----                                                  ------ ----------- -------
1999.................................................    2   $    99,000    0.2%
2000.................................................    4       142,000    0.3
2001.................................................    7       532,000    1.0
2002.................................................   15     1,062,000    2.0
2003.................................................    4       278,000    0.5
2004.................................................    7       980,000    1.8
2005.................................................   22     2,629,000    5.0
2006.................................................   30     3,058,000    5.8
2007.................................................   32     2,711,000    5.1
2008.................................................   35     2,729,000    5.2
2009.................................................   29     3,212,000    6.1
Thereafter...........................................  402    35,354,000   67.0
                                                       ---   -----------  -----
  Totals(1)..........................................  589   $52,786,000  100.0%
                                                       ===   ===========  =====

--------
(1) The leases for 32 properties with aggregate base rental income of approximately $1,640,000 have expired or been terminated, including six Boston Market restaurant properties and 16 Long John Silver restaurant properties. Those properties are being actively marketed for re-lease or sale.

   Computation of Lease Payments. During the initial term of the lease, the lessee pays the Fund, as lessor, minimum annual rent equal to a specified percentage of the Fund's cost of purchasing the restaurant property. Generally, the leases provide for the escalation of the minimum annual rent at predetermined intervals during the term of the lease. In the case of acquisition of restaurant properties that were to be constructed or renovated pursuant to a development agreement, the Fund's costs of purchasing the restaurant property included the purchase price of the land, including all fees, costs and expenses paid by the Fund in connection with its purchase of the land, and all fees, costs and expenses disbursed by the Fund for construction of restaurant improvements.

   In addition to minimum annual rent, in many cases, the lessee pays the Fund "percentage rent." Percentage rent is computed as a percentage of gross sales of the restaurant operating at a particular restaurant property. The leases generally provide that percentage rent will commence in the first lease year in which gross sales exceed a specified amount. Certain leases, however, provide that percentage rent is to be paid quarterly beginning at the end of the first two years of the lease and each succeeding quarter thereafter to the extent the restaurant gross sales in that quarter exceed the average quarterly gross sales during the first two lease years. Gross sales include sales of all products and services of the restaurant, excluding sales taxes, tips paid to serving people and sales from vending machines.

   Assignment and Sublease. In general, no lease may be assigned or subleased without the Fund's prior written consent (which may not be unreasonably withheld) except to a tenant's corporate franchiser, corporate affiliate or subsidiary, a successor by merger or acquisition, or, in certain cases, another franchisee, if such assignee or sublessee agrees to operate the same type of restaurant on the premises. The leases set forth certain factors, such as the financial condition of the proposed lessee or subtenant, that are deemed to be a reasonable basis for the Fund's refusal to consent to an assignment or sublease. The original lessee generally remains fully liable, however, for the performance of all lessee obligations under the lease following any such assignment or sublease unless the Fund agrees in writing to release the original lessee from its lease obligations.

   Alterations to Premises. A lessee generally has the right, without the prior consent of the Fund and at the lessee's own expense, to make certain immaterial structural modifications to the restaurant building and improvements (with a cost limitation set forth on the lease) or, with the Fund's prior written consent and at the lessee's own expense, to make material structural modifications that may include demolishing and rebuilding the restaurant. Under certain leases, the lessee, at its own expense, may make any type of alterations to the leased premises without the Fund's consent but must provide the Fund with plans of any proposed structural modifications at least 30 days before construction of the alterations commences. Certain leases may require the lessee to post a payment and performance bond for any structural alterations with a cost in excess of a certain amount.

   Right of Lessee to Purchase. If the Fund wishes at any time to sell a restaurant property pursuant to a bona fide offer from a third party, the lessee of that restaurant property will generally have the right to purchase the restaurant property for the same price, and on the same terms and conditions, as contained in the offer. In certain cases, the lessee also has a right to purchase the restaurant property seven to 20 years after commencement of the lease at a purchase price equal to the greater of (i) the restaurant property's appraised value at the time of the lessee's purchase, or (ii) a specified amount, generally equal to the Fund's purchase price of the restaurant property, plus a predetermined percentage of such purchase price. Alternatively, a limited number of leases provide for a purchase option price which is computed pursuant to a formula that looks to various measures of value contained in an independent appraisal of the restaurant property. The General Partners negotiated only such formulae that they expected would result in reasonable approximations of the fair market value of the restaurant property at the time the option is exercised.

   Substitution of Restaurant Properties. Certain leases provide the lessee the right to offer the substitution of another restaurant property selected by the lessee and improved with the same restaurant chain approved by the landlord in the event that the tenant determines in its reasonable business discretion exercised in good faith that a restaurant property is inadequate or unprofitable for the purposes for which such restaurant property is used pursuant to the lease. In that event, the lessee has the right to offer the Fund the opportunity to exchange the restaurant property for another restaurant property (the "Substituted Restaurant Property") with a value of not less than the current value of the original leased restaurant property as determined by an independent appraisal of both restaurant properties.

   Generally, if the Fund approves the substitution, a closing shall take place within 60 days following the Fund's approval of the substitution. The terms of the lease for the Substituted Restaurant Property shall generally be identical to the terms of the lease as the original property, except that the lease term shall equal the remainder of the term of the original lease. The tenant must pay all reasonable costs associated with the substitution.

   In some cases if the Fund does not approve a proposed substitution, the tenant has the right to submit alternate restaurant properties to the Fund for the Fund's approval. If no restaurant properties are accepted by the Fund, the tenant has the option to purchase the original restaurant property in accordance with a formula set forth in the lease.

   Special Conditions. Certain leases provide that the Fund will not be permitted to own or operate, directly or indirectly, another restaurant property of the same or similar type as the leased restaurant property that is or will be located within a specified distance of the leased restaurant property.

   Insurance, Taxes, Maintenance, and Repairs. Substantially all of the leases require that the lessee pay all taxes and assessments, maintenance, repair, utility and insurance costs applicable to the real estate and permanent improvements. Lessees are required to maintain all restaurant properties in good order and repair.

   Lessees generally are required, under the terms of the leases, to maintain, for the benefit of the Fund and the lessee, casualty insurance in an amount not less than the full replacement value of the building and other permanent improvements (or a percent of such value in the case of certain leases, but in no case less than 90%), as well as liability insurance, generally for $1,000,000 for each location and event with an umbrella policy of $5,000,000. All lessees, other than those lessees with a substantial net worth, generally also are required to obtain "rental value" or "business interruption" insurance to cover losses due to the occurrence of an insured event for a specified period, generally six to 12 months. In general, no lease was entered into unless, in the opinion of the Advisor, the insurance required by the lease would adequately insure the restaurant property.

   The lessees generally are required to maintain the restaurant property and repair any damage to the restaurant property, except damage occurring during the last 24 months of the lease term (as extended), which in the opinion of the lessee renders the restaurant property unsuitable for occupancy, in which case the lessee will have the right instead to pay the insurance proceeds to the Fund and terminate the lease.

Joint Venture/Co-Tenancy Arrangements

   Certain Funds have entered into joint ventures or co-tenancy arrangements to own and operate a restaurant property with unaffiliated persons or entities, either alone or together with another Fund, provided that the Fund, alone or together with another Fund, acquired a controlling equity interest in such joint venture or co-tenancy property and possesses the power to direct or cause the direction of the management and policies of such joint venture or co-tenancy property.

   Under the terms of each joint venture agreement, the Fund and each joint venture partner are jointly and severally liable for all debts, obligations and other liabilities of the joint venture. In addition, the General Partners or their affiliates are entitled to reimbursement, at cost, for actual expenses incurred by them or their affiliates on behalf of the Fund. Joint ventures entered into to purchase and hold a restaurant property for investment generally have an initial term of 15 to 20 years (generally the same term as the initial term of the lease for the restaurant property in which the joint venture invests), and, after the expiration of the initial term, will continue in existence from year to year unless terminated at the option of either joint venturer or unless terminated by an event of dissolution as specified in the agreement governing the joint venture. The joint venture agreement restricts each venturer's ability to sell, transfer or assign its joint venture interest without first offering it for sale to its joint venture partner. In addition, in any joint venture with another Fund, in the event that one party desires to sell the restaurant property and the other party does not desire to sell, either party has the right to trigger dissolution of the joint venture by sending a notice to the other party. The notice will establish the price and terms for the sale or purchase of the other party's interest in the joint venture to the other party. The joint venture or partnership agreement grants the receiving party the right to elect either to purchase the other party's interest on the terms set forth in the notice or to sell its own interest on such terms.

Financing

   No Fund nor any general partnership or joint venture in which a Fund is a partner or joint venturer has acquired restaurant properties by incurring indebtedness. Generally, the partnership agreements governing each Fund do not permit the Fund to borrow to make investments. Subject to certain restrictions, however, the Funds may borrow funds but are not permitted to encumber any of the restaurant properties in connection with any such borrowing. The Funds do not borrow for the purpose of returning capital to the limited partners or under arrangements that would make them liable to creditors of a Fund. The General Partners have limited each Fund's outstanding indebtedness to 3% of the aggregate adjusted tax basis of its restaurant properties and have endeavored to structure any borrowing so that it will not constitute "acquisition indebtedness" for federal income tax purposes. In addition, a Fund may not incur indebtedness unless it first obtains an opinion of counsel that such borrowing will not constitute acquisition indebtedness. Notwithstanding the foregoing, the General Partners or their affiliates are entitled to reimbursement, at cost, for actual expenses incurred by them on behalf of a Fund.

Sale of Restaurant Properties

   The Funds generally hold their restaurant properties until the General Partners determine either that their sale or other disposition is advantageous in view of each Fund's investment objectives, or that such objectives will not be met. Generally, the intention has been to sell each Fund's restaurant properties within seven to 12 years after their acquisition or as soon thereafter as market conditions permit. In deciding whether to sell restaurant properties, the General Partners have considered factors such as potential capital appreciation, net cash flow and federal income tax considerations. The terms of certain leases, however, may require a Fund to sell a restaurant property if the lessee exercises its option to purchase a restaurant property after a specified portion of the lease term has elapsed. See "-- Description of Leases -- Right of Lessee to Purchase," above. No Fund has any obligation to sell all or any portion of a restaurant property at any particular time, except as may be required under lessee or joint venture purchase options.

   In connection with sales of restaurant properties by the Funds, purchase money security interests may have been taken by the Funds as part payment of the sales price. The terms of payment are affected by custom in the area in which the restaurant property is located and by prevailing economic conditions. When a purchase money security interest is accepted in lieu of cash upon the sale of a Fund's restaurant property, the Fund continues to have a mortgage on the restaurant property and the proceeds of the sale will be realized over a period of years rather than at closing of the sale.

Competition

   The competitive environment in which the Funds operate is substantially similar to that of APF, as described above on page C-52.

                  RISK FACTORS AND BENEFITS TO THE PRINCIPALS

   There are various risks involved in the Acquisitions, including those described below. In addition to the other information included in this Information Memorandum, you should carefully review the following risk factors.

   This Information Memorandum also contains forward-looking statements. Such statements can be identified by the use of forward-looking terminology such as "may," "will," "expect," "anticipate," "estimate," "continue" or other similar words. Although APF believes that its expectations reflected in such forward-looking statements are based on reasonable assumptions, such expectations may not prove to be correct. Important factors could cause such actual results to differ materially from the expectations reflected in these forward-looking statements including those set forth below, as well as general economic, business and market conditions, changes in federal and local laws and regulations, costs or difficulties relating to the Acquisitions and related transactions and increased competitive pressures.

Risks Relating to and Resulting from the Acquisitions

   Uncertainty Regarding Trading Prices for the APF Shares. There is no established trading market for the APF Shares, and it is possible that the APF Shares will trade at prices substantially below $10.00 per APF Share (which is the price per share at which the APF Shares have been sold in all three of APF's public offerings) or the historical per share book value of the assets of APF.

   In addition, the existing APF stockholders have not had an active trading market in which they could sell their APF shares and any limited partners of the Funds who become APF stockholders as a result of the Fund Acquisitions will have transformed their investment in non-tradable Units into an investment in freely tradable APF shares. Consequently, some of these stockholders may choose to sell their APF Shares upon Listing at a time when demand for APF Shares is relatively low. The market price of the APF Shares may be volatile after Listing, and the APF Shares could trade at amounts substantially less than $10.00 per APF Share as a result of increased selling activity following issuance of the APF Shares, the interest level of investors in purchasing the APF Shares after the Acquisitions and the amount of distributions to be paid by APF.

   Risks Associated with Becoming Self-Advised. Upon completion of APF's acquisition of the Advisor, APF will become responsible for the first time for its own day-to-day operations, including raising capital, analyzing investments, making acquisitions, completing due diligence, managing assets and accounting services. In addition, APF will acquire the Advisor's restaurant development capabilities and will therefore bear the risks associated with real estate development. There can be no assurance that APF will be able to integrate the advisory and real estate development functions into its business successfully. APF's overhead, on a consolidated basis, will increase as a result of being self-administered and of expanding its operations to include development services. If APF's existing or prospective tenants decide to limit their expansion plans or elect not to use APF's development services, APF may not be able to generate sufficient additional revenues to offset the additional expenses of performing functions formerly performed by the Advisor.

   Risks of Default on Mortgage Loans and Market Risks of
Securitizations. Following the CNL Restaurant Business Acquisitions, APF will perform the lending and securitization activities currently performed by the CNL Restaurant Financial Services Group. The CNL Restaurant Financial Services Group has previously securitized one portfolio of mortgage loans by contributing them to a trust which subsequently issued trust certificates representing beneficial ownership interests in the pool of mortgage loans. The CNL Restaurant Financial Services Group ultimately received the net proceeds paid to the trust from the sale of the trust certificates. Following the acquisition of the CNL Restaurant Financial Services Group, APF will oversee those lending and securitization operations. APF's experience with direct oversight of such mortgage financing is limited and there can be no assurance that APF will be able to integrate successfully the lending and securitization operations into its business. Certain additional risks of mortgage lending and securitization transactions, to which APF will be subject, are discussed below.

   APF will be subject to certain risks inherent in the business of lending, such as the risk of default of the borrower or bankruptcy of the borrower. Upon a default by a borrower, APF may not be able to sell the property securing a mortgage loan at a price that would enable it to recover the balance of the defaulted mortgage loan. In addition, the mortgage loans could be subject to regulation by federal, state and local authorities which could interfere with APF's administration of the mortgage loans and any collections upon a borrower's default.

   In addition, APF's ability to access securitization markets for mortgage loans on favorable terms could be adversely affected by a variety of factors, including adverse market conditions, interest rate fluctuations and adverse performance of its loan portfolio or servicing responsibilities. If APF is unable to access securitization markets, it would have to retain as assets those mortgage loans it would otherwise securitize (thereby remaining exposed to the related credit and repayment risks on such mortgage loans) and seek a different source for funding its operations than securitizations.

   APF will report gains on sales of mortgage loans in any securitization based in part on the estimated fair value of the mortgage-related securities retained by APF. In a securitization, APF would expect to retain a residual-interest security and retain an interest-only strip security. The fair value of the residual-interest and interest-only strip security would be the present value of the estimated net cash flows to be received after considering the effects of prepayments and credit losses. The capitalized mortgage servicing rights and mortgage-related securities would be valued using prepayment, default and interest rate assumptions that APF believes are reasonable. The amount of revenue recognized upon the sale of loans or loan participations will vary depending on the assumptions utilized.

   APF may have to make adjustments to the amount of revenue it recognizes for a securitization if the rate of prepayment, rate of default and the estimates of the future costs of servicing utilized by APF vary from APF's estimates. For example, APF's gain upon the sale of loans will have been either overstated or understated if prepayments and/or defaults are greater than or less than anticipated. In addition, higher levels of future prepayments, and/or increases in delinquencies or liquidations, would result in a lower valuation of the mortgage-related securities. These adjustments would adversely affect APF's earnings in the period in which the adjustment is made. Such adjustments may be material if APF's estimates are significantly different from actual results.

   Risks Involved in Hedging Transactions. The CNL Restaurant Financial Services Group has invested, and APF will continue to invest, in derivative financial securities and instruments for the sole purpose of providing protection against fluctuations in interest rates. From the time that APF's fixed rate loans are originated until the time that they are sold through a securitization transaction, APF will hedge against fluctuations in interest rates through the use of derivative financial instruments. At September 30, 1998, the CNL Restaurant Financial Services Group had outstanding interest rate swap contracts aggregating $133.6 million in notional amount. Based on prevailing interest rates, the CNL Restaurant Financial Services Group would have paid approximately $8.5 million if it had terminated the swap contracts at September 30, 1998. APF intends to terminate these agreements upon securitization of the fixed-rate mortgage loans, at which time both the gain or loss on the securitization and the gain or loss on the hedge will be measured and recognized.

   Conflicts of Interest in the Acquisitions; Substantial Benefit to Related Parties. There are conflicts of interest inherent in the structure of the Acquisitions. James M. Seneff, Jr. and Robert A. Bourne, who serve as the Chairman of the Board of Directors and Chief Executive Officer, and as the Vice Chairman and Treasurer of APF, respectively, have financial interests in the CNL Restaurant Businesses and the Funds that may cause their interests to diverge from those of independent APF stockholders. For a detailed description of these financial interests, see "-- Benefits to the Principals Resulting from the Acquisition," below.

   In an effort to reduce conflicts of interest, as part of the CNL Restaurant Business Acquisitions, Mr. Seneff and certain of his affiliates, Mr. Bourne and certain other executive officers of the Advisor have agreed that, for a period of three years following the consummation of such acquisitions, they will not engage in any restaurant property or financing services competitive with the services that APF will be able to provide as a result of those acquisitions.

   Risk of Environmental Liabilities. Various federal, state and local laws subject property owners or operators to liability for the costs of removal or remediation of certain hazardous substances on a property. Such laws often impose liability without regard to whether the owner or operator knew of, or was responsible for, the release of hazardous substances. With respect to the restaurant properties that APF will acquire if the Fund Acquisitions are consummated, the presence of, or the failure to properly remediate hazardous substances may adversely affect the ability of tenants to operate restaurant chains and may hinder APF's ability to borrow against contaminated properties. Also, the presence of hazardous waters on a property could result in personal injury or similar claims by private plaintiffs. The costs of complying with these environmental laws for the restaurant properties to be acquired from the Funds may adversely affect APF's operating costs and the value of the restaurant properties.

   The risk of environmental liabilities associated with the restaurant properties that APF will acquire if the Fund Acquisitions are consummated are similar to the risks associated with the restaurant properties currently owned by APF. However, satisfactory Phase I environmental site assessments have been obtained for all of APF's properties, but Phase I assessments have not been obtained for certain of the Funds' restaurant properties. APF intends to obtain Phase I assessments for all such restaurant properties prior to the Closing. Pursuant to the terms of the Fund Merger Agreements, APF has the right to refuse to acquire any Fund which has estimated environmental liabilities in excess of 10% of the value of the APF Share consideration proposed to be paid to such Fund by APF (based on the assigned value of $10.00 per APF Share).

   Dilution of Existing Stockholders in Public Offering. Concurrently with or shortly after consummation of the Fund Acquisitions, APF intends to engage in an underwritten public offering of APF Shares, if market conditions permit. This future sale of APF Shares could adversely affect the market price of the APF Shares. Based on the number of APF Shares outstanding at January 31, 1999 and assuming APF had acquired the CNL Restaurant Businesses as of that date, if all of the Funds are acquired by APF, APF will have 147,279,427 APF Shares outstanding (net of expenses to be paid by the Funds in the form of a reduction in the number of APF Shares paid to each Fund and assuming no limited partners of the Funds elect the Cash/Notes Option). Of such outstanding shares, 134,979,427 will be freely tradable in the open market.

   Risk that the Acquisitions will Affect APF's Continued Qualification as a REIT. APF's management believes that it operates in a manner that enables APF to meet the requirements for qualification as a REIT for federal income tax purposes. A REIT generally is not taxed at the corporate level on income it distributes to its stockholders, as long as it distributes at least 95% of its income to its stockholders annually. In addition, the REIT must meet certain asset tests at the end of each calendar year. APF has not requested, and does not plan to request a ruling from the Internal Revenue Service that it qualifies as a REIT. It has received an opinion, however, from its tax counsel, Shaw Pittman, that it has met the requirements for qualification as a REIT for the taxable years ended through 1998 and that it is in a position to continue such qualification. Shaw Pittman's opinion is based upon representations made by APF regarding relevant factual matters, upon existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable regulations issued under the Code and reported administrative and judicial interpretations of the Code and regulations, upon Shaw Pittman's review of relevant documents and upon the assumption that APF will operate in the manner described in this Information Memorandum.

   Opinions of counsel are not binding on the Internal Revenue Service or on any court. Furthermore, the conclusions stated in the opinions are conditioned on, and APF's continued qualification as a REIT will depend on, APF's management meeting various requirements.

   If APF fails to qualify as a REIT, it would be subject to federal income tax at regular corporate rates. In addition to these taxes, APF may be subject to the federal alternative minimum tax and various state income taxes. Unless APF is entitled to relief under specific statutory provisions, it could not elect to be taxed as a REIT for four taxable years following the year during which it was disqualified. Therefore, if APF loses its REIT status, the funds available for distribution to stockholders would be reduced substantially for each of the years involved.

Benefits to the Principals Resulting from the Acquisitions

   The executive officers of APF, including Mr. Seneff and Mr. Bourne, who serve as the Chairman of the Board of Directors and Chief Executive Officer, and as the Vice Chairman and Treasurer of APF, respectively, have financial interests in the Acquisitions that may cause their interests to diverge from those of independent APF stockholders. Because of their interests in the CNL Restaurant Businesses and the Funds, Messrs. Seneff and Bourne were excluded from the Special Committee that reviewed the Strategic Alternatives and determined that the Acquisitions were in the best interests of APF stockholders.

   As the sole stockholders of CNL Group Inc., the majority stockholder of the Advisor, Mr. Seneff and his wife will receive as consideration for their indirect ownership interest in the Advisor 4,905,040 of the 7,600,000 APF Shares allocated by the Board for the acquisition of the Advisor. Mr. Seneff will receive an additional 2,518,303 APF Shares as consideration for the acquisition by APF of his interest in the CNL Restaurant Financial Services Group based on the allocation by the Board of 4,700,000 APF Shares for the acquisition of the CNL Restaurant Financial Services Group. In addition, Mr. Bourne will receive 1,216,000 and 760,216 APF Shares, to be paid by APF as consideration for his interests in the Advisor and the CNL Restaurant Financial Services Group, respectively. The benefits that may be realized by Messrs. Seneff and Bourne as a result of the CNL Restaurant Business Acquisitions are likely to exceed the benefits that they would derive from the Advisor and the CNL Restaurant Financial Services Group if such acquisitions do not occur.

   As General Partners of the Funds, Messrs. Seneff and Bourne will receive an estimated aggregate of 273,499 APF Shares in exchange for their general partner interests if all of the Funds are acquired. In addition, in their capacity as General Partners, Messrs. Seneff and Bourne are liable for the repayment of the Funds' obligations and debts, which will be assumed by APF if the Funds are acquired. As directors of APF, however, Messrs. Seneff and Bourne will instead have limited liability to APF, its stockholders or third parties.

   Following the Acquisitions, Mr. Seneff will continue to serve as the Chairman of the Board of Directors of APF and Mr. Bourne will continue to serve as Vice Chairman. As APF directors, they will be entitled to receive performance-based incentives, including stock options, under AFP's 1999 Performance Incentive Plan or any option, incentive compensation or other similar plan approved by the stockholders.

                 COMMON STOCK OWNERSHIP AFTER THE ACQUISITIONS

   The following table presents certain information regarding beneficial ownership of the APF Shares by the directors and executive officers of APF,
including the Principals, both as of     , 1999 (the "Record Date"), the record
date for determining the beneficial owners of APF Shares entitled to vote on the approval of the Restated Articles, and on a pro forma basis. On the Record Date, there were 74,696,927 APF Shares outstanding. The pro forma numbers are based on the assumption that there will be 147,279,427 APF Shares outstanding (net of expenses to be paid by the Funds in the form of a reduction in the number of APF Shares paid to each Fund and assuming no limited partners of the Funds elect the Cash/Notes Option) following the Acquisitions if all of the Funds are acquired.

                          Beneficial Ownership as                Beneficial Ownership
                             of the Record Date               Following the Acquisitions
                          ----------------------------------  --------------------------------
Name of Beneficial Owner   Number               Percent(3)       Number         Percent(3)
------------------------  -------------        -------------  ---------------- ---------------
James M. Seneff, Jr.....         20,000 (1)                *         7,580,092          5.1%
Robert A. Bourne........            --                     *         2,112,965          1.4
G. Richard Hostetter....          5,479 (2)                *             5,479            *
Richard C. Huseman......            --                     *               --             *
J. Joseph Kruse.........            --                     *               --             *
All directors and
 executive officers as a
 group (10 persons)(4)..         25,479 (1)(2)             *        10,923,142          7.4%

--------
 * Less than 1%
(1) Represents shares held by the CNL Group, Inc., of which Mr. Seneff is a principal stockholder.
(2) Represents shares held by SunTrust Bank of Chattanooga, on behalf of Mr. Hostetter, in an individual retirement account.
(3) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. For each beneficial owner, APF Shares subject to options or conversion rights exercisable within 60 days of
         , 1999 are deemed outstanding.
(4) It is expected that following the CNL Restaurant Business Acquisitions, the number of executive officers of APF will increase such that the group of directors and executive officers of APF will consist of 13 persons. Based on 147,279,427 APF Shares outstanding upon completion of the Acquisitions, those 13 persons would beneficially own 10,752,608 APF Shares, representing 7.3% of the then outstanding APF Shares. The number and percentage of APF Shares that will be beneficially owned by the 10 persons who currently are the directors and executive officers of APF is greater than the number and percentage of APF Shares that will be beneficially owned by the directors and executive officers of APF following the Acquisitions due to changes in the composition of the executive officers that are expected to occur in connection with the CNL Restaurant Business Acquisitions.

                             ADDITIONAL INFORMATION

   APF stockholders who have more questions about the Acquisitions or would like to request any additional information should contact D.F. King & Co., Inc., the proxy solicitation firm hired by APF to assist in answering stockholder questions and administering the Special Meeting at the following address:

                             D. F. King & Co., Inc.
                                77 Water Street
                            New York, New York 10005
                                 (800) 207-3159

                                                                     Exhibit D-1

                         [LETTERHEAD OF MERRILL LYNCH]

                                                               February 10, 1999

Special Committee of the Board of Directors
CNL American Properties Fund, Inc.
400 East South Street
Suite 500
Orlando, Florida 32801

Gentlemen:

   CNL American Properties Fund, Inc., a Maryland corporation ("APF"), CFC Acquisition Corp., a Maryland corporation and wholly-owned subsidiary of APF ("Acquisition 1"), CFS Acquisition Corp., a Maryland corporation and a wholly owned subsidiary of APF ("Acquisition 2"), CNL Financial Corp., a Florida corporation ("CNL Financial"), CNL Financial Services, Inc., a Florida corporation ("CNL Services" and, together with CNL Financial, the "CNL Financial Companies"), CNL Group, Inc., a Florida corporation ("CNL Group"), and the principal stockholders of the CNL Financial Companies propose to enter into an Agreement and Plan of Merger (the "Financial Companies Agreement") pursuant to which the CNL Financial will be merged with Acquisition 1 and CNL Services will be merged with Acquisition 2 (the "Financial Companies Mergers") in a transaction in which the outstanding shares of common stock, par value $1.00 per share, of CNL Financial and CNL Services will be converted into the right to receive an aggregate of 4,700,000 shares of common stock, par value $.01 per share, of APF (the "APF Shares"). In addition, APF, CFA Acquisition Corp., a Maryland corporation and a wholly-owned subsidiary of APF ("Acquisition 3"), CNL Fund Advisors, Inc., a Florida corporation (the "CNL Advisory Company" and, together with the CNL Financial Companies, the "CNL Companies"), CNL Group and certain of the principal stockholders of the CNL Advisory Company propose to enter into an Agreement and Plan of Merger (the "Advisory Company Agreement" and, together with the Financial Companies Agreement, the "Agreements") pursuant to which the CNL Advisory Company will be merged with Acquisition 3 (the "Advisory Company Merger" and, together with the Financial Companies Mergers, the "Mergers") in a transaction in which the outstanding shares of the common stock, par value $1.00 per share, of the CNL Advisory Company will be converted into the right to receive 7,600,000 APF Shares (such shares, together with APF Shares to be issued in the Financial Companies Mergers being referred to herein as the "Merger Consideration"). We understand that the CNL Companies are affiliates of APF.

   You have asked us whether, in our opinion, the Merger Consideration to be issued in the Mergers, when viewed as a single transaction, is fair, from a financial point of view, to APF.

   In arriving at the opinion set forth below, we have, among other things:

     (1) reviewed certain publicly available business and financial information relating to the CNL Companies and APF that we deemed to be relevant;

     (2) reviewed certain information, including financial forecasts, relating to the business, earnings, cash flow, assets, liabilities and prospects of the CNL Companies and APF, as well as the amount and timing of the cost savings and related expenses and synergies expected to result from the Mergers (the "Expected Synergies"), furnished to us by the CNL Companies and APF;

     (3) conducted discussions with members of senior management and representatives of the CNL Companies and APF concerning the matters described in clauses (1) and (2) above, as well as their

                                     D-1-1
  respective businesses and prospects before and after giving effect to the Mergers and the Expected Synergies;

     (4) reviewed valuation multiples for the common stock of the CNL Companies and the APF Shares and compared them with those of certain publicly traded companies that we deemed to be relevant as well as conducted a discounted cash flow analysis of the free cash flows of APF and of the CNL Companies;

     (5) reviewed the results of operations of the CNL Companies and APF and compared them with those of certain publicly traded companies that we deemed to be relevant;

     (6) compared the proposed financial terms of the Mergers with the financial terms of certain other transactions that we deemed to be relevant;

     (7) participated in certain discussions among representatives of the CNL Companies and APF and their financial and legal advisors;

     (8) reviewed the potential pro forma impact of the Mergers;

     (9) reviewed drafts of the Agreements; and

     (10) reviewed such other financial studies and analyses and took into account such other matters as we deemed necessary, including our assessment of general economic, market and monetary conditions.

   In preparing our opinion, we have assumed and relied on the accuracy and completeness of all information supplied or otherwise made available to us, discussed with or reviewed by or for us, or publicly available, and we have not assumed any responsibility for independently verifying such information or undertaken an independent evaluation or appraisal of any of the assets or liabilities of the CNL Companies or APF or been furnished with any such evaluation or appraisal. In addition, we have not assumed any obligation to conduct any physical inspection of the properties or facilities of the CNL Companies or APF. With respect to the financial forecast information and the Expected Synergies furnished to or discussed with us by the CNL Companies or APF, we have assumed that they have been reasonably prepared and reflect the best currently available estimates and judgment of the CNL Companies' or APF's management as to the expected future financial performance of the CNL Companies or APF, as the case may be, and the Expected Synergies. We have further assumed that the Mergers will qualify as a tax-free reorganization for U.S. federal income tax purposes. We have also assumed that the final form of each of the Agreements will be substantially similar to the last draft of each such Agreement reviewed by us. Our opinion is necessarily based upon market, economic and other conditions as they exist and can be evaluated on, and on the information made available to us as of, the date hereof. We have assumed that in the course of obtaining the necessary consents or approvals (contractual or otherwise) for the Mergers, no restrictions will be imposed that will have a material adverse effect on the contemplated benefits of the Mergers. Our opinion views the Mergers as a single transaction and does not cover either the Financial Companies Mergers or the Advisory Company Merger as stand-alone transactions.

   We are acting as financial opinion provider to APF in connection with the Mergers and, upon the rendering this opinion, will receive a fee from APF for such services. We are also acting as financial opinion provider and rendering a fairness opinion to APF in connection with certain other proposed mergers of up to 18 limited partnerships affiliated with APF and the CNL Companies and will receive a fee from APF for such services. In addition, APF has agreed to indemnify us for certain liabilities arising out of these engagements.

   We are currently engaged by APF to act as underwriter or placement agent in connection with certain proposed equity financings for APF that may in the future be undertaken by APF and, if we act in this capacity in connection with such a financing, we will receive customary compensation for this service as provided under the terms of such engagement. In addition, we were retained (i) in June 1998 by APF to act as financial advisor in connection with the review of certain strategic alternatives considered by APF and (ii) in July 1998 by the CNL Financial Companies to act as financial advisor and lead placement agent in connection with the structuring and issuance of certain franchise loan-backed securities, and have received fees for the rendering of such services. In addition, in the ordinary course of our business, we may in the future actively trade APF

                                     D-1-2

Shares for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities. This opinion is solely for the use and benefit of the Special Committee of the Board of Directors of APF in its evaluation of the Mergers and shall not be used for any other purpose. Our opinion does not address the merits of the underlying decision by APF to engage in the Mergers. This opinion does not constitute a recommendation to any shareholder of APF as to how such shareholder should vote on any matter presented to such shareholder, including any vote with respect to the authorization of additional shares for issuance by APF, and is not intended to be relied upon or confer any rights or remedies upon any employee, creditor, shareholder or other equity holder of APF or any other party. This opinion shall not be reproduced, disseminated, quoted, summarized or referred to at any time, in any manner or for any purpose, nor shall any public references to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") or any of its affiliates be made by APF or any of its affiliates, without the prior written consent of Merrill Lynch. We are not expressing any opinion herein as to the prices at which APF Shares may trade following the announcement or consummation of the Mergers.

   On the basis of and subject to the foregoing, we are of the opinion that, as of the date hereof, the Merger Consideration to be issued in the Mergers, when viewed together as a single transaction, is fair, from a financial point of view, to APF.

                         Very truly yours,

                         /s/ Merrill Lynch, Pierce, Fenner & Smith Incorporated

                         Merrill Lynch, Pierce, Fenner & Smith Incorporated

                                     D-1-3

                                                                     Exhibit D-2

                         [LETTERHEAD OF MERRILL LYNCH]

                                                               February 10, 1999

Special Committee of the Board of Directors
CNL American Properties Fund, Inc.
400 East South Street
Suite 500
Orlando, Florida 32801

Gentlemen:

   CNL American Properties Fund, Inc., a Maryland corporation ("APF"), CNL APF Partners, L.P., a Delaware limited partnership (the "Operating Partnership"), CNL APF GP Corp., a Delaware corporation (the "OP General Partner"), and Robert
A. Bourne, James M. Seneff, Jr. and CNL Realty Corporation, a Florida corporation (together with Messrs. Bourne and Seneff, the "General Partners"), propose to enter into separate Agreements and Plans of Merger (collectively, the "Agreements") with each of the 18 CNL Income Funds set forth on Schedule A attached hereto (collectively, the "CNL Income Funds") pursuant to which the CNL Income Funds will be merged with the Operating Partnership (collectively, the "Mergers") in a transaction in which the outstanding general and limited partner interests in the CNL Income Funds (the "Units") will be converted into the right to receive a maximum of 61,000,000 shares of common stock, par value $.01 per share, of APF (the "APF Shares") or, at the option of any holder of limited partner interests who qualifies as a dissenting partner, a combination of cash and Callable Notes of APF (together with the APF Shares, the "Merger Consideration") in lieu of such APF Shares. For purposes of our opinion, we have assumed that all Units will be converted into the right to receive APF Shares. We understand that the CNL Income Funds are affiliates of APF.

   You have asked us whether, in our opinion, the Merger Consideration to be issued in the Mergers, when viewed as a single transaction, is fair, from a financial point of view, to APF.

   In arriving at the opinion set forth below, we have, among other things:

     (1) reviewed certain publicly available business and financial information relating to the CNL Income Funds and APF that we deemed to be relevant;

     (2) reviewed certain information, including financial forecasts, relating to the business, earnings, cash flow, assets, liabilities and prospects of the CNL Income Funds and APF, as well as the amount and timing of the cost savings and related expenses and synergies expected to result from the Mergers (the "Expected Synergies"), furnished to us by APF and the General Partners regarding the CNL Income Funds;

     (3) reviewed and analyzed the appraisals of the CNL Income Funds prepared by Valuation Associates, an independent real estate appraisal firm, as well as conducted an independent summary valuation analysis of the CNL Income Funds' real estate assets;

     (4) conducted discussions with members of senior management and representatives of the CNL Income Funds, the General Partners and APF concerning the matters described in clauses (1) and (2) above, as well as their respective businesses and prospects before and after giving effect to the Mergers and the Expected Synergies;

     (5) reviewed valuation multiples for the APF Shares and compared them with those of certain publicly traded companies that we deemed to be relevant as well as conducted a discounted cash flow analysis of the free cash flows of APF and of the CNL Income Funds' real estate assets.

                                     D-2-1

     (6) reviewed the results of operations of the CNL Income Funds and APF and compared them with those of certain other comparable entities that we deemed to be relevant;

     (7) compared the proposed financial terms of the Mergers with the financial terms of certain other transactions that we deemed to be relevant;

     (8) participated in certain discussions among representatives of the CNL Income Funds, the General Partners and APF and their financial and legal advisors;

     (9) reviewed the potential pro forma impact of the Mergers;

     (10) reviewed drafts of the Agreements; and

     (11) reviewed such other financial studies and analyses and took into account such other matters as we deemed necessary, including our assessment of general economic, market and monetary conditions.

   In preparing our opinion, we have assumed and relied on the accuracy and completeness of all information supplied or otherwise made available to us, discussed with or reviewed by or for us, or publicly available, and we have not assumed any responsibility for independently verifying such information or undertaken an independent evaluation or appraisal of any of the assets or liabilities of APF or an appraisal of any of the assets or liabilities of the CNL Income Funds. In addition, we have not assumed any obligation to conduct any physical inspection of the properties or facilities of the CNL Income Funds or APF. With respect to the financial forecast information and the Expected Synergies furnished to or discussed with us by the CNL Income Funds or APF, we have assumed that they have been reasonably prepared and reflect the best currently available estimates and judgment of the General Partners' or APF's management as to the expected future financial performance of the CNL Income Funds or APF, as the case may be, and the Expected Synergies. We also have not assumed any obligation to review the income tax consequences of the Mergers on the CNL Income Funds or APF or their respective equity holders. We have also assumed that the final form of each of the Agreements will be substantially similar to the last draft of each such Agreement reviewed by us. Our opinion is necessarily based upon market, economic and other conditions as they exist and can be evaluated on, and on the information made available to us as of, the date hereof. We have assumed that in the course of obtaining the necessary consents or approvals (contractual or otherwise) for the Mergers, no restrictions will be imposed that will have a material adverse effect on the contemplated benefits of the Mergers. In addition, we have been advised by the Special Committee, and have assumed for purposes of our opinion, that the Mergers will occur at the same time. Our opinion views the Mergers as a single transaction and does not cover any merger of a CNL Income Fund with the Operating Partnership as a stand-alone transaction.

   We are acting as financial opinion provider to APF in connection with the Mergers and, upon the rendering this opinion, will receive a fee from APF for such services. We are also acting as financial opinion provider to APF in connection with certain other proposed mergers of three corporations affiliated with APF and the CNL Income Funds and will receive a fee from APF for such services. In addition, APF has agreed to indemnify us for certain liabilities arising out of these engagements.

   We are currently engaged by APF to act as underwriter or placement agent in connection with certain proposed equity financings for APF that may in the future be undertaken by APF and, if we act in this capacity in connection with such a financing, we will receive customary compensation for this service as provided under the terms of such engagement. In addition, we were retained (i) in June 1998 by APF to act as financial advisor in connection with the review of certain strategic alternatives considered by APF and (ii) in July 1998 by the CNL Financial Corp. and CNL Financial Services, Inc. to act as financial advisor and lead placement agent in connection with the structuring and issuance of certain franchise loan-backed securities and have received fees for the rendering of such services. In addition, in the ordinary course of our business, we may in the future actively trade APF Shares for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities. This opinion is solely for the use and benefit of the Special Committee of the Board of Directors of APF in its evaluation of the Mergers and shall not be used for any other purpose. Our opinion does not address the merits of the underlying decision by APF to engage in the Mergers. This opinion does not constitute a recommendation to any shareholder of APF as to how such

                                     D-2-2
shareholder should vote on any matter presented to such shareholder, including any vote with respect to the authorization of additional shares for issuance by APF, and is not intended to be relied upon or confer any rights or remedies upon any employee, creditor, shareholder or other equity holder of APF or any other party. This opinion shall not be reproduced, disseminated, quoted, summarized or referred to at any time, in any manner or for any purpose, nor shall any public references to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") or any of its affiliates be made by APF or any of its affiliates, without the prior written consent of Merrill Lynch. We are not expressing any opinion herein as to the prices at which APF Shares may trade following the announcement or consummation of the Mergers.

   On the basis of and subject to the foregoing, we are of the opinion that, as of the date hereof, the Merger Consideration to be issued in the Mergers, when viewed together as a single transaction, is fair, from a financial point of view, to APF.

                                    Very truly yours,

                                    /s/ Merrill Lynch, Pierce, Fenner & Smith
                                    Incorporated

                                    Merrill Lynch, Pierce, Fenner & Smith
                                    Incorporated

                                     D-2-3

                                                                       Exhibit E

                         FORM OF FUND MERGER AGREEMENT

                          AGREEMENT AND PLAN OF MERGER

   This Agreement and Plan of Merger is entered into as of this 11th day of March, 1999, by and among CNL American Properties Fund, Inc., a Maryland corporation ("APF"), CNL APF Partners, L.P., a Delaware limited partnership (the "Operating Partnership"), CNL APF GP Corp., a Delaware corporation (the
"OP General Partner"),      , a Florida limited partnership (the "Fund"), and
Robert A. Bourne, James M. Seneff, Jr., and CNL Realty Corporation, a Florida corporation (together with Messrs. Bourne and Seneff, the "General Partners"). APF, the Operating Partnership, the OP General Partner, the Fund and the General Partners are referred to collectively herein as the "Parties" and individually as a "Party."

                                   RECITALS:

   WHEREAS, the Parties hereto desire to consummate a merger (the "Merger") whereby the Fund will be merged with and into the Operating Partnership, and the Operating Partnership will be the surviving limited partnership in the Merger, upon the terms and subject to the conditions of this Agreement and in accordance with the Delaware Revised Uniform Limited Partnership Act (the "Delaware RULPA") and the Florida Revised Uniform Limited Partnership Act (the "Florida RULPA");

   WHEREAS, the Fund is one of 18 CNL Income Funds (collectively with the Fund, the "CNL Income Funds") that APF is proposing to acquire (the "Proposed Acquisitions");

   WHEREAS, the Special Committee (the "Special Committee") of the independent members of the Board of Directors of APF has received a fairness opinion (the "Fairness Opinion") from Merrill Lynch & Co. as to the fairness to APF, from a financial point of view, of the consideration to be paid in connection with the Proposed Acquisitions;

   WHEREAS, the Special Committee has recommended the Merger to the Board of Directors of APF and the Board has approved the proposal to consummate the Merger (the "Merger Proposal") and the related transactions;

   WHEREAS, Legg Mason Wood Walker Incorporated has delivered a fairness opinion (the "Fund Fairness Opinion") to the General Partners as to the fairness to the Fund and its limited partners from a financial point of view, of the APF Common Share consideration offered to the Fund and its limited partners; and

   WHEREAS, the Board of Directors of the OP General Partner has unanimously approved the Merger Proposal;

   NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the receipt and sufficiency of which are acknowledged, the Parties agree as follows:

                                   ARTICLE I

                                  Definitions

   1.1 Terms Defined in this Agreement. As used in this Agreement, the following terms shall have the respective meanings set forth below:

   "Affiliate" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act.

   "Affiliated Group" means any affiliated group within the meaning of Code
(S)1504, or any similar group defined under a similar provision of state, local or foreign law.

   "Agreement" means this Agreement, as amended from time to time.

   "APF" has the meaning set forth in the preface above.

   "APF Common Shares" shall mean the shares of common stock, par value $0.01, of APF.

   "APF Indemnity Claim" has the meaning set forth in Section 12.1 below.

   "APF SEC Documents" has the meaning set forth in Section 6.7 below.

   "Basis" means any past or present fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction that forms the basis for any specified consequence.

   "Business Combination" has the meaning set forth in Section 4.1(b) below.

   "Cash/Note Option" has the meaning set forth in Section 4.4 below.

   "Closing" has the meaning set forth in Section 2.3 below.

   "CNL Income Funds" has the meaning set forth in the second paragraph of the Recitals above.

   "Closing Date" has the meaning set forth in Section 2.3 below.

   "Code" means the Internal Revenue Code of 1986, as amended.

   "Confidential Information" means any information concerning the businesses and affairs of the Fund, the Operating Partnership or APF, if any, that is not already generally available to the public.

   "Delaware RULPA" has the meaning set forth in the first paragraph of the Recitals above.

   "Disclosure Schedule" has the meaning set forth in the first paragraph of
Article VII below.

   "Dissenting Partners" has the meaning set forth in Section 4.4 below.

   "Effective Time" has the meaning set forth in Section 2.2 below.

   "Employee Benefit Plan" means any (a) nonqualified deferred compensation or retirement plan or arrangement which is an Employee Pension Benefit Plan, (b) tax-qualified defined contribution retirement plan or arrangement which is an Employee Pension Benefit Plan, (c) tax-qualified defined benefit retirement plan or arrangement which is an Employee Pension Benefit Plan (including any Multiemployer Plan), or (d) Employee Welfare Benefit Plan or material fringe benefit plan or program.

   "Fairness Opinion" has the meaning set forth in the third paragraph of the Recitals above.

   "Florida RULPA" has the meaning set forth in the first paragraph of the Recitals above.

   "Fund" has the meaning set forth in the preface above.

   "Fund Articles of Merger" has the meaning set forth in Section 2.2 below.

   "Fund Fairness Opinion" has the meaning set forth in the fifth paragraph of the recitals above.

   "Fund Indemnity Claim" has the meaning set forth in Section 12.2 below.

   "Fund Interests" means the general and limited partnership interests in the Fund.

   "Fund SEC Documents" has the meaning set forth in Section 7.7 below.

   "GAAP" means United States generally accepted accounting principles as in effect from time to time.

   "General Partners" has the meaning set forth in the preface above.

   "Intellectual Property" means (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (b) all trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all mask works and all applications, registrations, and renewals in connection therewith, (e) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (f) all computer software (including data and related documentation but excluding commercially available shrink wrap software), (g) all other proprietary rights, and (h) all copies and tangible embodiments thereof (in whatever form or medium).

   "IRS" means the Internal Revenue Service.

   "Knowledge" means in the case of the Fund, CNL Realty Corporation, Inc., APF and the OP General Partner, the actual knowledge of a director or an executive officer after reasonable investigation and, in the case of the individual General Partners, the collective actual Knowledge of all of the General Partners after reasonable investigation. For the purposes of this Agreement, the Knowledge of one General Partner shall be attributed to the other General Partners.

   "Known" and "Knowingly" mean that the Fund, any General Partner or APF, as applicable, had Knowledge of the particular matter or took the action described with prior Knowledge.

   "Liability" means any liability (whether Known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

   "Material Adverse Effect" means, as to any Party, a material adverse effect on the business, properties, operations or condition (financial or otherwise) which is not related to an industry-wide change in the economy or market or other conditions affecting all businesses in the industry of the Party to which the term is applied.

   "Merger" has the meaning set forth in the first paragraph of the Recitals above.

   "Merger Proposal" has the meaning set forth in fourth paragraph of the Recitals above.

   "Most Recent 10-Q" has the meaning set forth in Section 7.5 below.

   "Most Recent Balance Sheet" means the most recent balance sheet filed in a Fund SEC Document.

   "Notes" has the meaning set forth in Section 4.4 below.

   "NYSE" means the New York Stock Exchange.

   "OP Certificate of Merger" has the meaning set forth in Section 2.2 below.

   "OP General Partner" has the meaning set forth in the Preface above.

   "OP Limited Partner" means CNL APF LP Corp., a Delaware corporation and wholly owned subsidiary of APF.

   "Operating Partnership" has the meaning set forth in the preface above.

   "Ordinary Course of Business" means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

   "Party" or "Parties" has the meaning set forth in the preface above.

   "Partner" means any holder of Fund Interests.

   "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, a limited liability company, an unincorporated organization, a governmental entity (or any department, agency, or political subdivision thereof) or other entity.

   "Proposed Acquisitions" has the meaning set forth in the second paragraph of the Recitals above.

   "Registration Statement" means the registration statement on Form S-4 to be filed by APF to register the APF Common Shares to be issued as Share Consideration in the Merger.

   "Representative" has the meaning set forth in Section 12.3 below.

   "SEC" means the Securities and Exchange Commission.

   "Securities Act" means the Securities Act of 1933, as amended.

   "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

   "Security Interest" means any mortgage, pledge, lien, encumbrance, charge, or other security interest, other than (a) mechanic's, materialmen's, and similar liens, (b) liens for Taxes not yet due and payable or for Taxes that the taxpayer is contesting in good faith through appropriate proceedings, (c) purchase money liens and liens securing rental payments under capital lease arrangements, (d) other liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money and (e) any minor imperfection of title or similar lien which individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect on such Party.

   "Share Consideration" has the meaning set forth in Section 4.1(a) below.

   "Special Committee" has the meaning set forth in the third paragraph to the Recitals above.

   "Subsidiary" means any corporation, partnership, joint venture, limited liability company or other entity with respect to which a specified Person (or a Subsidiary thereof) owns a majority of the common stock or other voting interests or has the power to vote or direct the voting of sufficient securities or interests to elect a majority of the directors or otherwise control the management.

   "Surviving Partnership" has the meaning set forth in Section 2.1 below.

   "Takeover Statute" has the meaning set forth in Section 8.9 below.

   "Tax" means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code

(S)59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

   "Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

   "Third-Party Claim" has the meaning set forth in Section 12.4 below.

                                   ARTICLE II

                        Merger; Effective Time; Closing

   2.1 Merger. Subject to the terms and conditions of this Agreement, the Delaware RULPA and the Florida RULPA, at the Effective Time, the Operating Partnership and the Fund shall consummate the Merger in which (i) the Fund shall be merged with and into the Operating Partnership and the separate limited partnership existence of the Fund shall thereupon cease, (ii) the Operating Partnership shall be the successor or surviving limited partnership in the Merger and shall continue to be governed by the laws of the State of Delaware and (iii) the separate limited partnership existence of the Operating Partnership with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger. The limited partnership surviving the Merger is sometimes hereinafter referred to as the "Surviving Partnership." The Merger shall have the effects set forth in the Delaware RULPA and the Florida RULPA. As a result of the Merger, the outstanding Fund Interests shall be converted or cancelled in the manner provided in Article IV.

   2.2 Effective Time. On the Closing Date, subject to the terms and conditions of this Agreement, the Operating Partnership and the Fund shall (i) execute or cause to be executed (A) a Certificate of Merger in the form required by the Delaware RULPA (the "OP Certificate of Merger") and (B) Articles of Merger in the form required by the Florida RULPA (the "Fund Articles of Merger"), and
(ii) cause the OP Certificate of Merger to be filed with the Delaware Secretary of State as provided in the Delaware RULPA and the Fund Articles of Merger to be filed with the Florida Department of State as provided in the Florida RULPA, in each case, on the Closing Date or as soon as practicable thereafter. The Merger shall become effective at (i) such time as the OP Certificate of Merger has been duly filed with the Delaware of Secretary of State and the Fund Articles of Merger has been duly filed with the Florida Department of State or
(ii) such other time as is agreed upon by APF, the OP General Partner and the General Partners and specified in the OP Certificate of Merger and the Fund Articles of Merger. Such time is hereinafter referred to as the "Effective Time."

   2.3 The Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Shaw Pittman Potts & Trowbridge, 2300 N Street, N.W., Washington, D.C. 20037, commencing at 9:00 a.m. local time on such date as within five (5) business days following the fulfillment or waiver of the conditions set forth in Article X (other than conditions which by their nature are intended to be fulfilled at the Closing) or such other place or time or on such other date as APF, the OP General Partner and the General Partners may agree or as may be necessary to permit the fulfillment or waiver of the conditions set forth in Article X (the "Closing Date"). In no event shall the Closing Date be a date subsequent to December 31, 1999. At the Closing, there shall be delivered to APF, the Operating Partnership, the OP General Partner, the General Partners and the Fund the certificates and other documents and instruments required to be delivered under
Article X.

   2.4 Further Assurances. Each Party hereto will execute such further documents and instruments and take such further actions as may be reasonably requested by one or more of the other Parties to consummate the Merger, to vest the Surviving Partnership with full title to all assets, properties, rights, approvals, immunities and franchises of either the Fund or the Operating Partnership or to effect the other purposes of this Agreement.

                                  ARTICLE III

 Certificate of Limited Partnership; Limited Partnership Agreement;and General
                        Partner of Surviving Partnership

   3.1 Certificate of Limited Partnership. At the Effective Time, the certificate of limited partnership of the Operating Partnership, as in effect immediately prior to the Effective Time, shall be the certificate of limited partnership of the Surviving Partnership until thereafter amended as provided therein.

   3.2 Limited Partnership Agreement. At the Effective Time, the limited partnership agreement of the Operating Partnership, as in effect immediately prior to the Effective Time, shall be the limited partnership agreement of the Surviving Partnership.

   3.3 General Partner. The general partner of the Operating Partnership immediately prior to the Effective Time shall be the general partner of the Surviving Partnership from and after the Effective Time until it is replaced or it resigns in accordance with the limited partnership agreement of the Surviving Partnership.

                                   ARTICLE IV

              Share Consideration; Payment of Share Consideration

   4.1 Share Consideration; Conversion or Cancellation of Fund Interests in Merger.

   (a) At the Effective Time, by virtue of the Merger and without any action by the Parties, all of the outstanding Fund Interests (i) shall be converted into
the right to receive up to      fully paid and nonassessable APF Common Shares
(     APF Common Shares if the Reverse Split [defined below] occurs before the
Closing) (the "Share Consideration") pursuant to the terms of Section 4.2 below, (ii) shall cease to be outstanding, and (iii) shall be canceled and retired and shall cease to exist, and each Partner, as the holder of such Fund Interests shall cease to have any rights with respect thereto, except the right to receive either (A) APF Common Shares therefor in accordance with this
Section 4.1 and Section 4.3 or (B) the cash and Notes in accordance with
Section 4.4 below. Subject to the approval of the APF's shareholders of an amendment to its article of incorporation, APF anticipates that prior to the Closing it will effect a one for two reverse stock split (the "Reverse Split") pursuant to which each two shares of APF Common Shares outstanding will be exchanged for one share of APF Common Shares.

   (b) Except for the Reverse Stock Split described in Section 4.1(a), prior to the Effective Time, APF shall not split or combine the APF Common Shares, or pay a stock dividend or other stock distribution in APF Common Shares, or in rights or securities exchangeable for, convertible into or exercisable for APF Common Shares, or otherwise change APF Common Shares into, or exchange APF Common Shares for, any other securities (whether pursuant to or as part of a merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation of APF as a result of which APF stockholders receive cash, stock, or other property in exchange for, or in connection with, their APF Common Shares (a "Business Combination") or otherwise), or make any other dividend or distribution on or of APF Common Shares (other than regular quarterly cash dividends paid on APF Common Shares or any distribution pursuant to APF's dividend reinvestment plan), without the parties hereto having first entered into an amendment to this Agreement pursuant to which the Share Consideration will be adjusted to reflect such split, combination, dividend, distribution, Business Combination, or change.

   (c) At the Effective Time, by virtue of the Merger and without any action by holders thereof, all of the APF Common Shares issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding.

   4.2 Payment of Share Consideration. At the Closing, subject to Section 4.4 below, the Partners shall receive the Share Consideration (less expenses paid by APF on behalf of the Fund), distributed in accordance with the provisions of the Fund's limited partnership agreement as of the Closing Date. For the purposes of this Agreement, the Share Consideration will be reduced (i) by one APF Common Share for every $10.00 of expenses incurred by the Fund but paid or assumed by APF on behalf of the Fund and (ii) as provided in Section 4.4 below.

   4.3 Fractional APF Common Shares. No certificates representing fractional APF Common Shares shall be issued upon conversion of any Fund Interests. Each Partner of the Fund who would otherwise be entitled to fractional APF Common Shares will receive one APF Common Share for a fractional interest representing 50% or more of one APF Common Share. No APF Common Shares will be issued for a fractional interest representing less than 50% of one APF Common Share.

   4.4 Cash/Note Option. In the event that the Merger is consummated and one or more limited partners (the "Dissenting Partners") of the Fund vote against the Merger and affirmatively elect the cash/note option (the "Cash/Note Option"), such Dissenting Partners shall be entitled to receive, in lieu of the Share Consideration, consideration based on such Dissenting Partners' percentage interest (as determined by the Fund's partnership agreement) in the Fund's
asset liquidation value of $    , based on Valuation Associates' appraisal.
Such consideration shall be payable 10% in cash and 90% in Callable Notes due in 2006 (the "Notes"). The Notes will bear interest at a fixed rate equal to 120% of the applicable federal rate as of the date the consent solicitation on Form S-4 is mailed to the limited partners. The Share Consideration shall be reduced on a one-for-one basis for all APF Shares otherwise distributable to Dissenting Partners had such Dissenting Partners not elected the Cash/Note Option.

                                   ARTICLE V

             Representations and Warranties of The General Partners

   Each General Partner severally represents and warrants to APF and the Operating Partnership that the statements contained in this Article V are correct and complete as of the date hereof and on the Closing Date:

   5.1 Authorization of Transaction. The General Partner has full power and authority (including, as applicable, full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the General Partner, enforceable in accordance with its terms and conditions. The General Partner does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement, except in connection with federal securities laws and any applicable "Blue Sky" or state securities laws.

   5.2 Noncontravention. Except as set forth in Section 5.2 of the Disclosure Schedule, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the General Partner is subject or, as applicable, any provision of the General Partner's articles of incorporation, bylaws or other organizational documents.

                                   ARTICLE VI

 Representations and Warranties of APF, The OPGeneral Partner and The Operating
                                  Partnership

   APF, the OP General Partner and the Operating Partnership jointly and severally represent and warrant to the General Partners and the Fund that the statements contained in this Article VI are correct and complete as of the date hereof and the Closing Date:

   6.1 Organization. APF is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland. APF is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the failure to so qualify or obtain authorization would not have a Material Adverse Effect on APF. APF has full corporate power and authority and all licenses, permits, and authorizations necessary to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. The OP General Partner is a corporation duly organized, validly existing, and in good standing under the laws of the state of Delaware. The Operating Partnership is a limited partnership duly organized, validly existing, and in good standing under the laws of the State of Delaware. The Operating Partnership is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the failure to so qualify or obtain authorization would not have a Material Adverse Effect on the Operating Partnership. The Operating Partnership has full limited partnership power and authority and all licenses, permits, and authorizations necessary to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. APF and the OP General Partner have delivered to the General Partners and the Fund correct and complete copies of the certificate of incorporation of APF and the OP General Partner and the certificate of limited partnership and the limited partnership agreement of the Operating Partnership (each as amended to date). The minute books (containing the records of meetings of the stockholders, the board of directors, and any committees of the board of directors), the stock certificate books, and the stock record books of APF and the OP General Partner and any organizational records of the Operating Partnership have been made available to the General Partners and the Fund and are correct and complete. APF is not in default under or in violation of any provision of its certificate of incorporation, and the Operating Partnership is not in default under or in violation of any provision of its certificate of limited partnership or limited partnership agreement.

   6.2 Capital Stock. The authorized capital stock of APF consists of 125,000,000 shares of common stock, $.01 par value (the "APF Common Shares"), of which 74,696,927 shares are outstanding as of January 31, 1999. Since January 31, 1999, APF has not issued any shares of capital stock. All outstanding APF Common Shares are, and all APF Common Shares issuable under any stock option plans of APF, will be when issued in accordance with the terms thereof, duly authorized, validly issued, fully paid and nonassessable. Except
for the      APF Common Shares which may be issued in connection with APF's acquisition of the other 17 CNL Income Funds in the Proposed Acquisitions and the 12,300,000 APF Shares which may be issued in connection with APF's acquisition of CNL Fund Advisors, Inc., CNL Financial Services, Inc. and CNL Financial Corp., there are outstanding on the date hereof no options, warrants, calls, rights, commitments or any other agreements of any character to which APF is a party or by which it may be bound, requiring it to issue, transfer, sell, purchase, register, redeem, or acquire any shares of capital stock or any securities or rights convertible into, exchangeable for or evidencing the right to subscribe for or acquire any shares of its capital stock. All of the outstanding general partner interests of the Operating Partnership are owned by the OP General Partner, and all of the outstanding limited partner interests of the Operating Partnership are owned by the OP Limited Partnership, and there are outstanding on the date hereof no options, warrants, rights, commitments or any other agreements of any character to which the Operating Partnership or any partner thereof is a party or which it may be bound requiring it to issue, transfer, sell, purchase, register, redeem or acquire any interest in the Operating Partnership.

   6.3 Authorization for Common Stock. The Share Consideration will, when issued, be duly authorized, validly issued, fully paid and nonassessable, and no stockholder of APF will have any preemptive right or similar rights of subscription or purchase in respect thereof. The Share Consideration will be registered under the Securities Act and will be registered or exempt from registration under all applicable state securities laws. The Share Consideration will, when issued, be approved for listing on the NYSE, subject to official notice of issuance.

   6.4 Authorization of Transaction. APF, the OP General Partner and the Operating Partnership have full power and authority (including full corporate and limited partnership, as applicable, power and authority) to execute and deliver this Agreement and to perform their obligations hereunder. The execution, delivery and performance by APF, the OP General Partner and the Operating Partnership of this Agreement have been duly and validly authorized by the boards of directors of APF and the OP General Partner. This Agreement constitutes the valid and legally binding obligation of APF, the OP General Partner and the Operating Partnership, enforceable in accordance with its terms and conditions. None of APF, the OP General Partner or the Operating Partnership needs to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement, except in connection with federal securities laws and any applicable "Blue Sky" or state securities laws.

   6.5 Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will
(i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which, APF, the OP General Partner or the Operating Partnership is subject or any provision of APF's or the OP General Partner's articles of incorporation or by-laws or the Operating Partnership's certificate of limited partnership or limited partnership agreement or (ii) result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice or consent under any agreement, contract, lease, license, instrument, or other arrangement to which APF, the OP General Partner or the Operating Partnership is a party or by which it is bound or to which any of its assets is subject or (iii) result in the imposition of a Security Interest upon any of its assets.

   6.6 Title to Assets. APF has good title to, or a valid leasehold interest in, the properties and assets used by it, located on its premises, or set forth in its most recent quarterly report on Form 10-Q filed with the SEC or acquired after the date thereof, free and clear of all Security Interests, except for properties and assets disposed of in the Ordinary Course of Business since the date of its most recent quarterly report on Form 10-Q.

   6.7 Reports and Financial Statements. APF has filed all required reports, schedules, forms, statements and other documents with the SEC since January 1, 1996 (along with any such documents filed subsequent to the date hereof, the "APF SEC Documents"). All of the APF SEC Documents (other than preliminary material), as of their respective filing dates, complied in all material respects with all applicable requirements of the Securities Act and the Exchange Act and, in each case, the rules and regulations promulgated thereunder applicable to such APF SEC Documents. None of the APF SEC Documents at the time of filing contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent such statements have been modified or superseded by later filed APF SEC Documents. There is no unresolved violation, criticism or exception by any governmental entity of which APF has received written notice with respect to such entity or statement which, if resolved in manner unfavorable to APF could have a Material Adverse Effect on APF. The financial statements of APF included in the APF SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP (except, the case of interim financial statements, as permitted by Forms 10-Q and 8-K of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly presented, in accordance with the applicable requirements of GAAP, the financial position of APF as of the dates thereof and the results of operations and cash flows of APF for the periods then ended (subject, in the case of interim financial statements, to normal year-end adjustments).

   6.8 Events Subsequent to September 30, 1998. Since September 30, 1998, nothing has occurred which has had or would reasonably be expected to have a Material Adverse Effect on APF.

   6.9 Litigation. Except as publicly disclosed by APF in its APF SEC Documents or on Schedule 1, there is no suit, claim, action, proceeding or investigation pending or, to the Knowledge of APF, threatened against APF or any of its Subsidiaries or any of their respective properties or assets which (a) if adversely determined, could reasonably be expected to have a Material Adverse Effect on APF or (b) as of the date hereof, questions the validity of this Agreement or any action to be taken by APF in connection with the consummation of the transactions contemplated hereby or could otherwise prevent or delay the consummation of the transactions contemplated by this Agreement. Except as publicly disclosed by APF in any APF SEC Document, none of APF or its Subsidiaries is subject to any outstanding order, writ, injunction or decree which, insofar as can be reasonably foreseen in the future, could reasonably be expected to have a Material Adverse Effect on APF or would prevent or delay the consummation of the transactions contemplated hereby.

   6.10 Registration Statement; Proxy Statement. None of the information supplied or to be supplied by APF for inclusion or incorporation by reference in (i) the Registration Statement to be filed by APF with the SEC in connection with the Merger will, at the time the Registration Statement becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) the proxy statement sent by APF to its shareholders pertaining to the Merger will, at the date mailed to shareholders and at the times of the meeting of shareholders to be held in connection with the Merger, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. If at any time prior to the Effective Time any event with respect to APF, its officers and directors or any of its Subsidiaries should occur which is required to be described in an amendment of, or a supplement to, the Registration Statement or the proxy statement, APF shall promptly so advise the General Partners and such event shall be so described, and such amendment or supplement (which the General Partners shall have a reasonable opportunity to review) shall be promptly filed with the SEC. The Registration Statement will comply as to form in all material respects with the provisions of the Securities Act and the rules and regulations thereunder.

   6.11 No Undisclosed Liabilities; Absence of Changes. Except as and to the extent publicly disclosed by APF in its APF SEC Documents or disclosed in
Schedule 1, as of December 31, 1998, to APF's Knowledge, none of APF or its Subsidiaries had any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, and whether due or to become due or asserted or unasserted, which are not fully reflected in, reserved against or otherwise described in the consolidated balance sheet of APF and its consolidated Subsidiaries (including the notes thereto) as of such date or which could reasonably be expected to have a Material Adverse Effect on APF. Except as publicly disclosed by APF in any reports filed by it with the APF SEC Documents, since December 31, 1998, the business of APF and its Subsidiaries has been carried on only in the ordinary and usual course, to APF's Knowledge, none of APF or its Subsidiaries has incurred any liabilities of any nature, whether or not accrued, contingent or otherwise, and whether due or to become due or asserted or unasserted, which could reasonably be expected to have, and there have been no events, changes or effects with respect to APF or its Subsidiaries Known to APF having or which could reasonably be expected to have, a Material Adverse Effect on APF.

   6.12 Brokers' Fees. Except for the fees and expenses paid to Merrill Lynch & Co. with respect to the delivery of the Fairness Opinion to the Special Committee and in connection with the financial services provided by Salomon Smith Barney, none of APF, the OP General Partner or the Operating Partnership has any Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

   6.13 Qualification as a REIT. APF is a "real estate investment trust" for federal income tax purposes. The consummation of the transactions contemplated by this Agreement will not cause APF to cease to qualify as a "real estate investment trust" for federal income tax purposes.

   6.14 Compliance with Applicable Law. Except as publicly disclosed by APF in its APF SEC Documents, to APF's Knowledge, it and its Subsidiaries hold all permits, licenses, variances, exemptions, order and approvals of all governmental entities necessary for the lawful conduct of their respective businesses, except for failures to hold such permits, licenses, variances, exemptions, orders and approvals which could not reasonably be expected to have a Material Adverse Effect on APF. Except as publicly disclosed by APF in its

APF SEC Documents, to APF's Knowledge, APF and its Subsidiaries are in compliance with the material terms of its permits, except where the failure so to comply could not reasonably be expected to have a Material Adverse Effect on APF. Except as publicly disclosed by APF, the businesses of APF and its Subsidiaries are not, to APF's Knowledge, being conducted in violation of any law, ordinance or regulation of any governmental entity except that no representation or warranty is made in this Section 6.14 with respect to environmental laws and except for violations or possible violations which do not, and, insofar as reasonably can be foreseen, in the future will not, have a Material Adverse Effect on APF. Except as publicly disclosed by APF in its APF SEC Documents, no investigation or review by any governmental entity with respect to APF or its Subsidiaries is pending or, to the Knowledge of APF, threatened, nor, to the Knowledge of APF, has any government entity indicated an intention to conduct the same, other than, in each case, those which APF reasonably believes will not have a Material Adverse Effect on APF.

   6.15 Intellectual Property.

   (a) APF owns or has the right to use pursuant to license, sublicense, agreement, or permission all Intellectual Property used in the operation of the businesses of APF as presently conducted. Each item of Intellectual Property owned or used by APF immediately prior to the Closing hereunder will be owned or available for use by APF on identical terms and conditions immediately subsequent to the Closing hereunder. APF has taken all necessary action to maintain and protect each item of Intellectual Property that it owns or uses.

   (b) APF has not interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of third parties, and none of APF's directors or officers (or employees with responsibility for Intellectual Property matters) has ever received any written charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or violation (including any claim that APF must license or refrain from using any Intellectual Property rights of any third party). No third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of APF which are material to the operation of APF's business.

   (c) APF has no patent or registration which has been issued to APF with respect to any of its Intellectual Property.

   (d) Nothing will interfere with, infringe upon, misappropriate, or otherwise come into conflict with, any Intellectual Property rights of third parties as a result of the continued operation of APF's business as presently conducted.

   6.16 Insurance. With respect to each current insurance policy to which APF is a party, a named insured or is otherwise the beneficiary of coverage, to the knowledge of APF: (i) the policy is legal, valid, binding, enforceable, and in full force and effect; (ii) the policy will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby; (iii) neither APF nor any other party to the policy is in breach or default (including with respect to the payment of premiums or the giving of notices), and no event has occurred which, with notice or the lapse of time, would constitute such a breach or default, or permit termination, modification, or acceleration, under the policy; and (iv) no party to the policy has repudiated any provision thereof.

   6.17 Tenants. To the Knowledge of APF and except as set forth on Schedule 1, no current tenant of a property owned by APF, which as of the date of APF's most recent quarterly report on Form 10-Q represented more than 5% of APF's total revenues, presently intends to materially change its relationship with the owner of the property, either due to the transactions contemplated hereby or otherwise.

   6.18 Disclosure. APF is in compliance in all material respects with its obligation under the Securities Exchange Act to publicly disclose material information in a timely fashion.

                                  ARTICLE VII

               Representations and Warranties Concerning the Fund

   The General Partners and the Fund jointly and severally represent and warrant to APF and the Operating Partnership that the statements contained in this Article VII are correct and complete as of the date hereof, except as set forth in the disclosure schedule delivered by the General Partners and the Fund to APF and the Operating Partnership in accordance with the provisions of
Section 8.14 (the "Disclosure Schedule"). Nothing in the Disclosure Schedule shall be deemed adequate to disclose an exception to a representation or warranty made herein, however, unless the Disclosure Schedule identifies the exception with particularity and describes the relevant facts in reasonable detail. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item shall not be deemed adequate to disclose an exception to a representation or warranty made herein (unless the representation or warranty has to do with the existence of the document or other item itself). The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this Article VII.

   7.1 Organization, Qualification, and Corporate Power. The Fund is a limited partnership duly organized, validly existing, and in good standing under the laws of Florida. The Fund is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the failure to so qualify or obtain authorization would not have a Material Adverse Effect on the Fund. Except as set forth in Section 7.1(a) of the Disclosure Schedule, the Fund has full limited partnership power and authority and all licenses, permits, and authorizations necessary to carry on the businesses in which it is engaged and to own and use the properties owned and used by it, except where the failure to so qualify or obtain authorization would not have a Material Adverse Effect on the Fund. Section 7.1(b) of the Disclosure Schedule lists the directors and officers of the corporate General Partner. The General Partners have been made available to APF and the Operating Partnership correct and complete copies of the certificate of limited partnership and the limited partnership agreement of the Fund (as amended to date). The minute books (containing the records of meetings of the stockholders, the board of directors, and any committees of the board of directors), the stock certificate books, and the stock record books of the corporate General Partner and any organizational records of the Fund have been made available to APF and the Operating Partnership and are correct and complete in all material respects. The Fund is not in default under or in violation of any provision of its certificate of limited partnership or limited partnership agreement.

   7.2 Capitalization. All of the outstanding ownership interests in the Fund (the "Fund Interests") consist of (i) one percent in general partnership
interests and (ii)        units of limited partnership interests. All of the
outstanding Fund Interests have been duly authorized, are validly issued, fully paid, and nonassessable. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require the Fund to issue, sell, or otherwise cause to become outstanding any additional ownership interests. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to the Fund.

   7.3 Authorization of Transaction. The Fund has full power and authority (including full limited partnership power and authority) to execute and deliver this Agreement and, upon the affirmative vote of a majority of the outstanding limited partnership Fund Interests, will have full power and authority (including limited partnership power and authority) to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Fund, enforceable in accordance with its terms and conditions, subject to bankruptcy, insolvency, moratorium and rights of creditors generally. The Fund is not required to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement, except in connection with federal securities laws and any applicable "Blue Sky" or state securities laws.

   7.4 Noncontravention. Except as set forth in Section 7.4 of the Disclosure Schedule, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Fund is subject or any provision of the certificate of limited partnership or limited partnership agreement of the Fund or (ii) result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice or consent under any agreement, contract, lease, license, instrument, or other arrangement to which the Fund is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Security Interest upon any of its assets).

   7.5 Title to Assets. The Fund has good title to, or a valid leasehold interest in, the properties and assets used by it, located on its premises, or set forth in its most recent quarterly report on Form 10-Q filed with the SEC (the "Most Recent 10-Q") or acquired after the date thereof, free and clear of all Security Interests, except for properties and assets disposed of in the Ordinary Course of Business since the date of the Most Recent 10-Q.

   7.6 Subsidiaries. The Fund does not have any Subsidiaries, operating or otherwise.

   7.7 Reports and Financial Statements. The Fund has filed all required reports, schedules, forms, statements and other documents with the SEC since January 1, 1996 (along with any such documents filed subsequent to the date hereof, the "Fund SEC Documents"). All of the Fund SEC Documents (other than preliminary material), as of their respective filing dates, complied in all material respects with all applicable requirements of the Securities Act and the Exchange Act and, in each case, the rules and regulations promulgated thereunder applicable to such Fund SEC Documents. None of the Fund SEC Documents at the time of filing contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent such statements have been modified or superseded by later filed Fund SEC Documents. There is no unresolved violation by any governmental entity of which the Fund has received written notice with respect to such entity or statement which, if resolved in manner unfavorable to the Fund could have a Material Adverse Effect on the Fund. The financial statements of the Fund included in the Fund SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP (except, the case of interim financial statements, as permitted by Forms 10-Q and 8-K of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly presented, in accordance with the applicable requirements of GAAP, the financial position of the Fund as of the dates thereof and the results of operations and cash flows of the Fund for the periods then ended (subject, in the case of interim financial statements, to normal year-end adjustments).

   7.8 Events Subsequent to the Most Recent 10-Q. Since the date of the Most Recent 10-Q nothing has had a Material Adverse Effect on the Fund. Without limiting the generality of the foregoing, since that date, except as set forth in the appropriately lettered paragraph of Section 7.8 of the Disclosure
Schedule:

   (a) the Fund has not sold, leased, transferred, or assigned any of its assets, tangible or intangible, other than for a fair consideration (as reasonably determined by the General Partners) in the Ordinary Course of Business;

   (b) the Fund has not entered into any agreement, contract, lease, or license (or series of related agreements, contracts, leases, and licenses) involving more than $50,000 except in the Ordinary Course of Business;

   (c) no party (including the Fund) has accelerated, terminated, modified, or canceled any agreement, contract, lease, or license (or series of related agreements, contracts, leases, and licenses) to which the Fund is a party or by which it is bound except in the Ordinary Course of Business;

   (d) the Fund has not imposed any Security Interest upon any of its assets, tangible or intangible except in the Ordinary Course of Business;

   (e) the Fund has not made any capital expenditure (or series of related capital expenditures) involving more than $50,000 except in the Ordinary Course of Business;

   (f) the Fund has not made any capital investment in, any loan to, or any acquisition of the securities or assets of any other Person (or series of related capital investments, loans, and acquisitions) outside the Ordinary Course of Business;

   (g) the Fund has not issued any note, bond, or other debt security or created, incurred, assumed, or guaranteed any indebtedness for borrowed money or capitalized lease obligation outside the Ordinary Course of Business;

   (h) the Fund has not delayed or postponed the payment of accounts payable and other Liabilities outside the Ordinary Course of Business;

   (i) the Fund has not canceled, compromised, waived, or released any right or claim (or series of related rights and claims) outside the Ordinary Course of Business;

   (j) the Fund has not granted any license or sublicense of any rights under or with respect to any Intellectual Property;

   (k) there has been no change made or authorized in the certificate of limited partnership or limited partnership agreement of the Fund;

   (l) the Fund has not issued, sold, or otherwise disposed of any ownership interests, or granted any options, warrants, or other rights to purchase or obtain (including upon conversion, exchange, or exercise) any ownership interests in the Fund;

   (m) the Fund has not declared, set aside, or paid any dividend or made any distribution with respect to its ownership interests (whether in cash or in kind) or redeemed, purchased, or otherwise acquired any of its ownership interests other than distributions consistent with past practices;

   (n) the Fund has not experienced any material damage, destruction, or loss (whether or not covered by insurance) to its property;

   (o) the Fund has not made any loan to, or entered into any other transaction with, any of the General Partners or the directors, officers, or employees of the corporate General Partner outside the Ordinary Course of Business;

   (p) the Fund has not entered into any employment contract or collective bargaining agreement, written or oral, or modified the terms of any existing such contract or agreement;

   (q) the Fund has not made or pledged to make any charitable or other capital contribution outside the Ordinary Course of Business;

   (r) to the Knowledge of the General Partners, there has not been any other material occurrence, event, incident, action, failure to act, or transaction outside the Ordinary Course of Business involving the Fund; and

   (s) the Fund is not under any legal obligation, whether written or oral, to do any of the foregoing.

   7.9 Undisclosed Liabilities. The Fund does not have any Liability (and, to the Knowledge of the General Partners, there is no Basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against it giving rise to any Liability), except for (i) Liabilities set forth on the face of the Most Recent Balance Sheet (rather than in any notes thereto) and (ii) Liabilities which have arisen after the date of the Most Recent Balance Sheet in the Ordinary Course of Business (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement, or violation of law) or which are not in the aggregate material.

   7.10 Legal Compliance. Except as disclosed in the Fund SEC Documents, the Fund has complied in all material respects with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder), the violation of which could cause a Material Adverse Effect to the Fund, of federal, state, local, and foreign governments (and all agencies thereof), and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against it alleging any failure so to comply.

   7.11 Tax Matters.

   (a) The Fund has filed all material Tax Returns that it was required to file, including, without limitation, any material Tax Returns required to be filed with any state. All such Tax Returns were correct and complete in all material respects. All Taxes owed by the Fund (as shown on any filed Tax Return) have been paid. The Fund currently is not the beneficiary of any extension of time within which to file any Tax Return. No claim has ever been made by an authority in a jurisdiction where the Fund does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no Security Interests on any of the assets of the Fund that arose in connection with any failure (or alleged failure) to pay any Tax.

   (b) The Fund has withheld and, if due, paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any independent contractor, creditor, Partner, or other third party.

   (c) The General Partners do not expect any authority to assess any additional Taxes for any period for which Tax Returns have been filed. There is no dispute or claim concerning any Tax Liability of the Fund either (A) claimed or raised by any authority in writing or (B) as to which any of the General Partners has Knowledge. Section 7.11(c) of the Disclosure Schedule lists all federal, state, local, and foreign income Tax Returns filed with respect to the Fund for taxable periods ended on or after December 31, 1996, indicates those Tax Returns that have been audited, and indicates those Tax Returns that currently are the subject of audit. The General Partners have made available to APF and the Operating Partnership correct and complete copies of all federal income Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by the Fund since December 31, 1996.

   (d) The Fund has not waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

   (e) The Fund has not filed a consent under Code (S)341(f) concerning collapsible corporations. The Fund has not made any payments, is not obligated to make any payments, and is not a party to any agreement that under certain circumstances could obligate it to make any payments that will not be deductible under Code (S)280G. The Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Code (S)6662. The Fund is not a party to any Tax allocation or sharing agreement. The Fund (A) has not been a member of an Affiliated Group filing a consolidated federal income Tax Return (other than a group the common parent of which was the Fund) or (B) has any Liability for the Taxes of any Person (other than the Fund) under Treas. Reg. (S)1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

   7.12 Real Property.

   Section 7.12(a) of the Disclosure Schedule lists and describes briefly all real property owned, leased or subleased by the Fund. Section 7.12(b) of the Disclosure Schedule lists all leases and subleases to which the Fund is a party, and the General Partners have made available to APF correct and complete copies of all such leases and subleases (as amended to date). With respect to each lease and sublease listed in Section 7.12(b) of the Disclosure Schedule:

   (a) the lease or, to the Knowledge of the General Partners, the sublease is legal, valid, binding, enforceable, and in full force and effect, except as may be affected by bankruptcy, insolvency, moratorium and the rights of creditors generally;

   (b) no consent is required with respect to the lease or sublease as a result of this Agreement, and the actions contemplated by this Agreement will not result in the change of any terms of the lease or sublease or otherwise affect the ongoing validity of the lease or sublease;

   (c) no party to the lease or sublease is in breach or default, and no event has occurred which, with notice or lapse of time, would constitute a breach or default or permit termination, modification, or acceleration thereunder;

   (d) no party to the lease or, to knowledge of the General Partners, sublease has repudiated any provision thereof;

   (e) there are no disputes, oral agreements, or forbearance programs in effect as to the lease or, to the Knowledge of the General Partners, sublease;

   (f) the Fund has not assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the leasehold or subleasehold;

   (g) all facilities leased or subleased thereunder have received all approvals of governmental authorities (including licenses and permits) required by the Fund in connection with the operation thereof and, to the Knowledge of the General Partners, have been operated and maintained in all material respects in accordance with applicable laws, rules, and regulations; and

   (h) all facilities leased or subleased thereunder are supplied with utilities and other services necessary for the operation of said facilities.

   7.13 Intellectual Property.

   (a) The Fund owns or has the right to use pursuant to license, sublicense, agreement, or permission all Intellectual Property used in the operation of the businesses of the Fund as presently conducted. Each item of Intellectual Property owned or used by the Fund immediately prior to the Closing hereunder will be owned or available for use by the Fund on identical terms and conditions immediately subsequent to the Closing hereunder. The Fund has taken all necessary action to maintain and protect each item of Intellectual Property that it owns or uses.

   (b) The Fund has not Knowingly interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of third parties, and neither the General Partners nor any of the corporate General Partner's directors and officers (and employees with responsibility for Intellectual Property matters) has ever received any written charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or violation (including any claim that the Fund must license or refrain from using any Intellectual Property rights of any third party). To the Knowledge of the General Partners, no third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of the Fund which are material to the operation of the Fund's business.

   (c) The Fund has no patent or registration which has been issued to the Fund with respect to any of its Intellectual Property.

   (d) Section 7.13(d) of the Disclosure Schedule identifies each item of Intellectual Property that any third party owns and that the Fund uses pursuant to license, sublicense, agreement, or permission. The General

Partners have made available to APF and the Operating Partnership correct and complete copies of all such licenses, sublicenses, agreements, and permissions (as amended to date).

   (e) To the Knowledge of the General Partners, nothing will interfere with, infringe upon, misappropriate, or otherwise come into conflict with, any Intellectual Property rights of third parties as a result of the continued operation of the Fund's business as presently conducted.

   7.14 Tangible Assets. The Fund owns or leases all buildings, machinery, equipment, and other tangible assets used in the conduct of its business as presently conducted. Each such tangible asset is free from all material defects, has been maintained in accordance with normal industry practice, is in good operating condition and repair (subject to normal wear and tear), and is suitable for the purposes for which it presently is used. The Most Recent Balance Sheet sets forth all of the assets, in the opinion of the General Partners, necessary to conduct the Fund's business as it is currently being conducted.

   7.15 Contracts. Section 7.15 of the Disclosure Schedule lists all of the following types of contracts and other agreements to which the Fund is a party:

   (a) any agreement (or group of related agreements) for the lease of personal property to or from any Person providing for lease payments in excess of $25,000 per annum;

   (b) any agreement concerning a partnership or joint venture;

   (c) any agreement (or group of related agreements) under which it has created, incurred, assumed, or guaranteed any indebtedness for borrowed money, or any capitalized lease obligation or under which it has imposed a Security Interest on any of its assets, tangible or intangible;

   (d) any agreement concerning confidentiality or noncompetition;

   (e) any agreement with any General Partner or any of their Affiliates (other than the Fund);

   (f) any agreement under which it has advanced or loaned any amount to any of the General Partners or the corporate General Partner's directors, officers, and employees outside the Ordinary Course of Business; or

   (g) any agreement under which the consequences of a default or termination could have a Material Adverse Effect.

   The General Partners have made available to APF and the Operating Partnership a correct and complete copy of each written agreement listed in
Section 7.15 of the Disclosure Schedule (as amended to date) which is not included as an exhibit to a Fund SEC Document and a written summary setting forth the terms and conditions of each oral agreement referred to in Section
7.15 of the Disclosure Schedule. With respect to each agreement set forth in
Section 7.15 of the Disclosure Schedule or filed as an exhibit to a Fund SEC
Document: (A) the agreement is legal, valid, binding, enforceable, and in full force and effect (except as may be affected by bankruptcy, insolvency, moratorium or the rights of creditors generally); (B) the agreement will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby (except as may be affected by bankruptcy, insolvency, moratorium or the rights of creditors generally); (C) no party is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default, or permit termination, modification, or acceleration, under the agreement; and (D) no party has repudiated any provision of the agreement.

   7.16 Notes and Accounts Receivable. All notes and accounts receivable of the Fund are reflected properly on its books and records, are valid receivables subject to no setoffs or counterclaims, and are current and collectible in accordance with their terms at their recorded amounts, subject only to the reserve for bad debts set forth on the face of the Most Recent Balance Sheet (rather than in any notes thereto) as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Fund.

   7.17 Powers of Attorney. There are no outstanding powers of attorney executed on behalf of the Fund.

   7.18 Insurance. Section 7.18 of the Disclosure Schedule sets forth the following information with respect to each insurance policy (including policies providing property, casualty, liability, and workers' compensation coverage and bond and surety arrangements) to which the Fund has been a party, a named insured, or otherwise the beneficiary of coverage at any time within the past five years (or such lesser periods as the Fund has actively engaged in business or owned any material assets): (i) the name, address, and telephone number of the agent; (ii) the name of the insurer, the name of the policyholder, and the name of each covered insured; and (iii) the policy number and the period of coverage. With respect to each current insurance policy, to the Knowledge of the General Partners and the Fund: (A) the policy is legal, valid, binding, enforceable, and in full force and effect; (B) the policy will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby; (C) neither the Fund nor any other party to the policy is in breach or default (including with respect to the payment of premiums or the giving of notices), and no event has occurred which, with notice or the lapse of time, would constitute such a breach or default, or permit termination, modification, or acceleration, under the policy; and (D) no party to the policy has repudiated any provision thereof. The Fund has been covered during the past five years (or such lesser periods as the Fund has actively engaged in business or owned any material assets) by insurance in scope and amount customary and reasonable for the businesses in which it has engaged during the aforementioned period. Section 7.18 of the Disclosure Schedule describes any self-insurance arrangements affecting the Fund.

   7.19 Litigation. Section 7.19 of the Disclosure Schedule sets forth each instance, not already disclosed in the Fund SEC Documents, in which the Fund
(i) is subject to any outstanding injunction, judgment, order, decree, ruling, or charge or (ii) is a party to or, to its Knowledge, is threatened to be made a party to any action, suit, proceeding, hearing, or investigation of, in, or before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator. None of the actions, suits, proceedings, hearings, and investigations set forth in Section
7.19 of the Disclosure Schedule or the Fund SEC Documents could result in any Material Adverse Effect on the Fund. None of the General Partners has any reason to believe that any additional such action, suit, proceeding, hearing, or investigation may be brought or threatened against the Fund.

   7.20 Tenants. To the Knowledge of any of the General Partners, no current tenant of a property owned by the Fund presently intends to materially change its relationship with the owner of the property, either due to the transactions contemplated hereby or otherwise.

   7.21 Employees. The Fund does not have and has never had any employees, officers or directors. The Fund is not and has never been a party to or had any liability with respect to any Employee Benefit Plan.

   7.22 Guaranties. The Fund is not a guarantor of and is not otherwise liable for any liability or obligation (including indebtedness) of any other Person.

   7.23 Registration Statement. The information furnished by the Fund for inclusion in the Registration Statement will not, as of the effective date of the Registration Statement, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

   7.24 Environmental Matters. The Fund is currently in compliance with all material environmental laws, ordinances, regulations and orders applicable to its business or properties, and, to the Knowledge of the General Partners, the tenants' present uses of the Fund's properties, whether leased or owned, do not materially violate any such laws, ordinances, regulations or orders. The Fund is not subject to any Liability or claim in connection with any environmental law or any use, treatment, storage or disposal of any hazardous substance or material or pollutant or any spill, leakage, discharge or release of any hazardous substance or material or pollutant as a result of having owned or operated any business prior to the Effective Time, which if a violation existed would have a Material Adverse Effect on the Fund.

   7.25 Vote Required. The affirmative vote of at least a majority of the outstanding Fund Interests is the only vote of any security holder in the Fund (under applicable law or otherwise) required to approve the Merger, this Agreement and the other transactions contemplated hereby.

   7.26 Disclosure. The representations and warranties contained in this
Article VII do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Article VII not misleading.

                                  ARTICLE VIII
                             Pre-Closing Covenants

   The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing.

   8.1 General. Each of the Parties will use its reasonable best efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Article X below).

   8.2 Notices and Consents. The General Partners shall give any notices to third parties and obtain any third party consents referred to in Sections 5.1, 5.2, 7.3 and 7.4 above and the related sections of the Disclosure Schedule. APF, the OP General Partner and the Operating Partnership shall give any notices to third parties and obtain any third party consents referred to in Sections 6.4 and 6.5 above. Each of the Parties shall give any notices to, make any filings with, and use its reasonable best efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies in connection with the matters referred to in Sections 5.1, 6.4 and
7.3 above.

   8.3 Maintenance of Business; Prohibited Acts. During the period from the date of this Agreement to the Effective Time, the General Partners will not, and will not cause the Fund to, take any action that adversely affects the ability of the Fund (i) to pursue its business in the ordinary course, (ii) to seek to preserve intact its current business organizations, and (iii) to preserve its relationships with its tenants; and the General Partners will not allow the Fund to, without the OP General Partner's prior written consent, which consent shall not be unreasonably withheld:

   (a) issue, deliver, sell, dispose of, pledge or otherwise encumber, or authorize or propose the issuance, delivery, sale, disposition or pledge or other encumbrance of (i) any additional ownership interests (including the Fund Interests), or any securities or rights convertible into, exchangeable for or evidencing the right to subscribe for any of its ownership interests, or any rights, warrants, options, calls, commitments or any other agreements of any character to purchase or acquire any of its ownership interests or any other securities or rights convertible into, exchangeable for or evidencing the right to subscribe for any of its ownership interests, or (ii) any other securities in respect of, in lieu of or in substitution for the Fund Interests outstanding on the date hereof;

   (b) redeem, purchase or otherwise acquire, or propose to redeem, purchase or otherwise acquire, any of its outstanding securities (including the Fund Interests);

   (c) split, combine, subdivide or reclassify any of its ownership interests or otherwise make any payments to the Partners; provided, however, that nothing shall prohibit: (i) the payment of any ordinary distribution in respect of its ownership interests at such times and in such manner and amount as may be consistent with the Fund's past practice (which in any event shall include any and all compensation paid or payable or expenses reimbursed or reimbursable for the period from December 31, 1998 through the Effective Time, to the extent not otherwise paid or distributed to the Partners), or (ii) any distribution of property necessary for the representation and warranty set forth in Section
7.11 to be true and correct;

   (d) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization (other than the Merger);

   (e) make any acquisition, by means of merger, consolidation or otherwise, of any direct or indirect ownership interest in or assets comprising any business enterprise or operation outside the Ordinary Course of Business;

   (f) other than as may be necessary to consummate the Merger, adopt any amendments to its certificate of limited partnership or limited partnership agreement;

   (g) incur any indebtedness for borrowed money or guarantee such indebtedness or agree to become contingently liable, by guaranty or otherwise, for the obligations or indebtedness of any other person or make any loans, advances or capital contributions to, or investments in, any other corporation, any partnership or other legal entity or to any other persons, outside the Ordinary Course of Business;

   (h) engage in the conduct of any business the nature of which is materially different from the business in which the Fund is currently engaged;

   (i) enter into any agreement providing for acceleration of payment or performance or other consequence as a result of a change of control of the Fund;

   (j) forgive any indebtedness owed to the Fund or convert or contribute by way of capital contribution any such indebtedness owed;

   (k) authorize or enter into any agreement providing for management services to be provided by the Fund to any third party or an increase in management fees paid by any third party under existing management agreements;

   (l) mortgage, pledge, encumber, sell, lease or transfer any material assets of the Fund except as contemplated by this Agreement;

   (m) authorize or announce an intention to do any of the foregoing, or enter into any contract, agreement, commitment or arrangement to do any of the foregoing; or

   (n) perform any act or omit to take any action that would make any of the representations made above inaccurate or materially misleading as of the Effective Time.

   8.4 Full Access. The General Partners shall permit representatives of APF and the OP General Partner to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of the Fund to all premises, properties, personnel, books, records (including Tax records), contracts, and documents of or pertaining to the Fund. APF, the OP General Partner and the Operating Partnership shall permit representatives of the General Partners and the Fund to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of APF and the Operating Partnership to all premises, properties, personnel, books, records (including Tax records), contracts, and documents of or pertaining to APF, the OP General Partner and the Operating Partnership. The Parties agree that any information obtained in connection with the exercise of their rights pursuant to this Section 8.4 shall be Confidential Information for purposes of this Agreement.

   8.5 Notice of Developments. Each Party will give prompt written notice to the others of any material adverse development causing a breach of any of its own representations and warranties in Articles V, VI or VII above, as applicable. No disclosure by any Party pursuant to this Section 8.5, however, shall be deemed to amend or supplement the Disclosure Schedule or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant.

   8.6 Reorganization. From and after the date hereof and prior to the Effective Time, except for the transactions contemplated or permitted herein, each of APF, the Operating Partnership, the General Partners and the Fund shall use reasonable efforts to conduct its business and file Tax Returns in a manner that would not jeopardize the qualification of APF after the Effective Time as a real estate investment trust as defined within Section 856 of the Code.

   8.7 Fund Partner Approval. The General Partners hereby agree to vote the Fund Interests owned by them in favor of this Agreement and the transactions contemplated hereby and agree, subject to the satisfaction of their fiduciary duties as general partners under Florida law, as reasonably determined by the General Partners, to recommend that the limited Partners of the Fund vote their Fund Interests in favor of this Agreement and the transactions contemplated hereby.

   8.8 Delivery of Certain Financial Statements.

   (a) In addition to disclosure in Fund SEC Documents required to be filed by the Fund, promptly after they are available, and in any event not later than the tenth business day prior to the Closing Date, the Fund shall provide to APF and the OP General Partner with (i) true and correct copies of its unaudited consolidated balance sheet as of the most recently completed calendar quarter and (ii) true and correct copies of its unaudited balance sheet as of the last day of each month occurring after the date hereof and prior to the Closing Date and the related unaudited statements of income and cash flows for the year to date ending on the last day of each such month. Delivery of such financial statements shall be deemed to be a representation by the Fund and each of the General Partners that such balance sheets (including the related notes, if any) present fairly, in all material respects, the financial position of the Fund as of their respective dates, and the other related statements (including the related notes, if any) included therein present fairly, in all material respects, the results of its operations and cash flows for the respective periods or as of the respective dates set forth therein, all in conformity with GAAP consistently applied during the periods involved, except as otherwise stated in the notes thereto, subject to normal year-end audit adjustments.

   (b) In addition to disclosure in APF SEC Documents required to be filed by APF, promptly after they are available, and in any event not later than the tenth business day prior to the Closing Date, APF shall provide to the Fund and the General Partners with (i) true and correct copies of its unaudited consolidated balance sheet as of the most recently completed calendar quarter and (ii) true and correct copies of its unaudited balance sheet as of the last day of each month occurring after the date hereof and prior to the Closing Date and the related unaudited statements of income and cash flows for the year to date ending on the last day of each such month. Delivery of such financial statements shall be deemed to be a representation by APF that such balance sheets (including the related notes, if any) present fairly, in all material respects, the financial position of APF as of their respective dates, and the other related statements (including the related notes, if any) included therein present fairly, in all material respects, the results of its operations and cash flows for the respective periods or as of the respective dates set forth therein, all in conformity with GAAP consistently applied during the periods involved, except as otherwise stated in the notes thereto, subject to normal year-end audit adjustments.

   8.9 State Takeover Statutes. APF, the APF Board of Directors, the Operating Partnership, the Fund and the General Partners shall (i) take all action necessary so that no "fair price," "business combination," "moratorium," "control share acquisition" or any other anti-takeover statute or similar statute enacted under state or federal laws of the United States or similar statute or regulation, including without limitation, the control share acquisition provisions of Section 3-701 et seq. of the Maryland GCL and the business combination provisions of Section 3-601 et seq of the Maryland GCL (each, a "Takeover Statute"), is or becomes applicable to the Merger, this Agreement or any of the other transactions contemplated by this Agreement, and
(ii) if any Takeover Statute becomes applicable to the Merger, this Agreement or any other transaction contemplated by this Agreement, take all action necessary to minimize the effect of such Takeover Statute on the Merger and the other transactions contemplated by this Agreement.

   8.10 Exclusivity. None of the General Partners shall solicit, initiate, or encourage the submission of any proposal or offer from any Person relating to the acquisition of any capital stock or other voting securities or any substantial portion of the assets of the Fund (including any acquisition structured as a merger, consolidation, or share exchange). The General Partners shall notify APF and the Operating Partnership immediately if any Person makes any proposal, offer, inquiry, or contact with respect to any of the foregoing.

   8.11 Listing. APF shall effect, at or before the issuance of any APF Common Shares issued as Share Consideration pursuant to Article IV, authorization for listing or quotation of such APF Common Shares on the NYSE, subject to official notice of issuance.

   8.12 Maintenance of APF's Business. During the period from the date of this Agreement to the Effective Time, APF will not take any action that adversely affects the ability of APF (i) to pursue its business in the ordinary course,
(ii) to seek to preserve intact its current business organizations (iii) to preserve its relationships with its tenants and (iv) will not take any action to affect it status as a REIT for federal income tax purposes.

   8.13 Registration of Share Consideration. APF shall cause the Registration Statement to become effective prior to the Closing Date.

   8.14 Delivery and Approval of Disclosure Schedule and Schedule 1. Within fifteen (15) business days after the date of this Agreement the General Partners shall deliver to APF the Disclosure Schedule and APF shall deliver to the General Partners Schedule 1. Within fifteen (15) business days after APF receives the Disclosure Schedule it shall give the General Partners notice either that the disclosures in the Disclosure Schedule are, as to substance, satisfactory to APF, in its sole and absolute discretion, or that they are not satisfactory and that APF terminate this Merger Agreement pursuant to Section
11.2. Likewise, within fifteen (15) business days after the General Partners receive Schedule 1, the General Partners shall give APF notice either that the disclosures in Schedule 1 are, as to substance, satisfactory to them, in their sole and absolute discretion, or that they are not satisfactory and that such General Partners terminate the Agreement pursuant to Section 11.2. In the case of both APF and the General Partners, the failure of either to give the notice specified above within the applicable fifteen (15) business day period shall constitute approval of the Disclosure Schedule or Schedule 1, as applicable.

   8.15 Certain Acquisitions. APF or its Subsidiaries shall acquire CNL Fund Advisors, Inc., CNL Financial Corp. and CNL Financial Services, Inc. (collective, the "CNL Restaurant Services Group") substantially in accordance with the terms and conditions set forth in their respective merger agreements dated on or about the date hereof or such other terms that are mutually agreed to by the parties.

                                   ARTICLE IX

                             Post-Closing Covenants

   The Parties agree as follows with respect to the period following the
Closing:

   9.1 General. In the event that at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefor under Article XII below). The General Partners acknowledge and agree that from and after the Closing, the Surviving Partnership will be entitled to possession of all documents, books, records (including Tax records), agreements, and financial data of any sort relating to the Fund.

   9.2 Litigation Support. In the event and for so long as any Party actively is contesting or defending against any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand in connection with (i) any transaction contemplated under this Agreement or (ii) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Closing Date involving the Fund, each of the other Parties will cooperate with it and its counsel in the contest or defense, make available their personnel, and provide such testimony and access to their books and records as shall be necessary in connection with the contest or defense, all at the sole cost and expense of the contesting or defending Party (unless the contesting or defending Party is entitled to indemnification therefor under
Article XII below).

   9.3 Transition. The General Partners will not take any action that is designed or intended to have the effect of discouraging any tenant, lessor, licensor, customer, supplier, or other business associate of the Fund from maintaining the same business relationships with the Surviving Partnership after the Closing as it maintained with the Fund prior to the Closing.

   9.4 Confidentiality.

   (a) The General Partners and the Fund will treat and hold as such all of the Confidential Information, refrain from using any of the Confidential Information except in connection with this Agreement, and deliver promptly to APF or the OP General Partner, as applicable, or destroy, at the request and option of APF or the OP General Partner, as applicable, all tangible embodiments (and all copies) of the Confidential Information which are in its possession. In the event that any of the General Partners or the Fund is requested or required (by oral question or request for information or documents in any legal proceeding, interrogatory, subpoena, civil investigative demand, or similar process) to disclose any Confidential Information, such General Partner or the Fund, as applicable, will notify APF or the OP General Partner, as applicable, promptly of the request or requirement so that such Party may seek an appropriate protective order or waive compliance with the provisions of this Section 9.4. If, in the absence of a protective order or the receipt of a waiver hereunder, such General Partner or the Fund is, on the advice of counsel, compelled to disclose any Confidential Information to any tribunal or else stand liable for contempt, then such General Partner or the Fund, as applicable, may disclose the Confidential Information to such tribunal; provided, however, that such General Partner or the Fund, as applicable, shall use its best efforts to obtain, at the request of APF or the OP General Partner, as applicable, an order or other assurance that confidential treatment will be accorded to such portion of the Confidential Information required to be disclosed as APF or the OP General Partner, as applicable, shall designate.

   (b) APF, the OP General Partner and the Operating Partnership will treat and hold as such all of the Confidential Information, refrain from using any of the Confidential Information except in connection with this Agreement, and, if the Closing does not occur, deliver promptly to the Fund General Partners, as applicable, or destroy, at the request and option of the Fund or the General Partners, as applicable, all tangible embodiments (and all copies) of the Confidential Information which are in its possession. Prior to the Closing and if the Closing does not occur, in the event that any of APF, the OP General Partner or the Operating Partnership is requested or required (by oral question or request for information or documents in any legal proceeding, interrogatory, subpoena, civil investigative demand, or similar process) to disclose any Confidential Information, APF, the OP General Partner or the Operating Partnership, as applicable, will notify the Fund or the General Partners, as applicable, promptly of the request or requirement so that such Party may seek an appropriate protective order or waive compliance with the provisions of this
Section 9.4. If, in the absence of a protective order or the receipt of a waiver hereunder, APF, the OP General Partner or the Operating Partnership is, on the advice of counsel, compelled to disclose any Confidential Information to any tribunal or else stand liable for contempt, then APF, the OP General Partner or the Operating Partnership, as applicable, may disclose the Confidential Information to such tribunal; provided, however, that APF, the OP General Partner or the Operating Partnership, as applicable, shall use its best efforts to obtain, at the request of the Fund or the General Partners, as applicable, an order or other assurance that confidential treatment will be accorded to such portion of the Confidential Information required to be disclosed as the Fund or the General Partners, as applicable, shall designate.

   9.5 Covenant Not to Compete. Unless employed by the Surviving Partnership or APF after the Closing, for a period of three years from and after the Closing Date, none of the General Partners will engage directly or indirectly in any business serving the restaurant industry that the Surviving Partnership or APF conducts as of the Closing Date, except existing restaurant businesses and properties currently owned or advised by affiliates of CNL Group, Inc., including CNL Advisory Services, Inc. In addition, and not in lieu of the foregoing, for a period of three years from and after the Closing Date, James
M. Seneff, Jr. hereby covenants and agrees not to engage or participate, directly or indirectly, as principal, agent, executive, employee, employer, consultant, stockholder, partner or in any other individual capacity whatsoever, in the conduct or management of, or own any stock or any other equity investment in or debt of, any business that relates to the ownership, acquisition or development of "restaurant operations"; provided, however, for the purposes of this Agreement, "restaurant operations" shall not include the ownership, acquisition or development of hotel and health care properties that contain restaurant operations and those entities set forth on Schedule 9.5, and provided further, the noncompetition covenant shall not operate to preclude Mr. Seneff's ownership of APF Common Shares and of up to 5% of the equity securities of companies whose common stock is publicly traded that are engaged in owning, operating, franchising or making are engaged in owning, operating, franchising or making loans to restaurants and restaurant companies. If the final judgment of a court of competent jurisdiction declares that any term or provision of this Section 9.5 is invalid or unenforceable, the Parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

   9.6 Tax Matters.

   (a) If there is an adjustment to any item reported on a pre-closing Tax Return that results in an increase in the Taxes payable by the Fund or any of the General Partners, and such adjustment results in a corresponding adjustment to items reported on a post-closing Tax Return with the result that the Taxes payable either by APF, any of its Subsidiaries, or by any consolidated group of companies of which APF or any Subsidiary are then members are reduced, or a refund of Taxes is increased, then any APF Indemnity Claim that the General Partners or Fund owes APF or the Operating Partnership pursuant to Article XII below shall be reduced by the amount by which such Taxes are reduced or such refunds are increased.

   (b) Any refund or credit of Taxes (including any statutory interest thereon) received by APF or any of its Subsidiaries attributable to periods ending on or prior to or including the Closing Date that were paid by the Fund pursuant to this Agreement shall reduce any APF Indemnity Claim that the General Partners or the Fund owes APF pursuant to Article XII below by an amount equal to the amount of such refund or credit.

   (c) In the event that APF or any of its Subsidiaries receives notice, whether orally or in writing, of any pending or threatened federal, state, local or foreign tax examinations, claims settlements, proposed adjustments or related matters with respect to Taxes that could affect the Fund or the General Partners, or if the Fund or any of the General Partners receives notice of such matters that could affect APF or any of its Subsidiaries, the party receiving such notice shall notify in writing the potentially affected party within ten
(10) days thereof. The failure of either party to give the notice required by this Section shall not impair such party's rights under this Agreement except to the extent that the other party demonstrates that it has been damaged thereby.

   (d) The General Partners shall have the responsibility for, and shall be entitled, at their expense, to contest, control, compromise, reasonably settle or appeal all proceedings with respect to pre-closing Taxes.

                                   ARTICLE X

                       Conditions to Obligation to Close

   10.1 Conditions to Each Party's Obligation. The respective obligations of APF, the OP General Partner, the Operating Partnership, the Fund and the General Partners to consummate the transactions contemplated by this Agreement are subject to the fulfillment at or prior to the Closing Date of each of the following conditions, which conditions may be waived upon the written consent of APF and the General Partners:

   (a) Governmental Approvals and Consents. The Parties shall have received all other authorizations, consents, and approvals of governments and governmental agencies referred to in Sections 5.1, 6.4, and 7.3 above.

   (b) No Injunction or Proceedings. There shall not be any action, suit, or proceeding pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would, in the reasonable judgment of APF or the General Partners, (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, or (C) materially adversely affect the right of the Surviving Partnership to own its assets and to operate its businesses (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect).

   (c) No Suspension of Trading, Etc. At the Effective Time, there shall be no declaration of a banking moratorium by federal or state authorities or any suspension of payments by banks in the United States (whether mandatory or not) or of the extension of credit by lending institutions in the United States, or commencement of war or other international, armed hostility or national calamity directly or indirectly involving the United States, which war, hostility or calamity (or any material acceleration or worsening thereof), in the sole judgment of APF, would have a Material Adverse Effect on the Fund or, in the sole judgment of any of the General Partners, would have a Material Adverse Effect on APF.

   (d) Shareholder/Partner Approvals. The stockholders of APF shall have approved APF's Amended and Restated Articles of Incorporation in the form attached hereto as Exhibit A, and the Partners of the Fund shall have approved the Merger Proposal, amendments to the partnership agreement, if any.

   (e) Registration of Share Consideration. The Registration Statement shall have become effective under the Securities Act and shall not be the subject of any stop order or proceedings by the SEC seeking a stop order.

   10.2 Conditions to Obligation of APF, the OP General Partner and the Operating Partnership. The obligations of APF, the OP General Partner and the Operating Partnership to consummate the transactions to be performed by them in connection with the Closing are subject to satisfaction on or prior to December 31, 1999 of the following conditions:

   (a) the General Partners and the Fund shall have delivered to APF and the OP General Partner a certificate to the effect that:

     (i) the representations and warranties set forth in Article V and
  Article VII above are true and correct in all material respects at and as of the Closing Date;

     (ii) the General Partners and the Fund have performed and complied with all of their covenants hereunder in all material respects at and as of the Closing Date;

     (iii) the General Partners and the Fund have procured all of the material third-party consents specified in, respectively, Section 5.2 and
  Section 7.4 above and the related sections of the Disclosure Schedule; and

     (iv) no action, suit, or proceeding is pending or, to their Knowledge, threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, or
  (C) affect adversely the right of the Surviving Partnership to own its assets and to operate its businesses (and no such injunction, judgment, order, decree, ruling, or charge is in effect);

Notwithstanding the foregoing, APF's obligation to close as a result of a breach of the representations and warranties contained in Section 7.24 shall be governed solely by Section 10.2(e) below.

   (b) since December 31, 1998, there shall not have occurred any material adverse changes in the business, properties, operations or condition (financial or otherwise) of the Fund, such determination to be made in the reasonable discretion of APF;

   (c) APF and the Operating Partnership shall have received an opinion dated as of the Closing Date from Baker and Hostetler LLP, counsel to the General Partners and the Fund, taken as a whole, in form and substance reasonably satisfactory to APF and the Operating Partnership;

   (d) APF shall have received the Disclosure Schedule and approved it in accordance with Section 8.14;

   (e) There shall not exist an unlawful environmental condition on one or more properties owned by the Fund, which in the opinion of a mutually acceptable environmental engineer or consultant, would require APF to expend
in excess of            in order to remediate such unlawful environmental
condition and cause the subject property or properties to comply with applicable environmental laws, ordinances, regulations or orders; and

   (f) If each of the CNL Income Funds approves its respective Proposed Acquisition, Merrill Lynch & Co. shall not have withdrawn its Fairness Opinion issued in connection with the Merger. If a Proposed Acquisition is not approved by the applicable CNL Income Fund, then the Special Committee of the Board of Directors of APF shall have received a fairness opinion addressed to APF and its stockholders from Merrill Lynch & Co. as to the fairness of the Proposed Acquisitions that were approved by the respective CNL Income Fund, including the consideration to be paid in connection therewith, to APF and its stockholders from a financial point of view.

   APF, the OP General Partner and the Operating Partnership may waive any condition specified in this Section 10.2 if they execute a writing so stating at or prior to the Closing.

   10.3 Conditions to Obligation of the General Partners and the Fund. The obligations of the General Partners and the Fund to consummate the transactions to be performed by them in connection with the Closing are subject to satisfaction on or prior to December 31, 1999 of the following conditions:

   (a) APF, the OP General Partner and the Operating Partnership shall have delivered to the General Partners and the Fund a certificate to the effect that:

     (i) the representations and warranties set forth in Article VI above are true and correct in all material respects at and as of the Closing Date;

     (ii) APF, the OP General Partner and the Operating Partnership have performed and complied with all of their covenants hereunder in all material respects through the Closing; and

     (iii) no action, suit, or proceeding is pending or, to their knowledge, threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge is in effect);

   (b) APF shall have delivered to the Fund for distribution to the Partners the Share Consideration pursuant to Section 4.2 and, as applicable, the cash and Notes pursuant to Section 4.4;

   (c) since September 30, 1998, there shall not have occurred any material adverse changes in the business, properties, operations or condition (financial or otherwise) of APF;

   (d) APF shall have acquired the CNL Restaurant Services Group;

   (e) the General Partners shall have received Schedule 1 and approved it in accordance with Section 8.14;

   (f) the APF Common Shares shall have been approved for listing on the NYSE subject to official notice of issuance;

   (g) the General Partners shall have received an opinion dated as of the Closing Date from Shaw Pittman Potts & Trowbridge, counsel to APF and the Operating Partnership, in form and substance reasonably satisfactory to the General Partners; and

   (h) Legg Mason Wood Walker Incorporated shall not have withdrawn the Fund Fairness Opinion.

   The General Partners and the Fund may waive any condition specified in this
Section 10.3 if they execute a writing so stating at or prior to the Closing.

                                  ARTICLE XI

                                  Termination

   11.1 Termination by Mutual Consent. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, before or after the approval by the General Partners, the limited partners of the Fund, the OP General Partner or the stockholders of APF, respectively, either by the mutual written consent of APF, the OP General Partner and the General Partners or by mutual action of the General Partners and the Boards of Directors of each of the corporate General Partner and the OP General Partner and the Special Committee.

   11.2 Termination by Individual Parties. This Agreement may be terminated and the Merger may be abandoned (a) by action of the Special Committee and the Board of Directors of the OP General Partner in the event of a failure of a condition to the obligations of APF and the Operating Partnership set forth in
Section 10.2 of this Agreement; (b) by the General Partners in the event of a failure of a condition to the obligations of General Partners or the Fund set forth in Section 10.3 of this Agreement; (c) any Party if the Merger shall not have occurred by December 31, 1999 or (d) if a United States federal or state court of competent jurisdiction or United States federal or state governmental agency shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and non-appealable; provided, in the case of a termination pursuant to clause (a) or (b) above, that the terminating party shall not have breached in any material respect its obligations under this Agreement in any manner that shall have proximately contributed to the occurrence of the failure referred to in said clause.

   11.3 Effect of Termination and Abandonment. In the event of termination of this Agreement and abandonment of the Merger pursuant to this Article XI, no Party hereto (or any of its directors or officers) shall have any liability or further obligation to any other Party to this Agreement, except that nothing herein will relieve any Party from liability for any breach of this Agreement or the obligations set forth in Sections 9.4 and 13.11.

                                  ARTICLE XII

                                Indemnification

   12.1 Indemnity Obligations of the General Partners and the Fund. Subject to Sections 12.5 and 12.6 hereof, each of the General Partners severally, in accordance with its percentage interest in the Share Consideration and limited in amount to the value of the APF Common Shares received by it, based upon the average per share closing price of the APF Common Shares for the first twenty trading days after the APF Common Shares are listed on NYSE (the "20 Day Average Price"), agree to indemnify and hold APF, the OP General Partner and the Surviving Partnership harmless from, and to reimburse APF, the OP General Partner and the Surviving Partnership for, any APF Indemnity Claims arising under the terms and conditions of this Agreement. For purposes of this Agreement, the term "APF Indemnity Claim" shall mean any loss, damage, deficiency, claim, liability, obligation, suit, action, fee, cost, or expense of any nature whatsoever resulting from (i) any breach of any representation and warranty of any of the General Partners or the Fund which is contained in this Agreement or any Schedule, Exhibit, or certificate delivered pursuant hereto; (ii) any breach or non-fulfillment of, or any failure to perform, any of the covenants, agreements, or undertakings of any of the General Partners or the Fund which are contained in or made pursuant to this Agreement; and (iii) all interest, penalties, costs, and expenses (including, without limitation, all reasonable fees and disbursements of counsel) arising out of or related to any indemnification made under this Section 12.1.

   12.2 Indemnity Obligations of APF, the OP General Partner and the Operating Partnership. Subject to Sections 12.5 and 12.6 hereof, APF, the OP General Partner and the Operating Partnership (including in its capacity as the Surviving Partnership) hereby jointly and severally agree to indemnify and hold each of the General Partners and the Fund harmless from, and to reimburse each of the General Partners and the Fund for, any Fund Indemnity Claims arising under the terms and conditions of this Agreement. For purposes of this Agreement, the term "Fund Indemnity Claim" shall mean any loss, damage, deficiency, claim, liability, suit, action, fee, cost, or expense of any nature whatsoever incurred by any of the General Partners or the Fund resulting from
(i) any breach of any representation and warranty of APF, the OP General Partner or the Operating Partnership which is contained in this Agreement or any Schedule, Exhibit, or certificate delivered pursuant hereto; (ii) any breach or non-fulfillment of, or failure to perform, any of the covenants, agreements, or undertakings of APF, the OP General Partner and the Operating Partnership which are contained in or made pursuant to the terms and conditions of this Agreement; and (iii) all interest, penalties, costs, and expenses (including, without limitation, all reasonable fees and disbursements of counsel) arising out of or related to any indemnification made under this
Section 12.2.

   12.3 Appointment of Representative. James M. Seneff, Jr. is hereby appointed as the exclusive agent of the General Partners and the Fund to act on their behalf with respect to any and all Fund Indemnity Claims and any and all APF Indemnity Claims arising under this Agreement or such other representative as may be hereafter appointed by the General Partners. Such agent is herein referred to as the "Representative." The Representative shall take, and the General Partners agree that the Representative shall take, any and all actions which the Representative believes are necessary or appropriate under this Agreement for and on behalf of the General Partners and the Fund, as fully as if such parties were acting on their own behalf, including, without limitation, asserting Fund Indemnity Claims against APF, the OP General Partner and the Operating Partnership, defending all APF Indemnity Claims, consenting to, compromising, or settling all Fund Indemnity Claims and APF Indemnity Claims, conducting negotiations with APF, the OP General Partner and the Operating Partnership and their representatives regarding such claims, taking any and all other actions specified in or contemplated by this Agreement and engaging counsel, accountants, or other representatives in connection with the foregoing matters. APF, the OP General Partner and the Operating Partnership shall have the right to rely upon all actions taken or omitted to be taken by the Representative pursuant to this Agreement, all of which actions or omissions shall be legally binding upon each of the General Partners and the Fund. The Representative, acting pursuant to this Section 12.3, shall not be liable to any of the General Partners or the Fund for any act or omission, except in connection with any act or omission that was the result of the Representative's bad faith or gross negligence.

   12.4 Notification of Claims. Subject to the provisions of Section 12.5, in the event of the occurrence of an event which any Party asserts constitutes an APF Indemnity Claim or a Fund Indemnity Claim, as applicable, such Party shall provide the indemnifying party with prompt notice of such event and shall otherwise make available to the indemnifying party all relevant information which is material to the claim and which is in the possession of the indemnified party. If such event involves the claim of any third party (a "Third-Party Claim"), the indemnifying party shall have the right to elect to join in the defense, settlement, adjustment, or compromise of any such Third-Party Claim, and to employ counsel to assist such indemnifying party in connection with the handling of such claim, at the sole expense of the indemnifying party, and no such claim shall be settled, adjusted or compromised, or the defense thereof terminated, without the prior consent of the indemnifying party unless and until the indemnifying party shall have failed, after the lapse of a reasonable period of time, but in no event more than 30 days after written notice to it of the Third-Party Claim, to join in the defense, settlement, adjustment, or compromise of the same. An indemnified party's failure to give timely notice or to furnish the indemnifying party with any relevant data and documents in connection with any Third-Party Claim shall not constitute a defense (in part or in whole) to any claim for indemnification by such Party, except and only to the extent that such failure shall result in any material prejudice to the indemnifying party. Any indemnifying party may elect, at such Party's sole expense, to assume control of the defense, settlement, adjustment, or compromise of any Third-Party Claim, with counsel reasonably acceptable to the indemnified parties, insofar as such claim relates to the liability of the indemnifying party, provided that such indemnifying party shall obtain the consent of all indemnified parties before entering into any settlement, adjustment, or compromise of such claims, or ceasing to defend against such claims, unless such settlement is a cash settlement and contains an unconditional release of the indemnified party from all existing and future claims with respect to the matter being contested. In connection with any Third-Party Claim, the indemnified party, or the indemnifying party if it has assumed the defense of such claim pursuant to the preceding sentence, shall diligently pursue the defense of such Third-Party Claim.

   12.5 Survival. All representations and warranties, and, except as otherwise provided in this Agreement, all covenants and agreements of the parties contained in or made pursuant to this Agreement, and the rights of the parties to seek indemnification with respect thereto, shall survive until eighteen months from the Closing Date; provided, however, the representations and warranties contained in Sections 6.2, 6.3 and 7.11 shall survive until the expiration of the applicable statute of limitations with respect to the matters covered thereby. No claim shall be made after the applicable survival period.

   12.6 Limitations. Notwithstanding the foregoing, any claim by an indemnified party against any indemnifying party under this Agreement shall be payable by the indemnifying party only in the event, and to the extent, that the accumulated amount of the claims in respect of such indemnifying party's obligations to indemnify under this Agreement shall and the other claims described in Article XIII exceed in the aggregate the dollar amount specified in Article XIII. As to APF Indemnity Claims, the liability of each General Partner shall be limited as provided in Article XIII.

   12.7 Exclusive Provisions; No Rescission. Except as set forth in this Agreement, no Party hereto is making any representation, warranty, covenant, or agreement with respect to the matters contained herein. Anything herein to the contrary notwithstanding, no breach of any representation, warranty, covenant, or agreement contained herein or in any certificate or other document delivered pursuant hereto relating to the Merger shall give rise to any right on the part of any Party hereto, after the consummation of the Merger, to rescind this Agreement or the transactions contemplated by this Agreement. Following the consummation of the Merger, the rights of the Parties under the provisions of this Article XII shall be the sole and exclusive remedy available to the Parties with respect to claims, assertions, events, or proceedings arising out of or relating to the Merger.

                                  ARTICLE XIII

                            Limitation of Liability

   13.1 Threshold. Notwithstanding anything to the contrary stated in this Agreement, in no event (i) shall the General Partners or any of them have any liability to APF and/or the OP General Partner and the Surviving Partnership on account of any APF Indemnity Claim or for any claim for breach of warranty or for misrepresentation, or any other claim whatsoever arising under this Agreement or in connection with the transaction contemplated herein (individually a "Claim" and collectively, "Claims") or for any loss, damage, deficiency, liability, obligation, suit, action, judgment, fee, cost or expense of any nature whatsoever directly resulting from Claims (collectively, "Losses") unless, until and only to the extent that the accumulated amount of
all Losses exceeds the amount of            in the aggregate (the "Threshold")
nor (ii) shall the individual or aggregate liability of the General Partners on account of Claims and Losses exceed the value of APF Common Shares actually issued to the General Partners in the Merger valued at the 20 Day Average Price. To the extent that any Claim is asserted against more than one General Partner, each General Partner shall be liable only for such General Partner's proportionate share of the Claim based on the percentage that the APF Common Shares received by such General Partner in the Merger is of the total APF Commons Shares comprising the Share Consideration. Any Claim against a General Partner, including an APF Indemnity Claim, may be satisfied by such General Partner, in its sole discretion, by surrendering to the claimant(s) APF Common Shares at a value equal to the closing price per share of such shares on the NYSE on the last trading day preceding the date such APF Common Shares are surrendered.

   13.2 Special Indemnification. APF agrees to indemnify, defend and hold harmless the General Partners against any loss, damage, deficiency, liability, obligation, suit, action, judgment, fee, cost or expense of any nature whatsoever, including reasonable attorneys' fees, arising after the Effective Time that would have arisen in their capacity as General Partners of the Fund had the Merger not been consummated and that are the result of APF's alleged actions or inactions. The Threshold described in Section 13.1 above shall not apply to APF obligations to indemnify the General Partners pursuant to this
Section 13.2.

                                  ARTICLE XIV

                                 Miscellaneous

   14.1 Press Releases and Public Announcements. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement prior to the Closing without the prior written approval of APF and the General Partners; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing Party will use its best efforts to advise the other Parties prior to making the disclosure).

   14.2 No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

   14.3 Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

   14.4 Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of APF and the General Partners.

   14.5 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

   14.6 Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

   14.7 Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given, as of the date two business days after mailing, if it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

  If to the Fund or the General Partners:

     c/o James M. Seneff, Jr.
     400 East South Street
     Suite 500
     Orlando, Florida 32801
     Telecopy: (407) 423-2894

  With copy to:

     Baker & Hostetler LLP
     Sun Trust Center, Suite 2300
     200 South Orange Avenue
     Orlando, Florida 32801
     Attn: Kenneth C. Wright, Esq.
     Telecopy: (407) 841-0168

  If to APF or the Operating Partnership:

     Curtis B. McWilliams
     Executive Vice President
     CNL American Properties, Inc.
     400 East South Street
     Suite 500
     Orlando, Florida 32801
     Telecopy: (407) 650-1000

  With copy to:

     Shaw Pittman Potts & Trowbridge
     2300 N Street, N.W.
     Washington, D.C. 20037
     Attn: John M. McDonald, Esq.
     Telecopy: (202) 663-8007

   Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

   14.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without giving effect to any choice or conflict of law provision or rules (whether of the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida.

   14.9 Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by APF, the OP General Partner and the General Partners. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

   14.10 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

   14.11 Expenses. If the Closing occurs, APF will bear all costs and expenses of the Parties incurred in connection with this Agreement and the transactions contemplated hereby to the extent not already paid by the Fund or the General Partners. If the Closing does not occur, APF, the OP General Partner and the Operating Partnership will bear their own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby, and the General Partners and the Fund will divide their costs and expenses (including legal fees and expenses) as follows:
(i) the Fund shall bear that percentage of the costs and expenses equal to the percentage obtained by dividing the number of Fund votes in favor of the Merger by the sum of the total number of votes cast and the total number of abstentions and (ii) the General Partners shall bear the remainder of the costs and expenses.

   14.12 Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant.

   14.13 Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

   14.14 Specific Performance. Each of the Parties acknowledges and agrees that the other Parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter (subject to the provisions set forth in Section 13.15 below), in addition to any other remedy to which they may be entitled, at law or in equity.

   14.15 Submission to Jurisdiction. Each of the Parties submits to the jurisdiction of any state or federal court sitting in and for Orange County, Florida, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court.

   IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

                                          CNL AMERICAN PROPERTIES FUND, INC.

                                          By: /s/ James M. Seneff, Jr.
                                          Its: Chief Executive Officer

                                          CNL APF PARTNERS, L.P.

                                          By: CNL APF GP Corp., as General
                                           Partner

                                          By: /s/ Robert A. Bourne
                                          Its: President

                                          CNL APF GP Corp.

                                          By: /s/ Robert A. Bourne
                                          Its: President

                                          CNL INCOME FUND  , Ltd.

                                          By: CNL Realty Corporation, as
                                           General Partner

                                          By: /s/ James M. Seneff, Jr.
                                          Its: Chief Executive Officer

                                          CNL REALTY CORPORATION

                                          By: /s/ James M. Seneff, Jr.
                                          Its: Chief Executive Officer

                                          /s/ Robert A. Bourne
                                          Robert A. Bourne, as General Partner

                                          /s/ James M. Seneff, Jr.
                                          James M. Seneff, Jr., as General
                                           Partner

                                                                       Exhibit F

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARY

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                          Page
                                                                          ----
Condensed Consolidated Balance Sheets--As of September 30, 1998 and
 December 31, 1997.......................................................  F-2

Condensed Consolidated Statements of Earnings--For the Quarters ended
 September 30, 1998 and 1997 and for the Nine Months ended September 30,
 1998 and 1997...........................................................  F-3

Condensed Consolidated Statements of Stockholders Equity--For the Nine
 Months ended September 30, 1998 and 1997................................  F-4

Condensed Consolidated Statements of Cash Flows--For the Nine Months
 ended September 30, 1998 and 1997.......................................  F-5

Notes to Condensed Consolidated Financial Statements--For the Quarters
 and Nine Months ended September 30, 1998 and 1997.......................  F-6
Report of Independent Accountants........................................ F-16
Consolidated Balance Sheets--As of December 31, 1997 and 1996............ F-17

Consolidated Statements of Earnings--For the Years ended December 31,
 1997, 1996 and 1995..................................................... F-18

Consolidated Statements of Stockholders' Equity--For the Years ended
 December 31, 1997, 1996 and 1995........................................ F-19

Consolidated Statements of Cash Flows--For the Years ended December 31,
 1997, 1996 and 1995..................................................... F-20

Notes to Consolidated Financial Statements--For the Years ended December
 31, 1997, 1996 and 1995................................................. F-21

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                     CONDENSED CONSOLIDATED BALANCE SHEETS

                                                    September 30,  December 31,
                                                        1998           1997
                                                    -------------  ------------
                      ASSETS
Land and buildings on operating leases, less
 accumulated depreciation.......................... $298,967,972   $205,338,186
Net investment in direct financing leases..........  117,028,760     47,613,595
Investment in joint venture........................      631,374            --
Other investments..................................   16,200,316            --
Mortgage notes receivable..........................   18,503,397     17,622,010
Equipment notes receivable.........................   15,020,109     13,548,044
Cash and cash equivalents..........................   88,666,489     47,586,777
Certificates of deposit............................    2,007,800      2,008,224
Receivables, less allowance for doubtful accounts
 of $314,406 and $99,964, respectively.............      575,104        635,796
Accrued rental income..............................    3,071,451      1,772,261
Other assets.......................................    5,711,195      2,952,869
                                                    ------------   ------------
                                                    $566,383,967   $339,077,762
                                                    ============   ============
       LIABILITIES AND STOCKHOLDERS' EQUITY
Line of credit..................................... $  6,765,575   $  2,459,043
Accrued construction costs payable.................    3,045,304     10,978,211
Accounts payable and accrued expenses..............      156,916      1,060,497
Due to related parties.............................    2,552,411      1,524,294
Rents paid in advance..............................      437,497        517,428
Deferred rental income.............................    1,015,758        557,576
Other payables.....................................      222,580         56,878
                                                    ------------   ------------
    Total liabilities..............................   14,196,041     17,153,927
                                                    ------------   ------------
Minority interest..................................      282,544        285,734
                                                    ------------   ------------
Commitments (Note 14)
Stockholders' equity:
  Preferred stock, without par value. Authorized
   and unissued 3,000,000 shares...................          --             --
  Excess shares, $0.01 par value per share.
   Authorized and unissued 78,000,000 shares.......          --             --
  Common stock, $0.01 par value per share.
   Authorized 125,000,000 and 75,000,000 shares,
   respectively, issued and outstanding 62,118,679
   and 36,192,971, respectively....................      621,187        361,930
  Capital in excess of par value...................  556,830,578    323,525,961
  Accumulated distributions in excess of net
   earnings........................................   (5,546,383)    (2,249,790)
                                                    ------------   ------------
    Total stockholders' equity.....................  551,905,382    321,638,101
                                                    ------------   ------------
                                                    $566,383,967   $339,077,762
                                                    ============   ============

     See accompanying notes to condensed consolidated financial statements.

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                 CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

                                  Quarter Ended           Nine Months Ended
                                  September 30,             September 30,
                              -----------------------  ------------------------
                                 1998         1997        1998         1997
                              -----------  ----------  -----------  -----------
Revenues:
  Rental income from
   operating leases.........  $ 6,310,554  $3,819,866  $17,322,785  $ 7,826,671
  Earned income from direct
   financing leases.........    2,829,024     851,463    5,624,414    1,809,955
  Interest income from
   mortgage
   notes receivable.........      437,444     437,134    1,301,493    1,252,326
  Other interest income.....    1,839,871     419,384    4,775,552    1,347,188
  Other income..............       19,139       9,369       40,866       16,310
                              -----------  ----------  -----------  -----------
                               11,436,032   5,537,216   29,065,110   12,252,450
                              -----------  ----------  -----------  -----------
Expenses:
  General operating and
   administrative...........      471,568     183,374    1,443,295      664,585
  Professional services.....       30,601       8,655       95,709       53,334
  Asset management fees to
   related party............      518,533     234,665    1,248,393      493,921
  State and other taxes.....      214,866      65,741      397,569      173,604
  Depreciation and
   amortization.............    1,044,193     526,207    2,693,020    1,105,611
                              -----------  ----------  -----------  -----------
                                2,279,761   1,018,642    5,877,986    2,491,055
                              -----------  ----------  -----------  -----------
Earnings Before Minority
 Interest in Income of
 Consolidated Joint Venture
 and Equity in Loss of
 Unconsolidated Joint
 Venture....................    9,156,271   4,518,574   23,187,124    9,761,395
Minority Interest in Income
 of Consolidated
 Joint Venture..............       (7,787)     (7,860)     (23,167)     (23,586)
Equity in Loss of
 Unconsolidated Joint
 Venture....................         (104)        --          (104)         --
                              -----------  ----------  -----------  -----------
Net Earnings................  $ 9,148,380  $4,510,714  $23,163,853  $ 9,737,809
                              ===========  ==========  ===========  ===========
Earnings Per Share of Common
 Stock (Basic and Diluted)..  $      0.16  $     0.18  $      0.49  $      0.48
                              ===========  ==========  ===========  ===========
Weighted Average Number of
 Shares of Common Stock
 Outstanding................   56,421,932  25,371,886   47,633,909   20,368,867
                              ===========  ==========  ===========  ===========

     See accompanying notes to condensed consolidated financial statements.

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

           CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

     Nine Months Ended September 30, 1998 and Year Ended December 31, 1997

                                                             Accumulated
                             Common Stock                   distributions
                          -------------------  Capital in     in excess
                            Number     Par     excess of       of net
                          of Shares   Value    par value      earnings        Total
                          ---------- -------- ------------  -------------  ------------
Balance at December 31,
 1996...................  13,944,715 $139,447 $123,687,929  $   (959,949)  $122,867,427
 Subscriptions received
  for common stock
  through public
  offering and
  distribution
  reinvestment plan.....  22,248,256  222,483  222,260,077           --     222,482,560
 Stock issuance costs...         --       --   (22,422,045)          --     (22,422,045)
 Net earnings...........         --       --           --     15,564,456     15,564,456
 Distributions declared
  and paid
  ($0.74 per share).....         --       --           --    (16,854,297)   (16,854,297)
                          ---------- -------- ------------  ------------   ------------
Balance at December 31,
 1997...................  36,192,971  361,930  323,525,961    (2,249,790)   321,638,101
 Subscriptions received
  for common stock
  through public
  offerings and
  distribution
  reinvestment plan.....  25,925,708  259,257  258,997,822           --     259,257,079
 Stock issuance costs...         --       --   (25,693,205)          --     (25,693,205)
 Net earnings...........         --       --           --     23,163,853     23,163,853
 Distributions declared
  and paid
  ($0.57 per share).....         --       --           --    (26,460,446)   (26,460,446)
                          ---------- -------- ------------  ------------   ------------
Balance at September 30,
 1998...................  62,118,679 $621,187 $556,830,578  $ (5,546,383)  $551,905,382
                          ========== ======== ============  ============   ============


     See accompanying notes to condensed consolidated financial statements.

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                        Nine Months Ended
                                                          September 30,
                                                   ----------------------------
                                                       1998           1997
                                                   -------------  -------------
Increase (Decrease) in Cash and Cash Equivalents:
 Net Cash Provided by Operating Activities.......  $  26,950,631  $  10,800,147
                                                   -------------  -------------
 Cash Flows from Investing Activities:
  Additions to land and buildings on operating
   leases........................................   (103,003,646)  (106,915,605)
  Investment in direct financing leases..........    (73,492,036)   (28,977,515)
  Proceeds from sale of buildings and equipment
   under direct financing leases.................      2,385,941      7,251,511
  Investment in joint venture....................       (633,101)           --
  Increase in other investments..................    (16,083,055)           --
  Investment in mortgage notes receivable........     (1,090,000)    (4,401,982)
  Collection on mortgage notes receivable........        222,879        186,135
  Investment in equipment notes receivable.......     (3,363,600)           --
  Collection on equipment notes receivable.......      1,014,484            --
  Increase in restricted cash....................            --     (16,014,345)
  Increase in other assets.......................     (2,705,428)           --
                                                   -------------  -------------
   Net cash used in investing activities.........   (196,747,562)  (148,871,801)
                                                   -------------  -------------
Cash Flows from Financing Activities:
 Reimbursement of acquisition and stock issuance
  costs paid by related parties on behalf of the
  Company........................................     (3,455,068)    (2,244,153)
 Proceeds from borrowing on line of credit.......      4,306,532     16,253,399
 Payment on line of credit.......................            --      (1,784,577)
 Subscriptions received from stockholders........    259,257,079    149,227,795
 Distributions to minority interest..............        (25,429)       (25,515)
 Distributions to stockholders...................    (26,460,446)   (10,879,969)
 Payment of stock issuance costs.................    (22,653,996)   (13,584,558)
 Other...........................................        (92,029)       (16,101)
                                                   -------------  -------------
   Net cash provided by financing activities.....    210,876,643    136,946,321
                                                   -------------  -------------
Net Increase (Decrease) in Cash and Cash
 Equivalents.....................................     41,079,712     (1,125,333)
Cash and Cash Equivalents at Beginning of
 Period..........................................     47,586,777     42,450,088
                                                   -------------  -------------
Cash and Cash Equivalents at End of Period.......  $  88,666,489  $  41,324,755
                                                   =============  =============
Supplemental Schedule of Non-Cash Investing and
 Financing Activities:
 Related parties paid certain acquisition and
  stock issuance costs on behalf of the Company
  as follows:
  Acquisition costs..............................  $     799,419  $     428,114
  Stock issuance costs...........................      2,941,149      1,794,722
                                                   -------------  -------------
                                                   $   3,740,568  $   2,222,836
                                                   =============  =============
Land and buildings under operating leases
 exchanged for land and buildings under operating
 leases..........................................  $   2,754,419  $         --
                                                   =============  =============

     See accompanying notes to condensed consolidated financial statements.

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

           Quarters and Nine Months Ended September 30, 1998 and 1997

1. Organization and Nature of Business

   CNL American Properties Fund, Inc. was organized in Maryland on May 2, 1994. CNL APF GP Corp. and CNL APF LP Corp., organized in Delaware in May 1998, are wholly owned subsidiaries of CNL American Properties Fund, Inc. CNL APF Partners, LP is a Delaware limited partnership formed in May 1998. CNL APF GP Corp. and CNL APF LP Corp. are the general and limited partners, respectively, of CNL APF Partners, LP. The term "Company" includes, unless the text otherwise requires, CNL American Properties Fund, Inc., CNL APF GP Corp., CNL APF LP Corp. and CNL APF Partners, LP. The Company was formed primarily for the purpose of acquiring, directly or indirectly through joint venture or co-tenancy arrangements, restaurant properties (the "Properties") to be leased on a long-term, triple-net basis to operators of national and regional fast-food, family-style and casual dining restaurant chains. The Company also provides financing (the "Mortgage Loans") for the purchase of buildings, generally by tenants that lease the underlying land from the Company. In addition, the Company offers furniture, fixtures and equipment financing through leases or loans (the "Secured Equipment Leases") to operators of restaurant chains.

2. Basis of Presentation

   The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with the instructions to Form 10-Q and do not include all of the information and note disclosures required by generally accepted accounting principles. The financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Operating results for the quarter and nine months ended September 30, 1998, may not be indicative of the results that may be expected for the year ending December 31, 1998. Amounts as of December 31, 1997, included in the financial statements, have been derived from audited financial statements as of that date.

   These unaudited financial statements should be read in conjunction with the financial statements and notes thereto included in the Company's Form 10-K for the year ended December 31, 1997.

   The Company accounts for its 85.47% interest in CNL/Corral South Joint Venture using the consolidation method. Minority interest represents the minority joint venture partner's proportionate share of the equity in the Company's consolidated joint venture. All significant intercompany balances and transactions have been eliminated. The Company accounts for its 44.29% interest in CNL/Lee Vista Joint Venture using the equity method because it shares control with the other joint venture partner.

   The Company determines the appropriate classification of other investments in certificates at the time of purchase and reevaluates such designation at each balance sheet date. Other investments have been classified as available-for-sale and are carried at fair value, with unrealized holding gains and losses reported as a separate component of stockholders' equity and in the statement of comprehensive income, as applicable.

   Certain items in the prior year's financial statements have been reclassified to conform with the 1998 presentation. These reclassifications had no effect on stockholders' equity or net earnings.

   Effective January 1, 1998, the Company adopted Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income." This Statement requires the reporting of net earnings and all other changes to equity during the period, except those resulting from investments by owners and distributions to owners, in a separate statement that begins with net earnings. Currently, the Company's only component of comprehensive income is net earnings.

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARY

   In March 1998, the Emerging Issues Task Force of the Financial Accounting Standards Board ("FASB") reached a consensus in EITF 97-11, entitled "Accounting for Internal Costs Relating to Real Estate Property Acquisitions." EITF 97-11 provides that internal costs of identifying and acquiring operating properties should be expensed as incurred. Due to the fact that the Company does not have an internal acquisitions function and instead, contracts these services from an external advisor, the effectiveness of EITF 97-11 had no material effect on the Company's financial position or results of operations.

   In May 1998, the Emerging Issues Task Force of the FASB reached a consensus in EITF 98-9, entitled "Accounting for Contingent Rent in the Interim Financial Periods." Adoption of this consensus did not have a material effect on the Company's financial position or results of operations.

   In June 1998, the FASB issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133"). FAS 133 is effective for all fiscal quarters of all fiscal years beginning after June 15, 1999 (January 1, 2000 for the Company). FAS 133 requires that all derivative instruments be recorded on the balance sheet at their fair value. Changes in the fair value of derivatives are recorded each period in current earnings or other comprehensive income, depending on whether a derivative is designated as part of a hedge transaction and, if it is, the type of hedge transaction. Management of the Company anticipates that, due to its limited use of interest rate swaps, the adoption of FAS 133 will not have a significant effect on the Company's results of operations or its financial position.

3. Public Offerings

   The Company completed its offering of up to 27,500,000 shares of common stock ($275,000,000) (the "1997 Offering"), which included 2,500,000 shares ($25,000,000) available only to stockholders who elected to participate in the Company's reinvestment plan, on March 2, 1998. Following the completion of the 1997 Offering, the Company commenced an offering of up to 34,500,000 shares of common stock ($345,000,000) (the "1998 Offering"). Net proceeds from the 1998 Offering will be invested in additional Properties and Mortgage Loans.

4. Leases

   The Company leases its land, buildings and equipment to operators of national and regional fast-food, family-style and casual dining restaurants. The leases are accounted for under the provisions of Statement of Financial Accounting Standards No. 13, "Accounting for Leases." For Property leases classified as direct financing leases, the building portions of the majority of the leases are accounted for as direct financing leases while the land portions of the majority of these leases are accounted for as operating leases. The Company's equipment financing offered pursuant to leases are recorded as direct financing leases.

5. Land and Buildings on Operating Leases

   In April 1998, a tenant exercised its option under the terms of three lease agreements to exchange three existing Properties for three replacement Properties which were approved by the Company. In connection therewith, the Company exchanged three Boston Market Properties with three replacement Boston Market Properties. Under the exchange agreements for each Property, each replacement Property will continue under the terms of the leases of the original Properties. All closing costs were paid by the tenant. The Company accounted for these transactions as nonmonetary exchanges of similar productive assets and recorded the acquisitions of the replacement Properties at the net book value of the original Properties. No gain or loss was recognized due to these transactions being accounted for as nonmonetary exchanges of similar assets.

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARY

   During the nine months ended September 30, 1998, the Company sold three Properties to third parties. The Company received net sales proceeds of approximately $2,386,000 which approximated the carrying value of the Properties at the time of sale. As a result, no gain or loss was recognized for financial reporting purposes.

   Land and buildings on operating leases consisted of the following at:

                                                    September 30,  December 31,
                                                        1998           1997
                                                    -------------  ------------
   Land............................................ $151,703,355   $106,616,360
   Buildings.......................................  146,495,502     95,518,149
                                                    ------------   ------------
                                                     298,198,857    202,134,509
   Less accumulated depreciation...................   (5,033,392)    (2,395,665)
                                                    ------------   ------------
                                                     293,165,465    199,738,844
   Construction in progress........................    5,802,507      5,599,342
                                                    ------------   ------------
                                                    $298,967,972   $205,338,186
                                                    ============   ============

   Some leases provide for scheduled rent increases throughout the lease term and/or rental payments during the construction of a Property prior to the date it is placed in service. Such amounts are recognized on a straight-line basis over the terms of the leases commencing on the date the Property is placed in service. For the nine months ended September 30, 1998 and 1997, the Company recognized $2,315,968 and $1,259,180, respectively, of such rental income, $910,185 and $643,153 of which was earned during the quarters ended September 30, 1998 and 1997, respectively.

   The following is a schedule of future minimum lease payments to be received on the noncancellable operating leases at September 30, 1998:

   1998............................................................ $  6,410,842
   1999............................................................   25,832,805
   2000............................................................   25,862,843
   2001............................................................   26,062,291
   2002............................................................   26,822,220
   Thereafter......................................................  386,335,781
                                                                    ------------
                                                                    $497,326,782
                                                                    ============

   Since leases are renewable at the option of the tenant, the above table only presents future minimum lease payments due during the initial lease terms. In addition, this table does not include any amounts for future contingent rents which may be received on the leases based on the percentage of the tenant's gross sales. These amounts do not include minimum lease payments that will become due when Properties under development are completed (see Note 14).

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARY

6. Net Investment in Direct Financing Leases

   The following lists the components of the net investment in direct financing leases at:

                                                   September 30,  December 31,
                                                       1998           1997
                                                   -------------  ------------
   Minimum lease payments receivable.............. $ 247,230,809  $ 98,121,853
   Estimated residual values......................    44,974,064     6,889,570
   Secured Equipment Lease interest receivable....        72,231        67,614
   Less unearned income...........................  (175,248,344)  (57,465,442)
                                                   -------------  ------------
   Net investment in direct financing leases...... $ 117,028,760  $ 47,613,595
                                                   =============  ============

   The following is a schedule of future minimum lease payments to be received on the direct financing leases at September 30, 1998:

   1998............................................................ $  3,435,760
   1999............................................................   13,742,634
   2000............................................................   13,937,068
   2001............................................................   13,709,001
   2002............................................................   13,611,870
   Thereafter......................................................  188,794,476
                                                                    ------------
                                                                    $247,230,809
                                                                    ============

   The above table does not include future minimum lease payments for renewal periods or contingent rental payments that may become due in future periods (see Note 5).

7. Investment in Joint Venture

   In June 1998, the Company entered into a joint venture arrangement, CNL/Lee Vista Joint Venture, with a third party to construct and hold one restaurant property. As of September 30, 1998, the Company had contributed $631,374 to pay for construction relating to the Property owned by the joint venture. The Company has agreed to contribute approximately $854,140 in additional construction costs to the joint venture. When construction is completed, the Company expects to have an approximate 68 percent interest in the profits and losses of the joint venture. The Company accounts for its investment in this joint venture under the equity method because it shares control with the other joint venture partner.

   The following presents the condensed financial information for the joint venture at:

                                                   September 30, December 31,
                                                       1998          1997
                                                   ------------- ------------
   Land on operating lease and construction in
    progress......................................  $1,870,009      $ --
   Cash...........................................         899        --
   Receivables....................................      28,900        --
   Liabilities....................................     648,884        --
   Partners' capital..............................   1,250,924        --
   Net loss.......................................        (428)       --

   For the quarter and nine months ended September 30, 1998, the Company recognized a loss of $104 for this joint venture. The Property owned by the joint venture was not operational as of September 30, 1998.

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARY

8. Other Investments

   In August 1998, the Company acquired an investment in the Class F, Class G, and Class H Franchise Loan Certificates, Series 1998-1 (collectively, the "Certificates") from CNL Funding 98-1, LP a mortgage loan securitization entity sponsored by CNL Financial Corp., ("CFC") an affiliate of CNL Fund Advisors, Inc. (the "Advisor"). CFC originated and serviced mortgage loans on restaurant properties comparable to the triple-net leased properties currently owned by the Company. After originating the mortgage loans, CFC contributed the loans to CNL Funding 98-1, LP, the securitization entity which subsequently issued the Certificates representing beneficial ownership interests in the pool of mortgage loans.

   The Company paid an aggregate purchase price of approximately $16,100,000 for the Certificates, representing an expected blended yield of 12.3%. The Company classified the investments in these Certificates as available for sale. At September 30, 1998, the estimated fair value of the Certificates approximated their carrying value; therefore, the Company did not record any unrealized gains or losses relating to its investment in Certificates. The investment in Certificates balance at September 30, 1998 includes $117,261 of accrued interest.

   The Company acquired Class F-1, Class G-1, and Class H-1 Certificates with fixed pass through rates of 8.4% per annum. These Certificates commenced making payments of interest monthly in September 1998 and are scheduled to make payments of principal and interest monthly during the period September 2012 through June 2017.

   The Company also acquired Class F-2, Class G-2, and Class H-2 Certificates with adjustable pass through rates of LIBOR (defined as the per annum London interbank offered rate for 30 day dollar deposits) plus 2.25% per annum (7.918% at September 30, 1998). These Certificates commenced making payments of interest monthly in September 1998 and are scheduled to make payments of principal and interest monthly during the period April 2012 through March 2017.

9. Mortgage Notes Receivable

   During the nine months ended September 30, 1998, the Company accepted two promissory notes in the aggregate principal sum of $1,090,000, collateralized by mortgages on the buildings of two Taco Bell Properties. The promissory notes bear interest at a rate of 9.50% per annum and will be collected in consecutive monthly installments of principal and interest totaling $11,382 beginning October 1, 1998, with balloon payments due September 1, 2005 for the remaining unpaid balances.

   Mortgage notes receivable consisted of the following at:

                                                     September 30, December 31,
                                                         1998          1997
                                                     ------------- ------------
   Outstanding principal............................  $17,529,539  $16,662,418
   Accrued interest income..........................      129,754      118,887
   Deferred financing income........................      (82,181)     (85,448)
   Unamortized loan costs...........................      926,285      926,153
                                                      -----------  -----------
                                                      $18,503,397  $17,622,010
                                                      ===========  ===========

   Management believes that the estimated fair value of mortgage notes receivable at September 30, 1998 and December 31, 1997 approximated the outstanding principal amount based on estimated current rates at which similar loans would be made to borrowers with similar credit and for similar maturities.

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARY

10. Equipment Notes Receivable

   In June 1998, the Company entered into a promissory note with a borrower for equipment financing for $2,200,000, which is collateralized by restaurant equipment. The promissory note bears interest at a rate of ten percent per annum and is being collected in consecutive monthly installments of principal and interest of $36,523 which commenced July 1, 1998, with a balloon payment due December 15, 1998 for the remaining unpaid balance.

   In September 1998, the Company entered into two promissory notes with a borrower for equipment financing for a total of $460,000, which are collateralized by restaurant equipment. The two promissory notes bear interest at a rate of ten percent per annum and will be collected in consecutive monthly installments of principal and interest totaling $7,636 beginning on October 1, 1998 for one promissory note and November 1, 1998, for the other promissory note, with balloon payments due September 1, 2003 and October 1, 2005, respectively, for the remaining unpaid balances.

   Equipment notes receivable consisted of the following at:

                                                      September 30, December 31,
                                                          1998          1997
                                                      ------------- ------------
   Outstanding principal.............................  $14,870,516  $13,225,000
   Accrued interest income...........................      149,593      323,044
                                                       -----------  -----------
                                                       $15,020,109  $13,548,044
                                                       ===========  ===========

   Management believes that the estimated fair value of equipment notes receivable at September 30, 1998 and December 31, 1997 approximated the outstanding principal amount based on estimated current rates at which similar loans would be made to borrowers with similar credit and for similar maturities.

11. Stock Issuance Costs

   The Company has incurred certain expenses in connection with the public offerings of its shares of common stock, including commissions, marketing support and due diligence expense reimbursement fees, filing fees, legal, accounting, printing and escrow fees, which have been deducted from the gross proceeds of the offerings. The Advisor has agreed to pay all organizational and offering expenses (excluding commissions and marketing support and due diligence expense reimbursement fees) which exceed three percent of the gross offering proceeds received from the current offering of shares of common stock of the Company.

   During the nine months ended September 30, 1998 and the year ended December 31, 1997, the Company incurred $25,693,205 and $22,422,045, respectively, in stock issuance costs, including $20,740,566 and $17,798,605, respectively, in commissions and marketing support and due diligence expense reimbursement fees (see Note 13). The stock issuance costs have been charged to stockholders' equity subject to the three percent cap described above.

12. Distributions

   For the nine months ended September 30, 1998 and 1997, approximately 86 and 92 percent, respectively, of the distributions paid to stockholders were considered ordinary income and approximately 14 and eight percent, respectively, were considered a return of capital to stockholders for federal income tax purposes. No amounts distributed to the stockholders for the nine months ended September 30, 1998 and 1997 are required to be or have been treated by the Company as a return of capital for purposes of calculating the stockholders' return on their invested capital. The characterization for tax purposes of distributions declared for the nine months ended September 30, 1998 may not be indicative of the results that may be expected for the year ending December 31, 1998.

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARY

13. Related Party Transactions

   During the nine months ended September 30, 1998 and 1997, the Company incurred $19,444,281 and $11,192,085, respectively, in selling commissions due to CNL Securities Corp. for services in connection with the offering of shares. A substantial portion of these amounts ($18,148,849 and $10,427,281) were paid by CNL Securities Corp. as commissions to other broker-dealers, during the nine months ended September 30, 1998 and 1997, respectively.

   In addition, CNL Securities Corp. is entitled to receive a marketing support and due diligence expense reimbursement fee equal to 0.5% of the total amount raised from the sale of shares, a portion of which may be reallowed to other broker-dealers. During the nine months ended September 30, 1998 and 1997, the Company incurred $1,296,285 and $746,139, respectively, of such fees, the majority of which was re-allowed to other broker-dealers and from which all bona fide due diligence expenses were paid.

   The Advisor is entitled to receive acquisition fees for services in identifying the Properties and structuring the terms of the acquisition and leases of these Properties and structuring the terms of the Mortgage Loans equal to 4.5% of the total amount raised from the sale of shares. During the nine months ended September 30, 1998 and 1997, the Company incurred $11,666,569 and $6,715,251, respectively, of such fees. Such fees are included in land and buildings on operating leases, net investment in direct financing leases, mortgage notes receivable, investment in joint venture and other assets.

   In connection with the acquisition of Properties that are being or have been constructed or renovated by affiliates, subject to approval by the Company's Board of Directors, the Company may incur development or construction management fees payable to affiliates of the Company. Such fees are included in the purchase price of the Properties and are therefore included in the basis on which the Company charges rent on the Properties. During the nine months ended September 30, 1998 and 1997, the Company incurred $166,876 and $369,570, respectively, of such fees relating to five and six Properties, respectively.

   For negotiating Secured Equipment Leases and supervising the Secured Equipment Lease program, the Advisor is entitled to receive a one-time Secured Equipment Lease servicing fee of two percent of the purchase price of the equipment that is the subject of a Secured Equipment Lease. During the nine months ended September 30, 1998 and 1997, the Company incurred $22,426 and $90,592, respectively, in Secured Equipment Lease servicing fees.

   The Company and the Advisor have entered into an advisory agreement pursuant to which the Advisor will receive a monthly asset management fee of one-twelfth of 0.60% of the Company's real estate asset value and the outstanding principal balance of the Mortgage Loans as of the end of the preceding month. The management fee, which will not exceed fees which are competitive for similar services in the same geographic area, may or may not be taken, in whole or in part as to any year, in the sole discretion of the Advisor. All or any portion of the management fee not taken as to any fiscal year shall be deferred without interest and may be taken in such other fiscal year as the Advisor shall determine. During the nine months ended September 30, 1998 and 1997, the Company incurred $1,289,877 and $558,319, respectively, of such fees, of which $41,484 and $64,398, respectively, was capitalized as part of the cost of the buildings for Properties under construction.

   In August 1998, the Company acquired an investment of approximately $16,100,000 in Certificates from CFC, as described in Note 8.

   The Advisor and its affiliates provide various administrative services to the Company, including services related to accounting; financial, tax and regulatory compliance and reporting; lease and loan compliance; stockholder distributions and reporting; due diligence and marketing; and investor relations (including

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARY administrative services in connection with the offering of shares), on a day-to-day basis. The expenses incurred for these services were classified as follows for the nine months ended September 30:

                                                             1998       1997
                                                          ---------- ----------
   Stock issuance costs.................................. $2,069,626 $1,259,411
   General operating and administrative expenses.........    773,806    389,806
                                                          ---------- ----------
                                                          $2,843,432 $1,649,217
                                                          ========== ==========

   For each of the nine months ended September 30, 1998 and 1997, the Company acquired two Properties for approximately $3,977,000 and $1,773,300, respectively, from affiliates of the Company. The Properties were acquired at a cost no greater than the lesser of the cost of each Property to the affiliate, including its carrying costs, or the Property's appraised value.

   The due to related parties consisted of the following at:

                                                     September 30, December 31,
                                                         1998          1997
                                                     ------------- ------------
   Due to the Advisor:
     Expenditures incurred on behalf of the Company
      and accounting and administrative services...   $  578,362    $  126,205
     Acquisition fees..............................      939,339       386,972
                                                      ----------    ----------
                                                       1,517,701       513,177
                                                      ----------    ----------
   Due to CNL Securities Corp:
     Commissions...................................      968,975       940,520
     Marketing support and due diligence expense
      reimbursement fees...........................       65,735        63,097
                                                      ----------    ----------
                                                       1,034,710     1,003,617
                                                      ----------    ----------
   Due to other affiliates.........................          --          7,500
                                                      ----------    ----------
                                                      $2,552,411    $1,524,294
                                                      ==========    ==========

14. Commitments

   The Company has entered into various development agreements with tenants which provide terms and specifications for the construction or renovation of buildings the tenants have agreed to lease. The agreements provide a maximum amount of development costs (including the purchase price of the land and closing costs) to be paid by the Company. The aggregate maximum development costs the Company has agreed to pay are approximately $20,245,000, of which approximately $13,104,000 in land and other costs had been incurred as of September 30, 1998. The buildings currently under construction or renovation are expected to be operational by March 1999. In connection with the purchase of each Property, the Company, as lessor, has entered into a long-term lease agreement.

15. Subsequent Events

   On October 13, 1998, the Board of Directors elected to terminate the Company's reinvestment plan. The Board of Directors based this decision on (i) the fact that the Company may issue shares under the reinvestment plan only pursuant to an effective registration statement, (ii) the likelihood that the 1998 Offering will be completed prior to the next distribution date of the Company and (iii) a determination that it is not in

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARY the best interest of the Company at this time to obtain the effectiveness of a registration statement relating solely to the issuance of shares pursuant to the reinvestment plan.

   The Board of Directors may determine to reinstate the reinvestment plan in the future subject to obtaining the effectiveness of a registration statement relating solely to the issuance of shares pursuant to the reinvestment plan.

   The shares offered and previously reserved for issuance pursuant to the reinvestment plan will be available for sale to the public through the 1998 Offering.

   The Board of Directors also elected to implement the Company's redemption plan. Under the redemption plan, the Company may elect to redeem shares, subject to the conditions and limitations described in the Company's prospectus (the "Prospectus") as modified by the description below.

   At any time, including any time during which the Company is engaged in a public offering, and prior to such time, if any, as Listing occurs, any stockholder who purchases shares in the Company's offering or otherwise from the Company, may present all or any portion equal to at least 25% of such stockholder's shares to the Company for redemption, in accordance with the procedures outlined in the Prospectus. At such time, the Company may, at its option, use up to the full amount of proceeds, if any, from the sale of shares under the reinvestment plan attributable to a calendar quarter to redeem shares presented for redemption during such quarter. In addition, the Company may, at its option, use up to $100,000 per calendar quarter of the proceeds of any public offering of its shares to redeem shares. Any amount of offering proceeds which is available for redemptions, but which is unused, may be carried over to the next succeeding calendar quarter for use in addition to the amount of offering proceeds and the full amount of proceeds from the sale of shares under the reinvestment plan that would otherwise be available for redemptions. At no time during a 12-month period, however, may the number of shares redeemed by the Company exceed 5% of the number of shares of the Company's outstanding common stock at the beginning of such 12-month period, even if the amount of offering proceeds and proceeds from the sale of shares under the reinvestment plan that would otherwise be available for redemptions would allow the Company to redeem a greater number of shares.

   In addition, the Board of Directors approved an amendment to the advisory agreement providing for the payment of acquisition fees to the Advisor for acquisitions made by the Company after the completion of the 1998 Offering and the investment of all of the proceeds received by the Company from the 1998 Offering (the "Offering Completion Date"). After the Offering Completion Date, the Company intends to continue to expand its Property portfolio by acquiring additional Properties using funds from its line of credit. Under the previous advisory agreement, the Advisor had no incentive to continue providing acquisition services after the Offering Completion Date because acquisition fees were limited to 4.5% of the gross proceeds raised by the Company from equity offerings of the Company. The Advisor has not been paid an acquisition fee for Properties acquired by the Company using funds from the line of credit, and will not be paid an acquisition fee for Properties so acquired prior to the Offering Completion Date, because it is expected that a portion of the proceeds raised by the Company in the 1998 Offering (on which the Advisor will already have received an acquisition fee) will be used to repay advances under the line of credit used to acquire Properties prior to the Offering Completion Date.

   In order to provide incentive to the Advisor to continue providing acquisition services after the Offering Completion Date, the Board of Directors deemed it to be in the best interests of the Company that the Company pay the Advisor an acquisition fee, in connection with Properties acquired after the Offering Completion Date, equal to 4.5% of the purchase price paid by the Company. The Board of Directors believes that paying acquisition fees after the Offering Completion Date will permit the Company to continue to benefit

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARY from the Advisor's acquisition expertise and more effectively enhance stockholder value through the continued expansion of the Company's Property portfolio.

   During the period October 1, 1998 through November 2, 1998, the Company received subscription proceeds for an additional 5,876,665 shares ($58,766,648) of common stock.

   On October 1, 1998 and November 1, 1998, the Company declared distributions of $4,015,395 and $4,303,336, respectively, or $0.06354 per share of common stock, payable in December 1998 to stockholders of record on October 1, 1998 and November 1, 1998, respectively.

   During the period October 1, 1998 through November 2, 1998, the Company acquired five Properties (one of which is under construction) for cash at a total cost of approximately $3,439,000. In connection with the purchase of each of the five Properties, the Company, as lessor, entered into a long-term lease agreement. The building under construction is expected to be operational by April 1999.

                       Report of Independent Accountants

To the Board of Directors
CNL American Properties Fund, Inc.

   We have audited the accompanying consolidated balance sheets of CNL American Properties Fund, Inc. (a Maryland corporation) and its subsidiary as of December 31, 1997 and 1996, and the related consolidated statements of earnings, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of CNL American Properties Fund, Inc. and its subsidiary as of December 31, 1997 and 1996, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.

/s/ Coopers & Lybrand L.L.P.

Orlando, Florida
January 22, 1998

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARY

                          CONSOLIDATED BALANCE SHEETS

                                                          December 31,
                                                    --------------------------
                                                        1997          1996
                                                    ------------  ------------
                      ASSETS
Land and buildings on operating leases less
 accumulated depreciation.......................... $205,338,186  $ 60,243,146
Net investment in direct financing leases..........   47,613,595    15,204,972
Cash and cash equivalents..........................   47,586,777    42,450,088
Certificates of deposit............................    2,008,224           --
Receivables, less allowance for doubtful accounts
 of $99,964 and $2,857.............................      635,796       142,389
Notes receivable...................................   13,548,044           --
Mortgage notes receivable..........................   17,622,010    13,389,607
Accrued rental income..............................    1,772,261       422,076
Intangibles and other assets.......................    2,952,869     2,972,770
                                                    ------------  ------------
                                                    $339,077,762  $134,825,048
                                                    ============  ============
       LIABILITIES AND STOCKHOLDERS' EQUITY
Line of credit..................................... $  2,459,043  $  3,521,816
Accrued construction costs payable.................   10,978,211     6,587,573
Accounts payable and other accrued expenses........    1,060,497        79,817
Due to related parties.............................    1,524,294       997,084
Rents paid in advance..............................      517,428       118,900
Deferred rental income.............................      557,576       335,849
Other payables.....................................       56,878        28,281
                                                    ------------  ------------
    Total liabilities..............................   17,153,927    11,669,320
                                                    ------------  ------------
Minority interest..................................      285,734       288,301
                                                    ------------  ------------
Commitments (Note 13)
Stockholders' equity:
  Preferred stock, without par value. Authorized
   and unissued 3,000,000 shares...................          --            --
  Excess shares, $0.01 par value per share.
   Authorized and unissued 78,000,000 and
   23,000,000 shares, respectively.................          --            --
  Common stock, $0.01 par value per share.
   Authorized 75,000,000 and 20,000,000 shares,
   respectively, issued and outstanding 36,192,971
   and 13,944,715, respectively....................      361,930       139,447
Capital in excess of par value.....................  323,525,961   123,687,929
Accumulated distributions in excess of net
 earnings..........................................   (2,249,790)     (959,949)
                                                    ------------  ------------
    Total stockholders' equity.....................  321,638,101   122,867,427
                                                    ------------  ------------
                                                    $339,077,762  $134,825,048
                                                    ============  ============

          See accompanying notes to consolidated financial statements.

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARY

                      CONSOLIDATED STATEMENTS OF EARNINGS

                                               Year Ended December 31,
                                           ----------------------------------
                                              1997         1996       1995
                                           -----------  ----------  ---------
Revenues:
  Rental income from operating leases..... $12,457,200  $3,731,806  $ 510,841
  Earned income from direct financing
   leases.................................   3,033,415     625,492     28,935
  Interest income from mortgage notes
   receivable.............................   1,687,456   1,069,349        --
  Other interest income...................   2,254,375     773,404    118,859
  Other income............................      25,487       6,633        496
                                           -----------  ----------  ---------
                                            19,457,933   6,206,684    659,131
                                           -----------  ----------  ---------
Expenses:
  General operating and administrative....     944,763     542,564    134,759
  Professional services...................      65,962      58,976      8,119
  Asset and mortgage management fees to
   related party..........................     804,879     251,200     23,078
  State taxes.............................     251,358      56,184     20,189
  Depreciation and amortization...........   1,795,062     521,871    104,131
                                           -----------  ----------  ---------
                                             3,862,024   1,430,795    290,276
                                           -----------  ----------  ---------
Earnings before minority interest in
 income of consolidated joint venture.....  15,595,909   4,775,889    368,855
Minority Interest in Income of
 Consolidated Joint Venture...............     (31,453)    (29,927)       (76)
                                           -----------  ----------  ---------
Net Earnings.............................. $15,564,456  $4,745,962  $ 368,779
                                           ===========  ==========  =========
Earnings Per Share of Common Stock (Basic
 and Diluted)............................. $      0.66  $     0.59  $    0.19
                                           ===========  ==========  =========
Weighted Average Number of Shares of
 Common Stock Outstanding.................  23,423,868   8,071,670  1,898,350
                                           ===========  ==========  =========


          See accompanying notes to consolidated financial statements.

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARY

                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                  Years Ended December 31, 1997, 1996 and 1995

                             Common stock
                         --------------------  Capital in         Accumulated
                         Number of            excess of par     distributions in
                           shares   Par value     value      excess of net earnings    Total
                         ---------- --------- -------------  ---------------------- ------------
Balance at December 31,
 1994...................     20,000 $    200  $    199,800        $        --       $    200,000
 Subscriptions received
  for common stock
  through public
  offering and
  distribution
  reinvestment plan.....  3,845,416   38,454    38,415,704                 --         38,454,158
 Stock issuance costs...        --       --     (6,403,671)                --         (6,403,671)
 Net earnings...........        --       --            --              368,779           368,779
 Distributions declared
  ($0.31 per share).....        --       --            --             (638,618)         (638,618)
                         ---------- --------  ------------        ------------      ------------
Balance at December 31,
 1995...................  3,865,416   38,654    32,211,833            (269,839)       31,980,648
 Subscriptions received
  for common stock
  through public
  offering and
  distribution
  reinvestment plan..... 10,079,299  100,793   100,692,198                 --        100,792,991
 Stock issuance costs...        --       --     (9,216,102)                --         (9,216,102)
 Net earnings...........        --       --            --            4,745,962         4,745,962
 Distributions declared
  ($0.71 per share).....        --       --            --           (5,436,072)       (5,436,072)
                         ---------- --------  ------------        ------------      ------------
Balance at December 31,
 1996................... 13,944,715  139,447   123,687,929            (959,949)      122,867,427
 Subscriptions received
  for common stock
  through public
  offering and
  distribution
  reinvestment plan..... 22,248,256  222,483   222,260,077                 --        222,482,560
 Stock issuance costs...        --       --    (22,422,045)                --        (22,422,045)
 Net earnings...........        --       --            --           15,564,456        15,564,456
 Distributions declared
  ($0.74 per share).....        --       --            --          (16,854,297)      (16,854,297)
                         ---------- --------  ------------        ------------      ------------
 Balance at December 31,
  1997.................. 36,192,971 $361,930  $323,525,961        $ (2,249,790)     $321,638,101
                         ========== ========  ============        ============      ============

          See accompanying notes to consolidated financial statements.

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                              Year Ended December 31,
                                      -----------------------------------------
                                          1997           1996          1995
                                      -------------  ------------  ------------
Increase (Decrease) in Cash and Cash
 Equivalents:
 Cash Flows From Operating
  Activities:
 Cash received from tenants.........  $  15,440,803  $  4,543,506  $    492,488
 Cash paid for expenses.............     (1,903,876)     (928,001)     (113,384)
 Interest received..................      3,539,287     1,867,035       119,355
                                      -------------  ------------  ------------
  Net cash provided by operating
  activities........................     17,076,214     5,482,540       498,459
                                      -------------  ------------  ------------
Cash Flows From Investing
 Activities:
 Additions to land and buildings on
  operating leases..................   (143,542,667)  (36,104,148)  (18,835,969)
 Increase in net investment in
  direct financing leases...........    (39,155,974)  (13,372,621)   (1,364,960)
 Proceeds from sale of buildings and
  equipment under direct financing
  leases............................      7,251,510           --            --
 Investment in certificates of
  deposit...........................     (2,000,000)          --            --
 Investment in notes receivable.....    (12,521,401)          --            --
 Investment in mortgage notes
  receivable........................     (4,401,982)  (13,547,264)          --
 Collections on mortgage notes
  receivable........................        250,732       133,850           --
 Increase in intangibles and other
  assets............................            --     (1,103,896)     (628,142)
                                      -------------  ------------  ------------
  Net cash used in investing
  activities........................   (194,119,782)  (63,994,079)  (20,829,071)
                                      -------------  ------------  ------------
Cash Flows From Financing
 Activities:
 Reimbursement of acquisition,
  organization, deferred offering
  and stock issuance costs paid by
  related parties on behalf of the
  Company...........................     (2,857,352)     (939,798)   (2,500,056)
 Proceeds from borrowing on line of
  credit............................     19,721,804     3,666,896           --
 Payment on line of credit..........    (20,784,577)     (145,080)          --
 Contribution from minority interest
  of consolidated joint venture.....            --         97,419       200,000
 Subscriptions received from
  stockholders......................    222,482,560   100,792,991    38,454,158
 Distributions to minority
  interest..........................        (34,020)      (39,121)          --
 Distributions to stockholders......    (16,854,297)   (5,439,404)     (635,286)
 Payment of stock issuance costs....    (19,542,862)   (8,486,188)   (3,680,704)
 Other..............................         49,001       (54,533)          --
                                      -------------  ------------  ------------
  Net cash provided by financing
  activities........................    182,180,257    89,453,182    31,838,112
                                      -------------  ------------  ------------
Net Increase in Cash and Cash
 Equivalents........................      5,136,689    30,941,643    11,507,500
Cash and Cash Equivalents at
 Beginning of Year..................     42,450,088    11,508,445           945
                                      -------------  ------------  ------------
Cash and Cash Equivalents at End of
 Year...............................  $  47,586,777  $ 42,450,088  $ 11,508,445
                                      =============  ============  ============
Reconciliation of Net Earnings to
 Net Cash Provided by Operating
 Activities
Net earnings........................  $  15,564,456  $  4,745,962  $    368,779
                                      -------------  ------------  ------------
Adjustments to reconcile net
 earnings to net cash provided by
 operating activities:
 Depreciation.......................      1,784,268       511,078       100,318
 Amortization.......................         10,794        69,886         3,813
 Increase in receivables............       (905,339)     (160,984)      (44,749)
 Decrease in net investment in
  direct financing leases...........      1,130,095       259,740         1,078
 Increase in accrued rental income..     (1,350,185)     (382,934)      (39,142)
 Increase in intangibles and other
  assets............................         (6,869)       (4,293)       (8,090)
 Increase (decrease) in accounts
  payable and other accrued
  expenses..........................        153,223        (2,896)       38,461
 Increase (decrease) in due to
  related parties, excluding
  reimbursement of acquisition,
  organization, deferred offering
  and stock issuance costs paid on
  behalf of the Company.............         15,466       (30,929)       42,868
 Increase in rents paid in advance..        398,528        93,549        25,351
 Increase in deferred rental
  income............................        221,727       335,849           --
 Increase in other payables.........         28,597        18,585         9,696
 Increase in minority interest......         31,453        29,927            76
                                      -------------  ------------  ------------
  Total adjustments.................      1,511,758       736,578       129,680
                                      -------------  ------------  ------------
Net Cash Provided by Operating
 Activities.........................  $  17,076,214  $  5,482,540  $    498,459
Supplemental Schedule of Non-Cash
 Investing and Financing Activities:
Related parties paid certain
 acquisition, organization, deferred
 offering and stock issuance costs
 on behalf of the Company as
 follows:
 Acquisition costs..................  $     514,908  $    206,103  $    131,629
 Organization costs.................            --            --         20,000
 Deferred offering costs............            --        466,405           --
 Stock issuance costs...............      2,351,244       338,212     2,084,145
                                      -------------  ------------  ------------
                                      $   2,866,152  $  1,010,720  $  2,235,774
                                      =============  ============  ============

          See accompanying notes to consolidated financial statements.

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                  Years Ended December 31, 1997, 1996 and 1995

1. Significant Accounting Policies

   Organization and Nature of Business--CNL American Properties Fund, Inc. (the "Company") was organized in Maryland on May 2, 1994, primarily for the purpose of acquiring, directly or indirectly through joint venture or co-tenancy arrangements, restaurant properties (the "Properties") to be leased on a long-term, triple-net basis to operators of certain national and regional fast-food, family-style and casual dining restaurant chains. The Company also provides financing (the "Mortgage Loans") for the purchase of buildings, generally by tenants that lease the underlying land from the Company. In addition, the Company offers furniture, fixtures and equipment financing through leases or loans ("Secured Equipment Leases") to operators of restaurant chains.

   The Company was a development stage enterprise from May 2, 1994 through June 1, 1995. Since operations had not begun, activities through June 1, 1995, were devoted to organization of the Company.

   Principles of Consolidation--The Company accounts for its 85.47% interest in CNL/Corral South Joint Venture using the consolidation method. Minority interest represents the minority joint venture partner's proportionate share of the equity in the Company's consolidated joint venture. All significant intercompany accounts and transactions have been eliminated.

   Real Estate and Lease Accounting--The Company records the acquisition of land, buildings and equipment at cost, including acquisition and closing costs. In addition, interest costs incurred during construction are capitalized in accordance with accounting standards. Land and buildings are leased to unrelated third parties on a triple-net basis, whereby the tenant is generally responsible for all operating expenses relating to the Property, including property taxes, insurance, maintenance and repairs. In addition, the Company offers equipment financing through leases or loans. The Property leases are accounted for using either the direct financing or the operating method. The Secured Equipment Leases are accounted for using the direct financing method. Such methods are described below:

     Direct financing method--The leases accounted for using the direct financing method are recorded at their net investment (which at the inception of the lease generally represents the cost of the asset) (Note
  5). Unearned income is deferred and amortized to income over the lease terms so as to produce a constant periodic rate of return on the Company's net investment in the leases.

     Operating method--Land and building leases accounted for using the operating method are recorded at cost, revenue is recognized as rentals are earned and depreciation is charged to operations as incurred. Buildings are depreciated on the straight-line method over their estimated useful lives of 30 years. When scheduled rentals (including rental payments, if any, required during the construction of a Property) vary during the lease term, income is recognized on a straight-line basis so as to produce a constant periodic rent over the lease term commencing on the date the Property is placed in service.

     Accrued rental income represents the aggregate amount of income recognized on a straight-line basis in excess of scheduled rental payments to date. In contrast, deferred rental income represents the aggregate amount of scheduled rental payments to date (including rental payments due during construction and prior to the Property being placed in service) in excess of income recognized on a straight-line basis over the lease term commencing on the date the Property is placed in service.

     When the Properties or equipment are sold, the related cost and accumulated depreciation for operating leases and the net investment for direct financing leases, plus any accrued rental income or deferred rental income, will be removed from the accounts and any gains or losses from sales will be reflected in income. Management reviews its Properties for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through operations.

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARY

  Management determines whether an impairment in value has occurred by comparing the estimated future undiscounted cash flows, including the residual value of the Property, with the carrying cost of the individual Property. If an impairment is indicated, the assets are adjusted to their fair value.

     Mortgage Loans--The Company accounts for loan origination fees and costs incurred in connection with Mortgage Loans in accordance with Statement of Financial Accounting Standards No. 91, "Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases". This statement requires the deferral of loan origination fees and the capitalization of direct loan costs. The costs capitalized, net of the fees deferred, are amortized to interest income as an adjustment of yield over the life of the loans. The unpaid principal and accrued interest on the Mortgage Loans, plus the unamortized balance of such fees and costs are included in mortgage notes receivable (see Note 7).

     Cash and Cash Equivalents--The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents consist of demand deposits at commercial banks, money market funds (some of which are backed by government securities) and certificates of deposit (with maturities of three months or less when purchased). Cash equivalents are stated at cost plus accrued interest, which approximates market value.

     Cash accounts maintained on behalf of the Company in demand deposits at commercial banks, money market funds and certificates of deposit may exceed federally insured levels; however, the Company has not experienced any losses in such accounts. The Company limits investment of temporary cash investments to financial institutions with high credit standing; therefore, management believes it is not exposed to any significant credit risk on cash and cash equivalents.

     Organization Costs--Organization costs are amortized over five years using the straight-line method and are included in intangibles and other assets. For the years ended December 31, 1997 and 1996, accumulated amortization of $10,318 and $6,318, respectively, was recorded.

     Loan Costs--Loan costs incurred in connection with the Company's $35,000,000 line of credit have been capitalized and are being amortized over the term of the loan commitment using the effective interest method. Income or expense associated with interest rate swap agreements related to the line of credit is recognized on the accrual basis as earned or incurred through an adjustment to interest expense. Loan costs are included in intangibles and other assets. As of December 31, 1997 and 1996, the Company had aggregate gross loan costs of $100,634 and $54,533, respectively. For the years ended December 31, 1997 and 1996, accumulated amortization of $61,783 and $22,034, respectively, was recorded.

     Income Taxes--The Company has made an election to be taxed as a real estate investment trust ("REIT") under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, and related regulations. The Company generally will not be subject to federal corporate income taxes on amounts distributed to stockholders, providing it distributes at least 95 percent of its REIT taxable income and meets certain other requirements for qualifying as a REIT. Accordingly, no provision for federal income taxes has been made in the accompanying consolidated financial statements. Notwithstanding the Company's qualification for taxation as a REIT, the Company is subject to certain state taxes on its income and property.

     Earnings Per Share--Basic earnings per share are calculated based upon net earnings (income available to common stockholders) divided by the weighted average number of shares of common stock outstanding during the reporting period. The Company does not have any dilutive potential common shares.

     Use of Estimates--Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARY

   Reclassification--Certain items in the prior years' financial statements have been reclassified to conform with the 1997 presentation. These reclassifications had no effect on stockholders' equity or net earnings.

   New Accounting Standards--In February 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 128, "Earnings Per Share". The statement, which is effective for fiscal years ending after December 15, 1997, provides for a revised computation of earnings per share (see Earnings Per Share). Adoption of this standard had no material effect on the Company's financial position or results of operations.

   In February 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 129, "Disclosure of Information about Capital Structure". The statement, which is effective for fiscal years ending after December 15, 1997, provides for disclosure of the Company's capital structure. At this time, the Company's Board of Directors has not determined the relative rights, preferences, and privileges of each class or series of preferred stock authorized. Since the Company has not issued preferred shares, the disclosures to this standard are not applicable.

   In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 130 "Reporting Comprehensive Income". The statement, which is effective for fiscal years beginning after December 15, 1997, requires the reporting of net earnings and all other changes to equity during the period, except those resulting from investments by owners and distributions to owners, in a separate statement that begins with net earnings. Currently, the Company's only component of comprehensive income is its net earnings. The Company does not believe that adoption of this standard will have a material effect on the Company's financial position or results of operations.

2. Public Offering

     The Company has a currently effective registration statement on Form S-11 with the Securities and Exchange Commission for the sale of 27,500,000 shares ($275,000,000) of common stock (the "1997 Offering"). Of the 27,500,000 shares of common stock, the Company has registered, 2,500,000 shares ($25,000,000) are available only to stockholders who elect to participate in the Company's reinvestment plan. The Company has adopted a reinvestment plan pursuant to which stockholders may elect to have the full amount of their cash distributions from the Company reinvested in additional shares of common stock of the Company. Prior to the 1997 Offering, the Company received proceeds from its initial offering (the "Initial Offering"), of $150,591,765 (15,059,177 shares), including $591,765 (59,177 shares) issued pursuant to the Company's reinvestment plan. As of December 31, 1997, the Company had received aggregate subscription proceeds from its Initial Offering and 1997 Offering of $361,729,709 (36,172,971 shares), including $2,464,413 (246,441 shares) issued through the reinvestment plan.

     On October 10, 1997, the Company filed a registration statement with the Securities and Exchange Commission in connection with the proposed sale by the Company of up to 34,500,000 shares of common stock (the "1998 Offering") in an offering expected to commence immediately following the completion of the Company's 1997 Offering. Of the 34,500,000 shares of common stock to be offered, 2,000,000 will be available only to stockholders purchasing shares through the reinvestment plan. The price per share and the other terms of the 1998 Offering, including the percentage of gross proceeds payable to the managing dealer for selling commissions and expenses in connection with the offering, payable to the advisor for acquisition fees and acquisition expenses and reimbursable to the advisor for offering expenses, will be the same as those for the Company's 1997 Offering. Net proceeds from the 1998 Offering will be invested in additional Properties and Mortgage Loans.

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARY

3. Leases

   The Company leases its land, buildings and equipment to operators of national and regional fast-food, family-style and casual dining restaurants. The leases are accounted for under the provisions of Statement of Financial Accounting Standards No. 13, "Accounting for Leases". For Property leases classified as direct financing leases, the building portions of the majority of the leases are accounted for as direct financing leases while the land portions of these leases are accounted for as operating leases. Substantially all Property leases have initial terms of 15 to 20 years (expiring between 2006 and 2017) and provide for minimum rentals. In addition, the majority of the Property leases provide for contingent rentals and/or scheduled rent increases over the terms of the leases. Each tenant also pays all property taxes and assessments, fully maintains the interior and exterior of the building and carries insurance coverage for public liability, property damage, fire and extended coverage. The lease options for the Property leases generally allow tenants to renew the leases for two to four successive five-year periods subject to the same terms and conditions as the initial lease. Most leases also allow the tenant to purchase the Property at the greater of the Company's purchase price plus a specified percentage of such purchase price or fair market value after a specified portion of the lease has elapsed.

   The Secured Equipment Leases recorded as direct financing leases as of December 31, 1997 provide for minimum rentals payable monthly and have lease terms ranging from four to seven years. The Secured Equipment Leases generally include an option for the lessee to acquire the equipment at the end of the lease term for a nominal fee.

4. Land and Buildings on Operating Leases

   Land and buildings on operating leases consisted of the following at December 31:

                                                          1997         1996
                                                      ------------  -----------
   Land.............................................. $106,616,360  $33,850,436
   Buildings.........................................   95,518,149   24,152,610
                                                      ------------  -----------
                                                       202,134,509   58,003,046
   Less accumulated depreciation.....................   (2,395,665)    (611,396)
                                                      ------------  -----------
                                                       199,738,844   57,391,650
   Construction in progress..........................    5,599,342    2,851,496
                                                      ------------  -----------
                                                      $205,338,186  $60,243,146
                                                      ============  ===========

   Some leases provide for scheduled rent increases throughout the lease term and/or rental payments during the construction of a Property prior to the date it is placed in service. Such amounts are recognized on a straight-line basis over the terms of the leases commencing on the date the Property is placed in service. For the years ended December 31, 1997, 1996 and 1995, the Company recognized $1,941,054, $517,067 and $39,142, respectively, of such rental income.

   During 1997, the Company sold five of its Properties and the equipment relating to two Secured Equipment Leases to tenants. The Company received net proceeds of approximately $7,252,000, which were equal to the carrying value of the Properties and the net investment in the direct financing leases for the equipment at the time of the sales. As a result, no gain or loss was recognized for financial reporting purposes. The Company used the net sales proceeds relating to the sale of the equipment to repay amounts previously advanced under its line of credit (see Note 8). The Company reinvested the proceeds from the sale of Properties in additional Properties.

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARY

   The following is a schedule of future minimum lease payments to be received on the noncancellable operating leases at December 31, 1997:

   1998............................................................ $ 18,891,310
   1999............................................................   18,931,518
   2000............................................................   18,960,643
   2001............................................................   19,187,537
   2002............................................................   19,982,822
   Thereafter......................................................  265,518,312
                                                                    ------------
                                                                    $361,472,142
                                                                    ============

   Since lease renewal periods are exercisable at the option of the tenant, the above table only presents future minimum lease payments due during the initial lease terms. In addition, this table does not include any amounts for future contingent rentals which may be received on the leases based on a percentage of the tenant's gross sales. These amounts also do not include minimum lease payments that will become due when Properties under development are completed (see Note 13).

5. Net Investment in Direct Financing Leases

   The following lists the components of net investment in direct financing leases at December 31:

                                                         1997          1996
                                                     ------------  ------------
   Minimum lease payments receivable................ $ 98,121,853  $ 30,162,465
   Estimated residual values........................    6,889,570     1,346,332
   Secured equipment lease interest receivable......       67,614        18,286
   Less unearned income.............................  (57,465,442)  (16,322,111)
                                                     ------------  ------------
   Net investment in direct financing leases........ $ 47,613,595  $ 15,204,972
                                                     ============  ============

   The following is a schedule of future minimum lease payments to be received on direct financing leases at December 31, 1997:

   1998.............................................................   6,820,081
   1999.............................................................   6,820,081
   2000.............................................................   6,872,134
   2001.............................................................   6,644,067
   2002.............................................................   6,546,936
   Thereafter.......................................................  64,418,554
                                                                     -----------
                                                                     $98,121,853
                                                                     ===========

   The above table does not include future minimum lease payments for renewal periods or for contingent rental payments that may become due in future periods (see Note 4).

6. Notes Receivable

   In October 1997, the Company entered into two promissory notes with a borrower for equipment financing, totalling $13,225,000 which are collateralized by restaurant equipment. The promissory notes bear interest at a rate of ten percent per annum and will be collected in 84 equal monthly installments totalling $219,550 beginning January 1, 1998. At December 31, 1997, the Company had advanced $12,521,400 to the

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARY borrower and had a remaining balance to fund of $703,600 (included in accounts payable and other accrued expenses at December 31, 1997). Notes receivable at December 31, 1997, include accrued interest of $323,044.

   Management believes that the estimated fair value of notes receivable at December 31, 1997 approximated the outstanding principal amount based on estimated current rates at which similar loans would be made to borrowers with similar credit and for similar maturities.

7. Mortgage Notes Receivable

   During 1996, in connection with the acquisition of land for 35 Pizza Hut restaurants, the Company accepted three promissory notes in the aggregate principal sum of $12,847,000, collateralized by mortgages on the buildings on the 35 Pizza Hut Properties. The promissory notes bear interest at a rate of 10.75% per annum and are being collected in 240 equal monthly installments totalling $130,426.

   During 1997, in connection with the acquisition of land for nine Pizza Hut restaurants, the Company accepted a promissory note in the principal sum of $4,200,000, collateralized by a mortgage on the buildings on the nine Pizza Hut Properties and two additional Pizza Hut buildings. The promissory note bears interest at a rate of 10.5% per annum and is being collected in 240 equal monthly installments of $41,943.

   Mortgage notes receivable consisted of the following at December 31:

                                                          1997         1996
                                                       -----------  -----------
   Outstanding principal.............................. $16,662,418  $12,713,151
   Accrued interest income............................     118,887       35,285
   Deferred financing income..........................     (85,448)     (46,268)
   Unamortized loan costs.............................     926,153      687,439
                                                       -----------  -----------
                                                       $17,622,010  $13,389,607
                                                       ===========  ===========

   Management believes that the estimated fair value of mortgage notes receivable at December 31, 1997 and 1996 approximated the outstanding principal amount based on estimated current rates at which similar loans would be made to borrowers with similar credit and for similar maturities.

8. Line of Credit

   In March 1996, the Company entered into a line of credit and security agreement with a bank, the proceeds of which were to be used by the Company to offer Secured Equipment Leases. The line of credit provided that the Company would be able to receive advances of up to $15,000,000 until March 4, 1998. Generally, all advances under the line of credit bore interest at either (i) a rate per annum equal to 215 basis points above the Reserve Adjusted LIBOR Rate (as defined in the line of credit) or (ii) a rate per annum equal to the bank's prime rate, whichever the Company selected at the time advances were made. As a condition of obtaining the line of credit, the Company agreed to grant to the bank a first security interest in the Secured Equipment Leases.

   In August 1997, the Company's $15,000,000 line of credit was amended and restated to enable the Company to receive advances on a revolving $35,000,000 uncollateralized line of credit (the "Line of Credit") to provide equipment financing, to purchase and develop Properties and to fund Mortgage Loans. The advances bear interest at a rate of LIBOR plus 1.65% or the bank's prime rate, whichever the Company selects at the time of borrowing. Interest only is repayable monthly until July 31, 1999, at which time all remaining interest and principal shall be due. The Line of Credit provides for two one-year renewal options.

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARY

   During the years ended December 31, 1997 and 1996, the Company obtained advances totalling $19,721,804 and $3,666,896, respectively, under the Line of Credit and made principal payments totalling $20,784,577 and $145,080, respectively. As of December 31, 1997 and 1996, $2,459,043 and $3,521,816,
respectively, of principal was outstanding relating to the Line of Credit, plus $14,430 and $13,164, respectively, of accrued interest. As of December 31, 1997, the interest rate on amounts outstanding under the Line of Credit was 7.373% (LIBOR plus 1.65%). As of December 31, 1996, the interest rate on amounts outstanding under the Line of Credit ranged from 7.71% to 7.82% (215 basis points above the Reserve Adjusted LIBOR Rate). The Company believes, based on current terms, that the carrying value of its note payable at December 31, 1997 and 1996 approximated fair value. The terms of the Line of Credit include financial covenants which provide for the maintenance of certain financial ratios. The Company was in compliance with such covenants as of December 31, 1997.

   During 1996, the Company entered into interest rate swap agreements with a commercial bank to reduce the impact of changes in interest rates on its floating rate long-term debt. The agreements effectively change the Company's interest rate exposure on notional amounts totalling approximately $2,110,000 of the outstanding floating rate notes to fixed rates ranging from 8.75% to nine percent per annum. The notional amounts of the interest rate swap agreements amortize over the period of the agreements which approximate the term of the related notes. As of December 31, 1997, the notional balance was approximately $1,750,000. The Company is exposed to credit loss in the event of nonperformance by the other party to the interest rate swap agreements; however, the Company does not anticipate nonperformance by the counterparty. Management does not believe the impact of any payments of a termination penalty, in the event the Company determines to terminate the swap agreements prior to the end of their respective terms, would be material to the Company's financial position or results of operations.

   Interest costs (including amortization of loan costs) incurred for the years ended December 31, 1997 and 1996, were $544,788 and $127,012, respectively, all of which were capitalized as part of the cost of buildings under construction. For the years ended December 31, 1997, and 1996, the Company paid interest of $502,680 and $91,757, respectively. No interest was paid during the year ended December 31, 1995.

9. Stock Issuance Costs

   The Company has incurred certain expenses in connection with the public offerings of its shares, including commissions, marketing support and due diligence expense reimbursement fees, filing fees, legal, accounting, printing and escrow fees, which have been deducted from the gross proceeds of the offerings. CNL Fund Advisors, Inc. (the "Advisor") has agreed to pay all organizational and offering expenses (excluding commissions and marketing support and due diligence expense reimbursement fees) which exceed three percent of the gross offering proceeds received from the sale of shares of the Company.

   During the years ended December 31, 1997, 1996 and 1995, the Company incurred $22,422,045, $9,216,102 and $6,423,671, respectively, in organizational and offering costs, including $17,798,605, $8,063,439 and $3,076,333, respectively, in commissions and marketing support and due diligence expense reimbursement fees (see Note 11). Of these amounts, as of December 31, 1997, 1996 and 1995, $38,041,818, $15,619,773 and $6,403,671,
respectively, have been treated as stock issuance costs and $20,000 has been treated as organization costs. The stock issuance costs have been charged to stockholders' equity subject to the three percent cap described above.

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARY

10. Distributions

   For the years ended December 31, 1997, 1996 and 1995, 93.33%, 90.25% and 59.82%, respectively, of the distributions received by stockholders were considered to be ordinary income and 6.67%, 9.75% and 40.18%, respectively, were considered a return of capital for federal income tax purposes. No amounts distributed to stockholders for the years ended December 31, 1997, 1996 and 1995 are required to be or have been treated by the Company as a return of capital for purposes of calculating the stockholders' return on their invested capital.

11. Related Party Transactions

   Certain directors and officers of the Company hold similar positions with the Advisor and the managing dealer of the Company's common stock offerings, CNL Securities Corp.

   CNL Securities Corp. is entitled to receive selling commissions amounting to 7.5% of the total amount raised from the sale of shares for services in connection with the offering of shares, a substantial portion of which has been or will be paid as commissions to other broker dealers. During the years ended December 31, 1997, 1996 and 1995, the Company incurred $16,686,192, $7,559,474 and $2,884,062, respectively, of such fees, of which approximately $15,563,500, $7,059,000 and $2,682,000, respectively, were or will be paid by CNL Securities Corp. as commissions to other broker-dealers.

   In addition, CNL Securities Corp. is entitled to receive a marketing support and due diligence expense reimbursement fee equal to 0.5% of the total amount raised from the sale of shares, a portion of which may be reallowed to other broker-dealers. During the years ended December 31, 1997, 1996 and 1995, the Company incurred $1,112,413, $503,965 and $192,271, respectively, of such fees, the majority of which were reallowed to other broker-dealers and from which all bona fide due diligence expenses were paid.

   CNL Securities Corp. will also receive, in connection with each common stock offering, a soliciting dealer servicing fee payable annually by the Company beginning on December 31 of the year following the year in which the offering terminates in the amount of 0.20% of the stockholders' investment in the Company. CNL Securities Corp. in turn may reallow all or a portion of such fee to soliciting dealers whose clients purchased shares in such offering held shares on such date. As of December 31, 1997, no such fees had been incurred.

   The Advisor is entitled to receive acquisition fees for services in identifying the Properties and structuring the terms of the acquisition and leases of the Properties and structuring the terms of the Mortgage Loans equal to 4.5% of the total amount raised from the sale of shares. During the years ended December 31, 1997, 1996 and 1995, the Company incurred $10,011,715, $4,535,685 and $1,730,437, respectively, of such fees. Such fees are included in land and buildings on operating leases, net investment in direct financing leases, mortgage notes receivable and other assets.

   In connection with the acquisition of Properties that are being or have been constructed or renovated by affiliates, subject to approval by the Company's Board of Directors, the Company may incur development/ construction management fees, payable to affiliates of the Company. Such fees are included in the purchase price of the Properties and are therefore included in the basis on which the Company charges rent on the Properties. During the years ended December 31, 1997 and 1996, the Company incurred $369,570 and $159,350, respectively, of such amounts relating to six and three Properties, respectively. No such amounts were incurred for the year ended December 31, 1995.

   For negotiating Secured Equipment Leases and supervising the Secured Equipment Lease program, the Advisor is entitled to receive a one-time secured equipment lease servicing fee of two percent of the purchase price of the equipment that is the subject of a Secured Equipment Lease. During the years ended December 31,

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARY

1997 and 1996, the Company incurred $366,865 and $70,070, respectively, in Secured Equipment Lease servicing fees. No such amounts were incurred for the year ended December 31, 1995.

   The Company and the Advisor have entered into an advisory agreement pursuant to which the Advisor will receive a monthly asset and mortgage management fee of one-twelfth of 0.60% of the Company's real estate asset value and the outstanding principal balance of the Mortgage Loans as of the end of the proceeding month. The management fee, which will not exceed fees which are competitive for similar services in the same geographic area, may or may not be taken, in whole or in part as to any year, in the sole discretion of the Advisor. All or any portion of the management fee not taken as to any fiscal year shall be deferred without interest and may be taken in such other fiscal year as the Advisor shall determine. During the years ended December 31, 1997, 1996 and 1995, the Company incurred $881,668, $278,902 and $27,950 respectively, of such fees, $76,789, $27,702 and $4,872, respectively, of which has been capitalized as part of the cost of buildings for Properties that have been or are being constructed.

   Prior to such time, if any, as shares of the Company's common stock are listed on a national securities exchange or over-the-counter market, the Advisor is entitled to receive a deferred, subordinated real estate disposition fee, payable upon the sale of one or more Properties based on the lesser of one-half of a competitive real estate commission or three percent of the sales price if the Advisor provides a substantial amount of services in connection with the sale. However, if the sales proceeds are reinvested in a replacement property, no such real estate disposition fees will be incurred until such replacement property is sold and the net sales proceeds are distributed. The real estate disposition fee is payable only after the stockholders receive distributions equal to the sum of an annual, aggregate, cumulative, noncompounded eight percent return on their invested capital ("Stockholders' 8% Return") plus their aggregate invested capital. No deferred, subordinated real estate disposition fees have been incurred to date.

   A subordinated share of net sales proceeds will be paid to the Advisor upon the sale of Company assets in an amount equal to ten percent of net sales proceeds. However, if net sales proceeds are reinvested in replacement properties or replacement Secured Equipment Leases, no such share of net sales proceeds will be paid to the Advisor until such replacement property or Secured Equipment Lease is sold. This amount will be paid only after the stockholders receive distributions equal to the sum of the stockholders' aggregate invested capital and the Stockholders' 8% Return. As of December 31, 1997, no such payments have been made to the Advisor.

   The Advisor and its affiliates provide accounting and administrative services to the Company on a day-to-day basis as well as services in connection with the offering of shares. For the years ended December 31, 1997, 1996 and 1995, expenses incurred for these services were classified as follows:

                                                   1997       1996      1995
                                                ---------- ---------- --------
   Stock issuance costs........................ $1,676,226 $  769,225 $714,674
   General operating and administrative
    expenses...................................    556,240    334,603   68,016
                                                ---------- ---------- --------
                                                $2,232,466 $1,103,828 $782,690
                                                ========== ========== ========

   During the years ended December 31, 1997, 1996 and 1995, the Company acquired five, four and nine Properties, respectively, for approximately $5,450,000, $2,610,000 and $6,621,000, respectively, from affiliates of the Company. The affiliates had purchased and temporarily held title to these Properties in order to facilitate the acquisition of the Properties by the Company. Each Property was acquired at a cost no greater than the lesser of the cost of the Property to the affiliate, including carrying costs, or the Property's appraised value.

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARY

   The due to related parties consisted of the following at December 31:

                                                              1997      1996
                                                           ---------- --------
   Due to the Advisor:
     Expenditures incurred on behalf of the Company and
      accounting and administrative services.............. $  126,205 $199,068
     Acquisition fee......................................    386,972  383,210
                                                           ---------- --------
                                                              513,177  582,278
                                                           ---------- --------
   Due to CNL Securities Corp.:
     Commissions..........................................    940,520  372,227
     Marketing support and due diligence expense
      reimbursement fees..................................     63,097   42,579
                                                           ---------- --------
                                                            1,003,617  414,806
                                                           ---------- --------
   Due to other affiliates................................      7,500      --
                                                           ---------- --------
                                                           $1,524,294 $997,084
                                                           ========== ========

12. Concentration of Credit Risk

   The following schedule presents rental, earned and interest income from individual lessees or borrowers, or affiliated groups of lessees or borrowers, each representing more than ten percent of the Company's total rental, earned income and interest income from its Properties, Mortgage Loans and Secured Equipment Leases for at least one of the years ended December 31:

                                                    1997       1996      1995
                                                 ---------- ---------- --------
   Castle Hill Holdings V, L.L.C.,
    Castle Hill Holdings VI, L.L.C. and
    Castle Hill Holdings VII, L.L.C............. $2,636,004 $1,699,986 $    --
   Foodmaker, Inc...............................  1,980,338    346,179   66,813
   Houlihan's Restaurants, Inc..................  1,847,574        --       --
   DenAmerica Corp..............................  1,120,534    420,810   66,595
   Golden Corral Corporation....................  1,064,801    577,003  212,406
   Northstar Restaurants, Inc...................    328,914    329,117   73,219
   Roasters Corp................................     47,264    187,609   82,136

   In addition, the following schedule presents total rental, earned, and interest income from individual restaurant chains, each representing more than ten percent of the Company's total rental, earned income and interest income from its Properties, Mortgage Loans and Secured Equipment Leases and financing for at least one of the years ended December 31:

                                                   1997       1996      1995
                                                ---------- ---------- --------
   Pizza Hut................................... $2,636,004 $1,699,986 $    --
   Golden Corral Family Steakhouse
    Restaurants................................  2,531,941  1,459,349  212,406
   Boston Market...............................  2,338,949    547,590   73,219
   Jack in the Box.............................  1,980,338    346,179   66,813
   Denny's.....................................    931,752    420,810   66,595
   Kenny Rogers' Roasters......................     47,264    187,609   82,136

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARY

   Although the Company's Properties are geographically diverse throughout the United States and the Company's lessees and borrowers operate a variety of restaurant concepts, failure of any one of these restaurant chains or any one of these lessees or borrowers that contributes more than ten percent of the Company's rental, earned income and interest income could significantly impact the results of operations of the Company. However, management believes that the risk of such a default is reduced due to the essential or important nature of these Properties for the on-going operations of the lessees and borrowers.

13. Commitments

   The Company has entered into various development agreements with tenants which provide terms and specifications for the construction of buildings the tenants have agreed to lease. The agreements provide a maximum amount of development costs (including the purchase price of the land and closing costs) to be paid by the Company. The aggregate maximum development costs the Company has agreed to pay are approximately $14,495,000, of which approximately $10,202,000 in land and other costs had been incurred as of December 31, 1997. The buildings currently under construction are expected to be operational by June 1998. In connection with the purchase of each Property, the Company, as lessor, entered into a long-term lease agreement. The general terms of the lease agreements are substantially the same as those described in Note 3.

14. Subsequent Events

   During the period January 1, 1998 through January 22, 1998, the Company received subscription proceeds for an additional 1,231,779 shares ($12,317,791) of common stock.

   On January 1, 1998, the Company declared distributions of $2,299,701 or $.06354 per share of common stock, payable on March 23, 1998, to stockholders of record on January 1, 1998.

   During the period January 1, 1998 through January 22, 1998, the Company acquired two Properties (both on which restaurants are being constructed) for cash at a total cost of approximately $1,067,000. The buildings under construction are expected to be operational by July 1998. In connection with the purchase of each Property, the Company as lessor, has entered into a long-term, triple-net lease agreement.

                            CNL FUND ADVISORS, INC.

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Independent Auditor's Report.............................................. F-33

Financial Statements
  Consolidated Balance Sheet--As of June 30, 1998......................... F-34
  Consolidated Statement of Income--For the Year Ended June 30, 1998...... F-35
  Consolidated Statement of Stockholders' Equity--For the Year ended June
   30, 1998............................................................... F-36
  Notes to Consolidated Financial Statements--For the Year ended June 30,
   1998................................................................... F-38

                          INDEPENDENT AUDITOR'S REPORT

To the Stockholders
CNL Fund Advisors, Inc.
Orlando, Florida

   We have audited the accompanying consolidated balance sheet of CNL Fund Advisors, Inc. and Subsidiary as of June 30, 1998, and the related consolidated statement of income, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of CNL Fund Advisors, Inc.'s management. Our responsibility is to express an opinion on these financial statements based on our audit.

   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of CNL Fund Advisors, Inc. and Subsidiary as of June 30, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ McDirmit, Davis, Lauteria, Puckett,
Vogel & Company, P.A.

October 27, 1998,
except for Note 4, as to which
the date is December 31, 1998

                     CNL FUND ADVISORS, INC. AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEET

                                 June 30, 1998

                               ASSETS
Current Assets:
  Cash and cash equivalents......................................... $  254,569
  Accounts receivable--Related parties..............................  6,031,010
  Notes receivable..................................................    340,000
                                                                     ----------
      Total current assets..........................................  6,625,579
Investments and Other Assets........................................    227,454
Office Furnishings and Equipment....................................    173,553
                                                                     ----------
                                                                     $7,026,586
                                                                     ==========
                LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Accounts payable.................................................. $1,247,197
  Dividends payable.................................................  2,220,000
  Current portion of notes payable--Related party...................     67,620
                                                                     ----------
      Total current liabilities.....................................  3,534,817
Long-Term Indebtedness:
  Notes payable--Related party......................................    145,927
Amounts Due Under Deferred Agreements...............................     27,454
                                                                     ----------
      Total liabilities and deferred expenses.......................  3,708,198
                                                                     ----------
Stockholders' Equity:
  Capital Stock:
    Class A Common Stock--Authorized 10,000 shares; par value $1.00
     per share; issued and outstanding 6,400........................      6,400
    Class B Common Stock--Authorized 5,000 shares; par value $1.00
     per share; issued and outstanding 3,400 shares                       3,400
  Additional paid-in capital........................................  3,308,575
  Retained earnings.................................................         13
                                                                     ----------
      Total stockholders' equity....................................  3,318,388
                                                                     ----------
                                                                     $7,026,586
                                                                     ==========

  The Notes to Consolidated Financial Statements are an integral part of this statement.

                     CNL FUND ADVISORS, INC. AND SUBSIDIARY

                        CONSOLIDATED STATEMENT OF INCOME

                            Year Ended June 30, 1998

Revenues:
  Fees............................................................ $19,954,188
  Other income....................................................     227,597
                                                                   -----------
    Total revenues................................................  20,181,785
                                                                   -----------
Expenses:
  Salaries........................................................   3,698,192
  General and administrative......................................   4,069,811
                                                                   -----------
    Total expenses................................................   7,768,003
                                                                   -----------
Income Before Provision for Income Taxes and Cumulative Effect of
 a Change in Accounting for Start-up Costs........................  12,413,782
Provision for Income Taxes........................................   4,903,444
                                                                   -----------
Net Income Before Cumulative Effect of a Change in Accounting for
 Start-up Costs...................................................   7,510,338
Cumulative Effect of a Change in Accounting for Start-up Costs,
 Net of Income Taxes of $24,617...................................      39,237
                                                                   -----------
Net Income........................................................ $ 7,471,101
                                                                   ===========


  The Notes to Consolidated Financial Statements are an integral part of this statement.

                     CNL FUND ADVISORS, INC. AND SUBSIDIARY

                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

                            Year Ended June 30, 1998

                           Class A Class B Additional
                           Common  Common   Paid-In     Retained
                            Stock   Stock   Capital     Earnings      Total
                           ------- ------- ----------  ----------  -----------
Balance, June 30, 1997.... $1,000  $  --   $1,914,915  $  960,478  $ 2,876,393
 Net income for the year
  ended June 30, 1998.....    --      --          --    7,471,101    7,471,101
 Dividends to parent......    --      --          --   (8,431,566)  (8,431,566)
 Stock split (Note 2).....  5,400     --       (5,400)        --           --
 Issuance of common
  stock--Class B
  (Note 1)................          3,400     336,600         --       340,000
 Contributions to
  capital.................    --      --    1,062,460         --     1,062,460
                           ------  ------  ----------  ----------  -----------
Balance, June 30, 1998.... $6,400  $3,400  $3,308,575  $       13  $ 3,318,388
                           ======  ======  ==========  ==========  ===========



  The Notes to Consolidated Financial Statements are an integral part of this statement.

                     CNL FUND ADVISORS, INC. AND SUBSIDIARY

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                            Year Ended June 30, 1998

Increase (Decrease) in Cash and Cash Equivalents:
  Cash Flows From Operating Activities:
    Cash collected from customers................................. $18,419,269
    Cash paid to employees and other operating cash payments......  (6,608,547)
    Income tax paid...............................................  (5,826,285)
    Interest paid.................................................    (219,022)
                                                                   -----------
      Net cash provided by operating activities...................   5,419,269
                                                                   -----------
Cash Flows From Investing Activities:
  Purchase of office furnishings and equipment....................    (129,134)
                                                                   -----------
      Net cash used in investing activities.......................    (129,134)
                                                                   -----------
Cash Flows From Financing Activities:
  Net proceeds from borrowings....................................      84,400
  Contributions to capital........................................   1,062,460
  Dividends paid to parent........................................  (6,211,566)
                                                                   -----------
      Net cash used in financing activities.......................  (5,064,706)
                                                                   -----------
Net Increase in Cash and Cash Equivalents.........................     225,429
Cash and Cash Equivalents at Beginning of Fiscal Year.............      29,140
                                                                   -----------
Cash and Cash Equivalents at End of Fiscal Year................... $   254,569
                                                                   ===========
Reconciliation of Net Income to Net Cash Provided by Operating
 Activities:
  Net income per statement of income.............................. $ 7,471,101
  Add item not requiring (providing) cash:
    Depreciation..................................................      63,319
    Change in accounting for start-up costs.......................      39,237
                                                                   -----------
      Total.......................................................   7,573,657
  Adjustments to reconcile net income to net cash provided by operating activities:
    Increase in accounts receivable...............................  (2,108,662)
    Decrease in income tax payable................................    (922,841)
    Increase in accounts payable..................................     849,661
    Increase in amount due under deferred compensation
     agreements...................................................      27,454
                                                                   -----------
      Net cash provided by operating activities................... $ 5,419,269
                                                                   ===========
Supplemental Disclosure of Non-Cash Financing Activity:
  Notes receivable from issuance of class B common stock.......... $   340,000
                                                                   ===========
  Dividends declared and unpaid................................... $ 2,220,000
                                                                   ===========

  The Notes to Consolidated Financial Statements are an integral part of this statement.

                     CNL FUND ADVISORS, INC. AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                            Year Ended June 30, 1998

Note 1--Summary of Significant Accounting Policies

   CNL Fund Advisors, Inc.'s (the "Company") accounting policies are in conformity with generally accepted accounting principles.

   Organization--The Company was organized under the laws of the State of Florida, as a wholly owned subsidiary of CNL Group, Inc. All outstanding shares of class A common stock are owned by CNL Group, Inc.

   In June, 1998 the Company acquired the stock of CNL Restaurant Development Company ("CRD") (a wholly owned subsidiary of CNL Group, Inc.) by exchanging shares of common stock. CRD became a wholly owned subsidiary of the Company. Accordingly, the Company's consolidated financial statements have been restated to include the accounts and operations of CRD for all periods presented.

   Effective July 1, 1997, the Company acquired CNL Growth Fund Advisors, Inc. (a wholly owned subsidiary of CNL Group, Inc.) by exchanging shares of common stock. The Company has accounted for the merger in a manner similar to the pooling-of-interests method. Accordingly, the Company's consolidated financial statements have been restated to include the accounts and operations of CNL Growth Fund Advisors, Inc. for all periods prior to the merger.

   On June 30, 1998, the Company amended its Articles of Incorporation to authorize 10,000 shares of Class A common stock and 5,000 shares of Class B common stock. The Class B common shares are generally deemed to be, on a share-for-share basis, equivalent to one-tenth of a share of the Company's common shares with regard to voting rights, dividends and liquidation distributions. On June 30, 1998, the Company issued 3,400 Class B common shares in exchange for notes receivable of $340,000.

   Basis of Presentation--The accompanying consolidated financial statements include the accounts of the Company and CRD, its wholly owned subsidiary. All intercompany accounts and transactions have been eliminated in consolidation.

   Fair Value of Financial Instruments--The carrying amounts of cash, accounts receivable, notes receivable and accounts payable approximate fair value because of the short maturity of these items. The carrying amounts of notes payable--related party approximate fair value because the interest rates on these instruments change with market interest rates.

   Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Cash and Cash Equivalents--For purposes of the statement of cash flows, cash and cash equivalents include cash and cash invested in liquid instruments with an original maturity date of three months or less.

   Accounts Receivable--The Company provides an allowance for doubtful accounts when necessary. However, in the opinion of management, at June 30, 1998, all accounts were considered collectible and no allowance was necessary.

   Office Furnishings and Equipment--Office furnishings and equipment are stated at cost and are depreciated primarily using the double-declining balance method over their estimated useful lives of five to

                     CNL FUND ADVISORS, INC. AND SUBSIDIARY
seven years. Major renewals and betterments are capitalized; replacements, maintenance and repairs which do not improve or extend the lives of the respective assets are expensed as incurred. When office furnishings and equipment are sold or disposed of, the asset account and related accumulated depreciation account are relieved, and any resulting gain or loss is included in income.

   Income Taxes--The Company follows the consolidation policies of its parent company, CNL Group, Inc. in paying its portion of the consolidated Federal and State income taxes, if any, to the parent company.

   The Company is reporting on the accrual basis of accounting for both financial statement and income tax reporting purposes.

   The Company accounts for income taxes using an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. In estimating future tax consequences, the Company considers all expected future events other than enactments of changes in the tax law or rates. Changes in tax laws or rates will be recognized in the future years in which they occur. For the year ended June 30, 1998, deferred taxes were immaterial.

   Amount Due Under Deferred Compensation Agreements--The Company is included with its parent company's deferred compensation agreements. The parent company has entered into nonqualified deferred compensation agreements with certain key employees. The agreements provide for employee contributions under a salary reduction plan. Upon retirement, the Company is liable for the employee contribution and earnings per the employees directed investments. To fund this future liability, the parent company has acquired life insurance contracts. The Company anticipates that the death benefit and/or cash value will be available as the liability comes due.

Note 2--Capital Stock

   On June 30, 1998, the Company's board of directors approved a 6.4-for-1 split of the Class A common stock. As a result, 5,400 shares were issued and additional paid-in capital was reduced by $5,400. The par value of the shares remained unchanged.

Note 3--Change in Method of Accounting

   During the year ended June 30, 1998, the Company adopted Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities". This statement requires all start-up activities and organizational costs to be expensed as incurred. This resulted in a write-off of $63,854 of capitalized costs, net of tax of $24,617, during the year ended June 30, 1998.

Note 4--Notes Receivable

   The amount due is represented by promissory notes from employees. The notes carry interest at 7.5% and are collateralized by class B common shares. The notes were collected in full on December 31, 1998.

                     CNL FUND ADVISORS, INC. AND SUBSIDIARY

Note 5--Investments and Other Assets

   At June 30, 1998, investments and other assets consist of the following:

   Common stock--CNL American Properties Fund, Inc. carried at cost which approximates fair market value............................ $200,000
   Cash surrender value of life insurance...........................   27,454
                                                                     --------
     Total.......................................................... $227,454
                                                                     ========

Note 6--Office Furnishings and Equipment

   Office furnishings and equipment is summarized as follows:

   Office furnishing and equipment................................... $ 355,036
   Less: Accumulated depreciation....................................  (181,483)
                                                                      ---------
     Total........................................................... $ 173,553
                                                                      =========

   Depreciation expense amounted to $63,319 for the year ended June 30, 1998.

Note 7--Income Taxes

   Income taxes are summarized as follows:

   Balance, Beginning of Year..................................... $  947,458
   Provision for income taxes.....................................  4,903,444
   Income tax relating to cumulative effect of change in
    accounting for start-up costs.................................    (24,617)
                                                                   ----------
     Total........................................................  5,826,285
   Less: Payments to parent company...............................  5,826,285
                                                                   ----------
     Balance, End of Year......................................... $      --
                                                                   ==========

Note 8--Related Party Transactions

   Certain directors and officers of the Company are also directors and officers of certain real estate investment trusts ("REITs") and investment partnerships.

   The Company provides site selection and property acquisition services to the various related partnerships and CNL American Properties Fund, Inc. ("APF"), an unlisted REIT. For the year ended June 30, 1998, the Company earned acquisition fees in the amount of $13,888,823.

   The Company also provides property management and advisory services to certain related partnerships and APF. For the year ended June 30, 1998, the Company earned management and advisory fees in the amount of $2,278,569.

   The Company also provides development services to CNL Restaurant Services, Inc., a related company. For the year ended June 30, 1998 the Company earned development fees of $822,987.

   The Company also receives an origination fee from CNL Financial Services, Inc. ("CFS"), a majority-owned subsidiary of CNL Group, Inc. (See Note 1), for services rendered in connection with loans originated and serviced by CFS. In addition, the Company pays CFS for providing credit underwriting services on its

                     CNL FUND ADVISORS, INC. AND SUBSIDIARY
behalf. For the year ended June 30, 1998, the Company earned origination fees of $1,695,452 and paid expenses of $304,190 related to credit underwriting services.

   During the year ended June 30, 1998, certain affiliated entities provided accounting and administrative services to the Company. The Company incurred costs of $58,943, for such services.

   Account receivable--related parties represent amounts due from related partnerships, corporations and real estate investment trusts for services rendered, expenses paid on behalf of, and loans advanced to the various entities. Interest income earned on amounts advanced during the year ended June 30, 1998 amounted to $212,326.

   Notes Payable--See Note 11

Note 9--Concentration of Credit Risk

   Financial instruments, which potentially subject the Company to significant concentrations of credit risk, consist principally of cash equivalents and accounts receivable.

   The Company maintains cash balances at financial institutions and invests in unsecured money market funds. Accounts at these institutions are insured by the Federal Deposit Insurance Corporation up to $100,000. At June 30, 1998, uninsured cash deposits and cash invested in money market funds totaled $153,644.

   Concentrations of credit risk with respect to accounts receivable relates to the Company's business activity being primarily within the real estate industry. The Company limits its credit risk by the dispersion of activity across many geographic areas throughout the United States.

Note 10--Profit Sharing Plan

   The Company is included with its parent company's defined contribution profit sharing plan. This plan qualifies under Section 401(a) and 501(a) of the Internal Revenue Code of 1974 (ERISA) and is not subject to minimum funding requirements. The plan covers all eligible employees of the Company and its subsidiaries upon completion of one year of service. The plan provides for employee contributions under a salary reduction plan, section 401(k). The employees may elect to contribute from 1% to 15% of salary to a maximum under IRS regulations. The Company is required to match 50% of the employee contribution to a maximum of 3% of salary. For the year ended June 30, 1998, the Company's contribution, including administration costs, amounted to $54,208.

                     CNL FUND ADVISORS, INC. AND SUBSIDIARY

Note 11--Notes Payable--Related Party

   The Company was allocated a portion of various notes of its parent company for the acquisition of certain office furniture and equipment used by the Company. The notes carry interest at prime plus one-quarter to one-half percent. The aggregate maturities of the allocated indebtedness to the Company's parent at June 30, 1998 is as follows:

   Year Ending June 30,
     1999.............................................................. $ 67,620
     2000..............................................................   57,830
     2001..............................................................   39,279
     2002..............................................................   30,075
     2003..............................................................   18,743
                                                                        --------
       Total........................................................... $213,547
                                                                        ========

   Interest expense amounted to $219,022 for the year ended June 30, 1998.

Note 12--Dividends

   During the year ended June 30, 1998, the Company declared dividends to the parent company of $8,431,566 of which $6,211,566 were paid. As of June 30, 1998, dividends of $2,220,000 were declared by the Board of Directors for shareholders of record on June 29, 1998, payable prior to September 1, 1998.

                   CNL FINANCIAL CORPORATION AND SUBSIDIARIES

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Certified Public Accountants........................ F-44

Financial Statements
  Consolidated Balance Sheets--As of June 30, 1997 and 1998............... F-45
  Consolidated Statements of Operations--For the Years ended June 30, 1997 and 1998............................................................... F-46
  Consolidated Statements of Stockholders' Equity--For the Years ended
   June 30, 1997 and 1998................................................. F-47
  Consolidated Statements of Cash Flows--For the Years ended June 30, 1997 and 1998............................................................... F-48
  Notes to Consolidated Financial Statements--For the Years ended June 30,
   1997 and 1998.......................................................... F-49

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors of
CNL Financial Corporation:

   We have audited the accompanying consolidated balance sheets of CNL Financial Corporation (a Florida corporation) and subsidiaries as of June 30, 1998 and 1997, and the related consolidated statements of operations, stockholders' equity and cash flows for the years then ended, and for the period from inception (October 9, 1995) through June 30, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CNL Financial Corporation and subsidiaries as of June 30, 1998 and 1997, and the results of their operations and their cash flows for the years then ended, and for the period from inception (October 9, 1995) through June 30, 1996, in conformity with generally accepted accounting principles.

/s/ Arthur Andersen LLP

Orlando, Florida,
September 4, 1998

                   CNL FINANCIAL CORPORATION AND SUBSIDIARIES

              CONSOLIDATED BALANCE SHEETS--JUNE 30, 1998 and 1997

                                                         1998          1997
                                                     ------------  ------------
                       ASSETS
CASH AND CASH EQUIVALENTS........................... $  1,808,758  $    567,534
RESTRICTED CASH.....................................   10,103,916     3,285,313
NOTES RECEIVABLE....................................  374,482,298   140,781,095
LOAN COSTS, less accumulated amortization of
 $699,735 and $60,122 in 1998 and 1997,
 respectively.......................................    3,905,133     1,425,802
OTHER ASSETS........................................    1,298,434       251,803
DEFERRED TAXES......................................      233,860           --
                                                     ------------  ------------
                                                     $391,832,399  $146,311,547
                                                     ============  ============
        LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
  Accounts payable and accrued expenses............. $  1,836,818  $  1,122,160
  Accrued interest..................................      993,564       593,876
  Deferred taxes....................................       48,602           --
  Notes payable.....................................  358,265,820   140,450,990
  Notes payable to related parties..................   24,290,775     3,854,641
  Due to related party..............................    2,600,458       132,526
  Income tax payable................................       72,009        20,583
  Other liabilities.................................          --          5,000
                                                     ------------  ------------
    Total liabilities...............................  388,108,046   146,179,776
                                                     ============  ============
COMMITMENTS (Note 8)
STOCKHOLDERS' EQUITY
  Common stock, $1 par; 1,000 shares authorized, 200
   and 100 shares issued and outstanding in 1998 and
   1997, respectively ..............................          200           100
  Additional paid-in capital........................    3,887,497           --
  Retained (deficit) earnings.......................     (163,344)      131,671
                                                     ------------  ------------
    Total stockholders' equity......................    3,724,353       131,771
                                                     ------------  ------------
                                                     $391,832,399  $146,311,547
                                                     ============  ============


   The accompanying notes are an integral part of these consolidated balance sheets.

                   CNL FINANCIAL CORPORATION AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS

  For The Years Ended June 30, 1998 and 1997 and For The Period From Inception
                    (October 9, 1995) Through June 30, 1996

                                                                  Period from
                                                                   Inception
                                                                  (October 9,
                                                                 1995) through
                                            1998         1997    June 30, 1996
                                         -----------  ---------- --------------
INTEREST INCOME......................... $20,324,223  $3,346,226    $52,063
                                         -----------  ----------    -------
EXPENSES:
  Interest and loan cost amortization...  17,452,876   2,875,881     43,251
  Servicing and administrative fees
   (Note 6).............................   1,089,516     205,837      3,543
  Management fees (Note 6)..............   1,155,523         --         --
  General and administrative............      19,740      54,004        956
  Other amortization....................      17,891       8,641        --
  Professional services.................     616,867       6,978        --
  Other expenses........................     361,249       5,130        --
                                         -----------  ----------    -------
    Total expenses......................  20,713,662   3,156,471     47,750
                                         -----------  ----------    -------
(LOSS) INCOME BEFORE INCOME TAXES.......    (389,439)    189,755      4,313
(BENEFIT) PROVISION FOR INCOME TAXES....     (94,504)     61,066      1,331
                                         -----------  ----------    -------
NET (LOSS) INCOME....................... $  (294,935) $  128,689    $ 2,982
                                         ===========  ==========    =======


 The accompanying notes are an integral part of these consolidated statements.

                   CNL FINANCIAL CORPORATION AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

  For The Years Ended June 30, 1998 and 1997 and For The Period From Inception
                    (October 9, 1995) Through June 30, 1996

                                              Additional Retained
                              Number of  Par   Paid-in   Earnings/
                               Shares   Value  Capital   (Deficit)    Total
                              --------- ----- ---------- ---------  ----------
BALANCE, October 9, 1995.....    --     $--   $      --  $     --   $      --
  Issuance of common stock...    100     100         --        --          100
  Net income.................    --      --          --      2,982       2,982
                                 ---    ----  ---------- ---------  ----------
BALANCE, June 30, 1996.......    100     100         --      2,982       3,082
  Net income.................    --      --          --    128,689     128,689
                                 ---    ----  ---------- ---------  ----------
BALANCE, June 30, 1997.......    100     100         --    131,671     131,771
  Stock split................     80      80         --        (80)        --
  Issuance of common stock,
   net of
   issuance costs............     20      20   3,887,497       --    3,887,517
  Net loss...................    --      --          --   (294,935)   (294,935)
                                 ---    ----  ---------- ---------  ----------
BALANCE, June 30, 1998.......    200    $200  $3,887,497 $(163,344) $3,724,353
                                 ===    ====  ========== =========  ==========


 The accompanying notes are an integral part of these consolidated statements.

                   CNL FINANCIAL CORPORATION AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 For The Years Ended June 30, 1998 and 1997, and For The Period From Inception
                    (October 9, 1995) Through June 30, 1996

                                                                  Period from
                                                                   Inception
                                                                  (October 9,
                                                                 1995) through
                                       1998           1997       June 30, 1996
                                   -------------  -------------  --------------
Cash Flows From Operating
 Activities:
 Cash received from borrowers..... $  19,571,856  $   2,691,198   $    40,243
 Cash paid for expenses other
  than interest...................    (1,776,395)      (270,333)          (60)
 Interest paid on notes payable...   (15,881,209)    (2,069,137)      (13,218)
 Taxes paid.......................       (39,327)       (41,814)          --
 Other interest received..........       185,794         28,606           342
 Fees collected and not remitted
  to related party................       513,712        (76,623)          --
                                   -------------  -------------   -----------
     Net cash provided by
      operating activities........     2,574,431        261,897        27,307
                                   -------------  -------------   -----------
Cash Flows From Investing
 Activities:
 Investment in notes receivable...  (248,861,590)  (138,368,232)   (6,000,000)
 Collections on notes
  receivable......................    15,707,935      4,216,313           --
 Increase in restricted cash......    (6,818,603)    (3,285,313)          --
 Payment of note costs............           --         (73,483)          --
 Payment of organization costs....       (45,517)       (60,754)       (3,179)
 Fee collected and not remitted
  to related party................                                    115,295
                                   -------------  -------------   -----------
     Net cash used in investing
      activities.................. (240,017,775)  (137,571,469)   (5,887,884)
                                   =============  =============   ===========
Cash Flows From Financing
 Activities:
 Proceeds from borrowing on notes
  payable.........................   230,275,399    219,208,505     6,000,000
 Proceeds from borrowing on note
  payable to related party........    20,021,938      3,800,000           --
 Repayments on notes payable......   (12,460,567)   (84,757,515)          --
 Payment of loan costs............    (3,134,657)      (544,861)        3,179
 Contributions from
  stockholders....................     3,887,517            --            100
 Proceeds from related party......        94,938         28,275           --
     Net cash provided by
      financing activities........   238,684,568    137,734,404     6,003,279
Net Increase in Cash and Cash
 Equivalents......................     1,241,224        424,832       142,702
Cash and Cash Equivalents,
 beginning of period..............       567,534        142,702           --
                                   -------------  -------------   -----------
Cash and Cash Equivalents, end of
 period........................... $   1,808,758  $     567,534   $   142,702
                                   =============  =============   ===========
Reconciliation of Net (Loss)
 Income to Net Cash Provided by
 Operating Activities:
 Net (loss) income................ $    (294,935) $     128,689   $     2,982
                                   -------------  -------------   -----------
 Adjustments to reconcile net
  (loss) income to net cash
  provided by
  operating activities--
   Amortization of note costs
    included in interest income...           --           2,273           --
   Amortization of loan costs
    included in interest expense..       639,613         60,019           103
   Other amortization.............        17,891          5,990           284
   Provision for deferred taxes...      (185,258)           --            --
   Increase in other assets.......       (96,113)       (10,996)          --
   Increase in accrued interest
    income included in notes
    receivable....................      (547,551)      (617,698)      (11,478)
   Increase in due to related
    party.........................     2,117,991         44,748           690
   Increase in accounts payable,
    accrued expenses and income
    tax payable...................       108,908         84,640         5,082
   Increase in accrued interest
    included in notes payable to
    related parties...............       414,196            --            --
   Increase in accrued interest...       399,689        564,232        29,644
                                   -------------  -------------   -----------
     Total adjustments............     2,869,366        133,208        24,325
                                   -------------  -------------   -----------
     Net cash provided by
      operating activities........ $   2,574,431  $     261,897   $    27,307
                                   =============  =============   ===========

 The accompanying notes are an integral part of these consolidated statements.

                   CNL FINANCIAL CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Significant Accounting Policies

 Organization and Nature of Business

   CNL Lending Corporation, a Florida C corporation, was organized on October 9, 1995, and on December 15, 1995, its name was changed to CNL Financial Corporation (CFC). CFC owns, directly or indirectly, 100 percent of the common stock, membership units or partnership interests of CNL Financial I, Inc. (Fin
I), CNL Financial II, Inc., CNL Financial III, LLC (Fin III), CNL Financial III, SPC, Inc., CNL Funding Corporation, CNL Financial LP Holding Corp., CNL Financial IV, Inc. and CNL Financial IV, LP (Fin IV) (collectively, the Subsidiaries).

   CFC, through the Subsidiaries, is primarily engaged in making loans to restaurant franchisors and franchisees operating in national and regional fast-food, family-style and casual dining restaurant chains.

   During fiscal 1998, the Company sold 20 shares of common stock for approximately $3,887,000, net of issuance costs of $112,484, to Five Arrows Realty Securities LLC (Five Arrows).

 Principles of Consolidation

   The consolidated financial statements include the accounts of CFC and its subsidiaries (collectively, the Company). All significant intercompany amounts have been eliminated.

 Cash and Cash Equivalents

   The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents consist of demand deposits at commercial banks. Cash equivalents are stated at cost, which approximates market value.

   Cash accounts maintained on behalf of the Company in demand deposits at commercial banks may exceed federally insured levels; however, the Company has not experienced any losses in such accounts. The Company limits investment of temporary cash investments to financial institutions with high credit standing; therefore, the Company believes it is not exposed to any significant credit risk on cash and cash equivalents.

 Restricted Cash

   Restricted cash consists of cash held in special trust accounts in the name of the Magenta Trustee and Variable Funding Capital Corporation. The funds on deposit consist primarily of principal and interest payments received from borrowers, as well as the required Magenta reserves (see Note 4). These funds may be invested in direct obligations of the U.S. Government, short-term commercial paper, money market mutual funds or other interest-bearing time deposits. Restricted cash is stated at cost, which approximates market value.

 Notes Receivable

   In accordance with Statement of Financial Accounting Standards (SFAS) No. 65 "Accounting for Certain Mortgage Banking Activities," notes receivable are recorded at the lower of cost or market, using the aggregate loan basis. The unpaid principal and accrued interest on the notes receivable, are included in notes receivable in the accompanying consolidated balance sheets.

 Loan Costs

   Loan costs consist of costs to issue debt instruments such as attorney fees, trustee costs and arrangement fees. These costs related to notes payable and interest-rate swaps have been capitalized and are being amortized over the terms of the loan commitments using the straight-line method.

                   CNL FINANCIAL CORPORATION AND SUBSIDIARIES

 Other Assets

   Other assets consist primarily of securitization costs, organizational costs and prepaid expenses.

 Notes Payable

   The carrying amounts of the Company's notes payable approximate fair value at June 30, 1998 and 1997, since the interest rates approximate rates currently available to the Company for borrowings.

 Stock Split

   A 1.8-for-one stock split was effected September 24, 1997, with the issuance of 80 common shares and the transfer of $80 from retained earnings to the common stock account. Par value remained $1 per share subsequent to the split.

 Interest-rate Swaps

   The Company has entered into interest-rate swap agreements (the Agreements) as a means of managing its interest-rate exposure. The Agreements have the effect of converting certain draws of the Company's variable-rate notes payable to fixed-rate notes payable. Net amounts paid or received are reflected as adjustments to interest expense. The Agreements are accounted for as hedge positions as of June 30, 1998 and 1997. The fair values are the estimated amounts that the Company would receive or pay to terminate the Agreements at the reporting date, taking into account current interest rates and the current creditworthiness of the counterparties. At June 30, 1998 and 1997, the Company estimates it would have paid $8,826,155 and $1,280,375, respectively, to terminate the Agreements.

 Revenue Recognition

   The Company recognizes interest income using the effective interest method.

 Income Taxes

   The Company accounts for income taxes using an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements and tax returns. In estimating future tax consequences, the Company considers all expected future events other than enactments of changes in the tax law or rates. Changes in tax laws or rates will be recognized in the future years in which they occur.

 Accounting for Derivatives

   In June 1998, the Financial Accounting Standards Board issued SFAS No. 133 "Accounting for Derivative Instruments and Hedging Activities" (SFAS 133), which will require the Company to recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS 133 is effective for all fiscal years beginning after June 15, 1999. SFAS 133 should not be applied retroactively to financial statements of prior periods. As of June 30, 1998, the Company has not yet determined the impact of the implementation of this standard.

 Use of Estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                   CNL FINANCIAL CORPORATION AND SUBSIDIARIES

 Reclassifications

   Certain prior-year amounts have been reclassified to conform with the current-year presentation.

2. Other Assets

   Other assets consisted of the following at June 30, 1998 and 1997:

                                                              1998       1997
                                                           ----------  --------
   Securitization costs................................... $  935,626  $    --
   Organizational costs...................................    109,209    76,427
   Prepaid expenses.......................................    119,929       --
   Other..................................................    157,838   181,653
                                                           ----------  --------
                                                            1,322,602   258,080
   Less--Accumulated amortization.........................    (24,168)   (6,277)
                                                           ----------  --------
                                                           $1,298,434  $251,803
                                                           ==========  ========

   Securitization costs consist of costs incurred related to the securitization transaction (see Note 3) such as attorney and accounting fees. These costs will be expensed in the period that the securitization transaction occurs.

   Organizational costs consist of costs incurred in the formation of the Company, including legal and accounting fees. These costs are amortized over five years using the straight-line method.

3. Notes Receivable

   Notes receivable consisted of the following at June 30, 1998 and 1997:

                                                          1998         1997
                                                      ------------ ------------
   Outstanding principal............................. $373,305,571 $140,151,919
   Accrued interest income...........................    1,176,727      629,176
                                                      ------------ ------------
                                                      $374,482,298 $140,781,095
                                                      ============ ============

   During the years ended June 30, 1998 and 1997, and for the period from inception (October 9, 1995) to June 30, 1996, the Company originated $218,940,681, $125,123,451 and $6,000,000 in new loans, respectively. During the years ended June 30, 1998 and 1997, the Company also funded construction draws of $29,920,909 and $13,244,781, respectively.

   The amortization periods of the notes receivable range from four to 20 years. The variable-rate notes receivable, which totaled $191,460,014 at June 30, 1998, had interest rates ranging from 8.38 percent to 8.97 percent. The fixed-rate notes receivable, which totaled $174,260,442 at June 30, 1998, had interest rates ranging from 8.28 percent to 11.23 percent. The construction notes receivable totaled $7,585,115 at June 30, 1998, with interest rates at
10.50 percent. Interest income was $20,324,223, $3,346,226 and $51,721 for the years ended June 30, 1998 and 1997, and for the period from inception (October 9, 1995) to June 30, 1996, respectively.

                   CNL FINANCIAL CORPORATION AND SUBSIDIARIES

   The following is a schedule of the annual maturities of the Company's outstanding notes receivable for each of the next five years and thereafter, net of the notes receivable that were sold in the securitization transaction that occurred subsequent to June 30, 1998 (see below):

   Fiscal Year                                                         Amount
   -----------                                                      ------------
   1999............................................................ $  3,227,697
   2000............................................................    3,631,458
   2001............................................................    3,971,181
   2002............................................................    4,334,156
   2003............................................................    4,635,176
   Thereafter......................................................  83,028,4378
                                                                    ------------
                                                                    $102,828,105
                                                                    ============

   The notes receivable are secured by fee simple and/or leasehold interests in real estate and/or restaurant equipment and business enterprise value.

   The fair value of the notes receivable is estimated based on one of the following methods: (i) quoted market prices, (ii) current rates for similar issues, or (iii) present value of the expected cash flows. At June 30, 1998, the Company estimates that the fair value is $387,543,441.

   On August 14, 1998, the Company securitized some of its notes receivable with a carrying value of approximately $269,445,000 as of June 30, 1998. The securitization transaction involved notes receivable held by Fin I, Fin III and Fin IV. Gross proceeds of $275,786,153 were allocated among these entities based upon the net book value of the notes receivable that were securitized. The Company retained certain interests and securities from the securitization with an allocated cost basis of approximately $6,930,000 and estimated fair value of approximately $7,268,000. Subsequent to June 30, 1998, the Company recorded a gain, net of the securitization costs, from the securitization and the subsequent market value adjustment of approximately $3,694,000.

4. Notes Payable

   On September 25, 1997, the Company entered into a credit agreement (the Credit Agreement) with Five Arrows, a related party, which owns 10 percent of the common stock of the Company as of June 30, 1998. The Credit Agreement provides that the Company is entitled to receive advances of up to $25,000,000 until September 24, 2003. The outstanding principal balance is due on September 24, 2003. The Credit Agreement is guaranteed by CNL Financial Services, Inc., a related party (see Note 6). The outstanding balance under the Credit Agreement at June 30, 1998, was $20,000,000, plus accrued interest of $55,233 included in notes payable to related parties in the accompanying consolidated balance sheets. The Company incurred legal fees and closing costs of approximately $550,000 in connection with the Credit Agreement, which are classified as loan costs on the accompanying consolidated balance sheets. Advances under the Credit Agreement bear interest at 12 percent and are payable quarterly. The Credit Agreement contains restrictive covenants which, among other things, require the Company to maintain a minimum fixed-charge coverage ratio and debt to capital ratio before incurring additional indebtedness or paying dividends and distributions, as defined in the Credit Agreement.

   On April 22, 1996, Fin I entered into a Franchise Loan Warehousing Agreement (the Franchise Loan) with a bank, with limited guarantees by CNL Group, Inc., a related party (see Note 6). The agreement was amended on December 29, 1997. Pursuant to the terms of the Franchise Loan, Fin I is entitled to make loans to the owners of quick service, family style, casual dining or other lender-approved type of restaurant facility, operated by a franchisor or under a franchise agreement, and secured by (a) the underlying real property or a

                   CNL FINANCIAL CORPORATION AND SUBSIDIARIES leasehold of real property, and (b) the furnishings, equipment and fixtures used in the restaurant facility, guaranties, and/or a collateral assignment of the related franchise agreement. The Franchise Loan provides that Fin I is entitled to receive advances of up to $150,000,000 until September 29, 1998. After September 29, 1998, the Company is entitled to receive advances of up to $100,000,000 until November 12, 1999, with possible extensions through November 12, 2001. Principal repayments are based on the related notes receivable amortization schedule. The outstanding balance under the Franchise Loan at June 30, 1998 and 1997, was $88,019,396 and $39,215,472, respectively, and accrued interest, including interest-rate swap charges, was $543,731 and $319,799, respectively. Fin I incurred legal fees and closing costs of $311,996 in connection with the Franchise Loan, which are classified as loan costs on the accompanying consolidated balance sheets. Loan costs increased by $93,455 during fiscal 1998 as a result of the renegotiations and loan amendment entered into during the year. Advances under the Franchise Loan bear interest at the average LIBOR rate plus 180 basis points (7.4602 percent and 7.4875 percent at June 30, 1998 and 1997, respectively).

   On April 9, 1997, Fin III entered into a loan agreement (the Magenta Loan) with Magenta Capital Corporation (Magenta). The Loan was amended on March 27, 1998 (the Magenta Loan Amendment). Pursuant to the terms of the Magenta Loan, Fin III is entitled to obtain loans for making secured loans to restaurant franchisees or franchisors, acquiring property and equipment which is to be leased to restaurant franchisees or franchisors, and carrying out certain other business activities. The Magenta Loan provides that Fin III is entitled to receive advances of up to $300,000,000 until April 9, 2002. There are no set repayment terms and the aggregate outstanding principal is due April 9, 2024. The outstanding balance under the Magenta Loan at June 30, 1998 and 1997, was $220,043,424 and $101,235,518, respectively, and accrued interest, including interest-rate swap charges, was $367,771 and $274,077, respectively. Fin III incurred legal fees and closing costs of $2,516,284 in connection with the Magenta Loan, which are classified as loan costs on the accompanying consolidated balance sheets. Loan costs increased by $1,301,166 during fiscal 1998 as a result of the renegotiations and the Magenta Loan Amendment entered into during the year. Advances under the Magenta Loan bear interest at the average rate on the commercial paper (5.76 percent and 5.88 percent at June 30, 1998 and 1997, respectively) used by Magenta to fund the advances.

   The loans made by Magenta to Fin III are secured by certain of Fin III's assets currently existing and which may arise in the future. CNL Group, Inc., a related party, is also contingently liable under a performance guarantee in favor of Fin III and Magenta for the payment and performance of any and all obligations of CNL Financial Services, Inc. related to the Magenta Loan. The Magenta Loan Amendment requires a reserve of 10 percent of the commitment amount to be held by the Magenta Trustee (the Trustee). The total required reserve of $30 million will be delivered to the Trustee through an initial contribution of $2 million at the closing of the original loan, with additional contributions of $1 million per month beginning June 30, 1997. The Magenta Loan Amendment required that $12 million in reserves be held at the end of March 1998, with additional contributions of $1 million per month continuing beginning April 31, 1998. Reserves in excess of the $2 million initial contribution may be used by the Trustee to fund borrowings. The required reserve at June 30, 1998, was $15 million with $10,046,288 included in restricted cash on the accompanying consolidated balance sheets. The remainder of the $15 million was used to fund loans during fiscal 1998.

   On April 6, 1998, Fin IV entered into a Franchise Loan and Wholesale Warehouse Mortgage Agreement (the Loan) with a bank, with limited guarantees by CNL Group, Inc., a related party. Pursuant to the terms of the Loan, Fin IV is entitled to make loans to quick service, family style, casual dining or other lender-approved type of restaurant facility and are secured by the underlying real property or leasehold of real property, furnishings, equipment and fixtures used in the restaurant facility, and guaranties and/or a collateral assignment of the related franchise agreement. The Loan provides that Fin IV is entitled to receive advances of up to $100,000,000 for the first 180 days after the closing date of the Loan, as well as each securitization transaction, and thereafter, $200,000,000 until April 5, 1999, with a possible extension through April 4, 2000. Fin IV, at its

                   CNL FINANCIAL CORPORATION AND SUBSIDIARIES sole discretion, may increase the facility amount to $200,000,000 during the 180 days following each securitization transaction. There are no set repayment terms. The outstanding balance at June 30, 1998, was $50,203,000 and accrued interest, including interest-rate swap charges, was $82,062. Fin IV incurred legal fees and closing costs of $1,039,618 in connection with the Loan, which are classified as loan costs on the accompanying consolidated balance sheets. Advances under the Loan bear interest at the average rate on commercial paper (6.02 percent at June 30, 1998) used by the bank to fund the advances.

   Interest expense for the Company for the years ended June 30, 1998 and 1997, and for the period from inception (October 9, 1995) through June 30, 1996, was $17,452,876, $2,875,881 and $42,965, respectively, including $639,613, $60,019 and $0, respectively, of loan costs amortization. The weighted average interest rate on the Fin I Franchise Loan during 1998 and 1997 was 8.50 percent and 8.65 percent, respectively, including amortization of loan and swap costs and the swap interest charges. The weighted average interest rate on the Magenta Loan during 1998 and 1997 was 6.66 percent and 7.23 percent, respectively, including amortization of loan and swap costs and the swap interest charges. The weighted average interest rate on the Fin IV Franchise Loan during 1998 was 9.94 percent, including amortization of loan and swap costs and the swap interest charges.

   The Company entered into interest-rate swap agreements with two banking institutions to reduce the effect of changes in interest rates on its floating-rate debt. The agreements effectively change the Company's interest-rate exposure on certain floating-rate debt totaling approximately $316,967,000 to fixed rates ranging from 5.90 percent to 7.39 percent.

   The costs incurred to enter the interest-rate swap agreements are amortized over the period of the agreements, ranging from 10 to 20 years, which approximate the term of the related notes receivable. The Company is exposed to credit loss in the event of non-performance by the other party to the interest-rate swap agreements; however, the Company does not anticipate non-performance by the counterparty.

   Maturities of the Company's outstanding indebtedness were as follows at June 30, 1998:

 earYEnding
  June 30,                                                             Amount
-----------                                                         ------------
    1999........................................................... $  1,259,873
    2000...........................................................   54,384,998
    2001...........................................................    3,944,446
    2002...........................................................    4,315,816
    2003...........................................................    4,722,255
    Thereafter.....................................................  289,638,432
                                                                    ------------
                                                                    $358,265,820
                                                                    ============

5. Income Taxes

   The (benefit) provision for income taxes consisted of the following for the years ended June 30, 1998 and 1997, and for the period from inception (October 9, 1995) through June 30, 1996:

                                                         1998      1997    1996
                                                       ---------  ------- ------
   Current:
     Federal.......................................... $  56,349  $54,986 $1,137
     State............................................    34,405    6,080    194
                                                       ---------  ------- ------
                                                          90,754   61,066  1,331
                                                       =========  ======= ======
   Deferred:
     Federal..........................................  (172,267)     --     --
     State............................................   (12,991)     --     --
                                                       ---------  ------- ------
                                                        (185,258)     --     --
                                                       ---------  ------- ------
       Total (benefit) provision for income taxes..... $ (94,504) $61,066 $1,331
                                                       =========  ======= ======

                   CNL FINANCIAL CORPORATION AND SUBSIDIARIES

   An analysis of the difference in the Company's (benefit) provision for income taxes and income taxes calculated at the U.S. Federal statutory codes is as follows:

                                                     1998      1997     1996
                                                   ---------  -------  ------
   Computed income taxes at statutory rate........ $(132,407) $64,517  $1,466
   State and local tax effects, net of federal
    benefit.......................................    12,991    6,080     156
   Personal holding company.......................    24,490       --      --
   Other, net.....................................       422   (9,531)   (291)
                                                   ---------  -------  ------
       (Benefit) provision for income taxes....... $ (94,504) $61,066  $1,331
                                                   =========  =======  ======

   The primary difference between the provision for income taxes and the expected amounts by applying the applicable federal income tax rate to income before provision for income taxes is the inclusion of state income taxes, net of the federal tax benefit, personal holding company taxes, and the difference in tax rates used to record the deferred tax assets and liabilities.

   Deferred taxes consisted of the following at June 30, 1998 and 1997:

                                                                   1998    1997
                                                                 --------  ----
   Gross deferred tax assets.................................... $233,860  $--
   Gross deferred tax liabilities...............................  (48,602)  --
                                                                 --------  ----
                                                                 $185,258  $--
                                                                 ========  ====

   Gross deferred tax assets are primarily related to the amortization of organizational and loan origination costs. Gross deferred tax liabilities are primarily related to the prepayment of intangible taxes.

6.  Related-Party Transactions

   One of the stockholders of the Company, James M. Seneff, Jr., is a principal shareholder of CNL Group, Inc., the parent company of CNL Financial Services, Inc. Another stockholder of the Company, Robert A. Bourne, is the president of CNL Group, Inc., an officer of CNL Financial Services, Inc. and the sole shareholder of CNL Restaurants II, Inc.

   The Company's subsidiaries have entered into servicing and administration agreements pursuant to which CNL Financial Services, Inc. is entitled to receive an annual fee of 50 basis points of the applicable notes receivable balance, as defined in each agreement, payable monthly, based on a 360-day year. The duties of CNL Financial Services, Inc,. in the role of servicer and administrator, includes soliciting applications for the loan program, evaluating creditworthiness of applicants, servicing and collecting of principal and interest on the outstanding notes receivable balances, maintaining the accounting records and providing reports to parties of the loan agreements. The Company incurred $1,089,516, $205,837 and $3,543 in servicing and administrative fees for the years ended June 30, 1998 and 1997, and for the period from inception (October 9, 1995) through June 30, 1996, respectively.

   During 1998, the Company entered into a management and advisory agreement, pursuant to which the Company pays for certain services rendered to the Company by CNL Financial Services, Inc. Under the management and advisory agreement, the Company must pay CNL Financial Services, Inc. a management fee, advisory fee, arrangement fee, executive fee, guarantee fee and administration fee, as defined in the management and advisory agreement. The Company incurred $1,155,523 in expense related to these fees for the year ended June 30, 1998. Of this amount, $250,000 was capitalized into loan costs and is being amortized

                   CNL FINANCIAL CORPORATION AND SUBSIDIARIES to expense over the life of the loan. The remaining $100,000 was accounted for by the Company as a reduction of capital related to the issuance of stock in the current year. Additionally, the agreement provides that CNL Financial Services, Inc. be eligible for a performance bonus. The performance bonus shall be determined at the discretion of the Company's Board of Directors. No such bonus was approved for the year ended June 30, 1998.

   At June 30, 1998 and 1997, the Company had recorded a liability to CNL Financial Services, Inc. of $2,600,458 and $132,526, respectively, primarily related to application, commitment and origination fees collected by the Company on behalf of CNL Financial Services, Inc and management, administrative, arrangement and advisory fees due to CNL Financial Services, Inc. by the Company.

   The Company entered into three promissory note agreements during fiscal 1997, and three promissory note agreements during fiscal 1998 (collectively, Related Party Notes), with CNL Financial Services, Inc. under which the Company had borrowed $3,821,938 and $3,800,000, as of June 30, 1998 and 1997,
respectively. The Related Party Notes bear interest at 12 percent, are unsecured and are due upon demand. At June 30, 1998 and 1997, accrued interest of $413,604 and $54,641, respectively, was included in notes payable to related parties.

   CNL Group, Inc. has a line of credit with a bank under which the bank has the option to convert the line of credit to a subordinated debenture prior to November 12, 1998. Upon the conversion to a subordinated debenture, CNL Group, Inc. will issue warrants entitling the bank to purchase 10 percent of the Company's outstanding stock, subject to the antidilution provision contained in the Company's Shareholders' Agreement dated September 25, 1997. Unexercised warrants will expire on November 12, 1999.

   On January 16, 1997, Fin I loaned $7.4 million to Main Street California II, Inc., which is owned 100 percent by CNL Restaurants II, Inc., to purchase five TGI Friday's sites. The loan was subsequently modified on April 30, 1998. Payments are $77,968 per month with an annual interest rate of 9.64 percent. The loan period is for 180 months and is secured by leasehold improvements and equipment. Interest earned from the related party was $709,533 for the year ended June 30, 1998. At June 30, 1998 and 1997, the outstanding balance on this loan of $7,071,565 and $7,326,991, respectively, was included in notes receivable on the accompanying consolidated balance sheets. On August 14, 1998, this loan was included in the Company's securitization (See Note 3).

7. Concentration of Credit Risk

   The following schedule presents interest income by obligor, each representing more than 10 percent of the Company's total interest income for the years ended June 30, 1998 and 1997:

   Obligor                                                     1998      1997
   -------                                                  ---------- --------
   El Rancho New York Foods, Inc. and
    El Rancho New Jersey Foods, Inc........................ $2,120,490 $    --
   Valenti Mid Atlantic Management, LLC
    and Valenti Mid Atlantic Realty, Inc...................  2,438,435      --
   Main Street & Main, Inc.................................        --   364,903
   Main Street California II, Inc..........................        --   336,116

   In addition, the following schedule presents interest income of obligors by individual restaurant chain, each representing more than 10 percent of the Company's total interest income for the years ended June 30, 1998 and 1997:

   Chain                                                       1998      1997
   -----                                                    ---------- --------
   Burger King............................................. $2,881,011 $    --
   Taco Bell...............................................  3,187,718      --
   TGI Friday's............................................  5,581,091  992,945
   Wendy's.................................................  2,821,160      --

                   CNL FINANCIAL CORPORATION AND SUBSIDIARIES

   The following schedule presents the notes receivable by obligor, each representing more than 10 percent of the Company's total notes receivable balances at June 30, 1998 and 1997:

   Obligor                                                 1998        1997
   -------                                              ----------- -----------
   S & A Restaurant Corp............................... $45,854,000 $       --
   Main Street & Main, Inc.............................         --   21,245,008
   Valenti Mid-Atlantic Realty, LLC....................         --   25,550,000

   In addition, the following schedule presents the notes receivable of obligors by individual restaurant chain, each representing more than 10 percent of the Company's total notes receivable balances at June 30, 1998 and 1997:

   Chain                                                    1998        1997
   -----                                                 ----------- -----------
   Burger King.......................................... $47,614,538 $       --
   Taco Bell............................................  40,737,846  22,378,287
   TGI Friday's.........................................  71,212,110  52,478,081
   Wendy's..............................................  49,820,676  25,550,000
   Applebee's...........................................         --   15,745,741

   Although the Company's properties are geographically diverse throughout the United States and the obligors operate a variety of restaurant concepts, default by an obligor contributing more than 10 percent of the Company's interest income or whose note receivable balance represents more than 10 percent of the Company's total notes receivable could significantly impact the results of the Company. However, management believes the risk of such default is reduced due to the essential or important nature of these properties for the ongoing operations of the obligors.

8.Commitments

   In the ordinary course of business, the Company has outstanding loan commitments to qualified borrowers that are not reflected in the accompanying consolidated financial statements. These commitments, if accepted by the potential borrower, obligate the Company to provide funding. The unfunded commitment totaled approximately $13,376,000 at June 30, 1998.

9.Events Subsequent to Date of Report of Independent Certified Public Accountants (Unaudited)

   On October 2, 1998, the Company reduced the availability on the Magenta Loan (See Note 4) from $300,000,000 to $150,000,000. In connection with reducing the availability, the Company expensed approximately $939,000 of previously capitalized loan costs. Concurrent with reducing the availability on the Magenta Loan, the Company formed a wholly-owned subsidiary, CNL Financial V, LP (Fin V) and entered into a loan agreement with Prudential Securities Credit Corporation (the Prudential Loan). Pursuant to the terms of the Prudential Loan, Fin V is entitled to obtain loans for making secured loans to certain restaurant franchisees or franchisors. The Prudential Loan provides that Fin V is entitled to receive advances of up to $300,000,000. All amounts outstanding on the Magenta Loan were transferred to either the Franchise Loan or the Prudential Loan. CNL Financial Services, Inc. and CNL Group are also contingently liable under a performance guarantee on the Prudential Loan in favor of Fin V.

   On November 12, 1998, the option available to a bank to convert the CNL Group Inc. line of credit (See Note 6) to a subordinated debenture lapsed.

                          CNL FINANCIAL SERVICES, INC.

                         INDEX TO FINANCIAL STATEMENTS

Report of Independent Certified Public Accountants........................ F-59

Financial Statements

  Balance Sheets--As of June 30, 1997 and 1998............................ F-60

  Statements of Operations--For the years ended June 30, 1997 and 1998 and the Period from Inception (October 10, 1995 through June 30, 1996)..... F-61

  Statements of Stockholders' Equity--For the years ended June 30, 1997 and 1998 and the Period from Inception (October 10, 1995 through June
   30, 1996).............................................................. F-62

  Statements of Cash Flows--For the years ended June 30, 1997 and 1998 and the Period from Inception (October 10, 1995 through June 30, 1996)..... F-63

  Notes to Financial Statements--For the years ended June 30, 1997 and
   1998 and the Period from Inception (October 10, 1995 through June 30,
   1996).................................................................. F-64

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Stockholders of
CNL Financial Services, Inc.:

   We have audited the accompanying balance sheets of CNL Financial Services, Inc. (a Florida corporation) as of June 30, 1998 and 1997, and the related statements of operations, stockholders' equity and cash flows for the years ended June 30, 1998 and 1997, and the period from inception (October 10, 1995) through June 30, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CNL Financial Services, Inc. as of June 30, 1998 and 1997, and the results of its operations and its cash flows for years ended June 30, 1998 and 1997, and the period from inception (October 10, 1995) through June 30, 1996, in conformity with generally accepted accounting principles.

Arthur Andersen LLP

Orlando, Florida,
September 4, 1998

                          CNL FINANCIAL SERVICES, INC.

                     BALANCE SHEETS--JUNE 30, 1998 and 1997

                                                             1998       1997
                                                          ---------- ----------
                         ASSETS
Cash and cash equivalents................................ $    4,430 $  251,498
Due from related parties (note 2)........................  6,836,000  3,990,489
Prepaid expenses.........................................      8,304        --
Office furnishings and equipment, net of accumulated
 depreciation of $88,462 and $19,996 in 1998 and 1997,
 respectively............................................    239,612     26,844
Other assets.............................................        --     265,105
                                                          ---------- ----------
                                                          $7,088,346 $4,533,936
                                                          ========== ==========
          LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Accounts payable and accrued expenses.................. $  340,826 $   58,117
  Due to related party (Note 2)..........................    869,318  3,545,078
                                                          ---------- ----------
    Total liabilities....................................  1,210,144  3,603,195
                                                          ---------- ----------
Commitments (note 5)
Stockholders' equity
  Common stock, $1 par value; 10,000 shares authorized,
   2,000 and 1,800 issued and outstanding for 1998 and
   1997, respectively....................................      2,000      1,800
  Additional paid-in capital.............................  5,231,827    541,614
  Retained earnings......................................    644,375    387,327
                                                          ---------- ----------
    Total stockholders' equity...........................  5,878,202    930,741
                                                          ---------- ----------
                                                          $7,088,346 $4,533,936
                                                          ========== ==========


       The accompanying notes are an integral part of these balance sheets.

                          CNL FINANCIAL SERVICES, INC.

                            STATEMENTS OF OPERATIONS

                For The Years Ended June 30, 1998 and 1997, and
       The Period From Inception (October 10, 1995) Through June 30, 1996

                                                                Period From
                                                                 Inception
                                       Year Ended June 30,   (October 10, 1995)
                                      ----------------------      Through
                                         1998        1997      June 30, 1996
                                      ----------  ---------- ------------------
Fee revenues (note 2)...............  $5,974,885  $1,804,357     $     --
Expenses:
  Origination fees (Note 2).........   1,695,452         --            --
  Salaries..........................   1,448,359     431,001        95,200
  General and administrative........   3,014,760     602,554        93,659
                                      ----------  ----------
    Total expenses..................   6,158,571   1,033,555       188,859
                                      ----------  ----------     ---------
Operating (loss) income.............    (183,686)    770,802      (188,859)
                                      ----------  ----------     ---------
Interest income (note 2)............     608,560      54,641           --
Income (loss) before income taxes...     424,874     825,443      (188,859)
Provision (benefit) for income taxes
 (Note 3)...........................     167,826     326,050       (76,793)
                                      ----------  ----------     ---------
Net income (loss)...................  $  257,048  $  499,393     $(112,066)
                                      ==========  ==========     =========


        The accompanying notes are an integral part of these statements.

                          CNL FINANCIAL SERVICES, INC.

                       STATEMENTS OF STOCKHOLDERS' EQUITY

                For The Years Ended June 30, 1998 and 1997, and
       The Period From Inception (October 10, 1995) Through June 30, 1996

                                Number        Additional  Retained
                                  of    Par    Paid-in   (Deficit)/
                                Shares Value   Capital    Earnings     Total
                                ------ ------ ---------- ----------  ----------
Balance, at inception (October
 10, 1995)..................... $  --  $  --  $      --  $     --    $      --
  Issuance of common stock.....  1,800  1,800    541,614       --       543,414
  Net loss.....................    --     --         --   (112,066)    (112,066)
                                ------ ------ ---------- ---------   ----------
Balance, June 30, 1996.........  1,800  1,800    541,614  (112,066)     431,348
  Net income...................    --     --         --    499,393      499,393
                                ------ ------ ---------- ---------   ----------
Balance, June 30, 1997.........  1,800  1,800    541,614   387,327      930,741
  Issuance of common stock, net
   of issuance costs...........    200    200  4,690,213       --     4,690,413
  Net income...................    --     --         --    257,048      257,048
                                ------ ------ ---------- ---------   ----------
Balance, June 30, 1998......... $2,000 $2,000 $5,231,827 $ 644,375   $5,878,202
                                ====== ====== ========== =========   ==========


        The accompanying notes are an integral part of these statements.

                          CNL FINANCIAL SERVICES, INC.

                            STATEMENTS OF CASH FLOWS

                For The Years Ended June 30, 1998 and 1997, and
      The Period From Inception (October 10, 1995) Through June 30, 1996

                                                             Period From
                                                              Inception
                                                          (October 10, 1995)
                                  Year Ended June 30,          Through
                                 -----------------------       June 30,
                                    1998         1997            1996
                                 -----------  ----------  ------------------
Cash Flows From Operating
 Activities:
 Cash received from customers..  $ 3,802,221  $1,685,914      $     --
 Interest income...............      197,650      54,641            --
 Cash paid to employees and
  other operating cash payments   (6,211,431)   (895,804)      (180,908)
 Income tax (paid) refunded....     (493,876)     76,793            --
                                 -----------  ----------      ---------
    Net cash (used in) provided
     by operating activities...   (2,705,436)    921,544       (180,908)
                                 -----------  ----------      ---------
Cash Flows From Investing
 Activities:
  Payment of organizational
   expenses....................          --          --        (361,506)
  Purchase of office
   furnishings and equipment...     (281,235)    (35,434)           --
                                 -----------  ----------      ---------
    Net cash used in investing
     activities................     (281,235)    (35,434)      (361,506)
                                 -----------  ----------      ---------
Cash Flows From Financing
 Activities:
  Net proceeds from borrowings
   for office furnishings and
   equipment...................       15,592      29,512            --
  Proceeds from issuance of
   common stock................    4,690,413         --         543,414
  Net (repayments) advances
   from related parties........   (1,944,466)  3,189,517            --
  Net advances to related
   parties.....................      (21,936) (3,854,641)           --
                                 -----------  ----------      ---------
    Net cash provided by (used
     in) financing activities..    2,739,603    (635,612)       543,414
                                 -----------  ----------      ---------
Net (decrease) increase in cash
 and cash equivalents..........     (247,068)    250,498          1,000
Cash and cash equivalents,
 beginning of fiscal year......      251,498       1,000            --
                                 -----------  ----------      ---------
Cash and cash equivalents, end
 of fiscal year................  $     4,430  $  251,498      $   1,000
                                 ===========  ==========      =========
Reconciliation of Net Income to
 Net Cash Provided by Operating
 Activities:
  Net income (loss)............  $   257,048  $  499,393      $(112,066)
                                 -----------  ----------      ---------
  Adjustments to reconcile net
   income (loss) to net cash
   (used in) provided by
   operating activities--
   Amortization................       25,105      72,301         24,100
   Depreciation................       45,830       8,590            --
   (Increase) decrease in due
    from related parties          (2,583,575)    284,400        (94,198)
   Increase in prepaid
    expenses...................       (8,304)        --             --
   Decrease in due to related
    parties....................     (724,249)        --             --
   Increase in accounts payable
    and accrued expenses.......      282,709      56,860          1,256
                                 -----------  ----------      ---------
    Total adjustments..........   (2,962,484)    422,151        (68,842)
                                 -----------  ----------      ---------
    Net cash (used in) provided
     by operating activities...  $(2,705,436) $  921,544      $(180,908)
                                 ===========  ==========      =========

        The accompanying notes are an integral part of these statements.

                          CNL FINANCIAL SERVICES, INC.

                         NOTES TO FINANCIAL STATEMENTS

                          JUNE 30, 1998, 1997 AND 1996

1.Significant Accounting Policies

 Organization and Nature of Business

   CNL Financial Corporation, a Florida C corporation, was organized on October 10, 1995, and on December 15, 1995, its name was changed to CNL Financial Services, Inc. (the Company). The Company is a majority-owned subsidiary of CNL Group, Inc. (the Parent). Operations began in March 1996.

   The Company is primarily engaged in soliciting applications for CNL Financial Corporation (CFC), an affiliate under common control, and subsidiaries' loan program, evaluating creditworthiness of applicants, servicing and collecting of principal and interest on the outstanding notes receivable balances, maintaining the accounting records and providing reports to parties of the loan agreements.

   During fiscal 1998, the Company sold 200 shares of common stock for $1,000,000, net of issuance costs, to Five Arrows Realty Securities, LLC (Five Arrows). As part of this transaction, the Parent contributed an additional $3,690,413 to the Company.

 Cash and Cash Equivalents

   For purposes of the statements of cash flows, cash and cash equivalents include cash and cash invested in liquid instruments with a maturity of three months or less when purchased.

 Office Furnishings and Equipment

   Office furnishings and equipment are stated at cost and are depreciated primarily using an accelerated method over their estimated useful lives of five to 10 years. Major renewals and betterments are capitalized; replacements, maintenance and repairs, which do not improve or extend the lives of the respective assets, are expensed as incurred. When office furnishings and equipment are sold or disposed of, the asset account and related accumulated depreciation account are relieved, and any resulting gain or loss is included in income.

 Other Assets

   As of June 30, 1997, other assets consist primarily of costs incurred in connection with the organization and startup of CFC. During fiscal 1998, the Company entered into an agreement with CFC whereby CFC agreed to reimburse the Company for $240,000 of these costs. Therefore, these costs were reclassified to due from related parties as of June 30, 1998.

   During the year ended June 30, 1998, the Company adopted Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities." This statement requires all start-up activities and organizational costs to be expensed as incurred. This resulted in a write-off of approximately $25,105 of capitalized costs during the year ended June 30, 1998.

 Stock Split

   A 1.8-for-1 stock split was effected September 24, 1997, with the issuance of 800 common shares and the transfer of $800 from additional paid-in capital to the common stock account. Par value remained $1 per share subsequent to the split. All references to number of shares, except authorized shares in the financial statements, have been adjusted to reflect the stock split on a retroactive basis.

 Revenue Recognition

   Fee revenue includes fees earned for accounting, loan origination and servicing, management, advisory, and administration services. The Company recognizes fee revenue as the services are provided.

                          CNL FINANCIAL SERVICES, INC.

 Income Taxes

   The Company's taxable income or loss is includable in its Parent's consolidated federal and state income tax returns. The Company accounts for income taxes as if it were filing tax returns on a stand-alone basis using an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. In estimating future tax consequences, the Company considers all expected future events other than enactments of changes in the tax law or rates. Changes in tax laws or rates will be recognized in the future years in which they occur. Amounts payable or receivable related to income taxes are included in the due from or to related parties accounts. For the years ended June 30, 1998 and 1997, deferred taxes were immaterial.

 Use of Estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Reclassifications

   Certain prior-year amounts have been reclassified to conform with the current-year presentation.

2. Related-Party Transactions

   One of the principal shareholders of the Parent, James M. Seneff, Jr., is a stockholder and officer of CFC. Additionally, tbe president of the Parent and officer of the Company, Robert A. Bourne, is also a stockholder of CFC.

 Fees

   Substantially all fees earned by the Company are for services provided to CFC and its subsidiaries. In addition, during 1998, the Company and CFC entered into a management agreement whereby CFC pays the Company a management fee, advisory fee, arrangement fee, executive fee, guarantee fee and administration fee, as defined in the agreement. Additionally, the management and advisory agreement provides that the Company is eligible for a performance bonus, if approved, and in such amounts as may be determined by the Board of Directors of CFC at its discretion. No such bonus was approved for the year ended June 30, 1998.

 Due From Related Parties

   Due from related parties consisted of the following at June 30, 1998 and 1997:

                                                              1998       1997
                                                           ---------- ----------
   Fees receivable........................................ $2,360,458 $  135,848
   Advances receivable....................................  4,235,542  3,854,641
   Organization costs.....................................    240,000        --
                                                           $6,836,000 $3,990,489

   The fees receivable are due from CFC or its subsidiaries for services provided by the Company as described above. Amounts due are unsecured and bear interest at 12 percent per annum. There are no defined payment terms.

   The advances receivable are due from CFC and are unsecured, bear interest at 12 percent per annum, and are due on demand. For the years ended June 30, 1998, 1997 and 1996, the Company earned interest of $608,560, $54,641 and $0, respectively, related to these advances.

                          CNL FINANCIAL SERVICES, INC.

   The organization costs are due from CFC for expenses incurred by the Company on behalf of CFC (see Note 1).

 CNL Group, Inc. Loan Conversion Option

   The Parent has a line of credit with a bank under which the bank has the option to convert the line of credit to a subordinated debenture prior to November 12, 1998. Upon the conversion to a subordinated debenture, the Parent will issue warrants entitling the bank to purchase 10 percent of the Company's outstanding stock, subject to the antidilution provision contained in the Company's Shareholders' Agreement dated September 25, 1997. Unexercised warrants will expire on November 12, 1999.

Performance Guarantees

   The Company is also contingently liable under a performance guarantee in favor of CFC and Five Arrows for the payment and performance of any and all obligations of the Company related to agreements which it has entered into with CFC and Five Arrows. As of June 30, 1998, CFC had $20,000,000 outstanding related to these agreements.

   The Parent is also contingently liable under a performance guarantee in favor of CNL Financial III, LLC, a subsidiary of CFC, and Magenta Capital Corporation, an unrelated third party, for the payment and performance of any and all obligations of the Company related to an agreement which it has entered into with CNL Financial III, LLC and Magenta Capital Corporation. As of June 30, 1998, CNL Financial III, LLC had $220,043,424 outstanding related to this agreement.

   Additionally, the Parent is contingently liable under a performance guarantee in favor of CNL Financial IV, LP, a subsidiary of CFC, and Variable Funding Capital Corporation, an unrelated third party, for the payment and performance of any and all obligations of the Company related to an agreement (the Magenta Loan) which it has entered into with CNL Financial IV, LP and Variable Funding Capital Corporation. As of June 30, 1998, CNL Financial IV, LP had $50,203,000 outstanding related to this agreement.

 Loan Guarantee

   The Parent is contingently liable under a Limited Recourse Agreement related to a $150 million Warehouse Agreement between CNL Financial I, Inc., a subsidiary of CFC, as borrower, and First Union National Bank of Florida, as lender. Under the terms of the Limited Recourse Agreement, the Parent is liable for amounts drawn on the Warehouse loan for the purpose of making mortgage loans if, and only if, the loan was not made in accordance with underwriting criteria set forth by the lender. Such underwriting services are performed by the Company.

 Due to Related Party

   During the years ended June 30, 1998, 1997 and 1996, certain affiliated entities provided accounting and administrative services to the Company for which the Company incurred expenses of $1,114,175, $210,628 and $19,017, respectively. The amount due to related parties of $824,215 and $3,499,975 at June 30, 1998 and 1997, respectively, represents amounts due to the Parent or its subsidiaries for these services. Amounts due are unsecured and noninterest-bearing. There are no defined payment terms.

   The Company was allocated a portion of the indebtedness of the Parent for the acquisition of certain office furniture and equipment used by the Company. The balances outstanding at June 30, 1998 and 1997, were $45,103 and $29,511, respectively, and are included in due to related party in the accompanying balance sheets.

   The indebtedness bears interest at 8.75 percent, and is secured by the underlying office furnishings and equipment of the Company. The aggregate maturities of the allocated indebtedness to the Parent at June 30, 1998, were as follows:

                          CNL FINANCIAL SERVICES, INC.

   Year Ending June 30,                                                  Amount
   --------------------                                                  -------
   1999................................................................. $16,379
   2000.................................................................  12,589
   2001.................................................................   8,350
   2002.................................................................   5,298
   2003.................................................................   2,487
                                                                         -------
                                                                         $45,103
                                                                         =======

 Transactions with Related Party

   Effective July 1, 1997, the Company entered into an arrangement with CNL Fund Advisors, Inc. (CFA), a majority-owned subsidiary of CNL Group, Inc., which requires CFA to pay the Company for providing credit underwriting services on its behalf. Additionally, the Company is required to pay CFA an origination fee for services rendered in connection with all loans originated and serviced by the Company. The Company received income of $304,190 related to credit underwriting services and incurred expenses of $1,695,452 related to origination fees for the year ended June 30, 1998.

3. Income Taxes

   The provision (benefit) for income taxes consisted of the following components for the years ended June 30, 1998, 1997 and 1996:

                                                       1998     1997     1996
                                                     -------- -------- --------
   Current:
     Federal........................................ $144,458 $280,651 $(66,406)
     State..........................................   23,368   45,399  (10,387)
                                                     -------- -------- --------
                                                     $167,826 $326,050 $(76,793)
                                                     ======== ======== ========

   The difference between the income tax calculated at the U.S. Federal statutory rates is primarily because of the inclusion of state income taxes, net of federal benefit.

4. Profit Sharing Plan

   Employees of the Company are included in the Parent's defined contribution profit sharing plan (the Plan). The Plan is designed in accordance with the applicable sections of the Internal Revenue Code, and is not subject to minimum funding requirements. The Plan covers all eligible employees of the Company and its subsidiaries upon completion of one year of service. The Plan provides for employee contributions under a salary reduction plan, section 401(k). The employees may elect to contribute up to 15 percent of salary to a maximum under Internal Revenue Service regulations. The Company matches 50 percent of each employee's contribution up to a maximum of 3 percent of salary. For the years ended June 30, 1998, 1997 and 1996, the Company's contribution, including administration costs, amounted to $8,376, $3,076 and $2,236, respectively.

5. Commitments

   The Company has outstanding loan commitments to qualified borrowers that are not reflected in the accompanying financial statements. These commitments, if accepted by the potential borrower, obligate the Company to provide funding. Upon closing of the loan commitments, the funding will be provided by CFC's subsidiaries. The unfunded commitment totaled approximately $119,806,000 at June 30, 1998.

                          CNL FINANCIAL SERVICES, INC.

6. Event Subsequent to Date of Report of Independent Certified Public Accountants (Unaudited):

   On October 2, 1998, CNL Financial III, LLC, a related party, reduced the availability on the Magenta Loan (See Note 2) from $300,000,000 to $150,000,000 and suspended the use of the line. Concurrent with the suspension of the Magenta Loan, CFC formed a wholly-owned subsidiary, CNL Financial V, LP (Fin V) and entered into an agreement with Prudential Securities Credit Corporation (the Prudential Loan) which provides that Fin V is entitled to receive advances of up to $300,000,000. All amounts outstanding on the Magenta Loan were transferred to either the Prudential Loan or other borrowing facilities of CFC. The Company and the Parent were also contingently liable under a performance guarantee on the Prudential Loan in favor of Fin V.

   On November 12, 1998, the option available to convert the CNL Group Inc. line of credit (see Note 2) to a subordinated debenture lapsed.

                             CNL INCOME FUND, LTD.

                              FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                                            Page
                                                                            ----
Condensed Balance Sheets as of September 30, 1998 and December 31, 1997...  F-70
Condensed Statements of Income for the Quarters and Nine Months Ended
 September 30, 1998 and 1997..............................................  F-71
Condensed Statements of Partner's Capital for the Nine Months Ended
 September 30, 1998 and for the Year Ended December 31, 1997..............  F-72
Condensed Statements of Cash Flows for the Nine Months Ended September 30,
 1998 and 1997............................................................  F-73
Notes to Condensed Financial Statements for the Quarters and Nine Months
 Ended September 30, 1998 and 1997........................................  F-74
Report of Independent Accountants.........................................  F-76
Balance Sheets as of December 31, 1997 and 1996...........................  F-77
Statements of Income for the Years Ended December 31, 1997, 1996 and
 1995.....................................................................  F-78
Statements of Partner's Capital for the Years Ended December 31, 1997,
 1996 and 1995............................................................  F-79
Statements of Cash Flows for the Years Ended December 31, 1997, 1996 and
 1995.....................................................................  F-80
Notes to Financial Statements for the Years Ended December 31, 1997, 1996
 and 1995.................................................................  F-81

                             CNL INCOME FUND, LTD.
                        (A Florida Limited Partnership)

                            CONDENSED BALANCE SHEETS

                                                      September 30, December 31,
                                                          1998          1997
                                                      ------------- ------------
                       ASSETS
Land and buildings on operating leases, less
 accumulated depreciation
 of $2,226,822 and $2,172,913.......................   $7,624,993    $8,185,465
Investment in and due from joint ventures...........      896,601       919,476
Cash and cash equivalents...........................      285,367       184,130
Restricted cash.....................................          --        129,257
Receivables, less allowance for doubtful accounts of
 $3,092 in 1997.....................................          586        21,331
Prepaid expenses....................................        5,987         4,989
Lease costs, less accumulated amortization of
 $23,750 and $21,875................................       26,250        28,125
Accrued rental income...............................       29,628        27,305
                                                       ----------    ----------
                                                       $8,869,412    $9,500,078
                                                       ==========    ==========
         LIABILITIES AND PARTNERS' CAPITAL
Accounts payable....................................   $      811    $    2,595
Accrued and escrowed real estate taxes payable......        7,170           734
Distributions payable...............................      266,982       316,221
Due to related parties..............................      131,112       115,741
Rents paid in advance and deposits..................       24,673        35,737
                                                       ----------    ----------
    Total liabilities...............................      430,748       471,028
Partners' capital...................................    8,438,664     9,029,050
                                                       ----------    ----------
                                                       $8,869,412    $9,500,078
                                                       ==========    ==========



                See accompanying notes to financial statements.

                             CNL INCOME FUND, LTD.
                        (A Florida Limited Partnership)

                         CONDENSED STATEMENTS OF INCOME

                                             Quarter Ended    Nine Months Ended
                                             September 30,      September 30,
                                           ----------------- -------------------
                                             1998     1997     1998      1997
                                           -------- -------- -------- ----------
Revenues:
  Rental income from operating leases....  $243,612 $253,305 $774,444 $  780,333
  Interest and other income..............     6,597    6,517   19,053     14,314
                                           -------- -------- -------- ----------
                                            250,209  259,822  793,497    794,647
                                           -------- -------- -------- ----------
Expenses:
  General operating and administrative...    20,145   19,477   65,647     63,833
  Professional services..................     2,404    3,227   15,006      9,136
  Real estate taxes......................     1,080    1,101    3,241      3,305
  State and other taxes..................       --       --     4,450      3,538
  Depreciation and amortization..........    51,429   50,958  157,251    156,060
                                           -------- -------- -------- ----------
                                             75,058   74,763  245,595    235,872
                                           -------- -------- -------- ----------
Income Before Equity in Earnings of Joint
 Ventures and Gain on Sale of Land and
 Buildings...............................   175,151  185,059  547,902    558,775
Equity in Earnings of Joint Ventures.....    20,937  172,680   62,394    226,035
Gain on Sale of Land and Buildings.......       --   233,183  235,804    233,183
                                           -------- -------- -------- ----------
Net Income...............................  $196,088 $590,922 $846,100 $1,017,993
                                           ======== ======== ======== ==========
Allocation of Net Income:
  General partners.......................  $  1,961 $  4,999 $  7,118 $    9,270
  Limited partners.......................   194,127  585,923  838,982  1,008,723
                                           -------- -------- -------- ----------
                                           $196,088 $590,922 $846,100 $1,017,993
                                           ======== ======== ======== ==========
Net Income Per Limited Partner Unit......  $   6.47 $  19.53 $  27.97 $    33.62
                                           ======== ======== ======== ==========
Weighted Average Number of Limited
 Partner Units Outstanding...............    30,000   30,000   30,000     30,000
                                           ======== ======== ======== ==========


                See accompanying notes to financial statements.

                             CNL INCOME FUND, LTD.
                        (A Florida Limited Partnership)

                   CONDENSED STATEMENTS OF PARTNERS' CAPITAL

                                                 Nine Months Ended  Year Ended
                                                   September 30,   December 31,
                                                       1998            1997
                                                 ----------------- ------------
General partners:
  Beginning balance.............................    $  321,759      $  310,182
  Net income....................................         7,118          11,577
                                                    ----------      ----------
                                                       328,877         321,759
                                                    ----------      ----------
Limited partners:
  Beginning balance.............................     8,707,291       8,734,995
  Net income....................................       838,982       1,237,180
  Distributions ($47.88 and $42.16 per limited
   partner unit, respectively)..................    (1,436,486)     (1,264,884)
                                                    ----------      ----------
                                                     8,109,787       8,707,291
                                                    ----------      ----------
    Total partners' capital.....................    $8,438,664      $9,029,050
                                                    ==========      ==========



                See accompanying notes to financial statements.

                             CNL INCOME FUND, LTD.
                        (A Florida Limited Partnership)

                       CONDENSED STATEMENTS OF CASH FLOWS

                                Nine Months Ended
                                  September 30,
                              ----------------------
                                 1998        1997
                              ----------  ----------
Increase (Decrease) in Cash
 and Cash Equivalents:
  Net Cash Provided by
   Operating Activities.....  $  799,653  $1,009,004
                              ----------  ----------
Cash Flows from Investing
 Activities:
  Proceeds from sale of land
   and building.............     661,300     793,009
  Return of capital from
   joint venture............         --      472,373
  Decrease (increase) in
   restricted cash..........     126,009    (793,009)
                              ----------  ----------
  Net cash provided by
   investing activities.....     787,309     472,373
                              ----------  ----------
Cash Flows from Financing
 Activities:
  Proceeds from loan from
   corporate general
   partner..................         --       81,000
  Repayment of loan from
   corporate general
   partner..................         --      (81,000)
  Distributions to limited
   partners.................  (1,485,725)   (948,663)
                              ----------  ----------
    Net cash used in
     financing activities...  (1,485,725)   (948,663)
                              ----------  ----------
Net Increase in Cash and
 Cash Equivalents...........     101,237     532,714
Cash and Cash Equivalents at
 Beginning of Period........     184,130     159,379
                              ----------  ----------
Cash and Cash Equivalents at
 End of Period..............  $  285,367  $  692,093
                              ==========  ==========
Supplemental Schedule of
 Non-Cash Financing
 Activities:
  Distributions declared and
   unpaid at end of period..  $  266,982  $  316,221
                              ==========  ==========



                See accompanying notes to financial statements.

                             CNL INCOME FUND, LTD.
                        (A Florida Limited Partnership)

                    NOTES TO CONDENSED FINANCIAL STATEMENTS

           Quarters and Nine Months Ended September 30, 1998 and 1997

1. Basis of Presentation

   The accompanying unaudited condensed financial statements have been prepared in accordance with the instructions to Form 10-Q and do not include all of the information and note disclosures required by generally accepted accounting principles. The financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Operating results for the quarter and nine months ended September 30, 1998, may not be indicative of the results that may be expected for the year ending December 31, 1998. Amounts as of December 31, 1997, included in the financial statements, have been derived from audited financial statements as of that date.

   These unaudited financial statements should be read in conjunction with the financial statements and notes thereto included in Form 10-K of CNL Income Fund, Ltd. (the "Partnership") for the year ended December 31, 1997.

   In May 1998, the Financial Accounting Standards Board reached a consensus in EITF 98-9, entitled "Accounting for Contingent Rent in the Interim Financial Periods." Adoption of this consensus did not have a material effect on the Partnership's financial position or results of operations.

2. Land and Buildings on Operating Leases

   During the nine months ended September 30, 1998, the Partnership sold its property in Kissimmee, Florida, for $680,000 and received net sales proceeds of $661,300 resulting in a gain of $235,804 for financial reporting purposes. This property was originally acquired by the Partnership in 1987 and had a cost of approximately $475,400, excluding acquisition fees and miscellaneous acquisition expenses; therefore the Partnership sold this property for approximately $185,900 in excess of its original purchase price. In connection with the sale, the Partnership incurred a deferred, subordinated, real estate disposition fee of $20,400 (see Note 4).

3. Allocations and Distributions

   Generally, all net income and net losses of the Partnership, excluding gains and losses from the sale of properties, are allocated 99 percent to the limited partners and one percent to the general partners. Distributions of net cash flow are made 99 percent to the limited partners and one percent to the general partners; provided, however that the one percent of net cash flow to be distributed to the general partners is subordinated to receipt by the limited partners of an aggregate, ten percent, noncompounded annual return on their adjusted capital contributions (the "10% Preferred Return") on a noncumulative basis.

   Generally, net sales proceeds from the sale of properties, to the extent distributed, will be distributed first to the limited partners in an amount sufficient to provide them with the 10% Preferred Return on a cumulative basis, plus the return of their adjusted capital contributions. The general partners will then receive, to the extent previously subordinated and unpaid, a one percent interest in all prior distributions of net cash flow and a return of their capital contributions. Any remaining sales proceeds will be distributed 95 percent to the limited partners and five percent to the general partners. Any gain from the sale of a property is, in general, allocated in the same manner as net sales proceeds are distributable. Any loss from the sale of a property is, in general, allocated first, on a pro rata basis, to partners with positive balances in their capital accounts; and thereafter, 95 percent to the limited partners and five percent to the general partners.

                             CNL INCOME FUND, LTD.
                        (A Florida Limited Partnership)

                    NOTES TO CONDENSED FINANCIAL STATEMENTS

           Quarters and Nine Months Ended September 30, 1998 and 1997

3. Allocations and Distribution--Continued

   During the nine months ended September 30, 1998 and 1997, the Partnership declared distributions to the limited partners of $1,436,486 and $948,663, respectively ($266,982 and $316,221 for the quarters ended September 30, 1998 and 1997, respectively). This represents distributions of $47.88 and $31.62 per unit for the nine months ended September 30, 1998 and 1997, respectively ($8.90 and $10.54 per unit for the quarters ended September 30, 1998 and 1997, respectively). Distributions for the nine months ended September 30, 1998, included $586,300 as a result of the distribution of net sales proceeds from the sale of the property in Kissimmee, Florida. Of this amount, $216,361 was applied toward the limited partners' 10% Preferred Return and the balance of $369,939 was treated as a return of capital for purposes of calculating the limited partners' 10% Preferred Return. As a result of this return of capital, the amount of the limited partners' invested capital contributions (which generally is the limited partners' capital contributions, less distributions from the sale of a property that are considered to be a return of capital) was decreased; therefore, the amount of the limited partners' invested capital contributions on which the 10% Preferred Return is calculated was lowered accordingly. No distributions have been made to the general partners to date.

4. Related Party Transactions

   An affiliate of the Partnership is entitled to receive a deferred, subordinated real estate disposition fee, payable upon the sale of one or more properties based on the lesser of one-half of a competitive real estate commission or three percent of the sales price if the affiliate provides a substantial amount of services in connection with the sale. Payment of the real estate disposition fee is subordinated to receipt by the limited partners of the 10% Preferred Return on a cumulative basis, plus their adjusted capital contributions. For the nine months ended September 30, 1998, the Partnership incurred $20,400 in a deferred, subordinated, real estate disposition fee as a result of the sale of a property (see Note 2). No deferred, subordinated, real estate disposition fees were incurred for the nine months ended September 30, 1997.

                       Report of Independent Accountants

To the Partners
CNL Income Fund, Ltd.

   We have audited the accompanying balance sheets of CNL Income Fund, Ltd. (a Florida limited partnership) as of December 31, 1997 and 1996 and the related statements of income, partners' capital and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CNL Income Fund, Ltd. as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.

/s/ Coopers & Lybrand L.L.P.

Orlando, Florida
February 1, 1998

                             CNL INCOME FUND, LTD.
                        (A Florida Limited Partnership)

                                 BALANCE SHEETS

                                                              December 31,
                                                          ---------------------
                                                             1997       1996
                                                          ---------- ----------
                         ASSETS
Land and buildings on operating leases, less accumulated
 depreciation...........................................  $8,185,465 $8,091,154
Investment in and due from joint ventures...............     919,476    990,307
Cash and cash equivalents...............................     184,130    159,379
Restricted cash.........................................     129,257        --
Receivables, less allowance for doubtful accounts $3,092
 and of $1,413..........................................      21,331    180,248
Prepaid expenses........................................       4,989      4,465
Lease costs, less accumulated amortization of $21,875
 and $19,375............................................      28,125     30,625
Accrued rental income...................................      27,305     23,599
                                                          ---------- ----------
                                                          $9,500,078 $9,479,777
                                                          ========== ==========
           LIABILITIES AND PARTNERS' CAPITAL
Accounts payable........................................  $    2,595 $    2,131
Escrowed real estate taxes payable......................         734        525
Distributions payable...................................     316,221    316,221
Due to related parties..................................     115,741     95,012
Rents paid in advance and deposits......................      35,737     20,711
                                                          ---------- ----------
    Total liabilities...................................     471,028    434,600
Partners' capital.......................................   9,029,050  9,045,177
                                                          ---------- ----------
                                                          $9,500,078 $9,479,777
                                                          ========== ==========


                See accompanying notes to financial statements.

                             CNL INCOME FUND, LTD.
                        (A Florida Limited Partnership)

                              STATEMENTS OF INCOME

                                                  Year Ended December 31,
                                              --------------------------------
                                                 1997       1996       1995
                                              ---------- ---------- ----------
Revenues:
  Rental income from operating leases........ $1,038,443 $1,115,530 $1,129,406
  Contingent rental income...................     22,205     56,409     35,176
  Interest and other income..................     22,210    101,293     13,011
                                              ---------- ---------- ----------
                                               1,082,858  1,273,232  1,177,593
                                              ---------- ---------- ----------
Expenses:
  General operating and administrative.......     86,780     92,462     84,700
  Professional services......................     12,772     13,262     14,465
  Real estate taxes..........................      3,929      4,009     13,746
  State and other taxes......................      5,138      5,260      5,357
  Depreciation and amortization..............    208,807    210,206    210,197
                                              ---------- ---------- ----------
                                                 317,426    325,199    328,465
                                              ---------- ---------- ----------
Income Before Equity in Earnings of Joint
 Ventures and
 Gain on Sale of Land and Building...........    765,432    948,033    849,128
Equity in Earnings of Joint Ventures.........    250,142    116,076    112,974
Gain on Sale of Land and Building............    233,183     19,000        --
                                              ---------- ---------- ----------
Net Income................................... $1,248,757 $1,083,109 $  962,102
                                              ========== ========== ==========
Allocation of Net Income:
  General partners........................... $   11,577 $   10,641 $    9,621
  Limited partners...........................  1,237,180  1,072,468    952,481
                                              ---------- ---------- ----------
                                              $1,248,757 $1,083,109 $  962,102
                                              ========== ========== ==========
Net Income Per Limited Partner Unit.......... $    41.24 $    35.75 $    31.75
                                              ========== ========== ==========
Weighted Average Number of Limited Partner
 Units Outstanding...........................     30,000     30,000     30,000
                                              ========== ========== ==========


                See accompanying notes to financial statements.

                             CNL INCOME FUND, LTD.
                        (A Florida Limited Partnership)

                        STATEMENTS OF PARTNERS' CAPITAL

                  Years Ended December 31, 1997, 1996 and 1995

                              General Partners                       Limited Partners
                          ------------------------- ----------------------------------------------------
                                        Accumulated                              Accumulated Syndication
                          Contributions  Earnings   Contributions Distributions   Earnings      Costs       Total
                          ------------- ----------- ------------- -------------  ----------- -----------  ----------
Balance, December 31,
 1994...................    $193,400     $ 96,520    $13,314,525  $(12,164,195)  $ 9,752,623 $(1,663,140) $9,529,733
Distributions to limited
 partners ($42.16 per
 limited partner unit)..         --           --             --     (1,264,883)          --          --   (1,264,883)
Net income..............         --         9,621            --            --        952,481         --      962,102
                            --------     --------    -----------  ------------   ----------- -----------  ----------
Balance, December 31,
 1995...................     193,400      106,141     13,314,525   (13,429,078)   10,705,104  (1,663,140)  9,226,952
Distributions to limited
 partners ($42.16 per
 limited partner unit)..         --           --             --     (1,264,884)          --          --   (1,264,884)
Net income..............         --        10,641            --            --      1,072,468         --    1,083,109
                            --------     --------    -----------  ------------   ----------- -----------  ----------
Balance, December 31,
 1996...................     193,400      116,782     13,314,525   (14,693,962)   11,777,572  (1,663,140)  9,045,177
Distributions to limited
 partners ($42.16 per
 limited partner unit)..         --           --             --     (1,264,884)          --          --   (1,264,884)
Net income..............         --        11,577            --            --      1,237,180         --    1,248,757
                            --------     --------    -----------  ------------   ----------- -----------  ----------
Balance, December 31,
 1997...................    $193,400     $128,359    $13,314,525  $(15,958,846)  $13,014,752 $(1,663,140) $9,029,050
                            ========     ========    ===========  ============   =========== ===========  ==========



                See accompanying notes to financial statements.

                             CNL INCOME FUND, LTD.
                        (A Florida Limited Partnership)

                            STATEMENTS OF CASH FLOWS

                                                 Year Ended December 31,
                                             ----------------------------------
                                                1997        1996        1995
                                             ----------  ----------  ----------
Increase (Decrease) in Cash and Cash
 Equivalents:
 Cash Flows from Operating Activities:
 Cash received from tenants................  $1,227,883  $1,096,290  $1,152,159
 Distributions from joint ventures.........     152,019     133,296     129,006
 Cash paid for expenses....................     (84,642)   (106,546)   (110,488)
 Interest received.........................      21,556       9,648      11,837
                                             ----------  ----------  ----------
  Net cash provided by operating activi-
   ties....................................   1,316,816   1,132,688   1,182,514
                                             ----------  ----------  ----------
Cash Flows from Investing Activities:
 Proceeds from sale of land and building...     793,009      20,000         --
 Additions to land and building............    (863,135)        --          --
 Return of capital from joint venture......     472,373         --          --
 Investment in joint venture...............    (303,419)        --          --
 Increase in restricted cash...............    (126,009)        --          --
                                             ----------  ----------  ----------
  Net cash provided by (used in) investing
   activities..............................     (27,181)     20,000         --
                                             ----------  ----------  ----------
Cash Flows from Financing Activities:
 Proceeds from loan from corporate general
  partner..................................     133,000      83,100         --
 Repayment of loan from corporate general
  partner..................................    (133,000)    (83,100)        --
 Contributions from general partner                 --          --          --
 Distributions to limited partners.........  (1,264,884) (1,264,884) (2,164,568)
                                             ----------  ----------  ----------
  Net cash used in financing activities....  (1,264,884) (1,264,884) (2,164,568)
                                             ----------  ----------  ----------
Net Increase (Decrease) in Cash and Cash
 Equivalents...............................      24,751    (112,196)   (982,054)
Cash and Cash Equivalents at Beginning of
 Year......................................     159,379     271,575   1,253,629
                                             ----------  ----------  ----------
Cash and Cash Equivalents at End of Year...  $  184,130  $  159,379  $  271,575
                                             ==========  ==========  ==========
Reconciliation of Net Income to Net Cash
 Provided by
 Operating Activities:
 Net income................................  $1,248,757  $1,083,109  $  962,102
                                             ----------  ----------  ----------
Adjustments to reconcile net income to net
 cash provided by
 operating activities:
 Depreciation..............................     206,307     207,706     207,697
 Amortization..............................       2,500       2,500       2,500
 Equity in earnings of joint ventures, net
  of distributions.........................     (98,123)     17,220      16,032
 Gain on sale of land and building.........    (233,183)    (19,000)        --
 Decrease (increase) in receivables........     158,360    (151,105)    (16,414)
 Increase in prepaid expenses..............        (524)       (650)     (1,252)
 Decrease (increase) in accrued rental in-
  come.....................................      (3,706)      1,234      (2,081)
 Increase (decrease) in accounts payable
  and accrued expenses.....................         673     (11,712)        458
 Increase in due to related parties........      20,729      19,873       8,389
 Increase (decrease) in rents paid in ad-
  vance and deposits.......................      15,026     (16,487)      5,083
                                             ----------  ----------  ----------
  Total adjustments........................      68,059      49,579     220,412
                                             ----------  ----------  ----------
Net Cash Provided by Operating Activities..  $1,316,816  $1,132,688  $1,182,514
                                             ==========  ==========  ==========
Supplemental Schedule of Non-Cash Financing
 Activities:
 Distributions declared and unpaid at De-
  cember 31................................  $  316,221  $  316,221  $  316,221
                                             ==========  ==========  ==========

                See accompanying notes to financial statements.

                             CNL INCOME FUND, LTD.
                        (A Florida Limited Partnership)

                         NOTES TO FINANCIAL STATEMENTS

                  Years Ended December 31, 1997, 1996 and 1995

1. Significant Accounting Policies

   Organization and Nature of Business--CNL Income Fund, Ltd. (the "Partnership") is a Florida limited partnership that was organized for the purpose of acquiring both newly constructed and existing restaurant properties, as well as properties upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food restaurant chains.

   The general partners of the Partnership are CNL Realty Corporation (the "Corporate General Partner"), James M. Seneff, Jr. and Robert A. Bourne. Mr. Seneff and Mr. Bourne are also 50 percent shareholders of the Corporate General Partner. The general partners have responsibility for managing the day-to-day operations of the Partnership.

   Real Estate and Lease Accounting--The Partnership records the acquisition of land and buildings at cost, including acquisition and closing costs. Land and buildings are generally leased to unrelated third parties on a triple-net basis, whereby the tenant is generally responsible for all operating expenses relating to the property, including property taxes, insurance, maintenance and repairs. The leases are accounted for using the operating method. Under the operating method, land and building leases are recorded at cost, revenue is recognized as rentals are earned and depreciation is charged to operations as incurred. Buildings are depreciated on the straight-line method over their estimated useful lives of 30 years. When scheduled rentals vary during the lease term, income is recognized on a straight-line basis so as to produce a constant periodic rent over the lease term commencing on the date the property is placed in service.

   Accrued rental income represents the aggregate amount of income recognized on a straight-line basis in excess of scheduled rental payments to date.

   When the properties are sold, the related cost and accumulated depreciation plus any accrued rental income, will be removed from the accounts and gains or losses from sales will be reflected in income. The general partners of the Partnership review the properties for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through operations. The general partners determine whether an impairment in value has occurred by comparing the estimated future undiscounted cash flows, including the residual value of the property, with the carrying cost of the individual property. If an impairment is indicated, the assets are adjusted to their fair value.

   When the collection of amounts recorded as rental or other income is considered to be doubtful, an adjustment is made to increase the allowance for doubtful accounts, which is netted against receivables, and to decrease rental or other income or increase bad debt expense for the current period, although the Partnership continues to pursue collection of such amounts. If amounts are subsequently determined to be uncollectible, the corresponding receivable and the allowance for doubtful accounts are decreased accordingly.

   Investment in Joint Ventures--The Partnership's investments in Sand Lake Road Joint Venture, Orange Avenue Joint Venture, Seventh Avenue Joint Venture, and a property in Vancouver, Washington, held as tenants-in-common with affiliates, are accounted for using the equity method since the Partnership shares control with affiliates which have the same general partners.

   Cash and Cash Equivalents--The Partnership considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents consist of demand deposits at commercial banks and money market funds (some of which are backed by government securities). Cash equivalents are stated at cost plus accrued interest, which approximates market value.

                             CNL INCOME FUND, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

1. Significant Accounting Policies--Continued

   Cash accounts maintained on behalf of the Partnership in demand deposits at commercial banks and money market funds may exceed federally insured levels; however, the Partnership has not experienced any losses in such accounts. The Partnership limits investment of temporary cash investments to financial institutions with high credit standing; therefore, the Partnership believes it is not exposed to any significant credit risk on cash and cash equivalents.

   Lease Costs--Lease incentive costs and brokerage and legal fees associated with negotiating new leases are amortized over the terms of the new leases using the straight-line method.

   Income Taxes--Under Section 701 of the Internal Revenue Code, all income, expenses and tax credit items flow through to the partners for tax purposes. Therefore, no provision for federal income taxes is provided in the accompanying financial statements. The Partnership is subject to certain state taxes on its income and property.

   Additionally, for tax purposes, syndication costs are included in Partnership equity and in the basis of each partner's investment. For financial reporting purposes, syndication costs are netted against partners' capital and represent a reduction of Partnership equity and a reduction in the basis of each partner's investment.

   Use of Estimates--The general partners of the Partnership have made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. The more significant areas requiring the use of management estimates relate to the allowance for doubtful accounts and future cash flows associated with long-lived assets. Actual results could differ from those estimates.

2. Leases

   The Partnership leases its land and buildings primarily to operators of national and regional fast-food restaurants. The leases are accounted for under the provisions of Statement of Financial Accounting Standards No. 13, "Accounting for Leases." The leases have been classified as operating leases. Substantially all leases are for 15 to 20 years and provide for minimum and contingent rentals. In addition, the tenant generally pays all property taxes and assessments, fully maintains the interior and exterior of the building and carries insurance coverage for public liability, property damage, fire and extended coverage. The lease options generally allow tenants to renew the leases for two or three successive five-year periods subject to the same terms and conditions as the initial lease. Most leases also allow the tenant to purchase the property at fair market value after a specified portion of the lease has elapsed.

3. Land and Buildings on Operating Leases

   Land and buildings on operating leases consisted of the following at December 31:

                                                            1997        1996
                                                         ----------  ----------
   Land................................................. $3,999,700  $3,973,607
   Buildings............................................  6,358,678   6,226,321
                                                         ----------  ----------
                                                         10,358,378  10,199,928
   Less accumulated depreciation........................ (2,172,913) (2,108,774)
                                                         ----------  ----------
                                                         $8,185,465  $8,091,154
                                                         ==========  ==========

   In June 1996, the Partnership sold a small, undeveloped portion of the land relating to its property in Mesquite, Texas. In connection therewith, the Partnership received net sales proceeds of $20,000, and recognized a gain for financial reporting purposes, of $19,000.

                             CNL INCOME FUND, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

3. Land and Buildings on Operating Leases--Continued

   In August 1997, the Partnership sold its property in Casa Grande, Arizona, to a third party for $840,000 and received net sales proceeds (net of $2,691 which represents prorated rent returned to the tenant) of $793,009, resulting in a gain of $233,183 for financial reporting purposes. This property was originally acquired by the Partnership in December 1986 and had a cost of approximately $667,300, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the property for approximately $128,400 in excess of its original purchase price. In October 1997, the Partnership reinvested the majority of the net sales proceeds in a property located in Camp Hill, Pennsylvania.

   Certain leases provide for escalating guaranteed minimum rents throughout the lease terms. Income from these scheduled rent increases is recognized on a straight-line basis over the terms of the leases. For the years ended December 31, 1997 and 1995, the Partnership recognized $3,706 and $2,081, respectively, of such income. For the year ended December 31, 1996, rental payments received exceeded the rental income recognized on a straight-line basis by $1,234.

   The following is a schedule of the future minimum lease payments to be received on noncancellable operating leases at December 31, 1997:

   1998.............................................................. $  936,961
   1999..............................................................    911,652
   2000..............................................................    911,305
   2001..............................................................    887,428
   2002..............................................................    481,464
   Thereafter........................................................  3,394,672
                                                                      ----------
                                                                      $7,523,482
                                                                      ==========

   Since lease renewal periods are exercisable at the option of the tenant, the above table only presents future minimum lease payments due during the initial lease terms. In addition, this table does not include any amounts for future contingent rentals which may be received on the leases based on a percentage of the tenant's gross sales.

4. Investment in and Due from Joint Ventures

   In August 1997, Seventh Avenue Joint Venture, in which the Partnership owned a 50 percent interest, sold its property to its tenant for $950,000, and received net sales proceeds (net of $2,678 which represents prorated rent returned to the tenant) of $944,747, resulting in a gain to the joint venture of approximately $295,100 for financial reporting purposes. The property was originally acquired by Seventh Avenue Joint Venture in June 1986 and had a total cost of approximately $770,000, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the joint venture sold the property for approximately $177,400 in excess of its original purchase price. During 1997, as a result of the sale of the property, the joint venture was dissolved in accordance with the joint venture agreement. As a result, the Partnership received approximately $472,400, representing its pro-rata share of the net sales proceeds received by the joint venture.

   In December 1997, the Partnership acquired a property in Vancouver, Washington, as tenants-in-common with affiliates of the general partners. The Partnership accounts for its investment in this property using the equity method since the Partnership shares control with an affiliate, and amounts relating to its investment are included in investment in joint ventures. As of December 31, 1997, the Partnership owned a 12.17% interest in this property.

                             CNL INCOME FUND, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

4. Investment in and Due from Joint Ventures--Continued

   As of December 31, 1997, the Partnership had a 50 percent interest in the profits and losses of Orange Avenue Joint Venture and Sand Lake Road Joint Venture, and owned a 12.17% interest in a property in Vancouver, Washington, as tenants-in-common. These joint ventures, and the Partnership and affiliates, as tenants-in-common, each own and lease one property to an operator of national fast-food or family-style restaurants. The following presents the combined, condensed financial information for the joint ventures and the property held as tenants-in-common with affiliates at December 31:

                                                           1997       1996
                                                        ---------- ----------
   Land and buildings on operating leases, less
    accumulated depreciation........................... $3,338,774 $1,750,065
   Cash................................................      1,636     11,934
   Receivables.........................................        --      18,456
   Accrued rental income...............................        --      16,620
   Liabilities.........................................      1,677     30,232
   Partners' capital...................................  3,338,733  1,766,843
   Revenues............................................    246,236    277,652
   Gain on sale of land and building...................    295,080        --
   Net income..........................................    500,285    232,152

   The Partnership recognized income totalling $250,142, $116,076 and $112,974 for the years ended December 31, 1997, 1996 and 1995, respectively, from these joint ventures.

   The investment in and due from joint ventures included $27,682 at December 31, 1996, which was due from Seventh Avenue Joint Venture as a result of an underpayment of distributions to the Partnership.

5. Restricted Cash

   As of December 31, 1997, the remaining net sales proceeds of $126,009 from the sale of the property in Casa Grande, Arizona, plus accrued interest of $3,248, were being held in an interest-bearing escrow account pending the release of funds by the escrow agent to acquire an additional property.

6. Receivables

   In March 1996, the Partnership accepted a promissory note from the tenant of the property in Mesquite, Texas, in the amount of $156,308, for past due rental and other amounts, and real estate taxes previously paid by the Partnership on behalf of the tenant. Payments were due in 60 monthly installments of $3,492, including interest at a rate of 11 percent per annum, and collections commenced on June 1, 1996. Receivables at December 31, 1996, included $150,787 of such amounts, including accrued interest of $5,657 and late fees of $1,222. In January 1997, the Partnership collected the full amount of the promissory note.

7. Allocations and Distributions

   Generally, all net income and net losses of the Partnership, excluding gains and losses from the sale of properties, are allocated 99 percent to the limited partners and one percent to the general partners. Distributions of net cash flow are made 99 percent to the limited partners and one percent to the general partners; provided, however, that the one percent of net cash flow to be distributed to the general partners is subordinated to receipt by the limited partners of an aggregate, ten percent, noncumulative, noncompounded annual return on their adjusted capital contributions (the "10% Preferred Return").

                             CNL INCOME FUND, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

7. Allocations and Distributions--Continued

   Generally, net sales proceeds from the sale of properties, to the extent distributed, will be distributed first to the limited partners in an amount sufficient to provide them with their cumulative 10% Preferred Return, plus the return of their adjusted capital contributions. The general partners will then receive, to the extent previously subordinated and unpaid, a one percent interest in all prior distributions of net cash flow and a return of their capital contributions. Any remaining sales proceeds will be distributed 95 percent to the limited partners and five percent to the general partners. Any gain from the sale of a property is, in general, allocated in the same manner as net sales proceeds are distributable. Any loss from the sale of a property is, in general, allocated first, on a pro rata basis, to partners with positive balances in their capital accounts; and thereafter, 95 percent to the limited partners and five percent to the general partners.

   During each of the years ended December 31, 1997 and 1996, the Partnership declared distributions to the limited partners of $1,264,884, and during the year ended December 31, 1995, the Partnership declared distributions to the limited partners of $1,264,883. Distributions for the year ended December 31, 1994, included $861,500 as a result of the distribution of net sales proceeds from the sale of the property in Fairfield, California, which were treated as a return of capital for purposes of calculating the limited partners' cumulative 10% Preferred Return. As a result of the return of capital, the amount of the limited partners' adjusted capital contributions (which generally is the limited partners' capital contributions, less distributions from the sale of a property that are considered to be a return of capital) was decreased; therefore, the amount of the limited partners' adjusted capital contributions on which the 10% Preferred Return is calculated was lowered accordingly. No distributions have been made to the general partners to date.

8. Income Taxes

   The following is a reconciliation of net income for financial reporting purposes to net income for federal income tax purposes for the years ended December 31:

                                                1997        1996       1995
                                             ----------  ----------  --------
   Net income for financial reporting
    purposes................................ $1,248,757  $1,083,109  $962,102
   Depreciation for tax reporting purposes
    in excess of depreciation for financial
    reporting purposes......................   (104,279)   (108,995) (109,002)
   Gain on sale of land and building for
    financial reporting purposes in excess
    of gain for tax reporting purposes......   (233,183)        --        --
   Equity in earnings of joint ventures for
    financial reporting purposes in excess
    of equity in earnings of joint ventures
    for tax reporting purposes..............    (18,410)    (17,987)  (14,739)
   Accrued rental income....................     (3,706)      1,234    (2,081)
   Rents paid in advance....................     15,026     (16,487)    5,083
   Allowance for doubtful accounts..........      1,679    (120,724)   22,392
                                             ----------  ----------  --------
   Net income for federal income tax
    purposes................................ $  905,884  $  820,150  $863,755
                                             ==========  ==========  ========

9. Related Party Transactions

   One of the individual general partners, James M. Seneff, Jr., is one of the principal shareholders of CNL Group, Inc., the parent company of CNL Securities Corp. and CNL Fund Advisors, Inc. James M. Seneff, Jr. is director and chief executive officer of CNL Securities Corp. and is director, chairman of the board of directors and chief executive officer of CNL Fund Advisors, Inc. The other individual general partner, Robert A. Bourne,

                             CNL INCOME FUND, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

is director and president of CNL Securities Corp., is director, vice chairman of the board of directors and treasurer of CNL Fund Advisors, Inc. and served as president of CNL Fund Advisors, Inc through October 1997.

9. Related Party Transactions--Continued

   During the years ended December 31, 1997, 1996 and 1995, certain Affiliates acted as manager of the Partnership's properties pursuant to a property management agreement with the Partnership. In connection therewith, the Partnership agreed to pay the Affiliates an annual, noncumulative, subordinated property management fee of one-half of one percent of the Partnership assets under management (valued at cost) annually. The property management fee is limited to one percent of the sum of gross operating revenues from properties wholly owned by the Partnership and the Partnership's allocable share of gross operating revenues from joint ventures or competitive fees for comparable services. In addition, these fees will be incurred and will be payable only after the limited partners receive their aggregate, noncumulative 10% Preferred Return. Due to the fact that these fees are noncumulative, if the limited partners do not receive their 10% Preferred Return in any particular year, no management fees will be due or payable for such year. As a result of such threshold, no management fees were incurred during the years ended December 31, 1997, 1996 and 1995.

   Certain Affiliates are also entitled to receive a deferred, subordinated real estate disposition fee, payable upon the sale of one or more properties based on the lesser of one-half of a competitive real estate commission or three percent of the sales price if the Affiliates provide a substantial amount of services in connection with the sale. However, if the net sales proceeds are reinvested in a replacement property, no such real estate disposition fees will be incurred until such replacement property is sold and the net sales proceeds are distributed. The payment of the real estate disposition fee is subordinated to receipt by the limited partners of their aggregate, cumulative 10% Preferred Return, plus their adjusted capital contributions. No deferred, subordinated real estate disposition fees were incurred for the years ended December 31, 1997, 1996 and 1995.

   During the years ended December 31, 1997, 1996 and 1995, the Affiliates provided accounting and administrative services to the Partnership on a day-to-day basis. The Partnership incurred $57,679, $67,685 and $58,543 for the years ended December 31, 1997, 1996 and 1995, respectively, for such services.

   The due to related parties consisted of the following at December 31:

                                                                 1997    1996
                                                               -------- -------
   Due to Affiliates:
    Deferred, subordinated real estate disposition fee........ $ 66,750 $66,750
    Expenditures incurred on behalf of the Partnership........   17,902   9,527
    Accounting and administrative services....................   31,089  18,735
                                                               -------- -------
                                                               $115,741 $95,012
                                                               ======== =======

   The deferred, subordinated real estate disposition fees are the result of the Partnership's sale of two properties in prior years. These fees will not be paid until after the limited partners have received their cumulative 10% Preferred Return, plus their adjusted capital contributions, as described above.

10. Concentration of Credit Risk

   The following schedule presents total rental income from individual lessees, each representing more than ten percent of the Partnership's total rental income (including the Partner-ship's share of rental income from

                             CNL INCOME FUND, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

joint ventures and the property held as tenants-in-common with an affiliate), for at least one of the years ended December 31:

                                                       1997     1996     1995
                                                     -------- -------- --------
   Golden Corral Corporation........................ $452,653 $452,653 $452,653
   Wendy's Inter national, Inc......................  164,857  212,322  206,805
   Restaurant Management Services, Inc..............  128,737  129,633  124,315

10. Concentration of Credit Risk--Continued

   In addition, the following schedule presents total rental income from individual restaurant chains, each representing more than ten percent of the Partnership's total rental income (including the Partnership's share of rental income from joint ventures and the property held as tenant-in-common with an affiliate), for at least one of the years ended December 31:

                                                      1997     1996     1995
                                                    -------- -------- --------
   Golden Corral Family Steakhouse Restaurants..... $452,653 $452,653 $452,653
   Wendy's Old Fashioned Hamburger Restaurants.....  443,335  507,642  582,315
   Popeyes Famous Fried Chicken....................  128,737  129,633  124,315

   Although the Partnership's properties are geographically diverse throughout the United States and the Partnership's lessees operate a variety of restaurant concepts, default by any one of these lessees or restaurant chains could significantly impact the results of operations of the Partnership. However, the general partners believe that the risk of such a default is reduced due to the essential or important nature of these properties for the on-going operations of the lessees.

                            CNL INCOME FUND II, LTD.

                              FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                                           Page
                                                                           -----
Condensed Balance Sheets as of September 30, 1998 and December 31, 1997..   F-89

Condensed Statements of Income for the Quarters and Nine Months Ended
 September 30, 1998 and 1997.............................................   F-90

Condensed Statements of Partner's Capital for the Nine Months Ended
 September 30, 1998 and for the Year Ended December 31, 1997.............   F-91

Condensed Statements of Cash Flows for the Nine Months Ended September
 30, 1998 and 1997.......................................................   F-92

Notes to Condensed Financial Statements for the Quarters and Nine Months
 Ended September 30, 1998 and 1997.......................................   F-93

Report of Independent Accountants........................................   F-95

Balance Sheets as of December 31, 1997 and 1996..........................   F-96

Statements of Income for the Years Ended December 31, 1997, 1996 and
 1995....................................................................   F-97

Statements of Partner's Capital for the Years Ended December 31, 1997,
 1996 and 1995...........................................................   F-98

Statements of Cash Flows for the Years Ended December 31, 1997, 1996 and
 1995....................................................................   F-99

Notes to Financial Statements for the Years Ended December 31, 1997, 1996
 and 1995................................................................  F-100

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

                            CONDENSED BALANCE SHEETS

                                                      September 30, December 31,
                                                          1998          1997
                                                      ------------- ------------
                       ASSETS
Land and buildings on operating leases, less
 accumulated depreciation of $3,549,043 and
 $3,302,095.........................................   $12,917,620  $13,164,568
Investment in joint ventures........................     4,360,442    3,568,155
Mortgage note receivable............................        28,731       42,734
Cash and cash equivalents...........................       850,422      470,194
Restricted cash.....................................           --     2,470,175
Receivables, less allowance for doubtful accounts of
 $70,868 and $83,254................................        57,717       80,577
Prepaid expenses....................................         7,601        5,510
Lease costs, less accumulated amortization of
 $14,156 and $11,520................................         6,407        9,043
Accrued rental income...............................       168,738      148,103
                                                       -----------  -----------
                                                       $18,397,678  $19,959,059
                                                       ===========  ===========
         LIABILITIES AND PARTNERS' CAPITAL
Accounts payable....................................   $    18,197  $     7,170
Accrued and escrowed real estate taxes payable......         5,417        4,656
Distributions payable...............................       515,625      594,000
Due to related parties..............................       175,399      126,284
Rents paid in advance and deposits..................        26,975       25,300
                                                       -----------  -----------
    Total liabilities...............................       741,613      757,410
Partners' capital...................................    17,656,065   19,201,649
                                                       -----------  -----------
                                                       $18,397,678  $19,959,059
                                                       ===========  ===========


                See accompanying notes to financial statements.

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

                         CONDENSED STATEMENTS OF INCOME

                                          Quarter Ended     Nine Months Ended
                                          September 30,       September 30,
                                        ----------------- ----------------------
                                          1998     1997      1998        1997
                                        -------- -------- ----------  ----------
Revenues:
  Rental income from operating
   leases.............................  $450,831 $522,972 $1,321,975  $1,567,356
  Contingent rental income............     1,445   22,393      1,445      22,393
  Interest and other income...........    17,361   17,521     60,100      34,466
                                        -------- -------- ----------  ----------
                                         469,637  562,886  1,383,520   1,624,215
                                        -------- -------- ----------  ----------
Expenses:
  General operating and
   administrative.....................    65,025   33,496    129,895      93,225
  Bad debt expense....................       --       --         --       18,033
  Professional services...............     5,119    3,557     30,759      13,907
  Real estate taxes...................       --       --         --        1,259
  State and other taxes...............       --       --      14,732      10,403
  Depreciation and amortization.......    82,960  101,486    249,584     312,034
                                        -------- -------- ----------  ----------
                                         153,104  138,539    424,970     448,861
                                        -------- -------- ----------  ----------
Income Before Equity in Earnings of
 Joint Ventures, Gain on Sale of Land
 and Buildings and Real Estate
 Disposition Fees.....................   316,533  424,347    958,550   1,175,354
Equity in Earnings of Joint Ventures..   104,979   40,610    319,894     333,517
Gain on Sale of Land and Buildings....       --   301,901        --      460,152
Real Estate Disposition Fees..........       --       --     (45,150)        --
                                        -------- -------- ----------  ----------
Net Income............................  $421,512 $766,858 $1,233,294  $1,969,023
                                        ======== ======== ==========  ==========
Allocation of Net Income:
  General partners....................  $  4,214 $  5,636 $   12,783  $   17,583
  Limited partners....................   417,298  761,222  1,220,511   1,951,440
                                        -------- -------- ----------  ----------
                                        $421,512 $766,858 $1,233,294  $1,969,023
                                        ======== ======== ==========  ==========
Net Income Per Limited Partner Unit...  $   8.35 $  15.22 $    24.41  $    39.03
                                        ======== ======== ==========  ==========
Weighted Average Number of Limited
 Partner Units Outstanding............    50,000   50,000     50,000      50,000
                                        ======== ======== ==========  ==========


                See accompanying notes to financial statements.

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

                   CONDENSED STATEMENTS OF PARTNERS' CAPITAL

                                               Nine Months Ended  Year Ended
                                                 September 30,   December 31,
                                                     1998            1997
                                               ----------------- ------------
General partners:
  Beginning balance...........................    $   373,111     $   342,375
  Net income..................................         12,783            30,736
                                                  -----------    -----------
                                                      385,894        373,111
                                                  -----------    -----------
Limited partners:
  Beginning balance...........................     18,828,538      17,595,394
  Net income..................................      1,220,511        3,609,144
  Distributions ($55.58 and $47.52 per limited
   partner unit, respectively)................     (2,778,878)     (2,376,000)
                                                  -----------    -----------
                                                   17,270,171      18,828,538
                                                  -----------    -----------
Total partners' capital.......................    $17,656,065     $19,201,649
                                                  ===========    ===========



                See accompanying notes to financial statements.

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

                       CONDENSED STATEMENTS OF CASH FLOWS

                                                         Nine Months Ended
                                                           September 30,
                                                      ------------------------
                                                         1998         1997
                                                      -----------  -----------
Increase (Decrease) in Cash and Cash Equivalents:
  Net Cash Provided by Operating Activities.......... $ 1,601,005  $ 1,579,694
                                                      -----------  -----------
  Cash Flows from Investing Activities:
    Proceeds from sale of land and building..........         --     1,259,417
    Additions to land and buildings on operating
     leases..........................................         --       (29,526)
    Return of capital from joint venture.............         --       124,440
    Investment in joint ventures.....................    (834,888)         --
    Collections on mortgage note receivable..........      13,694          --
    Decrease (increase) in restricted cash...........   2,457,670   (1,259,417)
    Payment of lease costs...........................         --        (4,507)
                                                      -----------  -----------
      Net cash provided by investing activities......   1,636,476       90,407
                                                      -----------  -----------
  Cash Flows from Financing Activities:
    Proceeds from loans from corporate general part-
     ner.............................................         --       721,000
    Repayment of loans from corporate general part-
     ner.............................................         --      (721,000)
    Distributions to limited partners................  (2,857,253)  (1,782,000)
                                                      -----------  -----------
      Net cash used in financing activities..........  (2,857,253)  (1,782,000)
                                                      -----------  -----------
Net Increase (Decrease) in Cash and Cash Equiva-
 lents...............................................     380,228     (111,899)
Cash and Cash Equivalents at Beginning of Period.....     470,194      318,756
                                                      -----------  -----------
Cash and Cash Equivalents at End of Period........... $   850,422  $   206,857
                                                      ===========  ===========
Supplemental Schedule of Non-Cash Investing and Fi-
 nancing Activities:
  Mortgage note accepted in exchange for sale of land
   and building...................................... $       --   $    42,000
                                                      ===========  ===========
  Deferred real estate disposition fees incurred and
   unpaid at end of period........................... $    45,150  $       --
                                                      ===========  ===========
  Distributions declared and unpaid at end of peri-
   od................................................ $   515,625  $   594,000
                                                      ===========  ===========


                See accompanying notes to financial statements.

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

                    NOTES TO CONDENSED FINANCIAL STATEMENTS

           Quarters and Nine Months Ended September 30, 1998 and 1997

1. Basis of Presentation

   The accompanying unaudited condensed financial statements have been prepared in accordance with the instructions to Form 10-Q and do not include all of the information and note disclosures required by generally accepted accounting principles. The financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Operating results for the quarter and nine months ended September 30, 1998, may not be indicative of the results that may be expected for the year ending December 31, 1998. Amounts as of December 31, 1997, included in the financial statements, have been derived from audited financial statements as of that date.

   These unaudited financial statements should be read in conjunction with the financial statements and notes thereto included in Form 10-K of CNL Income Fund II, Ltd. (the "Partnership") for the year ended December 31, 1997.

   In May 1998, the Financial Accounting Standards Board reached a consensus in EITF 98-9, entitled "Accounting for Contingent Rent in the Interim Financial Periods." The adoption of this consensus did not have a material effect on the Partnership's financial position or results of operations.

2. Investment in Joint Ventures

   In January 1998, the Partnership acquired a 39.42% and a 13.38% interest in a property in Overland Park, Kansas, and a property in Memphis, Tennessee, respectively, as tenants-in-common with affiliates of the general partners. The Partnership accounts for its investments in these properties using the equity method since the Partnership shares control with affiliates, and amounts relating to its investments are included in investment in joint ventures.

   The following presents the combined, condensed financial information for all of the Partnership's investments in joint ventures and properties held as tenants-in-common at:

                                                   September 30, December 31,
                                                       1998          1997
                                                   ------------- ------------
   Land and buildings on operating leases, less
    accumulated depreciation......................  $8,457,326    $7,091,781
   Net investment in direct financing leases......   2,123,134       518,399
   Cash...........................................      37,273        56,815
   Receivables....................................          84         4,685
   Accrued rental income..........................     183,483       102,913
   Other assets...................................       1,056           418
   Liabilities....................................      38,145        31,673
   Partners' capital..............................  10,764,211     7,743,338
   Revenues.......................................     938,768       399,579
   Gain on sale of land and building..............         --        360,002
   Net income.....................................     780,857       687,021

   The Partnership recognized income totalling $319,894 and $333,517 for the nine months ended September 30, 1998 and 1997, respectively, from these joint ventures, $104,979 and $40,610 of which was earned for the quarters ended September 30, 1998 and 1997, respectively.

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)

           Quarters and Nine Months Ended September 30, 1998 and 1997


3. Allocations and Distributions

   Generally, all net income and net losses of the Partnership, excluding gains and losses from the sale of properties, are allocated 99 percent to the limited partners and one percent to the general partners. Distributions of net cash flow are made 99 percent to the limited partners and one percent to the general partners; provided, however, that the one percent of net cash flow to be distributed to the general partners is subordinated to receipt by the limited partners of an aggregate, ten percent, noncumulative, noncompounded annual return on their adjusted capital contributions (the "10% Preferred Return").

   Generally, net sales proceeds from the sale of properties, to the extent distributed, will be distributed first to the limited partners in an amount sufficient to provide them with their cumulative 10% Preferred Return, plus the return of their adjusted capital contributions. The general partners will then receive, to the extent previously subordinated and unpaid, a one percent interest in all prior distributions of net cash flow and a return of their capital contributions. Any remaining sales proceeds will be distributed 95 percent to the limited partners and five percent to the general partners. Any gain from the sale of a property is, in general, allocated in the same manner as net sales proceeds are distributable. Any loss from the sale of a property is, in general, allocated first on a pro rata basis to partners with positive balances in their capital accounts; and thereafter, 95 percent to the limited partners and five percent to the general partners.

   During the nine months ended September 30, 1998 and 1997, the Partnership declared distributions to the limited partners of $2,778,878 and $1,782,000, respectively ($515,625 and $594,000 for each of the quarters ended September 30, 1998 and 1997, respectively). This represents distributions of $55.58 and $35.64 per unit for the nine months ended September 30, 1998 and 1997, respectively ($10.31 and $11.88 per unit for each of the quarters ended September 30, 1998 and 1997, respectively). Distributions for the nine months ended September 30, 1998, included $1,232,003 as a result of the distribution of net sales proceeds from the 1997 sale of the Properties in Avon Park, Florida and Farmington Hills, Michigan. This amount was applied toward the limited partners' 10% Preferred Return. No distributions have been made to the general partners to date.

4. Related Party Transactions

   An affiliate of the Partnership is entitled to receive a deferred, subordinated real estate disposition fee, payable upon the sale of one or more properties based on the lesser of one-half of a competitive real estate commission or three percent of the sales price if the affiliate provides a substantial amount of services in connection with the sale. Payment of the real estate disposition fee is subordinated to receipt by the limited partners of their aggregate 10% Preferred Return, plus their adjusted capital contributions. For the nine months ended September 30, 1998, the Partnership incurred $45,150 in deferred, subordinated, real estate disposition fees as a result of the 1997 sales of properties in Avon Park, Florida and Farmington Hills, Michigan. No deferred, subordinated, real estate disposition fees were incurred for the nine months ended September 30, 1997.

                       Report of Independent Accountants

To the Partners
CNL Income Fund II, Ltd.

   We have audited the accompanying balance sheets of CNL Income Fund II, Ltd. (a Florida limited partnership) as of December 31, 1997 and 1996 and the related statements of income, partners' capital and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CNL Income Fund II, Ltd. as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.

/s/ Coopers & Lybrand L.L.P.

Orlando, Florida
February 2, 1998

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

                                 BALANCE SHEETS

                                                            December 31,
                                                       -----------------------
                                                          1997        1996
                                                       ----------- -----------
                        ASSETS
Land and buildings on operating leases, less
 accumulated depreciation............................. $13,164,568 $16,803,789
Investment in joint ventures..........................   3,568,155   1,314,386
Mortgage note receivable..............................      42,734         --
Cash and cash equivalents.............................     470,194     318,756
Restricted cash.......................................   2,470,175         --
Receivables, less allowance for doubtful accounts of
 $83,254 and $126,036.................................      80,577      99,185
Prepaid expenses......................................       5,510       4,819
Lease costs, less accumulated amortization of $11,520
 and $7,537...........................................       9,043      13,026
Accrued rental income.................................     148,103     117,357
                                                       ----------- -----------
                                                       $19,959,059 $18,671,318
                                                       =========== ===========
          LIABILITIES AND PARTNERS' CAPITAL
Accounts payable...................................... $     7,170 $    12,188
Accrued construction costs payable....................         --       29,526
Accrued and escrowed real estate taxes payable........       4,656       6,449
Distributions payable.................................     594,000     594,000
Due to related parties................................     126,284      45,078
Rents paid in advance and deposits....................      25,300      46,308
                                                       ----------- -----------
    Total liabilities.................................     757,410     733,549
Partners' capital.....................................  19,201,649  17,937,769
                                                       ----------- -----------
                                                       $19,959,059 $18,671,318
                                                       =========== ===========


                See accompanying notes to financial statements.

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

                              STATEMENTS OF INCOME

                                                   Year Ended December 31,
                                               --------------------------------
                                                  1997       1996       1995
                                               ---------- ---------- ----------
Revenues:
  Rental income from operating leases......... $2,024,119 $2,224,500 $2,207,971
  Contingent rental income....................     68,920     79,313     70,159
  Interest and other income...................     64,900     21,075     23,947
                                               ---------- ---------- ----------
                                                2,157,939  2,324,888  2,302,077
                                               ---------- ---------- ----------
Expenses:
  General operating and administrative........    137,924    131,628    121,317
  Professional services.......................     21,576     26,634     25,161
  Bad debt expense............................     27,965        --       4,745
  Real estate taxes...........................        410      4,647      3,588
  State and other taxes.......................     10,403      4,255      5,633
  Depreciation and amortization...............    399,820    421,759    456,793
                                               ---------- ---------- ----------
                                                  598,098    588,923    617,237
                                               ---------- ---------- ----------
Income Before Equity in Earnings of Joint
 Ventures, Gain on Sale of Land and Buildings
 and Lease Termination Income.................  1,559,841  1,735,965  1,684,840
Equity in Earnings of Joint Ventures..........    389,915    130,996    153,677
Gain on Sale of Land and Buildings............  1,476,124        --         --
Lease Termination Income......................    214,000        --         --
                                               ---------- ---------- ----------
Net Income.................................... $3,639,880 $1,866,961 $1,838,517
                                               ========== ========== ==========
Allocation of Net Income:
  General partners............................ $   30,736 $   18,670 $   18,385
  Limited partners............................  3,609,144  1,848,291  1,820,132
                                               ---------- ---------- ----------
                                               $3,639,880 $1,866,961 $1,838,517
                                               ========== ========== ==========
Net Income Per Limited Partner Unit........... $    72.18 $    36.97 $    36.40
                                               ========== ========== ==========
Weighted Average Number of Limited Partner
 Units Outstanding............................     50,000     50,000     50,000
                                               ========== ========== ==========


                See accompanying notes to financial statements.

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

                        STATEMENTS OF PARTNERS' CAPITAL

                  Years Ended December 31, 1997, 1996 and 1995

                                  General Partners                       Limited Partners
                              ------------------------- ----------------------------------------------------
                                            Accumulated                              Accumulated Syndication
                              Contributions  Earnings   Contributions Distributions   Earnings      Costs        Total
                              ------------- ----------- ------------- -------------  ----------- -----------  -----------
Balance, December 31, 1994..    $162,000     $143,320    $25,000,000  $(17,941,377)  $14,310,170 $(2,689,822) $18,984,291
 Distributions to limited
  partners ($47.52 per
  limited partner unit).....         --           --             --     (2,376,000)          --          --    (2,376,000)
 Net income.................         --        18,385            --            --      1,820,132         --     1,838,517
                                --------     --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31, 1995..     162,000      161,705     25,000,000   (20,317,377)   16,130,302  (2,689,822)  18,446,808
 Distributions to limited
  partners ($47.52 per
  limited partner unit).....         --           --             --     (2,376,000)          --          --    (2,376,000)
 Net income.................         --        18,670            --            --      1,848,291         --     1,866,961
                                --------     --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31, 1996..     162,000      180,375     25,000,000   (22,693,377)   17,978,593  (2,689,822)  17,937,769
 Distributions to limited
  partners ($47.52 per
  limited partner unit).....         --           --             --     (2,376,000)          --          --    (2,376,000)
 Net income.................         --        30,736            --            --      3,609,144         --     3,639,880
                                --------     --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31, 1997..    $162,000     $211,111    $25,000,000  $(25,069,377)  $21,587,737 $(2,689,822) $19,201,649
                                ========     ========    ===========  ============   =========== ===========  ===========


                See accompanying notes to financial statements.

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

                            STATEMENTS OF CASH FLOWS

                                                 Year Ended December 31,
                                             ----------------------------------
                                                1997        1996        1995
                                             ----------  ----------  ----------
Increase (Decrease) in Cash and Cash Equiv-
 alents:
 Cash Flows from Operating Activities:
  Cash received from tenants...............  $2,054,519  $2,295,531  $2,198,821
  Distributions from joint ventures........     147,995     164,718     181,908
  Cash paid for expenses...................     (80,744)   (130,042)   (229,879)
  Interest received........................      36,142      17,524      17,517
                                             ----------  ----------  ----------
   Net cash provided by operating activi-
    ties...................................   2,157,912   2,347,731   2,168,367
                                             ----------  ----------  ----------
 Cash Flows from Investing Activities:
  Proceeds from sale of land and build-
   ings....................................   4,659,078         --          --
  Proceeds received from tenant in connec-
   tion with termination of leases.........     214,000         --          --
  Additions to land and buildings on oper-
   ating leases............................     (29,526)    (11,107)     (4,323)
  Investment in joint ventures.............  (2,136,289)        --         (121)
  Return of capital from joint venture.....     124,440         --          --
  Decrease (increase) in restricted cash...  (2,457,670)     25,000     (25,000)
  Payment of lease costs...................      (4,507)     (1,930)    (12,426)
  Other....................................         --      (25,000)     25,000
                                             ----------  ----------  ----------
   Net cash provided by (used in) investing
    activities.............................     369,526     (13,037)    (16,870)
                                             ----------  ----------  ----------
 Cash Flows from Financing Activities:
  Proceeds from loans from corporate gen-
   eral partner............................     721,000     203,900         --
  Repayment of loans from corporate general
   partner.................................    (721,000)   (203,900)        --
  Distributions to limited partners........  (2,376,000) (2,376,000) (2,376,000)
                                             ----------  ----------  ----------
  Net cash used in financing activities....  (2,376,000) (2,376,000) (2,376,000)
                                             ----------  ----------  ----------
Net Increase (Decrease) in Cash and Cash
 Equivalents...............................     151,438     (41,306)   (224,503)
Cash and Cash Equivalents at Beginning of
 Year......................................     318,756     360,062     584,565
                                             ----------  ----------  ----------
Cash and Cash Equivalents at End of Year...  $  470,194  $  318,756  $  360,062
                                             ==========  ==========  ==========
Reconciliation of Net Income to Net Cash
 Provided by Operating Activities:
 Net income................................  $3,639,880  $1,866,961  $1,838,517
                                             ----------  ----------  ----------
 Adjustments to reconcile net income to net
  cash provided by operating activities:
  Depreciation.............................     395,837     417,776     417,614
  Amortization.............................       3,983       3,983      39,179
  Gain on sale of land and buildings.......  (1,476,124)        --          --
  Lease termination income.................    (214,000)        --          --
  Equity in earnings of joint ventures, net
   of distributions........................    (241,920)     33,722      28,231
  Decrease (increase) in receivables.......      23,799      (8,803)     (1,075)
  Increase in prepaid expenses.............        (691)     (1,570)     (2,211)
  Increase in accrued rental income........     (30,746)    (33,234)    (34,086)
  Decrease in other assets.................         --        1,750         --
  Increase (decrease) in accounts payable
   and accrued expenses....................      (2,304)      4,014     (21,043)
  Increase (decrease) in due to related
   parties.................................      81,206      35,824     (65,627)
  Increase (decrease) in rents paid in ad-
   vance and deposits......................     (21,008)     27,308     (31,132)
                                             ----------  ----------  ----------
   Total adjustments.......................  (1,481,968)    480,770     329,850
                                             ----------  ----------  ----------
Net Cash Provided by Operating Activities..  $2,157,912  $2,347,731  $2,168,367
                                             ==========  ==========  ==========
Supplemental Schedule of Non-Cash Investing
 and Financing Activities:
 Mortgage note accepted as consideration in
  sale of land and building................  $   42,000  $      --   $      --
                                             ==========  ==========  ==========
 Distributions declared and unpaid at De-
  cember 31................................  $  594,000  $  594,000  $  594,000
                                             ==========  ==========  ==========

                See accompanying notes to financial statements.

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

                         NOTES TO FINANCIAL STATEMENTS

                  Years Ended December 31, 1997, 1996 and 1995

1. Significant Accounting Policies

   Organization and Nature of Business--CNL Income Fund II, Ltd. (the "Partnership") is a Florida limited partnership that was organized for the purpose of acquiring both newly constructed and existing restaurant properties, as well as properties upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food restaurant chains.

   The general partners of the Partnership are CNL Realty Corporation (the "Corporate General Partner"), James M. Seneff, Jr. and Robert A. Bourne. Mr. Seneff and Mr. Bourne are also 50 percent shareholders of the Corporate General Partner. The general partners have responsibility for managing the day-to-day operations of the Partnership.

   Real Estate and Lease Accounting--The Partnership records the acquisition of land and buildings at cost, including acquisition and closing costs. Land and buildings are leased to unrelated third parties on a triple-net basis, whereby the tenant is generally responsible for all operating expenses relating to the property, including property taxes, insurance, maintenance and repairs. The leases are accounted for using the operating method. Under the operating method, land and building leases are recorded at cost, revenue is recognized as rentals are earned and depreciation is charged to operations as incurred. Buildings are depreciated on the straight-line method over their estimated useful lives of 30 years. When scheduled rentals vary during the lease term, income is recognized on a straight-line basis so as to produce a constant periodic rent over the lease term commencing on the date the property is placed in service.

   Accrued rental income represents the aggregate amount of income recognized on a straight-line basis in excess of scheduled rental payments to date.

   When the properties are sold, the related cost and accumulated depreciation plus any accrued rental income, are removed from the accounts and gains or losses from sales are reflected in income. The general partners of the Partnership review the properties for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through operations. The general partners determine whether an impairment in value has occurred by comparing the estimated future undiscounted cash flows, including the residual value of the property, with the carrying cost of the individual property. If an impairment is indicated, a loss will be recorded for the amount by which the carrying value of the asset exceeds its fair market value.

   When the collection of amounts recorded as rental or other income is considered to be doubtful, an adjustment is made to increase the allowance for doubtful accounts, which is netted against receivables, and to decrease rental or other income or increase bad debt expense for the current period, although the Partnership continues to pursue collection of such amounts. If amounts are subsequently determined to be uncollectible, the corresponding receivable and allowance for uncollectible accounts are decreased accordingly.

   Investment in Joint Ventures--The Partnership's investments in Kirkman Road Joint Venture, Holland Joint Venture and Show Low Joint Venture, and the property in Arvada, Colorado, the property in Mesa, Arizona, the property in Smithfield, North Carolina, and the property in Vancouver, Washington, for which each property is held as tenants-in-common with affiliates, are accounted for using the equity method since the Partnership shares control with affiliates which have the same general partners.

   Cash and Cash Equivalents--The Partnership considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents consist of demand

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

deposits at commercial banks and money market funds (some of which are backed by government securities). Cash equivalents are stated at cost plus accrued interest, which approximates market value.

   Cash accounts maintained on behalf of the Partnership in demand deposits at commercial banks and money market funds may exceed federally insured levels; however, the Partnership has not experienced any losses in such accounts. The Partnership limits investment of temporary cash investments to financial institutions with high credit standing; therefore, the Partnership believes it is not exposed to any significant credit risk on cash and cash equivalents.

   Lease Costs--Lease incentive costs and brokerage and legal fees associated with negotiating new leases are amortized over the terms of the new leases using the straight-line method. When a property is sold or a lease is terminated, the related lease cost, if any, net of accumulated amortization is removed from the accounts and charged against income.

   Income Taxes--Under Section 701 of the Internal Revenue Code, all income, expenses and tax credit items flow through to the partners for tax purposes. Therefore, no provision for federal income taxes is provided in the accompanying financial statements. The Partnership is subject to certain state taxes on its income and property.

   Additionally, for tax purposes, syndication costs are included in Partnership equity and in the basis of each partner's investment. For financial reporting purposes, syndication costs are netted against partners' capital and represent a reduction of Partnership equity and a reduction in the basis of each partner's investment.

   Use of Estimates--The general partners of the Partnership have made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. The more significant areas requiring the use of management estimates relate to the allowance for doubtful accounts and future cash flows associated with long-lived assets. Actual results could differ from those estimates.

2. Leases

   The Partnership leases its land or land and buildings primarily to operators of national and regional fast-food restaurants. The leases are accounted for under the provisions of Statement of Financial Accounting Standards No. 13, "Accounting for Leases." The leases have been classified as operating leases. Substantially all leases are for 15 to 20 years and provide for minimum and contingent rentals. In addition, the tenant generally pays all property taxes and assessments, fully maintains the interior and exterior of the building and carries insurance coverage for public liability, property damage, fire and extended coverage. The lease options generally allow tenants to renew the leases for two to four successive five-year periods subject to the same terms and conditions as the initial lease. Most leases also allow the tenant to purchase the property at fair market value after a specified portion of the lease has elapsed.

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)


3. Land and Buildings on Operating Leases

   Land and buildings on operating leases consisted of the following at December 31:

                                                          1997         1996
                                                       -----------  -----------
   Land............................................... $ 6,608,400  $ 8,052,723
   Buildings..........................................   9,858,263   12,567,157
                                                       -----------  -----------
                                                        16,466,663   20,619,880
   Less accumulated depreciation......................  (3,302,095)  (3,816,091)
                                                       -----------  -----------
                                                       $13,164,568  $16,803,789
                                                       ===========  ===========

   In June 1997, the Partnership sold its property in Eagan, Minnesota, to the tenant, for $668,033 and received net sales proceeds of $665,882, of which $42,000 were in the form of a promissory note, resulting in a gain of $158,251 for financial reporting purposes. This property was originally acquired by the Partnership in August 1987 and had a cost of approximately $601,100, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the property for approximately $64,800 in excess of its original purchase price. In October 1997, the Partnership used the net sales proceeds to acquire a property in Mesa, Arizona, as tenants-in-common (see Note
4).

   In addition, during 1997, the Partnership sold its properties in Jacksonville, Plant City and Avon Park, Florida; its property in Mathis, Texas and two properties in Farmington Hills, Michigan to third parties for aggregate sales prices of $4,162,006 and received aggregate net sales proceeds (net of $18,430, which represents amounts due to the former tenant for prorated rent) of $4,035,196, resulting in aggregate gains of $1,317,873 for financial reporting purposes. These six properties were originally acquired by the Partnership during 1987 and had aggregate costs of approximately $3,338,800, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold these six properties for approximately $714,400, in the aggregate, in excess of their original aggregate purchase prices. During 1997, the Partnership reinvested approximately $1,512,400 of these net sales proceeds in a property in Vancouver, Washington, and a property in Smithfield, North Carolina, as tenants-in-common with affiliates of the General Partners (see
Note 4). In January 1998, the Partnership reinvested a portion of these net sales proceeds in a property in Overland Park, Kansas, and a property in Memphis, Tennessee, as tenants-in-common with affiliates of the General Partners (see Note 12). In connection with the sale of both of the Farmington Hills, Michigan properties, the Partnership also received $214,000 as a lease termination fee from the former tenant in consideration of the Partnership's releasing the tenant from its obligation under the terms of the leases.

   Some of the leases provide for escalating guaranteed minimum rents throughout the lease terms. Income from these scheduled rent increases is recognized on a straight-line basis over the terms of the leases. For the years ended December 31, 1997, 1996 and 1995, the Partnership recognized $30,746, $33,234 and $34,086, respectively, of such income.

   The following is a schedule of the future minimum lease payments to be received on noncancellable operating leases at December 31, 1997:

   1998............................................................. $ 1,621,842
   1999.............................................................   1,609,878
   2000.............................................................   1,538,676
   2001.............................................................   1,554,429
   2002.............................................................   1,387,650
   Thereafter.......................................................   6,256,157
                                                                     -----------
                                                                     $13,968,632
                                                                     ===========

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)


   Since lease renewal periods are exercisable at the option of the tenant, the above table only presents future minimum lease payments due during the initial lease terms. In addition, this table does not include any amounts for future contingent rentals which may be received on the leases based on a percentage of the tenant's gross sales.

4. Investment in Joint Ventures

   The Partnership has a 50 percent interest, a 49 percent interest and a 64 percent interest in the profits and losses of Kirkman Road Joint Venture, Holland Joint Venture and Show Low Joint Venture, respectively. The remaining interests in Holland Joint Venture and Show Low Joint Venture are held by affiliates of the Partnership which have the same general partners. The Partnership also has a 33.87% interest in a property in Arvada, Colorado, with an affiliate of the Partnership that has the same general partners, as tenants-in-common. The Partnership accounts for its investment in this property using the equity method since the Partnership shares control with an affiliate. Amounts relating to its investment are included in investment in joint ventures.

   In January 1997, Show Low Joint Venture, in which the Partnership owns a 64 percent interest, sold its property to the tenant for $970,000, resulting in a gain to the joint venture of approximately $360,000 for financial reporting purposes. The property was originally contributed to Show Low Joint Venture in July 1990 and had a total cost of approximately $663,500, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the joint venture sold the property for approximately $306,500 in excess of its original purchase price.

   In June 1997, Show Low Joint Venture reinvested $782,413 of the net sales proceeds in a Darryl's property in Greensboro, North Carolina. As of December 31, 1997, the Partnership had received approximately $124,400 representing a return of capital for its pro-rata share of the uninvested net sales proceeds. As of December 31, 1997, the Partnership owned a 64 percent interest in the profits and losses of the joint venture.

   In October 1997, the Partnership used the net sales proceeds from the sale of the property in Eagan, Minnesota (see Note 3) to acquire a property in Mesa, Arizona, as tenants-in-common with an affiliate of the general partners. The Partnership accounts for its investment in this property using the equity method since the Partnership shares control with an affiliate, and amounts relating to its investment are included in investment in joint ventures. As of December 31, 1997, the Partnership owned a 57.77% interest in this property.

   In December 1997, the Partnership used the net sales proceeds from the sale of one of the properties in Farmington Hills, Michigan, to acquire a property in Smithfield, North Carolina, as tenants-in-common with an affiliate of the general partners. The Partnership accounts for its investment in this property using the equity method since the Partnership shares control with an affiliate, and amounts relating to its investment are included in investment in joint ventures. As of December 31, 1997, the Partnership owned a 47 percent interest in this property.

   In addition, in December 1997, the Partnership used the net sales proceeds from the sale of the property in Plant City, Florida, to acquire a property in Vancouver, Washington, as tenants-in-common with affiliates of the general partners. The Partnership accounts for its investment in this property using the equity method since the Partnership shares control with affiliates, and amounts relating to its investment are included in investment in joint ventures. As of December 31, 1997, the Partnership owned a 37.01% interest in this property.

   Kirkman Road Joint Venture, Holland Joint Venture, Show Low Joint Venture and the Partnership and affiliates, as tenants-in-common in four separate tenancy-in-common arrangements, each own and lease one

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

property to an operator of national fast-food or family-style restaurants. The following presents the combined, condensed financial information for the joint ventures and the four properties held as tenants-in-common with affiliates at December 31:

                                                            1997       1996
                                                         ---------- ----------
   Land and buildings on operating leases, less accumu-
    lated depreciation.................................  $7,091,781 $2,664,752
   Net investment in direct financing lease............     518,399        --
   Cash................................................      56,815     21,905
   Receivables.........................................       4,685      9,980
   Accrued rental income...............................     102,913     70,782
   Other assets........................................         418     44,263
   Liabilities.........................................      31,673     28,558
   Partners' capital...................................   7,743,338  2,783,124
   Revenues............................................     399,579    363,338
   Gain on sale of land and building...................     360,002        --
   Net income..........................................     687,021    250,026

   The Partnership recognized income totalling $389,915, $130,996 and $153,677 for the years ended December 31, 1997, 1996 and 1995, respectively, from these joint ventures and the properties held as tenants-in-common with affiliates.

5. Mortgage Note Receivable

   In connection with the sale in June 1997 of its property in Eagan, Minnesota, the Partnership accepted a promissory note in the amount of $42,000. The promissory note bears interest at a rate of 10.50% per annum, is collateralized by personal property and is being collected in 18 monthly installments of interest only and thereafter, the entire principal balance shall become due. As of December 31, 1997, the mortgage note receivable balance was $42,734, including accrued interest of $734.

6. Restricted Cash

   As of December 31, 1997, remaining net sales proceeds of $2,470,175 from the sales of several properties (see Note 3) including accrued interest of $12,505, were being held in interest-bearing escrow accounts pending the release of funds by the escrow agent to acquire additional properties on behalf of the Partnership and to distribute net sales proceeds to the limited partners.

7. Receivables

   In March 1996, the Partnership accepted a promissory note from the former tenant of the property in Gainesville, Texas, in the amount of $96,502, representing past due rental and other amounts, which had been included in receivables and for which the Partnership had established an allowance for doubtful accounts, and real estate taxes previously recorded as an expense by the Partnership. Payments are due in 60 monthly installments of $2,156, including interest at a rate of 11 percent per annum, commencing on June 1, 1996. Due to the uncertainty of the collectibility of this note, the Partnership established an allowance for doubtful accounts and is recognizing income as collected. As of December 31, 1997 and 1996, the balances in the allowance for doubtful accounts of $74,590 and $92,987, respectively, including accrued interest of $2,654 and $3,493, respectively, represents the uncollected amounts under this promissory note.

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)


8. Allocations and Distributions

   Generally, all net income and net losses of the Partnership, excluding gains and losses from the sale of properties, are allocated 99 percent to the limited partners and one percent to the general partners. Distributions of net cash flow are made 99 percent to the limited partners and one percent to the general partners; provided, however, that the one percent of net cash flow to be distributed to the general partners is subordinated to receipt by the limited partners of an aggregate, ten percent, noncumulative, noncompounded annual return on their adjusted capital contributions (the "10% Preferred Return").

   Generally, net sales proceeds from the sale of properties, to the extent distributed, will be distributed first to the limited partners in an amount sufficient to provide them with their cumulative 10% Preferred Return, plus the return of their adjusted capital contributions. The general partners will then receive, to the extent previously subordinated and unpaid, a one percent interest in all prior distributions of net cash flow and a return of their capital contributions. Any remaining sales proceeds will be distributed 95 percent to the limited partners and five percent to the general partners. Any gain from the sale of a property is, in general, allocated in the same manner as net sales proceeds are distributable. Any loss from the sale of a property is, in general, allocated first on a pro rata basis to partners with positive balances in their capital accounts; and thereafter, 95 percent to the limited partners and five percent to the general partners.

   During each of the years ended December 31, 1997, 1996 and 1995, the Partnership declared distributions to the limited partners of $2,376,000. No distributions have been made to the general partners to date.

9. Income Taxes

   The following is a reconciliation of net income for financial reporting purposes to net income for federal income tax purposes for the years ended December 31:

                                                1997        1996        1995
                                             ----------  ----------  ----------
   Net income for financial reporting
    purposes...............................  $3,639,880  $1,866,961  $1,838,517
   Depreciation for financial reporting
    purposes in excess of depreciation for
    tax reporting purposes.................      19,440      20,922      20,840
   Gain on sale of land and buildings for
    financial reporting purposes in excess
    of gain for tax reporting purposes.....    (638,739)        --          --
   Equity in earnings of joint ventures for
    tax reporting purposes less than equity
    in earnings of joint ventures for
    financial reporting purposes...........    (146,161)     (1,240)     (7,297)
   Allowance for doubtful accounts.........     (42,782)     25,225       2,449
   Accrued rental income...................     (30,746)    (33,234)    (34,086)
   Rents paid in advance...................     (21,008)     22,508     (34,132)
                                             ----------  ----------  ----------
   Net income for federal income tax
    purposes...............................  $2,779,884  $1,901,142  $1,786,291
                                             ==========  ==========  ==========

10. Related Party Transactions

   One of the individual general partners, James M. Seneff, Jr., is one of the principal shareholders of CNL Group, Inc., the parent company of CNL Securities Corp. and CNL Fund Advisors, Inc. James M. Seneff, Jr. is director and chief executive officer of CNL Securities Corp. and is director, chairman of the board of directors and chief executive officer of CNL Fund Advisors, Inc. The other individual general partner, Robert A. Bourne, is director and president of CNL Securities Corp., is director, vice chairman of the board of directors and treasurer of CNL Fund Advisors, Inc. and served as president of CNL Fund Advisors, Inc. through October 1997.

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)


   During the years ended December 31, 1997, 1996 and 1995, certain Affiliates acted as manager of the Partnership's Properties pursuant to a property management agreement with the Partnership. In connection therewith, the Partnership agreed to pay Affiliates an annual, noncumulative, subordinated property management fee of one-half of one percent of the Partnership assets under management (valued at cost) annually. The property management fee is limited to one percent of the sum of gross operating revenues from properties wholly owned by the Partnership and the Partnership's allocable share of gross operating revenues from joint ventures and the property held as tenants-in-common with an affiliate or competitive fees for comparable services. In addition, these fees will be incurred and will be payable only after the limited partners receive their aggregate, noncumulative 10% Preferred Return. Due to the fact that these fees are noncumulative, if the limited partners do not receive their 10% Preferred Return in any particular year, no property management fees will be due or payable for such year. As a result of such threshold no property management fees were incurred during the years ended December 31, 1997, 1996 and 1995.

   Certain Affiliates are also entitled to receive a deferred, subordinated real estate disposition fee, payable upon the sale of one or more properties based on the lesser of one-half of a competitive real estate commission or three percent of the sales price if the Affiliates provide a substantial amount of services in connection with the sale. However, if the net sales proceeds are reinvested in a replacement property, no such real estate disposition fees will be incurred until such replacement property is sold and the net sales proceeds are distributed. The payment of the real estate disposition fee is subordinated to receipt by the limited partners of their aggregate, cumulative 10% Preferred Return, plus their adjusted capital contributions. No deferred, subordinated real estate disposition fees have been incurred since inception.

   During the years ended December 31, 1997, 1996 and 1995, the Affiliates provided accounting and administrative services to the Partnership on a day-to-day basis. The Partnership incurred $78,139, $79,624 and $81,023 for the years ended December 31, 1997, 1996 and 1995, respectively, for such services.

   The due to related parties consisted of the following at December 31:

                                                                 1997    1996
                                                               -------- -------
   Due to Affiliates:
     Expenditures incurred on behalf of the Partnership....... $ 59,608 $21,079
     Accounting and administrative services...................   66,676  23,999
                                                               -------- -------
                                                               $126,284 $45,078
                                                               ======== =======

   During 1997, the Partnership acquired a property in Mesa, Arizona, as tenants-in-common with an affiliate of the general partners, for a purchase price of $630,554 from CNL BB Corp., also an affiliate of the general partners. CNL BB Corp. had purchased and temporarily held title to this property in order to facilitate the acquisition of the property by the Partnership. The purchase price paid by the Partnership represented the Partnership's percent of interest in the costs incurred by CNL BB Corp. to acquire and carry the property, including closing costs.

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)


11. Concentration of Credit Risk

   The following schedule presents total rental income from individual lessees, each representing more than ten percent of the Partnerships' total rental income (including the Partnership's share of rental income from joint ventures and the four properties held as tenants-in-common with affiliates) for at least one of the years ended December 31:

                                                       1997     1996     1995
                                                     -------- -------- --------
   Golden Corral Corporation........................ $408,333 $403,875 $410,226
   Restaurant Management Services, Inc..............  251,480  243,270  243,358

   In addition, the following schedule presents total rental income from individual restaurant chains, each representing more than ten percent of the Partnership's total rental income (including the Partnership's share of rental income from joint ventures and four properties held as tenants-in-common with affiliates) for at least one of the years ended December 31:

                                                      1997     1996     1995
                                                    -------- -------- --------
   Golden Corral Family Steakhouse Restaurants..... $408,333 $403,875 $410,226
   Wendy's Old Fashioned Hamburger Restaurants.....  381,567  421,165  412,949
   KFC.............................................  278,348  358,463  352,939
   Popeyes Famous Fried Chicken Restaurants........  251,480  243,270  243,358
   Denny's.........................................  221,580  388,050  372,639

   Although the Partnership's properties are geographically diverse throughout the United States and the Partnership's lessees operate a variety of restaurant concepts, default by any one of these lessees or restaurant chains could significantly impact the results of operations of the Partnership. However, the general partners believe that the risk of such a default is reduced due to the essential or important nature of these properties for the on-going operations of the lessees.

12. Subsequent Events

   In January 1998, the Partnership acquired a property in Overland Park, Kansas, as tenants-in-common with affiliates of the general partners. In connection therewith, the Partnership contributed approximately $634,100 for a 39.42% interest in such property. The Partnership will account for its investment in this property using the equity method since the Partnership will share control with affiliates.

   In addition, in January 1998, the Partnership acquired a property in Memphis, Tennessee, as tenants-in-common with affiliates of the general partners. In connection therewith, the Partnership contributed $201,300 for a 13.38% interest in such property. The Partnership will account for its investment in this property using the equity method since the Partnership will share control with affiliates.

                           CNL INCOME FUND III, LTD.

                              FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                                           Page
                                                                           -----
Condensed Balance Sheets as of September 30, 1998 and December 31, 1997..  F-109

Condensed Statements of Income for the Quarters and Nine Months Ended
 September 30, 1998 and 1997.............................................  F-110

Condensed Statements of Partner's Capital for the Nine Months Ended
 September 30, 1998 and for the Year Ended December 31, 1997.............  F-111

Condensed Statements of Cash Flows for the Nine Months Ended September
 30, 1998 and 1997.......................................................  F-112

Notes to Condensed Financial Statements for the Quarters and Nine Months
 Ended September 30, 1998 and 1997.......................................  F-113

Report of Independent Accountants........................................  F-117

Balance Sheets as of December 31, 1997 and 1996..........................  F-118

Statements of Income for the Years Ended December 31, 1997, 1996 and
 1995....................................................................  F-119

Statements of Partner's Capital for the Years Ended December 31, 1997,
 1996 and 1995...........................................................  F-120

Statements of Cash Flows for the Years Ended December 31, 1997, 1996 and
 1995....................................................................  F-121

Notes to Financial Statements for the Years Ended December 31, 1997, 1996
 and 1995................................................................  F-122

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

                            CONDENSED BALANCE SHEETS

                                                      September 30, December 31,
                                                          1998          1997
                                                      ------------- ------------
                       ASSETS
Land and buildings on operating leases, less
 accumulated depreciation and allowance for loss on
 land and buildings.................................   $11,923,109  $14,635,583
Investment in direct financing leases...............       916,580      926,862
Investment in joint ventures........................     2,093,452    1,179,762
Mortgage note receivable............................           --       681,687
Cash and cash equivalents...........................     1,726,345      493,118
Restricted cash.....................................           --       251,879
Receivables, less allowance for doubtful accounts of
 $152,230 and $154,469..............................        40,088      102,420
Prepaid expenses....................................         8,310       14,361
Lease costs, less accumulated amortization of $2,762
 in 1997............................................           --         9,238
Accrued rental income, less allowance for doubtful
 accounts of $14,735 and $15,384....................        85,729      154,738
Other assets........................................        29,354       29,354
                                                       -----------  -----------
                                                       $16,822,967  $18,479,002
                                                       ===========  ===========
         LIABILITIES AND PARTNERS' CAPITAL
Accounts payable....................................   $     1,192  $     5,219
Accrued and escrowed real estate taxes payable......        11,011       11,897
Distributions payable...............................       500,000      594,000
Due to related parties..............................       146,825       97,388
Rents paid in advance and deposits..................        37,763       20,745
                                                       -----------  -----------
  Total liabilities.................................       696,791      729,249
Minority interest...................................       136,402      138,617
Partners' capital...................................    15,989,774   17,611,136
                                                       -----------  -----------
                                                       $16,822,967  $18,479,002
                                                       ===========  ===========

                See accompanying notes to financial statements.

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

                         CONDENSED STATEMENTS OF INCOME

                                      Quarter Ended       Nine Months Ended
                                      September 30,         September 30,
                                    ------------------  ----------------------
                                      1998      1997       1998        1997
                                    --------  --------  ----------  ----------
Revenues:
  Rental income from operating
   leases.........................  $351,021  $460,694  $1,175,634  $1,490,536
  Adjustments to accrued rental
   income.........................   (29,474)      --      (80,800)        --
  Earned income from direct fi-
   nancing leases.................    33,613    34,101     101,222     102,631
  Interest and other income.......    22,875    37,122     103,546      82,031
                                    --------  --------  ----------  ----------
                                     378,035   531,917   1,299,602   1,675,198
                                    --------  --------  ----------  ----------
Expenses:
  General operating and adminis-
   trative........................    32,218    31,361     102,940     104,699
  Professional services...........     6,650     4,583      31,706      19,983
  Real estate taxes...............     1,886     4,229       9,421      11,789
  State and other taxes...........       530       --       12,250       9,924
  Depreciation and amortization...    72,026    90,917     236,345     278,778
                                    --------  --------  ----------  ----------
                                     113,310   131,090     392,662     425,173
                                    --------  --------  ----------  ----------
Income Before Minority Interest in
 Income of Consolidated Joint
 Venture, Equity in Losses of
 Unconsolidated Joint Ventures,
 Gain on Sale of Land and
 Buildings and Provision for Loss
 on Land and Buildings............   264,725   400,827     906,940   1,250,025
Minority Interest in Income of
 Consolidated Joint Venture.......    (4,352)   (4,352)    (12,933)    (12,933)
Equity in Losses of Unconsolidated
 Joint Ventures...................   (75,617)   (9,494)    (34,343)    (12,496)
Gain on Sale of Land and Build-
 ings.............................       --        --      596,586     969,052
Provision for Loss on Land and
 Buildings........................   (99,865)      --      (99,865)    (32,819)
                                    --------  --------  ----------  ----------
Net Income........................  $ 84,891  $386,981  $1,356,385  $2,160,829
                                    ========  ========  ==========  ==========
Allocation of Net Income:
  General partners................  $    (11) $  3,870  $   11,479  $   16,113
  Limited partners................    84,902   383,111   1,344,906   2,144,716
                                    --------  --------  ----------  ----------
                                    $ 84,891  $386,981  $1,356,385  $2,160,829
                                    ========  ========  ==========  ==========
Net Income Per Limited Partner
 Unit.............................  $   1.70  $   7.66  $    26.90  $    42.89
                                    ========  ========  ==========  ==========
Weighted Average Number of Limited
 Partner Units Outstanding........    50,000    50,000      50,000      50,000
                                    ========  ========  ==========  ==========

                See accompanying notes to financial statements.

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

                   CONDENSED STATEMENTS OF PARTNERS' CAPITAL

                                                 Nine Months Ended  Year Ended
                                                   September 30,   December 31,
                                                       1998            1997
                                                 ----------------- ------------
General partners:
  Beginning balance.............................    $   339,611    $   321,305
  Net income....................................         11,479         18,306
                                                    -----------    -----------
                                                        351,090        339,611
                                                    -----------    -----------
Limited partners:
  Beginning balance.............................     17,271,525     17,273,996
  Net income....................................      1,344,906      2,373,529
  Distributions ($59.55 and $47.52 per limited
   partner unit, respectively)..................     (2,977,747)    (2,376,000)
                                                    -----------    -----------
                                                     15,638,684     17,271,525
                                                    -----------    -----------
Total partners' capital.........................    $15,989,774    $17,611,136
                                                    ===========    ===========



                See accompanying notes to financial statements.

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

                       CONDENSED STATEMENTS OF CASH FLOWS

                                                         Nine Months Ended
                                                           September 30,
                                                      ------------------------
                                                         1998         1997
                                                      -----------  -----------
Increase (Decrease) in Cash and Cash Equivalents:
  Net Cash Provided by Operating Activities.......... $ 1,376,910  $ 1,500,218
                                                      -----------  -----------
  Cash Flows from Investing Activities:
    Proceeds from sale of land and buildings.........   3,214,616    2,811,159
    Additions to land and buildings on operating
     leases..........................................    (150,000)  (1,272,960)
    Investment in joint ventures.....................  (1,045,511)    (511,667)
    Collections on mortgage note receivable..........     678,730        3,100
    Decrease (increase) in restricted cash...........     245,377     (159,912)
                                                      -----------  -----------
      Net cash provided by investing activities......   2,943,212      869,720
                                                      -----------  -----------
  Cash Flows from Financing Activities:
    Proceeds from loans from corporate general part-
     ner.............................................         --        37,000
    Repayment of loans from corporate general part-
     ner.............................................         --       (37,000)
    Distributions to limited partners................  (3,071,747)  (1,782,000)
    Distributions to holders of minority interest....     (15,148)     (15,031)
                                                      -----------  -----------
      Net cash used in financing Activities..........  (3,086,895)  (1,797,031)
                                                      -----------  -----------
Net Increase in Cash and Cash Equivalents............   1,233,227      572,907
Cash and Cash Equivalents at Beginning of Period.....     493,118       57,751
                                                      -----------  -----------
Cash and Cash Equivalents at End of Period........... $ 1,726,345  $   630,658
                                                      ===========  ===========
Supplemental Schedule of Non-Cash Investing and
 Financing Activities:
  Mortgage note accepted in exchange for sale of land
   and building...................................... $       --   $   685,000
                                                      ===========  ===========
  Deferred real estate disposition fees incurred and
   unpaid at end of period........................... $    53,400  $    15,150
                                                      ===========  ===========
  Distributions declared and unpaid at end of peri-
   od................................................ $   500,000  $   594,000
                                                      ===========  ===========


                See accompanying notes to financial statements.

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

                    NOTES TO CONDENSED FINANCIAL STATEMENTS

           Quarters and Nine Months Ended September 30, 1998 and 1997

1. Basis of Presentation

   The accompanying unaudited condensed financial statements have been prepared in accordance with the instructions to Form 10-Q and do not include all of the information and note disclosures required by generally accepted accounting principles. The financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Operating results for the quarter and nine months ended September 30, 1998, may not be indicative of the results that may be expected for the year ending December 31, 1998. Amounts as of December 31, 1997, included in the financial statements, have been derived from audited financial statements as of that date.

   These unaudited financial statements should be read in conjunction with the financial statements and notes thereto included in Form 10-K of CNL Income Fund III, Ltd. (the "Partnership") for the year ended December 31, 1997.

   The Partnership accounts for its 69.07% interest in Tuscawilla Joint Venture using the consolidation method. Minority interest represents the minority joint venture partners' proportionate share of the equity in the Partnership's consolidated joint venture. All significant intercompany accounts and transactions have been eliminated.

   In May 1998, the Financial Accounting Standards Board reached a consensus in EITF 98-9, entitled "Accounting for Contingent Rent in the Interim Financial Periods." Adoption of this consensus did not have a material effect on the Partnership's financial position or results of operations.

   Certain items in the prior year's financial statements have been reclassified to conform to 1998 presentation. These reclassifications had no effect on partners' capital or net income.

2. Land and Buildings on Operating Leases

   Land and buildings on operating leases consisted of the following at:

                                                    September 30, December 31,
                                                        1998          1997
                                                    ------------- ------------
   Land............................................  $ 6,123,402  $ 7,325,960
   Buildings.......................................    8,720,879   10,891,910
                                                     -----------  -----------
                                                      14,844,281   18,217,870
   Less accumulated depreciation...................   (2,821,307)  (3,341,624)
                                                     -----------  -----------
                                                      12,022,974   14,876,246
   Less allowance for loss on land and building....      (99,865)    (240,663)
                                                     -----------  -----------
                                                     $11,923,109  $14,635,583
                                                     ===========  ===========

   During the nine months ended September 30, 1998, the Partnership sold its properties in Daytona Beach, Fernandina Beach and Punta Gorda, Florida, and Hagerstown, Maryland, for a total of approximately $3,280,000 and received net sales proceeds of $3,214,616, resulting in a total gain of $596,586 for financial

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

           Quarters and Nine Months Ended September 30, 1998 and 1997

reporting purposes. In connection with the sales of the properties in Daytona Beach and Fernandina Beach, Florida, the Partnership incurred deferred, subordinated, real estate disposition fees of $53,400 (see Note 6).

   In September 1998, the Partnership entered into a new lease agreement for the Golden Corral property located in Stockbridge, Georgia. In connection therewith, the Partnership funded $150,000 in renovation costs.

   As of December 31, 1997, the Partnership had established an allowance for loss on land and building of $240,663 for the property in Hagerstown, Maryland. The allowance represented the difference between the net carrying value at December 31, 1997 and the estimate of net realizable value of the property. The Partnership sold this property during the nine months ended September 30, 1998, as described above.

   In addition, during the nine months ended September 30, 1998, the Partnership established an allowance for loss on land and building of $99,865, for financial reporting purposes, relating to the property located in Hazard, Kentucky. The allowance represents the difference between the net carrying value of the property at September 30, 1998 and the current estimate of net realizable value for the property.

3. Investment in Joint Ventures

   In January 1998, the Partnership acquired a 25.84% interest in a property located in Overland Park, Kansas, as tenants-in-common with affiliates of the general partners. The Partnership accounts for its investment in this property using the equity method since the Partnership shares control with affiliates, and amounts relating to its investment are included in investment in joint ventures.

   In May 1998, the Partnership entered into a joint venture arrangement, RTO Joint Venture, with an affiliate of the general partners, to construct and hold one restaurant property. As of September 30, 1998, the Partnership had contributed $629,925 to purchase land and pay for construction relating to the joint venture. The Partnership has agreed to contribute approximately $36,100 in additional construction costs to the joint venture. When construction is completed, the Partnership will have an approximate 47 percent interest in the profits and losses of the joint venture. The Partnership accounts for its investment in this joint venture under the equity method since the Partnership shares control with an affiliate.

   The following presents the combined, condensed financial information for all of the Partnership's investments in joint ventures and properties held as tenants-in-common at:

                                                   September 30, December 31,
                                                       1998          1997
                                                   ------------- ------------
   Land and buildings on operating leases, less
    accumulated depreciation and allowance for
    loss on land and building.....................  $3,580,196    $3,152,962
   Net investment in direct financing leases......   3,406,017     1,003,680
   Cash...........................................      18,304        16,481
   Accrued rental income..........................      48,509        11,621
   Other assets...................................       3,368         1,480
   Liabilities....................................     123,346        18,722
   Partners' capital..............................   6,933,048     4,167,502
   Revenues.......................................     423,873        82,837
   Provision for loss on land and building........    (139,266)     (147,039)
   Net income (loss)..............................     222,725      (157,912)

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

           Quarters and Nine Months Ended September 30, 1998 and 1997


   The Partnership recognized losses totalling $34,343 and $12,496 for the nine months ended September 30, 1998 and 1997, respectively, from these joint ventures, of which losses totaling $75,617 and $9,494 were incurred during the quarters ended September 30, 1998 and 1997, respectively.

4. Mortgage Note Receivable

   In connection with the sale of the property in Roswell, Georgia, in June 1997, the Partnership accepted a promissory note in the principal sum of $685,000 collateralized by a mortgage on the property. During the nine months ended September 30, 1998, the Partnership collected the full amount of the outstanding mortgage note receivable balance.

   The mortgage note receivable consisted of the following at:

                                                      September 30, December 31,
                                                          1998          1997
                                                      ------------- ------------
     Principal balance...............................     $--         $678,730
     Accrued interest receivable.....................      --            2,957
                                                          ----        --------
                                                          $--         $681,687
                                                          ====        ========

5. Allocations and Distributions

   Generally, all net income and net losses of the Partnership, excluding gains and losses from the sale of properties, are allocated 99 percent to the limited partners and one percent to the general partners. Distributions of net cash flow are made 99 percent to the limited partners and one percent to the general partners; provided, however, that the one percent of net cash flow to be distributed to the general partners is subordinated to receipt by the limited partners of an aggregate, ten percent, noncompounded annual return on their adjusted capital contributions (the "10% Preferred Return") on a noncumulative basis.

   Generally, net sales proceeds from the sale of properties, to the extent distributed, will be distributed first to the limited partners in an amount sufficient to provide them with the 10% Preferred Return on a cumulative basis, plus the return of their adjusted capital contributions. The general partners will then receive, to the extent previously subordinated and unpaid, a one percent interest in all prior distributions of net cash flow and a return of their capital contributions. Any remaining sales proceeds will be distributed 95 percent to the limited partners and five percent to the general partners. Any gain from the sale of a property is, in general, allocated in the same manner as net sales proceeds are distributable.

   Any loss from the sale of a property is, in general, allocated first, on a pro rata basis, to partners with positive balances in their capital accounts; and thereafter, 95 percent to the limited partners and five percent to the general partners.

   During the nine months ended September 30, 1998 and 1997, the Partnership declared distributions to the limited partners of $2,977,747 and $1,782,000, respectively ($500,000 and $594,000 for the quarters ended September 30, 1998 and 1997, respectively). This represents distributions of $59.55 and $35.64 per unit for the nine months ended September 30, 1998 and 1997, respectively ($10.00 and $11.88 per unit for the quarters ended September 30, 1998 and 1997, respectively). Distributions for the nine months ended September 30, 1998, included $1,477,747 as a result of the distribution of net sales proceeds from the sale of the properties in Fernandina Beach and Daytona Beach, Florida. This amount was applied toward the limited partners' cumulative 10% Preferred Return. No distributions have been made to the general partners to date.

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

           Quarters and Nine Months Ended September 30, 1998 and 1997


6. Related Party Transactions

   An affiliate of the Partnership is entitled to receive a deferred, subordinated real estate disposition fee, payable upon the sale of one or more properties based on the lesser of one-half of a competitive real estate commission or three percent of the sales price if the affiliate provides a substantial amount of services in connection with the sale. Payment of the real estate disposition fee is subordinated to receipt by the limited partners of their aggregate cumulative 10% Preferred Return, plus their adjusted capital contributions. For the nine months ended September 30, 1998 and 1997, the Partnership incurred $53,400 and $15,150, respectively, in deferred, subordinated, real estate disposition fees as a result of the sale of properties in 1998 and 1997.

                       Report of Independent Accountants

To the Partners
CNL Income Fund III, Ltd.

   We have audited the accompanying balance sheets of CNL Income Fund III, Ltd. (a Florida limited partnership) as of December 31, 1997 and 1996 and the related statements of income, partners' capital and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CNL Income Fund III, Ltd. as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.

/s/ Coopers & Lybrand L.L.P.

Orlando, Florida
January 31, 1998

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

                                 BALANCE SHEETS

                                                             December 31,
                                                        -----------------------
                                                           1997        1996
                        ASSETS                          ----------- -----------
Land and buildings on operating leases, less
 accumulated depreciation and allowance for loss on
 land and building..................................... $14,635,583 $16,483,532
Net investment in direct financing leases..............     926,862     938,918
Investment in joint ventures...........................   1,179,762     643,912
Mortgage note receivable...............................     681,687         --
Cash and cash equivalents..............................     493,118      57,751
Restricted cash........................................     251,879         --
Receivables, less allowance for doubtful accounts of
 $154,469 and $70,142..................................     102,420     321,831
Prepaid expenses.......................................      14,361       6,898
Lease costs, less accumulated amortization of $2,762
 and $2,162............................................       9,238       9,838
Accrued rental income, less allowance for doubtful
 accounts of $15,384 in 1997...........................     154,738     114,738
Other assets...........................................      29,354      31,489
                                                        ----------- -----------
                                                        $18,479,002 $18,608,907
                                                        =========== ===========
           LIABILITIES AND PARTNERS' CAPITAL
Accounts payable....................................... $     5,219 $    14,183
Accrued and escrowed real estate taxes payable.........      11,897      72,827
Distributions payable..................................     594,000     594,000
Due to related parties.................................      97,388     102,859
Rents paid in advance and deposits.....................      20,745      88,325
Total liabilities......................................     729,249     872,194
Minority interest......................................     138,617     141,412
Partners' capital......................................  17,611,136  17,595,301
                                                        ----------- -----------
                                                        $18,479,002 $18,608,907
                                                        =========== ===========


                See accompanying notes to financial statements.

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

                              STATEMENTS OF INCOME

                                                Year Ended December 31,
                                            ----------------------------------
                                               1997        1996        1995
                                            ----------  ----------  ----------
Revenues:
  Rental income from operating leases.....  $1,859,911  $2,184,460  $2,115,798
  Earned income from direct Financing
   leases.................................      70,575      89,390      72,202
  Contingent rental income................     157,648     157,993     143,039
  Interest and other income...............     100,816      26,496      22,386
                                            ----------  ----------  ----------
                                             2,188,950   2,458,339   2,353,425
                                            ----------  ----------  ----------
Expenses:
  General operating and administrative....     140,886     147,840     131,071
  Professional services...................      27,314      50,064      28,758
  Bad debt expense........................      32,360         924      11,418
  Real estate taxes.......................      47,165       1,973      50,815
  State and other taxes...................       9,924      11,973      11,322
  Depreciation and amortization...........     368,782     425,366     434,492
                                            ----------  ----------  ----------
                                               626,431     638,140     667,876
                                            ----------  ----------  ----------
Income Before Minority Interest in Income
 of Consolidated Joint Venture, Equity in
 Earnings (Loss) of Unconsolidated Joint
 Ventures, Gain on Sale of Land and
 Buildings And Provision for Loss on Land
 and Building.............................   1,562,519   1,820,199   1,685,549
Minority Interest in Income of Consoli-
 dated Joint Ventures.....................     (17,285)    (17,282)    (17,205)
Equity in Earnings (Loss) of Unconsoli-
 dated Joint Venture......................    (148,170)     11,740      22,015
Gain on Sale of Land and Buildings........   1,027,590         --          --
Provision for Loss on Land and Building...     (32,819)        --     (207,844)
                                            ----------  ----------  ----------
Net Income................................  $2,391,835  $1,814,657  $1,482,515
                                            ==========  ==========  ==========
Allocation of Net Income:
  General partners........................  $   18,306  $   18,147  $   13,906
  Limited partners........................   2,373,529   1,796,510   1,468,609
                                            ----------  ----------  ----------
                                            $2,391,835  $1,814,657  $1,482,515
                                            ==========  ==========  ==========
Net Income Per Limited Partner Unit.......  $    47.47  $    35.93  $    29.37
                                            ==========  ==========  ==========
Weighted Average Number of Limited Partner
 Units Outstanding........................      50,000      50,000      50,000
                                            ==========  ==========  ==========

                See accompanying notes to financial statements.

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

                        STATEMENTS OF PARTNERS' CAPITAL

                  Years Ended December 31, 1997, 1996 and 1995

                         General Partners                  Limited Partners
                         ----------------- -------------------------------------------------
                                  Accumu-                              Accumu-
                         Contri-   lated     Contri-     Distri-        lated    Syndication
                         butions  Earnings   butions     butions      Earnings      Costs        Total
                         -------- -------- ----------- ------------  ----------- -----------  -----------
Balance, December 31,
 1994................... $161,500 $127,752 $25,000,000 $(16,021,640) $12,647,415 $(2,864,898) $19,050,129
 Distributions to
  limited partners
  ($47.52 per limited
  partner unit).........      --       --          --    (2,376,000)         --          --    (2,376,000)
 Net income.............      --    13,906         --           --     1,468,609         --     1,482,515
Balance, December 31,
 1995...................  161,500  141,658  25,000,000  (18,397,640)  14,116,024  (2,864,898)  18,156,644
 Distributions to
  limited partners
  ($47.52 per limited
  partner unit).........      --       --          --    (2,376,000)         --          --    (2,376,000)
 Net income.............      --    18,147         --           --     1,796,510         --     1,814,657
Balance, December 31,
 1996...................  161,500  159,805  25,000,000  (20,773,640)  15,912,534  (2,864,898)  17,595,301
 Distributions to
  limited partners
  ($47.52 per limited
  partner unit).........      --       --          --    (2,376,000)         --          --    (2,376,000)
 Net income.............      --    18,306         --           --     2,373,529         --     2,391,835
Balance, December 31,
 1997................... $161,500 $178,111 $25,000,000 $(23,149,640) $18,286,063 $(2,864,898) $17,611,136
                         ======== ======== =========== ============  =========== ===========  ===========



                See accompanying notes to financial statements.

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

                            STATEMENTS OF CASH FLOWS

                                                Year Ended December 31,
                                          -------------------------------------
                                             1997         1996         1995
                                          -----------  -----------  -----------
Increase (Decrease) in Cash and Cash
 Equivalents:
 Cash Flows From Operating Activities:
 Cash received from tenants.............  $ 2,268,568  $ 2,226,794  $ 2,340,729
 Distributions from unconsolidated joint
  ventures..............................       19,647       31,670       47,499
 Cash paid for expenses.................     (325,067)    (175,148)    (198,797)
 Interest received......................       58,541        8,438       14,006
                                          -----------  -----------  -----------
  Net cash provided by operating
   activities...........................    2,021,689    2,091,754    2,203,437
                                          -----------  -----------  -----------
 Cash Flows From Investing Activities:
 Proceeds from sale of land and
  buildings.............................    3,023,357          --           --
 Deposit received on sale of land
  parcel................................          --        51,400          --
 Additions to land and buildings........   (1,272,960)         --           --
 Investment in joint ventures...........     (703,667)         --           --
 Collections on note receivable.........        6,270          --           --
 Increase in restricted cash............     (245,377)         --           --
 Decrease (increase) in other assets....        2,135       (2,135)         --
                                          -----------  -----------  -----------
  Net cash provided by investing
   activities...........................      809,758       49,265          --
                                          -----------  -----------  -----------
 Cash Flows From Financing Activities:
 Proceeds from loans from corporate
  general partner.......................      117,000      661,400          --
 Repayment of loans from corporate
  general partner.......................     (117,000)    (661,400)         --
 Distributions to holder of minority
  interest..............................      (20,080)     (20,082)     (19,997)
 Distributions to limited partners......   (2,376,000)  (2,376,000)  (2,376,000)
                                          -----------  -----------  -----------
  Net cash used in Financing
   activities...........................   (2,396,080)  (2,396,082)  (2,395,997)
                                          -----------  -----------  -----------
Net Increase (Decrease) in Cash and Cash
 Equivalents............................      435,367     (255,063)    (192,560)
Cash and Cash Equivalents at Beginning
 of Year................................       57,751      312,814      505,374
Cash and Cash Equivalents at End of
 Year...................................  $   493,118  $    57,751  $   312,814
                                          ===========  ===========  ===========
Reconciliation of Net Income to Net Cash
 Provided by Operating Activities:
Reconciliation of Net Income to Net Cash
 Provided by Operating Activities:
 Net income.............................  $ 2,391,835  $ 1,814,657  $ 1,482,515
                                          -----------  -----------  -----------
 Adjustments to reconcile net income to
  net cash provided by operating
  activities:
 Depreciation...........................      368,182      424,766      433,892
 Amortization...........................          600          600          600
 Minority interest in income of
  consolidated joint venture............       17,285       17,282       17,205
 Equity in earnings of unconsolidated
  joint ventures, net of distributions..      167,817       19,930       25,484
 Gain on sale of land and buildings.....   (1,027,590)         --           --
 Provision for loss on land and
  building..............................       32,819          --       207,844
 Decrease (increase) in receivables.....      214,793     (215,193)       9,339
 Decrease in net investment in direct
  financing leases......................       12,056        7,331        5,358
 Increase in prepaid expenses...........       (7,463)      (1,297)      (1,778)
 Decrease (increase) in accrued rental
  income................................      (40,000)     (32,667)       7,161
 Decrease in accounts payable and
  accrued expenses......................      (71,844)      (4,732)     (21,689)
 Increase (decrease) in due to related
  parties...............................      (20,621)      48,944       51,578
 Increase (decrease) in rents paid in
  advance and deposits..................      (16,180)      12,133      (14,072)
                                          -----------  -----------  -----------
  Total adjustments.....................     (370,146)     277,097      720,922
                                          -----------  -----------  -----------
Net Cash Provided by Operating
 Activities.............................  $ 2,021,689  $ 2,091,754  $ 2,203,437
                                          ===========  ===========  ===========
Supplemental Schedule of Non-Cash
 Investing and Financing Activities:
 Mortgage note accepted as consideration
  in sale of land and building..........  $   685,000  $       --   $       --
 Deferred real estate disposition fee
  incurred and unpaid at December 31....  $    15,150  $       --   $       --
 Distributions declared and unpaid at
  December 31...........................  $   594,000  $   594,000  $   594,000
                                          ===========  ===========  ===========

                See accompanying notes to financial statements.

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

                         NOTES TO FINANCIAL STATEMENTS

                  Years Ended December 31, 1997, 1996 and 1995

1. Significant Accounting Policies

   Organization and Nature of Business--CNL Income Fund III, Ltd. (the "Partnership") is a Florida limited partnership that was organized for the purpose of acquiring both newly constructed and existing restaurant properties, as well as properties upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food restaurant chains.

   The general partners of the Partnership are CNL Realty Corporation (the "Corporate General Partner"), James M. Seneff, Jr. and Robert A. Bourne. Mr. Seneff and Mr. Bourne are also 50 percent shareholders of the Corporate General Partner. The general partners have responsibility for managing the day-to-day operations of the Partnership.

   Real Estate and Lease Accounting--The Partnership records the acquisition of land and buildings at cost, including acquisition and closing costs. Land and buildings are leased to unrelated third parties on a triple-net basis, whereby the tenant is generally responsible for all operating expenses relating to the property, including property taxes, insurance, maintenance and repairs. The leases are accounted for using either the direct financing or the operating methods. Such methods are described below:

     Direct financing method--The leases accounted for using the direct financing method are recorded at their net investment (which at the inception of the lease generally represents the cost of the asset) (Note
  4). Unearned income is deferred and amortized to income over the lease terms so as to produce a constant periodic rate of return on the Partnership's net investment in the leases.

     Operating method--Land and building leases accounted for using the operating method are recorded at cost, revenue is recognized as rentals are earned and depreciation is charged to operations as incurred. Buildings are depreciated on the straight-line method over their estimated useful lives of 30 years. When scheduled rentals vary during the lease term, income is recognized on a straight-line basis so as to produce a constant periodic rent over the lease term commencing on the date the property is placed in service.

     Accrued rental income represents the aggregate amount of income recognized on a straight-line basis in excess of scheduled rental payments to date.

   When the properties are sold, the related cost and accumulated depreciation for operating leases and the net investment for direct financing leases, plus any accrued rental income, will be removed from the accounts and gains or losses from sales will be reflected in income. The general partners of the Partnership review properties for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through operations. The general partners determine whether an impairment in value has occurred by comparing the estimated future undiscounted cash flows, including the residual value of the property, with the carrying cost of the individual property. Although the general partners have made their best estimate of these factors based on current conditions, it is reasonably possible that changes could occur in the near term which could adversely affect the general partners' estimate of net cash flows expected to be generated from its properties and the need for asset impairment write-downs. If an impairment is indicated, the assets are adjusted to their fair value.

   When the collection of amounts recorded as rental or other income is considered to be doubtful, an adjustment is made to increase the allowance for doubtful accounts, which is netted against receivables, and to decrease rental or other income or increase bad debt expense for the current period, although the Partnership continues to pursue collection of such amounts. If amounts are subsequently determined to be uncollectible, the corresponding receivable and allowance for doubtful accounts are decreased accordingly.

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995


   Investment in Joint Ventures--The Partnership accounts for its 69.07% interest in Tuscawilla Joint Venture using the consolidation method. Minority interest represents the minority joint venture partners' proportionate share of the equity in the Partnership's consolidated joint venture. All significant intercompany accounts and transactions have been eliminated.

   The Partnership's investment in Titusville Joint Venture and a property in each of Englewood, Colorado and Miami, Florida, held as tenants-in-common with affiliates, is accounted for using the equity method since the Partnership shares control with affiliates which have the same general partners.

   Cash and Cash Equivalents--The Partnership considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents consist of demand deposits at commercial banks and money market funds (some of which are backed by government securities). Cash equivalents are stated at cost plus accrued interest, which approximates market value.

   Cash accounts maintained on behalf of the Partnership in demand deposits at commercial banks and money market funds may exceed federally insured levels; however, the Partnership has not experienced any losses in such accounts. The Partnership limits investment of temporary cash investments to financial institutions with high credit standing; therefore, the Partnership believes it is not exposed to any significant credit risk on cash and cash equivalents.

   Lease Costs--Brokerage fees associated with negotiating a new lease are amortized over the term of the new lease using the straight-line method.

   Income Taxes--Under Section 701 of the Internal Revenue Code, all income, expenses and tax credit items flow through to the partners for tax purposes. Therefore, no provision for federal income taxes is provided in the accompanying financial statements. The Partnership is subject to certain state taxes on its income and property.

   Additionally, for tax purposes, syndication costs are included in Partnership equity and in the basis of each partner's investment. For financial reporting purposes, syndication costs are netted against partners' capital and represent a reduction of Partnership equity and a reduction in the basis of each partner's investment.

   Use of Estimates--The general partners of the Partnership have made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. The more significant areas requiring the use of management estimates relate to the allowance for doubtful accounts and future cash flows associated with long-lived assets. Actual results could differ from those estimates.

2. Leases

   The Partnership leases its land and buildings primarily to operators of national and regional fast-food restaurants. The leases are accounted for under the provisions of Statement of Financial Accounting Standards No. 13, "Accounting for Leases." The leases generally are classified as operating leases, however, a few of the leases have been classified as direct financing leases. For the leases classified as direct financing leases, the building portions of the property leases are accounted for as direct financing leases while the land portion of these leases are operating leases. Substantially all leases are for 15 to 20 years and provide for minimum and contingent rentals. In addition, the tenant generally pays all property taxes and assessments, fully maintains the interior and exterior of the building and carries insurance coverage for public liability, property damage, fire

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995

and extended coverage. The lease options generally allow tenants to renew the leases for two or four successive five-year periods subject to the same terms and conditions as the initial lease. Most leases also allow the tenant to purchase the property at fair market value after a specified portion of the lease has elapsed.

3. Land and Buildings on Operating Leases

     Land and buildings on operating leases consisted of the following at December 31:

                                                         1997         1996
                                                      -----------  -----------
     Land............................................ $ 7,325,960  $ 7,835,279
     Buildings.......................................  10,891,910   12,467,020
                                                      -----------  -----------
                                                       18,217,870   20,619,880
     Less accumulated depreciation...................  (3,341,624)  (3,610,923)
                                                      -----------  -----------
     Less allowance for loss on land and building....    (240,663)    (207,844)
                                                      -----------  -----------
                                                      $14,635,583  $16,483,532
                                                      ===========  ===========

   In 1995, the Partnership recorded an allowance for loss on land and building in the amount of $207,844 for financial reporting purposes for the Po Folks property in Hagerstown, Maryland. In addition, during 1997, the Partnership increased the allowance for loss on land and building by an additional $32,819 for such property. The allowance represents the difference between (i) the property's carrying value at December 31, 1997 and 1995, and (ii) the estimated net realizable value of the property based on the anticipated sales price relating to this property as of such dates.

   In January 1997, the Partnership sold its property in Chicago, Illinois, to a third party, for $505,000 and received net sales proceeds of $496,418, resulting in a gain of $3,827 for financial reporting purposes. The Partnership used $452,000 of the net sales proceeds to pay liabilities of the Partnership, including quarterly distributions to the limited partners. The balance of the funds were used to pay past due real estate taxes relating to this property incurred by the Partnership as a result of the former tenant declaring bankruptcy.

   In March 1997, the Partnership sold its property in Bradenton, Florida, to the tenant, for $1,332,154 and received net sales proceeds (net of $4,330 which represents real estate tax amounts due from tenant) of $1,305,671, resulting in a gain of $361,368 for financial reporting purposes. This property was originally acquired by the Partnership in June 1988 and had a cost of approximately $1,080,500, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the property for approximately $229,500 in excess of its original purchase price. In June 1997, the Partnership reinvested approximately $1,276,000 of the net sales proceeds received in a property in Fayetteville, North Carolina.

   In April 1997, the Partnership sold its property in Kissimmee, Florida, to a third party, for $692,400 and received net sales proceeds of $673,159, resulting in a gain of $271,929 for financial reporting purposes. This property was originally acquired by the Partnership in March 1988 and had a cost of approximately $474,800, excluding acquisition fees and miscellaneous acquisition expense; therefore, the Partnership sold the property for approximately $196,400 in excess of its original purchase price. In July 1997, the Partnership reinvested approximately $511,700 of these net sales proceeds in a property located in Englewood, Colorado, as tenants-in-common with an affiliate of the general partners (see Note 5).

   In April 1996, the Partnership received $51,400 as partial settlement in a right of way taking relating to a parcel of land of the property in Plant City, Florida. In April 1997, the Partnership received the remaining proceeds of $73,600 finalizing the sale of the land parcel. In connection therewith, the Partnership recognized a gain of $94,320 for financial reporting purposes.

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995


   In addition, in June 1997, the Partnership sold its property in Roswell, Georgia, to a third party for $985,000 and received net sales proceeds of $942,981, resulting in a gain of $237,608 for financial reporting purposes. This property was originally acquired by the Partnership in June 1988 and had a cost of approximately $775,200, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the property for approximately $167,800 in excess of its original purchase price. In connection therewith, the Partnership received $257,981 in cash and accepted the remaining sales proceeds in the form of a promissory note in the principal sum of $685,000 (see Note 6). In addition, in December 1997, the Partnership reinvested approximately $192,000 of the net sales proceeds in a property located in Miami, Florida, as tenants-in-common, with an affiliate of the general partners (see Note 5).

   In October 1997, the Partnership sold its property in Mason City, Iowa, to the tenant for $218,790 and received net sales proceeds (net of $511 which represents prorated rent returned to the tenant) of $216,528, resulting in a gain of $58,538 for financial reporting purposes. This property was originally acquired by the Partnership in March 1988 and had a cost of approximately $190,300, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the property for approximately $26,700 in excess of its original purchase price.

   Some leases provide for escalating guaranteed minimum rents throughout the lease terms. Income from these scheduled rent increases is recognized on a straight-line basis over the terms of the leases. For the years ended December 31, 1997, 1996 and 1995, the Partnership recognized $40,000, $32,667 and
$27,669, respectively, of such rental income.

   The following is a schedule of the future minimum lease payments to be received on noncancellable operating leases at December 31, 1997:

     1998........................................................... $ 1,534,701
     1999...........................................................   1,547,630
     2000...........................................................   1,547,630
     2001...........................................................   1,552,155
     2002...........................................................   1,529,200
     Thereafter.....................................................   8,374,163
                                                                     -----------
                                                                     $16,085,479
                                                                     ===========

   Since lease renewal periods are exercisable at the option of the tenant, the above table only presents future minimum lease payments due during the initial lease term. In addition, this table does not include any amounts for future contingent rentals which may be received on the leases based on a percentage of the tenants' gross sales.

4. Net Investment in Direct Financing Leases

   The following lists the components of net investment in direct financing leases at December 31:

                                                          1997         1996
                                                       -----------  -----------
   Minimum lease payments receivable.................. $ 2,191,519  $ 2,340,192
   Estimated residual value...........................     239,432      239,432
   Less unearned income...............................  (1,504,089)  (1,640,706)
                                                       -----------  -----------
   Net investment in direct financing leases.......... $   926,682  $   938,918
                                                       ===========  ===========

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995
   The following is a schedule of future minimum lease payments to be received on direct financing leases at December 31, 1997:

     1998............................................................ $  148,672
     1999............................................................    148,672
     2000............................................................    148,672
     2001............................................................    148,672
     2002............................................................    148,672
     Thereafter......................................................  1,448,159
                                                                      ----------
                                                                      $2,191,519
                                                                      ==========

   The above table does not include future minimum lease payments for renewal periods or for contingent rental payments that may become due in future periods (see Note 3).

5. Investment in Joint Ventures

   The Partnership has a 73.4% interest in the profits and losses of Titusville Joint Venture which is accounted for using the equity method. The remaining interest in the Titusville Joint Venture is held by an affiliate of the Partnership which has the same general partners.

   In July 1997, the Partnership acquired a property in Englewood Colorado, as tenants-in-common with an affiliate of the general partners. The Partnership accounts for its investment in this property using the equity method since the Partnership shares control with an affiliate, and amounts relating to its investment are included in investment in joint ventures. As of December 31, 1997, the Partnership owned a 32.77% interest in this property.

   In addition, in December 1997, the Partnership acquired a property in Miami, Florida, as tenants-in-common with affiliates of the general partners. The Partnership accounts for its investment in this property using the equity method since the Partnership shares control with affiliates, and amounts relating to its investment are included in investment in joint ventures. As of December 31, 1997, the Partnership owned a 9.84% interest in this property.

   Titusville Joint Venture and the Partnership and affiliates, as tenants-in-common in two separate tenancy-in-common arrangements, each own and lease one property to operators of national fast-food or family-style restaurants. The following presents the joint venture's condensed financial information at December 31:

                                                               1997       1996
                                                            ----------  --------
   Land and building on operating leases, less accumulated
    depreciation and allowance for loss on land and
    building..............................................  $3,152,962  $822,072
   Net investment in direct financing leases..............   1,003,680       --
   Cash...................................................      16,481     9,677
   Receivables............................................         --     11,233
   Accrued rental income..................................      11,621    17,700
   Other assets...........................................       1,480    29,631
   Liabilities............................................      18,722     9,665
   Partners' capital......................................   4,167,502   880,648
   Revenues...............................................      82,837    51,778
   Net income (loss)......................................    (157,912)   15,995

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995
   The Partnership recognized a loss totalling $148,170 for the year ended December 31, 1997 and income of $11,740 and $22,015 for the years ended December 31, 1996 and 1995, respectively, from these joint ventures.

6. Mortgage Note Receivable

   In connection with the sale of the property in Roswell, Georgia, in June 1997, the Partnership accepted a promissory note in the principal sum of $685,000 collateralized by a mortgage on the property. The promissory note bears interest at a rate of nine percent per annum and is being collected in 36 monthly installments of $6,163, including interest, with a balloon payment of $642,798 due in July 2000.

   The mortgage note receivable consisted of the following at December 31:

                                                                    1997    1996
                                                                  --------- ----
   Principal balance............................................. $ 678,730 $--
   Accrued interest receivable...................................     2,957  --
                                                                  --------- ---
                                                                  $ 681,687 $--
                                                                  ========= ===

   The general partners believe that the estimated fair value of the mortgage note receivable at December 31, 1997, approximates the outstanding principal amount based on estimated current rates at which similar loans would be made to borrowers with similar credit and for similar maturities.

7. Receivables

   During 1996, the Partnership terminated its lease with the former tenant of its properties in Hagerstown, Maryland. In connection therewith, the Partnership wrote off approximately $238,300 included in receivables relating to both the Denny's and Po Folks properties in Hagerstown, Maryland, and the related allowance for doubtful accounts. In October 1996, the Partnership entered into a lease agreement with a new tenant to operate the Denny's restaurant located on the Partnership's property and accepted a promissory note from the current tenant whereby $25,000, which had been included in receivables for past due rents from the former tenant, was converted to a loan receivable held by the Partnership to facilitate the asset purchase agreement between the former and current tenants. The promissory note bears interest of ten percent per annum and is being collected in 36 equal monthly installments of $807 and commenced in October 1996. Receivables at December 31, 1997 and 1996, include $16,318 and $23,240, respectively, including accrued interest of $164 and $50, respectively, relating to the promissory note.

8. Restricted Cash

   As of December 31, 1997, net sales proceeds of $245,377 from the sale of the property in Bradenton, Florida and Mason City, Iowa, plus accrued interest of $6,502, were being held in interest-bearing escrow accounts pending the release of funds by the escrow agent to acquire additional properties on behalf of the Partnership.

9. Allocations and Distributions

   Generally, all net income and net losses of the Partnership, excluding gains and losses from the sale of properties, are allocated 99 percent to the limited partners and one percent to the general partners. Distributions of net cash flow are made 99 percent to the limited partners and one percent to the general partners; provided, however, that the one percent of net cash flow to be distributed to the general partners is subordinated to receipt by the limited partners of an aggregate, ten percent, noncumulative, noncompounded annual return on their adjusted capital contributions (the "10% Preferred Return").

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995

   Generally, net sales proceeds from the sale of properties, to the extent distributed, will be distributed first to the limited partners in an amount sufficient to provide them with their cumulative 10% Preferred Return, plus the return of their adjusted capital contributions. The general partners will then receive, to the extent previously subordinated and unpaid, a one percent interest in all prior distributions of net cash flow and a return of their capital contributions. Any remaining sales proceeds will be distributed 95 percent to the limited partners and five percent to the general partners. Any gain from the sale of a property is, in general, allocated in the same manner as net sales proceeds are distributable. Any loss from the sale of a property is, in general, allocated first, on a pro rata basis, to partners with positive balances in their capital accounts; and thereafter, 95 percent to the limited partners and five percent to the general partners.

   During each of the years ended December 31, 1997, 1996 and 1995, the Partnership declared distributions to the limited partners of $2,376,000. No distributions have been made to the general partners to date.

10. Income Taxes

     The following is a reconciliation of net income for financial reporting purposes to net income for federal income tax purposes for the years ended December 31:

                                                1997        1996        1995
                                             ----------  ----------  ----------
Net income for financial reporting purpos-
 es........................................  $2,391,835  $1,814,657  $1,482,515
Depreciation for tax reporting purposes in
 excess of depreciation for financial
 reporting purposes........................     (21,782)     (9,754)       (628)
Allowance for loss on land and building....      32,819         --      207,844
Direct financing leases recorded as
 operating leases for tax reporting
 purposes..................................      12,056       7,330       5,358
Gain on sale of land for tax reporting pur-
 poses.....................................         --       20,724         --
Gain on sale of land and buildings for
 financial reporting purposes in excess of
 gain on sale for tax reporting
 purposes..................................    (689,281)        --          --
Equity in earnings of joint ventures for
 tax reporting purposes in excess of (less
 than) equity in earnings of joint ventures
 for financial reporting purposes..........     140,707      (1,329)     (1,769)
Allowance for doubtful accounts............      84,326    (283,135)     42,770
Accrued rental income......................     (40,000)    (32,667)      7,161
Rents paid in advance......................     (16,680)     12,133     (14,572)
Minority interest in timing differences of
 consolidated joint venture................        (133)       (162)       (106)
                                             ----------  ----------  ----------
Net income for federal income tax purpos-
 es........................................  $1,893,867  $1,527,797  $1,728,573
                                             ==========  ==========  ==========

11. Related Party Transactions

   One of the individual general partners, James M. Seneff, Jr., is one of the principal shareholders of CNL Group, Inc., the parent company of CNL Securities Corp. and CNL Fund Advisors, Inc. James M. Seneff, Jr. is director and chief executive officer of CNL Securities Corp. and is director, chairman of the board of directors and chief executive officer of CNL Fund Advisors, Inc. The other individual general partner, Robert A. Bourne, is director and president of CNL Securities Corp., is director, vice chairman of the board of directors and treasurer of CNL Fund Advisors, Inc. and served as president of CNL Fund Advisors, Inc. through October 1997.

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995
   During the years ended December 31, 1997, 1996 and 1995, certain Affiliates acted as manager of the Partnership's properties pursuant to a property management agreement with the Partnership. In connection therewith, the Partnership agreed to pay Affiliates an annual, noncumulative, subordinated management fee of one-half of one percent of the Partnership assets under management (valued at cost) annually. The property management fee is limited to one percent of the sum of gross operating revenues from properties wholly owned by the Partnership and the Partnership's allocable share of gross operating revenues from joint ventures or competitive fees for comparable services. In addition, these fees will be incurred and will be payable only after the limited partners receive their aggregate, noncumulative 10% Preferred Return. Due to the fact that these fees are noncumulative, if the limited partners do not receive their 10% Preferred Return in any particular year, no property management fees will be due or payable for such year. As a result of such threshold, no property management fees were incurred during the years ended December 31, 1997, 1996 and 1995.

   Certain Affiliates are also entitled to receive a deferred, subordinated real estate disposition fee, payable upon the sale of one or more properties based on the lesser of one-percent of the sales price if the Affiliates provide a substantial amount of services in connection with the sales. However, if the net sales proceeds are reinvested in a replacement property, no such real estate disposition fees will be incurred until such replacement property is sold and the net sales proceeds are distributed. The payment of the real estate disposition fee is subordinated to receipt by the limited partners of their aggregate 10% Preferred Return, plus their adjusted capital contributions. During the year ended December 31, 1997, the Partnership incurred $15,150 in deferred, subordinated real estate disposition fees as a result of the Partnership's sale of the Property in Chicago, Illinois. No deferred, subordinated real estate disposition fees were incurred for the years ended December 31, 1996 and 1995.

   During the years ended December 31, 1997, 1996 and 1995, the Affiliates provided accounting and administrative services to the Partnership on a day-to-day basis. The Partnership incurred $87,056, $85,906 and $78,597 for the years ended December 31, 1997, 1996 and 1995, respectively, for such services.

   The due to related parties consisted of the following at December 31:

                                                                1997     1996
                                                              -------- --------
Due to Affiliates:
  Expenditures incurred on behalf of the Partnership......... $ 38,492 $ 56,942
  Accounting and administrative services.....................   43,746   45,917
  Deferred, subordinated real estate disposition fee.........   15,150      --
                                                              -------- --------
                                                              $ 97,388 $102,859
                                                              ======== ========

12. Concentration of Credit Risk

   For the years ended December 31, 1997, 1996 and 1995, rental income from Golden Corral Corporation was $474,553, $490,196 and $470,952, respectively, representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of rental and earned income from the joint venture and the properties held as tenants-in-common with affiliates).

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995

   In addition, the following schedule presents total rental and earned income from individual restaurant chains, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of rental and earned income from the joint venture and the properties held as tenants-in-common with affiliates) for at least one of the years ended December 31:

                                                      1997     1996     1995
                                                    -------- -------- --------
     Golden Corral Family Steakhouse Restaurants... $474,553 $490,196 $470,952
     KFC...........................................  261,415  254,646  279,075
     Pizza Hut.....................................  255,055  292,795  289,161
     Taco Bell.....................................  250,140  254,395  260,119
     Denny's.......................................  229,537  355,123  254,043
     Perkins.......................................  154,819  276,114  276,114

   Although the Partnership's properties are geographically diverse throughout the United States and the Partnership's lessees operate a variety of restaurant concepts, default by any one of these lessees or restaurant chains could significantly impact the results of operations of the Partnership. However, the general partners believe that the risk of such a default is reduced due to the essential or important nature of these properties for the on-going operations of the lessees.

13. Subsequent Event

   In January 1998, the Partnership sold its property in Fernandina Beach, Florida, to the tenant, for $730,000 and received net sales proceeds (net of $3,018 which represents prorated rent collected at closing) of $724,672, resulting in a gain of approximately $264,000 for financial reporting purposes.

   In addition, in January 1998, the Partnership sold its property in Daytona Beach, Florida to the tenant, for $1,050,000 and received net sales proceeds (net of $1,975 which represents prorated rent returned to the tenant) of $1,007,001, resulting in a gain of approximately $299,300 for financial reporting purposes.

   In January 1998, the Partnership used the net sales proceeds from the sale of the property in Kissimmee, Florida, to acquire a property in Overland Park, Kansas, as tenants-in-common with affiliates of the general partners. In connection therewith, the Partnership contributed approximately $415,600 for a 25.84% interest in such property.

                            CNL INCOME FUND IV, LTD.

                              FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                                           Page
                                                                           -----
Condensed Balance Sheets as of September 30, 1998 and December 31, 1997..  F-132

Condensed Statements of Income for the Quarters and Nine Months Ended
 September 30, 1998 and 1997.............................................  F-133

Condensed Statements of Partner's Capital for the Nine Months Ended
 September 30, 1998 and for the Year Ended December 31, 1997.............  F-134

Condensed Statements of Cash Flows for the Nine Months Ended September
 30, 1998 and 1997.......................................................  F-135

Notes to Condensed Financial Statements for the Quarters and Nine Months
 Ended September 30, 1998 and 1997.......................................  F-136

Report of Independent Accountants........................................  F-139

Balance Sheets as of December 31, 1997 and 1996..........................  F-140

Statements of Income for the Years Ended December 31, 1997, 1996 and
 1995....................................................................  F-141

Statements of Partner's Capital for the Years Ended December 31, 1997,
 1996 and 1995...........................................................  F-142

Statements of Cash Flows for the Years Ended December 31, 1997, 1996 and
 1995....................................................................  F-143

Notes to Financial Statements for the Years Ended December 31, 1997, 1996
 and 1995................................................................  F-144

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

                            CONDENSED BALANCE SHEETS

                                                      September 30, December 31,
                                                          1998          1997
                                                      ------------- ------------
                       ASSETS
Land and buildings on operating leases, less
 accumulated depreciation and allowance for loss on
 land and building..................................   $15,587,830  $18,097,997
Net investment in direct financing leases...........     1,241,326    1,269,389
Investment in joint ventures........................     2,883,497    2,708,012
Cash and cash equivalents...........................       765,359      876,452
Restricted cash.....................................       533,019          --
Receivables, less allowance for doubtful accounts of
 $258,741 and $295,580..............................        18,718       37,669
Prepaid expenses....................................        12,197       11,115
Lease costs, less accumulated amortization of
 $20,681 and $17,956................................        18,863       21,588
Accrued rental income...............................       270,472      287,466
Other Assets........................................           --           200
                                                       -----------  -----------
                                                       $21,331,281  $23,309,888
                                                       ===========  ===========
         LIABILITIES AND PARTNERS' CAPITAL
Accounts payable....................................   $     6,687  $     8,576
Accrued construction costs payable..................           --       250,000
Accrued and escrowed real estate taxes payable......        76,311       65,176
Distributions payable...............................       600,000      690,000
Due to related parties..............................       138,193       93,854
Rents paid in advance and deposits..................        81,329       49,983
                                                       -----------  -----------
    Total liabilities...............................       902,520    1,157,589
                                                       -----------  -----------
Commitment (Note 7)
Partners' capital...................................    20,428,761   22,152,299
                                                       -----------  -----------
                                                       $21,331,281  $23,309,888
                                                       ===========  ===========


                See accompanying notes to financial statements.

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

                         CONDENSED STATEMENTS OF INCOME

                                         Quarter Ended     Nine Months Ended
                                         September 30,       September 30,
                                       ----------------- ----------------------
                                         1998     1997      1998        1997
                                       -------- -------- ----------  ----------
Revenues:
  Rental income from operating
   leases............................  $547,853 $508,852 $1,598,854  $1,558,963
  Earned income from direct financing
   leases............................    31,630   32,564     95,611      98,344
  Contingent rental income...........       --    20,661     37,207      65,265
  Interest and other income..........    24,951   17,509     46,143      28,980
                                       -------- -------- ----------  ----------
                                        604,434  579,586  1,777,815   1,751,552
                                       -------- -------- ----------  ----------
Expenses:
  General operating and
   Administrative....................    46,096   33,940    121,811     113,606
  Bad debt expense...................       --       --         --       12,794
  Professional services..............     5,999    4,110     38,644      18,200
  Real estate taxes..................    26,225    3,487     46,980      31,514
  State and other taxes..............        --       25     15,747      16,476
  Depreciation and amortization......   104,058  113,230    326,835     339,692
                                       -------- -------- ----------  ----------
                                        182,378  154,792    550,017     532,282
                                       -------- -------- ----------  ----------
Income Before Equity in Earnings
 (Loss) of Joint Ventures, Gain on
 Sale of Land and Buildings and Real
 Estate..............................   422,056  424,794  1,227,798   1,219,270
Equity in Earnings (Loss) of Joint
 Ventures............................     5,276   52,359   (143,612)    172,340
Gain on Sale of Land and Buildings...   170,281      --     226,024         --
                                       -------- -------- ----------  ----------
Net Income...........................  $597,613 $477,153 $1,310,210  $1,391,610
                                       ======== ======== ==========  ==========
Allocation of Net Income:
  General partners...................  $  5,195 $  4,772 $    7,612  $   13,916
  Limited partners...................   592,418  472,381  1,302,598   1,377,694
                                       -------- -------- ----------  ----------
                                       $597,613 $477,153 $1,310,210  $1,391,610
                                       ======== ======== ==========  ==========
Net Income Per Limited Partner Unit..  $   9.87 $   7.87 $    21.71  $    22.96
                                       ======== ======== ==========  ==========
Weighted Average Number of Limited
 Partner Units Outstanding...........    60,000   60,000     60,000      60,000
                                       ======== ======== ==========  ==========


                See accompanying notes to financial statements.

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

                   CONDENSED STATEMENTS OF PARTNERS' CAPITAL

                                                 Nine Months Ended  Year Ended
                                                   September 30,   December 31,
                                                       1998            1997
                                                 ----------------- ------------
General partners:
  Beginning balance.............................    $   756,354    $   446,657
  Contribution..................................            --         294,000
  Net income....................................          7,612         15,697
                                                    -----------    -----------
                                                        763,966        756,354
                                                    -----------    -----------
Limited partners:
  Beginning balance.............................     21,395,945     22,450,974
  Net income....................................      1,302,598      1,704,971
  Distributions ($50.56 and $46.00 per limited
   partner unit, respectively)..................     (3,033,748)    (2,760,000)
                                                    -----------    -----------
                                                     19,664,795     21,395,945
                                                    -----------    -----------
Total partners' capital.........................    $20,428,761    $22,152,299
                                                    ===========    ===========




                See accompanying notes to financial statements.

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

                       CONDENSED STATEMENTS OF CASH FLOWS

                                                         Nine Months Ended
                                                           September 30,
                                                      ------------------------
                                                         1998         1997
                                                      -----------  -----------
Increase (Decrease) in Cash and Cash Equivalents:
  Net Cash Provided by Operating Activities.......... $ 1,794,173  $ 1,746,810
                                                      -----------  -----------
  Cash Flows from Investing Activities:
    Additions to land and building on operating
     leases..........................................    (275,000)         --
    Proceeds from sale of land and buildings.........   2,526,354          --
    Investment in joint ventures.....................    (499,274)         --
    Increase in restricted cash......................    (533,598)         --
    Other............................................         --         7,338
                                                      -----------  -----------
      Net cash provided by investing Activities......   1,218,482        7,338
                                                      -----------  -----------
Cash Flows from Financing Activities:
  Contributions from general partner.................         --       225,000
  Distributions to limited partners..................  (3,123,748)  (2,070,000)
                                                      -----------  -----------
      Net cash used in financing Activities..........  (3,123,748)  (1,845,000)
                                                      -----------  -----------
Net Decrease in Cash and Cash Equivalents............    (111,093)     (90,852)
Cash and Cash Equivalents at Beginning of Period.....     876,452      554,593
                                                      -----------  -----------
Cash and Cash Equivalents at End of Period........... $   765,359  $   463,741
                                                      ===========  ===========
Supplemental Schedule of Non-Cash Investing and
 Financing Activities:
  Deferred real estate disposition fees incurred and
   unpaid at end of period........................... $    45,663  $       --
                                                      ===========  ===========
  Distributions declared and unpaid at end of
   period............................................ $   600,000  $   690,000
                                                      ===========  ===========



                See accompanying notes to financial statements.

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

                    NOTES TO CONDENSED FINANCIAL STATEMENTS

           Quarters and Nine Months Ended September 30, 1998 and 1997

1. Basis of Presentation

   The accompanying unaudited condensed financial statements have been prepared in accordance with the instructions to Form 10-Q and do not include all of the information and note disclosures required by generally accepted accounting principles. The financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Operating results for the quarter and nine months ended September 30, 1998, may not be indicative of the results that may be expected for the year ending December 31, 1998. Amounts as of December 31, 1997, included in the financial statements, have been derived from audited financial statements as of that date.

   These unaudited financial statements should be read in conjunction with the financial statements and notes thereto included in the Form 10-K of CNL Income Fund IV, Ltd. (the "Partnership") for the year ended December 31, 1997.

   In May 1998, the Financial Accounting Standards Board reached a consensus in EITF 98-9, entitled "Accounting for Contingent Rent in the Interim Financial Periods." Adoption of this consensus did not have a material effect on the Partnership's financial position or results of operations.

2. Land and Building on Operating Leases

   Land and buildings on operating leases consisted of the following at:

                                                    September 30, December 31,
                                                        1998          1997
                                                    ------------- ------------
   Land............................................  $ 7,244,513  $ 8,328,572
   Buildings.......................................   11,986,558   13,684,194
                                                     -----------  -----------
                                                      19,231,071   22,012,766
   Less accumulated depreciation...................   (3,643,241)  (3,844,432)
                                                     -----------  -----------
                                                      15,587,830   18,168,334
   Less allowance for loss on land and building....          --       (70,337)
                                                     -----------  -----------
                                                     $15,587,830  $18,097,997
                                                     ===========  ===========

   In March 1998, the Partnership sold its property in Fort Myers, Florida, to a third party for $842,100 and received net sales proceeds of $794,690, resulting in a gain of $225,902 for financial reporting purposes. This property was originally acquired by the Partnership in December 1988 and had a cost of approximately $598,000 excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the property for approximately $196,700 in excess of its original purchase price.

   In March 1998, the Partnership sold its property in Union Township, Ohio, to a third party for $680,000 and received net sales proceeds of $674,135, resulting in a loss of $104,987 for financial reporting purposes.

   In connection with the sale of the properties described above, the Partnership incurred deferred, subordinated, real estate disposition fees of $45,663 (see Note 4).

   In July 1998, the Partnership sold its property in Leesburg, Florida, for $565,000 and received net sales proceeds of $523,931, resulting in a total loss for financial reporting purposes of $135,509. Due to the fact that

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)

           Quarters and Nine Months Ended September 30, 1998 and 1997

at December 31, 1997, the Partnership had recorded a provision for loss on land and building in the amount of $70,337 for this property, the Partnership recognized the remaining loss of $65,172 for financial reporting purposes in July 1998, relating to the sale.

   In September 1998, the Partnership sold its property in Naples, Florida, to a third party for $563,000 and received net sales proceeds of $533,598, resulting in a gain of $170,281 for financial reporting purposes. This property was originally acquired by the Partnership in December 1988 and had a cost of approximately $410,500 excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the property for approximately $123,100 in excess of its original purchase price.

3. Investment in Joint Ventures

   In September 1998, the Partnership entered into a joint venture arrangement, Warren Joint Venture, with an affiliate of the general partners to hold one restaurant property. As of September 30, 1998, the Partnership had contributed $498,953 to the joint venture to acquire the restaurant property. As of September 30, 1998, the Partnership owned approximately a 36 percent interest in the profits and losses of the joint venture. The Partnership accounts for its investment in this joint venture under the equity method since the Partnership shares control with the affiliate.

   The following presents the combined, condensed financial information for all of the Partnership's investments in joint ventures and properties held as tenants-in-common at:

                                                   September 30, December 31,
                                                       1998          1997
                                                   ------------- ------------
   Land and buildings on operating leases, less
    accumulated depreciation and allowance for
    loss on land and building.....................  $4,418,423    $3,338,372
   Net investment in direct financing lease, less
    allowance for loss on building................     631,673       842,633
   Cash...........................................      21,864        12,331
   Receivables....................................      20,713        40,456
   Accrued rental income..........................     162,507       177,567
   Other assets...................................       2,513         2,029
   Liabilities....................................      37,488        16,283
   Partners' capital..............................   5,220,205     4,397,105
   Revenues.......................................     236,627       434,177
   Provision for loss on land and buildings.......    (455,379)     (147,039)
   Net income (loss)..............................    (306,969)      126,271

   The Partnership recognized a loss totalling $143,612 and income totalling $172,340 for the nine months ended September 30, 1998 and 1997, respectively, from these joint ventures, and recognized income totalling $5,276 and $52,359 during the quarters ended September 30, 1998 and 1997, respectively.

4. Restricted Cash

   As of September 30, 1998, the net sales proceeds of $533,598 from the sale of the property in Naples, Florida, plus accrued interest of $1,371, less escrow fees of $1,950, were being held in an interest-bearing escrow account pending the release of funds by the escrow agent to acquire an additional property on behalf of the Partnership.

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)

           Quarters and Nine Months Ended September 30, 1998 and 1997

5. Allocations and Distributions

   Generally, all net income and net losses of the Partnership, excluding gains and losses from the sale of property, are allocated 99 percent to the limited partners and one percent to the general partners. Distributions of net cash flow are made 99 percent to the limited partners and one percent to the general partners; provided, however, that the one percent of net cash flow to be distributed to the general partners is subordinated to receipt by the limited partners of an aggregate, ten percent, cumulative, noncompounded annual return on their adjusted capital contributions (the "10% Preferred Return").

   Generally, net sales proceeds from the sale of properties, to the extent distributed, will be distributed first to the limited partners in an amount sufficient to provide them with their 10% Preferred Return, plus the return of their adjusted capital contributions. The general partners will then receive, to the extent previously subordinated and unpaid, a one percent interest in all prior distributions of net cash flow and a return of their capital contributions. Any remaining sales proceeds will be distributed 95 percent to the limited partners and five percent to the general partners. Any gain from the sale of a property is, in general, allocated in the same manner as net sales proceeds are distributable. Any loss from the sale of a property is, in general, allocated first, on a pro rata basis, to partners with positive balances in their capital accounts; and thereafter, 95 percent to the limited partners and five percent to the general partners.

   During the nine months ended September 30, 1998 and 1997, the Partnership declared distributions to the limited partners of $3,033,748 and $2,070,000, respectively ($600,000 and $690,000 for the quarters ended September 30, 1998 and 1997, respectively). This represents distributions for the nine months ended September 30, 1998 and 1997, of $50.56 and $34.50 per unit, respectively ($10.00 and $11.50 per unit for the quarters ended September 30, 1998 and 1997, respectively). Distributions for the nine months ended September 30, 1998, included $1,233,748 as a result of the distribution of net sales proceeds from the sale of the properties in Fort Myers, Florida and Union Township, Ohio. This amount was applied toward the limited partners' 10% Preferred Return. No distributions have been made to the general partners to date.

6. Related Party Transactions

   An affiliate of the Partnership is entitled to receive a deferred, subordinated real estate disposition fee, payable upon the sale of one or more properties based on the lesser of one-half of a competitive real estate commission or three percent of the sales price if the affiliate provides a substantial amount of services in connection with the sale. Payment of the real estate disposition fee is subordinated to receipt by the limited partners of their aggregate 10% Preferred Return, plus their adjusted capital contributions. For the nine months ended September 30, 1998, the Partnership incurred $45,663 in deferred, subordinated, real estate disposition fees as a result of the sales of properties. No deferred, subordinated, real estate disposition fees were incurred for the nine months ended September 30, 1997.

7. Commitment

   During August 1998, the Partnership entered into an agreement with an unrelated third party to sell the Taco Bell property in Edgewood, Maryland. The general partners believe that the anticipated sales price will exceed the Partnership's cost attributable to the property; however, as of November 6, 1998, the sale had not occurred.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Partners
CNL Income Fund IV, Ltd.

   We have audited the accompanying balance sheets of CNL Income Fund IV, Ltd. (a Florida limited partnership) as of December 31, 1997 and 1996 and the related statements of income, partners' capital and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CNL Income Fund IV, Ltd. as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.

/s/ Coopers & Lybrand L.L.P.

Orlando, Florida
January 26, 1998

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

                                 BALANCE SHEETS

                                                            December 31,
                                                       -----------------------
                                                          1997        1996
                                                       ----------- -----------
                        ASSETS
Land and buildings on operating leases, less
 accumulated depreciation and allowance for loss on
 land and building.................................... $18,097,997 $18,737,516
Net investment in direct financing leases.............   1,269,389   1,303,604
Investment in joint ventures..........................   2,708,012   2,783,738
Cash and cash equivalents.............................     876,452     554,593
Receivables, less allowance for doubtful accounts of
 $295,580 and $156,933................................      37,669      62,561
Prepaid expenses......................................      11,115      10,935
Lease costs, less accumulated amortization of $17,956
 and $15,458..........................................      21,588       8,486
Accrued rental income.................................     287,466     269,359
Other assets..........................................         200         100
                                                       ----------- -----------
                                                       $23,309,888 $23,730,892
                                                       =========== ===========
          LIABILITIES AND PARTNERS' CAPITAL
Accounts payable...................................... $     8,576 $    10,831
Accrued construction costs payable....................     250,000         --
Accrued and escrowed real estate taxes payable........      65,176      32,729
Distributions payable.................................     690,000     690,000
Due to related parties................................      93,854      67,153
Rents paid in advance and deposits....................      49,983      32,548
                                                       ----------- -----------
  Total liabilities...................................   1,157,589     833,261
                                                       ----------- -----------
Partners' capital.....................................  22,152,299  22,897,631
                                                       ----------- -----------
                                                       $23,309,888 $23,730,892
                                                       =========== ===========


                See accompanying notes to financial statements.

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

                              STATEMENTS OF INCOME

                                                  Year Ended December 31,
                                              ---------------------------------
                                                 1997        1996       1995
                                              ----------  ---------- ----------
Revenues:
  Rental income from operating leases........ $2,058,703  $2,263,677 $2,373,386
  Earned income from direct financing
   leases....................................    130,683     134,014    137,020
  Contingent rental income...................    117,031      97,318     94,101
  Interest and other income..................     35,221      47,855     21,287
                                              ----------  ---------- ----------
                                               2,341,638   2,542,864  2,625,794
                                              ----------  ---------- ----------
Expenses:
  General operating and administrative.......    149,808     161,714    140,374
  Professional services......................     33,439      29,289     31,287
  Bad debt expense...........................     12,794         --     102,431
  Real estate taxes..........................     65,316      37,589     37,745
  State and other taxes......................     16,476      21,694     19,006
  Depreciation and amortization..............    455,895     444,232    458,937
                                              ----------  ---------- ----------
                                                 733,728     694,518    789,780
                                              ----------  ---------- ----------
Income Before Equity in Earnings of Joint
 Ventures, Gain (Loss) on Sale of Land and
 Buildings and Provision for Loss on Land and
 Building....................................  1,607,910   1,848,346  1,836,014
Equity in Earnings of Joint Ventures.........    189,747     277,431    245,778
Gain (Loss) on Sale of Land and Buildings....     (6,652)    221,390    128,547
Provision for Loss on Land and Building......    (70,337)        --         --
                                              ----------  ---------- ----------
Net Income................................... $1,720,668  $2,347,167 $2,210,339
                                              ==========  ========== ==========
Allocation of Net Income:
  General partners........................... $   15,697  $   22,219 $   21,590
  Limited partners...........................  1,704,971   2,324,948  2,188,749
                                              ----------  ---------- ----------
                                              $1,720,668  $2,347,167 $2,210,339
                                              ==========  ========== ==========
Net Income Per Limited Partner Unit.......... $    28.42  $    38.75 $    36.48
                                              ==========  ========== ==========
Weighted Average Number of Limited Partner
 Units Outstanding...........................     60,000      60,000     60,000
                                              ==========  ========== ==========


                See accompanying notes to financial statements.

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

                        STATEMENTS OF PARTNERS' CAPITAL

                  Years Ended December 31, 1997, 1996 and 1995

                             General Partners                       Limited Partners
                         ------------------------- ----------------------------------------------------
                                       Accumulated                              Accumulated Syndication
                         Contributions  Earnings   Contributions Distributions   Earnings      Costs        Total
                         ------------- ----------- ------------- -------------  ----------- -----------  -----------
Balance, December 31,
 1994...................   $241,504     $139,044    $30,000,000  $(16,927,963)  $13,825,240 $(3,440,000) $23,837,825
 Distributions to
  limited partners ($46
  per limited partner
  unit).................        --           --             --     (2,760,000)          --          --    (2,760,000)
 Net income.............        --        21,590            --            --      2,188,749         --     2,210,339
                           --------     --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1995...................    241,504      160,634     30,000,000   (19,687,963)   16,013,989  (3,440,000)  23,288,164
 Contributions from
  general partners......     22,300          --             --            --            --          --        22,300
 Distributions to
  limited partners ($46
  per limited partner
  unit).................        --           --             --    (2,760,000)           --          --    (2,760,000)
 Net income.............        --        22,219            --            --      2,324,948         --     2,347,167
                           --------     --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1996...................    263,804      182,853     30,000,000   (22,447,963)   18,338,937  (3,440,000)  22,897,631
 Contributions from
  general partners......    294,000          --             --            --            --          --       294,000
 Distributions to
  limited partners ($46
  per limited partner
  unit).................        --           --             --     (2,760,000)          --          --    (2,760,000)
 Net income.............        --        15,697            --            --      1,704,971         --     1,720,668
                           --------     --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1997...................   $557,804     $198,550    $30,000,000  $(25,207,963)  $20,043,908 $(3,440,000) $22,152,299
                           ========     ========    ===========  ============   =========== ===========  ===========



                See accompanying notes to financial statements.

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

                            STATEMENTS OF CASH FLOWS

                                               Year Ended December 31,
                                         -------------------------------------
                                            1997         1996         1995
                                         -----------  -----------  -----------
Increase (Decrease) in Cash and Cash
 Equivalents:
Cash Flows from Operating Activities:
  Cash received from tenants...........  $ 2,345,612  $ 2,588,248  $ 2,586,716
  Distributions from joint ventures....      265,473      305,866      271,006
  Cash paid for expenses...............     (211,213)    (206,059)    (205,759)
  Interest received....................       18,100       25,909       18,430
                                         -----------  -----------  -----------
    Net cash provided by operating
     activities........................    2,417,972    2,713,964    2,670,393
                                         -----------  -----------  -----------
Cash Flows from Investing Activities:
  Proceeds from sale of land and
   building............................      378,149    1,049,550      518,650
  Additions to land and buildings on
   operating leases....................          --    (1,035,516)      (1,628)
  Investment in joint venture..........          --      (437,489)         --
  Decrease (increase) in restricted
   cash................................          --       518,150     (518,150)
  Payment of lease costs...............      (17,384)      (2,230)      (1,800)
  Other................................        9,122          --           --
                                         -----------  -----------  -----------
    Net cash provided by (used in)
     investing activities..............      369,887       92,465       (2,928)
                                         -----------  -----------  -----------
Cash Flows from Financing Activities:
  Reimbursement of acquisition costs
   paid by related parties on behalf of
   the Partnership.....................          --           --        (1,175)
  Contributions from General Partners..      294,000       22,300          --
  Distributions to limited partners....   (2,760,000)  (2,760,000)  (2,760,000)
                                         -----------  -----------  -----------
    Net cash used in financing
     activities........................   (2,466,000)  (2,737,700)  (2,761,175)
                                         -----------  -----------  -----------
Net Increase (Decrease) in Cash and
 Cash Equivalents......................      321,859       68,729      (93,710)
Cash and Cash Equivalents at Beginning
 of Year...............................      554,593      485,864      579,574
                                         -----------  -----------  -----------
Cash and Cash Equivalents at End of
 Year..................................  $   876,452  $   554,593  $   485,864
                                         ===========  ===========  ===========
Reconciliation of Net Income to Net
 Cash Provided by Operating Activities:
Net income.............................  $ 1,720,668  $ 2,347,167  $ 2,210,339
                                         -----------  -----------  -----------
Adjustments to reconcile net income to
 net cash provided by operating
 activities:
  Depreciation.........................      453,397      442,065      455,543
  Amortization.........................        2,498        2,167        3,394
  Equity in earnings of joint ventures,
   net of distributions................       75,726       28,435       25,228
  Loss (gain) on sale of land and
   buildings...........................        6,652     (221,390)    (128,547)
  Provision for loss on land and
   building............................       70,337          --           --
  Decrease in receivables..............       18,216       41,531       93,451
  Increase in prepaid expenses.........         (180)      (1,202)      (1,747)
  Decrease in net investment in direct
   financing leases....................       34,215       30,885       27,879
  Increase in accrued rental income....      (39,669)     (21,520)     (22,921)
  Increase (decrease) in accounts
   payable and accrued expenses........       31,976       11,162       (3,532)
  Increase in due to related parties...       26,701       39,987       27,166
  Increase (decrease) in rents paid in
   advance and deposits................       17,435       14,677      (15,860)
                                         -----------  -----------  -----------
    Total adjustments..................      697,304      366,797      460,054
                                         -----------  -----------  -----------
    Net Cash Provided by Operating
     Activities........................  $ 2,417,972  $ 2,713,964  $ 2,670,393
                                         ===========  ===========  ===========
Supplemental Schedule of Non-Cash
 Financing Activities:
  Distributions declared and unpaid at
   December 31.........................  $   690,000  $   690,000  $   690,000
                                         ===========  ===========  ===========

                See accompanying notes to financial statements.

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

                         NOTES TO FINANCIAL STATEMENTS

                  Years Ended December 31, 1997, 1996 and 1995

1. Significant Accounting Policies

   Organization and Nature of Business--CNL Income Fund IV, Ltd. (the "Partnership") is a Florida limited partnership that was organized for the purpose of acquiring both newly constructed and existing restaurant properties, as well as properties upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food and family-style restaurant chains.

   The general partners of the Partnership are CNL Realty Corporation (the "Corporate General Partner"), James M. Seneff, Jr. and Robert A. Bourne. Mr. Seneff and Mr. Bourne are also 50 percent shareholders of the Corporate General Partner. The general partners have responsibility for managing the day-to-day operations of the Partnership.

   Real Estate and Lease Accounting--The Partnership records the acquisition of land and buildings at cost, including acquisition and closing costs. Land and buildings are leased to unrelated third parties on a triple-net basis, whereby the tenant is generally responsible for all operating expenses relating to the property, including property taxes, insurance, maintenance and repairs. The leases are accounted for using either the direct financing or the operating methods. Such methods are described below:

     Direct financing method--The leases accounted for using the direct financing method are recorded at their net investment (which at the inception of the lease generally represents the cost of the asset) (Note
  4). Unearned income is deferred and amortized to income over the lease terms so as to produce a constant periodic rate of return on the Partnership's net investment in the leases.

     Operating method--Land and building leases accounted for using the operating method are recorded at cost, revenue is recognized as rentals are earned and depreciation is charged to operations as incurred. Buildings are depreciated on the straight-line method over their estimated useful lives of 30 years. When scheduled rentals vary during the lease term, income is recognized on a straight-line basis so as to produce a constant periodic rent over the lease term commencing on the date the property is placed in service.

     Accrued rental income represents the aggregate amount of income recognized on a straight-line basis in excess of scheduled rental payments to date.

     When the properties are sold, the related cost and accumulated depreciation for operating leases and the net investment for direct financing leases, plus any accrued rental income, are removed from the accounts and gains or losses from sales are reflected in income. The general partners of the Partnership review properties for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through operations. The general partners determine whether an impairment in value has occurred by comparing the estimated future undiscounted cash flows, including the residual value of the property, with the carrying cost of the individual property. If an impairment is indicated, the assets are adjusted to their fair value. Although the general partners have made their best estimate of these factors based on current conditions, it is reasonably possible that changes could occur in the near term which could adversely affect the general partners' estimate of net cash flows expected to be generated from its properties and the need for asset impairment write-downs.

     When the collection of amounts recorded as rental or other income is considered to be doubtful, an adjustment is made to increase the allowance for doubtful accounts, which is netted against receivables, and to decrease rental or other income or increase bad debt expense for the current period, although the Partnership continues to pursue collection of such amounts. If amounts are subsequently determined to be uncollectible, the corresponding receivable and allowance for doubtful accounts are decreased accordingly.

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995

     Investment in Joint Ventures--The Partnership's investments in Holland Joint Venture, Titusville Joint Venture, Cocoa Joint Venture, Auburn Joint Venture, Kingsville Real Estate Joint Venture and a property in Clinton, North Carolina, held as tenants-in-common, are accounted for using the equity method since the Partnership shares control with affiliates which have the same general partners.

     Cash and Cash Equivalents--The Partnership considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents consist of demand deposits at commercial banks and money market funds (some of which are backed by government securities). Cash equivalents are stated at cost plus accrued interest, which approximates market value.

     Cash accounts maintained on behalf of the Partnership in demand deposits at commercial banks and money market funds may exceed federally insured levels; however, the Partnership has not experienced any losses in such accounts. The Partnership limits investment of temporary cash investments to financial institutions with high credit standing; therefore, the Partnership believes it is not exposed to any significant credit risk on cash and cash equivalents.

     Lease Costs--Brokerage fees associated with negotiating new leases are amortized over the terms of the new leases using the straight-line method.

     Income Taxes--Under Section 701 of the Internal Revenue Code, all income, expenses and tax credit items flow through to the partners for tax purposes. Therefore, no provision for federal income taxes is provided in the accompanying financial statements. The Partnership is subject to certain state taxes on its income and property.

     Additionally, for tax purposes, syndication costs are included in Partnership equity and in the basis of each partner's investment. For financial reporting purposes, syndication costs are netted against partners' capital and represent a reduction of Partnership equity and a reduction in the basis of each partner's investment.
     Use of Estimates--The general partners of the Partnership have made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. The more significant areas requiring the use of management estimates relate to the allowance for doubtful accounts and future cash flows associated with long-lived assets. Actual results could differ from those estimates.

2. Leases

   The Partnership leases its land or land and buildings primarily to operators of national and regional fast-food and family-style restaurants. The leases are accounted for under the provisions of Statement of Financial Accounting Standards No. 13, "Accounting for Leases." The leases generally are classified as operating leases; however, some leases have been classified as direct financing leases. For the leases classified as direct financing leases, the building portions of the property leases are accounted for as direct financing leases while the land portion of one of these leases is an operating lease. Substantially all leases are for 15 to 20 years and provide for minimum and contingent rentals. In addition, the tenant generally pays all property taxes and assessments, fully maintains the interior and exterior of the building and carries insurance coverage for public liability, property damage, fire and extended coverage. The lease options generally allow tenants to renew the leases for two or four successive five-year periods subject to the same terms and conditions as the initial lease. Most leases also allow the tenant to purchase the property at fair market value after a specified portion of the lease has elapsed.

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995

3. Land and Buildings on Operating Leases

   Land and buildings on operating leases consisted of the following at December 31:

                                                          1997         1996
                                                       -----------  -----------
   Land............................................... $ 8,328,572  $ 8,694,357
   Buildings..........................................  13,684,194   13,434,194
                                                       -----------  -----------
                                                        22,012,766   22,128,551
   Less accumulated depreciation......................  (3,844,432)  (3,391,035)
                                                       -----------  -----------
                                                        18,168,334   18,737,516
   Less allowance for loss on land and building.......     (70,337)         --
                                                       -----------  -----------
                                                       $18,097,997  $18,737,516
                                                       ===========  ===========

   In September 1996, the Partnership sold its Property in Tampa, Florida, for 1,090,000 and received net sales proceeds of $1,049,550, resulting in a gain of $221,390 for financial reporting purposes. This Property was originally acquired by the Partnership in December 1988 and had a cost of approximately $832,800, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the Property for approximately $216,800 in excess of its original purchase price. In December 1996, the Partnership reinvested approximately $1,026,200 in a Boston Market property located in Richmond, Virginia.

   In July 1997, the Partnership entered into new leases for the properties in Portland and Winchester, Indiana, with a new tenant to operate the properties as Arby's restaurants. In connection therewith, the Partnership incurred $125,000 in renovation costs for each property.

   In November 1997, the Partnership sold its property in Douglasville, Georgia to an unrelated third party for $402,000 and received net sales proceeds of $378,149 (net of $2,546 which represents amounts due to the former tenant for prorated rent). This property was originally acquired by the Partnership in December 1994 and had a cost of approximately $363,800, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the property for approximately $16,900 in excess of its original purchase price. Due to the fact that the Partnership had recognized accrued rental income since the inception of the lease relating to the straight-lining of future scheduled rent increases in accordance with generally accepted accounting principles, the Partnership wrote off the cumulative balance of such accrued rental income at the time of the sale of this property, resulting in a loss of $6,652 for financial reporting purposes. Due to the fact that the straight-lining of future rent increases over the term of the lease is a non-cash accounting adjustment, the write off of these amounts is a loss for financial statement purposes only.

   At December 31, 1997, the Partnership established an allowance for loss on land and building in the amount of $70,337 for financial reporting purposes for the property in Leesburg, Florida. The allowance represents the difference between the property's carrying value at December 31, 1997 and the estimated net realizable value of this property based on an anticipated sales price.

   Some leases provide for escalating guaranteed minimum rents throughout the lease terms. Income from these scheduled rent increases is recognized on a straight-line basis over the terms of the leases. For the years ended December 31, 1997, 1996 and 1995, the Partnership recognized $39,669, $21,520 and
$22,921, respectively, of such rental income.

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995
   The following is a schedule of the future minimum lease payments to be received on noncancellable operating leases at December 31, 1997:

            1998............................. $ 1,996,330
            1999.............................   2,007,362
            2000.............................   2,009,453
            2001.............................   1,979,003
            2002.............................   1,983,101
            Thereafter.......................  12,867,319
                                              -----------
                                              $22,842,568
                                              ===========

   Since lease renewal periods are exercisable at the option of the tenant, the above table only presents future minimum lease payments due during the initial lease terms. In addition, this table does not include any amounts for future contingent rentals which may be received on the leases based on a percentage of the tenant's gross sales.

4. Net Investment in Direct Financing Leases

   The following lists the components of the net investment in direct financing leases at December 31:

                                                          1997         1996
                                                       -----------  -----------
     Minimum lease payments receivable................ $ 1,825,690  $ 1,990,589
     Estimated residual values........................     527,829      527,829
     Less unearned income.............................  (1,084,130)  (1,214,814)
                                                       -----------  -----------
     Net investment in direct financing leases........ $ 1,269,389  $ 1,303,604
                                                       ===========  ===========

   The following is a schedule of future minimum lease payments to be received on direct financing leases at December 31, 1997:

            1998.............................. $  164,899
            1999..............................    164,899
            2000..............................    164,899
            2001..............................    164,899
            2002..............................    164,899
            Thereafter........................  1,001,195
                                               ----------
                                               $1,825,690
                                               ==========

   The above table does not include future minimum lease payments for renewal periods or for contingent rental payments that may become due in future periods (see Note 3).

5. Investment in Joint Ventures

   The Partnership has a 51 percent, a 26.6%, a 57 percent, a 96.1% and a 68.87% interest in the profits and losses of Holland Joint Venture, Titusville Joint Venture, Cocoa Joint Venture, Auburn Joint Venture and Kingsville Real Estate Joint Venture, respectively.

                           CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

                  NOTES TO FINANCIAL STATEMENTS--(Continued)

                 Years Ended December 31, 1997, 1996 and 1995

   In January 1996, the Partnership acquired a property in Clinton, North Carolina, as tenants-in-common with affiliates of the general partners. The Partnership accounts for its investment in this property using the equity method since the Partnership shares control with affiliates, and amounts relating to its investment are included in investment in joint ventures. As of December 31, 1997, the Partnership owned a 53.68% interest in this property.

   The remaining interests in these joint ventures are held by affiliates of the Partnership which have the same general partners. Holland Joint Venture, Titusville Joint Venture, Cocoa Joint Venture, Auburn Joint Venture, Kingsville Real Estate Joint Venture and the Partnership and affiliates, as tenants-in-common, each own and lease one property to an operator of national fast-food or family-style restaurants.

   The following presents the joint ventures' combined, condensed financial information at December 31:

                                                           1997       1996
                                                        ---------- ----------
   Land and buildings on operating leases, less
    accumulated depreciation and allowance for loss on
    land and building.................................. $3,338,372 $3,565,440
   Net investment in direct financing leases...........    842,633    859,667
   Cash................................................     12,331     11,001
   Receivables.........................................     40,456     34,308
   Accrued rental income...............................    177,567    168,784
   Other assets........................................      2,029     30,143
   Liabilities.........................................     16,283     10,724
   Partners' capital...................................  4,397,105  4,658,619
   Revenues............................................    434,177    511,606
   Net income..........................................    126,271    411,884

   The Partnership recognized income totalling $189,747, $277,431 and $245,778 for the years ended December 31, 1997, 1996 and 1995, respectively, from these joint ventures.

6. Receivables

   In June 1997, the Partnership terminated the leases with the tenant of the properties in Portland and Winchester, Indiana. In connection therewith, the Partnership accepted a promissory note from the former tenant for $32,343 for amounts relating to past due real estate taxes the Partnership had accrued as a result of the former tenant's financial difficulties. The promissory note, which is uncollateralized, bears interest at a rate of ten percent per annum, and is being collected in 36 monthly installments. Receivables at December 31, 1997 included $7,106 of such amounts.

7. Allocations and Distributions

   Generally, all net income and net losses of the Partnership, excluding gains and losses from the sale of property, are allocated 99 percent to the limited partners and one percent to the general partners. Distributions of net cash flow are made 99 percent to the limited partners and one percent to the general partners; provided, however, that the one percent of net cash flow to be distributed to the general partners is subordinated to receipt by the limited partners of an aggregate, ten percent, cumulative, noncompounded annual return on their adjusted capital contributions (the "10% Preferred Return").

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995
   Generally, net sales proceeds from the sale of properties, to the extent distributed, will be distributed first to the limited partners in an amount sufficient to provide them with their 10% Preferred Return, plus the return of their adjusted capital contributions. The general partners will then receive, to the extent previously subordinated and unpaid, a one percent interest in all prior distributions of net cash flow and a return of their capital contributions. Any remaining sales proceeds will be distributed 95 percent to the limited partners and five percent to the general partners. Any gain from the sale of a property is, in general, allocated in the same manner as net sales proceeds are distributable. Any loss from the sale of a property is, in general, allocated first, on a pro rata basis, to partners with positive balances in their capital accounts; and thereafter, 95 percent to the limited partners and five percent to the general partners.

   During each of the years ended December 31, 1997, 1996 and 1995, the Partnership declared distributions to the limited partners of $2,760,000. No distributions have been made to the general partners to date.

8. Income Taxes

   The following is a reconciliation of net income for financial reporting purposes to net income for federal income tax purposes for the years ended December 31:

                                                1997        1996        1995
                                             ----------  ----------  ----------
   Net income for financial reporting
    purposes...............................  $1,720,668  $2,347,167  $2,210,339
   Depreciation for tax reporting purposes
    in excess of depreciation financial
    reporting purposes.....................      (9,203)    (17,764)    (16,933)
   Allowance for loss on land and
    building...............................      70,337         --          --
   Direct financing leases recorded as
    operating leases for tax reporting
    purposes...............................      34,215      30,885      27,879
   Gain on sale of land and buildings for
    financial reporting purposes less than
    (in excess of) gain for tax reporting
    purposes...............................      44,918    (140,228)   (128,547)
   Equity in earnings of joint ventures for
    financial reporting purposes in excess
    of equity in earnings of joint ventures
    for tax reporting purposes.............      51,115     (25,853)    (22,624)
   Allowance for doubtful accounts.........     138,647      (9,933)    122,022
   Accrued rental income...................     (39,669)    (21,520)    (22,921)
   Rents paid in advance...................       7,435      14,677     (15,860)
                                             ----------  ----------  ----------
   Net income for federal income tax
    purposes...............................  $2,018,463  $2,177,431  $2,153,355
                                             ==========  ==========  ==========

9. Related Party Transactions

   One of the individual general partners, James M. Seneff, Jr., is one of the principal shareholders of CNL Group, Inc., the parent company of CNL Fund Advisors, Inc. The other individual general partner, Robert A. Bourne, served as president of CNL Fund Advisors, Inc. through October 1997. CNL Income Fund Advisors, Inc. was a wholly owned subsidiary of CNL Group, Inc. until its merger, effective January 1, 1996, with CNL Fund Advisors, Inc. During the years ended December 31, 1997, 1996 and 1995, CNL Income Fund Advisors, Inc. and CNL Fund Advisors, Inc. (hereinafter referred to collectively as the "Affiliates") each performed certain services for the Partnership, as described below.

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995

   During the years ended December 31, 1997, 1996 and 1995, certain Affiliates acted as manager of the Partnership's properties pursuant to a management agreement with the Partnership. In connection therewith, the Partnership agreed to pay the Affiliates an annual, noncumulative, subordinated management fee of one percent of the sum of gross revenues from properties wholly owned by the Partnership and the Partnership's allocable share of gross revenues from joint ventures, but not in excess of competitive fees for comparable services. These fees will be incurred and will be payable only after the limited partners receive their 10% Preferred Return. Due to the fact that these fees are noncumulative, if the limited partners do not receive their 10% Preferred Return in any particular year, no management fees will be due or payable for such year. As a result of such threshold, no management fees were incurred during the years ended December 31, 1997, 1996 and 1995.

   Certain Affiliates are also entitled to receive a deferred, subordinated real estate disposition fee, payable upon the sale of one or more properties based on the lesser of one-half of a competitive real estate commission or three percent of the sales price if Affiliates provide a substantial amount of services in connection with the sale. However, if the net sales proceeds are reinvested in a replacement property, no such real estate disposition fees will be incurred until such replacement property is sold and the net sales proceeds are distributed. The payment of the real estate disposition fee is subordinated to receipt by the limited partners of their aggregate 10% Preferred Return, plus their adjusted capital contributions. No deferred, subordinated real estate disposition fees have been incurred since inception.

   During the years ended December 31, 1997, 1996 and 1995, the Affiliates provided accounting and administrative services to the Partnership on a day-to-day basis. The Partnership incurred $81,838, $85,899 and $79,776 for the years ended December 31, 1997, 1996 and 1995, respectively, for such services.

   The due to related parties consisted of the following at December 31:

                                                                 1997    1996
                                                                ------- -------
   Due to Affiliates:
     Expenditures incurred on behalf of the Partnership........ $48,126 $39,279
     Accounting and administrative services....................  40,728  27,874
     Other.....................................................   5,000     --
                                                                ------- -------
                                                                $93,854 $67,153
                                                                ======= =======

10. Concentration of Credit Risk

   The following schedule presents total rental and earned income from individual lessees, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of total rental and earned income from joint ventures), for at least one of the years ended December 31:

                                                        1997     1996     1995
                                                      -------- -------- --------
   Shoney's, Inc. ................................... $427,238 $425,390 $423,124
   Tampa Foods, L.P..................................  215,265  291,347  320,883

   In addition, the following schedule presents total rental and earned income from individual restaurant chains, each representing more than ten percent of the Partnership's total rental and earned income (including

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995 the Partnership's share of total rental and earned income from joint ventures) for at least one of the years ended December 31:

                                                       1997     1996     1995
                                                     -------- -------- --------
   Shoney's......................................... $557,303 $557,841 $559,710
   Wendy's Old Fashioned Hamburger Restaurants......  432,585  499,305  525,948
   Denny's..........................................  345,749  360,080  358,467
   Taco Bell........................................  262,909  251,314  251,273

   Although the Partnership's properties are geographically diverse throughout the United States and the Partnership's lessees operate a variety of restaurant concepts, default by any of these lessees or restaurant chains could significantly impact the results of operations of the Partnership. However, the general partners believe that the risk of such a default is reduced due to the essential or important nature of these properties for the on-going operations of the lessees.




   See accompanying notes and management's assumptions to unaudited pro forma financial statements.

                            CNL INCOME FUND V, LTD.

                              FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                                           Page
                                                                           -----
Condensed Balance Sheets as of September 30, 1998 and December 31, 1997..  F-153

Condensed Statements of Income for the Quarters and Nine Months Ended
 September 30, 1998 and 1997.............................................  F-154

Condensed Statements of Partner's Capital for the Nine Months Ended
 September 30, 1998 and for the Year Ended December 31, 1997.............  F-155

Condensed Statements of Cash Flows for the Nine Months Ended September
 30, 1998 and 1997.......................................................  F-156

Notes to Condensed Financial Statements for the Quarters and Nine Months
 Ended September 30, 1998 and 1997.......................................  F-157

Report of Independent Accountants........................................  F-161

Balance Sheets as of December 31, 1997 and 1996..........................  F-162

Statements of Income for the Years Ended December 31, 1997, 1996 and
 1995....................................................................  F-163

Statements of Partner's Capital for the Years Ended December 31, 1997,
 1996 and 1995...........................................................  F-164

Statements of Cash Flows for the Years Ended December 31, 1997, 1996 and
 1995....................................................................  F-165

Notes to Financial Statements for the Years Ended December 31, 1997, 1996
 and 1995................................................................  F-166

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

                            CONDENSED BALANCE SHEETS

                                                      September 30, December 31,
                                                          1998          1997
                                                      ------------- ------------
                       ASSETS
Land and buildings on operating leases, less
 accumulated depreciation and allowance for loss on
 land and buildings.................................   $10,855,678  $12,421,143
Net investment in direct financing leases...........     1,717,763    2,277,481
Investment in joint ventures........................     2,231,902    1,558,709
Mortgage note receivable, less deferred gain of
 $320,536 and $323,157..............................     1,742,233    1,758,167
Cash and cash equivalents...........................       481,185    1,361,290
Receivables, less allowance for doubtful accounts of
 $150,102 and $137,892..............................        61,221      108,261
Prepaid expenses....................................         8,458        9,307
Accrued rental income...............................       221,988      169,726
Other assets........................................        54,346       54,346
                                                       -----------  -----------
                                                       $17,374,774  $19,718,430
                                                       ===========  ===========
         LIABILITIES AND PARTNERS' CAPITAL
Accounts payable....................................   $     2,315  $    24,229
Accrued construction costs payable..................           --       125,000
Accrued and escrowed real estate taxes payable......        17,217       93,392
Distributions payable...............................       500,000      575,000
Due to related parties..............................       216,395      143,867
Rents paid in advance...............................        35,485       13,479
                                                       -----------  -----------
    Total liabilities...............................       771,412      974,967
Minority interest...................................       209,524      222,929
Partners' capital...................................    16,393,838   18,520,534
                                                       -----------  -----------
                                                       $17,374,774  $19,718,430
                                                       ===========  ===========


                See accompanying notes to financial statements.

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

                         CONDENSED STATEMENTS OF INCOME

                                      Quarter Ended       Nine Months Ended
                                      September 30,         September 30,
                                    ------------------- ----------------------
                                      1998       1997      1998        1997
                                    ---------  -------- ----------  ----------
Revenues:
  Rental income from operating
   leases.......................... $ 287,742  $344,772 $  875,920  $1,042,771
  Earned income from direct
   financing leases................    50,326    33,396    152,669     117,863
  Contingent rental income.........    10,084    15,404     33,412      68,056
  Interest and other income........    58,791    93,169    223,647     227,320
                                    ---------  -------- ----------  ----------
                                      406,943   486,741  1,285,648   1,456,010
                                    ---------  -------- ----------  ----------
Expenses:
  General operating and
   administrative..................    35,693    52,181    113,010     128,730
  Bad debt expense.................       --        --       5,882       9,007
  Professional services............     3,235     4,866     13,314      17,695
  Real estate taxes................    10,138    10,776     26,558      32,298
  State and other taxes............       --        --       9,658      11,897
  Depreciation.....................    71,743    82,425    201,720     249,225
                                    ---------  -------- ----------  ----------
                                      120,809   150,248    370,142     448,852
                                    ---------  -------- ----------  ----------
Income Before Minority Interest in
 Loss of Consolidated Joint
 Venture, Equity in Earnings of
 Unconsolidated Joint Ventures,
 Gain on Sale of Land and Buildings
 and Provision for Loss on Land and
 Buildings.........................   286,134   336,493    915,506   1,007,158
Minority Interest in Loss of
 Consolidated Joint Venture........     3,955     6,092     13,405      16,124
Equity in Earnings of
 Unconsolidated Joint Ventures.....    40,315    11,144    112,418      33,549
Gain on Sale of Land and
 Buildings.........................       838   267,076    443,443     369,570
Provision for Loss on Land and
 Buildings.........................  (120,508)      --    (273,141)   (142,990)
                                    ---------  -------- ----------  ----------
Net Income......................... $ 210,734  $620,805 $1,211,631  $1,283,411
                                    ---------  -------- ----------  ----------
Allocation of Net Income:
  General partners................. $     179  $  6,060 $    6,534  $   10,548
  Limited partners.................   210,555   614,745  1,205,097   1,272,863
                                    ---------  -------- ----------  ----------
                                    $ 210,734  $620,805 $1,211,631  $1,283,411
                                    =========  ======== ==========  ==========
Net Income Per Limited Partner
 Unit.............................. $    4.21  $  12.29 $    24.10  $    25.46
                                    =========  ======== ==========  ==========
Weighted Average Number of Limited
 Partner Units Outstanding.........    50,000    50,000     50,000      50,000
                                    =========  ======== ==========  ==========

                See accompanying notes to financial statements.

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

                   CONDENSED STATEMENTS OF PARTNERS' CAPITAL

                                                 Nine Months Ended  Year Ended
                                                   September 30,   December 31,
                                                       1998            1997
                                                 ----------------- ------------
General partners:
  Beginning balance.............................    $   493,982    $   376,173
  Contributions.................................            --         106,000
  Net income....................................          6,534         11,809
                                                    -----------    -----------
                                                        500,516        493,982
                                                    -----------    -----------
Limited partners:
  Beginning balance.............................     18,026,552     18,606,446
  Net income....................................      1,205,097      1,720,106
  Distributions ($66.77 and $46.00 per limited
   partner unit, respectively)..................     (3,338,327)    (2,300,000)
                                                    -----------    -----------
                                                     15,893,322     18,026,552
                                                    -----------    -----------
Total partners' capital.........................    $16,393,838    $18,520,534
                                                    ===========    ===========


                See accompanying notes to financial statements.

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

                       CONDENSED STATEMENTS OF CASH FLOWS

                                                         Nine Months Ended
                                                           September 30,
                                                      ------------------------
                                                         1998         1997
                                                      -----------  -----------
Increase (Decrease) in Cash and Cash Equivalents:
 Net Cash Provided by Operating Activities........... $ 1,230,725  $ 1,297,828
                                                      -----------  -----------
 Cash Flows from Investing Activities:
  Proceeds from sale of land and building............   2,125,220    4,082,166
  Additions to land and buildings on operating
   leases............................................    (125,000)    (120,365)
  Investment in joint ventures.......................    (713,480)         --
  Collections on mortgage notes receivable...........      15,757        5,503
  Increase in restricted cash........................         --    (2,487,115)
                                                      -----------  -----------
   Net cash provided by investing activities.........   1,302,497    1,480,189
                                                      -----------  -----------
 Cash Flows from Financing Activities:
  Distributions to limited partners..................  (3,413,327)  (1,725,000)
                                                      -----------  -----------
   Net cash used in financing activities.............  (3,413,327)  (1,725,000)
                                                      -----------  -----------
Net Increase (Decrease) in Cash and Cash
 Equivalents.........................................    (880,105)   1,053,017
Cash and Cash Equivalents at Beginning of Period.....   1,361,290      362,922
                                                      -----------  -----------
Cash and Cash Equivalents at End of Period........... $   481,185  $ 1,415,939
                                                      ===========  ===========
Supplemental Schedule of Non-Cash Investing and
 Financing Activities:
 Net investment in direct financing lease
  reclassified to land and building on operating
  lease as a result of lease termination............. $   530,498  $       --
                                                      ===========  ===========
 Deferred real estate disposition fees incurred and
  unpaid at end of period............................ $    65,400  $       --
                                                      ===========  ===========
 Distributions declared and unpaid at end of period.. $   500,000  $   575,000
                                                      ===========  ===========


                See accompanying notes to financial statements.

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

                    NOTES TO CONDENSED FINANCIAL STATEMENTS

           Quarters and Nine Months Ended September 30, 1998 and 1997

1. Basis of Presentation

   The accompanying unaudited condensed financial statements have been prepared in accordance with the instructions to Form 10-Q and do not include all of the information and note disclosures required by generally accepted accounting principles. The financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Operating results for the quarter and nine months ended September 30, 1998, may not be indicative of the results that may be expected for the year ending December 31, 1998. Amounts as of December 31, 1997, included in the financial statements, have been derived from audited financial statements as of that date.

   These unaudited financial statements should be read in conjunction with the financial statements and notes thereto included in Form 10-K of CNL Income Fund V, Ltd. (the "Partnership") for the year ended December 31, 1997.

   The Partnership accounts for its 66.5% interest in CNL/Longacre Joint Venture using the consolidation method. Minority interest represents the minority joint venture partner's proportionate share of the equity in the Partnership's consolidated joint venture. All significant intercompany accounts and transactions have been eliminated.

   In May 1998, the Financial Accounting Standards Board reached a consensus in EITF 98-9, entitled "Accounting for Contingent Rent in the Interim Financial Periods." Adoption of this consensus did not have a material effect on the Partnership's financial position or results of operations.

2. Land and Buildings on Operating Leases

   Land and buildings on operating leases consisted of the following at:

                                                    September 30, December 31,
                                                        1998          1997
                                                    ------------- ------------
   Land............................................  $ 5,340,524  $ 6,069,665
   Buildings.......................................    7,869,209    8,546,530
                                                     -----------  -----------
                                                      13,209,733   14,616,195
   Less accumulated depreciation...................   (1,830,220)  (1,944,358)
                                                     -----------  -----------
                                                      11,379,513   12,671,837
   Less allowance for loss on land and buildings...     (523,835)    (250,694)
                                                     -----------  -----------
                                                     $10,855,678  $12,421,143
                                                     ===========  ===========

   During the nine months ended September 30, 1998, the Partnership sold its properties in Port Orange, Florida, and Tyler, Texas to the tenants for a total of $2,180,000 and received net sales proceeds of $2,125,220, resulting in a total gain of $440,822 for financial reporting purposes. These properties were originally acquired by the Partnership in 1988 and 1989 and had costs totaling approximately $1,791,300, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold these properties for a total of approximately $333,900 in excess of their original purchase prices. In connection with the sale of the properties, the Partnership incurred deferred, subordinated, real estate disposition fees of $65,400 (see Note 6).

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)

           Quarters and Nine Months Ended September 30, 1998 and 1997

   As of December 31, 1997, the Partnership had established an allowance for loss on land and buildings of $250,694, for financial reporting purposes, relating to the properties in Belding, Michigan and Lebanon, New Hampshire. During the nine months ended September 30, 1998, the Partnership increased the allowance by $152,633 for the property in Belding, Michigan. In addition, during the nine months ended September 30, 1998, the Partnership established an allowance for loss on land and building of $120,508, relating to the property located in Daleville, Indiana. The allowances represent the difference between the net carrying values of the properties at September 30, 1998 and current estimates of net realizable values for these properties.

3. Net Investment in Direct Financing Leases

   During the nine months ended September 30, 1998, the Partnership terminated its lease with the tenant of the property in Daleville, Indiana. As a result, the Partnership reclassified these assets from net investment in direct financing lease to land and building on operating lease. In accordance with Statement of Financial Accounting Standards #13, "Accounting for Leases," the Partnership recorded the reclassified assets at the lower of original cost, present fair value, or present carrying value. No loss on termination of direct financing lease was recorded for financial reporting purposes.

4. Investment in Joint Ventures

   In May 1998, the Partnership entered into a joint venture arrangement, RTO Joint Venture, with an affiliate of the general partners, to construct and hold one restaurant property. As of September 30, 1998, the Partnership had contributed $713,480 to purchase land and pay for construction relating to the joint venture. As of September 30, 1998, the Partnership has agreed to contribute approximately $40,900 in additional construction costs to the joint venture. When construction is completed, the Partnership will have an approximate 53 percent interest in the profits and losses of the joint venture. The Partnership accounts for its investment in this joint venture under the equity method since the Partnership shares control with an affiliate.

   The following presents the combined, condensed financial information for all of the Partnership's joint ventures and properties held as tenants-in-common at:

                                                   September 30, December 31,
                                                       1998          1997
                                                   ------------- ------------
   Land and buildings on operating leases, less
    accumulated depreciation......................  $4,817,939    $4,277,972
   Net investment in direct financing leases......     802,097           --
   Cash...........................................      14,653        24,994
   Receivables....................................         527         4,417
   Prepaid expenses...............................         458           270
   Accrued rental income..........................      97,074        68,819
   Liabilities....................................     105,316         1,250
   Partners' capital..............................   5,627,432     4,375,222
   Revenues.......................................     386,391       151,242
   Net income.....................................     305,686       121,605

   The Partnership recognized income totaling $112,418 and $33,549 for the nine months ended September 30, 1998 and 1997, respectively, from these joint ventures, $40,315 and $11,144 of which was earned during the quarters ended September 30, 1998 and 1997, respectively.

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)

           Quarters and Nine Months Ended September 30, 1998 and 1997


5. Allocations and Distributions

   Generally, all net income and net losses of the Partnership, excluding gains and losses from the sale of properties, are allocated 99 percent to the limited partners and one percent to the general partners. Distributions of net cash flow are made 99 percent to the limited partners and one percent to the general partners; provided, however, that the one percent of net cash flow to be distributed to the general partners is subordinated to receipt by the limited partners of an aggregate, ten percent, noncompounded annual return on their adjusted capital contributions (the "10% Preferred Return") on a cumulative basis.

   Generally, net sales proceeds from the sale of properties, to the extent distributed, will be distributed first to the limited partners in an amount sufficient to provide them with the 10% Preferred Return, on a cumulative basis, plus the return of their adjusted capital contributions. The general partners will then receive, to the extent previously subordinated and unpaid, a one percent interest in all prior distributions of net cash flow and a return of their capital contributions. Any remaining sales proceeds will be distributed 95 percent to the limited partners and five percent to the general partners.

   Any gain from the sale of a property is, in general, allocated in the same manner as net sales proceeds are distributable. Any loss from the sale of a property is, in general, allocated first, on a pro rata basis, to partners with positive balances in their capital accounts; and thereafter, 95 percent to the limited partners and five percent to the general partners.

   During the nine months ended September 30, 1998 and 1997, the Partnership declared distributions to the limited partners of $3,338,327 and $1,725,000, respectively, ($500,000 and $575,000 for the quarters ended September 30, 1998 and 1997, respectively). This represents distributions for the nine months ended September 30, 1998 and 1997, of $66.77 and $34.50 per unit, respectively ($10.00 and $11.50 per unit for the quarters ended September 30, 1998 and 1997, respectively). Distributions for the nine months ended September 30, 1998, included $1,838,327 as a result of the distribution of net sales proceeds from the 1997 and 1998 sales of the properties in Tampa and Port Orange, Florida. This amount was applied toward the limited partners' cumulative 10% Preferred Return. No distributions have been made to the general partners to date.

6. Related Party Transactions

   An affiliate of the Partnership is entitled to receive a deferred, subordinated real estate disposition fee, payable upon the sale of one or more properties based on the lesser of one-half of a competitive real estate commission or three percent of the sales price if the affiliate provides a substantial amount of services in connection with the sale. Payment of the real estate disposition fee is subordinated to receipt by the limited partners of their aggregate cumulative 10% Preferred Return, plus their adjusted capital contributions. For the nine months ended September 30, 1998, the Partnership incurred $65,400 in deferred, subordinated, real estate disposition fees as a result of the sale of properties (see Note 2). No deferred, subordinated, real estate disposition fees were incurred for the nine months ended September 30, 1997.

7. Concentration of Credit Risk

   The following schedule presents total rental and earned income from individual lessees, each representing more than ten percent of the Partnership's total rental, earned and interest income (including the Partnership's

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)

           Quarters and Nine Months Ended September 30, 1998 and 1997

share of total rental and earned income from joint ventures and the properties held as tenants-in-common), for at least one of the nine months ended September 30:

                                                                1998     1997
                                                              -------- --------
   Golden Corral Corporation................................. $146,633 $146,633
   Slaymaker Group, Inc......................................  139,005      --
   DenAmerica, Inc...........................................   95,713  127,484
   Shoney's, Inc.............................................   83,051  180,044
   Tampa Foods, L.P..........................................   70,219  133,923

   In addition, the following schedule presents total rental, earned and interest income from individual restaurant chains, each representing more than ten percent of the Partnership's total rental, earned income and interest income from its properties (including the Partnership's share of total rental and earned income from joint ventures and the properties held as tenants-in-common) and mortgage notes for at least one of the nine months ended September 30:

                                                                1998     1997
                                                              -------- --------
   Golden Corral Family Steakhouse Restaurants............... $146,633 $146,633
   Tony Roma's Famous for Ribs...............................  139,005      --
   Wendy's Old Fashioned Hamburger Restaurants...............  128,616  193,319
   Denny's...................................................  103,736  228,498
   Perkins...................................................   77,728  280,805

   Although the Partnership's properties are geographically diverse throughout the United States and the Partnership's lessees operate a variety of restaurant concepts, default by any one of these lessees could significantly impact the results of operations of the Partnership. However, the general partners believe that the risk of such a default is reduced due to the essential or important nature of these properties for the on-going operations of the lessees.

                       Report of Independent Accountants

To the Partners
CNL Income Fund V, Ltd.

   We have audited the accompanying balance sheets of CNL Income Fund V, Ltd. (a Florida limited partnership) as of December 31, 1997 and 1996 and the related statements of income, partners' capital and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CNL Income Fund V, Ltd. as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.

/s/ Coopers & Lybrand L.L.P.

Orlando, Florida
January 29, 1998

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

                                 BALANCE SHEETS

                                                             December 31,
                                                        -----------------------
                                                           1997        1996
                                                        ----------- -----------
                        ASSETS
Land and buildings on operating leases, less
 accumulated depreciation and allowance for loss on
 land and buildings.................................... $12,421,143 $15,190,278
Net investment in direct financing leases..............   2,277,481   1,941,406
Investment in joint ventures...........................   1,558,709     465,808
Mortgage notes receivable, less deferred gain..........   1,758,167   1,772,858
Cash and cash equivalents..............................   1,361,290     362,922
Receivables, less allowance for doubtful accounts of
 $137,892 and $37,743..................................     108,261      57,934
Prepaid expenses.......................................       9,307      10,416
Accrued rental income..................................     169,726     277,034
Other..................................................      54,346      54,346
                                                        ----------- -----------
                                                        $19,718,430 $20,133,002
                                                        =========== ===========
           LIABILITIES AND PARTNERS' CAPITAL
Accounts payable....................................... $    24,229 $    25,366
Accrued construction costs payable.....................     125,000         --
Accrued real estate taxes payable......................      93,392     104,764
Distributions payable..................................     575,000     575,000
Due to related parties.................................     143,867     155,964
Rents paid in advance..................................      13,479      11,738
                                                        ----------- -----------
      Total liabilities................................     974,967     872,832
Minority interest......................................     222,929     277,551
Partners' capital......................................  18,520,534  18,982,619
                                                        ----------- -----------
                                                        $19,718,430 $20,133,002
                                                        =========== ===========


                See accompanying notes to financial statements.

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

                              STATEMENTS OF INCOME

                                                 Year Ended December 31,
                                             ----------------------------------
                                                1997        1996        1995
                                             ----------  ----------  ----------
Revenues:
  Rental income from operating leases....... $1,343,833  $1,746,021  $1,878,584
  Earned income from direct financing
   leases...................................    157,134     185,552     189,758
  Contingent rental income..................    233,663     130,167     104,455
  Interest income...........................    288,637     137,385      55,785
  Other income..............................     13,866      10,419      27,395
                                             ----------  ----------  ----------
                                              2,037,133   2,209,544   2,255,977
                                             ----------  ----------  ----------
Expenses:
  General operating and administrative......    166,346     178,991     157,741
  Professional services.....................     23,172      22,605      20,741
  Bad debt expense..........................      9,007         --        1,541
  Real estate taxes.........................     39,619      40,711      47,182
  State and other taxes.....................     11,897      12,492      15,982
  Depreciation and amortization.............    324,431     376,766     397,735
                                             ----------  ----------  ----------
                                                574,472     631,565     640,922
                                             ----------  ----------  ----------
Income Before Minority Interest in Loss of
 Consolidated Joint Venture, Equity in
 Earnings of Unconsolidated Joint Ventures,
 Gain on Sale of Land and Buildings and
 Provision for Loss on Land and Buildings...  1,462,661   1,577,979   1,615,055
Minority Interest in Loss of Consolidated
 Joint Venture..............................     54,622      23,884      11,823
Equity in Earnings of Unconsolidated Joint
 Ventures...................................     56,015      46,452      47,018
Gain on Sale of Land and Buildings..........    409,311      19,369       5,924
Provision for Loss on Land and Buildings....   (250,694)   (239,525)        --
                                             ----------  ----------  ----------
Net Income.................................. $1,731,915  $1,428,159  $1,679,820
                                             ==========  ==========  ==========
Allocation of Net Income:
  General partners.......................... $   11,809  $   12,513  $   16,754
  Limited partners..........................  1,720,106   1,415,646   1,663,066
                                             ----------  ----------  ----------
                                             $1,731,915  $1,428,159  $1,679,820
                                             ==========  ==========  ==========
Net Income Per Limited Partner Unit......... $    34.40  $    28.31  $    33.26
                                             ==========  ==========  ==========
Weighted Average Number of Limited Partner
 Units Outstanding..........................     50,000      50,000      50,000
                                             ==========  ==========  ==========

                See accompanying notes to financial statements.

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

                        STATEMENTS OF PARTNERS' CAPITAL

                  Years Ended December 31, 1997, 1996 and 1995

                          General Partners                  Limited Partners
                          ----------------- -------------------------------------------------
                                   Accumu-                              Accumu-
                          Contri-   lated     Contri-     Distri-        lated    Syndication
                          butions  Earnings   butions     butions      Earnings      Costs        Total
                          -------- -------- ----------- ------------  ----------- -----------  -----------
Balance, December 31,
 1994...................  $ 46,000 $109,706 $25,000,000 $(12,868,240) $10,860,974 $(2,865,000) $20,283,440
Contributions from
 general partner........    31,500      --          --           --           --          --        31,500
Distributions to limited
 partners ($46 per
 limited partner unit)..       --       --          --    (2,300,000)         --          --    (2,300,000)
Net income..............       --    16,754         --           --     1,663,066         --     1,679,820
                          -------- -------- ----------- ------------  ----------- -----------  -----------
Balance, December 31,
 1995...................    77,500  126,460  25,000,000  (15,168,240)  12,524,040  (2,865,000)  19,694,760
Contributions from
 general partner........   159,700      --          --           --           --          --       159,700
Distributions to limited
 partners ($46 per
 limited partner unit)..       --       --          --    (2,300,000)         --          --    (2,300,000)
Net income..............       --    12,513         --           --     1,415,646         --     1,428,159
                          -------- -------- ----------- ------------  ----------- -----------  -----------
Balance, December 31,
 1996...................   237,200  138,973  25,000,000  (17,468,240)  13,939,686  (2,865,000)  18,982,619
Contributions from
 general partner........   106,000      --          --           --           --          --       106,000
Distributions to limited
 partners ($46 per
 limited partner unit)..       --       --          --    (2,300,000)         --          --    (2,300,000)
Net income..............       --    11,809         --           --     1,720,106         --     1,731,915
                          -------- -------- ----------- ------------  ----------- -----------  -----------
Balance, December 31,
 1997...................  $343,200 $150,782 $25,000,000 $(19,768,240) $15,659,792 $(2,865,000) $18,520,534
                          ======== ======== =========== ============  =========== ===========  ===========


                See accompanying notes to financial statements.

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

                            STATEMENTS OF CASH FLOWS

                                                 Year Ended December 31,
                                             ----------------------------------
                                                1997        1996        1995
                                             ----------  ----------  ----------
Increase (Decrease) in Cash and Cash
 Equivalents:
 Cash Flows from Operating Activities:
 Cash received from tenants................  $1,771,467  $2,083,722  $2,216,111
 Distributions from unconsolidated joint
  ventures.................................      53,176      53,782      53,405
 Cash paid for expenses....................    (305,341)   (161,730)   (173,597)
 Interest received.........................     293,929     127,971      46,999
                                             ----------  ----------  ----------
  Net cash provided by operating
   activities..............................   1,813,231   2,103,745   2,142,918
                                             ----------  ----------  ----------
 Cash Flows from Investing Activities:
 Proceeds from sale of land and buildings..   5,271,796     100,000         --
 Proceeds from sale of portion of land for
  right of way purposes....................         --          --        7,625
 Collections on mortgage note receivable...       9,265       6,712      11,409
 Additions to land and buildings on
  operating leases.........................  (1,900,790)        --          --
 Investment in direct financing lease......    (911,072)        --          --
 Investment in joint venture...............  (1,090,062)        --          --
 Other.....................................         --      (26,287)        --
                                             ----------  ----------  ----------
  Net cash provided by investing
   activities..............................   1,379,137      80,425      19,034
                                             ----------  ----------  ----------
 Cash Flows from Financing Activities:
 Contributions from general partner........     106,000     159,700      31,500
 Distributions to limited partners.........  (2,300,000) (2,300,000) (2,300,000)
                                             ----------  ----------  ----------
  Net cash used in financing activities....  (2,194,000) (2,140,300) (2,268,500)
                                             ----------  ----------  ----------
Net Increase (Decrease) in Cash and Cash
 Equivalents...............................     998,368      43,870    (106,548)
Cash and Cash Equivalents at Beginning of
 Year......................................     362,922     319,052     425,600
                                             ----------  ----------  ----------
Cash and Cash Equivalents at End of Year...  $1,361,290  $  362,922  $  319,052
                                             ==========  ==========  ==========
Reconciliation of Net Income to Net Cash
 Provided by Operating Activities:
 Net income................................  $1,731,915  $1,428,159  $1,679,820
                                             ----------  ----------  ----------
 Adjustments to reconcile net income to net
  cash provided by operating activities:
 Depreciation..............................     324,431     376,766     397,735
 Minority interest in loss of consolidated
  joint venture............................     (54,622)    (23,884)    (11,823)
 Equity in earnings of unconsolidated joint
  ventures, net of distributions...........      (2,839)      7,330       6,387
 Gain on sale of land and buildings........    (409,311)    (19,369)     (5,924)
 Provisions for loss on land and
  buildings................................     250,694     239,525         --
 Decrease (increase) in accrued interest on
  mortgage note receivable.................       6,788      (9,414)     (8,786)
 Decrease (increase) in receivables........     (33,999)     10,270      13,527
 Decrease (increase) in prepaid expenses...       1,109       1,505        (534)
 Decrease in net investment in direct
  financing leases.........................      42,682      46,387      42,180
 Increase in accrued rental income.........     (19,527)    (27,875)    (30,484)
 Increase (decrease) in accounts payable
  and accrued expenses.....................     (12,509)     32,032       9,730
 Increase (decrease) in due to related
  parties..................................     (13,322)     59,945      41,585
 Increase (decrease) in rents paid in
  advance..................................       1,741     (17,632)      9,505
                                             ----------  ----------  ----------
  Total adjustments........................      81,316     675,586     463,098
                                             ----------  ----------  ----------
Net Cash Provided by Operating Activities..  $1,813,231  $2,103,745  $2,142,918
                                             ==========  ==========  ==========
Supplemental Schedule of Non-Cash Investing
 and Financing Activities:
 Mortgage note accepted in connection with
  sale of land and buildings...............  $      --   $1,057,299  $1,040,000
                                             ==========  ==========  ==========
 Distributions declared and unpaid at
  December 31..............................  $  575,000  $  575,000  $  575,000
                                             ==========  ==========  ==========

                See accompanying notes to financial statements.

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

                         NOTES TO FINANCIAL STATEMENTS

                  Years Ended December 31, 1997, 1996 and 1995

1. Significant Accounting Policies

   Organization and Nature of Business--CNL Income Fund V, Ltd. (the "Partnership") is a Florida limited partnership that was organized for the purpose of acquiring both newly constructed and existing restaurant properties, as well as properties upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food and family-style restaurant chains.

   The general partners of the Partnership are CNL Realty Corporation (the "Corporate General Partner"), James M. Seneff, Jr. and Robert A. Bourne. Mr. Seneff and Mr. Bourne are also 50 percent shareholders of the Corporate General Partner. The general partners have responsibility for managing the day-to-day operations of the Partnership.

   Real Estate and Lease Accounting--The Partnership records the acquisition of land and buildings at cost, including acquisition and closing costs. Land and buildings are leased to unrelated third parties on a triple-net basis, whereby the tenant is generally responsible for all operating expenses relating to the property, including property taxes, insurance, maintenance and repairs. The leases are accounted for using either the direct financing or the operating methods. Such methods are described below:

     Direct financing method--The leases accounted for using the direct financing method are recorded at their net investment (which at the inception of the lease generally represents the cost of the asset) (Note
  4). Unearned income is deferred and amortized to income over the lease terms so as to produce a constant periodic rate of return on the Partnership's net investment in the leases.

     Operating method--Land and building leases accounted for using the operating method are recorded at cost, revenue is recognized as rentals are earned and depreciation is charged to operations as incurred. Buildings are depreciated on the straight-line method over their estimated useful lives of 30 years. When scheduled rentals vary during the lease term, income is recognized on a straight-line basis so as to produce a constant periodic rent over the lease term commencing on the date the property is placed in service.

     Accrued rental income represents the aggregate amount of income recognized on a straight-line basis in excess of scheduled rental payments to date.

   When the properties are sold, the related cost and accumulated depreciation for operating leases and the net investment for direct financing leases, plus any accrued rental income, are removed from the accounts and gains or losses from sales are reflected in income. The general partners of the Partnership review properties for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through operations. The general partners determine whether an impairment in value has occurred by comparing the estimated future undiscounted cash flows, including the residual value of the property, with the carrying cost of the individual property. Although the general partners have made their best estimate of these factors based on current conditions, it is reasonably possible that changes could occur in the near term which could adversely affect the general partners' estimate of net cash flows expected to be generated from its properties and the need for asset impairment write-downs. If an impairment is indicated, the assets are adjusted to their fair value.

   When the collection of amounts recorded as rental or other income are considered to be doubtful, an adjustment is made to increase the allowance for doubtful accounts, which is netted against receivables, and to decrease rental or other income or increase bad debt expense for the current period, although the Partnership continues to pursue collection of such amounts. If amounts are subsequently determined to be uncollectible, the corresponding receivable and allowance for doubtful accounts are decreased accordingly.

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995


   Investment in Joint Ventures--The Partnership accounts for its 66.5% interest in CNL/Longacre Joint Venture, a Florida general partnership, using the consolidation method. Minority interest represents the minority joint venture partner's proportionate share of the equity in the Partnership's consolidated joint venture. All significant intercompany accounts and transactions have been eliminated.

   The Partnership accounts for its interest in Cocoa Joint Venture, Halls Joint Venture and a property in each of Mesa, Arizona and Vancouver, Washington, held as tenants-in-common with affiliates, using the equity method since the Partnership shares control with affiliates which have the same general partners.

   Cash and Cash Equivalents--The Partnership considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents consist of demand deposits at commercial banks and money market funds (some of which are backed by government securities). Cash equivalents are stated at cost plus accrued interest, which approximates market value.

   Cash accounts maintained on behalf of the Partnership in demand deposits at commercial banks and money market funds may exceed federally insured levels; however, the Partnership has not experienced any losses in such accounts. The Partnership limits investment of temporary cash investments to financial institutions with high credit standing; therefore, the Partnership believes it is not exposed to any significant credit risk on cash and cash equivalents.

   Income Taxes--Under Section 701 of the Internal Revenue Code, all income, expenses and tax credit items flow through to the partners for tax purposes. Therefore, no provision for federal income taxes is provided in the accompanying financial statements. The Partnership is subject to certain state taxes on its income and properties.

   Additionally, for tax purposes, syndication costs are included in Partnership equity and in the basis of each partner's investment. For financial reporting purposes, syndication costs are netted against partners' capital and represent a reduction of Partnership equity and a reduction in the basis of each partner's investment.

   Use of Estimates--The general partners of the Partnership have made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. The more significant areas requiring the use of estimates relate to the allowance for doubtful accounts and future cash flows associated with long-lived assets. Actual results could differ from those estimates.

   Reclassification--Certain items in the prior years' financial statements have been reclassified to conform to 1997 presentation. These reclassifications had no effect on partners' capital or net income.

2. Leases

   The Partnership leases its land and buildings primarily to operators of national and regional fast-food and family-style restaurants. The leases are accounted for under the provisions of Statement of Financial Accounting Standards No. 13, "Accounting for Leases." The leases generally are classified as operating leases; however, some leases have been classified as direct financing leases. Substantially all leases are for 15 to 20 years and provide for minimum and contingent rentals. In addition, the tenant generally pays all property taxes and assessments, fully maintains the interior and exterior of the building and carries insurance coverage for public liability, property damage, fire and extended coverage. The lease options generally allow tenants to

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995

renew the leases for two to four successive five-year periods subject to the same terms and conditions as the initial lease. Most leases also allow the tenant to purchase the property at fair market value after a specified portion of the lease has elapsed.

3. Land and Buildings on Operating Leases

   Land and buildings on operating leases consisted of the following at December 31:

                                                          1997         1996
                                                       -----------  -----------
   Land............................................... $ 6,069,665  $ 7,284,070
   Buildings..........................................   8,546,530   10,431,908
                                                       -----------  -----------
                                                        14,616,195   17,715,978
   Less accumulated depreciation......................  (1,944,358)  (2,346,374)
                                                       -----------  -----------
                                                        12,671,837   15,369,604
   Less allowance for loss on land and buildings......    (250,694)    (179,326)
                                                       -----------  -----------
                                                       $12,421,143  $15,190,278
                                                       ===========  ===========

   In August 1995, the Partnership sold its property in Myrtle Beach, South Carolina, to the tenant for $1,040,000 and accepted the sales proceeds in the form of a promissory note (Note 6). The total carrying value of the property was $896,788, including acquisition fees and miscellaneous acquisition expenses and net of accumulated depreciation. As a result of this sale being accounted for using the installment sales method for financial reporting purposes as required by Statement of Financial Accounting Standards No. 66, "Accounting for Sales of Real Estate," the Partnership recognized a gain of $1,024 and $924 for the years ended December 31, 1997 and 1996, respectively, and had a deferred gain in the amount of $139,693 and $140,717 at December 31, 1997 and 1996, respectively (Note 6).

   In October 1996, the Partnership sold its property in St. Cloud, Florida, to the tenant for $1,150,000. In connection therewith, the Partnership received $100,000 in cash and accepted the remaining sales proceeds in the form of a promissory note (Note 6). The total carrying value of the property was $894,265, including acquisition fees and miscellaneous acquisition expenses and net of accumulated depreciation. As a result of this sale being accounted for under the installment sales method for financial reporting purposes, as described above, the Partnership recognized a gain of $338 and $18,445 for the years ended December 31, 1997 and 1996, respectively, and had a deferred gain in the amount of $183,464 and $183,802 at December 31, 1997 and 1996, respectively (Note 6).

   In 1996, the Partnership established an allowance for loss on land and building in the amount of $109,264 and wrote off accrued rental income of $60,199 for financial reporting purposes for the property in Franklin, Tennessee. The allowance represented the difference between (i) the property's carrying value at December 31, 1996, plus the accrued rental income that the Partnership had recognized since the inception of the lease relating to the straight-lining of future scheduled rent increases minus (ii) the net realizable value based on sales proceeds received in January 1997 from the sale of this Property. The Partnership sold the property in January 1997, to the tenant for $980,000 and received net sales proceeds of $960,741. Since the Partnership had previously established an allowance for loss on land and building as of December 31, 1996, no loss was recognized during 1997 as a result of the sale. The Partnership used $360,000 of the net sales proceeds to pay liabilities of the Partnership, including quarterly distributions to the limited partners. In June 1997, the

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995

Partnership entered into an operating agreement for the property located in South Haven, Michigan, with an operator to operate the property as an Arby's restaurant. In connection therewith, the Partnership used approximately $120,400 of the net sales proceeds from the sale of the property in Franklin, Tennessee, for conversion costs associated with the Arby's property.

   In December 1997, the Partnership reinvested approximately $244,800 of the net sales proceeds from the sale of the Property in Franklin, Tennessee, in a property located in Sandy, Utah, as described below, and approximately $150,000 of the net sales proceeds in a property located in Vancouver, Washington, as tenants-in-common with affiliates of the general partners (see Note 5).

   In September 1997, the Partnership sold its property in Salem, New Hampshire, to the tenant for $1,295,172 and received net sales proceeds (net of $1,773 which represents prorated rent returned to the tenant) of $1,270,365, resulting in a gain of $141,508 for financial reporting purposes. This property was originally acquired by the Partnership in May 1989 and had a cost of approximately $1,085,100, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the property for approximately $187,000 in excess of its original purchase price. In December 1997, the Partnership reinvested the net sales proceeds in a property located in Sandy, Utah, as described below.

   In addition, in September 1997, the Partnership sold its property in Port St. Lucie, Florida, to the tenant for $1,220,000 and received net sales proceeds of $1,216,750, resulting in a gain of $125,309 for financial reporting purposes. This property was originally acquired by the Partnership in November 1989 and had a cost of approximately $1,176,100, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the property for approximately $40,700 in excess of its original purchase price. In November 1997, the Partnership reinvested the majority of the net sales proceeds in a property located in Houston, Texas.

   In 1996, the Partnership established an allowance for loss on land for the property in Richmond, Indiana, in the amount of $70,062, which represented the difference between the property's carrying value at December 31, 1996, and the property manager's estimate of the net realizable value of the property based on an anticipated sales price. In November 1997, the Partnership sold this property to a third party for $400,000 and received net sales proceeds of $385,179. As a result of this transaction, the Partnership recognized a loss of $141,567 for financial reporting purposes. In December 1997, the Partnership reinvested the net sales proceeds in a property located in Vancouver, Washington, as tenants-in-common with affiliates of the general partners (see
Note 5).

   Also, in December 1997, the Partnership sold its property in Tampa, Florida, to a third party for $850,000 and received net sales proceeds (net of $724 which represents prorated rent returned to the tenant) of $804,451 resulting in a gain of $180,704 for financial reporting purposes. This property was originally acquired by the Partnership in February 1989 and had a cost of approximately $673,200, excluding acquisition fees and miscellaneous acquisition expenses; therefore the Partnership sold the property for approximately $132,000 in excess of its original purchase price.

   At December 31, 1997, the Partnership established an allowance for loss on land and building of $151,671, for financial reporting purposes, relating to the property in Belding, Michigan. The allowance represents the difference between the property's carrying value at December 31, 1997 and the estimated net realizable value for this property. In addition, at December 31, 1997, an allowance was established for loss on land and building of $99,023, for financial reporting purposes, relating to the property in Lebanon, New Hampshire, owned by the Partnership's consolidated joint venture, CNL/Longacre Joint Venture. The

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995

allowance represents the difference between the property's carrying value at December 31, 1997 and the estimated new realizable value based on an anticipated sales price for this property.

   As described above, in December 1997, the Partnership used the majority of the net sales proceeds from the sale of the Properties in Franklin, Tennessee and Salem, New Hampshire, in a Property located in Sandy, Utah.

   Some leases provide for escalating guaranteed minimum rents throughout the lease terms. Income from these scheduled rent increases is recognized on a straight-line basis over the terms of the leases. For the years ended December 31, 1997, 1996 and 1995, the Partnership recognized $19,526, $27,875 and
$30,484, respectively, of such rental income.

   The following is a schedule of the future minimum lease payments to be received on noncancellable operating leases at December 31, 1997:

   1998............................................................. $ 1,049,074
   1999.............................................................   1,052,663
   2000.............................................................   1,063,699
   2001.............................................................   1,028,379
   2002.............................................................     939,819
   Thereafter.......................................................   8,440,061
                                                                     -----------
                                                                     $13,573,695
                                                                     ===========

   Since lease renewal periods are exercisable at the option of the tenant, the above table only presents future minimum lease payments due during the initial lease terms. In addition, this table does not include any amounts for future contingent rentals which may be received on the leases based on a percentage of the tenant gross sales.

4. Net Investment in Direct Financing Leases

   The following lists the components of the net investment in direct financing leases at December 31:

                                                          1997         1996
                                                       -----------  -----------
   Minimum lease payments receivable.................. $ 4,213,033  $ 2,811,323
   Estimated residual values..........................     806,792      828,783
   Less unearned income...............................  (2,742,344)  (1,698,700)
                                                       -----------  -----------
   Net investment in direct financing leases.......... $ 2,277,481  $ 1,941,406
                                                       ===========  ===========

   The following is a schedule of future minimum lease payments to be received on direct financing leases at December 31, 1997:

   1998.............................................................. $  286,518
   1999..............................................................    286,518
   2000..............................................................    286,518
   2001..............................................................    286,518
   2002..............................................................    286,518
   Thereafter........................................................  2,780,443
                                                                      ----------
                                                                      $4,213,033
                                                                      ==========

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995


   In May 1997, the Partnership sold its property in Smyrna, Tennessee, to a third party for $655,000 and received net sales proceeds of $634,310, resulting in a gain of $101,995 for financial reporting purposes. This property was originally acquired by the Partnership in March 1989 and had a cost of approximately $569,500, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the property for approximately $64,800 in excess of its original purchase price. The Partnership used approximately $82,500 of the net sales proceeds to pay liabilities of the Partnership, including quarterly distributions to the limited partners. In addition, in October 1997, the Partnership reinvested approximately $460,900 of the net sales proceeds in a property in Mesa, Arizona, as tenants-in-common with an affiliate of the general partners. In December 1997, the Partnership reinvested the remaining net sales proceeds in a property located in Vancouver, Washington, as tenants-in-common with affiliates of the general partners (Note
5).

   The above table does not include future minimum lease payments for renewal periods or for contingent rental payments that may become due in future periods (see Note 3).

5. Investment in Joint Ventures

   The Partnership has a 43 percent and a 49 percent interest in the profits and losses of Cocoa Joint Venture and Halls Joint Venture, respectively. The remaining interests in these joint ventures are held by affiliates of the Partnership which have the same general partners.

   In October 1997, the Partnership used a portion of the net sales proceeds from the sale of the Property in Smyrna, Tennessee (see Note 4) to acquire a property in Mesa, Arizona, as tenants-in-common with an affiliate of the general partners. The Partnership accounts for its investment in this property using the equity method since the Partnership shares control with an affiliate, and amounts relating to its investment are included in investment in joint ventures. As of December 31, 1997, the Partnership owned a 42.23% interest in this property.

   In addition, in December 1997, the Partnership used some or all of the net sales proceeds from the sales of the Properties in Franklin, Tennessee; and Richmond, Indiana (see Note 3), and Smyrna, Tennessee (see Note 4) to acquire a property in Vancouver, Washington, as tenants-in-common with affiliates of the general partners. The Partnership accounts for its investment in this property using the equity method since the Partnership shares control with an affiliate, and amounts relating to its investment are included in investment in joint ventures. As of December 31, 1997, the Partnership owned a 27.78% interest in this property.

   Cocoa Joint Venture, Halls Joint Venture, and the Partnership and affiliates as tenants-in-common in two separate tenancy-in-common arrangements, each own and lease one property to an operator of national fast-food or family-style restaurants.

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995


   The following presents the combined condensed financial information for the joint ventures and the two properties held as two separate tenants-in-common with affiliates at December 31:

                                                           1997       1996
                                                        ---------- ----------
   Land and buildings on operating leases, less
    accumulated depreciation........................... $4,277,972 $  946,406
   Cash................................................     24,994        561
   Receivables.........................................      4,417        --
   Prepaid expenses....................................        270        251
   Accrued rental income...............................     68,819     63,806
   Liabilities.........................................      1,250        880
   Partners' capital...................................  4,375,222  1,010,144
   Revenues............................................    151,242    123,689
   Net income..........................................    121,605     98,949

   The Partnership recognized income totalling $56,015, $46,452 and $47,018 for the years ended December 31, 1997, 1996 and 1995, respectively, from these joint ventures.

6. Mortgage Note Receivable

   In connection with the sale in 1995 of its property in Myrtle Beach, South Carolina, the Partnership accepted a promissory note in the principal sum of $1,040,000, collateralized by a mortgage on the property. The promissory note bears interest at 10.25% per annum and is being collected in 59 equal monthly installments of $9,319, including interest, with a balloon payment of $1,006,004 due in July 2000.

   In addition, in connection with the sale in 1996 of its property in St. Cloud, Florida, the Partnership accepted a promissory note in the principal sum of $1,057,299, representing the balance of the sales price of $1,050,000 plus tenant closing costs in the amount of $7,299 that the Partnership financed on behalf of the tenant. The note is collateralized by a mortgage on the property. The promissory note bears interest at a rate of 10.75% per annum and is being collected in 12 monthly installments of interest only, and thereafter in 168 equal monthly installments of principal and interest.

   The mortgage notes receivable consisted of the following at December 31:

                                                           1997        1996
                                                        ----------  ----------
   Principal balance................................... $2,069,912  $2,079,177
   Accrued interest receivable.........................     11,412      18,200
   Less deferred gains on sale of land and buildings...   (323,157)   (324,519)
                                                        ----------  ----------
                                                        $1,758,167  $1,772,858
                                                        ==========  ==========

   The general partners believe that the estimated fair values of mortgage notes receivable at December 31, 1997 and 1996, approximate the outstanding principal amount based on estimated current rates at which similar loans would be made to borrowers with similar credit and for similar maturities.

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995


7. Receivables

   In June 1997, the Partnership terminated the leases with the tenant of the properties in Connorsville and Richmond, Indiana. In connection therewith, the Partnership accepted a promissory note from the former tenant for $35,297 for amounts relating to past due real estate taxes the Partnership had accrued as a result of the former tenant's financial difficulties. The promissory note is uncollateralized, bears interest at a rate of ten percent per annum, and is being collected in 36 monthly installments. Receivables at December 31, 1997, included $37,099 of such amounts, including accrued interest of $1,802.

8. Allocations and Distributions

   Generally, all net income and net losses of the Partnership, excluding gains and losses from the sale of properties, are allocated 99 percent to the limited partners and one percent to the general partners. Distributions of net cash flow are made 99 percent to the limited partners and one percent to the general partners; provided, however, that the one percent of net cash flow to be distributed to the general partners is subordinated to receipt by the limited partners of an aggregate, ten percent, cumulative, noncompounded annual return on their adjusted capital contributions (the "10% Preferred Return").

   Generally, net sales proceeds from the sale of properties, to the extent distributed, will be distributed first to the limited partners in an amount sufficient to provide them with their 10% Preferred Return, plus the return of their adjusted capital contributions. The general partners will then receive, to the extent previously subordinated and unpaid, a one percent interest in all prior distributions of net cash flow and a return of their capital contributions. Any remaining sales proceeds will be distributed 95 percent to the limited partners and five percent to the general partners.

   Any gain from the sale of a property is, in general, allocated in the same manner as net sales proceeds are distributable. Any loss from the sale of a property is, in general, allocated first, on a pro rata basis, to partners with positive balances in their capital accounts; and thereafter, 95 percent to the limited partners and five percent to the general partners.

   During each of the years ended December 31, 1997, 1996 and 1995, the Partnership declared distributions to the limited partners of $2,300,000. No distributions have been made to the general partners to date.

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995


9. Income Taxes

   The following is a reconciliation of net income for financial reporting purposes to net income for federal income tax purposes for the years ended December 31:

                                               1997        1996        1995
                                            ----------  ----------  ----------
   Net income for financial reporting
    purposes..............................  $1,731,915  $1,428,159  $1,679,820
   Depreciation for tax reporting purposes
    in excess of depreciation for
    financial reporting purposes..........     (23,618)    (28,058)    (26,980)
   Gain on disposition of land and
    buildings for financial reporting
    purposes in excess of gain for tax
    reporting purposes....................    (354,648)     (1,606)        (69)
   Allowance for loss on land and
    buildings.............................     250,694     239,525         --
   Direct financing leases recorded as
    operating leases for tax reporting
    purposes..............................      42,682      46,387      42,180
   Equity in earnings of unconsolidated
    joint ventures for tax reporting
    purposes less than equity in earnings
    of unconsolidated joint ventures for
    financial reporting purposes..........      (1,914)     (1,900)     (2,926)
   Allowance for doubtful accounts........     100,149      33,254    (150,480)
   Accrued rental income..................     (19,527)    (27,875)    (30,484)
   Rents paid in advance..................       1,241     (17,632)      9,505
   Minority interest in timing differences
    of consolidated joint venture.........     (41,515)       (343)       (370)
   Disallowed real estate tax deduction...      36,721         --          --
                                            ----------  ----------  ----------
   Net income for federal income tax
    purposes..............................  $1,722,180  $1,669,911  $1,520,196
                                            ==========  ==========  ==========

10. Related Party Transactions

   One of the individual general partners, James M. Seneff, Jr., is one of the principal shareholders of CNL Group, Inc., the parent company of CNL Fund Advisors, Inc. The other individual general partner, Robert A. Bourne, served as president of CNL Fund Advisors, Inc. through October 1997. CNL Income Fund Advisors, Inc. was a wholly owned subsidiary of CNL Group, Inc. until its merger, effective January 1, 1996, with CNL Fund Advisors, Inc. During the years ended December 31, 1997, 1996 and 1995, CNL Income Fund Advisors, Inc. and CNL Fund Advisors, Inc. (hereinafter referred to collectively as the "Affiliates") each performed certain services for the Partnership, as described below.

   During the years ended December 31, 1997, 1996 and 1995, certain Affiliates acted as manager of the Partnership's properties pursuant to a management agreement with the Partnership. In connection therewith, the Partnership agreed to pay the Affiliates an annual, noncumulative, subordinated management fee of one percent of the sum of gross revenues from properties wholly owned by the Partnership and the Partnership's allocable share of gross revenues from joint ventures, but not in excess of competitive fees for comparable services. These fees will be incurred and will be payable only after the limited partners receive their 10% Preferred Return. Due to the fact that these fees are noncumulative, if the limited partners do not receive their 10% Preferred Return in any particular year, no management fees will be due or payable for such year. As a result of such threshold, no management fees were incurred during the years ended December 1997, 1996 and 1995.

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995

   Certain Affiliates are also entitled to receive a deferred, subordinated real estate disposition fee, payable upon the sale of one or more properties based on the lesser of one-half of a competitive real estate commission or three percent of the sales price if the Affiliates provide a substantial amount of services in connection with the sale. However, if the net sales proceeds are reinvested in a replacement property, no such real estate disposition fees will be incurred until such replacement property is sold and the net sales proceeds are distributed. The payment of the real estate disposition fee is subordinated to receipt by the limited partners of their aggregate 10% Preferred Return, plus their adjusted capital contributions. During the year ended December 31, 1996, the Partnership incurred a deferred, subordinated real estate disposition fee of $34,500 as the result of the sale of the Property in St. Cloud, Florida. No deferred, subordinated real estate disposition fees were incurred for the years ended December 31, 1997 and 1995 due to the reinvestment of net sales proceeds in additional Properties.

   During the years ended December 31, 1997, 1996 and 1995, the Affiliates provided accounting and administrative services to the Partnership on a day-to-day basis. The Partnership incurred $80,145, $83,563 and $83,882 for the years ended December 31, 1997, 1996 and 1995, respectively, for such services.

   The due to related parties consisted of the following at December 31:

                                                               1997     1996
                                                             -------- --------
   Due to Affiliates:
     Expenditures incurred on behalf of the Partnership..... $ 67,106 $ 78,407
     Accounting and administrative services.................   42,261   43,057
     Deferred, subordinated real estate disposition fee.....   34,500   34,500
                                                             -------- --------
                                                             $143,867 $155,964
                                                             ======== ========

   During 1997, the Partnership and an affiliate of the general partners acquired a property in Mesa, Arizona, as tenants-in-common for a purchase price of $1,084,111 (of which the Partnership contributed $460,911 or 42.23%) from CNL BB Corp., also an affiliate of the general partners. CNL BB Corp. had purchased and temporarily held title to this property in order to facilitate the acquisition of the property by the Partnership. The purchase price paid by the Partnership represented the Partnership's percent of interest in the costs incurred by CNL BB Corp. to acquire and carry the property, including closing costs.

11. Concentration of Credit Risk

   The following schedule presents total rental and earned income from individual lessees, or affiliated groups of lessees, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership share of total rental and earned income from unconsolidated joint ventures and the properties held as tenants-in-common with affiliates), for at least one of the years ended December 31:

                                                       1997     1996     1995
                                                     -------- -------- --------
   Shoney's, Inc.................................... $229,795 $241,119 $247,353
   Golden Corral Corporation........................  195,511  195,511  195,511

   In addition, the following schedule presents total rental and earned income (including mortgage interest income) from individual restaurant chains, each representing more than ten percent of the Partnership's total rental and earned income and mortgage interest income (including the Partnership's share of total rental and

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995

earned income from joint ventures and the properties held as tenants-in-common with affiliates) for at least one of the years ended December 31:

                                                       1997     1996     1995
                                                     -------- -------- --------
   Denny's.......................................... $312,510 $310,021 $314,057
   Wendy's Old Fashioned Hamburger Restaurant.......  302,253  293,817  278,127
   Perkins..........................................  228,492  268,939  226,898

   Although the Partnership's properties are geographically diverse throughout the United States and the Partnership's lessees operate a variety of restaurant concepts, default by any one of these lessees or restaurant chains, could significantly impact the results of operations of the Partnership. However, the general partners believe that the risk of such a default is reduced due to the essential or important nature of these properties for the on-going operations of the lessees.

12. Subsequent Events

   In January 1998, the Partnership sold its property in Port Orange, Florida to the tenant, for $1,330,000 and received net sales proceeds (net of $2,909 which represents prorated rent returned to the tenant) of $1,283,096, resulting in a gain of approximately $350,300 for financial reporting purposes.

                            CNL INCOME FUND VI, LTD.

                              FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                                           Page
                                                                           -----
Condensed Balance Sheets as of September 30, 1998 and December 31, 1997..  F-178
Condensed Statements of Income for the Quarters and Nine Months Ended
 September 30, 1998 and 1997.............................................  F-179
Condensed Statements of Partner's Capital for the Nine Months Ended
 September 30, 1998 and for the Year Ended December 31, 1997.............  F-180
Condensed Statements of Cash Flows for the Nine Months Ended September
 30, 1998 and 1997.......................................................  F-181
Notes to Condensed Financial Statements for the Quarters and Nine Months
 Ended September 30, 1998 and 1997.......................................  F-182
Report of Independent Accountants........................................  F-185
Balance Sheets as of December 31, 1997 and 1996..........................  F-186
Statements of Income for the Years Ended December 31, 1997, 1996 and
 1995....................................................................  F-187
Statements of Partner's Capital for the Years Ended December 31, 1997,
 1996 and 1995...........................................................  F-188
Statements of Cash Flows for the Years Ended December 31, 1997, 1996 and
 1995....................................................................  F-189
Notes to Financial Statements for the Years Ended December 31, 1997, 1996
 and 1995................................................................  F-191

                            CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

                            CONDENSED BALANCE SHEETS

                                                      September 30, December 31,
                                                          1998          1997
                                                      ------------- ------------
                       ASSETS
Land and buildings on operating leases, less
 accumulated depreciation of $3,472,247 and
 $3,327,334.........................................   $18,673,683  $20,785,684
Net investment in direct financing leases...........     3,944,272    4,708,841
Investment in joint ventures........................     4,848,127    1,130,139
Cash and cash equivalents...........................     1,353,864    1,614,759
Restricted cash.....................................           --       709,227
Receivables, less allowance for doubtful accounts of
 $341,604 and $363,410..............................        31,765      157,989
Prepaid expenses....................................         4,463        4,235
Lease costs, less accumulated amortization of $6,768
 and $5,581.........................................        10,932       12,119
Accrued rental income, less allowance for doubtful
 accounts of $9,697 in 1998 and 1997................       762,705      843,345
Other assets........................................        26,731       26,731
                                                       -----------  -----------
                                                       $29,656,542  $29,993,069
                                                       ===========  ===========
         LIABILITIES AND PARTNERS' CAPITAL
Accounts payable....................................   $     9,130  $    14,138
Accrued construction costs payable..................           --       125,000
Accrued and escrowed real estate taxes payable......        18,117       38,025
Due to related parties..............................         5,250       32,019
Distributions payable...............................       787,500      787,500
Rents paid in advance...............................        27,598       57,663
                                                       -----------  -----------
    Total liabilities...............................       847,595    1,054,345
Minority interest...................................       143,546      144,475
Partners' capital...................................    28,665,401   28,794,249
                                                       -----------  -----------
                                                       $29,656,542  $29,993,069
                                                       ===========  ===========


                See accompanying notes to financial statements.

                            CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

                         CONDENSED STATEMENTS OF INCOME

                                       Quarter Ended       Nine Months Ended
                                       September 30,         September 30,
                                    -------------------- ----------------------
                                      1998       1997       1998        1997
                                    --------  ---------- ----------  ----------
Revenues:
  Rental income from operating
   leases.........................  $601,109  $  603,263 $1,884,112  $1,889,623
  Adjustments to accrued rental
   income.........................       --          --    (155,528)        --
  Earned income from direct
   financing leases...............   106,936      98,328    363,720     369,865
  Contingent rental income........     4,882       7,946     39,361      34,554
  Interest and other income.......    25,316      43,483     92,998      76,748
                                    --------  ---------- ----------  ----------
                                     738,243     753,020  2,224,663   2,370,790
                                    --------  ---------- ----------  ----------
Expenses:
  General operating and
   administrative.................    42,989      41,177    129,031     113,543
  Bad debt expense................       --          --      12,854      13,102
  Professional services...........     6,494       6,030     23,285      17,569
  Real estate taxes...............       --        1,790        --       11,754
  State and other taxes...........       --          --      10,392       8,968
  Depreciation and amortization...   114,253     117,383    344,306     359,714
                                    --------  ---------- ----------  ----------
                                     163,736     166,380    519,868     524,650
                                    --------  ---------- ----------  ----------
Income Before Minority Interest in
 Loss (Income) of Consolidated
 Joint Venture, Equity in Earnings
 of Unconsolidated Joint Ventures
 and Gain on Sale of Land and
 Buildings........................   574,507     586,640  1,704,795   1,846,140
Minority Interest in Loss (Income)
 of Consolidated Joint Venture....    (4,133)      1,715    (28,673)      5,783
Equity in Earnings of
 Unconsolidated Joint Ventures....    94,509      24,723    212,408     194,079
Gain on Sale of Land and
 Buildings........................       --      626,804    345,122     547,027
                                    --------  ---------- ----------  ----------
Net Income........................  $664,883  $1,239,882 $2,233,652  $2,593,029
                                    ========  ========== ==========  ==========
Allocation of Net Income:
General partners..................  $  6,649  $    7,692 $   20,455  $   21,492
Limited partners..................   658,234   1,232,190  2,213,197   2,571,537
                                    --------  ---------- ----------  ----------
                                    $664,883  $1,239,882 $2,233,652  $2,593,029
                                    ========  ========== ==========  ==========
Net Income Per Limited Partner
 Unit.............................  $   9.40  $    17.60 $    31.62  $    36.74
                                    ========  ========== ==========  ==========
Weighted Average Number of Limited
 Partner Units Outstanding........    70,000      70,000     70,000      70,000
                                    ========  ========== ==========  ==========

                See accompanying notes to financial statements.

                            CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

                   CONDENSED STATEMENTS OF PARTNERS' CAPITAL

                                                      Nine Months
                                                         Ended     Year Ended
                                                       September    December
                                                       30, 1998     31, 1997
                                                      -----------  -----------
General partners:
  Beginning balance.................................. $   229,363  $   204,010
  Net income.........................................      20,455       25,353
                                                      -----------  -----------
                                                          249,818      229,363
                                                      -----------  -----------
Limited partners:
  Beginning balance..................................  28,564,886   28,840,357
  Net income.........................................   2,213,197    2,874,529
  Distributions ($33.75 and $45.00 per limited
   partner unit, respectively).......................  (2,362,500)  (3,150,000)
                                                      -----------  -----------
                                                       28,415,583   28,564,886
                                                      -----------  -----------
Total partners' capital.............................. $28,665,401  $28,794,249
                                                      ===========  ===========


                See accompanying notes to financial statements.

                            CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

                       CONDENSED STATEMENTS OF CASH FLOWS

                                                         Nine Months Ended
                                                           September 30,
                                                      ------------------------
                                                         1998         1997
                                                      -----------  -----------
Increase (Decrease) in Cash and Cash
  Equivalents:
    Net Cash Provided by Operating Activities........ $ 2,445,813  $ 2,375,171
                                                      -----------  -----------
    Cash Flows from Investing Activities:
      Proceeds from sale of land and buildings.......   2,832,253    4,003,985
      Additions to land and buildings on operating
       leases........................................   (125,000)   (1,112,647)
      Investment in joint ventures...................  (3,716,209)         --
      Return of capital from joint venture...........         --        69,997
      Decrease (increase) in restricted cash.........     697,650   (2,400,061)
      Payment of lease costs.........................      (3,300)      (3,300)
                                                      -----------  -----------
        Net cash provided by (used in) investing
         activities..................................    (314,606)     557,974
                                                      -----------  -----------
    Cash Flows from Financing Activities:
      Distributions to limited partners..............  (2,362,500)  (2,432,500)
      Distributions to holder of minority interest...     (29,602)      (8,832)
                                                      -----------  -----------
        Net cash used in financing activities........  (2,392,102)  (2,441,332)
                                                      -----------  -----------
Net Increase (Decrease) in Cash and Cash
 Equivalents.........................................    (260,895)     491,813
Cash and Cash Equivalents at Beginning of Period.....   1,614,759    1,127,930
                                                      -----------  -----------
Cash and Cash Equivalents at End of Period........... $ 1,353,864  $ 1,619,743
                                                      -----------  -----------
Supplemental Schedule of Non-Cash Financing
 Activities:
  Distributions declared and unpaid at end of
   period............................................ $   787,500  $   787,500
                                                      ===========  ===========


                See accompanying notes to financial statements.

                            CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

                    NOTES TO CONDENSED FINANCIAL STATEMENTS

           Quarters and Nine Months Ended September 30, 1998 and 1997

1. Basis of Presentation

   The accompanying unaudited condensed financial statements have been prepared in accordance with the instructions to Form 10-Q and do not include all of the information and note disclosures required by generally accepted accounting principles. The financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Operating results for the quarter and nine months ended September 30, 1998, may not be indicative of the results that may be expected for the year ending December 31, 1998. Amounts as of December 31, 1997, included in the financial statements, have been derived from audited financial statements as of that date.

   These unaudited financial statements should be read in conjunction with the financial statements and notes thereto included in Form 10-K of CNL Income Fund VI, Ltd. (the "Partnership") for the year ended December 31, 1997.

   The Partnership accounts for its 66 percent interest in the accounts of Caro Joint Venture using the consolidation method. Minority interest represents the minority joint venture partner's proportionate share of the equity in the Partnership's consolidated joint venture. All significant intercompany accounts and transactions have been eliminated.

   In May 1998, the Financial Accounting Standards Board reached a consensus in EITF 98-9, entitled "Accounting for Contingent Rent in the Interim Financial Periods." Adoption of this consensus did not have a material effect on the Partnership's financial position or results of operations.

2. Land and Buildings

   In January 1998, the Partnership sold its property in Deland, Florida, to the tenant for $1,250,000 and received net sales proceeds of $1,234,122, resulting in a gain of $345,122 for financial reporting purposes. This property was originally acquired by the Partnership in October 1989 and had a cost of approximately $1,000,000, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the property for approximately $234,100 in excess of its original purchase price.

   In February 1998, the Partnership sold its property in Melbourne, Florida, for $590,000 and received net sales proceeds of $552,910. Due to the fact that during 1997, the Partnership recorded an allowance for loss of $158,239 for this property, no gain or loss was recognized for financial reporting purposes in February 1998, relating to the sale.

   In February 1998, the Partnership sold its property in Liverpool, New York, for $157,500 and received net sales proceeds of $145,221. Due to the fact that in prior years the Partnership recorded an allowance for loss of $181,970 for this property, no gain or loss was recognized for financial reporting purposes in February 1998, relating to the sale.

   In June 1998, the Partnership sold its property in Bellevue, Nebraska, and received sales proceeds of $900,000. Due to the fact that during 1998, the Partnership wrote off $155,528 in accrued rental income, representing a portion of the accrued rental income that the Partnership had recognized since the inception of the lease relating to the straight-lining of future scheduled rent increases in accordance with generally accepted accounting principles, no gain or loss was recorded for financial reporting purposes in June 1998 relating to this sale. This property was originally acquired by the Partnership in December 1989 and had a cost of approximately $899,500, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the property for approximately $500 in excess of its original purchase price.

3. Net Investment in Direct Financing Leases

   In February and June 1998, the Partnership sold its properties in Melbourne, Florida and Bellevue, Nebraska, respectively, for which the building portions had been classified as direct financing leases. In connection therewith, the gross investments (minimum lease payments receivable and estimated residual values) and unearned income relating to these properties were removed from the accounts (see Note 2).

4. Investment in Joint Ventures

   In January 1998, the Partnership contributed $558,064 and $694,806 to acquire a 34.74% interest and a 46.2% interest, respectively, in a property in Overland Park, Kansas, and a property in Memphis, Tennessee, respectively, as tenants-in-common with affiliates of the general partners. In June 1998, the Partnership contributed $1,250,350 to acquire an 85.07% interest in a property in Fort Myers, Florida, as tenants-in-common with an affiliate of the general partners. The Partnership accounts for its investments in these properties using the equity method since the Partnership shares control with affiliates, and amounts relating to its investments are included in investment in joint ventures.

   In April 1998, the Partnership entered into a joint venture arrangement, Melbourne Joint Venture, with an affiliate of the general partners, to construct and hold one restaurant property. As of September 30, 1998, the Partnership had contributed $314,011 to purchase land and pay construction costs relating to the property owned by the joint venture. The Partnership has agreed to contribute approximately $212,300 in additional construction costs to the joint venture. The Partnership will have an approximate 50 percent interest in the profits and losses of the joint venture. The Partnership accounts for its investment in this joint venture under the equity method since the Partnership shares control with the affiliate.

   In September 1998, the Partnership entered into a joint venture arrangement, Warren Joint Venture, with an affiliate of the general partners to hold one restaurant property. As of September 30, 1998, the Partnership had contributed $898,092 to the joint venture to acquire the restaurant property. As of September 30, 1998, the Partnership owned approximately a 64 percent interest in the profits and losses of the joint venture. The Partnership accounts for its investment in this joint venture under the equity method since the Partnership shares control with the affiliate.

   Auburn Joint Venture, Show Low Joint Venture, Asheville Joint Venture, Melbourne Joint Venture, Warren Joint Venture and the Partnership and affiliates as tenants-in-common in five separate tenancy-in-common arrangements, each own and lease one property to an operator of national fast-food and family-style restaurants. The following presents the combined, condensed financial information for the joint ventures and the five properties held as tenants-in-common with affiliates at:

                                                    September 30, December 31,
                                                        1998          1997
                                                    ------------- ------------
      Land and buildings on operating leases, less
       accumulated depreciation...................   $8,793,422    $4,568,842
      Net investment in direct financing leases...    3,338,134       911,559
      Cash........................................       31,598         7,991
      Receivables.................................       20,370        22,230
      Accrued rental income.......................      215,813       160,197
      Other assets................................        1,178           414
      Liabilities.................................      181,530         7,557
      Partners' capital...........................   12,218,985     5,663,676
      Revenues....................................      771,965       471,627
      Gain on sale of land and building...........          --        488,372
      Net income..................................      672,525       889,883

   The Partnership recognized income totalling $212,048 and $194,079 for the nine months ended September 30, 1998 and 1997, respectively, from these joint ventures, $94,509 and $24,723 of which was earned during the quarters ended September 30, 1998 and 1997, respectively.

5. Concentration of Credit Risk

   The following schedule presents total rental and earned income from individual lessees, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of total rental and earned income from joint ventures and the properties held as tenants-in-common with affiliates), for at least one of the nine month periods ended September 30:

                                                                1998     1997
                                                              -------- --------
      Golden Corral Corporation.............................. $515,995 $513,408
      Mid-America Corporation................................  329,639  329,639
      IHOP Properties, Inc...................................  325,863      --
      Restaurant Management Services, Inc....................  312,956  376,597


   The following schedule presents total rental and earned income from individual restaurant chains, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of total rental and earned income from joint ventures and the properties held as tenants-in-common with affiliates), for at least one of the nine month periods ended September 30:

                                                                 1998     1997
                                                               -------- --------
      Golden Corral Family Steakhouse Restaurants............. $515,995 $513,408
      Burger King.............................................  341,006  382,532
      IHOP....................................................  325,863      --

   Although the Partnership's properties are geographically diverse throughout the United States and the Partnership's lessees operate a variety of restaurant concepts, default by any one of these lessees or restaurant chains could significantly impact the results of operations of the Partnership. However, the general partners believe that the risk of such a default is reduced due to the essential or important nature of these properties for the on-going operations of the lessees.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Partners
CNL Income Fund VI, Ltd.

   We have audited the accompanying balance sheets of CNL Income Fund VI, Ltd. (a Florida limited partnership) as of December 31, 1997 and 1996 and the related statements of income, partners' capital and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CNL Income Fund VI, Ltd. as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.

/s/ Coopers & Lybrand L.L.P.

Orlando, Florida
January 24, 1998, except as to Notes 3 and 12 for which the date is February 9, 1998.

                            CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

                                 BALANCE SHEETS

                                                             December 31,
                                                        -----------------------
                                                           1997        1996
                                                        ----------- -----------
                        ASSETS
Land and buildings on operating leases, less
 accumulated depreciation and allowance for loss on
 land and building..................................... $20,785,684 $21,105,355
Net investment in direct financing leases, less
 allowance for impairment in carrying value............   4,708,841   4,659,024
Investment in joint ventures...........................   1,130,139     997,016
Cash and cash equivalents..............................   1,614,759   1,127,930
Restricted cash........................................     709,227     977,756
Receivables, less allowance for doubtful accounts of
 $363,410 and $115,892.................................     157,989     174,983
Prepaid expenses.......................................       4,235       1,163
Lease costs, less accumulated amortization of $5,581
 and $3,691............................................      12,119      14,009
Accrued rental income, less allowance for doubtful
 accounts of $9,697 in 1997 and 1996...................     843,345   1,045,319
Other assets...........................................      26,731      26,731
                                                        ----------- -----------
                                                        $29,993,069 $30,129,286
                                                        =========== ===========

           LIABILITIES AND PARTNERS' CAPITAL
Accounts payable....................................... $    14,138 $    18,161
Accrued construction costs payable.....................     125,000         --
Accrued and escrowed real estate taxes payable.........      38,025      11,338
Due to related parties.................................      32,019       2,633
Distributions payable..................................     787,500     857,500
Rents paid in advance..................................      57,663      30,705
                                                        ----------- -----------
    Total liabilities..................................   1,054,345     920,337
Minority interest......................................     144,475     164,582
Partners' capital......................................  28,794,249  29,044,367
                                                        ----------- -----------
                                                        $29,993,069 $30,129,286
                                                        =========== ===========

                See accompanying notes to financial statements.

                            CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

                              STATEMENTS OF INCOME

                                                Year Ended December 31,
                                            ----------------------------------
                                               1997        1996        1995
                                            ----------  ----------  ----------
Revenues:
  Rental income from operating leases.....  $2,448,269  $2,776,239  $2,738,218
  Earned income from direct financing
   leases.................................     449,133     557,426     469,642
  Contingent rental income................     147,437     110,073     115,946
  Interest and other income...............     119,961      49,056      51,130
                                            ----------  ----------  ----------
                                             3,164,800   3,492,794   3,374,936
                                            ----------  ----------  ----------
Expenses:
  General operating and administrative....     156,847     159,388     147,902
  Professional services...................      25,861      32,272      27,741
  Bad debt expense........................     131,184         --          --
  Real estate taxes.......................      43,676         --          --
  State and other taxes...................       8,969       7,930       6,789
  Depreciation and amortization...........     473,828     483,573     490,386
                                            ----------  ----------  ----------
                                               840,365     683,163     672,818
                                            ----------  ----------  ----------
Income Before Minority Interest in Income
 of Consolidated Joint Venture; Equity in
 Earnings of Unconsolidated Joint
 Ventures, Gain (Loss) on Sale of Land and
 Buildings and Net Investment in Direct
 Financing Leases and Provision for Loss
 on Land and Buildings....................   2,324,435   2,809,631   2,702,118
Minority Interest in Income of
 Consolidated Joint Venture...............      11,275     (24,682)    (20,133)
Equity in Earnings of Unconsolidated Joint
 Ventures.................................     280,331      97,381      83,483
Gain (Loss) on Sale of Land and Buildings
 and Net Investment in Direct Financing
 Leases...................................     547,027      (1,706)     95,913
Provision for Loss on Land and Building
 and Impairment in Carrying Value of Net
 Investment in Direct Financing Lease.....    (263,186)    (77,023)        --
                                            ----------  ----------  ----------
Net Income................................  $2,899,882  $2,803,601  $2,861,381
                                            ==========  ==========  ==========
Allocation of Net Income:
  General partners........................  $   25,353  $   28,337  $   28,411
  Limited partners........................   2,874,529   2,775,264   2,832,970
                                            ----------  ----------  ----------
                                            $2,899,882  $2,803,601  $2,861,381
                                            ==========  ==========  ==========
Net Income Per Limited Partner Unit.......  $    41.06  $    39.65  $    40.47
                                            ==========  ==========  ==========
Weighted Average Number of Limited Partner
 Units Outstanding........................      70,000      70,000      70,000
                                            ==========  ==========  ==========

                See accompanying notes to financial statements.

                            CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

                         STATEMENTS OF PARTNERS CAPITAL
                  Years Ended December 31, 1997, 1996 and 1995

                          General Partners                   Limited Partners
                         ------------------- --------------------------------------------------
                         Contri- Accumulated   Contri-                  Accumulated Syndication
                         butions  Earnings     butions   Distributions   Earnings      Costs        Total
                         ------- ----------- ----------- -------------  ----------- -----------  -----------
Balance, December 31,
 1994................... $1,000   $146,262   $35,000,000 $(16,064,226)  $14,681,349 $(4,015,000) $29,749,385
 Distributions to
  limited partners
  ($45.00 per limited
  partner unit).........    --         --            --    (3,150,000)          --          --    (3,150,000)
 Net income.............    --      28,411           --           --      2,832,970         --     2,861,381
                         ------   --------   ----------- ------------   ----------- -----------  -----------
Balance, December 31,
 1995...................  1,000    174,673    35,000,000  (19,214,226)   17,514,319  (4,015,000)  29,460,766
 Distributions to
  limited partners
  ($46.00 per limited
  partner unit).........    --         --            --    (3,220,000)          --          --    (3,220,000)
 Net income.............    --      28,337           --           --      2,775,264         --     2,803,601
                         ------   --------   ----------- ------------   ----------- -----------  -----------
Balance, December 31,
 1996...................  1,000    203,010    35,000,000  (22,434,226)   20,289,583  (4,015,000)  29,044,367
 Distributions to
  limited partners
  ($45.00 per limited
  partner unit).........    --         --            --    (3,150,000)          --          --    (3,150,000)
 Net income.............    --      25,353           --           --      2,874,529         --     2,899,882
                         ------   --------   ----------- ------------   ----------- -----------  -----------
Balance, December 31,
 1997................... $1,000   $228,363   $35,000,000 $(25,584,226)  $23,164,112 $(4,015,000) $28,794,249
                         ======   ========   =========== ============   =========== ===========  ===========


                See accompanying notes to financial statements.

                            CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

                            STATEMENTS OF CASH FLOWS

                                               Year Ended December 31,
                                         -------------------------------------
                                            1997         1996         1995
                                         -----------  -----------  -----------
Increase (Decrease) in Cash and Cash
 Equivalents:
  Cash Flows from Operating Activities:
    Cash received from tenants.......... $ 3,097,751  $ 3,363,188  $ 3,264,527
    Distributions from unconsolidated
     joint ventures.....................     144,016      114,163       95,931
    Cash paid for expenses..............    (180,530)    (203,432)    (181,153)
    Interest received...................      94,804       36,843       43,125
                                         -----------  -----------  -----------
      Net cash provided by operating
       activities.......................   3,156,041    3,310,762    3,222,430
                                         -----------  -----------  -----------
  Cash Flows from Investing Activities:
    Proceeds from sale of land and
     buildings..........................   4,003,985      982,980      899,503
    Additions to land and buildings on
     operating leases...................  (2,666,258)         --       (25,646)
    Investment in direct financing
     leases.............................  (1,057,282)         --      (723,237)
    Investment in joint ventures........    (521,867)    (146,090)         --
    Return of capital from joint
     ventures...........................     524,975          --           --
    Collections on mortgage note
     receivable.........................         --         3,033        2,967
    Decrease (increase) in restricted
     cash...............................     279,367     (977,017)         --
    Payment of lease costs..............      (3,300)      (3,300)      (3,300)
                                         -----------  -----------  -----------
      Net cash provided by (used in)
       investing activities.............     559,620     (140,394)     150,287
                                         -----------  -----------  -----------
  Cash Flows from Financing Activities:
    Reimbursement of acquisition costs
     paid by related parties on behalf
     of the Partnership.................         --           --        (1,375)
    Distributions to limited partners...  (3,220,000)  (3,150,000)  (3,150,000)
    Distributions to holder of minority
     interest...........................      (8,832)     (13,437)     (26,824)
                                         -----------  -----------  -----------
      Net cash used in financing
       activities.......................  (3,228,832)  (3,163,437)  (3,178,199)
                                         -----------  -----------  -----------
Net Increase in Cash and Cash
 Equivalents............................     486,829        6,931      194,518
Cash and Cash Equivalents at Beginning
 of Year................................   1,127,930    1,120,999      926,481
                                         -----------  -----------  -----------
Cash and Cash Equivalents at End of
 Year................................... $ 1,614,759  $ 1,127,930  $ 1,120,999
                                         ===========  ===========  ===========


                See accompanying notes to financial statements.

                            CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

                      STATEMENTS OF CASH FLOWS--CONTINUED

                                                 Year Ended December 31,
                                             ----------------------------------
                                                1997        1996        1995
                                             ----------  ----------  ----------
Reconciliation of Net Income to Net Cash
 Provided by Operating Activities:
  Net income...............................  $2,899,882  $2,803,601  $2,861,381
                                             ----------  ----------  ----------
  Adjustments to reconcile net income to
   net cash provided by operating
   activities:
    Depreciation...........................     471,938     481,683     489,480
    Amortization...........................       1,890       1,890         906
    Minority interest in income of
     consolidated joint venture............     (11,275)     24,682      20,133
    Equity in earnings of unconsolidated
     joint ventures, net of distributions..    (136,315)     16,782      12,448
    Loss (gain) on sale of land and
     building..............................    (547,027)      1,706     (95,913)
    Provision for loss on land and building
     and impairment in carrying value of
     net investment in direct financing
     lease.................................     263,186      77,023         --
    Decrease (increase) in receivables.....      25,880     (90,360)     44,096
    Decrease (increase) in prepaid
     expenses..............................      (3,072)      4,087      (2,042)
    Decrease in net investment in direct
     financing leases......................      67,389      68,177      53,944
    Decrease (increase) in accrued rental
     income................................      41,173    (103,935)   (131,428)
    Increase in accounts payable and
     accrued expenses......................      25,964       2,529         215
    Increase (decrease) in due to related
     parties...............................      29,470      (3,391)      5,909
    Increase (decrease) in rents paid in
     advance and deposits..................      26,958      26,288     (36,699)
                                             ----------  ----------  ----------
      Total adjustments....................     256,159     507,161     361,049
                                             ----------  ----------  ----------
Net Cash Provided by Operating Activities..  $3,156,041  $3,310,762  $3,222,430
                                             ==========  ==========  ==========
Supplemental Schedule of Non-Cash Investing
 and Financing Activities:
  Acquisition costs paid by affiliates on
   behalf of the Partnership...............  $      --   $      --   $    1,375
                                             ==========  ==========  ==========
  Mortgage note accepted in connection with
   sale of land............................  $      --   $      --   $    6,000
                                             ==========  ==========  ==========
  Distributions declared and unpaid at
   December 31.............................  $  787,500  $  857,500  $  787,500
                                             ==========  ==========  ==========


                See accompanying notes to financial statements.

                            CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

                         NOTES TO FINANCIAL STATEMENTS

                  Years Ended December 31, 1997, 1996 and 1995

1. Significant Accounting Policies

   Organization and Nature of Business--CNL Income Fund VI, Ltd. (the "Partnership") is a Florida limited partnership that was organized for the purpose of acquiring both newly constructed and existing restaurant properties, as well as properties upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food and family-style restaurant chains.

   The general partners of the Partnership are CNL Realty Corporation (the "Corporate General Partner"), James M. Seneff, Jr. and Robert A. Bourne. Mr. Seneff and Mr. Bourne are also 50 percent shareholders of the Corporate General Partner. The general partners have responsibility for managing the day-to-day operations of the Partnership.

   Real Estate and Lease Accounting--The Partnership records the acquisition of land and buildings at cost, including acquisition and closing costs. Land and buildings are leased to unrelated third parties on a triple-net basis, whereby the tenant is generally responsible for all operating expenses relating to the property, including property taxes, insurance, maintenance and repairs. The leases are accounted for using either the direct financing or the operating method. Such methods are described below:

     Direct financing method--The leases accounted for using the direct financing method are recorded at their net investment (which at the inception of the lease generally represents the cost of the asset) (Note
  4). Unearned income is deferred and amortized to income over the lease terms so as to produce a constant periodic rate of return on the Partnership's investment in the leases.

     Operating method--Land and building leases accounted for using the operating method are recorded at cost, revenue is recognized as rentals are earned and depreciation is charged to operations as incurred. Buildings are depreciated on the straight-line method over their estimated useful lives of 30 years. When scheduled rentals vary during the lease term, income is recognized on a straight-line basis so as to produce a constant periodic rent over the lease term commencing on the date the property is placed in service.

     Accrued rental income represents the aggregate amount of income recognized on a straight-line basis in excess of scheduled rental payments to date.

   When the properties are sold, the related cost and accumulated depreciation for operating leases and the net investment for direct financing leases, plus any accrued rental income, are removed from the accounts and gains or losses from sales are reflected in income. The general partners of the Partnership review the properties for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through operations. The general partners determine whether an impairment in value has occurred by comparing the estimated future undiscounted cash flows, including the residual value of the property, with the carrying cost of the individual property. Although the general partners have made their best estimate of these factors based on current conditions, it is reasonably possible that changes could occur in the near term which could adversely affect the general partners' best estimate of net cash flows expected to be generated from its properties and the need for asset impairment write-downs. If an impairment is indicated, the assets are adjusted to their fair value.

   When the collection of amounts recorded as rental or other income is considered to be doubtful, an adjustment is made to increase the allowance for doubtful accounts, which is netted against receivables and accrued rental income, and to decrease rental or other income or increase bad debt expense for the current period, although the Partnership continues to pursue collection of such amounts. If amounts are subsequently determined to be uncollectible, the corresponding receivable and allowance for doubtful accounts are decreased accordingly.

                            CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)


   Investment in Joint Ventures--The Partnership accounts for its 66 percent interest in Caro Joint Venture, a Florida general partnership, using the consolidation method. Minority interest represents the minority joint venture partner's proportionate share of equity in the Partnership's consolidated joint venture. All significant intercompany accounts and transactions have been eliminated.

   The Partnership's investments in Auburn Joint Venture, Show Low Joint Venture and Asheville Joint Venture, and a property in Yuma, Arizona, a property in Clinton, North Carolina, and a property in Vancouver, Washington, for which each property is held as tenants-in-common with affiliates, are accounted for using the equity method since the Partnership shares control with affiliates which have the same general partners.

   Cash and Cash Equivalents--The Partnership considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents consist of demand deposits at commercial banks and money market funds (some of which are backed by government securities). Cash equivalents are stated at cost plus accrued interest, which approximates market value.

   Cash accounts maintained on behalf of the Partnership in demand deposits at commercial banks and money market funds may exceed federally insured levels; however, the Partnership has not experienced any losses in such accounts. The Partnership limits investment of temporary cash investments to financial institutions with high credit standing; therefore, the Partnership believes it is not exposed to any significant credit risk on cash and cash equivalents.

   Lease Costs--Brokerage fees and lease incentive costs incurred in finding new tenants and negotiating new leases for the Partnership's properties are amortized over the terms of the new leases using the straight-line method.

   Income Taxes--Under Section 701 of the Internal Revenue Code, all income, expenses and tax credit items flow through to the partners for tax purposes. Therefore, no provision for federal income taxes is provided in the accompanying financial statements. The Partnership is subject to certain state taxes on its income and property.

   Additionally, for tax purposes, syndication costs are included in Partnership equity and in the basis of each partner's investment. For financial reporting purposes, syndication costs are netted against partners' capital and represent a reduction of Partnership equity and a reduction in the basis of each partner's investment.

   Use of Estimates--The general partners of the Partnership have made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. The more significant areas requiring the use of management estimates relate to the allowance for doubtful accounts and future cash flows associated with long-lived assets. Actual results could differ from those estimates.

2. Leases:

   The Partnership leases its land and buildings primarily to operators of national and regional fast-food and family-style restaurants. The leases are accounted for under the provisions of Statement of Financial Accounting Standards No. 13, "Accounting for Leases." The leases generally are classified as operating leases; however, some leases have been classified as direct financing leases. For the leases classified as direct financing leases, the building portions of the property leases are accounted for as direct financing leases while the land portions of some of these leases are operating leases. Substantially all leases are for 10 to 20 years and provide for minimum and contingent rentals. In addition, the tenant pays all property taxes and assessments, fully

                            CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

maintains the interior and exterior of the building and carries insurance coverage for public liability, property damage, fire and extended coverage. The lease options generally allow tenants to renew the leases for two to four successive five-year periods subject to the same terms and conditions as the initial lease. Most leases also allow the tenant to purchase the property at fair market value after a specified portion of the lease has elapsed.

3. Land and Buildings on Operating Leases

   Land and buildings on operating leases consisted of the following at December 31:

                                                         1997         1996
                                                      -----------  -----------
      Land........................................... $10,046,309  $10,364,275
      Buildings......................................  14,344,114   13,983,253
                                                      -----------  -----------
                                                       24,390,423   24,347,528
      Less accumulated depreciation..................  (3,327,334)  (3,165,150)
                                                      -----------  -----------
                                                       21,063,089   21,182,378
      Less allowance for loss on land and building...    (277,405)     (77,023)
                                                      -----------  -----------
                                                      $20,785,684  $21,105,355
                                                      ===========  ===========

   In December 1996, the Partnership sold its property in Dallas, Texas, to a third party for $1,016,000 and received net sales proceeds of $982,980. This property was originally acquired by the Partnership in June 1994 and had a cost of approximately $980,900, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the property for approximately $2,100 in excess of its original purchase price. Due to the fact that the Partnership had recognized accrued rental income since the inception of the lease relating to the straight-lining of future scheduled rent increases in accordance with generally accepted accounting principles, the Partnership wrote-off the cumulative balance of such accrued rental income at the time of the sale of this property, resulting in a loss on land and building of $1,706 for financial reporting purposes. Due to the fact that the straight-lining of future rent increases over the term of the lease is a non-cash accounting adjustment, the write off of these amounts is a loss for financial statement purposes only. In February 1997, the Partnership reinvested the net sales proceeds from the sale of the property in Dallas, Texas, along with additional funds, in a Bertucci's property in Marietta, Georgia, for a total cost of approximately $1,112,600.

   In July 1997, the Partnership sold the property in Whitehall, Michigan, to a third party, for $665,000 and received net sales proceeds (net of $2,981 which represents amounts due to the former tenant for prorated rent) of $626,907, resulting in a loss of $79,777 for financial reporting purposes.

   In addition, in July 1997, the Partnership sold its property in Naples, Florida, to a third party, for $1,530,000 and received net sales proceeds (net of $9,945 which represents amounts due to the former tenant for prorated rent) of $1,477,780, resulting in a gain of $186,550 for financial reporting purposes. This property was originally acquired by the Partnership in December 1989 and had a cost of approximately $1,083,900, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the partnership sold the property for approximately $403,800 in excess of its original purchase price. In December 1997, the Partnership reinvested the net sales proceeds in an IHOP property in Elgin, Illinois, for a total cost of approximately $1,484,100.

   In July 1997, the Partnership entered into a new lease for the property in Greensburg, Indiana, with a new tenant to operate the property as an Arby's restaurant. In connection therewith, the Partnership incurred $125,000 in renovation costs.

                            CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)


   In September 1997, the Partnership sold its property in Venice, Florida, to a third party, for $1,245,000 and received net sales proceeds (net of $5,048 which represents amounts due to the former tenant for prorated rent) of $1,201,648, resulting in a gain of $283,853 for financial reporting purposes. This property was originally acquired by the Partnership in August 1989 and had a cost of approximately $1,032,400, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the property for approximately $174,300 in excess of its original purchase price. In December 1997, the Partnership reinvested the net sales proceeds in an IHOP property in Manassas, Virginia, for a total cost of approximately $1,126,800.

   In 1996 and 1997, the Partnership recorded provisions for losses on land and building in the amounts of $77,023 and $104,947, respectively, for financial reporting purposes for the property in Liverpool, New York. The allowance at December 31, 1996, represented the difference between the property's carrying value at December 31, 1996 and the estimated net realizable value for this property based on an anticipated sales price to an interested third party. The allowance at December 31, 1997, represents the difference between (i) the property's carrying value at December 31, 1997, and (ii) the net realizable value of the property based on the net sales proceeds received in February 1998 from the sale of the property (see Note 12).

   At December 31, 1997, the Partnership established an allowance for loss on land in the amount of $95,435 for its property in Melbourne, Florida. The allowance represents the difference between the property's carrying value for the land at December 31, 1997, and the net realizable value of the land based on the net sales proceeds received in February 1998 from the sale of the property (see Note 12).

   Some leases provide for escalating guaranteed minimum rents throughout the lease terms. Income from these scheduled rent increases is recognized on a straight-line basis over the terms of the leases. For the years ended December 31, 1997, 1996 and 1995, the Partnership recognized $87,094, $103,935 and
$131,428, respectively, of such rental income.

   The following is a schedule of the future minimum lease payments to be received on noncancellable operating leases at December 31, 1997:

      1998.......................................................... $ 2,393,528
      1999..........................................................   2,396,060
      2000..........................................................   2,487,704
      2001..........................................................   2,538,767
      2002..........................................................   2,541,122
      Thereafter....................................................  14,362,769
                                                                     -----------
                                                                     $26,719,950
                                                                     ===========

   Since lease renewal periods are exercisable at the option of the tenant, the above table only presents future minimum lease payments due during the initial lease terms. In addition, this table does not include any amounts for future contingent rentals which may be received on the leases based on a percentage of the tenant's gross sales.

                            CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)


4. Net Investment in Direct Financing Leases

   The following lists the components of the net investment in direct financing leases at December 31:

                                   1997        1996
                                ----------  ----------
      Minimum lease payments
       receivable.............  $9,313,752  $8,955,426
      Estimated residual
       values.................   1,655,911   1,704,299
      Less unearned income....  (6,198,018) (6,000,701)
                                ----------  ----------
                                 4,771,645   4,659,024
      Less allowance for
       impairment in carrying
       value..................     (62,804)        --
                                ----------  ----------
      Net investment in direct
       financing leases.......  $4,708,841  $4,659,024
                                ==========  ==========

   The following is a schedule of future minimum lease payments to be received on direct financing leases at December 31, 1997:

      1998........................................................... $  622,540
      1999...........................................................    622,540
      2000...........................................................    624,680
      2001...........................................................    637,400
      2002...........................................................    637,400
      Thereafter.....................................................  6,169,192
                                                                      ----------
                                                                      $9,313,752
                                                                      ==========

   The above table does not include future minimum lease payments for renewal periods or for contingent rental payments that may become due in future periods (See Note 3).

   In July 1997, the Partnership sold its property in Naples, Florida, for which the building portion had been classified as a direct financing lease. In connection therewith, the gross investment (minimum lease payments receivable and estimated residual values) and unearned income relating to this property were removed from the accounts and the gain from the sale relating to this property was reflected in income (Note 3).

   In addition, in July 1997, the Partnership sold its property in Plattsmouth, Nebraska, to the tenant, for $700,000 and received net sales proceeds (net of escrow fees paid of $1,750) of $697,650, resulting in a gain of $156,401 for financial reporting purposes. This property was originally acquired by the Partnership in January 1990 and had a cost of approximately $561,000, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the property for approximately $138,400 in excess of its original purchase price.

   At December 31, 1997, the Partnership had established an allowance for impairment in carrying value in the amount of $62,804 for its property in Melbourne, Florida. The allowance represents the difference between the (i) carrying value of the net investment in the direct financing lease at December 31, 1997, and (ii) the net realizable value of the net investment in the direct financing lease based on the net sales proceeds received in February 1998 from the sale of the property (see Note 12).

5. Investment in Joint Ventures

   The Partnership has a 3.9%, a 36 percent and a 14 percent interest in the profits and losses of Auburn Joint Venture, Show Low Joint Venture and Asheville Joint Venture, respectively. The remaining interests in these joint ventures are held by affiliates of the Partnership which have the same general partners.

                            CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)


   In January 1996, the Partnership acquired a property in Clinton, North Carolina, as tenants-in-common with affiliates of the general partners. In connection therewith, the Partnership contributed $146,090 for a 17.93% interest in such property. The Partnership accounts for its investment in this property using the equity method since the Partnership shares control with affiliates, and amounts relating to its investment are included in investment in joint ventures.

   In January 1997, Show Low Joint Venture, in which the Partnership owns a 36 percent interest, sold its property to the tenant for $970,000, resulting in a gain to the joint venture of approximately $360,000 for financial reporting purposes. The property was originally contributed to Show Low Joint Venture in July 1990 and had a total cost of approximately $663,500, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the joint venture sold the property for approximately $306,500 in excess of its original purchase price. In June 1997, Show Low Joint Venture reinvested $782,413 of net sales proceeds in a property in Greensboro, North Carolina. During 1997, the Partnership received approximately $70,000 representing a return of capital, for its pro-rata share of the uninvested net sales proceeds. As of December 31, 1997, the Partnership owned a 36 percent interest in the profits and losses of the joint venture.

   As of December 31, 1996, the Partnership had a 51.67% interest in a property in Yuma, Arizona, with an affiliate of the Partnership that has the same general partners, as tenants-in-common. In October 1997, the Partnership and the affiliate, as tenants-in-common, sold the property in Yuma, Arizona, for a total sales price of $1,010,000 and received net sales proceeds of $982,025, resulting in a gain, to the tenancy-in-common, of approximately $128,400 for financial reporting purposes. The property was originally acquired in July 1994 and had a total cost of approximately $861,700, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the property was sold for approximately $120,300 in excess of its original purchase price. The Partnership received approximately $455,000 representing a return of capital for its pro-rata share of the net sales proceeds. In December 1997, the Partnership reinvested the amounts received as a return of capital from the sale of the Yuma, Arizona property, in a property in Vancouver, Washington, as tenants-in-common with affiliates of the general partners. The Partnership accounts for its investment in the property in Vancouver, Washington, using the equity method since the Partnership shares control with affiliates, and amounts relating to its investment are included in investment in joint ventures. As of December 31, 1997, the Partnership owned a 23.04% interest in the Vancouver, Washington, property owned with affiliates as tenants-in-common.

   Auburn Joint Venture, Show Low Joint Venture, Asheville Joint Venture, and the Partnership and affiliates as tenants-in-common in two separate tenancy-in-common arrangements, each own and lease one property to an operator of national fast-food and family-style restaurants. The following presents the combined, condensed financial information for the joint ventures and the two properties held as tenants-in-common with affiliates at December 31:

                                                           1997       1996
                                                        ---------- ----------
      Land and buildings on operating leases, less
       accumulated depreciation........................ $4,568,842 $3,463,093
      Net investment in direct financing leases........    911,559    401,650
      Cash.............................................      7,991     11,177
      Receivables......................................     22,230     21,826
      Accrued rental income............................    160,197    191,594
      Other assets.....................................        414     44,380
      Liabilities......................................      7,557     10,221
      Partners' capital................................  5,663,676  4,123,499
      Revenues.........................................    471,627    528,092
      Gain on sale of land and building................    488,372        --
      Net income.......................................    889,883    436,981

                            CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

   The Partnership recognized income totalling $280,331, $97,381, and $83,483 for the years ended December 31, 1997, 1996 and 1995, respectively, from these joint ventures.

6. Restricted Cash

   As of December 31, 1996, net sales proceeds of $977,017 from the sale of the property in Dallas, Texas, plus accrued interest of $739, were being held in an interest-bearing escrow account pending the release of funds by the escrow agent to acquire an additional property. In February 1997, the escrow agent released these funds to acquire the property in Marietta, Georgia (see Note 3).

   As of December 31, 1997, net sales proceeds of $697,650 from the sale of the property in Plattsmouth, Nebraska, plus accrued interest of $11,577, were being held in an interest-bearing escrow account pending the release of funds by the escrow agent to acquire an additional property.

7. Receivables

   In June 1997, the Partnership terminated the lease with the tenant of the property in Greensburg, Indiana. In connection therewith, the Partnership accepted a promissory note from this former tenant for $13,077 for amounts relating to past due real estate taxes the Partnership had incurred as a result of the former tenant's financial difficulties. The promissory note, which is uncollateralized, bears interest at a rate of ten percent per annum, and is being collected in 36 monthly installments. Receivables at December 31, 1997, included $13,631 of such amounts, including accrued interest of $554.

8. Allocations and Distributions

   Generally, all net income and net losses of the Partnership, excluding gains and losses from the sale of properties, are allocated 99 percent to the limited partners and one percent to the general partners. Distributions of net cash flow are made 99 percent to the limited partners and one percent to the general partners; provided, however, that the one percent of net cash flow to be distributed to the general partners is subordinated to receipt by the limited partners of an aggregate, ten percent, cumulative, noncompounded annual return on their adjusted capital contributions (the "10% Preferred Return").

   Generally, net sales proceeds from the sale of properties, to the extent distributed, will be distributed first to the limited partners in an amount sufficient to provide them with their 10% Preferred Return, plus the return of their adjusted capital contributions. The general partners will then receive, to the extent previously subordinated and unpaid, a one percent interest in all prior distributions of net cash flow and a return of their capital contributions. Any remaining sales proceeds will be distributed 95 percent to the limited partners and five percent to the general partners. Any gain from the sale of a property is, in general, allocated in the same manner as net sales proceeds are distributable. Any loss from the sale of a property is, in general, allocated first, on a pro rata basis, to partners with positive balances in their capital accounts; and thereafter, 95 percent to the limited partners and five percent to the general partners.

   During the years ended December 31, 1997, 1996 and 1995 the Partnership declared distributions to the limited partners of $3,150,000, $3,220,000 and $3,150,000, respectively. No distributions have been made to the general partners to date.

                            CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)


9. Income Taxes

   The following is a reconciliation of net income for financial reporting purposes to net income for federal income tax purposes for the years ended December 31:

                                               1997        1996        1995
                                            ----------  ----------  ----------
   Net income for financial reporting
    purposes..............................  $2,899,882  $2,803,601  $2,861,381
   Depreciation for tax reporting purposes
    in excess of depreciation for
    financial reporting purposes..........     (92,303)   (104,412)    (94,987)
   Allowance for loss on land and
    building..............................     263,186      77,023         --
   Direct financing leases recorded as
    operating leases for tax reporting
    purposes..............................      67,392      68,177      53,944
   Gain and loss on sale of land and
    buildings for financial reporting
    purposes in excess of gain and loss on
    sale for tax reporting purposes.......    (335,658)      1,706      (2,914)
   Equity in earnings of unconsolidated
    joint ventures for financial reporting
    purposes in excess of equity in
    earnings of unconsolidated joint
    ventures for tax reporting purposes...    (147,256)        (49)     (5,299)
   Allowance for doubtful accounts........     369,935     (78,517)     16,154
   Accrued rental income..................     (81,244)   (103,935)   (131,428)
   Rents paid in advance..................      26,458      26,288     (36,699)
   Minority interest in timing differences
    of consolidated joint venture.........     (30,778)      1,781        (200)
                                            ----------  ----------  ----------
   Net income for federal income tax
    purposes..............................  $2,939,614  $2,691,663  $2,659,952
                                            ==========  ==========  ==========

10. Related Party Transactions

   One of the individual general partners, James M. Seneff, Jr., is one of the principal shareholders of CNL Group, Inc., the parent company of CNL Fund Advisors, Inc. The other individual general partner, Robert A. Bourne, served as president of CNL Fund Advisors, Inc. through October 1997. CNL Income Fund Advisors, Inc. was a wholly owned subsidiary of CNL Group, Inc. until its merger, effective January 1, 1996, with CNL Fund Advisors, Inc. During the years ended December 31, 1997, 1996 and 1995, CNL Income Fund Advisors, Inc. and CNL Fund Advisors, Inc. (hereinafter referred to collectively as the "Affiliates") each performed certain services for the Partnership, as described below.

   During the years ended December 31, 1997, 1996 and 1995, certain Affiliates acted as manager of the Partnership's properties pursuant to a management agreement with the Partnership. In connection therewith, the Partnership agreed to pay Affiliates a management fee of one percent of the sum of gross revenues from properties wholly owned by the Partnership and the Partnership's allocable share of gross revenues from joint ventures and the property held as tenants-in-common with an affiliate, but not in excess of competitive fees for comparable services. These fees are payable only after the limited partners receive their 10% Preferred Return. Due to the fact that these fees are noncumulative, if the limited partners do not receive their 10% Preferred Return in any particular year, no management fees will be due or payable for such year. As a result of such threshold, no management fees were incurred during the years ended December 31, 1997, 1996 and 1995.

   Certain Affiliates are also entitled to receive a deferred, subordinated real estate disposition fee, payable upon the sale of one or more properties based on the lesser of one-half of a competitive real estate commission or three percent of the sales price if the Affiliates provide a substantial amount of services in connection with

                            CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

the sale. However, if the sales proceeds are reinvested in a replacement property, no such real estate disposition fees will be incurred until such replacement property is sold and the net sales proceeds are distributed. The payment of the real estate disposition fee is subordinated to receipt by the limited partners of their aggregate 10% Preferred Return, plus their adjusted capital contributions. No deferred, subordinated real estate disposition fees have been incurred since inception.

   During the years ended December 31, 1997, 1996 and 1995, Affiliates provided accounting and administrative services to the Partnership on a day-to-day basis. The Partnership incurred $85,714, $95,420 and $81,847 for the years ended December 31, 1997, 1996 and 1995, respectively, for such services.

   The due to related parties at December 31, 1997 and 1996, totalled $32,019 and $2,633, respectively.

11. Concentration of Credit Risk

   The following schedule presents total rental and earned income from individual lessees, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of total rental and earned income from joint ventures and the two properties held as tenants-in-common with affiliates), for at least one of the years ended December 31:

                                                       1997     1996     1995
                                                     -------- -------- --------
      Golden Corral Corporation..................... $751,866 $758,348 $725,908
      Restaurant Management Services, Inc...........  478,750  511,040  440,987
      Mid-America Corporation.......................  439,519  439,519  439,519

   In addition, the following schedule presents total rental and earned income from individual restaurant chains, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of total rental and earned income from joint ventures and the two properties held as tenants-in-common with affiliates), for at least one of the years ended December 31:

                                                     1997     1996     1995
                                                   -------- -------- --------
      Golden Corral Family Steakhouse
       Restaurants................................ $751,866 $758,348 $725,908
      Burger King.................................  496,487  455,764  455,820
      Denny's.....................................  317,041  336,269  276,547
      Hardee's....................................  270,129  410,951  431,465

   Although the Partnership's properties are geographically diverse throughout the United States and the Partnership's lessees operate a variety of restaurant concepts, default by any one of these lessees or restaurant chains could significantly impact the results of operations of the Partnership. However, the general partners believe that the risk of such a default is reduced due to the essential or important nature of these properties for the on-going operations of the lessees.

12. Subsequent Events

   In January 1998, the Partnership used the net sales proceeds from the sale of the property in Whitehall, Michigan, to acquire a property in Overland Park, Kansas, as tenants-in-common with affiliates of the general partners. In connection therewith, the Partnership contributed approximately $558,900 for a 34.74% interest in such property. The Partnership will account for its investment in this property using the equity method since the Partnership will share control with affiliates.

   In January 1998, the Partnership used the net sales proceeds from the sale of the property in Plattsmouth, Nebraska, to acquire a property in Memphis, Tennessee, as tenants-in-common with affiliates of the general

                            CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

partners. In connection therewith, the Partnership contributed approximately $694,800 for a 46.2% interest in such property. The Partnership will account for its investment in this property using the equity method since the Partnership will share control with affiliates.

   In addition, in January 1998, the Partnership sold its property in Deland, Florida, to the tenant, for $1,250,000 and received net sales proceeds of $1,234,617, resulting in a gain of approximately $345,100 for financial reporting purposes.

   In February 1998, the Partnership sold its property in Melbourne, Florida, for $590,000 and received net sales proceeds of $542,477, resulting in a loss of $158,239 for financial reporting purposes which the Partnership recorded in 1997 (See Notes 3 and 4).

   In February 1998, the Partnership sold its property in Liverpool, New York, for $157,500 and received net sales proceeds of approximately $150,700, resulting in a loss of $181,970 for financial reporting purposes which the Partnership recorded in 1996 and in 1997 (See Note 3).

                           CNL INCOME FUND VII, LTD.

                              FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                                           Page
                                                                           -----
Condensed Balance Sheets as of September 30, 1998 and December 31, 1997..  F-202

Condensed Statements of Income for the Quarters and Nine Months Ended
 September 30, 1998 and 1997.............................................  F-203

Condensed Statements of Partner's Capital for the Nine Months Ended
 September 30, 1998 and for the Year Ended December 31, 1997.............  F-204

Condensed Statements of Cash Flows for the Nine Months Ended September
 30, 1998 and 1997.......................................................  F-205

Notes to Condensed Financial Statements for the Quarters and Nine Months
 Ended September 30, 1998 and 1997.......................................  F-206

Report of Independent Accountants........................................  F-207

Balance Sheets as of December 31, 1997 and 1996..........................  F-208

Statements of Income for the Years Ended December 31, 1997, 1996 and
 1995....................................................................  F-209

Statements of Partner's Capital for the Years Ended December 31, 1997,
 1996 and 1995...........................................................  F-210

Statements of Cash Flows for the Years Ended December 31, 1997, 1996 and
 1995....................................................................  F-211

Notes to Financial Statements for the Years Ended December 31, 1997, 1996
 and 1995................................................................  F-213

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

                            CONDENSED BALANCE SHEETS

                                                      September 30, December 31,
                                                          1998          1997
                                                      ------------- ------------
                       ASSETS
Land and buildings on operating leases, less
 accumulated depreciation of $2,397,837 and
 $2,169,570.........................................   $15,154,596  $15,382,863
Net investment in direct financing leases...........     3,386,764    3,447,152
Investment in joint ventures........................     3,340,189    3,393,932
Mortgage note receivable, less deferred gain of
 $125,545 and $126,303..............................     1,243,284    1,250,597
Cash and cash equivalents...........................       828,551      761,317
Receivables, less allowance for doubtful accounts of
 $28,936 and $32,959................................         6,576       64,092
Prepaid expenses....................................         7,291        4,755
Accrued rental income, less allowance for doubtful
 accounts of $9,845 in 1998 and 1997................     1,183,770    1,114,632
Other assets........................................        60,422       60,422
                                                       -----------  -----------
                                                       $25,211,443  $25,479,762
                                                       ===========  ===========
         LIABILITIES AND PARTNERS' CAPITAL
Accounts payable....................................   $     2,327  $     6,131
Escrowed real estate taxes payable..................         4,727        7,785
Distributions payable...............................       675,000      675,000
Due to related parties..............................        11,443       34,883
Rents paid in advance...............................        44,359       60,671
                                                       -----------  -----------
    Total liabilities...............................       737,856      784,470
Minority interest...................................       146,865      147,514
Partners' capital...................................    24,326,722   24,547,778
                                                       -----------  -----------
                                                       $25,211,443  $25,479,762
                                                       ===========  ===========


                See accompanying notes to financial statements.

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

                         CONDENSED STATEMENTS OF INCOME

                                    Quarter Ended         Nine Months Ended
                                    September 30,           September 30,
                                ----------------------  ----------------------
                                   1998        1997        1998        1997
                                ----------  ----------  ----------  ----------
Revenues:
  Rental income from operating
   leases.....................  $  492,759  $  493,318  $1,483,950  $1,473,347
  Earned income from direct
   financing leases...........     103,164     122,508     311,318     369,268
  Contingent rental income....       4,829       2,602      17,207       5,685
  Interest and other income...      42,300      46,474     127,438     131,517
                                ----------  ----------  ----------  ----------
                                   643,052     664,902   1,939,913   1,979,817
                                ----------  ----------  ----------  ----------
Expenses:
  General operating and
   administrative.............      37,062      31,784     104,724     101,277
  Bad debt expense............         --          --          --        4,613
  Professional services.......       3,973       4,277      16,567      14,683
  Real estate taxes...........         --          --          --        2,979
  State and other taxes.......         --          --        2,728       4,560
  Depreciation and
   amortization...............      76,089      76,089     228,267     228,267
                                ----------  ----------  ----------  ----------
                                   117,124     112,150     352,286     356,379
                                ----------  ----------  ----------  ----------
Income Before Minority
 Interest in Income of
 Consolidated Joint Venture,
 Equity in Earnings of
 Unconsolidated Joint
 Ventures, and Gain (Loss) on
 Sale of Land and Buildings...     525,928     552,752   1,587,627   1,623,438
Minority Interest in Income of
 Consolidated Joint Ventures..      (4,665)     (4,698)    (13,921)    (13,998)
Equity in Earnings of
 Unconsolidated Joint
 Ventures.....................      78,287      55,939     229,480     151,930
Gain (Loss) on Sale of Land
 and Buildings................         259         234         758     (19,054)
                                ----------  ----------  ----------  ----------
Net Income....................  $  599,809  $  604,227  $1,803,944  $1,742,316
                                ==========  ==========  ==========  ==========
Allocation of Net Income:
  General partners............  $    5,998  $    6,036  $   18,039  $   17,495
  Limited partners............     593,811     598,191   1,785,905   1,724,821
                                ----------  ----------  ----------  ----------
                                $  599,809  $  604,227  $1,803,944  $1,742,316
                                ==========  ==========  ==========  ==========
Net Income Per Limited Partner
 Unit.........................  $    0.020  $    0.020  $    0.060  $    0.057
                                ==========  ==========  ==========  ==========
Weighted Average Number of
 Limited Partner Units
 Outstanding..................  30,000,000  30,000,000  30,000,000  30,000,000
                                ==========  ==========  ==========  ==========

                See accompanying notes to financial statements.

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

                   CONDENSED STATEMENTS OF PARTNERS' CAPITAL

                                                Nine Months Ended  Year Ended
                                                  September 30,   December 31,
                                                      1998            1997
                                                ----------------- ------------
General partners:
  Beginning balance............................   $    181,085    $    156,785
  Net income...................................         18,039          24,300
                                                  ------------    ------------
                                                       199,124         181,085
                                                  ------------    ------------
Limited partners:
  Beginning balance............................     24,366,693      24,484,985
  Net income...................................      1,785,905       2,581,708
  Distributions ($0.068 and $0.090 per limited
   partner unit, respectively).................     (2,025,000)     (2,700,000)
                                                  ------------    ------------
                                                    24,127,598      24,366,693
                                                  ------------    ------------
Total partners' capital........................   $ 24,326,722    $ 24,547,778
                                                  ============    ============




                See accompanying notes to financial statements.

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

                       CONDENSED STATEMENTS OF CASH FLOWS

                                                          Nine Months Ended
                                                            September 30,
                                                        ----------------------
                                                           1998        1997
                                                        ----------  ----------
Increase (Decrease) in Cash and Cash Equivalents:
  Net Cash Provided by Operating Activities............ $2,085,545  $2,099,452
                                                        ----------  ----------
  Cash Flows from Investing Activities:
    Proceeds from sale of land.........................        --      223,589
    Investment in joint ventures.......................        --     (616,245)
    Collections on mortgage note receivable............      8,004       7,230
    Other..............................................     13,255         --
                                                        ----------  ----------
      Net cash provided by (used in) investing
       activities......................................     21,259    (385,426)
                                                        ----------  ----------
  Cash Flows from Financing Activities:
    Distributions to limited partners.................. (2,025,000) (2,025,000)
    Distributions to holder of minority interest.......    (14,570)    (14,781)
                                                        ----------  ----------
      Net cash used in financing activities............ (2,039,570) (2,039,781)
                                                        ----------  ----------
Net Increase (Decrease) in Cash and Cash Equivalents...     67,234    (325,755)
Cash and Cash Equivalents at Beginning of Period.......    761,317   1,305,429
                                                        ----------  ----------
Cash and Cash Equivalents at End of Period............. $  828,551  $  979,674
                                                        ----------  ----------
Supplemental Schedule of Non-Cash Financing Activities
    Distributions declared and unpaid at end of
     period............................................ $  675,000  $  675,000
                                                        ==========  ==========



                See accompanying notes to financial statements.

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

                    NOTES TO CONDENSED FINANCIAL STATEMENTS

           Quarters and Nine Months Ended September 30, 1998 and 1997

1. Basis of Presentation

   The accompanying unaudited condensed financial statements have been prepared in accordance with the instructions to Form 10-Q and do not include all of the information and note disclosures required by generally accepted accounting principles. The financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Operating results for the quarter and nine months ended September 30, 1998, may not be indicative of the results that may be expected for the year ending December 31, 1998. Amounts as of December 31, 1997, included in the financial statements, have been derived from audited financial statements as of that date.

   These unaudited financial statements should be read in conjunction with the financial statements and notes thereto included in Form 10-K of CNL Income Fund VII, Ltd. (the "Partnership") for the year ended December 31, 1997.

   The Partnership accounts for its 83 percent interest in San Antonio #849 Joint Venture using the consolidation method. Minority interest represents the minority joint venture partner's proportionate share of the equity in the Partnership's consolidated joint venture. All significant intercompany accounts and transactions have been eliminated.

   In May 1998, the Financial Accounting Standards Board reached a consensus in EITF 98-9, entitled "Accounting for Contingent Rent in the Interim Financial Periods." Adoption of this consensus did not have a material effect on the Partnership's financial position or results of operations.

2. Concentration of Credit Risk

   The following schedule presents total rental and earned income from individual lessees, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of total rental and earned income from the unconsolidated joint ventures and the properties held as tenants-in-common with affiliates) for at least one of the nine month periods ended September 30:

                                                                1998     1997
                                                              -------- --------
      Golden Corral Corporation.............................. $509,751 $445,267
      Restaurant Management Services, Inc. ..................  327,103  327,855
      Waving Leaves, Inc.....................................  225,889  112,948
      Flagstar Enterprises, Inc..............................  113,294  231,196

   Although the Partnership's properties are geographically diverse throughout the United States and the Partnership's lessees operate a variety of restaurant concepts, default by any one of these lessees could significantly impact the results of operations of the Partnership. However, the general partners believe that the risk of such a default is reduced due to the essential or important nature of these properties for the on-going operations of the lessees.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Partners
CNL Income Fund VII, Ltd.

   We have audited the accompanying balance sheets of CNL Income Fund VII, Ltd. (a Florida limited partnership) as of December 31, 1997 and 1996 and the related statements of income, partners' capital and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CNL Income Fund VII, Ltd. as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.

/s/ Coopers & Lybrand LLP

Orlando, Florida
January 15, 1998

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

                                 BALANCE SHEETS

                                                            December 31,
                                                       -----------------------
                                                          1997        1996
                                                       ----------- -----------
                        ASSETS
Land and buildings on operating leases, less
 accumulated depreciation............................. $15,382,863 $15,930,547
Net investment in direct financing leases.............   3,447,152   4,098,192
Investment in joint ventures..........................   3,393,932   1,789,238
Mortgage notes receivable, less deferred gain.........   1,250,597   1,259,495
Cash and cash equivalents.............................     761,317   1,305,429
Receivables, less allowance for doubtful accounts of
 $32,959 and $43,234..................................      64,092      63,386
Prepaid expenses......................................       4,755       4,654
Accrued rental income, less allowance for doubtful
 accounts of $9,845 and $10,786.......................   1,114,632   1,012,490
Other assets..........................................      60,422      60,422
                                                       ----------- -----------
                                                       $25,479,762 $25,523,853
                                                       =========== ===========
          LIABILITIES AND PARTNERS' CAPITAL
Accounts payable...................................... $     6,131 $     6,502
Escrowed real estate taxes payable....................       7,785       4,192
Distributions payable.................................     675,000     675,000
Due to related parties................................      34,883       9,067
Rents paid in advance.................................      60,671      38,705
    Total liabilities.................................     784,470     733,466
Minority interest.....................................     147,514     148,617
Partners' capital.....................................  24,547,778  24,641,770
                                                       $25,479,762 $25,523,853
                                                       =========== ===========



                See accompanying notes to financial statements.

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

                              STATEMENTS OF INCOME

                                                Year Ended December 31,
                                            ----------------------------------
                                               1997        1996        1995
                                            ----------  ----------  ----------
Revenues:
  Rental income from operating leases.....  $1,960,724  $1,954,033  $1,888,830
  Earned income from direct financing
   leases.................................     475,498     505,061     538,634
  Contingent rental income................      51,345      44,973      68,820
  Interest and other income...............     183,579     240,079      84,390
                                            ----------  ----------  ----------
                                             2,671,146   2,744,146   2,580,674
                                            ----------  ----------  ----------
Expenses:
  General operating and administrative....     138,560     159,001     146,747
  Professional services...................      23,546      27,640      27,379
  Bad debt expense........................       4,613         --        2,584
  Real estate taxes.......................       2,979       9,010      46,512
  State and other taxes...................       4,560       2,448       2,562
  Depreciation and amortization...........     304,356     317,957     329,350
                                            ----------  ----------  ----------
                                               478,614     516,056     555,134
                                            ----------  ----------  ----------
Income Before Minority Interest in Income
 of Consolidated Joint Venture, Equity in
 Earnings of Unconsolidated Joint
 Ventures, Gain (Loss) on Sale of Land and
 Buildings and Loss on Demolition of
 Building.................................   2,192,532   2,228,090   2,025,540
Minority Interest in Income of
 Consolidated Joint Venture...............     (18,663)    (18,691)    (18,728)
Equity in Earnings of Unconsolidated Joint
 Ventures.................................     267,251     157,254     154,937
Gain (Loss) on Sale of Land and
 Buildings................................     164,888     (39,790)     (5,135)
Loss on Demolition of Building............         --          --     (174,466)
                                            ----------  ----------  ----------
Net Income................................  $2,606,008  $2,326,863  $1,982,148
                                            ==========  ==========  ==========
Allocation of Net Income:
  General partners........................  $   24,300  $   23,586  $   20,784
  Limited partners........................   2,581,708   2,303,277   1,961,364
                                            ----------  ----------  ----------
                                            $2,606,008  $2,326,863  $1,982,148
                                            ==========  ==========  ==========
Net Income Per Limited Partner Unit.......  $    0.086  $    0.077  $    0.065
                                            ==========  ==========  ==========
Weighted Average Number of Limited Partner
 Units Outstanding........................  30,000,000  30,000,000  30,000,000
                                            ==========  ==========  ==========


                See accompanying notes to financial statements.

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

                        STATEMENTS OF PARTNERS' CAPITAL

                  Years Ended December 31, 1997, 1996 and 1995

                         General Partners                 Limited Partners
                         ---------------- -------------------------------------------------
                                 Accumu-                              Accumu-
                         Contri-  lated     Contri-     Distri-        lated    Syndication
                         butions Earnings   butions     butions      Earnings      Costs        Total
                         ------- -------- ----------- ------------  ----------- -----------  -----------
Balance, December 31,
 1994................... $1,000  $111,415 $30,000,000 $(12,077,621) $11,137,967 $(3,440,000) $25,732,761
 Distributions to
  limited partners
  ($0.090 per limited
  partner unit).........    --        --          --    (2,700,002)         --          --    (2,700,002)
 Net income.............    --     20,784         --           --     1,961,364         --     1,982,148
                         ------  -------- ----------- ------------  ----------- -----------  -----------
Balance, December 31,
 1995...................  1,000   132,199  30,000,000  (14,777,623)  13,099,331  (3,440,000)  25,014,907
 Distributions to
  limited partners
  ($0.090 per limited
  partner unit).........    --        --          --    (2,700,000)         --          --    (2,700,000)
 Net income.............    --     23,586         --           --     2,303,277         --     2,326,863
                         ------  -------- ----------- ------------  ----------- -----------  -----------
Balance, December 31,
 1996...................  1,000   155,785  30,000,000  (17,477,623)  15,402,608  (3,440,000)  24,641,770
 Distributions to
  limited partners
  ($0.090 per limited
  partner unit).........    --        --          --    (2,700,000)         --          --    (2,700,000)
 Net income.............    --     24,300         --           --     2,581,708         --     2,606,008
                         ------  -------- ----------- ------------  ----------- -----------  -----------
Balance, December 31,
 1997................... $1,000  $180,085 $30,000,000 $(20,177,623) $17,984,316 $(3,440,000) $24,547,778
                         ======  ======== =========== ============  =========== ===========  ===========




                See accompanying notes to financial statements.

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

                            STATEMENTS OF CASH FLOWS

                                                Year Ended December 31,
                                          -------------------------------------
                                             1997         1996         1995
                                          -----------  -----------  -----------
Increase (Decrease) in Cash and Cash
 Equivalents:
  Cash Flows From Operating Activities:
    Cash received from tenants..........  $ 2,500,189  $ 2,549,406  $ 2,399,249
    Distributions from unconsolidated
     joint ventures.....................      300,696      191,174      190,398
    Cash paid for expenses..............     (140,819)    (248,523)    (174,993)
    Interest received...................      180,393      178,812       69,884
                                          -----------  -----------  -----------
      Net cash provided by operating
       activities.......................    2,840,459    2,670,869    2,484,538
                                          -----------  -----------  -----------
Cash Flows From Investing Activities:
    Additions to land and buildings on
     operating leases...................          --    (1,041,555)         --
    Proceeds from sale of land and
     buildings..........................      976,334    1,661,943          --
    Investment in joint ventures........   (1,650,905)         --           --
    Collections on mortgage notes
     receivable.........................        9,766        8,821       12,725
                                          -----------  -----------  -----------
      Net cash provided by (used in)
       investing activities.............     (664,805)     629,209       12,725
                                          -----------  -----------  -----------
Cash Flows From Financing Activities:
    Distributions to limited partners...   (2,700,000)  (2,700,000)  (2,760,002)
    Distributions to holder of minority
     interest...........................      (19,766)     (19,723)     (17,240)
                                          -----------  -----------  -----------
      Net cash used in financing
       activities.......................   (2,719,766)  (2,719,723)  (2,777,242)
                                          -----------  -----------  -----------
Net Increase (Decrease) in Cash and Cash
 Equivalents............................     (544,112)     580,355     (279,979)
Cash and Cash Equivalents at Beginning
 of Year................................    1,305,429      725,074    1,005,053
                                          -----------  -----------  -----------
Cash and Cash Equivalents at End of
 Year...................................  $   761,317  $ 1,305,429  $   725,074
                                          ===========  ===========  ===========



                See accompanying notes to financial statements.

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

                      STATEMENTS OF CASH FLOWS--CONTINUED

                                                 Year Ended December 31,
                                             ----------------------------------
                                                1997        1996        1995
                                             ----------  ----------  ----------
Reconciliation of Net Income to Net Cash
 Provided by Operating Activities:
  Net income...............................  $2,606,008  $2,326,863  $1,982,148
                                             ----------  ----------  ----------
  Adjustments to reconcile net income to
   net cash provided by operating
   activities:
    Depreciation...........................     304,356     317,957     328,982
    Amortization...........................         --          --          368
    Minority interest in income of
     consolidated joint venture............      18,663      18,691      18,728
    Loss (gain) on sale of land and
     buildings.............................    (164,888)     39,790       5,135
    Loss on demolition of building.........         --          --      174,466
    Equity in earnings of unconsolidated
     joint ventures, net of distributions..      33,445      33,920      35,461
    Decrease (increase) in receivables.....      17,173     (14,827)        799
    Decrease (increase) in prepaid
     expenses..............................        (101)        379      (3,320)
    Decrease in net investment in direct
     financing leases......................      76,941      70,329      70,872
    Increase in accrued rental income......    (102,142)   (104,639)   (169,520)
    Increase (decrease) in accounts payable
     and accrued expenses..................       3,222     (40,072)     46,367
    Increase (decrease) in due to related
     parties...............................      25,816      (4,244)      6,111
    Increase (decrease) in rents paid in
     advance...............................      21,966      26,722     (12,059)
                                             ----------  ----------  ----------
      Total adjustments....................     234,451     344,006     502,390
                                             ----------  ----------  ----------
Net Cash Provided by Operating Activities..  $2,840,459  $2,670,869  $2,484,538
                                             ==========  ==========  ==========
Supplemental Schedule of Non-Cash Investing
 and Financing Activities:
  Mortgage notes accepted in exchange for
   sale of land and buildings..............  $      --   $      --   $1,400,000
                                             ==========  ==========  ==========
  Distributions declared and unpaid at
   December 31.............................  $  675,000  $  675,000  $  675,000
                                             ==========  ==========  ==========


                See accompanying notes to financial statements.

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

                         NOTES TO FINANCIAL STATEMENTS

                  Years Ended December 31, 1997, 1996 and 1995

1. Significant Accounting Policies

   Organization and Nature of Business--CNL Income Fund VII, Ltd. (the "Partnership") is a Florida limited partnership that was organized for the purpose of acquiring both newly constructed and existing restaurant properties, as well as properties upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food and family-style restaurant chains.

   The general partners of the Partnership are CNL Realty Corporation (the "Corporate General Partner"), James M. Seneff, Jr. and Robert A. Bourne. Mr. Seneff and Mr. Bourne are also 50 percent shareholders of the Corporate General Partner. The general partners have responsibility for managing the day-to-day operations of the Partnership.

   Real Estate and Lease Accounting--The Partnership records the acquisition of land and buildings at cost, including acquisition and closing costs. Land and buildings are leased to unrelated third parties on a triple-net basis, whereby the tenant is generally responsible for all operating expenses relating to the property, including property taxes, insurance, maintenance and repairs. The leases are accounted for using either the direct financing or the operating methods. Such methods are described below:

     Direct financing method--The leases accounted for using the direct financing method are recorded at their net investment (which at the inception of the lease generally represents the cost of the asset) (Note
  4). Unearned income is deferred and amortized to income over the lease terms so as to produce a constant periodic rate of return on the Partnership's net investment in the leases.

     Operating method--Land and building leases accounted for using the operating method are recorded at cost, revenue is recognized as rentals are earned and depreciation is charged to operations as incurred. Buildings are depreciated on the straight-line method over their estimated useful lives of 30 years. When scheduled rentals vary during the lease term, income is recognized on a straight-line basis so as to produce a constant periodic rent over the lease term commencing on the date the property is placed in service.

     Accrued rental income represents the aggregate amount of income recognized on a straight-line basis in excess of scheduled rental payments to date.

   When the properties are sold, the related cost and accumulated depreciation for operating leases and the net investment for direct financing leases, plus any accrued rental income, are removed from the accounts and gains or losses from sales are reflected in income. The general partners of the Partnership review properties for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through operations. The general partners determine whether an impairment in value has occurred by comparing the estimated future undiscounted cash flows, including the residual value of the property, with the carrying cost of the individual property. Although the general partners have made their best estimate of these factors based on current conditions, it is reasonably possible that changes could occur in the near term which could adversely affect the general partners' estimate of net cash flows expected to be generated from its properties and the need for asset impairment write-downs. If an impairment is indicated, the assets are adjusted to their fair value.

   When the collection of amounts recorded as rental or other income is considered to be doubtful, an adjustment is made to increase the allowance for doubtful accounts, which is netted against receivables, and to decrease rental or other income or increase bad debt expense for the current period, although the Partnership continues to pursue collection of such amounts. If amounts are subsequently determined to be uncollectible, the corresponding receivable and allowance for doubtful accounts are decreased accordingly.

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)


   Investment in Joint Ventures--The Partnership accounts for its 83 percent interest in San Antonio #849 Joint Venture using the consolidation method. Minority interest represents the minority joint venture partner's proportionate share of the equity in the Partnership's consolidated joint venture. All significant intercompany accounts and transactions have been eliminated.

   The Partnership's investments in Halls Joint Venture, CNL Restaurant Investments II, Des Moines Real Estate Joint Venture and CNL Mansfield Joint Venture, and a property in Smithfield, North Carolina, and a property in Miami, Florida, for which each of the two properties is held as tenants-in-common with affiliates, are accounted for using the equity method since the Partnership shares control with affiliates which have the same general partners.

   Cash and Cash Equivalents--The Partnership considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents consist of demand deposits at commercial banks and money market funds (some of which are backed by government securities). Cash equivalents are stated at cost plus accrued interest, which approximates market value.

   Cash accounts maintained on behalf of the Partnership in demand deposits at commercial banks and money market funds may exceed federally insured levels; however, the Partnership has not experienced any losses in such accounts. The Partnership limits investment of temporary cash investments to financial institutions with high credit standing; therefore, the Partnership believes it is not exposed to any significant credit risk on cash and cash equivalents.

   Income Taxes--Under Section 701 of the Internal Revenue Code, all income, expenses and tax credit items flow through to the partners for tax purposes. Therefore, no provision for federal income taxes is provided in the accompanying financial statements. The Partnership is subject to certain state taxes on its income and property.

   Additionally, for tax purposes, syndication costs are included in Partnership equity and in the basis of each partner's investment. For financial reporting purposes, syndication costs are netted against partners' capital and represent a reduction of Partnership equity and a reduction in the basis of each partner's investment.

   Use of Estimates--The general partners of the Partnership have made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. The more significant areas requiring the use of management estimates relate to the allowance for doubtful accounts and future cash flows associated with long-lived assets. The more significant areas requiring the use of management estimates relate to the allowance for doubtful accounts and future cash flows associated with long-lived assets. Actual results could differ from those estimates.

2. Leases

   The Partnership leases its land or land and buildings primarily to operators of national and regional fast-food and family-style restaurants. The leases are accounted for under the provisions of Statement of Financial Accounting Standards No. 13, "Accounting for Leases." The leases generally are classified as operating leases; however, some leases have been classified as direct financing leases. For the leases classified as direct financing leases, the building portions of the property leases are accounted for as direct financing leases while the land portions of the majority of these leases are operating leases. Substantially all leases are for 13 to 20 years and provide for minimum and contingent rentals. In addition, the tenant generally pays all property taxes and assessments, fully maintains the interior and exterior of the building and carries insurance coverage for public

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

liability, property damage, fire and extended coverage. The lease options generally allow tenants to renew the leases for two to four successive five-year periods subject to the same terms and conditions as the initial lease. Most leases also allow the tenant to purchase the property at fair market value after a specified portion of the lease has elapsed.

3. Land and Buildings on Operating Leases

   Land and buildings on operating leases consisted of the following at December 31:

                                                          1997         1996
                                                       -----------  -----------
      Land............................................ $ 8,430,465  $ 8,673,793
      Buildings.......................................   9,121,968    9,121,968
                                                        17,552,433   17,795,761
      Less accumulated depreciation...................  (2,169,570)  (1,865,214)
                                                       -----------  -----------
                                                       $15,382,863  $15,930,547
                                                       ===========  ===========

   In July 1996, the Partnership sold its property in Colorado Springs, Colorado, for $1,075,000 and received net sales proceeds of $1,044,909, resulting in a gain of $194,839 for financial reporting purposes. This property was originally acquired by the Partnership in July 1990 and had a cost of approximately $900,900, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the property for approximately $144,000 in excess of its original purchase price. In October 1996, the Partnership reinvested the net sales proceeds along with additional funds, in a Boston Market property located in Marietta, Georgia.

   In addition, in October 1996, the Partnership sold its property in Hartland, Michigan, for $625,000 and received net sales proceeds of $617,035, resulting in a loss of approximately $235,465 for financial reporting purposes.

   In May 1997, the Partnership sold its property in Columbus, Indiana, for $240,000 and received net sales proceeds of $223,589, resulting in a loss of $19,739 for financial reporting purposes.

   Some leases provide for escalating guaranteed minimum rents throughout the lease terms. Income from these scheduled rent increases is recognized on a straight-line basis over the terms of the leases. For the years ended December 31, 1997, 1996 and 1995, the Partnership recognized $102,142, $104,639 and
$169,520, respectively, of such rental income.

   The following is a schedule of the future minimum lease payments to be received on noncancellable operating leases at December 31, 1997:

      1998.......................................................... $ 1,879,999
      1999..........................................................   1,891,776
      2000..........................................................   1,925,741
      2001..........................................................   2,022,708
      2002..........................................................   2,034,710
      Thereafter....................................................  12,545,975
                                                                     -----------
                                                                     $22,300,909
                                                                     ===========

   Since lease renewal periods are exercisable at the option of the tenant, the above table only presents future minimum lease payments due during the initial lease terms. In addition, this table does not include any amounts for future contingent rentals which may be received on the leases based on a percentage of the tenant's gross sales.

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)


4. Net Investment in Direct Financing Leases

   The following lists the components of the net investment in direct financing leases at December 31:

                                                          1997         1996
                                                       -----------  -----------
      Minimum lease payments receivable............... $ 6,411,161  $ 7,824,101
      Estimated residual values.......................   1,008,935    1,266,893
      Less unearned income............................  (3,972,944)  (4,992,802)
                                                       -----------  -----------
      Net investment in direct financing leases....... $ 3,447,152  $ 4,098,192
                                                       ===========  ===========

   The following is a schedule of future minimum lease payments to be received on direct financing leases at December 31, 1997:

      1998........................................................... $  495,609
      1999...........................................................    495,609
      2000...........................................................    495,609
      2001...........................................................    496,766
      2002...........................................................    496,766
      Thereafter.....................................................  3,930,802
                                                                      ----------
                                                                      $6,411,161
                                                                      ==========

   In October 1997, the Partnership sold its property in Dunnellon, Florida, for $800,000 and received net sales proceeds (net of $5,055 which represents amounts due to the former tenant for prepaid rent) of $752,745, resulting in a gain of $183,701 for financial reporting purposes. This property was originally acquired by the Partnership in August 1990 and had a cost of approximately $546,300, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the property for approximately $211,500 in excess of its original purchase price.

   The above table does not include future minimum lease payments for renewal periods or for contingent rental payments that may become due in future periods (see Note 3).

5. Investment in Joint Ventures

   The Partnership has a 51 percent interest, an 18 percent interest and a 4.79% interest in the profits and losses of Halls Joint Venture, CNL Restaurant Investments II and Des Moines Real Estate Joint Venture, respectively. The remaining interests in these joint ventures are held by affiliates of the Partnership which have the same general partners.

   In February 1997, the Partnership entered into a joint venture arrangement, CNL Mansfield Joint Venture, with an affiliate of the Partnership which has the same general partners, to hold one restaurant property in Mansfield, Texas. As of December 31, 1997, the Partnership and its co-venture partner had contributed $616,245 and $163,964, respectively, to the joint venture to acquire the restaurant property. As of December 31, 1997, the Partnership and its co-venture partner owned a 79 percent and 21 percent interest, respectively, in the profits and losses of the joint venture. The Partnership accounts for its investment in this joint venture under the equity method since the Partnership shares control with the affiliate.

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)


   As of December 31, 1996, the Partnership had a 48.33% interest in a property in Yuma, Arizona, with an affiliate of the Partnership that has the same general partners, as tenants-in-common. In October 1997, the Partnership and the affiliate, as tenants-in-common, sold the property in Yuma, Arizona, for a total sales price of $1,010,000 and received net sales proceeds of $982,025 resulting in a gain of approximately $128,400 for financial reporting purposes. The property was originally acquired in July 1994 and had a total cost of approximately $861,700, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the property was sold for approximately $120,300 in excess of its original purchase price. In December 1997, the Partnership reinvested its portion of the net sales proceeds from the sale of the Yuma, Arizona, property, along with funds from the sale of a wholly-owned Property in Columbus, Indiana, in a property in Miami, Florida, as tenants-in-common with affiliates of the general partners. The Partnership accounts for its investment in the property in Miami, Florida, using the equity method since the Partnership shares control with affiliates, and amounts relating to its investment are included in investment in joint ventures. As of December 31, 1997, the Partnership owned a 35.64% interest in the Miami, Florida property owned with affiliates as tenants-in-common.

   In December 1997, the Partnership acquired a property in Smithfield, North Carolina as tenants-in-common with an affiliate of the general partners. The Partnership accounts for its investment in this property using the equity method since the Partnership shares control with an affiliate, and amounts relating to its investment are included in investment in joint ventures. As of December 31, 1997, the Partnership owned a 53 percent interest in this property.

   CNL Restaurant Investments II owns and leases six properties to an operator of national fast-food or family-style restaurants, and Halls Joint Venture, Des Moines Real Estate Joint Venture and the Partnership and affiliates as tenants-in-common in two separate tenancy-in-common arrangements, each own and lease one property to an operator of national fast-food or family-style restaurants. The following presents the combined, condensed financial information for the joint ventures and the two properties held as tenants-in-common with affiliates at December 31:

                                                          1997        1996
                                                       ----------- ----------
      Land and buildings on operating leases, less
       accumulated depreciation....................... $10,892,405 $7,778,815
      Cash............................................         750      1,106
      Receivables.....................................      18,819     14,495
      Accrued rental income...........................     147,685    154,782
      Other assets....................................       1,079      1,115
      Liabilities.....................................       8,625      1,216
      Partners' capital...............................  11,052,113  7,949,097
      Revenues........................................   1,012,624    911,833
      Net income......................................     905,117    689,075

   The Partnership recognized income totalling $267,251, $157,254 and $154,937 for the years ended December 31, 1997, 1996 and 1995, respectively, from these joint ventures and the two properties held as tenants-in-common with affiliates.

6. Mortgage Notes Receivable

   In connection with the sale of its property in Florence, South Carolina, the Partnership accepted a promissory note in the principal sum of $1,160,000, collateralized by a mortgage on the property. The promissory note bears interest at a rate of 10.25% per annum and is being collected in 59 equal monthly installments of $10,395, with a balloon payment of $1,106,657 due in July 2000.

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)


   In addition, the Partnership accepted a promissory note in the principal sum of $240,000 in connection with the sale of its property in Jacksonville, Florida. The note is collateralized by a mortgage on the property. The promissory note bears interest at a rate of ten percent per annum and is being collected in 119 equal monthly installments of $2,106, with a balloon payment of $218,252 due in December 2005.

   The mortgage notes receivable consisted of the following at December 31:

                                  1997        1996
                               ----------  ----------
      Principal balance....... $1,368,688  $1,378,454
      Accrued interest
       receivable.............      8,212       8,270
      Less deferred gain on
       sale of land and
       building...............   (126,303)   (127,229)
                               ----------  ----------
                               $1,250,597  $1,259,495
                               ==========  ==========

   The general partners believe that the estimated fair values of mortgage notes receivable at December 31, 1997 and 1996, approximate the outstanding principal amount based on estimated current rates at which similar loans would be made to borrowers with similar credit and for similar maturities.

7. Allocations and Distributions

   Generally, all net income and net losses of the Partnership, excluding gains and losses from the sale of properties, are allocated 99 percent to the limited partners and one percent to the general partners. Distributions of net cash flow are made 99 percent to the limited partners and one percent to the general partners; provided, however, that the one percent of net cash flow to be distributed to the general partners is subordinated to receipt by the limited partners of an aggregate, ten percent, cumulative, noncompounded annual return on their adjusted capital contributions (the "10% Preferred Return").

   Generally, net sales proceeds from the sale of properties, to the extent distributed, will be distributed first to the limited partners in an amount sufficient to provide them with their 10% Preferred Return, plus the return of their adjusted capital contributions. The general partners will then receive, to the extent previously subordinated and unpaid, a one percent interest in all prior distributions of net cash flow and a return of their capital contributions. Any remaining sales proceeds will be distributed 95 percent to the limited partners and five percent to the general partners. Any gain from the sale of a property is, in general, allocated in the same manner as net sales proceeds are distributable. Any loss from the sale of a property is, in general, allocated first, on a pro rata basis, to partners with positive balances in their capital accounts; and thereafter, 95 percent to the limited partners and five percent to the general partners.

   During each of the years ended December 31, 1997 and 1996, the Partnership declared distributions to the limited partners of $2,700,000, and during the year ended December 31, 1995, the partnership declared distributions to the limited partners of $2,700,002. No distributions have been made to the general partners to date.

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)


8. Income Taxes

   The following is a reconciliation of net income for financial reporting purposes to net income for federal income tax purposes for the years ended December 31:

                                                1997        1996        1995
                                             ----------  ----------  ----------
   Net income for financial reporting
    purposes...............................  $2,606,008  $2,326,863  $1,982,148
   Depreciation for tax reporting purposes
    in excess of depreciation for financial
    reporting purposes.....................     (25,552)    (24,753)    (36,960)
   Gain or loss on sale of land and
    buildings for financial reporting
    purposes in excess of gain or loss for
    tax reporting purposes.................    (178,348)   (163,152)    174,513
   Direct financing leases recorded as
    operating leases for tax reporting
    purposes...............................      76,941      70,329      70,872
   Equity in earnings of unconsolidated
    joint ventures for tax reporting
    purposes in excess of (less than)
    equity in earnings of unconsolidated
    joint ventures for financial reporting
    purposes...............................     (55,911)      1,420         (68)
   Accrued rental income...................    (102,142)   (104,639)   (169,520)
   Rents paid in advance...................      21,966      26,722     (12,059)
   Minority interest in timing differences
    of consolidated joint venture..........         981         981       3,525
   Other...................................     (10,275)        --      (20,722)
                                             ----------  ----------  ----------
   Net income for federal income tax
    purposes...............................  $2,333,668  $2,133,771  $1,991,729
                                             ==========  ==========  ==========

9. Related Party Transactions

   One of the individual general partners, James M. Seneff, Jr., is one of the principal shareholders of CNL Group, Inc., the parent company of CNL Fund Advisors, Inc. The other individual general partner, Robert A. Bourne, served as president of CNL Fund Advisors, Inc. through October 1997. CNL Income Fund Advisors, Inc. was a wholly owned subsidiary of CNL Group, Inc. until its merger, effective January 1, 1996, with CNL Fund Advisors, Inc. During the years ended December 31, 1997, 1996 and 1995, CNL Income Fund Advisors Inc. and CNL Fund Advisors, Inc. (hereinafter referred to collectively as the "Affiliates") each performed certain services for the Partnership, as described below.

   During the years ended December 31, 1997, 1996 and 1995, certain Affiliates acted as manager of the Partnership's properties pursuant to a management agreement with the Partnership. In connection therewith, the Partnership agreed to pay the Affiliates an annual, noncumulative, subordinated management fee of one percent of the sum of gross revenues from properties wholly owned by the Partnership and the Partnership's allocable share of gross revenues from joint ventures and the property held as tenants-in-common with an affiliate, but not in excess of competitive fees for comparable services. These fees will be incurred and will be payable only after the limited partners receive their 10% Preferred Return. Due to the fact that these fees are noncumulative, if the limited partners do not receive their 10% Preferred Return in any particular year, no management fee will be due or payable for such year. As a result of such threshold, no management fees were incurred during the years ended December 31, 1997, 1996 and 1995.

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)


   Certain Affiliates are also entitled to receive a deferred, subordinated real estate disposition fee, payable upon the sale of one or more properties based on the lesser of one-half of a competitive real estate commission or three percent of the sales price if the Affiliates provide a substantial amount of services in connection with the sale. However, if the net sales proceeds are reinvested in a replacement property, no such real estate disposition fees will be incurred until such replacement property is sold and the net sales proceeds are distributed. The payment of the real estate disposition fee is subordinated to receipt by the limited partners of their aggregate 10% Preferred Return, plus their adjusted capital contributions. During the year ended December 31, 1995, the Partnership incurred $7,200 in deferred, subordinated real estate disposition fees as a result of the Partnership's sale of its Property in Jacksonville, Florida. No deferred, subordinated real estate disposition fees were incurred for the years ended December 31, 1997 and 1996.

   During the years ended December 31, 1997, 1996 and 1995, Affiliates provided accounting and administrative services to the Partnership on a day-to-day basis. The Partnership incurred $77,078, $92,985 and $81,259 for the years ended December 31, 1997, 1996 and 1995, respectively, for such services.

   The due to related parties consisted of the following at December 31:

                                                                 1997    1996
                                                                ------- ------
      Due to Affiliates:
        Expenditures incurred on behalf of the Partnership..... $20,321 $   63
        Accounting and administrative services.................   7,362  1,804
        Deferred, subordinated real estate Disposition fee.....   7,200  7,200
                                                                ------- ------
                                                                $34,883 $9,067
                                                                ======= ======

10. Concentration of Credit Risk

   The following schedule presents total rental and earned income from individual lessees, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of total rental and earned income from the unconsolidated joint ventures and the two properties held as tenants-in-common with affiliates), for at least one of the years ended December 31:

                                                       1997     1996     1995
                                                     -------- -------- --------
      Golden Corral Corporation..................... $625,724 $608,852 $618,413
      Restaurant Management Services, Inc...........  444,069  446,867  446,279
      Flagstar Enterprises, Inc.....................  307,738  464,042  469,374

   In addition, the following schedule presents total rental and earned income from individual restaurant chains, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of total rental and earned income from the unconsolidated joint ventures and the two properties held as tenants-in-common with affiliates) for at least one of the years ended December 31:

                                                     1997     1996     1995
                                                   -------- -------- --------
      Golden Corral Family Steakhouse
       Restaurants................................ $625,724 $608,852 $618,413
      Hardees.....................................  447,074  524,625  548,221
      Burger King.................................  466,626  478,901  486,944

   Although the Partnership's properties are geographically diverse throughout the United States and the Partnership's lessees operate a variety of restaurant concepts, default by any one of these lessees or restaurant chains could significantly impact the results of operations of the Partnership. However, the general partners believe that the risk of such a default is reduced due to the essential or important nature of these properties for the on-going operations of the lessees.

                           CNL INCOME FUND VIII, LTD.

                              FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                                           Page
                                                                           -----
Condensed Balance Sheets as of September 30, 1998 and December 31, 1997..  F-222

Condensed Statements of Income for the Quarters and Nine Months Ended
 September 30, 1998 and 1997.............................................  F-223

Condensed Statements of Partner's Capital for the Nine Months Ended
 September 30, 1998 and for the Year Ended December 31, 1997.............  F-224

Condensed Statements of Cash Flows for the Nine Months Ended September
 30, 1998 and 1997.......................................................  F-225

Notes to Condensed Financial Statements for the Quarters and Nine Months
 Ended September 30, 1998 and 1997.......................................  F-226

Report of Independent Accountants........................................  F-227

Balance Sheets as of December 31, 1997 and 1996..........................  F-228

Statements of Income for the Years Ended December 31, 1997, 1996 and
 1995....................................................................  F-229

Statements of Partner's Capital for the Years Ended December 31, 1997,
 1996 and 1995...........................................................  F-230

Statements of Cash Flows for the Years Ended December 31, 1997, 1996 and
 1995....................................................................  F-231

Notes to Financial Statements for the Years Ended December 31, 1997, 1996
 and 1995................................................................  F-232

                           CNL INCOME FUND VIII, LTD.
                        (A Florida Limited Partnership)

                            CONDENSED BALANCE SHEETS

                                                        September   December
                                                        30, 1998    31, 1997
                                                       ----------- -----------
                        ASSETS
Land and buildings on operating leases, less
 accumulated depreciation of $1,610,464 and
 $1,438,534........................................... $15,844,324 $13,960,232
Net investment in direct financing leases.............   7,841,439  10,044,975
Investment in joint ventures..........................   2,824,170   2,877,717
Mortgage notes receivable.............................   1,822,560   1,853,386
Cash and cash equivalents.............................   1,724,745   1,602,236
Receivables, less allowance for doubtful accounts of
 $22,160 and $19,228..................................      16,023      51,393
Prepaid expenses......................................       7,558       4,357
Accrued rental income, less allowance for doubtful
 accounts of $4,501 in 1997...........................   1,896,493   1,811,329
Other assets..........................................      52,671      52,671
                                                       ----------- -----------
                                                       $32,029,983 $32,258,296
                                                       =========== ===========
          LIABILITIES AND PARTNERS' CAPITAL
Accounts payable...................................... $     7,857 $     8,359
Escrowed real estate taxes payable....................      23,100      24,459
Distributions payable.................................     787,501     787,501
Due to related parties................................      60,005      59,649
Rents paid in advance.................................      73,452      53,556
                                                       ----------- -----------
  Total liabilities...................................     951,915     933,524
Minority interest.....................................     108,565     108,374
Partners' capital.....................................  30,969,503  31,216,398
                                                       ----------- -----------
                                                       $32,029,983 $32,258,296
                                                       =========== ===========



                See accompanying notes to financial statements.

                           CNL INCOME FUND VIII, LTD.
                        (A Florida Limited Partnership)

                         CONDENSED STATEMENTS OF INCOME

                                    Quarter Ended         Nine Months Ended
                                    September 30,           September 30,
                                ----------------------  ----------------------
                                   1998        1997        1998        1997
                                ----------  ----------  ----------  ----------
Revenues:
  Rental income from operating
   leases ....................  $  478,742  $  452,867  $1,389,490  $1,354,475
  Earned income from direct
   financing leases ..........     258,348     302,203     855,788     910,525
  Contingent rental income....         --        2,547      21,033      34,487
  Interest and other income...      66,175      60,005     201,501     181,801
                                ----------  ----------  ----------  ----------
                                   803,265     817,622   2,467,812   2,481,288
                                ----------  ----------  ----------  ----------
Expenses:
  General operating and
   administrative ............      40,683      33,808     116,775     103,897
  Professional services.......       4,248       4,632      16,611      15,042
  State and other taxes.......         --          --        5,372       5,081
  Depreciation and
   amortization...............      67,445      52,243     171,930     156,728
                                ----------  ----------  ----------  ----------
                                   112,376      90,683     310,688     280,748
                                ----------  ----------  ----------  ----------
Income Before Minority
 Interest in Income of
 Consolidated Joint Venture,
 Equity in Earnings of
 Unconsolidated Joint Ventures
 and Gain on Sale of Land.....     690,889     726,939   2,157,124   2,200,540
Minority Interest in Income of
 Consolidated Joint Venture...      (3,412)     (3,436)    (10,123)    (10,266)
Equity in Earnings of
 Unconsolidated Joint
 Ventures.....................      71,177      74,581     210,430     214,372
Gain on Sale of Land..........     108,176         --      108,176         --
                                ----------  ----------  ----------  ----------
Net Income....................  $  866,830  $  798,084  $2,465,607  $2,404,646
                                ==========  ==========  ==========  ==========
Allocation of Net Income:
  General partners............  $    7,586  $    7,981  $   23,574  $   24,046
  Limited partners............     859,244     790,103   2,442,033   2,380,600
                                ==========  ==========  ==========  ==========
                                $  866,830  $  798,084  $2,465,607  $2,404,646
                                ==========  ==========  ==========  ==========
Net Income Per Limited Partner
 Unit.........................  $    0.025  $    0.023  $    0.070  $    0.068
                                ==========  ==========  ==========  ==========
Weighted Average Number of
 Limited Partner Units
 Outstanding..................  35,000,000  35,000,000  35,000,000  35,000,000
                                ==========  ==========  ==========  ==========


                See accompanying notes to financial statements.

                           CNL INCOME FUND VIII, LTD.
                        (A Florida Limited Partnership)

                   CONDENSED STATEMENTS OF PARTNERS' CAPITAL

                                                      Nine Months
                                                         Ended     Year Ended
                                                       September    December
                                                       30, 1998     31, 1997
                                                      -----------  -----------
General partners:
  Beginning balance.................................. $   226,441  $   194,025
  Net income.........................................      23,574       32,416
                                                      -----------  -----------
                                                          250,015      226,441
                                                      -----------  -----------
Limited partners:
  Beginning balance..................................  30,989,957   30,930,809
  Net income.........................................   2,442,033    3,209,151
  Distributions ($0.078 and $0.090 per limited
   partner unit, respectively).......................  (2,712,502)  (3,150,003)
                                                      -----------  -----------
                                                       30,719,488   30,989,957
                                                      -----------  -----------
Total partners' capital.............................. $30,969,503  $31,216,398
                                                      ===========  ===========


                See accompanying notes to financial statements.

                           CNL INCOME FUND VIII, LTD.
                        (A Florida Limited Partnership)

                       CONDENSED STATEMENTS OF CASH FLOWS

                                                         Nine Months Ended
                                                           September 30,
                                                      ------------------------
                                                         1998         1997
                                                      -----------  -----------
Increase (Decrease) in Cash and Cash Equivalents:
    Net Cash Provided by Operating Activities........ $ 2,697,992  $ 2,694,116
                                                      -----------  -----------
Cash Flows from Investing Activities:
  Proceeds from sale of land.........................     116,397          --
  Collections on mortgage notes receivable...........      30,554        2,092
                                                      -----------  -----------
    Net cash provided by investing activities........     146,951        2,092
                                                      -----------  -----------
Cash Flows from Financing Activities:
  Distributions to limited partners..................  (2,712,502)  (2,625,001)
  Distributions to holder of minority interest.......      (9,932)     (10,028)
                                                      -----------  -----------
    Net cash used in financing activities............  (2,722,434)  (2,635,029)
                                                      -----------  -----------
Net Increase in Cash and Cash Equivalents............     122,509       61,179
Cash and Cash Equivalents at Beginning of Period.....   1,602,236    1,476,274
                                                      -----------  -----------
Cash and Cash Equivalents at End of Period........... $ 1,724,745  $ 1,537,453
                                                      -----------  -----------
Supplemental Schedule of Non-Cash Investing and
 Financing Activities
  Net investment in direct financing leases
   reclassified to land and building on operating
   leases as a result of lease amendments............ $ 2,064,243  $       --
                                                      -----------  -----------
  Distributions declared and unpaid at end of
   period............................................ $   787,501  $   787,501
                                                      ===========  ===========



                See accompanying notes to financial statements.

                           CNL INCOME FUND VIII, LTD.
                        (A Florida Limited Partnership)

                    NOTES TO CONDENSED FINANCIAL STATEMENTS

           Quarters and Nine Months Ended September 30, 1998 and 1997

1. Basis of Presentation

   The accompanying unaudited condensed financial statements have been prepared in accordance with the instructions to Form 10-Q and do not include all of the information and note disclosures required by generally accepted accounting principles. The financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Operating results for the quarter and nine months ended September 30, 1998, may not be indicative of the results that may be expected for the year ending December 31, 1998. Amounts as of December 31, 1997, included in the financial statements, have been derived from audited financial statements as of that date.

   These unaudited financial statements should be read in conjunction with the financial statements and notes thereto included in CNL Income Fund VIII, Ltd.'s Form 10-K for the year ended December 31, 1997.

   CNL Income Fund VIII, Ltd. (the "Partnership") accounts for its 88 percent interest in Woodway Joint Venture using the consolidation method. Minority interest represents the minority joint venture partner's proportionate share of the equity in the Partnership's consolidated joint venture. All significant intercompany accounts and transactions have been eliminated.

   In May 1998, the Financial Accounting Standards Board reached a consensus in EITF 98-9, entitled "Accounting for Contingent Rent in the Interim Financial Periods." Adoption of this consensus did not have a material effect on the Partnership's financial position or results of operations.

2. Land and Buildings on Operating Leases

   In July 1998, the Partnership received $116,397 as a settlement from the Florida Department of Transportation for a right of way taking relating to a parcel of land on its property in Brooksville, Florida. In connection therewith, the Partnership recognized a gain of $108,176 for financial reporting purposes.

3. Net Investment in Direct Financing Leases

   In August 1998, four of the Partnership's leases were amended. As a result, the Partnership reclassified these leases from direct financing leases to operating leases. In accordance with the Statement of Financial Accounting Standards #13, "Accounting for Leases," the Partnership recorded each of the reclassified leases at the lower of original cost, present fair value, or present carrying amount. No losses on the termination of direct financing leases were recorded for financial reporting purposes.

                       Report of Independent Accountants
To the Partners
CNL Income Fund VIII, Ltd.

   We have audited the accompanying balance sheets of CNL Income Fund VIII, Ltd. (a Florida limited partnership) as of December 31, 1997 and 1996 and the related statements of income, partners' capital and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CNL Income Fund VIII, Ltd. as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.

/s/ Coopers & Lybrand L.L.P.

Orlando, Florida
January 12, 1998

                           CNL INCOME FUND VIII, LTD.
                        (A Florida Limited Partnership)

                                 BALANCE SHEETS

                                                            December 31,
                                                       -----------------------
                                                          1997        1996
                                                       ----------- -----------
                        ASSETS
Land and buildings on operating leases, less
 accumulated depreciation............................. $13,960,232 $14,169,203
Net investment in direct financing leases.............  10,044,975  10,223,225
Investment in joint ventures..........................   2,877,717   2,940,826
Mortgage notes receivable.............................   1,853,386   1,862,262
Cash and cash equivalents.............................   1,602,236   1,476,274
Receivables, less allowance for doubtful accounts of
 $19,228 and $4,775...................................      51,393      25,675
Prepaid expenses......................................       4,357       4,377
Accrued rental income, less allowance for doubtful
 accounts of $4,501 in 1997...........................   1,811,329   1,682,593
Other assets..........................................      52,671      52,671
                                                       ----------- -----------
                                                       $32,258,296 $32,437,106
                                                       =========== ===========
          LIABILITIES AND PARTNERS' CAPITAL
Accounts payable...................................... $     8,359 $     7,693
Escrowed real estate taxes payable....................      24,459      15,138
Distributions payable.................................     787,501   1,050,000
Due to related parties................................      59,649      56,880
Rents paid in advance.................................      53,556      74,502
                                                       ----------- -----------
    Total liabilities.................................     933,524   1,204,213
Minority interest.....................................     108,374     108,059
Partners' capital.....................................  31,216,398  31,124,834
                                                       ----------- -----------
                                                       $32,258,296 $32,437,106
                                                       =========== ===========


                See accompanying notes to financial statements.

                           CNL INCOME FUND VIII, LTD.
                        (A Florida Limited Partnership)

                              STATEMENTS OF INCOME

                                                Year Ended December 31,
                                            ----------------------------------
                                               1997        1996        1995
                                            ----------  ----------  ----------
Revenues:
  Rental income from operating leases.....  $1,804,273  $1,867,968  $1,951,189
  Earned income from direct financing
   leases.................................   1,211,369   1,314,090   1,349,627
  Contingent rental income................      85,735      31,712      59,085
  Interest and other income...............     238,338     127,246      76,445
                                            ----------  ----------  ----------
                                             3,339,715   3,341,016   3,436,346
                                            ----------  ----------  ----------
Expenses:
  General operating and administrative....     140,586     156,177     140,009
  Professional services...................      23,284      27,682      25,927
  State and other taxes...................       5,081       4,757       6,796
  Depreciation and amortization...........     208,971     208,971     217,576
                                            ----------  ----------  ----------
                                               377,922     397,587     390,308
                                            ----------  ----------  ----------
Income Before Minority Interest in Income
 of Consolidated Joint Venture, Equity in
 Earnings of Unconsolidated Joint Ventures
 and Gain (Loss) on Sale of Land and
 Buildings................................   2,961,793   2,943,429   3,046,038
Minority Interest in Income of
 Consolidated Joint Venture...............     (13,706)    (13,906)    (14,142)
Equity in Earnings of Unconsolidated Joint
 Ventures.................................     293,480     266,500     244,933
Gain (Loss) on Sale of Land and
 Buildings................................         --      (99,031)     59,926
                                            ----------  ----------  ----------
Net Income................................  $3,241,567  $3,096,992  $3,336,755
                                            ==========  ==========  ==========
Allocation of Net Income:
  General partners........................  $   32,416  $   31,413  $   32,714
  Limited partners........................   3,209,151   3,065,579   3,304,041
                                            ----------  ----------  ----------
                                            $3,241,567  $3,096,992  $3,336,755
                                            ==========  ==========  ==========
Net Income Per Limited Partner Unit.......  $    0.092  $    0.088  $    0.094
                                            ==========  ==========  ==========
Weighted Average Number of Limited Partner
 Units Outstanding........................  35,000,000  35,000,000  35,000,000
                                            ==========  ==========  ==========

                See accompanying notes to financial statements.

                           CNL INCOME FUND VIII, LTD.
                        (A Florida Limited Partnership)

                        STATEMENTS OF PARTNERS' CAPITAL

                  Years Ended December 31, 1997, 1996 and 1995

                             General Partners                       Limited Partners
                         ------------------------- ----------------------------------------------------
                                       Accumulated                              Accumulated Syndication
                         Contributions  Earnings   Contributions Distributions   Earnings      Costs        Total
                         ------------- ----------- ------------- -------------  ----------- -----------  -----------
Balance, December 31,
 1994...................    $1,000      $128,898    $35,000,000  $(12,447,136)  $12,760,827 $(4,015,000) $31,428,589
 Distributions to
  limited partners
  ($0.095 per limited
  partner unit).........       --            --             --     (3,325,002)          --          --    (3,325,002)
 Net income.............       --         32,714            --            --      3,304,041         --     3,336,755
                            ------      --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1995...................     1,000       161,612     35,000,000   (15,772,138)   16,064,868  (4,015,000)  31,440,342
 Distributions to
  limited partners
  ($0.098 per limited
  partner unit).........       --            --             --     (3,412,500)          --          --    (3,412,500)
 Net income.............       --         31,413            --            --      3,065,579         --     3,096,992
                            ------      --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1996...................     1,000       193,025     35,000,000   (19,184,638)   19,130,447  (4,015,000)  31,124,834
 Distributions to
  limited partners
  ($0.090 per limited
  partner unit).........       --            --             --     (3,150,003)          --          --    (3,150,003)
 Net income.............       --         32,416            --            --      3,209,151         --     3,241,567
                            ------      --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1997...................    $1,000      $225,441    $35,000,000  $(22,334,641)  $22,339,598 $(4,015,000) $31,216,398
                            ======      ========    ===========  ============   =========== ===========  ===========


                See accompanying notes to financial statements.

                           CNL INCOME FUND VIII, LTD.
                        (A Florida Limited Partnership)

                            STATEMENTS OF CASH FLOWS

                                                Year Ended December 31,
                                          -------------------------------------
                                             1997         1996         1995
                                          -----------  -----------  -----------
Increase (Decrease) in Cash and Cash
 Equivalents:
 Cash Flows from Operating Activities:
 Cash received from tenants.............  $ 3,114,439  $ 3,222,903  $ 3,074,333
 Distributions from unconsolidated joint
  ventures..............................      356,589      323,531      295,114
 Cash paid for expenses.................     (163,215)    (194,218)    (170,074)
 Interest received......................      235,243      110,452       64,312
                                          -----------  -----------  -----------
  Net cash provided by operating
  activities............................    3,543,056    3,462,668    3,263,685
                                          -----------  -----------  -----------
Cash Flows from Investing Activities:
 Proceeds from sale of land and
  buildings.............................          --           --     1,184,865
 Additions to land and buildings on
  operating leases......................          --        (1,135)    (397,291)
 Investment in direct financing leases..          --        (1,326)    (550,911)
 Investment in joint venture............          --      (234,059)         --
 Collections on mortgage notes
  receivable............................        8,799        2,557          --
 Other..................................          --       (34,793)         --
                                          -----------  -----------  -----------
  Net cash provided by (used in)
  investing activities..................        8,799     (268,756)     236,663
                                          -----------  -----------  -----------
Cash Flows from Financing Activities:
 Distributions to limited partners......   (3,412,502)  (3,325,000)  (3,307,502)
 Distributions to holder of minority
  interest..............................      (13,391)     (13,503)     (11,526)
                                          -----------  -----------  -----------
 Net cash used in financing activities..   (3,425,893)  (3,338,503)  (3,319,028)
                                          -----------  -----------  -----------
Net Increase (Decrease) in Cash and Cash
 Equivalents............................      125,962     (144,591)     181,320
Cash and Cash Equivalents at Beginning
 of Year................................    1,476,274    1,620,865    1,439,545
                                          -----------  -----------  -----------
Cash and Cash Equivalents at End of
 Year...................................  $ 1,602,236  $ 1,476,274  $ 1,620,865
                                          ===========  ===========  ===========
Reconciliation of Net Income to Net Cash
 Provided by Operating Activities:
 Net income.............................  $ 3,241,567  $ 3,096,992  $ 3,336,755
                                          -----------  -----------  -----------
Adjustments to reconcile net income to
 net cash provided by operating
 activities:
 Depreciation...........................      208,971      208,971      216,295
 Amortization...........................          --           --         1,281
 Minority interest in income of
  consolidated joint venture............       13,706       13,906       14,142
 Equity in earnings of unconsolidated
  joint ventures, net of distributions..       63,109       57,031       50,181
 Loss (gain) on sale of land and
  buildings.............................          --        99,031      (59,926)
 Decrease (increase) in receivables.....      (25,641)         429       16,572
 Decrease (increase) in prepaid
  expenses..............................           20       (1,465)      (2,912)
 Decrease in net investment in direct
  financing leases......................      178,250      157,194      122,052
 Increase in accrued rental income......     (128,736)    (219,757)    (342,862)
 Increase (decrease) in accounts payable
  and accrued expenses..................        9,987       12,203      (15,650)
 Increase (decrease) in due to related
  parties...............................        2,769       (4,505)       6,335
 Increase (decrease) in rents paid in
  advance...............................      (20,946)      42,638      (78,578)
                                          -----------  -----------  -----------
  Total adjustments.....................      301,489      365,676      (73,070)
                                          -----------  -----------  -----------
Net Cash Provided by Operating
 Activities.............................  $ 3,543,056  $ 3,462,668  $ 3,263,685
                                          ===========  ===========  ===========
Supplemental Schedule of Non-Cash
 Investing and Financing Activities:
 Mortgage notes accepted in exchange for
  sale of land and buildings............  $       --   $ 1,375,000  $   460,000
                                          ===========  ===========  ===========
 Distributions declared and unpaid at
  December 31...........................  $   787,501  $ 1,050,000  $   962,500
                                          ===========  ===========  ===========

                See accompanying notes to financial statements.

                           CNL INCOME FUND VIII, LTD.
                        (A Florida Limited Partnership)

                         NOTES TO FINANCIAL STATEMENTS

                  Years Ended December 31, 1997, 1996 and 1995

1. Significant Accounting Policies

   Organization and Nature of Business--CNL Income Fund VIII, Ltd. (the "Partnership") is a Florida limited partnership that was organized for the purpose of acquiring both newly constructed and existing restaurant properties, as well as properties upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food and family-style restaurant chains.

   The general partners of the Partnership are CNL Realty Corporation (the "Corporate General Partner"), James M. Seneff, Jr. and Robert A. Bourne. Mr. Seneff and Mr. Bourne are also 50 percent shareholders of the Corporate General Partner. The general partners have responsibility for managing the day-to-day operations of the Partnership.

   Real Estate and Lease Accounting--The Partnership records the acquisition of land and buildings at cost, including acquisition and closing costs. Land and buildings are leased to unrelated third parties on a triple-net basis, whereby the tenant is generally responsible for all operating expenses relating to the property, including property taxes, insurance, maintenance and repairs. The leases are accounted for using either the direct financing or the operating method. Such methods are described below:

     Direct financing method--The leases accounted for using the direct financing method are recorded at their net investment (which at the inception of the lease generally represents the cost of the asset) (Note 4). Unearned income is deferred and amortized to income over the lease terms so as to produce a constant periodic rate of return on the Partnership's investment in the leases.

     Operating method--Land and building leases accounted for using the operating method are recorded at cost, revenue is recognized as rentals are earned and depreciation is charged to operations as incurred. Buildings are depreciated on the straight-line method over their estimated useful lives of 30 years. When scheduled rentals vary during the lease term, income is recognized on a straight-line basis so as to produce a constant periodic rent over the lease term commencing on the date the property is placed in service.

     Accrued rental income represents the aggregate amount of income recognized on a straight-line basis in excess of scheduled rental payments to date.

   When the properties are sold, the related cost and accumulated depreciation for operating leases and the net investment for direct financing leases, plus any accrued rental income, are removed from the accounts and gains or losses from sales are reflected in income. The general partners of the Partnership review the properties for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through operations. The general partners determine whether an impairment in value has occurred by comparing the estimated future undercounted cash flows, including the residual value of the property, with the carrying cost of the individual property. If an impairment is indicated, the assets are adjusted to their fair value.

   When the collection of amounts recorded as rental or other income is considered to be doubtful, an adjustment is made to increase the allowance for doubtful accounts, which is netted against receivables, and to decrease rental or other income or increase bad debt expense for the current period, although the Partnership continues to pursue collection of such amounts. If amounts are subsequently determined to be uncorrectable, the corresponding receivable and the allowance for doubtful accounts are decreased accordingly.

   Investment in Joint Ventures--The Partnership accounts for its 88 percent interest in Woodway Joint Venture using the consolidation method. Minority interest represents the minority joint venture partner's

                           CNL INCOME FUND VIII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

proportionate share of the equity in the Partnership's consolidated joint venture. All significant intercompany accounts and transactions have been eliminated.

   The Partnership's investments in Asheville Joint Venture, CNL Restaurant Investments II and Middleburg Joint Venture are accounted for using the equity method since the Partnership shares control with affiliates which have the same general partners.

   Cash and Cash Equivalents--The Partnership considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents consist of demand deposits at commercial banks and money market funds (some of which are backed by government securities). Cash equivalents are stated at cost plus accrued interest, which approximates market value.

   Cash accounts maintained on behalf of the Partnership in demand deposits at commercial banks and money market funds may exceed federally insured levels; however, the Partnership has not experienced any losses in such accounts. The Partnership limits investment of temporary cash investments to financial institutions with high credit standing; therefore, the Partnership believes it is not exposed to any significant credit risk on cash and cash equivalents.

   Income Taxes--Under Section 701 of the Internal Revenue Code, all income, expenses and tax credit items flow through to the partners for tax purposes. Therefore, no provision for federal income taxes is provided in the accompanying financial statements. The Partnership is subject to certain state taxes on its income and property.

   Additionally, for tax purposes, syndication costs are included in Partnership equity and in the basis of each partner's investment. For financial reporting purposes, syndication costs are netted against partner's capital and represent a reduction of Partnership equity and a reduction in the basis of each partner's investment.

   Use of Estimates--The general partners of the Partnership have made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. The more significant areas requiring the use of management estimates relate to the allowance for doubtful accounts and future cash flows associated with long-lived assets. Actual results could differ from those estimates.

2. Leases

   The Partnership leases its land and buildings primarily to operators of national and regional fast-food and family-style restaurants. The leases are accounted for under the provisions of Statement of Financial Accounting Standards No. 13, "Accounting for Leases." Some of the leases have been classified as operating leases and some of the leases have been classified as direct financing leases. For property leases classified as direct financing leases, the building portions of the majority of property leases are accounted for as direct financing leases while the land portions of these leases are accounted for as operating leases. Substantially all leases are for 15 to 20 years and provide for minimum and contingent rentals. In addition, the tenant pays all property taxes and assessments, fully maintains the interior and exterior of the building and carries insurance coverage for public liability, property damage, fire and extended coverage. The lease options generally allow tenants to renew the leases for two to four successive five-year periods subject to the same terms and conditions of the initial lease. Most leases also allow the tenant to purchase the property at fair market value after a specified portion of the lease has elapsed.

                           CNL INCOME FUND VIII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)


3. Land and Buildings on Operating Leases

   Land and buildings on operating leases consisted of the following at December 31:

                                                          1997         1996
                                                       -----------  -----------
   Land............................................... $ 9,167,336  $ 9,167,336
   Buildings..........................................   6,231,430    6,231,430
                                                       -----------  -----------
                                                        15,398,766   15,398,766
   Less accumulated depreciation......................  (1,438,534)  (1,229,563)
                                                       -----------  -----------
                                                       $13,960,232  $14,169,203
                                                       ===========  ===========

   In October 1996, the Partnership sold its property in Orlando, Florida, to the tenant for $1,375,000 and accepted the sales proceeds in the form of a promissory note (Note 6). This property was originally acquired by the Partnership in December 1990 and had a cost of approximately $1,177,000, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the property for approximately $198,000 in excess of its original purchase price. Due to the fact that the Partnership had recognized accrued rental income since the inception of the lease relating to the straight lining of future scheduled rent increases in accordance with generally accepted accounting principles, the Partnership wrote off the cumulative balance of such accrued rental income at the time of the sale of this property, resulting in a loss of $99,031 for financial reporting purposes. Due to the fact that the straight lining of future rent increases over the term of the lease is a non-cash accounting adjustment, the write off of these amounts is a loss for financial statement purposes only.

   Some leases provide for escalating guaranteed minimum rents throughout the lease terms. Income from these scheduled rent increases is recognized on a straight-line basis over the terms of the leases. For the years ended December 31, 1997, 1996 and 1995, the Partnership recognized $128,736, $219,757 and
$342,862, respectively, of such rental income.

   The following is a schedule of the future minimum lease payments to be received on noncancellable operating leases at December 31, 1997:

   1998............................................................. $ 1,704,859
   1999.............................................................   1,704,859
   2000.............................................................   1,735,498
   2001.............................................................   1,825,526
   2002.............................................................   1,871,537
   Thereafter.......................................................  12,996,507
                                                                     -----------
                                                                     $21,838,786
                                                                     ===========

   Since lease renewal periods are exercisable at the option of the tenant, the above table only presents future minimum lease payments due during the initial lease terms. In addition, this table does not include any amounts for future contingent rentals which may be received on the leases based on a percentage of the tenant's gross sales.

                           CNL INCOME FUND VIII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)


4. Net Investment in Direct Financing Leases

   The following lists the components of the net investment in direct financing leases at December 31:

                                                         1997          1996
                                                     ------------  ------------
   Minimum lease payments receivable................ $ 18,939,788  $ 20,329,407
   Estimated residual values........................    3,040,615     3,040,615
   Less unearned income.............................  (11,935,428)  (13,146,797)
                                                     ------------  ------------
   Net investment in direct financing leases........ $ 10,044,975  $ 10,223,225
                                                     ============  ============

   In October 1996, the Partnership sold its property in Orlando, Florida, for which the building portion had been classified as a direct financing lease. In connection therewith, the gross investment (minimum lease payments receivable and estimated residual values) and unearned income relating to this property was removed from the accounts and the loss from the sale relating to the land portion of the property was reflected in income (Note 3).

   The following is a schedule of future minimum lease payments to be received on direct financing leases at December 31, 1997:

   1998............................................................. $ 1,389,622
   1999.............................................................   1,389,622
   2000.............................................................   1,389,622
   2001.............................................................   1,413,128
   2002.............................................................   1,424,842
   Thereafter.......................................................  11,932,952
                                                                     -----------
                                                                     $18,939,788
                                                                     ===========

   The above table does not include future minimum lease payments for renewal periods or for contingent rental payments that may become due in future periods (see Note 3).

5. Investment in Joint Ventures

   The Partnership has an 86 percent and a 37 percent interest in the profits and losses of Asheville Joint Venture and CNL Restaurant Investments II, respectively. The remaining interests in these joint ventures are held by affiliates of the Partnership which have the same general partners.

   In May 1996, the Partnership entered into a joint venture arrangement, Middleburg Joint Venture, with an affiliate of the Partnership which has the same general partners to hold one restaurant property. In connection therewith, the Partnership contributed $234,059 to the joint venture and has a 12 percent interest in the profits and losses of the joint venture.

                           CNL INCOME FUND VIII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)


   Asheville Joint Venture and Middleburg Joint Venture each own and lease one property, and CNL Restaurant Investments II owns and leases six properties to an operator of national fast-food or family-style restaurants. The following presents the joint ventures' combined, condensed financial information at December 31:

                                                           1997       1996
                                                        ---------- ----------
   Land and buildings on operating leases, less
    accumulated depreciation........................... $6,487,210 $6,654,361
   Net investment in direct financing lease............  1,335,223  1,349,611
   Cash................................................        596      9,859
   Receivables.........................................     14,169     13,840
   Prepaid expenses....................................      1,017        888
   Accrued rental income...............................    128,993     91,074
   Liabilities.........................................        864      9,992
   Partners' capital...................................  7,966,344  8,109,641
   Revenues............................................  1,001,284    862,821
   Net income..........................................    824,576    688,253

   The Partnership recognized income totaling $293,480, $266,500 and $244,933 for the years ended December 31, 1997, 1996 and 1995, respectively, from these joint ventures.

6. Mortgage Notes Receivable

   As of December 31, 1995, the Partnership had accepted two promissory notes in the principal sum totaling $460,000, in connection with the sale of two of its properties in Jacksonville, Florida. The promissory notes, which are collateralized by mortgages on the properties, bear interest at a rate of ten percent per annum, and are being collected in 119 equal monthly installments of $2,106 and $1,931, with balloon payments of $218,252 and $200,324, respectively, due in December 2005.

   In addition, in connection with the sale in 1996 of its property in Orlando, Florida, the Partnership accepted a promissory note in the principal sum of $1,388,568, representing the gross sales price of $1,375,000 plus tenant closing costs of $13,568 that the Partnership financed on behalf of the tenant. The promissory note bears interest at a rate of 10.75% per annum, is collateralized by a mortgage on the property and is being collected in 12 monthly installments of interest only, in 24 monthly installments of $15,413 consisting of principal and interest, and thereafter in 144 monthly installments of $16,220 consisting of principal and interest.

   The mortgage notes receivable consisted of the following at December 31:

                                                             1997       1996
                                                          ---------- ----------
   Principal balance..................................... $1,837,212 $1,846,011
   Accrued interest receivable...........................     16,174     16,251
                                                          ---------- ----------
                                                          $1,853,386 $1,862,262
                                                          ========== ==========

   The general partners believe that the estimated fair value of mortgage notes receivable at December 31, 1997 and 1996, approximated the outstanding principal amount based on estimated current rates at which similar loans would be made to borrowers with similar credit and for similar maturities.

7. Allocations and Distributions

   Generally, all net income and net losses of the Partnership, excluding gains and losses from the sale of properties, are allocated 99 percent to the limited partners and one percent to the general partners. Distributions

                           CNL INCOME FUND VIII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

of net cash flow are made 99 percent to the limited partners and one percent to the general partners; provided, however, that the one percent of net cash flow to be distributed to the general partners is subordinated to receipt by the limited partners of an aggregate, ten percent, cumulative, noncompounded annual return on their adjusted capital contributions (the "10% Preferred Return").

   Generally, net sales proceeds from the sale of properties, to the extent distributed, will be distributed first to the limited partners in an amount sufficient to provide them with their 10% Preferred Return, plus the return of their adjusted capital contributions. The general partners will then receive, to the extent previously subordinated and unpaid, a one percent interest in all prior distributions of net cash flow and a return of their capital contributions. Any remaining sales proceeds will be distributed 95 percent to the limited partners and five percent to the general partners.

   Any gain from the sale of a property is, in general, allocated in the same manner as net sales proceeds are distributable. Any loss from the sale of a property is, in general, allocated first, on a pro rata basis, to partners with positive balances in their capital accounts; thereafter, 95 percent to the limited partners and five percent to the general partners.

   During the years ended December 31, 1997, 1996 and 1995, the Partnership declared distributions to the limited partners of $3,150,003, $3,412,500 and $3,325,002, respectively. No distributions have been made to the general partners to date.

8. Income Taxes

   The following is a reconciliation of net income for financial reporting purposes to net income for federal income tax purposes for the years ended December 31:

                                               1997        1996        1995
                                            ----------  ----------  ----------
   Net income for financial reporting
    purposes..............................  $3,241,567  $3,096,992  $3,336,755
   Depreciation for tax reporting purposes
    in excess of depreciation for
    financial reporting purposes..........    (204,419)   (219,372)   (219,653)
   Direct financing leases recorded as
    operating leases for tax reporting
    purposes..............................     178,250     157,197     122,052
   Allowance for doubtful accounts........      18,954     (23,716)      8,067
   Accrued rental income..................    (133,237)   (219,757)   (342,862)
   Rents paid in advance..................     (21,446)     42,637     (70,010)
   Gain or loss on sale of land and
    buildings for tax reporting purposes
    in excess of gain or loss for
    financial reporting purposes..........         670      99,031     161,548
   Equity in earnings of unconsolidated
    joint ventures for tax reporting
    purposes in excess of (less than)
    equity in earnings of unconsolidated
    joint ventures for financial reporting
    purposes..............................      (2,987)     13,320      (4,016)
   Minority interest in timing differences
    of consolidated joint venture.........       1,571       1,677       2,783
                                            ----------  ----------  ----------
   Net income for federal income tax
    purposes..............................  $3,078,923  $2,948,009  $2,994,664
                                            ==========  ==========  ==========

                           CNL INCOME FUND VIII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)


9. Related Party Transactions

   One of the individual general partners, James M. Seneff, Jr., is one of the principal shareholders of CNL Group, Inc., the parent company of CNL Fund Advisors, Inc. The other individual general partner, Robert A. Bourne, served as president of CNL Fund Advisors, Inc. through October 1997. CNL Income Fund Advisors, Inc. was a wholly owned subsidiary of CNL Group, Inc. until its merger, effective January 1, 1996, with CNL Fund Advisors, Inc. During the years ended December 31, 1997, 1996 and 1995, CNL Income Fund Advisors, Inc. and CNL Fund Advisors, Inc. (hereinafter referred to collectively as the "Affiliates") each performed certain services for the Partnership, as described below.

   During the years ended December 31, 1997, 1996 and 1995, certain Affiliates acted as manager of the Partnership's properties pursuant to a management agreement with the Partnership. In connection therewith, the Partnership agreed to pay Affiliates an annual, noncumulative, subordinated management fee of one percent of the sum of gross revenues from properties wholly owned by the Partnership and the Partnership's allocable share of gross revenues from joint ventures, but not in excess of competitive fees for comparable services. These fees will be incurred and will be payable only after the limited partners receive their 10% Preferred Return. Due to the fact that these fees are noncumulative, if the limited partners do not receive their 10% Preferred Return in any particular year, no management fees will be due or payable for such year. As a result of such threshold, no management fees were incurred during the years ended December 31, 1997, 1996 and 1995.

   Certain Affiliates are also entitled to receive a deferred, subordinated real estate disposition fee, payable upon the sale of one or more properties based on the lesser of one-half of a competitive real estate commission or three percent of the sales price if the Affiliates provide a substantial amount of services in connection with the sale. However, if the net sales proceeds are reinvested in a replacement property, no such real estate disposition fees will be incurred until such replacement property is sold and the net sales proceeds are distributed. The payment of the real estate disposition fee is subordinated to receipt by the limited partners of their aggregate 10% Preferred Return, plus their adjusted capital contributions. During the years ended December 31, 1996 and 1995, the Partnership incurred $41,250 and $13,800, respectively, in deferred, subordinated real estate disposition fees as the result of the sales of the property in Orlando, Florida, and two properties in Jacksonville, Florida. No deferred, subordinated real estate disposition fees were incurred for the year ended December 1997.

   During the years ended December 31, 1997, 1996 and 1995, Affiliates provided accounting and administrative services to the Partnership on a day-to-day basis. The Partnership incurred $80,461, $89,317 and $73,365 for the years ended December 31, 1997, 1996 and 1995, respectively, for such services.

   The due to related parties consisted of the following at December 31:

                                                                 1997    1996
                                                                ------- -------
   Due to Affiliates:
   Accounting and administrative services...................... $ 4,599 $ 1,830
   Deferred, subordinated real estate disposition fee..........  55,050  55,050
                                                                ------- -------
                                                                $59,649 $56,880
                                                                ======= =======

                           CNL INCOME FUND VIII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)


10. Concentration of Credit Risk

   The following schedule presents total rental and earned income from individual lessees, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of total rental and earned income from the unconsolidated joint ventures) for at least one of the years ended December 31:

                                                      1997     1996     1995
                                                    -------- -------- --------
   Golden Corral Corporation....................... $706,839 $663,889 $663,943
   Restaurant Management Services, Inc. ...........  531,110  533,990  525,260
   Carrols Corporation.............................  523,517  526,034  532,990
   Flagstar Enterprises, Inc. and Quincy's
   Restaurants, Inc. ..............................  232,876  356,720  363,335

   In addition, the following schedule presents total rental and earned income from individual restaurant chains, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of total rental and earned income from the unconsolidated joint ventures), for at least one of the years ended December 31:

                                                      1997      1996     1995
                                                   ---------- -------- --------
   Burger King.................................... $1,003,419 $989,480 $987,871
   Golden Corral Family Steakhouse Restaurants....    735,949  681,042  663,943
   Shoney's.......................................    607,054  609,072  526,649

   Although the Partnership's properties are geographically diverse throughout the United States and the Partnership's lessees operate a variety of restaurant concepts, default by any one of these lessees or restaurant chains could significantly impact the results of operations of the Partnership. However, the general partners believe that the risk of such a default is reduced due to the essential or important nature of these Properties for the on-going operations of the lessees.

                            CNL INCOME FUND IX, LTD.

                              FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                                           Page
                                                                           -----
Condensed Balance Sheets as of September 30, 1998 and December 31, 1997..  F-241
Condensed Statements of Income for the Quarters and Nine Months Ended
 September 30, 1998 and 1997.............................................  F-242
Condensed Statements of Partner's Capital for the Nine Months Ended
 September 30, 1998 and for the Year Ended December 31, 1997.............  F-243
Condensed Statements of Cash Flows for the Nine Months Ended September
 30, 1998 and 1997.......................................................  F-244
Notes to Condensed Financial Statements for the Quarters and Nine Months
 Ended September 30, 1998 and 1997.......................................  F-245
Report of Independent Accountants........................................  F-246
Balance Sheets as of December 31, 1997 and 1996..........................  F-247
Statements of Income for the Years Ended December 31, 1997, 1996 and
 1995....................................................................  F-248
Statements of Partner's Capital for the Years Ended December 31, 1997,
 1996 and 1995...........................................................  F-249
Statements of Cash Flows for the Years Ended December 31, 1997, 1996 and
 1995....................................................................  F-250
Notes to Financial Statements for the Years Ended December 31, 1997, 1996
 and 1995................................................................  F-251

                            CNL INCOME FUND IX, LTD.
                        (A Florida Limited Partnership)

                            CONDENSED BALANCE SHEETS

                                                      September 30, December 31,
                                                          1998          1997
                                                      ------------- ------------
                       ASSETS
Land and buildings on operating leases, less
 accumulated depreciation of $1,694,248 and
 $1,497,770.........................................   $15,043,968  $14,163,111
Net investment in direct financing leases...........     6,311,643    7,482,757
Investment in joint ventures........................     6,497,278    6,619,364
Cash and cash equivalents...........................     1,279,526    1,250,388
Receivables, less allowance for doubtful accounts of
 $261,045 and $108,316..............................        10,491       96,134
Prepaid expenses....................................         6,854        3,924
Lease costs, less accumulated amortization of $1,202
 and $77............................................        13,798       14,923
Accrued rental income...............................     1,241,786    1,465,820
                                                       -----------  -----------
                                                       $30,405,344  $31,096,421
                                                       ===========  ===========
         LIABILITIES AND PARTNERS' CAPITAL
Accounts payable....................................   $       888  $     4,490
Accrued and escrowed real estate taxes payable......        28,221       45,591
Distributions payable...............................       787,501      787,501
Due to related parties..............................         4,463        4,619
Rents paid in advance and deposits..................       120,771      106,996
                                                       -----------  -----------
  Total liabilities.................................       941,844      949,197
                                                       -----------  -----------
Partners' capital...................................    29,463,500   30,147,224
                                                       -----------  -----------
                                                       $30,405,344  $31,096,421
                                                       ===========  ===========



                See accompanying notes to financial statements.

                            CNL INCOME FUND IX, LTD.
                        (A Florida Limited Partnership)

                         CONDENSED STATEMENTS OF INCOME

                                        Quarter Ended       Nine Months Ended
                                        September 30,         September 30,
                                     -------------------- ----------------------
                                       1998       1997       1998        1997
                                     ---------  --------- ----------  ----------
Revenues:
  Rental income from operating
   leases..........................  $ 455,811  $ 426,942 $1,308,630  $1,306,829
  Adjustments to accrued rental
   income..........................     (4,600)       --    (272,200)        --
  Earned income from direct
   financing leases................    209,650    188,483    551,913     611,594
  Contingent rental income.........        943     20,436     42,604      50,263
  Interest and other income........     11,871      9,045     39,539      38,638
                                     ---------  --------- ----------  ----------
                                       673,675    644,906  1,670,486   2,007,324
Expenses:
  General operating and
   administrative..................     41,132     40,746    112,211     111,993
  Bad debt expense.................      4,148        --       9,281      21,000
  Professional services............      6,141      5,359     20,883      16,490
  Real estate taxes................        --       4,063        --       23,191
  State and other taxes............        --         --      14,337      11,127
  Depreciation and amortization....     71,113     62,870    197,603     188,612
                                     ---------  --------- ----------  ----------
                                       122,534    113,038    354,315     372,413
Income Before Equity in Earnings of
 Joint Ventures and Gain on Sale of
 Land and Building.................    551,141    531,868  1,316,171   1,634,911
Equity in Earnings of Joint
 Ventures..........................    155,940    148,487    432,608     373,525
Gain on Sale of Land and Building..        --         --         --      199,643
                                     ---------  --------- ----------  ----------
Net Income.........................  $ 707,081  $ 680,355 $1,748,779  $2,208,079
                                     =========  ========= ==========  ==========
Allocation of Net Income:
  General partners.................  $   7,071  $   6,803 $   17,488  $   20,084
  Limited partners.................    700,010    673,552  1,731,291   2,187,995
                                     ---------  --------- ----------  ----------
                                     $ 707,081  $ 680,355 $1,748,779  $2,208,079
                                     =========  ========= ==========  ==========
Net Income Per Limited Partner
 Unit..............................  $    0.20  $    0.19 $     0.49  $     0.63
                                     =========  ========= ==========  ==========
Weighted Average Number of Limited
 Partner Units Outstanding.........  3,500,000  3,500,000  3,500,000   3,500,000
                                     =========  ========= ==========  ==========


                See accompanying notes to financial statements.

                            CNL INCOME FUND IX, LTD.
                        (A Florida Limited Partnership)

                   CONDENSED STATEMENTS OF PARTNERS' CAPITAL

                                                 Nine Months Ended  Year Ended
                                                   September 30,   December 31,
                                                       1998            1997
                                                 ----------------- ------------
General partners:
  Beginning balance.............................    $   190,772    $   163,392
  Net income....................................         17,488         27,380
                                                    -----------    -----------
                                                        208,260        190,772
                                                    -----------    -----------
Limited partners:
  Beginning balance.............................     29,956,452     30,196,204
  Net income....................................      1,731,291      2,910,252
  Distributions ($0.70 and $0.90 per limited
   partner unit, respectively)..................     (2,432,503)    (3,150,004)
                                                    -----------    -----------
                                                     29,255,240     29,956,452
                                                    -----------    -----------
Total partners' capital.........................    $29,463,500    $30,147,224
                                                    ===========    ===========




                See accompanying notes to financial statements.

                            CNL INCOME FUND IX, LTD.
                        (A Florida Limited Partnership)

                       CONDENSED STATEMENTS OF CASH FLOWS

                                                         Nine Months Ended
                                                           September 30,
                                                      ------------------------
                                                         1998         1997
                                                      -----------  -----------
Increase (Decrease) in Cash and Cash Equivalents:
  Net Cash Provided by Operating Activities.......... $ 2,461,641  $ 2,363,892
                                                      -----------  -----------
  Cash Flows from Investing Activities:
    Proceeds from sale of land and building..........         --     1,053,571
    Investment in joint venture......................         --    (1,049,762)
                                                      -----------  -----------
      Net cash provided by investing activities......         --         3,809
                                                      -----------  -----------
  Cash Flows from Financing Activities:
    Distributions to limited partners................  (2,432,503)  (2,397,502)
                                                      -----------  -----------
      Net cash used in financing activities..........  (2,432,503)  (2,397,502)
                                                      -----------  -----------
Net Increase (Decrease) in Cash and Cash
 Equivalents.........................................      29,138      (29,801)
Cash and Cash Equivalents at Beginning of Period.....   1,250,388    1,288,618
                                                      -----------  -----------
Cash and Cash Equivalents at End of Period........... $ 1,279,526  $ 1,258,817
                                                      ===========  ===========
Supplemental Schedule of Non-Cash Investing and
 Financing Activities
  Net investment in direct financing leases
   reclassified to land and building on operating
   leases due to lease amendments.................... $ 1,077,335  $       --
                                                      ===========  ===========
  Distributions declared and unpaid at end of
   period............................................ $   787,501  $   787,501
                                                      ===========  ===========



                See accompanying notes to financial statements.

                            CNL INCOME FUND IX, LTD.
                        (A Florida Limited Partnership)

                    NOTES TO CONDENSED FINANCIAL STATEMENTS

           Quarters and Nine Months Ended September 30, 1998 and 1997

1. Basis of Presentation

   The accompanying unaudited condensed financial statements have been prepared in accordance with the instructions to Form 10-Q and do not include all of the information and note disclosures required by generally accepted accounting principles. The financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Operating results for the quarter and nine months ended September 30, 1998, may not be indicative of the results that may be expected for the year ending December 31, 1998. Amounts as of December 31, 1997, included in the financial statements, have been derived from audited financial statements as of that date.

   These unaudited financial statements should be read in conjunction with the financial statements and notes thereto included in Form 10-K of CNL Income Fund IX, Ltd. (the "Partnership") for the year ended December 31, 1997.

   In May 1998, the Financial Accounting Standards Board reached a consensus in EITF 98-9, entitled "Accounting for Contingent Rent in the Interim Financial Periods." Adoption of this consensus did not have a material effect on the Partnership's financial position or results of operations.

2. Net Investment in Direct Financing Leases

   In August 1998, four of the Partnership's leases were amended. As a result, the Partnership reclassified the direct financing leases to operating leases. In accordance with Statement of Financial Accounting Standards #13, "Accounting for Leases," the Partnership recorded each of the reclassified leases at the lower of original cost, present fair value, or present carrying amount. No loss on termination of direct financing lease was recorded for financial reporting purposes.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Partners
CNL Income Fund IX, Ltd.

   We have audited the accompanying balance sheets of CNL Income Fund IX, Ltd. (a Florida limited partnership) as of December 31, 1997 and 1996 and the related statements of income, partners' capital and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits pro-vide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CNL Income Fund IX, Ltd. as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.

/s/ Coopers & Lybrand L.L.P.

Orlando, Florida
January 12, 1998

                            CNL INCOME FUND IX, LTD.
                        (A Florida Limited Partnership)

                                 BALANCE SHEETS

                                                            December 31,
                                                       -----------------------
                                                          1997        1996
                                                       ----------- -----------
                        ASSETS
Land and buildings on operating leases, less
 accumulated depreciation............................. $14,163,111 $14,797,549
Net investment in direct financing leases.............   7,482,757   7,964,985
Investment in joint ventures..........................   6,619,364   5,708,555
Cash and cash equivalents.............................   1,250,388   1,288,618
Receivables, less allowance for doubtful accounts of
 $108,316 and $28,983.................................      96,134      75,256
Prepaid expenses......................................       3,924       3,845
Lease costs, less accumulated amortization of $77 in
 1997.................................................      14,923         --
Accrued rental income.................................   1,465,820   1,505,039
                                                       ----------- -----------
                                                       $31,096,421 $31,343,847
                                                       =========== ===========
          LIABILITIES AND PARTNERS' CAPITAL
Accounts payable...................................... $     4,490 $     4,987
Accrued and escrowed real estate taxes payable........      45,591      61,618
Distributions payable.................................     787,501     822,500
Due to related parties................................       4,619       1,405
Rents paid in advance and deposits....................     106,996      93,741
                                                       ----------- -----------
  Total liabilities...................................     949,197     984,251
Partners' capital.....................................  30,147,224  30,359,596
                                                       ----------- -----------
                                                       $31,096,421 $31,343,847
                                                       =========== ===========



                See accompanying notes to financial statements.

                            CNL INCOME FUND IX, LTD.
                        (A Florida Limited Partnership)

                              STATEMENTS OF INCOME

                                                  Year Ended December 31,
                                              --------------------------------
                                                 1997       1996       1995
                                              ---------- ---------- ----------
Revenues:
  Rental income from operating leases........ $1,742,351 $1,854,245 $1,880,854
  Earned income from direct financing
   leases....................................    830,603    917,074    926,254
  Contingent rental income...................     74,867    120,999    110,036
  Interest and other income..................     44,669     51,348     57,209
                                              ---------- ---------- ----------
                                               2,692,490  2,943,666  2,974,353
                                              ---------- ---------- ----------

Expenses:
  General operating and administrative.......    153,175    152,437    130,167
  Professional services......................     24,658     26,610     20,566
  Bad debt expense...........................     21,000        --         --
  Real estate taxes..........................     30,835      9,906     24,837
  State and other taxes......................     11,126      2,775     11,123
  Depreciation and amortization..............    251,560    252,039    253,483
                                              ---------- ---------- ----------
                                                 492,354    443,767    440,176
                                              ---------- ---------- ----------

Income Before Equity in Earnings of Joint
 Ventures and Gain on Sale of Land and
 Building....................................  2,200,136  2,499,899  2,534,177
Equity in Earnings of Joint Ventures.........    537,853    460,400    453,794
Gain on Sale of Land and Building............    199,643        --         --
                                              ---------- ---------- ----------
Net Income................................... $2,937,632 $2,960,299 $2,987,971
                                              ========== ========== ==========

Allocation of Net Income:
  General partners........................... $   27,380 $   29,603 $   29,880
  Limited partners...........................  2,910,252  2,930,696  2,958,091
                                              ---------- ---------- ----------
                                              $2,937,632 $2,960,299 $2,987,971
                                              ========== ========== ==========

Net Income Per Limited Partner Unit.......... $     0.83 $     0.84 $     0.85
                                              ========== ========== ==========
Weighted Average Number of Limited Partner
 Units Outstanding...........................  3,500,000  3,500,000  3,500,000
                                              ========== ========== ==========


                See accompanying notes to financial statements.

                            CNL INCOME FUND IX, LTD.
                        (A Florida Limited Partnership)

                        STATEMENTS OF PARTNERS' CAPITAL

                  Years Ended December 31, 1997, 1996 and 1995

                              General Partners                       Limited Partners
                          ------------------------- ----------------------------------------------------
                                        Accumulated                              Accumulated Syndication
                          Contributions  Earnings   Contributions Distributions   Earnings      Costs        Total
                          ------------- ----------- ------------- -------------  ----------- -----------  -----------
Balance, December 31,
 1994...................     $1,000      $102,909    $35,000,000  $(10,320,575)  $10,188,000 $(4,190,000) $30,781,334
 Distributions to
  limited partners
  ($0.91 per limited
  partner unit).........        --            --             --     (3,185,004)          --          --    (3,185,004)
 Net income.............        --         29,880            --            --      2,958,091         --     2,987,971
                             ------      --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1995...................      1,000       132,789     35,000,000   (13,505,579)   13,146,091  (4,190,000)  30,584,301
 Distributions to
  limited partners
  ($0.91 per limited
  partner unit).........        --            --             --     (3,185,004)          --          --    (3,185,004)
 Net income.............        --         29,603            --            --      2,930,696         --     2,960,299
                             ------      --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1996...................      1,000       162,392     35,000,000   (16,690,583)   16,076,787  (4,190,000)  30,359,596
 Distributions to
  limited partners
  ($0.90 per limited
  partner unit).........        --            --             --     (3,150,004)          --          --    (3,150,004)
 Net income.............        --         27,380            --            --      2,910,252         --     2,937,632
                             ------      --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1997...................     $1,000      $189,772    $35,000,000  $(19,840,587)  $18,987,039 $(4,190,000) $30,147,224
                             ======      ========    ===========  ============   =========== ===========  ===========




                See accompanying notes to financial statements.

                            CNL INCOME FUND IX, LTD.
                        (A Florida Limited Partnership)

                            STATEMENTS OF CASH FLOWS

                                                Year Ended December 31,
                                          -------------------------------------
                                             1997         1996         1995
                                          -----------  -----------  -----------
Increase (Decrease) in Cash and Cash
 Equivalents:
  Cash Flows from Operating Activities:
   Cash received from tenants...........  $ 2,666,373  $ 2,900,048  $ 2,608,733
   Distributions from joint ventures....      676,806      603,833      602,845
   Cash paid for expenses...............     (229,884)    (186,126)    (157,127)
   Interest received....................       44,669       38,485       43,825
                                          -----------  -----------  -----------
     Net cash provided by operating
      activities........................    3,157,964    3,356,240    3,098,276
                                          -----------  -----------  -----------
  Cash Flows from Investing Activities:
   Proceeds from sale of land and
    building............................    1,053,571          --           --
   Investment in joint venture..........   (1,049,762)         --           --
   Payment of lease costs...............      (15,000)         --           --
                                          -----------  -----------  -----------
     Net cash used in investing
      activities........................      (11,191)         --           --
                                          -----------  -----------  -----------
  Cash Flows From Financing Activities:
   Distributions to limited partners....   (3,185,003)  (3,185,004)  (3,150,004)
                                          -----------  -----------  -----------
     Net cash used in financing
      activities........................   (3,185,003)  (3,185,004)  (3,150,004)
                                          -----------  -----------  -----------
Net Increase (Decrease) in Cash and Cash
 Equivalents............................      (38,230)     171,236      (51,728)
Cash and Cash Equivalents at Beginning
 of Year................................    1,288,618    1,117,382    1,169,110
                                          -----------  -----------  -----------
Cash and Cash Equivalents at End of
 Year...................................  $ 1,250,388  $ 1,288,618  $ 1,117,382
                                          ===========  ===========  ===========
Reconciliation of Net Income to Net Cash
 Provided by Operating Activities:
  Net income............................  $ 2,937,632  $ 2,960,299  $ 2,987,971
                                          -----------  -----------  -----------
  Adjustments to reconcile net income to
   net cash provided by operating
   activities:
   Depreciation.........................      251,483      251,483      251,483
   Amortization.........................           77          556        2,000
   Equity in earnings of joint ventures,
    net of distributions................      138,953      143,433      149,051
   Gain on sale of land and building....     (199,643)         --           --
   Decrease (increase) in receivables...      (20,878)      87,823      (21,714)
   Increase in prepaid expenses.........          (79)      (2,913)        (932)
   Decrease in net investment in direct
    financing leases....................      121,311       89,696       73,784
   Increase in accrued rental income....      (70,837)    (225,434)    (287,264)
   Increase (decrease) in accounts
    payable and accrued expenses........      (16,524)      12,111       32,889
   Increase (decrease) in due to related
    parties.............................        3,214       (4,639)       6,044
   Increase (decrease) in rents paid in
    advance and deposits................       13,255       43,825      (95,036)
                                          -----------  -----------  -----------
     Total adjustments..................      220,332      395,941      110,305
                                          -----------  -----------  -----------
Net Cash Provided by Operating
 Activities.............................  $ 3,157,964  $ 3,356,240  $ 3,098,276
                                          ===========  ===========  ===========
Supplemental Schedule of Non-Cash
 Investing and Financing Activities:
  Distributions declared and unpaid at
   December 31..........................  $   787,501  $   822,500  $   822,500
                                          ===========  ===========  ===========
  Land and building under operating
   lease simultaneously exchanged for
   land and building under operating
   lease................................  $       --   $   406,768  $       --
                                          ===========  ===========  ===========

                See accompanying notes to financial statements.

                            CNL INCOME FUND IX, LTD.
                        (A Florida Limited Partnership)

                         NOTES TO FINANCIAL STATEMENTS

                  Years Ended December 31, 1997, 1996 and 1995

1. Significant Accounting Policies

   Organization and Nature of Business--CNL Income Fund IX, Ltd. (the "Partnership") is a Florida limited partnership that was organized for the purpose of acquiring both newly constructed and existing restaurant properties, as well as properties upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food and family-style restaurant chains.

   The general partners of the Partnership are CNL Realty Corporation (the "Corporate General Partner"), James M. Seneff, Jr. and Robert A. Bourne. Mr. Seneff and Mr. Bourne are also 50 percent shareholders of the Corporate General Partner. The general partners have responsibility for managing the day-to-day operations of the Partnership.

   Real Estate and Lease Accounting--The Partnership records the acquisition of land and buildings at cost, including acquisition and closing costs. Land and buildings are leased to unrelated third parties on a triple-net basis, whereby the tenant is generally responsible for all operating expenses relating to the property, including property taxes, insurance, maintenance and repairs. The leases are accounted for using either the direct financing or the operating method. Such methods are described below:

     Direct financing method--The leases accounted for using the direct financing method are recorded at their net investment (which at the inception of the lease generally represents the cost of the asset) (see
  Note 4). Unearned income is deferred and amortized to income over the lease terms so as to produce a constant periodic rate of return on the Partnership's investment in the leases.

     Operating method--Land and building leases accounted for using the operating method are recorded at cost, revenue is recognized as rentals are earned and depreciation is charged to operations as incurred. Buildings are depreciated on the straight-line method over their estimated useful lives of 30 years. When scheduled rentals vary during the lease term, income is recognized on a straight-line basis so as to produce a constant periodic rent over the lease term commencing on the date the property is placed in service.

     Accrued rental income represents the aggregate amount of income recognized on a straight-line basis in excess of scheduled rental payments to date.

   When the properties are sold, the related cost and accumulated depreciation for operating leases and the net investment for direct financing leases, plus any accrued rental income, will be removed from the accounts and gains or losses from sales will be reflected in income. The general partners of the Partnership review the properties for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through operations. The general partners determine whether an impairment in value has occurred by comparing the estimated future undiscounted cash flows, including the residual value of the property, with the carrying cost of the individual property. If an impairment is indicated, the assets are adjusted to their fair value.

   When the collection of amounts recorded as rental or other income is considered to be doubtful, an adjustment is made to increase the allowance for doubtful accounts, which is netted against receivables, and to decrease rental or other income or increase bad debt expense for the current period, although the Partnership continued to pursue collection of such amounts. If amounts are subsequently determined to be uncollectible, the corresponding receivable and allowance for doubtful accounts are decreased accordingly.

                            CNL INCOME FUND IX, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995

1. Significant Accounting Policies--(Continued)

   Investment in Joint Ventures--The Partnership's investments in three joint ventures and a property in Englewood, Colorado, for which the property is held as tenants-in-common with an affiliate, are accounted for using the equity method since the Partnership shares control with affiliates which have the same general partners.

   Cash and Cash Equivalents--The Partnership considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents consist of demand deposits at commercial banks and money market funds (some of which are backed by government securities). Cash equivalents are stated at cost plus accrued interest, which approximates market value.

   Cash accounts maintained on behalf of the Partnership in demand deposits at commercial banks and money market funds may exceed federally insured levels; however, the Partnership has not experienced any losses in such accounts. The Partnership limits investment of temporary cash investments to financial institutions with high credit standing; therefore, the Partnership believes it is not exposed to any significant credit risk on cash and cash equivalents.

   Lease costs--Lease costs associated with negotiating a new lease are amortized over the term of the new lease using the straight-line method.

   Income Taxes--Under Section 701 of the Internal Revenue Code, all income, expenses and tax credit items flow through to the partners for tax purposes. Therefore, no provision for federal income taxes is provided in the accompanying financial statements. The Partnership is subject to certain state taxes on its income and property.

   Additionally, for tax purposes, syndication costs are included in Partnership equity and in the basis of each partner's investment. For financial reporting purposes, syndication costs are netted against partners' capital and represent a reduction of Partnership equity and a reduction in the basis of each partner's investment.

   Use of Estimates--The general partners of the Partnership have made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. The more significant areas requiring the use of management estimates relate to the allowance for doubtful accounts and future cash flows associated with long-lived assets. The more significant areas requiring the use of management estimates relate to the allowance for doubtful accounts and future cash flows associated with long-lived assets. Actual results could differ from those estimates.

2. Leases

   The Partnership leases its land and buildings to operators of national and regional fast-food and family-style restaurants. The leases are accounted for under the provisions of Statement of Financial Accounting Standards No. 13, "Accounting for Leases." Some of the leases have been classified as operating leases and some of the leases have been classified as direct financing leases. For the leases classified as direct financing leases, the building portions of the property leases are accounted for as direct financing leases while a majority of the land portion of these leases are operating leases. Substantially all leases are for 15 to 20 years and provide for minimum and contingent rentals. In addition, the tenant pays all property taxes and assessments, fully maintains the interior and exterior of the building and carries insurance coverage for public liability,

                            CNL INCOME FUND IX, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995

2. Leases--(Continued)

property damage, fire and extended coverage. The lease options generally allow tenants to renew the leases for two to four successive five-year periods subject to the same terms and conditions as the initial lease. Most leases also allow the tenant to purchase the property at fair market value after a specified portion of the lease has elapsed.

3. Land and Buildings on Operating Leases

   Land and buildings on operating leases consisted of the following at December 31:

                                                          1997         1996
                                                       -----------  -----------
   Land............................................... $ 8,207,939  $ 8,590,894
   Buildings..........................................   7,452,942    7,452,942
                                                       -----------  -----------
                                                        15,660,881   16,043,836
   Less accumulated depreciation......................  (1,497,770)  (1,246,287)
                                                       -----------  -----------
                                                       $14,163,111  $14,797,549
                                                       ===========  ===========

   In December 1996, the tenant of the property in Woodmere, Ohio, exercised its option under the terms of its lease agreement, to substitute the existing property for a replacement property. In conjunction therewith, the Partnership simultaneously exchanged the Burger King property in Woodmere, Ohio, with a Burger King property in Carrboro, North Carolina. The lease for the property in Woodmere, Ohio, was amended to allow the property in Carrboro, North Carolina, to continue under the terms of the original lease. All closing costs were paid by the tenant. The Partnership accounted for this as a non-monetary exchange of similar assets and recorded the acquisition of the property in Carrboro, North Carolina, at the net book value of the property in Woodmere, Ohio. No gain or loss was recognized due to this being accounted for as a non-monetary exchange of similar assets.

   In June 1997, the Partnership sold its property in Alpharetta, Georgia, and received net sales proceeds of $1,053,571, resulting in a gain of $199,643 for financial reporting purposes. This property was originally acquired by the Partnership in September 1991 and had a cost of approximately $711,200, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the property for approximately $342,400 in excess of its original purchase price.

   Some leases provide for escalating guaranteed minimum rents throughout the lease term. Income from these scheduled rent increases is recognized on a straight-line basis over the terms of the leases. For the years ended December 31, 1997, 1996 and 1995, the Partnership recognized $70,837, $225,434 and
$287,264, respectively, of such rental income.

   The following is a schedule of the future minimum lease payments to be received on noncancellable operating leases at December 31, 1997:

   1998............................................................. $ 1,766,123
   1999.............................................................   1,766,123
   2000.............................................................   1,766,123
   2001.............................................................   1,802,660
   2002.............................................................   1,933,986
   Thereafter.......................................................  12,647,153
                                                                     -----------
                                                                     $21,682,168
                                                                     ===========

                            CNL INCOME FUND IX, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995

3. Land and Buildings on Operating Leases--(Continued)

   Since lease renewal periods are exercisable at the option of the tenant, the above table only presents future minimum lease payments due during the initial lease terms. In addition, this table does not include any amounts for future contingent rentals which may be received on the leases based on a percentage of the tenant's gross sales.

4. Net Investment in Direct Financing Leases

   The following lists the components of the net investment in direct financing leases at December 31:

                                                         1997          1996
                                                      -----------  ------------
   Minimum lease payments receivable................. $13,764,606  $ 15,621,897
   Estimated residual values.........................   2,495,379     2,590,434
   Less unearned income..............................  (8,777,228)  (10,247,346)
                                                      -----------  ------------
   Net investment in direct financing leases......... $ 7,482,757  $  7,964,985
                                                      ===========  ============

   The following is a schedule of future minimum lease payments to be received on the direct financing leases at December 31, 1997:

   1998.............................................................    $968,047
   1999.............................................................     968,047
   2000.............................................................     968,047
   2001.............................................................     975,586
   2002.............................................................     999,905
   Thereafter.......................................................   8,884,974
                                                                     -----------
                                                                     $13,764,606
                                                                     ===========

   The above table does not include future minimum lease payments for renewal periods or for contingent rental payments that may become due in future periods (see Note 3).

5. Investment in Joint Ventures

   The Partnership has a 45.2%, a 50 percent and a 27.33% interest in the profits and losses of CNL Restaurant Investments II, CNL Restaurant Investments III and Ashland Joint Venture, respectively. The remaining interests in these joint ventures are held by affiliates of the Partnership which have the same general partners.

   In July 1997, the Partnership used the net sales proceeds from the sale of the property in Alpharetta, Georgia, to acquire a 67.23% interest in an IHOP property located in Englewood, Colorado, as tenants-in-common with an affiliate of the general partners. The Partnership accounts for its investment in this property using the equity method since the Partnership shares control with an affiliate, and amounts relating to its investment are included in investment in joint ventures.

   CNL Restaurant Investments II and CNL Restaurant Investments III each own and lease six properties to an operator of national fast-food restaurants and Ashland Joint Venture owns and leases one property to an operator of national fast-food restaurants. The Partnership and an affiliate, as tenants in common own and lease

                            CNL INCOME FUND IX, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995

5. Investment in Joint Ventures--(Continued)

one property to an operator of a national family-style restaurant. The following presents the joint ventures' combined, condensed financial information at December 31:

                                                         1997        1996
                                                      ----------- -----------
   Land and buildings on operating leases, less
    accumulated depreciation......................... $12,582,754 $12,359,586
   Net investment in direct financing lease..........   1,003,680         --
   Cash..............................................      15,124       1,497
   Receivables.......................................      35,773      13,840
   Prepaid expenses..................................      23,544      22,543
   Accrued rental income.............................      11,620         --
   Liabilities.......................................      14,280       1,198
   Partners' capital.................................  13,658,215  12,396,268
   Revenues..........................................   1,506,380   1,362,027
   Net income........................................   1,141,755   1,000,884

   The Partnership recognized income totalling $537,853, $460,400 and $453,794 for the years ended December 31, 1997, 1996 and 1995, respectively, from these joint ventures.

6. Allocations and Distributions

   Generally, all net income and net losses of the Partnership, excluding gains and losses from the sale of properties, are allocated 99 percent to the limited partners and one percent to the general partners. Distributions of net cash flow are made 99 percent to the limited partners and one percent to the general partners; provided, however, that the one percent of net cash flow to be distributed to the general partners is subordinated to receipt by the limited partners of an aggregate, ten percent, cumulative, noncompounded annual return on their adjusted capital contributions (the "10% Preferred Return").

   Generally, net sales proceeds from the sale of properties, to the extent distributed, will be distributed first to the limited partners in an amount sufficient to provide them with their 10% Preferred Return, plus the return of their adjusted capital contributions. The general partners will then receive, to the extent previously subordinated and unpaid, a one percent interest in all prior distributions of net cash flow and a return of their capital contributions. Any remaining sales proceeds will be distributed 95 percent to the limited partners and five percent to the general partners. Any gain from the sale of a property is, in general, allocated in the same manner as net sales proceeds are distributable. Any loss from the sale of a property is, allocated first, on a pro rata basis, to partners with positive balances in their capital accounts; and thereafter, 95 percent to the limited partners and five percent to the general partners.

   During the year ended December 31, 1997, the Partnership declared distributions to the limited partners of $3,150,004 and during each of the years ended December 31, 1996 and 1995, the Partnership declared distributions to the limited partners of $3,185,004. No distributions have been made to the general partners to date.

                            CNL INCOME FUND IX, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995


7. Income Taxes

   The following is a reconciliation of net income for financial reporting purposes to net income for federal income tax purposes for the years ended December 31:

                                               1997        1996        1995
                                            ----------  ----------  ----------
Net income for financial reporting
 purposes.................................. $2,937,632  $2,960,299  $2,987,971
Depreciation for tax reporting purposes in
 excess of
 depreciation for financial reporting
 purposes..................................   (116,620)   (123,734)   (123,820)
Direct financing leases recorded as
 operating leases for
 tax reporting purposes....................    121,311      89,696      73,784
Gain on sale of land and building for
 financial reporting
 purposes in excess of gain for tax
 reporting purposes........................  (195,820)         --          --
Equity in earnings of joint ventures for
 tax reporting purposes
 in excess of equity in earnings of joint
 ventures for financial reporting
 purposes..................................     36,745      37,469      37,469
Accrued rental income......................    (70,837)   (225,434)   (287,264)
Rents paid in advance......................     13,255      43,825     (95,036)
Allowance for doubtful accounts............     79,333      14,221     (11,173)
                                            ----------  ----------  ----------
Net income for federal income tax
 purposes.................................. $2,804,999  $2,796,342  $2,581,931
                                            ==========  ==========  ==========

8. Related Party Transactions

   One of the individual general partners, James M. Seneff, Jr., is one of the principal shareholders of CNL Group, Inc., the parent company of CNL Fund Advisors, Inc. The other individual general partner, Robert A. Bourne, served as president of CNL Fund Advisors, Inc. through October 1997. CNL Income Fund Advisors, Inc. was a wholly owned subsidiary of CNL Group, Inc. until its merger, effective January 1, 1996, with CNL Fund Advisors, Inc. During the years ended December 31, 1997, 1996 and 1995, CNL Income Fund Advisors, Inc. and CNL Fund Advisors, Inc. (hereinafter referred to collectively as the "Affiliates") each performed certain services for the Partnership, as described below.

   During the years ended December 31, 1997, 1996 and 1995, certain Affiliates acted as manager of the Partnership's properties pursuant to a management agreement with the Partnership. In connection therewith, the Partnership agreed to pay Affiliates an annual, noncumulative, subordinated management fee of one percent of the sum of gross revenues from properties wholly owned by the Partnership and the Partnership's allocable share of gross revenues from joint ventures, but not in excess of competitive fees for comparable services. These fees will be incurred and will be payable only after the limited partners receive their 10% Preferred Return. Due to the fact that these fees are noncumulative, if the limited partners do not receive their 10% Preferred Return in any particular year, no management fees will be due or payable for such year. As a result of such threshold, no management fees were incurred during the years ended December 31, 1997, 1996 and 1995.

   Certain Affiliates are also entitled to receive a deferred, subordinated real estate disposition fee, payable upon the sale of one or more properties based on the lesser of one-half of a competitive real estate commission or three percent of the sales price if the Affiliates provide a substantial amount of services in connection with the sale. However, if the net sales proceeds are reinvested in a replacement property, no such real estate

                            CNL INCOME FUND IX, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995

8. Related Party Transactions--(Continued)

disposition fees will be incurred until such replacement property is sold and the net sales proceeds are distributed. The payment of the real estate disposition fee is subordinated to receipt by the limited partners of their aggregate 10% Preferred Return, plus their adjusted capital contributions. No deferred, subordinated real estate disposition fees have been incurred since inception.

   During the years ended December 31, 1997, 1996 and 1995, Affiliates provided accounting and administrative services to the Partnership on a day-to-day basis. The Partnership incurred $79,234, $82,487 and $64,398 for the years ended December 31, 1997, 1996 and 1995, respectively, for such services.

   The due to related parties at December 31, 1997 and 1996, totalled $4,619 and $1,405, respectively.

9. Concentration of Credit Risk

   The following schedule presents total rental and earned income from individual lessees, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of total rental and earned income from joint ventures), for at least one of the years ended December 31:

                                                     1997     1996     1995
                                                   -------- -------- --------
   Burger King Corporation and BK Acquisition,
    Inc........................................... $649,445 $623,949 $617,694
   TPI Restaurants, Inc...........................  556,700  565,351  562,259
   Carrols Corporation............................  440,057  442,286  444,866
   Flagstar Enterprises, Inc......................  436,312  460,762  486,188
   Golden Corral Corporation......................  337,337  328,975  329,997

   In addition, the following schedule presents total rental and earned income from individual restaurant chains, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of total rental and earned income from joint ventures), for at least one of the years ended December 31:

                                                 1997       1996       1995
                                              ---------- ---------- ----------
   Burger King............................... $1,249,715 $1,310,994 $1,293,094
   Shoney's..................................    808,675    889,148    904,534
   Hardees...................................    436,312    460,762    486,188
   Golden Corral Family Steakhouse
    Restaurants..............................    337,337    328,975    329,997

   Although the Partnership's properties are geographically diverse throughout the United States and the Partnership's lessees operate a variety of restaurant concepts, default by any one of these lessees or restaurant chains could significantly impact the results of operations of the Partnership. However, the general partners believe that the risk of such a default is reduced due to the essential or important nature of these properties for the on-going operations of the lessees.

                            CNL INCOME FUND X, LTD.

                              FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                                           Page
                                                                           -----
Condensed Balance Sheets as of September 30, 1998 and December 31, 1997..  F-259

Condensed Statements of Income for the Quarters and Nine Months Ended
 September 30, 1998 and 1997.............................................  F-260

Condensed Statements of Partner's Capital for the Nine Months Ended
 September 30, 1998 and for the Year Ended December 31, 1997.............  F-261

Condensed Statements of Cash Flows for the Nine Months Ended September
 30, 1998 and 1997.......................................................  F-262

Notes to Condensed Financial Statements for the Quarters and Nine Months
 Ended September 30, 1998 and 1997.......................................  F-263

Report of Independent Accountants........................................  F-265

Balance Sheets as of December 31, 1997 and 1996..........................  F-266

Statements of Income for the Years Ended December 31, 1997, 1996 and
 1995....................................................................  F-267

Statements of Partner's Capital for the Years Ended December 31, 1997,
 1996 and 1995...........................................................  F-268

Statements of Cash Flows for the Years Ended December 31, 1997, 1996 and
 1995....................................................................  F-269

Notes to Financial Statements for the Years Ended December 31, 1997, 1996
 and 1995................................................................  F-270

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

                            CONDENSED BALANCE SHEETS

                                                      September 30, December 31,
                                                          1998          1997
                                                      ------------- ------------
                       ASSETS
Land and buildings on operating leases, less
 accumulated depreciation of $1,300,992 and
 $1,113,247..........................................  $17,037,038  $15,709,899
Net investment in direct financing leases............   10,751,793   13,460,125
Investment in joint ventures.........................    3,437,666    3,505,326
Cash and cash equivalents............................    1,662,186    1,583,883
Restricted cash......................................    1,260,266       92,236
Receivables, less allowance for doubtful accounts of
 $217,437 and $137,856...............................          294      123,903
Prepaid expenses.....................................        9,249        5,877
Accrued rental income, less allowance for doubtful
 accounts of $257,225 and $117,593...................    1,348,423    1,775,374
Other assets.........................................       33,104       33,104
                                                       -----------  -----------
                                                       $35,540,019  $36,289,727
                                                       ===========  ===========
          LIABILITIES AND PARTNERS' CAPITAL
Accounts payable.....................................  $     1,367  $     6,033
Accrued and escrowed real estate taxes payable.......       71,478       27,784
Distributions payable................................      900,001      900,001
Due to related parties...............................        5,500        4,946
Rents paid in advance and deposits...................       90,378      132,419
                                                       -----------  -----------
  Total liabilities..................................    1,068,724    1,071,183
Minority interest....................................       64,480       64,501
                                                       -----------  -----------
Partners' capital....................................   34,406,815   35,154,043
                                                       -----------  -----------
                                                       $35,540,019  $36,289,727
                                                       ===========  ===========


                See accompanying notes to financial statements.

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

                         CONDENSED STATEMENTS OF INCOME

                                     Quarter Ended        Nine Months Ended
                                     September 30,          September 30,
                                  --------------------  ----------------------
                                    1998       1997        1998        1997
                                  ---------  ---------  ----------  ----------
Revenues:
  Rental income from operating
   leases........................ $ 499,787  $ 477,904  $1,396,043  $1,436,157
  Adjustments to accrued rental
   income........................   (13,155)    (6,099)   (445,370)    (22,714)
  Earned income from direct
   financing leases..............   353,378    376,124     976,635   1,129,655
  Contingent rental income.......     6,239     10,014      16,894      22,186
  Interest and other income......    27,008     14,289      85,774      74,727
                                  ---------  ---------  ----------  ----------
                                    873,257    872,232   2,029,976   2,640,011
                                  ---------  ---------  ----------  ----------
Expenses:
  General operating and
   administrative................    43,273     37,138     126,834     112,266
  Bad debt expense...............        --         --       5,887          --
  Professional services..........     7,277      5,282      20,636      17,114
  Real estate taxes..............    14,004         --      23,578          --
  State and other taxes..........        --         --      10,520       9,503
  Depreciation and amortization..    71,349     52,536     187,745     157,609
                                  ---------  ---------  ----------  ----------
                                    135,903     94,956     375,200     296,492
                                  ---------  ---------  ----------  ----------
Income Before Minority Interest
 in Income of Consolidated Joint
 Venture, Equity in Earnings in
 Unconsolidated Joint Ventures
 and Gain on Sale of Land,
 Building and Net Investment in
 Direct Financing Lease..........   737,354    777,276   1,654,776   2,343,519
Minority Interest in Income of
 Consolidated Joint Venture......    (2,337)    (2,271)     (6,592)     (6,325)
Equity in Earnings of
 Unconsolidated Joint Ventures...    76,163     71,523     213,432     204,167
Gain on Sale of Land, Building
 and Net Investment in Direct
 Financing Lease.................        --    132,238     171,159     132,238
                                  ---------  ---------  ----------  ----------
Net Income....................... $ 811,180  $ 978,766  $2,032,775  $2,673,599
                                  =========  =========  ==========  ==========
Allocation of Net Income:
  General partners............... $   8,112  $   8,466  $   18,616  $   25,414
  Limited partners...............   803,068    970,300   2,014,159   2,648,185
                                  ---------  ---------  ----------  ----------
                                  $ 811,180  $ 978,766  $2,032,775  $2,673,599
                                  =========  =========  ==========  ==========
Net Income Per Limited Partner
 Unit............................ $    0.20  $    0.24  $     0.50  $     0.66
                                  =========  =========  ==========  ==========
Weighted Average Number of
 Limited Partner Units
 Outstanding..................... 4,000,000  4,000,000   4,000,000   4,000,000
                                  =========  =========  ==========  ==========

                See accompanying notes to financial statements.

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

                   CONDENSED STATEMENTS OF PARTNERS' CAPITAL

                                                      Nine Months
                                                         Ended      Year Ended
                                                     September 30, December 31,
                                                         1998          1997
                                                     ------------- ------------
General partners:
  Beginning balance.................................  $   208,709  $   174,718
  Net income........................................       18,616       33,991
                                                      -----------  -----------
                                                          227,325      208,709
                                                      -----------  -----------
Limited partners:
  Beginning balance.................................   34,945,334   35,047,947
  Net income........................................    2,014,159    3,497,390
  Distributions ($0.70 and $0.90 per limited partner
   unit, respectively)..............................   (2,780,003)  (3,600,003)
                                                      -----------  -----------
                                                       34,179,490   34,945,334
                                                      -----------  -----------
Total partners' capital.............................  $34,406,815  $35,154,043
                                                      ===========  ===========



                See accompanying notes to financial statements.

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

                       CONDENSED STATEMENTS OF CASH FLOWS

                                                          Nine Months Ended
                                                            September 30,
                                                        ----------------------
                                                           1998        1997
                                                        ----------  ----------
Increase (Decrease) in Cash and Cash Equivalents:
  Net Cash Provided by Operating Activities............ $2,774,783  $2,748,032
                                                        ----------  ----------
  Cash Flows from Investing Activities:
    Proceeds from sale of land and building............  1,231,106   1,363,805
    Increase in restricted cash........................ (1,140,970) (1,363,805)
                                                        ----------  ----------
      Net cash used in investing activities............     90,136          --
                                                        ----------  ----------
  Cash Flows from Financing Activities:
    Distributions to limited partners.................. (2,780,003) (2,740,001)
    Distributions to holder of minority interest.......     (6,613)     (6,198)
                                                        ----------  ----------
      Net cash used in financing activities............ (2,786,616) (2,746,199)
                                                        ----------  ----------
Net Increase in Cash and Cash Equivalents..............     78,303       1,833
Cash and Cash Equivalents at Beginning of Period.......  1,583,883   1,769,483
                                                        ----------  ----------
Cash and Cash Equivalents at End of Period............. $1,662,186  $1,771,316
                                                        ----------  ----------
Supplemental Schedule of Non-Cash Investing and
 Financing Activities
  Net investment in direct financing leases
   reclassified to land and building on operating
   leases as a result of lease amendments.............. $2,024,000  $       --
                                                        ----------  ----------
  Distributions declared and unpaid at end of period... $  900,001  $  900,001
                                                        ==========  ==========



                See accompanying notes to financial statements.

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

                    NOTES TO CONDENSED FINANCIAL STATEMENTS

           Quarters and Nine Months Ended September 30, 1998 and 1997

1. Basis of Presentation

   The accompanying unaudited condensed financial statements have been prepared in accordance with the instructions to Form 10-Q and do not include all of the information and note disclosures required by generally accepted accounting principles. The financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Operating results for the quarter and nine months ended September 30, 1998, may not be indicative of the results that may be expected for the year ending December 31, 1998. Amounts as of December 31, 1997, included in the financial statements, have been derived from audited financial statements as of that date.

   These unaudited financial statements should be read in conjunction with the financial statements and notes thereto included in Form 10-K of CNL Income Fund X, Ltd. (the "Partnership") for the year ended December 31, 1997.

   The Partnership accounts for its 88.26% interest in Allegan Real Estate Joint Venture using the consolidation method. Minority interest represents the minority joint venture partner's proportionate share of the equity in the Partnership's consolidated joint venture. All significant intercompany accounts and transactions have been eliminated.

   Certain items in the prior year's financial statements have been reclassified to conform to 1998 presentation. These reclassifications had no effect on partners' capital or net income.

   In May 1998, the Financial Accounting Standards Board reached a consensus in EITF 98-9, entitled "Accounting for Contingent Rent in the Interim Financial Periods." Adoption of this consensus did not have a material effect on the Partnership's financial position or results of operations.

2. Land and Building on Operating Leases

   In January 1998, the Partnership sold its property in Sacramento, California, to the tenant for $1,250,000 and received net sales proceeds of $1,230,672, resulting in a gain of $163,349 for financial reporting purposes. This property was originally acquired by the Partnership in December 1991 and had a cost of approximately $969,400, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the property for approximately $261,300 in excess of its original purchase price.

   In addition, in March 1998, a vacant parcel of land relating to the property in Austin, Texas, was sold to a third party who had previously subleased the land from the Partnership's lessee. In connection therewith, the Partnership received net sales proceeds of $68,434 ($68,000 of which had been received as a deposit in 1995), resulting in a gain of $7,810 for financial reporting purposes.

3. Net Investment in Direct Financing Leases

   In March 1998, the Partnership sold its property in Sacramento, California, for which the building portion had been classified as a direct financing lease. In connection therewith, the gross investment (minimum lease payments receivable and the estimated residual value) and unearned income relating to the building were removed from the accounts and the gain from the sale of the property was reflected in income (see Note 2).

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)


   In August 1998, three of the Partnership's leases were amended. As a result, the Partnership reclassified the leases from direct financing leases to operating leases. In accordance with the Statement of Financial Accounting Standards #13, "Accounting for Leases," the Partnership recorded the reclassified leases at the lower of original costs, present fair value, or present carrying amount. No losses on the termination of direct financing leases were recorded for financial reporting purposes.

4. Restricted Cash

   As of September 30, 1998, the net sales proceeds of $1,230,672 from the sale of the property in Sacramento, California, plus accrued interest of $29,594 were being held in an interest-bearing escrow account pending the release of funds by the escrow agent to acquire an additional property.

5. Subsequent Event

   In October 1998, the Partnership sold its property in Billings, Montana, to the tenant for $362,000 and received net sales proceeds of $360,688, resulting in a gain of $47,800 for financial reporting purposes.

   In November 1998, the Partnership reinvested approximately $1,020,800 of the net sales proceeds it received from the sale of the property in Sacramento, California in a Jack in the Box property located in San Marcos, Texas. In connection therewith, the Partnership entered into a long term, triple-net lease with terms substantially the same as its other leases.

                       Report of Independent Accountants

To the Partners
CNL Income Fund X, Ltd.

   We have audited the accompanying balance sheets of CNL Income Fund X, Ltd. (a Florida limited partnership) as of December 31, 1997 and 1996 and the related statements of income, partners' capital and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CNL Income Fund X, Ltd. as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.

/s/ Coopers & Lybrand L.L.P.

Orlando, Florida
January 14, 1998

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

                                 BALANCE SHEETS

                                                             December 31,
                                                        -----------------------
                                                           1997        1996
                                                        ----------- -----------
                        ASSETS
Land and buildings on operating leases, less
 accumulated depreciation.............................. $15,709,899 $15,224,392
Net investment in direct financing leases..............  13,460,125  14,219,805
Investment in joint ventures...........................   3,505,326   3,449,210
Cash and cash equivalents..............................   1,583,883   1,769,483
Restricted cash........................................      92,236          --
Receivables, less allowance for doubtful accounts of
 $137,856 and $4,428...................................     123,903      52,470
Prepaid expenses.......................................       5,877       5,503
Accrued rental income, less allowance for doubtful
 accounts of $117,593 and $88,781......................   1,775,374   1,683,593
Other assets...........................................      33,104      33,104
                                                        ----------- -----------
                                                        $36,289,727 $36,437,560
                                                        =========== ===========

           LIABILITIES AND PARTNERS' CAPITAL
Accounts payable....................................... $     6,033 $     2,913
Escrowed real estate taxes payable.....................      27,784      45,060
Distributions payable..................................     900,001     940,000
Due to related parties.................................       4,946       1,609
Rents paid in advance and deposits.....................     132,419     160,928
                                                        ----------- -----------
  Total liabilities....................................   1,071,183   1,150,510
Commitments and Contingencies (Note 11)
Minority interest......................................      64,501      64,385
Partners' capital......................................  35,154,043  35,222,665
                                                        ----------- -----------
                                                        $36,289,727 $36,437,560
                                                        =========== ===========



                See accompanying notes to financial statements.

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

                              STATEMENTS OF INCOME

                                                Year Ended December 31,
                                            ----------------------------------
                                               1997        1996        1995
                                            ----------  ----------  ----------
Revenues:
  Rental income from operating leases.....  $1,867,795  $1,832,781  $1,783,928
  Earned income from direct financing
   leases.................................   1,534,525   1,648,358   1,690,299
  Contingent rental income................      51,678      45,126      53,189
  Interest and other income...............      88,853      75,896      89,630
                                            ----------  ----------  ----------
                                             3,542,851   3,602,161   3,617,046
                                            ----------  ----------  ----------
Expenses:
  General operating and administrative....     153,672     166,049     150,157
  Professional services...................      26,890      33,692      23,563
  Real estate taxes.......................       9,703          --          --
  State and other taxes...................       9,372       2,357      15,510
  Depreciation and amortization...........     214,468     207,959     201,696
                                            ----------  ----------  ----------
                                               414,105     410,057     390,926
                                            ----------  ----------  ----------
Income Before Minority Interest in Income
 of Consolidated Joint Venture, Equity in
 Earnings of Unconsolidated Joint Ventures
 and Gain on Sale of Land and Building....   3,128,746   3,192,104   3,226,120
Minority Interest in Income of
 Consolidated Joint Venture...............      (8,522)     (8,663)     (9,066)
Equity in Earnings of Unconsolidated Joint
 Ventures.................................     278,919     278,371     267,799
Gain on Sale of Land and Building.........     132,238          --      67,214
                                            ----------  ----------  ----------
Net Income................................  $3,531,381  $3,461,812  $3,552,067
                                            ==========  ==========  ==========
Allocation of Net Income:
  General partners........................  $   33,991  $   34,618  $   35,491
  Limited partners........................   3,497,390   3,427,194   3,516,576
                                            ----------  ----------  ----------
                                            $3,531,381  $3,461,812  $3,552,067
                                            ==========  ==========  ==========
Net Income per Limited Partner Unit.......  $     0.87  $     0.86  $     0.88
                                            ==========  ==========  ==========
Weighted Average Number of Limited Partner
 Units Outstanding........................   4,000,000   4,000,000   4,000,000
                                            ==========  ==========  ==========


                See accompanying notes to financial statements.

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

                        STATEMENTS OF PARTNERS' CAPITAL

                  Years Ended December 31, 1997, 1996 and 1995

                              General Partners                       Limited Partners
                          ------------------------- ----------------------------------------------------
                                        Accumulated                              Accumulated Syndication
                          Contributions  Earnings   Contributions Distributions   Earnings      Costs        Total
                          ------------- ----------- ------------- -------------  ----------- -----------  -----------
Balance, December 31,
 1994...................     $1,000      $103,609    $40,000,000  $(10,083,130)  $10,257,313 $(4,790,000) $35,488,792
Distributions to limited
 partners ($0.91 per
 limited partner unit)..         --            --             --    (3,640,003)           --          --   (3,640,003)
Net income..............         --        35,491             --            --     3,516,576          --    3,552,067
                             ------      --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1995...................      1,000       139,100     40,000,000   (13,723,133)   13,773,889  (4,790,000)  35,400,856
Distributions to limited
 partners ($0.91 per
 limited partner unit)..         --            --             --    (3,640,003)           --          --   (3,640,003)
Net income..............         --        34,618             --            --     3,427,194          --    3,461,812
                             ------      --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1996...................      1,000       173,718     40,000,000   (17,363,136)   17,201,083  (4,790,000)  35,222,665
Distributions to limited
 partners ($0.90 per
 limited partner unit)..         --            --             --    (3,600,003)           --          --   (3,600,003)
Net income..............         --        33,991             --            --     3,497,390          --    3,531,381
                             ------      --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1997...................     $1,000      $207,709    $40,000,000  $(20,963,139)  $20,698,473 $(4,790,000) $35,154,043
                             ======      ========    ===========  ============   =========== ===========  ===========


                See accompanying notes to financial statements.

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

                            STATEMENTS OF CASH FLOWS

                                               Year Ended December 31,
                                         -------------------------------------
                                            1997         1996         1995
                                         -----------  -----------  -----------
Increase (Decrease) in Cash and Cash
 Equivalents:
 Cash Flows From Operating Activities:
  Cash received from tenants...........  $ 3,380,391  $ 3,491,064  $ 3,290,242
  Distributions from unconsolidated
   joint ventures......................      353,207      354,648      341,527
  Cash paid for expenses...............     (190,902)    (211,345)    (177,007)
  Interest received....................       53,721       61,435       72,600
                                         -----------  -----------  -----------
   Net cash provided by operating
    activities.........................    3,596,417    3,695,802    3,527,362
                                         -----------  -----------  -----------
 Cash Flows From Investing Activities:
  Proceeds from sale of land and
   building............................    1,363,805           --    1,057,386
  Deposit received on contract for
   sale of land........................           --           --       69,000
  Additions to land and buildings on
   operating leases....................   (1,277,308)        (978)    (359,506)
  Investment in direct financing
   leases..............................           --       (1,542)    (566,097)
  Investment in joint venture..........     (130,404)    (108,952)          --
  Increase in restricted cash..........      (89,702)          --           --
                                         -----------  -----------  -----------
   Net cash provided by (used in)
    investing activities...............     (133,609)    (111,472)     200,783
                                         -----------  -----------  -----------
 Cash Flows From Financing Activities:
  Distributions to limited partners....   (3,640,002)  (3,640,003)  (3,700,003)
  Distributions to holder of minority
   interest............................       (8,406)      (7,697)      (7,998)
                                         -----------  -----------  -----------
Net cash used in financing activities..   (3,648,408)  (3,647,700)  (3,708,001)
                                         -----------  -----------  -----------
Net Increase (Decrease) in Cash and
 Cash Equivalents......................     (185,600)     (63,370)      20,144
Cash and Cash Equivalents at Beginning
 of Year...............................    1,769,483    1,832,853    1,812,709
                                         -----------  -----------  -----------
Cash and Cash Equivalents at End of
 Year..................................  $ 1,583,883  $ 1,769,483  $ 1,832,853
                                         ===========  ===========  ===========
Reconciliation of Net Income to Net
 Cash Provided by Operating Activities:
 Net income............................  $ 3,531,381  $ 3,461,812  $ 3,552,067
                                         -----------  -----------  -----------
Adjustments to reconcile net income to
 net cash provided by operating
 activities:
 Depreciation..........................      214,468      206,497      199,696
 Amortization..........................           --        1,462        2,000
 Minority interest in income of
  consolidated joint venture...........        8,522        8,663        9,066
 Equity in earnings of unconsolidated
  joint ventures, net of
  distributions........................       74,288       75,898       73,630
 Gain on sale of land and building.....     (132,238)          --      (67,214)
 Decrease (increase) in receivables....      (71,222)      46,834       10,222
 Increase in prepaid expenses..........         (374)      (3,852)        (664)
 Decrease in net investment in direct
  financing leases.....................      211,942      160,007      141,684
 Increase in accrued rental income.....     (201,022)    (315,028)    (309,574)
 Increase (decrease) in accounts
  payable and accrued expenses.........      (14,156)      14,317       (1,057)
 Increase (decrease) in due to related
  parties..............................        3,337       (5,395)       7,004
 Increase (decrease) in rents paid in
  advance and deposits.................      (28,509)      44,587      (89,498)
                                         -----------  -----------  -----------
   Total adjustments...................       65,036      233,990      (24,705)
                                         -----------  -----------  -----------
Net Cash Provided by Operating
 Activities............................  $ 3,596,417  $ 3,695,802  $ 3,527,362
                                         ===========  ===========  ===========
Supplemental Schedule of Non-Cash
 Financing Activities:
 Distributions declared and unpaid at
  December 31..........................  $   900,001  $   940,000  $   940,000
                                         ===========  ===========  ===========

                See accompanying notes to financial statements.

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

                         NOTES TO FINANCIAL STATEMENTS

                  Years Ended December 31, 1997, 1996 and 1995

1. Significant Accounting Policies

   Organization and Nature of Business--CNL Income Fund X, Ltd. (the "Partnership") is a Florida limited partnership that was organized for the purpose of acquiring both newly constructed and existing restaurant properties, as well as properties upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food and family-style restaurant chains.

   The general partners of the Partnership are CNL Realty Corporation (the "Corporate General Partner"), James M. Seneff, Jr. and Robert A. Bourne. Mr. Seneff and Mr. Bourne are also 50 percent shareholders of the Corporate General Partner. The general partners have responsibility for managing the day-to-day operations of the Partnership.

   Real Estate and Lease Accounting--The Partnership records the acquisition of land and buildings at cost, including acquisition and closing costs. Land and buildings are leased to unrelated third parties on a triple-net basis, whereby the tenant is generally responsible for all operating expenses relating to the property, including property taxes, insurance, maintenance and repairs. The leases are accounted for using either the direct financing or the operating methods. Such methods are described below:

     Direct financing method--The leases accounted for using the direct financing method are recorded at their net investment (which at the inception of the lease generally represents the cost of the asset) (Note
  4). Unearned income is deferred and amortized to income over the lease terms so as to produce a constant periodic rate of return on the Partnership's net investment in the leases.

     Operating method--Land and building leases accounted for using the operating method are recorded at cost, revenue is recognized as rentals are earned and depreciation is charged to operations as incurred. Buildings are depreciated on the straight-line method over their estimated useful lives of 30 years. When scheduled rentals vary during the lease term, income is recognized on a straight-line basis so as to produce a constant periodic rent over the lease term commencing on the date the property is placed in service.

  Accrued rental income represents the aggregate amount of income recognized on a straight-line basis in excess of scheduled rental payments to date.

   When the properties are sold, the related cost and accumulated depreciation for operating leases and the net investment for direct financing leases, plus any accrued rental income, are removed from the accounts and gains or losses from sales are reflected in income. The general partners of the Partnership review properties for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through operations. The general partners determine whether an impairment in value has occurred by comparing the estimated future undiscounted cash flows, including the residual value of the property, with the carrying cost of the individual property. If an impairment is indicated, the assets are adjusted to their fair value.

   When the collection of amounts recorded as rental or other income is considered to be doubtful, an adjustment is made to increase the allowance for doubtful accounts, which is netted against receivables, and to decrease rental or other income or increase bad debt expense for the current period, although the Partnership continued to pursue collection of such amounts. If amounts are subsequently determined to be uncollectible, the corresponding receivable and allowance for doubtful accounts are decreased accordingly.

   Investment in Joint Ventures--The Partnership accounts for its 88.26% interest in Allegan Real Estate Joint Venture using the consolidation method. Minority interest represents the minority joint venture partner's

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)

proportionate share of the equity in the Partnership's consolidated joint venture. All significant intercompany accounts and transactions have been eliminated.

   The Partnership's investments in CNL Restaurant Investments III, Williston Real Estate Joint Venture and Ashland Joint Venture, and the property in Clinton, North Carolina, and the property in Miami, Florida, for which each property is held as tenants-in-common with affiliates, are accounted for using the equity method since the Partnership shares control with affiliates which have the same general partners.

   Cash and Cash Equivalents--The Partnership considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents consist of demand deposits at commercial banks and money market funds (some of which are backed by government securities). Cash equivalents are stated at cost plus accrued interest, which approximates market value.

   Cash accounts maintained on behalf of the Partnership in demand deposits at commercial banks and money market funds may exceed federally insured levels; however, the Partnership has not experienced any losses in such accounts. The Partnership limits investment of temporary cash investments to financial institutions with high credit standing; therefore, the Partnership believes it is not exposed to any significant credit risk on cash and cash equivalents.

   Income Taxes--Under Section 701 of the Internal Revenue Code, all income, expenses and tax credit items flow through to the partners for tax purposes. Therefore, no provision for federal income taxes is provided in the accompanying financial statements. The Partnership is subject to certain state taxes on its income and property.

   Additionally, for tax purposes, syndication costs are included in Partnership equity and in the basis of each partner's investment. For financial reporting purposes, syndication costs are netted against partners' capital and represent a reduction of Partnership equity and a reduction in the basis of each partner's investment.

   Use of Estimates--The general partners of the Partnership have made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. The more significant areas requiring the use of management estimates relate to the allowance for doubtful accounts and future cash flows associated with long-lived assets. Actual results could differ from those estimates.

2. Leases

   The Partnership leases its land and buildings to operators of national and regional fast-food and family-style restaurants. The leases are accounted for under the provisions of Statement of Financial Accounting Standards No. 13, "Accounting for Leases." Some of the leases have been classified as operating leases and some of the leases have been classified as direct financing leases. For the leases classified as direct financing leases, the building portions of the property leases are accounted for as direct financing leases while the land portions of the majority of these leases are operating leases. Substantially all leases are for 15 to 20 years and provide for minimum and contingent rentals. In addition, the tenant pays all property taxes and assessments, fully maintains the interior and exterior of the building and carries insurance coverage for public liability, property damage, fire and extended coverage. The lease options generally allow tenants to renew the leases for two to five successive five-year periods subject to the same terms and conditions as the initial lease. Most leases also allow the tenant to purchase the property at fair market value after a specified portion of the lease has elapsed.

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)


3. Land and Buildings on Operating Leases

   Land and buildings on operating leases consisted of the following at December 31:

                                                          1997         1996
                                                       -----------  -----------
      Land............................................ $ 9,947,295  $ 9,926,720
      Buildings.......................................   6,875,851    6,196,451
                                                       -----------  -----------
                                                        16,823,146   16,123,171
      Less accumulated depreciation...................  (1,113,247)    (898,779)
                                                       -----------  -----------
                                                       $15,709,899  $15,224,392
                                                       ===========  ===========

   In September 1997, the Partnership sold its property in Fremont, California, to the franchisor, for $1,420,000 and received net sales proceeds (net of $2,745 which represents amounts due to the former tenant for prorated rent) of $1,363,805, resulting in a gain of $132,238 for financial reporting purposes. This property was originally acquired by the Partnership in March 1992 and had a cost of approximately $1,116,900, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the property for approximately $249,700 in excess of its original purchase price. In October 1997, the Partnership reinvested approximately $1,277,300 in a Boston Market property located in Homewood, Alabama.

   Some leases provide for escalating guaranteed minimum rents throughout the lease term. Income from these scheduled rent increases is recognized on a straight-line basis over the terms of the leases. For the years ended December 31, 1997, 1996 and 1995, the Partnership recognized $201,021, $315,029 and
$309,574, respectively, of such rental income.

   The following is a schedule of the future minimum lease payments to be received on noncancellable operating leases at December 31, 1997:

      1998.......................................................... $ 1,796,664
      1999..........................................................   1,817,764
      2000..........................................................   1,830,536
      2001..........................................................   1,875,201
      2002..........................................................   2,004,123
      Thereafter....................................................  16,727,751
                                                                     -----------
                                                                     $26,052,039
                                                                     ===========

   Since lease renewal periods are exercisable at the option of the tenant, the above table only presents future minimum lease payments due during the initial lease terms. In addition, this table does not include any amounts for future contingent rentals which may be received on the leases based on a percentage of the tenant's gross sales.

4. Net Investment in Direct Financing Leases

   The following lists the components of the net investment in direct financing leases at December 31:

                                                          1997         1996
                                                       -----------  -----------
      Minimum lease payments receivable............... $25,273,063  $27,990,876
      Estimated residual values.......................   4,225,008    4,375,790
      Less unearned income............................ (16,037,946) (18,146,861)
                                                       -----------  -----------
      Net investment in direct financing leases....... $13,460,125  $14,219,805
                                                       ===========  ===========

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)


   In September 1997, the Partnership sold its property in Fremont, California, for which the building portion had been classified as a direct financing lease. In connection therewith, the gross investment (minimum lease payment receivable and estimated residual value) and unearned income relating to this property were removed from the accounts and the gain from the sale relating to the land portion of the property was reflected in income (Note 3).

   The following is a schedule of future minimum lease payments to be received on the direct financing leases at December 31, 1997:

      1998.......................................................... $ 1,758,896
      1999..........................................................   1,761,323
      2000..........................................................   1,762,806
      2001..........................................................   1,770,249
      2002..........................................................   1,800,446
      Thereafter....................................................  16,419,343
                                                                     -----------
                                                                     $25,273,063
                                                                     ===========

   The above table does not include future minimum lease payments for renewal periods or for contingent rental payments that may become due in future periods (see Note 3).

   During the year ended December 31, 1996, one of the Partnership's leases was amended. As a result of the lease amendment, the Partnership reclassified this lease from a direct financing lease to an operating lease, whereby the property was recorded at its net carrying value of $567,923.

5. Investment in Joint Ventures

   The Partnership has a 50 percent, a 10.51% and a 41 percent interest in the profits and losses of CNL Restaurant Investments III, Ashland Joint Venture and Williston Real Estate Joint Venture, respectively. The remaining interests in these joint ventures are held by affiliates of the Partnership which have the same general partners.

   In January 1996, the Partnership acquired and leased a property in Clinton, North Carolina, as tenants-in-common with affiliates of the general partners. The Partnership accounts for its investment in this property using the equity method since the Partnership shares control with affiliates, and amounts relating to its investment are included in investment in joint ventures. As of December 31, 1997, the Partnership owned a 13.37% interest in this property.

   In December 1997, the Partnership acquired and leased a property in Miami, Florida, as tenants-in-common with affiliates of the general partners. The Partnership accounts for its investment in this property using the equity method since the Partnership shares control with affiliates, and amounts relating to its investment are included in investment in joint ventures. As of December 31, 1997, the Partnership owned a 6.69% interest in this property.

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)


   CNL Restaurant Investments III owns and leases six properties to an operator of national fast-food restaurants. Ashland Joint Venture, Williston Real Estate Joint Venture and the Partnership and affiliates as tenants-in-common in two separate tenancy-in-common arrangements, each own and lease one property to an operator of national fast-food or family-style restaurants. The following presents the joint ventures' combined, condensed financial information at December 31:

                                                             1997       1996
                                                          ---------- ----------
Land and buildings on operating leases, less accumulated
 depreciation...........................................  $9,573,341 $7,822,804
Net investment in direct financing lease................     661,991    658,422
Cash....................................................       8,197      1,750
Receivables.............................................      26,766      8,164
Prepaid expenses........................................      22,852     21,910
Liabilities.............................................       7,415      1,094
Partners' capital.......................................  10,285,732  8,511,956
Revenues................................................     930,470    916,897
Net income..............................................     695,878    686,789

   The Partnership recognized income totalling $278,919, $278,371 and $267,799 for the years ended December 31, 1997, 1996 and 1995, respectively, from these joint ventures.

6. Restricted Cash

   As of December 31, 1997, net sales proceeds of $89,702 from the sale of the property in Fremont, California, plus accrued interest of $2,534, were being held in an interest-bearing escrow account pending the release of funds by the escrow agent to acquire an additional property.

7. Allocations and Distributions

   Generally, all net income and net losses of the Partnership, excluding gains and losses from the sale of properties, are allocated 99 percent to the limited partners and one percent to the general partners. Distributions of net cash flow are made 99 percent to the limited partners and one percent to the general partners; provided, however, that the one percent of net cash flow to be distributed to the general partners is subordinated to receipt by the limited partners of an aggregate, ten percent, cumulative, noncompounded annual return on their adjusted capital contributions (the "10% Preferred Return").

   Generally, net sales proceeds from the sale of properties, to the extent distributed, will be distributed first to the limited partners in an amount sufficient to provide them with their 10% Preferred Return, plus the return of their adjusted capital contributions. The general partners will then receive, to the extent previously subordinated and unpaid, a one percent interest in all prior distributions of net cash flow and a return of their capital contributions. Any remaining sales proceeds will be distributed 95 percent to the limited partners and five percent to the general partners. Any gain from the sale of a property is, in general, allocated in the same manner as net sales proceeds are distributable. Any loss from the sale of a property is, in general, allocated first, on a pro rata basis, to partners with positive balances in their capital accounts; and thereafter, 95 percent to the limited partners and five percent to the general partners.

   During the year ended December 31, 1997, the Partnership declared distributions to the limited partners of $3,600,003 and during each of the years ended December 31, 1996 and 1995, the Partnership declared distributions to the limited partners of $3,640,003. No distributions have been made to the general partners to date.

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)


8. Income Taxes

   The following is a reconciliation of net income for financial reporting purposes to net income for federal income tax purposes for the years ended December 31:

                                               1997        1996        1995
                                            ----------  ----------  ----------
Net income for financial reporting
 purposes.................................  $3,531,381  $3,461,812  $3,552,067
Depreciation for tax reporting purposes in
 excess of depreciation for financial
 reporting purposes.......................    (289,098)   (298,518)   (304,027)
Direct financing leases recorded as
 operating leases for tax reporting
 purposes.................................     211,942     160,007     141,684
Equity in earnings of unconsolidated joint
 ventures for tax reporting purposes in
 excess of equity in earnings of
 unconsolidated joint ventures for
 financial reporting purposes.............      15,294      10,839      12,592
Gain on sale of land and building for
 financial reporting purposes in excess of
 gain for tax reporting purposes..........     (42,996)         --     (16,395)
Allowance for doubtful accounts...........     133,428          --          --
Accrued rental income.....................    (201,022)   (315,029)   (309,574)
Rents paid in advance.....................     (22,593)     45,447     (80,403)
Minority interest in timing differences of
 consolidated joint venture...............       1,461       2,184       2,062
Other.....................................          --      (7,738)      9,613
                                            ----------  ----------  ----------
Net income for federal income tax
 purposes.................................  $3,337,797  $3,059,004  $3,007,619
                                            ==========  ==========  ==========

9. Related Party Transactions

   One of the individual general partners, James M. Seneff, Jr., is one of the principal shareholders of CNL Group, Inc., the parent company of CNL Fund Advisors, Inc. The other individual general partner, Robert A. Bourne, served as president of CNL Fund Advisors, Inc. through October 1997. CNL Income Fund Advisors, Inc. was a wholly owned subsidiary of CNL Group, Inc. until its merger, effective January 1, 1996, with CNL Fund Advisors, Inc. During the years ended December 31, 1997, 1996 and 1995, CNL Income Fund Advisors, Inc. and CNL Fund Advisors, Inc. (hereinafter referred to collectively as the "Affiliates") each performed certain services for the Partnership, as described below.

   During the years ended December 31, 1997, 1996 and 1995, certain Affiliates acted as manager of the Partnership's properties pursuant to a management agreement with the Partnership. In connection therewith, the Partnership agreed to pay the Affiliates an annual, noncumulative, subordinated management fee of one percent of the sum of gross revenues from properties wholly owned by the Partnership and the Partnership's allocable share of gross revenues from joint ventures, but not in excess of competitive fees for comparable services. These fees will be incurred and will be payable only after the limited partners receive their 10% Preferred Return. Due to the fact that these fees are noncumulative, if the limited partners do not receive their 10% Preferred Return in any particular year, no management fees will be due or payable for such year. As a result of such threshold, no management fees were incurred during the years ended December 31, 1997, 1996 and 1995.

   Certain Affiliates are also entitled to receive a deferred, subordinated real estate disposition fee, payable upon the sale of one or more properties based on the lesser of one-half of a competitive real estate commission or three percent of the sales price if the Affiliates provide a substantial amount of services in connection with the sale. However, if the net sales proceeds are reinvested in a replacement property, no such real estate

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)

disposition fees will be incurred until such replacement property is sold and the net sales proceeds are distributed. In addition, the real estate disposition fee is subordinated to receipt by the limited partners of their aggregate 10% Preferred Return, plus their adjusted capital contributions. No deferred, subordinated real estate disposition fees have been incurred since inception.

   During the years ended December 31, 1997, 1996 and 1995, the Affiliates provided accounting and administrative services to the Partnership on a day-to-day basis. The Partnership incurred $87,967, $94,496 and $76,108 for the years ended December 31, 1997, 1996 and 1995, respectively, for such services.

   The due to related parties at December 31, 1997 and 1996, totalled $4,946 and $1,609, respectively.

   During 1997, the Partnership acquired a property for a purchase price of $1,277,300 from CNL BB Corp., an affiliate of the general partners. CNL BB Corp. had purchased and temporarily held title to this property in order to facilitate the acquisition of the property by the Partnership. The purchase price paid by the Partnership represented the costs incurred by CNL BB Corp. to acquire and carry the property, including closing costs.

10. Concentration of Credit Risk

   The following schedule presents total rental and earned income from individual lessees, or affiliated groups of lessees, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of total rental and earned income from unconsolidated joint ventures and the properties held as tenants-in-common with affiliates), for at least one of the years ended December 31:

                                                      1997     1996     1995
                                                    -------- -------- --------
      Foodmaker, Inc............................... $646,477 $684,277 $686,417
      Flagstar Enterprises, Inc. and Denny's,
       Inc.........................................  602,913  668,919  674,611
      Golden Corral Corporation....................  548,399  568,164  567,654

   In addition, the following schedule presents total rental and earned income from individual restaurant chains, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of total rental and earned income from unconsolidated joint ventures and the properties held as tenants-in-common with affiliates) for at least one of the years ended December 31:

                                                       1997     1996     1995
                                                     -------- -------- --------
      Burger King................................... $777,378 $714,792 $721,870
      Jack in the Box...............................  646,477  684,277  686,417
      Golden Corral Family Steakhouse Restaurants...  548,399  568,164  567,654
      Shoney's......................................  441,052  439,330  354,457
      Hardees.......................................  403,882  468,037  471,507
      Perkins.......................................  336,983  393,046  449,149

   Although the Partnership's properties are geographically diverse throughout the United States and the Partnership's lessees operate a variety of restaurant concepts, default by any one of these lessees or restaurant chains could significantly impact the results of operations of the Partnership. However, the general partners believe that the risk of such a default is reduced due to the essential or important nature of these properties for the on-going operations of the lessees.

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)


11.  Commitments and Contingencies

   In October 1995, the tenant of the Partnership's property located in Austin, Texas, entered into a sublease agreement for a vacant parcel of land under which the subtenant has the option to purchase such land. The subtenant exercised the purchase option and in accordance with the terms of the sublease agreement, the tenant assigned the purchase contract, together with the purchase contract payment of $69,000, from the subtenant, to the Partnership. As of December 31, 1997, the sale for the vacant parcel of land had not been consummated and as a result, the net proceeds of $68,000 (representing the original $69,000 received by the Partnership, less $1,000 in costs incurred in anticipation of the sale) were recorded as a deposit at December 31, 1997. The contract price of $69,000 exceeds the Partnership's cost attributable to the parcel of land.

12.  Subsequent Events

   During 1997, the Partnership entered into a contract to sell the property in Sacramento, California to the tenant. In January 1998, the Partnership sold this property for $1,250,000 and received net sales proceeds of $1,234,175, resulting in a gain of approximately $163,300 for financial reporting purposes. The Partnership intends to reinvest the net sales proceeds in a replacement property.

                            CNL INCOME FUND XI, LTD.

                              FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                                           Page
                                                                           -----
Condensed Balance Sheets as of September 30, 1998 and December 31, 1997..  F-279

Condensed Statements of Income for the Quarters and Nine Months Ended
 September 30, 1998 and 1997.............................................  F-280

Condensed Statements of Partner's Capital for the Nine Months Ended
 September 30, 1998 and for the Year Ended December 31, 1997 ............  F-281

Condensed Statements of Cash Flows for the Nine Months Ended September
 30, 1998 and 1997.......................................................  F-282

Notes to Condensed Financial Statements for the Quarters and Nine Months
 Ended September 30, 1998 and 1997 ......................................  F-283

Report of Independent Accountants........................................  F-284

Balance Sheets as of December 31, 1997 and 1996..........................  F-285

Statements of Income for the Years Ended December 31, 1997, 1996 and
 1995....................................................................  F-286

Statements of Partner's Capital for the Years Ended December 31, 1997,
 1996 and 1995...........................................................  F-287

Statements of Cash Flows for the Years Ended December 31, 1997, 1996 and
 1995....................................................................  F-288

Notes to Financial Statements for the Years Ended December 31, 1997, 1996
 and 1995................................................................  F-289

                            CNL INCOME FUND XI, LTD.
                        (A Florida Limited Partnership)

                            CONDENSED BALANCE SHEETS

                                                         September  December 31,
                                                         30, 1998       1997
                                                        ----------- ------------
                        ASSETS
Land and buildings on operating leases, less
 accumulated depreciation of $2,799,124 and
 $2,455,129............................................ $23,217,022 $23,561,017
Net investment in direct financing leases..............   6,539,506   6,611,661
Investment in joint ventures...........................   2,528,168   2,567,786
Cash and cash equivalents..............................   1,492,088   1,272,386
Receivables, less allowance for doubtful accounts of
 $20,283 in 1998 ......................................      28,202     119,575
Prepaid expenses.......................................      14,612      13,363
Accrued rental income..................................   1,607,969   1,517,726
Other assets...........................................     122,024     122,024
                                                        ----------- -----------
                                                        $35,549,591 $35,785,538
                                                        =========== ===========
           LIABILITIES AND PARTNERS' CAPITAL
Accounts payable....................................... $     4,393 $     6,508
Escrowed real estate taxes payable.....................      24,764      19,410
Distributions payable..................................     875,006     875,006
Due to related parties.................................       5,263       6,648
Rents paid in advance and deposits.....................      69,832      68,333
                                                        ----------- -----------
  Total liabilities....................................     979,258     975,905
Minority interest......................................     501,915     501,401
Partners' capital......................................  34,068,418  34,308,232
                                                        ----------- -----------
                                                        $35,549,591 $35,785,538
                                                        =========== ===========


                See accompanying notes to financial statements.

                            CNL INCOME FUND XI, LTD.
                        (A Florida Limited Partnership)

                         CONDENSED STATEMENTS OF INCOME

                                     Quarter Ended        Nine Months Ended
                                     September 30,          September 30,
                                  --------------------  ----------------------
                                    1998       1997        1998        1997
                                  ---------  ---------  ----------  ----------
Revenues:
  Rental income from operating
   leases........................ $ 672,887  $ 675,491  $2,023,869  $2,026,676
  Earned income from direct
   financing leases..............   195,141    208,391     608,546     629,142
  Contingent rental income.......    50,903     46,040     113,667     115,123
  Interest and other income......    16,421     25,999     114,469      53,455
                                  ---------  ---------  ----------  ----------
                                    935,352    955,921   2,860,551   2,824,396
                                  ---------  ---------  ----------  ----------
Expenses:
  General operating and
   administrative................    43,130     36,804     117,587     111,662
  Professional services..........     9,699      6,046      23,892      23,451
  Management fees to related
   parties.......................     9,923      9,327      28,975      27,575
  Real estate taxes..............     2,179         --       2,179          --
  State and other taxes..........        --         --      24,370      25,779
  Depreciation and amortization..   114,665    114,665     343,995     344,584
                                  ---------  ---------  ----------  ----------
                                    179,596    166,842     540,998     533,051
                                  ---------  ---------  ----------  ----------
Income Before Minority Interest
 in Income of Consolidated Joint
 Ventures and Equity in Earnings
 of Unconsolidated Joint
 Ventures........................   755,756    789,079   2,319,553   2,291,345
Minority Interest in Income of
 Consolidated Joint Ventures.....   (16,760)   (17,628)    (50,684)    (52,226)
Equity in Earnings of
 Unconsolidated Joint Ventures...    58,730     58,782     156,335     163,945
                                  ---------  ---------  ----------  ----------
Net Income....................... $ 797,726  $ 830,233  $2,425,204  $2,403,064
                                  =========  =========  ==========  ==========
Allocation of Net Income:
  General partners............... $   7,977  $   8,303  $   24,252  $   24,031
  Limited partners...............   789,749    821,930   2,400,952   2,379,033
                                  ---------  ---------  ----------  ----------
                                  $ 797,726  $ 830,233  $2,425,204  $2,403,064
                                  =========  =========  ==========  ==========
Net Income Per Limited Partner
 Unit............................ $    0.20  $    0.21  $     0.60  $     0.59
                                  =========  =========  ==========  ==========
Weighted Average Number of
 Limited Partner Units
 Outstanding..................... 4,000,000  4,000,000   4,000,000   4,000,000
                                  =========  =========  ==========  ==========

                See accompanying notes to financial statements.

                            CNL INCOME FUND XI, LTD.
                        (A Florida Limited Partnership)

                   CONDENSED STATEMENTS OF PARTNERS' CAPITAL

                                                      Nine Months
                                                         Ended      Year Ended
                                                     September 30, December 31,
                                                         1998          1997
                                                     ------------- ------------
General partners:
  Beginning balance.................................  $   176,232  $   143,281
  Net income........................................       24,252       32,951
                                                      -----------  -----------
                                                          200,484      176,232
                                                      -----------  -----------
Limited partners:
  Beginning balance.................................   34,132,000   34,369,896
  Net income........................................    2,400,952    3,262,128
  Distributions ($0.67 and $0.88 limited partner
   unit, respectively)..............................   (2,665,018)  (3,500,024)
                                                      -----------  -----------
                                                       33,867,934   34,132,000
                                                      -----------  -----------
Total partners' capital.............................  $34,068,418  $34,308,232
                                                      ===========  ===========



                See accompanying notes to financial statements.

                            CNL INCOME FUND XI, LTD.
                        (A Florida Limited Partnership)

                       CONDENSED STATEMENTS OF CASH FLOWS

                                                          Nine Months Ended
                                                            September 30,
                                                        ----------------------
                                                           1998        1997
                                                        ----------  ----------
Increase (Decrease) in Cash and Cash Equivalents:
  Net Cash Provided by Operating Activities............ $2,934,890  $2,743,042
                                                        ----------  ----------
  Cash Flows from Investing Activities:
    Investment in joint ventures.......................         --  (1,044,750)
    Decrease in restricted cash........................         --   1,044,750
                                                        ----------  ----------
      Net cash provided by investing activities........         --          --
                                                        ----------  ----------
  Cash Flows from Financing Activities:
    Distributions to limited partners.................. (2,665,018) (2,665,018)
    Distributions to holders of minority interests.....    (50,170)    (41,783)
                                                        ----------  ----------
      Net cash used in financing activities............ (2,715,188) (2,706,801)
                                                        ----------  ----------
Net Increase in Cash and Cash Equivalents..............    219,702      36,241
Cash and Cash Equivalents at Beginning of Period.......  1,272,386   1,225,860
                                                        ----------  ----------
Cash and Cash Equivalents at End of Period............. $1,492,088  $1,262,101
                                                        ==========  ==========
Supplemental Schedule of Non-Cash Investing and
 Financing Activities:
  Land and building under operating lease exchanged for
   land and building under operating lease............. $  850,381  $       --
                                                        ==========  ==========
  Distributions declared and unpaid at end of period... $  875,006  $  875,006
                                                        ==========  ==========


                 See accompanying notes to financial statements

                            CNL INCOME FUND XI, LTD.
                        (A Florida Limited Partnership)

                    NOTES TO CONDENSED FINANCIAL STATEMENTS

           Quarters and Nine Months Ended September 30, 1998 and 1997

1. Basis of Presentation

   The accompanying unaudited condensed financial statements have been prepared in accordance with the instructions to Form 10-Q and do not include all of the information and note disclosures required by generally accepted accounting principles. The financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Operating results for the quarter and nine months ended September 30, 1998, may not be indicative of the results that may be expected for the year ending December 31, 1998. Amounts as of December 31, 1997, included in the financial statements, have been derived from audited financial statements as of that date.

   These unaudited financial statements should be read in conjunction with the financial statements and notes thereto included in Form 10-K of CNL Income Fund XI, Ltd. (the "Partnership") for the year ended December 31, 1997.

   The Partnership accounts for its 85 percent interest in Denver Joint Venture and its 77.33% interest in CNL/Airport Joint Venture using the consolidation method. Minority interests represent the minority joint venture partners' proportionate share of equity in the Partnership's consolidated joint ventures. All significant intercompany accounts and transactions have been eliminated.

   In May 1998, the Financial Accounting Standards Board reached a consensus in EITF 98-9, entitled "Accounting for Contingent Rent in the Interim Financial Periods." Adoption of this consensus did not have a material effect on the Partnership's financial position or results of operations.

2. Land and Building on Operating Leases

   In September 1998, the tenant of the property in Columbus, Ohio, exercised its option under the terms of its lease agreement, to exchange one existing property with a replacement property. In conjunction therewith, the Partnership exchanged the Burger King property in Columbus, Ohio, for a Burger King property in Danbury, Connecticut. The lease for the property in Columbus, Ohio, was amended to allow the property in Danbury, Connecticut to continue under the terms of the original lease. All closing costs were paid by the tenant. The Partnership accounted for this as a nonmonetary exchange of similar assets and recorded the acquisition of the property in Danbury, Connecticut at the net book value of the property in Columbus, Ohio. No gain or loss was recognized due to this being accounted for as a nonmonetary exchange of similar assets.

3. Subsequent Event

   In October 1998, the Partnership sold its property in Nashua, New Hampshire, to a third party for $1,748,000 and received net sales proceeds of $1,630,296, resulting in a gain of $461,862 for financial reporting purposes.

                       Report of Independent Accountants

To the Partners
CNL Income Fund XI, Ltd.

   We have audited the accompanying balance sheets of CNL Income Fund XI, Ltd. (a Florida limited partnership) as of December 31, 1997 and 1996 and the related statements of income, partners' capital and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CNL Income Fund XI, Ltd. as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.

/s/ Coopers & Lybrand L.L.P.

Orlando, Florida
January 16, 1998

                            CNL INCOME FUND XI, LTD.
                        (A Florida Limited Partnership)

                                 BALANCE SHEETS

                                                            December 31,
                                                       -----------------------
                                                          1997        1996
                                                       ----------- -----------
                        ASSETS
Land and buildings on operating leases, less
 accumulated depreciation............................. $23,561,017 $24,019,677
Net investment in direct financing leases.............   6,611,661   6,686,367
Investment in joint ventures..........................   2,567,786   1,537,430
Cash and cash equivalents.............................   1,272,386   1,225,860
Restricted cash.......................................          --   1,047,822
Receivables, less allowance for doubtful accounts
 $14,746 in 1996......................................     119,575      92,546
Prepaid expenses......................................      13,363      13,227
Organization costs, less accumulated amortization of
 $10,000 and $9,411...................................          --         589
Accrued rental income.................................   1,517,726   1,257,503
Other assets..........................................     122,024     122,024
                                                       ----------- -----------
                                                       $35,785,538 $36,003,045
                                                       =========== ===========

           LIABILITIES AND PARTNERS CAPITAL
Accounts payable...................................... $     6,508 $     2,202
Escrowed real estate taxes payable....................      19,410      21,573
Distributions payable.................................     875,006     915,006
Due to related parties................................       6,648       2,121
Rents paid in advance and deposits....................      68,333      61,196
                                                       ----------- -----------
  Total liabilities...................................     975,905   1,002,098
Commitment (Note 11)
Minority interests....................................     501,401     487,770
Partners' capital.....................................  34,308,232  34,513,177
                                                       ----------- -----------
                                                       $35,785,538 $36,003,045
                                                       =========== ===========


                See accompanying notes to financial statements.

                            CNL INCOME FUND XI, LTD.
                        (A Florida Limited Partnership)

                              STATEMENTS OF INCOME

                                                Year Ended December 31,
                                            ----------------------------------
                                               1997        1996        1995
                                            ----------  ----------  ----------
Revenues:
  Rental income from operating leases...... $2,702,558  $2,765,327  $2,774,204
  Earned income from direct financing
   leases..................................    841,426     850,650     835,181
  Contingent rental income.................    225,888     251,312     200,198
  Interest and other income................     62,440      61,403      62,599
                                            ----------  ----------  ----------
                                             3,832,312   3,928,692   3,872,182
                                            ----------  ----------  ----------
Expenses:
  General operating and administrative.....    148,380     164,642     135,605
  Professional services....................     32,077      30,984      22,995
  Management fees to related parties.......     37,974      37,293      36,930
  State and other taxes....................     25,779      14,650      41,596
  Depreciation and amortization............    459,249     478,198     481,226
                                            ----------  ----------  ----------
                                               703,459     725,767     718,352
                                            ----------  ----------  ----------
Income Before Minority Interests in Income
 of Consolidated Joint Ventures, Equity in
 Earnings of Unconsolidated Joint Ventures
 and Gain on Sale of Land and Building.....  3,128,853   3,202,925   3,153,830
Minority Interests in Income of
 Consolidated Joint Ventures...............    (69,877)    (70,116)    (70,038)
Equity in Earnings of Unconsolidated Joint
 Ventures..................................    236,103     118,211     118,384
Gain on Sale of Land and Building..........         --     213,685          --
                                            ----------  ----------  ----------
Net Income................................. $3,295,079  $3,464,705  $3,202,176
                                            ==========  ==========  ==========
Allocation of Net Income:
  General partners......................... $   32,951  $   33,356  $   32,021
  Limited partners.........................  3,262,128   3,431,349   3,170,155
                                            ----------  ----------  ----------
                                            $3,295,079  $3,464,705  $3,202,176
                                            ==========  ==========  ==========
Net Income Per Limited Partner Unit........ $     0.82  $     0.86  $     0.79
                                            ==========  ==========  ==========
Weighted Average Number of Limited Partner
 Units Outstanding.........................  4,000,000   4,000,000   4,000,000
                                            ==========  ==========  ==========


                See accompanying notes to financial statements.

                            CNL INCOME FUND XI, LTD.

                        (A Florida Limited Partnership)

                        STATEMENTS OF PARTNERS' CAPITAL

                  Years Ended December 31, 1997, 1996 and 1995

                              General Partners                       Limited Partners
                          ------------------------- ----------------------------------------------------
                                        Accumulated                              Accumulated Syndication
                          Contributions  Earnings   Contributions Distributions   Earnings      Costs        Total
                          ------------- ----------- ------------- -------------  ----------- -----------  ------------
Balance, December 31,
 1994...................     $1,000      $ 76,904    $40,000,000  $ (7,975,039)  $ 7,613,478 $(4,790,000) $ 34,926,343
 Distributions to
  limited partners
  ($0.89 per limited
  partner unit).........         --            --             --    (3,540,023)           --          --    (3,540,023)
 Net income.............         --        32,021             --            --     3,170,155          --     3,202,176
                             ------      --------    -----------  ------------   ----------- -----------  ------------
Balance, December 31,
 1995...................      1,000       108,925     40,000,000   (11,515,062)   10,783,633  (4,790,000)   34,588,496
 Distributions to
  limited partners
  ($0.89 per limited
  partners unit)........         --            --             --    (3,540,024)           --          --    (3,540,024)
 Net income.............         --        33,356             --            --     3,431,349          --     3,464,705
                             ------      --------    -----------  ------------   ----------- -----------  ------------
Balance, December 31,
 1996...................      1,000       142,281     40,000,000   (15,055,086)   14,214,982  (4,790,000)   34,513,177
 Distributions to
  limited partners
  ($0.88 per limited
  partners unit)........         --            --             --    (3,500,024)           --        ----    (3,500,024)
 Net income.............         --        32,951             --            --     3,262,128          --     3,295,079
                             ------      --------    -----------  ------------   ----------- -----------  ------------
Balance, December 31,
 1997...................     $1,000      $175,232    $40,000,000  $(18,555,110)  $17,477,110 $(4,790,000) $34,30 8,232
                             ======      ========    ===========  ============   =========== ===========  ============


                See accompanying notes to financial statements.

                            CNL INCOME FUND XI, LTD.

                        (A Florida Limited Partnership)

                            STATEMENTS OF CASH FLOWS

                                                Year Ended December 31,
                                          -------------------------------------
                                             1997         1996         1995
                                          -----------  -----------  -----------
Increase (Decrease) in Cash and Cash
 Equivalents:
 Cash received from tenants.............  $ 3,585,979  $ 3,657,138  $ 3,693,039
 Distributions from unconsolidated
  joint ventures........................      250,497      148,375      141,377
 Cash paid for expenses.................     (237,312)    (251,408)    (233,423)
 Interest received......................       43,632       47,609       51,192
                                          -----------  -----------  -----------
   Net cash provided by operating
    activities..........................    3,642,796    3,601,714    3,652,185
                                          -----------  -----------  -----------
Cash Flows From Investing Activities:
 Proceeds from sale of land and
  building..............................           --    1,044,750           --
 Investment in joint venture............   (1,044,750)          --           --
 Decrease (increase) in restricted
  cash..................................    1,044,750   (1,044,750)          --
                                          -----------  -----------  -----------
   Net cash provided by investing
    activities..........................           --           --           --
                                          -----------  -----------  -----------
Cash Flows From Financing Activities:
 Distributions to limited partners......   (3,540,024)  (3,540,024)  (3,500,023)
 Distributions to holders of minority
  interests.............................      (56,246)     (58,718)     (54,227)
                                          -----------  -----------  -----------
   Net cash used in financing
    activities..........................   (3,596,270)  (3,598,742)  (3,554,250)
                                          -----------  -----------  -----------
Net Increase in Cash and Cash
 Equivalents............................       46,526        2,972       97,935
Cash and Cash Equivalents at Beginning
 of Year................................    1,225,860    1,222,888    1,124,953
                                          -----------  -----------  -----------
Cash and Cash Equivalents at End of
 Year...................................  $ 1,272,386  $ 1,225,860  $ 1,222,888
                                          ===========  ===========  ===========
Reconciliation of Net Income to Net Cash
 Provided by Operating Activities:
 Net income.............................  $ 3,295,079  $ 3,464,705  $ 3,202,176
                                          -----------  -----------  -----------
   Adjustments to reconcile net income to
    net cash provided by operating
    activities:
   Depreciation.........................      458,660      476,198      479,226
   Amortization.........................          589        2,000        2,000
   Gain on sale of land building........           --     (213,685)          --
   Minority interests in income of
    consolidated joint ventures.........       69,877       70,116       70,038
   Equity in earnings of unconsolidated
    joint ventures, net of
    distributions.......................       14,394       30,164       22,993
   Decrease (increase) in receivables...      (23,957)      25,855       58,262
   Decrease (increase) in prepaid
    expenses............................         (136)         151       (1,003)
   Decrease in net investment in direct
    financing leases....................       74,706       62,366       55,203
   Increase in accrued rental income....     (260,223)    (296,439)    (269,953)
   Increase (decrease) in accounts
    payable and accrued expenses........        2,143        4,280      (28,847)
   Increase (decrease) in due to related
    parties.............................        4,527       (4,386)       5,106
   Increase (decrease) in rents paid in
    advance and deposits................        7,137      (19,611)      56,984
                                          -----------  -----------  -----------
   Total adjustments....................      347,717      137,009      450,009
                                          -----------  -----------  -----------
Net Cash Provided by Operating
 Activities.............................  $ 3,642,796  $ 3,601,714  $ 3,652,185
                                          ===========  ===========  ===========
Supplemental Schedule of Non-Cash
 Financing Activities:
 Distributions declared and unpaid at
  December 31...........................  $   875,006  $   915,006  $   915,006
                                          ===========  ===========  ===========

                See accompanying notes to financial statements.

                            CNL INCOME FUND XI, LTD.
                        (A Florida Limited Partnership)

                         NOTES TO FINANCIAL STATEMENTS

                  Years Ended December 31, 1997, 1996 and 1995

1. Significant Accounting Policies

   Organization and Nature of Business--CNL Income Fund XI, Ltd. (the "Partnership") is a Florida limited partnership that was organized for the purpose of acquiring both newly constructed and existing restaurant properties, as well as properties upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food and family-style restaurant chains.

   The general partners of the Partnership are CNL Realty Corporation (the "Corporate General Partner"), James M. Seneff, Jr. and Robert A. Bourne. Mr. Seneff and Mr. Bourne are also 50 percent shareholders of the Corporate General Partner. The general partners have responsibility for managing the day-to-day operations of the Partnership.

   Real Estate and Lease Accounting--The Partnership records the acquisition of land and buildings at cost, including acquisition and closing costs. Land and buildings are leased to unrelated third parties on a triple-net basis, whereby the tenant is generally responsible for all operating expenses relating to the property, including property taxes, insurance, maintenance and repairs. The leases are accounted for using either the direct financing or the operating methods. Such methods are described below:

     Direct financing method--The leases accounted for using the direct financing method are recorded at their net investment (which at the inception of the lease generally represents the cost of the asset) (Note
  4). Unearned income is deferred and amortized to income over the lease terms so as to produce a constant periodic rate of return on the Partnership's net investment in the leases.

     Operating method--Land and building leases accounted for using the operating method are recorded at cost, revenue is recognized as rentals are earned and depreciation is charged to operations as incurred. Buildings are depreciated on the straight-line method over their estimated useful lives of 30 years. When scheduled rentals vary during the lease term, income is recognized on a straight-line basis so as to produce a constant periodic rent over the lease term commencing on the date the property is placed in service.

  Accrued rental income represents the aggregate amount of income recognized on a straight-line basis in excess of scheduled rental payments to date.

   When the properties are sold, the related cost and accumulated depreciation for operating leases and the net investment for direct financing leases, plus any accrued rental income, are removed from the accounts and gains or losses from sales are reflected in income. The general partners of the Partnership review properties for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through operations. The general partners determine whether an impairment in value has occurred by comparing the estimated future undiscounted cash flows, including the residual value of the property, with the carrying cost of the individual property. If an impairment is indicated, the assets are adjusted to the fair value.

   When the collection of amounts recorded as rental or other income is considered to be doubtful, an adjustment is made to increase the allowance for doubtful accounts, which is netted against receivables and accrued rental income, and to decrease rental or other income or increase bad debt expense for the current period, although the Partnership continues to pursue collection of such amounts. If amounts are subsequently determined to be uncollectible, the corresponding receivable and allowance for doubtful accounts are decreased accordingly.

                            CNL INCOME FUND XI, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)


   Investment in Joint Ventures--The Partnership accounts for its 85 percent interest in Denver Joint Venture and its 77.33% interest in CNL/Airport Joint Venture using the consolidation method. Minority interests represent the minority joint venture partners' proportionate share of equity in the Partnership's consolidated joint ventures. All significant intercompany accounts and transactions have been eliminated.

   The Partnership's investments in Ashland Joint Venture and Des Moines Real Estate Joint Venture, and a property in Corpus Christi, Texas, for which the property is held as tenants-in-common, are accounted for using the equity method since the Partnership shares control with affiliates which have the same general partners.

   Cash and Cash Equivalents--The Partnership considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents consist of demand deposits at commercial banks and money market funds (some of which are backed by government securities). Cash equivalents are stated at cost plus accrued interest, which approximates market value.

   Cash accounts maintained on behalf of the Partnership in demand deposits at commercial banks and money market funds may exceed federally insured levels; however, the Partnership has not experienced any losses in such accounts. The Partnership limits investment of temporary cash investments to financial institutions with high credit standing; therefore, the Partnership believes it is not exposed to any significant credit risk on cash and cash equivalents.

   Organization Costs--Organization costs are amortized over five years using the straight-line method.

   Income Taxes--Under Section 701 of the Internal Revenue Code, all income, expenses and tax credit items flow through to the partners for tax purposes. Therefore, no provision for federal income taxes is provided in the accompanying financial statements. The Partnership is subject to certain state taxes on its income and property.

   Additionally, for tax purposes, syndication costs are included in Partnership equity and in the basis of each partner's investment. For financial reporting purposes, syndication costs are netted against partners' capital and represent a reduction of Partnership equity and a reduction in the basis of each partner's investment.

   Use of Estimates--The general partners of the Partnership have made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. The more significant use of management estimates relate to the allowance for doubtful accounts and future cash flows associated with long-lived assets. Actual results could differ from those estimates.

2. Leases

   The Partnership leases its land and buildings to operators of national and regional fast-food and family-style restaurants. The leases are accounted for under the provisions of Statement of Financial Accounting Standards No. 13, "Accounting for Leases." Some of the leases are classified as operating leases and some of the leases have been classified as direct financing leases. For the leases classified as direct financing leases, the building portions of the property leases are accounted for as direct financing leases while the land portions of the majority of these leases are operating leases. Substantially all leases are for 14 to 20 years and provide for minimum and contingent rentals. In addition, the tenant pays all property taxes and assessments, fully maintains the interior and exterior of the building and carries insurance coverage for public liability, property damage, fire and extended coverage. The lease options generally allow tenants to renew the leases for two to five successive five-year periods subject to the same terms and conditions as the initial lease. Most leases also allow the tenant to purchase the property at fair market value after a specified portion of the lease has elapsed.

                            CNL INCOME FUND XI, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)


3. Land and Buildings on Operating Leases

   Land and buildings on operating leases consisted of the following at December 31:

                                                          1997         1996
                                                       -----------  -----------
      Land............................................ $12,269,964  $12,269,964
      Buildings.......................................  13,746,182   13,746,182
                                                       -----------  -----------
                                                        26,016,146   26,016,146
      Less accumulated depreciation...................  (2,455,129)  (1,996,469)
                                                       -----------  -----------
                                                       $23,561,017  $24,019,677
                                                       ===========  ===========

   In November 1996, the Partnership sold its property in Philadelphia, Pennsylvania, for $1,050,000 and received net sales proceeds of $1,044,750, resulting in a gain of $213,685 for financial reporting purposes. This property was originally acquired by the Partnership in September 1992, and had a cost of approximately $877,900, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the property for approximately $166,900 in excess of its original purchase price.

   Some leases provide for escalating guaranteed minimum rents throughout the lease term. Income from these scheduled rent increases is recognized on a straight-line basis over the terms of the leases. For the years ended December 31, 1997, 1996 and 1995, the Partnership recognized $260,223, $296,439 and
$269,953, respectively, of such rental income.

   The following is a schedule of the future minimum lease payments to be received on noncancellable operating leases at December 31, 1997:

      1998.......................................................... $ 2,584,403
      1999..........................................................   2,592,664
      2000..........................................................   2,592,664
      2001..........................................................   2,601,669
      2002..........................................................   2,650,408
      Thereafter....................................................  19,991,002
                                                                     -----------
                                                                     $33,012,810
                                                                     ===========

   Since lease renewal periods are exercisable at the option of the tenant, the above table only presents future minimum lease payments due during the initial lease terms. In addition, this table does not include any amounts for future contingent rentals which may be received on the leases based on a percentage of the tenant's gross sales.

4. Net Investment in Direct Financing Leases

   The following lists the components of the net investment in direct financing leases at December 31:

                                                          1997         1996
                                                       -----------  -----------
      Minimum lease payments receivable............... $13,834,907  $14,744,153
      Estimated residual values.......................   2,144,114    2,144,114
      Less unearned income............................  (9,367,360) (10,201,900)
                                                       -----------  -----------
      Net investment in direct financing leases....... $ 6,611,661  $ 6,686,367
                                                       ===========  ===========

                            CNL INCOME FUND XI, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)


   The following is a schedule of future minimum lease payments to be received on the direct financing leases at December 31, 1997:

      1998.......................................................... $   921,552
      1999..........................................................     921,552
      2000..........................................................     921,552
      2001..........................................................     921,552
      2002..........................................................     926,847
      Thereafter....................................................   9,221,852
                                                                     -----------
                                                                     $13,834,907
                                                                     ===========

   The above table does not include future minimum lease payments for renewal periods or for contingent rental payments that may become due in future periods (see Note 3).

5. Investment in Joint Ventures

   The Partnership has a 62.16% and a 76.6% interest in the profits and losses of Ashland Joint Venture and Des Moines Real Estate Joint Venture, respectively. The remaining interests in these joint ventures are held by affiliates of the Partnership which have the same general partners.

   In January 1997, the Partnership acquired a 72.5% interest in a Black-eyed Pea property in Corpus Christi, Texas, as tenants-in-common with an affiliate of the general partners. The Partnership accounts for its investment in this property using the equity method since the Partnership shares control with an affiliate, and amounts relating to its investment are included in investment in joint ventures.

   Ashland Joint Venture, Des Moines Real Estate Joint Venture and the Partnership and affiliates, as tenants-in-common, each own and lease one property to an operator of national fast-food restaurants. The following presents the joint ventures' combined, condensed financial information at December 31:

                                                             1997       1996
                                                          ---------- ----------
Land and buildings on operating leases, less accumulated
 depreciation...........................................  $3,511,507 $2,152,524
Cash....................................................         621        722
Receivables.............................................      21,638         --
Prepaid expenses........................................       6,939      6,606
Accrued rental income...................................      99,429     59,917
Liabilities.............................................         466        343
Partners' capital.......................................   3,639,668  2,219,426
Revenues................................................     430,923    239,454
Net income..............................................     334,962    169,376


   The Partnership recognized income totalling $236,103, $118,211 and $118,384 for the years ended December 31, 1997, 1996 and 1995, respectively, from these joint ventures.

6. Restricted Cash

   As of December 31, 1996, the net sales proceeds of $1,044,750 from the sale of the property in Philadelphia, Pennsylvania, plus accrued interest of $3,072, were being held in an interest-bearing escrow account pending the release of funds by the escrow agent to acquire an additional property. In January 1997 these proceeds were reinvested in a Black-eyed Pea property in Corpus Christi, Texas, as tenants-in-common with an affiliate of the general partners (see Note
5).

                            CNL INCOME FUND XI, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)


7. Allocations and Distributions

   Generally, all net income and net losses of the Partnership, excluding gains and losses from the sale of properties, are allocated 99 percent to the limited partners and one percent to the general partners. Distributions of net cash flow are made 99 percent to the limited partners and one percent to the general partners; provided, however, that the one percent of net cash flow to be distributed to the general partners is subordinated to receipt by the limited partners of an aggregate, ten percent, cumulative, noncompounded annual return on their invested capital contributions (the "Limited Partners' 10% Return").

   Generally, net sales proceeds from the sale of properties, to the extent distributed, will be distributed first to the limited partners in an amount sufficient to provide them with their Limited Partners' 10% Return, plus the return of their adjusted capital contributions. The general partners will then receive, to the extent previously subordinated and unpaid, a one percent interest in all prior distributions of net cash flow and a return of their capital contributions. Any remaining sales proceeds will be distributed 95 percent to the limited partners and five percent to the general partners. Any gain from the sale of a property is, in general, allocated in the same manner as net sales proceeds are distributable. Any loss from the sale of a property is, in general, allocated first, on a pro rata basis, to partners with positive balances in their capital accounts; and thereafter, 95 percent to the limited partners and five percent to the general partners.

   During the years ended December 31, 1997, 1996 and 1995, the Partnership declared distributions to the limited partners of $3,500,024, $3,540,024 and $3,540,023, respectively. No distributions have been made to the general partners to date.


8. Income Taxes

   The following is a reconciliation of net income for financial reporting purposes to net income for federal income tax purposes for the years ended December 31:

                                               1997        1996        1995
                                            ----------  ----------  ----------
Net income for financial reporting
 purposes.................................  $3,295,079  $3,464,705  $3,202,176
Depreciation for tax reporting purposes in
 excess of depreciation for financial
 reporting purposes.......................     (43,077)    (39,035)    (37,935)
Gain on sale of land and building for
 financial reporting purposes in excess of
 gain for tax reporting purposes..........          --    (213,685)         --
Direct financing leases recorded as
 operating leases for tax reporting
 purposes.................................      74,706      62,366      55,203
Equity in earnings of unconsolidated joint
 ventures for financial reporting purposes
 in excess of equity in earnings of
 unconsolidated joint ventures for tax
 reporting purposes.......................     (13,296)       (606)     (7,207)
Accrued rental income.....................    (260,223)   (296,439)   (269,953)
Rents paid in advance.....................      22,436     (19,611)     11,087
Minority interests in timing differences
 of consolidated joint ventures...........      14,430      15,933      17,613
Other.....................................     (14,746)     (8,114)     14,237
                                            ----------  ----------  ----------
Net income for federal income tax
 purposes.................................  $3,075,309  $2,965,514  $2,985,221
                                            ==========  ==========  ==========

                            CNL INCOME FUND XI, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)


9. Related Party Transactions

   One of the individual general partners, James M. Seneff, Jr., is one of the principal shareholders of CNL Group, Inc., the parent company of CNL Fund Advisors, Inc. The other individual general partner, Robert A. Bourne, served as president of CNL Fund Advisors, Inc. through October 1997. CNL Income Fund Advisors, Inc. was a wholly owned subsidiary of CNL Group, Inc. until its merger, effective January 1, 1996, with CNL Fund Advisors, Inc. During the years ended December 31, 1997, 1996 and 1995, CNL Income Fund Advisors, Inc. and CNL Fund Advisors, Inc. (hereinafter referred to collectively as the "Affiliates") each performed certain services for the Partnership as described below.

   During the years ended December 31, 1997, 1996 and 1995, certain Affiliates acted as manager of the Partnership's properties pursuant to a management agreement with the Partnership. In connection therewith, the Partnership agreed to pay Affiliates a management fee of one percent of the sum of gross revenues from properties wholly owned by the Partnership and the Partnership's allocable share of gross revenues from joint ventures. The management fee, which will not exceed fees which are competitive for similar services in the same geographic area, may or may not be taken, in whole or in part as to any year, in the sole discretion of the Affiliates. The Partnership incurred management fees of $37,974, $37,293 and $36,930 for the years ended December 31, 1997, 1996 and
1995, respectively.

   Certain Affiliates are also entitled to receive a deferred, subordinated real estate disposition fee, payable upon the sale of one or more properties based on the lesser of one-half of a competitive real estate commission or three percent of the sales price if the Affiliates provide a substantial amount of services in connection with the sale. However, if the sales proceeds are reinvested in a replacement property, no such real estate disposition fees will be incurred until such replacement property is sold and the net sales proceeds are distributed. The payment of the real estate disposition fee is subordinated to receipt by the limited partners of their aggregate 10% Preferred Return, plus their adjusted capital contributions. No deferred, subordinated real estate disposition fees have been incurred since inception.

   During the years ended December 31, 1997, 1996 and 1995, Affiliates provided accounting and administrative services to the Partnership on a day-to-day basis. The Partnership incurred $88,667, $95,845 and $69,156 for the years ended December 31, 1997, 1996 and 1995, respectively, for such services.

   The due to related parties at December 31, 1997 and 1996, totalled $6,648 and $2,121, respectively.

   During 1997, the Partnership and an affiliate of the general partners acquired a property as tenants-in-common for a purchase price of $1,441,057 (of which the Partnership contributed $1,044,750 or 72.50%) from CNL BB Corp., an affiliate of the general partners. CNL BB Corp. had purchased and temporarily held title to this property in order to facilitate the acquisition of the property by the Partnership and the affiliate. The purchase price paid by the Partnership and the affiliate represented the costs incurred by CNL BB Corp. to acquire and carry the property, including closing costs.

                            CNL INCOME FUND XI, LTD.
                        (A Limited Florida Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)


10. Concentration of Credit Risk

   The following schedule presents total rental and earned income from individual lessees, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of rental and earned income from the unconsolidated joint ventures and the property held as tenants-in-common with an affiliate of the general partners), for at lease one of the years ended December 31:

                                                      1997     1996     1995
                                                    -------- -------- --------
Flagstar Enterprises, Inc., Denny's, Inc. and
 Quincy's Restaurants, Inc......................... $780,502 $774,347 $785,556
Foodmaker, Inc.....................................  768,032  768,032  768,032
Burger King Corporation and BK Acquisition, Inc....  733,620  712,334  712,334
Golden Corral Corporation..........................  538,871  538,355  529,854
DenAmerica Corporation.............................  489,623  381,129       --

   In addition, the following schedule presents total rental and earned income from individual restaurant chains, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of total rental and earned income from the unconsolidated joint ventures and the property held as tenants-in-common with an affiliate of the general partners), for the years ended December 31:

                                                  1997       1996       1995
                                               ---------- ---------- ----------
Burger King................................... $1,198,027 $1,271,606 $1,237,483
Jack in the Box...............................    768,032    768,032    768,032
Denny's.......................................    854,141    747,341    821,011
Golden Corral Family Steakhouse Restaurants...    538,871    538,355    529,854

   Although the Partnership's properties are geographically diverse throughout the United States and the Partnership's lessees operate a variety of restaurant concepts, default by any one of these lessees or restaurant chains could significantly impact the results of operations of the Partnership. However, the general partners believe that the risk of such a default is reduced due to the essential or important nature of these properties for the on-going operations of the lessees.

11. Commitment

   During 1996, the Partnership entered into an agreement with an unrelated third party to sell the Burger King property in Nashua, New Hampshire. The general partners believe that the anticipated sales price will exceed the Partnership's cost attributable to the property; however, as of January 16, 1998, the sale had not occurred.

                           CNL INCOME FUND XII, LTD.

                              FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                                          Page
                                                                          -----
Condensed Balance Sheets as of September 30, 1998 and December 31,
1997....................................................................  F-297
Condensed Statements of Income for the Quarters and Nine Months Ended
September 30, 1998 and 1997.............................................  F-298
Condensed Statements of Partner's Capital for the Nine Months Ended
September 30, 1998 and for the Year Ended December 31, 1997.............  F-299
Condensed Statements of Cash Flows for the Nine Months Ended
September 30, 1998 and 1997.............................................  F-300
Notes to Condensed Financial Statements for the Quarters and Nine Months
Ended September 30, 1998 and 1997.......................................  F-301
Report of Independent Accountants.......................................  F-303
Balance Sheets as of December 31, 1997 and 1996.........................  F-304
Statements of Income for the Years Ended December 31, 1997, 1996 and
1995....................................................................  F-305
Statements of Partner's Capital for the Years Ended December 31, 1997,
1996 and 1995...........................................................  F-306
Statements of Cash Flows for the Years Ended December 31, 1997, 1996 and
1995....................................................................  F-307
Notes to Financial Statements for the Years Ended December 31, 1997,
1996 and 1995...........................................................  F-308

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

                            CONDENSED BALANCE SHEETS

                                                        September  December 31,
                                                        30, 1998       1997
                                                       ----------- ------------
                        ASSETS
Land and buildings on operating leases, less
 accumulated depreciation of $1,711,620 and
 $1,460,887........................................... $21,589,219 $ 20,820,279
Net investment in direct financing leases.............  12,503,960   13,656,265
Investment in joint ventures..........................   2,532,807    2,517,421
Cash and cash equivalents.............................   1,785,128    1,706,415
Receivables, less allowance for doubtful accounts
 of $225,482 and $7,482...............................         346      202,472
Prepaid expenses......................................      12,177        7,216
Lease costs, less accumulated amortization
 of $2,759 and $1,307.................................      26,794       24,746
Accrued rental income, less allowance for doubtful
 accounts
 of $5,182 in 1998....................................   2,475,477    2,496,176
                                                       ----------- ------------
                                                       $40,925,908 $ 41,430,990
                                                       =========== ============
          LIABILITIES AND PARTNERS' CAPITAL
Accounts payable...................................... $     8,312 $     10,558
Accrued and escrowed real estate taxes payable........      50,296        3,244
Distributions payable.................................     956,252      956,252
Due to related parties................................       6,222        6,887
Rents paid in advance and deposits....................      34,800       36,737
                                                       ----------- ------------
  Total liabilities...................................   1,055,882    1,013,678
                                                       ----------- ------------
Partners' capital.....................................  39,870,026   40,417,312
                                                       ----------- ------------
                                                       $40,925,908 $ 41,430,990
                                                       =========== ============


                See accompanying notes to financial statements.

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

                         CONDENSED STATEMENTS OF INCOME

                                        Quarter Ended      Nine Months Ended
                                        September 30,        September 30,
                                     ------------------- ----------------------
                                       1998      1997       1998        1997
                                     --------- --------- ----------  ----------
Revenues:
  Rental income from operating
   leases........................... $ 592,290 $ 621,234 $1,877,428  $1,829,206
  Adjustments to accrued rental
   income...........................       --        --    (224,867)        --
  Earned income from direct
   financing leases.................   371,635   409,932  1,170,186   1,231,855
  Contingent rental income..........     6,038    11,036     19,755      36,999
  Interest and other income.........     7,031    18,420     51,713      59,394
                                     --------- --------- ----------  ----------
                                       976,994 1,060,622  2,894,215   3,157,454
                                     --------- --------- ----------  ----------
Expenses:
  General operating and
   administrative...................    46,999    38,390    113,005     119,166
  Professional services.............     6,630     6,837     19,616      18,999
  Bad debt expense..................   104,323       --     188,990         --
  Management fees to related
   parties..........................    10,320    10,041     31,871      30,005
  Real estate taxes.................    33,877       542     35,029       1,952
  State and other taxes.............       --        --      17,653      18,496
  Depreciation and amortization.....    92,113    80,459    252,185     240,010
                                     --------- --------- ----------  ----------
                                       294,262   136,269    658,349     428,628
                                     --------- --------- ----------  ----------
Income Before Equity in Earnings of
 Joint Ventures.....................   682,732   924,353  2,235,866   2,728,826
Equity in Earnings of Joint
 Ventures...........................    63,712    71,230     85,604     212,586
                                     --------- --------- ----------  ----------
Net Income.......................... $ 746,444 $ 995,583 $2,321,470  $2,941,412
                                     ========= ========= ==========  ==========
Allocation of Net Income:
  General partners.................. $   7,465 $   9,956 $   23,215  $   29,414
  Limited partners..................   738,979   985,627  2,298,255   2,911,998
                                     --------- --------- ----------  ----------
                                     $ 746,444 $ 995,583 $2,321,470  $2,941,412
                                     ========= ========= ==========  ==========
Net Income Per Limited Partner
 Unit............................... $    0.16 $    0.22 $     0.51  $     0.65
                                     ========= ========= ==========  ==========
Weighted Average Number of Limited
 Partner Units Outstanding.......... 4,500,000 4,500,000  4,500,000   4,500,000
                                     ========= ========= ==========  ==========

                See accompanying notes to financial statements.

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

                   CONDENSED STATEMENTS OF PARTNERS' CAPITAL

                                                 Nine Months Ended  Year Ended
                                                   September 30,   December 31,
                                                       1998            1997
                                                 ----------------- ------------
General partners:
  Beginning balance.............................    $   192,411    $   152,889
  Net income....................................         23,215         39,522
                                                    -----------    -----------
                                                        215,626        192,411
                                                    -----------    -----------
Limited partners:
  Beginning balance.............................     40,224,901     40,137,217
  Net income....................................      2,298,255      3,912,692
  Distributions ($0.64 and $0.85 per limited
   partner
   unit, respectively)..........................     (2,868,756)    (3,825,008)
                                                    -----------    -----------
                                                     39,654,400     40,224,901
                                                    -----------    -----------
    Total partners' capital.....................    $39,870,026    $40,417,312
                                                    ===========    ===========


                See accompanying notes to financial statements.

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

                       CONDENSED STATEMENTS OF CASH FLOWS

                                                         Nine Months Ended
                                                           September 30,
                                                       -----------------------
                                                          1998         1997
                                                       -----------  ----------
Increase (Decrease) in Cash and Cash Equivalents:
  Net Cash Provided by Operating Activities........... $ 3,066,225  $2,955,295
  Cash Flows from Investing Activities:
    Additions to land and buildings on operating
     leases...........................................         --      (55,000)
    Investment in joint ventures......................    (115,256)        --
    Collections on loan to tenant of joint Venture....         --        4,886
    Payment of lease costs............................      (3,500)    (24,052)
                                                       -----------  ----------
      Net cash used in investing activities...........    (118,756)    (74,166)
                                                       -----------  ----------
  Cash Flows from Financing Activities:
    Distributions to limited partners.................  (2,868,756) (2,868,756)
                                                       -----------  ----------
      Net cash used in financing Activities...........  (2,868,456) (2,868,756)
                                                       -----------  ----------
Net Increase in Cash and Cash Equivalents.............      78,713      12,373
Cash and Cash Equivalents at Beginning of Period......   1,706,415   1,800,601
                                                       -----------  ----------
Cash and Cash Equivalents at End of Period............ $ 1,785,128  $1,812,974
                                                       -----------  ----------
Supplemental Schedule of Non-Cash Investing
 and Financing Activities:
  Net investment in direct financing leases
   reclassified to land and buildings on operating
   leases as a result of lease termination............ $ 1,019,673  $      --
                                                       -----------  ----------
  Distributions declared and unpaid at end of Period.. $   956,252  $  956,252
                                                       ===========  ==========


                See accompanying notes to financial statements.

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

                    NOTES TO CONDENSED FINANCIAL STATEMENTS

           Quarters and Nine months Ended September 30, 1998 and 1997

1. Basis of Presentation

   The accompanying unaudited condensed financial statements have been prepared in accordance with the instructions to Form 10-Q and do not include all of the information and note disclosures required by generally accepted accounting principles. The financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Operating results for the nine months ended September 30, 1998, may not be indicative of the results that may be expected for the year ending December 31, 1998. Amounts as of December 31, 1997, included in the financial statements, have been derived from audited financial statements as of that date.

   These unaudited financial statements should be read in conjunction with the financial statements and notes thereto included in Form 10-K of CNL Income Fund XII, Ltd. (the "Partnership") for the year ended December 31, 1997.

   In May 1998, the Financial Accounting Standards Board reached a consensus in EITF 98-9, entitled "Accounting for Contingent Rent in the Interim Financial Periods." Adoption of this consensus did not have a material effect on the Partnership's financial position or results of operations.

2. Net Investment in Direct Financing Leases

   During the nine months ended September 30, 1998, three of the Partnership's leases with Long John Silver's, Inc. were rejected in connection with the tenant filing for bankruptcy. As a result, the Partnership reclassified these assets from net investment in direct financing leases to land and buildings on operating leases. In accordance with Statement of Financial Accounting Standards #13, "Accounting for Leases," the Partnership recorded the reclassified assets at the lower of original cost, present fair value, or present carrying amount. No loss on termination of direct financing leases was recorded for financial reporting purposes.

3. Investment in Joint Ventures

   In August 1998, the Partnership entered into a joint venture arrangement, Columbus Joint Venture, with affiliates of the general partners, to construct and hold one restaurant property. As of September 30, 1998, the Partnership had contributed $115,256, to purchase land and pay construction costs relating to the joint venture. The Partnership has agreed to contribute approximately $156,763 in additional construction costs to the joint venture. The Partnership will have an approximate 28 percent interest in the profits and losses of the joint venture. The Partnership accounts for its investment in this joint venture under the equity method since the Partnership shares control with affiliates.

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

                       CONDENSED STATEMENTS OF CASH FLOWS

   Des Moines Real Estate Joint Venture, Williston Real Estate Joint Venture, Kingsville Real Estate Joint Venture, Middleburg Joint Venture and Columbus Joint Venture, each own and lease one property to an operator of national fast-food and family-style restaurants. The following presents the combined, condensed financial information for the joint ventures at:

                                                    September 30, December 31,
                                                        1998          1997
                                                    ------------- ------------
   Land and buildings on operating leases, less
    accumulated depreciation and allowance for
    loss on land..................................   $2,127,389    $1,768,636
   Net investment in direct financing leases, less
    allowance on impairment.......................    2,227,673     2,446,688
   Cash...........................................       10,846         6,893
   Receivables....................................       21,639        13,843
   Accrued rental income..........................      156,934       157,252
   Other assets...................................          284           443
   Liabilities....................................       94,941         7,673
   Partners' capital..............................    4,449,824     4,386,082
   Revenues.......................................      287,596       481,085
   Net income (loss)..............................      (57,592)      446,047

   The Partnership recognized income totaling $85,604 and $212,586 for the nine months ended September 30, 1998 and 1997, respectively, from these properties, $63,712 and $71,230 of which was earned for the quarters ended September 30, 1998 and 1997, respectively.

                       Report of Independent Accountants

To the Partners
CNL Income Fund XII, Ltd.

   We have audited the accompanying balance sheets of CNL Income Fund XII, Ltd. (a Florida limited partnership) as of December 31, 1997 and 1996 and the related statements of income, partners' capital and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CNL Income Fund XII, Ltd. as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.

/s/ Coopers & Lybrand L.L.P.

Orlando, Florida
January 23, 1998

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

                                 BALANCE SHEETS

                                                            December 31,
                                                       -----------------------
                                                          1997        1996
                                                       ----------- -----------
                        ASSETS
Land and buildings on operating leases, less
 accumulated depreciation............................. $20,820,279 $21,082,468
Net investment in direct financing leases.............  13,656,265  13,789,036
Investment in joint ventures..........................   2,517,421   2,496,749
Cash and cash equivalents.............................   1,706,415   1,800,601
Receivables, less allowance for doubtful accounts of
 $7,482 and $23,395...................................     202,472     202,908
Prepaid expenses......................................       7,216       6,786
Organization costs, less accumulated amortization of
 $10,000 and $8,465...................................         --        1,535
Lease costs, less accumulated amortization of $1,307
 in 1997..............................................      24,746         --
Accrued rental income.................................   2,496,176   1,963,055
                                                       ----------- -----------
                                                       $41,430,990 $41,343,138
                                                       =========== ===========
          LIABILITIES AND PARTNERS' CAPITAL
Accounts payable...................................... $    10,558 $     9,303
Accrued and escrowed real estate taxes payable........       3,244      14,706
Distributions payable.................................     956,252     956,252
Due to related parties................................       6,887       2,981
Rents paid in advance.................................      36,737      69,790
                                                       ----------- -----------
  Total liabilities...................................   1,013,678   1,053,032
Partners' capital.....................................  40,417,312  40,290,106
                                                       ----------- -----------
                                                       $41,430,990 $41,343,138
                                                       =========== ===========


                See accompanying notes to financial statements.

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

                              STATEMENTS OF INCOME

                                                 Year Ended December 31,
                                             ---------------------------------
                                                1997       1996        1995
                                             ---------- ----------  ----------
Revenues:
  Rental income from operating leases....... $2,455,312 $2,473,574  $2,599,899
  Earned income from direct financing
   leases...................................  1,647,530  1,692,066   1,730,201
  Contingent rental income..................     54,330     67,652      70,819
  Interest and other income.................     87,719    119,267      88,070
                                             ---------- ----------  ----------
                                              4,244,891  4,352,559   4,488,989
                                             ---------- ----------  ----------
Expenses:
  General operating and administrative......    162,593    173,614     141,271
  Professional services.....................     28,665     39,121      27,680
  Management fees to related parties........     40,218     40,244      40,774
  Real estate taxes.........................        --       7,891         --
  State and other taxes.....................     18,496     18,471      18,679
  Depreciation and amortization.............    320,030    315,319     327,795
                                             ---------- ----------  ----------
                                                570,002    594,660     556,199
                                             ---------- ----------  ----------
Income Before Equity in Earnings of Joint
 Ventures and Loss on Sale of Land and
 Building...................................  3,674,889  3,757,899   3,932,790
Equity in Earnings of Joint Ventures........    277,325    200,499      81,582
Loss on Sale of Land and Building...........        --    (15,3550)        --
                                             ---------- ----------  ----------
Net Income.................................. $3,952,214 $3,943,043  $4,014,372
                                             ========== ==========  ==========
Allocation of Net Income:
  General partners.......................... $   39,522 $   39,533  $   40,144
  Limited partners..........................  3,912,692  3,903,510   3,974,228
                                             ---------- ----------  ----------
                                             $3,952,214 $3,943,043  $4,014,372
                                             ========== ==========  ==========
Net Income Per Limited Partner Unit......... $     0.87 $     0.87  $     0.88
                                             ========== ==========  ==========
Weighted Average Number of Limited Partner
 Units Outstanding..........................  4,500,000  4,500,000   4,500,000
                                             ========== ==========  ==========

                See accompanying notes to financial statements.

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

                        STATEMENTS OF PARTNERS' CAPITAL

                  Years Ended December 31, 1997, 1996 and 1995

                              Limited Partners                       General Partners
                          ------------------------- ----------------------------------------------------
                                        Accumulated                              Accumulated Syndication
                          Contributions  Earnings   Contributions Distributions   Earnings      Costs        Total
                          ------------- ----------- ------------- -------------  ----------- -----------  -----------
Balance, December 31,
 1994...................     $1,000      $ 72,212    $45,000,000  $ (6,820,012)  $ 7,149,050 $(5,374,544) $40,027,706
Distributions to limited
 partners ($0.86 per
 limited partner unit)..        --            --             --     (3,870,007)          --          --    (3,870,007)
Net income..............        --         40,144            --            --      3,974,228         --     4,014,372
                             ------      --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1995...................      1,000       112,356     45,000,000   (10,690,019)   11,123,278  (5,374,544)  40,172,071
Distributions to limited
 partners ($0.85 per
 limited partner unit)..        --            --             --     (3,825,008)          --          --    (3,825,008)
Net income..............        --         39,533            --            --      3,903,510         --     3,943,043
                             ------      --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1996...................      1,000       151,889     45,000,000   (14,515,027)   15,026,788  (5,374,544)  40,290,106
Distributions to limited
 partners ($0.85 per
 limited partner unit)..        --            --             --     (3,825,008)          --          --    (3,825,008)
Net income..............        --         39,522            --            --      3,912,692         --     3,952,214
                             ------      --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1997...................     $1,000      $191,411    $45,000,000  $(18,340,035)  $18,939,480 $(5,374,544) $40,417,312
                             ======      ========    ===========  ============   =========== ===========  ===========


                See accompanying notes to financial statements.

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

                            STATEMENTS OF CASH FLOWS

                                                 Year Ended December 31,
                                             ----------------------------------
                                                1997        1996        1995
                                             ----------  ----------  ----------
Increase (Decrease) in Cash and
 Cash Equivalents:
  Cash Flows From Operating Activities:
  Cash received from tenants...............  $3,736,731  $3,951,047  $3,878,623
  Distributions from joint ventures........     256,653     190,596      80,633
  Cash paid for expenses...................    (252,145)   (278,240)   (224,091)
  Interest received........................      65,749      88,286      84,197
                                             ----------  ----------  ----------
    Net cash provided by Operating
     activities............................   3,806,988   3,951,689   3,819,362
                                             ----------  ----------  ----------
Cash Flows From Investing Activities:
  Proceeds from sale of land and building..         --    1,640,000         --
  Additions to land and buildings on
   operating leases........................     (55,000)        --          --
  Investment in joint ventures.............         --   (1,645,024)        --
  Collections on loan to tenant of joint
   venture.................................       4,886       7,741       7,008
  Payment of lease costs...................     (26,052)        --          --
                                             ----------  ----------  ----------
    Net cash provided by (used in)
     investing activities..................     (76,166)      2,717       7,008
                                             ----------  ----------  ----------
Cash Flows From Financing Activities:
  Distributions to limited partners........  (3,825,008) (3,870,008) (3,825,007)
                                             ----------  ----------  ----------
    Net cash used in financing activities..  (3,825,008) (3,870,008) (3,825,007)
                                             ----------  ----------  ----------
Net Increase (Decrease) in Cash and Cash
 Equivalents...............................     (94,186)     84,398       1,363
Cash and Cash Equivalents at Beginning of
 Year......................................   1,800,601   1,716,203   1,714,840
                                             ----------  ----------  ----------
Cash and Cash Equivalents at End of Year...  $1,706,415  $1,800,601  $1,716,203
                                             ==========  ==========  ==========
Reconciliation of Net Income to Net Cash
 Provided by Operating Activities:
  Net income...............................  $3,952,214  $3,943,043  $4,014,372
                                             ----------  ----------  ----------
  Adjustments to reconcile net income to
   net cash provided by operating
   activities:
  Depreciation.............................     317,189     313,319     325,795
  Amortization.............................       2,841       2,000       2,000
  Equity in earnings of joint ventures, net
   of distributions........................     (20,672)     (9,903)       (949)
  Loss on sale of land and building........         --       15,355         --
  Decrease (increase) in receivables.......      (4,450)     48,671     (24,836)
  Decrease in net investment in direct
   financing leases........................     132,771     121,597     111,675
  Increase in prepaid expenses.............        (430)     (4,862)     (1,924)
  Increase in accrued rental income........    (533,121)   (518,502)   (519,365)
  Increase (decrease) in accounts payable
   and accrued expenses....................     (10,207)      8,745      (9,623)
  Increase (decrease) in due to related
   parties.................................       3,906      (4,269)      7,055
  Increase (decrease) in rents paid in
   advance.................................     (33,053)     36,495     (84,838)
                                             ----------  ----------  ----------
    Total adjustments......................    (145,226)      8,646    (195,010)
                                             ----------  ----------  ----------
Net Cash Provided by Operating Activities..  $3,806,988  $3,951,689  $3,819,362
                                             ==========  ==========  ==========
Supplemental Schedule of Non-Cash Financing
 Activities:
Distributions declared and unpaid at
 December 31...............................  $  956,252  $  956,252  $1,001,252
                                             ==========  ==========  ==========

                See accompanying notes to financial statements.

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

                         NOTES TO FINANCIAL STATEMENTS

                  Years Ended December 31, 1997, 1996 and 1995

1. Significant Accounting Policies

   Organization and Nature of Business--CNL Income Fund XII, Ltd. (the "Partnership") is a Florida limited partnership that was organized for the purpose of acquiring both newly constructed and existing restaurant properties, as well as properties upon which restaurants were to be constructed, which are leased primarily to operators or franchisees of national and regional fast-food and family-style restaurant chains.

   The general partners of the Partnership are CNL Realty Corporation (the "Corporate General Partner"), James M. Seneff, Jr. and Robert A. Bourne. Mr. Seneff and Mr. Bourne are also 50 percent shareholders of the Corporate General Partner. The general partners have responsibility for managing the day-to-day operations of the Partnership.

   Real Estate and Lease Accounting--The Partnership records the acquisition of land and buildings at cost, including acquisition and closing costs. Land and buildings are leased to unrelated third parties on a triple-net basis, whereby the tenant is generally responsible for all operating expenses relating to the property, including property taxes, insurance, maintenance and repairs. The leases are accounted for using either the direct financing or the operating methods. Such methods are described below:

     Direct financing method--The leases accounted for using the direct financing method are recorded at their net investment (which at the inception of the lease generally represents the cost of the asset) (Note
  4). Unearned income is deferred and amortized to income over the lease terms so as to produce a constant periodic rate of return on the Partnership's net investment in the leases.

     Operating method--Land and building leases accounted for using the operating method are recorded at cost, revenue is recognized as rentals are earned and depreciation is charged to operations as incurred. Buildings are depreciated on the straight-line method over their estimated useful lives of 30 years. When scheduled rentals vary during the lease term, income is recognized on a straight-line basis so as to produce a constant periodic rent over the lease term commencing on the date the property is placed in service.

     Accrued rental income represents the aggregate amount of income recognized on a straight-line basis in excess of scheduled rental payments to date.

   When the properties are sold, the related cost and accumulated depreciation for operating leases and the net investment for direct financing leases, plus any accrued rental income, are removed from the accounts and gains or losses from sales are reflected in income. The general partners of the Partnership review properties for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through operations. The general partners determine whether an impairment in value has occurred by comparing the estimated future undiscounted cash flows, including the residual value of the property, with the carrying cost of the individual property. If an impairment is indicated, the assets are adjusted to their fair values.

   When the collection of amounts recorded as rental or other income is considered to be doubtful, an adjustment is made to increase the allowance for doubtful accounts, which is netted against receivables, and to decrease rental or other income or increase bad debt expense for the current period, although the Partnership continues to pursue collection of such amounts. If amounts are subsequently determined to be uncollectible, the corresponding receivable and allowance for doubtful accounts are decreased accordingly.

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995

   Investment in Joint Ventures--The Partnership's investments in Des Moines Real Estate Joint Venture, Williston Real Estate Joint Venture, Kingsville Real Estate Joint Venture and Middleburg Joint Venture are accounted for using the equity method since the Partnership shares control with affiliates which have the same general partners.

   Cash and Cash Equivalents--The Partnership considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents consist of demand deposits at commercial banks and money market funds (some of which are backed by government securities). Cash equivalents are stated at cost plus accrued interest, which approximates market value.

   Cash accounts maintained on behalf of the Partnership in demand deposits at commercial banks and money market funds may exceed federally insured levels; however, the Partnership has not experienced any losses in such accounts. The Partnership limits investment of temporary cash investments to financial institutions with high credit standing; therefore, the Partnership believes it is not exposed to any significant credit risk on cash and cash equivalents.

   Organization Costs--Organization costs are amortized over five years using the straight-line method.

   Lease Costs--Brokerage fees associated with negotiating a new lease are amortized over the term of the new lease using the straight-line method.

   Income Taxes--Under Section 701 of the Internal Revenue Code, all income, expenses and tax credit items flow through to the partners for tax purposes. Therefore, no provision for federal income taxes is provided in the accompanying financial statements. The Partnership is subject to certain state taxes on its income and property.

   Additionally, for tax purposes, syndication costs are included in Partnership equity and in the basis of each partner's investment. For financial reporting purposes, syndication costs are netted against partners' capital and represent a reduction of Partnership equity and a reduction in the basis of each partner's investment.

   Use of Estimates--The general partners of the Partnership have made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. The more significant areas requiring the use of management estimates relate to the allowance for doubtful accounts and future cash flows associated with long-lived assets. Actual results could differ from those estimates.

2. Leases

   The Partnership leases its land and buildings to operators of national and regional fast-food and family-style restaurants. The leases are accounted for under the provisions of Statement of Financial Accounting Standards No. 13, "Accounting for Leases." Some of the leases have been classified as operating leases and some of the leases have been classified as direct financing leases. For the leases classified as direct financing leases, the building portions of the property leases are accounted for as direct financing leases while the land portions of the majority of the leases are operating leases. Substantially all leases are for 14 to 20 years and provide for minimum and contingent rentals. In addition, the tenant pays all property taxes and assessments, fully maintains the interior and exterior of the building and carries insurance coverage for public liability, property damage, fire and extended coverage. The lease options generally allow tenants to renew the leases for two to four successive five-year periods subject to the same terms and conditions as the initial lease. Most leases also allow the tenant to purchase the property at fair market value after a specified portion of the lease has elapsed.

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995

3. Land and Buildings on Operating Leases

   Land and buildings on operating leases consisted of the following at December 31:

                                                          1997         1996
                                                       -----------  -----------
   Land............................................... $12,837,754  $12,837,754
   Buildings..........................................   9,443,412    9,388,412
                                                       -----------  -----------
                                                        22,281,166   22,226,166
   Less accumulated depreciation......................  (1,460,887)  (1,143,698)
                                                       -----------  -----------
                                                       $20,820,279  $21,082,468
                                                       ===========  ===========

   In April 1996, the Partnership sold its property in Houston, Texas, to an unrelated third party for $1,640,000. As a result of this transaction, the Partnership recognized a loss of $15,355 for financial reporting purposes primarily due to acquisition fees and miscellaneous acquisition expenses that the Partnership had allocated to this property.

   In March 1997, the Partnership entered into a new lease for the property in Tempe, Arizona. In connection therewith, the Partnership incurred $55,000 in renovation costs during the year ended December 31, 1997. The renovations were completed in May 1997.

   Some leases provide for escalating guaranteed minimum rents throughout the lease term. Income from these scheduled rent increases is recognized on a straight-line basis over the terms of the leases. For the years ended December 31, 1997, 1996 and 1995, the Partnership recognized $533,121, $518,502 and
$519,365, respectively, of such rental income.

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995

   The following is a schedule of the future minimum lease payments to be received on noncancellable operating leases at December 31, 1997:

   1998............................................................. $ 2,230,885
   1999.............................................................   2,281,192
   2000.............................................................   2,283,628
   2001.............................................................   2,293,570
   2002.............................................................   2,313,592
   Thereafter.......................................................  25,464,039
                                                                     -----------
                                                                     $36,866,906
                                                                     ===========

   Since lease renewal periods are exercisable at the option of the tenant, the above table only presents future minimum lease payments due during the initial lease terms. In addition, this table does not include any amounts for future contingent rentals which may be received on the leases based on a percentage of the tenant's gross sales.

4. Net Investment in Direct Financing Leases

   The following lists the components of the net investment in direct financing leases at December 31:

                                                          1997         1996
                                                       -----------  -----------
   Minimum lease payments receivable.................. $28,413,665  $30,188,147
   Estimated residual Values..........................   4,190,941    4,190,941
   Less unearned income............................... (18,948,341) (20,590,052)
                                                       -----------  -----------
   Net investment in direct financing leases.......... $13,656,265  $13,789,036
                                                       ===========  ===========

   The following is a schedule of future minimum lease payments to be received on direct financing leases at December 31, 1997:

   1998............................................................. $ 1,810,632
   1999.............................................................   1,818,830
   2000.............................................................   1,818,830
   2001.............................................................   1,818,830
   2002.............................................................   1,818,830
   Thereafter.......................................................  19,327,713
                                                                     -----------
                                                                     $28,413,665
                                                                     ===========

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995

   The above table does not include future minimum lease payments for renewal periods or for contingent rental payments that may become due in future periods (see Note 3).

   During the year ended December 31, 1996, one of the Partnership's leases was terminated. As a result of the lease termination, the Partnership reclassified this lease from a direct financing lease to an operating lease, whereby the property was recorded at its net carrying value of $742,358. Due to the fact that the net carrying value was less than the cost of the property, no loss was recorded for financial reporting purposes.

5. Investment in Joint Ventures

   The Partnership has a 59 percent, an 18.61% and a 31.13% interest in the profits and losses of Williston Real Estate Joint Venture, Des Moines Real Estate Joint Venture and Kingsville Real Estate Joint Venture, respectively. The remaining interests in these joint ventures are held by affiliates of the Partnership which have the same general partners.

   In May 1996, the Partnership entered into a joint venture arrangement, Middleburg Joint Venture, with an affiliate of the Partnership which has the same general partners to hold one restaurant property. As of December 31, 1996, the Partnership and its co-venture partner had contributed $1,645,024 and $234,059, respectively, to the joint venture to acquire the restaurant property. As of December 31, 1996, the Partnership and its co-venture partner owned an 87.54% and a 12.46% interest, respectively, in the profits and losses of the joint venture. The Partnership accounts for its investment in this joint venture under the equity method since the Partnership shares control with the affiliate.

   Williston Real Estate Joint Venture, Des Moines Real Estate Joint Venture, Kingsville Real Estate Joint Venture and Middleburg Joint Venture each own and lease one property to an operator of national fast-food or family-style restaurants. The following presents the joint ventures' combined, condensed financial information at December 31:

                                                             1997       1996
                                                          ---------- ----------
   Land and building on operating leases,
    less accumulated depreciation........................ $1,768,636 $1,795,026
   Net investment in direct financing leases.............  2,446,688  2,466,050
   Cash..................................................      6,893        668
   Receivables...........................................     13,843        --
   Accrued rental income.................................    157,252    102,435
   Other assets..........................................        443        358
   Liabilities...........................................      7,673        673
   Partners' capital.....................................  4,386,082  4,363,864
   Revenues..............................................    481,085    405,615
   Net income............................................    446,047    372,158

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995

   The Partnership recognized income totalling $277,325, $200,499 and $81,582 for the years ended December 31, 1997, 1996 and 1995, respectively, from these joint ventures.

6. Receivables

   During 1993, the Partnership loaned $208,855 to the tenant of the property owned by Kingsville Real Estate Joint Venture in connection with the purchase of equipment for the restaurant property. The loan, which bears interest at a rate of ten percent, is payable over 84 months and is collateralized by the restaurant equipment. Receivables at December 31, 1997 and 1996, include $188,642 and $186,040, respectively, relating to this loan including accrued interest of $7,488 at December 31, 1997.

7. Allocations and Distributions

   Generally, all net income and net losses of the Partnership, excluding gains and losses from the sale of properties, are allocated 99 percent to the limited partners and one percent to the general partners. Distributions of net cash flow are made 99 percent to the limited partners and one percent to the general partners; provided, however, that the one percent of net cash flow to be distributed to the general partners is subordinated to receipt by the limited partners of an aggregate, ten percent, cumulative, noncompounded annual return on their invested capital contributions (the "Limited Partners' 10% Return").

   Generally, net sales proceeds from the sale of properties, to the extent distributed, will be distributed first to the limited partners in an amount sufficient to provide them with their Limited Partners' 10% Return, plus the return of their adjusted capital contributions. The general partners will then receive, to the extent previously subordinated and unpaid, a one percent interest in all prior distributions of net cash flow and a return of their capital contributions. Any remaining sales proceeds will be distributed 95 percent to the limited partners and five percent to the general partners. Any gain from the sale of a property is, in general, allocated in the same manner as net sales proceeds are distributable. Any loss from the sale of a property is, in general, allocated first, on a pro rata basis, to partners with positive balances in their capital accounts; and thereafter, 95 percent to the limited partners and five percent to the general partners.

   During each of the years ended December 31, 1997 and 1996, the Partnership declared distributions to the limited partners of $3,825,008, and during the year ended December 31, 1995, the Partnership declared distributions to the limited partners of $3,870,007, respectively. No distributions have been made to the general partners to date.

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995

8. Income Taxes

  The following is a reconciliation of net income for financial reporting purposes to net income for federal income tax purposes for the years ended December 31:

                                                1997        1996        1995
                                             ----------  ----------  ----------
   Net income for financial reporting
    purposes...............................  $3,952,214  $3,943,043  $4,014,372
   Depreciation for tax reporting purposes
    in excess of depreciation for financial
    reporting purposes.....................    (249,366)   (259,752)   (264,905)
   Direct financing leases recorded as
    operating
    leases for tax reporting purposes......     132,771     121,597     111,675
   Loss on sale of land and building for
    tax reporting
    purposes in excess of loss for
    financial reporting purposes...........         --      (26,151)        --
   Equity in earnings of joint ventures for
    tax reporting
    purposes less than equity in earnings
    of joint ventures
    for financial reporting purposes.......     (51,481)    (46,345)    (15,685)
   Allowance for doubtful accounts.........     (15,913)    (16,396)     20,792
   Accrued rental income...................    (533,121)   (518,502)   (519,365)
   Rents paid in advance...................     (39,303)     36,495     (84,838)
                                             ----------  ----------  ----------
   Net income for federal income tax
    purposes...............................  $3,195,801  $3,233,989  $3,262,046
                                             ==========  ==========  ==========

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995

9. Related Party Transactions

   One of the individual general partners, James M. Seneff, Jr., is one of the principal shareholders of CNL Group, Inc. the parent company of CNL Fund Advisors, Inc. The other individual general partner, Robert A. Bourne, served as president of CNL Fund Advisors, Inc. through October 1997. CNL Income Fund Advisors, Inc. was a wholly owned subsidiary of CNL Group, Inc. until its merger, effective January 1, 1996, with CNL Fund Advisors, Inc. During the years ended December 31, 1997, 1996 and 1995, CNL Income Fund Advisors, Inc. and CNL Fund Advisors, Inc. (hereinafter referred to collectively as the "Affiliates") each performed certain services for the Partnership, as described below.

   During the years ended December 31, 1997, 1996 and 1995, certain Affiliates acted as manager of the Partnership's properties pursuant to a management agreement with the Partnership. In connection therewith, the Partnership agreed to pay Affiliates a management fee of one percent of the sum of gross revenues from properties owned by the Partnership and the Partnership's allocable share of gross revenues from joint ventures. The management fee, which will not exceed fees which are competitive for similar services in the same geographic area, may or may not be taken, in whole or in part as to any year, in the sole discretion of the Affiliates. The Partnership incurred management fees of $40,218, $40,244 and $40,774 for the years ended December 31, 1997, 1996 and
1995, respectively.

   Certain Affiliates are also entitled to receive a deferred, subordinated real estate disposition fee, payable upon the sale of one or more properties based on the lesser of one-half of a competitive real estate commission or three percent of the sales price if the Affiliates provide a substantial amount of services in connection with the sale. However, if the net sales proceeds are reinvested in a replacement property, no such real estate disposition fees will be incurred until such replacement property is sold and the net sales proceeds are distributed. The payment of the real estate disposition fee is subordinated to receipt by the limited partners of their aggregate 10% Preferred Return, plus their adjusted capital contributions. No deferred, subordinated real estate disposition fees have been incurred since inception.

   During the years ended December 31, 1997, 1996 and 1995, Affiliates provided accounting and administrative services to the Partnership on a day-to-day basis. The Partnership incurred $92,866, $97,722 and $68,337 for the years ended December 31, 1997, 1996 and 1995, respectively, for such services.

   The due to related parties at December 31, 1997 and 1996, totalled $6,887 and $2,981, respectively.

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995

10. Concentration of Credit Risk

   The following schedule presents rental and earned income from individual lessees, or affiliated groups of lessees, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of rental and earned income from joint ventures) for at least one of the years ended December 31:


                                                  1997       1996       1995
                                               ---------- ---------- ----------
   Flagstar Enter-prises, Inc.,
    Denny's, Inc. and Quincy's Restaurants,
    Inc....................................... $1,216,908 $1,224,953 $1,234,649
   Foodmaker, Inc.............................  1,024,667  1,024,667  1,024,668
   Long John Silver's, Inc....................    647,829    649,992    654,384

   In addition, the following schedule presents total rental and earned income from individual restaurant chains, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of rental and earned income from joint ventures) for at least one of the years ended December 31:

                                                   1997       1996       1995
                                                ---------- ---------- ----------
   Jack in the Box............................. $1,024,667 $1,024,667 $1,024,668
   Denny's.....................................    807,547    818,672    823,411
   Hardee's....................................    787,260    791,998    798,357
   Long John Silver's..........................    713,522    715,685    720,077

   Although the Partnership's properties are geographically diverse throughout the United States and the Partnership's lessees operate a variety of restaurant concepts, default by any of these lessees or restaurant chains could significantly impact the results of operations of the Partnership. However, the general partners believe that the risk of such a default is reduced due to the essential or important nature of these properties for the on-going operations of the lessees.

                           CNL INCOME FUND XIII, LTD.

                              FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                                           Page
                                                                           -----
Condensed Balance Sheets as of September 30, 1998 and December 31, 1997..  F-318
Condensed Statements of Income for the Quarters and Nine Months Ended
 September 30, 1998 and 1997.............................................  F-319
Condensed Statements of Partner's Capital for the Nine Months Ended
 September 30, 1998 and for the Year Ended December 31, 1997.............  F-320
Condensed Statements of Cash Flows for the Nine Months Ended September
 30, 1998 and 1997.......................................................  F-321
Notes to Condensed Financial Statements for the Quarters and Nine Months
 Ended September 30, 1998 and 1997.......................................  F-322
Report of Independent Accountants........................................  F-323
Balance Sheets as of December 31, 1997 and 1996..........................  F-324
Statements of Income for the Years Ended December 31, 1997, 1996 and
 1995....................................................................  F-325
Statements of Partner's Capital for the Years Ended December 31, 1997,
 1996 and 1995...........................................................  F-326
Statements of Cash Flows for the Years Ended December 31, 1997, 1996 and
 1995....................................................................  F-327
Notes to Financial Statements for the Years Ended December 31, 1997, 1996
 and 1995................................................................  F-329

                           CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

                            CONDENSED BALANCE SHEETS

                                                         September   December
                                                         30, 1998    31, 1997
                                                        ----------- -----------
                        ASSETS
Land and buildings on operating leases, less
 accumulated depreciation of $2,008,739 and
 $1,697,320............................................ $23,965,359 $22,788,618
Net investment in direct financing leases..............   6,359,594   7,910,470
Investment in joint ventures...........................   2,453,391   2,457,810
Cash and cash equivalents..............................     817,721     907,980
Receivables, less allowance for doubtful accounts of
 $25,192 in 1998.......................................      19,822      23,946
Prepaid expenses.......................................      12,251      10,368
Organization costs, less accumulated amortization of
 $10,000 and $9,422....................................         --          578
Accrued rental income..................................   1,364,156   1,423,820
                                                        ----------- -----------
                                                        $34,992,294 $35,523,590
                                                        =========== ===========
           LIABILITIES AND PARTNERS' CAPITAL
Accounts payable....................................... $     7,516 $     7,671
Accrued real estate taxes payable......................      45,195         --
Distributions payable..................................     850,002     850,002
Due to related parties.................................       5,483       6,791
Rents paid in advance..................................       5,571       5,570
                                                        ----------- -----------
    Total liabilities..................................     913,767     870,034
Partners' capital......................................  34,078,527  34,653,556
                                                        ----------- -----------
                                                        $34,992,294 $35,523,590
                                                        =========== ===========



                See accompanying notes to financial statements.

                           CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

                         CONDENSED STATEMENTS OF INCOME

                                     Quarter Ended       Nine Months Ended
                                     September 30,         September 30,
                                  -------------------  ----------------------
                                    1998      1997        1998        1997
                                  --------- ---------  ----------  ----------
Revenues:
  Rental income from operating
   leases........................ $ 583,183 $ 645,571  $1,815,609  $1,855,547
  Adjustments to accrued rental
   income........................     3,713       --     (307,405)        --
  Earned income from direct
   financing leases..............   174,129   179,015     589,349     656,665
  Contingent rental income.......    72,309    89,378     213,317     195,164
  Interest and other income......     8,081    17,913      41,267      39,198
                                  --------- ---------  ----------  ----------
                                    841,415   931,877   2,352,137   2,746,574
                                  --------- ---------  ----------  ----------
Expenses:
  General operating and
   Administrative................    44,235    35,046     114,819     116,069
  Professional services..........     5,089     4,520      19,724      16,533
  Bad debt expense...............       --    123,862         --      123,862
  Management fees to related
   parties.......................     8,472     8,340      26,246      25,596
  Real estate taxes..............    67,472       --       70,360         --
  State and other taxes..........       --        --       16,184      18,301
  Depreciation and amortization..   115,760    98,418     312,173     295,683
                                  --------- ---------  ----------  ----------
                                    241,028   270,186     559,506     596,044
                                  --------- ---------  ----------  ----------
Income Before Equity in Earnings
 of Joint Ventures and Provision
 for Loss on Land and Net
 Investment in Direct Financing
 Lease...........................   600,387   661,691   1,792,631   2,150,530
Equity in Earnings of Joint
 Ventures........................    60,864    39,217     182,346     109,720
Provision for Loss on Land and
 Net Investment in Direct
 Financing Lease.................       --     (7,336)        --      (48,538)
                                  --------- ---------  ----------  ----------
Net Income....................... $ 661,251 $ 693,572  $1,974,977  $2,211,712
                                  ========= =========  ==========  ==========
Allocation of Net Income:
  General partners............... $   6,613 $   6,977  $   19,750  $   22,443
  Limited partners...............   654,638   686,595   1,955,227   2,189,269
                                  --------- ---------  ----------  ----------
                                  $ 661,251 $ 693,572  $1,974,977  $2,211,712
                                  ========= =========  ==========  ==========
Net Income Per Limited Partner
 Unit............................ $    0.16 $    0.17  $    0 .49  $     0.55
                                  ========= =========  ==========  ==========
Weighted Average Number of
 Limited Partner Units
 Outstanding..................... 4,000,000 4,000,000   4,000,000   4,000,000
                                  ========= =========  ==========  ==========

                See accompanying notes to financial statements.

                           CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

                   CONDENSED STATEMENTS OF PARTNERS' CAPITAL

                                                      Nine Months
                                                         Ended     Year Ended
                                                       September    December
                                                       30, 1998     31, 1997
                                                      -----------  -----------
General partners:
  Beginning balance.................................. $   137,207  $   106,517
  Net income.........................................      19,750       30,690
                                                      -----------  -----------
                                                          156,957      137,207
                                                      -----------  -----------
Limited partners:
  Beginning balance..................................  34,516,349   34,911,420
  Net income.........................................   1,955,227    3,004,937
  Distributions ($0.64 and $0.85 per limited partner
   unit, respectively)...............................  (2,550,006)  (3,400,008)
                                                      -----------  -----------
                                                       33,921,570   34,516,349
                                                      -----------  -----------
Total partners' capital.............................. $34,078,527  $34,653,556
                                                      ===========  ===========




                See accompanying notes to financial statements.

                           CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

                       CONDENSED STATEMENTS OF CASH FLOWS

                                                         Nine Months Ended
                                                           September 30,
                                                       ----------------------
                                                          1998        1997
                                                       ----------  ----------
Increase (Decrease) in Cash and Cash Equivalents:
  Net Cash Provided by Operating Activities........... $2,459,747  $2,511,698
                                                       ----------  ----------
  Cash Flows from Investing Activities:
    Investment in joint ventures......................        --     (550,000)
    Decrease in restricted cash.......................        --      550,000
    Loan to tenant....................................        --     (196,980)
                                                       ----------  ----------
      Net cash used in investing activities...........        --     (196,980)
                                                       ----------  ----------
  Cash Flows from Financing Activities:
    Distributions to limited partners................. (2,550,006) (2,550,006)
                                                       ----------  ----------
      Net cash used in financing
       activities..................................... (2,550,006) (2,550,006)
                                                       ----------  ----------
Net Decrease in Cash and Cash Equivalents.............    (90,259)   (235,288)
Cash and Cash Equivalents at Beginning of Period......    907,980   1,103,568
                                                       ----------  ----------
Cash and Cash Equivalents at End of
 Period............................................... $  817,721  $  868,280
                                                       ==========  ==========
Supplemental Schedule of Non-Cash Investing and
 Financing Activities
  Net investment in direct financing leases
   reclassified to land and buildings on
   operating leases as a result of lease
   termination........................................ $1,488,160  $      --
                                                       ==========  ==========
  Distributions declared and unpaid at end of
   period............................................. $  850,002  $  850,002
                                                       ==========  ==========



                See accompanying notes to financial statements.

                           CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

                    NOTES TO CONDENSED FINANCIAL STATEMENTS

           Quarters and Nine Months Ended September 30, 1998 and 1997

1. Basis of Presentation

   The accompanying unaudited condensed financial statements have been prepared in accordance with the instructions to Form 10-Q and do not include all of the information and note disclosures required by generally accepted accounting principles. The financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Operating results for the quarter and nine months ended September 30, 1998, may not be indicative of the results that may be expected for the year ending December 31, 1998. Amounts as of December 31, 1997, included in the financial statements, have been derived from audited financial statements as of that date.

   These unaudited financial statements should be read in conjunction with the financial statements and notes thereto included in Form 10-K of CNL Income Fund XIII, Ltd. (the "Partnership") for the year ended December 31, 1997.

   In May 1998, the Financial Accounting Standards Board reached a consensus in EITF 98-9, entitled "Accounting for Contingent Rent in the Interim Financial Periods." Adoption of this consensus did not have a material effect on the Partnership's financial position or results of operations.

2. Net Investment in Direct Financing Leases

   During the nine months ended September 30, 1998, three of the Partnership's leases with Long John Silver's, Inc. were rejected in connection with the tenant filing for bankruptcy. As a result, the Partnership reclassified these assets from net investment in direct financing leases to land and buildings on operating leases. In accordance with Statement of Financial Accounting Standards #13, "Accounting for Leases," the Partnership recorded the reclassified assets at the lower of original cost, present fair value, or present carrying value. No loss on termination of direct financing leases was recorded for financial reporting purposes.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Partners
CNL Income Fund XIII, Ltd.

   We have audited the accompanying balance sheets of CNL Income Fund XIII, Ltd. (a Florida limited partnership) as of December 31, 1997 and 1996 and the related statements of income, partners' capital and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CNL Income Fund XIII, Ltd. as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.

/s/ Coopers & Lybrand L.L.P.

Orlando, Florida
January 21, 1998

                           CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

                                 BALANCE SHEETS

                                                            December 31,
                                                       -----------------------
                                                          1997        1996
                                                       ----------- -----------
                        ASSETS
Land and buildings on operating leases, less
 accumulated depreciation............................. $22,788,618 $23,612,639
Net investment in direct financing leases.............   7,910,470   8,543,916
Investment in joint ventures..........................   2,457,810     976,531
Cash and cash equivalents.............................     907,980   1,103,568
Restricted cash.......................................         --      550,770
Receivables, less allowance for doubtful accounts of
 $150,734 in 1996.....................................      23,946     100,955
Prepaid expenses......................................      10,368       9,143
Organization costs, less accumulated amortization of
 $9,422 and $7,422....................................         578       2,578
Accrued rental income, less allowance for doubtful
 accounts of $72,734 in 1996..........................   1,423,820   1,044,970
                                                       ----------- -----------
                                                       $35,523,590 $35,945,070
                                                       =========== ===========
          LIABILITIES AND PARTNERS' CAPITAL
Accounts payable...................................... $     7,671 $     6,340
Accrued and escrowed real estate taxes payable........         --       14,092
Distributions payable.................................     850,002     850,002
Due to related parties................................       6,791       2,594
Rents paid in advance.................................       5,570      54,105
                                                       ----------- -----------
Total liabilities.....................................     870,034     927,133
Partners' capital.....................................  34,653,556  35,017,937
                                                       ----------- -----------
                                                       $35,523,590 $35,945,070
                                                       =========== ===========


                See accompanying notes to financial statements.

                           CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

                              STATEMENTS OF INCOME

                                                Year Ended December 31,
                                            ---------------------------------
                                               1997        1996       1995
                                            ----------  ---------- ----------
Revenues:
  Rental income from operating leases...... $2,371,062  $2,477,156 $2,566,579
  Earned income from direct financing
   leases..................................    976,547     899,130    943,194
  Contingent rental income.................    287,751     299,495    293,749
  Interest and other income................     46,693      59,319     54,832
                                            ----------  ---------- ----------
                                             3,682,053   3,735,100  3,858,354
                                            ----------  ---------- ----------
Expenses:
  General operating and administrative.....    152,918     156,466    130,501
  Bad debt expense.........................    123,071         --         --
  Professional services....................     25,595      33,746     27,703
  Management fees to related parties.......     34,321      35,675     36,031
  Real estate taxes........................        --       10,680        --
  State and other taxes....................     18,301      16,793     20,470
  Depreciation and amortization............    394,099     393,434    393,435
                                            ----------  ---------- ----------
                                               748,305     646,794    608,140
                                            ----------  ---------- ----------
Income Before Equity in Earnings of Joint
 Ventures, Gain (Loss) on Sale of Land.....  2,933,748   3,088,306  3,250,214
Equity in Earnings of Joint Ventures.......    150,417      60,654     98,520
Gain (Loss) on Sale of Land and Building...    (48,538)     82,855    (29,560)
                                            ----------  ---------- ----------
Net Income................................. $3,035,627  $3,231,815 $3,319,174
                                            ==========  ========== ==========
Allocation of Net Income:
  General partners......................... $   30,690  $   31,490 $   33,432
  Limited partners.........................  3,004,937   3,200,325  3,285,742
                                            ----------  ---------- ----------
                                            $3,035,627  $3,231,815 $3,319,174
                                            ==========  ========== ==========
Net Income Per Limited Partner Unit........ $     0.75  $     0.80 $     0.82
                                            ==========  ========== ==========
Weighted Average Number of Limited Partner
 Units Outstanding.........................  4,000,000   4,000,000  4,000,000
                                            ==========  ========== ==========


                See accompanying notes to financial statements.

                           CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

                        STATEMENTS OF PARTNERS' CAPITAL
                  Years Ended December 31, 1997, 1996 and 1995

                         General Partners                 Limited Partners
                         ---------------- --------------------------------------------------
                                 Accumu-                               Accumu-
                         Contri-  lated     Contri-                     lated    Syndication
                         butions Earnings   butions   Distributions   Earnings      Costs        Total
                         ------- -------- ----------- -------------  ----------- -----------  -----------
Balance, December 31,
 1994................... $1,000  $ 40,595 $40,000,000 $ (4,153,373)  $ 4,018,914 $(4,665,169) $35,241,967
  Distribution to
   limited partners
   ($0.84 per limited
   partner unit)........    --        --          --    (3,375,011)          --          --    (3,375,011)
  Net income............    --     33,432         --           --      3,285,742         --     3,319,174
                         ------  -------- ----------- ------------   ----------- -----------  -----------
Balance, December 31,
 1995...................  1,000    74,027  40,000,000   (7,528,384)    7,304,656  (4,665,169)  35,186,130
  Distribution to
   limited partners
   ($0.85 per limited
   partner unit)........    --        --          --    (3,400,008)          --          --    (3,400,008)
  Net income............    --     31,490         --           --      3,200,325         --     3,231,815
                         ------  -------- ----------- ------------   ----------- -----------  -----------
Balance, December 31,
 1996...................  1,000   105,517  40,000,000  (10,928,392)   10,504,981  (4,665,169)  35,017,937
  Distribution to
   limited partners
   ($0.85 per limited
   partner unit)........    --        --          --    (3,400,008)          --          --    (3,400,008)
  Net income............    --     30,690         --           --      3,004,937         --     3,035,627
                         ------  -------- ----------- ------------   ----------- -----------  -----------
Balance, December 31,
 1997................... $1,000  $136,207 $40,000,000 $(14,328,400)  $13,509,918 $(4,665,169) $34,653,556
                         ======  ======== =========== ============   =========== ===========  ===========


                See accompanying notes to financial statements.

                           CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

                            STATEMENTS OF CASH FLOWS

                                                Year Ended December 31,
                                          -------------------------------------
                                             1997         1996         1995
                                          -----------  -----------  -----------
Increase (Decrease) in Cash and Cash
 Equivalents:
Cash Flows From Operating Activities:
  Cash received from tenants............  $ 3,329,633  $ 3,476,985  $ 3,453,186
  Distributions from joint ventures.....      151,322       93,700       88,793
  Cash paid for expenses................     (236,793)    (251,454)    (214,011)
  Interest received.....................       29,395       48,350       51,410
                                          -----------  -----------  -----------
    Net cash provided by operating
     activities.........................    3,273,557    3,367,581    3,379,378
                                          -----------  -----------  -----------
Cash Flows From Investing Activities:
  Additions to land and buildings on
   operating leases.....................          --           --      (336,116)
  Proceeds from sale of land and
   building.............................      932,849      550,000      286,411
  Advances to tenant....................     (196,980)         --           --
  Repayment of advances.................      127,843          --           --
  Investment in joint ventures..........   (1,482,849)         --      (140,052)
  Decrease (increase) in restricted
   cash.................................      550,000     (550,000)          --
  Other.................................          --           --           954
                                          -----------  -----------  -----------
    Net cash used in investing
     activities.........................      (69,137)         --      (188,803)
                                          -----------  -----------  -----------
Cash Flows From Financing Activities:
  Reimbursement of acquisition costs
   paid by related parties on behalf of
   the Partnership......................          --           --        (3,074)
  Distributions to limited partners.....   (3,400,008)  (3,400,008)  (3,350,014)
                                          -----------  -----------  -----------
    Net cash used in financing
     activities.........................   (3,400,008)  (3,400,008)  (3,353,088)
                                          -----------  -----------  -----------
Net Decrease in Cash and Cash
 Equivalents............................     (195,588)     (32,427)    (162,513)
Cash and Cash Equivalents at Beginning
 of Year................................    1,103,568    1,135,995    1,298,508
                                          -----------  -----------  -----------
Cash and Cash Equivalents at End of
 Year...................................  $   907,980  $ 1,103,568  $ 1,135,995
                                          ===========  ===========  ===========
Reconciliation of Net Income to Net Cash
 Provided by Operating Activities:
  Net income............................  $ 3,035,627  $ 3,231,815  $ 3,319,174
                                          -----------  -----------  -----------
  Adjustments to reconcile net income to
   net cash provided by operating
   activities:
    Depreciation........................      391,434      391,434      391,435
    Amortization........................        2,665        2,000        2,000
    Equity in earnings of joint
     ventures, net of distributions.....          905       33,046       (9,727)
    Loss (gain) on sale of land and
     building...........................       48,538      (82,855)      29,560
    Decrease (increase) in receivables..       77,779      (28,034)      (3,833)
    Decrease in net investment in direct
     financing leases...................       84,646       80,214       71,410
    Increase in prepaid expenses........       (1,225)      (5,005)      (4,138)
    Increase in accrued rental income...     (378,850)    (313,540)    (371,167)
    Increase (decrease) in accounts
     payable and accrued expenses.......      (12,761)      12,137          922
    Increase (decrease) in due to
     related parties....................        4,197       (4,773)       6,213
    Increase (decrease) in rents paid in
     advance............................      (48,535)      51,142      (52,471)
                                          -----------  -----------  -----------
      Total adjustments.................      168,793      135,766       60,204
                                          -----------  -----------  -----------
Net Cash Provided by Operating
 Activities.............................  $ 3,204,420  $ 3,367,581  $ 3,379,378
                                          ===========  ===========  ===========
Supplemental Schedule of Non-Cash
 Financing Activities:
  Distributions declared and unpaid at
   December 31..........................  $   850,002  $   850,002  $   850,002
                                          ===========  ===========  ===========

                See accompanying notes to financial statements.

                           CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

                         NOTES TO FINANCIAL STATEMENTS

                  Years Ended December 31, 1997, 1996 and 1995

1. Significant Accounting Policies

   Organization and Nature of Business--CNL Income Fund XIII, Ltd. (the "Partnership") is a Florida limited partnership that was organized for the purpose of acquiring both newly constructed and existing restaurant properties, as well as properties upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food and family-style restaurant chains.

   The general partners of the Partnership are CNL Realty Corporation (the "Corporate General Partner"), James M. Seneff, Jr. and Robert A. Bourne. Mr. Seneff and Mr. Bourne are also 50 percent shareholders of the Corporate General Partner. The general partners have responsibility for managing the day-to-day operations of the Partnership.

   Real Estate and Lease Accounting--The Partnership records the acquisition of land and buildings at cost, including acquisition and closing costs. Land and buildings are leased to unrelated third parties on a triple-net basis, whereby the tenant is generally responsible for all operating expenses relating to the property, including property taxes, insurance, maintenance and repairs. The leases are accounted for using either the direct financing or the operating methods. Such methods are described below:

     Direct financing method--The leases accounted for using the direct financing method are recorded at their net investment (which at the inception of the lease generally represents the cost of the asset) (Note 4). Unearned income is deferred and amortized to income over the lease terms so as to produce a constant periodic rate of return on the Partnership's net investment in the leases.

     Operating method--Land and building leases accounted for using the operating method are recorded at cost, revenue is recognized as rentals are earned and depreciation is charged to operations as incurred. Buildings are depreciated on the straight-line method over their estimated useful lives of 30 years. When scheduled rentals vary during the lease term, income is recognized on a straight-line basis so as to produce a constant periodic rent over the lease term commencing on the date the property is placed in service.

     Accrued rental income represents the aggregate amount of income recognized on a straight-line basis in excess of scheduled rental payments to date.

   When the properties are sold, the related cost and accumulated depreciation for operating leases and the net investment for direct financing leases, plus any accrued rental income, are removed from the accounts and gains or losses from sales are reflected in income. The general partners of the Partnership review properties for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through operations. The general partners determine whether an impairment in value has occurred by comparing the estimated future undiscounted cash flows, including the residual value of the property, with the carrying cost of the individual property. Although the general partners have made their best estimate of these factors based on current conditions, it is reasonably possible that changes could occur in the near term which could adversely affect the general partners' estimate of net cash flows expected to be generated from its properties and the need for asset impairment write-downs. If an impairment is indicated, the assets are adjusted to their fair value.

   When the collection of amounts recorded as rental or other income is considered to be doubtful, an adjustment is made to increase the allowance for doubtful accounts, which is netted against receivables and accrued rental income, and to decrease rental or other income for the current period, although the Partnership continues to pursue collection of such amounts. If amounts are subsequently determined to be uncollectible, the corresponding receivable and allowance for doubtful accounts are decreased accordingly.

                           CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)


   Investment in Joint Ventures--The Partnership accounts for its interest in Attalla Joint Venture and Salem Joint Venture, and a property in Arvada, Colorado, a property in Akron, Ohio, and a property in Miami, Florida, for which each property is held as tenants-in-common with affiliates, using the equity method since the Partnership shares control with affiliates which have the same general partners.

   Cash and Cash Equivalents--The Partnership considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents consist of demand deposits at commercial banks and money market funds (some of which are backed by government securities). Cash equivalents are stated at cost plus accrued interest, which approximates market value.

   Cash accounts maintained on behalf of the Partnership in demand deposits at commercial banks and money market funds may exceed federally insured levels; however, the Partnership has not experienced any losses in such accounts. The Partnership limits investment of temporary cash investments to financial institutions with high credit standing; therefore, the Partnership believes it is not exposed to any significant credit risk on cash and cash equivalents.

   Organization Costs--Organization costs are amortized over five years using the straight-line method.

   Income Taxes--Under Section 701 of the Internal Revenue Code, all income, expenses and tax credit items flow through to the partners for tax purposes. Therefore, no provision for federal income taxes is provided in the accompanying financial statements. The Partnership is subject to certain state taxes on its income and property.

   Additionally, for tax purposes, syndication costs are included in Partnership equity and in the basis of each partner's investment. For financial reporting purposes, syndication costs are netted against partners' capital and represent a reduction of Partnership equity and a reduction in the basis of each partner's investment.

   Use of Estimates--The general partners of the Partnership have made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. The more significant areas requiring the use of management estimates relate to the allowance for doubtful accounts and future cash flows associated with long-lived assets. Actual results could differ from those estimates.

2. Leases

   The Partnership leases its land or land and buildings to operators of national and regional fast-food and family-style restaurants. The leases are accounted for under the provisions of Statement of Financial Accounting Standards No. 13, "Accounting for Leases." Some of the leases are classified as operating leases and some of the leases have been classified as direct financing leases. For the leases classified as direct financing leases, the building portions of the property leases are accounted for as direct financing leases while the land portions of the majority of these leases are operating leases. Substantially all leases are for 15 to 20 years and provide for minimum and contingent rentals. In addition, the tenant pays all property taxes and assessments, fully maintains the interior and exterior of the building and carries insurance coverage for public liability, property damage, fire and extended coverage. The lease options generally allow tenants to renew the leases for two to five successive five-year periods subject to the same terms and conditions as the initial lease. Most leases also allow the tenant to purchase the property at fair market value after a specified portion of the lease has elapsed.

                           CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)


3. Land and Buildings on Operating Leases

   Land and buildings on operating leases consisted of the following at December 31:

                                                          1997         1996
                                                       -----------  -----------
      Land............................................ $12,742,897  $13,175,484
      Buildings.......................................  11,743,041   11,743,041
                                                       -----------  -----------
                                                        24,485,938   24,918,525
      Less accumulated depreciation...................  (1,697,320)  (1,305,886)
                                                       -----------  -----------
                                                       $22,788,618  $23,612,639
                                                       ===========  ===========

   In November 1996, the Partnership sold its property in Richmond, Virginia, to the tenant and received sales proceeds of $550,000, resulting in a gain of $82,855 for financial reporting purposes. This property was originally acquired by the Partnership in March 1994, and had a cost of approximately $415,400, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the property for approximately $134,600 in excess of its original purchase price. In January 1997, the Partnership reinvested the net sales proceeds in a property in Akron, Ohio, as tenants-in-common, with affiliates of the general partners (see Note 5).

   In October 1997, the Partnership sold its property in Orlando, Florida, to a third party for $953,371 and received net sales proceeds of $932,849, resulting in a loss of $48,538 for financial reporting purposes. In December 1997, the Partnership reinvested the net sales proceeds in a property located in Miami, Florida, as tenants-in-common, with affiliates of the general partners (see
Note 5).

   Generally, the leases provide for escalating guaranteed minimum rents throughout the lease term. Income from these scheduled rent increases is recognized on a straight-line basis over the terms of the leases. For the years ended December 31, 1997, 1996 and 1995, the Partnership recognized $378,850, $313,541 and $371,167, respectively, of such rental income.

   The following is a schedule of the future minimum lease payments to be received on noncancellable operating leases at December 31, 1997:

      1998.......................................................... $ 2,136,766
      1999..........................................................   2,274,706
      2000..........................................................   2,265,811
      2001..........................................................   2,277,006
      2002..........................................................   2,307,013
      Thereafter....................................................  24,312,111
                                                                     -----------
                                                                     $35,573,413
                                                                     ===========

   Since lease renewal periods are exercisable at the option of the tenant, the above table only presents future minimum lease payments due during the initial lease terms. In addition, this table does not include any amounts for future contingent rentals which may be received on the leases based on a percentage of the tenant's gross sales.

                           CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)


4. Net Investment in Direct Financing Leases

   The following lists the components of the net investment in direct financing leases at December 31:

                                                        1997          1996
                                                    ------------  ------------
      Minimum lease payments receivable............ $ 15,747,868  $ 18,116,667
      Estimated residual values....................    2,582,058     2,723,067
      Less unearned income.........................  (10,419,456)  (12,295,818)
                                                    ------------  ------------
      Net investment in direct financing leases.... $  7,910,470  $  8,543,916
                                                    ============  ============

   In October 1997, the Partnership sold its property in Orlando, Florida, for which the building portion had been classified as a direct financing lease. In connection therewith, the gross investment (minimum lease payment receivable and estimated residual value) and unearned income relating to this property were removed from the accounts and the loss from the sale relating to the land portion of the property and the net investment in direct financing lease was reflected in income (Note 3).

   The following is a schedule of future minimum lease payments to be received on direct financing leases at December 31, 1997:

      1998.......................................................... $   958,686
      1999..........................................................     964,106
      2000..........................................................     964,106
      2001..........................................................     976,846
      2002..........................................................     994,681
      Thereafter....................................................  10,889,443
                                                                     -----------
                                                                     $15,747,868
                                                                     ===========

   The above table does not include future minimum lease payments for renewal periods or for contingent rental payments that may become due in future periods (see Note 3).

5. Investment in Joint Ventures

   The Partnership has a 50 percent and a 27.8% interest in the profits and losses of Attalla Joint Venture and Salem Joint Venture, respectively. The remaining interests in these joint ventures are held by affiliates of the Partnership which have the same general partners.

   The Partnership also owns a property in Arvada, Colorado, as tenants-in-common with an affiliate of the general partners. The Partnership accounts for its investment in this property using the equity method since the Partnership shares control with an affiliate. As of December 31, 1997, the Partnership owned a 66.13% interest in this property.

   In January 1997, the Partnership used the net sales proceeds from the 1996 sale of the property in Richmond, Virginia, to acquire a property in Akron, Ohio, as tenants-in-common with an affiliate of the general partners. The Partnership accounts for its investment in this property using the equity method since the Partnership shares control with affiliates, and amounts relating to its investment are included in investment in joint ventures. As of December 31, 1997, the Partnership owned a 63.03% interest in this property.

   In addition, in December 1997, the Partnership acquired a property in Miami, Florida, as tenants-in-common with affiliates of the general partners. The Partnership accounts for its investment in this property

                           CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

using the equity method since the Partnership shares control with affiliates, and amounts relating to its investment are included in investment in joint ventures. As of December 31, 1997, the Partnership owned a 47.83% interest in this property.

   Attalla Joint Venture and Salem Joint Venture and the Partnership and affiliates, as tenants-in-common in three separate tenancy-in-common arrangements, each own and lease one property to an operator of national fast-food or family-style restaurants. The following presents the combined, condensed financial information for the joint ventures and the properties held as tenants-in-common with affiliates at December 31:

                                                           1997       1996
                                                        ---------- ----------
      Land and buildings on operating leases, less
       accumulated depreciation........................ $4,256,861 $1,482,503
      Net investment in direct financing leases........    364,479    367,661
      Cash.............................................     18,729     21,173
      Receivables......................................        --       6,412
      Prepaid expenses.................................        380        255
      Accrued rental income............................    106,653     51,745
      Liabilities......................................     15,653     28,121
      Partners' capital................................  4,731,449  1,901,628
      Revenues.........................................    347,971    216,960
      Net income.......................................    285,922    145,851

   The Partnership recognized income totalling $150,417, $60,654 and $98,520 for the years ended December 31, 1997, 1996 and 1995, respectively, from these joint ventures and the properties held as tenants-in-common with affiliates.

6. Restricted Cash

   In 1996, the sales proceeds of $550,000 from the sale of the property in Richmond, Virginia, plus accrued interest of $770, were being held in an interest-bearing escrow account pending the release of funds by the escrow agent to acquire an additional property. In January 1997, the funds were released from escrow and the Partnership acquired a 63.03% interest in a Burger King property in Akron, Ohio, as tenants-in-common with an affiliate of the general partners (Note 5).

7. Allocations and Distributions

   Generally, all net income and net losses of the Partnership, excluding gains and losses from the sale of properties, are allocated 99 percent to the limited partners and one percent to the general partners. Distributions of net cash flow are made 99 percent to the limited partners and one percent to the general partners; provided, however, that the one percent of net cash flow to be distributed to the general partners is subordinated to receipt by the limited partners of an aggregate, ten percent, cumulative, noncompounded annual return on their invested capital contributions (the "Limited Partners' 10% Return").

   Generally, net sales proceeds from the sale of properties, to the extent distributed, will be distributed first to the limited partners in an amount sufficient to provide them with their Limited Partners' 10% Return, plus the return of their adjusted capital contributions. The general partners will then receive, to the extent previously subordinated and unpaid, a one percent interest in all prior distributions of net cash flow and a return of their capital contributions. Any remaining sales proceeds will be distributed 95 percent to the limited partners and

                           CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

five percent to the general partners. Any gain from the sale of a property is, in general, allocated in the same manner as net sales proceeds will be distributable. Any loss from the sale of a property is, in general, allocated first, on a pro rata basis, to partners with positive balances in their capital accounts; and thereafter, 95 percent to the limited partners and five percent to the general partners.

   During each of the years ended December 31, 1997 and 1996, the Partnership declared distributions to the limited partners of $3,400,008 and during the year ended December 31, 1995, the Partnership declared distributions to the limited partners of $3,375,011. No distributions have been made to the general partners to date.

8. Income Taxes

   The following is a reconciliation of net income for financial reporting purposes to net income for federal income tax purposes for the years ended December 31:

                                                1997        1996        1995
                                             ----------  ----------  ----------
   Net income for financial reporting
    purposes...............................  $3,035,627  $3,231,815  $3,319,174
   Depreciation for tax reporting purposes
    in excess of depreciation for financial
    reporting purposes.....................    (100,696)   (103,634)   (103,634)
   Direct financing leases recorded as
    operating leases for tax reporting
    purposes...............................      84,646      80,214      71,410
   Equity in earnings of joint ventures for
    tax reporting purposes in excess of
    (less than) equity in earnings of joint
    ventures for financial reporting
    purposes...............................     (19,727)      6,819     (17,195)
   Loss (gain) on sale of property deferred
    for tax reporting purposes.............         --      (82,855)     29,560
   Loss on sale of property for financial
    reporting purposes in excess of loss
    for tax reporting purposes.............      38,823         --          --
   Allowance for doubtful accounts.........    (150,734)    102,198      45,182
   Accrued rental income...................    (378,850)   (313,540)   (371,167)
   Rents paid in advance...................     (48,535)     51,142     (52,471)
                                             ----------  ----------  ----------
   Net income for federal income tax
    purposes...............................  $2,460,554  $2,972,159  $2,920,859
                                             ==========  ==========  ==========

9. Related Party Transactions

   One of the individual partners, James M. Seneff, Jr., is one of the principal shareholders of CNL Group, Inc., the parent company of CNL Fund Advisors, Inc. The other individual general partner, Robert A. Bourne, served as president of CNL Fund Advisors, Inc. through October 1997. CNL Income Fund Advisors, Inc. was a wholly owned subsidiary of CNL Group, Inc. until its merger, effective January 1, 1996, with CNL Fund Advisors, Inc. During the years ended December 31, 1997, 1996 and 1995, CNL Income Fund Advisors, Inc. and CNL Fund Advisors, Inc. (hereinafter referred to collectively as the "Affiliates") each performed certain services for the Partnership, as described below.

   During the years ended December 31, 1997, 1996 and 1995, certain Affiliates acted as manager of the Partnership's properties pursuant to a management agreement with the Partnership. In connection therewith, the Partnership agreed to pay Affiliates a management fee of one percent of the sum of gross revenues from properties wholly owned by the Partnership and the Partnership's allocable share of gross revenues from joint ventures and the property held as tenants-in-common with an affiliate. The management fee, which will not

                           CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

exceed fees which are competitive for similar services in the same geographic area, may or may not be taken, in whole or in part as to any year, in the sole discretion of the Affiliates. All or any portion of the management fee not taken as to any fiscal year shall be deferred without interest and may be taken in such other fiscal year as the Affiliates shall determine. The Partnership incurred management fees of $34,321, $35,675 and $36,031 for the years ended December 31, 1997, 1996 and 1995, respectively.

   Certain Affiliates are also entitled to receive a deferred, subordinated real estate disposition fee, payable upon the sale of one or more properties based on the lesser of one-half of a competitive real estate commission or three percent of the sales price if the Affiliates provide a substantial amount of services in connection with the sale. However, if the net sales proceeds are reinvested in a replacement property, no such real estate disposition fees will be incurred until such replacement property is sold and the net sales proceeds are distributed. The payment of the real estate disposition fee is subordinated to receipt by the limited partners of their aggregate 10% Preferred Return, plus their adjusted capital contributions. No deferred, subordinated real estate disposition fees have been incurred since inception.

   During the years ended December 31, 1997, 1996 and 1995, Affiliates provided accounting and administrative services to the Partnership on a day-to-day basis. For the years ended December 31, 1997, 1996 and 1995, the expenses incurred for these services were $87,322, $91,272 and $67,052, respectively.

   The due to related parties at December 31, 1997 and 1996, totalled $6,791 and $2,594, respectively.

   During 1997, the Partnership and an affiliate of the general partners acquired a property in Akron, Ohio, as tenants-in-common for a purchase price of $872,625 (of which the Partnership contributed $550,000 or 63.03%) from CNL BB Corp., also an affiliate of the general partners. CNL BB Corp. had purchased and temporarily held title to this property in order to facilitate the acquisition of the property by the Partnership and the affiliate, as tenants-in-common. The purchase price paid by the Partnership and the affiliate represented the costs incurred by CNL BB Corp. to acquire and carry the property, including closing costs.

10. Concentration of Credit Risk

   The following schedule presents total rental and earned income from individual lessees, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of total rental and earned income from joint ventures and the properties held as tenants-in-common with affiliates) for at least one of the years ended December 31:

                                                      1997     1996     1995
                                                    -------- -------- --------
      Long John Silver's, Inc...................... $759,064 $764,565 $774,281
      Flagstar Enterprises, Inc. and Quincy's
       Restaurants, Inc............................  744,199  765,109  785,570
      Golden Corral Corporation....................  536,886  539,568  533,668
      Foodmaker, Inc...............................  450,816  450,393  450,724
      Checkers Drive-In Restaurants, Inc...........  366,187  412,422  416,746

   In addition, the following schedule presents total rental and earned income from individual restaurant chains, each representing more than ten percent of the Partnership's total rental and earned income (including

                           CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Concluded)

the Partnership's share of total rental and earned income from joint ventures and the properties held as tenants-in-common with affiliates) for at least one of the years ended December 31:

                                                       1997     1996     1995
                                                     -------- -------- --------
      Long John Silver's............................ $759,064 $764,565 $774,281
      Hardee's......................................  649,762  670,249  690,324
      Golden Corral Family Steakhouse Restaurants...  536,886  539,568  533,668
      Burger King...................................  484,111  431,280  419,740
      Jack in the Box...............................  450,816  450,393  450,724
      Checkers Drive-In Restaurants.................  366,187  412,422  416,746

   Although the Partnership's properties are geographically diverse throughout the United States and the Partnership's lessees operate a variety of restaurant concepts, default by any one of these lessees or restaurant chains could significantly impact the results of operations of the Partnership. However, the general partners believe that the risk of such a default is reduced due to the essential or important nature of these properties for the on-going operations of the lessees.

                           CNL INCOME FUND XIV, LTD.

                              FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                                           Page
                                                                           -----
Condensed Balance Sheets as of September 30, 1998 and December 31, 1997..  F-337
Condensed Statements of Income for the Quarters and Nine Months Ended
 September 30, 1998 and 1997.............................................  F-338
Condensed Statements of Partner's Capital for the Nine Months Ended
 September 30, 1998 and for the Year Ended December 31, 1997.............  F-339
Condensed Statements of Cash Flows for the Nine Months Ended September
 30, 1998 and 1997.......................................................  F-340
Notes to Condensed Financial Statements for the Quarters and Nine Months
 Ended September 30, 1998 and 1997.......................................  F-341
Report of Independent Accountants........................................  F-344
Balance Sheets as of December 31, 1997 and 1996..........................  F-345
Statements of Income for the Years Ended December 31, 1997, 1996 and
 1995....................................................................  F-346
Statements of Partner's Capital for the Years Ended December 31, 1997,
 1996 and 1995...........................................................  F-347
Statements of Cash Flows for the Years Ended December 31, 1997, 1996 and
 1995....................................................................  F-348
Notes to Financial Statements for the Years Ended December 31, 1997, 1996
 and 1995................................................................  F-349

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

                            CONDENSED BALANCE SHEETS

                                                        September   December
                                                        30, 1998    31, 1997
                                                       ----------- -----------
                        ASSETS
Land and buildings on operating leases, less
 accumulated depreciation
 of $1,571,136 and $1,295,713......................... $26,043,665 $25,217,725
Net investment in direct financing leases.............   6,392,118   9,041,485
Investment in joint ventures..........................   3,633,822   3,271,739
Cash and cash equivalents.............................   2,293,184   1,285,777
Restricted cash.......................................     398,539     318,592
Receivables, less allowance for doubtful accounts of
 $5,013 in 1998.......................................         --       19,912
Prepaid expenses......................................      13,689       7,915
Organization costs, less accumulated amortization of
 $10,000 and $8,599...................................         --        1,401
Accrued rental income, less allowance for doubtful
 accounts
 of $11,040 and $6,295................................   1,795,945   1,820,078
                                                       ----------- -----------
                                                       $40,570,962 $40,984,624
                                                       =========== ===========
          LIABILITIES AND PARTNERS' CAPITAL
Accounts payable...................................... $     1,234 $    10,258
Accrued and escrowed real estate taxes payable........      42,751      19,570
Distributions payable.................................     928,130     928,130
Due to related parties................................       5,929       7,853
Rents paid in advance.................................      35,561      29,656
                                                       ----------- -----------
  Total liabilities...................................   1,013,605     995,467
Partners' capital.....................................  39,557,357  39,989,157
                                                       ----------- -----------
                                                       $40,570,962 $40,984,624
                                                       =========== ===========


                See accompanying notes to financial statements.

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

                         CONDENSED STATEMENTS OF INCOME

                                      Quarter Ended        Nine Months Ended
                                      September 30,          September 30,
                                  ---------------------- ----------------------
                                     1998        1997       1998        1997
                                  ----------  ---------- ----------  ----------
Revenues:
  Rental income from operating
   leases........................ $  682,180  $  723,524 $2,107,058  $2,170,802
  Adjustment to accrued rental
   income........................    (14,350)        --    (277,319)        --
  Earned income from direct
   financing leases..............    184,522     254,117    644,797     764,122
  Interest and other income......     26,585      12,765     73,047      43,367
                                  ----------  ---------- ----------  ----------
                                     878,937     990,406  2,547,583   2,978,291
                                  ----------  ---------- ----------  ----------
Expenses:
  General operating and
   administrative................     51,444      35,386    130,375     111,792
  Professional services..........      5,632       7,006     22,509      18,590
  Bad debt expense...............        --          --         --       14,000
  Management fees to related
   parties.......................      8,842       9,573     27,628      28,863
  Real estate taxes..............     41,562       1,384     46,288       7,192
  State and other taxes..........      1,462         --      22,498      21,874
  Loss on termination of direct
   financing lease...............     21,873         --      21,873         --
  Depreciation and amortization..    107,492      85,053    277,598     255,108
                                  ----------  ---------- ----------  ----------
                                     238,307     138,402    548,769     457,419
                                  ----------  ---------- ----------  ----------
Income Before Equity in Earnings
 of Joint Ventures
 and Gain on Sale of Land and
 Building........................    640,630     852,004  1,998,814   2,520,872
Equity in Earnings of Joint
 Ventures........................     76,939      78,381    241,570     231,204
Gain on Sale of Land and
 Building........................        --          --     112,206         --
                                  ----------  ---------- ----------  ----------
Net Income....................... $  717,569  $  930,385 $2,352,590  $2,752,076
                                  ==========  ========== ==========  ==========
Allocation of Net Income:
  General partners............... $    7,175  $    9,304 $   22,403  $   27,521
  Limited partners...............    710,394     921,081  2,330,187   2,724,555
                                  ----------  ---------- ----------  ----------
                                  $  717,569  $  930,385 $2,352,590  $2,752,076
                                  ==========  ========== ==========  ==========
Net Income Per Limited Partner
 Unit............................ $     0.16  $     0.20 $     0.52  $     0.61
                                  ==========  ========== ==========  ==========
Weighted Average Number of
 Limited
 Partner Units Outstanding.......  4,500,000   4,500,000  4,500,000   4,500,000
                                  ==========  ========== ==========  ==========

                See accompanying notes to financial statements.

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

                   CONDENSED STATEMENTS OF PARTNERS' CAPITAL

                                            Nine Months Ended
                                              September 30,      Year Ended
                                                  1998        December 31, 1997
                                            ----------------- -----------------
General partners:
  Beginning balance........................    $   146,640       $   109,981
  Net income...............................         22,403            36,659
                                               -----------       -----------
                                                   169,043           146,640
                                               -----------       -----------
Limited partners:
  Beginning balance........................     39,842,517        39,925,756
  Net income...............................      2,330,187         3,629,281
  Distributions ($0.62 and $0.83 per
   limited partner unit, respectively).....     (2,784,390)       (3,712,520)
                                               -----------       -----------
                                                39,388,314        39,842,517
                                               -----------       -----------
    Total partners' capital................    $39,557,357       $39,989,157
                                               ===========       ===========


                See accompanying notes to financial statements.

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

                       CONDENSED STATEMENTS OF CASH FLOWS

                                                          Nine Months Ended
                                                            September 30,
                                                           1998         1997
                                                        -----------  ----------
Increase (Decrease) in Cash and Cash Equivalents:
  Net Cash Provided by Operating Activities...........  $ 2,610,638  $2,782,288
                                                        -----------  ----------
  Cash Flows from Investing Activities:
    Proceeds from sale of land and building...........    1,648,110         --
    Investment in joint venture.......................     (387,573)    (77,277)
    Return of capital from joint venture..............          --       51,950
    Increase in restricted cash.......................      (79,378)        --
                                                        -----------  ----------
        Net cash provided by (used in) investing
         activities...................................    1,181,159     (25,327)
                                                        -----------  ----------
  Cash Flows from Financing Activities:
    Distributions to limited partners.................   (2,784,390) (2,784,390)
                                                        -----------  ----------
        Net cash used in financing activities.........   (2,784,390) (2,784,390)
                                                        -----------  ----------
Net Increase (Decrease) in Cash and Cash Equivalents..    1,007,407     (27,429)
Cash and Cash Equivalents at Beginning of Period......    1,285,777   1,462,012
                                                        -----------  ----------
Cash and Cash Equivalents at End of Period............  $ 2,293,184  $1,434,583
                                                        ===========  ==========
Supplemental Schedule of Non-Cash Investing and
 Financing Activities:
    Net investment in direct financing leases
     reclassified to land and buildings on operating
     leases as a result of lease termination..........  $ 2,084,141  $      --
                                                        ===========  ==========
    Distributions declared and unpaid at end of
     period...........................................  $   928,130  $  928,130
                                                        ===========  ==========


                See accompanying notes to financial statements.

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)

             Quarters Nine Months Ended September 30, 1998 and 1997

1. Basis of Presentation

   The accompanying unaudited condensed financial statements have been prepared in accordance with the instructions to Form 10-Q and do not include all of the information and note disclosures required by generally accepted accounting principles. The financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary to fair statement of the results for the interim periods presented. Operating results for the nine months ended September 30, 1998, may not be indicative of the results that may be expected for the year ending December 31, 1998. Amounts as of December 31, 1997, included in the financial statements, have been derived from audited financial statements as of the date.

   These unaudited financial statements should be read in conjunction with the financial statements and notes thereto included in Form 10-K of CNL Income Fund XIV, Ltd, (the "Partnership") for the year ended December 31, 1997.

   In May 1998, the Financial Accounting Standards Board reached a consensus in EITF 98-9, entitled "Accounting for Contingent Rent in the Interim Financial Periods." Adoption of this consensus did not have a material effect on the Partnership's financial position or results of operations.

2. Land and Buildings on Operating Leases

   During the nine months ended September 30, 1998, the partnership sold its property in Madison, Alabama and two properties in Richmond, Virginia, to third parties for a total of $1,667,462 and received net sales proceeds of $1,606,702, resulting in a total gain of $70,798 for financial reporting purposes. These properties were originally acquired by the partnership in 1993 and 1994, and had costs totaling approximately $1,393,400, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold these properties for a total of approximately $213,300 in excess of their original purchase prices.

   In addition, in April 1998, the Partnership reached an agreement to accept $360,000 for the property in Riviera Beach, Florida, which was taken through a right of way taking in December 1997. The Partnership had received preliminary sales proceeds of $318,592 as of December 31, 1997. Upon agreement of the final sales price of $360,000, and receipt of the remaining sales proceeds of $41,408, the Partnership recognized a gain of $41,408 for financial reporting purposes. This property was originally acquired by the Partnership in 1994 and had a cost of approximately $276,400, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold this property for a total of approximately $83,600 excess of its original purchase price.

3. Net Investment in Direct Financing Leases

   In January 1998, the Partnership sold its property in Madison, Alabama, for which the building portion had been classified as a direct financing lease. In connection therewith, the gross investment (minimum lease payments receivable and the estimated residual value) and unearned income relating to the building were removed from the accounts (see Note 2).

   During the nine months ended September 30, 1998, four of the Partnership's leases with Long John Silver's Inc. were rejected in connection with the tenant filing for bankruptcy. As a result, the Partnership reclassified these assets from net investment in direct financing leases to land and buildings on operating leases. In accordance with Statement of Financial Accounting Standards #13, "Accounting for Leases," the

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)

             Quarters Nine Months Ended September 30, 1998 and 1997 Partnership recorded the reclassified assets at the lower of original cost, present fair value, or present carrying amount, which resulted in a loss on termination of direct financing lease of $21,873 for financial reporting purposes.

4. Investment in Joint Ventures

   In April 1998, the Partnership entered into a joint venture arrangement, Melbourne Joint Venture, with an affiliate of the general partners, to construct and hold one restaurant property, at a total cost of $1,052,552. As of September 30, 1998, the Partnership had contributed $314,011 to purchase land and pay for construction costs relating to the joint venture. The Partnership has agreed to contribute approximately $212,300 in additional construction costs to the joint venture. The Partnership will have an approximate 50 percent interest in the profits and losses of the joint venture. The Partnership accounts for its investment in this joint venture under the equity method since the Partnership shares control with an affiliate.

   As of September 30, 1998, Attalla Joint Venture, Salem Joint Venture, Kingston Joint Venture and Melbourne Joint Venture, each owned and leased one property, and WoodRidge Real Estate Joint Venture owned and leased six properties, to operators of fast-food or family-style restaurants. The following presents the combined, condensed financial information for the joint ventures at:

                                                     September 30, December 31,
                                                         1998          1997
                                                     ------------- ------------
      Land and buildings on operating leases,
       less accumulated depreciation................  $6,673,070    $6,008,240
      Net investment in direct financing lease......     361,764       364,479
      Cash..........................................       2,783        13,842
      Receivables...................................      20,884         2,571
      Accrued rental income.........................     212,017       150,621
      Other assets..................................       1,153         1,257
      Liabilities...................................     195,521       231,061
      Partners' capital.............................   7,076,150     6,309,949
      Revenues......................................     582,901       712,004
      Net income....................................     467,698       588,835

   The Partnership recognized income totaling $241,570 and $231,204 for the nine months ended September 30, 1998 and 1997, respectively, from these joint ventures, $76,939 and $78,381 of which was earned for the quarters ended September 30, 1998 and 1997, respectively.

5. Restricted Cash

   As of September 30, 1998, $397,970 in net sales proceeds from the sale of one of the Properties in Richmond, Virginia, plus accrued interest of $569, were being held in an interest-bearing escrow account pending the release of funds by an escrow agent to acquire an additional property.

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)

             Quarters Nine Months Ended September 30, 1998 and 1997

6. Subsequent Event

   In October 1998, the Partnership reinvested approximately $1,533,100 of the net sales proceeds it received from the sales of the properties in Richmond, Virginia and the right of way taking of the property in Riviera Beach, Florida, and a portion of the net sales proceeds it received from the sale of the property in Madison, Alabama, in a Bennigan's property located in Fayetteville, North Carolina. In connection therewith, the Partnership entered into a long term, triple-net lease with terms substantially the same as its other leases. The Partnership acquired the Bennigan's property from an affiliate of the general partners. The affiliate had purchased and temporarily held title to the property in order to facilitate the acquisition of the property by the Partnership. The purchase price paid by the Partnership represented the costs incurred by the affiliate to acquire the property, including closing costs.

                       Report of Independent Accountants

To the Partners
CNL Income Fund XIV, Ltd.

   We have audited the accompanying balance sheets of CNL Income Fund XIV, Ltd. (a Florida limited partnership) as of December 31, 1997 and 1996 and the related statements of income, partners' capital and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CNL Income Fund XIV, Ltd. as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.

/s/ Coopers & Lybrand L.L.P.

Orlando, Florida
January 20, 1998

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

                                 BALANCE SHEETS

                                                            December 31,
                                                          1997        1996
                                                       ----------- -----------
                        ASSETS
Land and buildings on operating leases, less
 accumulated depreciation............................. $25,217,725 $25,852,484
Net investment in direct financing leases.............   9,041,485   9,125,272
Investment in joint ventures..........................   3,271,739   3,201,156
Cash and cash equivalents.............................   1,285,777   1,462,012
Restricted cash.......................................     318,592          --
Receivables, less allowance for doubtful accounts of
 $22,970 in 1996......................................      19,912      23,477
Prepaid expenses......................................       7,915       8,243
Organization costs, less accumulated amortization of
 $8,599 and $6,599....................................       1,401       3,401
Accrued rental income.................................   1,820,078   1,369,804
                                                       ----------- -----------
                                                       $40,984,624 $41,045,849
                                                       =========== ===========
          LIABILITIES AND PARTNERS' CAPITAL
Accounts payable...................................... $    10,258 $     5,447
Accrued and escrowed real estate taxes payable........      19,570      12,364
Distributions payable.................................     928,130     928,130
Due to related parties................................       7,853       1,651
Rents paid in advance.................................      29,656      62,520
                                                       ----------- -----------
  Total liabilities...................................     995,467   1,010,112
Commitments (Note 11)
Partners' capital.....................................  39,989,157  40,035,737
                                                       ----------- -----------
                                                       $40,984,624 $41,045,849
                                                       =========== ===========


                See accompanying notes to financial statements.

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

                              STATEMENTS OF INCOME

                                                 Year Ended December 31,
                                                1997       1996       1995
                                             ---------- ---------- ----------
Revenues:
 Rental income from operating leases........ $2,893,900 $2,960,909 $2,980,928
 Earned income from direct financing
  leases....................................  1,017,627  1,026,616  1,034,636
 Interest and other income..................     47,287     56,377     52,426
                                             ---------- ---------- ----------
                                              3,958,814  4,043,902  4,067,990
                                             ---------- ---------- ----------
Expenses:
 General operating and administrative.......    154,654    162,163    143,138
 Professional services......................     29,746     24,138     31,270
 Bad debt expense...........................     10,500        --      12,619
 Management fees to related parties.........     38,626     38,785     38,832
 Real estate taxes..........................      7,192      3,426      8,116
 State and other taxes......................     21,874     18,109     14,865
 Depreciation and amortization..............    340,161    340,089    340,112
                                             ---------- ---------- ----------
                                                602,753    586,710    588,952
                                             ---------- ---------- ----------
Income Before Equity in Earnings of Joint
 Ventures and Loss on Sale of Land..........  3,356,061  3,457,192  3,479,038
Equity in Earnings of Joint Ventures........    309,879    459,137    338,717
Loss on Sale of Land........................        --         --     (66,518)
                                             ---------- ---------- ----------
Net Income.................................. $3,665,940 $3,916,329 $3,751,237
                                             ========== ========== ==========
Allocation of Net Income:
 General partners........................... $   36,659 $   39,163 $   38,073
 Limited partners...........................  3,629,281  3,877,166  3,713,164
                                             ---------- ---------- ----------
                                             $3,665,940 $3,916,329 $3,751,237
                                             ========== ========== ==========
Net Income Per Limited Partner Unit......... $     0.81 $     0.86 $     0.83
                                             ========== ========== ==========
Weighted Average Number of Limited Partner
 Units Outstanding..........................  4,500,000  4,500,000  4,500,000
                                             ========== ========== ==========

                See accompanying notes to financial statements.

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

                        STATEMENTS OF PARTNERS' CAPITAL

                  Years Ended December 31, 1997, 1996 and 1995

                              General Partners                       Limited Partners
                          ------------------------- ----------------------------------------------------
                                        Accumulated                              Accumulated Syndication
                          Contributions  Earnings   Contributions Contributions   Earnings      Costs        Total
                          ------------- ----------- ------------- -------------  ----------- -----------  -----------
Balance, December 31,
 1994...................     $1,000      $ 31,745    $45,000,000  $ (3,082,753)  $ 3,142,776 $(5,383,945) $39,708,823
 Distributions to
  limited partners
  ($0.81) per limited
  partner unit).........        --            --             --     (3,628,130)          --          --    (3,628,130)
 Net income.............        --         38,073            --                    3,713,164         --     3,751,237
                             ------      --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1995...................      1,000        69,818     45,000,000    (6,710,883)    6,855,940  (5,383,945)  39,831,930
 Distributions to
  limited partners
  ($0.83 per limited
  partners unit)........        --            --             --     (3,712,522)          --          --    (3,712,522)
 Net income.............        --         39,163            --            --      3,877,166         --     3,916,329
                             ------      --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1996...................      1,000       108,981     45,000,000   (10,423,405)   10,733,106  (5,383,945)  40,035,737
 Distributions to
  limited partners
  ($0.83 per limited
  partner unit).........        --            --             --     (3,712,520)          --          --    (3,712,520)
 Net income.............        --         36,659            --            --      3,629,281         --     3,665,940
                             ------      --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1997...................     $1,000      $145,640    $45,000,000  $(14,135,925)  $14,362,387 $(5,383,945) $39,989,157
                             ======      ========    ===========  ============   =========== ===========  ===========


                See accompanying notes to financial statements.

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

                            STATEMENTS OF CASH FLOWS

                                                Year Ended December 31,
                                               1997        1996        1995
                                            ----------  ----------  ----------
Increase (Decrease) in Cash and Cash
 Equivalents:
 Cash Flows From Operating Activities:
 Cash received from tenants...............  $3,501,064  $3,572,793  $3,626,651
 Distributions from joint ventures........     308,220     340,299     270,406
 Cash paid for expenses...................    (243,326)   (250,885)   (237,937)
 Interest received........................      40,232      44,089      50,724
                                            ----------  ----------  ----------
  Net cash provided by operating
   activities.............................   3,606,190   3,706,296   3,709,844
                                            ----------  ----------  ----------
 Cash Flows From Investing Activities:
 Proceeds from sale of land...............         --          --      696,012
 Proceeds received from right of way
  taking..................................     318,592         --          --
 Additions to land and buildings on
  operating leases........................         --          --     (964,073)
 Investment in direct financing leases....         --          --      (75,352)
 Investment in joint ventures.............    (121,855)     (7,500) (1,087,218)
 Return of capital from joint venture.....      51,950         --          --
 Increase in restricted cash..............    (318,592)        --          --
 Other....................................         --          --        5,530
                                            ----------  ----------  ----------
  Net cash used in investing activities...     (69,905)     (7,500) (1,425,101)
                                            ----------  ----------  ----------
 Cash Flows From Financing Activities:
  Reimbursement of acquisition costs paid
  by related parties on behalf of the
  Partnership.............................         --          --         (577)
  Distributions to limited partners.......  (3,712,520) (3,712,522) (3,543,751)
                                            ----------  ----------  ----------
  Net cash used in financing activities...  (3,712,520) (3,712,522) (3,544,328)
                                            ----------  ----------  ----------
Net Decrease in Cash and Cash
 Equivalents..............................    (176,235)    (13,726) (1,259,585)
Cash and Cash Equivalents at Beginning of
 Year.....................................   1,462,012   1,475,738   2,735,323
                                            ----------  ----------  ----------
Cash and Cash Equivalents at End of Year..  $1,285,777  $1,462,012  $1,475,738
                                            ==========  ==========  ==========
Reconciliation of Net Income to Net Cash
 Provided by Operating Activities:
 Net income...............................  $3,665,940  $3,916,329  $3,751,237
                                            ----------  ----------  ----------
 Adjustments to reconcile net income to
  net cash provided by operating
  activities:
  Depreciation............................     337,180     337,181     337,393
  Amortization............................       2,981       2,908       2,719
  Equity in earnings of joint ventures, net
   of distributions.......................      (1,659)   (118,889)    (68,311)
  Loss on sale of land....................         --          --       66,518
  Decrease (increase) in receivables......       3,565     (13,946)     36,872
  Decrease (increase) in prepaid expenses.         328      (4,802)     (3,441)
  Decrease in net investment in direct
   financing leases.......................      83,787      74,798      66,778
  Increase in accrued rental income.......    (471,287)   (491,221)   (497,969)
  Decrease in other assets................         --          --        3,315
  Increase (decrease) in accounts payable.      12,017      (8,408)     22,223
  Increase (decrease) in due to related
   parties, excluding reimbursement of
   acquisition costs paid on behalf of the
   Partnership............................       6,202      (5,218)      6,869
  Increase (decrease) in rents paid in
   advance................................     (32,864)     17,564     (14,359)
                                            ----------  ----------  ----------
  Total adjustments.......................     (59,750)   (210,033)    (41,393)
                                            ----------              ----------
Net Cash Provided by Operating
 Activities...............................  $3,606,190  $3,706,296  $3,709,844
                                            ==========  ==========  ==========
Supplemental Schedule of Non-Cash
 Financing Activities:
Distributions declared and unpaid at
 December 31..............................  $  928,130  $  928,130  $  928,130
                                            ==========  ==========  ==========

                See accompanying notes to financial statements.

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

                         NOTES TO FINANCIAL STATEMENTS

                  Years Ended December 31, 1997, 1996 and 1995

1. Significant Accounting Policies

   Organization and Nature of Business--CNL Income Fund XIV, Ltd. (the "Partnership") is a Florida limited partnership that was organized for the purpose of acquiring both newly constructed and existing restaurant properties, as well as properties upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food and family-style restaurant chains. Under the terms of a registration statement filed with the Securities and Exchange Commission, the Partnership was authorized to sell a maximum of 4,500,000 units ($45,000,000) of limited partnership interest. A total of 4,500,000 units ($45,000,000) of limited partnership interest were sold.

   The general partners of the Partnership are CNL Realty Corporation (the "Corporate General Partner"), James M. Seneff, Jr. and Robert A. Bourne. Mr. Seneff and Mr. Bourne are also 50 percent shareholders of the Corporate General Partner. The general partners have responsibility for managing the day-to-day operations of the Partnership.

   Real Estate and Lease Accounting--The Partnership records the acquisition of land and buildings at cost, including acquisition and closing costs. Land and buildings are leased to unrelated third parties on a triple-net basis, whereby the tenant is generally responsible for all operating expenses relating to the property, including property taxes, insurance, maintenance and repairs. The leases are accounted for using either the direct financing or the operating methods. Such methods are described below:

     Direct financing method--The leases accounted for using the direct financing method are recorded at their net investment (which at the inception of the lease generally represents the cost of the asset) (Note
  4). Unearned income is deferred and amortized to income over the lease terms so as to produce a constant periodic rate of return on the Partnership's net investment in the leases.

     Operating method--Land and building leases accounted for using the operating method are recorded at cost, revenue is recognized as rentals are earned and depreciation is charged to operations as incurred. Buildings are depreciated on the straight-line method over their estimated useful lives of 30 years. When scheduled rentals vary during the lease term, income is recognized on a straight-line basis so as to produce a constant periodic rent over the lease term commencing on the date the property is placed in service.

     Accrued rental income represents the aggregate amount of income recognized on a straight-line basis in excess of scheduled rental payments to date.

   When the properties are sold, the related cost and accumulated depreciation for operating leases and the net investment for direct financing leases, plus any accrued rental income, are removed from the accounts and gains or losses from sales are reflected in income. The general partners of the Partnership review properties for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through operations. The general partners determine whether an impairment in value has occurred by comparing the estimated future undiscounted cash flows, including the residual value of the property, with the carrying cost of the individual property. If an impairment is indicated, the assets are adjusted to their fair value.

   When the collection of amounts recorded as rental or other income is considered to be doubtful, an adjustment is made to increase the allowance for doubtful accounts, which is netted against receivables, and to decrease rental or other income or increase bad debt expense for the current period, although the Partnership continues to pursue collection of such amounts. If amounts are subsequently determined to be uncollectible, the corresponding receivable and allowance for doubtful accounts are decreased accordingly.

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995

   Investment in Joint Ventures--The Partnership accounts for its interests in Attalla Joint Venture, Wood-Ridge Real Estate Joint Venture, Salem Joint Venture and CNL Kingston Joint Venture using the equity method since the Partnership shares control with affiliates which have the same general partners.

   Cash and Cash Equivalents--The Partnership considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents consist of demand deposits at commercial banks and money market funds (some of which are backed by government securities). Cash equivalents are stated at cost plus accrued interest, which approximates market value.

   Cash accounts maintained on behalf of the Partnership in demand deposits at commercial banks and money market funds may exceed federally insured levels; however, the Partnership has not experienced any losses in such accounts. The Partnership limits investment of temporary cash investments to financial institution with high credit standing; therefore, the Partnership believes it is not exposed to any significant credit risk on cash and cash equivalents.

   Organization Costs--Organization costs are amortized over five years using the straight-line method.

   Income Taxes--Under Section 701 of the Internal Revenue Code, all income, expenses and tax credit items flow through to the partners for tax purposes. Therefore, no provision for federal income taxes is provided in the accompanying financial statements. The Partnership is subject to certain state taxes on its income and property.

   Additionally, for tax purposes, syndication costs are included in Partnership equity and in the basis of each partner's investment. For financial reporting purposes, syndication costs are netted against partners' capital and represent a reduction of Partnership equity and a reduction in the basis of each partner's investment.

   Use of Estimates--The general partners of the Partnership have made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. The more significant areas requiring the use of management estimates relate to the allowance for doubtful accounts and future cash flows associated with long-lived assets. Actual results could differ from those estimates.

2. Leases

   The Partnership leases its land or land and buildings primarily to operators of national and regional fast-food and family-style restaurants. The leases are accounted for under the provisions of Statement of Financial Accounting Standards No. 13, "Accounting for Leases." Some of the leases are classified as operating leases and some of the leases have been classified as direct financing leases. For the leases classified as direct financing leases, the building portions of the property leases are accounted for as direct financing leases while the land portions of the majority of the leases are operating leases. Substantially all leases are for 15 to 20 years and provide for minimum and contingent rentals. In addition, the tenant pays all property taxes and assessments, fully maintains the interior and exterior of the building and carries insurance coverage for public liability, property damage, fire and extended coverage. The lease options generally allow tenants to renew the leases for two to five successive five-year periods subject to the same terms and conditions as the initial lease. Most leases also allow the tenant to purchase the property at fair market value after a specified portion of the lease has elapsed.

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995

3. Land and Buildings on Operating Leases

   Land and buildings on operating leases consisted of the following at December 31:

                                                          1997         1996
                                                       -----------  -----------
      Land............................................ $16,425,914  $16,723,493
      Buildings.......................................  10,087,524   10,087,524
                                                       -----------  -----------
                                                        26,513,438   26,811,017
      Less accumulated depreciation...................  (1,295,713)    (958,533)
                                                       -----------  -----------
                                                       $25,217,725  $25,852,484
                                                       ===========  ===========

   In December, 1997, the Port of Palm Bay deposited $660,000 in the registry of the court on behalf of the Partnership and the tenant in exchange for taking possession of the property located in Riviera Beach, Florida through a total right of way taking. The Partnership owned the land and the tenant owned the building relating to this property. The general partners of the Partnership and the tenant are in the process of negotiating the allocation of the $660,000. The general partners anticipate that the Partnership will be entitled to receive at least $330,000 but the general partners intend to pursue a larger allocation of this amount. As of December 31, 1997, the Partnership had removed the carrying value of the land in the amount of $318,592 from its accounts due to the fact that the Port of Palm Bay had taken possession of the property, and in exchange, the Partnership recorded restricted cash in the amount of $318,592 (See Note 6). The general partners anticipate that the Partnership will recognize a gain as a result of the taking of this property and will recognize such gain when the final proceeds are determined. As of January 20, 1998, the final amount of proceeds to be received had not been determined.

   Generally, the leases provide for escalating guaranteed minimum rents throughout the lease term. Income from these scheduled rent increases is recognized on a straight-line basis over the terms of the leases. For the years ended December 31, 1997, 1996 and 1995, the Partnership recognized $471,287, $491,221 and $497,969, respectively, of such rental income.

   The following is a schedule of the future minimum lease payments to be received on noncancellable operating leases at December 31, 1997:

      1998.......................................................... $ 2,398,237
      1999..........................................................   2,560,989
      2000..........................................................   2,630,941
      2001..........................................................   2,650,138
      2002..........................................................   2,707,496
      Thereafter....................................................  31,197,883
                                                                     -----------
                                                                     $44,145,684
                                                                     ===========

   Since lease renewal periods are exercisable at the option of the tenant, the above table only presents future minimum lease payments due during the initial lease terms. In addition, this table does not include any amounts for future contingent rentals which may be received on the leases based on a percentage of the tenant's gross sales.

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995

4. Net Investment in Direct Financing Leases

   The following lists the components of the net investment in direct financing leases at December 31:

                                                          1997         1996
                                                       -----------  -----------
      Minimum lease payments receivable............... $18,621,827  $19,723,241
      Estimated residual values.......................   2,842,002    2,842,002
      Less unearned income............................ (12,422,344) (13,439,971)
                                                       -----------  -----------
      Net investment in direct financing leases....... $ 9,041,485  $ 9,125,272
                                                       ===========  ===========

   The following is a schedule of future minimum lease payments to be received on direct financing leases at December 31, 1997:

      1998.......................................................... $ 1,104,743
      1999..........................................................   1,122,218
      2000..........................................................   1,129,246
      2001..........................................................   1,132,069
      2002..........................................................   1,140,538
      Thereafter....................................................  12,993,013
                                                                     -----------
                                                                     $18,621,827
                                                                     ===========

   The above table does not include future minimum lease payments for renewal periods or for contingent rental payments that may become due in future periods (see Note 3).

5. Investment in Joint Ventures

   The Partnership owns a 50 percent, a 72.2% and a 50% interest in the profits and losses of Attalla Joint Venture, Salem Joint Venture and Wood-Ridge Real Estate Joint Venture, respectively. The remaining interests in these joint ventures are held by affiliates of the Partnership which have the same general partners.

   In September 1996, Wood-Ridge Real Estate Joint Venture sold its two properties to the tenant of these properties for $5,020,878 and received net sales proceeds of $5,001,180, resulting in a gain to the joint venture of approximately $261,100 for financial reporting purposes. These properties were originally acquired by Wood-Ridge Real Estate Joint Venture in September 1994 and had a combined, total cost of approximately $4,302,500, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the joint venture sold these properties for approximately $698,700 in excess of their original purchase price.

   In October 1996, Wood-Ridge Real Estate Joint Venture re-invested $4,404,046 of the net sales proceeds in five properties. In January 1997, Wood-Ridge Real Estate Joint Venture reinvested $502,598 of the remaining net sales proceeds in a Taco Bell property in Anniston, Alabama. As of December 31, 1997, the Partnership and the other joint venture partner had each received approximately $52,000, representing a return of capital, for the remaining uninvested net sales proceeds.

   In September 1997, the Partnership entered into a joint venture arrangement, CNL Kingston Joint Venture, with an affiliate of the Partnership which has the same general partners, to construct and hold one restaurant property. As of December 31, 1997, the Partnership and its co-venture partner had contributed $121,855 and

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995
$183,241, respectively, to CNL Kingston Joint Venture to fund construction costs relating to the property owned by the joint venture. The Partnership and its co-venture partner have agreed to contribute approximately $85,600 and $128,700, respectively, in additional construction costs to the joint venture. When construction is completed, the Partnership and its co-venture partner expect to have an approximate 40 and 60 percent interest, respectively, in the profits and losses of the joint venture. As of December 31, 1997, the Partnership owned a 39.94% interest in the profits and losses of the joint venture. The Partnership accounts for its investment in this joint venture under the equity method since the Partnership shares control with an affiliate.

   As of December 31, 1997, Attalla Joint Venture, Salem Joint Venture and Kingston Joint Venture each owned and leased one property, and Wood-Ridge Real Estate Joint Venture owned and leased six properties, to operators of fast-food or family-style restaurants. The following presents the joint ventures' condensed financial information at December 31:

                                                           1997       1996
                                                        ---------- ----------
      Land and buildings on operating leases, less
       accumulated depreciation........................ $6,008,240 $5,102,901
      Net investment in direct financing lease.........    364,479    367,661
      Cash.............................................     13,842        818
      Restricted cash..................................         --    595,426
      Receivables......................................      2,571      7,037
      Accrued rental income............................    150,621     62,163
      Other assets.....................................      1,257     15,390
      Liabilities......................................    231,061     33,565
      Partners' capital................................  6,309,949  6,117,831
      Revenues.........................................    712,004    690,225
      Gain on sale of land and buildings...............         --    261,106
      Net income.......................................    588,835    887,177

   The Partnership recognized income totaling $309,879, $459,137 and $338,717 for the years ended December 31, 1997, 1996 and 1995, respectively, from these joint ventures.

6. Restricted Cash

   In December 1997, the Port of Palm Bay deposited $660,000 in the registry of the court on behalf of the Partnership in exchange for taking possession of the property (see Note 3).

7. Allocations and Distributions

   Generally, all net income and net losses of the Partnership, excluding gains and losses from the sale of properties, are allocated 99 percent to the limited partners and one percent to the general partners. Distributions of net cash flow are made 99 percent to the limited partners and one percent to the general partners; provided, however, that the one percent of net cash flow to be distributed to the general partners is subordinated to receipt by the limited partners of an aggregate, ten percent, cumulative, noncompounded annual return on their invested capital contributions (the "Limited Partners' 10% Return").

   Generally, net sales proceeds from the sale of properties, to the extent distributed, will be distributed first to the limited partners in an amount sufficient to provide them with their Limited Partners' 10% Return, plus

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995

the return of their adjusted capital contributions. The general partners will then receive, to the extent previously subordinated and unpaid, a one percent interest in all prior distributions of net cash flow and a return of their capital contributions. Any remaining sales proceeds will be distributed 95 percent to the limited partners and five percent to the general partners. Any gain from the sale of a property is, in general, allocated in the same manner as net sales proceeds are distributable. Any loss from the sale of a property is, in general, allocated first, on a pro rata basis, to partners with positive balances in their capital accounts, and thereafter, 95 percent to the limited partners and five percent to the general partners.

   During the years ended December 31, 1997, 1996 and 1995, the Partnership declared distributions to the limited partners of $3,712,520, $3,712,522 and $3,628,130, respectively. No distributions have been made to the general partners to date.

8. Income Taxes

   The following is a reconciliation of net income for financial reporting purposes to net income for federal income tax purposes for the years ended December 31:

                                               1997        1996        1995
                                            ----------  ----------  ----------
Net income for financial reporting
 purposes.................................. $3,665,940  $3,916,329  $3,751,237
Depreciation for tax reporting purposes in
 excess of depreciation for financial
 reporting purposes........................   (130,766)   (130,766)   (130,551)
Direct financing leases recorded as
 operating leases for tax reporting
 purposes..................................     83,787      74,798      66,778
Loss on sale of land for financial
 reporting purposes in excess of loss for
 tax reporting purposes....................        --          --       66,518
Equity in earnings of joint ventures for
 financial reporting purposes in excess of
 equity in earnings of joint ventures for
 tax reporting purposes....................      3,109    (174,253)    (80,207)
Accrued rental income......................   (471,287)   (491,221)   (497,969)
Rents paid in advance......................    (32,864)     17,564     (14,359)
Other......................................    (21,988)     23,878         718
                                            ----------  ----------  ----------
Net income for federal income tax
 purposes.................................. $3,095,931  $3,236,329  $3,162,165
                                            ==========  ==========  ==========

9. Related Party Transactions

   One of the individual general partners, James M. Seneff, Jr., is one of the principal shareholders of CNL Group, Inc., the parent company of CNL Fund Advisors, Inc. The other individual general partner, Robert A. Bourne, served as president of CNL Fund Advisors, Inc. through October 1997. CNL Income Fund Advisors, Inc. was a wholly owned subsidiary of CNL Group, Inc. until its merger, effective January 1, 1996, with CNL Fund Advisors, Inc. During the years ended December 31, 1997, 1996 and 1995, CNL Income Fund Advisors, Inc. and CNL Fund Advisors, Inc. (hereinafter referred to collectively as the "Affiliates") each performed certain services for the Partnership, as described below.

   During the years ended December 31, 1997, 1996 and 1995, certain Affiliates acted as manager of the Partnership's properties pursuant to a management agreement with the Partnership. In connection therewith, the Partnership agreed to pay Affiliates a management fee of one percent of the sum of gross revenues from

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995 properties wholly owned by the Partnership and the Partnership's allocable share of gross revenues from joint ventures. The management fee, which will not exceed fees which are competitive for similar services in the same geographic area, may or may not be taken, in whole or in part as to any year, in the sole discretion of the Affiliates. All or any portion of the management fee not taken as to any fiscal year shall be deferred without interest and may be taken in such other fiscal year as the Affiliates shall determine. The Partnership incurred management fees of $38,626, $38,785 and $38,832 for the years ended December 31, 1997, 1996 and 1995, respectively.

   Certain Affiliates are also entitled to receive a deferred, subordinated real estate disposition fee, payable upon the sale of one or more properties, based on the lesser of one-half of a competitive real estate commission or three percent of the sales price if Affiliates provide a substantial amount of services in connection with the sale. However, if the net sales proceeds are reinvested in a replacement property, no such real estate disposition fees will be incurred until such replacement property is sold and the net sales proceeds are distributed. The payment of the real estate disposition fee is subordinated to receipt by the limited partners of their aggregate Limited Partners' 10% Return plus their invested capital contributions. No deferred, subordinated real estate disposition fees have been incurred since inception.

   During the years ended December 31, 1997, 1996 and 1995, Affiliates provided accounting and administrative services to the Partnership on a day-to-day basis. The Partnership incurred $89,910, $96,082 and $75,263 for the years ended December 31, 1997, 1996 and 1995, respectively, for such services.

   The due to related parties at December 31, 1997 and 1996, totaled $7,853 and $1,651, respectively.

10. Concentration of Credit Risk

   The following schedule presents total rental and earned income from individual lessees, or affiliated groups of lessees, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of total rental and earned income from joint ventures) for at least one of the years ended December 31:

                                                     1997     1996     1995
                                                   -------- -------- --------
      Flagstar Enterprises, Inc. and Denny's,
       Inc. ...................................... $863,373 $879,594 $882,060
      Long John Silver's, Inc. ...................  850,159  853,992  860,391
      Checkers Drive-In Restaurants, Inc. ........  724,612  732,941  732,196
      Foodmaker, Inc. ............................  562,725  556,100  551,800
      Golden Corral Corporation...................  520,911  476,350  466,737

   In addition, the following schedule presents total rental and earned income from individual restaurant chains, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of total rental and earned income from joint ventures) for at least one of the years ended December 31:

                                                       1997     1996     1995
                                                     -------- -------- --------
      Long John Silver's............................ $850,159 $853,992 $860,391
      Checkers Drive-in Restaurants ................  724,612  732,941  732,196
      Denny's.......................................  618,154  615,021  592,660
      Jack in the Box...............................  562,725  556,100  551,800
      Golden Corral Family Steakhouse Restaurants...  520,911  476,350  466,737
      Hardee's......................................  483,606  498,655  500,235

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995
   Although the Partnership's properties are geographically diverse throughout the United States and the Partnership's lessees operate a variety of restaurant concepts, default by any lessee or restaurant chain contributing more than ten percent of the Partnership's revenues could significantly impact the results of operations of the Partnership. However, the general partners believe that the risk of such a default is reduced due to the essential or important nature of these properties for the on-going operations of the lessees.

11. Commitments

   During 1997, the Partnership entered into an agreement with the tenant of the Checkers #486 property in Richmond, Virginia, to sell the property. The general partners believe that the anticipated sales price exceeds the Partnership's cost attributable to the property. As of January 20, 1998, the sale had not occurred.

   During 1997, the Partnership entered into an agreement with a third party to sell the property in Marietta, Georgia. The general partners believe that the anticipated sales price exceeds the Partnership's cost attributable to the property. As of January 20, 1998, the sale had not occurred.

12. Subsequent Events

   In January 1998, the Partnership sold its property in Madison, Alabama, to a third party for $740,000 and received net sales proceeds of $700,950. Due to the fact that the Partnership had recognized accrued rental income since the inception of the lease relating to the straight-lining of future scheduled rent increases in accordance with generally accepted accounting principles, the Partnership wrote-off $13,314 of such accrued rental income during 1997. The Partnership intends to reinvest the net sales proceeds in an additional property.

   During 1997, the Partnership entered into a contract to sell the property in Richmond, Virginia (#548) to a third party. In January 1998, the Partnership sold this property for $512,462 and received net sales proceeds in that amount, resulting in a gain of $70,798 for financial reporting purposes. The Partnership intends to reinvest the net sales proceeds in an additional property.

                            CNL INCOME FUND XV, LTD.

                              FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                                          Page
                                                                          -----
Condensed Balance Sheets as of September 30, 1998 and December 31,
 1997...................................................................  F-358

Condensed Statements of Income for the Quarters and Nine Months Ended
 September 30, 1998 and 1997............................................  F-359

Condensed Statements of Partner's Capital for the Nine Months Ended
 September 30, 1998 and for the Year Ended December 31, 1997............  F-360

Condensed Statements of Cash Flows for the Nine Months Ended
 September 30, 1998 and 1997............................................  F-361

Notes to Condensed Financial Statements for the Quarters and Nine Months
 Ended September 30, 1998 and 1997......................................  F-362

Report of Independent Accountants.......................................  F-364

Balance Sheets as of December 31, 1997 and 1996.........................  F-365

Statements of Income for the Years Ended December 31, 1997, 1996 and
 1995...................................................................  F-366

Statements of Partner's Capital for the Years Ended December 31, 1997,
 1996 and 1995..........................................................  F-367

Statements of Cash Flows for the Years Ended December 31, 1997, 1996 and
 1995...................................................................  F-368

Notes to Financial Statements for the Years Ended December 31, 1997,
 1996 and 1995..........................................................  F-369

                            CNL INCOME FUND XV, LTD.
                        (A Florida Limited Partnership)

                            CONDENSED BALANCE SHEETS

                                                         September   December
                                                         30, 1998    31, 1997
                                                        ----------- -----------
                        ASSETS
Land and buildings on operating leases, less
 accumulated depreciation of $1,004,141 and $801,601..  $23,531,327 $22,145,138
Net investment in direct financing leases.............    7,609,576   9,264,307
Investment in joint ventures..........................    2,743,255   2,561,816
Cash and cash equivalents.............................    1,222,529   1,614,708
Receivables, less allowance for doubtful accounts of
 $7,434 in 1998.......................................          --       26,888
Prepaid expenses......................................       20,315       7,633
Organization costs, less accumulated amortization of
 $9,049 and $7,548....................................          951       2,452
Accrued rental income.................................    1,474,597   1,422,781
                                                        ----------- -----------
                                                        $36,602,550 $37,045,723
                                                        =========== ===========

           LIABILITIES AND PARTNERS' CAPITAL
Accounts payable....................................... $     1,078 $     6,991
Accrued and escrowed real estate taxes payable.........      31,820       6,158
Distributions payable..................................     800,000     800,000
Due to related parties.................................       5,049       4,311
Rents paid in advance and deposits.....................         --        4,860
                                                        ----------- -----------
Total liabilities......................................     837,947     822,320
Partners' capital......................................  35,764,603  36,223,403
                                                        ----------- -----------
                                                        $36,602,550 $37,045,723
                                                        =========== ===========


                See accompanying notes to financial statements.

                            CNL INCOME FUND XV, LTD.
                        (A Florida Limited Partnership)

                         CONDENSED STATEMENTS OF INCOME

                                        Quarter Ended      Nine Months Ended
                                        September 30,        September 30,
                                     ------------------- ----------------------
                                       1998      1997       1998        1997
                                     --------- --------- ----------  ----------
Revenues:
  Rental income from operating
   leases..........................  $ 613,294 $ 631,816 $1,849,278  $1,894,349
  Adjustments to accrued rental
   income..........................        --        --    (250,631)        --
  Earned income from direct
   financing leases................    219,480   264,571    726,544     795,619
  Interest and other income........     12,045    15,534     51,682      45,595
                                     --------- --------- ----------  ----------
                                       844,819   911,921  2,376,873   2,735,563
                                     --------- --------- ----------  ----------
Expenses:
  General operating and
   administrative..................     40,231    31,490    107,194     101,281
  Professional services............      5,358     5,077     18,867      15,189
  Management fees to related
   parties.........................      8,180     8,847     25,475      26,312
  Real estate taxes................     28,562       --      31,208         --
  State and other taxes............        --        --      27,763      26,009
  Depreciation and amortization....     80,468    62,099    204,668     186,248
                                     --------- --------- ----------  ----------
                                       162,799   107,513    415,175     355,039
                                     --------- --------- ----------  ----------
Income Before Equity in Earnings of
 Joint Ventures....................    682,020   804,408  1,961,698   2,380,524
Equity in Earnings of Joint
 Ventures..........................     59,208    60,424    179,502     177,735
                                     --------- --------- ----------  ----------
Net Income.........................  $ 741,228 $ 864,832 $2,141,200  $2,558,259
                                     ========= ========= ==========  ==========
Allocation of Net Income:
  General partners.................  $   7,412 $   8,649 $   21,412  $   25,583
  Limited partners.................    733,816   856,183  2,119,788   2,532,676
                                     --------- --------- ----------  ----------
                                     $ 741,228 $ 864.832 $2,141,200  $2,558,259
                                     ========= ========= ==========  ==========
Net Income Per Limited Partner
 Unit..............................  $    0.18 $    0.21 $     0.53  $     0.63
                                     ========= ========= ==========  ==========
Weighted Average Number of Limited
 Partner Units Outstanding.........  4,000,000 4,000,000  4,000,000   4,000,000
                                     ========= ========= ==========  ==========


                See accompanying notes to financial statements.

                            CNL INCOME FUND XV, LTD.
                        (A Florida Limited Partnership)

                   CONDENSED STATEMENTS OF PARTNERS' CAPITAL

                                                 Nine Months Ended  Year Ended
                                                   September 30,   December 31,
                                                 ----------------- ------------
                                                       1998            1997
                                                 ----------------- ------------
General partners:
  Beginning balance.............................    $   117,411    $    83,062
  Net income....................................         21,412         34,349
                                                    -----------    -----------
                                                        138,823        117,411
                                                    -----------    -----------
Limited partners:
  Beginning balance.............................     36,105,992     35,905,436
  Net income....................................      2,119,788      3,400,556
  Distributions ($0.65 and $0.80 per limited
   partner unit, respectively)..................    (2,600,000)    (3,200,000)
                                                    -----------    -----------
                                                     35,625,780     36,105,992
                                                    -----------    -----------
Total partners' capital.........................    $35,764,603    $36,223,403
                                                    ===========    ===========


                See accompanying notes to financial statements.

                            CNL INCOME FUND XV, LTD.
                        (A Florida Limited Partnership)

                       CONDENSED STATEMENTS OF CASH FLOWS

                                                          Nine Months Ended
                                                            September 30,
                                                       ------------------------
                                                          1998         1997
                                                       -----------  -----------
Increase (Decrease) in Cash and Cash
Equivalents:
  Net Cash Provided by Operating Activities........... $ 2,415,807  $ 2,550,613
                                                       -----------  -----------
  Cash Flows from Investing Activities:
    Investment in joint ventures......................    (207,986)         --
    Return of capital from joint venture..............         --        51,950
                                                       -----------  -----------
      Net cash provided by (used in)
       investing activities...........................    (207,986)      51,950
                                                       -----------  -----------
  Cash Flows from Financing Activities:
    Distributions to limited partners.................  (2,600,000)  (2,480,000)
                                                       -----------  -----------
      Net cash used in financing
       activities.....................................  (2,600,000)  (2,480,000)
                                                       -----------  -----------
 Net Increase (Decrease) in Cash and Cash
  Equivalents.........................................    (392,179)     122,563
 Cash and Cash Equivalents at Beginning
  of Period...........................................   1,614,708    1,536,163
                                                       -----------  -----------
 Cash and Cash Equivalents at End of Period........... $ 1,222,529  $ 1,658,726
                                                       ===========  ===========
 Supplemental Schedule of Non-Cash Investing
  and Financing Activities
  Net investment in direct financing lease
   reclassified to land and building on operating
   leases as a result of lease termination............ $ 1,588,729  $       --
                                                       ===========  ===========
  Distributions declared and unpaid at end of
   period............................................. $   800,000  $   800,000
                                                       ===========  ===========


                See accompanying notes to financial statements.

                            CNL INCOME FUND XV, LTD.
                        (A Florida Limited Partnership)

                    NOTES TO CONDENSED FINANCIAL STATEMENTS

           Quarters and Nine Months Ended September 30, 1998 and 1997

1. Basis of Presentation

   The accompanying unaudited condensed financial statements have been prepared in accordance with the instructions to Form 10-Q and do not include all of the information and note disclosures required by generally accepted accounting principles. The financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Operating results for the quarter and nine months ended September 30, 1998, may not be indicative of the results that may be expected for the year ending December 31, 1998. Amounts as of December 31, 1997, included in the financial statements, have been derived from audited financial statements as of that date.

   These unaudited financial statements should be read in conjunction with the financial statements and notes thereto included in Form 10-K of CNL Income Fund XV, Ltd. (the "Partnership") for the year ended December 31, 1997.

   In May 1998, the Financial Accounting Standards Board reached a consensus in EITF 98-9, entitled "Accounting for Contingent Rent in the Interim Financial Periods." Adoption of this consensus did not have a material effect on the Partnership's financial position or results of operations.

2. Net Investment in Direct Financing Leases

   During the nine months ended September 30, 1998, four of the Partnership's leases with Long John Silver's, Inc. were rejected in connection with the tenant filing for bankruptcy. As a result, the Partnership reclassified these assets from net investment in direct financing leases to land and buildings on operating leases. In accordance with the Statement of Financial Accounting Standards #13, "Accounting for Leases," the Partnership recorded the reclassified assets at the lower of original cost, present fair value, or present carrying amount. No losses on the termination of direct financing leases were recorded for financial reporting purposes.

3. Investment in Joint Ventures

   In June 1998, the Partnership acquired a 14.93% interest in a property in Fort Myers, Florida, as tenants-in-common with an affiliate of the general partners. The Partnership accounts for its investment in this property using the equity method since the Partnership shares control with an affiliate, and amounts relating to its investments are included in investment in joint ventures.

                            CNL INCOME FUND XV, LTD.
                        (A Florida Limited Partnership)

               NOTES TO CONDENSED FINANCIAL STATEMENTS--Continued

           Quarters and Nine Months Ended September 30, 1998 and 1997

   Wood-Ridge Real Estate Joint Venture and the Partnership and affiliates as tenants-in-common in two separate tenancy-in-common arrangements, own and lease six properties and one property, respectively, to operators of national fast-food or family-style restaurants. The following presents the combined, condensed financial information for all of the Partnership's investments in joint ventures at:

                                                   September 30, December 31,
                                                       1998          1997
                                                   ------------- ------------
     Land and buildings on operating leases, less
      accumulated depreciation....................  $6,094,108    $5,563,722
     Net investment in direct financing lease.....     829,116           --
     Cash.........................................       8,207        10,890
     Receivables..................................         --          5,923
     Accrued rental income........................     117,515        74,001
     Other assets.................................         955         1,078
     Liabilities..................................      24,817        18,195
     Partners' capital............................   7,025,084     5,637,419
     Revenues.....................................     534,294       650,354
     Net income...................................     425,472       522,611

   The Partnership recognized income totaling $179,502 and $177,735 for the nine months ended September 30, 1998 and 1997, respectively, from these joint ventures, $59,208 and $60,424 of which was earned during the quarters ended September 30, 1998 and 1997, respectively.

                       Report of Independent Accountants

To the Partners
CNL Income Fund XV, Ltd.

   We have audited the accompanying balance sheets of CNL Income Fund XV, Ltd. (a Florida limited partnership) as of December 31, 1997 and 1996 and the related statements of income, partners' capital and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CNL Income Fund XV, Ltd. as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.

/s/ Coopers & Lybrand L.L.P.

Orlando, Florida
January 19, 1998

                            CNL INCOME FUND XV, LTD.
                        (A Florida Limited Partnership)

                                 BALANCE SHEETS

                                                            December 31,
                                                       -----------------------
                                                          1997        1996
                                                       ----------- -----------
                        ASSETS
Land and buildings on operating leases, less
 accumulated depreciation............................. $22,145,138 $22,390,701
Net investment in direct financing leases.............   9,264,307   9,351,815
Investment in joint ventures..........................   2,561,816   2,624,620
Cash and cash equivalents.............................   1,614,708   1,536,163
Receivables, less allowance for doubtful accounts of
 $1,458 in 1996.......................................      26,888      30,176
Prepaid expenses......................................       7,633       7,049
Organization costs, less accumulated amortization of
 $7,548 and $5,548....................................       2,452       4,452
Accrued rental income.................................   1,422,781     991,702
                                                       ----------- -----------
                                                       $37,045,723 $36,936,678
                                                       =========== ===========

           LIABILITIES AND PARTNERS' CAPITAL
Accounts payable....................................... $     6,991 $     3,053
Escrowed real estate taxes payable.....................       6,158       8,581
Distributions payable..................................     800,000     880,000
Due to related parties.................................       4,311       1,355
Rents paid in advance..................................       4,860      55,191
                                                        ----------- -----------
Total liabilities......................................     822,320     948,180
Partners' capital......................................  36,223,403  35,988,498
                                                        ----------- -----------
                                                        $37,045,723 $36,936,678
                                                        =========== ===========


                See accompanying notes to financial statements.

                            CNL INCOME FUND XV, LTD.
                        (A Florida Limited Partnership)

                              STATEMENTS OF INCOME

                                                 Year Ended December 31,
                                             --------------------------------
                                                1997       1996       1995
                                             ---------- ---------- ----------
Revenues:
  Rental income from operating leases....... $2,527,261 $2,527,261 $2,492,250
  Earned income from direct financing
   leases...................................  1,059,530  1,069,205    954,495
  Contingent rental income..................     25,791     23,318     97,539
  Interest and other income.................     56,183     55,964     90,095
                                             ---------- ---------- ----------
                                              3,668,765  3,675,748  3,634,379
                                             ---------- ---------- ----------
Expenses:
  General operating and administrative......    135,714    149,388    150,586
  Professional services.....................     24,526     19,881     30,960
  Management fees to related parties........     35,321     35,126     34,213
  State and other taxes.....................     29,200     30,924     12,560
  Depreciation and amortization.............    248,348    248,232    243,175
                                             ---------- ---------- ----------
                                                473,109    483,551    471,494
                                             ---------- ---------- ----------
Income Before Equity in Earnings of Joint
 Ventures and Loss on Sale of Land..........  3,195,656  3,192,197  3,162,885
Equity in Earnings of Joint Ventures........    239,249    392,862    280,606
Loss on Sale of Land........................        --         --     (71,023)
                                             ---------- ---------- ----------
Net Income.................................. $3,434,905 $3,585,059 $3,372,468
                                             ========== ========== ==========
Allocation of Net Income:
General partners............................ $   34,349 $   35,851 $   34,352
Limited partners............................  3,400,556  3,549,208  3,338,116
                                             ---------- ---------- ----------
                                             $3,434,905 $3,585,059 $3,372,468
                                             ========== ========== ==========
Net Income Per Limited Partner Unit......... $     0.85 $     0.89 $     0.83
                                             ========== ========== ==========
Weighted Average Number of Limited Partner
 Units Outstanding..........................  4,000,000  4,000,000  4,000,000
                                             ========== ========== ==========

                See accompanying notes to financial statements.

                            CNL INCOME FUND XV, LTD.
                        (A Florida Limited Partnership)

                        STATEMENTS OF PARTNERS' CAPITAL

                  Years Ended December 31, 1997, 1996 and 1995

                          General Partners                 Limited Partners
                          ---------------- -------------------------------------------------
                                  Accumu-                              Accumu-
                          Contri-  lated     Contri-     Distri-        lated    Syndication
                          butions Earnings   butions     butions      Earnings      Costs        Total
                          ------- -------- ----------- ------------  ----------- -----------  -----------
Balance, December 31,
 1994...................  $1,000  $ 11,859 $40,000,000 $ (1,185,946) $ 1,174,059 $(4,790,000) $35,210,972
Distributions to limited
 partners ($0.73 per
 limited
 partner unit)..........     --        --          --    (2,900,001)         --          --    (2,900,001)
Net income..............     --     34,352         --           --     3,338,116         --     3,372,468
                          ------  -------- ----------- ------------  ----------- -----------  -----------
Balance, December 31,
 1995...................   1,000    46,211  40,000,000   (4,085,947)   4,512,175  (4,790,000)  35,683,439
Distributions to limited
 partners ($0.82 per
 limited
 partner unit)..........     --        --          --    (3,280,000)         --          --    (3,280,000)
Net income..............     --     35,851         --           --     3,549,208         --     3,585,059
                          ------  -------- ----------- ------------  ----------- -----------  -----------
Balance, December 31,
 1996...................   1,000    82,062  40,000,000   (7,365,947)   8,061,383  (4,790,000)  35,988,498
Distributions to limited
 partners ($0.80 per
 limited
 partner unit)..........     --        --          --    (3,200,000)         --          --    (3,200,000)
Net income..............     --     34,349         --           --     3,400,556         --     3,434,905
                          ------  -------- ----------- ------------  ----------- -----------  -----------
Balance, December 31,
 1997...................  $1,000  $116,411 $40,000,000 $(10,565,947) $11,461,939 $(4,790,000) $36,223,403
                          ======  ======== =========== ============  =========== ===========  ===========


                See accompanying notes to financial statements.

                            CNL INCOME FUND XV, LTD.
                        (A Florida Limited Partnership)

                            STATEMENTS OF CASH FLOWS

                                                 Year Ended December 31,
                                             ----------------------------------
                                                1997        1996        1995
                                             ----------  ----------  ----------
Increase (Decrease) in Cash and Cash
 Equivalents:
Cash Flows From Operating Activities:
  Cash received from tenants...............  $3,228,741  $3,378,973  $3,136,569
  Distributions from joint ventures........     249,318     259,407     237,566
  Cash paid for expenses...................    (218,106)   (246,748)   (222,824)
  Interest received........................      46,642      43,050      88,059
                                             ----------  ----------  ----------
    Net cash provided by operating
     activities............................   3,306,595   3,434,682   3,239,370
                                             ----------  ----------  ----------
Cash Flows From Investing Activities:
  Proceeds from sale of land...............         --          --      811,706
  Additions to land and buildings on
   operating leases........................         --          --   (1,625,601)
  Investment in direct financing leases....         --          --   (2,412,973)
  Investment in joint ventures.............         --     (129,939)   (720,552)
  Return of capital from joint venture.....      51,950         --          --
  Other....................................         --          --       25,150
                                             ----------  ----------  ----------
    Net cash provided by (used in)investing
     activities............................      51,950    (129,939) (3,922,270)
                                             ----------  ----------  ----------
Cash Flows From Financing Activities:
  Reimbursement of acquisition costs paid
   by related parties on behalf of the
   Partnership.............................         --          --      (23,507)
  Distributions to limited partners........  (3,280,000) (3,200,000) (2,650,003)
                                             ----------  ----------  ----------
    Net cash used in financing activities..  (3,280,000) (3,200,000) (2,673,510)
                                             ----------  ----------  ----------
Net Increase (Decrease) in Cash and Cash
 Equivalents...............................      78,545     104,743  (3,356,410)
Cash and Cash Equivalents at Beginning of
 year......................................   1,536,163   1,431,420   4,787,830
                                             ----------  ----------  ----------
Cash and Cash Equivalents at End of Year...  $1,614,708  $1,536,163  $1,431,420
                                             ==========  ==========  ==========
Reconciliation of Net Income to Net Cash
 Provided by Operating Activities:
Net income.................................  $3,434,905  $3,585,059  $3,372,468
                                             ----------  ----------  ----------
Adjustments to reconcile net income to net
 cash provided by operating activities:
Depreciation...............................     245,563     245,563     241,175
Amortization...............................       2,785       2,669       2,000
Equity in earnings of joint ventures, net
 of distributions..........................      10,069    (133,455)    (43,040)
Loss on sale of land.......................         --          --       71,023
Decrease (increase) in receivables.........       3,288      58,013     (38,005)
Decrease in net investment in direct
 financing leases..........................      87,508      77,834      65,572
Increase in prepaid expenses...............        (584)     (4,234)     (2,815)
Increase in accrued rental income..........    (431,079)   (431,654)   (429,233)
Increase in accounts payable and accrued
 expenses..................................       1,515       1,972       2,586
Increase (decrease) in due to related
 parties, excluding reimbursement of
 acquisition costs paid in behalf of the
 Partnership...............................       2,956      (6,880)      7,683
Increase (decrease) in rents paid in
 advance...................................     (50,331)     39,795     (10,044)
                                             ----------  ----------  ----------
Total adjustments..........................    (128,310)   (150,377)   (133,098)
                                             ----------  ----------  ----------
Net Cash Provided by Operating Activities..  $3,306,595  $3,434,682  $3,239,370
                                             ==========  ==========  ==========
Supplemental Schedule of Non-Cash Financing
 Activities:
Distributions declared and unpaid at
 December 31...............................  $  800,000  $  880,000  $  800,000
                                             ==========  ==========  ==========

                See accompanying notes to financial statements.

                           CNL INCOME FUND XV, LTD.
                        (A Florida Limited Partnership)

                         NOTES TO FINANCIAL STATEMENTS

                 Years Ended December 31, 1997, 1996 and 1995

1. Significant Accounting Policies

   Organization and Nature of Business--CNL Income Fund XV, Ltd. (the "Partnership") is a Florida limited partnership that was organized for the purpose of acquiring both newly constructed and existing restaurant properties, as well as properties upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food and family-style restaurant chains.

   The general partners of the Partnership are CNL Realty Corporation (the "Corporate General Partner"), James M. Seneff, Jr. and Robert A. Bourne. Mr. Seneff and Mr. Bourne are also 50 percent shareholders of the Corporate General Partner. The general partners have responsibility for managing the day-to-day operations of the Partnership.

   Real Estate and Lease Accounting--The Partnership records the acquisition of land and buildings at cost, including acquisition and closing costs. Land and buildings are leased to unrelated third parties on a triple-net basis, whereby the tenant is generally responsible for all operating expenses relating to the property, including property taxes, insurance, maintenance and repairs. The leases are accounted for using either the direct financing or the operating methods. Such methods are described below:

    Direct financing method--The leases accounted for using the direct financing method are recorded at their net investment (which at the inception of the lease generally represents the cost of the asset) (Note
  4). Unearned income is deferred and amortized to income over the lease terms so as to produce a constant periodic rate of return on the Partnership's net investment in the leases.

    Operating method--Land and building leases accounted for using the operating method are recorded at cost, revenue is recognized as rentals are earned and depreciation is charged to operations as incurred. Buildings are depreciated on the straight-line method over their estimated useful lives of 30 years. When scheduled rentals vary during the lease term, income is recognized on a straight-line basis so as to produce a constant periodic rent over the lease term commencing on the date the property is placed in service.

    Accrued rental income represents the aggregate amount of income recognized on a straight-line basis in excess of scheduled rental payments to date.

   When the properties are sold, the related cost and accumulated depreciation for operating leases and the net investment for direct financing leases, plus any accrued rental income, are removed from the accounts and gains or losses from sales are reflected in income. The general partners of the Partnership review properties for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through operations. The general partners determine whether an impairment in value has occurred by comparing the estimated future undiscounted cash flows, including the residual value of the property, with the carrying cost of the individual property. If an impairment is indicated, the assets are adjusted to their fair value.

   Investment in Joint Ventures--The Partnership accounts for its interests in Wood-Ridge Real Estate Joint Venture and a property in Clinton, North Carolina, held as tenants-in-common with affiliates, using the equity method since the Partnership shares control with affiliates which have the same general partners.

   Cash and Cash Equivalents--The Partnership considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents consist of demand deposits at commercial banks and money market funds (some of which are backed by government securities). Cash equivalents are stated at cost plus accrued interest, which approximates market value.

                           CNL INCOME FUND XV, LTD.
                        (A Florida Limited Partnership)

                  NOTES TO FINANCIAL STATEMENTS--(Continued)

                 Years Ended December 31, 1997, 1996 and 1995

   Cash accounts maintained on behalf of the Partnership in demand deposits at commercial banks and money market funds may exceed federally insured levels; however, the Partnership has not experienced any losses in such accounts. The Partnership limits investment of temporary cash investments to financial institutions with high credit standing; therefore, the Partnership believes it is not exposed to any significant credit risk on cash and cash equivalents.

   Organization Costs--Organization costs are amortized over five years using the straight-line method.

   Income Taxes--Under Section 701 of the Internal Revenue Code, all income, expenses and tax credit items flow through to the partners for tax purposes. Therefore, no provision for federal income taxes is provided in the accompanying financial statements. The Partnership is subject to certain state taxes on its income and property.

   Additionally, for tax purposes, syndication costs are included in Partnership equity and in the basis of each partner's investment. For financial reporting purposes, syndication costs are netted against partners' capital and represent a reduction of Partnership equity and a reduction in the basis of each partner's investment.

   Use of Estimates--The general partners of the Partnership have made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. The more significant areas requiring the use of management estimates relate to the allowance for doubtful accounts and future cash flows associated with long-lived assets. Actual results could differ from those estimates.

   Reclassification--Certain items in the prior years' financial statements have been reclassified to conform to 1997 presentation. These reclassifications had no effect on partners' capital or net income.

2. Leases

   The Partnership leases its land or land and buildings primarily to operators of national and regional fast-food and family-style restaurants. The leases are accounted for under the provisions of Statement of Financial Accounting Standards No. 13, "Accounting for Leases." Some of the leases are classified as operating leases and some of the leases have been classified as direct financing leases. For the leases classified as direct financing leases, the building portions of the property leases are accounted for as direct financing leases while the land portions of the majority of these leases are operating leases. Substantially all leases are for 15 to 20 years and provide for minimum and contingent rentals. In addition, the tenant pays all property taxes and assessments, fully maintains the interior and exterior of the building and carries insurance coverage for public liability, property damage, fire and extended coverage. The lease options generally allow tenants to renew the leases for two to five successive five-year periods subject to the same terms and conditions as the initial lease. Most leases also allow the tenant to purchase the property at fair market value after a specified portion of the lease has elapsed.

3. Land and Buildings on Operating Leases

   Land and buildings on operating leases consisted of the following at December 31:

                                                          1997         1996
                                                       -----------  -----------
     Land............................................. $15,579,852  $15,579,852
     Buildings........................................   7,366,887    7,366,887
                                                       -----------  -----------
                                                        22,946,739   22,946,739
     Less accumulated depreciation....................    (801,601)    (556,038)
                                                       -----------  -----------
                                                       $22,145,138  $22,390,701
                                                       ===========  ===========

                           CNL INCOME FUND XV, LTD.
                        (A Florida Limited Partnership)

                  NOTES TO FINANCIAL STATEMENTS--(Continued)

                 Years Ended December 31, 1997, 1996 and 1995

     Generally, the leases provide for escalating guaranteed minimum rents throughout the lease term. Income from these scheduled rent increases is recognized on a straight-line basis over the terms of the leases. For the years ended December 31, 1997, 1996 and 1995, the Partnership recognized $431,079, $431,654 and $429,233, respectively, of such rental income.

     The following is a schedule of the future minimum lease payments to be received on noncancellable operating leases at December 31, 1997:

     1998........................................................... $ 2,096,763
     1999...........................................................   2,171,812
     2000...........................................................   2,329,693
     2001...........................................................   2,333,165
     2002...........................................................   2,364,378
     Thereafter.....................................................  28,891,694
                                                                     -----------
                                                                     $40,187,505
                                                                     ===========

   Since lease renewal periods are exercisable at the option of the tenant, the above table only presents future minimum lease payments due during the initial lease terms. In addition, this table does not include any amounts for future contingent rentals which may be received on the leases based on a percentage of the tenant's gross sales.

4. Net Investment in Direct Financing Leases

   The following lists the components of the net investment in direct financing leases at December 31:

                                                          1997         1996
                                                       -----------  -----------
     Minimum lease payments receivable................ $19,905,444  $21,052,482
     Estimated residual values........................   2,873,859    2,873,859
     Less unearned income............................. (13,514,996) (14,574,526)
                                                       -----------  -----------
     Net investment in direct financing leases........ $ 9,264,307  $ 9,351,815
                                                       ===========  ===========

   The following is a schedule of future minimum lease payments to be received on direct financing leases at December 31, 1997:

     1998........................................................... $ 1,147,038
     1999...........................................................   1,147,038
     2000...........................................................   1,149,782
     2001...........................................................   1,155,269
     2002...........................................................   1,177,626
     Thereafter.....................................................  14,128,691
                                                                     -----------
                                                                     $19,905,444
                                                                     ===========

   The above table does not include future minimum lease payments for renewal periods or for contingent rental payments that may become due in future periods (see Note 3).

                           CNL INCOME FUND XV, LTD.
                        (A Florida Limited Partnership)

                  NOTES TO FINANCIAL STATEMENTS--(Continued)

                 Years Ended December 31, 1997, 1996 and 1995

5. Investment in Joint Ventures

   The Partnership has a 50 percent interest in the profits and losses of Wood-Ridge Real Estate Joint Venture. The remaining interest in this joint venture is held by an affiliate of the Partnership which has the same general partners.

   In September 1996, Wood-Ridge Real Estate Joint Venture sold its two properties to the tenant of these properties for $5,020,878 and received net sales proceeds of $5,001,180, resulting in a gain to the joint venture of approximately $261,100 for financial reporting purposes. These properties were originally acquired by Wood-Ridge Real Estate Joint Venture in September 1994 and had a combined, total cost of approximately $4,302,500, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the joint venture sold these properties for approximately $698,700 in excess of their original purchase price.

   In October 1996 and January 1997, Wood-Ridge Real Estate Joint Venture reinvested $4,404,046 and $502,598, respectively, of the net sales proceeds from the sale of the two properties during 1996, in five properties and one property, respectively. As of December 31, 1997, the Partnership had received approximately $52,000, representing its pro-rata share of the uninvested net sales proceeds. As of December 31, 1997, the Partnership owned a 50 percent interest in the profits and losses of the joint venture.

   In January 1996, the Partnership acquired a property in Clinton, North Carolina, with affiliates of the general partners as tenants-in-common. In connection therewith, the Partnership contributed $122,439 for a 15.02% interest in such property. The Partnership accounts for its investment in this property using the equity method since the Partnership shares control with affiliates, and amounts relating to its investment are included in investment in joint ventures.

   Wood-Ridge Real Estate Joint Venture, and the Partnership and affiliates, as tenants-in-common, own and lease six properties and one property, respectively, to operators of national fast-food or family-style restaurants. The following presents the combined, condensed financial information for all of the Partnership's investments in joint ventures at December 31:

                                                           1997       1996
                                                        ---------- ----------
     Land and buildings on operating leases, less
      accumulated depreciation......................... $5,563,722 $5,178,396
     Cash..............................................     10,890        781
     Restricted cash...................................        --     595,426
     Receivables.......................................      5,923     15,200
     Accrued rental income.............................     74,001     11,971
     Other assets......................................      1,078     15,263
     Liabilities.......................................     18,195     33,238
     Partners' capital.................................  5,637,419  5,783,799
     Revenues..........................................    650,354    643,646
     Gain on sale of land and buildings................        --     261,106
     Net income........................................    522,611    837,850

   The Partnership recognized income totaling $239,249, $392,862 and $280,606 for the years ended December 31, 1997, 1996 and 1995, respectively, from these entities.

                           CNL INCOME FUND XV, LTD.
                        (A Florida Limited Partnership)

                  NOTES TO FINANCIAL STATEMENTS--(Continued)

                 Years Ended December 31, 1997, 1996 and 1995

6. Allocations and Distributions

   Generally, all net income and losses of the Partnership, excluding gains and losses from the sale of properties, are allocated 99 percent to the limited partners and one percent to the general partners. Distributions of net cash flow are made 99 percent to the limited partners and one percent to the general partners; provided, however, that the one percent of net cash flow to be distributed to the general partners shall be subordinated to receipt by the limited partners of an aggregate, eight percent, cumulative, noncompounded annual return on their invested capital contributions (the "Limited Partners' 8% Return").

   Generally, net sales proceeds from the sale of properties, to the extent distributed, will be distributed first to the limited partners in an amount sufficient to provide them with their Limited Partners' 8% Return, plus the return of their adjusted capital contributions. The general partners will then receive, to the extent previously subordinated and unpaid, a one percent interest in all prior distributions of net cash flow and a return of their capital contributions. Any remaining sales proceeds will be distributed 95 percent to the limited partners and five percent to the general partners. Any gain from the sale of a property is, in general, allocated in the same manner as net sales proceeds are distributable. Any loss from the sale of a property is, in general, allocated first, on a pro rata basis, to partners with positive balances in their capital accounts, and thereafter, 95 percent to the limited partners and five percent to the general partners.

   During the years ended December 31, 1997, 1996 and 1995, the Partnership declared distributions to the limited partners of $3,200,000, $3,280,000 and $2,900,001, respectively. No distributions have been made to the general partners to date.

7. Income Taxes

   The following is a reconciliation of net income for financial reporting purposes to net income for federal income tax purposes for the years ended December 31:

                                               1997        1996        1995
                                            ----------  ----------  ----------
     Net income for financial reporting
      purposes............................. $3,434,905  $3,585,059  $3,372,468
     Depreciation for tax reporting
      purposes in excess of depreciation
      for financial reporting purposes.....   (160,007)   (160,007)   (139,941)
     Direct financing leases recorded as
      operating leases for tax reporting
      purposes.............................     87,508      77,834      65,572
     Loss on sale of land for financial
      reporting purposes in excess of loss
      for tax reporting purposes...........        --          --       71,023
     Equity in earnings of joint ventures
      for financial reporting purposes in
      excess of equity in earnings of joint
      ventures for tax reporting purposes..     23,823    (158,836)    (67,933)
     Accrued rental income.................   (431,079)   (431,654)   (429,233)
     Rents paid in advance.................    (50,331)     39,795     (10,044)
     Other.................................       (670)      2,127         --
                                            ----------  ----------  ----------
     Net income for federal income tax
      purposes............................. $2,904,149  $2,954,318  $2,861,912
                                            ==========  ==========  ==========

                            CNL INCOME FUND XV, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995

8. Related Party Transactions

   One of the individual general partners, James M. Seneff, Jr., is one of the principal shareholders of CNL Group, Inc., the parent company of CNL Fund Advisors, Inc. The other individual general partner, Robert A. Bourne, served as president of CNL Fund Advisors, Inc. through October 1997. CNL Income Fund Advisors, Inc. was a wholly owned subsidiary of CNL Group, Inc. until its merger, effective January 1, 1996, with CNL Fund Advisors, Inc. During the years ended December 31, 1997, 1996 and 1995, CNL Income Fund Advisors, Inc. and CNL Fund Advisors, Inc. (hereinafter referred to collectively as the "Affiliates") each performed certain services for the Partnership, as described below.

   During the years ended December 31, 1997, 1996 and 1995, certain Affiliates acted as manager of the Partnership's properties pursuant to a management agreement with the Partnership. In connection therewith, the Partnership agreed to pay Affiliates a management fee of one percent of the sum of gross revenues from properties wholly owned by the Partnership and the Partnership's allocable share of gross revenues from joint ventures. The management fee, which will not exceed fees which are competitive for similar services in the same geographic area, may or may not be taken, in whole or in part as to any year, in the sole discretion of the Affiliates. All or any portion of the management fee not taken as to any fiscal year shall be deferred without interest and may be taken in such other fiscal year as the Affiliates shall determine. The Partnership incurred management fees of $35,321, $35,126 and $34,213 for the years ended December 31, 1997, 1996 and 1995, respectively.

   Certain Affiliates are also entitled to receive a deferred, subordinated real estate disposition fee, payable upon the sale of one or more properties based on the lesser of one-half of a competitive real estate commission or three percent of the sales price if the Affiliates provide a substantial amount of services in connection with the sale. However, if the net sales proceeds are reinvested in a replacement property, no such real estate disposition fees will be incurred until such replacement property is sold and the net sales proceeds are distributed. The payment of the real estate disposition fee is subordinated to receipt by the limited partners of their aggregate 8% Preferred Return, plus their invested capital contributions. No deferred, subordinated real estate disposition fees have been incurred since inception.

   During the years ended December 31, 1997, 1996 and 1995, Affiliates of the general partners provided accounting and administrative services to the Partnership on a day-to-day basis. The Partnership incurred $78,051, $87,265 and $87,894 for the years ended December 31, 1997, 1996 and 1995, respectively, for such services.

   The due to related parties at December 31, 1997 and 1996, totaled $4,311 and $1,355, respectively.

                            CNL INCOME FUND XV, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1997, 1996 and 1995

9. Concentration of Credit Risk

   The following schedule presents total rental and earned income from individual lessees or affiliated groups of lessees, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of total rental and earned income from joint ventures) for at least one of the years ended December 31:

                                                       1997     1996     1995
                                                     -------- -------- --------
     Checkers Drive-In
      Restaurants, Inc.............................. $716,905 $723,558 $731,967
     Long John Silver's, Inc........................  710,325  714,804  721,162
     Flagstar Enterprises, Inc.
      and Quincy's Restaurants, Inc.................  635,413  638,042  639,981
     Golden Corral Corporation......................  582,600  531,775  567,697
     Foodmaker, Inc.................................  417,426  417,426  417,426

   In addition, the following schedule presents total rental and earned income from individual restaurant chains, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of rental and earned income from joint ventures) for at least one of the years ended December 31:

                                                       1997     1996     1995
                                                     -------- -------- --------
     Long John Silver's............................. $773,265 $777,743 $758,408
     Checkers Drive-In Restaurants..................  716,905  723,558  731,967
     Golden Corral Family
      Steakhouse Restaurants........................  582,600  531,775  567,697
     Hardee's.......................................  543,889  546,037  547,539
     Jack in the Box................................  417,426  417,426  417,426

   Although the Partnership's properties are geographically diverse throughout the United States and the Partnership's lessees operate a variety of restaurant concepts, default by any one of these lessees or restaurant chains could significantly impact the results of operations of the Partnership. However, the general partners believe that the risk of such a default is reduced due to the essential or important nature of these properties for the on-going operations of the lessees.

                           CNL INCOME FUND XVI, LTD.

                              FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

Condensed Balance Sheets as of September 30, 1998 and December 31, 1997..  F-377
Condensed Statements of Income for the Quarters and Nine Months Ended
 September 30, 1998 and 1997.............................................  F-378
Condensed Statements of Partner's Capital for the Nine Months Ended Sep-
 tember 30, 1998 and for the Year Ended December 31, 1997................  F-379
Condensed Statements of Cash Flows for the Nine Months Ended September
 30, 1998 and 1997.......................................................  F-380
Notes to Condensed Financial Statements for the Quarters and Nine Months
 Ended September 30, 1998 and 1997.......................................  F-382
Report of Independent Accountants........................................  F-385
Balance Sheets as of December 31, 1997 and 1996..........................  F-386
Statements of Income for the Years Ended December 31, 1997, 1996 and
 1995....................................................................  F-387
Statements of Partner's Capital for the Years Ended December 31, 1997,
 1996 and 1995...........................................................  F-388
Statements of Cash Flows for the Years Ended December 31, 1997, 1996 and
 1995....................................................................  F-389
Notes to Financial Statements for the Years Ended December 31, 1997, 1996
 and 1995................................................................  F-390

                           CNL INCOME FUND XVI, LTD.
                        (A Florida Limited Partnership)

                            CONDENSED BALANCE SHEETS

                                                    September 30, December 31,
                                                        1998          1997
                                                    ------------- ------------
                      ASSETS
Land and buildings on operating leases, less accu-
 mulated depreciation
 and allowance for loss on land and building.......  $30,418,876  $30,658,994
Net investment in direct financing leases..........    5,373,527    5,968,812
Investment in joint ventures.......................    1,510,306      771,684
Cash and cash equivalents..........................    1,641,160    1,673,869
Restricted cash....................................          --       627,899
Receivables, less allowance for doubtful accounts
 of $51,686 and $879...............................          --        31,946
Prepaid expenses...................................       22,089        9,293
Organization costs, less accumulated amortization
 of $8,050 and $6,550..............................        1,950        3,450
Accrued rental income..............................    1,398,364    1,192,373
                                                     -----------  -----------
                                                     $40,366,272  $40,938,320
                                                     ===========  ===========
         LIABILITIES AND PARTNERS' CAPITAL
Construction costs payable.........................  $       --   $    53,278
Accounts payable...................................        2,927        2,707
Accrued and escrowed real estate taxes payable.....       32,363        4,353
Distributions payable..............................      900,000      900,000
Due to related parties.............................        5,178        3,351
Rents paid in advance and deposits.................       39,871       69,705
                                                     -----------  -----------
  Total liabilities................................      980,339    1,033,394
Partners' capital..................................   39,385,933   39,904,926
                                                     -----------  -----------
                                                     $40,366,272  $40,938,320
                                                     ===========  ===========



                See accompanying notes to financial statements.

                           CNL INCOME FUND XVI, LTD.
                        (A Florida Limited Partnership)

                         CONDENSED STATEMENTS OF INCOME

                                      Quarter Ended        Nine Months Ended
                                      September 30,          September 30,
                                  ---------------------- ----------------------
                                     1998        1997       1998        1997
                                  ----------  ---------- ----------  ----------
Revenues:
  Rental income from operating
   leases........................ $  854,766  $  888,575 $2,626,090  $2,677,179
  Adjustment to accrued rental
   income........................       (433)        --    (119,505)        --
  Earned income from direct
   financing leases..............    133,949     175,648    469,325     527,794
  Interest and other income......     10,716      19,767     45,220      58,596
                                  ----------  ---------- ----------  ----------
                                     998,998   1,083,990  3,021,130   3,263,569
                                  ----------  ---------- ----------  ----------
Expenses:
  General operating and
   administrative................     47,302      33,457    121,325     114,516
  Professional services..........      8,320       5,684     26,271      18,996
  Management fees to related
   parties.......................      9,257       9,823     29,073      29,565
  Real estate taxes..............     29,370         --      30,209         --
  State and other taxes..........          7          25     19,398      20,559
  Loss on termination of direct
   financing lease...............      4,471         --       4,471         --
  Depreciation and amortization..    144,394     140,916    413,391     422,966
                                  ----------  ---------- ----------  ----------
                                     243,121     189,905    644,138     606,602
                                  ==========  ========== ==========  ==========
Income Before Equity in Earnings
 of Joint Ventures, Gain on Sale
 of Land and Provision for Loss
 on Land and Building............    755,877     894,085  2,376,992   2,656,967
Equity in Earnings of Joint
 Ventures........................     33,458      18,506     98,414      55,126
Gain on Sale of Land.............        --          --         --       41,148
Provision for Loss on Land and
 Building........................   (204,399)        --    (204,399)        --
                                  ----------  ---------- ----------  ----------
Net Income....................... $  584,936  $  912,591 $2,271,007  $2,753,241
                                  ==========  ========== ==========  ==========
Allocation of Net Income:
  General partners............... $    7,327  $    9,125 $   24,188  $   27,120
  Limited partners...............    577,609     903,466  2,246,819   2,726,121
                                  ----------  ---------- ----------  ----------
                                  $ 5584,936  $  912,591 $2,271,007  $2,753,241
                                  ==========  ========== ==========  ==========
Net Income Per Limited Partner
 Unit............................ $     0.13  $     0.20 $     0.50  $     0.61
                                  ==========  ========== ==========  ==========
Weighted Average Number of
 Limited Partner Units
 Outstanding.....................  4,500,000   4,500,000  4,500,000   4,500,000
                                  ==========  ========== ==========  ==========

                See accompanying notes to financial statements.

                            CNL INCOME FUND XVI LTD.
                        (A Florida Limited Partnership)

                   CONDENSED STATEMENTS OF PARTNERS' CAPITAL

                                                                   Year Ended
                                                 Nine Months Ended  December
                                                   September 30,       31,
                                                       1998           1997
                                                 ----------------- -----------
General partners:
  Beginning balance.............................    $    99,615    $    63,423
  Net income....................................         24,188         36,192
                                                    -----------    -----------
                                                        123,803         99,615
                                                    -----------    -----------
Limited partners:
  Beginning balance.............................     39,805,311     39,781,176
  Net income....................................      2,246,819      3,624,135
  Distributions ($0.62 and $0.80 per limited
   partner unit, respectively)..................     (2,790,000)    (3,600,000)
                                                    -----------    -----------
                                                     39,262,130     39,805,311
                                                    -----------    -----------
    Total partners' capital.....................    $39,385,933    $39,904,926
                                                    ===========    ===========


                See accompanying notes to financial statements.

                           CNL INCOME FUND XVI, LTD.
                        (A Florida Limited Partnership)

                       CONDENSED STATEMENTS OF CASH FLOWS

                                                         Nine Months Ended
                                                           September 30,
                                                      ------------------------
                                                         1998         1997
                                                      -----------  -----------
Increase (Decrease) in Cash and Cash Equivalents:
  Net Cash Provided by Operating Activities.......... $ 2,759,611  $ 2,923,755
                                                      -----------  -----------
Cash Flows from Investing Activities:
  Proceeds from sale of land and building............         --       610,384
  Reimbursement from developer of construction
   costs.............................................     161,648          --
  Additions to land and buildings on operating
   leases............................................      (3,545)     (23,501)
  Investment in direct financing leases..............     (28,403)     (29,257)
  Investment in joint ventures.......................    (742,404)         --
  Decrease in restricted cash........................     610,384          --
                                                      -----------  -----------
    Net cash provided by (used in) investing
     activities......................................      (2,320)     557,626
                                                      -----------  -----------
Cash Flows from Financing Activities:
  Distributions to limited partners..................  (2,790,000)  (2,700,000)
                                                      -----------  -----------
    Net cash used in financing activities............  (2,790,000)  (2,700,000)
                                                      -----------  -----------
Net Increase (Decrease) in Cash and Cash
 Equivalents.........................................     (32,709)     781,381
Cash and Cash Equivalents at Beginning of Period.....   1,673,869    1,546,203
                                                      -----------  -----------
Cash and Cash Equivalents at End of Period........... $ 1,641,160  $ 2,327,584
                                                      ===========  ===========



                See accompanying notes to financial statements.

                           CNL INCOME FUND XVI, LTD.
                        (A Florida Limited Partnership)

                 CONDENSED STATEMENTS OF CASH FLOWS--CONTINUED

                                                              Nine Months Ended
                                                                September 30,
                                                              -----------------
                                                                1998     1997
                                                              -------- --------
Supplemental Schedule of Non-Cash Investing and Financing
 Activities:
  Land and building under operating lease exchanged for land
   and building under operating lease........................ $827,789 $     --
                                                              ======== ========
  Land and building under direct financing lease exchanged
   for land and building under direct financing lease........ $761,334 $     --
                                                              ======== ========
  Net investment in direct financing lease reclassified to
   land and building on operating lease as aresult of lease
   termination............................................... $534,275 $     --
                                                              ======== ========
  Distributions declared and unpaid at end of period......... $900,000 $900,000
                                                              ======== ========



                See accompanying notes to financial statements.

                           CNL INCOME FUND XVI, LTD.
                        (A Florida Limited Partnership)

                    NOTES TO CONDENSED FINANCIAL STATEMENTS

           Quarters and Nine months Ended September 30, 1998 and 1997

1.Basis of Presentation

   The accompanying unaudited condensed financial statements have been prepared in accordance with the instructions to Form 10-Q and do not include all of the information and note disclosures required by generally accepted accounting principles. The financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Operating results for the quarter and nine months ended September 30, 1998, may not be indicative of the results that may be expected for the year ending December 31, 1998. Amounts as of December 31, 1997, included in the financial statements, have been derived from audited financial statements as of that date.

   These unaudited financial statements should be read in conjunction with the financial statements and notes thereto included in Form 10-K of CNL Income Fund XVI, Ltd. (the "Partnership") for the year ended December 31, 1997.

   In May 1998, the Financial Accounting Standards Board reached a consensus in EITF 98-9, entitled "Accounting for Contingent Rent in the Interim Financial Periods." Adoption of this consensus did not have a material effect on the Partnership's financial position or results of operations.

2.Land and Building on Operating Leases

   Land and buildings on operating leases consisted of the following at:

                                                    September 30, December 31,
                                                        1998          1997
                                                    ------------- ------------
   Land............................................  $15,378,218  $15,259,455
   Buildings.......................................   17,094,391   16,836,982
                                                     -----------  -----------
                                                      32,472,609   32,096,437
   Less accumulated depreciation...................   (1,849,334)  (1,437,443)
                                                     -----------  -----------
                                                      30,623,275   30,658,994
   Less allowance for loss on land and building....     (204,399)         --
                                                     -----------  -----------
                                                     $30,418,876  $30,658,994
                                                     ===========  ===========

   In May 1998, the tenant of the property in Madison, Tennessee exercised its option under the terms of its lease agreement, to substitute a replacement property for the existing, non-performing property. In conjunction therewith, the Partnership exchanged the non-performing Boston Market property in Madison, Tennessee for a Boston Market property in Lawrence, Kansas. The lease for the property in Madison, Tennessee was amended to allow the property in Lawrence, Kansas to continue under the terms of the original lease. All closing costs were paid by the tenant. The Partnership accounted for this as a nonmonetary exchange of similar assets and recorded the acquisition of the property in Lawrence, Kansas at the net book value of the property in Madison, Tennessee. No gain or loss was recognized due to this being accounted for as a nonmonetary exchange of similar assets.

   During the nine months ended September 30, 1998, the Partnership established an allowance for loss on land and building of $204,399, relating to the property located in Celina, Ohio. The allowance represents the difference between the carrying value of the property at September 30, 1998 and the current estimate of net realizable value for this property.

                           CNL INCOME FUND XVI, LTD.
                        (A Florida Limited Partnership)

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)

           Quarters and Nine months Ended September 30, 1998 and 1997

3.Net Investment in Direct Financing Leases

   In June 1998, the tenant of the property in Chattanooga, Tennessee exercised its option under the terms of its lease agreement, to substitute a replacement property for the existing, non-performing property. In conjunction therewith, the Partnership exchanged the non-performing Boston Market property in Chattanooga, Tennessee for a Boston Market property in Indianapolis, Indiana. The lease for the property in Chattanooga, Tennessee was amended to allow the property in Indianapolis, Indiana to continue under the terms of the original lease. All closing costs were paid by the tenant. The Partnership accounted for this as a nonmonetary exchange of similar assets and recorded the acquisition of the property in Indianapolis, Indiana at the net book value of the property in Chattanooga, Tennessee. No gain or loss was recognized due to this being accounted for as a nonmonetary exchange of similar assets.

   During the quarter and nine months ended September 30, 1998, one of the Partnership's leases with Long John Silver's, Inc. was rejected in connection with the tenant filing for bankruptcy. As a result, the Partnership reclassified the asset from net investment in direct financing leases to land and buildings on operating leases. In accordance with Statement of Financial Accounting Standards #13, "Accounting for Leases," the Partnership recorded the reclassified asset at the lower of original cost, present fair value, or present carrying amount, which resulted in a loss on the termination of a direct financing lease of $4,471 for financial reporting purposes.

4.Investment in Joint Ventures

   In January 1998, the Partnership acquired a 40.42% interest in an IHOP property in Memphis, Tennessee, as tenants-in-common with affiliates of the general partners. The Partnership accounts for its investment in this property using the equity method since the Partnership shares control with affiliates, and amounts relating to its investment are included in investment in joint ventures.

   In August 1998, the Partnership entered into a joint venture arrangement, Columbus Joint Venture, with affiliates of the general partners, to construct and hold one restaurant property. As of September 30, 1998, the Partnership had contributed $134,507, to purchase land and pay construction costs relating to the joint venture. The Partnership has agreed to contribute approximately $182,946 in additional construction costs to the joint venture. The Partnership will have an approximate 32 percent interest in the profits and losses of the joint venture. The Partnership accounts for its investment in this joint venture under the equity method since the Partnership shares control with affiliates.

   Columbus Joint Venture and the Partnership and affiliates as tenants-in-common in two separate tenancy-in-common arrangements, each own and lease one property to operators of national fast-food and family-style restaurants. The following presents the combined, condensed financial information for the joint venture and the two properties held as tenants-in-common with affiliates at:

                                                   September 30, December 31,
                                                       1998          1997
                                                   ------------- ------------
   Land and buildings on operating leases, less
    accumulated depreciation......................  $2,908,637     $941,142
   Cash...........................................       9,842        8,190
   Prepaid expenses...............................         197           29
   Accrued rental income..........................      47,907       20,171
   Liabilities....................................      90,656        8,163
   Partners' capital..............................   2,875,927      961,369
   Revenues.......................................     211,863      112,744
   Net income.....................................     175,432       91,575

                           CNL INCOME FUND XVI, LTD.
                        (A Florida Limited Partnership)

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)

           Quarters and Nine months Ended September 30, 1998 and 1997

   The Partnership recognized income totaling $98,414 and $55,126 for the nine months ended September 30, 1998 and 1997, respectively, from these properties, $33,458 and $18,506 of which was earned for the quarters ended September 30, 1998 and 1997, respectively.

5.Concentration of Credit Risk

   The following schedule presents total rental and earned income from individual restaurant chains, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of total rental income from the joint venture and the properties held as tenants-in-common with affiliates) for at least one of the nine month periods ended September 30:

                                                                1998     1997
                                                              -------- --------
   Denny's................................................... $876,194 $873,738
   Golden Corral Family Steakhouse Restaurant................  703,784  710,655
   Jack in the Box...........................................  417,457  417,457
   Boston Market.............................................  372,579  246,975

   Although the Partnership's properties are geographically diverse throughout the United States and the Partnership's lessees operate a variety of restaurant concepts, default by any one of these restaurant chains could significantly impact the results of operations of the Partnership. However, the general partners believe that the risk of such a default is reduced due to the essential or important nature of these properties for the on-going operations of the lessees.

   In October 1998, the tenant of five of the Boston Market properties (including one property held as tenants-in-common with an affiliate of the general partners) filed for bankruptcy. If the leases are eventually rejected, the Partnership anticipates that rental income relating to these properties will terminate until new tenants for the properties are located, or until the properties are sold and the proceeds from such sales are reinvested in additional properties. However, the general partners do not anticipate that any decrease in rental income due to lost revenues relating to these properties will have a material effect on the Partnership's financial position or results of operations.

                       Report of Independent Accountants

To the Partners
CNL Income Fund XVI, Ltd.

   We have audited the accompanying balance sheets of CNL Income Fund XVI, Ltd. (a Florida limited partnership) as of December 31, 1997 and 1996 and the related statements of income, partners' capital and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CNL Income Fund XVI, Ltd. as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.

/s/ Coopers & Lybrand L.L.P.

Orlando, Florida
January 26, 1998

                           CNL INCOME FUND XVI, LTD.
                        (A Florida Limited Partnership)

                                 BALANCE SHEETS

                                                            December 31,
                                                       -----------------------
                                                          1997        1996
                                                       ----------- -----------
                        ASSETS
Land and buildings on operating leases, less
 accumulated depreciation............................. $30,658,994 $31,766,349
Net investment in direct financing leases.............   5,968,812   6,006,496
Investment in joint venture...........................     771,684     774,389
Cash and cash equivalents.............................   1,673,869   1,546,203
Restricted cash.......................................     627,899         --
Receivables, less allowance for doubtful accounts of
 $879 and $9,875......................................      31,946      76,094
Prepaid expenses......................................       9,293       9,174
Organization costs, less accumulated amortization of
 $6,550 and $4,550....................................       3,450       5,450
Accrued rental income.................................   1,192,373     771,487
                                                       ----------- -----------
                                                       $40,938,320 $40,955,642
                                                       =========== ===========
          LIABILITIES AND PARTNERS' CAPITAL
Acquisition and construction costs payable............ $    53,278 $   106,036
Accounts payable......................................       2,707       2,262
Escrowed real estate taxes payable....................       4,353       3,343
Distributions payable.................................     900,000     900,000
Due to related parties................................       3,351       2,292
Rents paid in advance and deposits....................      69,705      97,110
                                                       ----------- -----------
    Total liabilities.................................   1,033,394   1,111,043
Partners' capital.....................................  39,904,926  39,844,599
                                                       ----------- -----------
                                                       $40,938,320 $40,955,642
                                                       =========== ===========


                See accompanying notes to financial statements.

                           CNL INCOME FUND XVI, LTD.
                        (A Florida Limited Partnership)

                              STATEMENTS OF INCOME

                                                  Year Ended December 31,
                                              --------------------------------
                                                 1997       1996       1995
                                              ---------- ---------- ----------
Revenues:
  Rental income from operating leases........ $3,562,920 $3,571,244 $2,209,434
  Earned income from direct financing
   leases....................................    703,149    726,314    489,522
  Contingent rental income...................     35,604     37,600        --
  Interest...................................     73,634     75,160    321,137
  Other income...............................      7,180      8,232      3,548
                                              ---------- ---------- ----------
                                               4,382,487  4,418,550  3,023,641
                                              ---------- ---------- ----------
Expenses:
  General operating and administrative.......    186,934    183,734    187,800
  Professional services......................     25,352     26,569     59,526
  Management fees to related parties.........     40,087     39,206     24,128
  State and other taxes......................     20,559     12,369      3,141
  Depreciation and amortization..............    563,883    552,447    318,205
                                              ---------- ---------- ----------
                                                 836,815    814,325    592,800
                                              ---------- ---------- ----------
Income Before Equity in Earnings of Joint
 Venture and Gain on Sale of Land and
 Buildings...................................  3,545,672  3,604,225  2,430,841
Equity in Earnings of Joint Venture..........     73,507     19,668        --
Gain on Sale of Land and Buildings...........     41,148    124,305        --
                                              ---------- ---------- ----------
Net Income................................... $3,660,327 $3,748,198 $2,430,841
                                              ========== ========== ==========
Allocation of Net Income:
  General partners........................... $   36,192 $   36,239 $   24,308
  Limited partners...........................  3,624,135  3,711,959  2,406,533
                                              ---------- ---------- ----------
                                              $3,660,327 $3,748,198 $2,430,841
                                              ========== ========== ==========
Net Income Per Limited Partner Unit.......... $     0.81 $     0.82 $     0.60
                                              ========== ========== ==========
Weighted Average Number of Limited Partner
 Units Outstanding...........................  4,500,000  4,500,000  4,010,281
                                              ========== ========== ==========

                See accompanying notes to financial statements.

                           CNL INCOME FUND XVI, LTD.
                        (A Florida Limited Partnership)

                        STATEMENTS OF PARTNERS' CAPITAL

                  Years Ended December 31, 1997, 1996 and 1995

                              General Partners                       Limited Partners
                          ------------------------- ---------------------------------------------------
                                        Accumulated                             Accumulated Syndication
                          Contributions  Earnings   Contributions Distributions  Earnings      Costs        Total
                          ------------- ----------- ------------- ------------- ----------- -----------  -----------
Balance, December 31,
 1994...................     $1,000       $ 1,876    $20,174,172   $  (151,434) $  185,701  $(2,737,282) $17,474,033
Contributions from
 limited partners.......        --            --      24,825,828           --          --           --    24,825,828
Distributions to limited
 partners ($0.61 per
 limited partner unit)..        --            --             --     (2,437,832)        --           --    (2,437,832)
Syndication costs.......        --            --             --            --          --    (2,652,718)  (2,652,718)
Net income..............        --         24,308            --            --    2,406,533          --     2,430,841
                             ------       -------    -----------   -----------  ----------  -----------  -----------
Balance, December 31,
 1995...................      1,000        26,184     45,000,000    (2,589,266)  2,592,234   (5,390,000)  39,640,152
Distributions to limited
 partners ($0.79 per
 limited partner unit)..        --            --             --     (3,543,751)        --           --    (3,543,751)
Net income..............        --         36,239            --            --    3,711,959          --     3,748,198
                             ------       -------    -----------   -----------  ----------  -----------  -----------
Balance, December 31,
 1996...................      1,000        62,423     45,000,000    (6,133,017)  6,304,193   (5,390,000)  39,844,599
Distributions to limited
 partners ($0.80 per
 limited partner unit)..        --            --             --     (3,600,000)        --           --    (3,600,000)
Net income..............        --         36,192            --            --    3,624,135          --     3,660,327
                             ------       -------    -----------   -----------  ----------  -----------  -----------
Balance, December 31,
 1997...................     $1,000       $98,615    $45,000,000   $(9,733,017) $9,928,328  $(5,390,000) $39,904,926
                             ======       =======    ===========   ===========  ==========  ===========  ===========


                See accompanying notes to financial statements.

                           CNL INCOME FUND XVI, LTD.
                        (A Florida Limited Partnership)

                            STATEMENTS OF CASH FLOWS

                                               Year Ended December 31,
                                         -------------------------------------
                                            1997         1996         1995
                                         -----------  -----------  -----------
Increase (Decrease) in Cash and Cash
 Equivalents:
  Cash Flows From Operating Activities:
   Cash received from tenants..........  $ 3,881,005  $ 4,007,432  $ 2,353,106
   Distributions from joint venture....       76,212       20,279          --
   Cash paid for expenses..............     (231,712)    (349,145)    (194,749)
   Interest received...................       54,919       75,160      323,038
                                         -----------  -----------  -----------
     Net cash provided by operating ac-
      tivities.........................    3,780,424    3,753,726    2,481,395
                                         -----------  -----------  -----------
  Cash Flows From Investing Activities:
   Proceeds from sale of land and
    buildings..........................      610,384      775,000          --
   Additions to land and buildings on
    operating leases...................      (23,501)  (2,355,627) (16,012,458)
   Investment in direct financing
    leases.............................      (29,257)    (405,937)  (5,595,236)
   Investment in joint venture.........          --      (775,000)         --
   Increase in restricted cash.........     (610,384)         --           --
   Increase in other assets............          --                    (58,720)
   Other...............................          --           --        20,714
                                         -----------  -----------  -----------
     Net cash used in investing activi-
      ties.............................      (52,758)  (2,761,564) (21,645,700)
                                         -----------  -----------  -----------
  Cash Flows From Financing Activities:
   Reimbursement of acquisition and
    syndication costs paid by related
    parties on behalf of the
    Partnership........................          --        (2,494)    (405,569)
   Contributions from limited part-
    ners...............................          --           --    24,825,828
   Distributions to limited partners...   (3,600,000)  (3,431,251)  (1,798,921)
   Payment of syndication costs........          --           --    (2,452,743)
                                         -----------  -----------  -----------
     Net cash provided by (used in) fi-
      nancing activities...............   (3,600,000)  (3,433,745)  20,168,595
                                         -----------  -----------  -----------
Net Increase (Decrease) in Cash and
 Cash Equivalents......................      127,666   (2,441,583)   1,004,290
Cash and Cash Equivalents at Beginning
 of Year...............................    1,546,203    3,987,786    2,983,496
                                         -----------  -----------  -----------
Cash and Cash Equivalents at End of
 Year..................................  $ 1,673,869  $ 1,546,203  $ 3,987,786
                                         ===========  ===========  ===========
Reconciliation of Net Income to Net
 Cash Provided by Operating Activities:
  Net income...........................  $ 3,660,327  $ 3,748,198  $ 2,430,841
                                         -----------  -----------  -----------
  Adjustments to reconcile net income
   to net cash provided by operating
   activities:
   Depreciation........................      561,883      550,447      316,205
   Amortization........................        2,000        2,000        2,000
   Equity in earnings of joint venture,
    net of distributions...............        2,705          611          --
   Gain on sale of land and buildings..      (41,148)    (124,305)         --
   Decrease (increase) in receivables..       26,633       58,396      (83,993)
   Decrease in net investment in direct
    financing leases...................       37,684       29,269       16,003
   Increase in prepaid expenses........         (119)      (8,514)        (660)
   Increase in accrued rental income...     (444,650)    (468,201)    (299,090)
   Increase in accounts payable and ac-
    crued expenses.....................        1,455          517        4,036
   Increase (decrease) in due to re-
    lated parties, excluding reimburse-
    ment of acquisition and syndication
    costs paid on behalf of the Part-
    nership............................        1,059      (76,259)      76,682
   Increase (decrease) in rents paid in
    advance and deposits...............      (27,405)      41,567       19,371
                                         -----------  -----------  -----------
     Total adjustments.................      120,097        5,528       50,554
                                         -----------  -----------  -----------
Net Cash Provided by Operating Activi-
 ties..................................  $ 3,780,424  $ 3,753,726  $ 2,481,395
                                         ===========  ===========  ===========
Supplemental Schedule of Non-Cash In-
 vesting and Financing Activities:
  Related parties paid certain acquisi-
   tion and syndication costs on behalf
   of the Partnership as follows:
   Acquisition costs...................  $       --   $     9,356  $    97,589
   Syndication costs...................          --           --       258,466
                                         -----------  -----------  -----------
                                         $       --   $     9,356  $   356,055
                                         ===========  ===========  ===========
Distributions declared and unpaid at
 December 31...........................  $   900,000  $   900,000  $   787,500
                                         ===========  ===========  ===========

                See accompanying notes to financial statements.

                           CNL INCOME FUND XVI, LTD.
                        (A Florida Limited Partnership)

                         NOTES TO FINANCIAL STATEMENTS

                  Years Ended December 31, 1997, 1996 and 1995

1.Significant Accounting Policies

   Organization and Nature of Business--CNL Income Fund XVI, Ltd. (the "Partnership") is a Florida limited partnership that was organized for the purpose of acquiring both newly constructed and existing restaurant properties, as well as properties upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food and family-style restaurant chains. Under the terms of a registration statement filed with the Securities and Exchange Commission, the Partnership is authorized to sell a maximum of 4,500,000 units ($45,000,000) of limited partnership interest. A total of 4,500,000 units ($45,000,000) of limited partnership interest was sold.

   The general partners of the Partnership are CNL Realty Corporation (the "Corporate General Partner"), James M. Seneff, Jr. and Robert A. Bourne. Mr. Seneff and Mr. Bourne are also 50 percent shareholders of the Corporate General Partner. The general partners have responsibility for managing the day-to-day operations of the Partnership.

   Real Estate and Lease Accounting--The Partnership records the acquisition of land and buildings at cost, including acquisition and closing costs. Land and buildings are leased to unrelated third parties on a triple-net basis, whereby the tenant is generally responsible for all operating expenses relating to the property, including property taxes, insurance, maintenance and repairs. The leases are accounted for using either the direct financing or the operating methods. Such methods are described below:

  Direct financing method--The leases accounted for using the direct financing method are recorded at their net investment (which at the inception of the lease generally represents the cost of the asset) (Note 4). Unearned income is deferred and amortized to income over the lease terms so as to produce a constant periodic rate of return on the Partnership's net investment in the leases.

  Operating method--Land and building leases accounted for using the operating method are recorded at cost, revenue is recognized as rentals are earned and depreciation is charged to operations as incurred. Buildings are depreciated on the straight-line method over their estimated useful lives of 30 years. When scheduled rentals vary during the lease term, income is recognized on a straight-line basis so as to produce a constant periodic rent over the lease term commencing on the date the property is placed in service.

  Accrued rental income represents the aggregate amount of income recognized on a straight-line basis in excess of scheduled rental payments to date.

   When the properties are sold, the related cost and accumulated depreciation for operating leases and the net investment for direct financing leases, plus any accrued rental income, are removed from the accounts and gains or losses from sales are reflected in income. The general partners of the partnership review properties for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through operations. The general partners determine whether an impairment in value has occurred by comparing the estimated future undiscounted cash flows, including the residual value of the property, with the carrying cost of the individual property. If an impairment is indicated, the assets are adjusted to their fair value.

   When the collection of amounts recorded as rental or other income is considered to be doubtful, an adjustment is made to increase the allowance for doubtful accounts, which is netted against receivables, and to decrease rental or other income or increase bad debt expense for the current period, although the Partnership

                            CNL INCOME FUND XVI, LTD
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

1.Significant Accounting Policies--Continued

continues to pursue collection of such amounts. If amounts are subsequently determined to be uncollectible, the corresponding receivable and allowance for doubtful accounts are decreased accordingly.

   Investment in Joint Venture--The Partnership accounts for its interest in a property in Fayetteville, North Carolina, held as tenants-in-common with an affiliate, using the equity method since the Partnership shares control with an affiliate which has the same general partners.

   Cash and Cash Equivalents--The Partnership considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents consist of demand deposits at commercial banks and money market funds (some of which are backed by government securities). Cash equivalents are stated at cost plus accrued interest, which approximates market value.

   Cash accounts maintained on behalf of the Partnership in demand deposits at commercial banks and money market funds may exceed federally insured levels; however, the Partnership has not experienced any losses in such accounts. The Partnership limits investment of temporary cash investments to financial institutions with high credit standing; therefore, the Partnership believes it is not exposed to any significant credit risk on cash and cash equivalents.

   Organization Costs--Organization costs are amortized over five years using the straight-line method.

   Income Taxes--Under Section 701 of the Internal Revenue Code, all income, expenses and tax credit items flow through to the partners for tax purposes. Therefore, no provision for federal income taxes is provided in the accompanying financial statements. The Partnership is subject to certain state taxes on its income and property.

   Additionally, for tax purposes, syndication costs are included in Partnership equity and in the basis of each partner's investment. For financial reporting purposes, syndication costs are netted against partners' capital and represent a reduction of Partnership equity and a reduction in the basis of each partner's investment (Note 6).

   Weighted Average Number of Limited Partner Units Outstanding--Net income and distributions per limited partner unit are calculated based upon the weighted average number of units of limited partnership interest outstanding during the period the Partnership was operational.

   Use of Estimates--The general partners of the Partnership have made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. The more significant areas requiring the use of management estimates relate to the allowance for doubtful accounts and future cash flows associated with long-lived assets. Actual results could differ from those estimates.

2.Leases

   The Partnership leases its land or land and buildings primarily to operators of national and regional fast-food and family-style restaurants. The leases are accounted for under the provisions of Statement of Financial Accounting Standards No. 13, "Accounting for Leases." Some of the leases are classified as operating leases and some of the leases have been classified as direct financing leases. For the leases classified as direct financing leases, the building portions of the property leases are accounted for as direct financing leases while the land portion of some of the leases are operating leases. All leases are for 15 to 20 years and provide for minimum and contingent rentals. In addition, the tenant pays all property taxes and assessments, fully maintains the interior and exterior of the building and carries insurance coverage for public liability, property damage, fire

                            CNL INCOME FUND XVI, LTD
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

2.Leases--Continued

and extended coverage. The lease options generally allow tenants to renew the leases for two to five successive five-year periods subject to the same terms and conditions as the initial lease. Most leases also allow the tenant to purchase the property at fair market value after a specified portion of the lease has elapsed.

3.Land and Buildings on Operating Leases

   Land and buildings on operating leases consisted of the following at December 31:

                                                          1997         1996
                                                       -----------  -----------
   Land............................................... $15,259,455  $15,804,927
   Buildings..........................................  16,836,982   16,836,982
                                                       -----------  -----------
                                                        32,096,437   32,641,909
   Less accumulated Depreciation......................  (1,437,443)    (875,560)
                                                       -----------  -----------
                                                       $30,658,994  $31,766,349
                                                       ===========  ===========

   In April 1996, the Partnership sold its property in Appleton, Wisconsin, and received net sales proceeds of $775,000, resulting in a gain of $124,305 for financial reporting purposes. This property was originally acquired by the Partnership in February 1995 and had a cost of approximately $595,100, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the property for approximately $179,900 in excess of its original purchase price.

   In March 1997, the Partnership sold its property in Oviedo, Florida, for $620,000 and received net sales proceeds of $610,384, resulting in a gain of $41,148 for financial reporting purposes. This property was originally acquired by the Partnership in November 1994 and had a cost of approximately $509,700, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the property for approximately $100,700 in excess of its original purchase price.

   Generally, the leases provide for escalating guaranteed minimum rents throughout the lease term. Income from these scheduled rent increases is recognized on a straight-line basis over the terms of the leases. For the years ended December 31, 1997, 1996 and 1995, the Partnership recognized $444,650, $468,201 and $299,090, respectively, of such rental income.

   The following is a schedule of the future minimum lease payments to be received on noncancellable operating leases at December 31, 1997:

   1998............................................................. $ 3,128,262
   1999.............................................................   3,177,377
   2000.............................................................   3,309,707
   2001.............................................................   3,378,687
   2002.............................................................   3,401,533
   Thereafter.......................................................  38,510,788
                                                                     -----------
                                                                     $54,906,354
                                                                     ===========

   Since lease renewal periods are exercisable at the option of the tenant, the above table only presents future minimum lease payments due during the initial lease terms. In addition, this table does not include any amounts for future contingent rentals which may be received on the leases based on a percentage of the tenant's gross sales.

                            CNL INCOME FUND XVI, LTD
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

4.Net Investment in Direct Financing Leases

   The following lists the components of the net investment in direct financing leases at December 31:

                                                          1997         1996
                                                       -----------  -----------
   Minimum lease payments receivable.................. $13,526,299  $14,267,132
   Estimated residual Values..........................   1,932,560    1,932,560
   Less unearned income...............................  (9,490,047) (10,193,196)
                                                       -----------  -----------
   Net investment in direct financing leases.......... $ 5,968,812  $ 6,006,496
                                                       ===========  ===========

   The following is a schedule of future minimum lease payments to be received on direct financing leases at December 31, 1997:

   1998............................................................. $   741,451
   1999.............................................................     742,074
   2000.............................................................     755,382
   2001.............................................................     759,526
   2002.............................................................     765,536
   Thereafter.......................................................   9,762,330
                                                                     -----------
                                                                     $13,526,299
                                                                     ===========

   The above table does not include future minimum lease payments for renewal periods or for contingent rental payments that may become due in future periods (see Note 3).

5.Investment in Joint Venture

   In October 1996, the Partnership acquired a property in Fayetteville, North Carolina, with an affiliate of the Partnership that has the same general partners, as tenants-in-common. In connection therewith, the Partnership contributed $775,000 for a 80.27% interest in such property. The Partnership accounts for its investment in this property using the equity method since the Partnership shares control with an affiliate. Amounts relating to this investment are presented as an investment in joint venture.

   The Partnership and an affiliate, as tenants-in-common, own and lease one Boston Market property. The following presents the combined, condensed financial information for the property held as tenants-in-common with an affiliate at December 31:

                                                              1997     1996
                                                            -------- --------
   Land and building on operating lease, less accumulated
    depreciation........................................... $941,142 $960,732
   Cash....................................................    8,190      100
   Prepaid expenses........................................       29      --
   Accrued rental income...................................   20,171    3,929
   Liabilities.............................................    8,163       23
   Partners' capital.......................................  961,369  964,738
   Revenues................................................  112,744   29,293
   Net income..............................................   91,575   24,502

   The Partnership recognized income totalling $73,507 and $19,668 for the years ended December 31, 1997 and 1996, respectively, from this property held as tenants-in-common with an affiliate.

                            CNL INCOME FUND XVI, LTD
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

6.Restricted Cash

   As of December 31, 1997, the net sales proceeds of $610,384 from the sale of the property in Oviedo, Florida, plus accrued interest of $17,515, were being held in an interest-bearing escrow account pending the release of funds by the escrow agent to acquire an additional property.

7.Syndication Costs

   Syndication costs consisting of legal fees, commissions, the marketing support and due diligence expense reimbursement fee, printing and other expenses incurred in connection with the offering totalled $5,390,000. These offering expenses were charged to the limited partners' capital accounts to reflect the net capital proceeds of the offering.

8.Allocations and Distributions

   Generally, net income and losses of the Partnership, excluding gains and losses from the sale of properties, are allocated 99 percent to the limited partners and one percent to the general partners. Distributions of net cash flow are made 99 percent to the limited partners and one percent to the general partners; provided, however, that the one percent of net cash flow to be distributed to the general partners shall be subordinated to receipt by the limited partners of an aggregate, eight percent, cumulative, noncompounded annual return on their invested capital contributions (the "Limited Partners' 8% Return").

   Generally, net sales proceeds from the sale of properties, to the extent distributed, will be distributed first to the limited partners in an amount sufficient to provide them with their Limited Partners' 8% Return, plus the return of their adjusted capital contributions. The general partners will then receive, to the extent previously subordinated and unpaid, a one percent interest in all prior distributions of net cash flow and a return of their capital contributions. Any remaining sales proceeds will be distributed 95 percent to the limited partners and five percent to the general partners.

   Any gain from the sale of a property is, in general, allocated in the same manner as net sales proceeds are distributable. Any loss from the sale of a property is, in general, allocated first, on a pro rata basis, to partners with positive balances in their capital accounts; and thereafter, 95 percent to the limited partners and five percent to the general partners.

   During the years ended December 31, 1997, 1996 and 1995, the Partnership declared distributions to the limited partners of $3,600,000, $3,543,751 and $2,437,832, respectively. No distributions have been made to the general partners to date.

                            CNL INCOME FUND XVI, LTD
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)


9.Income Taxes

   The following is a reconciliation of net income for financial reporting purposes to net income for federal income tax purposes for the years ended December 31:

                                               1997        1996        1995
                                            ----------  ----------  ----------
   Net income for financial reporting
    purposes............................... $3,660,327  $3,748,198  $2,430,841
   Depreciation for tax reporting purposes
    less than (in excess of) depreciation
    for financial reporting purposes.......      3,576      (1,943)    (13,929)
   Direct financing leases recorded as
    operating leases for tax reporting
    purposes...............................     37,684      29,269      16,003
   Equity in earnings of joint venture for
    financial reporting purposes in excess
    of equity in earnings of joint venture
    for tax reporting purposes.............       (477)     (1,330)        --
   Gain on sale of land and buildings for
    financial reporting purposes less than
    (in excess of) gain for tax reporting
    purposes...............................     23,764    (124,305)        --
   Allowance for doubtful accounts.........     (8,996)      6,913       2,962
   Accrued rental income...................   (444,650)   (468,201)   (299,090)
   Rents paid in advance...................    (27,405)     47,221       2,595
   Other...................................        --        4,008         --
                                            ----------  ----------  ----------
   Net income for federal income tax
    purposes............................... $3,243,823  $3,239,830  $2,139,382
                                            ==========  ==========  ==========

10.Related Party Transactions

   One of the individual general partners, James M. Seneff, Jr., is one of the principal shareholders of CNL Group, Inc., the parent company of CNL Securities, Corp. and CNL Fund Advisors, Inc. The other individual general partner, Robert A. Bourne, is president of CNL Securities Corp. and served as president of CNL Fund Advisors, Inc. through October 1997. CNL Income Fund Advisors, Inc. was a wholly owned subsidiary of CNL Group, Inc. until its merger, effective January 1, 1996, with CNL Fund Advisors, Inc. During the years ended December 31, 1997, 1996 and 1995, CNL Income Fund Advisors, Inc. and CNL Fund Advisors, Inc. (hereinafter referred to collectively as the "Affiliates") and CNL Securities Corp. each performed certain services for the Partnership, as described below.

   For the year ended December 31, 1995, the Partnership incurred $2,110,195 in syndication costs due to CNL Securities Corp. for services in connection with selling limited partnership interests. A substantial portion of these amounts ($1,991,106) was paid as commissions to other broker-dealers.

   In addition, for the year ended December 31, 1995, the Partnership incurred $124,129 as a marketing support and due diligence expense reimbursement fee due to CNL Securities Corp. This fee equals 0.5% of the limited partner contributions of $24,825,828 received during the year ended December 31, 1995. A portion of this fee has been reallowed to other broker-dealers and all due diligence expenses were paid from such fee.

   Additionally, the Partnership incurred $1,365,421 for the year ended December 31, 1995 in acquisition fees due to the Affiliates for services in finding, negotiating and acquiring properties on behalf of the Partnership. These fees represent 5.5% of the limited partner capital contributions of $24,825,828 received during the year ended December 31, 1995.

                            CNL INCOME FUND XVI, LTD
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

10.Related Party Transactions--Continued

   During the years ended December 31, 1997, 1996 and 1995, certain Affiliates acted as manager of the Partnership's properties pursuant to a management agreement with the Partnership. In connection therewith, the Partnership agreed to pay the Affiliates an annual, noncumulative, subordinated management fee of one percent of the sum of gross revenues from properties wholly owned by the Partnership and the Partnership's allocable share of gross revenues from joint ventures. The management fee, which will not exceed fees which are competitive for similar services in the same geo-graphic area, may or may not be taken, in whole or in part as to any year, in the sole discretion of the Affiliates. All or any portion of the management fee not taken as to any fiscal year shall be deferred without interest and may be taken in such other fiscal year as the Affiliates shall determine. The Partnership incurred management fees of $40,087, $39,206 and $24,128 for the years ended December 31, 1997, 1996 and
1995, respectively.

   Certain Affiliates are also entitled to receive a deferred, subordinated real estate disposition fee, payable upon the sale of one or more properties, based on the lesser of one-half of a competitive real estate commission or three percent of the sales price if the Affiliates provide a substantial amount of services in connection with the sale. However, if the net sales proceeds are reinvested in a replacement property, no such real estate disposition fees will be incurred until such replacement property is sold and the net sales proceeds are distributed. The payment of the real estate disposition fee is subordinated to receipt by the limited partners of their aggregate Limited Partners' 8% Return, plus their invested capital contributions. No deferred, subordinated real estate disposition fees have been incurred since inception.

   During the years ended December 31, 1997, 1996 and 1995, Affiliates provided accounting and administrative services to the Partnership (including accounting and administrative services in connection with the offering of units) on a day-to-day basis. The expenses incurred for these services were classified as follows:

                                                       1997     1996     1995
                                                      ------- -------- --------
     Syndication costs............................... $    -- $     -- $159,928
     General operating and administrative expenses...  89,270  118,677  114,317
                                                      ------- -------- --------
                                                      $89,270 $118,677 $274,245
                                                      ======= ======== ========

   During 1996, the Partnership acquired one property from an affiliate of the general partners, for a purchase price of $775,000. The property is being held as tenants-in-common, with another affiliate of the general partners. The affiliates had purchased and temporarily held title to these properties in order to facilitate the acquisition of the properties by the Partnership. The purchase prices paid by the Partnership represented the costs incurred by the affiliates to acquire the properties, including closing costs.

   The due to related parties at December 31, 1997 and 1996 totalled $3,351 and $2,292, respectively.

11.Concentration of Credit Risk

   The following schedule presents total rental and earned income from individual lessees, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of total rental and earned income from the property held as tenants-in-common with an affiliate) for at least one of the years ended December 31:

                                                    1997       1996      1995
                                                 ---------- ---------- --------
     DenAmerica Corp............................ $1,046,845 $1,051,328 $361,810
     Golden Corral Corporation..................    979,009    954,476  663,648
     Foodmaker, Inc.............................    556,610    556,610  557,877
     Checkers Drive-In Restaurants, Inc.........    237,152    290,041  290,041

                            CNL INCOME FUND XVI, LTD
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)


11. Concentration of Credit Risk--Continued

   In addition, the following schedule presents total rental and earned income from individual restaurant chains, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of total rental and earned income from the property held as tenants-in-common with an affiliate) for at least one of the years ended December 31:

                                                   1997       1996      1995
                                                ---------- ---------- --------
     Denny's................................... $1,164,928 $1,163,621 $461,380
     Golden Corral Family Steakhouse
      Restaurants..............................    979,009    954,476  663,648
     Jack in the Box...........................    556,610    556,610  557,877
     Long John Silver's........................    406,033    432,495  331,094
     Checkers Drive-In Restaurants.............    237,152    290,041  290,041

   Although the Partnership's properties are geographically diverse throughout the United States and the Partnership's lessees operate a variety of restaurant concepts, default by any one of these lessees or restaurant chains could significantly impact the results of operations of the Partnership. However, the general partners believe that the risk of such a default is reduced due to the essential or important nature of these properties for the on-going operations of the lessees.

12.Subsequent Event

   In January 1998, the Partnership acquired a property in Memphis, Tennessee, as tenants-in-common with affiliates of the general partners. In connection therewith, the Partnership contributed $607,896 for a 40.42% interest in such property. The Partnership will account for its investment in this property using the equity method since the Partnership will share control with affiliates.

                           CNL INCOME FUND XVII, LTD.

                              FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

Condensed Balance Sheets as of September 30, 1998 and December 31, 1997..  F-399

Condensed Statements of Income for the Quarters and Nine Months Ended
 September 30, 1998 and 1997.............................................  F-400

Condensed Statements of Partner's Capital for the Nine Months Ended
 September 30, 1998 and for the Year Ended December 31, 1997.............  F-401

Condensed Statements of Cash Flows for the Nine Months Ended September
 30, 1998 and 1997.......................................................  F-402

Notes to Condensed Financial Statements for the Quarters and Nine Months
 Ended September 30, 1998 and 1997.......................................  F-403

Report of Independent Accountants........................................  F-405

Balance Sheets as of December 31, 1997 and 1996..........................  F-406

Statements of Income for the Years Ended December 31, 1997, 1996 and the
 Period February 10, 1995 (date of inception) through Year Ended December
 31, 1995................................................................  F-407

Statements of Partner's Capital for the Years Ended December 31, 1997,
 1996 and the Period February 10, 1995 (date of inception) through Year
 Ended December 31, 1995.................................................  F-408

Statements of Cash Flows for the Years Ended December 31, 1997, 1996 and
 the Period February 10, 1995 (date of inception) through Year Ended
 December 31, 1995.......................................................  F-409

Notes to Financial Statements for the Years Ended December 31, 1997, 1996
 and the Period February 10, 1995 (date of inception) through Year Ended
 December 31, 1995.......................................................  F-411

                           CNL INCOME FUND XVII, LTD.
                        (A Florida Limited Partnership)

                            CONDENSED BALANCE SHEETS

                                                        September   December
                                                           30,         31,
                                                          1998        1997
                                                       ----------- -----------
                        ASSETS
Land and buildings on operating leases, less
 accumulated depreciation of $818,692 and $553,968.... $20,741,467 $21,328,869
Net investment in direct financing leases.............   2,988,761   3,056,783
Investment in joint ventures..........................   1,448,628   1,328,067
Cash and cash equivalents.............................   1,462,427   1,238,799
Receivables, less allowance for doubtful accounts of
 $14,333 in 1997......................................      22,200         613
Prepaid expenses......................................       7,219          20
Organization costs, less accumulated amortization of
 $5,809 and $4,309....................................       4,191       5,691
Accrued rental income.................................     573,632     357,246
Other assets..........................................     119,765     104,391
                                                       ----------- -----------
                                                       $27,368,290 $27,420,479
                                                       =========== ===========
          LIABILITIES AND PARTNERS' CAPITAL
Accounts payable...................................... $     2,868 $     2,922
Accrued construction costs payable....................         --       38,834
Accrued real estate taxes payable.....................      20,645         --
Distributions payable.................................     600,000     600,000
Due to related parties................................       3,362       2,875
Rents paid in advance.................................      41,300      55,762
Deferred rental income................................      52,021      64,690
                                                       ----------- -----------
  Total liabilities...................................     720,196     765,083
Minority interest.....................................     429,452     419,193
Partners' capital.....................................  26,218,642  26,236,203
                                                       ----------- -----------
                                                       $27,368,290 $27,420,479
                                                       =========== ===========


                See accompanying notes to financial statements.

                           CNL INCOME FUND XVII, LTD.
                        (A Florida Limited Partnership)

                         CONDENSED STATEMENTS OF INCOME

                                   Quarter Ended         Nine Months Ended
                                   September 30,           September 30,
                                --------------------  ------------------------
                                  1998       1997        1998         1997
                                ---------  ---------  -----------  -----------
Revenues:
  Rental income from operating
   leases.....................  $ 604,073  $ 620,623  $ 1,832,554  $ 1,726,684
  Earned income from direct
   financing leases...........     93,834     94,807      282,256      224,912
  Interest and other income...     11,128      8,372       36,667       58,641
                                ---------  ---------  -----------  -----------
                                  709,035    723,802    2,151,477    2,010,237
                                ---------  ---------  -----------  -----------
Expenses:
  General operating and
   administrative.............     29,293     26,636       86,909      101,337
  Professional services.......      4,393      6,530       15,022       16,595
  Real estate taxes...........     20,645        --        20,645          --
  Management fees to related
   parties....................      6,604      6,655       19,966       18,844
  State and other taxes.......          7        --        11,811        6,442
  Depreciation and
   amortization...............     96,125    100,107      273,084      288,145
                                ---------  ---------  -----------  -----------
                                  157,067    139,928      427,437      431,363
                                ---------  ---------  -----------  -----------
Income Before Minority
 Interest in Income of
 Consolidated Joint Venture
 and Equity in Earnings of
 Unconsolidated Joint
 Ventures.....................    551,968    583,874    1,724,040    1,578,874
Minority Interest in Income of
 Consolidated Joint Venture...    (15,703)   (15,697)     (46,922)     (26,129)
Equity in Earnings of
 Unconsolidated
 Joint Ventures...............     35,536     26,437      105,321       71,795
                                ---------  ---------  -----------  -----------
Net Income....................  $ 571,801  $ 594,614  $ 1,782,439  $ 1,624,540
                                =========  =========  ===========  ===========
Allocation of Net Income:
  General partners............  $    (282) $     (54) $      (176) $      (630)
  Limited partners............    572,083    594,668    1,782,615    1,625,170
                                ---------  ---------  -----------  -----------
                                $ 571,801  $ 594,614  $ 1,782,439  $ 1,624,540
                                =========  =========  ===========  ===========
Net Income Per Limited Partner
 Unit.........................  $    0.19  $    0.20  $      0.59  $      0.54
                                =========  =========  ===========  ===========
Weighted Average Number of
 Limited
 Partner Units Outstanding....  3,000,000  3,000,000    3,000,000    3,000,000
                                =========  =========  ===========  ===========

                See accompanying notes to financial statements.

                           CNL INCOME FUND XVII, LTD.
                        (A Florida Limited Partnership)

                   CONDENSED STATEMENTS OF PARTNERS' CAPITAL

                                                      Nine Months
                                                         Ended     Year Ended
                                                       September    December
                                                       30, 1998     31, 1997
                                                      -----------  -----------
General partners:
  Beginning balance.................................. $      (551) $       288
  Net income.........................................        (176)        (839)
                                                      -----------  -----------
                                                             (727)        (551)
                                                      -----------  -----------
Limited partners:
  Beginning balance..................................  26,236,754   26,319,858
  Net income.........................................   1,782,615    2,204,396
  Distributions ($0.60 and $0.76 per limited partner
   unit, respectively)...............................  (1,800,000)  (2,287,500)
                                                      -----------  -----------
                                                       26,219,369   26,236,754
                                                      -----------  -----------
Total partners' capital.............................. $26,218,642  $26,236,203
                                                      ===========  ===========



                See accompanying notes to financial statements.

                           CNL INCOME FUND XVII, LTD.
                        (A Florida Limited Partnership)

                       CONDENSED STATEMENTS OF CASH FLOWS


                                                          Nine Months Ended
                                                            September 30,
                                                        ----------------------
                                                           1998        1997
                                                        ----------  ----------
Increase (Decrease) in Cash and Cash Equivalents:
  Net Cash Provided by Operating Activities............ $1,881,998  $1,912,554
                                                        ----------  ----------
  Cash Flows from Investing Activities:
    Additions to land and buildings on operating
     leases............................................    306,100  (1,978,420)
    Investment in direct financing leases..............        --   (1,130,497)
    Investment in joint ventures.......................   (127,807) (1,050,402)
                                                        ----------  ----------
      Net cash provided by (used in) investing
       activities......................................    178,293  (4,159,319)
                                                        ----------  ----------
  Cash Flows from Financing Activities:
    Reimbursement of acquisition costs paid by related
     parties on behalf of the Partnership                      --      (25,434)
    Contributions from minority interest...............        --      278,170
    Distributions to limited partners.................. (1,800,000) (1,577,584)
    Distributions to hold of minority interest.........    (36,663)    (29,184)
                                                        ----------  ----------
      Net cash used in financing activities............ (1,836,663) (1,354,032)
                                                        ----------  ----------
Net Increase (Decrease) in Cash and Cash Equivalents...    223,628  (3,600,797)

Cash and Cash Equivalents at Beginning of Period.......  1,238,799   4,716,719
                                                        ----------  ----------
Cash and Cash Equivalents at End of Period............. $1,462,427  $1,115,922
                                                        ==========  ==========
Supplemental Schedule of Non-Cash Investing and
 Financing Activities:

  Related parties paid certain acquisition costs on
   behalf of the Partnership as follows:............... $      --   $   11,253
                                                        ==========  ==========
  Land and building under operating lease exchanged for
   land and building under operating lease............. $  899,654  $      --
                                                        ==========  ==========
  Distributions declared and unpaid at end of period... $  600,000  $  600,000
                                                        ==========  ==========



                See accompanying notes to financial statements.

                           CNL INCOME FUND XVII, LTD.
                        (A Florida Limited Partnership)

                    NOTES TO CONDENSED FINANCIAL STATEMENTS
           Quarters and Nine Months Ended September 30, 1998 and 1997

1. Basis of Presentation

   The accompanying unaudited condensed financial statements have been prepared in accordance with the instructions to Form 10-Q and do not include all of the information and note disclosures required by generally accepted accounting principles. The financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Operating results for the quarter and nine months ended September 30, 1998, may not be indicative of the results that may be expected for the year ending December 31, 1998. Amounts as of December 31, 1997, included in the financial statements, have been derived from audited financial statements as of that date.

   These unaudited financial statements should be read in conjunction with the financial statements and notes thereto included in Form 10-K of CNL Income Fund XVII, Ltd. (the "Partnership") for the year ended December 31, 1997.

   The Partnership accounts for its 80 percent interest in the accounts of CNL/GC El Cajon Joint Venture using the consolidation method. Minority interest represents the minority joint venture partner's proportionate share of the equity in the Partnership's consolidated joint venture. All significant intercompany accounts and transactions have been eliminated.

   Certain items in the prior year's financial statements have been reclassified to conform to 1998 presentation. These reclassifications had no effect on partners' capital or net income.

   In May 1998, the Financial Accounting Standards Board reached a consensus in EITF 98-9, entitled "Accounting for Contingent Rent in the Interim Financial Periods." Adoption of this consensus did not have a material effect on the Partnership's financial position or results of operations.

2. Land and Buildings on Operating Leases

   In June 1998, the tenant of the property in Troy, Ohio, exercised its option under the terms of its lease agreement to substitute the existing property for a replacement property. In conjunction therewith, the Partnership exchanged the property in Troy, Ohio, with a property in Inglewood, California. The lease for the property in Troy, Ohio, was amended to allow the property in Inglewood, California to continue under the terms of the original lease. All closing costs were paid by the tenant. The Partnership accounted for this as a nonmonetary exchange of similar assets and recorded the acquisition of the property in Inglewood, California, at the net book value of the property in Troy, Ohio. No gain or loss was recognized due to this being accounted for as a nonmonetary exchange of similar assets.

3. Concentration of Credit Risk

   The following schedule presents total rental and earned income from individual lessees, or affiliated groups of lessees, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of total rental and earned income from joint ventures and properties held as tenants-in-common), for at least one of the nine month periods ended September 30:

                                                                1998     1997
                                                              -------- --------
        Golden Corral Corporation............................ $339,073 $349,449
        National Restaurant Enterprises, Inc.................  328,582  208,212
        DenAmerica Corp......................................  323,884  319,740
        Foodmaker, Inc.......................................  262,135  240,487
        San Diego Food Holdings, Inc.........................  237,131  133,858

                           CNL INCOME FUND XVII, LTD.
                        (A Florida Limited Partnership)

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued) Quarters and Nine Months Ended September 30, 1998 and 1997

   Although the Partnership's properties are geographically diverse throughout the United States and the Partnership's lessees operate a variety of restaurant concepts, default by any one of these lessees could significantly impact the results of operations of the Partnership. However, the general partners believe that the risk of such a default is reduced due to the essential or important nature of these properties for the ongoing operations of the lessees.

                       Report of Independent Accountants

To the Partners
CNL Income Fund XVII, Ltd.

   We have audited the accompanying balance sheets of CNL Income Fund XVII, Ltd. (a Florida limited partnership) as of December 31, 1997 and 1996 and the related statements of income, partners' capital and cash flows for each of the years ended December 31, 1997 and 1996 and the period February 10, 1995 (date of inception) through December 31, 1995. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CNL Income Fund XVII, Ltd. as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the years ended December 31, 1997 and 1996 and the period February 10, 1995 (date of inception) through December 31, 1995 in conformity with generally accepted accounting principles.

/s/ Coopers & Lybrand L.L.P.

Orlando, Florida
February 4, 1998

                           CNL INCOME FUND XVII, LTD.
                        (A Florida Limited Partnership)

                            CONDENSED BALANCE SHEETS

                                                            December 31,
                                                       -----------------------
                                                          1997        1996
                                                       ----------- -----------
                        ASSETS
Land and buildings on operating leases, less
 accumulated depreciation............................. $21,328,869 $21,364,032
Net investment in direct financing leases.............   3,056,783   1,982,164
Investment in joint ventures..........................   1,328,067     201,171
Cash and cash equivalents.............................   1,238,799   4,716,719
Receivables, less allowance for
doubtful accounts of $14,333
and $4,469............................................         613      63,253
Organization costs, less accumulated amortization of
 $4,309 and $2,309....................................       5,691       7,691
Accrued rental income.................................     460,915     167,216
Other assets..........................................     104,411     172,761
                                                       ----------- -----------
                                                       $27,524,148 $28,675,007
                                                       =========== ===========
          LIABILITIES AND PARTNERS' CAPITAL
Accounts payable...................................... $     2,922 $     2,985
Accrued construction costs payable....................      38,834   1,560,712
Distributions payable.................................     600,000     490,084
Due to related parties................................       2,875      17,153
Rents paid in advance.................................      55,762      52,769
Deferred rental income................................     168,359      90,482
                                                       ----------- -----------
Total liabilities.....................................     868,752   2,214,185
Minority interest.....................................     419,193     140,676
Partners' capital.....................................  26,236,203  26,320,146
                                                       ----------- -----------
                                                       $27,524,148 $28,675,007
                                                       =========== ===========


                See accompanying notes to financial statements.

                           CNL INCOME FUND XVII, LTD.
                        (A Florida Limited Partnership)

                              STATEMENTS OF INCOME

                                                                    February 10,
                                                                    1995 (Date)
                                                                         of
                                                                     Inception)
                                             Year Ended December    through Year
                                                     31,               Ended
                                            ----------------------  December 31,
                                               1997        1996         1995
                                            ----------  ----------  ------------
Revenues:
  Rental income from operating leases.....  $2,323,256  $1,054,534    $   --
  Earned income from direct financing
   leases.................................     319,487     130,745        --
  Interest................................      69,779     244,406     12,153
  Other income............................       1,128       9,984        --
                                            ----------  ----------    -------
                                             2,713,650   1,439,669     12,153
                                            ----------  ----------    -------
Expenses:
  General operating and administrative....     128,168     144,728      3,360
  Professional services...................      21,877      14,326        133
  Management fee to related party.........      25,377      10,482        --
  State and other taxes...................       6,443         --         --
  Depreciation and amortization...........     387,292     179,208        309
                                            ----------  ----------    -------
                                               569,157     348,744      3,802
                                            ----------  ----------    -------
Income Before Minority Interest in Income
 of Consolidated Joint Venture and Equity
 in Earnings of Unconsolidated Joint
 Ventures.................................   2,144,493   1,090,925      8,351
Minority Interest in Income of
 Consolidated Joint Venture...............     (41,854)        --         --
Equity in Earnings of Unconsolidated Joint
 Ventures.................................     100,918       4,834        --
                                            ----------  ----------    -------
Net Income................................  $2,203,557  $1,095,759    $ 8,351
                                            ==========  ==========    =======
Allocation of Net Income:
  General partners........................  $     (839) $     (709)   $    (3)
  Limited partners........................   2,204,396   1,096,468      8,354
                                            ----------  ----------    -------
                                            $2,203,557  $1,095,759    $ 8,351
                                            ==========  ==========    =======
Net Income per Limited Partner Unit.......  $     0.73  $     0.52    $  0.02
                                            ==========  ==========    =======
Weighted Average Number of Limited Partner
 Units Outstanding........................   3,000,000   2,121,253    340,780
                                            ==========  ==========    =======

                See accompanying notes to financial statements.

                          CNL INCOME FUND XVII, LTD.
                        (A Florida Limited Partnership)

                        STATEMENTS OF PARTNERS' CAPITAL

 Years Ended December 31, 1997 and 1996 and the Period February 10, 1995 (Date
                                 of Inception)
                           through December 31, 1995

                             General Partners                     Limited Partners
                          -----------------------  -----------------------------------------------
                                        Accumu-                              Accumu-
                            Contri-      lated       Contri-     Distri-      lated    Syndication
                            butions    Earnings      butions     butions     Earnings     Costs        Total
                          ----------- -----------  ----------- -----------  ---------- -----------  -----------
Balance at Inception,
 (February 10, 1995)....  $        -- $        --  $        -- $        --  $       -- $        --  $        --
Contributions from
 general partners.......        1,000          --           --          --          --          --        1,000
Contributions from
 limited partners.......           --          --    5,696,921          --          --          --    5,696,921
Distributions to limited
 partners
 ($0.08 per limited
 partner unit)..........           --          --           --     (28,275)         --          --      (28,275)
Syndication costs.......           --          --           --          --          --  (1,035,764)  (1,035,764)
Net income..............           --          (3)          --          --       8,354          --        8,351
                          ----------- -----------  ----------- -----------  ---------- -----------  -----------
Balance, December 31,
 1995...................        1,000          (3)   5,696,921     (28,275)      8,354  (1,035,764)   4,642,233
Contributions from
 limited partners.......           --          --   24,303,079          --          --          --   24,303,079
Distributions to limited
 partners
 ($0.55 per limited
 partner unit)..........           --          --           --  (1,166,689)         --          --   (1,166,689)
Syndication costs.......           --          --           --          --          --  (2,554,236)  (2,554,236)
Net income..............           --        (709)          --          --   1,096,468          --    1,095,759
                          ----------- -----------  ----------- -----------  ---------- -----------  -----------
Balance, December 31,
 1996...................        1,000        (712)  30,000,000  (1,194,964)  1,104,822  (3,590,000)  26,320,146
Distributions to limited
 partners
 ($0.76 per limited
 partner unit)..........           --          --           --  (2,287,500          --          --   (2,287,500)
Net income..............           --        (839)          --          --   2,204,396          --    2,203,557
                          ----------- -----------  ----------- -----------  ---------- -----------  -----------
Balance, December 31,
 1997...................  $     1,000 $    (1,551) $30,000,000 $(3,482,464) $3,309,218 $(3,590,000) $26,236,203
                          =========== ===========  =========== ===========  ========== ===========  ===========

                See accompanying notes to financial statements.

                           CNL INCOME FUND XVII, LTD.
                        (A Florida Limited Partnership)

                            STATEMENTS OF CASH FLOW
                            -----------------------

                                                                   February 10,
                                                                   1995 (Date)
                                        Year Ended                 of Inception
                                         December     Year Ended     through
                                            31,      December 31,  December 31,
                                           1997          1996          1995
                                        -----------  ------------  ------------
Increase (Decrease) in Cash and
 Cash Equivalents:
  Cash Flows from Operating Activities:
   Cash received from tenants.......... $ 2,502,057  $  1,149,196           --
   Distributions from unconsolidated
    joint ventures.....................     106,346         4,985           --
   Cash paid for expenses..............    (183,068)     (165,639)      (3,141)
   Interest received...................      69,779       244,406       12,153
                                        -----------  ------------   ----------
    Net cash provided by operating
     activities........................   2,495,114     1,232,948        9,012
                                        -----------  ------------   ----------
  Cash Flows From Investing Activities:
   Additions to land and buildings on
    operating leases...................  (1,740,491)  (19,735,346)    (332,928)
   Investment in direct financing
    leases.............................  (1,130,497)   (1,784,925)          --
   Investment in joint ventures........  (1,135,681)     (201,501)          --
   Increase in other assets............          --            --     (221,282)
   Other...............................          --           410         (410)
                                        -----------  ------------   ----------
    Net cash used in investing
     activities........................  (4,006,669)  (21,721,362)    (554,620)
                                        -----------  ------------   ----------
  Cash Flows From Financing Activities:
   Reimbursement of acquisition,
    organization and syndication costs
    paid by related parties on behalf
    of the Partnership.................     (25,444)     (326,483)    (347,907)
   Contributions from general
    partners...........................          --            --        1,000
   Contributions from limited
    partners...........................          --    24,303,079    5,696,921
   Contributions from holder of
    minority interest..................     278,170       140,676           --
   Distributions to limited partners...  (2,177,584)     (703,681)      (1,199)
   Distributions to holder of minority
    interest...........................     (41,507)           --           --
   Payment of syndication costs........          --    (2,407,317)    (604,348)
                                        -----------  ------------   ----------
    Net cash provided by (used
     in)financing activities...........  (1,966,365)   21,006,274    4,744,467
                                        -----------  ------------   ----------
 Net Increase (Decrease) in Cash and
  Cash Equivalents.....................  (3,477,920)      517,860    4,198,859
 Cash and Cash Equivalents at Beginning
  of Period............................   4,716,719     4,198,859           --
                                        -----------  ------------   ----------
 Cash and Cash Equivalents at End of
  Period............................... $ 1,238,799  $  4,716,719   $4,198,859
                                        ===========  ============   ==========

                See accompanying notes to financial statements.

                           CNL INCOME FUND XVII, LTD.
                        (A Florida Limited Partnership)

                      STATEMENTS OF CASH FLOWS--CONTINUED

                                                                    February 10,
                                                                     1995 (Date
                                                                         of
                                                                     Inception)
                                           Year Ended   Year Ended    through
                                          December 31, December 31, December 31,
                                              1997         1996         1995
                                          ------------ ------------ ------------
Reconciliation of Net Income to Net Cash
 Provided by Operating Activities:
  Net income............................   $2,203,557   $1,095,759    $  8,351
                                           ----------   ----------    --------
  Adjustments to reconcile net income to
   net cash
   provided by operating activities:
    Depreciation........................      376,973      176,995          --
    Amortization........................       10,319        2,213         309
    Minority interest in income
     consolidated
     joint venture......................       41,854           --          --
    Equity in earnings of unconsolidated
     joint
     ventures, net of distributions.....        5,428          151          --
    Decrease (increase) in receivables..       39,518      (40,131)         --
    Decrease in net investment in direct
     financing leases...................       30,454       16,345          --
    Increase in accrued rental income...     (293,699)    (167,216)         --
    Increase (decrease) in accounts
     payable and
     accrued expenses...................          (63)       2,985          --
    Increase (decrease) in due to
     related parties,
     excluding acquisition, organization
     and
     syndication costs paid on behalf of
     the
     Partnership........................          (97)       2,596         352
    Increase in rents paid in advance...        2,993       52,769          --
    Increase in deferred rental income..       77,877       90,482          --
                                           ----------   ----------    --------
      Total adjustments.................      291,557      137,189         661
                                           ----------   ----------    --------
Net Cash Provided by Operating
 Activities.............................   $2,495,114   $1,232,948    $  9,012
                                           ==========   ==========    ========
Supplemental Schedule of Non-Cash
 Investing and Financing Activities:

  Related parties paid certain
   acquisition, organization
   and syndication costs on behalf of
   the Partnership
   as follows:
    Acquisition costs...................   $   11,262   $   69,836    $ 30,424
    Organization costs..................           --           --      10,000
    Syndication costs...................           --      231,885     346,450
                                           ----------   ----------    --------
                                           $   11,262   $  301,721    $386,874
                                           ==========   ==========    ========
  Distributions declared and unpaid at
   December 31..........................   $  600,000   $  490,084    $ 27,076
                                           ==========   ==========    ========

                See accompanying notes to financial statements.

                           CNL INCOME FUND XVII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
    Years Ended December 31, 1997 and 1996 and the Period February 10, 1995
                 (Date of Inception) through December 31, 1995

1. Significant Accounting Policies

  Organization and Nature of Business--CNL Income Fund XVII, Ltd. (the "Partnership") is a Florida limited partnership that was organized for the purpose of acquiring both newly constructed and existing restaurant properties, as well as properties upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food, family-style and casual dining restaurant chains. Under the terms of a registration statement filed with the Securities and Exchange Commission, the Partnership was authorized to sell a maximum of 3,000,000 units ($30,000,000) of limited partnership interest. A total of 3,000,000 units ($30,000,000) of limited partnership interest were sold.

  The Partnership was a development stage enterprise from February 10, 1995 through November 3, 1995. Since operations had not begun, activities through November 3, 1995, were devoted to organization of the Partnership.

  The general partners of the Partnership are CNL Realty Corporation (the "Corporate General Partner"), James M. Seneff, Jr. and Robert A. Bourne. Mr. Seneff and Mr. Bourne are also 50 percent shareholders of the Corporate General Partner. The general partners have responsibility for managing the day-to-day operations of the Partnership.

  Real Estate and Lease Accounting--The Partnership records the acquisition of land and buildings at cost, including acquisition and closing costs. Land and buildings are leased to unrelated third parties on a triple-net basis, whereby the tenant is generally responsible for all operating expenses relating to the property, including property taxes, insurance, maintenance and repairs. The leases are accounted for using either the direct financing or the operating methods. Such methods are described below:

    Direct financing method--The leases accounted for using the direct financing method are recorded at their net investment (which at the inception of the lease generally represents the cost of the asset) (see
    Note 4). Unearned income is deferred and amortized to income over the lease terms so as to produce a constant periodic rate of return on the Partnership's net investment in the leases.

    Operating method--Land and building leases accounted for using the operating method are recorded at cost, revenue is recognized as rentals are earned and depreciation is charged to operations as incurred. Buildings are depreciated on the straight-line method over their estimated useful lives of 30 years. When scheduled rentals (including rental payments, if any, required during the construction of a property) vary during the lease term, income is recognized on a straight-line basis so as to produce a constant periodic rent over the lease term commencing on the date the property is placed in service.

    Accrued rental income represents the aggregate amount of income recognized on a straight-line basis in excess of scheduled rental payments to date. In contrast, deferred rental income represents the aggregate amount of scheduled rental payments to date (including rental payments due during construction and prior to the property being placed in service) in excess of income recognized on a straight-line basis over the lease term commencing on the date the property is placed in service.

  When the properties are sold, the related cost and accumulated depreciation for operating leases and the net investment for direct financing leases, plus any accrued rental income, or deferred rental income, will be removed from the accounts and gains or losses from sales will be reflected in income. The general partners of the Partnership review properties for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through operations. The general

                           CNL INCOME FUND XVII, LTD.
                        (A Florida Limited Partnership)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)
    Years Ended December 31, 1997 and 1996 and the Period February 10, 1995
                 (Date of Inception) through December 31, 1995

1. Significant Accounting Policies--Continued

  partners determine whether an impairment in value has occurred by comparing the estimated future undiscounted cash flows, including the residual value of the property, with the carrying cost of the individual property. If an impairment is indicated, the assets are adjusted to their fair value.

  Investment in Joint Ventures--The Partnership accounts for its 80 percent interest in CNL/GC El Cajon Joint Venture using the consolidation method. Minority interest represents the minority joint venture partner's proportionate share of the equity in the Partnership's consolidated joint venture. All significant intercompany accounts and transactions have been eliminated.

  The Partnership's investments in CNL Kingston Joint Venture and CNL Mansfield Joint Venture, and a property in Corpus Christi, Texas, a property in Akron, Ohio, and a property in Fayetteville, North Carolina, for which each property is held as tenants-in-common, are accounted for using the equity method since the Partnership shares control with affiliates which have the same general partners.

  Cash and Cash Equivalents--The Partnership considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents consist of demand deposits at commercial banks, certificates of deposit and money market funds (some of which are backed by government securities). Cash equivalents are stated at cost plus accrued interest, which approximates market value.

  Cash accounts maintained on behalf of the Partnership in demand deposits at commercial banks, certificates of deposit and money market funds may exceed federally insured levels; however, the Partnership has not experienced any losses in such accounts. The Partnership limits investment of temporary cash investments to financial institutions with high credit standing; therefore, the Partnership believes it is not exposed to any significant credit risk on cash and cash equivalents.

  Organization Costs--Organization costs are amortized over five years using the straight-line method upon commencement of operations.

  Income Taxes--Under Section 701 of the Internal Revenue Code, all income, expenses and tax credit items flow through to the partners for tax purposes. Therefore, no provision for federal income taxes is provided in the accompanying financial statements. The Partnership is subject to certain state taxes on its income and property.

  Additionally, for tax purposes, syndication costs are included in Partnership equity and in the basis of each partner's investment. For financial reporting purposes, syndication costs are netted against partners' capital and represent a reduction of Partnership equity and a reduction in the basis of each partner's investment (Note 6).

  Weighted Average Number of Limited Partner Units Outstanding--Net income and distributions per limited partner unit are calculated based upon the weighted average number of units of limited partnership interest outstanding during the period the Partnership was operational.

  Use of Estimates--The general partners of the Partnership have made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and

                           CNL INCOME FUND XVII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
    Years Ended December 31, 1997 and 1996 and the Period February 10, 1995
                 (Date of Inception) through December 31, 1995

1. Significant Accounting Policies--Continued

  liabilities to prepare these financial statements in conformity with generally accepted accounted principles. The more significant areas requiring the use of management estimates relate to the allowance for doubtful accounts and future cash flows associated with long-lived assets. Actual results could differ from those estimates.

  Reclassification--Certain items in the prior years' financial statements have been reclassified to conform to 1997 presentation. These reclassifications had no effect on partners' capital or net income.

2. Leases

  The Partnership leases its land and buildings to operators of national and regional fast-food and family-style restaurants. The leases are accounted for under the provisions of Statement of Financial Accounting Standards No. 13, "Accounting for Leases." Some of the leases are classified as operating leases and some of the leases have been classified as direct financing leases. For the leases classified as direct financing leases, the building portions of the property leases are accounted for as direct financing leases while the land portion of the leases are operating leases. All leases are for 15 to 20 years and provide for minimum and contingent rentals. In addition, the tenant pays all property taxes and assessments, fully maintains the interior and exterior of the building and carries insurance coverage for public liability, property damage, fire and extended coverage. The lease options generally allow tenants to renew the leases for two to four successive five-year periods subject to the same terms and conditions as the initial lease. Most leases also allow the tenant to purchase the property at fair market value after a specified portion of the lease has elapsed.

3. Land and Buildings on Operating Leases

  Land and buildings on operating leases consisted of the following at December 31:

                                                          1997         1996
                                                       -----------  -----------
      Land...........................................  $10,357,191  $10,148,827
      Buildings......................................   11,525,646   11,168,540
                                                       -----------  -----------
                                                        21,882,837   21,317,367
      Less accumulated depreciation..................     (553,968)    (176,995)
                                                       -----------  -----------
                                                        21,328,869   21,140,372
      Construction in progress.......................          --       223,660
                                                       -----------  -----------
                                                       $21,328,869  $21,364,032
                                                       ===========  ===========

  Some leases provide for escalating guaranteed minimum rents throughout the lease term. Income from these scheduled rent increases is recognized on a straight-line basis over the terms of the leases. For the years ended December 31, 1997 and 1996, the Partnership recognized $293,699 and $167,216, respectively, of such rental income.

                           CNL INCOME FUND XVII, LTD.
                        (A Florida Limited Partnership)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)
    Years Ended December 31, 1997 and 1996 and the Period February 10, 1995
                 (Date of Inception) through December 31, 1995

3. Land and Buildings on Operating Leases--Continued

  The following is a schedule of the future minimum lease payments to be received on noncancellable operating leases at December 31, 1997:

      1998.......................................................... $ 2,160,765
      1999..........................................................   2,173,058
      2000..........................................................   2,185,696
      2001..........................................................   2,279,375
      2002..........................................................   2,336,127
      Thereafter....................................................  30,028,040
                                                                     -----------
                                                                     $41,163,061
                                                                     ===========

  Since lease renewal periods are exercisable at the option of the tenant, the above table only presents future minimum lease payments due during the initial lease terms. In addition, this table does not include any amounts for future contingent rentals which may be received on the leases based on a percentage of the tenant's gross sales.

4. Net Investment in Direct Financing Leases:

  The following lists the components of the net investment in direct financing leases at December 31:

                                                            1997        1996
                                                         ----------  ----------
      Minimum lease payments receivable................  $7,636,851  $4,301,029
      Estimated residual values........................     775,896     499,627
      Less unearned income.............................  (5,355,964) (2,818,492)
                                                         ----------  ----------
      Net investment in direct financing leases........  $3,056,783  $1,982,164
                                                         ==========  ==========

  The following is a schedule of future minimum lease payments to be received on direct financing leases at December 31, 1997:

      1998........................................................... $  411,927
      1999...........................................................    411,927
      2000...........................................................    411,927
      2001...........................................................    411,927
      2002...........................................................    411,927
      Thereafter.....................................................  5,577,216
                                                                      ----------
                                                                      $7,636,851
                                                                      ==========

  The above table does not include future minimum lease payments for renewal periods or for contingent rental payments that may become due in future periods (see Note 3).

5. Investment in Joint Ventures:

  In October 1996, the Partnership acquired an approximate 20 percent interest in a property in Fayetteville, North Carolina, as tenants-in-common, with an affiliate of the general partners. The Partnership accounts

                           CNL INCOME FUND XVII, LTD.
                        (A Florida Limited Partnership)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)
    Years Ended December 31, 1997 and 1996 and the Period February 10, 1995
                 (Date of Inception) through December 31, 1995

5. Investment in Joint Ventures--Continued

  for its investment in this property using the equity method since the Partnership shares control with an affiliate, and amounts relating to its investment are included in investment in joint ventures.

  In January 1997, the Partnership acquired an approximate 27 percent interest in a property in Corpus Christi, Texas, and an approximate 37 percent interest in a property in Akron, Ohio, each as tenants-in-common, with affiliates of the general partners. The Partnership accounts for its investment in these properties using the equity method since the Partnership shares control with affiliates, and amounts relating to these investments are included in investment in joint ventures.

  In February 1997, the Partnership entered into a joint venture arrangement, CNL Mansfield Joint Venture, with an affiliate of the Partnership which has the same general partners, to hold one restaurant property in Mansfield, Texas. As of December 31, 1997, the Partnership and its co-venture partner had contributed $163,964 and $616,245, respectively, to the joint venture to acquire the restaurant property. As of December 31, 1997, the Partnership and its co-venture partner owned a 21 percent and 79 percent interest, respectively, in the profits and losses of the joint venture. The Partnership accounts for its investment in this joint venture under the equity method since the Partnership shares control with the affiliate.

  In September 1997, the Partnership entered into a joint venture arrangement, CNL Kingston Joint Venture, with an affiliate of the Partnership which has the same general partners, to construct and hold one restaurant property. As of December 31, 1997, the Partnership and its co-venture partner had contributed $183,241 and $121,855, respectively, to CNL Kingston Joint Venture to fund construction costs relating to the property owned by the joint venture. The partnership and its co-venture partner have agreed to contribute approximately $128,700 and $85,600, respectively, in additional construction costs to the joint venture. When construction is completed, the Partnership and its co-venture partner expect to have a
  60.06 and 39.94 percent interest, respectively, in the profits and losses of the joint venture. As of December 31, 1997, the Partnership owned a 60.06% interest in the profits and losses of the joint venture. The Partnership accounts for its investment in this joint venture under the equity method since the Partnership shares control with an affiliate.

  CNL Mansfield Joint Venture and CNL Kingston Joint Venture, and the Partnership and affiliates, as tenants-in-common in three separate tenancy-in-common arrangements, each own and lease one property to an operator of national fast-food or family-style restaurants. The following presents the combined, condensed financial information for the joint ventures and the properties held as tenants-in-common with affiliates at December 31:

                                                             1997      1996
                                                          ---------- --------
      Land and buildings on operating leases, less
       accumulated depreciation.......................... $4,495,671 $960,732
      Cash...............................................      8,936      100
      Accrued rental income..............................     65,395    3,929
      Other assets.......................................      1,931       --
      Liabilities........................................    228,896       23
      Partners' capital..................................  4,343,037  964,738
      Revenues...........................................    453,481   29,293
      Net income.........................................    375,257   24,502

                           CNL INCOME FUND XVII, LTD.
                        (A Florida Limited Partnership)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)
    Years Ended December 31, 1997 and 1996 and the Period February 10, 1995
                 (Date of Inception) through December 31, 1995

5. Investment in Joint Ventures--Continued

  The Partnership recognized income totaling $100,918 and $4,834 for the years ended December 31, 1997 and 1996 from these joint ventures and the properties held as tenants-in-common with affiliates.

6.  Syndication Costs

  Syndication costs consisting of legal fees, commissions, a due diligence expense reimbursement fee, printing and other expenses incurred in connection with the offering totaled $3,590,000. These offering expenses were charged to the limited partners' capital accounts to reflect the net capital proceeds of the offering.

7. Allocations and Distributions

  Generally, distributions of net cash flow, as defined in the limited partnership agreement of the Partnership, are made 95 percent to the limited partners and five percent to the general partners; provided, however, that for any particular year, the five percent of net cash flow to be distributed to the general partners will be subordinated to receipt by the limited partners in that year of an eight percent noncumulative, noncompounded return on their aggregate invested capital contributions (the "Limited Partners' 8% Return").

  Generally, net income (determined without regard to any depreciation and amortization deductions and gains and losses from the sale of properties) is allocated between the limited partners and the general partners first, in an amount not to exceed the net cash flow distributed to the partners attributable to such year in the same proportions as such net cash flow is distributed; and thereafter, 99 percent to the limited partners and one percent to the general partners. All deductions for depreciation and amortization are allocated 99 percent to the limited partners and one percent to the general partners.

  Net sales proceeds from the sale of a property generally will be distributed first to the limited partners in an amount sufficient to provide them with the return of their invested capital contributions, plus their cumulative Limited Partners' 8% Return. The general partners will then receive a return of their capital contributions and, to the extent previously subordinated and unpaid, a five percent interest in all net cash flow distributions. Any remaining net sales proceeds will be distributed 95 percent to the limited partners and five percent to the general partners.

  Any gain from the sale of a property will be, in general, allocated in the same manner as net sales proceeds are distributable. Any loss will be allocated first, on a pro rata basis to the partners with positive balances in their capital accounts; and thereafter, 95 percent to the limited partners and five percent to the general partners.

  During the years ended December 31, 1997 and 1996 and during the period February 10, 1995 (date of inception) through December 31, 1995, the Partnership declared distributions to the limited partners of $2,287,500, $1,166,689 and $28,275, respectively. No distributions have been made to the general partners to date.

                           CNL INCOME FUND XVII, LTD.
                        (A Florida Limited Partnership)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)
    Years Ended December 31, 1997 and 1996 and the Period February 10, 1995
                 (Date of Inception) through December 31, 1995

8. Income Taxes

  The following is a reconciliation of net income for financial reporting purposes to net income for federal income tax purposes for the years ended December 31, 1997 and 1996 and the period February 10, 1995 (date of inception) through December 31, 1995:

                                                   1997        1996      1995
                                                ----------  ----------  -------
    Net income for financial reporting
     purposes.................................. $2,203,557  $1,095,759  $ 8,351
    Depreciation for financial reporting
     purposes in excess of depreciation for tax
     reporting purposes........................     25,005      13,226      --
    Direct financing leases recorded as
     operating leases for tax reporting
     purposes..................................     30,454      16,345      --
    Equity in earnings of unconsolidated joint
     venture for financial reporting purposes
     in excess of equity in earnings of
     unconsolidated joint ventures for tax
     reporting purposes........................     (3,650)       (479)     --
    Minority interest in timing differences of
     consolidated joint venture................        217                  --
    Capitalization of administrative expenses
     for tax reporting purposes................      1,557      11,940    3,493
    Amortization for tax reporting purposes (in
     excess of) less than amortization for
     financial reporting purposes..............      1,667      (2,025)     309
    Accrued rental income......................   (293,699)   (167,216)     --
    Deferred rental income.....................     80,635      90,482      --
    Rents paid in advance......................      2,993      52,769      --
    Other......................................      9,865       4,163      --
                                                ----------  ----------  -------
      Net income for federal income tax
     purposes.................................. $2,058,601  $1,114,964  $12,153
                                                ==========  ==========  =======

9. Related Party Transactions

  One of the individual general partners, James M. Seneff, Jr., is one of the principal shareholders of CNL Group, Inc., the parent company of CNL Securities Corp. and CNL Fund Advisors, Inc. James M. Seneff, Jr. is director and chief executive officer of CNL Securities Corp. and is director, chairman of the board of directors and chief executive officer of CNL Fund Advisors, Inc. The other individual general partner, Robert A. Bourne, is director and president of CNL Securities Corp., is director, vice chairman of the board of directors and treasurer of CNL Fund Advisors, Inc. and served as president of CNL Fund Advisors, Inc. through October 31, 1997.

  For the year ended December 31, 1996 and the period February 10, 1995 (Date of Inception) through December 31, 1995, the Partnership incurred $2,065,762 and $484,238, respectively, in syndication costs due to CNL Securities Corp. for services in connection with selling limited partnership interests. A substantial portion of these amounts ($2,359,831) was paid as commissions to other broker-dealers.

  In addition, for the year ended December 31, 1996 and the period February 10, 1995 (Date of Inception) through December 31, 1995, the Partnership incurred $121,515 and $28,485, respectively, as a due diligence expense reimbursement fee due to CNL Securities Corp. This fee equals 0.5% of the limited

                           CNL INCOME FUND XVII, LTD.
                        (A Florida Limited Partnership)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)
    Years Ended December 31, 1997 and 1996 and the Period February 10, 1995
                 (Date of Inception) through December 31, 1995

9. Related Party Transactions--Continued partner contributions of $30,000,000. The majority of this fee was reallowed to other broker-dealers for payment of bona fide due diligence expenses.

  Additionally, the Partnership incurred $1,093,639 and $256,361 for the year ended December 31, 1996 and the period February 10, 1995 (Date of Inception) through December 31, 1995, respectively, in acquisition fees due to CNL Fund Advisors, Inc. for services in finding, negotiating and acquiring properties on behalf of the Partnership. These fees represent 4.5% of the limited partner capital contributions of $30,000,000.

  During the years ended December 31, 1997 and 1996, and the period February 10, 1995 (Date of Inception) through December 31, 1995, CNL Fund Advisors, Inc. acted as manager of the Partnership's properties pursuant to a management agreement with the Partnership. In connection therewith, the Partnership agreed to pay CNL Fund Advisors, Inc. an annual, management fee of one percent of the sum of gross revenues from properties wholly owned by the Partnership and the Partnership's allocable share of gross revenues from joint ventures. The management fee, which will not exceed fees which are competitive for similar services in the same geographic area, may or may not be taken, in whole or in part as to any year, in the sole discretion of CNL Fund Advisors, Inc. All or any portion of the management fee not taken as to any fiscal year shall be deferred without interest and may be taken in such other fiscal year as CNL Fund Advisors, Inc. shall determine. The Partnership incurred management fees of $25,377 and $10,482 for the years ended December 31, 1997 and 1996. No such fees were incurred for the period February 10, 1995 (date of inception) through December 31, 1995.

  During the years ended December 31, 1997 and 1996 and for the period February 10, 1995 (date of inception) through December 31, 1995, Affiliates provided accounting and administrative services to the Partnership (including accounting and administrative services in connection with the offering of units) on a day-to-day basis. The expenses incurred for these services were classified as follows:

                                                        1997     1996     1995
                                                       ------- -------- --------
    Syndication costs................................. $   --  $177,683 $133,982
    General operating and administrative expenses.....  90,700   96,729    2,659
                                                       ------- -------- --------
                                                       $90,700 $274,412 $136,641
                                                       ======= ======== ========

  The due to related parties at December 31, 1997 and 1996 totaled $2,875 and $17,153, respectively.

  During 1996, the Partnership acquired from affiliates of the general partners three properties, one of which was held with another affiliate as tenants-in-common, for an aggregate purchase price of $1,667,140. The affiliates of the general partners had purchased and temporarily held title to these properties in order to facilitate the acquisition of these properties by the Partnership. The purchase prices paid by the Partnership represented the costs incurred by the affiliates of the general partners to acquire the properties, including closing costs.

  During 1997, the Partnership and affiliates of the general partners acquired two properties as tenants-in- common for an aggregate purchase price of $718,932 from CNL BB Corp., an affiliate of the general partners. CNL BB Corp. had purchased and temporarily held title to these properties in order to facilitate

                           CNL INCOME FUND XVII, LTD.
                        (A Florida Limited Partnership)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)
    Years Ended December 31, 1997 and 1996 and the Period February 10, 1995
                 (Date of Inception) through December 31, 1995

9. Related Party Transactions--Continued

  the acquisition of the properties by the Partnership and the affiliates. The purchase price paid by the Partnership and the affiliates represented the costs incurred by CNL BB Corp. to acquire and carry the property, including closing costs.

10. Concentration of Credit Risk

  The following schedule presents total rental and earned income from individual lessees, or affiliated groups of lessees, each representing more than ten percent of the Partnership's total rental and earned income (including rental and earned income from the Partnership's consolidated joint venture, the Partnership's share of rental income from the unconsolidated joint ventures and the three properties held as tenants-in-common with affiliates of the general partners) for at least one of the years ended December 31, 1997 and 1996 and the period February 10, 1995 (date of inception) through December 31, 1995:

                                                           1997     1996   1995
                                                         -------- -------- ----
    Golden Corral Corporation........................... $467,275 $286,307 $--
    DenAmerica Corp.....................................  427,800  250,535  --
    National Restaurant Enterprises, Inc................  376,461  197,882  --
    Foodmaker, Inc......................................  326,007  116,658  --
    RTM Indianapolis, Inc. and RTM Southwest, Texas,
     Inc................................................  269,010  133,200  --

  In addition, the following schedule presents total rental and earned income from individual restaurant chains, each representing more than ten percent of the Partnership's total rental and earned income (including rental and earned income from the Partnership's consolidated joint venture, the Partnership's share of total rental income from the unconsolidated joint ventures and the three properties held as tenants-in-common with affiliates of the general partners) for at least one of the years ended December 31, 1997 and 1996 and the period February 10, 1995 (date of inception through December 31, 1995):

                                                           1997     1996   1995
                                                         -------- -------- ----
    Golden Corral Family Steakhouse Restaurants......... $680,316 $286,307 $--
    Burger King.........................................  410,876  197,882  --
    Jack in the Box.....................................  326,007  116,659  --
    Boston Market.......................................  299,744  105,682  --
    Arby's..............................................  269,010  133,200  --
    Denny's.............................................  252,968  250,535  --

  Although the Partnership's properties are geographically diverse throughout the United States and the Partnership's lessees operate a variety of restaurant concepts, default by any of these lessees or restaurant chains could significantly impact the results of operations of the Partnership. However, the general partners believe that the risk of such a default is reduced due to the essential or important nature of these properties for the on-going operations of the lessees.

                          CNL INCOME FUND XVIII, LTD.

                              FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

Condensed Balance Sheets as of September 30, 1998 and December 31, 1997..  F-421

Condensed Statements of Income for the Quarters and Nine Months Ended
 September 30, 1998 and 1997.............................................  F-422

Condensed Statements of Partner's Capital for the Nine Months Ended
 September 30, 1998 and for the Year Ended December 31, 1997.............  F-423

Condensed Statements of Cash Flows for the Nine Months Ended September
 30, 1998 and 1997.......................................................  F-424

Notes to Condensed Financial Statements for the Quarters and Nine Months
 Ended September 30, 1998 and 1997.......................................  F-426

Report of Independent Accountants........................................  F-429

Balance Sheets as of December 31, 1997 and 1996..........................  F-430

Statements of Income for the Years Ended December 31, 1997, 1996 and the
 Period February 10, 1995 (date of inception) through Year Ended December
 31, 1995................................................................  F-431

Statements of Partner's Capital for the Years Ended December 31, 1997,
 1996 and the Period February 10, 1995 (date of inception) through Year
 Ended December 31, 1995.................................................  F-432

Statements of Cash Flows for the Years Ended December 31, 1997, 1996 and
 the Period February 10, 1995 (date of inception) through Year Ended
 December 31, 1995.......................................................  F-433

Notes to Financial Statements for the Years Ended December 31, 1997, 1996
 and the Period February 10, 1995 (date of inception) through Year Ended
 December 31, 1995.......................................................  F-434

                          CNL INCOME FUND XVIII, LTD.
                        (A Florida Limited Partnership)

                            CONDENSED BALANCE SHEETS

                                                    September 30, December 31,
                                                        1998          1997
                                                    ------------- ------------
                      ASSETS
Land and buildings on operating leases, less
 accumulated depreciation of $407,185 and
 $140,380..........................................  $22,157,631  $21,311,062
Net investment in direct financing leases..........    6,817,422    6,004,878
Investment in joint venture........................      166,224           --
Cash and cash equivalents..........................    1,866,555    4,143,327
Receivables, less allowance for doubtful accounts
 of $790 in 1998...................................           --       68,000
Prepaid expenses...................................       11,203           --
Organization costs, less accumulated amortization
 of $3,911 and $2,411..............................        6,089        7,589
Accrued rental income..............................      189,143      111,867
Other assets.......................................      212,132      160,532
                                                     -----------  -----------
                                                     $31,426,399  $31,807,255
                                                     ===========  ===========
         LIABILITIES AND PARTNERS' CAPITAL
Accounts payable...................................  $     2,365  $    10,456
Accrued construction costs payable.................           --    1,108,627
Accrued real estate taxes payable..................       23,500           --
Distributions payable..............................      700,000      510,636
Due to related parties.............................       14,652      118,231
Rents paid in advance..............................       13,008       28,277
Deferred rental income.............................      116,769      184,448
                                                     -----------  -----------
  Total liabilities................................      870,294    1,960,675
                                                     ===========  ===========
Partners' capital..................................   30,556,105   29,846,580
                                                     -----------  -----------
                                                     $31,426,399  $31,807,255
                                                     ===========  ===========


                  See accompanying notes to financial statements.

                          CNL INCOME FUND XVIII, LTD.
                        (A Florida Limited Partnership)

                         CONDENSED STATEMENTS OF INCOME

                                     Quarter Ended       Nine Months Ended
                                     September 30,         September 30,
                                  --------------------  ---------------------
                                    1998       1997        1998       1997
                                  ---------  ---------  ----------  ---------
Revenues:
  Rental income from operating
   leases........................ $ 611,530  $ 314,510  $1,758,037  $ 525,308
  Earned income from direct
   financing leases..............   170,108    123,417     470,287    186,153
  Interest and other income......    14,189     32,728     114,967    102,034
                                  ---------  ---------  ----------  ---------
                                    795,827    470,655   2,343,291    813,495
                                  ---------  ---------  ----------  ---------
Expenses:
  General operating and
   administrative................    46,347     32,870     117,608     87,976
  Professional services..........     4,184      5,863      14,164     18,267
  Management fees to related
   parties.......................     7,651      4,707      21,180      9,232
  Real estate taxes..............    23,500         --      23,500         --
  State and other taxes..........        --         --       8,605        424
  Depreciation and amortization..    89,370     44,405     268,305     78,584
                                  ---------  ---------  ----------  ---------
                                    171,052     87,845     453,362    194,483
                                  ---------  ---------  ----------  ---------
Net Income....................... $ 624,775  $ 382,810  $1,889,929  $ 619,012
                                  =========  =========  ==========  =========
Allocation of Net Income:
  General partners............... $    (752) $    (444) $     (678) $    (786)
  Limited partners...............   625,527    383,254   1,890,607    619,798
                                  ---------  ---------  ----------  ---------
                                  $ 624,775  $ 382,810  $1,889,929  $ 619,012
                                  =========  =========  ==========  =========
Net Income Per Limited Partner
 Unit............................ $    0.18  $    0.15  $     0.54  $    0.32
                                  =========  =========  ==========  =========
Weighted Average Number of
 Limited Partner Units
 Outstanding..................... 3,500,000  2,507,828   3,496,435  1,945,482
                                  =========  =========  ==========  =========


                  See accompanying notes to financial statements.

                          CNL INCOME FUND XVIII, LTD.
                        (A Florida Limited Partnership)

                   CONDENSED STATEMENTS OF PARTNERS' CAPITAL

                                                 Nine Months Ended  Year Ended
                                                   September 30,   December 31,
                                                       1998            1997
                                                 ----------------- ------------
General partners:
  Beginning balance.............................    $      (428)   $       993
  Net income....................................           (678)        (1,421)
                                                    -----------    -----------
                                                         (1,106)          (428)
                                                    -----------    -----------
Limited partners:
  Beginning balance.............................     29,847,008      6,995,220
  Contributions.................................        854,241     25,723,944
  Syndication costs.............................        (76,881)    (2,717,452)
  Net income....................................      1,890,607      1,156,181
  Distributions ($0.56 and $0.57 per weighted
   average limited partner unit, respectively)..     (1,957,764)    (1,310,885)
                                                    -----------    -----------
                                                     30,557,211     29,847,008
                                                    -----------    -----------
Total partners' capital.........................    $30,556,105    $29,846,580
                                                    ===========    ===========


                  See accompanying notes to financial statements.

                          CNL INCOME FUND XVIII, LTD.
                        (A Florida Limited Partnership)

                       CONDENSED STATEMENTS OF CASH FLOWS

                                                        Nine Months Ended
                                                          September 30,
                                                     -------------------------
                                                        1998          1997
                                                     -----------  ------------
Increase (Decrease) in Cash and Cash Equivalents:
  Net Cash Provided by Operating Activities......... $ 2,158,678  $    909,568
                                                     -----------  ------------
  Cash Flows from Investing Activities:
    Additions to land and buildings on operating
     leases.........................................  (2,219,314)  (13,810,648)
    Investment in direct financing leases...........    (876,076)   (5,838,231)
    Investment in joint venture.....................    (166,025)           --
    Increase in other assets........................     (51,600)           --
    Other...........................................          --            80
                                                     -----------  ------------
      Net cash used in investing activities.........  (3,313,015)  (19,648,799)
                                                     -----------  ------------
  Cash Flows from Financing Activities:
    Reimbursement of acquisition and syndication
     costs paid by related parties on behalf of the
     Partnership....................................     (37,135)     (338,567)
    Contributions from limited partners.............     854,241    19,964,832
    Distributions to limited partners...............  (1,768,400)     (476,754)
    Payment of syndication costs....................    (161,141)   (2,037,781)
    Other...........................................     (10,000)      (77,000)
                                                     -----------  ------------
      Net cash provided by (used in) financing
       activities...................................  (1,122,435)   17,034,730
                                                     -----------  ------------
Net Decrease in Cash and Cash Equivalents...........  (2,276,772)   (1,704,501)
Cash and Cash Equivalents at Beginning of Period....   4,143,327     5,371,325
                                                     -----------  ------------
Cash and Cash Equivalents at End of Period.......... $ 1,866,555  $  3,666,824
                                                     ===========  ============


                  See accompanying notes to financial statements.

                          CNL INCOME FUND XVIII, LTD.
                        (A Florida Limited Partnership)

                 CONDENSED STATEMENTS OF CASH FLOWS--CONTINUED

                                                                Nine Months Ended
                                                                  September 30,
                                                                -----------------
                                                                  1998     1997
                                                                -------- --------
Supplemental Schedule of Non-Cash
  Investing and Financing Activities:
    Related parties paid certain acquisition and syndication
     costs on behalf of the Partnership as follows:
      Acquisition costs........................................ $ 35,864 $125,693
      Syndication costs........................................       --  210,866
                                                                -------- --------
                                                                $ 35,864 $336,559
                                                                ======== ========
    Distributions declared and unpaid at end of period......... $700,000 $379,266
                                                                ======== ========



                  See accompanying notes to financial statements.

                          CNL INCOME FUND XVIII, LTD.
                        (A Florida Limited Partnership)

                    NOTES TO CONDENSED FINANCIAL STATEMENTS

           Quarters and Nine Months Ended September 30, 1998 and 1997

1. Basis of Presentation

   The accompanying unaudited condensed financial statements have been prepared in accordance with the instructions to Form 10-Q and do not include all of the information and note disclosures required by generally accepted accounting principles. The financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Operating results for the quarter and nine months ended September 30, 1998, may not be indicative of the results that may be expected for the year ended December 31, 1998. Amounts as of December 31, 1997, included in the financial statements, have been derived from audited financial statements as of that date.

   These unaudited financial statements should be read in conjunction with the financial statements and notes thereto included in Form 10-K of CNL Income Fund XVIII, Ltd. (the "Partnership") for the year ended December 31, 1997.

   Certain items in the prior year's financial statements have been reclassified to conform to 1998 presentation. These reclassifications had no effect on partners' capital or net income.

   In March 1998, the Financial Accounting Standards Board reached a consensus in EITF 97-11, entitled "Accounting for Internal Costs Relating to Real Estate Property Acquisitions." EITF 97-11 provides that internal costs of identifying and acquiring operating Property should be expensed as incurred. Due to the fact that the Partnership does not have an internal acquisitions function and instead, contracts these services from CNL Fund Advisors, Inc., an affiliate of the general partners, EITF 97-11 had no material effect on the Partnership's financial position or results of operations.

   In May 1998, the Financial Accounting Standards Board reached a consensus in EITF 98-9, entitled "Accounting for Contingent Rent in the Interim Financial Periods." Adoption of this consensus did not have a material effect on the Partnership's financial position or results of operations.

2. Investment in Joint Ventures

   In August 1998, the Partnership entered into a joint venture arrangement, Columbus Joint Venture, with affiliates of the general partners, to construct and hold one restaurant property. As of September 30, 1998, the Partnership had contributed $166,025, to purchase land and pay construction costs relating to the joint venture. The Partnership has agreed to contribute approximately $225,811 in additional construction costs to the joint venture. The Partnership will have an approximate 40 percent interest in the profits and losses of the joint venture. The Partnership accounts for its investment in this property using the equity method since the Partnership shares control with an affiliate, and amounts relating to its investment are included in investment in joint ventures. The following presents the combined, condensed financial information for the joint venture at:

                                                      September 30, December 31,
                                                          1998          1997
                                                      ------------- ------------
Land and construction in progress....................   $497,989        $--
Cash.................................................      8,950         --
Liabilities..........................................     90,650         --
Partners' capital....................................    416,289         --

                          CNL INCOME FUND XVIII, LTD.
                        (A Florida Limited Partnership)

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)

           Quarters and Nine Months Ended September 30, 1998 and 1997

2. Investment in Joint Ventures--Continued

   The Company did not recognize any income from this joint venture because the property owned by the joint venture was not operational as of September 30, 1998.

3. Related Party Transactions

   During the nine months ended September 30, 1998 and 1997, the Partnership incurred $72,610 and $1,697,011, respectively, in syndication costs due to CNL Securities Corp. for services in connection with selling units of limited partnership interest. During the nine months ended September 30, 1998 and 1997, a substantial portion of these amounts ($67,539 and $1,591,343, respectively) was reallowed to other broker-dealers.

   In addition, during the nine months ended September 30, 1998 and 1997, the Partnership incurred $4,271 and $99,824, respectively, in due diligence expense reimbursement fees due to CNL Securities Corp. These fees equal 0.5% of the limited partner contributions of $854,241 and $19,964,832, received during the nine months ended September 30, 1998 and 1997, respectively. The majority of these fees were reallowed to other broker- dealers for payment of bona fide due diligence expenses.

   Additionally, during the nine months ended September 30, 1998 and 1997, the Partnership incurred $38,441 and $898,417, respectively, in acquisition fees due to CNL Fund Advisors, Inc. for services in finding, negotiating and acquiring properties on behalf of the Partnership. These fees represent 4.5% of the limited partner capital contributions received during the nine months ended September 30, 1998 and 1997, and are included in land and buildings on operating leases, net investment in direct financing leases, investment in joint venture, and other assets.

   In addition, during the nine months ended September 30, 1998 and 1997, the Partnership incurred management fees of $21,180 and $9,232, respectively, due to CNL Fund Advisors, Inc.

   During the nine months ended September 30, 1998 and 1997, certain affiliates of the general partners provided various administrative services to the Partnership, including services related to accounting; financial, tax and regulatory compliance and reporting; lease and loan compliance; limited partners distributions and reporting; due diligence and marketing; and investor relations (including administrative services in connection with selling units of limited partnership interest), on a day-to-day basis. The expenses incurred for these services were classified as follows for the nine months ended September 30:

                                                                1998     1997
                                                               ------- --------
   Syndication costs.......................................... $    -- $212,279
   General operating and administrative expenses..............  77,601   70,404
                                                               ------- --------
                                                               $77,601 $282,683
                                                               ======= ========

                          CNL INCOME FUND XVIII, LTD.
                        (A Florida Limited Partnership)

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)

           Quarters and Nine Months Ended September 30, 1998 and 1997

3. Related Party Transactions--Continued

   The amounts due to related parties consisted of the following at:

                                                    September 30, December 31,
                                                        1998          1997
                                                    ------------- ------------
   Due to CNL Securities Corp.:
     Commissions...................................    $    --      $ 79,069
     Due diligence expense reimbursement fee.......         --         5,191
                                                       -------      --------
                                                            --        84,260
                                                       -------      --------
   Due to CNL Fund Advisors, Inc.:
     Expenditures incurred on behalf of the
      Partnership..................................     10,220         1,737
     Acquisition fees..............................         --        29,757
     Accounting and administrative services........      2,484         1,921
     Management fees...............................      1,948           556
                                                       -------      --------
                                                        14,652        33,971
                                                       -------      --------
                                                       $14,652      $118,231
                                                       =======      ========

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Partners
CNL Income Fund XVIII, Ltd.

   We have audited the accompanying balance sheets of CNL Income Fund XVIII, Ltd. (a Florida limited partnership) as of December 31, 1997 and 1996 and the related statements of income, partners' capital and cash flows for each of the years in the period ended December 31, 1997 and 1996 and the period February 10, 1995 (date of inception) through December 31, 1995. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CNL Income Fund XVIII, Ltd. as of December 31, 1997 and 1996, and the results of its operations and its cash flows for the years ended December 31, 1997 and 1996 and the period February 10, 1995 (date of inception) through December 31, 1995, in conformity with generally accepted accounting principles.

/s/ Coopers & Lybrand L.L.P.

Orlando, Florida
February 4, 1998

                          CNL INCOME FUND XVIII, LTD.
                        (A Florida Limited Partnership)

                                 BALANCE SHEETS

                                                             December 31,
                                                        ----------------------
                                                           1997        1996
                                                        ----------- ----------
                        ASSETS
Land and buildings on operating leases, less
 accumulated depreciation.............................. $21,311,062 $1,530,768
Net investment in direct financing leases..............   6,004,878         --
Cash and cash equivalents..............................   4,143,327  5,371,325
Receivables............................................      68,000      3,711
Organization costs, less accumulated amortization of
 $2,411 and $411.......................................       7,589      9,589
Accrued rental income..................................     128,225        146
Other assets...........................................     160,532    324,785
                                                        ----------- ----------
                                                        $31,823,613 $7,240,324
                                                        =========== ==========
           LIABILITIES AND PARTNERS' CAPITAL
Accounts payable....................................... $    10,456 $  104,514
Accrued construction costs payable.....................   1,108,627         --
Distributions payable..................................     510,636     55,708
Due to related parties.................................     118,231     83,889
Rents paid in advance..................................      28,277         --
Deferred rental income.................................     200,806         --
                                                        ----------- ----------
  Total liabilities....................................   1,977,033    244,111
Partners' capital......................................  29,846,580  6,996,213
                                                        ----------- ----------
                                                        $31,823,613 $7,240,324
                                                        =========== ==========


                  See accompanying notes to financial statements.

                          CNL INCOME FUND XVIII, LTD.
                        (A Florida Limited Partnership)

                              STATEMENTS OF INCOME

                                                                 February 10,
                                                                  1995 (Date
                                                Year Ended       of Inception)
                                               December 31,         through
                                            -------------------  December 31,
                                               1997      1996        1995
                                            ----------  -------  -------------
Revenues:
  Rental income from operating leases...... $  950,316  $ 1,373       $--
  Earned income from direct financing
   leases..................................    340,305       --        --
  Interest and other income................    162,621   30,241        --
                                            ----------  -------       ---
                                             1,453,242   31,614        --
                                            ----------  -------       ---
Expenses:
  General operating and administrative.....    123,708    3,980        --
  Professional services....................     20,429       --        --
  Management fees to related party.........     11,842       12        --
  State and other taxes....................        424       --        --
  Depreciation and amortization............    142,079      712        --
                                            ----------  -------       ---
                                               298,482    4,704        --
                                            ----------  -------       ---
Net Income................................. $1,154,760  $26,910       $--
                                            ==========  =======       ===
Allocation of Net Income:
  General partners......................... $   (1,421) $    (7)      $--
  Limited partners.........................  1,156,181   26,917        --
                                            ----------  -------       ---
                                            $1,154,760  $26,910       $--
                                            ==========  =======       ===
Net Income per Limited Partner Unit........ $     0.51  $  0.05       $--
                                            ==========  =======       ===
Weighted Average Number of Limited Partner
 Units Outstanding.........................  2,279,801  503,436        --
                                            ==========  =======       ===



                  See accompanying notes to financial statements.

                          CNL INCOME FUND XVIII, LTD.
                        (A Florida Limited Partnership)

                        STATEMENTS OF PARTNERS' CAPITAL

             Years Ended December 31, 1997 and 1996 and the Period February 10, 1995 (Date of Inception) through December 31, 1995

                              General Partners                        Limited Partners
                         -------------------------- ----------------------------------------------------
                                        Accumulated                             Accumulated  Syndication
                         Contributions   Earnings   Contributions Distributions   Earnings      Costs        Total
                         -------------- ----------- ------------- ------------- ------------ -----------  -----------
Balance, February 10,
 1995 (Date of
 Inception).............     $   --       $    --    $        --   $        --   $       --  $        --  $        --
  Contributions from
   general partners.....      1,000            --             --            --           --           --        1,000
                             ------       -------    -----------   -----------   ----------  -----------  -----------
Balance, December 31,
 1995...................      1,000            --             --            --           --           --        1,000
  Contributions from
   limited partners.....         --            --      8,421,815            --           --           --    8,421,815
  Distributions to
   limited partners
   ($0.11 per limited
   partner unit)........         --            --             --       (57,846)          --           --      (57,846)
  Syndication costs.....         --            --             --            --           --   (1,395,666)  (1,395,666)
  Net income............         --            (7)            --            --       26,917           --       26,910
                             ------       -------    -----------   -----------   ----------  -----------  -----------
Balance, December 31,
 1996...................      1,000            (7)     8,421,815       (57,846)      26,917   (1,395,666)   6,996,213
  Contributions from
   limited partners.....         --            --     25,723,944            --           --           --   25,723,944
  Distributions to
   limited partners
   ($0.57 per limited
   partner unit)........         --            --             --    (1,310,885)          --           --   (1,310,885)
  Syndication costs.....         --            --             --            --           --   (2,717,452)  (2,717,452)
  Net income............         --        (1,421)            --            --    1,156,181           --    1,154,760
                             ------       -------    -----------   -----------   ----------  -----------  -----------
Balance, December 31,
 1997...................     $1,000       $(1,428)   $34,145,759   $(1,368,731)  $1,183,098  $(4,113,118) $29,846,580
                             ======       =======    ===========   ===========   ==========  ===========  ===========



                  See accompanying notes to financial statements.

                          CNL INCOME FUND XVIII, LTD.
                        (A Florida Limited Partnership)

                            STATEMENTS OF CASH FLOWS

                                                                         February 10,
                                                                          1995 (Date
                                                                         of Inception)
                                              Year Ended December 31,      through
                                              -------------------------  December 31,
                                                  1997         1996          1995
                                              ------------  -----------  -------------
Increase (Decrease) in Cash and Cash
 Equivalents:
  Cash Flows From Operating Activities:
    Cash received from tenants..............  $  1,353,968  $        --    $     --
    Interest received.......................       161,826       30,241          --
    Cash paid for expenses..................      (154,038)      (3,095)         --
                                              ------------  -----------    --------
      Net cash provided by operating
       activities...........................     1,361,756       27,146          --
                                              ------------  -----------    --------
  Cash Flows From Investing Activities:
    Additions to land and buildings on
     operating leases.......................   (18,581,999)  (1,533,446)         --
    Investment in direct financing leases...    (5,962,087)          --          --
    Increase in other assets................            --     (276,848)         --
    Other...................................           107         (107)        (20)
                                              ------------  -----------    --------
      Net cash used in investing
       activities...........................   (24,543,979)  (1,810,401)        (20)
                                              ------------  -----------    --------
  Cash Flows From Financing Activities:
    Reimbursement of acquisition,
     organization and syndication costs paid
     by related parties
     on behalf of the Partnership...........      (396,548)    (497,420)         --
    Contributions from general partners.....            --           --       1,000
    Contributions from limited partners.....    25,723,944    8,498,815          --
    Distributions to limited partners.......      (855,957)      (2,138)         --
    Payment of syndication costs............    (2,450,214)    (845,657)         --
    Other...................................       (67,000)          --          --
                                              ------------  -----------    --------
      Net cash provided by financing
       activities...........................    21,954,225    7,153,600       1,000
                                              ------------  -----------    --------
Net Increase (Decrease) in Cash and Cash
 Equivalents................................    (1,227,998)   5,370,345         980
Cash and Cash Equivalents at Beginning of
 Period.....................................     5,371,325          980          --
                                              ------------  -----------    --------
Cash and Cash Equivalents at End of Period..  $  4,143,327  $ 5,371,325    $    980
                                              ============  ===========    ========
Reconciliation of Net Income to Net Cash
 Provided by Operating Activities:
  Net income................................  $  1,154,760  $    26,910    $     --
                                              ------------  -----------    --------
  Adjustments to reconcile net income to
   net cash provided by operating activities:
    Depreciation............................       140,079          301          --
    Amortization............................         2,000          411          --
    Increase in receivables.................       (66,771)      (1,227)         --
    Decrease in net investment in direct
     financing leases.......................        28,084           --          --
    Increase in accrued rental income.......      (128,079)        (146)         --
    Increase in accounts payable............           398           57          --
    Increase in due to related parties,
     excluding acquisition, organization and
     syndication costs paid on behalf of
     the Partnership........................         2,202          820          --
    Increase in rents paid in advance.......        28,277           --          --
    Increase in deferred rental income......       200,806           --          --
    Other...................................            --           20          --
                                              ------------  -----------    --------
      Total adjustments.....................       206,996          236          --
                                              ------------  -----------    --------
Net Cash Provided by Operating Activities...  $  1,361,756  $    27,146    $     --
                                              ============  ===========    ========
Supplemental Schedule of Non-Cash Investing
 and Financing Activities:
  Related parties paid certain acquisition,
   organization and syndication costs on
   behalf of the Partnership as follows:
    Acquisition costs.......................  $    134,138  $    18,036    $     --
    Organization costs......................            --           --      10,000
    Syndication costs.......................       211,216      285,858     186,174
                                              ------------  -----------    --------
                                              $    345,354  $   303,894    $196,174
                                              ============  ===========    ========
    Distributions declared and unpaid at
     December 31............................  $    510,636  $    55,708    $     --
                                              ============  ===========    ========

                  See accompanying notes to financial statements.

                          CNL INCOME FUND XVIII, LTD.
                        (A Florida Limited Partnership)

                         NOTES TO FINANCIAL STATEMENTS

             Years Ended December 31, 1997 and 1996 and the Period February 10, 1995 (Date of Inception) through December 31, 1995


1. Significant Accounting Policies

   Organization and Nature of Business--CNL Income Fund XVIII, Ltd. (the "Partnership") is a Florida limited partnership that was organized for the purpose of acquiring both newly constructed and existing restaurant properties, as well as properties upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food, family-style and casual dining restaurant chains. Under the terms of a registration statement filed with the Securities and Exchange Commission, the Partnership is authorized to sell a maximum of 3,500,000 units ($35,000,000) of limited partnership interest. A total of 3,414,576 units ($34,145,759) of limited partnership interest had been sold as of December 31, 1997.

   The Partnership was a development stage enterprise from February 10, 1995 through October 11, 1996. Since operations had not begun, activities through October 11, 1996, were devoted to organization of the Partnership.

   The general partners of the Partnership are CNL Realty Corporation (the "Corporate General Partner"), James M. Seneff, Jr. and Robert A. Bourne. Mr. Seneff and Mr. Bourne are also 50 percent shareholders of the Corporate General Partner. The general partners have responsibility for managing the day-to-day operations of the Partnership.

   Real Estate and Lease Accounting--The Partnership records the acquisition of land and buildings at cost, including acquisition and closing costs. Land and buildings are leased to unrelated third parties on a triple-net basis, whereby the tenant is generally responsible for all operating expenses relating to the property, including property taxes, insurance, maintenance and repairs. The leases are accounted for using the direct financing or operating methods. Such methods are described below:

     Direct financing method--The leases accounted for using the direct financing method are recorded at their net investment (which at the inception of the lease generally represents the cost of the asset) (see
  Note 4). Unearned income is deferred and amortized to income over the lease terms so as to produce a constant periodic rate of return on the Partnership's net investment in the leases.

     Operating method--Land and building leases accounted for using the operating method are recorded at cost, revenue is recognized as rentals are earned and depreciation is charged to operations as incurred. Buildings are depreciated on the straight-line method over their estimated useful lives of 30 years. When scheduled rentals (including rental payments, if any, required during the construction of a property) vary during the lease term, income is recognized on a straight-line basis so as to produce a constant periodic rent over the lease term commencing on the date the property is placed in service.

     Accrued rental income represents the aggregate amount of income recognized on a straight-line basis in excess of scheduled rental payments to date. In contrast, deferred rental income represents the aggregate amount of scheduled rental payments to date (including rental payments due during construction and prior to the property being placed in service) in excess of income recognized on a straight-line basis over the lease term commencing on the date the property is placed in service.

   When the properties are sold, the related cost and accumulated depreciation for operating leases and the net investment for direct financing leases, plus any accrued rental income, will be removed from the accounts and gains or losses from sales will be reflected in income. The general partners of the Partnership review

                          CNL INCOME FUND XVIII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

             Years Ended December 31, 1997 and 1996 and the Period February 10, 1995 (Date of Inception) through December 31, 1995


1. Significant Accounting Policies--(Continued)

properties for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through operations. The general partners determine whether an impairment in value has occurred by comparing the estimated future undiscounted cash flows, including the residual value of the property, with the carrying cost of the individual property. If an impairment is indicated, the assets are adjusted to the fair value.

   Cash and Cash Equivalents--The Partnership considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents consist of demand deposits at commercial banks and money market funds (some of which are backed by government securities). Cash equivalents are stated at cost plus accrued interest, which approximates market value.

   Cash accounts maintained on behalf of the Partnership in demand deposits at commercial banks and money market funds may exceed federally insured levels; however, the Partnership has not experienced any losses in such accounts. The Partnership limits investment of temporary cash investments to financial institutions with high credit standing; therefore, the Partnership believes it is not exposed to any significant credit risk on cash and cash equivalents.

   Organization Costs--Organization costs are amortized over five years using the straight-line method upon commencement of operations.

   Income Taxes--Under Section 701 of the Internal Revenue Code, all income, expenses and tax credit items flow through to the partners for tax purposes. Therefore, no provision for federal income taxes is provided in the accompanying financial statements. The Partnership is subject to certain state taxes on its income and property.

   Additionally, for tax purposes, syndication costs are included in Partnership equity and in the basis of each partner's investment. For financial reporting purposes, syndication costs are netted against partners' capital and represent a reduction of Partnership equity and a reduction in the basis of each partner's investment (Note 5).

   Rents Paid in Advance--Rents paid in advance by lessees for future periods are deferred upon receipt and are recognized as revenues during the period in which the rental income is earned. Rents paid in advance include "interim rent" payments required to be paid under the terms of certain leases for construction properties equal to a pre-determined rate times the amount funded by the Partnership during the period commencing with the effective date of the lease to the date minimum annual rent becomes payable. Once minimum annual rent becomes payable, the "interim rent" payments are amortized and recorded as income either (i) over the lease term so as to produce a constant periodic rate of return for leases accounted for using the direct financing method, or (ii) over the lease term using the straight-line method for leases accounted for using the operating method, whichever is applicable.

   Weighted Average Number of Limited Partner Units Outstanding--Net income and distributions per limited partner unit are calculated based upon the weighted average number of units of limited partnership interest outstanding during the period the Partnership was operational.

   Use of Estimates--The general partners of the Partnership have made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and

                          CNL INCOME FUND XVIII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

             Years Ended December 31, 1997 and 1996 and the Period February 10, 1995 (Date of Inception) through December 31, 1995


1. Significant Accounting Policies--(Continued)

liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

   Reclassification--Certain items in the prior years' financial statements have been reclassified to conform to 1997 presentation. These reclassifications had no effect on partners' capital or net income.

2. Leases

   The Partnership leases its land and buildings to operators of national and regional fast-food and family-style restaurants. The leases are accounted for under the provisions of Statement of Financial Accounting Standards No. 13, "Accounting for Leases." Some of the Partnership's leases are classified as operating leases and some of the leases have been classified as direct financing leases. For the leases classified as direct financing leases, the building portions of the property leases are accounted for as direct financing leases while the land portions of the majority of the leases are operating leases. The leases have initial terms of 15 to 26 years and provide for minimum and contingent rentals. In addition, the tenant pays all property taxes and assessments, fully maintains the interior and exterior of the building and carries insurance coverage for public liability, property damage, fire and extended coverage. The lease options generally allow the tenants to renew the leases for two to five successive five-year periods subject to the same terms and conditions as the initial lease. Most leases also allow the tenant to purchase the property at fair market value after a specified portion of the lease has elapsed.

3. Land and Buildings on Operating Leases

   Land and buildings on operating leases consisted of the following at December 31:

                                                           1997         1996
                                                        -----------  ----------
   Land................................................ $10,812,849  $  852,578
   Building............................................   9,476,977     659,134
                                                        -----------  ----------
                                                         20,289,826   1,511,712
   Less accumulated depreciation.......................    (140,380)       (301)
                                                        -----------  ----------
                                                         20,149,446   1,511,411
   Construction in progress............................   1,161,616      19,357
                                                        -----------  ----------
                                                        $21,311,062  $1,530,768
                                                        ===========  ==========

   Generally, the leases provide for escalating guaranteed minimum rents throughout the lease term. Income from these scheduled rent increases is recognized on a straight-line basis over the terms of the leases. For the years ended December 31, 1997 and 1996, the Partnership recognized $128,079 and $146, respectively, of such rental income.

                          CNL INCOME FUND XVIII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

             Years Ended December 31, 1997 and 1996 and the Period February 10, 1995 (Date of Inception) through December 31, 1995


3. Land and Buildings on Operating Leases--(Continued)

   The following is a schedule of the future minimum lease payments to be received on the noncancellable operating leases at December 31, 1997:

   1998............................................................. $ 1,840,935
   1999.............................................................   1,855,422
   2000.............................................................   1,857,340
   2001.............................................................   1,858,867
   2002.............................................................   1,934,126
   Thereafter.......................................................  23,592,272
                                                                     -----------
                                                                     $32,938,962
                                                                     ===========

   Since lease renewal periods are exercisable at the option of the tenant, the above table only presents future minimum lease payments due during the initial lease term. In addition, this table does not include any amounts for future contingent rentals which may be received on the leases based on a percentage of tenant's gross sales.

4. Net Investment in Direct Financing Leases

   The following lists the components of the net investment in direct financing leases at December 31:

                                                                 1997      1996
                                                              -----------  ----
   Minimum lease payments receivable......................... $13,241,374  $--
   Estimated residual values.................................   1,773,526   --
   Less unearned income......................................  (9,010,022)  --
                                                              -----------  ----
   Net investment in direct financing leases................. $ 6,004,878  $--
                                                              ===========  ====

   The following is a schedule of future minimum lease payments to be received on direct financing leases at December 31, 1997:

   1998............................................................. $   677,167
   1999.............................................................     677,167
   2000.............................................................     677,167
   2001.............................................................     677,167
   2002.............................................................     683,170
   Thereafter.......................................................   9,849,536
                                                                     -----------
                                                                     $13,241,374
                                                                     ===========

   The above table does not include future minimum lease payments for renewal periods or for contingent rental payments that may become due in future periods (See Note 3).

                          CNL INCOME FUND XVIII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

             Years Ended December 31, 1997 and 1996 and the Period February 10, 1995 (Date of Inception) through December 31, 1995


5. Syndication Costs

   Syndication costs consisting of legal fees, commissions, the due diligence expense reimbursement fee, printing and other expenses incurred in connection with the offering totaled $2,717,452 and $1,395,666 for the years ended December 31, 1997 and 1996, respectively. These offering expenses were charged to the limited partners' capital accounts to reflect the net capital proceeds of the offering. All organizational and offering expenses, as defined in the Partnership's prospectus, which exceed three percent of the total gross proceeds received from the sale of units of the Partnership will be paid or reimbursed by the general partners and will not be the responsibility of the Partnership.

6. Allocations and Distributions

   Generally, distributions of net cash flow, as defined in the limited partnership agreement of the Partnership, are made 95 percent to the limited partners and five percent to the general partners; provided, however, that for any particular year, the five percent of net cash flow to be distributed to the general partners will be subordinated to receipt by the limited partners in that year of an eight percent noncumulative, noncompounded return on their aggregate invested capital contributions (the "Limited Partners' 8% Return").

   Generally, net income (determined without regard to any depreciation and amortization deductions and gains and losses from the sale of properties) is allocated between the limited partners and the general partners first, in an amount not to exceed the net cash flow distributed to the partners attributable to such year in the same proportions as such net cash flow is distributed; and thereafter, 99 percent to the limited partners and one percent to the general partners. All deductions for depreciation and amortization are allocated 99 percent to the limited partners and one percent to the general partners.

   Net sales proceeds from the sale of a property generally will be distributed first to the limited partners in an amount sufficient to provide them with the return of their invested capital contributions, plus their cumulative Limited Partners' 8% Return. The general partners will then receive a return of their capital contributions and, to the extent previously subordinated and unpaid, a five percent interest in all net cash flow distributions. Any remaining net sales proceeds will be distributed 95 percent to the limited partners and five percent to the general partners.

   Any gain from the sale of a property will be, in general, allocated in the same manner as net sales proceeds are distributable. Any loss will be allocated first, on a pro rata basis to the partners with positive balances in their capital accounts; and thereafter, 95 percent to the limited partners and five percent to the general partners.

   During the years ended December 31, 1997 and 1996, the Partnership declared distributions to the limited partners of $1,310,885 and $57,846. No distributions have been made to the general partners to date.

                          CNL INCOME FUND XVIII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

             Years Ended December 31, 1997 and 1996 and the Period February 10, 1995 (Date of Inception) through December 31, 1995


7. Income Taxes

   The following is a reconciliation of net income for financial reporting purposes to net income for federal income tax purposes for the years ended December 31, 1997 and 1996 and the period February 10, 1995 (date of inception) through December 31, 1995:

                                                         1997      1996    1995
                                                      ----------  -------  ----
   Net income for financial reporting purposes....... $1,154,760  $26,910  $--
   Depreciation for tax reporting purposes in excess
    of depreciation for financial reporting
    purposes.........................................    (45,009)    (386)  --
   Direct financing leases recorded as operating
    leases for tax reporting purposes................     28,084       --    --
   Capitalization of administrative expenses for tax
    reporting purposes...............................        --     3,662
   Accrued rental income.............................   (128,079)    (146)  --
   Deferred rental income............................    281,415      --
   Rents paid in advance.............................     28,277      --    --
   Amortization for financial reporting purposes
    (less than) in excess of amortization for tax
    reporting purposes...............................       (732)     183   --
   Other.............................................         34      --    --
                                                      ----------  -------  ----
   Net income for federal income tax purposes........ $1,318,750  $30,223  $--
                                                      ==========  =======  ====

8. Related Party Transactions

   One of the individual general partners, James M. Seneff, Jr., is one of the principal shareholders of CNL Group, Inc., the parent company of CNL Securities Corp. and CNL Fund Advisors, Inc. James M. Seneff, Jr. is director and chief executive officer of CNL Securities Corp. and is director, chairman of the board of directors and chief executive officer of CNL Fund Advisors, Inc. The other individual general partner, Robert A. Bourne, is director and president of CNL Securities Corp., is director, vice chairman of the board of directors and treasurer of CNL Fund Advisors, Inc. and served as president of CNL Fund Advisors, Inc through October 1997.

   CNL Securities Corp. is entitled to receive selling commissions amounting to 8.5% of the total amount raised from the sale of units of limited partnership interest for services in connection with the formation of the Partnership and the offering of units, a substantial portion of which is paid as commissions to other broker-dealers. For the years ended December 31, 1997 and 1996, the Partnership incurred $2,186,535 and $715,854, respectively, as syndication costs for such fees, of which $2,050,986 and $673,534, respectively, was or will be reallowed to other broker-dealers.

   In addition, CNL Securities Corp. is entitled to receive a due diligence expense reimbursement fee equal to 0.5% of the total amount raised from the sale of units of limited partnership interest, a portion of which may be reallowed to other broker-dealers and from which all due diligence expenses will be paid. For the years ended December 31, 1997 and 1996, the Partnership incurred $128,620 and $42,109, respectively, of such fees. The majority of these fees were reallowed to other broker-dealers for payment of bona fide due diligence expenses.

                          CNL INCOME FUND XVIII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

             Years Ended December 31, 1997 and 1996 and the Period February 10, 1995 (Date of Inception) through December 31, 1995


8. Related Party Transactions--(Continued)

   CNL Fund Advisors, Inc. is entitled to receive acquisition fees for services in finding, negotiating and acquiring properties on behalf of the Partnership equal to 4.5% of the total amount raised from the sale of units of limited partnership interest. For the years ended December 31, 1997 and 1996, the Partnership incurred $1,157,577 and $378,982, respectively, of such fees. Such fees are included in land and buildings, net investment in direct financing leases and other assets.

   The Partnership and CNL Fund Advisors, Inc. have entered into a management agreement pursuant to which CNL Fund Advisors, Inc. receives annual management fees of one percent of the sum of gross revenues from properties wholly owned by the Partnership and the Partnership's allocable share of gross revenues from joint ventures. The management fee, which will not exceed fees which are competitive for similar services in the same geographic area, may or may not be taken, in whole or in part as to any year, in the sole discretion of CNL Fund Advisors, Inc. All or any portion of the management fee not taken as to any fiscal year shall be deferred without interest and may be taken in such other fiscal year as CNL Fund Advisors, Inc. shall determine. For the years ended December 31, 1997 and 1996, the Partnership incurred $11,842 and $12, respectively, for such management fees.

   During the years ended December 31, 1997 and 1996, and the period February 10, 1995 (date of inception) through December 31, 1995, CNL Fund Advisors, Inc. and its affiliates provided accounting and administrative services to the Partnership (including accounting and administrative services in connection with the offering of units) on a day-to-day basis. For the years ended December 31, 1997 and 1996, and the period February 10, 1995 (date of inception) through December 31, 1995, the expenses incurred for these services were classified as follows:

                                                        1997     1996    1995
                                                      -------- -------- -------
   Syndication costs................................. $212,279 $106,887 $37,586
   General operating and administrative expenses.....   98,207    2,980     --
                                                      -------- -------- -------
                                                      $310,486 $109,867 $37,586
                                                      ======== ======== =======

   The due to related parties consisted of the following at December 31:

                                                                 1997    1996
                                                               -------- -------
   Due to CNL Securities Corp.:
    Commissions..............................................   $79,069 $44,186
    Marketing support and due diligence expense reimbursement
     fee.....................................................     5,191   2,599
                                                               -------- -------
                                                                 84,260  46,785
                                                               -------- -------
   Due to CNL Fund Advisors, Inc. and its affiliates:
    Expenditures incurred on behalf of the Partnership.......     1,737   2,788
    Acquisition fees.........................................    29,757  23,392
    Accounting and administrative services...................     1,921  10,912
    Management fees..........................................       556      12
                                                               -------- -------
                                                                 33,971  37,104
                                                               -------- -------
                                                               $118,231 $83,889
                                                               ======== =======

                          CNL INCOME FUND XVIII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

             Years Ended December 31, 1997 and 1996 and the Period February 10, 1995 (Date of Inception) through December 31, 1995


9. Concentration of Credit Risk

   The following schedule presents total rental and earned income from individual lessees, each representing more than ten percent of the Partnership's total rental and earned income for at least one of the periods ended:

                                                                    February 10,
                                                                        1995
                                                                      (Date of
                                                                     Inception)
                                                                      through
                                          December 31, December 31, December 31,
                                              1997         1996         1995
                                          ------------ ------------ ------------
   Golden Corral Corp....................   $241,395      $  --         $--
   Foodmaker, Inc........................    240,261         --          --
   Tiffany, L.L.C........................    154,153         --          --
   IHOP Properties, Inc..................    152,343         --          --
   Platinum Rotisserie, L.L.C............    133,591         --          --
   Carrols Corporation...................    100,312       1,373         --

   In addition, the following schedule presents total rental and earned income from individual restaurant chains, each representing more than ten percent of the Partnership's total rental and earned income for at least one of the periods ended:

                                                                    February 10,
                                                                        1995
                                                                      (Date of
                                                                     Inception)
                                                                      through
                                          December 31, December 31, December 31,
                                              1997         1996         1995
                                          ------------ ------------ ------------
   Golden Corral.........................   $395,548      $  --         $--
   Jack in the Box.......................    240,261         --          --
   Boston Market.........................    231,489         --          --
   IHOP..................................    152,343         --          --
   Burger King...........................    100,312       1,373         --

   Although the Partnership's properties are geographically diverse throughout the United States and the Partnership's lessees operate a variety of restaurant concepts, default by any one of these lessees or restaurant chains could significantly impact the results of operations of the Partnership. However, the general partners believe that the risk of such a default is reduced due to the essential or important nature of these properties for the ongoing operations of the lessees.

10. Subsequent Events

   During the period January 1, 1997 through February 4, 1998, the Partnership received capital contributions for an additional 74,408 units ($744,077) of limited partnership interest.

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION

   The following unaudited pro forma financial information with respect to APF gives effect to the Acquisition, and is based on estimates and assumptions set for the below in the notes to such information which included pro forma adjustments. This unaudited pro forma financial information has been prepared utilizing the historical financial statements of APF, the historical combined financial information of the Funds, the Advisor and CNL Restaurant Financial Services Group (shown separately as CNL Financial Services, Inc. and CNL Financial Corp.) and should be read in conjunction with the selected historical financial data and accompanying notes of APF, CNL Income Funds, Advisor and CNL Restaurant Financial Services Group. The pro forma balance sheet assumes that the Acquisition occurred on September 30, 1998; the pro forma consolidated statements of earnings assume that the restaurant property Acquisitions (as
defined on page    ) and the Acquisition occurred on January 1, 1997.

   This unaudited pro forma financial information does not purport to be indicative of the results which actually would have been obtained if the Acquisition had been effected on the dates indicated or of the results which may be obtained in the future.

                       CNL AMERICAN PROPERTIES FUND, INC.

               INDEX TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

Unaudited Pro Forma Balance Sheet--As of September 30, 1998............. F-444

Unaudited Pro Forma Income Statement--For the Nine Months ended
 September 30, 1998..................................................... F-445

Unaudited Pro Forma Income Statement--For the Year ended December 31,
 1997................................................................... F-446

Notes and Management's Assumptions to Unaudited Pro Forma Financial
 Statements............................................................. F-447

                      CNL AMERICAN PROPERTIES FUND, INC.

                       UNAUDITED PRO FORMA BALANCE SHEET
                              September 30, 1998

                                                       Historical
                   -----------------------------------------------------------------------------------
                                                         CNL Financial        CNL          Combined
                       APF       Income Funds  Advisor   Services, Inc. Financial Corp.   Portfolios
                   ------------  ------------ ---------- -------------- --------------- --------------
     ASSETS:
Land and
 buildings on
 operating
 leases, net.....  $298,967,972  $332,327,405 $        0   $        0    $          0   $  631,295,377
Net investment in
 direct financing
 leases..........   117,028,760    90,696,044          0            0               0      207,724,804
Mortgages and
 notes
 receivable......    33,523,506     4,836,808          0            0     173,776,981      212,137,295
Other
 Investments.....    16,200,316             0    200,000            0       6,561,628       22,961,944
Investment in
 joint ventures..       631,374    50,429,925          0            0               0       51,061,299
Cash and cash
 equivalents.....    90,674,289    25,730,166    283,300      599,997       5,098,033      122,385,785

Receivables......       575,104       314,049  7,544,985    6,824,632         517,471       15,776,241
Accrued rental
 income..........     3,071,451    18,089,015          0            0               0       21,160,466
Other assets.....     5,711,195     1,018,297    401,524      295,570       3,854,477       11,281,063

                   ------------  ------------ ----------   ----------    ------------   --------------
 Total assets....  $566,383,967  $523,441,709 $8,429,809   $7,720,199    $189,808,590   $1,295,784,274
                   ============  ============ ==========   ==========    ============   ==============
  LIABILITIES &
     EQUITY:
Accounts payable
 and accrued
 liabilities.....  $    379,496  $    615,567 $  449,751   $  193,949    $  1,236,138   $    2,874,901
Accrued
 construction
 costs payable...     3,045,304             0          0            0               0        3,045,304
Distributions
 payable.........             0    12,929,500  2,220,000            0               0       15,149,500
Due to related
 parties.........     2,552,411       945,723          0    1,452,512       6,556,920       11,507,566
Income tax
 payable.........             0             0  1,989,003            0       1,001,861        2,990,864
Line of credit...     6,765,575             0          0            0               0        6,765,575
Notes payable....             0             0    390,398       28,462     175,528,203      175,947,063
Deferred income..     1,015,758       168,790          0            0               0        1,184,548
Rents paid in
 advance.........       437,497       802,726          0            0               0        1,240,223
Minority
 interest........       282,544     1,740,749          0            0               0        2,023,293
Common Stock.....       621,187             0      9,800        2,000             200          633,187
Additional paid
 in capital......   556,830,578             0    482,964    5,231,827       3,887,496      566,432,865
Accumulated
 distributions in
 excess of net
 earnings........    (5,546,383)            0  2,887,893      811,449       1,597,772         (249,269)

Partners
 capital.........             0   506,238,654          0            0               0      506,238,654
                   ------------  ------------ ----------   ----------    ------------   --------------
 Total
  liabilities and
  equity.........  $566,383,967  $523,441,709 $8,429,809   $7,720,199    $189,808,590   $1,295,784,274
                   ============  ============ ==========   ==========    ============   ==============
                            Pro Forma
                   --------------------------------
                   Adjustments        Pro Forma
                   ---------------- ---------------
     ASSETS:
Land and
 buildings on
 operating
 leases, net.....  $ 92,857,763 (1)
                     26,052,741 (2) $  750,205,881
Net investment in
 direct financing
 leases..........    24,117,264 (1)    231,842,068
Mortgages and
 notes
 receivable......       849,195 (2)    212,986,490
Other
 Investments.....           --          22,961,944
Investment in
 joint ventures..    13,158,851 (1)     64,220,150
Cash and cash
 equivalents.....    (7,175,000)(1)
                     (8,933,000)(1)
                    (26,901,936)(2)     79,375,849
Receivables......    (8,795,102)(3)      6,981,139
Accrued rental
 income..........   (18,089,015)(1)      3,071,451
Other assets.....    39,696,874)(1)
                     (4,673,130)(1)     46,304,807
                   ---------------- ---------------
 Total assets....  $122,165,505     $1,417,949,779
                   ================ ===============
  LIABILITIES &
     EQUITY:
Accounts payable
 and accrued
 liabilities.....  $        --      $    2,874,901
Accrued
 construction
 costs payable...           --           3,045,304
Distributions
 payable.........           --          15,149,500
Due to related
 parties.........    (8,795,102)(3)      2,712,464
Income tax
 payable.........    (2,990,864)(4)              0
Line of credit...           --           6,765,575
Notes payable....           --         175,947,063
Deferred income..      (168,790)(1)      1,015,758
Rents paid in
 advance.........           --           1,240,223
Minority
 interest........           --           2,023,293
Common Stock.....       713,825 (1)      1,347,012
Additional paid
 in capital......   715,496,888 (1)  1,281,929,753
Accumulated
 distributions in
 excess of net
 earnings........   (78,842,662)(1)
                      2,990,864 (4)    (76,101,067)
Partners
 capital.........  (506,238,654)(1)              0
                   ---------------- ---------------
 Total
  liabilities and
  equity.........  $122,165,505     $1,417,949,779
                   ================ ===============

                      CNL AMERICAN PROPERTIES FUND, INC.

                     UNAUDITED PRO FORMA INCOME STATEMENT
                 For the nine months ended September 30, 1998

                                                      Historical
                   ----------------------------------------------------------------------------------
                                                          CNL Financial        CNL         Combined
                       APF      Income Funds    Advisor   Services, Inc. Financial Corp.  Portfolios
                   -----------  ------------  ----------- -------------- --------------- ------------
Revenues:
 Rental and
 earned income...  $22,947,199  $35,891,418   $         0   $        0     $         0   $ 58,838,617

 Fees............            0            0    21,405,127    5,115,549           6,817     26,527,493

 Interest and
 other income....    6,117,911    1,528,771           751      432,506      18,031,141     26,111,080
                   -----------  -----------   -----------   ----------     -----------   ------------
 Total revenue...   29,065,110   37,420,189    21,405,878    5,548,055      18,037,958    111,477,190
Expenses:
 General and
 administrative..    1,539,004    3,037,610     6,701,115    4,107,311       2,597,171     17,982,211


 Advisory fees...    1,248,393      210,414             0            0       1,026,231      2,485,038
 Fees to
 Restaurant
 Financial
 Services Group..            0            0       256,456    1,569,202               0      1,825,658
 Interest........            0            0       105,668        3,534      14,230,999     14,340,201
 State taxes.....      397,569      248,468        15,226       18,564         201,616        881,443
 Depreciation--
 other...........            0            0        75,607       55,056               0        130,663
 Depreciation--
 property........    2,684,924    4,611,116             0            0               0      7,296,040
 Amortization....        8,096       35,869        55,932          138         945,299      1,045,334
                   -----------  -----------   -----------   ----------     -----------   ------------
 Total operating
 expenses........    5,877,986    8,143,477     7,210,004    5,753,805      19,001,316     45,986,588
                   -----------  -----------   -----------   ----------     -----------   ------------
Operating
earnings
(losses).........   23,187,124   29,276,712    14,195,874     (205,750)      (963,358)     65,490,602
 Equity in
 earnings of
 joint
 ventures/minority
 interest........      (23,271)   2,507,758             0       12,452               0      2,496,939
 Gain /(loss) on
 sale of
 properties......            0    2,239,278             0            0               0      2,239,278
 Gain on
 securitization..            0            0             0            0       3,018,268      3,018,268
 Provision for
 loss on
 properties......            0     (577,405)            0            0               0       (577,405)
 Other expenses..            0      (45,150)            0            0               0        (45,150)
                   -----------  -----------   -----------   ----------     -----------   ------------
Net earnings
(losses) before
federal income
taxes............   23,163,853   33,401,193    14,195,874     (193,298)      2,054,910     72,622,532
 Provision
 (credit) for
 federal income
 taxes...........            0            0     5,607,415      (81,229)        789,895      6,316,081
                   -----------  -----------   -----------   ----------     -----------   ------------
Net income.......  $23,163,853  $33,401,193   $ 8,588,459   $ (112,069)    $ 1,265,015   $ 66,306,451
                   ===========  ===========   ===========   ==========     ===========   ============
Earnings per
share............  $      0.49
                   ===========
Shares
outstanding:
 Weighted
 average.........   47,633,909
                   ===========
 End of period...   62,118,679
                   ===========
                           Pro Forma
                   --------------------------------
                   Adjustments       Pro Forma
                   ---------------- ---------------
Revenues:
 Rental and
 earned income...  $  9,747,393 (a)
                        836,671 (b) $ 69,422,681
 Fees............   (21,920,894)(c)
                     (2,875,906)(d)    1,730,693
 Interest and
 other income....     1,526,547 (e)   27,637,627
                   ---------------- ---------------
 Total revenue...   (12,686,189)      98,791,001
Expenses:
 General and
 administrative..    (1,641,779)(f)
                     (1,415,100)(g)
                       (571,595)(h)   14,353,737
 Advisory fees...    (2,485,038)(i)            0
 Fees to
 Restaurant
 Financial
 Services Group..    (1,825,658)(n)            0
 Interest........       (68,670)(m)   14,271,531
 State taxes.....       601,369 (j)    1,482,812
 Depreciation--
 other...........           --           130,663
 Depreciation--
 property........     2,870,103 (k)   10,166,143
 Amortization....     1,488,633 (l)    2,533,967
                   ---------------- ---------------
 Total operating
 expenses........    (3,047,735)      42,938,853
                   ---------------- ---------------
Operating
earnings
(losses).........    (9,638,454)      55,852,148
 Equity in
 earnings of
 joint
 ventures/minority
 interest........           --         2,496,939
 Gain /(loss) on
 sale of
 properties......           --         2,239,278
 Gain on
 securitization..           --         3,018,268
 Provision for
 loss on
 properties......           --          (577,405)
 Other expenses..           --           (45,150)
                   ---------------- ---------------
Net earnings
(losses) before
federal income
taxes............    (9,638,454)      62,984,078
 Provision
 (credit) for
 federal income
 taxes...........    (6,316,081)(o)            0
                   ---------------- ---------------
Net income.......  $(3,322,373)     $ 62,984,078
                   ================ ===============
Earnings per
share............                   $       0.48
                                    ===============
Shares
outstanding:
 Weighted
 average.........                    130,673,371(p)
                                    ===============
 End of period...                    134,701,179
                                    ===============

                      CNL AMERICAN PROPERTIES FUND, INC.

                     UNAUDITED PRO FORMA INCOME STATEMENT
                     For the year ended December 31, 1997

                                                     Historical                                             Pro Forma
                   --------------------------------------------------------------------------------  ----------------------------
                                                         CNL Financial        CNL        Combined
                       APF      Income Funds   Advisor   Services, Inc. Financial Corp. Portfolios   Adjustments      Pro Forma
                   -----------  ------------  ---------- -------------- --------------- -----------  -----------     ------------
Revenues:
 Rental and
 earned income...  $15,490,615  $51,340,020   $        0   $        0     $         0   $66,830,635  $25,281,493 (a)
                                                                                                       1,061,687 (b) $ 93,173,815
 Fees............            0            0    8,310,836    5,965,110          73,704    14,349,650  (10,087,047)(c)
                                                                                                      (2,662,141)(d)    1,600,462
 Interest and
 other income....    3,967,318    1,815,714      165,569            0      10,932,843    16,881,444      249,395 (e)   17,130,839
                   -----------  -----------   ----------   ----------     -----------   -----------  -----------     ------------
 Total Revenue...   19,457,933   53,155,734    8,476,405    5,965,110      11,006,547    98,061,729   13,843,387      111,905,116
Expenses:
 General and
 administrative..    1,010,725    3,691,750    4,266,169    1,889,904         828,848    11,687,396   (1,038,365)(f)
                                                                                                      (1,619,238)(g)
                                                                                                        (714,640)(h)    8,315,153
 Advisory fees...      804,879      263,766            0            0       1,802,532     2,871,177   (2,871,177)(i)            0
 Fees to
 Restaurant
 Financial
 Services Group..            0            0      151,041      594,041               0       745,082     (745,082)(n)            0
 Interest........            0            0      162,153      183,315       8,320,000     8,665,468      (81,594)(m)    8,583,874
 State taxes.....      251,358      234,022       12,084        1,294           1,600       500,358      110,893 (j)      611,251
 Depreciation--
 other...........            0            0       48,490       14,637               0        63,127          --            63,127
 Depreciation--
 property........    1,784,269    6,028,330            0            0               0     7,812,599    5,109,705 (k)   12,922,304
 Amortization....       10,793       37,729       18,093       61,324         916,577     1,044,516    1,984,844 (l)    3,029,360
                   -----------  -----------   ----------   ----------     -----------   -----------  -----------     ------------
 Total operating
 expenses........    3,862,024   10,255,597    4,658,030    2,744,515      11,869,557    33,389,723      135,346       33,525,069
                   -----------  -----------   ----------   ----------     -----------   -----------  -----------     ------------
Operating
earnings
(losses).........   15,595,909   42,900,137    3,818,375    3,220,595        (863,010)   64,672,006   13,708,041       78,380,047
 Equity in
 earnings of
 joint
 ventures/minority
 interest........      (31,453)   3,678,871            0     (126,627)              0     3,520,791          --         3,520,791
 Gain on sale of
 properties......            0    4,224,500            0            0               0     4,224,500          --         4,224,500
 Provision for
 loss on
 properties......            0     (665,574)           0            0               0      (665,574)         --          (665,574)
 Other income....            0      214,000            0            0               0       214,000          --           214,000
                   -----------  -----------   ----------   ----------     -----------   -----------  -----------     ------------
Net earnings
before federal
income taxes.....   15,564,456   50,351,934    3,818,375    3,093,968       (863,010)    71,965,723   13,708,041       85,673,764
 Provision
 (credit) for
 federal income
 taxes...........            0            0    1,508,258    1,272,133        (317,785)    2,462,606   (2,462,606)(o)            0
                   -----------  -----------   ----------   ----------     -----------   -----------  -----------     ------------
Net earnings
(losses).........  $15,564,456  $50,351,934   $2,310,117   $1,821,835     $  (545,225)  $69,503,117  $16,170,647     $ 85,673,764
                   ===========  ===========   ==========   ==========     ===========   ===========  ===========     ============
Earnings per
share............  $      0.66                                                                                       $       0.65
                   ===========                                                                                       ============
Shares
outstanding:
 Weighted
 average.........   23,423,868                                                                                        131,446,067
                   ===========                                                                                       ============
 End of period...   36,192,971                                                                                        131,446,067
                   ===========                                                                                       ============

                       CNL AMERICAN PROPERTIES FUND, INC.

                NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED
                         PRO FORMA FINANCIAL STATEMENTS

1. Basis of Presentation

   The Pro Forma Balance Sheet as of September 30, 1998 reflects the transactions of the acquisition of the CNL Income Funds, Advisor and CNL Restaurant Financial Services Group (the "Acquisition Proposal") as set forth in this Consent Solicitation. The Pro Forma Statements of Earnings for the nine months ended September 30, 1998, and for the year ended December 31, 1997, have been prepared to reflect a) the issuance of additional shares and the property acquisitions completed from January 1, 1997 through November 30, 1998 ("Offering and Property Transactions") and b) the transactions of the Acquisition Proposal as set forth in this Consent Solicitation. This unaudited pro forma financial information has been prepared utilizing the historical financial statements of APF and the historical combined financial information of the CNL Income Funds, Advisor and CNL Restaurant Financial Services Group and should be read in conjunction with the selected historical financial data and accompanying notes of APF, the CNL Income Funds, Advisor and the CNL Restaurant Financial Services Group. The Pro Forma Balance Sheet was prepared as if the Offering and Property Transactions and the Acquisition Proposal occurred on September 30, 1998. The Pro Forma Statements of Earnings were prepared as if the Property Acquisitions and the Acquisition Proposal occurred as of January 1, 1997. The pro forma information is unaudited and is not necessarily indicative of the consolidated operating results which would have occurred if the Offering and Acquisition Transaction and the Acquisition Proposal had been consummated at the beginning of the period, nor does it purport to represent the future financial position or results of operations for future periods. In management's opinion, all material adjustments necessary to reflect the recurring effects of the Acquisition Proposal have been made. Capitalized terms have the meanings as defined in the Consent Solicitation.

2. Method of Accounting

   The acquisition of the CNL Income Funds and the CNL Restaurant Financial Services Group will be accounted for under the purchase accounting method. APF will recognize goodwill to the extent that the consideration paid exceeds the fair value of the net tangible assets acquired. As for the acquisition of the Advisor from a related party, APF will expense the costs incurred in acquiring the Advisor to the extent the consideration paid exceeds the fair value of the net tangible assets received. This expense will be recorded as an operating expense on APF's consolidated statements of earnings, but APF will not deduct this expense for purposes of calculating funds from operations due to the non-recurring and non-cash nature of the expense.

   All significant intercompany balances and transactions between APF, CNL Income Funds, Advisor and CNL Restaurant Financial Services Group have been eliminated in the pro forma financial statements.

3. Adjustments to Pro Forma Balance Sheet

   The following describes the pro forma adjustments to the Pro Forma Balance Sheet as of September 30, 1998, as if the Acquisition was consummated on such date. For purposes of the pro forma financial statements, it is assumed that at an annual meeting of stockholders, the stockholders of APF approved an amendment to increase the number of authorized shares to an amount necessary to enable APF to issue the shares for the Acquisition.

     (1) Represents the payment of $7,175,000 in cash and the issuance of 72,582,500 common shares in consideration for the purchase of the CNL Income Funds, Advisor and CNL Restaurant Financial Services Group at September 30, 1998 at a share price of $10 plus estimated transaction costs. The acquisition of the CNL Income Funds and the CNL Restaurant Financial Services Group has been accounted for under the purchase accounting method and goodwill was recognized to the extent that the consideration paid exceeded the fair value of the net tangible assets acquired. As for the acquisition of the Advisor from a

                       CNL AMERICAN PROPERTIES FUND, INC.

                NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED
                  PRO FORMA FINANCIAL STATEMENTS--(Continued)

  related party, the consideration paid in excess of the fair value of the net tangible assets received has been accounted for as costs incurred in acquiring the Advisor from a related party because the Advisor has not been deemed to qualify as a "business" for purposes of applying APB Opinion No. 16 "Business Combinations." Upon consummation of the Acquisition, this expense will be recorded as an operating expense on APF's statement of earnings. APF will not deduct this expense for purposes of calculating funds from operations due to the nonrecurring and non-cash nature of the expense. As of September 30, 1998, $249,403 of transaction costs had been incurred by APF.

     CNL Income Funds............................................. $610,000,000
     Advisor......................................................   76,000,000
     CNL Restaurant Financial Services Group......................   47,000,000
                                                                   ------------
       Total Purchase Price (cash and shares).....................  733,000,000
     Less cash paid to CNL Income Funds...........................   (7,175,000)
                                                                   ------------
       Share consideration........................................  725,825,000
     Transaction costs of APF.....................................    8,933,000
                                                                   ------------
       Total costs incurred....................................... $734,758,000
                                                                   ============

   In addition, APF i) used $8,933,000 in cash to pay the transaction costs related to the Acquisition, ii) made an upward adjustment to the CNL Income Funds carrying value of land and building on operating leases by $92,857,763, net investment in direct financing leases by $24,117,264, investment in joint venture by $13,158,851, made downward adjustments to the carrying value of accrued rental income of $18,089,015, made downward adjustments to other assets of $4,673,130 and made downward adjustments to deferred income of $168,790 to adjust historical values to fair value, iii) recorded goodwill of $39,696,874 for the acquisition of the CNL Restaurant Financial Services Group, iv) reduced retained earnings by $73,545,548 for the excess consideration paid over the net assets of the Advisor and removed the historical common stock balance of $12,000, additional paid in capital balance of $9,602,287, retained earnings balance of $5,297,114, and partners' capital balance of $506,238,654 of the CNL Income Funds, Advisor and CNL Restaurant Financial Services Group.

     (2) Represents the use of $26,901,936 in cash and cash equivalents at September 30, 1998 to acquire $26,052,741 in properties and issue $849,195 in mortgage notes which occurred from October 1, 1998 through November 30, 1998.

     (3) Represents the elimination by the CNL Income Funds of $945,723 in related party payables recorded as receivables by the Advisor, the elimination by the CNL Restaurant Financial Services Group of $6,641,379 in related party payables recorded as receivables by CNL Restaurant Financial Services Group and the elimination by APF of $1,208,000 in related party payables recorded as receivables by the Advisor.

     (4) Represents the elimination of income taxes payable of $2,990,864 from liabilities assumed in the Acquisition since the Acquisition Agreement requires that the Advisor and CNL Restaurant Financial Services Group have no accumulated or current earnings and profits for federal income tax purposes at the time of the Acquisition.

                       CNL AMERICAN PROPERTIES FUND, INC.

                NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED
                  PRO FORMA FINANCIAL STATEMENTS--(Continued)

4. Adjustments to Pro Forma Income Statements

   (I) The following describes the pro forma adjustments to the Pro Forma Statement of Earnings for the nine months ended September 30, 1998, as if the Acquisition was consummated as of January 1, 1997.

  (a) Represents rental and earned income as if 1) properties that had been previously constructed and acquired from January 1, 1998 through November 30, 1998 had been acquired and leased on January 1, 1997 and
      2) properties that were developed by APF from January 1, 1998 through November 30, 1998 had been placed in service on May 1, 1997 (assumes a four month development period.)

   Rental and earned income on Property Transaction by APF.........  $9,635,208
   Rental and earned income on Property Transactions by CNL XVIII..     112,185
                                                                     ----------
                                                                     $9,747,393
                                                                     ==========

  (b) Represents $836,671 in accrued rental income resulting from the straight-lining of scheduled rent increases throughout the lease terms for the leases acquired from the CNL Income Funds as if the leases had been acquired on January 1, 1997.

  (c) Represents the elimination of intercompany fees between APF, the CNL Income Funds, the Advisor and the CNL Restaurant Financial Services
      Group:

     Origination fees............................................ $ (1,569,202)
     Secured equipment lease fee.................................      (44,424)
     Advisory fees...............................................   (1,932,795)
     Reimbursement of administrative costs.......................     (627,662)
     Acquisition fees............................................  (15,757,119)
     Underwriting fees...........................................     (254,945)
     Administrative fees.........................................     (148,493)
     Executive fee...............................................     (310,000)
     Guarantee fees..............................................      (93,750)
     Servicing fee...............................................   (1,014,117)
     Development fees............................................     (166,876)
     Consulting fee..............................................       (1,511)
                                                                  ------------
       Total..................................................... $(21,920,894)
                                                                  ============

  (d) Represents the deferral of $2,875,906 in origination fees collected by CNL Restaurant Financial Services Group that should be amortized over the term of the loans originated (20 years) in accordance with the Statement of Financial Accounting Standards #91 "Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases."

  (e) Represents interest income of $1,318,870 earned from Other Investments acquired and mortgage notes issued from January 1, 1998 through November 30, 1998 as if this had occurred on January 1, 1997 and the amortization of $207,677 of deferred origination fees collected during the year ended December 31, 1997 and during the nine months ended September 30, 1998, which were capitalized and deferred in (d) above as if they had been collected on January 1, 1997. These deferred fees are being amortized and recorded as interest income.

                       CNL AMERICAN PROPERTIES FUND, INC.

                NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED
                  PRO FORMA FINANCIAL STATEMENTS--(Continued)

  (f) Represents the elimination of intercompany expenses paid between APF, the CNL Income Funds, the Advisor and the CNL Restaurant Financial Services Group.

     Reimbursement of administrative costs........................ $  (627,662)
     Servicing fee................................................  (1,014,117)
                                                                   -----------
                                                                   $(1,641,779)
                                                                   ===========

  (g) Represents capitalization of incremental costs associated with the acquisition, development and leasing of properties acquired during the period as if 1) costs relating to properties developed by APF were subject to capitalization during the entire period and 2) costs relating to properties not developed by APF were subject to capitalization up through the time that EITF 97-11 became effective.

     General and administrative costs............................. $(1,415,100)

  (h) Represents savings of $571,595 in professional services and administrative expenses resulting from reporting on one combined Company versus 22 separate entities.

  (i) Represents the elimination of advisory fees between APF, the CNL Income Funds, the Advisor and the CNL Restaurant Financial Services Group:

     Advisory fees................................................. $(1,932,795)
     Administrative fees...........................................    (148,493)
     Executive fee.................................................    (310,000)
     Guarantee fees................................................     (93,750)
                                                                    -----------
                                                                    $(2,485,038)
                                                                    ===========

  (j) Represents additional income taxes of $601,369 resulting from assuming that acquisitions from January 1, 1998 through November 30, 1998 had been acquired on January 1, 1997 and assuming that the CNL Income Funds had operated under a REIT structure.

  (k) Represents an increase in depreciation of the building portion of the properties acquired from January 1, 1998 through November 30, 1998 as if they had been acquired on January 1, 1997 and the step up in basis referred to in footnote (2) from acquiring the CNL Income Fund portfolios using the straight-line method over the estimated useful lives of generally 30 years.

     Depreciation expense............................................ $2,870,103

  (l) Represents the amortization of the goodwill on the acquisition of the CNL Restaurant Financial Services Group referred to in footnote (2)

     Amortization of goodwill....................................... $1,488,633

  (m) Represents elimination of interest expense recorded for the amortization of $350,000 in arrangement fees collected during the year ended December 31, 1997 which were eliminated in II (d ) below.

     Interest expense................................................. $(68,670)

                       CNL AMERICAN PROPERTIES FUND, INC.

                NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED
                  PRO FORMA FINANCIAL STATEMENTS--(Continued)

  (n) Represents the elimination of fees paid to affiliates for fees incurred between APF, the CNL Income Funds, the Advisor and the CNL Restaurant Financial Services Group:

     Origination fees.............................................. $(1,569,202)
     Underwriting fees.............................................    (254,945)
     Consulting fee................................................      (1,511)
                                                                    -----------
                                                                    $(1,825,658)
                                                                    ===========

  (o) Represents the elimination of $6,316,081 in the provision for income taxes as a result of the Acquisition. APF expects to continue to qualify as a REIT and does not expect to incur federal income taxes.

  (p) Common shares issued during the period required to fund acquisitions as if they had been acquired on January 1, 1997 were assumed to have been issued and outstanding as of January 1, 1998. For purposes of the pro forma financial statements, it is assumed that the stockholders approved the proposal to increase the number of authorized common shares of APF.

   (II) The following describes the pro forma adjustments to the Pro Forma Statement of Earnings for the year ended December 31, 1997, as if the Acquisition was consummated as of January 1, 1997.

  (a) Represents rental and earned income as if 1) properties that had been previously constructed and acquired from January 1, 1998 through November 30, 1998 had been acquired and leased on January 1, 1997 and
      2) properties that were developed by APF from January 1, 1997 through November 30, 1998 had been placed in service on May 1, 1997 (assumes a four month development period.)

     Rental and earned income on Property Transaction by APF...... $24,048,982
     Rental and earned income on Property Transactions by CNL
      XVIII.......................................................   1,232,511
                                                                   -----------
                                                                   $25,281,493
                                                                   ===========

  (b) Represents $1,061,687 in accrued rental income resulting from the straight-lining of scheduled rent increases throughout the lease terms for the leases acquired from the CNL Income Funds as if the leases had been acquired on January 1, 1997.

  (c) Represents the elimination of intercompany fees between APF, the CNL Income Funds, the Advisor and the CNL entities:

     Origination fees............................................ $   (594,041)
     Secured equipment lease fee.................................     (375,219)
     Advisory fees...............................................   (2,039,446)
     Reimbursement of administrative costs.......................     (439,377)
     Acquisition fees............................................   (4,337,634)
     Underwriting fees...........................................     (151,041)
     Administrative fees.........................................     (269,231)
     Executive fee...............................................     (250,000)
     Guarantee fees..............................................     (312,500)
     Arrangement fees............................................     (350,000)
     Servicing fee...............................................     (598,988)
     Development fees............................................     (369,570)
                                                                  ------------
       Total..................................................... $(10,087,047)
                                                                  ============

                       CNL AMERICAN PROPERTIES FUND, INC.

                NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED
                  PRO FORMA FINANCIAL STATEMENTS--(Continued)

  (d) Represents the deferral of $2,662,141 in origination fees collected by CNL Restaurant Financial Services Group that should be amortized over the term of the loans originated (20 years) in accordance with the Statement of Financial Accounting Standards #91 "Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases."

  (e) Represents the elimination of interest income of $1,931,331 earned during the year ended December 31, 1997 assuming all monies raised during 1997 and all cash held on January 1, 1997 was used to effect the Acquisition on January 1, 1997, represents interest income of $2,047,619 earned from Other Investments acquired and mortgage notes issued from January 1, 1998 through November 30, 1998 as if this had occurred on January 1, 1997 and the recognition of $133,107 of origination fees collected during the year ended December 31, 1997 which were deferred in (d) and are being amortized and recorded as interest income.

  (f) Represents the elimination of intercompany expenses paid between APF, the CNL Income Funds, the Advisor and the CNL Restaurant Financial Services Group.

     Reimbursement of administrative costs........................ $  (439,377)
     Servicing fee................................................    (598,988)
                                                                   -----------
                                                                   $(1,038,365)
                                                                   ===========

  (g) Represents capitalization of incremental costs associated with the acquisition, development and leasing of properties acquired during the period as if 1) costs relating to properties developed by APF were subject to capitalization during the entire period and 2) costs relating to properties not developed by APF were subject to capitalization up through the time that EITF 97-11 became effective.

     General and administrative costs............................. $(1,619,238)

  (h) Represents savings of $714,640 in professional services and administrative expenses resulting from reporting on one combined Company versus 22 separate entities.

  (i) Represents the elimination of advisory fees between APF, the CNL Income Funds, the Advisor and the CNL Restaurant Financial Services Group:

     Advisory fees................................................. $(2,039,446)
     Administrative fees...........................................    (269,231)
     Executive fee.................................................    (250,000)
     Guarantee fees................................................    (312,500)
                                                                    -----------
                                                                    $(2,871,177)
                                                                    ===========

  (j) Represents additional income taxes of $110,893 resulting from assuming that acquisitions from January 1, 1997 through November 30, 1998 had been acquired on January 1, 1997 and assuming that the CNL Income Funds had operated under a REIT structure.

                       CNL AMERICAN PROPERTIES FUND, INC.

                NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED
                  PRO FORMA FINANCIAL STATEMENTS--(Continued)

  (k) Represents an increase in depreciation of the building portion of the properties acquired from January 1, 1997 through November 30, 1998 as if they had been acquired on January 1, 1997 and the step up in basis referred to in footnote (2) from acquiring the CNL Income Fund portfolios using the straight-line method over the estimated useful lives of generally 30 years.

     Depreciation expense............................................ $5,109,705

  (l) Represents the amortization of the goodwill on the acquisition of the CNL Restaurant Financial Services Group referred to in footnote (2)

     Amortization of goodwill....................................... $1,984,844

  (m) Represents elimination of yearly amortization of arrangement fees of $350,000 capitalized as deferred costs and amortized as interest expense and the capitalization of interest expense during the period that properties were under development.

     Amortization of arrangement fees................................ $(24,144)
     Capitalization of interest during development period............  (57,450)
                                                                      --------
                                                                      $(81,594)
                                                                      ========

  (n) Represents the elimination of fees paid to affiliates for fees incurred between APF, the CNL Income Funds, the Advisor and the CNL Restaurant Financial Services Group:

     Origination fees................................................ $(594,041)
     Underwriting fees...............................................  (151,041)
                                                                      ---------
                                                                      $(745,082)
                                                                      =========

  (o) Represents the elimination of $2,462,606 in the provision for income taxes as a result of the Acquisition. APF expects to continue to qualify as a REIT and does not expect to incur federal income taxes.

  (p) Common shares issued during the period were assumed to have been issued and outstanding as of January 1, 1997. For purposes of the pro forma financial statement, it is assumed that the stockholders approved the proposal to increase the number of authorized common shares of APF.